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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

                        FRANK RUSSELL INVESTMENT COMPANY
               (Exact name of registrant as specified in charter)

                      909 A STREET, TACOMA WASHINGTON 98402
               (Address of principal executive offices) (Zip code)

                      GREGORY J. LYONS, ASSISTANT SECRETARY
                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                                  253-439-2406
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 253-572-9500

Date of fiscal year end: OCTOBER 31

Date of reporting period: November 1, 2004 to October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

MONEY MARKET FUNDS

2005 Annual Report


CLASS A AND S SHARES:


MONEY MARKET FUND


CLASS S SHARES:


US GOVERNMENT MONEY MARKET FUND

TAX FREE MONEY MARKET FUND


OCTOBER 31, 2005


                                                                  (RUSSELL LOGO)

Frank Russell Investment Company

Frank Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on three of these Funds.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                        Frank Russell Investment Company

                               Money Market Funds

                                 Annual Report

                                October 31, 2005

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Money Market Fund....................................................         4

US Government Money Market Fund......................................         9

Tax Free Money Market Fund...........................................        11

Notes to Schedules of Investments....................................        19

Statement of Assets and Liabilities..................................        20

Statement of Operations..............................................        21

Statement of Changes in Net Assets...................................        22

Financial Highlights.................................................        24

Notes to Financial Statements........................................        26

Report of Independent Registered Public Accounting Firm..............        31

Tax Information......................................................        32

Shareholder Requests for Additional Information......................        33

Disclosure of Information about Fund Directors.......................        34

Manager, Money Managers and Service Providers........................        39

Frank Russell Investment Company - Money Market Funds

Copyright (c) Frank Russell Company 2005. All rights reserved.

The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Indexes are unmanaged and cannot be invested in directly.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



Thank you for selecting Russell to help provide for your financial security. As you read Frank Russell Investment Company's 2005 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2006, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,016.40      $     1,023.95
Expenses Paid During
Period*                       $         1.27      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,016.70      $     1,024.45
Expenses Paid During
Period*                       $         0.76      $         0.77

* Expenses are equal to the Fund's annualized expense ratio of 0.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 4  Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 32.0%
Allstate Financial Global Funding                                   17,900       6.150          02/01/06            17,996
Allstate Financial Global Funding (E)                               10,000       4.015          12/20/05            10,002
Bank of the West (E)                                                50,000       3.737          08/08/06            50,010
Bank One NA Illinois (E)                                            14,500       4.260          01/13/06            14,504
Citigroup Global Markets (E)                                        10,750       4.416          01/27/06            10,756
Citigroup Global Markets (E)                                        50,000       3.884          03/16/06            50,010
Deutsche Bank AG (NY) (E)                                           13,000       4.204          04/24/06            13,003
Goldman Sachs Group, Inc. (E)                                       50,000       4.120          03/21/06            50,043
Goldman Sachs Group, LP (E)                                         15,000       4.070          12/15/05            14,999
HSBC Finance Corp.                                                  28,110       6.500          01/24/06            28,288
HSBC Finance Corp.                                                   6,460       3.375          02/21/06             6,452
HSBC Finance Corp.                                                   6,812       7.200          07/15/06             6,952
HSBC Finance Corp. (E)                                              70,000       3.974          06/22/06            70,037
HSBC Finance Corp. (E)                                              10,200       4.266          10/27/06            10,206
Merrill Lynch & Co., Inc.                                            1,425       6.150          01/26/06             1,433
Merrill Lynch & Co., Inc. (E)                                       15,000       4.439          04/18/06            15,022
Merrill Lynch & Co., Inc. (E)                                       12,027       4.220          05/22/06            12,055
Merrill Lynch & Co., Inc. (E)                                       21,500       4.101          05/26/06            21,538
Metropolitan Life Global Funding (E)                                10,000       3.930          05/22/06            10,006
Metropolitan Life Insurance Co. (E)                                 75,000       4.220          10/13/06            75,000
Morgan Stanley                                                       3,971       6.300          01/15/06             3,992
Morgan Stanley                                                       7,000       6.100          04/15/06             7,068
Morgan Stanley (E)                                                  49,225       4.250          03/27/06            49,286
Morgan Stanley (E)                                                  60,000       4.000          04/03/06            60,000
Morgan Stanley (E)                                                  20,000       4.000          05/03/06            20,000
New York Life Insurance Co. (E)(A)                                  50,000       3.890          11/18/05            50,000
New York Life Insurance Co. (E)(A)                                  35,000       3.862          05/17/06            35,000
Presbyterian Homes & Services Series B2, weekly demand (E)          17,024       4.050          12/01/28            17,024
Principal Life Global Funding I (E)                                 50,000       4.020          02/24/06            50,034
Principal Life Income Funding (E)                                   50,000       3.740          05/10/06            50,002
Protective Life Insurance Co. (E)(A)                                50,000       3.973          08/23/06            50,000
Protective Life US Funding                                          40,720       5.875          08/15/06            41,245
Tango Finance Corp. (E)                                             15,000       4.140          01/17/06            15,000
The Travelers Insurance Co. (E)(A)                                  75,000       4.144          11/10/05            75,000
                                                                                                              ------------

TOTAL CORPORATE BONDS AND NOTES (amortized cost $1,011,963)                                                      1,011,963
                                                                                                              ------------

MUNICIPAL BONDS - 0.9%
Illinois Health Facilities Authority Revenue, weekly demand
   (E)(n)                                                           27,300       4.080          01/01/28            27,300
                                                                                                              ------------

TOTAL MUNICIPAL BONDS (amortized cost $27,300)                                                                      27,300
                                                                                                              ------------

REGISTERED INVESTMENT COMPANY FUNDS - 0.0%
Merrill Lynch Premier Institutional Fund                           361,495                                             361
                                                                                                              ------------

TOTAL REGISTERED INVESTMENT COMPANY FUNDS (cost $361)                                                                  361
                                                                                                              ------------

LEGAL NOTES - 2.9%
Bear Stearns Master Note, daily demand (E)                          90,000                                          90,000
                                                                                                              ------------

TOTAL LEGAL NOTES (cost $90,000)                                                                                    90,000
                                                                                                              ------------

                                                            Money Market Fund  5

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT - 2.6%
Bank of the West                                                    50,000       3.890          11/14/05            50,000
Wilmington Trust Co.                                                31,000       3.600          11/01/05            31,000
                                                                                                              ------------

TOTAL DOMESTIC CERTIFICATES OF DEPOSIT (amortized cost
$81,000)                                                                                                            81,000
                                                                                                              ------------

DOMESTIC COMMERCIAL PAPER - 51.4%
Barclays US Funding Corp.                                           19,000       3.800          11/01/05            19,000
BTM Capital Corp.                                                   20,000       3.760          11/01/05            20,000
BTM Capital Corp.                                                   25,000       3.930          12/01/05            24,918
BTM Capital Corp.                                                   50,000       3.970          12/06/05            49,807
BTM Capital Corp.                                                   50,000       4.090          01/06/06            49,625
BTM Capital Corp.                                                   10,000       4.130          01/13/06             9,916
Central American Bank for Economic Integration                       6,145       3.450          11/14/05             6,137
Co-Op Association of Tractor Dealers - Series B                     67,100       4.090          11/01/05            67,100
Co-Op Association of Tractor Dealers - Series B                     15,300       3.390          11/04/05            15,296
Co-Op Association of Tractor Dealers - Series B                     10,100       3.870          11/07/05            10,093
Co-Op Association of Tractor Dealers - Series B                      6,100       3.550          11/29/05             6,083
Co-Op Association of Tractor Dealers - Series B                      5,700       3.600          12/16/05             5,674
Co-Op Association of Tractor Dealers - Series B                      5,100       3.910          01/20/06             5,056
Co-Op Association of Tractor Dealers - Series B                     23,400       3.850          01/27/06            23,182
Co-Op Association of Tractor Dealers - Series B                     11,100       4.150          03/29/06            10,911
Cullinan Finance Corp.                                              25,963       4.050          12/01/05            25,875
Dealers Capital Access Trust                                        10,100       3.720          11/02/05            10,099
Dealers Capital Access Trust                                        13,600       3.720          11/04/05            13,596
Dealers Capital Access Trust                                        11,000       3.830          12/02/05            10,964
Dealers Capital Access Trust                                         5,100       3.720          12/19/05             5,075
Dealers Capital Access Trust                                        16,300       3.650          12/22/05            16,216
Dealers Capital Access Trust                                         7,500       4.040          01/13/06             7,439
Dealers Capital Access Trust                                         5,600       4.040          01/20/06             5,550
Fairway Finance                                                     25,263       3.880          11/07/05            25,247
Giro Balanced Funding Corp.                                         50,000       3.900          11/08/05            49,962
Giro Balanced Funding Corp.                                         35,000       3.930          11/14/05            34,950
Giro Balanced Funding Corp.                                         50,000       4.050          11/28/05            49,848
Gotham Funding Corp.                                                63,000       3.660          11/01/05            63,000
Gotham Funding Corp.                                                30,923       4.040          11/22/05            30,850
Gotham Funding Corp.                                                 7,591       4.060          11/28/05             7,568
Gotham Funding Corp.                                                35,000       4.140          01/17/06            34,690
Ivory Funding Corp.                                                 12,233       3.510          11/21/05            12,209
Ivory Funding Corp.                                                 30,309       4.060          01/09/06            30,073
Ivory Funding Corp.                                                 22,932       4.160          01/17/06            22,728
Ivory Funding Corp.                                                 26,038       4.190          01/31/06            25,762
Liquid Funding, Ltd.                                                50,000       4.070          11/01/05            50,000
Liquid Funding, Ltd.                                                75,000       4.020          11/21/05            74,833
Lockhart Funding LLC                                                20,000       4.000          11/16/05            19,967
Lockhart Funding LLC                                                50,000       4.125          01/05/06            49,628
Lockhart Funding LLC                                                10,000       4.140          01/05/06             9,925
Lockhart Funding LLC                                                50,000       4.070          01/09/06            49,610
Lockhart Funding LLC                                                30,000       4.080          01/11/06            29,759
Long Lane Master Trust IV                                           75,519       3.860          11/07/05            75,470
Long Lane Master Trust IV                                           16,025       4.000          11/21/05            15,989
Long Lane Master Trust IV                                           30,000       3.750          01/12/06            29,775

 6  Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Louis Dreyfus Corp.                                                  9,000       3.890          11/14/05             8,987
Louis Dreyfus Corp.                                                 35,000       4.030          11/29/05            34,890
Moat Funding LLC                                                    50,000       3.900          11/09/05            49,957
North America Timber Co. California LLC                             75,000       4.130          01/12/06            74,381
Park Avenue Receivables Corp.                                       10,000       3.950          11/07/05             9,993
Park Avenue Receivables Corp.                                       30,000       4.070          11/07/05            29,980
Rabobank USA Financial Corp.                                         5,400       3.750          11/08/05             5,396
Societe Generale N.A.                                               33,100       3.800          11/01/05            33,100
Tango Finance Corp.                                                 23,645       4.050          11/10/05            23,621
Tango Finance Corp.                                                 10,051       3.870          11/14/05            10,037
Tango Finance Corp.                                                  9,250       4.020          01/19/06             9,168
Tango Finance Corp.                                                 50,000       4.150          01/24/06            49,516
Three Pillars Funding Corp.                                         37,031       4.050          11/28/05            36,919
Three Pillars Funding Corp.                                         10,023       3.950          12/12/05             9,978
Three Pillars Funding Corp.                                          9,733       4.100          12/22/05             9,676
Three Pillars Funding Corp.                                          1,517       4.060          01/17/06             1,504
Three Rivers Funding Corp.                                          18,069       4.030          11/22/05            18,026
                                                                                                              ------------

TOTAL DOMESTIC COMMERCIAL PAPER (amortized cost $1,624,584)                                                      1,624,584
                                                                                                              ------------

EURODOLLAR CERTIFICATES OF DEPOSIT - 1.0%
Societe Generale (Cayman)                                           32,392       4.063          11/01/05            32,391
                                                                                                              ------------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (amortized cost
$32,391)                                                                                                            32,391
                                                                                                              ------------

UNITED STATES GOVERNMENT AGENCIES - 0.2%
AID to INH Portugal Guaranteed Note, weekly demand (LIBOR
   Floater) (E)(B)                                                   7,813       4.591          12/01/17             7,897
                                                                                                              ------------

TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost
$7,897)                                                                                                              7,897
                                                                                                              ------------

YANKEE CERTIFICATES OF DEPOSIT - 9.2%
Credit Suisse First Boston NY Branch                               100,000       2.750          11/14/05            99,960
Credit Suisse First Boston NY Branch                                50,000       3.890          11/14/05            50,000
Deutsche Bank AG (NY)                                               60,000       4.400          09/29/06            60,000
Deutsche Bank AG (NY)                                               60,000       4.540          10/16/06            60,000
Wilmington Trust Co.                                                20,000       3.780          11/18/05            20,000
                                                                                                              ------------

TOTAL YANKEE CERTIFICATES OF DEPOSIT (amortized cost
$289,960)                                                                                                          289,960
                                                                                                              ------------

TOTAL INVESTMENTS - 100.2% (cost $3,165,456) (+)                                                                 3,165,456

OTHER ASSETS AND LIABILITIES, NET - (0.2%)                                                                          (5,454)
                                                                                                              ------------

NET ASSETS - 100.0%                                                                                              3,160,002
                                                                                                              ============

  See accompanying notes which are an integral part of the financial statements.

                                                            Money Market Fund  7

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Corporate Bonds & Notes                                      32.0
Municipal Bonds                                               0.9
Registered Investment Company Funds                            --*
Legal Notes                                                   2.9
Domestic Certificates of Deposit                              2.6
Domestic Commercial Paper                                    51.4
Eurodollar Certificates of Deposit                            1.0
United States Government Agencies                             0.2
Yankee Certificates of Deposit                                9.2
                                                  ---------------
Total Investments                                           100.2
Other Assets and Liabilities, Net                            (0.2)
                                                  ---------------

                                                            100.0
                                                  ===============

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 8  Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
US GOVERNMENT MONEY MARKET FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,014.00      $     1,022.03
Expenses Paid During
Period*                       $         3.20      $         3.21

* Expenses are equal to the Fund's annualized expense ratio of 0.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                              US Government Money Market Fund  9

FRANK RUSSELL INVESTMENT COMPANY
US GOVERNMENT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCIES - 20.5%
Federal Farm Credit Bank Note (E)                                    1,350       3.930          06/20/06             1,350
Federal Home Loan Bank (E)                                             600       3.750          06/02/06               600
Federal Home Loan Mortgage Corp.                                       100       3.702          11/07/05               100
Federal National Mortgage Association                                5,000       2.900          02/24/06             4,987
                                                                                                              ------------

TOTAL INVESTMENTS - 20.5% (amortized cost $7,037)                                                                    7,037
                                                                                                              ------------

REPURCHASE AGREEMENTS - 79.7%
Agreement with Barclays and The Bank of New York (Tri-party)
   of $27,352 dated October 31, 2005 at 3.970% to be
   repurchased at $27,355 on November 1, 2005,
   collateralized by: $28,385 par US Government Agency Note,
   valued at $27,900                                                                                                27,352
                                                                                                              ------------

TOTAL REPURCHASE AGREEMENTS (identified cost $27,352)                                                               27,352
                                                                                                              ------------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.2%
(cost $34,389) (+)                                                                                                  34,389

OTHER ASSETS AND LIABILITIES, NET - (0.2%)                                                                             (82)
                                                                                                              ------------

NET ASSETS - 100.0%                                                                                                 34,307
                                                                                                              ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
United States Government Agencies                            20.5
Repurchase Agreements                                        79.7
                                                  ---------------
Total Investments and Repurchase Agreements                 100.2
Other Assets and Liabilities, Net                            (0.2)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 10  US Government Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,010.50      $     1,022.63
Expenses Paid During
Period*                       $         2.58      $         2.60

* Expenses are equal to the Fund's annualized expense ratio of 0.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  Tax Free Money Market Fund  11

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 99.7%
Alabama - 2.5%
Lauderdale County Public Park Recreation Board Revenue
   Bonds, weekly demand (E)(u)                                         600       2.700          12/01/20               600
Spring Hill College Educational Building Authority Revenue
   Bonds, weekly demand (E)(u)                                       1,000       2.700          09/01/24             1,000
                                                                                                              ------------
                                                                                                                     1,600
                                                                                                              ------------
Arizona - 0.5%
Maricopa County Industrial Development Authority Revenue
   Bonds, weekly demand (E)                                            305       2.700          04/15/30               305
                                                                                                              ------------

California - 1.5%
GAF Tax Exempt Bond Grantor Trust, monthly demand (E)(u)             1,000       3.000          10/01/12             1,000
                                                                                                              ------------

Colorado - 3.1%
Colorado Health Facilities Authority Revenue Bonds, weekly
   demand (E)(u)                                                       500       2.850          10/01/30               500
Colorado Housing & Finance Authority Revenue Bonds, weekly
   demand (E)                                                          500       2.710          02/15/28               500
Superior Metropolitan District No. 1 Revenue Bonds, annual
   demand (E)(u)                                                     1,000       2.300          12/01/20             1,000
                                                                                                              ------------
                                                                                                                     2,000
                                                                                                              ------------
Delaware - 3.2%
Delaware State Economic Development Authority Revenue Bonds,
   weekly demand (E)(u)                                                300       2.720          05/01/15               300
Delaware State Economic Development Authority Revenue Bonds,
   weekly demand (E)(u)                                                815       2.680          12/01/15               815
Delaware State Economic Development Authority Revenue Bonds,
   weekly demand (E)(u)                                                450       2.850          12/01/15               450
New Castle County Delaware Revenue Bonds, weekly demand
   (E)(u)                                                              500       2.730          08/01/31               500
                                                                                                              ------------
                                                                                                                     2,065
                                                                                                              ------------
District of Columbia - 0.9%
District of Columbia Revenue Bonds, weekly demand (E)(u)               600       2.800          12/01/23               600
                                                                                                              ------------

Florida - 1.4%
Florida Housing Finance Agency Revenue Bonds, weekly demand
   (E)                                                                 600       2.710          12/01/29               600
Fort Pierce Florida Revenue Bonds, weekly demand (E)(u)                300       2.700          10/01/17               300
                                                                                                              ------------
                                                                                                                       900
                                                                                                              ------------
Georgia - 0.6%
Gwinnett County Development Authority Revenue Bond, weekly
   demand (E)(u)                                                        65       2.700          03/01/17                65
Gwinnett County Development Authority Revenue Bond, weekly
   demand (E)(u)                                                       200       2.700          03/01/21               200
Gwinnett County Hospital Authority Revenue Bonds, weekly
   demand (E)(u)                                                       100       2.700          07/01/32               100
                                                                                                              ------------
                                                                                                                       365
                                                                                                              ------------

 12  Tax Free Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Illinois - 9.1%
Belleville Illinois Revenue Bonds, weekly demand (E)(u)                500       2.720          12/01/08               500
Illinois Educational Facilities Authority Revenue Bonds,
   weekly demand (E)(u)                                                100       2.750          11/01/25               100
Illinois Educational Facilities Authority Revenue Bonds,
   weekly demand (E)(u)                                              1,000       2.750          11/01/32             1,000
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              845       2.700          02/01/19               845
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              800       2.830          04/01/21               800
Illinois Finance Authority Revenue Bonds, weekly demand
   (E)(u)                                                              600       2.830          08/01/26               600
Oakbrook Terrace Illinois Revenue Bonds, weekly demand
   (E)(u)                                                            2,100       2.850          12/01/25             2,100
                                                                                                              ------------
                                                                                                                     5,945
                                                                                                              ------------
Indiana - 3.8%
Indiana Development Finance Authority Revenue Bonds, weekly
   demand (E)(u)                                                         5       2.780          09/01/26                 5
Indiana Health Facility Financing Authority Revenue Bonds,
   weekly demand (E)(u)                                              1,455       2.780          10/01/32             1,455
Northwest Allen County Schools General Obligation Unlimited
   (E)                                                               1,000       3.500          12/30/05             1,001
                                                                                                              ------------
                                                                                                                     2,461
                                                                                                              ------------
Iowa - 3.0%
Iowa Finance Authority Revenue Bonds, weekly demand (E)(u)             100       2.780          07/01/26               100
Iowa Finance Authority Revenue Bonds, weekly demand (E)(u)             550       2.780          06/01/28               550
Iowa Finance Authority Revenue Bonds, weekly demand (E)(u)             230       2.780          11/01/32               230
Iowa Finance Authority Revenue Bonds, weekly demand (E)(u)             250       2.780          06/01/33               250
Iowa Higher Education Loan Authority Revenue Bonds, weekly
   demand (E)                                                          200       2.780          03/01/30               200
Iowa Higher Education Loan Authority Revenue Bonds, weekly
   demand (E)                                                          600       2.780          10/01/33               600
                                                                                                              ------------
                                                                                                                     1,930
                                                                                                              ------------
Kansas - 2.7%
City of Salina Kansas Revenue Bonds, weekly demand (E)(u)            1,350       2.900          12/01/14             1,350
Kansas Development Finance Authority Revenue Bonds, weekly
   demand (E)(u)                                                       150       2.780          05/15/26               150
Prairie Village Kansas Revenue Bonds, weekly demand (E)                250       2.710          11/01/30               250
                                                                                                              ------------
                                                                                                                     1,750
                                                                                                              ------------
Kentucky - 3.2%
County of Jefferson Kentucky Revenue Bonds, weekly demand
   (E)(u)                                                            1,700       2.720          10/01/19             1,700
Lexington-Fayette Urban County Government Revenue Bonds,
   annual demand (E)(u)                                                380       2.750          04/01/15               380
                                                                                                              ------------
                                                                                                                     2,080
                                                                                                              ------------
Maryland - 1.0%
County of Montgomery Maryland, monthly demand (E)                      641       2.800          04/01/14               641
                                                                                                              ------------

Michigan - 7.2%
Eaton Intermediate School District Notes (E)                         1,950       3.500          04/03/06             1,953
Lansing Economic Development Corp. Revenue Bonds,
   semi-annual demand (E)(u)                                         1,450       3.150          05/01/15             1,450
Leelanau County Economic Development Corp., semi-annual
   demand (E)                                                          140       3.000          06/15/06               140

                                                  Tax Free Money Market Fund  13

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Northville Township Economic Development Corp. Revenue
   Bonds, weekly demand (E)(u)                                         500       2.610          05/01/14               500
Oakland County Economic Development Corp. Revenue Bonds,
   semi-annual demand (E)(u)                                           685       3.250          08/01/15               685
                                                                                                              ------------
                                                                                                                     4,728
                                                                                                              ------------
Minnesota - 3.8%
Arden Hills Minnesota Revenue Bonds, weekly demand (E)(u)              428       2.780          09/01/29               428
City of Minneapolis Minnesota Revenue Bonds, weekly demand
   (E)(u)                                                              500       2.830          05/01/26               500
Mankato Minnesota Revenue Bonds, weekly demand (E)(u)                  200       2.780          11/01/15               200
St. Paul Housing & Redevelopment Authority Revenue Bonds,
   weekly demand (E)(u)                                                200       2.780          05/01/22               200
St. Paul Housing & Redevelopment Authority Revenue Bonds,
   weekly demand (E)(u)                                              1,155       2.850          08/01/25             1,155
                                                                                                              ------------
                                                                                                                     2,483
                                                                                                              ------------
Missouri - 3.8%
Clayton Industrial Development Authority Revenue Bonds,
   weekly demand (E)(u)                                              1,000       2.850          01/01/09             1,000
Missouri Public Utilities Commission Revenue Notes (E)               1,000       4.000          09/15/06             1,008
Missouri State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (E)                                    195       2.780          10/01/24               195
Missouri State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (E)(u)                                 100       2.780          08/15/28               100
Missouri State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (E)(u)                                 200       2.780          10/01/31               200
                                                                                                              ------------
                                                                                                                     2,503
                                                                                                              ------------
Montana - 1.1%
Montana Health Facilities Authority Revenue Bonds, weekly
   demand (E)(u)                                                       700       2.700          12/01/15               700
                                                                                                              ------------

Multi-State and Other - 0.8%
Greystone Revenue Bond Certificate Trust
   Series 1998-1 Class SR, weekly demand (E)(e)                        500       2.830          05/01/28               500
                                                                                                              ------------

New Jersey - 4.4%
Dumont New Jersey Notes (E)                                          2,075       3.625          04/06/06             2,080
New Jersey Economic Development Authority Revenue Bonds,
   weekly demand (E)(u)                                                800       2.830          08/01/14               800
                                                                                                              ------------
                                                                                                                     2,880
                                                                                                              ------------
New York - 4.8%
Albany Industrial Development Agency Revenue Bonds, weekly
   demand (E)                                                          380       2.800          07/01/32               380
Herkimer County Industrial Development Agency Revenue Bonds,
   weekly demand (E)(u)                                              1,240       2.770          12/01/14             1,240
Marlboro Central School District General Obligation
   Unlimited Notes (E)                                               1,200       3.750          04/13/06             1,204
New York City Municipal Water Finance Authority Revenue
   Bonds, weekly demand (E)                                            300       2.720          06/15/36               300
                                                                                                              ------------
                                                                                                                     3,124
                                                                                                              ------------

 14  Tax Free Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
North Carolina - 0.1%
North Carolina Medical Care Commission Revenue Bonds, weekly
   demand (E)(u)                                                        50       2.750          11/15/09                50
                                                                                                              ------------

Ohio - 9.3%
American Municipal Power-Ohio, Inc. Revenue Notes (E)                  580       2.850          03/31/06               580
American Municipal Power-Ohio, Inc. General Obligation, Ltd.
   Notes (E)                                                         1,100       3.200          10/05/06             1,100
Clermont County Ohio Revenue Bonds, semi-annual demand
   (E)(u)                                                            1,400       2.900          05/01/12             1,400
Stark County Ohio Revenue Bonds, semi-annual demand (E)(u)           1,370       3.050          09/01/15             1,370
Stark County Ohio Revenue Bonds, weekly demand (E)(u)                1,595       3.050          09/15/16             1,595
                                                                                                              ------------
                                                                                                                     6,045
                                                                                                              ------------
Oklahoma - 1.5%
Tulsa County Industrial Authority Revenue Bonds, annual
   demand (E)                                                        1,000       2.950          05/15/17             1,000
                                                                                                              ------------

Pennsylvania - 0.9%
City of Philadelphia Pennsylvania Revenue Bonds, weekly
   demand (E)(u)                                                       100       2.690          06/15/23               100
Pennsylvania Higher Educational Facilities Authority Revenue
   Bonds, annual demand (E)(u)                                         500       1.950          11/01/31               500
                                                                                                              ------------
                                                                                                                       600
                                                                                                              ------------
Rhode Island - 1.6%
Rhode Island Economic Development Corp. Revenue Bonds,
   weekly demand (E)(u)                                              1,065       2.740          07/01/23             1,065
                                                                                                              ------------

South Carolina - 1.5%
Three Rivers Solid Waste Authority Revenue Notes, weekly
   demand (E)                                                        1,000       3.875          06/01/06             1,005
                                                                                                              ------------

Tennessee - 6.7%
Franklin County Health & Educational Facilities Board
   Revenue Bonds, semi-annual demand (E)                             1,175       2.650          09/01/10             1,175
Knox County Health Educational & Housing Facilities Board
   Revenue Bonds, weekly demand (E)(u)                                 320       2.700          03/01/19               320
Knox County Industrial Development Board Revenue Bonds,
   weekly demand (E)(u)                                              1,800       3.500          12/01/14             1,800
Wilson County Industrial Development Board, weekly demand            1,100       2.720          07/01/26             1,100
                                                                                                              ------------
                                                                                                                     4,395
                                                                                                              ------------
Texas - 0.7%
Gulf Coast Waste Disposal Authority Revenue Bonds, weekly
   demand (E)(u)                                                       490       2.720          12/01/08               490
                                                                                                              ------------

Vermont - 2.7%
Vermont Educational & Health Buildings Financing Agency
   Revenue Bonds, weekly demand (E)(u)                               1,340       2.830          06/01/22             1,340
Vermont Educational & Health Buildings Financing Agency
   Revenue Bonds, weekly demand (E)(u)                                 390       2.830          06/01/27               390
                                                                                                              ------------
                                                                                                                     1,730
                                                                                                              ------------

                                                  Tax Free Money Market Fund  15

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %           MATURITY#           $
--------------------------------------------------------------------------------------------------------------------------
Virginia - 1.8%
Harrisonburg Redevelopment & Housing Authority Revenue
   Bonds, weekly demand (E)                                            700       2.730          02/01/07               700
Virginia Public Building Authority Revenue Bonds, weekly
   demand (E)(u)                                                       500       2.730          08/01/19               500
                                                                                                              ------------
                                                                                                                     1,200
                                                                                                              ------------
Washington - 5.7%
ABN AMRO Munitops Certificate Trust Revenue Bonds, weekly
   demand (E)(u)                                                     2,000       2.760          03/01/13             2,000
Washington Economic Development Finance Authority Revenue
   Bonds, weekly demand (E)(u)                                         400       2.730          09/01/18               400
Washington State Housing Finance Commission Revenue Bonds,
   weekly demand (u)                                                   100       2.800          08/01/19               100
Washington State Housing Finance Commission Revenue Bonds,
   weekly demand (u)                                                 1,230       2.750          08/01/24             1,230
                                                                                                              ------------
                                                                                                                     3,730
                                                                                                              ------------
West Virginia - 1.5%
Marshall County West Virginia Revenue Bonds, weekly demand
   (E)                                                               1,000       2.850          03/01/26             1,000
                                                                                                              ------------

Wisconsin - 3.3%
Milwaukee Redevelopment Authority Revenue Bonds, weekly
   demand (E)(u)                                                       500       2.830          07/01/21               500
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (u)                                    200       2.730          11/01/17               200
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (u)                                  1,235       2.730          08/15/30             1,235
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds, weekly demand (u)                                    200       2.780          12/01/32               200
                                                                                                              ------------
                                                                                                                     2,135
                                                                                                              ------------

TOTAL SHORT-TERM TAX-EXEMPT OBLIGATIONS (cost $65,005)                                                              65,005
                                                                                                              ------------

TOTAL INVESTMENTS - 99.7% (identified cost $65,005) (+)                                                             65,005

OTHER ASSETS AND LIABILITIES, NET - 0.3%                                                                               215
                                                                                                              ------------

NET ASSETS - 100%                                                                                                   65,220
                                                                                                              ============

See accompanying notes which are an integral part of the financial statements.

 16  Tax Free Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

----------------------------------------------------------------------------
QUALITY RATINGS AS A % OF VALUE (Unaudited)
P-1/A-1; MIG1/SP-1/F1 or equivalent                                 100%
                                                                    ===

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)
Industrial Revenue Bond                                              21%
Non-Profit                                                           21
Nursing Home                                                         10
Cashflow Note                                                         9
Education (colleges and universities)                                 7
Hospital                                                              6
Bond Anticipation Note                                                5
Miscellaneous Revenue                                                 5
Multi-Family Housing Bond                                             5
Airport Revenue                                                       2
Asset Backed                                                          2
School District                                                       2
Water and Sewer                                                       2
Annual Appropriation                                                  1
Local General Obligation                                              1
Single-Family Housing Bond                                            1
                                                                    ---
                                                                    100%
                                                                    ===

  See accompanying notes which are an integral part of the financial statements.

                                                  Tax Free Money Market Fund  17

FRANK RUSSELL INVESTMENT COMPANY
TAX FREE MONEY MARKET FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Alabama                                                       2.5
Arizona                                                       0.5
California                                                    1.5
Colorado                                                      3.1
Delaware                                                      3.2
District of Columbia                                          0.9
Florida                                                       1.4
Georgia                                                       0.6
Illinois                                                      9.1
Indiana                                                       3.8
Iowa                                                          3.0
Kansas                                                        2.7
Kentucky                                                      3.2
Maryland                                                      1.0
Michigan                                                      7.2
Minnesota                                                     3.8
Missouri                                                      3.8
Montana                                                       1.1
Multi-State and Other                                         0.8
New Jersey                                                    4.4
New York                                                      4.8
North Carolina                                                0.1
Ohio                                                          9.3
Oklahoma                                                      1.5
Pennsylvania                                                  0.9
Rhode Island                                                  1.6
South Carolina                                                1.5
Tennessee                                                     6.7
Texas                                                         0.7
Vermont                                                       2.7
Virginia                                                      1.8
Washington                                                    5.7
West Virginia                                                 1.5
Wisconsin                                                     3.3
                                                  ---------------
Total Investments                                            99.7
Other Assets and Liabilities, Net                             0.3
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 18  Tax Free Money Market Fund

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

FOOTNOTES:

(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(u)   Bond is insured by a guarantor.
(B)   Illiquid security.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(+) The identified cost for Federal income tax purpose is the same as shown above.
(n)   Taxable security.
(e) Multi-State bond issue including Arkansas, Florida, Georgia, Kansas, Kentucky, Tennessee, and Virginia.
# All securities with a maturity date greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(A)   Illiquid and restricted security.

ABBREVIATIONS:

LIBOR - London Interbank Offered Rate

A-1 - A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's for commercial paper obligations. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) sign. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

F-1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; (may have an added "+" to denote any exceptionally strong credit feature.)

MIG1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the markets for refinancing.

P-1 - The highest tax-exempt rating given by Moody's Investor Services to commercial paper with a "superior capacity for repayment."

SP-1 - The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a "very strong or strong capacity to pay principal and interest."

                                           Notes to Schedules of Investments  19

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                                                  MONEY MARKET           US GOVERNMENT             TAX FREE
AMOUNTS IN THOUSANDS                                                  FUND             MONEY MARKET FUND      MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at amortized cost which approximates value         $         3,165,456    $             7,037    $             65,005
Repurchase agreements at cost which approximates value                          --                 27,352                      --
Receivables:
      Interest                                                              10,198                     35                     379
      Fund shares sold                                                         727                      4                      --
Prepaid expenses                                                                19                     --                      --
                                                               -------------------    -------------------    --------------------
Total assets                                                             3,176,400                 34,428                  65,384
                                                               -------------------    -------------------    --------------------

LIABILITIES
Payables:
      Investments purchased                                                  6,015                     --                      --
      Accrued fees to affiliates                                               286                     10                      21
      Other accrued expenses                                                   142                     23                      14
      Dividends                                                              9,955                     88                     129
                                                               -------------------    -------------------    --------------------
Total liabilities                                                           16,398                    121                     164
                                                               -------------------    -------------------    --------------------

NET ASSETS                                                     $         3,160,002    $            34,307    $             65,220
                                                               ===================    ===================    ====================
Net Assets Consist of:
Undistributed (overdistributed) net investment income          $                25    $                13    $                 --
Accumulated net realized gain (loss)                                          (172)                   (74)                   (132)
Shares of beneficial interest                                               31,601                    344                     653
Additional paid-in capital                                               3,128,548                 34,024                  64,699
                                                               -------------------    -------------------    --------------------
NET ASSETS                                                     $         3,160,002    $            34,307    $             65,220
                                                               ===================    ===================    ====================

NET ASSET VALUE, per share:
   Net asset value per share: Class A*                         $              1.00    $                --    $                 --
      Class A - Net assets                                     $        14,409,567    $                --    $                 --
      Class A - Shares outstanding ($.01 par value)                     14,409,567                     --                      --
   Net asset value per share: Class S*                         $              1.00    $              1.00    $               1.00
      Class S - Net assets                                     $     3,145,592,005    $        34,306,575    $         65,220,173
      Class S - Shares outstanding ($.01 par value)                  3,145,731,364             34,377,638              65,346,672
---------------------------------------------------------------------------------------------------------------------------------

* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

 20  Statement of Assets and Liabilities

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

                                                                  MONEY MARKET           US GOVERNMENT             TAX FREE
AMOUNTS IN THOUSANDS                                                  FUND             MONEY MARKET FUND      MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                                                $                25    $                --    $                 --
      Interest                                                              88,185                  1,193                   2,355
                                                               -------------------    -------------------    --------------------
Total investment income                                                     88,210                  1,193                   2,355
                                                               -------------------    -------------------    --------------------

Expenses
      Advisory fees                                                          5,920                     86                     218
      Administrative fees                                                    1,480                     22                      55
      Custodian fees                                                           592                     35                      57
      Distribution fees - Class A                                               10                     --                      --
      Transfer agent fees                                                      241                     48                      47
      Professional fees                                                        134                     20                      25
      Registration fees                                                        156                     20                      43
      Trustees' fees                                                            69                      1                       3
      Printing fees                                                            124                      6                       6
      Miscellaneous                                                             42                      2                       3
                                                               -------------------    -------------------    --------------------
      Expenses before reductions                                             8,768                    240                     457
      Expense reductions                                                    (4,446)                    (2)                     (5)
                                                               -------------------    -------------------    --------------------
Net expenses                                                                 4,322                    238                     452
                                                               -------------------    -------------------    --------------------
Net investment income (loss)                                                83,888                    955                   1,903
                                                               -------------------    -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                         (3)                   (23)                     --
                                                               -------------------    -------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          $            83,885    $               932    $              1,903
                                                               ===================    ===================    ====================

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  21

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                                         MONEY MARKET
                                                                                             FUND
                                                                          -------------------------------------------
AMOUNTS IN THOUSANDS                                                             2005                    2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss)                                           $            83,888    $             32,881
   Net realized gain (loss)                                                                (3)                     33
                                                                          -------------------    --------------------
Net increase (decrease) in net assets from operations                                  83,885                  32,914
                                                                          -------------------    --------------------

DISTRIBUTIONS
   From net investment income
      Class A                                                                            (292)                    (26)
      Class S                                                                         (83,253)                (33,031)
                                                                          -------------------    --------------------
Net decrease in net assets from distributions                                         (83,545)                (33,057)
                                                                          -------------------    --------------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions                      196,981                 598,520
                                                                          -------------------    --------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                           197,321                 598,377

NET ASSETS

   Beginning of period                                                              2,962,681               2,364,304
                                                                          -------------------    --------------------

   End of period                                                          $         3,160,002    $          2,962,681
                                                                          ===================    ====================

Undistributed (overdistributed) net investment income included in net
   assets                                                                 $                25    $               (343)

See accompanying notes which are an integral part of the financial statements.

 22  Statement of Changes in Net Assets

             US GOVERNMENT                             TAX FREE
           MONEY MARKET FUND                      MONEY MARKET FUND
     ------------------------------   ------------------------------------------
      2005             2004                  2005                   2004
--------------------------------------------------------------------------------

     $   955    $               465   $             1,903    $             1,147
         (23)                    (5)                   --                     (4)
     -------    -------------------   -------------------    -------------------
         932                    460                 1,903                  1,143
     -------    -------------------   -------------------    -------------------

          --                     --                    --                     --
        (955)                  (465)               (1,889)                (1,161)
     -------    -------------------   -------------------    -------------------
        (955)                  (465)               (1,889)                (1,161)
     -------    -------------------   -------------------    -------------------

     (20,293)                (7,591)              (75,566)                 3,112
     -------    -------------------   -------------------    -------------------

     (20,316)                (7,596)              (75,552)                 3,094

      54,623                 62,219               140,772                137,678
     -------    -------------------   -------------------    -------------------

     $34,307    $            54,623   $            65,220    $           140,772
     =======    ===================   ===================    ===================

     $    13    $                --   $                --    $               (14)

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Changes in Net Assets  23

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE PERIODS ENDED

For the Share Outstanding Throughout Each Period


                                          $                    $                  $                 $                   $
                                   NET ASSET VALUE,           NET            NET REALIZED       TOTAL FROM        DISTRIBUTIONS
                                     BEGINNING OF         INVESTMENT        AND UNREALIZED      INVESTMENT          FROM NET
                                        PERIOD         INCOME (LOSS)(A)      GAIN (LOSS)        OPERATIONS      INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Class A
October 31, 2005                        1.0000               .0271                  --            .0271              (.0271)
October 31, 2004                        1.0000               .0108                  --            .0108              (.0108)
October 31, 2003 (1)                    1.0000               .0051                  --            .0051              (.0051)
---------------------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                        1.0000               .0280                  --            .0280              (.0280)
October 31, 2004                        1.0000               .0117                  --            .0117              (.0117)
October 31, 2003                        1.0000               .0121                  --            .0121              (.0121)
October 31, 2002                        1.0000               .0185                  --            .0185              (.0185)
October 31, 2001                        1.0000               .0483                  --            .0483              (.0483)
---------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT MONEY MARKET FUND
Class S
October 31, 2005                        1.0000               .0234              (.0005)           .0229              (.0229)
October 31, 2004                        1.0000               .0081                  --            .0081              (.0081)
October 31, 2003                        1.0000               .0085                  --            .0085              (.0085)
October 31, 2002                        1.0000               .0173                  --            .0173              (.0173)
October 31, 2001                        1.0000               .0446                  --            .0446              (.0446)
---------------------------------------------------------------------------------------------------------------------------------
TAX FREE MONEY MARKET FUND
Class S
October 31, 2005                        1.0000               .0179                  --            .0179              (.0179)
October 31, 2004                        1.0000               .0085                  --            .0085              (.0085)
October 31, 2003                        1.0000               .0094                  --            .0094              (.0094)
October 31, 2002                        1.0000               .0152                  --            .0152              (.0152)
October 31, 2001                        1.0000               .0317                  --            .0317              (.0317)
---------------------------------------------------------------------------------------------------------------------------------

(1) For the period April 21, 2003 (commencement of operations) to October 31, 2003.
(a)   Average month-end shares were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for periods less than one year are annualized.
(d) May reflect amounts waived and/or reimbursed by Frank Russell Investment Management Company as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

 24  Financial Highlights

                                                                                        %
                              $                                     $           RATIO OF EXPENSES
           $           NET ASSET VALUE,          %             NET ASSETS,         TO AVERAGE
         TOTAL              END OF             TOTAL          END OF PERIOD        NET ASSETS,
     DISTRIBUTIONS          PERIOD           RETURN(B)            (000)             NET(C)(D)
-------------------------------------------------------------------------------------------------
         (.0271)            1.0000              2.74               14,410              .25
         (.0108)            1.0000              1.08                3,989              .25
         (.0051)            1.0000               .59                  682              .26
-------------------------------------------------------------------------------------------------
         (.0280)            1.0000              2.82            3,145,592              .15
         (.0117)            1.0000              1.17            2,958,692              .15
         (.0121)            1.0000              1.28            2,363,623              .16
         (.0185)            1.0000              1.87            1,904,819              .14
         (.0483)            1.0000              4.94            1,886,741              .14
-------------------------------------------------------------------------------------------------
         (.0229)            1.0000              2.31               34,307              .55
         (.0081)            1.0000               .82               54,623              .47
         (.0085)            1.0000               .86               62,219              .41
         (.0173)            1.0000              1.74               93,182              .25
         (.0446)            1.0000              4.55              108,884              .37
-------------------------------------------------------------------------------------------------
         (.0179)            1.0000              1.80               65,220              .41
         (.0085)            1.0000               .85              140,772              .36
         (.0094)            1.0000               .94              137,678              .32
         (.0152)            1.0000              1.53              174,623              .25
         (.0317)            1.0000              3.22              180,699              .30
-------------------------------------------------------------------------------------------------

             %                   %
     RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE       INVESTMENT INCOME
        NET ASSETS,         TO AVERAGE
         GROSS(C)        NET ASSETS(C)(D)
------------------------------------------
            .40                2.91
            .40                1.18
           5.24                 .96
-------------------------------------------
            .30                2.83
            .30                1.16
            .31                1.21
            .29                1.84
            .29                4.78
-------------------------------------------
            .56                2.22
            .47                 .81
            .48                 .87
            .45                1.73
            .63                4.43
-------------------------------------------
            .42                1.74
            .37                 .84
            .36                 .95
            .35                1.52
            .40                3.17
-------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  25

FRANK RUSSELL INVESTMENT COMPANY

MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
1. ORGANIZATION

   Frank Russell Investment Company (the "Investment Company" or "FRIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on three of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds' portfolio investments are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

   Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

   Investment Transactions

   Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

   Investment Income

   Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income provision was required for the Funds.

   Dividends and Distributions to Shareholders

   The Money Market, US Government Money Market and Tax Free Money Market Funds declare and record dividends daily and pay them monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in certain securities sold at a loss and capital loss carryforwards. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

 26  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Adviser"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Money Market Fund offers the following classes of shares: Class A and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the distribution fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Repurchase Agreements

   The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's money manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fed wire closing time remains at least equal to 102% of the repurchase price. The money manager will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. RELATED PARTIES

   Adviser and Administrator

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation to FRIMCo.

   The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Investment Company's Money Market Fund, US Government Money Market Fund, and Tax Free Money Market Fund. As of October 31, 2005, $1,776,206,111, $3,801,000, and $8,987,848, respectively, represents investment by other Investment Company Funds not presented herein and investment by the Russell Investment Funds. The Russell Investment Funds employs the same investment adviser as FRIC. In addition, a portion of the collateral received from the Investment Company's securities lending program in the amount of $800,000 is invested in the Money Market Fund.

   The advisory and administrative fees are based upon the average daily net assets of the Funds and the rates specified in the table below, are payable monthly and total $6,224,230 and $1,556,057 respectively, for the period ended October 31, 2005.

                                                    ANNUAL RATE
                                          -------------------------------
                                             ADVISER       ADMINISTRATOR
   ----------------------------------------------------------------------
   Money Market                                0.20%            0.05%
   US Government Money Market                  0.20             0.05
   Tax Free Money Market                       0.20             0.05

   The Adviser has contractually agreed to waive 0.15% of its 0.25% combined advisory and administrative fees, at least until February 28, 2006, for the Money Market Fund. The amount of such waiver for the period ended October 31, 2005 was $4,439,826. The adviser does not have the ability to recover amounts waived for the period ended October 31, 2005 or previous periods.

                                               Notes to Financial Statements  27

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   For the period ended October 31, 2005, the Adviser paid the following amounts to certain Funds with respect to referral fees received:

   Money Market                           $          3,884
   US Government Money Market                        1,787
   Tax Free Money Market                             1,165

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period ended October 31, 2005, the Funds' custodian fees were reduced by the following amounts under these arrangements:

Money Market                      $        1,911
US Government Money Market                   175
Tax Free Money Market                      3,373

   Transfer Agent

   FRIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Funds. FRIMCo retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds reported herein for the period ended October 31, 2005 were $336,059.

   Distributor

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of FRIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.15% of the average daily net assets of a Fund's Class A shares on an annual basis.

   Accrued Fees to Affiliates

   Accrued fees payable to affiliates as of October 31, 2005 were as follows:

                                                                   US GOVERNMENT           TAX FREE
                                             MONEY MARKET          MONEY MARKET          MONEY MARKET
   ------------------------------------------------------------------------------------------------------
   Advisory fees                          $           132,960   $             5,777   $            11,880
   Administration fees                                133,177                 1,444                 2,967
   Distribution fees                                    1,219                    --                    --
   Transfer agent fees                                 13,838                 2,418                 5,748
   Trustee fees                                         4,893                   107                   297
                                          -------------------   -------------------   -------------------
                                          $           286,087   $             9,746   $            20,892
                                          ===================   ===================   ===================

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both FRIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting or Nominating and Governance Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair was paid a fee of $6,000 per year. Prior to June 1, 2005, the Lead Trustee received

 28  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   compensation of $10,000 annually. Effective June 1, 2005, the position of Lead Trustee was eliminated and a new chairperson of the Board was elected with additional annual compensation of $52,000.

4. FEDERAL INCOME TAXES

   At October 31, 2005, certain Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                                           10/31/06      10/31/07      10/31/08
   ------------------------------------------------------------------------------
   Money Market                           $        --   $        --   $    90,626
   US Government Money Market                     762         1,782         8,484
   Tax Free Money Market                           --            --        68,310

                                           10/31/09      10/31/10      10/31/11      10/31/12      10/31/13       TOTALS
   ------------------------------------------------------------------------------------------------------------------------
   Money Market                           $    35,378   $        --   $    43,223   $        --   $     3,147   $   172,374
   US Government Money Market                  15,034         2,688        17,267         4,791        22,845   $    73,653
   Tax Free Money Market                       59,628            19            --         4,408            --   $   132,365

5. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2005 and October 31, 2004 were as follows:

                                                                 CLASS A                                 CLASS S
                                                       ON A CONSTANT DOLLAR BASIS              ON A CONSTANT DOLLAR BASIS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
                                                  -----------------   -----------------   -----------------   -----------------
      Money Market
      Proceeds from shares sold                   $          26,116   $           8,470   $      20,243,631   $      16,907,677
      Proceeds from reinvestment of
         distributions                                          230                  20               9,854               4,172
      Payments for shares redeemed                          (15,925)             (5,186)        (20,066,925)        (16,316,633)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)               $          10,421   $           3,304   $         186,560   $         595,216
                                                  =================   =================   =================   =================
      US Government Money Market
      Proceeds from shares sold                   $              --   $              --   $          89,516   $          92,918
      Proceeds from reinvestment of
         distributions                                           --                  --                 761                 340
      Payments for shares redeemed                               --                  --            (110,570)           (100,849)
                                                  -----------------   -----------------   -----------------   -----------------
                                                                                     --
      Total net increase (decrease)               $              --   $              --   $         (20,293)  $          (7,591)
                                                  =================   =================   =================   =================
      Tax Free Money Market
      Proceeds from shares sold                   $              --   $              --   $         336,138   $         327,582
      Proceeds from reinvestment of
         distributions                                           --                  --               1,190                 827
      Payments for shares redeemed                               --                  --            (412,894)           (325,297)
                                                  -----------------   -----------------   -----------------   -----------------
                                                                                     --
      Total net increase (decrease)               $              --   $              --   $         (75,566)  $           3,112
                                                  =================   =================   =================   =================

6. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will

                                               Notes to Financial Statements  29

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   expire December 21, 2005 and is expected to be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2005.

7. RECORD OWNERSHIP

   As of October 31, 2005, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective
   Fund:

                   FUNDS                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Money Market                                    1                   25.3
   US Government Money Market                      2                   46.2
   Tax Free Money Market                           3                   53.1

8. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by FRIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                               PRINCIPAL                            COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION       AMOUNT ($)     COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE          OR SHARES            $                $                $
   ---------------------------------------------------------------------------------------------------------------------------
   Money Market Fund - 6.6%
   New York Life Insurance Co.                    11/19/04       35,000,000           100.00           35,000           35,000
   New York Life Insurance Co.                    05/19/04       50,000,000           100.00           50,000           50,000
   Protective Life Insurance Co.                  12/06/04       50,000,000           100.00           50,000           50,000
   The Travelers Insurance Co.                    11/22/04       75,000,000           100.00           75,000           75,000
                                                                                                                --------------
                                                                                                                       210,000
                                                                                                                ==============

   Illiquid securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

 30  Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Fund, US Government Money Market Fund, and Tax Free Money Market Fund (three of the portfolios constituting Frank Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

LOGO

Seattle, Washington
December 20, 2005

                     Report of Independent Registered Public Accounting Firm  31

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

TAX INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
Of the dividend paid by the Tax Free Money Market Fund from the net investment income for the taxable year ended October 31, 2005, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax adviser for any questions about federal or state income tax laws.

 32  Tax Information

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to our Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available
(i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to FRIMCo, as FRIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

                             Shareholder Requests for Additional Information  33

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Lynn L. Anderson,   Trustee since     Appointed until  - Vice Chairman, FRC                  39         - Trustee, The
  Born April 22,      1987              successor is     - Trustee, FRIC and RIF                            SSgA Funds
  1939                                  duly elected     - Until 2005, Chairman of the                      (investment
                                        and qualified      Board, FRIC and RIF                              company)
  909 A Street                                           - CEO, Russell Fund
  Tacoma, Washington                                       Distributors, Inc.
  98402-1616                                               (broker-dealer "RFD"))
                                                         - President and Chairman of
                                                           the Board, SSgA Funds
                                                           (investment company)
                                                         - Chairman of the Board, FRTC
                                                         - Until July 2004, Director,
                                                           Frank Russell Investments
                                                           (Ireland) Limited (Irish
                                                           limited company) and Frank
                                                           Russell Investments (Cayman)
                                                           Ltd. (manager of variable
                                                           capital investment
                                                           companies)
                                                         - Until October 2002,
                                                           President and CEO, FRIC and
                                                           RIF
                                                         - Until January 2005, Chairman
                                                           of the Board, RFD and FRIMCo
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         - None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified.   - Trustee, FRIC and RIF
                                                         - Director, FRTC; Frank
  909 A Street                                             Russell Investments (Suisse)
  Tacoma, Washington                                       S.A. (global investment
  98402-1616                                               services); Frank Russell
                                                           Company Limited (consultant
                                                           to institutional investors
                                                           in Europe and the UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Frank
                                                           Russell Investments
                                                           (Delaware), Inc. (general
                                                           partner in various limited
                                                           partnerships ("FRIDI"))
----------------------------------------------------------------------------------------------------------------------------



* Each of Messrs. Anderson and Phillips is also an officer and/or director of one or more an affiliates of FRIC and RIF and is therefore an interested trustee.

 34  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                                        and qualified      consulting)
 909 A Street                                            - February 2002 to June 2005,
 Tacoma, Washington                                        Lead Trustee, FRIC and RIF
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company);
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy,  Trustee since     Appointed until  - June 2004 to present, Senior        39         - Director,
 Born June 6, 1946    2003              successor is       Vice President and Chief                         Gold Banc
                                        duly elected       Financial Officer, Waddell &                     Corporation,
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.                             Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine,       Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee since     Appointed until  - Retired since 1995                  39         None
 Born October 6,      1984              successor is
 1930                                   duly elected
                      Chairman of the   and qualified
 909 A Street         Nominating and
 Tacoma, Washington   Governance        Appointed until
 98402-1616           Committee since   successor is
                      2005              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  35

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.,       2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - February 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                                        and qualified      Value Fund
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 36  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             FRIMCo
  Tacoma, Washington                                     - Chairman Emeritus, FRIC and
  98402-1616                                               RIF; Frank Russell
                                                           Securities, Inc.
                                                           (broker-dealer and
                                                           investment adviser ("FRS"));
                                                           Russell 20-20 Association
                                                           (non-profit corporation);
                                                           and Frank Russell Trust
                                                           Company (non-depository
                                                           trust company ("FRTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

                              Disclosure of Information about Fund Directors  37

FRANK RUSSELL INVESTMENT COMPANY
MONEY MARKET FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers,                Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born December 16, 1966         Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2005              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington 98402-1616                                       Policy
                                                                   - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, FRIMCo
                                Officer since     qualified by     - Chairman of the Board and President, RFD and Russell
 909 A Street                   2004              Trustees           Insurance Agency, Inc. (insurance agency ("RIA"))
 Tacoma, Washington 98402-1616                                     - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer and Chief Accounting Officer, FRIC and RIF
 Born November 26, 1963         Chief Accounting  is chosen and    - Director, Funds Administration, FRIMCo, FRTC and RFD
                                Officer since     qualified by     - Treasurer and Principal Accounting Officer, SSgA
 909 A Street                   1998              Trustees           Funds
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, FRIC, RIF, FRC, FRTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, FRIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, FRIC and
 909 A Street                                                        RIF
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - General Counsel and Managing Director of Law and
 Born October 8, 1941           General Counsel   by Trustees        Government Affairs, Secretary, FRC
                                since 1994
 909 A Street
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 38  Disclosure of Information about Fund Directors

MONEY MARKET FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Lynn L. Anderson
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Lee C. Gingrich
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer (effective May 17, 2005) Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISER, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2005

Money Market Fund
 Frank Russell Investment Management Company, Tacoma, WA

US Government Money Market Fund
 Frank Russell Investment Management Company, Tacoma, WA

Tax Free Money Market Fund
 Neuberger Berman Management, Inc., New York, NY

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers  39

                      (This page intentionally left blank)

(RUSSELL LOGO)

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402
800-787-7354
Fax: 253-591-3495

www.russell.com                                              36-08-083 (1 10/05)

RUSSELL FUNDS


2005 Annual Report


CLASS C, E, AND S SHARES


DIVERSIFIED EQUITY FUND

SPECIAL GROWTH FUND

QUANTITATIVE EQUITY FUND

INTERNATIONAL SECURITIES FUND

EMERGING MARKETS FUND

REAL ESTATE SECURITIES FUND

SHORT DURATION BOND FUND (formerly Short Term Bond Fund)

DIVERSIFIED BOND FUND

MULITSTRATEGY BOND FUND

TAX EXEMPT BOND FUND

TAX-MANAGED LARGE CAP FUND

TAX-MANAGED MID & SMALL CAP FUND


CLASS C, E, I, AND S SHARES:


SELECT GROWTH FUND

SELECT VALUE FUND


OCTOBER 31, 2005


                                                                  (RUSSELL LOGO)

Frank Russell Investment Company

Frank Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on fourteen of these Funds.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                        Frank Russell Investment Company

                                 Russell Funds

                                 Annual Report

                                October 31, 2005

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Diversified Equity Fund..............................................        10

Special Growth Fund..................................................        20

Quantitative Equity Fund.............................................        36

International Securities Fund........................................        46

Emerging Markets Fund................................................        66

Real Estate Securities Fund..........................................        80

Short Duration Bond Fund.............................................        88

Diversified Bond Fund................................................       108

Multistrategy Bond Fund..............................................       134

Tax Exempt Bond Fund.................................................       166

Tax-Managed Large Cap Fund...........................................       182

Tax-Managed Mid & Small Cap Fund.....................................       192

Select Growth Fund...................................................       204

Select Value Fund....................................................       214

Notes to Schedules of Investments....................................       223

Statement of Assets and Liabilities..................................       224

Statement of Operations..............................................       232

Statement of Changes in Net Assets...................................       236

Financial Highlights.................................................       240

Notes to Financial Highlights........................................       254

Notes to Financial Statements........................................       255

Report of Independent Registered Public Accounting Firm..............       284

Tax Information......................................................       285

Basis for Approval of Investment Advisory Contracts..................       286

Shareholder Requests for Additional Information......................       289

Disclosure of Information about Fund Directors.......................       290

Manager, Money Managers and Service Providers........................       295

Copyright (c) Frank Russell Company 2005. All rights reserved.


The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Indexes are unmanaged and cannot be invested in directly.


FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



Thank you for selecting Russell to help provide for your financial security. As you read Frank Russell Investment Company's 2005 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2006, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   /s/ GREG STARK

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

FRANK RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2005 (UNAUDITED)

U.S. EQUITY MARKETS

Though the 2004 presidential election provided a boost to the markets at the start of the fiscal year, stocks made little headway in the first half of the fiscal year as concerns of high oil prices and rising interest rates offset generally strong economic and corporate earnings data. But despite even higher energy costs, rising inflationary pressures, further interest rate hikes by the Federal Reserve, the economic disruptions of hurricanes Rita and Katrina and a sharp fall-off in consumer confidence, stocks were surprisingly resilient in the second half of the fiscal year. For the fiscal year ending October 31, 2005, the Russell 3000(R) Index gained 10.55%.

Sector leadership in the first half of the fiscal year was dominated by energy and utilities. As in the previous year, energy stocks dominated the market due to strong global demand for energy. Towards the end of the fiscal year, hurricanes Katrina and Rita provided another boost to energy sectors as damage to the natural gas and petroleum refining and distribution infrastructure caused further spikes in energy prices. Despite a subsequent decline in oil prices and a sharp sell-off in energy stocks in October, the integrated oil and other energy sectors strongly led the U.S. equity market in the fiscal year. Other sectors also performed well in the second half, including technology and healthcare. As a result, the market environment for active management improved in the second half of the fiscal year as the rally in equities broadened beyond the energy and utilities sectors.

While lagging far behind energy stocks, consumer staples stocks also outperformed in the fiscal year due to their defensive, stable growth qualities. Biotechnology and non-pharmaceutical healthcare stocks also fared well. In contrast, materials and consumer discretionary stocks lost favor with investors. Though the housing market remained strong, providing support for consumer spending, real estate prices appeared to ease towards the end of the fiscal year as higher energy and mortgage financing costs weakened consumer confidence. Retail and housing-related stocks fell to end the fiscal year among the worst performers. Despite rebounding in the second half of the year, technology stocks also lagged in the fiscal year as rising competitive pressures and generally lackluster earnings outlooks held back large capitalization technology stocks.

Small capitalization companies outperformed large capitalization companies, as measured by the 12.08% return of the Russell 2000(R) Index versus 10.47% for the Russell 1000(R) Index for the fiscal year ended October 31, 2005. Though their lead narrowed over the 12 months, small capitalization companies have outperformed large capitalization companies for the last seven years. Small capitalization companies continued to benefit from narrow credit spreads (which allow companies to borrow money at more favorable rates). They also benefited from strong performance of stocks in the energy, healthcare and utilities sectors and the improving performance of technology-related companies. Companies of higher financial quality continued to underperform the broader market as represented by the Russell 3000(R) Index, while higher beta and lower dividend yield companies on the whole outperformed the broader market.

Style continued to play an important role in equity returns. Value stocks outperformed growth stocks, though

 4  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

the margin of outperformance was smaller than in recent years. The Russell 1000(R) Value Index returned 11.86% for the fiscal year, compared with 8.81% for the Russell 1000(R) Growth Index. Investors' continued preference for energy-related and utility stocks over technology stocks, strongly favored value stocks in the first half of the fiscal year. But growth stocks performed better in the second half of the fiscal year due to rebounds by technology and biotechnology and health care service-related stocks.

The fiscal year ending October 31, 2005 was relatively difficult for active managers given the outstanding performance of the energy sectors, which many active managers were underweight. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 2.14% while the Lipper Large Cap Value Funds Average underperformed the Russell 1000(R) Value Index by 2.18%. Active management fared better in the growth segment where the Lipper Large Cap Growth Funds Average beat the Russell 1000(R) Growth Index by 1.28%. The environment for active small capitalization investing was also more favorable: the Lipper Small-Cap Core Funds Average beat the Russell 2000(R) Index by 1.16%.

Note: Lipper returns are net of fees while the index returns are gross of fees.

U.S. REAL ESTATE MARKETS

The public real estate investment trust (REIT) market continued to deliver strong performance as the NAREIT Equity REIT Index returned 17.92% in the fiscal year ending October 31, 2005. Though interest rates rose during the fiscal year, they remained low relative to historical levels. The REIT market was further supported by improving property market supply and demand fundamentals and an active mergers and acquisitions environment.

Elevated volatility continued to dominate the REIT market. Because yield-oriented investors are a major constituent in the REIT market, the market was highly sensitive to changes in long-term interest rates and shifts in sentiment regarding the direction of rates. During the fiscal year, the spread of average REIT dividend yields to 10-year Treasury yields was compressed, making REITs vulnerable to pricing adjustments based on changes in the outlook for interest rates.

Improvements in real estate fundamentals resulted in higher average occupancy rates and rents which contributed to solid growth in REIT earnings and positive performance for most sectors. The strongest performing sectors were self storage and apartments. The self storage sector was attractive due to relative valuations and earnings growth. Apartments benefited from expectations that higher mortgage interest rates would dampen purchases of entry-level single-family homes and boost demand for apartments. Other sectors that outperformed the benchmark included office, regional malls and diversified. The weakest performing sectors included manufactured homes, health care, shopping centers, industrial and mixed industrial/office.

Investors favored larger capitalization REITs during the fiscal year. The NAREIT Real Estate 50, a benchmark of larger and more frequently traded REITs, returned 19.79%. These companies benefited from their better liquidity, more favorable balance sheets and stronger earnings growth prospects.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 18.59% as measured by the MSCI EAFE Index for the fiscal year ended October 31, 2005. The performance of non-U.S. stocks was even more impressive given that the strong U.S. dollar muted returns for U.S. investors. The MSCI EAFE Index rose 25.64% as measured in local currencies over the 12-month period.

Non-U.S. stocks benefited from steady global growth and improved corporate earnings; however, regional returns showed considerable variation. While the U.S. economy continued to set the tempo for global markets,

                                                               Market Summary  5

FRANK RUSSELL INVESTMENT COMPANY

China's economic growth also had a strong influence, particularly in the Pacific Basin. Japan achieved the strongest returns of the major countries, with the MSCI Japan Index up 22.29% in the fiscal year. Japan's improving economy, increased corporate and consumer spending and demand from China boosted stocks. In addition, investors believed that Prime Minister Koizumi's landslide victory in the September 2005 election increased the likelihood of structural reform intended to accelerate economic growth. The Japanese market was led by strong gains in the financial sector. Japanese banks were expected to further benefit from the improving domestic economy. Japanese materials and energy sectors also performed well in the period.

Europe lagged Asia, though the MSCI Europe Index achieved a still impressive 16.84% return over the fiscal year. Smaller markets, such as Norway and Austria, fared best, helped by very strong gains from their energy stocks. Despite good results from energy, materials and financials stocks, the Euro zone's (European Union countries that have adopted the Euro as common currency) larger markets of Germany and France delivered below average returns, held back by poorly performing technology and telecommunications stocks. Elsewhere, the U.K. also lagged the European region with a gain of 14.22% (MSCI UK). The U.K. underperformed due to weakness among its financials and telecommunication stocks. While the Euro zone showed small signs of economic improvement over the fiscal year, the U.K. economy slowed down, causing the Bank of England to cut interest rates towards the end of the period.

Markets not represented in the MSCI EAFE Index, but commonly included in non-US stock portfolios, offered significant opportunities for gains during the period. Canadian stocks rose 24.13% (MSCI Canada). Developing markets provided additional opportunity as the MSCI Emerging Markets Index rose 34.34%. These markets benefited from heavy weightings in energy and materials stocks.

With market participants focused on rising energy costs and China's strong economic growth, the performance of economic sectors was aligned with these themes. Across the non-U.S. markets, industrial cyclicals were the top performers. The materials sector, led by metals and mining stocks, was the strongest sector, up 29.12% (MSCI EAFE Materials). The energy sector followed with a 25.46% (MSCI EAFE Energy) gain and the industrial sector also fared well, up 25.09% (MSCI EAFE Industrials). In contrast, technology and telecommunications were the worst performing sectors over the period, with gains of only 3.45% (MSCI EAFE Information Technology) and 5.48% (MSCI EAFE Telecommunications Services), respectively. The diverse pressures on these underperforming sectors included increased competition, falling prices, restructuring charges and rising inventories. Sharply higher energy costs also cut into profit margins as the fiscal year progressed.

With the value segment of the MSCI EAFE index more weighted towards industrial cyclicals and financials, the environment was slightly more favorable for value-oriented investors; however, the margin of outperformance was relatively small. The MSCI EAFE Value Index rose 19.16%, compared with 18.03% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over their larger capitalization peers with the MSCI EAFE Small Cap Index up 37.29% in the period.

Despite their traditional bias towards smaller capitalization stocks, as well as the tendency to hold emerging markets and Canadian stocks, actively-managed international funds found the past fiscal year a challenging period. The average fund, as measured by the Lipper International Funds Average, lagged the MSCI EAFE Index over the period by 0.81%.

EMERGING MARKETS

Emerging Markets was the best-performing asset class in the fiscal year with the MSCI Emerging Markets Index up a strong 34.34%. The devastating tsunami that affected much of South Asia in late December 2004

 6  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

had little impact on the markets of the region, with the exception of Sri Lanka, whose market lost 10% of its value in the last week of December. China's move to revalue its currency (allowing it to rise 2.11% against the US dollar), also had a limited effect on the currencies and markets in the region. Widespread declines in stock prices in March and October across the emerging markets, caused by rising U.S. interest rates and a slowdown in Chinese growth, also proved to be short-lived. Overall, these markets benefited from strong demand for energy and other raw materials, healthier local economies, corporate earnings gains, improving governance and attractive valuations relative to other asset classes. Given the substantial gains relative to the U.S. and non-U.S. developed markets in the fiscal year, the valuation discount of emerging markets narrowed.

Regionally, Latin America was the top performer, returning 61.55% (MSCI EM Latin America). EMEA (Europe, Middle East and Africa) also outperformed, returning 39.27% (MSCI EM Europe, Middle East & Africa). In contrast, Asia lagged, returning 23.63% (MSCI EM Asia). Top country performers were some of the smaller markets such as Egypt, Jordan, Columbia and Pakistan which generated gains between 73% (MSCI EM Pakistan) and 159% (MSCI EM Egypt). Despite allegations of government corruption in the second quarter that caused a decline in the market, Brazil was the best performing large country; however, its 76% (MSCI EM Brazil) gain was aided by a 27% rise in its currency. Venezuela was the only country to lose ground in the fiscal year, falling by 34.08% (MSCI EM Venezuela).

In terms of sectors, energy, up 53.99% (MSCI EM Energy), was the best performer driven by the strong oil prices over the period. In contrast, technology was the worst performing sector. All other sectors performed more in line with the benchmark. On balance, country selection was the key to outperformance in the fiscal year.

U.S. FIXED INCOME MARKETS

Interest rates, particularly in shorter-term maturities, took their cue from Federal Reserve policy. The Federal Reserve raised its target for the fed funds rate (the interest rate at which depository institutions lend money at the Federal Reserve to other depository institutions overnight) from 1.75% in the fall of 2004 to 3.75% by the end of October 2005. The Fed's eight interest rate hikes in the fiscal year represented an attempt to move back to a more neutral monetary policy to counter rising inflationary pressures as the fiscal year progressed. Although shorter maturity interest rates tended to move up in a straight line, intermediate and long term rates were volatile as investors grappled with slowing economic growth, moderate employment growth, rising commodity prices and natural disasters. Worries about inflation caused bond markets to gyrate up and down, with the ten-year note moving from a high of over 4.6% in March to a low of under 3.9% in June. For the fiscal year, ten-year rates rose, starting at 4.0% and moving up to end the period at 4.55%. With interest rates rising, investment grade bonds were little changed. For example, the Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned just 1.13% for the fiscal year ending October 31, 2005.

Among sectors, the riskier areas continued to post strong performance. As in the two prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from low default levels, healthy economic growth and low interest rates. Emerging market debt performed well due to commodity price increases and better fiscal and monetary governance among a number of developing countries. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 4.08% over the year compared to 0.88% for the Lehman US Treasury Index. Investment grade corporate bonds also benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman US Credit Index returned 0.65%. Despite increased regulatory scrutiny of the mortgage market, mortgage securities also continued to do well, slightly outperforming equivalent duration Treasuries.

                                                               Market Summary  7

FRANK RUSSELL INVESTMENT COMPANY

The Lehman MBS Fixed Rate Index returned 1.75%. As the fiscal year ended, the yield spreads between corporates and mortgages relative to Treasuries continued to be narrow, reflecting a healthy economy where corporations remained conservative in their use of debt. The narrow spread also reflected a large market demand for yield, as coupons across the globe remained very low.

 8  Market Summary

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                DIVERSIFIED EQUITY - CLASS S            RUSSELL 1000(R) **
                                                                ----------------------------            ------------------
*                                                                         10000.00                           10000.00
1996                                                                      12282.00                           12292.00
1997                                                                      16372.00                           16206.00
1998                                                                      18978.00                           19401.00
1999                                                                      23380.00                           24364.00
2000                                                                      24200.00                           26571.00
2001                                                                      17568.00                           19652.00
2002                                                                      15104.00                           16783.00
2003                                                                      18139.00                           20528.00
2004                                                                      19521.00                           22443.00
2005                                                                      22001.00                           24793.00

Diversified Equity Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.71%
5 Years                                (1.89)%sec.
10 Years                                8.20%sec.

Diversified Equity Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.46%
5 Years                                (2.13)%sec.
10 Years                                7.93%sec.

Diversified Equity Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.60%
5 Years                                (2.86)%sec.
10 Years                                7.39%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%sec.
10 Years                                9.50%sec.

 10  Diversified Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Diversified Equity Fund Class S, Class E and Class C Shares gained 12.71%, 12.46% and 11.60%, respectively. This compared to the Russell 1000(R) Index, which gained 10.47% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Core Funds Average returned 8.33%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

During the past 12 months, the Fund benefited from the rising stock market due to its fully invested stance, favorable stock selection and its allocation to the energy sector. Since energy stocks have dominated market returns, exposure to this group was an important contributor to the Fund's performance. In addition, the market favored companies with above-average forecasted growth and lower dividend yields, and the Fund was positioned to benefit from these trends.

The Fund also overcame a challenging active management environment to post favorable peer-relative returns. A key contributor to the Fund's outperformance relative to peers included full participation in the energy stock rally, as many of the Fund's peers were underweight this sector. Strong stock selection across almost every other sector contributed to the Fund's favorable performance versus its peers.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

There were a number of contributing factors to the Fund's outperformance relative to its benchmark and peers. First, the Fund was fully invested in equities in a positive stock market. Second, stock selection was favorable across most economic sectors. Third, several overweighted positions had significant returns including Google, Genentech, ConocoPhillips, Altria and Boeing. Fourth, the Fund benefited from holding stocks that export to developing countries (e.g., Proctor & Gamble, Caterpillar, and PepsiCo). Fifth, the Fund was modestly overweighted in the energy sector. Finally, most of the Fund's money managers such as Institutional Capital Corporation, Suffolk Capital Management, LLC, Marsico Capital Management, LLC and Turner Investment Partners, Inc. substantially outperformed their respective benchmarks.

Detractors to performance in the fiscal year were the Fund's overweight in consumer discretionary stocks and its modestly above-market beta.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market environment for the 12 months was favorable for strategies emphasized by the Fund. The Fund's growth money managers that focused on companies with above-average growth rates posted strong returns, as the market favored dynamic industries such as biotechnology over slower growing industries such as pharmaceuticals. Outperforming money managers within this group of money managers included Turner and Marsico. Turner's stock selection was positive across most sectors but was particularly strong in the health care, consumer staples and financial services sectors. Marsico also delivered good results in the health care and financial services sectors, but added additional value through its positioning in the technology sector. Marsico's large overweight to Google was one of the strongest contributors to performance.

The Fund's value money managers, on average, fully participated in the energy stock rally and emphasized companies with stable earnings in a decelerating profit growth environment. In this group of money managers, Institutional Capital had strong energy and consumer staples stock selection.

The market-oriented money managers benefited from owning companies with positive earnings surprises and rising earnings estimates. Suffolk's health care stock selection was strong, but this manager also added value through good stock selection in the materials and processing and consumer discretionary sectors, two of the fiscal year's worst-performing sectors.

Overall, the Fund's performance was helped by the market's preference for companies with above-average forecasted growth. After five years of underperformance in the U.S. market, growth companies are selling at historically low valuation premiums. The Fund's money managers responded by emphasizing growth companies to a greater degree and this strategy was rewarded in the period.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In July 2005, Jacobs Levy Equity Management, Inc. was terminated. At the same time, a "select holdings" strategy was implemented. Pursuant to this strategy, FRIMCo analyzes the stocks purchased for the Fund by each of the Fund's money managers to identify particular stocks that are concurrently overweighted by the money managers. Based on rankings from a proprietary model, FRIMCo purchases additional shares of certain stocks for the Fund. The Fund continues to pursue a strategy of increasing stock specific risk and these changes were consistent with this strategy.

                                                     Diversified Equity Fund  11

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Alliance Capital Management L.P.,
   through its Bernstein Investment
   Research & Management Unit               Value
Ark Asset Management Co., Inc.              Growth
Institutional Capital Corporation           Value
Marsico Capital Management, LLC             Growth
MFS Institutional Advisors, Inc.            Value
Montag & Caldwell, Inc.                     Growth
Schneider Capital Management Corporation    Value
Suffolk Capital Management, LLC             Market-Oriented
Turner Investment Partners, Inc.            Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Diversified Equity Fund Class S assumes initial investment on November 1,
      1995.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Diversified Equity Fund Class S performance has been linked with Class E to provide historical perspective. For the period May 27, 1997 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Diversified Equity Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 12  Diversified Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,070.10      $     1,015.17
Expenses Paid During
Period*                       $        10.38      $        10.11

* Expenses are equal to the Fund's annualized expense ratio of 1.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,074.10      $     1,018.95
Expenses Paid During
Period*                       $         6.48      $         6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,075.20      $     1,020.21
Expenses Paid During
Period*                       $         5.18      $         5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                     Diversified Equity Fund  13

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.8%
Auto and Transportation - 3.4%
American Axle & Manufacturing Holdings, Inc. (N)       25,700             560
Autoliv, Inc.                                          17,700             760
BorgWarner, Inc.                                       16,100             934
Burlington Northern Santa Fe Corp.                    230,606          14,311
CH Robinson Worldwide, Inc. (N)                        82,840           2,921
Cooper Tire & Rubber Co. (N)                           26,000             355
CSX Corp.                                             508,500          23,294
Dana Corp. (N)                                         67,800             509
FedEx Corp.                                           127,906          11,758
General Motors Corp. (N)                               51,400           1,408
Honda Motor Co., Ltd. - ADR                           169,075           4,702
Lear Corp. (N)                                         27,100             826
Magna International, Inc. Class A                       5,600             391
Navistar International Corp. (AE)                     190,600           5,245
Norfolk Southern Corp.                                287,600          11,562
Southwest Airlines Co.                                102,200           1,636
Swift Transportation Co., Inc. (AE)                    59,050           1,078
Union Pacific Corp.                                    28,962           2,004
United Parcel Service, Inc. Class B                    93,500           6,820
Visteon Corp.                                         316,450           2,636
                                                                 ------------
                                                                       93,710
                                                                 ------------

Consumer Discretionary - 14.6%
Accenture, Ltd. Class A                               309,220           8,136
AnnTaylor Stores Corp. (AE)(N)                        142,500           3,458
Apollo Group, Inc. Class A (AE)                        62,300           3,926
aQuantive, Inc. (AE)(N)                                59,900           1,297
Bed Bath & Beyond, Inc. (AE)                          132,400           5,365
Best Buy Co., Inc.                                    137,070           6,067
Carnival Corp.                                        254,450          12,639
Cendant Corp.                                         544,650           9,488
Chico's FAS, Inc. (AE)                                 72,670           2,873
Circuit City Stores, Inc.                              34,950             622
Coach, Inc. (AE)                                      101,070           3,252
Convergys Corp. (AE)                                   19,400             315
Costco Wholesale Corp.                                 58,800           2,844
Eastman Kodak Co. (N)                                  45,900           1,005
eBay, Inc. (AE)                                       369,500          14,632
Electronic Arts, Inc. (AE)                            154,910           8,811
Estee Lauder Cos., Inc. (The) Class A                 116,700           3,871
Fisher Scientific International, Inc. (AE)             70,000           3,955
Foot Locker, Inc.                                      42,000             816
Four Seasons Hotels, Inc. (N)                          55,788           2,992
GameStop Corp. Class A (AE)                             6,550             232
Gannett Co., Inc.                                       8,700             545
Gap, Inc. (The)                                       278,050           4,805
Google, Inc. Class A (AE)                             110,537          41,135
GTECH Holdings Corp.                                   28,300             901
Harman International Industries, Inc.                   4,168             416

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Harrah's Entertainment, Inc.                           81,000           4,899
Hewitt Associates, Inc. Class A (AE)(N)               194,300           5,186
Hilton Hotels Corp.                                    48,050             935
Home Depot, Inc.                                      209,183           8,585
Interpublic Group of Cos., Inc. (AE)                   67,000             692
JC Penney Co., Inc.                                   226,200          11,581
Jones Apparel Group, Inc.                              35,100             958
Kimberly-Clark Corp.                                  104,930           5,964
Kohl's Corp. (AE)                                     374,000          18,001
Liberty Global, Inc. Series A (AE)                    109,747           2,718
Liberty Global, Inc. Series C (AE)                    116,547           2,764
Liberty Media Corp. Series A (AE)                     674,250           5,374
Limited Brands, Inc.                                   45,400             908
Liz Claiborne, Inc.                                     5,500             194
Lowe's Cos., Inc.                                     226,305          13,753
Mattel, Inc.                                           26,000             384
McDonald's Corp.                                      974,200          30,785
MGM Mirage (AE)(N)                                    210,337           7,860
Newell Rubbermaid, Inc.                               114,350           2,629
Nike, Inc. Class B                                     65,800           5,530
Nordstrom, Inc.                                       113,140           3,920
Office Depot, Inc. (AE)                               133,600           3,678
Omnicom Group                                          73,200           6,073
Royal Caribbean Cruises, Ltd. (N)                     145,100           6,013
RR Donnelley & Sons Co. (N)                           238,650           8,358
Scientific Games Corp. Class A (AE)(N)                 84,490           2,531
Sears Holdings Corp. (AE)(N)                           51,200           6,157
Sirius Satellite Radio, Inc. (AE)(N)                  476,900           2,976
Starbucks Corp. (AE)                                  242,784           6,866
Starwood Hotels & Resorts Worldwide, Inc. (o)         162,850           9,515
Target Corp.                                          217,304          12,098
Tech Data Corp. (AE)(N)                                16,800             582
Tiffany & Co.                                          51,000           2,009
Time Warner, Inc.                                     653,150          11,646
VF Corp.                                               17,200             899
Viacom, Inc. Class B                                  242,000           7,495
Wal-Mart Stores, Inc.                                 301,600          14,269
Walt Disney Co.                                        41,540           1,012
Wynn Resorts, Ltd. (AE)(N)                             54,973           2,566
XM Satellite Radio Holdings, Inc. Class A
   (AE)(N)                                             40,500           1,168
Yahoo!, Inc. (AE)                                     285,510          10,555
Yum! Brands, Inc.                                     111,226           5,658
                                                                 ------------
                                                                      400,142
                                                                 ------------

 14  Diversified Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Consumer Staples - 7.7%
Altria Group, Inc.                                    649,260          48,727
Cadbury Schweppes PLC - ADR                           134,600           5,342
Coca-Cola Co. (The)                                   207,220           8,865
Colgate-Palmolive Co.                                 167,800           8,887
CVS Corp.                                             439,511          10,728
Dean Foods Co. (AE)                                    39,150           1,415
Diageo PLC - ADR (N)                                   55,360           3,290
Kellogg Co.                                           179,830           7,943
Kroger Co. (The) (AE)                                  83,600           1,664
Molson Coors Brewing Co. Class B                       14,700             907
PepsiCo, Inc.                                         639,000          37,752
Procter & Gamble Co.                                1,028,428          57,582
Reynolds American, Inc. (N)                            18,200           1,547
Safeway, Inc.                                          24,600             572
Sara Lee Corp.                                         52,550             938
Unilever NV                                             6,300             443
UST, Inc.                                              24,700           1,022
Walgreen Co.                                          108,564           4,932
Whole Foods Market, Inc.                               37,630           5,424
WM Wrigley Jr Co.                                      36,960           2,569
                                                                 ------------
                                                                      210,549
                                                                 ------------

Financial Services - 17.6%
ACE, Ltd.                                               8,000             417
Allstate Corp. (The)                                  161,770           8,540
American Express Co.                                  370,920          18,461
American International Group, Inc.                    277,185          17,962
Annaly Mortgage Management, Inc. (o)                   98,000           1,125
AON Corp. (N)                                         383,100          12,968
Astoria Financial Corp.                                28,350             792
Automatic Data Processing, Inc.                        59,600           2,781
Bank of America Corp.                               1,183,530          51,768
Bank of New York Co., Inc. (The)                      431,800          13,511
BB&T Corp.                                             18,500             783
Capital One Financial Corp.                            36,400           2,779
Chicago Mercantile Exchange (N)                        27,030           9,870
Chubb Corp.                                            83,200           7,735
Citigroup, Inc.                                       926,343          42,408
Comerica, Inc.                                         23,100           1,335
Commerce Bancorp, Inc. (N)                             64,000           1,950
Countrywide Financial Corp.                           207,834           6,603
Deluxe Corp. (N)                                       22,000             733
Equity Residential (o)                                 13,300             522
Fannie Mae (N)                                        386,280          18,356
Franklin Resources, Inc.                               24,800           2,191
Freddie Mac                                            56,250           3,451
Genworth Financial, Inc. Class A                      164,450           5,211
Global Payments, Inc. (N)                              65,200           2,794
Goldman Sachs Group, Inc.                             228,620          28,891
Hartford Financial Services Group, Inc.               248,720          19,835
Host Marriott Corp. (o)                                42,950             721

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hudson City Bancorp, Inc.                              76,050             900
Huntington Bancshares, Inc.                            44,600           1,037
Investors Financial Services Corp. (N)                 37,200           1,420
iShares Russell 1000 Value Index Fund                  32,950           2,202
JPMorgan Chase & Co.                                1,077,573          39,461
KeyCorp                                                48,100           1,551
Lehman Brothers Holdings, Inc.                        134,077          16,045
Lincoln National Corp.                                209,680          10,612
Loews Corp.                                            32,400           3,012
MBIA, Inc.                                              9,800             571
MBNA Corp.                                             32,100             821
Merrill Lynch & Co., Inc.                              75,500           4,888
Metlife, Inc.                                         260,080          12,850
MGIC Investment Corp.                                  14,400             853
Morgan Stanley                                        132,640           7,217
National City Corp.                                    59,740           1,925
North Fork Bancorporation, Inc.                       231,550           5,867
PartnerRe, Ltd.                                         8,300             529
Paychex, Inc.                                         159,700           6,190
PMI Group, Inc. (The)                                  11,450             457
PNC Financial Services Group, Inc.                    128,870           7,824
Progressive Corp. (The)                                26,135           3,027
Prudential Financial, Inc.                             25,300           1,842
RenaissanceRe Holdings, Ltd.                           51,275           1,941
SLM Corp.                                             155,498           8,635
Sovereign Bancorp, Inc.                                21,650             467
St. Paul Travelers Cos., Inc. (The)                   402,270          18,114
SunTrust Banks, Inc.                                  126,610           9,177
T Rowe Price Group, Inc.                               55,530           3,638
Trizec Properties, Inc. (o)                           135,050           3,005
UBS AG                                                 51,839           4,441
UCBH Holdings, Inc. (N)                                54,694             952
UnumProvident Corp. (N)                                69,200           1,404
US Bancorp                                             12,756             377
Wachovia Corp.                                         81,400           4,112
Waddell & Reed Financial, Inc. Class A (N)             23,450             450
Washington Mutual, Inc.                                95,080           3,765
Wells Fargo & Co.                                      74,950           4,512
XL Capital, Ltd. Class A                                8,300             532
                                                                 ------------
                                                                      481,116
                                                                 ------------

Health Care - 14.1%
Abbott Laboratories                                   515,730          22,202
AmerisourceBergen Corp.                                59,150           4,511
Amgen, Inc. (AE)                                      520,666          39,446
Amylin Pharmaceuticals, Inc. (AE)(N)                   44,244           1,487

                                                     Diversified Equity Fund  15

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cardinal Health, Inc.                                  88,200           5,513
Caremark Rx, Inc. (AE)                                261,040          13,678
DaVita, Inc. (AE)                                      46,600           2,292
Eli Lilly & Co.                                       391,400          19,488
Genentech, Inc. (AE)                                  509,641          46,173
Genzyme Corp. (AE)                                     33,483           2,421
Gilead Sciences, Inc. (AE)                            139,310           6,582
HCA, Inc.                                              13,300             641
Human Genome Sciences, Inc. (AE)(N)                   470,900           3,932
Johnson & Johnson                                     864,948          54,163
Kinetic Concepts, Inc. (AE)                            44,800           1,608
McKesson Corp.                                         68,300           3,103
Medco Health Solutions, Inc. (AE)                      21,300           1,203
Medimmune, Inc. (AE)                                   50,600           1,770
Medtronic, Inc.                                       504,673          28,595
Merck & Co., Inc.                                     305,360           8,617
Novartis AG - ADR (N)                                 164,700           8,864
Omnicare, Inc. (N)                                     42,000           2,272
Panacos Pharmaceuticals, Inc. (AE)(N)                 125,000             988
Pfizer, Inc.                                          520,600          11,318
Protein Design Labs, Inc. (AE)(N)                     118,500           3,320
Quest Diagnostics, Inc.                                64,682           3,021
Sanofi-Aventis - ADR                                  210,358           8,440
Sepracor, Inc. (AE)(N)                                 46,020           2,589
St. Jude Medical, Inc. (AE)                           179,570           8,632
Stryker Corp.                                         207,400           8,518
Triad Hospitals, Inc. (AE)                             88,950           3,659
UnitedHealth Group, Inc.                              550,341          31,859
Valeant Pharmaceuticals International (N)              54,700             939
WellPoint, Inc. (AE)                                  115,300           8,611
Wyeth                                                 196,010           8,734
Zimmer Holdings, Inc. (AE)                            106,159           6,770
                                                                 ------------
                                                                      385,959
                                                                 ------------

Integrated Oils - 5.2%
Amerada Hess Corp.                                     43,020           5,382
BP PLC - ADR                                           86,120           5,718
Chevron Corp.                                         240,577          13,730
ConocoPhillips                                        521,832          34,118
Exxon Mobil Corp.                                     586,230          32,911
Marathon Oil Corp.                                    262,919          15,817
Occidental Petroleum Corp.                            294,900          23,262
Suncor Energy, Inc.                                   108,600           5,824
Total SA - ADR (N)                                     45,090           5,682
                                                                 ------------
                                                                      142,444
                                                                 ------------

Materials and Processing - 2.8%
Air Products & Chemicals, Inc.                         85,960           4,920
Archer-Daniels-Midland Co.                            128,335           3,128
Ashland, Inc.                                          11,200             599
Bayer AG - ADR                                         54,670           1,902
Bemis Co.                                              11,000             291

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bowater, Inc.                                           3,850             102
Bunge, Ltd. (N)                                        12,800             665
Cemex SA de CV - ADR                                   57,010           2,968
Ceradyne, Inc. (AE)(N)                                 32,500           1,274
Cia Vale do Rio Doce - ADR                             56,700           2,343
Corn Products International, Inc.                     196,850           4,687
Cytec Industries, Inc.                                  1,650              68
Dow Chemical Co. (The)                                137,390           6,301
EI Du Pont de Nemours & Co.                            17,985             750
Hercules, Inc. (AE)                                    26,800             299
Hughes Supply, Inc.                                    77,800           2,602
International Paper Co. (N)                           263,730           7,696
Lubrizol Corp.                                         22,100             919
Lyondell Chemical Co.                                  38,700           1,037
Martin Marietta Materials, Inc.                         5,300             418
Masco Corp.                                           141,820           4,042
Monsanto Co.                                           30,900           1,947
Mosaic Co. (The) (AE)                                 349,450           4,613
Nucor Corp.                                            44,190           2,645
Pactiv Corp. (AE)                                      78,200           1,541
PPG Industries, Inc. (N)                               96,740           5,801
Praxair, Inc.                                          33,580           1,659
Smurfit-Stone Container Corp. (AE)                     87,200             921
Sonoco Products Co. (N)                                25,900             733
St. Joe Co. (The)                                      42,376           2,795
Syngenta AG - ADR                                     248,440           5,339
United States Steel Corp.                              24,500             895
                                                                 ------------
                                                                       75,900
                                                                 ------------

Miscellaneous - 3.2%
3M Co.                                                 75,600           5,744
ABB, Ltd. - ADR (AE)                                  104,450             814
Eaton Corp.                                            19,700           1,159
General Electric Co.                                1,730,301          58,674
Honeywell International, Inc.                         164,900           5,640
ITT Industries, Inc.                                   25,840           2,625
SPX Corp. (N)                                          15,500             667
Textron, Inc.                                          62,200           4,481
Tyco International, Ltd.                              264,650           6,984
                                                                 ------------
                                                                       86,788
                                                                 ------------

Other Energy - 3.2%
Anadarko Petroleum Corp.                                4,200             381
Apache Corp.                                           87,400           5,579
Baker Hughes, Inc.                                     78,600           4,320
Burlington Resources, Inc.                              6,900             498
Devon Energy Corp.                                     81,840           4,941

 16  Diversified Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Diamond Offshore Drilling, Inc. (N)                    16,850             951
El Paso Corp.                                         107,200           1,271
ENSCO International, Inc.                              24,200           1,103
EOG Resources, Inc.                                    40,800           2,765
GlobalSantaFe Corp.                                    15,500             691
Halliburton Co.                                       476,698          28,173
National-Oilwell Varco, Inc. (AE)                      40,990           2,561
Newfield Exploration Co. (AE)(N)                       79,100           3,586
Noble Corp.                                            10,300             663
NRG Energy, Inc. (AE)                                  35,650           1,533
Peabody Energy Corp.                                   45,330           3,543
Pride International, Inc. (AE)                         16,200             455
Reliant Energy, Inc. (AE)                             736,500           9,354
Schlumberger, Ltd.                                    157,800          14,323
Williams Cos., Inc.                                   126,350           2,818
                                                                 ------------
                                                                       89,509
                                                                 ------------

Producer Durables - 5.2%
Agilent Technologies, Inc. (AE)                        94,800           3,035
Applied Materials, Inc.                               578,340           9,473
Boeing Co.                                            342,300          22,126
Caterpillar, Inc.                                     304,543          16,016
Cooper Industries, Ltd. Class A                        76,900           5,452
Crown Castle International Corp. (AE)                  34,300             841
Deere & Co.                                           178,500          10,831
Goodrich Corp.                                         65,420           2,360
Herman Miller, Inc.                                    57,100           1,565
Hubbell, Inc. Class B                                  11,000             530
Illinois Tool Works, Inc. (N)                         116,130           9,843
Ingersoll-Rand Co. Class A                             16,000             605
Joy Global, Inc.                                       68,350           3,135
KB Home (N)                                            42,758           2,794
Lennar Corp. Class A (N)                               72,069           4,006
Lockheed Martin Corp.                                 225,520          13,658
MDC Holdings, Inc. (N)                                 35,373           2,427
Northrop Grumman Corp.                                189,940          10,190
Pitney Bowes, Inc.                                     12,000             505
Pulte Homes, Inc.                                       8,400             317
Teradyne, Inc. (AE)(N)                                268,630           3,637
Thermo Electron Corp. (AE)                            189,900           5,733
Toll Brothers, Inc. (AE)(N)                            35,148           1,297
United Technologies Corp.                             173,600           8,902
WW Grainger, Inc.                                      47,550           3,185
                                                                 ------------
                                                                      142,463
                                                                 ------------
Technology - 11.6%
ADC Telecommunications, Inc. (AE)(N)                   44,457             776
Advanced Micro Devices, Inc. (AE)(N)                  113,380           2,633
Agere Systems, Inc. (AE)                               39,200             408
Apple Computer, Inc. (AE)                             195,002          11,230
Arrow Electronics, Inc. (AE)                           12,500             369
ATI Technologies, Inc. (AE)(N)                        127,600           1,844
AU Optronics Corp. - ADR                              296,933           3,786

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Avnet, Inc. (AE)                                      192,800           4,444
BearingPoint, Inc. (AE)                               416,150           2,921
Broadcom Corp. Class A (AE)                           134,910           5,728
Celestica, Inc. (AE)                                  145,850           1,394
Cisco Systems, Inc. (AE)                              212,000           3,699
Computer Associates International, Inc.                   622              17
Comverse Technology, Inc. (AE)                         96,500           2,422
Corning, Inc. (AE)                                    227,380           4,568
Electronic Data Systems Corp.                          40,500             944
EMC Corp. (AE)                                        330,610           4,615
Flextronics International, Ltd. (AE)                   45,600             424
General Dynamics Corp.                                 45,421           5,283
Hewlett-Packard Co.                                   701,130          19,660
Ingram Micro, Inc. Class A (AE)                        16,200             293
Intel Corp.                                            22,300             524
International Business Machines Corp.                 264,700          21,674
International Rectifier Corp. (AE)                     56,450           1,670
JDS Uniphase Corp. (AE)                               928,430           1,950
Juniper Networks, Inc. (AE)                           756,300          17,645
L-3 Communications Holdings, Inc.                      31,000           2,412
Lucent Technologies, Inc. (AE)(N)                   1,055,760           3,009
M-Systems Flash Disk Pioneers Ltd. (AE)(N)             42,900           1,360
Marvell Technology Group, Ltd. (AE)                    95,110           4,414
Maxim Integrated Products, Inc. (N)                   409,600          14,205
Microsoft Corp.                                     2,135,538          54,883
Motorola, Inc.                                      1,050,118          23,271
National Semiconductor Corp.                          192,600           4,359
Network Appliance, Inc. (AE)                           84,500           2,312
Nvidia Corp. (AE)                                      99,200           3,328
Oracle Corp. (AE)                                   1,082,160          13,722
Palm, Inc. (AE)(N)                                     48,400           1,243
Qualcomm, Inc.                                        815,854          32,438
Rockwell Automation, Inc.                             105,500           5,607
SanDisk Corp. (AE)                                    131,010           7,715
Sanmina-SCI Corp. (AE)                                784,650           2,864
Seagate Technology, Inc. (AE)                           9,200              --
Silicon Image, Inc. (AE)(N)                           182,900           1,679
Solectron Corp. (AE)                                  119,500             422
Sony Corp. - ADR                                       55,800           1,830
Sun Microsystems, Inc. (AE)                           628,000           2,512
Tellabs, Inc. (AE)                                     49,500             473
Texas Instruments, Inc.                               390,780          11,157
Unisys Corp. (AE)                                      40,700             208
Vishay Intertechnology, Inc. (AE)                     102,600           1,164
                                                                 ------------
                                                                      317,508
                                                                 ------------

                                                     Diversified Equity Fund  17

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Utilities - 4.2%
Alltel Corp.                                            4,800             297
America Movil SA de CV Series L                        82,230           2,159
American Electric Power Co., Inc.                      12,500             475
BellSouth Corp.                                       483,450          12,579
Comcast Corp. Class A (AE)                            286,573           7,975
Constellation Energy Group, Inc.                       18,800           1,030
Dominion Resources, Inc.                              176,530          13,430
DTE Energy Co.                                         14,700             635
Entergy Corp.                                         126,900           8,974
Exelon Corp.                                           24,000           1,249
Kinder Morgan, Inc.                                    27,810           2,528
Northeast Utilities                                    44,100             802
Pepco Holdings, Inc.                                    9,800             211
Progress Energy, Inc.                                   5,500              --
Progress Energy, Inc. (N)                              22,000             959
Puget Energy, Inc. (N)                                  7,000             150
SBC Communications, Inc.                               97,047           2,315
Sprint Nextel Corp.                                 1,628,760          37,966
Telephone & Data Systems, Inc.                         16,500             624
Telephone & Data Systems, Inc. Special Shares          53,550           1,936
TXU Corp.                                              81,950           8,256
Verizon Communications, Inc.                          316,110           9,961
Wisconsin Energy Corp.                                 10,200             386
                                                                 ------------
                                                                      114,897
                                                                 ------------

TOTAL COMMON STOCKS
(cost $2,252,931)                                                   2,540,985
                                                                 ------------

LONG-TERM INVESTMENTS - 0.0%
Corporate Bonds and Notes - 0.0%
AMR Corp.
   4.250% due 09/23/23                                    823             744
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $695)                                                               744
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 7.1%
Frank Russell Investment Company
   Money Market Fund                              182,418,926         182,419
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                 11,000          10,962
   3.398% due 12/08/05                                  1,000             997
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $194,378)                                                       194,378
                                                                 ------------

OTHER SECURITIES - 4.5%
Frank Russell Investment Company
   Money Market Fund (X)                           40,111,676          40,112
State Street Securities Lending Quality Trust
   (X)                                             82,185,034          82,185
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $122,297)                                                       122,297
                                                                 ------------

TOTAL INVESTMENTS - 104.4%
(identified cost $2,570,301)                                        2,858,404

OTHER ASSETS AND LIABILITIES,
NET - (4.4%)                                                         (121,385)
                                                                 ------------

NET ASSETS - 100.0%                                                 2,737,019
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 18  Diversified Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/05 (43)                              14,144               (338)

Russell 1000 Mini Index (CME)
   expiration date 12/05 (110)                              7,235                 29

S&P 500 E-Mini Index (CME)
   expiration date 12/05 (868)                             52,505             (1,313)

S&P 500 Index (CME)
   expiration date 12/05 (256)                             77,427               (578)

S&P Midcap 400 Index (CME)
   expiration date 12/05 (111)                             39,017             (1,039)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (3,239)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.4
Consumer Discretionary                                       14.6
Consumer Staples                                              7.7
Financial Services                                           17.6
Health Care                                                  14.1
Integrated Oils                                               5.2
Materials and Processing                                      2.8
Miscellaneous                                                 3.2
Other Energy                                                  3.2
Producer Durables                                             5.2
Technology                                                   11.6
Utilities                                                     4.2
Long-Term Investments                                          --*
Short-Term Investments                                        7.1
Other Securities                                              4.5
                                                  ---------------
Total Investments                                           104.4
Other Assets and Liabilities, Net                            (4.4)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                     Diversified Equity Fund  19

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  SPECIAL GROWTH - CLASS S             RUSSELL 2500(TM) **
                                                                  ------------------------             -------------------
*                                                                         10000.00                           10000.00
1996                                                                      12092.00                           11879.00
1997                                                                      15891.00                           15338.00
1998                                                                      14488.00                           14157.00
1999                                                                      17121.00                           16705.00
2000                                                                      21640.00                           20593.00
2001                                                                      18384.00                           18088.00
2002                                                                      16627.00                           16435.00
2003                                                                      23545.00                           23287.00
2004                                                                      25579.00                           26161.00
2005                                                                      28635.00                           30059.00

Special Growth Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.95%
5 Years                                 5.76%S
10 Years                               11.09%S

Special Growth Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.65%
5 Years                                 5.49%S
10 Years                               10.78%S

Special Growth Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.82%
5 Years                                 4.71%S
10 Years                               10.22%S

Russell 2500(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 14.90%
5 Years                                 7.86%S
10 Years                               11.63%S

 20  Special Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Special Growth Fund Class S, Class E and Class C Shares gained 11.95%, 11.65% and 10.82%, respectively. This compared to the Russell 2500(TM) Index, which gained 14.90% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) Mid-Cap Core Funds Average returned 14.82%, while the Lipper(R) Small-Cap Core Funds Average rose 13.24%. These results serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

For the most part, market conditions did not materially affect the Fund's performance over the fiscal year. The Fund's underperformance was driven by poor stock selection from most of the Fund's money managers; in particular, Gould Investment Partners, LLC underperformed by a substantial margin over the 12 months.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Poor stock selection in four sectors--technology, consumer discretionary, producer durables and healthcare--was the predominant driver of the Fund's underperformance results. In terms of money managers, Gould significantly underperformed the benchmark and was the largest detractor to the Fund's performance in the period.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund has nine money managers: four growth, two market-oriented and three value.

Three of the four growth money managers underperformed the benchmark. As noted, Gould underperformed by a substantial margin while CapitalWorks Investment Partners, LLC and Roxbury Capital Management, Inc., had relatively modest shortfalls. Gould's performance was disappointing, but not beyond what might be reasonably expected given the aggressive nature of this money manager's investment approach. In contrast, TimesSquare Capital Management, Inc., the money manager with the largest allocation within the growth segment, solidly outperformed the benchmark. Moreover, the continued preference for value stocks over growth for much of the period led to a difficult environment for an aggressive growth manager.

In the value segment, all three money managers underperformed, with David J. Greene & Company, LLC, and Delphi Management, Inc., the largest detractors from performance: Jacobs Levy Equity Management, Inc., with the largest allocation in the value segment, had a relatively modest shortfall from the benchmark. David
J. Greene's substantial overweight in technology detracted from performance. Delphi underperformed due to weak stock selection in the financial services and consumer discretionary sectors. In particular, Delphi was negatively impacted by holding some Bermuda-based reinsurers in the aftermath of Hurricane Katrina.

In the market-oriented segment, Goldman Sachs Asset Management, L.P., underperformed modestly, while Nicholas-Applegate Capital Management, LLC, strongly outperformed the benchmark. Goldman Sachs' stock selection was weak in the technology, other energy and autos and transportation sectors. In contrast, Nicholas-Applegate, also a quantitative manager, outperformed due in part to its energy overweight. Strong stock selection in eight of the 12 economic sectors also boosted its results.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

FRIMCo introduced a modest growth tilt in December 2004 by reallocating approximately 4% of the Fund's assets from value to growth managers. The net impact of this decision has been negligible to date, as the combined growth manager results have been similar to the combined value manager returns in the period.

Nicholas-Applegate was hired in December 2004 and funded through reducing the Fund's allocation to Goldman Sachs. This change added value, as Nicholas-Applegate substantially outperformed Goldman Sachs in the period from December 2004 through the fiscal year-end. Roxbury Capital Management, Inc. was removed from the Fund in May 2005 and replaced by Tygh Capital Management, Inc.

                                                         Special Growth Fund  21

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


CapitalWorks Investment Partners, LLC       Growth
David J. Greene & Company, LLC              Value
Delphi Management, Inc.                     Value
Goldman Sachs Asset Management, L.P.        Market-Oriented
Gould Investment Partners, LLC              Growth
Jacobs Levy Equity Management, Inc.         Value
Nicholas-Applegate Capital Management,
   LLC                                      Market-Oriented
TimesSquare Capital Management, Inc.        Growth
Tygh Capital Management, Inc.               Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Special Growth Fund Class S assumes initial investment on November 1,
      1995.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Special Growth Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Special Growth Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22  Special Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,102.00      $     1,013.66
Expenses Paid During
Period*                       $        12.13      $        11.62

* Expenses are equal to the Fund's annualized expense ratio of 2.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,106.10      $     1,017.39
Expenses Paid During
Period*                       $         8.23      $         7.88

* Expenses are equal to the Fund's annualized expense ratio of 1.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,107.50      $     1,018.70
Expenses Paid During
Period*                       $         6.85      $         6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                         Special Growth Fund  23

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 95.1%
Auto and Transportation - 3.6%
Airtran Holdings, Inc. (AE)                            46,473             695
Alaska Air Group, Inc. (AE)                             3,800             120
Alexander & Baldwin, Inc.                               2,900             142
American Commercial Lines, Inc. (AE)                    2,801              79
AMR Corp. (AE)                                         34,300             463
Arkansas Best Corp. (N)                                28,500           1,105
ArvinMeritor, Inc.                                    101,700           1,630
Autoliv, Inc.                                          81,510           3,502
CNF, Inc.                                              10,700             602
DryShips, Inc. (N)                                     58,400             879
Expeditors International Washington, Inc.              14,663             889
Frontier Airlines, Inc. (AE)(N)                        18,600             176
General Maritime Corp. (N)                             28,200           1,050
Gol Linhas Aereas Inteligentes SA - ADR (N)            29,300           1,015
Grupo TMM SA
   Series A (AE)                                       75,900             285
IMPCO Technologies, Inc. (AE)(N)                       21,700             113
Kansas City Southern (AE)(N)                           35,000             775
Laidlaw International, Inc.                           106,250           2,416
Landstar System, Inc.                                  21,979             847
Marten Transport, Ltd. (AE)                             7,400             196
Mesa Air Group, Inc. (AE)(N)                           53,000             598
Navistar International Corp. (AE)                      31,200             859
Noble International, Ltd. (N)                           2,000              47
Offshore Logistics, Inc. (AE)                          29,500           1,003
OMI Corp. (N)                                          64,000           1,157
Pacer International, Inc. (N)                          41,500           1,073
Polaris Industries, Inc. (N)                            9,220             416
Republic Airways Holdings, Inc. (AE)                   29,800             465
SCS Transportation, Inc. (AE)                           8,600             172
Skywest, Inc. (N)                                      31,100             911
Stolt-Nielsen SA - ADR                                 10,400             373
Teekay Shipping Corp. (N)                              26,300           1,037
Tenneco Automotive, Inc. (AE)                          41,201             681
TRW Automotive Holdings Corp. (AE)                     82,800           2,240
US Xpress Enterprises, Inc. Class A (AE)(N)            19,800             241
UTI Worldwide, Inc. (N)                                32,987           2,822
Visteon Corp. (N)                                      93,800             781
Wabtec Corp.                                           48,208           1,311
World Air Holdings, Inc. (AE)                          34,100             358
                                                                 ------------
                                                                       33,524
                                                                 ------------

Consumer Discretionary - 19.0%
ABM Industries, Inc.                                   15,200             301
Activision, Inc. (AE)                                 172,267           2,717
Adesa, Inc.                                            60,800           1,301
Administaff, Inc. (N)                                  29,250           1,238
Advance Auto Parts, Inc. (AE)                          49,500           1,856
Advisory Board Co. (The) (AE)                          38,276           1,847

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
AFC Enterprises (N)                                    26,400             306
Alberto-Culver Co.                                     32,500           1,411
Alderwoods Group, Inc. (AE)                            17,600             277
Alliance Gaming Corp. (AE)(N)                          69,400             750
American Greetings Corp. Class A                       55,970           1,413
AMN Healthcare Services, Inc. (AE)(N)                 116,200           1,917
Arbitron, Inc.                                         32,680           1,223
Asbury Automotive Group, Inc. (AE)(N)                  19,400             328
Banta Corp.                                            21,500           1,082
BJ's Restaurants, Inc. (AE)(N)                         30,000             651
Borders Group, Inc.                                    15,200             298
Brightpoint, Inc. (AE)(N)                              87,150           1,882
Brink's Co. (The)                                      35,500           1,394
Brown Shoe Co., Inc.                                    2,800              91
Burlington Coat Factory Warehouse Corp.                13,600             524
Catalina Marketing Corp. (N)                            7,900             206
Cato Corp. (The) Class A                               19,050             381
Central European Distribution Corp. (AE)(N)            67,900           2,703
Central Garden and Pet Co. (AE)(N)                     30,500           1,308
Charlotte Russe Holding, Inc. (AE)                      6,500             115
Charming Shoppes, Inc. (AE)                            97,100           1,087
Cheesecake Factory, Inc. (The) (AE)                    22,223             763
Chemed Corp.                                           53,628           2,578
Children's Place Retail Stores, Inc. (The)
   (AE)(N)                                             26,129           1,122
Choice Hotels International, Inc.                      42,380           1,402
ChoicePoint, Inc. (AE)                                 34,733           1,468
Circuit City Stores, Inc.                             193,742           3,447
Claire's Stores, Inc.                                  65,000           1,693
CNET Networks, Inc. (AE)                               96,600           1,313
CNS, Inc.                                              54,300           1,416
Cogent, Inc. (AE)(N)                                   41,300           1,096
Coldwater Creek, Inc. (AE)                              4,950             134
Convergys Corp. (AE)                                   72,400           1,176
Corinthian Colleges, Inc. (AE)(N)                      21,900             272
Corporate Executive Board Co.                          44,600           3,686
Cosi, Inc. (AE)(N)                                    113,900             997
CoStar Group, Inc. (AE)(N)                             22,100           1,060
Courier Corp. (N)                                       2,000              65
Cross Country Healthcare, Inc. (AE)(N)                 73,300           1,332
CSS Industries, Inc. (N)                                  400              14
Dillard's, Inc. Class A                                54,350           1,126
Dolby Laboratories, Inc. Class A (AE)                  47,000             757
Dollar Thrifty Automotive Group (AE)(N)                 6,950             262
Domino's Pizza, Inc. (N)                               52,900           1,265

 24  Special Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
DreamWorks Animation SKG, Inc. Class A (AE)            32,780             840
Dress Barn, Inc. (AE)(N)                                9,600             255
EarthLink, Inc. (AE)(N)                                63,500             699
Eastern Co. (The)                                      40,025             861
Education Management Corp. (AE)                       144,474           4,456
Emdeon Corp. (AE)                                      67,700             623
Entercom Communications Corp. (AE)                     51,100           1,475
Ethan Allen Interiors, Inc. (N)                        33,500           1,133
Ezcorp, Inc. Class A (AE)                              16,000             235
Famous Dave's of America, Inc. (AE)                    49,200             589
Federated Department Stores, Inc.                      14,600             896
Forrester Research, Inc. (AE)                           8,700             168
FTI (AE)                                               20,800             569
Furniture Brands International, Inc. (N)               66,700           1,211
Genesco, Inc. (AE)(N)                                   6,500             239
Getty Images, Inc. (AE)(N)                             41,790           3,469
Gevity HR, Inc. (N)                                    45,400           1,169
Gildan Activewear, Inc. (AE)                           26,000             907
Guess?, Inc. (AE)(N)                                   61,700           1,673
Gymboree Corp. (AE)(N)                                107,200           1,897
Handleman Co. (N)                                      27,280             325
Hasbro, Inc.                                           84,800           1,598
Hearst-Argyle Television, Inc. (N)                     99,440           2,383
Heidrick & Struggles International, Inc. (AE)(N)       20,700             668
Helen of Troy, Ltd. (AE)(N)                            51,630             927
Hewitt Associates, Inc. Class A (AE)(N)                24,131             644
Hot Topic, Inc. (AE)                                   43,035             641
Hudson Highland Group, Inc. (AE)(N)                    42,600           1,019
Insight Enterprises, Inc. (AE)                         40,322             827
International Speedway Corp. Class A                   11,200             579
ITT Educational Services, Inc. (AE)                     7,500             415
Jack in the Box, Inc. (AE)                             62,000           1,841
Jarden Corp. (AE)(N)                                   10,600             358
Jo-Ann Stores, Inc. (AE)                               34,700             507
John Wiley & Sons, Inc. Class A                         4,550             178
Jones Apparel Group, Inc.                              29,700             810
Korn/Ferry International (AE)                          18,446             318
La-Z-Boy, Inc. (N)                                     93,400           1,106
Labor Ready, Inc. (AE)(N)                              32,550             760
Lamar Advertising Co. Class A (AE)                     68,300           3,048
Leapfrog Enterprises, Inc. (AE)(N)                     44,100             661
Lee Enterprises, Inc.                                  29,000           1,137
LIFE TIME Fitness, Inc. (AE)(N)                        85,400           3,172
Lifeline Systems, Inc. (AE)                            38,500           1,270
Lifetime Brands, Inc. (N)                               4,400             103
Lightbridge, Inc. (AE)                                 66,100             535
Lin TV Corp. Class A (AE)(N)                           58,310             748
Linens 'N Things, Inc. (AE)(N)                         31,600             794
Lithia Motors, Inc. Class A (N)                        21,670             590
Liz Claiborne, Inc.                                    52,900           1,862
Lone Star Steakhouse & Saloon, Inc.                     5,100             132

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Luby's, Inc. (AE)(N)                                   19,200             242
MarineMax, Inc. (AE)(N)                                17,700             437
Marvel Entertainment, Inc. (AE)(N)                     48,100             847
MAXIMUS, Inc. (N)                                      11,200             406
McClatchy Co. Class A                                  17,875           1,120
Men's Wearhouse, Inc. (The) (AE)                       62,500           1,544
Meredith Corp.                                         39,600           1,976
Mohawk Industries, Inc. (AE)                           16,500           1,288
Monster Worldwide, Inc. (AE)                           49,600           1,627
Movado Group, Inc. (N)                                  5,400              95
MPS Group, Inc. (AE)                                  168,469           2,097
Netease.com, Inc. - ADR (AE)(N)                         9,700             740
Netratings, Inc. (AE)(N)                                9,500             141
Oakley, Inc. (N)                                       44,900             665
Orient-Express Hotels, Ltd. Class A                    66,512           1,876
Pacific Sunwear of California, Inc. (AE)               71,500           1,789
Pantry, Inc. (The) (AE)                                 3,250             126
Papa John's International, Inc. (AE)(N)                24,600           1,277
Payless Shoesource, Inc. (AE)                          70,400           1,293
Pegasus Solutions, Inc. (AE)                           52,700             447
PF Chang's China Bistro, Inc. (AE)                     16,968             776
PHH Corp. (AE)                                         52,800           1,485
Phillips-Van Heusen Corp.                              28,200             802
Pier 1 Imports, Inc. (N)                               69,500             717
Pixar (AE)                                             13,332             676
Playtex Products, Inc. (AE)                            61,300             821
Polo Ralph Lauren Corp.                                38,700           1,904
Pre-Paid Legal Services, Inc. (N)                      21,860             936
Providence Service Corp. (AE)(N)                       61,700           1,905
Radio One, Inc. Class D (AE)(N)                        42,000             496
RadioShack Corp.                                       32,500             718
Reebok International, Ltd.                             23,000           1,312
Rent-Way, Inc. (AE)(N)                                 14,100              87
Resources Connection, Inc. (AE)(N)                     83,645           2,388
Rocky Shoes & Boots, Inc. (AE)(N)                       4,100             101
RR Donnelley & Sons Co.                                32,091           1,124
Ryan's Restaurant Group, Inc. (AE)(N)                 129,108           1,376
Saks, Inc. (AE)                                        28,300             514
Scholastic Corp. (AE)                                  14,400             469
Scientific Games Corp. Class A (AE)                    59,200           1,774
SCP Pool Corp.                                        112,000           4,029
Select Comfort Corp. (AE)                              33,000             723
Service Corp. International (N)                       118,800             994
ServiceMaster Co. (The)                                54,800             689
Shuffle Master, Inc. (AE)(N)                            5,200             132
Sirva, Inc. (AE)(N)                                    11,900              84
Skechers USA, Inc. Class A (AE)(N)                     11,600             147
Sonic Automotive, Inc.                                 38,200             845
Sourcecorp, Inc. (AE)                                   4,849             110

                                                         Special Growth Fund  25

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Stage Stores, Inc.                                     53,821           1,492
Stanley Furniture Co., Inc. (N)                         8,900             190
Stanley Works (The)                                    29,400           1,409
Steven Madden, Ltd. (AE)                               41,600           1,067
Stewart Enterprises, Inc. Class A (AE)(N)               5,300              27
Strayer Education, Inc.                                11,613           1,039
Stride Rite Corp. (The)                                19,100             249
Tech Data Corp. (AE)                                   28,500             987
TeleTech Holdings, Inc. (AE)(N)                        29,350             306
Tempur-Pedic International, Inc. (AE)(N)               28,000             310
Texas Roadhouse, Inc. Class A (AE)(N)                  49,700             782
Trans World Entertainment, Corp. (AE)                  16,600             106
True Religion Apparel, Inc. (AE)                       41,200             515
Tupperware Corp.                                       19,500             447
United Auto Group, Inc. (N)                             3,300             111
Urban Outfitters, Inc. (AE)                            35,200             997
USANA Health Sciences, Inc. (AE)(N)                    49,340           2,172
Valassis Communications, Inc. (AE)                     15,300             478
Volcom, Inc.                                           13,700             419
Washington Post, Inc. (The) Class B                     1,230             916
WD-40 Co. (N)                                           6,600             182
WebSideStory, Inc. (AE)(N)                             67,700           1,177
WESCO International, Inc. (AE)                         28,800           1,145
West Corp. (AE)                                        57,200           2,257
Wet Seal, Inc. (The) Class A (AE)(N)                   59,600             308
Wilsons The Leather Experts, Inc. (AE)(N)              10,000              50
Wolverine World Wide, Inc.                             30,700             643
                                                                 ------------
                                                                      178,319
                                                                 ------------

Consumer Staples - 1.1%
Boston Beer Co., Inc. Class A (AE)(N)                   5,800             148
Chiquita Brands International, Inc.                    11,250             311
Coca-Cola Bottling Co. Consolidated                    20,077             916
Constellation Brands, Inc. Class A (AE)                50,600           1,191
Flowers Foods, Inc.                                     7,100             208
Longs Drug Stores Corp. (N)                            31,760           1,325
Molson Coors Brewing Co. Class B (N)                   45,700           2,820
Pathmark Stores, Inc. (AE)                             46,200             450
Pilgrim's Pride Corp.                                  24,000             756
Seaboard Corp. (N)                                        400             568
Spartan Stores, Inc. (AE)(N)                           13,500             134
Tootsie Roll Industries, Inc.                           8,003             242
Weis Markets, Inc. (N)                                 34,100           1,301
                                                                 ------------
                                                                       10,370
                                                                 ------------

Financial Services - 18.1%
21st Century Insurance Group                            1,600              25
ACE Cash Express, Inc. (AE)(N)                          9,700             199
Advent Software, Inc. (AE)                             82,600           2,537
Affiliated Managers Group, Inc. (AE)                   20,525           1,575

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Alfa Corp. (N)                                          6,200             104
Alliance Data Systems Corp. (AE)                      147,645           5,250
Allmerica Financial Corp.                              38,810           1,479
AMB Property Corp. (o)                                 35,000           1,546
American Home Mortgage Investment Corp. (o)            37,350           1,010
AmeriCredit Corp. (AE)                                 66,110           1,478
AmerUs Group Co. (N)                                   13,970             826
Annaly Mortgage Management, Inc. (o)                   42,500             488
Anthracite Capital, Inc. (o)(N)                        24,052             252
Apartment Investment & Management Co. Class A
   (o)                                                  5,000             192
Apollo Investment Corp.                                27,100             506
Arden Realty, Inc. (o)                                 23,200           1,047
Aspen Insurance Holdings, Ltd.                         78,500           1,899
Associated Banc-Corp                                   42,531           1,327
Axis Capital Holdings, Ltd.                            30,900             801
Bank of Hawaii Corp.                                   38,030           1,954
Bear Stearns Cos., Inc. (The)                           8,600             910
Bimini Mortgage Management, Inc. Class A (o)(N)         5,800              57
BISYS Group, Inc. (The) (AE)                          149,200           1,892
BOK Financial Corp.                                     6,379             281
Camden Property Trust (o)                              35,100           1,978
CapitalSource, Inc. (AE)(N)                           134,800           2,966
CarrAmerica Realty Corp. (o)                           16,900             556
Cathay General Bancorp (N)                             11,000             429
CB Richard Ellis Group, Inc. Class A (AE)              47,800           2,335
CBL & Associates Properties, Inc. (o)                  40,330           1,506
Central Pacific Financial Corp. (N)                     4,420             160
Checkfree Corp. (AE)                                   78,750           3,347
CIT Group, Inc.                                        20,000             915
City National Corp.                                    27,000           1,981
CNA Surety Corp. (AE)(N)                               59,700             838
Colonial BancGroup, Inc. (The)                        116,500           2,837
Commerce Group, Inc.                                    7,900             449
Commercial Net Lease Realty (o)(N)                     50,760             984
Community Bank System, Inc. (N)                        40,200             955
CompuCredit Corp. (AE)(N)                              13,300             583
Conseco, Inc. (AE)(N)                                  33,000             670
Correctional Properties Trust (o)                       3,100              87
Corus Bankshares, Inc. (N)                              5,600             307
Cousins Properties, Inc. (o)                           23,400             691
Crescent Real Estate Equities Co. (o)(N)               10,100             201
CVB Financial Corp.                                    10,400             205
Cybersource Corp. (AE)(N)                              97,800             655
Downey Financial Corp. (N)                             11,750             716

 26  Special Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Duke Realty Corp. (o)                                  78,300           2,670
eFunds Corp. (AE)                                      23,039             475
Entertainment Properties Trust (o)                     10,500             421
Equifax, Inc.                                          26,900             927
Equity One, Inc. (o)                                   17,300             406
Fair Isaac Corp. (N)                                   24,300           1,015
Federal Realty Investors Trust (o)                     24,700           1,498
FelCor Lodging Trust, Inc. (AE)(o)(N)                  23,400             349
Fidelity Bankshares, Inc.                               8,000             226
Fidelity National Financial, Inc.                      25,600             959
First American Corp.                                   47,200           2,068
First Financial Bankshares, Inc. (N)                    2,600              94
First Niagara Financial Group, Inc. (N)                55,400             816
FirstFed Financial Corp. (AE)(N)                       14,930             799
FPIC Insurance Group, Inc. (AE)                        13,500             508
Fremont General Corp. (N)                              42,060             912
Fulton Financial Corp. (N)                             24,200             407
GATX Corp. (N)                                         67,100           2,508
GFI Group, Inc. (AE)(N)                                34,900           1,569
Glacier Bancorp, Inc. (N)                               3,900             115
Global Payments, Inc.                                 117,718           5,044
Greater Bay Bancorp                                     9,800             246
Hanmi Financial Corp. (N)                              26,500             485
Harleysville Group, Inc. (N)                            1,400              34
HCC Insurance Holdings, Inc.                           37,100           1,113
Health Care Property Investors, Inc. (o)               38,740             986
Health Care REIT, Inc. (o)(N)                          31,500           1,110
HealthExtras, Inc. (AE)(N)                            108,700           2,288
Heritage Property Investment Trust (o)(N)              16,800             548
Highland Hospitality Corp. (o)                         10,800             113
Highwoods Properties, Inc. (o)                         34,700             979
Horace Mann Educators Corp.                            10,000             194
Hospitality Properties Trust (o)                       19,900             790
HRPT Properties Trust (o)                             215,600           2,352
Infinity Property & Casualty Corp.                     18,200             677
Innkeepers USA Trust (o)                               30,700             479
Investment Technology Group, Inc. (AE)                101,100           3,287
Investors Financial Services Corp. (N)                 61,100           2,333
IPC Holdings, Ltd. (N)                                 25,200             663
iStar Financial, Inc. (o)                              23,400             863
Jack Henry & Associates, Inc.                          89,800           1,615
Jefferies Group, Inc.                                  34,300           1,456
John H Harland Co. (N)                                 11,900             495
Jones Lang LaSalle, Inc.                               23,300           1,172
Knight Capital Group, Inc. Class A (AE)(N)            146,500           1,402
La Quinta Corp. (AE)(o)                               184,103           1,537
LandAmerica Financial Group, Inc. (N)                  48,565           3,067
Lexington Corporate Properties Trust (o)(N)            30,100             656

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LTC Properties, Inc. (o)                                7,300             150
Macerich Co. (The) (o)                                 14,200             913
Mack-Cali Realty Corp. (o)                             36,800           1,569
Markel Corp. (AE)                                       7,000           2,226
MeriStar Hospitality Corp. (AE)(o)(N)                  69,900             606
Mid-America Apartment Communities, Inc. (o)             9,300             434
MoneyGram International, Inc.                          36,700             892
Montpelier Re Holdings, Ltd. (N)                       34,500             693
Nasdaq Stock Market, Inc. (AE)                         23,300             720
National Penn Bancshares, Inc. (N)                      6,006             118
Nationwide Financial Services, Inc. Class A            27,300           1,103
New Century Financial Corp. (o)(N)                     18,000             556
North Fork Bancorporation, Inc.                        37,000             938
OceanFirst Financial Corp. (N)                          4,200              95
Ohio Casualty Corp.                                    21,400             584
Old Republic International Corp.                       48,200           1,249
Omega Healthcare Investors, Inc. (o)(N)                27,000             332
Pan Pacific Retail Properties, Inc. (o)                 1,500              95
PFF Bancorp, Inc. (N)                                  10,790             324
Phoenix Cos., Inc. (The)                               58,900             763
Piper Jaffray Cos., Inc. (AE)                          15,800             543
Portfolio Recovery Associates, Inc. (AE)(N)            48,530           1,888
Post Properties, Inc. (o)                              15,300             624
Primus Guaranty, Ltd. (AE)(N)                          62,000             546
ProAssurance Corp. (AE)                                26,741           1,251
Protective Life Corp.                                  33,700           1,477
Provident Bankshares Corp. (N)                          7,276             254
Provident Financial Holdings (AE)                      33,531             887
Provident Financial Services, Inc. (N)                 24,600             433
PS Business Parks, Inc. (o)                             6,900             321
R&G Financial Corp. Class B (N)                        35,200             345
Radian Group, Inc.                                     22,700           1,183
Raymond James Financial, Inc.                          34,200           1,164
Redwood Trust, Inc. (o)(N)                             19,000             884
RenaissanceRe Holdings, Ltd. (N)                       22,800             863
Republic Bancorp, Inc. Class A (N)                     49,346           1,012
Rewards Network, Inc. (AE)(N)                           5,900              32
RLI Corp.                                               9,900             532
Ryder System, Inc.                                     77,900           3,090
Safety Insurance Group, Inc. (N)                        8,900             335
Senior Housing Properties Trust (o)                    57,670           1,021
Southwest Bancorp, Inc.                                45,529           1,066
Sovereign Bancorp, Inc. (N)                            43,000             927
Sovran Self Storage, Inc. (o)(N)                       25,000           1,163

                                                         Special Growth Fund  27

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Stancorp Financial Group, Inc.                         31,610           2,911
State Auto Financial Corp.                              8,000             263
Sterling Bancshares, Inc.                              16,900             250
Sterling Financial Corp. (N)                            1,400              29
Stewart Information Services Corp. (N)                 32,450           1,653
Strategic Hotel Capital, Inc. (o)                      17,000             289
Sunstone Hotel Investors, Inc. (o)                     72,000           1,613
SVB Financial Group (AE)                               26,100           1,297
TCF Financial Corp. (N)                                22,100             599
TD Banknorth, Inc. (N)                                 33,248             957
Thornburg Mortgage, Inc. (o)(N)                        36,000             913
TierOne Corp.                                          16,600             469
Trizec Properties, Inc. (o)                            60,300           1,342
UCBH Holdings, Inc. (N)                                40,700             708
UICI                                                   16,700             603
UMB Financial Corp. (N)                                 1,450              97
United Bankshares, Inc. (N)                             9,900             361
United Fire & Casualty Co.                              4,100             185
United Rentals, Inc. (AE)(N)                           49,400             967
Universal Health Realty Income Trust (o)(N)             4,200             137
W Holding Co., Inc. (N)                                76,860             593
Webster Financial Corp.                                21,300             983
Whitney Holding Corp.                                  17,000             459
WR Berkley Corp.                                       69,935           3,056
Wright Express Corp. (AE)(N)                           61,800           1,334
Zenith National Insurance Corp. (N)                    44,220           1,991
Zions Bancorporation                                   13,000             955
                                                                 ------------
                                                                      169,927
                                                                 ------------

Health Care - 12.6%
Accelrys, Inc. (AE)(N)                                 84,878             555
Albany Molecular Research, Inc. (AE)                   43,100             578
Alexion Pharmaceuticals, Inc. (AE)(N)                  17,000             466
Alkermes, Inc. (AE)(N)                                 70,900           1,155
Allied Healthcare International, Inc. (AE)             65,700             400
Allion Healthcare, Inc. (AE)(N)                        30,500             487
Allscripts Healthcare Solutions, Inc. (AE)             47,475             760
Alpharma, Inc. Class A                                 26,900             670
American Dental Partners, Inc. (AE)                    20,400             432
Anadys Pharmaceuticals, Inc. (AE)                      60,800             602
Applera Corp. - Celera Genomics Group (AE)            149,100           1,771
Arena Pharmaceuticals, Inc. (AE)(N)                    45,000             468
Arqule, Inc. (AE)(N)                                   10,300              74
Arthrocare Corp. (AE)(N)                               63,912           2,347
Barr Pharmaceuticals, Inc. (AE)                        17,900           1,028
Bausch & Lomb, Inc.                                    21,100           1,565
Bio-Rad Laboratories, Inc. Class A (AE)                36,800           2,153
BioMarin Pharmaceuticals, Inc. (AE)(N)                 20,300             170
Cephalon, Inc. (AE)(N)                                 28,800           1,313

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Community Health Systems, Inc. (AE)                    96,996           3,599
Cooper Cos., Inc.                                      11,708             806
Critical Therapeutics, Inc. (AE)(N)                    30,300             208
Cytyc Corp. (AE)                                      123,500           3,131
Dade Behring Holdings, Inc.                            30,700           1,105
DaVita, Inc. (AE)                                     148,686           7,312
Digene Corp. (AE)(N)                                   34,000           1,027
Edwards Lifesciences Corp. (AE)                        55,850           2,311
Flamel Technologies SA - ADR (AE)(N)                   22,800             406
Foxhollow Technologies, Inc. (AE)(N)                   73,000           3,308
Gene Logic, Inc. (AE)(N)                               14,600              55
Genesis HealthCare Corp. (AE)                          38,450           1,560
Gentiva Health Services, Inc. (AE)                      9,800             144
Greatbatch, Inc. (AE)(N)                                4,750             124
Haemonetics Corp. (AE)                                 23,000           1,114
Health Net, Inc. (AE)                                  52,400           2,454
HealthTronics, Inc. (AE)                               45,900             417
Henry Schein, Inc. (AE)                                26,118           1,035
Hologic, Inc. (AE)                                     58,200           3,228
ICU Medical, Inc. (AE)                                 12,400             433
Illumina, Inc. (AE)(N)                                 59,400             925
Immucor, Inc. (AE)                                     42,390           1,099
Invitrogen Corp. (AE)                                  21,400           1,361
IRIS International, Inc. (AE)                          56,700           1,330
Kendle International, Inc. (AE)                        29,500             710
Kindred Healthcare, Inc. (AE)(N)                       21,950             615
Kinetic Concepts, Inc. (AE)                             7,050             253
Kos Pharmaceuticals, Inc. (AE)                         20,351           1,221
Kyphon, Inc. (AE)(N)                                   18,300             734
LCA-Vision, Inc. (N)                                    6,800             286
LifePoint Hospitals, Inc. (AE)                          9,300             364
Lincare Holdings, Inc. (AE)                           114,295           4,669
Magellan Health Services, Inc. (AE)                   111,200           3,306
Matria Healthcare, Inc. (AE)(N)                        60,150           2,017
Maxygen, Inc. (AE)(N)                                   7,600              67
Medcath Corp. (AE)(N)                                   9,700             178
Medicis Pharmaceutical Corp. Class A                   31,586             932
Medimmune, Inc. (AE)                                   71,700           2,508
Mentor Corp. (N)                                       30,440           1,370
Merit Medical Systems, Inc. (AE)(N)                    41,200             491
Myogen, Inc. (AE)(N)                                   56,800           1,139
Myriad Genetics, Inc. (AE)(N)                          32,700             634
Nabi Biopharmaceuticals (AE)(N)                        69,343             891
Natus Medical, Inc. (AE)                               57,100             936
Neurocrine Biosciences, Inc. (AE)(N)                   47,431           2,505
Nuvelo, Inc. (AE)(N)                                   18,800             158
Odyssey HealthCare, Inc. (AE)                          26,500             458
OraSure Technologies, Inc. (AE)                        74,200             817
Orthofix International NV (AE)                         10,300             388

 28  Special Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Panacos Pharmaceuticals, Inc. (AE)                     48,800             385
Parexel International Corp. (AE)(N)                    26,800             586
Pediatrix Medical Group, Inc. (AE)                     25,400           1,957
Pharmaceutical Product Development, Inc. (AE)          12,000             690
Pharmacopeia Drug Discovery, Inc. (AE)                 46,950             176
Phase Forward, Inc. (AE)                               71,700             783
PolyMedica Corp. (N)                                   39,025           1,288
PRA International (AE)(N)                               2,300              61
Radiation Therapy Services, Inc. (AE)                  15,500             466
Res-Care, Inc. (AE)(N)                                 11,200             181
Resmed, Inc. (AE)(N)                                   57,254           2,183
Respironics, Inc. (AE)                                 79,430           2,849
SFBC International, Inc. (AE)                          25,683           1,095
Sierra Health Services, Inc. (AE)                       7,000             525
SonoSite, Inc. (AE)(N)                                 26,400             776
Stericycle, Inc. (AE)                                  69,900           4,023
Steris Corp.                                           12,700             290
Sunrise Senior Living, Inc. (AE)(N)                    11,600             375
Sybron Dental Specialties, Inc. (AE)                   31,766           1,363
Symbion, Inc. (AE)(N)                                   1,200              27
Symmetry Medical, Inc. (AE)                            59,073           1,308
Syneron Medical, Ltd. (AE)(N)                          39,500           1,420
Techne Corp. (AE)                                      17,900             971
Theravance, Inc. (AE)                                  47,900           1,038
Thoratec Corp. (AE)                                    42,000             831
United Surgical Partners International, Inc.
   (AE)                                                48,541           1,740
United Therapeutics Corp. (AE)(N)                       9,810             725
Varian Medical Systems, Inc. (AE)                      41,356           1,884
VCA Antech, Inc. (AE)                                  74,300           1,917
Ventana Medical Systems, Inc. (AE)(N)                   5,130             197
ViaCell, Inc. (AE)(N)                                   5,000              25
Viasys Healthcare, Inc. (AE)                           19,700             471
ViroPharma, Inc. (AE)                                  23,300             446
Watson Pharmaceuticals, Inc. (AE)                      59,800           2,067
                                                                 ------------
                                                                      118,252
                                                                 ------------

Integrated Oils - 0.1%
Giant Industries, Inc. (AE)                             8,400             480
                                                                 ------------

Materials and Processing - 6.7%
Agrium, Inc.                                           62,700           1,330
Airgas, Inc.                                           44,494           1,258
Albany International Corp. Class A                     10,500             406
AM Castle & Co. (AE)                                   79,600           1,586
Apogee Enterprises, Inc.                                7,900             129
Aptargroup, Inc.                                       15,400             788
Ashland, Inc.                                           8,200             439
Ball Corp.                                             32,500           1,280
Bluegreen Corp. (AE)                                    7,600             115
Builders FirstSource, Inc. (AE)(N)                     29,100             569
Building Materials Holding Corp. (N)                   13,200           1,122

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Calgon Carbon Corp. (N)                                14,420              79
Cambrex Corp.                                          36,800             702
Cameco Corp. (AE)                                      12,106             579
Celanese Corp. (N)                                     55,700             983
CF Industries Holdings, Inc. (N)                       16,600             229
Chaparral Steel Co. (AE)(N)                            18,070             451
Chemtura Corp.                                         73,700             789
Chicago Bridge & Iron Co. NV                           23,560             525
Comfort Systems USA, Inc. (AE)(N)                      25,610             218
Commercial Metals Co.                                  44,900           1,427
Constar International, Inc. (AE)(N)                    48,500              97
Crown Holdings, Inc. (AE)                              95,300           1,546
Cytec Industries, Inc.                                 60,400           2,495
Eagle Materials, Inc. (N)                               6,600             703
ElkCorp                                                27,351             865
EMCOR Group, Inc. (AE)                                 27,000           1,647
Energizer Holdings, Inc. (AE)                          21,130           1,067
Engelhard Corp.                                        55,400           1,507
Exide Technologies (AE)(N)                             67,400             286
Florida Rock Industries, Inc.                           4,900             279
FMC Corp. (AE)                                         13,000             708
Gold Kist, Inc. (AE)(N)                                22,700             390
Granite Construction, Inc.                             10,000             341
Harsco Corp.                                           25,800           1,658
HB Fuller Co.                                           5,900             177
Hercules, Inc. (AE)                                   130,600           1,455
Insituform Technologies, Inc. Class A (AE)(N)          38,700             695
Jacuzzi Brands, Inc. (AE)(N)                          100,800             744
Lafarge North America, Inc.                            49,400           2,989
Lennox International, Inc.                             10,600             296
Louisiana-Pacific Corp.                                16,450             410
Martin Marietta Materials, Inc.                        44,900           3,543
Mosaic Co. (The) (AE)(N)                               37,500             495
Mueller Industries, Inc.                               19,600             540
NewMarket Corp. (AE)(N)                                 4,500              84
Nova Chemicals Corp. (N)                               24,000             859
NS Group, Inc. (AE)                                    25,350             877
Octel Corp. (N)                                         4,500              67
Olympic Steel, Inc. (AE)(N)                            49,915             888
OM Group, Inc. (AE)                                    32,000             511
Oregon Steel Mills, Inc. (AE)                          53,538           1,359
Pactiv Corp. (AE)                                      45,200             890
PolyOne Corp. (AE)(N)                                  48,100             278
Precision Castparts Corp.                              18,200             862
Quanex Corp. (N)                                       48,050           2,783
Quanta Services, Inc. (AE)(N)                         181,200           2,082
Regeneron Pharmaceuticals, Inc. (AE)                   20,200             253
Reliance Steel & Aluminum Co. (N)                      17,700           1,009

                                                         Special Growth Fund  29

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Schnitzer Steel Industries, Inc. Class A (N)           38,500           1,228
Silgan Holdings, Inc.                                  18,900             608
Steel Dynamics, Inc. (N)                               26,400             818
Stillwater Mining Co. (AE)(N)                          11,100             112
Terra Industries, Inc. (AE)(N)                        101,450             620
Texas Industries, Inc.                                 17,850             885
Trammell Crow Co. (AE)                                  8,400             215
UAP Holding Corp.                                      39,400             753
Unifi, Inc. (AE)                                       44,500             130
Universal Forest Products, Inc. (N)                     2,900             160
URS Corp. (AE)                                         22,114             894
USEC, Inc. (N)                                         73,620             736
USG Corp. (AE)(N)                                       8,990             531
Vertex Pharmaceuticals, Inc. (AE)(N)                   54,800           1,247
Washington Group International, Inc. (AE)              19,818             985
Wheeling-Pittsburgh Corp. (AE)(N)                      13,600             175
                                                                 ------------
                                                                       62,836
                                                                 ------------

Miscellaneous - 1.2%
Brunswick Corp.                                        32,000           1,220
Hillenbrand Industries, Inc.                           16,000             737
Johnson Controls, Inc.                                 16,500           1,123
McDermott International, Inc. (AE)                     31,477           1,144
SPX Corp.                                              12,900             555
Teleflex, Inc.                                         19,100           1,264
Trinity Industries, Inc. (N)                           51,600           1,963
Walter Industries, Inc.                                28,887           1,319
Wesco Financial Corp.                                   4,203           1,458
                                                                 ------------
                                                                       10,783
                                                                 ------------

Other Energy - 8.4%
Alliance Resource Partners, LP                         14,600             617
Alpha Natural Resources, Inc. (AE)                     27,300             648
Arch Coal, Inc.                                        19,857           1,530
Atlas Pipeline Partners, LP (N)                        18,500             869
Atwood Oceanics, Inc. (AE)                              6,378             449
Berry Petroleum Co. Class A (N)                         1,800             108
Cabot Oil & Gas Corp.                                  17,900             820
Cal Dive International, Inc. (AE)(N)                   50,500           3,108
Callon Petroleum Co. (AE)                              35,400             648
Consol Energy, Inc.                                    20,700           1,261
Cooper Cameron Corp. (AE)                              18,700           1,379
Core Laboratories NV (AE)                              43,530           1,402
Dawson Geophysical Co. (AE)(N)                         35,311             954
Denbury Resources, Inc. (AE)                           70,000           3,054
Diamond Offshore Drilling, Inc.                        20,076           1,134
Dril-Quip, Inc. (AE)(N)                                 4,700             192
Dynegy, Inc. Class A (AE)                              91,600             407
Enbridge Energy Partners, LP (N)                       22,000           1,111
ENSCO International, Inc.                              36,200           1,650
Foundation Coal Holdings, Inc.                         23,700             889
Frontier Oil Corp.                                     41,900           1,545

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Global Industries, Ltd. (AE)                           25,500             324
Grant Prideco, Inc. (AE)                               95,993           3,733
Helmerich & Payne, Inc.                                33,400           1,850
Holly Corp.                                            17,300             996
Hornbeck Offshore Services, Inc. (AE)(N)               11,200             361
Houston Exploration Co. (AE)                           31,400           1,619
Input/Output, Inc. (AE)(N)                             59,800             459
Lufkin Industries, Inc. (N)                               100               5
Nabors Industries, Ltd. (AE)                           12,743             875
National-Oilwell Varco, Inc. (AE)                      49,663           3,102
NRG Energy, Inc. (AE)                                  35,970           1,547
Ormat Technologies, Inc. (N)                           15,200             310
Patterson-UTI Energy, Inc.                             46,300           1,580
Pogo Producing Co.                                     16,400             828
Precision Drilling Corp. (AE)                          27,889           1,283
Pride International, Inc. (AE)                         55,400           1,555
Quicksilver Resources, Inc. (AE)(N)                    32,800           1,270
Range Resources Corp.                                  76,268           2,722
Smith International, Inc.                              34,000           1,102
Swift Energy Co. (AE)                                  42,100           1,838
Talisman Energy, Inc.                                  28,655           1,269
TEPPCO Partners, LP (N)                                31,000           1,212
Tesoro Corp.                                           19,300           1,180
Tetra Technologies, Inc. (AE)                          37,438           1,047
Todco Class A                                         208,779           9,343
Unit Corp. (AE)                                        59,532           3,119
Universal Compression Holdings, Inc. (AE)              48,730           1,737
Valero, LP                                             16,300             953
Veritas DGC, Inc. (AE)(N)                              41,847           1,348
Vintage Petroleum, Inc.                                54,516           2,829
W-H Energy Services, Inc. (AE)                         38,800           1,176
Whiting Petroleum Corp. (AE)(N)                        21,700             880
XTO Energy, Inc.                                       43,409           1,887
                                                                 ------------
                                                                       79,114
                                                                 ------------

Producer Durables - 6.3%
American Tower Corp. Class A (AE)                     183,230           4,370
Ametek, Inc.                                           29,500           1,202
AO Smith Corp. (N)                                      4,550             147
Applied Industrial Technologies, Inc.                   2,650              87
Arris Group, Inc. (AE)                                171,500           1,418
Asyst Technologies, Inc. (AE)                          38,400             166
ATMI, Inc. (AE)(N)                                     39,900           1,090
Audiovox Corp. Class A (AE)(N)                          8,300             118
Axcelis Technologies, Inc. (AE)                       215,000             935
BE Aerospace, Inc. (AE)                                26,600             482
Briggs & Stratton Corp.                                26,000             832

 30  Special Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bucyrus International, Inc. Class A                    24,514           1,019
C&D Technologies, Inc.                                  2,200              20
Cascade Corp. (N)                                      33,600           1,636
CNH Global NV                                          35,900             670
Cognex Corp.                                           41,300           1,180
Columbus McKinnon Corp. (AE)                           18,700             427
Credence Systems Corp. (AE)                            89,008             685
Crown Castle International Corp. (AE)                  68,500           1,680
Cymer, Inc. (AE)                                       47,100           1,641
Dionex Corp. (AE)(N)                                   18,000             872
Dominion Homes, Inc. (AE)(N)                            3,700              45
DR Horton, Inc.                                        31,366             963
Ducommun, Inc. (AE)(N)                                 56,900           1,135
Encore Wire Corp. (AE)                                  5,100             110
Entegris, Inc. (AE)                                   148,127           1,446
ESCO Technologies, Inc. (AE)                            5,000             216
Esterline Technologies Corp. (AE)                       2,650             100
Flowserve Corp. (AE)                                   15,800             553
Gehl Co. (AE)(N)                                       10,900             250
Genlyte Group, Inc. (AE)                               19,400             989
Graco, Inc.                                            27,500             942
HNI Corp.                                               4,600             225
IDEX Corp.                                             15,694             628
Itron, Inc. (AE)                                       21,000             913
JLG Industries, Inc. (N)                               44,650           1,713
Joy Global, Inc.                                       38,948           1,787
KB Home                                                11,000             719
Kennametal, Inc.                                       22,603           1,155
Kimball International, Inc. Class B (N)                 6,380              70
Lennar Corp. Class A                                   19,350           1,076
Levitt Corp. Class A (N)                               15,200             299
LTX Corp. (AE)(N)                                      19,000              65
Manitowoc Co.                                          11,400             607
MDC Holdings, Inc.                                     18,355           1,259
Meritage Homes Corp. (AE)                              29,315           1,825
Middleby Corp. (AE)(N)                                 17,900           1,298
Milacron, Inc. (AE)(N)                                127,629             163
Orbital Sciences Corp. (AE)(N)                         39,700             462
Orleans Homebuilders, Inc. (N)                          5,700             114
Pall Corp.                                             66,600           1,742
Roper Industries, Inc.                                 57,958           2,185
Standard-Pacific Corp.                                 35,800           1,381
Steelcase, Inc. Class A (N)                            21,700             311
Technical Olympic USA, Inc. (AE)(N)                    47,750           1,009
Tecumseh Products Co. Class A (N)                      35,100             707
Teledyne Technologies, Inc. (AE)                       29,700           1,047
Tennant Co.                                             5,610             244
Teradyne, Inc. (AE)                                    83,300           1,128
Thermo Electron Corp. (AE)                             69,700           2,104
Thomas & Betts Corp. (AE)                              13,700             533
Toll Brothers, Inc. (AE)                               22,700             838
Ultratech, Inc. (AE)(N)                                 9,400             130
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                56,100           2,122

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WCI Communities, Inc. (AE)(N)                          46,700           1,168
William Lyon Homes, Inc. (AE)(N)                        4,900             582
                                                                 ------------
                                                                       59,035
                                                                 ------------

Technology - 14.5%
ADTRAN, Inc.                                           26,642             806
Agile Software Corp. (AE)(N)                          268,100           1,904
Akamai Technologies, Inc. (AE)                        108,200           1,876
Alliance Semiconductor Corp. (AE)(N)                   61,300             161
American Reprographics Co. (AE)(N)                     45,700             770
Amkor Technology, Inc. (AE)                            41,100             217
Amphenol Corp. Class A                                 34,595           1,383
Anixter International, Inc.                            10,410             386
Ansoft Corp. (AE)                                       7,500             240
Ansys, Inc. (AE)                                        2,800             104
Anteon International Corp. (AE)                        26,200           1,184
Applera Corp. - Applied Biosystems Group               45,800           1,112
ASE Test, Ltd. (AE)                                    67,800             374
AsiaInfo Holdings, Inc. (AE)(N)                        22,800              88
Atmel Corp. (AE)                                       83,500             205
Autodesk, Inc.                                         28,400           1,282
Avid Technology, Inc. (AE)                             37,100           1,826
Avnet, Inc. (AE)                                       72,300           1,667
AVX Corp. (N)                                          76,000             941
BearingPoint, Inc. (AE)(N)                            152,800           1,073
Bottomline Technologies, Inc. (AE)                     44,200             559
Cadence Design Systems, Inc. (AE)                     149,300           2,386
Carrier Access Corp. (AE)                              15,500              67
Ciena Corp. (AE)                                      579,308           1,373
Cirrus Logic, Inc. (AE)(N)                             28,100             184
Coherent, Inc. (AE)                                    14,320             424
Compuware Corp. (AE)                                  111,800             904
Comtech Telecommunications Corp. (AE)(N)                9,600             368
Comverse Technology, Inc. (AE)                         53,800           1,350
Conexant Systems, Inc. (AE)                            43,800              85
Digitas, Inc. (AE)                                     84,000             907
Electronics for Imaging, Inc. (AE)                    152,726           3,835
EMS Technologies, Inc. (AE)                               800              13
Emulex Corp. (AE)                                      77,300           1,431
Equinix, Inc. (AE)(N)                                  28,400           1,048
ESS Technology, Inc. (AE)(N)                           15,200              44
F5 Networks, Inc. (AE)                                 22,211           1,156
Fairchild Semiconductor International, Inc. (AE)      128,200           1,974
Filenet Corp. (AE)(N)                                  18,400             518
Flir Systems, Inc. (AE)                                23,712             497
Formfactor, Inc. (AE)                                  18,335             451

                                                         Special Growth Fund  31

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Foundry Networks, Inc. (AE)(N)                         45,800             546
Genesis Microchip, Inc. (AE)(N)                        42,600             820
GTSI Corp. (AE)(N)                                     70,000             570
Harris Corp.                                           57,100           2,347
Ikanos Communications, Inc. (AE)                       30,100             474
InFocus Corp. (AE)(N)                                  72,300             231
Informatica Corp. (AE)                                272,100           3,238
Ingram Micro, Inc. Class A (AE)                       102,850           1,862
Integrated Device Technology, Inc. (AE)                60,700             600
Integrated Silicon Solutions, Inc. (AE)(N)            168,800           1,303
Intergraph Corp. (AE)(N)                               14,680             710
Intermagnetics General Corp. (AE)                      44,332           1,270
Intersil Corp. Class A                                114,333           2,602
Interwoven, Inc. (AE)                                  19,400             182
j2 Global Communications, Inc. (AE)(N)                103,550           4,578
JDA Software Group, Inc. (AE)                          21,500             348
Keane, Inc. (AE)(N)                                    29,700             336
Kemet Corp. (AE)(N)                                    26,400             183
Keynote Systems, Inc. (AE)                             51,700             674
Komag, Inc. (AE)(N)                                     5,200             139
Kopin Corp. (AE)                                       52,249             295
Lattice Semiconductor Corp. (AE)                        7,300              32
Lawson Software, Inc. (AE)(N)                         200,800           1,538
Leadis Technology, Inc. (AE)(N)                         2,900              15
LSI Logic Corp. (AE)                                  410,900           3,332
M-Systems Flash Disk Pioneers Ltd. (AE)(N)             92,800           2,941
Macromedia, Inc. (AE)                                  11,700             514
Matrixone, Inc. (AE)                                  264,400           1,333
Maxtor Corp. (AE)(N)                                  651,500           2,280
McAfee, Inc. (AE)                                      28,500             856
MEMC Electronic Materials, Inc. (AE)                   74,500           1,337
Merix Corp. (AE)(N)                                     8,000              43
Methode Electronics, Inc.                               6,090              62
Microchip Technology, Inc.                             18,800             567
Micros Systems, Inc. (AE)                              26,200           1,203
Microsemi Corp. (AE)                                  119,600           2,771
Nam Tai Electronics, Inc.                              19,300             437
NAVTEQ Corp. (AE)                                      18,100             708
Ness Technologies, Inc. (AE)(N)                        15,700             143
NETGEAR, Inc. (AE)(N)                                  14,400             282
Netlogic Microsystems, Inc. (AE)(N)                   105,100           2,056
Network Engines, Inc. (AE)                             33,835              44
Novell, Inc. (AE)(N)                                   58,800             448
Nuance Communications, Inc. (AE)(N)                   138,100             710
Nvidia Corp. (AE)                                      53,300           1,788
O2Micro International, Ltd. (AE)                       57,676             756
Openwave Systems, Inc. (AE)(N)                         94,500           1,689
Parametric Technology Corp. (AE)                      168,105           1,094
PerkinElmer, Inc.                                      53,500           1,181
Perot Systems Corp. Class A (AE)                        5,600              78
PMC - Sierra, Inc. (AE)                               181,300           1,287

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Quantum Corp. (AE)(N)                                 305,300             922
Quest Software, Inc. (AE)                              65,500             911
Rackable Systems, Inc. (AE)                           105,000           1,460
RADWARE, Ltd. (AE)                                     16,500             304
Redback Networks, Inc. (AE)(N)                        183,140           1,925
Reynolds & Reynolds Co. (The) Class A                  24,900             661
RF Micro Devices, Inc. (AE)(N)                        103,700             543
Rockwell Automation, Inc.                              15,896             845
RSA Security, Inc. (AE)                                68,400             780
Safeguard Scientifics, Inc. (AE)(N)                    39,900              60
SafeNet, Inc. (AE)(N)                                  17,100             567
Salesforce.com, Inc. (AE)                              15,300             382
Sapient Corp. (AE)(N)                                  52,300             271
Satyam Computer Services, Ltd. - ADR                   40,100           1,371
Seachange International, Inc. (AE)(N)                  42,800             268
Semtech Corp. (AE)                                     56,800             857
Serena Software, Inc. (AE)(N)                          40,300             882
Silicon Storage Technology, Inc. (AE)                  52,500             265
SiRF Technology Holdings, Inc. (AE)                    15,100             389
Solectron Corp. (AE)                                  329,100           1,162
SonicWALL, Inc. (AE)(N)                                61,700             429
SPSS, Inc. (AE)                                         5,900             135
Standard Microsystems Corp. (AE)                        1,942              55
SYKES Enterprises, Inc. (AE)(N)                        58,500             845
Symbol Technologies, Inc.                                  99               1
Tekelec (AE)(N)                                        48,100             660
Tellabs, Inc. (AE)                                    155,730           1,489
Tessera Technologies, Inc. (AE)                        44,964           1,254
TIBCO Software, Inc. (AE)                             233,400           1,772
Transaction Systems Architects, Inc. Class A
   (AE)                                                49,775           1,344
Trident Microsystems, Inc. (AE)(N)                     68,700           2,079
Triquint Semiconductor, Inc. (AE)                      92,700             389
Trizetto Group, Inc. (The) (AE)                        45,500             645
TTM Technologies, Inc. (AE)                             1,000               8
Ulticom, Inc. (AE)(N)                                   2,800              29
Ultimate Software Group, Inc. (AE)(N)                  74,700           1,269
Unisys Corp. (AE)                                     156,400             799
UNOVA, Inc. (AE)                                       48,325           1,498
Utstarcom, Inc. (AE)(N)                                36,800             203
Vasco Data Security International (AE)(N)              22,500             240
VeriFone Holdings, Inc. (AE)                           85,000           1,972
Verint Systems, Inc. (AE)(N)                           23,000             881
Verity, Inc. (AE)                                      67,600             673
Viasat, Inc. (AE)                                      53,200           1,319
WatchGuard Technologies, Inc. (AE)                     40,000             139

 32  Special Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wavecom SA - ADR (AE)                                  27,000             384
Websense, Inc. (AE)(N)                                 23,010           1,359
Western Digital Corp. (AE)(N)                         239,400           2,897
Wind River Systems, Inc. (AE)(N)                      153,469           2,010
Witness Systems, Inc. (AE)                             60,900           1,194
Zoran Corp. (AE)(N)                                   104,900           1,540
                                                                 ------------
                                                                      136,342
                                                                 ------------

Utilities - 3.5%
AGL Resources, Inc.                                     6,400             225
Alamosa Holdings, Inc. (AE)(N)                        150,000           2,220
Allete, Inc.                                           32,200           1,417
Alliant Energy Corp.                                   51,800           1,370
Avista Corp.                                           34,090             597
Cablevision Systems Corp. Class A (AE)                 46,600           1,156
Cascade Natural Gas Corp.                              25,900             534
Centerpoint Energy, Inc. (N)                           48,800             646
CenturyTel, Inc.                                       20,650             676
CMS Energy Corp. (AE)                                  67,700           1,009
Commonwealth Telephone Enterprises, Inc.               33,030           1,185
Energen Corp.                                          38,400           1,444
IDACORP., Inc.                                         20,000             577
IDT Corp. Class B (AE)(N)                               1,000              12
Laclede Group, Inc. (The) (N)                           4,400             132
Leap Wireless International, Inc. (AE)                 26,543             876
MDU Resources Group, Inc.                              42,200           1,391
National Fuel Gas Co.                                  28,500             859
NeuStar, Inc. Class A (AE)                             19,200             588
NII Holdings, Inc. (AE)                                 8,505             705
Northeast Utilities                                   129,610           2,358
Northwest Natural Gas Co. (N)                           4,500             156
NorthWestern Corp. (N)                                  7,350             219
NSTAR                                                  43,700           1,189
OGE Energy Corp.                                       35,500             914
Oneok, Inc.                                            15,200             437
Pepco Holdings, Inc.                                   66,500           1,429
Pinnacle West Capital Corp.                            37,200           1,553
PNM Resources, Inc.                                    24,100             611
RCN Corp. (AE)(N)                                      15,000             305
Sierra Pacific Resources (AE)(N)                       79,120           1,025
South Jersey Industries, Inc.                           7,600             212
Talk America Holdings, Inc. (AE)(N)                    27,200             262
UbiquiTel, Inc. (AE)                                  172,300           1,489
UGI Corp.                                              55,550           1,311
US Cellular Corp. (AE)                                 13,570             692

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Westar Energy, Inc.                                    34,400             760
WPS Resources Corp.                                     8,500             464
                                                                 ------------
                                                                       33,005
                                                                 ------------

TOTAL COMMON STOCKS
(cost $759,849)                                                       891,987
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Washington Mutual, Inc. (AE)
   2050 Warrants                                          211              27
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $45)                                                                 27
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.6%
Frank Russell Investment Company Money Market
   Fund                                            39,871,445          39,871
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  3,500           3,488
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $43,359)                                                         43,359
                                                                 ------------

OTHER SECURITIES - 19.3%
Frank Russell Investment Company Money Market
   Fund (X)                                        59,426,864          59,427
State Street Securities Lending Quality Trust
   (X)                                            121,760,030         121,760
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $181,187)                                                       181,187
                                                                 ------------

TOTAL INVESTMENTS - 119.0%
(identified cost $984,440)                                          1,116,560

OTHER ASSETS AND LIABILITIES, NET - (19.0%)                          (178,560)
                                                                 ------------

NET ASSETS - 100.0%                                                   938,000
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                         Special Growth Fund  33

FRANK RUSSELL INVESTMENT COMPANY
SPECIAL GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 2000 Index (CME)
   expiration date 12/05 (78)                              25,319             (1,192)

Russell 2000 Mini Index (CME)
   expiration date 12/05 (240)                             15,581               (316)

S&P 500 E-Mini Index (CME)
   expiration date 12/05 (15)                                 907                  8

S&P 500 Index (CME)
   expiration date 12/05 (2)                                  605                 14
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (1,486)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.6
Consumer Discretionary                                       19.0
Consumer Staples                                              1.1
Financial Services                                           18.1
Health Care                                                  12.6
Integrated Oils                                               0.1
Materials and Processing                                      6.7
Miscellaneous                                                 1.2
Other Energy                                                  8.4
Producer Durables                                             6.3
Technology                                                   14.5
Utilities                                                     3.5
Warrants & Rights                                              --*
Short-Term Investments                                        4.6
Other Securities                                             19.3
                                                  ---------------
Total Investments                                           119.0
Other Assets and Liabilities, Net                           (19.0)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.2)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 34  Special Growth Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                               QUANTITATIVE EQUITY - CLASS S            RUSSELL 1000(R) **
                                                               -----------------------------            ------------------
*                                                                         10000.00                           10000.00
1996                                                                      12275.00                           12292.00
1997                                                                      16275.00                           16206.00
1998                                                                      19047.00                           19401.00
1999                                                                      24077.00                           24364.00
2000                                                                      26260.00                           26571.00
2001                                                                      19929.00                           19652.00
2002                                                                      16752.00                           16783.00
2003                                                                      20367.00                           20528.00
2004                                                                      22062.00                           22443.00
2005                                                                      24266.00                           24793.00

Quantitative Equity Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  9.99%
5 Years                                (1.57)%S
10 Years                                9.27%S

Quantitative Equity Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  9.72%
5 Years                                (1.81)%S
10 Years                                8.93%S

Quantitative Equity Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.92%
5 Years                                (2.55)%S
10 Years                                8.43%S

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%S
10 Years                                9.50%S

 36  Quantitative Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Quantitative Equity Fund Class S, Class E and Class C Shares gained 9.99%, 9.72% and 8.92%, respectively. This compared to the Russell 1000(R) Index, which gained 10.47% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Core Funds Average returned 8.33%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The primary performance drivers were the Fund's fully invested position and exposure to companies with factor exposures, or characteristics, that the Fund's money managers believed to be predictive of positive long-term excess returns. The key factors that were positively rewarded by the market were positive price momentum and positive earnings surprises and revisions. These are two of the primary long term factors on which the Fund's money managers selected stocks. The third primary stock selection factor is lower valuation, which was rewarded to a lesser extent during the twelve months.

Energy stocks significantly outperformed during the fiscal year. The Fund had a greater-than-benchmark weight in the integrated oil sector but was slightly underweight in the extremely strong other energy sector, particularly the oil well equipment and service sub-sector. Although the Fund did well in most sectors, an underweight in consumer staples and overweight in technology detracted from performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

A key detractor to performance was an underweight in consumer staples and weak stock selection within that sector, particularly in tobacco stocks. An underweight in Altria was one of the key detractors from performance. In addition, a modest overweight in technology also offset some of the Fund's money managers' positive achievements in the fiscal year.

Exposure to stocks with positive price momentum and positive earnings surprise and revisions were significant positive contributors to the Fund's performance. The Fund also was characterized by a lower dividend yield stance, another positive contributor. Dividend yield was not rewarded during the period due to steadily rising interest rates. The Fund was also rewarded for its modest value bias.

Security selection was the primary positive contributor to the Fund's performance, with selection positive in eight out of 11 economic sectors. The largest positive contributors to performance came from overweighting the integrated oil sector coupled with strong stock selection in that sector and underweighting the weak materials and processing sector together with strong stock selection within that sector.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's money managers emphasized those factors they believed would be rewarded with long-term positive excess returns. These included positive price momentum and positive earnings surprises and revisions. A slightly lower valuation stance than the benchmark as well as a lower dividend yield were modest positive contributors to the Fund's performance. The broadly diversified nature of the Fund and money manager assignments resulted in a slightly greater than benchmark exposure to energy stocks, though the stronger other energy sector was underweight.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Barclays Global Investors was terminated in December 2004 and replaced with Goldman Sachs Asset Management, L.P. In August 2005, a "select holdings" strategy was implemented. Pursuant to this strategy, FRIMCo analyzes the stocks purchased for the Fund by each of the Fund's money managers to identify particular stocks that are concurrently overweighted by the money managers. Based on rankings from a proprietary model, FRIMCo purchases additional shares of certain stocks for the Fund. The Fund continues to pursue a strategy of increasing stock specific risk and these changes were consistent with this strategy. All other managers were equally weighted in the Fund.

                                                    Quantitative Equity Fund  37

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Aronson + Johnson + Ortiz, L.P.             Market-Oriented
Franklin Portfolio Associates, LLC          Market-Oriented
Goldman Sachs Asset Management, L.P.        Market-Oriented
Jacobs Levy Equity Management, Inc.         Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Quantitative Equity Fund Class S assumes initial investment on November 1,
      1995.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Quantitative Equity Fund Class S performance has been linked with Class E to provide historical perspective. For the period, November 4, 1996 (commencement of sale) through May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Quantitative Equity Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

SEC.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 38  Quantitative Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,060.40      $     1,015.17
Expenses Paid During
Period*                       $        10.33      $        10.11

* Expenses are equal to the Fund's annualized expense ratio of 1.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,064.50      $     1,018.95
Expenses Paid During
Period*                       $         6.45      $         6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,065.60      $     1,020.21
Expenses Paid During
Period*                       $         5.15      $         5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                    Quantitative Equity Fund  39

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.8%
Auto and Transportation - 2.9%
Burlington Northern Santa Fe Corp.                    177,400          11,009
CNF, Inc.                                              41,100           2,313
Continental Airlines, Inc. Class B (AE)(N)             32,000             414
CSX Corp.                                             443,400          20,312
FedEx Corp.                                            96,800           8,899
Ford Motor Co. (N)                                    988,300           8,223
Goodyear Tire & Rubber Co. (The) (AE)(N)              196,100           3,067
Harley-Davidson, Inc.                                  33,800           1,674
JB Hunt Transport Services, Inc. (N)                  162,400           3,152
Landstar System, Inc. (N)                              33,900           1,306
Navistar International Corp. (AE)(N)                   37,400           1,029
Norfolk Southern Corp.                                136,100           5,471
Oshkosh Truck Corp.                                    20,100             876
Paccar, Inc.                                          114,114           7,990
Polaris Industries, Inc.                               15,100             681
Southwest Airlines Co.                                240,200           3,846
Swift Transportation Co., Inc. (AE)                    32,900             600
United Parcel Service, Inc. Class B                     9,800             715
US Airways Group, Inc. (AE)                            10,500             259
                                                                 ------------
                                                                       81,836
                                                                 ------------

Consumer Discretionary - 11.9%
Abercrombie & Fitch Co. Class A                        20,400           1,061
Activision, Inc. (AE)                                  74,666           1,178
American Eagle Outfitters, Inc.                       182,100           4,288
American Greetings Corp. Class A                       93,900           2,371
Arbitron, Inc. (N)                                     13,600             509
Autonation, Inc. (AE)                                 123,400           2,453
Autozone, Inc. (AE)                                     8,000             647
Black & Decker Corp.                                   71,600           5,881
Bright Horizons Family Solutions, Inc. (AE)(N)         10,500             420
Brinker International, Inc.                            49,900           1,902
Career Education Corp. (AE)(N)                         59,900           2,132
Cendant Corp.                                         965,900          16,826
Circuit City Stores, Inc.                             359,440           6,394
Coach, Inc. (AE)                                      747,000          24,038
Convergys Corp. (AE)                                   42,100             684
Costco Wholesale Corp.                                 74,200           3,588
Darden Restaurants, Inc.                              120,400           3,903
Dillard's, Inc. Class A                               252,300           5,225
EarthLink, Inc. (AE)(N)                                11,800             130
EchoStar Communications Corp. (N)                      83,300           2,238
Emdeon Corp. (AE)                                     183,000           1,684
Federated Department Stores, Inc.                       5,000             307
Gannett Co., Inc.                                      29,600           1,855
Gemstar-TV Guide International, Inc. (AE)              84,700             220
Google, Inc. Class A (AE)                              27,100          10,085

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Harman International Industries, Inc.                  14,300           1,428
Hilton Hotels Corp.                                     4,900              95
Home Depot, Inc.                                      645,871          26,507
InterActiveCorp (AE)                                   48,100           1,231
JC Penney Co., Inc.                                    37,300           1,910
Kimberly-Clark Corp. (N)                              198,200          11,266
Liberty Media Corp. Class A (AE)                    1,744,500          13,904
Marriott International, Inc. Class A                  244,700          14,589
McGraw-Hill Cos., Inc. (The)                          271,300          13,277
Men's Wearhouse, Inc. (The) (AE)                       32,300             798
MGM Mirage (AE)                                        45,200           1,689
News Corp. Class A                                    865,400          12,332
Nike, Inc. Class B                                    122,700          10,313
Nordstrom, Inc.                                       463,600          16,064
O'Reilly Automotive, Inc. (AE)(N)                      29,500             832
Office Depot, Inc. (AE)                                58,500           1,611
Omnicom Group                                          30,200           2,505
PHH Corp. (AE)(N)                                       3,400              96
Phillips-Van Heusen Corp. (N)                           9,500             270
Quiksilver, Inc. (AE)(N)                               73,400             846
Republic Services, Inc.                                33,900           1,198
Robert Half International, Inc.                        31,800           1,173
RR Donnelley & Sons Co.                                84,100           2,945
SCP Pool Corp. (N)                                     14,600             525
ServiceMaster Co. (The) (N)                            25,000             315
Staples, Inc.                                         515,500          11,717
Starbucks Corp. (AE)                                  104,000           2,941
Target Corp.                                          281,200          15,660
Time Warner, Inc.                                   1,110,600          19,802
Toro Co. (N)                                           26,300             960
Viacom, Inc. Class B                                  462,722          14,331
Wal-Mart Stores, Inc.                                  55,616           2,631
Walt Disney Co.                                       662,500          16,145
Yahoo!, Inc. (AE)                                     111,300           4,115
Yum! Brands, Inc.                                     206,800          10,520
                                                                 ------------
                                                                      336,560
                                                                 ------------

Consumer Staples - 5.7%
Altria Group, Inc.                                    357,391          26,822
Clorox Co.                                             63,100           3,415
Coca-Cola Co. (The)                                   375,600          16,068
Coca-Cola Enterprises, Inc.                            82,800           1,565
Colgate-Palmolive Co.                                 151,900           8,045
CVS Corp.                                             156,200           3,813
General Mills, Inc. (N)                               172,500           8,325
Hershey Foods Corp.                                    23,100           1,313
Kellogg Co.                                            16,600             733
Kraft Foods, Inc. Class A                              45,200           1,279

 40  Quantitative Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Kroger Co. (The) (AE)                                 479,349           9,539
Pepsi Bottling Group, Inc.                            117,400           3,338
PepsiCo, Inc.                                         622,100          36,754
Pilgrim's Pride Corp.                                 111,400           3,507
Procter & Gamble Co.                                  224,303          12,559
Reynolds American, Inc.                                79,900           6,791
Safeway, Inc.                                          88,100           2,049
Supervalu, Inc.                                        58,800           1,848
Tyson Foods, Inc. Class A                             331,300           5,897
UST, Inc.                                              26,800           1,109
Walgreen Co.                                          166,000           7,541
                                                                 ------------
                                                                      162,310
                                                                 ------------

Financial Services - 21.7%
Allmerica Financial Corp. (N)                          18,600             709
Allstate Corp. (The)                                  103,400           5,458
American Express Co.                                  469,400          23,362
American Financial Group, Inc.                         67,000           2,290
American International Group, Inc.                    138,830           8,996
AmeriCredit Corp. (AE)                                 99,300           2,219
Ameriprise Financial, Inc.                             65,220           2,427
Ameritrade Holding Corp. (AE)(N)                      114,100           2,400
AmerUs Group Co.                                       37,200           2,199
Annaly Mortgage Management, Inc. (o)                   86,400             992
AON Corp.                                              52,000           1,760
Automatic Data Processing, Inc.                       129,600           6,047
Bank of America Corp.                               1,371,845          60,004
Bank of Hawaii Corp.                                   67,300           3,458
BB&T Corp.                                            202,900           8,591
Bear Stearns Cos., Inc. (The)                          57,400           6,073
CB Richard Ellis Group, Inc. Class A (AE)              13,600             664
CBL & Associates Properties, Inc. (o)                  36,300           1,356
Charles Schwab Corp. (The)                            327,500           4,978
Checkfree Corp. (AE)                                   64,000           2,720
Chubb Corp.                                            56,200           5,225
Cigna Corp.                                           131,400          15,225
Cincinnati Financial Corp.                             67,387           2,867
CIT Group, Inc.                                        92,100           4,212
Citigroup, Inc.                                       618,500          28,315
CNA Financial Corp. (AE)(N)                            20,900             643
Comerica, Inc.                                         82,593           4,772
Countrywide Financial Corp.                           107,800           3,425
Developers Diversified Realty Corp. (o)                24,900           1,088
Dun & Bradstreet Corp. (AE)                            22,900           1,450
East-West Bancorp, Inc.                                 1,300              50
Eaton Vance Corp.                                      17,300             431
Equity Office Properties Trust (o)                    269,200           8,291
Equity Residential (o)                                 42,300           1,660
Fannie Mae                                             91,900           4,367
Fidelity National Financial, Inc.                      31,762           1,190

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fidelity National Title Group, Inc. Class A             5,558             121
First American Corp. (N)                              119,100           5,219
Fiserv, Inc. (AE)                                     289,500          12,645
Franklin Resources, Inc.                              110,200           9,738
Genworth Financial, Inc. Class A                      160,100           5,074
Golden West Financial Corp.                            42,800           2,514
Goldman Sachs Group, Inc.                              85,600          10,817
H&R Block, Inc.                                        85,700           2,130
Hartford Financial Services Group, Inc.                 8,500             678
Host Marriott Corp. (o)                                11,200             188
Hudson City Bancorp, Inc. (N)                         307,200           3,637
IndyMac Bancorp, Inc. (N)                              16,000             597
iStar Financial, Inc. (o)                              13,300             490
JPMorgan Chase & Co.                                  743,796          27,238
KeyCorp                                               156,400           5,042
Kimco Realty Corp. (o)                                 35,200           1,043
La Quinta Corp. (AE)(o)                                 2,700              23
Lehman Brothers Holdings, Inc.                        190,100          22,749
Lincoln National Corp.                                 79,300           4,013
Loews Corp.                                            77,500           7,206
Mack-Cali Realty Corp. (o)                             21,900             934
MBIA, Inc.                                            118,100           6,878
MBNA Corp.                                             96,362           2,464
Merrill Lynch & Co., Inc.                             493,600          31,956
Metlife, Inc.                                         511,300          25,263
Moody's Corp.                                         163,800           8,724
Morgan Stanley                                        224,100          12,193
National City Corp.                                   573,700          18,490
Nationwide Financial Services, Inc. Class A            12,100             489
New Century Financial Corp. (o)                        35,300           1,090
North Fork Bancorporation, Inc.                        63,300           1,604
Old Republic International Corp.                       80,700           2,091
Paychex, Inc.                                         170,800           6,620
People's Bank (N)                                       8,900             287
Plum Creek Timber Co., Inc. (o)                        15,800             615
Principal Financial Group, Inc.                       207,600          10,303
Progressive Corp. (The)                                57,200           6,624
ProLogis (o)                                           95,900           4,124
Protective Life Corp.                                  19,200             842
Prudential Financial, Inc.                             21,500           1,565
Radian Group, Inc.                                     26,700           1,391
Regions Financial Corp.                                28,313             922
Safeco Corp.                                           62,400           3,476
SLM Corp.                                              22,000           1,222
St. Paul Travelers Cos., Inc. (The)                   106,800           4,809
Stancorp Financial Group, Inc.                          9,500             875
SunTrust Banks, Inc.                                   99,312           7,198

                                                    Quantitative Equity Fund  41

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
UnionBanCal Corp.                                     146,900          10,060
United Rentals, Inc. (AE)                              38,300             750
US Bancorp                                            325,318           9,623
Vornado Realty Trust (o)                               20,600           1,669
Wachovia Corp.                                        461,100          23,295
Washington Mutual, Inc.                               839,400          33,240
Wells Fargo & Co.                                     338,000          20,348
WR Berkley Corp.                                       15,150             662
                                                                 ------------
                                                                      613,772
                                                                 ------------

Health Care - 13.7%
Abbott Laboratories                                   290,382          12,501
Abgenix, Inc. (AE)                                      5,500              57
Aetna, Inc.                                           246,334          21,815
Allergan, Inc.                                        139,200          12,431
American Medical Systems Holdings, Inc. (AE)           22,851             374
AmerisourceBergen Corp.                               166,600          12,707
Amgen, Inc. (AE)                                      570,700          43,236
Barr Pharmaceuticals, Inc. (AE)                        28,000           1,609
Baxter International, Inc.                             80,700           3,085
Becton Dickinson & Co.                                209,900          10,652
Bio-Rad Laboratories, Inc. Class A (AE)(N)              6,100             357
Bristol-Myers Squibb Co.                              285,600           6,046
Cardinal Health, Inc.                                 195,900          12,246
Caremark Rx, Inc. (AE)                                181,100           9,490
Community Health Systems, Inc. (AE)                    25,700             954
Coventry Health Care, Inc. (AE)                        85,725           4,628
CR Bard, Inc.                                          90,600           5,652
Dade Behring Holdings, Inc.                            51,300           1,847
Edwards Lifesciences Corp. (AE)                        82,900           3,430
Express Scripts, Inc. (AE)                             37,700           2,843
Genentech, Inc. (AE)                                   69,500           6,297
Genzyme Corp. (AE)                                     47,200           3,413
Gilead Sciences, Inc. (AE)                            249,500          11,789
Guidant Corp.                                          18,000           1,134
HCA, Inc.                                              61,300           2,954
Health Net, Inc. (AE)                                  42,000           1,967
Humana, Inc. (AE)                                     126,800           5,629
Johnson & Johnson                                   1,074,200          67,266
Lincare Holdings, Inc. (AE)                             4,700             192
McKesson Corp.                                        121,020           5,498
Medarex, Inc. (AE)(N)                                  32,500             284
Medco Health Solutions, Inc. (AE)                      49,700           2,808
Medtronic, Inc.                                       146,500           8,301
Merck & Co., Inc.                                     634,200          17,897
Pfizer, Inc.                                        2,159,887          46,956
Respironics, Inc. (AE)                                 15,600             560
St. Jude Medical, Inc. (AE)                           157,000           7,547
UnitedHealth Group, Inc.                              178,600          10,339
Universal Health Services, Inc. Class B (N)            83,400           3,931

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Varian Medical Systems, Inc. (AE)                      74,000           3,371
WellPoint, Inc. (AE)                                   85,800           6,407
Wyeth                                                 175,900           7,838
Zimmer Holdings, Inc. (AE)                              1,000              64
                                                                 ------------
                                                                      388,402
                                                                 ------------

Integrated Oils - 5.9%
Chevron Corp.                                         705,300          40,252
ConocoPhillips                                        711,448          46,514
Exxon Mobil Corp.                                   1,339,708          75,211
Marathon Oil Corp.                                     39,600           2,382
Occidental Petroleum Corp.                             48,500           3,826
                                                                 ------------
                                                                      168,185
                                                                 ------------

Materials and Processing - 3.0%
AK Steel Holding Corp. (AE)                             8,400              59
Allegheny Technologies, Inc. (N)                       22,100             635
Archer-Daniels-Midland Co.                            341,851           8,331
Ashland, Inc.                                          72,700           3,890
Avery Dennison Corp.                                   19,600           1,110
Celanese Corp. (N)                                      8,000             141
Dow Chemical Co. (The)                                146,000           6,696
Energizer Holdings, Inc. (AE)                          81,300           4,105
Florida Rock Industries, Inc. (N)                      32,600           1,855
Freeport-McMoRan Copper & Gold, Inc. Class B (N)      211,500          10,452
Georgia-Pacific Corp.                                 140,500           4,570
Gold Kist, Inc. (AE)(N)                                 1,032              18
Granite Construction, Inc.                             20,300             692
Lafarge North America, Inc.                            11,400             690
Lennox International, Inc.                              3,700             103
Monsanto Co.                                          119,900           7,555
Newmont Mining Corp.                                   13,400             571
Nucor Corp. (N)                                       329,275          19,707
Phelps Dodge Corp.                                     65,800           7,927
Rohm & Haas Co.                                        71,000           3,091
Southern Copper Corp. (N)                              15,200             838
USG Corp. (AE)                                         16,600             981
                                                                 ------------
                                                                       84,017
                                                                 ------------

Miscellaneous - 1.9%
3M Co.                                                 33,900           2,576
General Electric Co.                                1,483,400          50,302
ITT Industries, Inc.                                   23,700           2,408
                                                                 ------------
                                                                       55,286
                                                                 ------------

 42  Quantitative Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Other Energy - 3.3%
Anadarko Petroleum Corp.                              140,400          12,736
Apache Corp.                                          146,300           9,338
BJ Services Co.                                        58,400           2,029
Burlington Resources, Inc.                            131,600           9,504
Devon Energy Corp.                                    255,800          15,445
Diamond Offshore Drilling, Inc. (N)                    29,700           1,677
EOG Resources, Inc.                                    80,300           5,443
Houston Exploration Co. (AE)(N)                        20,200           1,041
Newfield Exploration Co. (AE)                          52,100           2,362
Smith International, Inc.                              46,800           1,516
Sunoco, Inc.                                          257,200          19,161
Todco Class A                                          31,900           1,428
Valero Energy Corp.                                   110,200          11,598
                                                                 ------------
                                                                       93,278
                                                                 ------------

Producer Durables - 5.7%
Agilent Technologies, Inc. (AE)                       143,200           4,584
Ametek, Inc.                                           30,700           1,250
Boeing Co.                                            274,300          17,731
Caterpillar, Inc.                                     151,600           7,973
Danaher Corp.                                          86,400           4,502
DR Horton, Inc.                                       666,651          20,460
Emerson Electric Co.                                   13,000             904
Herman Miller, Inc.                                    17,400             477
Illinois Tool Works, Inc.                              18,300           1,551
Joy Global, Inc.                                       28,000           1,284
KB Home                                                57,000           3,725
KLA-Tencor Corp.                                      191,800           8,878
Lennar Corp. Class A (N)                              128,800           7,159
Lockheed Martin Corp.                                 422,900          25,611
MDC Holdings, Inc.                                     15,700           1,077
Meritage Homes Corp. (AE)(N)                            6,800             423
Northrop Grumman Corp.                                490,096          26,294
NVR, Inc. (AE)                                            900             617
Pulte Homes, Inc.                                      99,800           3,772
Standard-Pacific Corp. (N)                             45,600           1,759
Technical Olympic USA, Inc. (AE)(N)                    12,200             258
Teradyne, Inc. (AE)(N)                                 96,700           1,309
Thermo Electron Corp. (AE)                             38,600           1,165
Toll Brothers, Inc. (AE)(N)                           179,500           6,625
United Technologies Corp.                             238,500          12,230
WCI Communities, Inc. (AE)(N)                           8,300             208
                                                                 ------------
                                                                      161,826
                                                                 ------------

Technology - 13.6%
3Com Corp. (AE)                                         9,300              36
Acxiom Corp.                                           32,500             694
Adobe Systems, Inc.                                    49,500           1,596
Advanced Micro Devices, Inc. (AE)(N)                   84,200           1,955
Akamai Technologies, Inc. (AE)(N)                      57,400             995
Amphenol Corp. Class A                                 37,200           1,487
Apple Computer, Inc. (AE)                             512,700          29,526

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group               19,500             473
Applied Micro Circuits Corp. (AE)                     134,900             329
Arrow Electronics, Inc. (AE)                           21,200             626
Atmel Corp. (AE)                                      135,900             334
Autodesk, Inc.                                        267,500          12,072
BEA Systems, Inc. (AE)(N)                              28,000             247
BMC Software, Inc. (AE)                                36,000             705
Cadence Design Systems, Inc. (AE)                      85,600           1,368
Ciena Corp. (AE)                                      166,100             394
Cisco Systems, Inc. (AE)                              684,900          11,951
Citrix Systems, Inc. (AE)                              29,400             811
Computer Associates International, Inc.                 2,041              57
Computer Sciences Corp. (AE)                          278,800          14,288
Comverse Technology, Inc. (AE)                         73,800           1,852
Corning, Inc. (AE)                                    273,700           5,499
Dell, Inc. (AE)                                        19,500             622
Electronic Data Systems Corp.                         112,900           2,632
Electronics for Imaging, Inc. (AE)(N)                  10,900             274
EMC Corp. (AE)                                      1,170,600          16,342
F5 Networks, Inc. (AE)(N)                               7,500             390
General Dynamics Corp.                                 83,800           9,746
Harris Corp.                                          165,300           6,794
Hewlett-Packard Co.                                 1,289,800          36,166
Ingram Micro, Inc. Class A (AE)                       236,700           4,284
Intel Corp.                                         2,639,800          62,035
International Business Machines Corp.                 232,200          19,013
Jabil Circuit, Inc. (AE)                              127,700           3,812
LSI Logic Corp. (AE)(N)                                50,300             408
McAfee, Inc. (AE)                                     142,200           4,270
Micron Technology, Inc. (AE)                          334,100           4,340
Microsoft Corp.                                     1,335,502          34,322
Motorola, Inc.                                        641,600          14,218
National Semiconductor Corp.                            7,600             172
NCR Corp. (AE)                                        129,300           3,907
Oracle Corp. (AE)                                   1,529,300          19,391
Parametric Technology Corp. (AE)                       92,000             599
PMC - Sierra, Inc. (AE)(N)                             47,900             340
Qualcomm, Inc.                                        158,200           6,290
Raytheon Co.                                          132,100           4,881
Rockwell Automation, Inc.                              48,800           2,594
Sanmina-SCI Corp. (AE)                                196,100             716
Scientific-Atlanta, Inc.                               23,000             815
Seagate Technology, Inc. (AE)                          67,668              --
Solectron Corp. (AE)                                  202,200             714
Sun Microsystems, Inc. (AE)                           536,400           2,146
Symantec Corp. (AE)                                    59,500           1,419

                                                    Quantitative Equity Fund  43

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Tellabs, Inc. (AE)                                    166,700           1,594
Texas Instruments, Inc.                               865,600          24,713
TIBCO Software, Inc. (AE)                              43,600             331
Western Digital Corp. (AE)(N)                         526,000           6,365
                                                                 ------------
                                                                      383,950
                                                                 ------------

Utilities - 5.5%
Ameren Corp.                                           69,900           3,677
American Electric Power Co., Inc.                      20,100             763
AT&T Corp.                                            113,600           2,247
BellSouth Corp.                                       321,200           8,358
CenturyTel, Inc.                                      216,800           7,096
Citizens Communications Co. (N)                        68,300             836
CMS Energy Corp. (AE)                                 146,700           2,187
Comcast Corp. Class A (AE)                            412,700          11,485
Comcast Corp. Special Class A (AE)                     80,600           2,209
Consolidated Edison, Inc. (N)                          50,200           2,284
Constellation Energy Group, Inc.                       92,000           5,042
DTE Energy Co.                                         45,700           1,974
Duke Energy Corp.                                     194,500           5,150
Edison International                                  577,441          25,269
Entergy Corp.                                          11,200             792
FirstEnergy Corp.                                      28,100           1,335
Nextel Partners, Inc. Class A (AE)(N)                 241,600           6,076
PG&E Corp.                                            221,300           8,051
SBC Communications, Inc.                              404,200           9,640
Sempra Energy                                         103,100           4,567
Sierra Pacific Resources (AE)                         158,600           2,054
Sprint Nextel Corp.                                   148,600           3,464
Telephone & Data Systems, Inc. (N)                     28,200           1,067
TXU Corp.                                             230,100          23,183
Verizon Communications, Inc.                          532,376          16,774
                                                                 ------------
                                                                      155,580
                                                                 ------------

TOTAL COMMON STOCKS
(cost $2,380,382)                                                   2,685,002
                                                                 ------------

SHORT-TERM INVESTMENTS - 5.0%
Frank Russell Investment Company Money Market
   Fund                                           133,933,000         133,933
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  8,000           7,973
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $141,906)                                                       141,906
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 2.6%
Frank Russell Investment Company Money Market
   Fund (X)                                        24,431,167          24,431
State Street Securities Lending Quality Trust
   (X)                                             50,057,152          50,057
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $74,488)                                                         74,488
                                                                 ------------

TOTAL INVESTMENTS - 102.4%
(identified cost $2,596,776)                                        2,901,396

OTHER ASSETS AND LIABILITIES, NET - (2.4%)                            (68,716)
                                                                 ------------

NET ASSETS - 100.0%                                                 2,832,680
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 44  Quantitative Equity Fund

FRANK RUSSELL INVESTMENT COMPANY
QUANTITATIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/05 (37)                              12,170               (291)
Russell 1000 Mini Index (CME)
   expiration date 12/05 (10)                                 658                (21)
S&P 500 E-Mini Index (CME)
   expiration date 12/05 (176)                             10,646               (266)
S&P 500 Index (CME)
   expiration date 12/05 (248)                             75,008               (512)
S&P Midcap 400 E-Mini Index (CME)
   expiration date 12/05 (240)                             16,872                 (2)
S&P Midcap 400 Index (CME)
   expiration date 12/05 (70)                              24,605               (655)
                                                                     ---------------
Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (1,747)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.9
Consumer Discretionary                                       11.9
Consumer Staples                                              5.7
Financial Services                                           21.7
Health Care                                                  13.7
Integrated Oils                                               5.9
Materials and Processing                                      3.0
Miscellaneous                                                 1.9
Other Energy                                                  3.3
Producer Durables                                             5.7
Technology                                                   13.6
Utilities                                                     5.5
Short-Term Investments                                        5.0
Other Securities                                              2.6
                                                  ---------------
Total Investments                                           102.4
Other Assets and Liabilities, Net                            (2.4)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

  See accompanying notes which are an integral part of the financial statements.

                                                    Quantitative Equity Fund  45

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(Graph)

                                                            INTERNATIONAL SECURITIES - CLASS S             MSCI EAFE **
                                                            ----------------------------------             ------------
*                                                                        10000.00                            10000.00
1996                                                                     11049.00                            11080.00
1997                                                                     11566.00                            11625.00
1998                                                                     11981.00                            12782.00
1999                                                                     14558.00                            15769.00
2000                                                                     14760.00                            15349.00
2001                                                                     11142.00                            11561.00
2002                                                                      9731.00                            10066.00
2003                                                                     12436.00                            12841.00
2004                                                                     14300.00                            15316.00
2005                                                                     16713.00                            18163.00

International Securities Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 16.88%
5 Years                                 2.52%S
10 Years                                5.27%S

International Securities Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 16.56%
5 Years                                 2.26%S
10 Years                                4.98%S

International Securities Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 15.72%
5 Years                                 1.49%S
10 Years                                4.44%S

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.59%
5 Years                                 3.42%S
10 Years                                6.15%S

 46  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the International Securities Fund Class S, Class E and Class C Shares gained 16.88%, 16.56% and 15.72%, respectively. This compared to the MSCI EAFE(R) Index, which gained 18.59% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) International Funds Average returned 17.78%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Given some of the uncertainties in the market during the period, the Fund was positioned relatively conservatively with a slight tilt towards growth sectors. The Fund had a modest overweight to the consumer discretionary and information technology sectors and underweight to industrials. Due to the stronger performance of the cyclical sectors, the Fund's underweight in industrials, combined with an underweight and some weak stock selection in materials, detracted from the performance. An overweight in the lagging information technology sector also contributed negatively to the Fund's performance. In terms of country positions, the Fund was penalized for an underweight to Australia and an overweight to Taiwanese technology companies. Overall, however, exposure to Canadian and emerging markets stocks proved to be beneficial, given their generally strong gains over the period.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund lagged the MSCI EAFE(R) Index over the 12 months. Much of the shortfall was attributable to the first six months of the fiscal year, when the Fund's performance suffered from overweights to price and earnings momentum strategies and an overweight to stocks with high long-term earnings forecasts. From a sector perspective, the Fund's underweight in the industrials sector and overweights in information technology and consumer discretionary stocks were significant detractors from performance. From a country perspective, an underweight to Australia had the biggest negative impact to Fund performance. In the aggregate, the Fund's money managers viewed Australia's market valuation as less attractive given its strong performance in recent periods. Stock selection overall was effective in most areas, but was more than offset by these negative contributors to Fund performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market slightly favored value-oriented money managers in the period. However, the Fund's best performing money manager was Axiom International Investors LLC, an aggressive growth manager. Axiom outperformed the benchmark by a substantial margin on strong stock selection and exposure to smaller capitalization stocks.

Alliance Capital Management, L.P., through its Bernstein Investment Research & Management Unit, was the strongest performer among the value money managers and delivered a solid excess return for the period. AllianceBernstein did well through strong stock selection, particularly in Japan, with holdings such as Sumitomo Heavy Industries, Sumitomo Metal Industries and Kobe Steel. AllianceBernstein's stock selection in Germany was also strong, helped by positions in Heidelberg Cement and Continental.

Oechsle International Advisors, LLC, a momentum-driven growth manager, struggled over the first half of the fiscal year in the very reactive, rotational market and detracted significantly from the Fund's performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

To improve the structure of the Fund's growth segment, Oechsle and Capital International, Inc., were terminated in April 2005. Wellington Management Company, LLP and MFS Institutional Advisors, Inc., were hired to provide consistent growth strategies intended to complement the processes of the remaining growth managers. These changes moderated the Fund's momentum exposure and increased exposure to high quality defensive growth stocks.

                                               International Securities Fund  47

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Alliance Capital Management, L.P.,
   through its Bernstein Investment
   Research and Management Unit             Value
AQR Capital Management, LLC                 Market-Oriented
Axiom International Investors, LLC          Growth
Fidelity Management & Research Company      Market-Oriented
Marvin & Palmer Associates, Inc.            Growth
MFS Institutional Advisors, Inc.            Growth
Mondrian Investment Partners Limited        Value
The Boston Company Asset Management, LLC    Value
Wellington Management Company, LLP          Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

* International Securities Fund Class S assumes initial investment on November 1, 1995.

**    Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++ International Securities Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ International Securities Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 48  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,085.50      $     1,013.86
Expenses Paid During
Period*                       $        11.83      $        11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,089.50      $     1,017.64
Expenses Paid During
Period*                       $         7.90      $         7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,091.00      $     1,018.90
Expenses Paid During
Period*                       $         6.59      $         6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               International Securities Fund  49

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 90.9%
Australia - 3.7%
ABC Learning Centres, Ltd. (N)                         92,243             450
Amcor, Ltd.                                         1,213,456           6,088
AMP Ltd.                                              252,400           1,380
Australia & New Zealand Banking Group, Ltd.           145,787           2,574
Australian Gas Light Co., Ltd.                         34,500             391
AXA Asia Pacific Holdings, Ltd.                        60,300             215
BHP Billiton, Ltd.                                    529,687           8,220
BlueScope Steel, Ltd.                                 216,300           1,374
Boral, Ltd.                                            29,100             165
Bradken, Ltd.                                          74,031             208
Brambles Industries, Ltd. (N)                          29,700             188
Caltex Australia, Ltd.                                 28,600             436
CFS Gandel Retail Trust                               155,100             217
Challenger Financial Services Group, Ltd.              21,500              59
Coles Myer, Ltd.                                      579,686           4,355
Commonwealth Bank of Australia                         42,000           1,223
Commonwealth Property Office Fund                      84,700              77
Computershare, Ltd.                                   232,700           1,143
ConnectEast Group                                     304,061             165
CSR, Ltd.                                             142,500             312
David Jones, Ltd. (N)                                 117,000             199
DB RREEF Trust (o)                                    176,042             176
DCA Group, Ltd. (N)                                    82,200             238
Downer EDI, Ltd.                                      108,413             494
Foster's Group, Ltd.                                1,943,049           8,441
GPT Group                                             127,200             366
Gunns, Ltd. (N)                                       149,200             311
Iluka Resources, Ltd.                                  27,900             162
Insurance Australia Group, Ltd.                        86,800             337
Lend Lease Corp., Ltd.                                 16,300             167
Lion Nathan, Ltd. (N)                                  27,700             164
Macquarie Airports                                    702,700           1,583
Macquarie Bank, Ltd. (N)                              153,420           7,454
Macquarie Goodman Group                                13,530              41
Macquarie Infrastructure Group                        363,800             936
Mayne Group, Ltd. (N)                                  29,700             116
National Australia Bank, Ltd. (N)                     579,264          14,331
Oil Search, Ltd. (N)                                  218,500             539
OneSteel, Ltd. (N)                                    114,100             302
Origin Energy, Ltd.                                    55,000             276
PaperlinX, Ltd. (N)                                    95,700             221
Publishing & Broadcasting, Ltd. (N)                    34,940             423
Qantas Airways, Ltd.                                   67,400             173
QBE Insurance Group, Ltd. (N)                         436,317           5,828
Ramsay Health Care, Ltd.                               35,500             235
Rinker Group, Ltd.                                    275,320           3,123
Rio Tinto, Ltd. (N)                                    15,700             663
Santos, Ltd.                                           40,100             329
Seek, Ltd. (N)                                         46,900             100
Sons of Gwalia, Ltd. (AE)(N)(B)                        34,800              --

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Stockland (N)                                          45,700             209
Suncorp-Metway, Ltd.                                   44,300             640
TABCORP Holdings, Ltd.                                 15,800             189
Telstra Corp., Ltd. (N)                             1,971,366           6,201
Transurban Group                                      154,300             740
United Group, Ltd.                                     46,100             364
Wesfarmers, Ltd. (N)                                   17,182             460
Westfield Group (N)                                   116,176           1,446
Westpac Banking Corp.                                  52,000             809
Woodside Petroleum, Ltd.                               79,700           1,883
Woolworths, Ltd. (N)                                  120,662           1,475
                                                                 ------------
                                                                       91,384
                                                                 ------------

Austria - 0.4%
Erste Bank der Oesterreichischen Sparkassen AG        158,348           8,233
OMV AG                                                 35,900           1,937
Raiffeisen International Bank Holding AG (AE)(N)        7,300             460
                                                                 ------------
                                                                       10,630
                                                                 ------------

Belgium - 0.9%
Belgacom SA                                            22,600             758
Delhaize Group (N)                                     56,700           3,289
Dexia                                                  19,700             425
Electrabel (N)                                         10,087           4,991
Fortis (N)                                            327,875           9,336
Groupe Bruxelles Lambert SA                             5,400             493
KBC Groep NV (N)                                       24,500           1,996
Mobistar SA (N)                                         3,300             267
Solvay SA Class A                                       2,000             233
Umicore                                                 3,600             360
                                                                 ------------
                                                                       22,148
                                                                 ------------

Brazil - 0.3%
Cia Vale do Rio Doce - ADR                             95,650           3,953
Petroleo Brasileiro SA - ADR                           32,160           2,055
Telecomunicacoes Brasileiras SA - ADR (N)              49,800           1,660
                                                                 ------------
                                                                        7,668
                                                                 ------------

Canada - 1.8%
Bank of Montreal                                            3              --
Bank of Nova Scotia                                    31,137           1,133
Cameco Corp. (N)                                       26,900           1,286
Canadian National Railway Co.                          66,360           4,810
Canadian Natural Resources, Ltd.                      109,800           4,489
Canadian Pacific Railway, Ltd.                         61,600           2,532
EnCana Corp.                                          144,080           6,587

 50  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Inco, Ltd. (AE)                                        30,500           1,227
Manulife Financial Corp.                               22,300           1,160
Nexen, Inc.                                            26,000           1,070
Petro-Canada                                          143,800           5,011
Research In Motion, Ltd. (AE)                          61,600           3,788
Rogers Communications, Inc. Class B                    36,700           1,448
SNC-Lavalin Group, Inc.                                40,500           2,555
Talisman Energy, Inc.                                  86,300           3,822
Teck Cominco, Ltd. Class B (N)                         51,200           2,157
Toronto-Dominion Bank                                  30,400           1,434
                                                                 ------------
                                                                       44,509
                                                                 ------------

China - 0.0%
China Construction Bank Class H (AE)                  671,000             205
China Telecom Corp., Ltd. Class H                   1,168,000             381
Foxconn International Holdings, Ltd. (AE)(N)          255,000             274
                                                                 ------------
                                                                          860
                                                                 ------------

Denmark - 0.3%
AP Moller - Maersk A/S Class B                            269           2,433
D/S Torm A/S (N)                                        2,400             127
Danske Bank A/S                                        90,131           2,826
East Asiatic Co., Ltd. A/S (N)                          4,275             323
GN Store Nord A/S                                      66,300             798
Novo-Nordisk A/S Series B                               4,350             224
Novozymes A/S                                           3,500             183
TDC A/S                                                 7,700             431
                                                                 ------------
                                                                        7,345
                                                                 ------------

Finland - 1.0%
Fortum OYJ                                            188,257           3,333
Kesko OYJ Class B                                      10,700             294
M-real OYJ Class S (N)                                373,900           1,779
Neste Oil OYJ (AE)                                     72,488           2,248
Nokia OYJ                                             420,750           7,060
Nokia OYJ - ADR                                        50,090             843
Nokian Renkaat OYJ                                      9,450             147
Pohjola Group OYJ Class D (N)                          16,800             270
Rautaruukki OYJ                                        13,600             278
Sampo OYJ                                             149,800           2,297
UPM-Kymmene OYJ                                       303,249           5,856
Wartsila OYJ Class S                                   28,500             791
YIT-Yhtyma OYJ                                          3,300             127
                                                                 ------------
                                                                       25,323
                                                                 ------------

France - 9.8%
Air Liquide SA (N)                                     40,545           7,373
Altran Technologies SA (AE)                           180,729           2,113
Areva SA                                                  100              45
Assurances Generales de France (N)                     39,500           3,761
Axa SA (N)                                            449,063          13,005
BNP Paribas (N)                                       185,243          14,044

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Business Objects SA (AE)                               41,683           1,428
Cap Gemini SA (AE)                                     33,800           1,242
Carrefour SA (N)                                      105,870           4,705
Christian Dior SA                                      22,100           1,773
Cie de Saint-Gobain (N)                               129,817           7,111
Cie Generale d'Optique Essilor International SA
   (N)                                                 62,553           5,148
CNP Assurances (N)                                     18,100           1,259
Credit Agricole SA (N)                                355,396          10,416
Dassault Systemes SA (AE)(N)                          104,328           5,380
France Telecom SA (N)                                 176,160           4,579
Gaz de France                                           1,800              55
Groupe Danone (N)                                      41,259           4,190
Lafarge SA (N)                                         11,771             968
Lagardere SCA (N)                                      13,200             907
LVMH Moet Hennessy Louis Vuitton SA (N)               142,446          11,534
Natexis Banques Populaires                                900             135
Pernod-Ricard (N)                                       8,280           1,447
Peugeot SA (N)                                         50,072           3,040
Pinault-Printemps-Redoute                              12,519           1,315
Publicis Groupe (N)                                   136,260           4,508
Renault SA (N)                                         52,300           4,526
Sanofi-Aventis (N)                                    173,531          13,895
Sanofi-Aventis                                          3,305             264
Schneider Electric SA (N)                              96,269           7,905
Societe BIC SA (N)                                      7,900             449
Societe Generale (N)                                  132,089          15,081
Societe Television Francaise 1 (N)                     40,584           1,041
Sodexho Alliance SA (N)                                33,000           1,284
Suez SA (N)                                            78,600           2,128
Technip SA (N)                                         64,700           3,523
Thomson (N)                                           173,940           3,279
Total SA (N)                                          152,197          38,325
Total SA - ADR (N)                                     27,636           3,483
Unibail (N)                                            23,208           3,065
Valeo SA (N)                                           78,752           2,950
Vallourec SA (N)                                        1,600             719
Veolia Environnement (N)                              297,289          12,395
Vinci SA (N)                                           57,900           4,522
Vivendi Universal SA (N)                              337,379          10,601
                                                                 ------------
                                                                      240,916
                                                                 ------------

Germany - 5.7%
Adidas-Salomon AG                                      24,550           4,117
Allianz AG                                             69,366           9,797
AMB Generali Holding AG                                 6,000             541
Bayer AG (N)                                          170,116           5,907
Bayerische Hypo- und Vereinsbank AG (AE)              339,308           9,455

                                               International Securities Fund  51

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bilfinger Berger AG (N)                                23,900           1,034
Celesio AG                                             17,100           1,478
Continental AG                                         84,500           6,459
DaimlerChrysler AG                                     13,600             681
Deutsche Bank AG                                       39,481           3,698
Deutsche Boerse AG (N)                                 53,661           5,049
Deutsche Lufthansa AG (N)                             164,684           2,202
Deutsche Post AG                                      188,331           4,198
Deutsche Telekom AG (N)                               319,160           5,642
E.ON AG                                               215,144          19,496
Fresenius Medical Care AG (N)                          10,500             945
Hannover Rueckversicherung AG (N)                      57,900           2,095
Heidelberger Druckmaschinen                            40,097           1,273
Hochtief AG                                            22,800             921
Hypo Real Estate Holding AG                             4,000             193
Infineon Technologies AG (AE)(N)                      207,000           1,935
KarstadtQuelle AG (N)                                   6,756              80
Lanxess AG (AE)                                         8,630             250
MAN AG                                                 87,400           4,058
Medion AG (N)                                          29,900             415
Merck KGaA                                            125,753          10,404
Metro AG (N)                                           11,100             505
MLP AG (N)                                              2,400              46
Muenchener Rueckversicherungs-Gesellschaft AG          76,099           8,939
RWE AG                                                147,022           9,390
Salzgitter AG                                          31,400           1,374
SAP AG                                                 26,300           4,496
Schering AG                                            69,813           4,313
Siemens AG                                             47,467           3,530
Suedzucker AG (N)                                       3,100              65
ThyssenKrupp AG (N)                                    24,300             493
TUI AG (N)                                             63,200           1,228
Volkswagen AG (N)                                      63,457           3,457
                                                                 ------------
                                                                      140,159
                                                                 ------------
Greece - 0.3%
EFG Eurobank Ergasias SA                               85,200           2,560
National Bank of Greece SA                             34,900           1,364
OPAP SA                                                76,380           2,205
Public Power Corp.                                     28,580             607
                                                                 ------------
                                                                        6,736
                                                                 ------------

Hong Kong - 1.9%
AAC Acoustic Technology Holdings, Inc. (AE)            56,000              29
Bank of East Asia, Ltd.                               956,238           2,792
BOC Hong Kong Holdings, Ltd. (N)                      177,000             330
Cheung Kong Holdings, Ltd.                            546,800           5,708
China Mobile Hong Kong, Ltd.                          401,500           1,797
Citic Pacific, Ltd.                                   306,600             796
CLP Holdings, Ltd.                                     75,000             430
CNOOC, Ltd.                                         7,142,000           4,638
Esprit Holdings, Ltd.                                 552,500           3,923

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hang Seng Bank, Ltd. (N)                               10,300             134
HongKong Electric Holdings (N)                        874,000           4,132
Hopewell Holdings                                     122,000             298
Hutchison Telecommunications International, Ltd.
   (AE)                                             3,077,000           3,859
Hutchison Whampoa, Ltd. (N)                           313,000           2,971
Jardine Matheson Holdings, Ltd.                       161,300           2,553
Kerry Properties, Ltd. (N)                             94,500             236
Kingboard Chemical Holdings, Ltd.                      49,500             105
Li & Fung, Ltd.                                       310,000             663
Melco International Development, Inc.                 947,000             912
New World Development, Ltd.                           196,000             244
Noble Group, Ltd. (N)                                 142,000             129
Orient Overseas International, Ltd. (N)                69,000             221
Shangri-La Asia, Ltd. (N)                             220,000             309
Sino Land Co. (N)                                   1,368,000           1,521
Sun Hung Kai Properties, Ltd.                          25,000             237
Swire Pacific, Ltd.                                   138,300           1,241
Techtronic Industries Co. (N)                         144,500             357
Television Broadcasts, Ltd.                            95,000             528
Wharf Holdings, Ltd. (N)                            1,391,862           4,751
Wing Hang Bank, Ltd.                                   71,000             509
                                                       78,000             531
                                                                 ------------
                                                                       46,884
                                                                 ------------

Hungary - 0.3%
Mol Magyar Olaj- es Gazipari Rt.                        9,000             839
OTP Bank Rt - GDR                                      42,365           3,049
OTP Bank Rt.                                           85,600           3,092
                                                                 ------------
                                                                        6,980
                                                                 ------------

Indonesia - 0.1%
Bank Central Asia Tbk PT                            4,246,000           1,355
Telekomunikasi Indonesia Tbk PT                     1,834,500             919
Telekomunikasi Indonesia Tbk PT - ADR(N)                6,742             137
                                                                 ------------
                                                                        2,411
                                                                 ------------

Ireland - 0.6%
Allied Irish Banks PLC                                 67,300           1,409
Anglo Irish Bank Corp. PLC                             62,100             845
Bank of Ireland PLC                                   285,558           4,348
CRH PLC                                               102,840           2,572
Depfa Bank PLC                                        303,347           4,726
Ryanair Holdings PLC - ADR (AE)(N)                     40,906           2,028
                                                                 ------------
                                                                       15,928
                                                                 ------------

 52  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Israel - 0.3%
Check Point Software Technologies (AE)                125,910           2,815
Teva Pharmaceutical Industries, Ltd. - ADR (N)        104,200           3,972
                                                                 ------------
                                                                        6,787
                                                                 ------------

Italy - 2.7%
Autostrade SpA (N)                                    105,552           2,414
Banca Intesa SpA (N)                                2,417,490          11,289
Banca Popolare di Milano SCRL                          14,900             142
Banco Popolare di Verona e Novara SCRL (N)            161,776           2,985
Benetton Group SpA (N)                                116,611           1,233
Capitalia SpA (N)                                     142,900             746
CIR-Compagnie Industriali Riunite SpA                  82,800             234
Enel SpA                                              118,200             954
Eni SpA (N)                                           818,946          21,904
ERG SpA                                                30,500             769
Fastweb (AE)(N)                                        37,769           1,719
Finmeccanica SpA (AE)(N)                               50,700             922
Fondiaria-Sai SpA                                      60,900           1,684
Hera SpA (N)                                           84,800             217
Italcementi SpA (N)                                    64,000           1,049
Lottomatica SpA (N)                                    32,500           1,180
Mediaset SpA (N)                                       62,000             681
Milano Assicurazioni SpA                              123,400             772
Parmalat Finanziaria SpA (AE)(N)                       42,200              --
Recordati SpA                                          91,300             668
Saipem SpA (N)                                        181,200           2,598
Seat Pagine Gialle SpA (AE)                         2,851,500           1,324
Snam Rete Gas SpA (N)                                 170,800             938
Telecom Italia SpA (N)                                464,900           1,345
Telecom Italia SpA                                    594,092           1,436
UniCredito Italiano SpA (N)                         1,484,210           8,288
                                                                 ------------
                                                                       67,491
                                                                 ------------

Japan - 21.9%
77 Bank, Ltd. (The)                                   324,400           2,593
Access Co., Ltd. (AE)                                      15             293
Acom Co., Ltd.                                          1,760             115
Aeon Co., Ltd.                                        235,800           4,913
Aida Engineering, Ltd. (N)                             52,000             359
Aiful Corp.                                            16,350           1,222
Aioi Insurance Co., Ltd.                               72,000             510
Aisin Seiki Co., Ltd.                                  43,500           1,312
All Nippon Airways Co., Ltd.                           27,000              88
Alps Electric Co., Ltd. (N)                            81,300           1,291
Arrk Corp.                                             15,400             850
Aruze Corp.                                            18,000             325
Asahi Glass Co., Ltd. (N)                             687,000           7,449
Asahi Kasei Corp.                                      85,000             456
Astellas Pharma, Inc.                                 100,800           3,604

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Autobacs Seven Co., Ltd. (N)                            2,700             110
Bandai Visual Co., Ltd.                                   131             437
Bank of Kyoto, Ltd. (The) (N)                          12,000             132
Bank of Yokohama, Ltd. (The)                           25,000             203
Benesse Corp.                                           3,800             134
Bridgestone Corp.                                     220,000           4,503
BSL Corp. (N)                                         123,000             261
Canon Sales Co., Inc.                                  10,000             218
Canon, Inc.                                           478,900          25,343
Chiba Bank, Ltd. (The)                                 36,000             322
Chiyoda Corp. (N)                                     113,000           1,946
Chubu Electric Power Co., Inc. (N)                     32,800             814
Chugai Pharmaceutical Co., Ltd.                       293,000           6,437
Circle K Sunkus Co., Ltd.                              30,100             689
Citizen Watch Co., Ltd.                                35,500             270
COMSYS Holdings Corp.                                  21,000             238
Cosmo Oil Co., Ltd. (N)                                39,000             189
Credit Saison Co., Ltd. (N)                            26,500           1,204
Cyber Communications, Inc. (AE)                           149             378
Dai Nippon Printing Co., Ltd.                          46,000             751
Daihatsu Motor Co., Ltd. (N)                           20,000             191
Daiichi Sankyo Co., Ltd. (AE)                          27,121             492
Daikin Industries, Ltd.                                30,700             799
Daimaru, Inc.                                          27,000             331
Dainippon Screen Manufacturing Co., Ltd. (N)           67,000             413
Daiwa House Industry Co., Ltd.                         24,000             322
Daiwa Securities Group, Inc.                          193,000           1,594
Denki Kagaku Kogyo Kabushiki Kaisha                    41,000             150
Denso Corp.                                             9,700             277
Dentsu, Inc. (N)                                          673           1,826
Don Quijote Co., Ltd. (N)                              11,600             838
East Japan Railway Co.                                    813           4,846
Eisai Co., Ltd. (N)                                   163,200           6,408
Exedy Corp.                                            26,800             626
Fanuc, Ltd.                                            86,100           6,805
Frontier Real Estate Investment Corp. (o)                  60             374
Fuji Heavy Industries, Ltd. (N)                       408,800           2,048
Fuji Photo Film Co., Ltd.                             100,900           3,222
Fujitsu, Ltd.                                         252,000           1,670
Funai Electric Co., Ltd.                               25,900           2,115
Glory, Ltd.                                            11,500             225
Hirose Electric Co., Ltd. (N)                           3,500             401
Hitachi Chemical Co., Ltd. (N)                         18,600             401
Hitachi Koki Co., Ltd.                                 58,000             788
Hitachi Kokusai Electric, Inc.                         47,000             464
Hitachi, Ltd.                                         885,000           5,442

                                               International Securities Fund  53

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hokkaido Electric Power Co., Inc.                       7,100             147
Hokuhoku Financial Group, Inc. (N)                    287,000           1,195
Honda Motor Co., Ltd.                                 144,200           8,009
Hoya Corp. (N)                                         16,700             587
Hoya Corp. (AE)                                        75,000           2,596
Ibiden Co., Ltd. (N)                                  134,900           5,492
Isuzu Motors, Ltd. (N)                                 43,000             169
Itochu Corp.                                          673,000           4,625
Itochu-Shokuhin Co., Ltd. (N)                           7,200             244
Japan Asia Investment Co., Ltd.                        80,000             449
Japan Logistics Fund, Inc. (AE)(o)                         83             515
Japan Tobacco, Inc.                                     1,082          17,127
JFE Holdings, Inc. (N)                                171,000           5,290
JGC Corp. (N)                                          30,000             493
Joyo Bank, Ltd. (The)                                  27,000             181
JS Group Corp. (N)                                    108,600           1,843
JSR Corp. (N)                                         148,600           3,499
Kadokawa Holdings, Inc. (N)                            22,300             802
Kaken Pharmaceutical Co., Ltd. (N)                     21,000             149
Kamigumi Co., Ltd.                                     66,000             545
Kaneka Corp.                                          187,000           2,311
Kansai Electric Power Co., Inc. (The)                  39,200             862
Kansai Paint Co., Ltd.                                 73,000             438
Kao Corp.                                             103,700           2,476
Kawasaki Heavy Industries, Ltd. (N)                   114,000             299
Kawasaki Kisen Kaisha, Ltd. (N)                        36,000             226
KDDI Corp.                                              1,872          10,685
Keihin Corp. (N)                                        7,000             157
Keyence Corp.                                          18,300           4,232
Kirin Beverage Corp. (N)                               10,600             222
Kirin Brewery Co., Ltd.                                24,000             266
Kobe Steel, Ltd. (N)                                  757,000           2,230
Koei Co., Ltd. (N)                                     20,100             606
Koito Manufacturing Co., Ltd.                          30,000             402
Komatsu, Ltd.                                         830,000          11,175
Kose Corp. (N)                                         14,100             509
Koyo Seiko Co., Ltd. (N)                              103,000           1,659
Kubota Corp.                                          113,000             822
Kuraray Co., Ltd. (N)                                 197,200           1,872
Kyocera Corp.                                          19,100           1,238
Kyowa Hakko Kogyo Co., Ltd.                            79,000             611
Kyushu Electric Power Co., Inc.                        18,600             399
Kyushu-Shinwa Holdings, Inc. (AE)                     200,000             550
Leopalace21 Corp. (N)                                  22,500             582
Livedoor Co., Ltd. (AE)(N)                            189,420             694
Mabuchi Motor Co., Ltd. (N)                            55,400           2,696
Makita Corp. (N)                                       29,000             673
Mars Engineering Corp.                                  9,200             282
Marubeni Corp.                                        652,000           3,050
Matsumotokiyoshi Co., Ltd. (N)                         16,100             487
Matsushita Electric Industrial Co., Ltd.              622,000          11,417
Matsushita Electric Works, Ltd. (N)                    38,000             356
Mazda Motor Corp.                                      78,000             370
Meiji Dairies Corp. (N)                                27,000             145

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Meitec Corp.                                            6,800             220
Millea Holdings, Inc.                                     247           4,492
Minebea Co., Ltd. (N)                                 428,000           1,671
Mitsubishi Chemical Holdings Corp. (AE)                77,500             482
Mitsubishi Corp.                                      103,900           2,035
Mitsubishi Electric Corp. (N)                         146,000             878
Mitsubishi Estate Co., Ltd. (N)                        38,000             565
Mitsubishi Gas Chemical Co., Inc.                      48,000             326
Mitsubishi Rayon Co., Ltd. (N)                        196,000             910
Mitsubishi Tokyo Financial Group, Inc.                  1,203          15,169
Mitsui & Co., Ltd. (N)                                186,000           2,280
Mitsui Chemicals, Inc. (N)                            230,000           1,376
Mitsui Fudosan Co., Ltd. (N)                          403,000           6,645
Mitsui OSK Lines, Ltd. (N)                            252,000           1,780
Mitsui Sumitomo Insurance Co., Ltd.                   267,000           3,447
Mitsui Trust Holdings, Inc. (N)                        33,000             399
Mizuho Financial Group, Inc.                            1,078           7,241
Mori Seiki Co., Ltd.                                   31,400             415
Murata Manufacturing Co., Ltd.                         20,200           1,014
Netprice, Ltd. (AE)                                        86             317
Nidec Copal Corp. (N)                                   9,500             103
Nidec Corp. (N)                                         5,400             316
Nidec Corp. (AE)                                        5,400             299
Nikko Cordial Corp.                                   117,500           1,437
Nintendo Co., Ltd.                                     31,600           3,547
Nippon Electric Glass Co., Ltd. (N)                   445,000           8,515
Nippon Express Co., Ltd.                              845,400           4,642
Nippon Light Metal Co., Ltd. (N)                       85,000             225
Nippon Meat Packers, Inc.                              74,000             820
Nippon Mining Holdings, Inc.                          313,500           2,307
Nippon Oil Corp.                                      231,000           1,961
Nippon Paper Group, Inc.                                  310           1,059
Nippon Shokubai Co., Ltd.                              29,000             315
Nippon Steel Corp. (N)                                450,000           1,604
Nippon Telegraph & Telephone Corp.                        435           2,073
Nippon Yusen KK (N)                                   277,000           1,677
Nishi-Nippon City Bank, Ltd. (The) (N)                181,000           1,064
Nissan Motor Co., Ltd. (N)                            565,500           5,910
Nissha Printing Co., Ltd. (N)                          17,000             341
Nisshin Seifun Group, Inc.                              4,400              45
Nisshin Steel Co., Ltd. (N)                           120,000             380
Nitto Denko Corp.                                      86,400           5,231
NOK Corp. (N)                                          22,900             692
Nomura Holdings, Inc.                                  65,400           1,007
NSK, Ltd.                                              38,000             222
NTT DoCoMo, Inc.                                        1,502           2,600

 54  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
NTT Urban Development Corp. (N)                           102             600
Obayashi Corp.                                         33,000             242
Obic Co., Ltd.                                          4,600             751
OJI Paper Co., Ltd.                                   118,000             600
OMC Card, Inc. (N)                                     21,000             355
Omron Corp.                                            48,200           1,137
ORIX Corp. (N)                                        102,500          19,215
Osaka Gas Co., Ltd.                                    81,000             296
Parco Co., Ltd.                                        48,000             465
Promise Co., Ltd.                                         550              35
Rakuten, Inc. (N)                                         627             407
Renown D'urban Holdings, Inc. (AE)                      8,900              92
Resona Holdings, Inc. (AE)                                211             615
Ricoh Co., Ltd.                                       337,200           5,342
Rinnai Corp. (N)                                       90,500           2,156
Rohm Co., Ltd.                                         44,100           3,575
Sanken Electric Co., Ltd. (N)                          38,000             440
Sankyo Co., Ltd.                                        6,600             350
Sanyo Shinpan Finance Co., Ltd.                        21,800           1,582
Sapporo Hokuyo Holdings, Inc.                              12             125
SBI Holdings, Inc. (N)                                  1,383             692
Sega Sammy Holdings, Inc. (N)                         142,500           5,138
Sekisui Chemical Co., Ltd. (N)                        157,000             991
Sekisui House, Ltd. (N)                               220,700           2,746
Seven & I Holdings Co., Ltd. (AE)                     116,900           3,816
SFCG Co., Ltd. (N)                                      1,190             286
Shimadzu Corp.                                         20,000             142
Shin-Etsu Chemical Co., Ltd.                           98,900           4,760
Shinsei Bank, Ltd.                                    587,000           3,422
Shionogi & Co., Ltd.                                   68,000             827
Shizuoka Bank, Ltd. (The) (N)                         100,000           1,056
Showa Shell Sekiyu KK (N)                              19,900             247
Skylark Co., Ltd. (N)                                 132,800           2,193
SMBC Friend Securities Co., Ltd.                       26,000             157
SMC Corp.                                               4,000             534
Softbank Corp. (N)                                     63,800           3,628
Sohgo Security Services Co., Ltd. (N)                  51,190             843
Sompo Japan Insurance, Inc.                           147,000           2,211
Sony Corp. (N)                                         23,200             757
Stanley Electric Co., Ltd. (N)                         48,600             750
Sumisho Lease Co., Ltd.                                25,300           1,205
Sumitomo Bakelite Co., Ltd. (N)                       190,700           1,264
Sumitomo Chemical Co., Ltd. (N)                       299,700           1,769
Sumitomo Corp.                                         12,000             135
Sumitomo Electric Industries, Ltd.                     84,000           1,108
Sumitomo Forestry Co., Ltd.                            69,000             639
Sumitomo Heavy Industries, Ltd.                       559,000           3,904
Sumitomo Metal Industries, Ltd.                       891,000           3,091
Sumitomo Mitsui Financial Group, Inc. (N)               2,455          22,862
Sumitomo Osaka Cement Co., Ltd.                        45,000             127
Sumitomo Rubber Industries, Inc.                       50,000             617
Sumitomo Trust & Banking Co., Ltd. (The)               68,000             578
Sumitomo Warehouse Co., Ltd. (The)                     40,000             309

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
T&D Holdings, Inc.                                     30,800           1,952
Taiheiyo Cement Corp. (N)                              98,000             355
Take And Give Needs Co., Ltd. (AE)(N)                     725           1,015
Takeda Pharmaceutical Co., Ltd.                       259,500          14,269
Takefuji Corp.                                         59,300           4,167
Tanabe Seiyaku Co., Ltd.                               42,000             405
TDK Corp. (N)                                          14,600             989
Teijin, Ltd.                                           72,000             431
Telewave, Inc.                                            101             591
Terumo Corp. (N)                                       48,000           1,456
Toagosei Co., Ltd. (N)                                 48,000             245
Tobu Railway Co., Ltd. (N)                             48,000             206
Toda Corp.                                             49,000             285
Tohoku Electric Power Co., Inc. (N)                    32,300             659
Tokai Rika Co., Ltd.                                    2,700              62
Tokuyama Corp. (N)                                     78,000             772
Tokyo Electric Power Co., Inc. (The)                  125,400           3,117
Tokyo Gas Co., Ltd. (N)                             1,206,000           4,751
Toppan Printing Co., Ltd. (N)                          31,000             300
Toray Industries, Inc.                                547,000           3,035
Toshiba Corp. (N)                                     164,000             763
Toyo Seikan Kaisha, Ltd.                               17,000             240
Toyobo Co., Ltd.                                       45,000             114
Toyoda Gosei Co., Ltd. (N)                             97,300           1,823
Toyota Motor Corp.                                    772,200          35,850
Toyota Tsusho Corp.                                    13,000             289
USS Co., Ltd.                                           6,740             462
Valor Co., Ltd.                                         9,600             290
West Japan Railway Co.                                    632           2,247
Xebio Co., Ltd. (N)                                    10,000             430
Yahoo! Japan Corp. (N)                                    606             642
Yahoo! Japan Corp. (AE)                                   536             576
Yamada Denki Co., Ltd. (N)                             66,100           5,844
Yamaha Motor Co., Ltd.                                 27,500             592
Yamato Transport Co., Ltd.                            399,000           6,585
Yokogawa Electric Corp. (N)                            34,600             509
                                                                 ------------
                                                                      539,539
                                                                 ------------

Luxembourg - 0.5%
Arcelor (N)                                           125,340           2,976
Arcelor                                                60,000           1,416
SES Global                                            377,988           5,973
Tenaris SA - ADR (N)                                   14,100           1,549
                                                                 ------------
                                                                       11,914
                                                                 ------------

                                               International Securities Fund  55

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mexico - 0.8%
America Movil SA de CV Series L                        98,500           2,586
Cemex SA de CV                                        195,000           1,014
Coca-Cola Femsa SA de CV - ADR (N)                     72,000           1,851
Fomento Economico Mexicano SA de CV - ADR              20,400           1,387
Grupo Televisa SA - ADR (N)                           149,250          10,910
Telefonos de Mexico SA de CV Series L (N)             106,300           2,145
                                                                 ------------
                                                                       19,893
                                                                 ------------

Netherlands - 3.4%
ABN AMRO Holding NV (N)                               215,790           5,101
Aegon NV (N)                                          269,646           4,058
Buhrmann NV (N)                                       118,700           1,312
CSM NV Class A                                          9,200             235
Euronext NV                                            33,100           1,406
European Aeronautic Defense and Space Co. (N)         192,393           6,661
Heineken Holding NV (N)                                 2,035              60
Heineken NV                                           111,060           3,517
Hunter Douglas NV                                       1,300              62
ING Groep NV                                          598,861          17,271
Koninklijke Ahold NV (AE)                              97,600             681
Koninklijke DSM NV                                     31,500           1,131
Koninklijke Philips Electronics NV                    436,202          11,405
OCE NV                                                 11,200             160
Reed Elsevier NV                                      531,062           7,153
Rodamco Europe NV                                      16,700           1,329
Royal Dutch Shell PLC Class A (N)                     147,700           4,578
Royal KPN NV                                          168,700           1,600
Royal Numico NV (AE)                                  181,030           7,328
TomTom NV (AE)                                         31,597           1,217
Unilever NV                                            14,700           1,035
VNU NV (N)                                            131,980           4,196
Wolters Kluwer NV                                     145,420           2,697
                                                                 ------------
                                                                       84,193
                                                                 ------------

New Zealand - 0.2%
Telecom Corp. of New Zealand, Ltd. (N)              1,263,834           5,171
                                                                 ------------

Norway - 0.7%
Aker Kvaerner ASA (AE)(N)                              38,600           1,986
DNB NOR ASA                                           411,563           4,209
Norsk Hydro ASA (N)                                    17,400           1,726
Petroleum Geo-Services ASA (AE)(N)                     46,500           1,176
Statoil ASA                                           286,900           6,370
Stolt Offshore SA (AE)(N)                             105,900           1,097
Yara International ASA (N)                             57,000             938
                                                                 ------------
                                                                       17,502
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Poland - 0.0%
Powszechna Kasa Oszczednosci Bank Polski SA           127,398           1,070
                                                                 ------------

Portugal - 0.1%
Energias de Portugal SA                               808,060           2,286
                                                                 ------------

Singapore - 1.0%
CapitaCommercial Trust (N)(o)                         207,000             193
CapitaLand, Ltd. (N)                                  342,000             644
DBS Group Holdings, Ltd.                              398,340           3,605
Flextronics International, Ltd. (AE)                  130,600           1,213
Fraser and Neave, Ltd.                                 19,000             189
Jardine Cycle & Carriage, Ltd.                         40,000             249
Keppel Corp., Ltd. (N)                                502,000           3,447
MobileOne, Ltd.                                        56,000              66
NatSteel, Ltd.                                         50,000              63
Neptune Orient Lines, Ltd.                            139,000             250
Oversea-Chinese Banking Corp.                         792,800           2,954
Parkway Holdings, Ltd.                                286,000             335
SembCorp Industries, Ltd.                             149,120             238
SembCorp Marine, Ltd.                                  27,000              44
Singapore Airlines, Ltd.                               24,000             159
Singapore Petroleum Co., Ltd. (N)                      46,000             131
Singapore Technologies Engineering, Ltd.              188,000             283
Singapore Telecommunications, Ltd.                  5,114,430           7,050
United Overseas Bank, Ltd.                            276,900           2,262
United Overseas Land, Ltd. (N)                         85,300             118
Venture Corp., Ltd.                                    52,000             385
                                                                 ------------
                                                                       23,878
                                                                 ------------

South Africa - 0.2%
Nedbank Group, Ltd.                                   135,854           1,731
Sasol, Ltd.                                            76,300           2,435
                                                                 ------------
                                                                        4,166
                                                                 ------------

South Korea - 0.9%
Daewoo Securities Co., Ltd. (AE)(N)                   102,170           1,113
Hana Bank                                              34,480           1,253
Hynix Semiconductor, Inc. (AE)(N)                      79,300           1,473
Hynix Semiconductor, Inc. - GDR (AE)                   19,600             361
Korea Electric Power Corp. - ADR (N)                   94,740           1,547
KT Corp. - ADR (N)                                     80,900           1,744

 56  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                          22,866          12,191
SK Telecom Co., Ltd. - ADR                             99,790           2,017
                                                                 ------------
                                                                       21,699
                                                                 ------------

Spain - 3.5%
Acerinox SA (N)                                        31,000             406
Actividades de Construccion y Servicios SA             87,893           2,512
Altadis SA                                            190,504           8,083
Antena 3 de Television SA (N)                          33,700             655
Banco Bilbao Vizcaya Argentaria SA (N)                558,328           9,838
Banco de Sabadell SA (N)                              154,660           4,084
Banco Popular Espanol SA (N)                           93,700           1,138
Banco Santander Central Hispano SA (N)                522,301           6,661
Cia de Distribucion Integral Logista SA (N)             2,400             127
Corp Mapfre SA (N)                                    105,810           1,853
Ebro Puleva SA (N)                                     62,400           1,040
Endesa SA (N)                                         254,505           6,330
Fomento de Construcciones y Contratas SA                5,600             307
Gestevision Telecinco SA                               52,200           1,158
Iberdrola SA                                          350,099           9,370
Iberia Lineas Aereas de Espana (N)                    137,100             343
Indra Sistemas SA                                      82,600           1,693
Repsol YPF SA (N)                                     171,800           5,121
Repsol YPF SA - ADR (N)                               102,316           3,050
Sociedad General de Aguas de Barcelona SA Class
   A                                                    2,400              55
Telefonica SA                                       1,263,356          20,154
Union Fenosa SA (N)                                    84,200           2,788
                                                                 ------------
                                                                       86,766
                                                                 ------------

Sweden - 2.2%
Atlas Copco AB Class A (N)                            281,130           5,134
Billerud AB (N)                                        13,900             159
Electrolux AB (N)                                       8,300             193
Elekta AB Class B                                      18,900             288
Fabege AB                                               3,600              61
Hennes & Mauritz AB Series B (N)                      193,921           6,294
Lundin Petroleum AB (AE)(N)                            21,800             221
Nordea Bank AB                                        119,000           1,166
OMX AB (AE)                                             6,400              78
Sandvik AB                                            204,510           9,833
Securitas AB Series B (N)                              27,200             413
Skandia Forsakrings AB (N)                            503,970           2,512
Skandinaviska Enskilda Banken AB Class A (N)           37,200             694
Skanska AB Class B (N)                                 29,500             413
Ssab Svenskt Stal AB                                    5,600             167
Svenska Cellulosa AB Series B                          94,210           3,176
Svenska Handelsbanken Series A (N)                    100,949           2,301

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Swedish Match AB (N)                                    9,800             112
Tele2 AB Class B (N)                                   16,800             159
Telefonaktiebolaget LM Ericsson Series B            5,925,322          19,440
TeliaSonera AB (N)                                     78,500             383
Volvo AB Series A                                       6,000             238
Volvo AB Series B                                       4,400             181
                                                                 ------------
                                                                       53,616
                                                                 ------------

Switzerland - 6.5%
ABB, Ltd. (AE)                                        523,806           4,043
Ciba Specialty Chemicals AG                            67,951           3,903
Clariant AG                                           109,040           1,455
Compagnie Financiere Richemont AG Class A              95,266           3,625
Credit Suisse Group (N)                               425,308          18,814
Georg Fischer AG (AE)                                   1,251             387
Givaudan                                                1,560           1,006
Julius Baer Holding AG Class B                         21,647           1,678
Kuehne & Nagel International AG                        10,122           2,369
Lonza Group AG (N)                                     15,053             867
Micronas Semiconductor Holding AG (AE)                 25,200             854
Nestle SA (N)                                          90,670          26,988
Nobel Biocare Holding AG                                3,700             853
Novartis AG                                           292,811          15,751
PubliGroupe SA                                            241              69
Roche Holding AG                                      238,764          35,671
Sulzer AG (AE)                                          1,994             959
Swatch Group AG Class B (N)                               300              42
Swatch Group AG (AE)                                   61,926           1,760
Swiss Reinsurance                                      54,710           3,694
Swisscom AG                                             3,615           1,190
Syngenta AG (AE)                                       14,460           1,550
Synthes, Inc.                                          34,862           3,690
UBS AG (N)                                            276,374          23,460
Xstrata PLC (N)                                       189,346           4,334
Zurich Financial Services AG                            2,829             483
                                                                 ------------
                                                                      159,495
                                                                 ------------

Taiwan - 0.1%
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR                                                168,200           1,359
United Microelectronics Corp. - ADR (N)               580,458           1,695
                                                                 ------------
                                                                        3,054
                                                                 ------------

                                               International Securities Fund  57

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Thailand - 0.1%
Bangkok Bank PCL                                      619,000           1,566
                                                                 ------------
Turkey - 0.0%
Turkiye Garanti Bankasi AS (AE)                       130,300             388
                                                                 ------------

United Kingdom - 18.5%
3i Group PLC                                          315,555           4,234
Alliance & Leicester PLC                               18,300             270
Alliance Unichem PLC                                   66,000             901
Anglo American PLC                                    260,275           7,689
Arriva PLC                                              7,500              77
Associated British Foods PLC                          115,400           1,616
AstraZeneca PLC                                       287,049          12,882
Aviva PLC                                             722,651           8,533
AWG PLC                                                 4,000              68
BAA PLC                                               233,425           2,535
BAE Systems PLC                                     1,780,066          10,408
Barclays PLC                                        1,188,198          11,772
Barratt Developments PLC                               48,800             653
BG Group PLC                                        1,897,599          16,651
BHP Billiton PLC                                      346,900           5,111
BOC Group PLC                                         204,433           4,028
Boots Group PLC                                       818,623           8,919
BP PLC                                              3,075,734          34,041
BPB PLC (AE)                                           21,000             272
Bradford & Bingley PLC                                 69,200             426
Brambles Industries PLC                               827,796           4,781
British Airways PLC (AE)                              187,100           1,000
British American Tobacco PLC                          232,000           5,106
British Land Co. PLC                                  223,900           3,528
BT Group PLC                                        1,836,971           6,934
Burren Energy PLC                                      98,600           1,396
Cable & Wireless PLC                                  402,500             822
Capita Group PLC                                      142,300             982
Carnival PLC                                           45,442           2,305
Carphone Warehouse Group PLC                        1,073,423           3,725
Centrica PLC                                          771,110           3,257
Compass Group PLC                                      46,200             155
Corus Group PLC                                     1,195,466           1,011
Diageo PLC                                            527,844           7,802
easyJet PLC (AE)                                       73,500             387
EMI Group PLC                                       1,278,099           4,837
Friends Provident PLC                                 713,080           2,225
George Wimpey PLC                                     293,800           2,126
GKN PLC                                             1,201,109           5,916
GlaxoSmithKline PLC                                 1,235,763          32,149
Hanson PLC                                             43,500             441
HBOS PLC                                              965,279          14,251
Hilton Group PLC                                    1,102,061           6,614
HMV Group PLC                                         106,700             355
HSBC Holdings PLC                                     778,829          12,256
HSBC Holdings PLC (N)                                   8,277             130
Imperial Chemical Industries PLC                      237,000           1,206

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Imperial Tobacco Group PLC                            111,000           3,183
Inchcape PLC                                           29,500           1,075
Intercontinental Hotels Group PLC                     179,436           2,241
International Power PLC                               184,400             757
ITV PLC                                                60,000             110
J Sainsbury PLC                                     1,143,592           5,648
Kesa Electricals PLC                                   28,328             120
Land Securities Group PLC                              13,800             339
Legal & General Group PLC                             117,100             222
Lloyds TSB Group PLC                                1,270,237          10,414
Man Group PLC                                           3,100              84
Marks & Spencer Group PLC                             419,479           3,099
Meggitt PLC                                            88,000             471
Mitchells & Butlers PLC                               369,864           2,375
Next PLC                                              138,830           3,276
Northern Foods PLC                                     66,700             178
Old Mutual PLC                                        778,300           1,815
Persimmon PLC                                         107,000           1,633
Pilkington PLC                                        157,000             426
Prudential PLC                                        231,622           1,944
Punch Taverns PLC                                     159,540           2,063
Reckitt Benckiser PLC                                 552,346          16,691
Reed Elsevier PLC                                      25,300             231
Reuters Group PLC                                     546,300           3,472
Rexam PLC (N)                                         142,241           1,212
Rio Tinto PLC                                         418,223          15,975
Rolls-Royce Group PLC                               4,589,200             870
Royal & Sun Alliance Insurance Group PLC            1,166,414           1,988
Royal Bank of Scotland Group PLC                      485,470          13,441
Royal Dutch Shell PLC Class B                         311,252          10,154
Royal Dutch Shell PLC Class A (N)                     460,841          14,211
SABMiller PLC                                          82,400           1,554
Scottish & Southern Energy PLC                        203,800           3,536
Scottish Power PLC                                     34,700             340
Shire Pharmaceuticals PLC                              54,300             642
Smith & Nephew PLC                                    362,258           3,065
Smiths Group PLC                                      127,600           2,060
Somerfield PLC                                        175,000             603
Sportingbet PLC (N)                                   153,300             799
Standard Chartered PLC                                493,848          10,369
Tate & Lyle PLC (N)                                   332,500           2,727
Taylor Woodrow PLC                                    247,397           1,371
Tesco PLC                                           1,503,900           8,006
Trinity Mirror PLC                                     86,300             908
Unilever PLC                                          952,219           9,654
United Utilities PLC                                   56,400             622
Vodafone Group PLC                                  9,890,422          25,957
Whitbread PLC                                          81,334           1,352
William Hill PLC                                      551,334           5,213

 58  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WPP Group PLC                                          51,500             507
Yell Group PLC                                        269,288           2,108
                                                                 ------------
                                                                      457,894
                                                                 ------------

United States - 0.2%
Transocean, Inc. (AE)                                  47,900           2,754
Weatherford International, Ltd. (AE)                   21,800           1,364
                                                                 ------------
                                                                        4,118
                                                                 ------------
TOTAL COMMON STOCKS
(cost $1,873,360)                                                   2,242,367
                                                                 ------------
PREFERRED STOCKS - 0.2%
Brazil - 0.1%
Banco Itau Holding Financeira SA (AE)                  78,000           1,868
                                                                 ------------

Germany - 0.1%
Fresenius AG (N)                                       27,900           3,919
                                                                 ------------
Italy - 0.0%
Unipol SpA (N)                                        193,900             404
                                                                 ------------
TOTAL PREFERRED STOCKS
(cost $4,179)                                                           6,191
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Belgium - 0.0%
Bel 20 Index
   Nov 2005 3,033.10 (EUR) Call (9)                       356              54
                                                                 ------------
Switzerland - 0.0%
Swiss Market Index
   Dec 2005 6,913.06 (CHF) Put (31)                     1,662             120
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $174)                                                               174
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WARRANTS & RIGHTS - 0.1%
Luxembourg - 0.1%
Bharti Televentures (AE)
   2009 Warrants                                          142           1,108
Satyam Computer Services, Ltd. (AE)
   2007 Warrants                                          106           1,406
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $1,647)                                                           2,514
                                                                 ------------

SHORT-TERM INVESTMENTS - 8.3%
United States - 8.3%
Frank Russell Investment Company Money Market
   Fund                                           186,783,000         186,783
United States Treasury Bills (z)(sec.)
   3.373% due 12/08/05 (c)                             10,000           9,966
   3.520% due 01/05/06                                  7,000           6,939
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $203,705)                                                       203,688
                                                                 ------------

OTHER SECURITIES - 22.0%
Frank Russell Investment Company Money Market
   Fund (X)                                       177,753,314         177,753
State Street Securities Lending Quality Trust
   (X)                                            364,199,745         364,200
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $541,953)                                                       541,953
                                                                 ------------

TOTAL INVESTMENTS - 121.5%
(identified cost $2,625,018)                                        2,996,887

OTHER ASSETS AND LIABILITIES,
NET - (21.5%)                                                        (529,330)
                                                                 ------------

NET ASSETS - 100.0%                                                 2,467,557
                                                                 ============

               A portion of the portfolio has been fair valued as of period end.

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  59

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands)
   expiration date 11/05 (210)                             19,808                115

CAC-40 Index (France)
   expiration date 11/05 (296)                             15,740                 38
   expiration date 12/05 (227)                             12,065               (129)
DAX Index (Germany)
   expiration date 12/05 (176)                             25,966               (150)
EUR STOXX 50 Index (EMU)
   expiration date 12/05 (1,005)                           39,904               (505)

FTSE-100 Index (UK)
   expiration date 12/05 (473)                             44,567               (489)

Hang Seng Index (Hong Kong)
   expiration date 11/05 (41)                               3,804                 (9)

OMX Stockholm 30 Index (Sweden)
   expiration date 11/05 (942)                             10,448                109

SPI 200 Index (Australia)
   expiration date 12/05 (120)                              9,992                (85)

TOPIX Index (Japan)
   expiration date 12/05 (453)                             56,428              4,721

Short Positions
FTSE-100 Index (UK)
   expiration date 12/05 (217)                             20,446                198

Hang Seng Index (Hong Kong)
   expiration date 11/05 (33)                               3,061                  8

IBEX Plus Index (Spain)
   expiration date 11/05 (64)                               8,027                 58

MIB-30 (Italy)
   expiration date 12/05 (38)                               7,457                339

SPI 200 Index (Australia)
   expiration date 12/05 (176)                             14,655                152
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      4,371
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Switzerland
Swiss Market Index
   Dec 2005 6,913.06 (CHF) Call (31)                        1,662               (152)

Belgium
Bel 20 Index Futures
   Nov 2005 3,303.10 (EUR) Put (9)                            356                (58)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $174)                                                     (210)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 60  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              95      AUD           126    11/01/05                 (1)
USD             372      AUD           500    12/21/05                  1
USD             374      AUD           500    12/21/05                 (1)
USD             382      AUD           500    12/21/05                 (9)
USD             524      AUD           700    12/21/05                 (1)
USD           1,948      AUD         2,549    12/21/05                (46)
USD           1,949      AUD         2,549    12/21/05                (46)
USD           5,843      AUD         7,648    12/21/05               (135)
USD           6,813      AUD         8,923    12/21/05               (154)
USD           6,815      AUD         8,923    12/21/05               (156)
USD           8,760      AUD        11,472    12/21/05               (199)
USD           8,905      AUD        11,600    12/21/05               (249)
USD          10,663      AUD        13,958    12/21/05               (246)
USD             141      CHF           180    11/01/05                 (2)
USD           1,057      CHF         1,355    11/02/05                 (6)
USD             975      CHF         1,257    11/03/05                 --
USD              97      CHF           123    12/21/05                 (2)
USD             294      CHF           374    12/21/05                 (2)
USD           2,055      CHF         2,604    12/21/05                (25)
USD              23      DKK           140    12/02/05                 --
USD             276      DKK         1,690    12/02/05                 (4)
USD              15      DKK            89    12/21/05                 --
USD              70      DKK           432    12/21/05                 (1)
USD             577      DKK         3,524    12/21/05                 (9)
USD              68      EUR            57    11/01/05                 --
USD             810      EUR           668    11/01/05                (10)
USD              14      EUR            12    11/02/05                 --
USD             968      EUR           803    11/02/05                 (6)
USD             222      EUR           185    11/03/05                 --
USD             401      EUR           330    12/02/05                 (5)
USD           3,917      EUR         3,220    12/02/05                (52)
USD             603      EUR           500    12/21/05                 (2)
USD           1,216      EUR         1,000    12/21/05                (14)
USD           1,830      EUR         1,500    12/21/05                (28)
USD           2,394      EUR         2,000    12/21/05                 10
USD           4,210      EUR         3,500    12/21/05                 (3)
USD           4,810      EUR         4,000    12/21/05                 (3)
USD           6,042      EUR         5,000    12/21/05                (33)
USD          69,686      EUR        56,500    12/21/05             (1,784)
USD           1,090      GBP           611    11/01/05                 (8)
USD           1,146      GBP           642    11/01/05                 (9)
USD             138      GBP            78    11/02/05                 (1)
USD             904      GBP           510    11/02/05                 (2)
USD             161      GBP            90    12/02/05                 (1)
USD           1,196      GBP           670    12/02/05                (10)

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             541      GBP           300    12/21/05                (10)
USD             879      GBP           500    12/21/05                  5
USD           1,747      GBP         1,000    12/21/05                 23
USD           1,759      GBP         1,000    12/21/05                 10
USD           1,759      GBP         1,000    12/21/05                 10
USD           2,677      GBP         1,500    12/21/05                (23)
USD          27,419      GBP        15,214    12/21/05               (503)
USD          41,150      GBP        22,600    12/21/05             (1,167)
USD               8      HKD            61    11/01/05                 --
USD              60      HKD           469    12/21/05                 --
USD             944      HKD         7,328    12/21/05                  1
USD               3      JPY           373    11/01/05                 --
USD               4      JPY           440    11/01/05                 --
USD              14      JPY         1,661    11/01/05                 --
USD              14      JPY         1,663    11/01/05                 --
USD              77      JPY         8,830    11/01/05                 (1)
USD              89      JPY        10,198    11/01/05                 (1)
USD              98      JPY        11,266    11/01/05                 (1)
USD             564      JPY        65,048    11/01/05                 (5)
USD               4      JPY           431    11/02/05                 --
USD              33      JPY         3,782    11/02/05                 --
USD              68      JPY         7,785    11/02/05                 (1)
USD              83      JPY         9,565    11/02/05                 (1)
USD             122      JPY        14,077    11/02/05                 (1)
USD             232      JPY        26,924    11/02/05                 --
USD               4      JPY           430    11/04/05                 --
USD               7      JPY           766    11/04/05                 --
USD              42      JPY         4,862    11/04/05                 --
USD             176      JPY        20,420    11/04/05                 --
USD             405      JPY        47,071    11/04/05                 --
USD             838      JPY        97,384    11/04/05                 (2)
USD             442      JPY        50,000    12/21/05                (10)
USD             442      JPY        50,000    12/21/05                (10)
USD             711      JPY        78,343    12/21/05                (34)
USD             870      JPY       100,000    12/21/05                 (6)
USD             873      JPY       100,000    12/21/05                 (8)
USD             892      JPY       100,000    12/21/05                (28)
USD           1,781      JPY       200,000    12/21/05                (53)
USD           2,262      JPY       255,704    12/21/05                (52)
USD           2,629      JPY       300,000    12/21/05                (36)
USD           5,241      JPY       600,000    12/21/05                (56)
USD           8,375      JPY       945,878    12/21/05               (201)
USD          37,049      JPY     4,050,000    12/21/05             (2,046)
USD              64      NOK           410    12/02/05                 (1)
USD             533      NOK         3,420    12/02/05                 (7)

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  61

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD          29,754      NOK       190,056    12/21/05               (473)
USD           6,913      NZD         9,928    12/21/05                  3
USD              68      SGD           113    12/21/05                 (1)
USD             758      SGD         1,276    12/21/05                 (3)
USD             821      SGD         1,382    12/21/05                 (3)
USD           1,303      SGD         2,194    12/21/05                 (5)
USD           2,273      SGD         3,828    12/21/05                 (8)
USD           2,273      SGD         3,828    12/21/05                 (8)
USD           2,815      SGD         4,719    12/21/05                (23)
USD           2,815      SGD         4,719    12/21/05                (23)
USD           2,816      SGD         4,719    12/21/05                (24)
USD           2,830      SGD         4,745    12/21/05                (23)
AUD             576      USD           430    11/04/05                 --
AUD             417      USD           314    12/21/05                  2
AUD             500      USD           384    12/21/05                 11
AUD           1,000      USD           750    12/21/05                  4
AUD           1,273      USD           963    12/21/05                 13
AUD           1,273      USD           963    12/21/05                 13
AUD           1,527      USD         1,155    12/21/05                 15
AUD          18,891      USD        14,432    12/21/05                333
CAD             267      USD           227    11/01/05                  2
CAD           1,070      USD           914    11/01/05                  8
CAD             141      USD           119    11/03/05                 --
CHF             410      USD           322    11/01/05                  4
CHF             990      USD           770    12/02/05                 --
CHF           1,180      USD           910    12/02/05                 (8)
CHF           1,773      USD         1,388    12/21/05                  7
DKK           1,620      USD           259    12/02/05                 (1)
DKK           1,690      USD           273    12/02/05                  2
DKK               8      USD             1    12/21/05                 --
EUR             639      USD           775    11/01/05                  9
EUR             668      USD           810    11/01/05                 10
EUR             106      USD           128    11/02/05                  1
EUR             275      USD           330    11/02/05                  1
EUR           2,820      USD         3,368    12/02/05                (18)
EUR           3,220      USD         3,888    12/02/05                 22
EUR             944      USD         1,157    12/21/05                 22
EUR           1,361      USD         1,648    12/21/05                 13
EUR           1,500      USD         1,842    12/21/05                 39
EUR           2,538      USD         3,071    12/21/05                 21
EUR           9,000      USD        10,825    12/21/05                  9
EUR          31,981      USD        39,023    12/21/05                588
GBP              39      USD            69    11/03/05                 --
GBP             121      USD           215    11/03/05                 --
GBP             717      USD         1,269    11/03/05                 --

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
GBP             670      USD         1,186    12/02/05                 --
GBP             790      USD         1,385    12/02/05                (13)
GBP             500      USD           905    12/21/05                 20
GBP           1,804      USD         3,197    12/21/05                  6
GBP           2,039      USD         3,611    12/21/05                  3
GBP           2,486      USD         4,403    12/21/05                  4
GBP           3,819      USD         6,890    12/21/05                133
GBP           3,823      USD         6,772    12/21/05                  8
GBP           3,840      USD         6,926    12/21/05                131
GBP           4,000      USD         6,975    12/21/05               (101)
GBP           6,620      USD        11,948    12/21/05                237
GBP           7,129      USD        12,869    12/21/05                257
GBP          10,005      USD        17,764    01/31/06                 66
HKD             453      USD            58    11/01/05                 --
HKD             791      USD           102    11/01/05                 --
HKD             231      USD            30    11/02/05                 --
HKD             897      USD           116    11/02/05                 --
HKD              89      USD            11    12/21/05                 --
HKD           1,055      USD           136    12/21/05                 --
HUF          50,614      USD           243    11/04/05                  1
IDR         870,787      USD            85    11/10/05                 (1)
JPY           2,238      USD            19    11/01/05                 --
JPY           2,995      USD            26    11/01/05                 --
JPY           5,921      USD            51    11/01/05                  1
JPY          19,450      USD           169    11/01/05                  2
JPY           2,619      USD            23    11/02/05                 --
JPY           7,743      USD            67    11/02/05                  1
JPY          43,648      USD           377    11/02/05                  3
JPY             731      USD             6    11/04/05                 --
JPY           2,782      USD            24    11/04/05                 --
JPY           2,995      USD            26    11/04/05                 --
JPY           3,816      USD            33    11/04/05                 --
JPY         419,740      USD         3,697    12/02/05                 79
JPY         100,000      USD           908    12/21/05                 44
JPY         246,230      USD         2,138    12/21/05                 10
JPY         508,832      USD         4,588    12/21/05                190
JPY         800,000      USD         7,033    12/21/05                119
JPY       1,017,663      USD         9,175    12/21/05                378
JPY       1,474,409      USD        13,300    12/21/05                558
NOK           3,083      USD           476    11/02/05                  2
NOK           3,410      USD           517    12/02/05                 (8)
NOK           3,420      USD           527    12/02/05                  1
NOK          12,733      USD         2,000    12/21/05                 38
NOK          19,687      USD         3,092    12/21/05                 59
NOK          21,132      USD         3,241    12/21/05                (15)

See accompanying notes which are an integral part of the financial statements.

 62  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
NOK          21,646      USD         3,399    12/21/05                 64
NOK          35,704      USD         5,476    12/21/05                (25)
NZD           3,070      USD         2,118    12/21/05                (21)
NZD           6,858      USD         4,739    12/21/05                (38)
SEK           3,714      USD           473    11/01/05                  6
SEK           1,316      USD           167    11/02/05                  1
SEK             715      USD            90    11/03/05                 --
SEK           3,967      USD           498    11/03/05                 --
SEK           1,570      USD           203    12/02/05                  5
SEK           2,920      USD           375    12/02/05                  7
SEK             198      USD            25    12/21/05                 --
SEK             884      USD           116    12/21/05                  5
SEK           2,026      USD           264    12/21/05                  9
SEK          53,618      USD         7,015    12/21/05                257
SGD             100      USD            59    12/21/05                 --
TRY             120      USD            88    11/02/05                 --
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                              (4,455)
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  63

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                                                                             APPRECIATION
        FUND RECEIVES                COUNTER        NOTIONAL           FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY          AMOUNT          FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------

MSCI Austria                                                    1 Month EUR LIBOR
   Local Net Total Return
   Index                         Merrill Lynch      EUR     990   plus 0.40%                 01/23/06                    14

MSCI Austria                                                    1 Month EUR LIBOR
   Local Net Total Return
   Index                         Merrill Lynch      EUR     933   plus 0.40%                 01/26/06                    13

MSCI Belgium                                                    1 Month EUR LIBOR
   Local Net Total Return
   Index                         Merrill Lynch      EUR     956   minus 0.40%                01/18/06                   (13)

MSCI Denmark                                                    1 Month DKK CIBOR
   Local Net Total Return
   Index                         Merrill Lynch      DKK   8,014   plus 0.40%                 01/23/06                    24

MSCI Norway                                                     1 Month NOK NIBOR
   Local Net Total Return
   Index                         Merrill Lynch      NOK  64,729   plus 0.40%                 01/23/06                   460
                                                                                                           ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts (a)                                           498
                                                                                                           ================

INDUSTRY DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Auto and Transportation                                   5.7         141,981
Consumer Discretionary                                    8.0         205,736
Consumer Staples                                          6.9         169,887
Financial Services                                       23.4         556,608
Health Care                                               7.4         187,066
Integrated Oils                                           7.2         171,891
Materials and Processing                                  9.2         237,428
Miscellaneous                                             1.0          22,143
Other Energy                                              1.8          46,543
Producer Durables                                         6.1         155,875
Technology                                                4.7         108,881
Utilities                                                 9.5         238,328
Preferred Stock                                           0.2           6,191
Options Purchased                                          --             174
Warrants & Rights                                         0.1           2,514
Short-Term Investments                                    8.3         203,688
Other Securities                                         22.0         541,953
                                                 ------------    ------------

Total Investments                                       121.5       2,996,887
Other Assets and Liabilities, Net                       (21.5)       (529,330)
                                                 ------------    ------------

Net Assets                                              100.0       2,467,557
                                                 ============    ============

GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                    0.2           4,166
Asia                                                      8.1         196,907
Europe                                                   39.1         967,897
Japan                                                    21.9         539,539
Latin America                                             1.2          29,429
Middle East                                               0.3           6,787
Other Regions                                            10.2         252,315
United Kingdom                                           18.5         457,894
Other Securities                                         22.0         541,953
                                                 ------------    ------------

Total Investments                                       121.5       2,996,887
Other Assets and Liabilities, Net                       (21.5)       (529,330)
                                                 ------------    ------------

Net Assets                                              100.0       2,467,557
                                                 ============    ============

See accompanying notes which are an integral part of the financial statements.

 64  International Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
Australia                                                     3.7
Austria                                                       0.4
Belgium                                                       0.9
Brazil                                                        0.3
Canada                                                        1.8
China                                                          --*
Denmark                                                       0.3
Finland                                                       1.0
France                                                        9.8
Germany                                                       5.7
Greece                                                        0.3
Hong Kong                                                     1.9
Hungary                                                       0.3
Indonesia                                                     0.1
Ireland                                                       0.6
Israel                                                        0.3
Italy                                                         2.7
Japan                                                        21.9
Luxembourg                                                    0.5
Mexico                                                        0.8
Netherlands                                                   3.4
New Zealand                                                   0.2
Norway                                                        0.7
Poland                                                         --*
Portugal                                                      0.1
Singapore                                                     1.0
South Africa                                                  0.2
South Korea                                                   0.9
Spain                                                         3.5
Sweden                                                        2.2
Switzerland                                                   6.5
Taiwan                                                        0.1
Thailand                                                      0.1
Turkey                                                         --*
United Kingdom                                               18.5
United States                                                 0.2
Preferred Stocks                                              0.2
Options Purchased                                              --*
Warrants & Rights                                             0.1
Short-Term Investments                                        8.3
Other Securities                                             22.0
                                                  ---------------
Total Investments                                           121.5
Other Assets and Liabilities, Net                           (21.5)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2
Options Written                                               (--*)
Foreign Currency Exchange Contracts                          (0.2)
Index Swap Contracts                                           --*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                               International Securities Fund  65

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                 EMERGING MARKETS - CLASS S                MSCI EMF **
                                                                 --------------------------                -----------
*                                                                          10000                              10000
1996                                                                       11081                              10648
1997                                                                       11045                               9745
1998                                                                        7761                               6725
1999                                                                        9339                               9727
2000                                                                        8743                               8870
2001                                                                        6654                               6789
2002                                                                        7048                               7362
2003                                                                       10449                              10951
2004                                                                       12667                              13076
2005                                                                       17144                              17566

Emerging Markets Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 35.27%
5 Years                                14.42%S
10 Years                                5.54%S

Emerging Markets Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 34.94%
5 Years                                14.20%S
10 Years                                5.39%S

Emerging Markets Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 33.98%
5 Years                                13.40%S
10 Years                                4.88%S

MSCI Emerging Markets Free Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 34.34%
5 Years                                14.64%S
10 Years                                5.80%S

 66  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Emerging Markets Fund Class S, Class E and Class C Shares gained 35.27%, 34.94% and 33.98%, respectively. This compared to the MSCI Emerging Markets Index(SM), which gained 34.34% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) Emerging Markets Funds Average returned 32.17%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The strength of energy stocks over the period did not have a significant effect on Fund performance given the Fund's neutral position relative to the benchmark; however; stock selection within the energy sector was positive. Exposure to other cyclical stocks also benefited the Fund, as did an underweight in information technology stocks. An overweight position to Egypt was also a positive contributor to the Fund's performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's outperformance relative to the benchmark was a result of both strong country allocation and stock selection. All but one of the Fund's money managers were underweight Taiwan. This weighting, together with strong stock selection in Mexico, were the two biggest positive contributors to the Fund's performance in the period. Wells Capital Management Incorporated and Genesis Asset Managers, LLP had strong stock selection in Mexico. Egypt, a beneficiary of improving fundamentals and good economic data, was another source of excess returns. T. Rowe Price International, Inc. and Genesis added value to the Fund by being overweight to Egypt.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's money managers tended to outperform in months of strong gains for the emerging markets and generally kept pace with the index in weaker periods. These results were aided by strong sell disciplines and portfolio repositioning by the Fund's money managers, which allowed money managers to lock in gains.

Over the first few months of the fiscal year, value stocks outperformed, providing a favorable environment for value manager Alliance Capital Management, L.P. Alliance's strong performance in the early part of the fiscal year was largely due to stock selection in Korea, Mexico, India and South Africa. Country allocation decisions also added to Alliance's performance, particularly through underweighting Taiwan.

As the year progressed, growth and quality-oriented strategies gained favor in the market. In this environment, growth manager T. Rowe Price delivered good results. Its overweight position in Egypt, the top-performing country in the index, was the largest positive contributor to performance. T. Rowe Price also added value through strong stock selection in India and Turkey.

Market-oriented manager Arrowstreet Capital, L.P. also outperformed, helped by the momentum factors in its model. Focus on improving momentum led Arrowstreet to overweight Pakistan and Brazil and underweight Taiwan, and these actions contributed positively to the Fund's performance in the fiscal year.

The Fund's policy of being fully invested helped it keep pace with a strong performing market.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                       Emerging Markets Fund  67

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Alliance Capital Management, L.P.,
   through its Bernstein Investment
   Research & Management Unit               Value
Arrowstreet Capital, L.P.                   Market-Oriented
Genesis Asset Managers, LLP                 Market-Oriented
T. Rowe Price International, Inc.           Growth
Wells Capital Management Incorporated       Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Emerging Markets Fund Class S assumes initial investment on November 1,
      1995.

** The Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

++++ Emerging Markets Fund Class S performance has been linked with Class E to provide historical perspective. For the period September 22, 1998 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Emerging Markets Fund Class S and Class E performance has been linked with
      Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 68  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,176.10      $     1,011.34
Expenses Paid During
Period*                       $        15.08      $        13.94

* Expenses are equal to the Fund's annualized expense ratio of 2.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,180.20      $     1,015.07
Expenses Paid During
Period*                       $        11.05      $        10.21

* Expenses are equal to the Fund's annualized expense ratio of 2.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,181.60      $     1,016.38
Expenses Paid During
Period*                       $         9.62      $         8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                       Emerging Markets Fund  69

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 87.5%
Argentina - 0.1%
Acindar Industria Argentina de Aceros SA (AE)         155,000             261
Central Costanera SA Class T (AE)                     233,100             325
IRSA Inversiones y Representaciones SA (AE)                 6              --
IRSA Inversiones y Representaciones SA - GDR
   (AE)(N)                                             15,500             179
                                                                 ------------
                                                                          765
                                                                 ------------

Bermuda - 0.1%
Credicorp, Ltd. (N)                                    21,200             558
                                                                 ------------

Brazil - 7.1%
Banco do Brasil SA                                     36,400             669
Brasil Telecom Participacoes SA - ADR (N)              61,000           2,538
Braskem SA - ADR (AE)                                  42,079             715
Cia Brasileira de Distribuicao Grupo Pao de
   Acucar - ADR (N)                                    39,800           1,097
Cia de Bebidas das Americas - ADR (N)                  30,000           1,065
Cia de Bebidas das Americas - ADR                       4,820             135
Cia de Saneamento Basico do Estado de Sao Paulo    27,260,000           1,742
Cia Siderurgica Nacional SA                           180,333           3,464
Cia Vale do Rio Doce                                   43,700           1,808
Cia Vale do Rio Doce - ADR                            244,400           9,264
EDP - Energias do Brasil SA (AE)                       62,000             617
Empresa Brasileira de Aeronautica SA - ADR             22,000             854
Gerdau SA - ADR (N)                                   277,100           3,760
Gol Linhas Aereas Inteligentes SA - ADR (N)            13,300             461
Natura Cosmeticos SA                                  119,563           4,732
Petroleo Brasileiro SA                                280,156           4,435
Petroleo Brasileiro SA - ADR                          220,900          13,509
Tele Centro Oeste Celular Participacoes SA              1,064               9
Tele Centro Oeste Celular Participacoes SA - ADR
   (N)                                                 58,600             530
Tele Norte Leste Participacoes SA                      51,606           1,235
Tele Norte Leste Participacoes SA - ADR (N)           178,400           3,158
Unibanco - Uniao de Bancos Brasileiros SA - GDR        77,000           4,027
                                                                 ------------
                                                                       59,824
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Chile - 0.2%
Banco de Credito e Inversiones                         11,200             282
Coca-Cola Embonor SA - ADR (AE)(A)                    107,000             845
Embotelladora Andina SA Class B                        58,700             819
                                                                 ------------
                                                                        1,946
                                                                 ------------

China - 4.3%
Bank of Communications Co., Ltd. Class H (AE)       9,129,534           3,748
China Petroleum & Chemical Corp. Class H           14,665,254           5,891
China Shenhua Energy Co., Ltd. Class H (AE)         4,925,700           5,411
China Telecom Corp., Ltd. Class H                   1,648,000             537
Datang International Power Generation Co., Ltd.
   Class H                                            804,000             571
Huadian Power International Co. Class H               226,000              57
Jiangsu Express Class H                             1,579,400             835
Maanshan Iron & Steel Class H                         910,000             274
PetroChina Co., Ltd. Class H                       15,331,176          11,732
PetroChina Co., Ltd. - ADR (N)                         20,040           1,538
Ping An Insurance Group Co. of China, Ltd. Class
   H                                                1,044,500           1,674
Semiconductor Manufacturing International Corp.
   (AE)                                             2,698,400             360
Sinopec Shanghai Petrochemical Co., Ltd. Class H    3,189,000             970
Sinopec Yizheng Chemical Fibre Co., Ltd. Class H      628,000              95
Travelsky Technology, Ltd. Class H                    200,000             173
Yanzhou Coal Mining Co., Ltd. Class H               2,704,000           1,737
Zijin Mining Group Co., Ltd. Class H                  580,000             183
ZTE Corp. Class H                                     190,600             564
                                                                 ------------
                                                                       36,350
                                                                 ------------

Colombia - 0.4%
BanColombia SA                                        145,000             790
BanColombia SA - ADR (N)                               87,600           2,076
Inversiones Nacionales de Chocolates SA                54,121             220
                                                                 ------------
                                                                        3,086
                                                                 ------------

Croatia - 0.1%
Pliva DD - GDR                                         94,900           1,257
                                                                 ------------

 70  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ecuador - 0.3%
Holcim Ecuador SA - GDR (A)                            72,000           2,419
Holcim Ecuador SA - ADR (A)                            10,500             347
                                                                 ------------
                                                                        2,766
                                                                 ------------

Egypt - 2.3%
Commercial International Bank                         192,393           1,850
Commercial International Bank - GDR                    15,600             147
Egyptian Co. for Mobile Services                      151,932           5,017
Orascom Construction Industries                       246,364           8,342
Orascom Telecom Holding SAE                            16,570           1,649
Orascom Telecom Holding SAE - GDR (N)                   2,062             101
Vodafone Egypt Telecommunications SAE                 131,295           2,077
                                                                 ------------
                                                                       19,183
                                                                 ------------

Hong Kong - 2.4%
Beijing Enterprises Holdings, Ltd.                    150,000             230
Brilliance China Automotive Holdings, Ltd.            770,000             102
China Insurance International Holdings Co., Ltd.    1,350,000             488
China Mobile Hong Kong, Ltd.                        1,459,500           6,531
China Mobile Hong Kong, Ltd. - ADR (N)                 31,400             705
China Netcom Group Corp. Hong Kong, Ltd.              969,000           1,532
China Overseas Land & Investment, Ltd.              8,846,800           2,717
China Resources Power Holdings Co.                  2,636,000           1,585
China Unicom, Ltd.                                    724,000             556
Citic Pacific, Ltd.                                   145,000             377
CNOOC, Ltd.                                           931,500             605
Kingboard Chemical Holdings, Ltd.                     126,000             268
Luen Thai Holdings, Ltd.                              924,000             245
Silver Grant International                             48,000              12
Solomon Systemtech International, Ltd.              2,231,000             822
Techtronic Industries Co.                           1,243,800           3,069
Tom Group, Ltd. (AE)                                1,326,000             239
                                                                 ------------
                                                                       20,083
                                                                 ------------

Hungary - 2.3%
Magyar Telekom Rt.                                    534,545           2,538
Mol Magyar Olaj- es Gazipari Rt.                       71,971           6,712

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mol Magyar Olaj- es Gazipari Rt. - GDR                 28,400           2,620
OTP Bank Rt.                                          216,662           7,826
                                                                 ------------
                                                                       19,696
                                                                 ------------

India - 4.2%
Allahabad Bank                                        243,535             427
Andhra Bank                                           429,000             828
Arvind Mills, Ltd.                                    250,100             588
Ballarpur Industries, Ltd.                            115,100             264
Bank of Baroda                                        220,000           1,071
Bank of India                                          44,300             105
Bharti Televentures (AE)                              193,000           1,383
Chennai Petroleum Corp., Ltd.                         151,660             805
GAIL India, Ltd. - GDR (N)                             59,000           1,829
Genesis Indian Investment Co. (AE)                    670,419          16,807
I-Flex Solutions, Ltd.                                 41,900             829
Indian Overseas Bank                                  165,900             335
Infosys Technologies, Ltd.                             27,000           1,514
National Thermal Power Corp., Ltd.                    592,100           1,278
Oriental Bank of Commerce                             111,000             594
Petronet LNG, Ltd. (AE)                               804,000           1,036
PTC India, Ltd.                                       276,519             284
State Bank of India, Ltd. - GDR                        72,210           3,116
Suzlon Energy, Ltd. (AE)                               40,065             639
Union Bank Of India                                   118,000             297
Videsh Sanchar Nigam, Ltd.                            258,600           1,669
                                                                 ------------
                                                                       35,698
                                                                 ------------

Indonesia - 3.1%
Aneka Tambang Tbk PT                                4,667,646           1,190
Astra Agro Lestari Tbk PT                             244,789             130
Astra International Tbk PT                          4,153,777           3,821
Bank Central Asia Tbk PT                            5,909,181           1,885
Bank Danamon Indonesia Tbk PT                       1,754,700             681
Bank Mandiri Persero Tbk PT                        31,287,503           4,088
Bank Rakyat Indonesia                              28,587,272           6,932
Bumi Resources Tbk PT                              11,399,809             878
Indonesian Satellite Corp. Tbk PT                   1,273,500             613
Ramayana Lestari Sentosa Tbk PT                     6,547,500             466
Telekomunikasi Indonesia Tbk PT                    11,316,700           5,668
                                                                 ------------
                                                                       26,352
                                                                 ------------

Israel - 1.7%
Bank Hapoalim, Ltd.                                   974,800           3,732
Bank Leumi Le-Israel BM                             1,280,902           4,181
Check Point Software Technologies (AE)                 94,600           2,115
Discount Investment Corp.                              19,366             430
IDB Development Corp., Ltd.                            11,903             337

                                                       Emerging Markets Fund  71

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Israel Chemicals, Ltd.                                 98,129             372
Lipman Electronic Engineering, Ltd.                    30,000             667
Orbotech, Ltd. (AE)                                    30,200             656
Teva Pharmaceutical Industries, Ltd. - ADR (N)         52,800           2,013
                                                                 ------------
                                                                       14,503
                                                                 ------------

Luxembourg - 0.8%
Quilmes Industrial SA - ADR (N)(A)                      5,027             157
Tenaris SA                                                  1              --
Tenaris SA - ADR                                       59,668           6,554
                                                                 ------------
                                                                        6,711
                                                                 ------------
Malaysia - 1.2%
AirAsia BHD (AE)                                      425,900             180
Astro All Asia Networks PLC                           890,700           1,298
CIMB BHD                                              665,666           1,085
Hong Leong Bank BHD                                   177,700             247
IJM Corp. BHD                                         357,200             454
IOI Corp. BHD                                         457,200           1,585
Magnum Corp. BHD                                    2,334,500           1,218
Malakoff BHD                                          500,600           1,041
Malaysia International Shipping Corp. BHD             293,400             738
MK Land Holdings BHD                                1,015,200             199
OYL Industries BHD                                  1,317,800           1,062
PLUS Expressways BHD                                  765,000             620
Proton Holdings BHD                                    24,000              49
TAN Chong Motor Holdings BHD                          908,000             378
Tenaga Nasional BHD                                    39,100             104
                                                                 ------------
                                                                       10,258
                                                                 ------------
Mexico - 6.7%
Alfa SA de CV Class A                                 427,900           2,484
America Movil SA de CV Series L                       379,400           9,959
Cemex SA de CV (AE)                                 2,471,054          12,844
Cemex SA de CV - ADR                                   57,000           2,968
Fomento Economico Mexicano SA de CV - ADR (AE)         85,824           5,835
Grupo Aeroportuario del Sureste SA de CV - ADR         14,900             484
Grupo Financiero Banorte SA de CV Class O             435,300           3,711
Grupo Mexico SA de CV Series B                        690,686           1,332
Grupo Modelo SA                                     1,046,700           3,213
Grupo Televisa SA - ADR                                58,873           4,304
Organizacion Soriana SA de CV Class B (AE)            174,100             681
Telefonos de Mexico SA de CV Series L                 238,700           4,817

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Urbi Desarrollos Urbanos SA de CV (AE)                176,300           1,112
Wal-Mart de Mexico SA de CV Series V                  649,959           3,164
                                                                 ------------
                                                                       56,908
                                                                 ------------

Pakistan - 1.1%
Engro Chemical Pakistan, Ltd.                       1,047,300           2,733
Fauji Fertilizer Co., Ltd.                          1,423,020           3,224
ICI Pakistan, Ltd.                                    265,200             507
Pakistan Petroleum, Ltd.                               72,500             241
Pakistan Telecommunication Co., Ltd.                2,781,923           2,664
                                                                 ------------
                                                                        9,369
                                                                 ------------

Philippines - 0.4%
Globe Telecom, Inc.                                    47,200             605
Philippine Long Distance Telephone                     86,000           2,613
                                                                 ------------
                                                                        3,218
                                                                 ------------

Russia - 4.7%
LUKOIL - ADR (N)                                      451,602          24,838
Mobile Telesystems - ADR                              144,000           5,327
NovaTek OAO - GDR (AE)(A)                             105,700           2,326
OAO Gazprom - ADR                                      47,400           2,801
Promstroibank State Petersburg (AE)                   696,000             773
Pyaterochka Holding NV - GDR (AE)(N)                   86,600           1,697
RBC Information Systems (AE)                          111,100             603
Sberbank RF                                             1,350           1,200
Tatneft - ADR (N)                                       4,300             273
                                                                 ------------
                                                                       39,838
                                                                 ------------

South Africa - 10.2%
ABSA Group, Ltd.                                      273,675           3,629
Aeci, Ltd.                                             98,900             724
African Bank Investments, Ltd.                        288,600             861
Alexander Forbes, Ltd.                                323,600             684
AngloGold Ashanti, Ltd.                                15,500             609
AngloGold Ashanti, Ltd. - ADR (N)                      32,434           1,268
Aveng, Ltd.                                           424,706           1,067
Barloworld, Ltd.                                      228,960           3,585
Bidvest Group, Ltd.                                    62,437             837
City Lodge Hotels, Ltd.                                10,927              60
Consol, Ltd.                                          460,900             745
Edgars Consolidated Stores, Ltd.                      717,880           3,191
FirstRand, Ltd.                                     1,224,306           2,881
Foschini, Ltd.                                        119,945             764
Impala Platinum Holdings, Ltd.                         45,544           4,971
Imperial Holdings, Ltd. (AE)                          184,276           3,431
Investec, Ltd.                                         30,000           1,078

 72  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JD Group, Ltd.                                        222,741           2,382
Kumba Resources, Ltd.                                 128,400           1,898
Massmart Holdings, Ltd.                                91,300             705
Medi-Clinic Corp., Ltd.                               175,000             509
MTN Group, Ltd.                                       850,800           6,337
Murray & Roberts Holdings, Ltd.                       305,000             877
Nampak, Ltd.                                          128,696             298
Naspers, Ltd. Class N                                 364,308           5,256
Network Healthcare Holdings, Ltd. (AE)              1,165,000           1,120
Pick'n Pay Stores, Ltd.                               187,300             765
Reunert, Ltd.                                          35,300             243
Sanlam, Ltd.                                        2,404,140           4,426
Sasol, Ltd.                                           386,454          12,335
Standard Bank Group, Ltd.                           1,058,408          10,911
Sun International, Ltd.                                72,337             819
Telkom SA, Ltd.                                        89,579           1,692
Tiger Brands, Ltd.                                    103,718           2,072
Truworths International, Ltd.                         702,900           1,990
VenFin, Ltd.                                          249,100           1,356
                                                                 ------------
                                                                       86,376
                                                                 ------------

South Korea - 16.5%
Amorepacific Corp.                                      6,670           1,988
Cheil Communications, Inc.                              3,320             612
Daelim Industrial Co.                                  45,680           2,669
Daewoo Engineering & Construction Co., Ltd.             4,190              42
Dongkuk Steel Mill Co., Ltd.                           19,810             359
GS Engineering & Construction Corp.                    16,880             724
Hankook Tire Co., Ltd.                                205,597           2,470
Hanwha Chemical Corp.                                 186,210           1,986
Honam Petrochemical Corp.                              26,400           1,286
Hyosung Corp.                                          23,210             271
Hyundai Development Co.                                40,520           1,480
Hyundai Heavy Industries                                8,920             583
Hyundai Mobis                                          70,300           5,612
Hyundai Motor Co.                                     107,710           7,945
Industrial Bank of Korea (N)                          202,000           2,414
INI Steel Co.                                          28,720             640
KCC Corp.                                               9,814           1,891
Kookmin Bank                                          193,306          11,091
Kookmin Bank - ADR                                      4,200             245
Korea Electric Power Corp.                            217,510           7,095
Korea Electric Power Corp. - ADR (N)                   90,360           1,476
Korean Air Lines Co., Ltd.                             21,720             407
KT Corp.                                               58,300           2,345
KT&G Corp.                                             63,600           2,604
KT&G Corp. - GDR (A)                                   53,100           1,099
LG Chem, Ltd.                                          18,780             829
LG Electronics, Inc.                                   40,620           2,656

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LG Petrochemical Co., Ltd. (AE)                         7,520             198
LG.Philips LCD Co., Ltd. (AE)                           7,580             284
LG.Philips LCD Co., Ltd. - ADR (AE)(N)                 26,200             498
Lotte Chilsung Beverage Co., Ltd.                       1,050             931
NCSoft Corp. (AE)                                       9,054             849
Poongsan Corp.                                         56,600             652
POSCO                                                  58,975          12,022
POSCO - ADR                                            13,600             698
S-Oil Corp.                                            46,780           3,497
S1 Corp.                                               16,230             705
Samsung Corp.                                          37,080             611
Samsung Electronics - GDR                               4,560           1,218
Samsung Electronics Co., Ltd.                          48,619          25,922
Samsung Electronics Co., Ltd. - GDR (N)(A)             10,059           2,055
Samsung Fine Chemicals Co., Ltd.                       13,910             340
Samsung Fire & Marine Insurance Co., Ltd.              31,450           2,999
Samsung Heavy Industries Co., Ltd. (AE)                18,560             237
Samsung Securities Co., Ltd.                           97,560           3,733
Shinhan Financial Group Co., Ltd.                     339,060          11,368
Shinsegae Co., Ltd.                                     4,300           1,544
SK Corp.                                               33,710           1,733
SK Telecom Co., Ltd.                                   12,820           2,310
SK Telecom Co., Ltd. - ADR (AE)(N)                     14,700             297
Tae Young Corp. (A)                                    11,339             435
Woori Finance Holdings Co., Ltd.                      130,740           2,024
                                                                 ------------
                                                                      139,979
                                                                 ------------

Taiwan - 8.4%
Acer, Inc.                                          1,412,500           2,878
Advantech Co., Ltd.                                   672,921           1,485
Asustek Computer, Inc.                              1,277,000           3,361
AU Optronics Corp.                                  1,493,000           1,898
AU Optronics Corp. - ADR                               27,800             354
Basso Industry Corp.                                  255,816             595
Cathay Financial Holding Co., Ltd.                  2,303,200           4,056
China Steel Corp.                                   1,945,807           1,538
China Steel Corp. - GDR                                62,591           1,005
Chunghwa Telecom Co., Ltd.                          1,065,000           1,805
Chunghwa Telecom Co., Ltd. - ADR                      147,700           2,558
CMC Magnetics Corp. (AE)                            5,893,000           1,859
Compal Electronics, Inc.                            4,275,923           3,811
Compal Electronics, Inc. - GDR (N)                    216,133             973
Delta Electronics, Inc.                               492,000             831
E.Sun Financial Holding Co., Ltd.                   1,542,990             928
Elitegroup Computer Systems (AE)                      525,000             324
Evergreen Marine Corp.                                418,000             259
Far Eastern Textile Co., Ltd.                       1,136,637             664

                                                       Emerging Markets Fund  73

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Far EasTone Telecommunications Co., Ltd.            1,324,000           1,542
Far EasTone Telecommunications Co., Ltd. - GDR
   (A)                                                 11,000             192
Faraday Technology Corp.                              297,185             447
Gigabyte Technology Co., Ltd.                       1,088,718             905
HON HAI Precision Industry                          1,722,423           7,473
Lite-On Technology Corp.                               39,900              44
MediaTek, Inc.                                         38,200             331
Phoenixtec Power Co., Ltd.                            565,629             505
Quanta Computer, Inc.                               1,120,250           1,554
Realtek Semiconductor Corp.                            12,550              13
Ritek Corp. (AE)                                    5,371,161           1,612
Taiwan Mobile Co., Ltd.                             3,098,520           2,589
Taiwan Semiconductor Manufacturing Co., Ltd.       10,441,749          16,332
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR                                                347,464           2,808
U-Ming Marine Transport Corp.                         911,000             901
Vanguard International Semiconductor Corp.          1,726,518           1,135
Via Technologies, Inc. (AE)                           570,693             299
Wintek Corp.                                          423,000             585
Zyxel Communications Corp.                            469,680             845
                                                                 ------------
                                                                       71,294
                                                                 ------------

Thailand - 2.4%
Advanced Info Service PCL                              76,400             187
Airports of Thailand PCL                            1,156,600           1,432
Bank of Ayudhya PCL                                 6,588,900           2,003
Charoen Pokphand Foods PCL                            444,400              57
CP Seven Eleven PCL                                 5,188,300             763
Glow Energy PCL                                       942,500             502
Kasikornbank PCL                                      671,400             996
Kiatnakin Finance PCL                                 309,500             213
Land and Houses PCL (N)                             2,842,700             554
National Petrochemical PCL                            517,000           1,585
PTT Exploration & Production PCL                      751,700           7,742
PTT PCL                                               453,100           2,444
Ratchaburi Electricity Generating Holding PCL         522,100             493
Regional Container Lines PCL                          500,000             402
Siam City Bank PCL                                  1,778,400           1,033
Siam City Cement PCL                                   37,100             264
                                                                 ------------
                                                                       20,670
                                                                 ------------

Turkey - 3.8%
Akbank TAS                                            659,787           4,104
Akcansa Cimento AS                                     65,996             310

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Anadolu Efes Biracilik Ve Malt Sanayii AS             135,230           3,303
Arcelik                                                87,000             519
Cimsa Cimento Sanayi VE Tica                          263,875           1,533
Denizbank AS (AE)                                     354,206           1,983
Eregli Demir ve Celik Fabrikalari TAS                 583,121           3,156
Finansbank (AE)                                       331,533           1,008
Ford Otomotiv Sanayi AS                               320,400           2,290
Hurriyet Gazetecilik AS                               420,200           1,182
Migros Turk TAS                                       219,555           1,919
Trakya Cam Sanayi AS                                  241,747             855
Tupras Turkiye Petrol Rafine                          227,407           3,889
Turkcell Iletisim Hizmet AS                           226,187           1,189
Turkcell Iletisim Hizmet AS - ADR                       8,900             117
Turkiye Garanti Bankasi AS (AE)                       617,600           1,837
Turkiye Is Bankasi                                    373,580           2,590
                                                                 ------------
                                                                       31,784
                                                                 ------------

United Kingdom - 2.3%
Anglo American PLC                                    261,953           7,643
Genesis Smaller Companies (AE)                        254,984          10,607
Old Mutual PLC                                          2,300               5
SABMiller PLC                                          76,800           1,443
                                                                 ------------
                                                                       19,698
                                                                 ------------

United States - 0.1%
Investcom LLC - GDR (AE)                               68,400             924
                                                                 ------------

Venezuela - 0.2%
Cia Anonima Nacional Telefonos de Venezuela -
   CANTV - ADR                                        126,182           1,628
Siderurgica Venezolana Sivensa SACA (AE)            1,306,495              19
                                                                 ------------
                                                                        1,647
                                                                 ------------

Zimbabwe - 0.1%
Delta Corp., Ltd. (A)                               1,134,586             389
OK Zimbabwe (A)                                     6,402,949              41
                                                                 ------------
                                                                          430
                                                                 ------------
TOTAL COMMON STOCKS
(cost $542,767)                                                       741,171
                                                                 ------------
PREFERRED STOCKS - 6.8%
Brazil - 5.8%
Banco Bradesco SA                                      93,283           4,801
Banco Itau Holding Financeira SA (AE)                 123,110           2,947
Brasil Telecom Participacoes SA                    56,200,000             458
Braskem SA                                            258,400           2,226

 74  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Caemi Mineracao e Metalurgica SA                      706,000           1,122
Centrais Eletricas Brasileiras SA                  65,823,500           1,137
Cia de Tecidos do Norte de Minas - Coteminas        5,276,440             539
Cia Siderurgica de Tubarao                         56,800,000           3,481
Cia Vale do Rio Doce                                  165,600           6,096
Empresa Brasileira de Aeronautica SA                   39,700             383
Gerdau SA                                              11,200             152
Klabin SA                                             441,000             842
Perdigao SA                                            21,700             588
Petroleo Brasileiro SA                                943,372          13,494
Sadia SA                                               28,000              69
Suzano Bahia Sul Papel e Celulose SA                  230,000           1,328
Tele Centro Oeste Celular Participacoes SA             56,932             506
Usinas Siderurgicas de Minas Gerais SA                305,200           6,166
Votorantim Celulose e Papel SA                        177,327           2,126
Weg SA                                                136,900             446
                                                                 ------------
                                                                       48,907
                                                                 ------------

Colombia - 0.0%
BanColombia SA                                          7,200              41
                                                                 ------------
South Korea - 1.0%
Hyundai Motor Co.                                      41,560           2,112
Samsung Electronics Co., Ltd.                          15,079           6,186
                                                                 ------------
                                                                        8,298
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $34,464)                                                         57,246
                                                                 ------------
WARRANTS & RIGHTS - 0.0%
Malaysia - 0.0%
IJM Corp. (AE)
   2010 Warrants                                           71               8
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $1)                                                                   8
                                                                 ------------
                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
OPTIONS PURCHASED - 0.3%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures
   Dec 2005 31,365.00 (BRL) Call (150)                  6,268              60
                                                                 ------------

South Korea - 0.3%
Kospi 200 Index
   Dec 2005 124.82 (KRW) Call (136)                     8,130           2,194
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $2,185)                                                           2,254
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 4.2%
United States - 4.2%
Frank Russell Investment Company Money Market
   Fund                                            31,505,000          31,505
United States Treasury Bills (c)(z)(sec.)
   3.363% due 12/08/05                                  4,500           4,485
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $35,990)                                                         35,990
                                                                 ------------

OTHER SECURITIES - 1.8%
Frank Russell Investment Company Money Market
   Fund (X)                                         4,959,363           4,960
State Street Securities Lending Quality Trust
   (X)                                             10,161,266          10,161
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $15,121)                                                         15,121
                                                                 ------------

TOTAL INVESTMENTS - 100.6%
(identified cost $630,528)                                            851,790
OTHER ASSETS AND LIABILITIES, NET - (0.6%)                             (4,888)
                                                                 ------------

NET ASSETS - 100.0%                                                   846,902
                                                                 ============

               A portion of the portfolio has been fair valued as of period end.

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund  75

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Hang Seng Index (Hong Kong)
   expiration date 11/05 (56)                               5,195                 (8)

JSE-40 Index (South Africa)
   expiration date 12/05 (320)                              7,162                222

MSCI Singapore Index
   expiration date 11/05 (380)                              9,147                 87
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        301
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Brazil
Bovespa Index Futures
   Dec 2005 31,365.00 (BRL) Put (150)                       6,268               (210)

South Korea
Kospi 200 Index Futures
   Dec 2005 124.82 (KRW) Put (136)                          8,130               (652)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $724)                                                     (862)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 76  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              39      BRL            88    11/01/05                 --
USD              49      BRL           111    11/01/05                 --
USD              63      BRL           144    11/01/05                  1
USD              13      BRL            30    11/03/05                 --
USD              66      BRL           148    11/03/05                 --
USD             417      BRL         1,000    12/21/05                 19
USD             995      BRL         2,400    12/21/05                 51
USD           2,528      BRL         6,100    12/21/05                133
USD           3,523      BRL         8,500    12/21/05                184
USD              18      HKD           140    11/01/05                 --
USD             142      HKD         1,102    11/01/05                 --
USD              86      HKD           669    11/02/05                 --
USD             107      HKD           827    11/02/05                 --
USD              54      HKD           417    11/03/05                 --
USD             107      HUF        22,391    11/02/05                 --
USD              18      IDR       177,246    11/09/05                 --
USD           4,683      KRW     4,800,000    12/21/05                (83)
USD           8,198      KRW     8,400,000    12/21/05               (148)
USD              12      MYR            45    11/02/05                 --
USD               4      MYR            16    11/07/05                 --
USD               5      THB           219    11/01/05                 --
USD               3      THB           143    11/02/05                 --
USD              20      ZAR           135    11/01/05                 --
USD              97      ZAR           652    11/02/05                 --
USD              10      ZAR            68    11/03/05                 --
USD              24      ZAR           160    11/04/05                 --
USD             302      ZAR         2,000    12/21/05                 (5)
USD           8,411      ZAR        54,000    12/21/05               (397)
BRL           1,000      USD           421    12/21/05                (15)
BRL           2,000      USD           826    12/21/05                (46)
HKD             276      USD            36    11/01/05                 --
HKD           6,292      USD           811    11/01/05                 --
IDR         100,519      USD            10    11/01/05                 --
IDR         133,661      USD            13    11/09/05                 --
ILS             814      USD           175    11/01/05                 --
KRW       1,000,000      USD           975    12/21/05                 17
KRW       1,000,000      USD           977    12/21/05                 18
KRW       1,200,000      USD         1,169    12/21/05                 19
MXN             595      USD            55    11/01/05                 --
MYR               1      USD            --    11/02/05                 --
MYR             104      USD            27    11/02/05                 --
MYR             157      USD            42    11/02/05                 --
MYR              75      USD            20    11/07/05                 --
MYR             215      USD            57    11/07/05                 --
THB           1,410      USD            35    11/01/05                 --

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
THB             751      USD            18    11/02/05                 --
THB           3,303      USD            81    11/02/05                 --
ZAR           2,391      USD           357    11/01/05                 --
ZAR           3,565      USD           532    11/01/05                 --
ZAR           7,765      USD         1,171    11/01/05                 13
ZAR             409      USD            61    11/02/05                 --
ZAR           2,065      USD           307    11/02/05                 (1)
ZAR           6,063      USD           901    11/02/05                 (3)
ZAR           1,148      USD           171    11/03/05                 (1)
ZAR           2,316      USD           344    11/03/05                 (1)
ZAR             466      USD            69    11/04/05                 --
ZAR             955      USD           142    11/04/05                 --
ZAR          12,260      USD         1,818    11/04/05                 (9)
ZAR             198      USD            29    11/07/05                 --
ZAR             445      USD            66    11/07/05                 --
ZAR           2,000      USD           303    12/21/05                  6
ZAR           2,000      USD           312    12/21/05                 15
ZAR           4,000      USD           620    12/21/05                 26
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (207)
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund  77

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

INDUSTRY DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Auto and Transportation                                   3.4          27,042
Consumer Discretionary                                    4.4          36,620
Consumer Staples                                          4.1          35,436
Financial Services                                       20.2         174,493
Health Care                                               0.5           4,899
Integrated Oils                                          11.8         100,062
Materials and Processing                                 17.4         150,758
Miscellaneous                                             1.5          12,689
Other Energy                                              3.7          31,424
Producer Durables                                         1.7          13,111
Technology                                               11.3          95,061
Utilities                                                14.3         116,822
Options Purchased                                         0.3           2,254
Warrants and Rights                                        --               8
Short-Term Investments                                    4.2          35,990
Other Securities                                          1.8          15,121
                                                 ------------    ------------

Total Investments                                       100.6         851,790
Other Assets and Liabilities, Net                        (0.6)         (4,888)
                                                 ------------    ------------

Net Assets                                              100.0         846,902
                                                 ============    ============

GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                   10.3          86,806
Asia                                                     45.3         383,771
Europe                                                   11.7          99,286
Latin America                                            20.9         176,508
Middle East                                               4.0          33,686
Other Regions                                             4.3          36,914
United Kingdom                                            2.3          19,698
Other Securities                                          1.8          15,121
                                                 ------------    ------------

Total Investments                                       100.6         851,790
Other Assets and Liabilities, Net                        (0.6)         (4,888)
                                                 ------------    ------------

Net Assets                                              100.0         846,902
                                                 ============    ============

See accompanying notes which are an integral part of the financial statements.

 78  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Argentina                                                     0.1
Bermuda                                                       0.1
Brazil                                                        7.1
Chile                                                         0.2
China                                                         4.3
Columbia                                                      0.4
Croatia                                                       0.1
Ecuador                                                       0.3
Egypt                                                         2.3
Hong Kong                                                     2.4
Hungary                                                       2.3
India                                                         4.2
Indonesia                                                     3.1
Israel                                                        1.7
Luxembourg                                                    0.8
Malaysia                                                      1.2
Mexico                                                        6.7
Pakistan                                                      1.1
Philippines                                                   0.4
Russia                                                        4.7
South Africa                                                 10.2
South Korea                                                  16.5
Taiwan                                                        8.4
Thailand                                                      2.4
Turkey                                                        3.8
United Kingdom                                                2.3
United States                                                 0.1
Venezuela                                                     0.2
Zimbabwe                                                      0.1
Preferred Stock                                               6.8
Warrants & Rights                                              --*
Options Purchased                                             0.3
Short-Term Investments                                        4.2
Other Securities                                              1.8
                                                  ---------------
Total Investments                                           100.6
Other Assets and Liabilities Net                             (0.6)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                              --*
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                          (--*)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                       Emerging Markets Fund  79

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                              REAL ESTATE SECURITIES - CLASS S        NAREIT EQUITY REIT **
                                                              --------------------------------        ---------------------
*                                                                         10000.00                           10000.00
1996                                                                      12515.00                           12471.00
1997                                                                      16478.00                           16554.00
1998                                                                      14547.00                           14438.00
1999                                                                      13907.00                           13422.00
2000                                                                      17384.00                           15877.00
2001                                                                      19032.00                           18148.00
2002                                                                      19897.00                           19302.00
2003                                                                      26778.00                           25851.00
2004                                                                      35427.00                           33592.00
2005                                                                      41928.00                           39620.00

Real Estate Securities Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.35%
5 Years                                19.25%S
10 Years                               15.41%S

Real Estate Securities Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.09%
5 Years                                18.96%S
10 Years                               15.08%S

Real Estate Securities Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 17.22%
5 Years                                18.09%S
10 Years                               14.51%S

NAREIT Equity REIT Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 17.92%
5 Years                                20.07%S
10 Years                               14.76%S

 80  Real Estate Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Real Estate Securities Fund Class S, Class E and Class C Shares gained 18.35%, 18.09% and 17.22%, respectively. This compared to the NAREIT Equity REIT Index, which gained 17.92% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) Real Estate Funds Average returned 17.49%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The money managers positioned the Fund to capitalize on the strengthening economy and improving real estate market fundamentals. The largest overweight positions were in the lodging and regional malls sectors, which posted strong earnings growth during the fiscal year. The money managers maintained smaller overweights in the industrial, apartments and office sectors in view of the slower expected growth in these sectors. Sector positioning was a positive contributor to the Fund's performance during the fiscal year.

The Fund maintained a primary focus on larger capitalization and more liquid real estate investment trusts (REITs) during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this trend.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Both stock and property sector selection contributed positively to performance. Stock selection had the largest impact on performance and was strongest in the office, shopping centers, apartments, diversified and health care sectors.

The Fund benefited from overweight positions in the apartments, regional malls and office sectors. Underweight positions in the free standing retail, health care and mixed industrial/office sectors contributed positively to performance. The Fund's overweight position in the industrial sector and underweight positions in the self storage and specialty sectors detracted from performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset values. AEW's portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year, primarily due to stock selection in the office, apartments and shopping centers sectors. Sector selection was also positive, as overweight positions in the apartments and regional malls sectors and underweight positions in the free standing retail, health care and office sectors boosted performance. These positive contributors to performance were partially offset by an overweight position in the mixed industrial/office sector which detracted from performance.

INVESCO Institutional (N.A.), Inc., maintains a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to positive stock and sector selection. Stock selection was strongest in the office, regional malls, shopping centers and diversified sectors. Sector selection added value through an overweight in the regional malls sector and underweight positions in the health care, free standing retail and mixed industrial/office sectors. These gains were partially offset by underweight positions in the specialty and self storage sectors.

RREEF America, LLC.'s style emphasizes a top-down approach to property sector weights, based on an assessment of property market fundamentals. RREEF outperformed the benchmark primarily due to positive stock selection in the shopping centers, office, diversified and health care sectors. Sector selection was mixed and provided a small positive contribution to performance. An overweight position in the apartments sector and underweight positions in the free standing retail and mixed industrial/office sectors boosted returns, but this was partially offset by underweight positions in the self storage and specialty sectors.

Heitman Real Estate Securities, LLC follows a bottom-up investment approach, selecting a smaller number of stocks than the Fund's other money managers. Heitman focuses on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark for the portion of the fiscal year it was in the Fund due to strong stock selection in the office sector.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Heitman was added to the Fund's money manager line-up in January 2005. Heitman is expected to be complementary to the other money managers in the Fund due to its growth-oriented style and more concentrated portfolio.

                                                 Real Estate Securities Fund  81

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


AEW Management and Advisors, L.P.           Value
Heitman Real Estate Securities, LLC         Growth
INVESCO Institutional (N.A.), Inc.,
   through INVESCO Real Estate Division     Market-Oriented
RREEF America, LLC                          Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

* Real Estate Securities Fund Class S assumes initial investment on November 1, 1995.

** National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++ Real Estate Securities Fund Class S performance has been linked with Class E to provide historical perspective. For the period, November 4, 1996 (commencement of sale) through May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Real Estate Securities Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 82  Real Estate Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,091.20      $     1,014.62
Expenses Paid During
Period*                       $        11.07      $        10.66

* Expenses are equal to the Fund's annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,095.20      $     1,018.40
Expenses Paid During
Period*                       $         7.13      $         6.87

* Expenses are equal to the Fund's annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,096.60      $     1,019.66
Expenses Paid During
Period*                       $         5.81      $         5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 Real Estate Securities Fund  83

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 96.6%
Apartments - 17.5%
Apartment Investment & Management Co. Class A
   (o)(N)                                             585,775          22,494
Archstone-Smith Trust (o)                           1,247,505          50,611
AvalonBay Communities, Inc. (o)                       811,600          70,001
BRE Properties Class A (o)(N)                          85,800           3,785
Camden Property Trust (o)(N)                          620,999          34,993
Equity Residential (o)                              1,403,500          55,087
Essex Property Trust, Inc. (o)(N)                     240,000          21,571
GMH Communities Trust (o)                             524,600           7,853
Post Properties, Inc. (o)                              32,800           1,338
United Dominion Realty Trust, Inc. (o)                220,000           4,869
                                                                 ------------
                                                                      272,602
                                                                 ------------

Diversified - 5.5%
Colonial Properties Trust (o)(N)                      114,600           5,009
iStar Financial, Inc. (o)                             111,000           4,093
Spirit Finance Corp. (o)(N)                           793,200           8,900
Vornado Realty Trust (o)                              834,172          67,568
                                                                 ------------
                                                                       85,570
                                                                 ------------

Free Standing Retail - 0.1%
Realty Income Corp. (o)(N)                             96,500           2,149
                                                                 ------------

Health Care - 3.4%
Healthcare Realty Trust, Inc. (o)(N)                  178,000           6,736
LTC Properties, Inc. (o)(N)                            56,500           1,158
National Health Investors, Inc. (o)(N)                117,250           3,148
Omega Healthcare Investors, Inc. (o)(N)               270,000           3,318
Ventas, Inc. (o)                                    1,269,250          38,877
                                                                 ------------
                                                                       53,237
                                                                 ------------
Industrial - 7.4%
AMB Property Corp. (o)(N)                             330,100          14,584
Centerpoint Properties Trust (o)(N)                   331,100          15,085
First Potomac Realty Trust (o)(N)                     211,100           5,349
ProLogis (o)                                        1,878,972          80,796
                                                                 ------------
                                                                      115,814
                                                                 ------------

Lodging/Resorts - 9.0%
Hilton Hotels Corp.                                 1,089,900          21,198
Hospitality Properties Trust (o)(N)                    67,000           2,660
Host Marriott Corp. (o)                             2,548,700          42,793
Innkeepers USA Trust (o)                              109,300           1,705
La Quinta Corp. (AE)(o)(N)                             64,900             542
LaSalle Hotel Properties (o)(N)                       342,320          12,115
Starwood Hotels & Resorts Worldwide, Inc. (o)         980,383          57,284
Strategic Hotel Capital, Inc. (o)                      68,000           1,155
                                                                 ------------
                                                                      139,452
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Manufactured Homes - 0.8%
Equity Lifestyle Properties, Inc. (o)(N)              261,900          11,086
Sun Communities, Inc. (o)                              38,000           1,159
                                                                 ------------
                                                                       12,245
                                                                 ------------

Mixed Industrial/Office - 3.1%
Digital Realty Trust, Inc. (o)                        282,100           5,411
Duke Realty Corp. (o)                                 528,700          18,029
Liberty Property Trust (o)                            502,600          20,953
PS Business Parks, Inc. (o)(N)                         90,000           4,188
                                                                 ------------
                                                                       48,581
                                                                 ------------

Office - 18.5%
Alexandria Real Estate Equities, Inc. (o)(N)          162,700          13,154
American Financial Realty Trust (o)(N)                230,700           2,840
Arden Realty, Inc. (o)(N)                             468,900          21,166
BioMed Realty Trust, Inc. (o)(N)                      472,750          11,824
Boston Properties, Inc. (o)                         1,026,100          71,027
Brandywine Realty Trust (o)(N)                        569,500          15,604
Brookfield Properties Co.                             962,300          28,195
CarrAmerica Realty Corp. (o)(N)                       241,100           7,940
Corporate Office Properties Trust (o)(N)              337,800          11,742
Equity Office Properties Trust (o)                    252,100           7,765
Highwoods Properties, Inc. (o)(N)                     240,000           6,770
Kilroy Realty Corp. (o)(N)                            158,700           8,911
Mack-Cali Realty Corp. (o)                            211,100           9,003
Maguire Properties, Inc. (o)(N)                       110,600           3,318
Prentiss Properties Trust (o)(N)                      309,000          12,193
Reckson Associates Realty Corp. (o)                   513,700          18,031
SL Green Realty Corp. (o)                             211,200          14,368
Trizec Properties, Inc. (o)(N)                      1,062,200          23,634
                                                                 ------------
                                                                      287,485
                                                                 ------------

Regional Malls - 16.6%
CBL & Associates Properties, Inc. (o)(N)              174,600           6,521
General Growth Properties, Inc. (o)(N)              1,477,900          62,781
Macerich Co. (The) (o)(N)                             612,200          39,346
Mills Corp. (The) (o)(N)                              409,388          21,902
Pennsylvania Real Estate Investment Trust (o)          90,671           3,491

 84  Real Estate Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Simon Property Group, Inc. (o)                      1,593,800         114,148
Taubman Centers, Inc. (o)                             313,000          10,320
                                                                 ------------
                                                                      258,509
                                                                 ------------

Self Storage - 4.1%
Extra Space Storage, Inc. (o)(N)                       82,300           1,202
Public Storage, Inc. (o)(N)                           638,800          42,289
Shurgard Storage Centers, Inc. Class A (o)             80,000           4,514
U-Store-It Trust (o)(N)                               721,500          15,050
                                                                 ------------
                                                                       63,055
                                                                 ------------

Shopping Centers - 10.0%
Acadia Realty Trust (o)                                62,500           1,188
Developers Diversified Realty Corp. (o)(N)            771,600          33,704
Equity One, Inc. (o)(N)                               224,700           5,269
Federal Realty Investors Trust (o)                    474,400          28,772
Inland Real Estate Corp. (o)(N)                       351,500           5,009
Kimco Realty Corp. (o)                                315,000           9,330
Kite Realty Group Trust (o)(N)                        197,800           2,923
New Plan Excel Realty Trust (o)(N)                     88,800           2,042
Pan Pacific Retail Properties, Inc. (o)               419,213          26,620
Ramco-Gershenson Properties Trust (o)(N)               86,800           2,408
Regency Centers Corp. (o)                             610,300          33,975
Weingarten Realty Investors (o)                       112,600           4,004
                                                                 ------------
                                                                      155,244
                                                                 ------------

Specialty - 0.6%
Capital Automotive REIT (o)(N)                         59,400           2,294
Plum Creek Timber Co., Inc. (o)(N)                    200,000           7,780
                                                                 ------------
                                                                       10,074
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,065,848)                                                   1,504,017
                                                                 ------------

SHORT-TERM INVESTMENTS - 2.9%
Frank Russell Investment Company Money Market
   Fund                                            45,777,000          45,777
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $45,777)                                                         45,777
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 7.9%
Frank Russell Investment Company Money Market
   Fund (X)                                        40,143,053          40,143
State Street Securities Lending Quality Trust
   (X)                                             82,249,322          82,249
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $122,392)                                                       122,392
                                                                 ------------

TOTAL INVESTMENTS - 107.4%
(identified cost $1,234,017)                                        1,672,186

OTHER ASSETS AND LIABILITIES, NET - (7.4%)                           (115,905)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,556,281
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                 Real Estate Securities Fund  85

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Apartments                                                   17.5
Diversified                                                   5.5
Free Standing Retail                                          0.1
Health Care                                                   3.4
Industrial                                                    7.4
Lodging/Resorts                                               9.0
Manufactured Homes                                            0.8
Mixed Industrial/Office                                       3.1
Office                                                       18.5
Regional Malls                                               16.6
Self Storage                                                  4.1
Shopping Center                                              10.0
Specialty                                                     0.6
Short-Term Investments                                        2.9
Other Securities                                              7.9
                                                  ---------------
Total Investments                                           107.4
Other Assets and Liabilities, Net                            (7.4)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 86  Real Estate Securities Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                                                    MERRILL LYNCH 1-2.99 YEARS
                                                               SHORT DURATION BOND - CLASS S                TREASURY**
                                                               -----------------------------        --------------------------
*                                                                          10000                              10000
1996                                                                       10561                              10591
1997                                                                       11204                              11278
1998                                                                       11941                              12146
1999                                                                       12282                              12510
2000                                                                       13028                              13270
2001                                                                       14430                              14707
2002                                                                       15124                              15427
2003                                                                       15569                              15737
2004                                                                       15878                              16009
2005                                                                       15959                              16116

Short Duration Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.51%
5 Years                                4.14%S
10 Years                               4.79%S

Short Duration Bond Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.25%
5 Years                                3.89%S
10 Years                               4.61%S

Short Duration Bond Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 (0.50)%
5 Years                                 3.13%S
10 Years                                4.09%S

Merrill Lynch 1-2.99 Years Treasury Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.67%
5 Years                                3.96%S
10 Years                               4.89%S

 88  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Short Duration Bond Fund Class S, Class E and Class C Shares returned 0.51%, 0.25% and (0.50)% respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 0.67% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Short Investment Grade Debt Funds Average returned 0.96%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Short-term interest rates increased over the 12 months ending October 31, 2005. Therefore, the Fund's money managers who favored shorter-than-index duration positions should have performed better. However, given spikes in interest rate volatility throughout the year, money managers that responded more tactically by changing their duration stance relatively quickly performed better. Duration is a measure of a bond price's sensitivity to a change in interest rates. Fund performance was helped by tactical duration decisions and yield curve positioning.

Despite the increase in short-term interest rates, shorter maturity non-Treasury sectors achieved strong benchmark relative performance. The Fund benefited from having an overweight position in non-Treasury sectors, such as corporate and mortgage-backed securities, as well as high yield corporate bonds and emerging market debt securities.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund derived much of its performance by maintaining overweighted positions in the riskier sectors of the fixed income markets relative to the all-Treasury benchmark. These sectors included investment grade corporate, mortgage- and asset-backed securities, high yield and emerging market debt. The allocation to these non-Treasury sectors benefited the Fund by providing a larger-than-benchmark yield and higher-than-benchmark total return. In addition, the Fund's money managers added value through positive security selection and sector allocation decisions. Finally, duration and yield curve positioning also benefited the Fund. In contrast, investments in government securities such as Treasury Inflation Protected Securities (TIPS) detracted from performance during the fiscal year. The Fund's performance shortfall relative to benchmark was due to the impact of Fund operating expenses.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund entered the fiscal year positioned to take advantage of the anticipated continued strong performance in the non-Treasury sectors such as investment grade and emerging market debt; however, the Fund was also positioned to reflect a more cautious view on the direction of interest rates. As the fiscal year progressed, shorter duration non-Treasury sectors continued to perform well, leading to less attractive valuations in those sectors. In response, the Fund's money managers reduced risk by reducing exposure to non-investment grade sectors and focusing on higher quality securities. While the Fund's money managers took profits in the non-Treasury sectors, the Fund maintained a near benchmark duration stance throughout most of the fiscal year although duration positioning did vary as the Fund's money managers made tactical investment decisions.

The key investment strategies of sector rotation, issue selection, and duration and yield curve management all helped performance. Sector rotation strategies drove the Fund's money managers to overweight non-benchmark sectors, which tended to outperform the all-Treasury security benchmark. The money managers also added value through security selection. Finally, in order to take advantage of interest rates changes, some money managers took either longer or shorter duration positions at various times resulting in positive performance.

                                                    Short Duration Bond Fund  89

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to Fund's structure or the money manager line-up in the fiscal year.

Money Managers as of                                                 Styles
October 31, 2005


Merganser Capital Management, L.P.           Sector Rotation
Pacific Investment Management Company,
   LLC                                       Sector Rotation
STW Fixed Income Management Ltd.             Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Short Duration Bond Fund Class S assumes initial investment on November 1,
      1995.

** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

++++ Short Duration Bond Fund Class S performance has been linked with Class E to provide historical perspective. From February 18, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Short Duration Bond Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From March 3, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 90  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,000.20      $     1,016.84
Expenses Paid During
Period*                       $         8.37      $         8.44

* Expenses are equal to the Fund's annualized expense ratio of 1.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,004.00      $     1,020.62
Expenses Paid During
Period*                       $         4.60      $         4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,005.20      $     1,021.88
Expenses Paid During
Period*                       $         3.34      $         3.36

* Expenses are equal to the Fund's annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                    Short Duration Bond Fund  91

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 78.6%
Asset-Backed Securities - 24.4%
AAA Trust (p)
   Series 2005-2 Class A1
   4.151% due 11/26/35                                  1,306           1,305
Aegis Asset Backed Securities Trust (E)
   Series 2005-1 Class 1A1
   4.158% due 03/25/35                                    253             253
Alter Moneta Receivables LLC (A)
   Series 2003-1 Class NOTE
   2.563% due 03/15/11                                    718             713
AmeriCredit Automobile Receivables Trust
   Series 2005-AX Class A3
   3.630% due 01/06/10                                  2,000           1,970
Asset Backed Securities Corp. Home Equity (E)
   Series 2002-HE1 Class M1
   5.070% due 03/15/32                                  1,400           1,434
Banc of America Securities Auto Trust
   Series 2005-WF1 Class A4
   4.080% due 04/18/10                                  3,000           2,945
Bank One Issuance Trust
   Series 2004-A1 Class A1
   3.450% due 10/17/11                                  8,185           7,849
   Series 2004-B2 Class B2
   4.370% due 04/15/12                                  1,500           1,467
Bay View Auto Trust
   Series 2003-LJ1 Class A3
   2.430% due 07/25/08                                     83              83
Bear Stearns Asset Backed Securities, Inc. (E)
   Series 2004-BO1 Class 1A1
   4.238% due 09/25/34                                    472             472
BMW Vehicle Owner Trust
   Series 2004-A Class A4
   3.320% due 02/25/09                                  4,200           4,112
California Infrastructure PG&E-1
   Series 1997-1 Class A7
   6.420% due 09/25/08                                    940             949
   Series 1997-1 Class A8
   6.480% due 12/26/09                                  3,000           3,085
California Infrastructure SCE-1
   Series 1997-1 Class A7
   6.420% due 12/26/09                                  7,450           7,653
California Infrastructure SDG&E-1
   Series 1997-1 Class A6
   6.310% due 09/25/08                                    273             275
Capital Auto Receivables Asset Trust
   Series 2004-1 Class A3
   2.000% due 11/15/07                                    777             767

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-2 Class A2
   3.350% due 02/15/08                                  3,000           2,954
Capital One Auto Finance Trust
   Series 2001-B Class A4
   4.880% due 09/15/08                                    759             759
   Series 2005-BSS Class A3
   4.080% due 11/15/09                                  2,000           1,973
Capital One Master Trust
   Series 2002-4A Class A
   4.900% due 03/15/10                                  1,000           1,002
Capital One Prime Auto Receivables Trust
   Series 2004-3 Class A4
   3.690% due 06/15/10                                  1,000             974
   Series 2004-3 Class B
   3.860% due 08/15/11                                  1,500           1,462
Carmax Auto Owner Trust
   Series 2004-2 Class A4
   3.460% due 09/15/11                                  2,500           2,423
   Series 2005-2 Class A4
   4.340% due 09/15/10                                  2,000           1,966
Carrington Mortgage Loan Trust (E)
   Series 2005-NC3 Class A1A
   4.118% due 06/25/35                                    335             335
   Series 2005-OPT Class A1A
   4.128% due 05/25/35                                    613             613
Centex Home Equity
   Series 2003-C Class AF4
   4.960% due 04/25/32                                  1,750           1,742
Chase Credit Card Master Trust (E)
   Series 2001-1 Class A
   4.110% due 06/16/08                                  1,800           1,801
   Series 2004-2 Class A
   4.010% due 09/15/09                                  2,500           2,501
Chase Issuance Trust
   Series 2004-A9 Class A9
   3.220% due 06/15/10                                  3,000           2,915
Chase Manhattan Auto Owner Trust
   Series 2002-B Class A4
   4.210% due 01/15/09                                  4,411           4,409
   Series 2004-A Class A4
   2.830% due 09/15/10                                  1,800           1,740
   Series 2005-A Class A4
   3.980% due 04/15/11                                  1,000             976
   Series 2005-A Class CTFS
   4.040% due 04/15/11                                  1,000             984

 92  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chemical Master Credit Card Trust 1
   Series 1996-2 Class A
   5.980% due 09/15/08                                  6,000           6,018
CIT Equipment Collateral
   Series 2003-VT1 Class A3B
   1.630% due 04/20/07                                    138             136
   Series 2004-VT1 Class A3
   2.200% due 03/20/08                                  1,123           1,106
   Series 2005-VT1 Class A3
   4.120% due 08/20/08                                  1,150           1,139
CIT Marine Trust
   Series 1999-A Class A4
   6.250% due 11/15/19                                    843             848
CIT RV Trust
   Series 1998-A Class A5
   6.120% due 11/15/13                                    699             704
Citibank Credit Card Issuance Trust
   Series 2003-A3 Class A3
   3.100% due 03/10/10                                  1,000             962
   Series 2003-A5 Class A5
   2.500% due 04/07/08                                  1,700           1,685
   Series 2004-A1 Class A1
   2.550% due 01/20/09                                  6,975           6,788
   Series 2004-A4 Class A4
   3.200% due 08/24/09                                  3,425           3,331
Citigroup Mortgage Loan Trust, Inc. (E)
   Series 2005-HE3 Class A2A
   4.148% due 09/25/35                                  1,345           1,345
CNH Equipment Trust
   Series 2003-A Class A3B
   1.890% due 07/16/07                                    240             239
CNH Wholesale Master Note Trust (E)
   Series 2005-1 Class A
   4.080% due 06/15/11                                  1,500           1,500
Community Program Loan Trust
   Series 1987-A Class A4
   4.500% due 10/01/18                                  2,419           2,380
Connecticut RRB Special Purpose Trust CL&P
   Series 2001-1 Class A5
   6.210% due 12/30/11                                  1,000           1,049
Countrywide Asset-Backed Certificates
   Series 2001-BC3 Class A (E)
   4.278% due 12/25/31                                    273             273
   Series 2004-7 Class AF2
   3.324% due 12/25/23                                  1,000             997
   Series 2005-4 Class 3AV1 (E)
   4.118% due 10/25/35                                  2,184           2,184
   Series 2005-5 Class 2A1 (E)
   4.118% due 10/25/35                                    668             668
   Series 2005-9 Class 2A1 (E)
   3.938% due 08/25/35                                  1,074           1,074

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Daimler Chrysler Auto Trust
   Series 2005-A Class A3
   3.490% due 12/08/08                                  2,330           2,297
   Series 2005-A Class A4
   3.740% due 02/08/10                                  8,100           7,925
Dillard Credit Card Master Trust
   Series 2002-2 Class A
   3.800% due 09/15/10                                  3,650           3,623
Discover Card Master Trust I
   Series 1996-3 Class A
   6.050% due 08/18/08                                  2,225           2,235
   Series 2002-2 Class B
   5.450% due 10/15/09                                  1,000           1,009
E-Trade RV and Marine Trust
   Series 2004-1 Class A3
   3.620% due 10/08/18                                  1,300           1,245
Equifirst Mortgage Loan Trust (E)
   Series 2005-1 Class A1
   4.098% due 04/25/35                                  1,929           1,929
Federal Farm Credit Bank
   12.250% due 02/01/07                                 2,446           2,544
Fifth Third Auto Trust
   Series 2004-A Class A3
   3.190% due 02/20/08                                  2,000           1,978
Finance America Mortgage Loan Trust (E)
   Series 2004-1 Class 2A1
   4.208% due 06/25/34                                    367             367
First National Master Note Trust (E)
   Series 2003-1 Class A
   4.070% due 08/15/08                                  1,000           1,000
First NLC Trust (E)
   Series 2005-2 Class AV1
   4.148% due 09/25/35                                    757             757
Fleet Credit Card Master Trust II
   Series 2001-B Class A
   5.600% due 12/15/08                                  3,000           3,017
   Series 2001-B Class B
   5.900% due 12/15/08                                  1,100           1,108
Ford Credit Auto Owner Trust
   Series 2005-A Class A3
   3.480% due 11/15/08                                  8,225           8,114
   Series 2005-B Class A4
   4.380% due 01/15/10                                    500             495
   Series 2005-B Class B
   4.640% due 04/15/10                                  1,250           1,236
   Series 2005-C Class B
   4.520% due 09/15/10                                  1,000             982

                                                    Short Duration Bond Fund  93

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Franklin Auto Trust
   Series 2003-1 Class A4
   2.270% due 05/20/11                                  1,027           1,003
Fremont Home Loan Trust (E)
   Series 2004-4 Class 2A1
   4.198% due 03/25/35                                    282             282
GE Commercial Equipment Financing LLC (E)
   Series 2004-1 Class B
   4.200% due 12/20/15                                    606             606
GE Corporate Aircraft Financing LLC (E)(A)
   Series 2004-1A Class B
   4.888% due 01/25/18                                    702             702
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class B
   4.290% due 07/20/09                                  1,000           1,002
GMAC Mortgage Corp. Loan Trust
   Series 2004-GH1 Class A2
   4.390% due 12/25/25                                  1,500           1,487
GS Auto Loan Trust
   Series 2004-1 Class A3
   2.130% due 11/15/07                                  1,573           1,557
   Series 2005-1 Class A4
   4.560% due 11/15/13                                  1,300           1,286
GSAMP Trust (E)
   Series 2004-NC2 Class A2A
   4.218% due 10/01/34                                    154             154
   Series 2004-SEA Class A2A
   4.328% due 03/25/34                                    941             941
Honda Auto Receivables Owner Trust
   Series 2003-2 Class A4
   2.160% due 10/21/08                                  5,505           5,369
   Series 2003-3 Class A4
   2.770% due 11/21/08                                  2,000           1,954
   Series 2003-4 Class A4
   2.790% due 03/16/09                                  1,000             976
   Series 2003-5 Class A3
   2.300% due 10/18/07                                    726             718
   Series 2003-5 Class A4
   2.960% due 04/20/09                                  2,135           2,079
   Series 2004-3 Class A4
   3.280% due 02/18/10                                  2,000           1,925
Household Automotive Trust
   Series 2005-3 Class A2
   4.700% due 01/17/09                                  2,600           2,600
Household Mortgage Loan Trust (E)
   Series 2003-HC1 Class A
   4.350% due 02/20/33                                    520             521
Household Private Label Credit Card Master Note
   Trust I (E)
   Series 2002-2 Class A
   4.140% due 01/18/11                                  1,000           1,001

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hyundai Auto Receivables Trust
   Series 2002-A Class A3 (A)
   2.800% due 02/15/07                                     99              99
   Series 2004-A Class A3
   2.970% due 05/15/09                                  1,000             980
   Series-A Class A3
   3.980% due 11/16/09                                  1,500           1,478
Illinois Power Special Purpose Trust
   Series 1998-1 Class A6
   5.540% due 06/25/09                                  3,829           3,857
IXIS Real Estate Capital Trust (E)
   Series 2005-HE2 Class A1
   4.118% due 09/25/35                                    764             764
Long Beach Auto Receivables Trust
   Series 2005-B Class A3
   4.406% due 05/15/10                                  1,500           1,486
Marlin Leasing Receivables LLC (A)
   Series 2005-1A Class A3
   4.630% due 11/17/08                                  1,650           1,640
MBNA Credit Card Master Note Trust
   Series 2001-A1 Class A1
   5.750% due 10/15/08                                  1,000           1,006
   Series 2003-A6 Class A6
   2.750% due 10/15/10                                  1,430           1,361
   Series 2004-A4 Class A4
   2.700% due 09/15/09                                 11,005          10,690
   Series 2005-A7 Class A7
   4.300% due 02/15/11                                  1,500           1,480
Merrill Auto Trust Securitization
   Series 2005-1 Class A3
   4.100% due 08/25/09                                  3,000           2,965
Morgan Stanley Dean Witter Capital I (E)
   Series 2002-HE1 Class A2
   4.368% due 07/25/32                                      3               3
National City Auto Receivables Trust
   Series 2002-A Class A4
   4.830% due 08/15/09                                    865             866
   Series 2004-A Class A3
   2.110% due 07/15/08                                  1,334           1,318
National City Bank
   2.700% due 08/24/09                                  1,818           1,726
Navistar Financial Corp. Owner Trust
   Series 2002-A Class A4
   4.760% due 04/15/09                                    524             524

 94  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Nelnet Education Loan Funding, Inc.
   Series 2001-A Class A1
   5.760% due 07/01/12                                  2,267           2,306
Nelnet Student Loan Trust (E)
   Series 2002-2 Class A3
   4.061% due 09/25/13                                    366             366
Nissan Auto Lease Trust
   Series 2005-A Class A3
   4.700% due 10/15/08                                  3,000           2,996
Nissan Auto Receivables Owner Trust
   Series 2005-A Class A3
   3.540% due 10/15/08                                  1,650           1,625
   Series 2005-B Class A3
   3.990% due 07/15/09                                  1,600           1,581
Nordstrom Private Label Credit Card Master Note
   Trust (A)
   Series 2001-1A Class A
   4.820% due 04/15/10                                  3,500           3,503
Onyx Acceptance Grantor Trust
   Series 2005-A Class A4
   3.910% due 09/15/11                                  2,000           1,955
Option One Mortgage Loan Trust (E)
   Series 2005-1 Class A2
   4.168% due 02/25/35                                    735             735
PBG Equipment Trust (A)
   Series 1998-1A Class A
   6.270% due 01/20/12                                    790             790
Peco Energy Transition Trust
   Series 1999-A Class A6
   6.050% due 03/01/09                                  1,996           2,018
PG&E Energy Recovery Funding LLC
   Series 2005-1 Class A2
   3.870% due 06/25/11                                  2,905           2,855
PNC Student Loan Trust I
   Series 1997-2 Class A7
   6.728% due 01/25/07                                    682             688
Popular ABS Mortgage Pass-Through Trust
   Series 2004-5 Class AF2
   3.735% due 12/25/34                                    965             951
   Series 2005-3 Class AF3
   4.437% due 07/25/35                                  2,000           1,969
Provident Auto Lease ABS Trust (A)
   Series 1999-1 Class A2
   7.025% due 01/14/12                                     21              21
Providian Gateway Master Trust (A)
   Series 2004-FA Class A
   3.650% due 11/15/11                                  1,200           1,172
PSE&G Transition Funding LLC
   Series 2001-1 Class A3
   5.980% due 06/15/08                                  1,831           1,841

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Public Service New Hampshire Funding LLC
   Series 2001-1 Class A2
   5.730% due 11/01/10                                  1,263           1,276
Railcar Leasing LLC (A)
   Series 1997-1 Class A2
   7.125% due 01/15/13                                  1,000           1,060
Regions Auto Receivables Trust
   Series 2003-2 Class A3
   2.310% due 01/15/08                                    875             869
Residential Asset Mortgage Products, Inc. (E)
   Series 2004-RS1 Class AII1
   4.168% due 06/25/27                                  1,576           1,577
   Series 2004-RS2 Class AIIB
   4.288% due 02/25/34                                  1,542           1,544
   Series 2004-RS8 Class AII1
   4.178% due 05/25/26                                    809             809
Sears Credit Account Master Trust
   Series 1999-3 Class A
   6.450% due 11/17/09                                    121             121
   Series 2002-5 Class A (E)
   4.350% due 11/17/09                                  3,500           3,500
SLM Student Loan Trust (A)
   Series 2003-4 Class A5B
   3.390% due 03/15/33                                  3,000           2,898
Specialty Underwriting & Residential Finance (E)
   Series 2004-BC4 Class A2A
   4.188% due 10/25/35                                  1,094           1,094
Susquehanna Auto Lease Trust (A)
   Series 2003-1 Class A3
   2.460% due 01/14/07                                    519             514
   Series 2005-1 Class A3
   4.430% due 06/16/08                                  4,000           3,978
   Series 2005-1 Class B
   4.710% due 07/14/08                                  1,700           1,688
Toyota Auto Receivables Owner Trust
   Series 2003-B Class A4
   2.790% due 01/15/10                                  4,670           4,581
Toyota Motor Credit Corp.
   2.750% due 08/06/09                                  2,909           2,788
Triad Auto Receivables Owner Trust
   Series 2002-A Class A4
   3.240% due 08/12/09                                  1,504           1,490
   Series 2003-B Class A3
   2.480% due 03/12/08                                    595             592
   Series 2004-A Class A3
   1.900% due 07/14/08                                  1,000             990

                                                    Short Duration Bond Fund  95

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
USAA Auto Owner Trust
   Series 2004-2 Class A3
   3.030% due 06/16/08                                  4,425           4,376
   Series 2004-2 Class A4
   3.580% due 02/15/11                                  1,700           1,665
   Series 2005-2 Class A4
   4.170% due 02/15/11                                  4,000           3,922
Wachovia Auto Owner Trust
   Series 2004-A Class A3
   3.190% due 06/20/08                                  2,000           1,980
   Series 2004-A Class A4
   3.660% due 07/20/10                                 10,500          10,280
   Series 2004-B Class A3
   2.910% due 04/20/09                                  5,000           4,916
Wells Fargo Financial Auto Owner Trust
   Series 2004-A Class A4
   2.670% due 08/16/10                                  2,000           1,946
Wells Fargo Home Equity Trust (E)
   Series 2004-2 Class A31
   4.198% due 06/25/19                                      4               4
West Penn Funding LLC Transition Bonds
   Series 1999-A Class A3
   6.810% due 09/25/08                                    780             786
WFS Financial Owner Trust
   Series 2002-3 Class A4
   3.500% due 02/20/10                                  1,407           1,397
   Series 2004-1 Class A3
   2.190% due 06/20/08                                  1,500           1,490
Whole Auto Loan Trust
   Series 2003-1 Class A3B
   1.990% due 05/15/07                                  1,001             995
   Series 2003-1 Class B
   2.240% due 03/15/10                                    433             426
World Omni Auto Receivables Trust (E)
   Series 2005-B Class A4
   4.020% due 09/20/12                                  2,000           2,000
                                                                 ------------
                                                                      296,478
                                                                 ------------

Corporate Bonds and Notes - 17.4%
ABN Amro Bank NV
   7.125% due 06/18/07                                  1,700           1,760
Allstate Financial Global Funding (A)
   2.500% due 06/20/08                                  4,080           3,838
Altria Group, Inc.
   7.650% due 07/01/08                                  1,500           1,595
American Express Centurion Bank
   Series BKNT
   4.375% due 07/30/09                                  3,440           3,370

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
American General Finance Corp. (E)
   Series MTNG
   4.000% due 03/23/07                                    200             200
Associates Corp. of North America
   6.250% due 11/01/08                                  1,900           1,973
   8.550% due 07/15/09                                    750             840
Bank of America Corp.
   6.375% due 02/15/08                                  3,000           3,095
Bank of Montreal
   7.800% due 04/01/07                                  3,000           3,119
Bank One Corp.
   2.625% due 06/30/08                                  3,050           2,881
BankAmerica Corp.
   6.250% due 04/01/08                                  2,000           2,059
   7.125% due 03/01/09                                  1,500           1,597
BB&T Corp. (E)
   Series BKNT
   3.831% due 06/04/07                                  3,500           3,502
BellSouth Corp.
   4.200% due 09/15/09                                  6,980           6,770
Boeing Co.
   8.100% due 11/15/06                                  2,375           2,453
British Aerospace Finance, Inc. (p)
   7.000% due 07/01/07                                    900             925
CIT Group, Inc.
   7.375% due 04/02/07                                  6,800           7,032
   4.120% due 09/20/07 (N)(E)                           3,800           3,811
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   3.816% due 03/07/08                                  1,600           1,599
Citigroup, Inc. (E)
   3.821% due 06/04/07                                  1,000           1,000
Consolidated Edison Co. of New York
   Series B
   7.150% due 12/01/09                                  1,000           1,080
CSX Corp.
   6.250% due 10/15/08                                  2,000           2,066
Deutsche Bank Financial, Inc.
   7.500% due 04/25/09                                  2,000           2,159
Dominion Resources, Inc.
   Series G
   3.660% due 11/15/06                                  1,800           1,778
Entergy Mississippi, Inc.
   4.350% due 04/01/08                                    500             490
Fifth Third Bancorp
   Series BKNT
   3.375% due 08/15/08                                  2,000           1,923
Fifth Third Bank
   Series BKNT
   4.200% due 02/23/10                                  2,000           1,945

 96  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
FleetBoston Financial Corp.
   6.375% due 05/15/08                                  4,185           4,324
Ford Motor Credit Co.
   6.500% due 01/25/07                                  1,500           1,482
   4.870% due 03/21/07 (E)                              2,800           2,726
   7.260% due 11/02/07 (E)                                200             199
GATX Rail Corp.
   6.750% due 05/01/09                                  2,500           2,594
General Electric Capital Corp.
   4.281% due 10/21/10 (E)                              2,000           1,999
   Series MTNA
   4.625% due 09/15/09                                  6,460           6,388
General Mills, Inc.
   5.125% due 02/15/07                                  3,000           3,004
General Motors Acceptance Corp. (E)
   5.050% due 01/16/07                                    200             197
Goldman Sachs Group, Inc.
   4.202% due 10/05/07 (E)                              2,000           2,004
   4.500% due 10/07/11 (E)                              3,000           3,013
   Series MTNB (E)
   4.524% due 07/23/09                                  2,000           2,011
Harrah's Operating Co., Inc.
   7.500% due 01/15/09                                  1,500           1,595
Household Finance Corp. (E)
   3.900% due 02/28/07                                  3,200           3,201
HSBC Finance Corp.
   6.500% due 11/15/08                                 10,130          10,554
International Lease Finance Corp.
   5.625% due 06/01/07 (N)                              1,600           1,616
   4.750% due 07/01/09                                  2,250           2,210
   Series MTNP
   3.125% due 05/03/07                                  2,200           2,143
John Hancock Global Funding II
   6.000% due 12/28/06                                  2,450           2,479
Lehman Brothers Holdings, Inc.
   7.875% due 08/15/10                                  1,000           1,114
Lehman Brothers, Inc.
   6.625% due 02/15/08                                  1,500           1,556
Medco Health Solutions, Inc.
   7.250% due 08/15/13                                  1,750           1,895
Merrill Lynch & Co., Inc.
   4.831% due 10/27/08                                  3,925           3,909
Metropolitan Life Global Funding I (A)
   4.250% due 07/30/09                                  4,000           3,909
MGM Mirage
   9.750% due 06/01/07                                  1,200           1,260
Morgan Stanley
   4.341% due 07/27/07 (E)                              3,000           3,005
   3.875% due 01/15/09                                  2,000           1,930
National City Bank
   Series BKNT
   4.250% due 01/29/10                                  1,375           1,338

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
   Corp.
   Series MTNC
   6.500% due 03/01/07                                  2,200           2,248
New York Life Global Funding (E)(A)
   3.901% due 02/26/07                                  2,500           2,501
Nisource Finance Corp.
   3.200% due 11/01/06                                  2,795           2,749
   3.628% due 11/01/06                                  1,300           1,283
Northern States Power-Minnesota
   6.875% due 08/01/09                                  3,000           3,179
Pepco Holdings, Inc.
   5.500% due 08/15/07                                    400             403
Principal Life Global Funding I (A)
   5.125% due 06/28/07                                  2,000           2,002
   2.800% due 06/26/08                                  5,600           5,321
Principal Life Income Funding Trusts
   3.200% due 04/01/09                                  1,500           1,426
Prudential Financial, Inc.
   4.104% due 11/15/06                                    500             495
Residential Capital Corp. (A)
   6.375% due 06/30/10                                  2,000           2,031
SBC Communications Capital Corp.
   Series MTND
   6.680% due 11/28/07                                  1,075           1,105
SLM Corp.
   3.625% due 03/17/08                                  7,200           7,009
Texas Eastern Transmission, LP
   5.250% due 07/15/07                                  2,900           2,913
Textron, Inc.
   6.375% due 11/15/08                                  2,500           2,601
TIAA Global Markets (A)
   5.000% due 03/01/07                                  3,625           3,632
Unilever Capital Corp.
   7.125% due 11/01/10                                  1,000           1,094
US Bancorp
   Series MTNN
   5.100% due 07/15/07                                  1,650           1,658
US Bank NA
   Series BKNT
   4.125% due 03/17/08                                  1,600           1,577
US Central Credit Union
   2.750% due 05/30/08                                  1,880           1,788
USAA Capital Corp. (A)
   Series MTNB
   4.640% due 12/15/09                                    595             587

                                                    Short Duration Bond Fund  97

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Virginia Electric and Power Co.
   Series A
   5.375% due 02/01/07                                    675             679
Wachovia Bank NA
   Series BKNT
   4.375% due 08/15/08                                  2,250           2,224
Wachovia Corp.
   5.625% due 12/15/08 (N)                              8,200           8,393
   Series* (E)
   4.121% due 07/20/07                                  3,500           3,504
Wells Fargo (N)
   4.125% due 03/10/08                                    820             809
Wells Fargo & Co.
   6.250% due 04/15/08                                  8,337           8,608
                                                                 ------------
                                                                      210,334
                                                                 ------------

International Debt - 2.1%
Brazilian Government International Bond
   9.760% due 06/29/09 (E)                              1,150           1,340
   8.000% due 01/15/18                                  2,000           2,066
British Telecommunications PLC
   7.000% due 05/23/07                                  1,700           1,748
Eli Lilly Services, Inc. (E)(p)
   3.907% due 09/12/08                                  4,000           3,999
HBOS Treasury Services PLC (A)
   4.203% due 01/12/07 (E)                                900             901
   3.500% due 11/30/07                                  2,000           1,949
   3.750% due 09/30/08                                  1,000             971
HSBC Bank PLC
   6.950% due 03/15/11                                  1,000           1,108
Inter-American Development Bank
   12.250% due 12/15/08                                 1,250           1,517
Interstar Millennium Trust (E)
   Series 2004-2G Class A
   4.057% due 03/14/36                                  1,900           1,900
Mexico Government International Bond
   4.625% due 10/08/08                                  3,250           3,211
National Westminster Bank PLC
   7.375% due 10/01/09                                  1,000           1,086
Panama Government International Bond
   8.250% due 04/22/08                                  1,200           1,274
Peru Government International Bond
   9.125% due 01/15/08                                    900             972
Province of Ontario
   5.500% due 10/01/08                                  1,500           1,536
                                                                 ------------
                                                                       25,578
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Mortgage-Backed Securities - 20.7%
American Home Mortgage Investment Trust (E)
   Series 2004-3 Class 5A
   4.290% due 10/25/34                                  2,599           2,544
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    904             885
Banc of America Commercial Mortgage, Inc.
   Series 2004-2 Class A1
   2.764% due 11/10/38                                  2,346           2,255
Banc of America Funding Corp. (E)
   Series 2005-D Class A1
   4.117% due 05/25/35                                 10,426          10,269
Banc of America Mortgage Securities
   Series 2004-2 Class 2A1
   5.250% due 03/25/34                                  1,385           1,382
Bank of America Mortgage Securities
   Series 2002-K Class 2A1 (E)
   5.487% due 10/20/32                                     55              55
   Series 2004-2 Class 5A1
   6.500% due 10/25/31                                    399             406
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2002-9 Class 2A
   5.279% due 10/25/32                                     18              18
   Series 2003-1 Class 5A1
   5.448% due 04/25/33                                    547             533
   Series 2003-8 Class 2A1 (E)
   4.830% due 01/25/34                                    583             578
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.431% due 05/25/35                                  1,663           1,670
Bear Stearns Asset Backed Securities, Inc.
   Series 2003-AC3 Class A1
   4.000% due 07/25/33                                    617             607
Bear Stearns Commercial Mortgage Securities
   Series 1998-C1 Class A1
   6.340% due 06/16/30                                    415             420
   Series 1999-C1 Class A2
   6.020% due 02/14/31                                  2,000           2,054
   Series 2001-TOP Class A1
   5.060% due 11/15/16                                    781             782
   Series 2003-PWR Class A1
   3.432% due 05/11/39                                    758             732
   Series 2003-T10 Class A1
   4.000% due 03/13/40                                  1,490           1,434
   Series 2003-T12 Class A1
   2.960% due 08/13/39                                  1,480           1,421

 98  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Commercial Mortgage Pass Through Certificates
   Series 2004-LB2 Class A2
   3.600% due 03/10/39                                  1,000             958
Countrywide Alternative Loan Trust
   Series 2003-6T2 Class A1
   6.500% due 06/25/33                                    295             296
   Series 2003-J2 Class A1
   6.000% due 10/25/33                                    691             691
Credit Suisse First Boston Mortgage (E)(p)
   Series 2002-P3 Class A
   1.691% due 08/25/33                                    332             333
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2002-AR2 Class 2A2
   5.641% due 10/25/32                                     41              41
   Series 2003-C4 Class A2
   3.908% due 08/15/36                                  1,000             974
   Series 2003-CK2 Class A1
   3.006% due 03/15/36                                    906             878
   Series 2004-C1 Class A1
   2.254% due 01/15/37                                  1,878           1,821
   Series 2005-C5 Class A1
   5.046% due 08/15/38                                  3,750           3,759
Fannie Mae
   30 year TBA (I)
   4.660%                                               4,000           4,007
   6.000% due 2008                                        103             104
   5.500% due 2009                                      2,315           2,333
   6.000% due 2010                                        217             222
   6.500% due 2010                                        172             178
   6.000% due 2011                                        224             229
   6.500% due 2011                                        145             150
   4.500% due 2013                                      2,998           2,929
   5.000% due 2013                                      3,048           3,026
   5.500% due 2013                                        405             408
   6.000% due 2013                                        480             491
   6.000% due 2014                                      2,354           2,410
   5.500% due 2016                                      1,415           1,424
   5.000% due 2017                                        106             105
   5.500% due 2017                                      2,059           2,074
   6.000% due 2017                                        217             224
   4.500% due 2018                                        143             139
   5.000% due 2018                                      4,775           4,712
   4.500% due 2019                                        347             336
   5.000% due 2019                                        554             547
   4.500% due 2020                                        462             447
   5.000% due 2020                                        388             383
   5.500% due 2022                                      1,435           1,427
   5.500% due 2033                                         92              91
   6.000% due 2033                                         35              36
   5.500% due 2034                                     16,932          16,725
   4.690% due 2035 (E)                                    667             659

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.900% due 2035 (E)                                 35,038          34,784
   5.500% due 2035                                     22,952          22,651
   4.115% due 2041 (E)                                  1,249           1,264
   4.065% due 2042 (E)                                  1,187           1,197
   Series 1994-1 Class K
   6.500% due 06/25/13                                     99              99
   Series 2003-129 Class PQ
   4.500% due 07/25/33                                    566             564
   Series 2003-24 Class PU
   3.500% due 11/25/15                                    331             321
   Series 2003-27 Class TJ
   4.000% due 10/25/16                                    557             555
   Series 2003-46 Class PQ
   3.000% due 06/25/19                                  3,500           3,442
   Series 2003-62 Class OD
   3.500% due 04/25/26                                  1,250           1,192
   Series 2003-63 Class GU
   4.000% due 07/25/33                                  2,673           2,624
   Series 2003-67 Class TA
   3.000% due 08/25/17                                  4,005           3,750
   Series 2003-75 Class NB
   3.250% due 08/25/18                                    714             684
   Series 2003-92 Class BR
   5.000% due 04/25/14                                    709             708
   Series 2004-17 Class HA
   3.000% due 01/25/19                                  2,294           2,119
   Series 2004-21 Class QA
   4.000% due 11/25/17                                  2,887           2,863
Fannie Mae Grantor Trust (E)
   Series 2002-T10 Class A1
   4.158% due 06/25/32                                  5,732           5,726
   Series 2005-T2 Class 1A1
   3.712% due 11/28/35                                    314             313
   Series 2005-T4 Class A1A
   4.088% due 09/25/35                                  2,067           2,067
Fannie Mae-Aces
   Series 1998-M1 Class A2
   6.250% due 01/25/08                                  1,497           1,525
Federal Home Loan Bank System
   Series 2004-900 Class 1
   3.920% due 09/25/09                                  1,738           1,684
   Series 2005-058 Class H
   4.750% due 10/25/10                                  4,133           4,109
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2003-H00 Class A2
   1.876% due 03/15/08                                    216             214

                                                    Short Duration Bond Fund  99

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Freddie Mac
   5.500% due 2008                                        127             128
   6.500% due 2008                                        123             128
   6.000% due 2009                                        101             103
   6.500% due 2009                                        419             430
   8.000% due 2010                                         48              49
   6.000% due 2013                                        151             154
   5.500% due 2014                                        624             629
   6.000% due 2014                                        156             160
   6.000% due 2016                                        677             692
   5.500% due 2017                                      1,029           1,036
   5.000% due 2018                                        634             626
   6.000% due 2028                                        140             142
   5.500% due 2029                                        967             957
   6.000% due 2029                                        286             290
   6.000% due 2031                                        391             395
   Series 1993-164 Class PD
   4.500% due 09/15/08                                    148             147
   Series 2003-255 Class PB
   5.500% due 08/15/30                                    102             101
   Series 2003-258 Class NS
   3.250% due 09/15/15                                  1,572           1,517
   Series 2003-258 Class QK
   4.000% due 04/15/22                                    527             526
   Series 2003-261 Class JA
   3.760% due 03/15/29                                  1,403           1,349
   Series 2003-262 Class KP
   2.870% due 12/15/16                                  3,324           3,126
   Series 2003-263 Class NK
   4.000% due 02/15/15                                    804             801
   Series 2003-263 Class YH
   3.500% due 08/15/22                                  1,250           1,240
   Series 2003-268 Class MX
   4.000% due 07/15/16                                  2,495           2,422
   Series 2003-271 Class OJ
   3.500% due 03/15/11                                  1,810           1,800
   Series 2004-276 Class EA
   4.500% due 04/15/13                                  1,660           1,652
   Series 2004-278 Class HE
   4.000% due 09/15/17                                  3,868           3,729
   Series 2004-285 Class BA
   4.500% due 02/15/20                                  1,654           1,627
   Series 2005-305 Class AP
   5.500% due 01/15/27                                  3,000           3,026
Freddie Mac Gold
   4.000% due 2007                                      1,044           1,025
   4.000% due 2008                                        883             864
   4.500% due 2008                                        982             978
   5.500% due 2009                                        294             297
   6.000% due 2009                                         85              87
   6.000% due 2010                                        171             174
   6.000% due 2011                                        578             590
   6.000% due 2032                                        503             509
   6.000% due 2033                                        855             865

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp.
   Series 2001-3 Class A1
   5.560% due 06/10/38                                  1,602           1,621
   Series 2004-C3 Class A1
   3.752% due 07/10/39                                  2,945           2,873
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                  1,767           1,736
Ginnie Mae I
   7.000% due 2007                                          4               4
   6.000% due 2008                                         98             100
   9.500% due 2017                                          1               1
Ginnie Mae II (E)
   3.750% due 2027                                        154             157
   4.000% due 2032                                        311             311
Government National Mortgage Association
   Series 2004-78 Class A
   3.590% due 11/16/17                                  2,802           2,718
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.412% due 06/25/34                                  2,137           2,091
Impac CMB Trust (E)
   Series 2004-2 Class A2
   4.288% due 04/25/34                                    562             561
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C2 Class A1
   4.326% due 12/12/34                                    788             770
   Series 2005-LDP Class A1
   4.655% due 08/15/42                                  1,856           1,844
   4.613% due 10/15/42                                  2,721           2,698
   Series 2005-LDP Class A2
   4.790% due 10/15/42                                  2,150           2,116
LB-UBS Commercial Mortgage Trust
   Series 2003-C1 Class A1
   2.720% due 03/15/27                                  1,366           1,321
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                  1,895           1,820
Lehman Large Loan
   Series 1997-LLI Class A2
   6.840% due 10/12/34                                     70              71
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   4.210% due 06/15/30                                  1,543           1,539
Morgan Stanley Capital I
   Series 2003-T11 Class A1
   3.260% due 06/13/41                                  1,523           1,478

 100  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-T13 Class A1
   2.850% due 09/13/45                                    776             747
   Series 2005-HQ6 Class A1
   4.646% due 08/13/42                                  2,055           2,039
Morgan Stanley Dean Witter Capital I
   Series 2001-TOP Class A1
   5.020% due 10/15/35                                    274             274
   Series 2002-HQ Class A2
   6.090% due 04/15/34                                    354             361
Prime Mortgage Trust (E)
   Series 2004-CL1 Class 1A2
   4.438% due 02/25/34                                    278             278
   Series 2004-CL1 Class 2A2
   4.438% due 02/25/19                                     70              70
SACO I, Inc. (E)(p)
   Series 2004-2 Class A2
   4.228% due 07/25/19                                    469             469
Salomon Brothers Mortgage Securities VII
   Series 2003-UP2 Class A1
   4.000% due 12/25/18                                  1,255           1,204
Structured Asset Mortgage Investments, Inc. (E)
   Series 2002-AR3 Class A1
   4.327% due 09/19/32                                    125             125
Structured Asset Securities Corp. (E)
   Series 2001-21A Class 1A1
   6.250% due 01/25/32                                    130             132
Vendee Mortgage Trust
   Series 2001-3 Class J
   6.500% due 05/15/08                                    437             444
Wachovia Bank Commercial Mortgage Trust
   Series 2002-C2 Class A2
   4.043% due 11/15/34                                  2,020           1,961
   Series 2003-C4 Class A1
   3.003% due 04/15/35                                  1,562           1,514
Washington Mutual
   Series 2002-AR1 Class A6
   4.816% due 10/25/32                                    729             725
   Series 2002-AR9 Class 1A (E)
   4.265% due 08/25/42                                  1,474           1,469
Washington Mutual MSC Mortgage Pass-Through CTFS
   (E)
   Series 2002-AR2 Class 2A1
   6.060% due 07/25/32                                     18              18
Washington Mutual, Inc. (E)
   Series 2002-AR6 Class A
   4.419% due 06/25/42                                    669             673
   Series 2005-AR1 Class A1A1
   4.328% due 10/25/45                                    500             500
                                                                 ------------
                                                                      251,271
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Non-US Bonds - 0.1%
Landwirtschaftliche Rentenbank
   0.650% due 09/30/08                             JPY 60,000             519
                                                                 ------------

United States Government Agencies - 0.3%
Federal Home Loan Bank System
   5.925% due 04/09/08                                  1,600           1,645
   Zero coupon due 04/27/10                               749             671
Freddie Mac
   5.810% due 04/04/08                                  1,000           1,026
                                                                 ------------
                                                                        3,342
                                                                 ------------

United States Government Treasuries - 13.6%
United States Treasury Notes
   3.125% due 05/15/07                                 48,040          47,145
   3.625% due 06/30/07                                 96,635          95,438
   2.750% due 08/15/07                                  8,000           7,776
   3.375% due 12/15/08                                 15,500          15,025
                                                                 ------------
                                                                      165,384
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $966,737)                                                       952,906
                                                                 ------------

PREFERRED STOCKS - 0.2%
Financial Services - 0.2%
DG Funding Trust (A)                                      219           2,346
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $2,306)                                                           2,346
                                                                 ------------


                                                   Short Duration Bond Fund  101

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Apr 2006 0.00 Call (1)                               5,000               6
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.250% (Fund Receives)
   Oct 2006 0.00 Call (3)                              13,000              19
Swaption USD Three Month LIBOR (Fund Pays)/ USD
   4.500% (Fund Receives)
   Oct 2006 0.00 Call (3)                              29,600              76
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $198)                                                               101
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 24.4%
American Electric Power Co., Inc. Series A
   6.125% due 05/15/06                                  5,790           5,827
Associates Corp. of North America
   Series MTNH
   7.250% due 05/08/06                                  2,000           2,027
   7.240% due 05/17/06                                  1,000           1,014
BankAmerica Corp.
   6.200% due 02/15/06                                    750             754
Barclays US Funding, LLC (z)
   3.655% due 11/28/05 (c)                             10,700          10,671
   4.190% due 02/27/06                                  1,400           1,380
BNP Paribas (z)
   4.155% due 02/27/06                                  7,000           6,899
Brazilian Government International Bond (E)
   5.188% due 04/15/06                                    416             416
British Sky Broadcasting PLC
   7.300% due 10/15/06                                  2,000           2,044
Burlington Northern Santa Fe Corp.
   6.375% due 12/15/05                                  1,535           1,538
Capital Auto Receivables Asset Trust Series
   2002-3 Class A3
   3.580% due 10/16/06                                  1,705           1,703

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
CBA (Delaware) Finance Discount Notes (z)
   4.120% due 01/25/06                                 12,100          10,788
   4.140% due 01/30/06                                 12,100           1,187
Citigroup, Inc.
   6.750% due 12/01/05 (N)                              6,500           6,512
   5.750% due 05/10/06                                  1,370           1,378
ConAgra Foods, Inc.
   6.000% due 09/15/06                                  1,300           1,312
Continental Cablevision, Inc.
   8.300% due 05/15/06                                    400             407
COX Communications, Inc.
   7.750% due 08/15/06                                  2,900           2,961
DaimlerChrysler NA Holding Corp.
   6.400% due 05/15/06                                  1,200           1,210
   4.430% due 05/24/06 (E)                              2,800           2,807
Danske Corp. Discount Notes (c)(z)
   3.605% due 11/04/05                                  1,700           1,699
   3.625% due 11/07/05                                  4,000           3,998
   3.680% due 11/14/05                                  6,200           6,192
Devon Energy Corp.
   2.750% due 08/01/06                                  4,954           4,872
DNB Nor Bank ASA (c)(z)
   3.590% due 11/21/05                                 10,700          10,679
   3.595% due 11/21/05                                  1,200           1,198
Fannie Mae (E)
   3.799% due 09/22/06                                  1,600           1,599
France Telecom SA
   7.200% due 03/01/06                                  1,200           1,210
Frank Russell Investment Company Money Market
   Fund                                            59,953,334          59,953
Freddie Mac Discount Notes (c)(z)
   3.359% due 11/29/05                                    500             498
General Electric Capital Corp. (z)
   4.120% due 01/24/06                                 11,000          10,887
   4.130% due 01/25/06                                  1,100           1,089
General Motors Acceptance Corp.
   5.070% due 04/13/06 (E)                              2,300           2,290
   4.677% due 05/18/06 (E)                                400             398
   6.125% due 09/15/06                                    300             299
Government Trust Certificate
   8.500% due 04/01/06                                    228             233
GTE Corp.
   6.360% due 04/15/06                                  5,000           5,035
HBOS Treasury Service PLC (z)
   4.190% due 02/27/06                                  3,500           3,450
Heller Financial, Inc.
   6.375% due 03/15/06                                  1,000           1,007
Historic TW, Inc.
   8.110% due 08/15/06                                  2,000           2,048

 102  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
HSBC Bank PLC
   7.625% due 06/15/06                                  4,500           4,578
Hydro Quebec
   Series MTNB
   6.520% due 02/23/06                                  1,000           1,007
KFW International Finance
   Series DTC
   5.250% due 06/28/06                                  2,000           2,007
Kroger Co. (The)
   8.150% due 07/15/06                                  3,885           3,967
Nordea Bank Finland PLC
   6.500% due 01/15/06                                  3,000           3,014
Nordea North America, Inc. (c)(z)
   3.680% due 11/14/05                                 10,900          10,886
Northrop Grumman Corp.
   7.000% due 03/01/06                                  2,000           2,017
Pepco Holdings, Inc.
   3.750% due 02/15/06                                  3,654           3,644
Progress Energy, Inc.
   6.750% due 03/01/06                                  4,000           4,025
Rabobank USA Financial Corp. (c)(z)
   3.620% due 11/28/05                                    700             698
   3.860% due 12/23/05                                 11,000          10,939
Safeway, Inc.
   6.150% due 03/01/06                                  4,000           4,010
Societe Generale NA
   3.960% due 01/27/06 (z)                              1,000             987
   4.145% due 02/01/06                                  1,100           1,088
SouthTrust Bank (E)
   Series BKNT
   3.807% due 12/14/05                                  3,000           2,999
Sprint Capital Corp.
   7.125% due 01/30/06                                  1,000           1,006
   4.780% due 08/17/06                                  3,000           2,999
Svenska Handelsbanken (z)
   4.065% due 01/20/06                                 11,000          10,884
Swedbank Forenings (c)(z)
   3.910% due 12/22/05                                  6,100           6,066
Swiss Bank Corp.
   7.250% due 09/01/06                                  1,500           1,527
TCI Communications, Inc.
   6.875% due 02/15/06                                  2,109           2,120
Time Warner, Inc.
   6.125% due 04/15/06                                  1,900           1,911
Tyco International Group SA
   6.375% due 02/15/06                                  4,000           4,020

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
UBS Financial Del, LLC (z)
   3.690% due 12/07/05 (c)                              1,800           1,793
   3.945% due 01/26/06                                  9,900           9,768
   4.155% due 02/28/06                                    400             394
Union Bank Switzerland
   7.250% due 07/15/06                                  1,000           1,016
United States Treasury Bills (c)(z)(sec.)
   3.363% due 12/08/05                                    150             149
   3.430% due 12/15/05                                  1,070           1,066
   3.452% due 12/15/05                                    500             498
   3.495% due 12/15/05                                     60              60
US Bank NA (E)
   Series BKNT
   3.761% due 12/05/05                                  1,500           1,500
USX Corp.
   6.650% due 02/01/06                                    600             603
Virginia Electric and Power Co.
   Series A
   5.750% due 03/31/06                                  3,785           3,801
Washington Mutual Financial Corp.
   7.250% due 06/15/06                                  3,005           3,053
Wells Fargo & Co.
   3.960% due 09/15/06 (E)                              3,000           3,003
   Series MTNH
   6.750% due 10/01/06                                  1,930           1,962
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $297,028)                                                       296,534
                                                                 ------------

OTHER SECURITIES - 0.3%
Frank Russell Investment Company Money Market
   Fund (X)                                         1,368,117           1,368
State Street Securities Lending Quality Trust
   (X)                                              2,803,143           2,803
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $4,171)                                                           4,171
                                                                 ------------

TOTAL INVESTMENTS - 103.5%
(identified cost $1,270,440)                                        1,256,058

OTHER ASSETS AND LIABILITIES,
NET - (3.5%)                                                          (42,478)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,213,580
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  103

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Eurodollar Futures
   expiration date 03/06 (100)                             23,816               (206)
   expiration date 06/06 (431)                            102,551               (449)
   expiration date 09/06 (49)                              11,656                (68)
   expiration date 12/06 (186)                             44,249                (22)
   expiration date 03/07 (350)                             83,287                (82)
   expiration date 06/07 (173)                             41,163                (59)
   expiration date 09/07 (26)                               6,185                (12)

United States Treasury 2 Year Notes
   expiration date 12/05 (133)                             27,292               (167)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (1,065)
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (12)                                  2,850                 (8)
   Dec 2006 95.25 Put (140)                                33,338               (130)

Swaption
   USD Three Month LIBOR (Fund Pays)/
   USD 4.300% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   3,000                (12)

Swaption
   USD Three Month LIBOR
   (Fund Pays)/
   USD 4.310% (Fund Receives)
   Oct 2006 0.00 Call (2)                                   3,000                (12)
Swaption
   USD Three Month LIBOR (Fund Pays)/
   USD 4.540% (Fund Receives)
   Apr 2006 0.00 Call (1)                                   2,000                 (6)
   Oct 2006 0.00 Call (2)                                   7,700                (51)

Swaption
   USD Three Month LIBOR (Fund Pays)/
   USD 4.560% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   6,000                (43)

Swaption
   GBP Six Month LIBOR (Fund Pays)/
   USD 4.500% (Fund Receives)
   Dec 2006 0.00 Put (1)                                    3,009                 (3)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $322)                                                     (265)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 104  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             986      EUR           827    11/08/05                  5
EUR              18      USD            22    11/08/05                 --
EUR             809      USD           974    11/08/05                  4
JPY          61,632      USD           542    12/01/05                 11
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                  20
                                                           ==============

INTEREST RATE SWAP CONTRACTS
------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
        COUNTER              NOTIONAL                                                  TERMINATION           VALUE
         PARTY                AMOUNT        FUND RECEIVES          FUND PAYS               DATE                $
-----------------------   --------------   ----------------   --------------------   ----------------   ----------------
Barclays                    GBP    2,800   5.000%             Six Month LIBOR            06/15/07                     17
                                                              Consumer Price Index
BNP Paribas                 EUR    1,200   2.090%             (France)                   10/15/10                     --
Lehman Brothers             GBP    1,500   4.500%             Six Month LIBOR            09/20/09                    (11)
Merrill Lynch               GBP    1,600   4.500%             Six Month LIBOR            09/20/09                    (11)
UBS                         USD   36,800   4.000%             Three Month LIBOR          12/15/07                   (576)
                                                                                                        ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($125)                           (581)
                                                                                                        ================

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  105

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                      24.4
Corporate Bonds and Notes                                    17.4
International Debt                                            2.1
Mortgage-Backed Securities                                   20.7
Non-US Bonds                                                  0.1
United States Government Agencies                             0.3
United States Government Treasuries                          13.6
Preferred Stock                                               0.2
Options Purchased                                              --*
Short-Term Investments                                       24.4
Other Securities                                              0.3
                                                  ---------------
Total Investments                                           103.5
Other Assets and Liabilities, Net                            (3.5)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)
Options Written                                               (--*)
Foreign Currency Exchange Contracts                            --*
Interest Rate Swap Contracts                                  (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 106  Short Duration Bond Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                 DIVERSIFIED BOND - CLASS S        LEHMAN BROTHERS AGGREGATE **
                                                                 --------------------------        ----------------------------
*                                                                         10000.00                           10000.00
1996                                                                      10557.00                           10585.00
1997                                                                      11450.00                           11526.00
1998                                                                      12433.00                           12602.00
1999                                                                      12433.00                           12669.00
2000                                                                      13303.00                           13594.00
2001                                                                      15180.00                           15573.00
2002                                                                      15966.00                           16490.00
2003                                                                      16706.00                           17299.00
2004                                                                      17577.00                           18256.00
2005                                                                      17672.00                           18463.00

Diversified Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.54%
5 Years                                5.84%S
10 Years                               5.86%S

Diversified Bond Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.32%
5 Years                                5.59%S
10 Years                               5.56%S

Diversified Bond Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 (0.39)%
5 Years                                 4.80%S
10 Years                                5.02%S

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.13%
5 Years                                6.31%S
10 Years                               6.32%S

 108  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Diversified Bond Fund Class S, Class E and Class C Shares returned 0.54%, 0.32% and (0.39)% respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.13% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 0.81%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Rising interest rates hurt nominal returns over the fiscal year with the broad bond market benchmark, the Lehman Brothers Aggregate Bond Index, posting just a 1.13% return. While the Fund's money managers started out the period believing that interest rates would rise, higher energy prices and the potential for an economic slowdown led the Fund's money managers to forecast that rates would fall near the end of the fiscal year. However, interest rates rose near the end of the period and the money managers' forecasting detracted from performance. The credit downgrade in the bond rating of auto manufacturers in the spring and early summer had a very modest impact, as the Fund's money managers held diversified positions within the auto sector.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Interest rate forecasting by the Fund's money managers late in the fiscal year detracted from performance. The Fund's money managers were not rewarded for their forecasts of slower growth, as the Federal Reserve surprised many market participants by continuing to raise interest rates after Hurricanes Katrina and Rita.

Offsetting the negative impact of the incorrect interest rate forecasting by the Fund's money managers, positive contributions to Fund performance came from overweights in the investment grade corporate sector early in the fiscal year and profit taking, as prices of investment grade corporate bonds rose relative to Treasury securities. The Fund's money managers also added value through security selection in the mortgage sector. Finally, non-dollar bonds also contributed positively to performance, particularly in early 2005, when rates fell further in Europe than in the U.S.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Pacific Investment Management Company, LLC (PIMCO) did well over the year, capitalizing on its forecast that European interest rates would fall further than U.S. rates in the spring. PIMCO also added value by underweighting investment grade corporate bonds (corporates) and through security selection in the mortgage sector. Bear Stearns Asset Management, Inc. did well early in the fiscal year by overweighting corporates and strong security selection within that sector. As corporate bond prices rose, Bear Stearns took profits and brought its allocation to corporates down to a more benchmark-neutral weight. Interest rate forecasting also led to suboptimal yield curve strategies for most of the money managers in the period. Western Asset Management Company's yield curve positioning had the largest negative impact to performance. This negative was partially offset by Western's overweight to, and security selection in, the corporate sector.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In January, Western was added as a money manager for the Fund. The weighting to Lehman Brothers Asset Management, LLC was decreased to allow for the addition of Western to the Fund's line-up. This action resulted in a slightly higher allocation to investment grade corporate bonds and generally wider deviations from the benchmark with respect to interest rate strategies, as Lehman manages portfolios in a fairly risk managed manner.

                                                      Diversified Bond Fund  109

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Bear Stearns Asset Management, Inc.       Sector Rotation
Lehman Brothers Asset Management, LLC     Enhanced Core
Pacific Investment Management Company,
   LLC                                    Fully Discretionary
Western Asset Management Company          Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Diversified Bond Fund Class S assumes initial investment on November 1,
      1995.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Diversified Bond Fund Class S performance has been linked with Class E to provide historical perspective. For the period November 4, 1996 (commencement of sale) to May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Diversified Bond Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 110  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       994.00      $     1,016.84
Expenses Paid During
Period*                       $         8.34      $         8.44

* Expenses are equal to the Fund's annualized expense ratio of 1.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       997.80      $     1,020.62
Expenses Paid During
Period*                       $         4.58      $         4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       998.50      $     1,021.88
Expenses Paid During
Period*                       $         3.32      $         3.36

* Expenses are equal to the Fund's annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                      Diversified Bond Fund  111

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 96.3%
Asset-Backed Securities - 6.5%
AAA Trust (p)
   Series 2005-2 Class A1
   4.151% due 11/26/35                                  1,368           1,368
Aames Mortgage Investment Trust (E)
   Series 2005-2 Class 1A1
   4.118% due 07/25/35                                     53              53
ABSC NIMs Trust (A)
   Series 2004-HE5 Class A1
   5.000% due 08/27/34                                     60              60
   Series 2005-HE6 Class A1
   5.050% due 08/27/35                                    498             497
ACE Securities Corp. (E)
   Series 2004-OP1 Class M2
   5.088% due 04/25/34                                    650             659
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   6.538% due 02/25/33                                    205             207
Argent Securities, Inc. (E)
   Series 2004-W3 Class A2
   4.258% due 02/25/34                                    146             146
Asset Backed Funding Corp. NIM Trust (A)
   Series 2005-WF1 Class N1
   4.750% due 03/26/35                                    440             440
Bayview Financial Acquisition Trust (E)
   Series 2004-C Class A1
   4.490% due 05/28/44                                  1,274           1,276
Burlington Northern Santa Fe Corp.
   4.967% due 04/01/23                                    320             314
Carrington Mortgage Loan Trust (E)
   Series 2005-NC3 Class A1A
   4.118% due 06/25/35                                    251             251
Chase Funding Mortgage Loan Asset-Backed
   Certificates (E)
   Series 2002-2 Class 2A1
   4.288% due 05/25/32                                    241             241
Chase Issuance Trust (E)
   Series 2005-A3 Class A
   3.990% due 10/17/11                                  4,035           4,036
Countrywide Asset-Backed Certificates
   Series 2001-BC3 Class A
   4.278% due 12/25/31                                    146             146
   Series 2003-BC2 Class 2A1 (E)
   4.338% due 06/25/33                                     45              45
   Series 2003-BC4 Class 2A2 (E)
   4.358% due 09/25/33                                    108             109
   Series 2004-13 Class AF2
   3.683% due 08/25/24                                  1,085           1,068
   Series 2004-14N Class N (A)
   5.000% due 06/25/36                                    186             185

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-7 Class AF2
   3.324% due 12/25/23                                    620             618
   Series 2004-BC1 Class M1 (E)
   4.538% due 02/25/34                                    235             235
   Series 2004-S1 Class A1
   4.258% due 12/25/18                                  1,636           1,636
   Series 2005-11 Class AF1 (E)
   4.218% due 02/25/36                                  2,266           2,266
   Series 2005-2N Class N (A)
   4.500% due 08/25/36                                    382             378
   Series 2005-5N Class N (A)
   5.000% due 07/25/36                                    361             358
   Series 2005-SD2 Class A1A (A)(E)
   4.198% due 08/25/35                                  1,786           1,786
Countrywide Home Equity Loan Trust (E)
   Series 2005-G Class 2A
   4.123% due 12/15/35                                  2,400           2,400
Credit-Based Asset Servicing and Securitization
   Series 2004-CB6 Class AF1
   4.228% due 07/25/35                                    290             290
Daimler Chrysler Auto Trust
   Series 2005-A Class A3
   3.490% due 12/08/08                                  1,460           1,439
Discover Card Master Trust I
   Series 2005-1 Class A
   3.980% due 09/16/10                                  3,870           3,861
Distribution Financial Services Floorplan Master
   Trust
   Series 2003-2 Class A
   4.070% due 04/15/08                                  1,790           1,791
Equifirst Mortgage Loan Trust
   Series 2004-1 Class 2A1
   4.138% due 01/25/34                                    315             315
   Series 2005-1 Class A1 (E)
   4.098% due 04/25/35                                    900             900
Equifirst Mortgage Loan Trust NIMs Notes (A)
   Series 2005-1 Class N1
   4.458% due 04/25/35                                  1,263           1,261
Fannie Mae Grantor Trust
   Series 2002-T13 Class A1
   4.138% due 08/25/32                                     38              38
   Series 2002-T5 Class A1
   4.158% due 05/25/32                                    273             274
   Series 2002-T7 Class A1
   4.148% due 07/25/32                                    109             109
   Series 2003-T3 Class 1A
   4.158% due 06/25/33                                    192             192

 112  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-T4 Class 1A
   4.148% due 09/26/33                                    720             720
   Series 2005-T3 Class A1A (E)
   4.078% due 07/25/35                                  5,687           5,688
Fannie Mae Whole Loan
   Series 2002-W2 Class AV1
   4.298% due 06/25/32                                    251             251
   Series 2003-W16 Class AV1
   4.188% due 11/25/33                                    302             302
   Series 2003-W5 Class A
   4.148% due 04/25/33                                    584             586
   Series 2003-W9 Class A
   4.158% due 06/25/33                                    881             881
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2004-FF1 Class A2
   4.438% due 12/25/32                                  2,400           2,407
   Series 2004-FFH Class 2A1
   4.418% due 10/25/34                                  1,323           1,328
First Franklin NIMs Trust (A)
   Series 2004-FFH Class N2
   7.385% due 03/25/34                                    150             150
   Series 2005-FF1 Class N1
   4.213% due 01/25/35                                    845             841
Ford Credit Auto Owner Trust
   Series 2005-A Class A3
   3.480% due 11/15/08                                    630             622
Ford Credit Floorplan Master Owner Trust
   Series 2001-2 Class A
   4.110% due 07/15/08                                  1,400           1,401
   Series 2004-1 Class A
   4.010% due 07/15/09                                  2,275           2,276
Fremont Home Loan Trust (E)
   Series 2005-A Class 2A1
   4.148% due 01/25/35                                     51              51
Fremont NIMs Trust (A)
   Series 2005-A Class NOTE
   3.750% due 01/25/35                                    657             653
   Series 2004-B Class NOTE
   4.703% due 05/25/34                                      2               2
   Series 2005-C Class NOTE
   5.584% due 07/25/35                                    219             218
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class A
   4.080% due 07/20/09                                  1,240           1,241
   Series 2005-1 Class A
   4.040% due 04/20/10                                  1,800           1,801
GMAC Mortgage Corp. Loan Trust
   Series 1999-1 Class A
   4.270% due 06/18/27                                    383             384
   Series 2004-HE5 Class A1 (E)
   4.178% due 09/25/34                                    678             678

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                    725             713
Government National Mortgage Association
   Series 1998-23 Class ZA
   6.500% due 09/20/28                                  3,515           3,553
Greenpoint Mortgage Funding Trust (E)
   Series 2005-HE4 Class 2A1C
   4.148% due 07/25/30                                  1,875           1,875
GSAMP Trust
   Series 2003-AHL Class A2A
   4.238% due 10/25/33                                    138             138
   Series 2004-NC1 Class A3 (E)
   4.428% due 03/25/34                                    425             426
   Series 2004-NC2 Class A2A
   4.218% due 10/01/34                                     97              97
Home Equity Asset Trust (E)
   Series 2004-3 Class M3
   5.488% due 08/25/34                                    455             462
Household Mortgage Loan Trust
   Series 2002-HC1 Class A
   4.300% due 05/20/32                                     52              52
IndyMac Residential Asset Backed Trust (E)
   Series 2005-A Class AII1
   4.148% due 03/25/35                                    848             848
JP Morgan Mortgage Acquisition Corp. (E)
   Series 2005-FLD Class A1
   4.158% due 08/25/27                                  1,875           1,875
Lehman XS Trust (E)
   Series 2005-1 Class 2A2
   4.660% due 05/25/08                                    589             597
Long Beach Asset Holdings Corp. (A)
   Series 2005-1 Class N1
   4.115% due 02/25/35                                    543             540
Long Beach Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   5.938% due 06/25/33                                    670             678
   Series 2005-WL1 Class 2A1
   4.148% due 06/25/35                                  1,477           1,477
Mastr Asset Backed Securities Trust
   Series 2004-OPT Class A3
   4.298% due 02/25/34                                    287             288
Merrill Auto Trust Securitization (E)
   Series 2005-1 Class A2B
   4.048% due 04/25/08                                  1,845           1,845

                                                      Diversified Bond Fund  113

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.
   Series 2004-WMC Class A2
   4.338% due 10/25/34                                    175             175
Morgan Stanley ABS Capital I
   Series 2003-NC5 Class A2
   4.318% due 04/25/33                                     26              26
Morgan Stanley Dean Witter Capital I
   Series 2003-NC4 Class A2
   4.408% due 04/25/33                                     32              32
MSDWCC Heloc Trust
   Series 2005-1 Class A
   4.228% due 07/25/17                                    242             242
Navistar Financial Corp. Owner Trust
   Series 2003-B Class A3
   4.170% due 04/15/08                                    680             680
Nissan Master Owner Trust Receivables (E)
   Series 2005-A Class A
   4.000% due 07/15/10                                  1,700           1,700
Novastar Home Equity Loan
   Series 2004-4 Class A2A
   4.228% due 03/25/35                                    304             304
   Series 2005-1 Class A2A (E)
   4.158% due 06/25/35                                  1,335           1,335
Novastar NIMs Trust (A)
   Series 2004-N2 Class NOTE
   4.458% due 06/26/34                                    106             105
Option One Mortgage Loan Trust
   Series 2001-4 Class A
   4.638% due 01/25/32                                    180             180
   Series 2002-2 Class A
   4.308% due 06/25/32                                    137             137
   Series 2003-1 Class A2
   4.458% due 02/25/33                                    221             221
   Series 2003-2 Class A2
   4.338% due 04/25/33                                    102             102
   Series 2003-2 Class M2 (E)
   5.738% due 04/25/33                                    540             546
   Series 2003-3 Class M3 (E)
   6.038% due 06/25/33                                    345             350
   Series 2003-4 Class M2 (E)
   5.688% due 07/25/33                                    295             299
Option One Mortgage Securities Corp. NIMs Trust
   (A)
   Series 2003-6A Class NOTE
   4.271% due 10/26/10                                     26              26
Park Place Securities NIMs Trust (A)
   Series 2004-MCW Class A
   4.458% due 09/25/34                                     94              93
   Series 2005-WCW Class A
   5.500% due 07/25/35                                    614             610
Park Place Securities, Inc.
   Series 2005-WCH Class A3A
   4.158% due 01/25/36                                    212             212

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                    200             197
Ramp NIMs Trust (A)
   Series 2005-NM2 Class NOTE
   5.193% due 04/25/35                                    376             375
Renaissance Home Equity Loan Trust (E)
   Series 2005-3 Class AF1
   4.188% due 11/25/35                                  2,235           2,235
Renaissance NIMs Trust (A)
   Series 2004-B Class NOTE
   5.193% due 08/26/34                                     78              78
   Series 2004-D Class NOTE
   4.459% due 02/25/35                                    301             301
Residential Asset Mortgage Products, Inc.
   Series 2002-RS5 Class AII
   4.408% due 09/25/32                                    203             203
   Series 2003-RS1 Class AII
   4.428% due 02/25/33                                    284             285
   Series 2003-RS2 Class AII
   4.378% due 03/25/33                                    260             261
   Series 2003-RS3 Class AII
   4.398% due 04/25/33                                    165             165
   Series 2004-RS6 Class AI1
   4.188% due 08/25/22                                     16              16
   Series 2004-RS8 Class AI1
   4.218% due 12/25/23                                    289             289
   Series 2004-RS8 Class AI2
   3.810% due 01/25/26                                    375             373
   Series 2004-RS8 Class AII1
   4.178% due 05/25/26                                    404             404
Residential Asset Securities Corp.
   Series 2001-KS1 Class AII
   4.273% due 03/25/32                                    140             140
   Series 2001-KS3 Class AII (E)
   4.268% due 09/25/31                                    185             185
   Series 2002-KS3 Class A1B
   4.288% due 05/25/32                                    239             239
   Series 2003-KS1 Class M2 (E)
   5.788% due 01/25/33                                    455             458
   Series 2004-KS8 Class AI2
   3.340% due 10/25/24                                    915             904
Residential Funding Mortgage Securities II (E)
   Series 2005-HI2 Class A1
   4.178% due 05/25/35                                  2,845           2,846

 114  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Residential Funding Mortgage Securities II, Inc.
   (E)
   Series 2005-HS1 Class AI1
   4.158% due 09/25/35                                  2,231           2,229
Saxon Asset Securities Trust
   Series 2003-1 Class AV1
   4.348% due 06/25/33                                     26              26
   Series 2004-1 Class A
   4.308% due 03/25/35                                    579             579
Sears Credit Account Master Trust
   Series 2002-5 Class A
   4.350% due 11/17/09                                  1,700           1,700
Securitized Asset Backed Receivables LLC Trust
   Series 2004-OP1 Class A2
   4.288% due 02/25/34                                    308             308
   Series 2005-FR4 Class A3 (E)
   4.238% due 01/25/36                                  1,165           1,164
Sharps SP I LLC Net Interest Margin Trust (A)
   Series 2004-FM1 Class N
   6.160% due 09/25/33                                     15              15
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                     74              79
Soundview Assets
   4.703% due 06/25/35                                    802             802
Specialty Underwriting & Residential Finance
   Series 2003-BC1 Class A
   4.378% due 01/25/34                                     68              68
   Series 2004-BC2 Class A2
   4.308% due 05/25/35                                    507             507
Structured Asset Investment Loan Trust (E)
   Series 2003-BC8 Class M3
   6.138% due 08/25/33                                    520             528
   Series 2004-7 Class A1
   4.293% due 08/25/34                                  2,013           2,018
Structured Asset Securities Corp.
   Series 2002-HF1 Class A
   4.328% due 01/25/33                                     13              13
   Series 2003-BC1 Class A
   4.538% due 05/25/32                                    166             166
   Series 2004-19X Class A2
   4.370% due 10/25/34                                    900             892
   Series 2005-5N Class A1 (E)
   1.000% due 11/25/35                                  2,300           2,300
Tenaska Alabama II Partners, LP (A)
   6.125% due 03/30/23                                    259             260
Textron Financial Floorplan Master Note Trust
   (A)(E)
   Series 2005-1A Class A
   4.061% due 05/13/10                                  2,140           2,141

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust
   Series 2002-C Class A4
   4.020% due 05/15/09                                    839             839
Volkswagen Credit Auto Master Trust (E)
   Series 2005-1 Class A
   4.020% due 07/20/10                                  1,870           1,870
Wachovia Asset Securitization, Inc.
   Series 2003-HE3 Class A
   4.288% due 11/25/33                                    347             347
Wachovia Mortgage Loan Trust LLC (E)
   Series 2005-WMC Class A1
   4.148% due 10/25/35                                  2,248           2,248
Wells Fargo Home Equity Trust
   Series 2004-2 Class A31
   4.198% due 06/25/19                                      2               2
Whole Auto Loan Trust
   Series 2004-1 Class A4
   3.260% due 03/15/11                                  1,370           1,332
                                                                 ------------
                                                                      108,955
                                                                 ------------

Corporate Bonds and Notes - 14.6%
Allstate Life Global Funding Trusts
   3.850% due 01/25/08                                  1,645           1,609
Altria Group, Inc.
   7.000% due 11/04/13                                    730             791
Amerada Hess Corp.
   7.300% due 08/15/31                                    955           1,078
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     85              86
American General Finance Corp.
   Series MTNG (E)
   4.000% due 03/23/07                                    100             100
   Series MTNI
   4.100% due 06/27/08 (E)                              1,600           1,601
   4.875% due 07/15/12                                  1,305           1,270
American International Group, Inc. (A)
   4.700% due 10/01/10 (N)                                500             491
   5.050% due 10/01/15                                    600             586
American RE Corp.
   Series B
   7.450% due 12/15/26                                    540             588
Anheuser-Busch Cos., Inc.
   4.950% due 01/15/14                                    675             672

                                                      Diversified Bond Fund  115

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
ASIF Global Financing (p)
   4.900% due 01/17/13                                    120             118
BAE Systems Holdings, Inc. (A)
   6.400% due 12/15/11                                  1,270           1,336
Bank of America Corp.
   7.800% due 02/15/10                                    120             132
   4.500% due 08/01/10                                    530             518
   4.375% due 12/01/10                                  2,035           1,975
Banque Paribas
   6.875% due 03/01/09                                    440             465
Bear Stearns Cos., Inc. (The)
   2.875% due 07/02/08                                  1,105           1,049
   5.300% due 10/30/15                                  1,065           1,050
BellSouth Corp.
   4.200% due 09/15/09                                    140             136
   6.550% due 06/15/34 (N)                                 55              57
Berkshire Hathaway Finance Corp.
   4.125% due 01/15/10                                  1,910           1,854
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                    165             173
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                     55              62
Campbell Soup Co.
   5.875% due 10/01/08                                    160             164
Carolina Power & Light Co.
   6.500% due 07/15/12                                     15              16
   5.150% due 04/01/15                                    765             751
Caterpillar Financial Services Corp.
   4.875% due 06/15/07                                    445             446
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    210             215
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    575             649
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                  1,270           1,422
   8.750% due 03/01/31                                  2,170           2,830
CIT Group, Inc.
   3.990% due 02/15/07 (E)                              2,000           2,004
   5.750% due 09/25/07                                    155             157
   4.750% due 08/15/08                                  1,040           1,035
   6.875% due 11/01/09                                    100             107
Citicorp
   7.250% due 10/15/11                                    370             412
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   3.816% due 03/07/08                                  1,300           1,299
Citigroup, Inc.
   3.500% due 02/01/08                                  1,900           1,847
   4.125% due 02/22/10                                    970             937
   4.625% due 08/03/10                                    390             383
   5.000% due 09/15/14                                  8,190           8,020

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Clear Channel Communications, Inc.
   4.250% due 05/15/09                                    150             143
   5.750% due 01/15/13 (N)                                125             121
Clorox Co.
   4.200% due 01/15/10                                    250             243
   5.000% due 01/15/15                                    155             152
Columbus Southern Power Co.
   Series A
   5.500% due 03/01/13                                    100             101
Comcast Cable Communications
   6.750% due 01/30/11                                  1,750           1,848
Comcast Cable Communications Holdings, Inc.
   8.375% due 03/15/13                                  2,950           3,398
Comcast Corp.
   6.500% due 01/15/15                                    985           1,032
ConocoPhillips Holding Co.
   6.950% due 04/15/29                                    920           1,090
Consolidated Natural Gas Co.
   6.850% due 04/15/11                                    510             549
Constellation Energy Group, Inc.
   6.125% due 09/01/09                                    235             242
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                    110             111
COX Communications, Inc.
   3.875% due 10/01/08                                    300             289
   6.750% due 03/15/11                                  4,735           4,970
Credit Suisse First Boston USA, Inc.
   4.625% due 01/15/08                                    130             129
   3.875% due 01/15/09                                    575             556
   6.500% due 01/15/12                                     55              59
   5.500% due 08/15/13                                    115             117
   5.125% due 08/15/15                                  2,415           2,353
DaimlerChrysler NA Holding Corp.
   4.750% due 01/15/08                                    300             297
   4.050% due 06/04/08                                    890             864
Detroit Edison Co.
   6.125% due 10/01/10                                    220             229
   6.350% due 10/15/32                                     95              99
Devon Energy Corp.
   7.950% due 04/15/32                                    540             674
Devon Financing Corp. ULC
   6.875% due 09/30/11                                    200             217
Dominion Resources, Inc.
   4.750% due 12/15/10                                    110             107
   5.700% due 09/17/12                                    405             412

 116  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series B
   6.250% due 06/30/12                                     80              84
   Series C
   5.150% due 07/15/15                                  1,040             997
Dresdner Funding Trust I (A)
   8.151% due 06/30/31                                    510             605
Duke Energy Corp.
   6.250% due 01/15/12                                    170             178
   5.625% due 11/30/12                                    390             397
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     60              61
   6.875% due 02/01/11                                     40              43
Eastman Kodak Co.
   7.250% due 11/15/13                                     40              37
Eli Lilly & Co.
   6.770% due 01/01/36                                    565             664
EOP Operating, LP
   4.650% due 10/01/10                                  1,655           1,610
Exelon Corp.
   4.900% due 06/15/15                                  1,080           1,014
   5.625% due 06/15/35                                    310             281
FedEx Corp.
   7.600% due 07/01/97                                    155             181
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                             1,165             637
   Series 15P
   Zero coupon due 03/07/19                               165              84
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                  2,170           2,283
   Series C
   7.375% due 11/15/31                                  2,010           2,289
FleetBoston Financial Corp.
   4.875% due 12/01/06                                    645             645
Ford Motor Co.
   7.450% due 07/16/31                                    360             265
Ford Motor Credit Co.
   4.740% due 11/16/06                                    900             888
   4.870% due 03/21/07 (E)                              1,800           1,752
   4.950% due 01/15/08                                    410             385
   7.375% due 10/28/09                                  3,210           3,063
   7.875% due 06/15/10                                    635             611
   7.375% due 02/01/11                                    315             296
General Electric Capital Corp.
   3.888% due 03/09/07                                  2,200           2,202
   4.125% due 03/04/08                                    870             856
   3.250% due 06/15/09                                  1,155           1,090
   4.875% due 10/21/10                                  1,540           1,530
   4.250% due 06/15/12                                  1,125           1,068
   4.875% due 03/04/15                                  1,040           1,018

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series MTNA
   4.250% due 01/15/08                                    740             731
   6.000% due 06/15/12                                    915             962
   5.450% due 01/15/13                                  1,715           1,746
General Electric Co.
   5.000% due 02/01/13                                    375             372
General Motors Acceptance Corp.
   6.125% due 02/01/07                                    250             248
   6.150% due 04/05/07                                    170             168
   6.125% due 08/28/07                                    970             955
   5.625% due 05/15/09                                  1,765           1,669
   7.750% due 01/19/10                                    300             302
General Motors Corp.
   8.375% due 07/15/33                                    120              89
Glencore Funding LLC (A)
   6.000% due 04/15/14                                    610             562
Golden West Financial Corp. (N)
   4.125% due 08/15/07                                    220             218
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                    770             827
   4.750% due 07/15/13                                  1,245           1,194
   5.125% due 01/15/15                                    195             190
   6.345% due 02/15/34                                  1,395           1,399
   Series MTNB (E)
   4.120% due 03/30/07                                  2,000           2,001
Goldman Sachs Group, LP
   4.500% due 06/15/10                                  1,365           1,329
Harrah's Operating Co., Inc. (A)
   5.625% due 06/01/15                                  3,695           3,546
Historic TW, Inc.
   9.125% due 01/15/13                                    510             609
   8.050% due 01/15/16                                    485             558
   6.950% due 01/15/28                                  1,210           1,268
HJ Heinz Co.
   6.375% due 07/15/28                                     50              53
HJ Heinz Finance Co.
   6.000% due 03/15/12                                     40              42
   6.750% due 03/15/32                                    115             127
Household Finance Corp.
   3.900% due 02/09/07 (E)(N)                           2,000           2,004
   4.750% due 05/15/09                                  6,340           6,270
   4.125% due 11/16/09                                  3,200           3,091
   6.750% due 05/15/11                                  1,520           1,634
   7.000% due 05/15/12                                  1,985           2,167
   6.375% due 11/27/12                                    475             503
International Lease Finance Corp.
   6.375% due 03/15/09                                  1,580           1,641
   3.500% due 04/01/09                                    610             578
   4.750% due 07/01/09                                  1,370           1,346
   Series MTNQ
   4.625% due 06/02/08                                  1,210           1,196

                                                      Diversified Bond Fund  117

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
International Paper Co.
   5.500% due 01/15/14                                    510             494
ITT Industries, Inc.
   7.400% due 11/15/25                                    240             280
John Deere Capital Corp.
   Series MTND
   4.400% due 07/15/09                                  2,035           2,001
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                    310             319
JP Morgan Chase Capital XV
   5.875% due 03/15/35                                  3,350           3,175
JPMorgan Chase & Co.
   5.125% due 09/15/14                                    735             719
   5.150% due 10/01/15                                    785             765
Kellogg Co.
   Series B
   6.600% due 04/01/11                                  1,090           1,168
Kraft Foods, Inc.
   4.000% due 10/01/08                                  1,575           1,535
   5.625% due 11/01/11                                  1,570           1,605
Kroger Co. (The)
   7.500% due 04/01/31                                     70              74
Lehman Brothers Holdings, Inc.
   4.000% due 01/22/08                                    490             481
   6.625% due 01/18/12                                    495             532
Lennar Corp. (A)
   5.600% due 05/31/15                                  1,805           1,729
Lockheed Martin Corp.
   8.500% due 12/01/29                                    410             552
M&I Marshall & Ilsley Bank
   Series BKNT
   4.400% due 03/15/10                                  1,370           1,339
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                    145             164
May Department Stores Co. (The)
   4.800% due 07/15/09                                     90              89
   5.750% due 07/15/14                                    240             240
Merrill Lynch & Co., Inc.
   Series MTNB
   3.125% due 07/15/08                                  1,490           1,423
   Series MTNC (E)
   3.970% due 03/12/07                                    340             339
Metlife, Inc.
   5.700% due 06/15/35                                  1,565           1,511
Metropolitan Life Global
   Funding I (p)(E)
   3.944% due 03/16/07                                  2,000           2,001
Miller Brewing Co. (A)
   5.500% due 08/15/13                                    330             333
Monumental Global Funding, Ltd. (A)
   4.625% due 03/15/10                                    190             188
Morgan Stanley
   4.263% due 01/12/07 (E)                              2,000           2,002
   3.625% due 04/01/08                                    795             772

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   3.875% due 01/15/09                                    730             705
   6.750% due 04/15/11                                    515             552
   4.750% due 04/01/14                                    280             264
   Series MTNF
   4.284% due 01/18/08                                  1,400           1,401
Natexis Ambs Co. LLC (A)
   8.440% due 12/29/49                                    270             292
National City Bank
   4.500% due 03/15/10                                  2,240           2,195
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                  2,270           2,326
News America Holdings
   7.750% due 12/01/45                                     45              51
   7.900% due 12/01/95                                    230             259
   8.250% due 10/17/96                                     75              88
News America, Inc.
   6.750% due 01/09/38                                     45              47
   Series WI
   6.200% due 12/15/34                                  4,260           4,105
Nisource Finance Corp.
   7.875% due 11/15/10                                    355             395
Norfolk Southern Corp.
   6.200% due 04/15/09                                    845             878
   7.050% due 05/01/37                                    420             490
   7.900% due 05/15/97                                    190             235
Northern States Power Co.
   Series B
   8.000% due 08/28/12                                    860             999
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    185             248
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     35              35
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                    125             120
   4.200% due 03/01/11                                    310             295
   6.050% due 03/01/34                                    650             653
Pacificorp
   4.300% due 09/15/08                                    615             604
Pemex Project Funding Master Trust
   7.375% due 12/15/14                                  1,600           1,749
Progress Energy, Inc.
   5.850% due 10/30/08                                    850             865
   7.100% due 03/01/11                                    355             380
   7.750% due 03/01/31                                    170             195
   7.000% due 10/30/31                                     90              95
Prologis (A)
   5.625% due 11/15/15                                  1,725           1,720

 118  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Rabobank Capital Funding II (A) (f)
   5.260% due 12/31/49                                     30              30
Rabobank Capital Funding Trust (A)(f)
   5.254% due 12/29/49                                     60              58
Raytheon Co.
   6.750% due 08/15/07                                    439             452
RBS Capital Trust I(f)
   5.512% due 09/29/49                                    690             678
Regions Financial Corp.
   4.500% due 08/08/08                                  1,625           1,605
Residential Capital Corp. (A)
   6.375% due 06/30/10                                    685             696
Safeway, Inc.
   7.250% due 02/01/31                                     45              46
SBC Communications, Inc.
   4.125% due 09/15/09                                  2,230           2,147
   5.100% due 09/15/14                                    280             270
   6.450% due 06/15/34                                     10              10
Simon Property Group, LP
   4.600% due 06/15/10                                  1,800           1,758
   4.875% due 08/15/10                                  1,100           1,084
   5.100% due 06/15/15                                    990             952
SLM Corp.
   Series MTNA
   4.000% due 01/15/09                                  2,670           2,591
Sovereign Bank
   5.125% due 03/15/13                                    445             436
Sprint Capital Corp.
   6.000% due 01/15/07                                  1,225           1,241
   6.125% due 11/15/08                                  1,395           1,437
   7.625% due 01/30/11                                  3,145           3,461
   8.375% due 03/15/12                                    615             710
   6.875% due 11/15/28                                    425             453
   8.750% due 03/15/32                                  2,435           3,150
Suntrust Bank
   5.000% due 09/01/15                                  3,180           3,104
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    330             399
   7.875% due 08/01/13                                  1,145           1,290
Time Warner Entertainment Co., LP
   Series*
   8.375% due 03/15/23                                    540             635
   8.375% due 07/15/33                                  1,350           1,630
Time Warner, Inc.
   6.750% due 04/15/11                                  1,200           1,268
   6.875% due 05/01/12                                    610             653
   7.700% due 05/01/32                                    535             609
Travelers Property Casualty Corp.
   5.000% due 03/15/13                                    160             155
TXU Corp.
   Series R
   6.550% due 11/15/34                                    610             542
TXU Electric Delivery Co.
   6.375% due 05/01/12                                  1,090           1,143
   6.375% due 01/15/15                                    180             189

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
TXU Energy Co. LLC
   7.000% due 03/15/13                                    545             568
Unilever Capital Corp.
   5.900% due 11/15/32                                    325             335
United Technologies Corp.
   5.400% due 05/01/35                                     80              78
Univision Communications, Inc.
   3.500% due 10/15/07                                    780             755
US Bancorp
   Series MTNN
   3.125% due 03/15/08                                  1,380           1,328
US Bank NA
   5.700% due 12/15/08                                     70              72
Valero Energy Corp.
   7.500% due 04/15/32                                    770             908
Verizon Global Funding Corp.
   7.250% due 12/01/10                                  1,850           2,006
   7.375% due 09/01/12                                    670             743
   5.850% due 09/15/35                                  3,285           3,072
Verizon Maryland, Inc.
   Series A
   6.125% due 03/01/12                                  1,335           1,358
Verizon Wireless Capital LLC
   5.375% due 12/15/06                                    555             558
Viacom, Inc.
   6.625% due 05/15/11                                    905             942
Virginia Electric and Power Co.
   Series A
   5.375% due 02/01/07                                  1,725           1,735
Wachovia Bank NA
   Series BKNT
   5.800% due 12/01/08                                    340             349
Wachovia Corp.
   5.250% due 08/01/14                                  4,200           4,188
   6.550% due 10/15/35                                    275             302
Wal-Mart Stores, Inc.
   4.750% due 08/15/10                                  1,435           1,421
   4.500% due 07/01/15                                  1,905           1,811
Waste Management, Inc.
   6.375% due 11/15/12                                    445             471
Wells Fargo & Co.
   4.200% due 01/15/10                                    455             442
   4.625% due 08/09/10                                    545             537
   4.950% due 10/16/13                                    240             237
   4.750% due 02/09/15                                  3,230           3,117
Weyerhaeuser Co.
   6.125% due 03/15/07                                    249             253
   6.750% due 03/15/12                                    960           1,017

                                                      Diversified Bond Fund  119

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wyeth
   6.950% due 03/15/11                                  1,595           1,719
   5.500% due 03/15/13                                     85              86
   5.500% due 02/01/14                                     85              86
XTO Energy, Inc.
   6.250% due 04/15/13                                    450             472
Yum! Brands, Inc.
   8.875% due 04/15/11                                    165             192
Zurich Capital Trust I (A)
   8.376% due 06/01/37                                  1,250           1,352
                                                                 ------------
                                                                      245,065
                                                                 ------------

International Debt - 2.8%
Abbey National PLC (f)
   (Step Up, 7.570%, 06/15/08)
   6.700% due 06/29/49                                    550             571
Aiful Corp. (A)
   5.000% due 08/10/10                                    300             295
Alcan, Inc.
   5.750% due 06/01/35                                    990             931
Anadarko Finance Co.
   Series B
   7.500% due 05/01/31                                    400             481
Apache Finance Canada Corp.
   4.375% due 05/15/15                                    615             587
AXA SA
   8.600% due 12/15/30                                  1,555           2,023
British Telecommunications PLC
   8.875% due 12/15/30                                    335             438
ChevronTexaco Capital Co.
   3.500% due 09/17/07                                    590             578
Chile Government International Bond
   5.625% due 07/23/07                                    675             683
China Development Bank
   5.000% due 10/15/15                                    100              97
Conoco Funding Co.
   6.350% due 10/15/11                                  1,030           1,102
Credit-Based Asset Servicing and Securitization
   CBO, Ltd. (A)(E)
   Series 2004-9A Class A1
   4.470% due 04/08/39                                  2,235           2,235
Crest, Ltd. (A)
   Series 2003-2A Class C2
   5.709% due 12/28/38                                  1,655           1,639
Deutsche Telekom International Finance BV
   8.500% due 06/15/10                                    465             519
   5.250% due 07/22/13                                    190             188
   8.750% due 06/15/30                                    180             223
Diageo Finance BV
   3.000% due 12/15/06                                    705             691
EnCana Corp.
   6.500% due 08/15/34                                     95             104

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Equifirst Mortgage Loan Trust NIMs Notes (A)
   Series 2004-2 Class N1
   3.967% due 10/25/34                                    384             384
Export-Import Bank of China (p)(N)
   4.875% due 07/21/15                                    580             554
Export-Import Bank of Korea(A)
   4.125% due 02/10/09                                    290             281
First Franklin NIMs Trust (A)
   Series 2004-FF5 Class N1
   4.212% due 04/25/34                                      7               7
France Telecom SA
   7.750% due 03/01/11                                    325             362
G-Force CDO, Ltd. (A)
   Series 2003-1A Class CFX
   5.700% due 12/25/38                                    750             741
HBOS PLC (p)(f)
   5.920% due 09/29/49                                    100              98
Intelsat, Ltd.
   6.500% due 11/01/13                                    375             276
Korea Development Bank
   4.250% due 11/13/07                                    820             809
Korea Electric Power Corp. (A)
   5.125% due 04/23/34                                    145             142
Mexico Government International Bond
   8.375% due 01/14/11                                    725             825
   6.375% due 01/16/13                                    600             628
   8.300% due 08/15/31                                    635             778
   7.500% due 04/08/33                                  2,356           2,670
Mizuho Financial Group Cayman, Ltd. (A)
   5.790% due 04/15/14                                    445             456
Newcastle CDO I, Ltd. (A)
   Series 2004-4A Class 3FX
   5.110% due 03/24/39                                    870             826
Petroleum Export, Ltd. (p)
   5.265% due 06/15/11                                    100              99
Province of Quebec
   5.000% due 07/17/09                                     40              40
Province of Quebec Canada
   6.125% due 01/22/11                                  1,390           1,469
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (A)
   5.298% due 09/30/20                                    165             161
Ras Laffan LNG III (p)
   5.838% due 09/30/27                                    300             294
Resona Bank, Ltd. (p)(f)
   5.850% due 09/29/49                                    575             555

 120  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Resona Preferred Global Securities Cayman, Ltd.
   (A)(E)(f)
   7.191% due 12/29/49                                    375             382
Russia Government International Bond
   5.000% due 03/31/30                                  2,950           3,279
   5.000% due 03/31/30 (A)                                440             488
Santander Financial Issuances
   6.375% due 02/15/11                                    120             127
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    285             315
Scottish Power PLC
   5.375% due 03/15/15                                    935             919
Systems 2001 AT LLC (A)
   7.156% due 12/15/11                                    220             230
Teck Cominco, Ltd.
   6.125% due 10/01/35                                    965             906
Telecom Italia Capital SA
   4.000% due 01/15/10                                  1,885           1,792
   4.950% due 09/30/14                                    745             707
   5.250% due 10/01/15                                  7,095           6,830
Telefonica Europe BV
   7.750% due 09/15/10                                  1,035           1,141
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                    495             484
TELUS Corp.
   8.000% due 06/01/11                                  1,080           1,214
Tengizchevroil Finance Co. (A)
   6.124% due 11/15/14                                    325             326
Tyco International Group SA
   6.375% due 10/15/11                                    445             467
   6.000% due 11/15/13                                    905             939
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                     60              65
Vodafone Group PLC
   7.750% due 02/15/10                                    350             385
Wells Fargo Home Equity Trust (A)
   Series 2004-2N Class N1
   4.450% due 10/26/34                                    106             106
                                                                 ------------
                                                                       46,942
                                                                 ------------

Mortgage-Backed Securities - 46.4%
American Home Mortgage Investment Trust (E)
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    739             724
   Series 2005-2 Class 5A2
   4.188% due 09/25/35                                  1,845           1,844
   Series 2005-3 Class 3A2
   4.218% due 09/25/35                                  2,222           2,222
   Series 2005-4 Class 1A1
   4.328% due 11/25/45                                  2,399           2,399
Arcap Reit, Inc. (A)
   Series 2004-RR3 Class B
   5.040% due 09/21/45                                    460             441

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                  1,000             991
   Series 2004-4 Class A3
   4.128% due 07/10/42                                    685             664
   Series 2005-3 Class A4
   4.668% due 07/10/43                                  1,600           1,526
Banc of America Funding Corp. (E)
   Series 2005-D Class A1
   4.117% due 05/25/35                                    652             642
Bank of America Alternative Loan Trust (E)
   Series 2003-10 Class 2A2
   4.488% due 12/25/33                                    759             760
Bank of America Mortgage Securities
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                     53              54
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2002-11 Class 1A1
   5.628% due 02/25/33                                     46              46
   Series 2002-11 Class 1A2
   5.352% due 02/25/33                                     83              83
   Series 2003-1 Class 6A1
   5.070% due 04/25/33                                    176             172
   Series 2004-3 Class 4A
   4.913% due 07/25/34                                  1,525           1,480
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.431% due 05/25/35                                  1,226           1,231
Bear Stearns Commercial Mortgage Securities
   Series 2005-PWR Class A1
   4.386% due 02/11/41                                  1,063           1,052
Chaseflex Trust
   Series 2005-2 Class 4A2
   5.500% due 05/25/20                                  1,518           1,520
Commercial Mortgage Acceptance Corp.
   Series 1998-C2 Class A3
   6.040% due 09/15/30                                  4,770           4,891
Countrywide Alternative Loan Trust (E)
   Series 2005-56 Class 3A1
   4.365% due 11/25/35                                  1,977           1,977
   Series 2005-56 Class 4A1
   4.348% due 11/25/35                                  2,393           2,393

                                                      Diversified Bond Fund  121

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-59 Class 1A1
   4.330% due 10/25/35                                  2,698           2,702
   Series 2005-J12 Class 2A1
   4.330% due 08/25/35                                  2,440           2,440
Countrywide Asset-Backed Certificates (E)
   Series 2005-IM1 Class A1
   4.168% due 07/25/35                                  1,862           1,861
Countrywide Home Loan Mortgage Pass Through
   Trust (E)
   Series 2003-42 Class 2A1
   3.960% due 10/25/33                                     39              39
   Series 2005-3 Class 1A2
   4.328% due 04/25/35                                    255             255
   Series 2005-9 Class M6
   5.188% due 05/25/35                                    309             303
   Series 2005-R3 Class AF (A)
   4.438% due 09/25/35                                  2,351           2,351
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2003-C5 Class A1
   3.093% due 12/15/36                                  2,255           2,181
   Series 2004-C1 Class A3
   4.321% due 01/15/37                                    845             811
   Series 2005-C4 Class A3
   5.120% due 08/15/38                                  1,210           1,202
   Series 2005-C5 Class A3
   5.100% due 08/15/38                                  1,610           1,591
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                    799             819
Downey Savings & Loan Association Mortgage Loan
   Trust (E)
   Series 2004-AR3 Class 1A1B
   5.206% due 07/19/44                                    609             617
Fannie Mae
   15 Year TBA (I)
   4.000%                                               6,285           5,955
   4.500%                                              11,875          11,482
   5.000%                                              10,950          10,799
   5.500%                                               1,255           1,263
   30 Year TBA (I)
   4.500%                                               2,495           2,330
   5.000%                                              40,005          38,492
   5.500%                                              58,585          57,779
   6.000%                                              16,015          16,150
   6.500%                                              11,340          11,638
   7.000% due 2007                                          6               6
   7.200% due 2007                                        681             697
   7.000% due 2008                                         19              19
   7.000% due 2009                                         35              36
   8.000% due 2010                                          3               3
   7.000% due 2011                                         15              16
   8.000% due 2011                                          4               4
   7.000% due 2012                                          4               4

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.500% due 2013                                         38              39
   5.500% due 2014                                         39              40
   6.500% due 2015                                         28              28
   7.000% due 2015                                         16              17
   5.500% due 2016                                          8               8
   6.000% due 2016                                        843             863
   6.500% due 2016                                        161             167
   9.000% due 2016                                          3               3
   5.000% due 2017                                      2,044           2,018
   5.500% due 2017                                      1,262           1,272
   6.000% due 2017                                      2,505           2,563
   6.500% due 2017                                        611             631
   8.000% due 2017                                         55              59
   8.500% due 2017                                          7               7
   4.500% due 2018                                     12,630          12,239
   5.000% due 2018                                     11,668          11,518
   5.500% due 2018                                        908             915
   6.000% due 2018                                        282             288
   6.500% due 2018                                        423             438
   4.500% due 2019                                        719             696
   5.000% due 2019                                      7,378           7,282
   6.500% due 2019                                        183             189
   4.500% due 2020                                        224             217
   5.000% due 2020                                      5,092           5,025
   6.500% due 2020                                         68              70
   8.000% due 2020                                          6               7
   6.500% due 2022                                        106             110
   8.000% due 2024                                        127             135
   7.000% due 2025                                          8               8
   8.500% due 2025                                          4               5
   7.000% due 2026                                          6               6
   6.500% due 2028                                        535             550
   7.000% due 2028                                        465             487
   6.500% due 2029                                      1,703           1,757
   6.500% due 2030                                        201             207
   8.000% due 2030                                        243             259
   6.500% due 2031                                      1,004           1,033
   6.000% due 2032                                      1,724           1,741
   6.500% due 2032                                      1,520           1,561
   7.000% due 2032                                      1,161           1,213
   4.500% due 2033                                      1,747           1,637
   5.000% due 2033                                     10,991          10,613
   5.500% due 2033                                     31,948          31,570
   6.000% due 2033                                      2,281           2,305
   6.500% due 2033                                        301             309
   7.000% due 2033                                        508             532
   4.500% due 2034                                      1,082           1,012
   5.000% due 2034                                     13,802          13,326
   5.500% due 2034                                     38,825          38,344

 122  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.000% due 2034                                     14,119          14,247
   6.500% due 2034                                      3,245           3,332
   0.410% due 2035 (E)                                    500             516
   0.424% due 2035 (E)                                    500             516
   0.802% due 2035 (E)                                    400             413
   1.146% due 2035 (E)                                    400             413
   4.500% due 2035                                      4,528           4,233
   5.000% due 2035                                     39,835          38,351
   5.500% due 2035                                     94,342          93,115
   6.000% due 2035                                      9,461           9,544
   6.500% due 2035                                      3,441           3,533
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                    887             911
   Series 1993-134 Class H
   6.500% due 08/25/08                                  1,045           1,064
   Series 1993-208 Class SA
   Interest Only STRIP
   0.450% due 02/25/23                                    335               1
   Series 1997-81 Class PC
   5.000% due 04/18/27                                      9               9
   Series 2004-27 Class JC
   5.000% due 05/25/34                                     43              43
Fannie Mae Grantor Trust
   Series 2001-T6 Class B
   6.088% due 05/25/11                                  1,150           1,212
   Series 2005-T2 Class 1A1 (E)
   3.712% due 11/28/35                                    251             251
Fannie Mae Whole Loan
   Series 2003-W1 Class 1A1
   6.500% due 12/25/42                                    110             112
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2004-H01 Class A1
   2.614% due 07/15/11                                    849             842
Freddie Mac
   15 Year TBA (I)
   5.000%                                               5,100           5,030
   30 Year TBA (I)
   5.000%                                              30,640          29,472
   5.500%                                              25,525          25,190
   6.000%                                               5,530           5,584
   7.000% due 2008                                         26              27
   8.000% due 2008                                          3               3
   8.500% due 2008                                          2               2
   8.000% due 2010                                          1               2
   6.000% due 2011                                        170             175
   8.000% due 2011                                         21              22
   8.000% due 2012                                         12              13
   7.000% due 2014                                         69              72
   12.000% due 2014                                        15              16
   6.000% due 2016                                         12              12
   9.000% due 2016                                         55              58
   6.000% due 2017                                        443             452
   8.000% due 2017                                         28              29
   4.500% due 2018                                      2,053           1,989

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.000% due 2018                                        589             581
   4.500% due 2019                                        768             744
   5.500% due 2019                                      2,042           2,056
   5.500% due 2020                                        324             326
   9.000% due 2024                                          5               6
   6.500% due 2025                                          9               9
   8.500% due 2025                                         33              36
   9.000% due 2025                                          9              10
   9.000% due 2026                                          1               2
   6.500% due 2029                                        230             237
   5.638% due 2030                                          7               7
   6.500% due 2031                                      2,251           2,314
   6.000% due 2032                                        271             274
   7.000% due 2032                                        454             472
   5.000% due 2033                                        709             684
   5.500% due 2033                                        386             382
   6.000% due 2033                                        178             180
   6.500% due 2033                                        805             826
   4.500% due 2034                                        209             196
   6.000% due 2034                                      3,687           3,725
   6.500% due 2034                                         14              14
   Series 1991-105 Class G
   7.000% due 03/15/21                                     63              63
   Series 2003-263 Class YH
   3.500% due 08/15/22                                  1,500           1,488
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                    553              96
Freddie Mac Gold
   7.000% due 2008                                          2               2
   8.000% due 2009                                         10              10
   7.000% due 2010                                         12              13
   6.000% due 2011                                        245             249
   7.000% due 2011                                          5               5
   6.000% due 2012                                          7               8
   4.500% due 2020                                        857             829
   5.000% due 2020                                        786             776
   5.500% due 2020                                      2,416           2,433
   8.500% due 2027                                        136             147
   5.500% due 2033                                      7,205           7,124
   6.000% due 2033                                        217             219
   5.000% due 2034                                      3,786           3,656
   5.500% due 2034                                      4,180           4,130
   6.000% due 2034                                        554             560
   6.500% due 2034                                        297             305
   5.000% due 2035                                        998             960
   6.000% due 2035                                        388             391
G-Force LLC (A)
   4.830% due 09/22/13                                  2,105           2,050

                                                      Diversified Bond Fund  123

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp.
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                    875             860
   Series 2005-C1 Class A5
   4.772% due 06/10/48                                    500             482
Ginnie Mae I
   30 Year TBA (I)
   5.000%                                               9,860           9,617
   5.500%                                               1,500           1,498
   6.000%                                              12,300          12,519
   8.000% due 2007                                         --              --
   6.500% due 2008                                         13              13
   6.500% due 2009                                        186             192
   7.000% due 2011                                          2               2
   8.000% due 2016                                          1               1
   9.500% due 2016                                         12              13
   8.000% due 2017                                          5               6
   10.500% due 2020                                        13              14
   8.000% due 2022                                         33              36
   8.500% due 2022                                         18              20
   8.000% due 2025                                         54              57
   9.000% due 2025                                        293             320
   7.000% due 2029                                          9               9
   8.000% due 2030                                        675             723
   8.500% due 2030                                          8               8
   7.000% due 2031                                        557             587
   8.000% due 2031                                          6               6
   6.000% due 2032                                        398             405
   7.000% due 2032                                         36              37
   8.000% due 2032                                         17              18
   5.000% due 2033                                      1,445           1,412
   6.000% due 2034                                      1,650           1,680
Ginnie Mae II
   4.125% due 2023                                        380             383
   4.375% due 2023                                        316             317
   4.375% due 2024                                        225             225
   4.500% due 2035                                      1,085           1,021
GMAC Commercial Mortgage Securities, Inc.
   Series 2005-C1 Class A2
   4.471% due 05/10/43                                    605             590
Government National Mortgage Association
   Series 2002-61 Class BA
   4.648% due 03/16/26                                    679             672
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                    785             786
   Series 2005-GG3 Class A1
   3.919% due 08/10/42                                  1,131           1,111
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                    525             528

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GS Mortgage Securities Corp. II
   Series 1998-C1 Class A2
   6.620% due 10/18/30                                  1,575           1,629
   Series 2005-GG4 Class AABA
   4.680% due 07/10/39                                    800             775
GSAMP Mortgage Loan Trust (A)(E)
   Series 2004-4 Class 1AF
   4.438% due 06/25/34                                  2,119           2,126
Harborview Mortgage Loan Trust (E)
   Series 2004-4 Class 3A
   2.975% due 06/19/34                                  3,886           3,806
Impac CMB Trust (E)
   Series 2004-3 Class 1A
   4.288% due 06/25/34                                    389             389
Impac Secured Assets CMN Owner Trust (E)
   Series 2004-3 Class 1A1
   4.238% due 11/25/34                                    123             123
IndyMac Index Mortgage Loan Trust
   Series 2005-AR2 Class 4A1
   5.509% due 11/25/35                                  2,247           2,251
IndyMac Loan Trust
   Series 2003-L1 Class A1 (A)
   4.418% due 11/25/08                                    102             102
   Series 2004-L1 Class A1 (A)
   4.318% due 07/25/09                                    669             669
   Series 2005-L1 Class A (E)
   4.238% due 06/25/10                                  2,163           2,166
   Series 2005-L2 Class A1 (E)
   4.258% due 01/25/11                                  4,507           4,512
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2003-CB7 Class A3
   4.449% due 01/12/38                                  1,250           1,210
   Series 2004-C3 Class A4
   4.657% due 01/15/42                                  1,410           1,365
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                    890             864
   Series 2005-CB1 Class A1
   4.520% due 08/12/37                                  1,622           1,607
   Series 2005-CB1 Class A4
   4.895% due 09/12/37                                     80              78
   Series 2005-FL1 Class A1 (A)(E)
   4.080% due 02/15/19                                  2,685           2,673
   Series 2005-LDP Class A1
   4.116% due 03/15/46                                    816             803
   Series 2005-LDP Class A3
   4.959% due 08/15/42                                    915             899
   Series 2005-LDP Class A4
   4.918% due 10/15/42                                  2,945           2,859

 124  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JP Morgan Mortgage Trust
   Series 2005-A2 Class 3A1
   4.920% due 04/25/35                                  1,966           1,952
   Series 2005-A3 Class 6A1
   4.926% due 06/25/35                                  3,015           2,986
   Series 2005-A4 Class 1A1
   5.415% due 07/25/35                                  1,092           1,083
   Series 2005-A4 Class 3A1
   5.190% due 07/25/35                                  1,673           1,658
   Series 2005-A6 Class 2A2
   4.987% due 08/25/35                                  1,951           1,939
   Series 2005-ALT Class 3A1
   5.500% due 10/25/35                                  2,083           2,079
   Series 2005-S2 Class 2A15
   6.000% due 09/25/35                                  2,765           2,767
LB-UBS Commercial Mortgage Trust
   Series 2001-C3 Class A1
   6.058% due 06/15/20                                    409             418
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                    822             790
   Series 2004-C2 Class A1
   2.946% due 03/15/29                                  1,958           1,863
   Series 2004-C4 Class A3
   4.985% due 06/15/29                                  1,455           1,457
   Series 2005-C3 Class A5
   4.739% due 07/15/30                                    480             461
   Series 2005-C3 Class AAB
   4.664% due 07/15/30                                    600             580
Mach One Trust Commercial Mortgage-Backed (A)
   Series 2004-1A Class A3
   5.220% due 05/28/40                                  1,480           1,462
Mastr Reperforming Loan Trust (A)
   Series 2005-1 Class 1A1
   6.000% due 08/25/34                                  1,046           1,053
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A7 Class 2A1
   5.406% due 09/25/35                                  2,029           2,012
Merrill Lynch Mortgage Trust
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                    880             860
   Series 2005-MKB Class A1
   4.446% due 09/12/42                                  1,438           1,421
   Series 2005-MKB Class A4
   5.204% due 09/12/42                                    725             720
Morgan Stanley Capital I
   Series 2004-HQ3 Class A1
   3.100% due 01/13/41                                  1,422           1,371
   Series 2004-RR2 Class A2 (A)
   5.450% due 10/28/33                                  1,475           1,476
   Series 2005-HQ5 Class A4
   5.168% due 01/14/42                                  1,150           1,140
   Series 2005-HQ6 Class A4A
   4.989% due 08/13/42                                  1,120           1,094

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-IQ9 Class A1
   3.990% due 07/15/56                                    892             876
   Series 2005-T17 Class A5
   4.780% due 12/13/41                                    285             275
Morgan Stanley Dean Witter Capital I
   Series 2001-TOP Class A3
   6.200% due 07/15/33                                    790             812
Mortgage Capital Funding, Inc.
   Series 1998-MC2 Class A2
   6.423% due 06/18/30                                  1,481           1,523
Nationslink Funding Corp.
   Series 1999-SL Class A4
   6.654% due 11/10/30                                    244             245
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.590% due 03/15/30                                    980           1,016
Novastar NIMs Trust (A)
   Series 2005-N1 Class NOTE
   4.777% due 10/26/35                                    383             382
Prime Mortgage Trust
   Series 2004-CL1 Class 1A2
   4.438% due 02/25/34                                    139             139
   Series 2004-CL1 Class 2A2
   4.438% due 02/25/19                                     35              35
Residential Accredit Loans, Inc.
   Series 2005-QA8 Class NB3
   5.527% due 07/25/35                                    854             852
   Series 2005-QO3 Class A1 (E)
   4.470% due 10/25/45                                  2,400           2,404
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   4.488% due 02/25/34                                  1,357           1,360
Residential Funding Mortgage Sec I (E)
   Series 2003-S5 Class 1A2
   4.488% due 11/25/18                                    659             662
SACO I, Inc. (p)
   Series 2004-2 Class A2
   4.228% due 07/25/19                                    234             234
Small Business Administration
   Series 1999-P10 Class 1
   7.540% due 08/10/09                                    691             733
   Series 2000-10B Class 1
   7.452% due 09/01/10                                  1,917           2,038
Small Business Administration Participation
   Certificates
   Series 2005-20G Class 1
   4.750% due 07/01/25                                  3,000           2,929

                                                      Diversified Bond Fund  125

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust
   (E)
   Series 2005-19X Class 1A1
   4.358% due 10/25/35                                  2,243           2,245
Structured Asset Securities Corp.
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                  1,515           1,484
Thornburg Mortgage Securities Trust (E)
   Series 2005-3 Class 3A1
   4.298% due 10/25/35                                  2,388           2,334
Wachovia Bank Commercial Mortgage Trust
   Series 2003-C9 Class A1
   3.291% due 12/15/35                                  1,838           1,778
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                  1,510           1,471
   Series 2005-C17 Class A1
   4.430% due 03/15/42                                  3,713           3,675
Washington Mutual, Inc.
   Series 2004-AR1 Class A1B1
   4.165% due 11/25/34                                    913             913
   Series 2005-AR1 Class 1A1
   4.845% due 10/25/35                                    907             900
   Series 2005-AR1 Class 2A1 (E)
   5.073% due 09/25/35                                  1,713           1,693
   Series 2005-AR1 Class A1A1 (E)
   4.328% due 10/25/45                                  2,800           2,800
   Series 2005-AR1 Class A1A2 (E)
   4.446% due 11/25/45                                  2,400           2,400
   Series 2005-AR6 Class B3 (E)
   4.698% due 04/25/45                                    590             589
Wells Fargo Mortgage Backed Securities Trust (E)
   Series 2005-AR1 Class 7A1
   5.264% due 10/25/35                                  1,632           1,607
                                                                 ------------
                                                                      775,797
                                                                 ------------

Municipal Bonds - 0.4%
Badger TOB Asset Securitization Corp. Revenue
   Bonds, semi-annual demand
   6.375% due 06/01/32                                    700             744
City of New York New York General Obligation
   Unlimited, semi-annual demand
   5.000% due 03/01/30                                    200             203
Golden State Tobacco Securitization Corp.
   Revenue Bonds, semi-annual demand
   5.000% due 06/01/21                                    620             628
Liberty Development Corp. Revenue Bonds,
   semi-annual demand
   5.250% due 10/01/35                                    280             306

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
New York City Municipal Water Finance Authority
   Revenue Bonds, semi-annual demand
   5.000% due 06/15/34                                    100             102
State of Texas General Obligation Unlimited,
   semi-annual demand
   4.750% due 04/01/35                                    400             401
Tobacco Settlement Financing Corp. Revenue
   Bonds, semi-annual demand
   5.500% due 06/01/26                                  1,500           1,542
University of Illinois Revenue Bonds,
   semi-annual demand (u)
   5.000% due 04/01/29                                  2,800           2,885
University of Texas Revenue Bonds, semi-annual
   demand
   5.000% due 08/15/33                                    100             103
                                                                 ------------
                                                                        6,914
                                                                 ------------

Non-US Bonds - 0.3%
Canadian Government Bond
   3.000% due 12/01/36                           CAD      104             115
France Government Bond OAT
   3.000% due 07/25/09                           EUR    2,261           2,931
General Motors Corp.
   8.375% due 07/05/33                           EUR       90              79
Poland Government Bond
   6.000% due 05/24/09                           PLN    2,840             883
Queensland Treasury Corp.
   6.000% due 06/14/11                           AUD    1,370           1,047
                                                                 ------------
                                                                        5,055
                                                                 ------------

United States Government Agencies - 5.7%
Fannie Mae
   3.550% due 01/12/07                                  5,625           5,557
   3.375% due 05/15/07                                  4,375           4,295
   6.625% due 10/15/07                                  2,430           2,518
   2.500% due 06/15/08                                  6,075           5,748
   4.500% due 10/15/08                                  7,160           7,119
   3.250% due 02/15/09                                    780             747
   4.250% due 05/15/09                                  6,135           6,050
   3.875% due 02/15/10                                  1,630           1,577
   4.750% due 04/19/10                                  3,845           3,799
   4.125% due 05/15/10                                     10              10
   4.375% due 03/15/13                                  1,125           1,090
   Zero coupon due 07/05/14                             2,570           1,676
   5.250% due 03/24/15                                    730             720
   5.000% due 04/26/17                                  1,755           1,685

 126  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.625% due 11/15/30                                  2,450           2,947
   6.210% due 08/06/38                                    240             278
Federal Home Loan Bank System
   4.875% due 05/15/07                                  2,680           2,690
   4.125% due 10/19/07                                  5,465           5,411
   3.250% due 12/17/07                                  5,975           5,805
   5.250% due 06/18/14                                    345             353
   5.125% due 08/15/19                                    420             417
Financing Corp.
   Principal Only STRIP
   Zero coupon due 05/11/16                               185             109
   Zero coupon due 06/06/16                               545             319
   Zero coupon due 12/27/16                               645             366
   Zero coupon due 10/06/17                             1,055             581
   Zero coupon due 11/30/17                             1,155             631
   Zero coupon due 05/11/18                                90              48
   Zero coupon due 08/03/18                             1,080             569
   Zero coupon due 11/02/18                             1,105             574
   Zero coupon due 12/06/18                               155              80
   Zero coupon due 04/05/19                               875             444
   Zero coupon due 09/26/19                               950             469
Freddie Mac
   3.750% due 11/15/06                                  2,845           2,821
   4.375% due 11/16/07                                  2,275           2,265
   4.250% due 07/15/09                                  4,900           5,004
   6.625% due 09/15/09                                  4,595           4,894
   4.000% due 12/15/09                                  1,645           1,600
   4.500% due 11/15/11                                  1,095           1,070
   5.750% due 01/15/12                                  5,095           5,331
   5.125% due 07/15/12                                  2,610           2,649
   4.875% due 11/15/13                                    310             309
   5.050% due 01/26/15                                  1,485           1,468
   4.750% due 11/17/15                                  2,180           2,144
   6.750% due 09/15/29                                  1,035           1,256
                                                                 ------------
                                                                       95,493
                                                                 ------------

United States Government Treasuries - 19.6%
United States Treasury Inflation Indexed Bonds
   0.875% due 04/15/10                                  3,680           3,536
   2.000% due 07/15/14                                  8,506           8,528
   1.625% due 01/15/15                                    154             150
   1.875% due 07/15/15                                  4,260           4,217
   2.375% due 01/15/25                                  5,469           5,691
   3.625% due 04/15/28 (N)                                121             154
   3.875% due 04/15/29                                    334             445
United States Treasury Notes
   2.875% due 11/30/06                                 16,210          15,954
   3.000% due 12/31/06                                  5,760           5,669
   3.750% due 03/31/07                                    600             595
   3.125% due 05/15/07                                 20,285          19,907
   4.375% due 05/15/07                                  4,930           4,929
   6.625% due 05/15/07                                  7,995           8,266
   3.625% due 06/30/07 (N)                             13,555          13,387

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   6.125% due 08/15/07                                    250             257
   3.000% due 02/15/08                                  6,530           6,332
   3.375% due 02/15/08                                    300             293
   3.750% due 05/15/08                                 12,180          11,987
   3.125% due 09/15/08                                 11,215          10,827
   3.375% due 12/15/08                                 15,450          14,976
   3.250% due 01/15/09                                  1,560           1,505
   4.000% due 06/15/09                                    385             379
   3.625% due 07/15/09                                  4,985           4,846
   3.375% due 09/15/09                                  4,880           4,696
   3.500% due 12/15/09                                  2,370           2,285
   3.625% due 01/15/10                                  4,950           4,791
   4.000% due 03/15/10                                  3,535           3,470
   4.000% due 04/15/10                                  4,650           4,561
   3.875% due 05/15/10 (N)                             14,870          14,506
   3.625% due 06/15/10                                  1,210           1,168
   3.875% due 09/15/10                                  4,675           4,553
   4.250% due 10/15/10                                  1,570           1,556
   5.000% due 02/15/11                                  1,550           1,588
   5.000% due 08/15/11                                  7,365           7,556
   4.875% due 02/15/12                                  6,690           6,823
   3.875% due 02/15/13                                  4,270           4,099
   4.250% due 08/15/13                                  1,375           1,348
   12.000% due 08/15/13                                   420             503
   4.250% due 11/15/13                                  2,505           2,453
   4.750% due 05/15/14                                 13,919          14,093
   13.250% due 05/15/14                                   680             874
   12.500% due 08/15/14                                 1,235           1,578
   4.250% due 11/15/14                                    485             473
   4.250% due 08/15/15                                  1,500           1,464
   9.250% due 02/15/16                                  2,715           3,728
   7.250% due 05/15/16                                  2,740           3,325
   7.500% due 11/15/16                                  1,000           1,241
   8.750% due 05/15/17                                  2,560           3,476
   8.875% due 08/15/17                                  1,475           2,027
   8.125% due 08/15/19                                  3,655           4,881
   7.875% due 02/15/21 (N)                                700             931
   8.125% due 08/15/21                                  8,360          11,393
   7.125% due 02/15/23                                 13,160          16,673
   6.250% due 08/15/23 (N)                                600             700
   6.875% due 08/15/25                                  1,365           1,716
   6.000% due 02/15/26                                 11,910          13,692
   6.125% due 11/15/27                                  2,960           3,478
   6.125% due 08/15/29                                  9,830          11,652
   6.250% due 05/15/30                                  4,420           5,341
   5.375% due 02/15/31                                 12,860          14,026

                                                      Diversified Bond Fund  127

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United States Treasury
   Principal Only STRIP
   Zero coupon due 11/15/21                             3,640           1,669
                                                                 ------------
                                                                      327,217
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $1,630,501)                                                   1,611,438
                                                                 ------------

PREFERRED STOCKS - 0.1%
Auto and Transportation - 0.0%
General Motors Corp.                                   23,425             387
                                                                 ------------

Financial Services - 0.1%
DG Funding Trust (A)                                      103           1,104
Fannie Mae                                              7,800             427
                                                                 ------------
                                                                        1,531
                                                                 ------------
TOTAL PREFERRED STOCKS
(cost $1,902)                                                           1,918
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                     ($)
                                                 ------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Euribor Futures
Dec 2005 93.25 (EUR) Put (15)                           4,191              --
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $0)                                                                  --
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 18.6%
Abbey National NA LLC (c)(z)
   3.610% due 11/07/05                                  2,400           2,399
ASIF Global Financing (E)(p)
   3.991% due 05/30/06                                  2,000           2,002
Bank of Ireland Governor & Co. (c)(z)
   3.640% due 11/08/05                                  2,400           2,398
Barclays US Funding, LLC (c)(z)
   3.655% due 11/28/05                                  3,700           3,690
BNP Paribas (c)(z)
   3.770% due 12/19/05                                  4,500           4,477
Capital Auto Receivables Asset Trust (A)(E)
   Series 2005-1 Class A1
   3.980% due 06/15/06                                      7               7
Countrywide Home Loans, Inc.
   Series MTNJ
   5.500% due 08/01/06                                  1,600           1,609

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
DaimlerChrysler NA Holding Corp. (E)
   4.430% due 05/24/06                                    400             401
Danske Corp. (z)
   4.030% due 02/06/06                                  3,400           3,352
Danske Corp. Discount Note (c)(z)
   3.900% due 12/27/05                                  5,200           5,168
Dexia Delaware (c)(z)
   3.610% due 11/01/05                                  1,900           1,900
   3.655% due 11/08/05                                  2,400           2,398
DNB Nor Bank ASA (c)(z)
   3.525% due 11/07/05                                  1,800           1,799
Duke Capital Corp.
   4.302% due 05/18/06                                    170             170
Fannie Mae
   9.500% due 12/01/05                                     --              --
   6.000% due 12/15/05                                  2,100           2,104
   9.500% due 01/01/06                                     --              --
   5.500% due 02/15/06                                  2,200           2,207
   3.799% due 09/22/06 (E)(N)                           1,200           1,199
Federal Home Loan Bank System
   2.500% due 12/15/05                                  2,300           2,295
Federal National Mortgage Association Discount
   Note (c)(z)(sec.)
   Zero coupon due 12/05/05                               290             289
   3.530% due 12/05/05                                     75              75
   3.590% due 12/05/05                                     25              25
   3.640% due 12/05/05                                     25              25
   3.700% due 12/05/05                                     25              25
Ford Motor Credit Co.
   6.875% due 02/01/06                                    800             800
France Telecom SA
   7.200% due 03/01/06                                    800             807
Frank Russell Investment Company Money Market
   Fund                                           192,551,032         192,551
Freddie Mac Discount Note (c)(z)
   3.359% due 11/29/05                                    500             498
General Electric Capital Corp. Discount Notes
   (c)(z)
   3.700% due 11/15/05                                  2,300           2,297
   3.910% due 12/27/05                                  1,800           1,789
General Motors Acceptance Corp. (E)
   4.677% due 05/18/06                                    600             596
Goldman Sachs Group, Inc.
   Series MTNB
   4.129% due 08/01/06                                  3,000           3,002
HBOS Treasury Services, PLC (c)(z)
   3.645% due 11/07/05                                  2,400           2,399
   3.750% due 12/01/05                                  7,300           7,277

 128  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc. (E)
   4.386% due 10/27/06                                  2,000           2,003
Nordea North America, Inc. (c)(z)
   3.625% due 11/08/05                                  2,400           2,398
Rabobank USA Financial Corp. (c)(z)
   3.610% due 11/09/05                                  2,400           2,398
   3.620% due 11/28/05                                  3,400           3,391
Skandin Ens Banken AG (z)
   4.070% due 01/19/06                                    600             594
Skandinaviska Enskilda Banken (c)(z)
   3.850% due 12/22/05                                  4,400           4,376
Societe Generale (c)(z)
   3.760% due 12/02/05                                  3,200           3,190
   3.780% due 12/23/05                                  3,500           3,481
Spintab Swedish Mortgage (c)(z)
   3.690% due 11/18/05                                  8,500           8,485
Swedbank Forenings (c)(z)
   3.910% due 12/22/05                                  1,300           1,293
Treasury Bank NA (E)
   Series CD
   3.853% due 11/23/05                                  2,200           2,199
UBS Financial Del, LLC (z)
   3.635% due 11/07/05 (c)                              2,400           2,399
   3.590% due 11/21/05 (c)                                400             399
   3.780% due 12/22/05 (c)                                300             298
   3.945% due 01/26/06                                  8,200           8,090
United States Treasury Bills (z)(sec.)
   3.500% due 12/01/05 (c)                                830             828
   3.363% due 12/08/05 (c)                                500             498
   3.459% due 12/15/05 (c)(N)                             150             149
   3.670% due 03/16/06                                    100              98
United States Treasury Notes
   2.500% due 10/31/06                                 12,795          12,565
US Bank NA
   Series BKNT
   5.625% due 11/30/05                                    500             502
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $311,891)                                                       311,664
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 5.6%
Frank Russell Investment Company Money Market
   Fund (X)                                        30,371,668          30,371
State Street Securities Lending Quality Trust
   (X)                                             62,228,679          62,229
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $92,600)                                                         92,600
                                                                 ------------

TOTAL INVESTMENTS - 120.6%
(identified cost $2,036,894)                                        2,017,620

OTHER ASSETS AND LIABILITIES,
NET - (20.6%)                                                        (344,321)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,673,299
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                      Diversified Bond Fund  129

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
10 Year Interest Rate Swap Futures
   expiration date 12/05 (39)                               4,175               (101)

Eurodollar Futures
   expiration date 03/06 (225)                             53,587               (216)
   expiration date 06/06 (198)                             47,112               (205)
   expiration date 09/06 (102)                             24,265                (58)
   expiration date 12/06 (145)                             34,496                (66)
   expiration date 03/07 (149)                             35,456                (41)
   expiration date 06/07 (90)                              21,414                (33)
   expiration date 09/07 (31)                               7,375                (15)

United States Treasury Bonds
   expiration date 12/05 (88)                               9,853               (370)

United States Treasury 2 Year Notes
   expiration date 12/05 (160)                             32,833               (193)

United States Treasury 5 Year Notes
   expiration date 12/05 (1,201)                          127,175             (2,499)

United States Treasury 10 Year Notes
   expiration date 12/05 (112)                             12,147               (174)

Short Positions
United States Treasury Bonds
   expiration date 12/05 (161)                             18,027                718

United States Treasury 5 Year Notes
   expiration date 12/05 (50)                               5,295                 79

United States Treasury 10 Year Notes
   expiration date 12/05 (202)                             21,908                554
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (2,620)
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 (EUR) Put (10)                            2,375                 (7)
   Dec 2006 95.25 (EUR) Put (123)                          29,289               (114)

United States Treasury Notes
   5 Year Futures
   Nov 2005 108.00 Call (20)                                2,160                 --
   Nov 2005 108.50 Call (5)                                   543                 --
   Nov 2005 109.00 Call (43)                                4,687                 (1)
   Nov 2005 106.00 Put (20)                                 2,120                 (8)
   Nov 2005 107.00 Put (20)                                 2,140                (23)

United States Treasury Notes
   10 Year Futures
   Nov 2005 113.00 Call (21)                                2,373                 --
   Nov 2005 114.00 Call (25)                                2,850                 --
   Nov 2005 108.00 Put (12)                                 1,296                 (4)
   Nov 2005 109.00 Put (53)                                 5,777                (43)
   Nov 2005 111.00 Put (25)                                 2,775                (63)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $169)                                                     (263)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 130  Diversified Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           1,052      AUD         1,401    11/08/05                 (4)
USD           3,824      EUR         3,206    11/08/05                 20
USD           6,070      EUR         5,071    11/08/05                 10
USD           7,901      EUR         6,465    11/08/05               (150)
USD           1,164      EUR           930    12/16/05                (47)
USD           1,236      EUR         1,020    12/16/05                (11)
USD           1,305      EUR         1,070    12/16/05                (19)
USD           3,381      EUR         2,795    02/08/06                (12)
USD           4,221      JPY       479,863    12/01/05                (84)
USD             928      PLN         3,025    11/08/05                (13)
AUD           1,401      USD         1,057    11/08/05                  9
AUD           1,401      USD         1,048    02/08/06                  4
CAD             100      USD            85    11/21/05                 --
EUR           2,795      USD         3,363    11/08/05                 12
EUR           3,119      USD         3,756    11/08/05                 17
EUR           3,670      USD         4,437    11/08/05                 37
EUR           5,071      USD         6,133    11/08/05                 52
EUR           5,071      USD         6,102    02/08/06                (10)
PLN           3,025      USD           884    11/08/05                (31)
PLN           3,025      USD           927    02/08/06                 13
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (207)
                                                           ==============

INTEREST RATE SWAP CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
        COUNTER              NOTIONAL                                                TERMINATION           VALUE
         PARTY                AMOUNT       FUND RECEIVES         FUND PAYS               DATE                $
-----------------------   --------------   --------------   --------------------   ----------------   ----------------
Barclays                    GBP    7,700   5.000%           Six Month LIBOR            06/15/07                     47
Barclays                    USD    2,100   4.000%           Three Month LIBOR          12/15/07                    (33)
Barclays                    USD    8,500   4.000%           Three Month LIBOR          12/15/10                   (344)
                                                            Consumer Price Index
BNP Paribas                 EUR    1,300   2.090%           (France)                   10/15/10                     --
Goldman                     USD      200   4.000%           Three Month LIBOR          12/10/10                     (8)
Goldman                     USD      200   5.000%           Three Month LIBOR          12/15/15                     (1)
Lehman                      GBP    4,200   4.500%           Six Month LIBOR            09/20/09                    (30)
Lehman                      USD    8,200   4.000%           Three Month LIBOR          12/15/10                   (332)
Merrill Lynch               USD    6,200   4.000%           Three Month LIBOR          12/15/07                    (98)
Merrill Lynch               GBP   10,500   4.500%           Six Month LIBOR            09/20/09                    (75)
Morgan Stanley              USD    1,300   4.000%           Three Month LIBOR          12/15/10                    (53)
                                                                                                      ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($487)                         (927)
                                                                                                      ================

  See accompanying notes which are an integral part of the financial statements.

                                                      Diversified Bond Fund  131

FRANK RUSSELL INVESTMENT COMPANY
DIVERSIFIED BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       6.5
Corporate Bonds and Notes                                    14.6
International Debt                                            2.8
Mortgage-Backed Securities                                   46.4
Municipal Bonds                                               0.4
Non-US Bonds                                                  0.3
United States Government Agencies                             5.7
United States Government Treasuries                          19.6
Preferred Stocks                                              0.1
Options Purchased                                              --*
Short-Term Investments                                       18.6
Other Securities                                              5.6
                                                  ---------------
Total Investments                                           120.6
Other Assets and Liabilities, Net                           (20.6)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.2)
Options Written                                               (--*)
Foreign Currency Exchange Contracts                           (--*)
Interest Rate Swap Contracts                                 (0.1)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 132  Diversified Bond Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                MULTISTRATEGY BOND - CLASS S       LEHMAN BROTHERS AGGREGATE **
                                                                ----------------------------       ----------------------------
*                                                                         10000.00                           10000.00
1996                                                                      10710.00                           10585.00
1997                                                                      11686.00                           11526.00
1998                                                                      12456.00                           12602.00
1999                                                                      12622.00                           12669.00
2000                                                                      13388.00                           13594.00
2001                                                                      15085.00                           15573.00
2002                                                                      15646.00                           16490.00
2003                                                                      16975.00                           17299.00
2004                                                                      17940.00                           18256.00
2005                                                                      18183.00                           18463.00

Multistrategy Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  1.35%
5 Years                                 6.31%S
10 Years                                6.16%S

Multistrategy Bond Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  1.10%
5 Years                                 6.03%S
10 Years                                5.96%S

Multistrategy Bond Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  0.35%
5 Years                                 5.26%S
10 Years                                5.44%S

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  1.13%
5 Years                                 6.31%S
10 Years                                6.32%S

 134  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Multistrategy Bond Fund Class S, Class E and Class C Shares gained 1.35%, 1.10% and 0.35%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.13% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) BBB Rated Fixed Income Funds Average returned 1.22%. For the same period, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 0.81%. These returns serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Rising interest rates negatively impacted nominal returns, but helped the Fund's money managers to achieve excess returns relative to benchmark. The money managers positioned their portfolios to be underweight in short and intermediate maturity bonds, which contributed positively to Fund performance. Rising interest rates during the fiscal year pushed the yields of short and intermediate maturity bonds higher than the yields of longer-term maturity bonds. Yields for longer-term maturity bonds were held lower in part by strong demand for U.S. Treasury securities by Asian central banks. Given the inverse relationship between yields and prices, short and intermediate maturity bonds had lower returns than longer-term maturity bonds during the fiscal year.

The credit downgrade in the bond ratings of auto manufacturers in the spring and early summer had a minimal impact on the Fund, as the Fund's money managers added value through security selection. Small exposures to emerging market and high yield sectors also contributed positively to Fund performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The primary contributors to excess returns included the Fund's short duration positioning on the expectation that interest rates would rise and bond prices fall. In addition, the Fund's money managers held small exposures to the high yield and emerging market debt sectors, two sectors that outperformed during the fiscal year. A smaller exposure to investment grade corporates also helped Fund performance in the second half of the fiscal year, as credit downgrades within the auto sector impacted sentiment and pricing for the entire investment grade corporate sector. Non-dollar bonds were an additional source of value, primarily in the spring when interest rates fell by a greater amount in Europe than in the U.S. Finally, the Fund's positioning in mortgages also contributed positively to Fund performance. Specifically, the Fund was underweight in mortgages in the summer, when prices of the bonds declined relative to equivalent Treasuries.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Delaware Management Company continued to provide the best returns over the fiscal year. Delaware was rewarded for its view that high yield and emerging market debt would continue to do well. Delaware maintained a significant weight to those non-benchmark sectors. In addition, Delaware added value through security selection within those sectors. Morgan Stanley Investment Management, Inc. outperformed through its duration strategies. Having forecasted that interest rates would rise two years ago, Morgan Stanley was rewarded for maintaining its conviction and short duration position. Pacific Investment Management Company, LLC (PIMCO) contributed positively to Fund performance with its tactical allocations to non-dollar bonds and its correct forecast that European interest rates would fall further than U.S. rates in the spring. PIMCO also added value through select positions in emerging market debt. Finally, Bear Stearns Asset Management, Inc. also outperformed relative to benchmark, though it lagged behind the Fund's other money managers. Bear Stearns was negatively impacted by selling high yield and emerging market debt early in the year and purchasing relatively safer securities.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes in the Fund's structure or money manager line-up for the fiscal year ending October 31, 2005.

                                                    Multistrategy Bond Fund  135

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Bear Stearns Asset Management, Inc.       Sector Rotation
Delaware Management Company (a series
   of Delaware Management Business
   Trust)                                 Sector Rotation
Morgan Stanley Investment Management,
   Inc.                                   Fully Discretionary
Pacific Investment Management Company,
   LLC                                    Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Multistrategy Bond Fund Class S assumes initial investment on November 1,
      1995.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Multistrategy Bond Fund Class S performance has been linked with Class E to provide historical perspective. For the period September 11, 1998 (commencement of sale) through the current period, Class E paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Multistrategy Bond Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 136  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       997.10      $     1,015.73
Expenses Paid During
Period*                       $         9.46      $         9.55

* Expenses are equal to the Fund's annualized expense ratio of 1.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,000.80      $     1,019.51
Expenses Paid During
Period*                       $         5.70      $         5.75

* Expenses are equal to the Fund's annualized expense ratio of 1.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                   PERFORMANCE
                                  ACTUAL        (5% RETURN BEFORE
CLASS S                        PERFORMANCE          EXPENSES)
-------                       --------------    -----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,002.00      $     1,020.77
Expenses Paid During
Period*                       $         4.44      $         4.48

* Expenses are equal to the Fund's annualized expense ratio of 0.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                    Multistrategy Bond Fund  137

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 86.8%
Asset-Backed Securities - 6.9%
AAA Trust (p)
   Series 2005-2 Class A1
   4.151% due 11/26/35                                  1,566           1,566
Aames Mortgage Investment Trust
   Series 2005-2 Class 1A1
   4.118% due 07/25/35                                    106             106
ABSC NIMs Trust (A)
   Series 2004-HE1 Class A
   7.000% due 01/17/34                                     26              26
ACE Securities Corp.
   Series 2004-OP1 Class M2
   5.088% due 04/25/34                                  1,580           1,603
Aegis Asset Backed Securities Trust (E)
   Series 2005-4 Class 1A1
   4.148% due 10/25/35                                  2,106           2,106
Alliance Capital Funding LLC (A)
   Series 1998-1 Class A3
   5.840% due 02/15/10                                     53              52
American Airlines, Inc.
   6.817% due 05/23/11                                    380             341
American Express Credit Account Master Trust
   Series 2002-1 Class A
   4.080% due 09/15/09                                  1,600           1,602
   Series 2002-2 Class A
   4.080% due 11/16/09                                  2,175           2,179
   Series 2002-3 Class A (E)
   4.080% due 12/15/09                                  3,500           3,506
Ameriquest Mortgage Securities, Inc.
   Series 2002-D Class M1
   6.538% due 02/25/33                                    450             454
   Series 2005-R4 Class A2B (E)
   4.178% due 07/25/35                                  1,625           1,625
Argent Securities, Inc.
   Series 2004-W3 Class A2
   4.258% due 02/25/34                                    316             316
Asset Backed Funding Certificates
   Series 2004-OPT Class A2 (E)
   4.228% due 06/25/25                                    361             361
   Series 2005-WF1 Class A2A
   4.118% due 01/25/35                                    823             823
BA Master Credit Card Trust
   Series 1999-C Class A
   4.220% due 08/15/08                                  2,000           2,004
Barclays Bank PLC
   6.278% due 12/15/34                                    420             400
Bear Stearns Asset Backed Securities, Inc. (E)
   Series 2004-BO1 Class 1A1
   4.238% due 09/25/34                                  1,128           1,128

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-HE8 Class A1
   4.158% due 08/25/35                                  1,241           1,241
Burlington Northern and Santa Fe Railway Co.
   4.575% due 01/15/21                                    210             202
Capital Auto Receivables Asset Trust
   Series 2003-2 Class A3A
   1.440% due 02/15/07                                    204             203
   Series 2003-3 Class A3B (E)
   4.050% due 01/15/08                                  1,000           1,001
   Series 2004-2 Class A2
   3.350% due 02/15/08                                    900             886
Capital One Auto Finance Trust
   Series 2005-C Class A3
   4.610% due 07/15/10                                  1,140           1,137
Carrington Mortgage Loan Trust
   Series 2005-NC3 Class A1A
   4.118% due 06/25/35                                  1,486           1,486
   Series 2005-NC4 Class A1 (E)
   4.188% due 09/25/35                                  1,784           1,784
   Series 2005-OPT Class A1A
   4.128% due 05/25/35                                    712             713
Cendant Timeshare Receivables Funding LLC (A)
   Series 2004-1A Class A1
   3.670% due 05/20/16                                    258             251
Chancellor/Triton CBO, Ltd. (A)
   Series 1998-1A Class A1
   6.710% due 08/05/10                                    248             250
Citibank Credit Card Issuance Trust
   Series 2000-A3 Class A3
   6.875% due 11/16/09                                    900             937
   Series 2005-A7 Class A7
   4.750% due 10/22/12                                  1,100           1,094
Citifinancial Mortgage Securities, Inc.
   Series 2003-3 Class AF2
   3.082% due 08/25/33                                    260             258
   Series 2003-4 Class AF3
   3.221% due 10/25/33                                    370             366
Conseco Finance (E)
   Series 2000-C Class A
   4.340% due 12/15/29                                    445             445
Countrywide Asset-Backed Certificates
   Series 2004-10 Class AF2
   3.323% due 05/25/22                                    920             915
   Series 2004-13 Class AF2
   3.683% due 08/25/24                                    695             684

 138  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-1NI Class NOTE (A)
   6.000% due 05/25/34                                     47              47
   Series 2004-7 Class AF2
   3.324% due 12/25/23                                  1,310           1,305
   Series 2004-9 Class AF2
   3.337% due 09/25/23                                    625             621
   Series 2004-BC1 Class M1
   4.538% due 02/25/34                                    545             546
   Series 2004-S1 Class A2
   3.872% due 03/25/20                                    745             731
   Series 2005-12 Class 2A2
   4.898% due 06/25/32                                  1,420           1,411
   Series 2005-3 Class AF1A
   4.158% due 08/25/35                                    525             525
Credit-Based Asset Servicing and Securitization
   Series 2005-CB4 Class AV1
   4.138% due 08/25/35                                  1,600           1,600
   Series 2005-CB5 Class AV1 (E)
   4.148% due 08/25/35                                  2,028           2,028
Entergy Gulf States, Inc.
   4.270% due 12/01/09                                    335             329
Equifirst Mortgage Loan Trust
   Series 2005-1 Class A1
   4.098% due 04/25/35                                  1,157           1,157
FHA 221D4
   7.430% due 07/02/22                                     96              97
First Franklin Mortgage Loan Asset Backed
   Certificates
   Series 2005-FF7 Class A2
   4.138% due 07/25/35                                  1,673           1,673
GE Capital Credit Card Master Note Trust (E)
   Series 2004-1 Class A (N)
   4.020% due 06/15/10                                    800             801
   Series 2004-2 Class A
   4.010% due 09/15/10                                  1,950           1,952
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-1 Class A
   4.050% due 07/20/08                                  1,050           1,050
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE4 Class A1 (E)
   4.148% due 03/25/35                                  1,300           1,301
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                  1,570           1,543
Golden Tree High Yield Opportunities, LP
   Series 2000-1 Class C1
   9.404% due 10/31/07                                  1,100           1,115
GSAA Trust (A)
   Series 2004-4N Class NOTE
   6.250% due 05/25/34                                    252             252

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GSAMP Trust
   Series 2004-NC1 Class A3
   4.428% due 03/25/34                                    980             982
   Series 2005-AHL Class A1
   4.128% due 04/25/35                                    720             720
   Series 2005-HE4 Class A2A (E)
   4.158% due 07/25/45                                  2,331           2,331
Harley-Davidson Motorcycle Trust
   Series 2004-2 Class A1
   2.180% due 01/15/09                                    619             613
HFC Home Equity Loan Asset Backed Certificates
   Series 2003-1 Class A
   4.350% due 10/20/32                                    480             481
Home Equity Asset Trust
   Series 2004-3 Class M3
   5.488% due 08/25/34                                  1,060           1,076
Honda Auto Receivables Owner Trust
   Series 2004-2 Class A2
   2.520% due 02/15/07                                    499             497
IXIS Real Estate Capital Trust
   Series 2005-HE2 Class A1
   4.118% due 09/25/35                                  1,018           1,018
Lehman XS Trust
   Series 2005-1 Class 2A2
   4.660% due 05/25/08                                  1,326           1,343
Long Beach Mortgage Loan Trust
   Series 2003-2 Class M2
   5.938% due 06/25/33                                  1,555           1,574
   Series 2005-1 Class 2A1
   4.178% due 02/25/35                                    764             764
   Series 2005-2 Class 2A1
   4.118% due 04/25/35                                  1,037           1,038
Mastr Asset Backed Securities Trust
   Series 2005-OPT Class A3
   4.128% due 03/25/35                                    819             819
MBNA Credit Card Master Note Trust
   Series 2002-A10 Class A10
   4.110% due 02/16/10                                  1,700           1,704
   Series 2005-A3 Class A3
   4.100% due 10/15/12                                    685             664
MBNA Master Credit Card Trust USA
   Series 2000-D Class A (E)
   4.170% due 09/15/09                                  2,425           2,432
   Series 2000-E Class A
   7.800% due 10/15/12                                    600             673
Merrill Auto Trust Securitization (E)
   Series 2005-1 Class A2B
   4.048% due 04/25/08                                  3,200           3,200

                                                    Multistrategy Bond Fund  139

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.(A)
   Series 2003-WM1 Class N1
   7.000% due 11/25/33                                     20              20
   Series 2004-HE2 Class A2A (E)
   4.238% due 08/25/35                                    260             260
   Series 2004-WMC Class A2B1 (E)
   4.218% due 07/25/35                                     70              70
   Series 2005-SL1 Class A (E)
   4.238% due 06/25/35                                  1,022           1,022
   Series 2005-WMC Class A2A
   4.138% due 09/25/35                                    375             375
Mid-State Trust
   Series 2003-11 Class A1
   4.864% due 07/15/38                                    172             161
   Series 2004-1 Class A
   6.005% due 08/15/37                                    232             237
New Century Home Equity Loan Trust
   Series 2004-4 Class A3
   4.178% due 02/25/35                                    521             521
   Series 2004-A Class AII1 (E)
   4.218% due 08/25/34                                    135             135
Novastar Home Equity Loan
   Series 2004-4 Class A2B
   4.378% due 03/25/35                                  1,020           1,022
   Series 2005-1 Class A2A
   4.158% due 06/25/35                                  1,551           1,552
Option One Mortgage Loan Trust
   Series 2003-2 Class M2
   5.738% due 04/25/33                                  1,250           1,264
   Series 2003-3 Class M3
   6.038% due 06/25/33                                    775             785
   Series 2003-4 Class M2
   5.688% due 07/25/33                                    730             739
   Series 2005-4 Class A3 (E)
   4.140% due 11/25/35                                  1,605           1,605
Ownit Mortgage Loan Asset Backed Certificates
   Series 2005-2 Class A2A
   4.148% due 03/25/36                                    880             880
Park Place Securities, Inc.
   Series 2005-WHQ Class A2A
   4.118% due 06/25/35                                  1,339           1,338
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                    445             438
Power Contract Financing LLC (A)
   6.256% due 02/01/10                                    450             457
Premium Asset Trust (A)
   4.169% due 02/02/07                                    780             780
Quest Trust (E)(A)
   Series 2005-X2 Class A1
   4.118% due 10/25/35                                  1,045           1,045

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Renaissance Home Equity Loan Trust
   Series 2004-4 Class AF2
   3.856% due 02/25/35                                    765             754
   Series 2005-2 Class AF2
   4.361% due 08/25/35                                  1,385           1,366
Residential Asset Mortgage Products, Inc.
   Series 2004-RS1 Class AI2
   3.620% due 07/25/26                                    670             664
   Series 2004-RS1 Class AII2
   4.268% due 12/25/34                                    725             726
   Series 2004-RS8 Class AI2
   3.810% due 01/25/26                                    780             776
   Series 2004-RS8 Class AII1 (E)
   4.178% due 05/25/26                                    831             831
   Series 2004-RZ2 Class AI3
   4.300% due 01/25/31                                    480             475
   Series 2005-RS1 Class AII1
   4.148% due 01/25/35                                    682             682
Residential Asset Securities Corp.
   Series 2001-KS3 Class AII
   4.268% due 09/25/31                                    429             429
   Series 2003-KS1 Class M2
   5.788% due 01/25/33                                  1,035           1,042
   Series 2004-KS8 Class AI2
   3.340% due 10/25/24                                  1,915           1,891
   Series 2004-KS9 Class AI1 (E)
   4.208% due 07/25/21                                    149             149
Sankaty Market Value CDO (A)
   Series 2001-3 Class B1
   7.379% due 04/30/09                                    480             487
Saxon Asset Securities Trust
   Series 2005-1 Class A2A
   4.148% due 05/25/35                                    533             533
   Series 2005-1 Class A2B
   4.258% due 05/25/35                                    905             906
   Series 2005-2 Class A2A
   4.128% due 09/25/35                                  1,687           1,687
Sears Credit Account Master Trust (E)
   Series 2002-5 Class A
   4.350% due 11/17/09                                  3,600           3,600
Sharps SP I LLC
   6.850% due 03/01/23                                     59              59
   7.000% due 01/25/34                                    157             157
Sharps SP I LLC Net Interest Margin Trust (A)
   Series 2004-HE1 Class N
   6.900% due 11/25/33                                     20              20

 140  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SLM Student Loan Trust (E)
   Series 2004-1 Class A1
   4.240% due 01/26/15                                    294             295
   Series 2004-6 Class A2
   4.240% due 01/25/13                                    261             262
   Series 2004-9 Class A2
   4.220% due 10/25/12                                  1,174           1,172
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                    148             158
Small Business Administration Participation
   Certificates
   7.500% due 04/01/17                                  2,006           2,115
Specialty Underwriting & Residential Finance
   Series 2005-BC2 Class A2A
   4.138% due 12/25/35                                    910             910
Structured Asset Investment Loan Trust
   Series 2003-BC8 Class M3
   6.138% due 08/25/33                                  1,200           1,219
   Series 2005-2 Class A2
   4.158% due 03/25/35                                    696             696
   Series 2005-5 Class A6
   4.128% due 06/25/35                                  1,190           1,190
   Series 2005-HE1 Class A1
   4.138% due 07/25/35                                  2,130           2,129
Structured Asset Securities Corp.
   Series 2001-SB1 Class A2
   3.375% due 08/25/31                                    585             534
   Series 2004-19X Class A2
   4.370% due 10/25/34                                  2,125           2,106
   Series 2005-GEL Class A (E)
   4.388% due 12/25/34                                  2,149           2,149
   Series 2005-WMC Class A1
   4.118% due 01/25/35                                  1,080           1,080
Tenaska Alabama II Partners, LP (A)
   6.125% due 03/30/23                                    480             482
Terwin Mortgage Trust
   Series 2004-22S Class A
   4.428% due 11/25/35                                    750             751
   Series 2005-8HE Class A1 (E)(A)
   4.158% due 07/25/35                                  1,470           1,470
TXU Electric Delivery Transition Bond Co.
   Series 2004-1 Class A2
   4.810% due 11/17/14                                    300             296
United Airlines, Inc. (o)
   7.730% due 07/01/10                                    510             492
USAA Auto Owner Trust
   Series 2004-2 Class A2
   2.410% due 02/15/07                                    123             123
Wachovia Auto Owner Trust
   Series 2004-B Class A2
   2.400% due 05/21/07                                    377             375

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wells Fargo Home Equity Trust
   Series 2004-2 Class A31
   4.198% due 06/25/19                                      4               4
World Financial Properties (A)
   6.910% due 09/01/13                                    675             710
   6.950% due 09/01/13                                    199             209
World Omni Auto Receivables Trust
   Series 2004-A Class A2
   2.580% due 07/12/07                                    335             334
                                                                 ------------
                                                                      129,265
                                                                 ------------

Corporate Bonds and Notes - 13.2%
Abitibi-Consolidated Finance, LP
   7.875% due 08/01/09                                    870             847
AIG SunAmerica Global Financing VI (A)
   6.300% due 05/10/11                                  1,230           1,302
Albertson's, Inc.
   8.000% due 05/01/31                                    945             865
Amerada Hess Corp.
   6.650% due 08/15/11                                    410             436
   7.300% due 08/15/31                                    525             593
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                    100             101
American General Finance Corp.
   Series MTNG
   4.000% due 03/23/07                                    300             300
   Series MTNH
   4.625% due 09/01/10                                     45              44
   Series MTNI
   4.625% due 05/15/09                                    220             217
American International Group, Inc.(A)
   4.700% due 10/01/10 (N)                              1,100           1,080
   5.050% due 10/01/15                                  1,100           1,075
   5.050% due 10/01/15                                    300             293
American RE Corp.
   Series B
   7.450% due 12/15/26                                  1,155           1,258
AmerisourceBergen Corp. (A)
   5.625% due 09/15/12                                  1,245           1,198
Arizona Public Service Co.
   6.750% due 11/15/06                                    180             183
   5.800% due 06/30/14                                    365             373
   5.500% due 09/01/35                                    625             577
AT&T Corp.
   9.050% due 11/15/11                                     85              94
   9.750% due 11/15/31                                    580             706

                                                    Multistrategy Bond Fund  141

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Atmos Energy Corp.
   4.525% due 10/15/07                                    575             575
Autonation, Inc.
   9.000% due 08/01/08                                    275             297
Avista Capital Trust III
   6.500% due 04/01/34                                    980             981
Avista Corp.
   7.750% due 01/01/07                                     55              57
   9.750% due 06/01/08                                    610             669
Axa Financial, Inc.
   6.500% due 04/01/08                                    215             223
BAE Systems Holdings, Inc. (A)
   6.400% due 12/15/11                                  2,930           3,083
Bank of America Corp.
   7.800% due 02/15/10                                    460             508
BellSouth Corp.
   4.200% due 09/15/09                                    710             689
   6.550% due 06/15/34                                    135             139
   6.000% due 11/15/34 (N)                                125             120
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                    315             331
Bowater, Inc.
   9.000% due 08/01/09                                    685             695
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                     55              62
   6.750% due 03/15/29                                    110             123
Campbell Soup Co. (N)
   5.875% due 10/01/08                                    430             441
Carolina Power & Light Co.
   6.500% due 07/15/12                                     50              53
Caterpillar Financial Services Corp.
   Series MTNF
   3.890% due 08/20/07 (E)                                470             471
   3.625% due 11/15/07                                    160             156
CC Funding Trust I
   6.900% due 02/16/07                                    380             389
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    470             480
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                  1,360           1,536
Centex Corp.
   4.500% due 08/01/07                                    686             687
Cincinnati Gas & Electric
   5.700% due 09/15/12                                    210             214
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                    100             112
   8.750% due 03/01/31                                    165             215
CIT Group, Inc.
   5.750% due 09/25/07                                    345             350
   3.650% due 11/23/07                                    260             254
   6.875% due 11/01/09                                    140             149

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Citicorp
   Series MTNF
   6.375% due 11/15/08                                    265             276
Citigroup Global Markets Holdings, Inc.
   Series MTNM
   3.816% due 03/07/08                                  1,800           1,799
Citigroup, Inc.
   4.200% due 12/20/07                                  3,600           3,555
   3.500% due 02/01/08                                  3,110           3,023
   4.625% due 08/03/10                                  1,080           1,062
   6.000% due 02/21/12                                    305             320
   5.625% due 08/27/12                                    705             724
   4.700% due 05/29/15                                    815             781
   5.875% due 02/22/33                                  1,445           1,440
Citizens Communications Co.
   9.250% due 05/15/11                                    675             731
Clear Channel Communications, Inc.
   5.750% due 01/15/13                                    275             266
Clorox Co.
   3.982% due 12/14/07                                    595             596
   4.200% due 01/15/10                                    525             511
   5.000% due 01/15/15                                    340             334
Columbus Southern Power Co.
   Series A
   5.500% due 03/01/13                                    315             318
Comcast Cable Communications
   8.375% due 05/01/07                                    705             739
   6.750% due 01/30/11                                  1,020           1,077
Comcast Corp.
   7.625% due 02/15/08                                    100             105
Consolidated Natural Gas Co.
   5.000% due 12/01/14                                    395             382
   Series C
   6.250% due 11/01/11                                    155             163
Consumers Energy Co.
   Series F
   4.000% due 05/15/10                                    175             166
   Series H
   4.800% due 02/17/09                                    325             321
Continental Airlines, Inc.
   Series 01-1
   6.503% due 06/15/11                                    550             525
Corrections Corp. of America
   7.500% due 05/01/11                                    235             243
Countrywide Home Loans, Inc.
   3.250% due 05/21/08                                    645             618

 142  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series MTNK
   5.500% due 02/01/07                                    135             136
COX Communications, Inc.
   4.625% due 01/15/10                                    870             840
Credit Suisse First Boston USA, Inc.
   4.625% due 01/15/08                                    200             199
   6.500% due 01/15/12                                    215             230
   5.500% due 08/15/13                                    230             233
CSC Holdings, Inc.
   10.500% due 05/15/16 (N)                               350             375
   Series B
   8.125% due 07/15/09                                    315             322
DaimlerChrysler NA Holding Corp.
   8.500% due 01/18/31                                    165             194
   Series MTND
   4.132% due 11/17/06                                  2,800           2,802
   Series MTNE (E)
   4.780% due 10/31/08                                    850             850
Darden Restaurants, Inc.
   6.000% due 08/15/35                                    190             175
Detroit Edison Co.
   6.125% due 10/01/10                                    305             318
   6.350% due 10/15/32                                    275             288
Developers Diversified Realty Corp.
   4.625% due 08/01/10                                    776             750
   5.375% due 10/15/12                                    370             363
Devon Financing Corp. ULC
   6.875% due 09/30/11                                    420             455
Dominion Resources, Inc.
   Series A
   7.195% due 09/15/14                                    641             706
   Series B
   4.300% due 09/28/07 (E)                                895             895
   6.250% due 06/30/12                                    120             125
DPL, Inc.
   6.875% due 09/01/11                                    680             721
DR Horton, Inc.
   5.625% due 01/15/16                                    935             871
Dresdner Funding Trust I (A)
   8.151% due 06/30/31                                  1,145           1,359
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     80              81
   6.875% due 02/01/11                                     60              64
E*Trade Financial Corp.
   8.000% due 06/15/11                                    350             355
   8.000% due 06/15/11 (A)                                970             985
Echostar DBS Corp.
   6.375% due 10/01/11                                    595             579
   6.625% due 10/01/14                                     95              92
El Paso Corp.
   6.950% due 12/15/07                                  2,600           2,616
El Paso Natural Gas Co.
   Series A
   7.625% due 08/01/10                                    225             236

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Eli Lilly & Co.
   6.770% due 01/01/36                                  1,170           1,375
Entergy Gulf States, Inc.
   3.600% due 06/01/08                                    120             115
Enterprise Products Operating, LP
   4.000% due 10/15/07                                    700             685
   4.625% due 10/15/09                                    780             757
EOP Operating, LP
   4.750% due 03/15/14                                     70              66
   7.500% due 04/19/29                                    297             334
Erac USA Finance Co. (A)
   7.350% due 06/15/08                                    730             769
Exelon Corp.
   6.750% due 05/01/11                                    215             227
Farmers Exchange Capital (A)
   7.050% due 07/15/28                                  2,140           2,163
Farmers Insurance Exchange (A)
   6.000% due 08/01/14                                    570             569
   8.625% due 05/01/24                                  1,140           1,347
FedEx Corp.
   2.650% due 04/01/07                                    220             213
   7.600% due 07/01/97                                    225             263
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                             2,700           1,475
   Series 15P
   Zero coupon due 03/07/19                               390             199
   Series 2P
   Zero coupon due 11/30/17                             1,180             645
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                  2,540           2,672
   Series C
   7.375% due 11/15/31                                    345             393
Ford Motor Co.
   7.450% due 07/16/31                                  3,165           2,326
   7.700% due 05/15/97                                  1,075             723
Ford Motor Credit Co.
   4.050% due 03/13/07                                  2,250           2,106
   4.830% due 09/28/07                                  1,400           1,340
   6.625% due 06/16/08                                    780             748
   5.625% due 10/01/08                                    481             449
   5.700% due 01/15/10                                    551             496
   7.875% due 06/15/10                                    300             289
   7.375% due 02/01/11                                  1,605           1,507
   7.000% due 10/01/13                                    505             462
FPL Group Capital, Inc.
   4.086% due 02/16/07                                    486             482

                                                    Multistrategy Bond Fund  143

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
General Electric Capital Corp.
   3.836% due 01/15/08                                    700             700
   4.125% due 03/04/08                                  1,995           1,964
   4.875% due 10/21/10                                  3,430           3,408
   Series MTNA
   4.250% due 12/01/10                                    180             175
   5.875% due 02/15/12                                    120             125
   4.750% due 09/15/14 (N)                                 80              78
   6.750% due 03/15/32                                    465             532
General Motors Acceptance Corp.
   5.050% due 01/16/07                                  1,500           1,479
   5.100% due 07/16/07                                    791             773
   6.875% due 09/15/11                                    420             407
   6.750% due 12/01/14                                  1,300           1,243
   8.000% due 11/01/31                                  1,285           1,327
General Motors Corp.
   8.375% due 07/15/33                                  2,140           1,586
Georgia-Pacific Corp.
   8.125% due 05/15/11                                  1,000           1,085
   8.875% due 05/15/31                                    985           1,120
Glencore Funding LLC (A)
   6.000% due 04/15/14                                  1,370           1,262
Glencore Nickel Ltd. (O)
   9.000% due 12/01/14                                    305              --
Golden West Financial Corp.
   4.125% due 08/15/07                                    360             356
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                  1,730           1,859
   6.600% due 01/15/12                                    150             160
   5.250% due 10/15/13                                    425             420
   6.345% due 02/15/34                                    955             958
Hartford Financial Services Group, Inc.
   7.900% due 06/15/10                                     80              89
HCA, Inc.
   5.500% due 12/01/09                                  1,000             974
   7.875% due 02/01/11                                     50              53
   6.950% due 05/01/12                                    395             402
   7.500% due 12/15/23                                    400             392
Health Net, Inc.
   9.875% due 04/15/11                                    655             760
Hertz Corp.
   7.400% due 03/01/11                                    135             135
   7.625% due 06/01/12                                    390             390
Historic TW, Inc.
   8.180% due 08/15/07                                  1,553           1,635
   9.125% due 01/15/13                                    835             997
   8.050% due 01/15/16                                  1,490           1,716
HJ Heinz Finance Co.
   6.000% due 03/15/12                                    320             332
   6.750% due 03/15/32                                    250             275
Household Finance Corp.
   4.125% due 12/15/08                                    175             171
   5.875% due 02/01/09                                    660             676
   4.750% due 05/15/09                                  1,570           1,553

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.125% due 11/16/09                                    270             261
   8.000% due 07/15/10                                    165             184
   6.375% due 11/27/12                                  1,120           1,185
HSBC Finance Corp.
   4.000% due 09/15/08 (E)                                700             700
   4.625% due 09/15/10                                    600             586
Hyatt Equities LLC (A)
   6.875% due 06/15/07                                    435             442
ICI Wilmington, Inc.
   4.375% due 12/01/08                                    210             205
IKON Office Solutions, Inc. (A)
   7.750% due 09/15/15                                    360             341
International Lease Finance Corp.
   6.375% due 03/15/09                                    350             363
International Paper Co.
   5.500% due 01/15/14                                    905             877
Interpublic Group of Cos., Inc.
   5.400% due 11/15/09                                    285             265
ITT Industries, Inc.
   7.400% due 11/15/25                                    455             531
JC Penney Co., Inc.
   7.375% due 08/15/08                                    460             482
   7.400% due 04/01/37                                    380             400
John Hancock Financial Services, Inc.
   5.625% due 12/01/08                                    120             122
John Hancock Global Funding II (A)
   7.900% due 07/02/10                                    440             494
Jones Apparel Group, Inc.
   4.250% due 11/15/09                                    446             419
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                    495             509
JPMorgan Chase & Co.
   5.350% due 03/01/07                                    160             161
   6.000% due 02/15/09                                    170             175
   7.000% due 11/15/09                                     65              70
   6.750% due 02/01/11                                    235             251
   6.625% due 03/15/12                                     95             102
   5.150% due 10/01/15                                    775             755
Kellogg Co.
   Series B
   6.600% due 04/01/11                                  2,535           2,716
KeySpan Corp.
   7.625% due 11/15/10                                    525             584
Knight Ridder, Inc.
   5.750% due 09/01/17                                    535             510

 144  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Kraft Foods, Inc.
   5.250% due 06/01/07                                    170             171
   4.125% due 11/12/09                                  2,227           2,151
   5.625% due 11/01/11                                  2,935           3,000
   6.500% due 11/01/31 (N)                                170             183
Kroger Co. (The)
   7.250% due 06/01/09                                    270             285
   8.000% due 09/15/29                                    210             233
   7.500% due 04/01/31                                    255             269
Lear Corp.
   Series B
   8.110% due 05/15/09                                    290             273
Lehman Brothers Holdings, Inc.
   6.625% due 01/18/12                                  1,155           1,241
Levi Strauss & Co.
   12.250% due 12/15/12                                   540             593
Liberty Media Corp.
   5.700% due 05/15/13                                    975             880
Limited Brands
   6.950% due 03/01/33                                    315             298
Lockheed Martin Corp.
   8.500% due 12/01/29                                    255             343
Lodgenet Entertainment Corp.
   9.500% due 06/15/13                                    450             487
Lubrizol Corp.
   4.625% due 10/01/09                                    581             566
M&I Marshall & Ilsley Bank
   Series BKNT
   3.800% due 02/08/08                                    755             738
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                    220             250
Marsh & McLennan Cos., Inc.
   5.375% due 03/15/07                                  1,130           1,133
   4.270% due 07/13/07                                    580             577
   5.150% due 09/15/10                                    775             762
   5.375% due 07/15/14                                    550             527
   5.750% due 09/15/15                                    430             418
   5.875% due 08/01/33 (N)                                340             304
May Department Stores Co. (The)
   4.800% due 07/15/09                                    195             192
   5.750% due 07/15/14                                    515             515
MBNA America Bank NA
   7.125% due 11/15/12                                     85              94
MBNA Corp.
   4.163% due 05/05/08                                    585             590
   6.125% due 03/01/13                                    405             426
MCI, Inc.
   6.908% due 05/01/07                                  1,440           1,454
   7.688% due 05/01/09                                    465             482
Medco Health Solutions, Inc.
   7.250% due 08/15/13                                  1,277           1,383
Metlife, Inc.
   5.000% due 06/15/15                                    520             505
   5.700% due 06/15/35                                    130             126

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
MGM Mirage
   9.750% due 06/01/07                                    845             887
Midamerican Funding LLC
   6.750% due 03/01/11                                    540             577
Miller Brewing Co. (A)
   4.250% due 08/15/08                                    445             436
   5.500% due 08/15/13                                    705             711
Mohawk Industries, Inc.
   Series D
   7.200% due 04/15/12                                    220             241
Monumental Global Funding, Ltd. (A)
   4.625% due 03/15/10                                    320             317
Morgan Stanley
   5.050% due 01/21/11                                    455             451
   6.750% due 04/15/11                                  1,160           1,244
   4.750% due 04/01/14                                    875             825
   5.375% due 10/15/15                                    935             923
Motorola, Inc.
   4.608% due 11/16/07                                  1,378           1,371
Natexis Ambs Co. LLC (f)(A)
   8.440% due 12/29/49                                    430             465
National Rural Utilities Cooperative Finance
   Corp.
5.750% due 08/28/09                                       200             205
Nationwide Financial Services
   6.250% due 11/15/11                                    395             418
Nationwide Mutual Insurance Co.
   7.875% due 04/01/33 (A)                                867           1,030
Neiman-Marcus Group, Inc. (N)(A)
   10.375% due 10/15/15                                   705             680
News America Holdings
   7.750% due 12/01/45                                    290             327
   7.900% due 12/01/95                                    410             461
   8.250% due 10/17/96                                    135             159
News America, Inc.
   7.125% due 04/08/28                                     75              79
   6.750% due 01/09/38                                     65              68
Nextel Communications, Inc.
   Series E
   6.875% due 10/31/13                                    955             999
Nisource Finance Corp.
   4.393% due 11/23/09                                    370             371
   7.875% due 11/15/10                                    735             817
Norfolk Southern Corp.
   7.350% due 05/15/07                                    320             331
   7.050% due 05/01/37                                    280             327
   7.900% due 05/15/97                                    930           1,153
North Front Pass-Through Trust (A)
   5.810% due 12/15/24                                  1,700           1,682

                                                    Multistrategy Bond Fund  145

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Northrop Grumman Corp.
   4.079% due 11/16/06                                    155             154
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    285             382
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     55              56
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                    325             311
   4.200% due 03/01/11                                    795             757
   6.050% due 03/01/34                                    565             568
Panhandle Eastern Pipe Line
   Series B
   2.750% due 03/15/07                                    125             121
Pemex Project Funding Master Trust
   7.375% due 12/15/14                                    385             421
   8.625% due 02/01/22                                  1,165           1,392
   6.625% due 06/15/35 (A)                                205             197
Pepco Holdings, Inc.
   5.500% due 08/15/07                                    970             978
Platinum Underwriters Finance, Inc.
   Series B
   7.500% due 06/01/17                                    445             445
Popular North America Capital Trust I
   6.564% due 09/15/34                                    807             808
Progress Energy, Inc.
   7.100% due 03/01/11                                    720             770
   6.850% due 04/15/12                                     90              96
   7.000% due 10/30/31                                    620             657
Prudential Holdings LLC (A)
   Series FSA
   7.245% due 12/18/23                                    155             182
PSEG Energy Holdings LLC
   7.750% due 04/16/07                                  1,645           1,670
   8.625% due 02/15/08                                    230             239
Quest Diagnostics, Inc. (A)
   5.125% due 11/01/10                                    370             369
Qwest Capital Funding, Inc.
   7.000% due 08/03/09                                     65              64
   6.500% due 11/15/18                                     30              25
Qwest Corp.
   7.875% due 09/01/11                                    995           1,042
   7.625% due 06/15/15 (p)                              1,000           1,025
Qwest Services Corp.
   13.500% due 12/15/10                                   925           1,057
Rabobank Capital Funding II (f)(A)
   5.260% due 12/31/49                                    815             807
Raytheon Co.
   8.300% due 03/01/10                                    125             140
RBS Capital Trust I (f)
   5.512% due 09/29/49                                  1,550           1,524
Reckson Operating Partnership, LP
   5.150% due 01/15/11                                    310             304

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Residential Capital Corp.
   6.375% due 06/30/10 (A)                              1,150           1,168
   6.875% due 06/30/15                                  1,220           1,285
Safeway, Inc. (N)
   5.800% due 08/15/12                                    110             110
   7.250% due 02/01/31                                    265             272
SBC Communications, Inc.
   4.125% due 09/15/09                                    610             587
   5.100% due 09/15/14                                    635             613
   6.450% due 06/15/34                                     40              41
   6.150% due 09/15/34                                  1,177           1,150
SCANA Corp.
   4.020% due 03/01/08                                    881             881
Sealed Air Corp. (A)
   5.625% due 07/15/13                                    630             615
Sempra Energy
   4.621% due 05/17/07                                  1,347           1,340
   4.290% due 05/21/08                                    831             833
SESI LLC
   8.875% due 05/15/11                                    365             382
SLM Corp.
   4.000% due 01/15/10                                    540             520
Smurfit-Stone Container Enterprises, Inc.
   9.250% due 02/01/08                                    280             285
   9.750% due 02/01/11                                  1,190           1,190
Solar Capital Corp. (A)
   9.125% due 08/15/13                                    660             670
Southern California Edison Co.
   3.925% due 12/13/07                                    921             921
   7.625% due 01/15/10                                    260             283
   6.000% due 01/15/34                                    531             546
Southern Peru Copper Corp. (A)
   7.500% due 07/27/35                                  1,355           1,297
Sprint Capital Corp.
   6.375% due 05/01/09                                    265             275
   8.375% due 03/15/12                                  2,020           2,331
   6.875% due 11/15/28                                    775             826
   8.750% due 03/15/32                                  1,633           2,112
St. Paul Travelers Cos., Inc. (The)
   5.010% due 08/16/07                                  1,400           1,396
Starwood Hotels & Resorts Worldwide, Inc.
   7.375% due 05/01/07                                     65              67
TCI Communications, Inc.
   7.875% due 02/15/26                                    145             165
TECO Energy, Inc. (N)
   7.200% due 05/01/11                                    490             512

 146  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    990           1,198
   7.875% due 08/01/13                                  2,130           2,400
Temple-Inland, Inc.
   5.003% due 05/17/07                                    761             757
Tenaska Alabama Partners, LP (A)
   7.000% due 06/30/21                                    324             329
Tenet Healthcare Corp. (N)
   7.375% due 02/01/13                                    115             102
Tesoro Corp.
   8.000% due 04/15/08                                    725             754
Texas Eastern Transmission, LP
   7.000% due 07/15/32                                    180             205
Texas Genco LLC (A)
   6.875% due 12/15/14                                  1,320           1,412
Time Warner Entertainment Co., LP
   Series*
   8.375% due 03/15/23                                    426             501
Time Warner Telecom LLC
   9.750% due 07/15/08                                    635             645
Time Warner, Inc.
   6.750% due 04/15/11                                  2,435           2,572
Travelers Property Casualty Corp. (N)
   5.000% due 03/15/13                                    250             242
Trimas Corp.
   9.875% due 06/15/12                                    390             316
Twin Reefs Pass-Through Trust (f)(A)
   4.935% due 12/10/49                                    900             898
TXU Corp.
   Series O
   4.800% due 11/15/09                                    755             715
   Series P
   5.550% due 11/15/14                                  1,805           1,659
TXU Energy Co. LLC
   7.000% due 03/15/13                                    436             454
Tyson Foods, Inc.
   8.250% due 10/01/11                                    280             316
Union Pacific Corp.
   6.625% due 02/01/08                                    265             274
   6.650% due 01/15/11                                    145             154
   6.125% due 01/15/12                                    800             839
   Series MTNE
   6.790% due 11/09/07                                    110             114
Union Planters Corp.
   7.750% due 03/01/11                                    265             297
Valero Logistics Operations, LP
   6.050% due 03/15/13                                  1,067           1,097
Verizon
   6.500% due 09/15/11                                     70              72
Verizon Global Funding Corp.
   7.250% due 12/01/10                                  4,125           4,474
   4.900% due 09/15/15 (N)                                145             138
   5.850% due 09/15/35                                  1,150           1,076

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Visteon Corp.
   8.250% due 08/01/10                                  1,625           1,501
   7.000% due 03/10/14                                    695             591
Washington Mutual, Inc.
   8.250% due 04/01/10                                    560             624
WellPoint, Inc.
   3.750% due 12/14/07                                    735             718
   4.250% due 12/15/09                                    532             516
Wells Fargo & Co.
   4.625% due 08/09/10                                  1,455           1,434
   4.950% due 10/16/13                                    390             385
Williams Gas Pipelines (A)
   7.375% due 11/15/06                                    630             645
Willis Group NA
   5.125% due 07/15/10                                    580             574
   5.625% due 07/15/15                                    735             721
Wisconsin Electric Power
   3.500% due 12/01/07                                    145             141
Wyeth
   5.500% due 03/15/13                                    255             257
   5.500% due 02/01/14                                    105             106
Xlliac Global Funding (A)
   4.800% due 08/10/10                                    730             718
Yum! Brands, Inc.
   8.875% due 04/15/11                                    625             728
Zurich Capital Trust I (A)
   8.376% due 06/01/37                                  1,195           1,293
                                                                 ------------
                                                                      247,543
                                                                 ------------

International Debt - 4.9%
Abbey National PLC (N)(f)
   (Step Up, 7.570%, 06/15/08)
   6.700% due 06/29/49                                    775             804
Abitibi-Consolidated, Inc.
   6.950% due 12/15/06 (N)                                438             443
   8.550% due 08/01/10 (N)                                320             313
   8.850% due 08/01/30                                    935             781
Amvescap PLC
   4.500% due 12/15/09                                  1,137           1,110
Arlington Street CDO, Ltd. (A)
   Series 2000-1A Class A2
   7.660% due 06/10/12                                  1,772           1,808
AXA SA
   8.600% due 12/15/30                                    255             332
Banco Santander Chile (A)
   4.148% due 12/09/09                                    635             633

                                                    Multistrategy Bond Fund  147

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Batterson Park CBO I, Ltd.
   Series 1998-1A Class A4
   6.130% due 01/02/11                                     22              22
Biovail Corp.
   7.875% due 04/01/10                                    515             531
Bowater Canada Finance
   7.950% due 11/15/11                                    790             754
Brascan Corp.
   7.125% due 06/15/12                                    390             428
Brazilian Government International Bond
   9.760% due 06/29/09                                  1,100           1,281
   9.250% due 10/22/10                                    295             324
   11.000% due 01/11/12 (N)                               820             976
   10.500% due 07/14/14                                    35              41
   8.000% due 01/15/18                                  3,900           4,029
   8.875% due 10/14/19                                    100             105
   8.875% due 04/15/24                                  1,935           2,005
British Telecommunications PLC
   8.375% due 12/15/10                                    585             667
   8.875% due 12/15/30                                    580             758
Canadian Oil Sands, Ltd. (A)
   4.800% due 08/10/09                                    481             473
Catalyst Paper Corp.
   Series D
   8.625% due 06/15/11                                    665             642
Chile Government International Bond
   5.500% due 01/15/13                                  3,500           3,583
China Development Bank
   5.000% due 10/15/15                                    200             194
Conoco Funding Co.
   6.350% due 10/15/11                                  2,325           2,487
Corp Nacional del Cobre de Chile (A)
   5.625% due 09/21/35                                    695             660
Deutsche Telekom International Finance BV
   8.500% due 06/15/10                                     70              78
   8.750% due 06/15/30                                    875           1,085
Donohue Forest Products
   7.625% due 05/15/07                                    665             682
El Salvador Government International Bond
   7.650% due 06/15/35                                    780             772
EnCana Corp.
   6.500% due 08/15/34                                    195             214
Export-Import Bank of China (p)
   4.875% due 07/21/15                                  1,090           1,041
   4.875% due 07/21/15                                    200             191
Export-Import Bank of Korea
   4.250% due 11/27/07                                     90              89
   4.125% due 02/10/09 (A)                                540             524
FBG Finance, Ltd. (A)
   5.125% due 06/15/15                                    505             488

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
France Telecom SA
   7.750% due 03/01/11                                    715             796
   8.500% due 03/01/31                                    465             608
Hanarotelecom, Inc. (A)
   7.000% due 02/01/12                                    970             944
HBOS PLC (f)(p)
   5.920% due 09/29/49                                  1,000             985
   5.920% due 09/29/49                                    200             197
Intelsat, Ltd.
   6.500% due 11/01/13                                  1,040             764
Ispat Inland ULC
   9.750% due 04/01/14                                  1,894           2,140
Juniper CBO, Ltd. (A)
   Series 1999-1A Class A1
   6.830% due 04/15/11                                    461             466
Korea Development Bank
   4.250% due 11/13/07                                    140             138
Korea Electric Power Corp. (A)
   5.125% due 04/23/34                                    285             279
LG Electronics, Inc. (A)
   5.000% due 06/17/10                                    270             263
Mantis Reef, Ltd. (A)
   4.692% due 11/14/08                                    585             573
Mexico Government International Bond
   8.375% due 01/14/11                                    700             796
   6.375% due 01/16/13                                    260             272
   8.125% due 12/30/19                                  2,400           2,870
   8.000% due 09/24/22                                    400             476
   8.300% due 08/15/31 (N)                                555             680
Mizuho Financial Group Cayman, Ltd.
   5.790% due 04/15/14 (A)                              1,375           1,410
   Series REGS
   5.790% due 04/15/14                                    185             188
NAK Naftogaz Ukrainy
   8.125% due 09/30/09                                  1,300           1,355
Nationwide Building Society (A)
   4.250% due 02/01/10                                    670             650
Nexen, Inc.
   5.875% due 03/10/35                                    461             439
Nippon Life Insurance (A)
   4.875% due 08/09/10                                    935             916
Oil Insurance, Ltd. (A)
   5.150% due 08/15/33                                  1,633           1,610
Panama Government International Bond
   8.875% due 09/30/27                                    300             349
Petroleum Export, Ltd. (p)
   5.265% due 06/15/11                                    200             197

 148  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Petroleum Geo-Services ASA
   8.000% due 11/05/06                                    225             227
Platinum Underwriters Holdings, Ltd. (A)
   6.371% due 11/16/07                                    405             407
Poland Government International Bond
   (Step Up, 5.000%, 04/27/06)
   4.750% due 10/27/24                                    750             729
Province of Quebec
   5.000% due 07/17/09                                    265             267
Province of Quebec Canada
   6.125% due 01/22/11                                  3,040           3,213
Ras Laffan Liquefied Natural Gas Co., Ltd. (A)
   8.294% due 03/15/14                                    290             334
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (A)
   5.298% due 09/30/20                                    885             865
Ras Laffan LNG III (p)
   5.838% due 09/30/27                                  1,310           1,282
Resona Bank, Ltd. (f)(p)
   5.850% due 09/29/49                                  2,105           2,031
   5.850% due 09/29/49                                    300             290
Resona Preferred Global Securities Cayman, Ltd.
   (A)
   7.191% due 12/29/49                                  1,165           1,187
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                  2,350           2,701
Russia Government International Bond
   5.000% due 03/31/30 (A)                              1,960           2,176
   5.000% due 03/31/30                                  3,000           3,335
Salomon Brothers AG for OAO Siberian Oil Co.
   Series REGS
   10.750% due 01/15/09                                 1,790           2,011
Salomon Brothers AG for Tyumen Oil Co.
   Series REGS
   11.000% due 11/06/07                                   960           1,049
Santander Financial Issuances
   6.375% due 02/15/11                                    540             572
Sanwa Finance Aruba AEC (N)
   8.350% due 07/15/09                                    495             547
Sappi Papier Holding AG (A)
   6.750% due 06/15/12                                    240             238
Secunda International, Ltd.
   12.150% due 09/01/12                                   660             686
Shaw Communications, Inc.
   8.250% due 04/11/10                                    670             722
South Street CBO, Ltd.
   Series 1999-1A Class A1
   7.160% due 07/01/11                                    512             517
SovRisc (A)
   4.625% due 10/31/08                                    850             847

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Stora Enso OYJ
   7.375% due 05/15/11                                    255             274
Systems 2001 AT LLC (A)
   7.156% due 12/15/11                                    321             336
   6.664% due 09/15/13                                    395             419
Telecom Italia Capital SA
   4.000% due 01/15/10                                  5,626           5,348
   5.250% due 10/01/15                                    680             655
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                  1,238           1,211
TELUS Corp.
   8.000% due 06/01/11                                  2,410           2,710
Tengizchevroil Finance Co. (A)
   6.124% due 11/15/14                                    810             812
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                    220             238
Venezuela Government International Bond
   9.375% due 01/13/34                                    795             925
WPP Finance UK Corp.
   5.875% due 06/15/14                                    350             357
                                                                 ------------
                                                                       91,227
                                                                 ------------

Mortgage-Backed Securities - 39.7%
American Home Mortgage Investment Trust
   Series 2004-1 Class 1A (E)
   4.388% due 04/25/44                                  1,593           1,594
   Series 2004-4 Class 4A (E)
   4.390% due 02/25/45                                  1,232           1,207
Banc of America Commercial Mortgage, Inc.
   4.877% due 11/10/42                                  1,275           1,262
   Series 2004-3 Class A3
   4.875% due 06/10/39                                  2,170           2,151
   Series 2004-4 Class A3
   4.128% due 07/10/42                                  1,475           1,429
   Series 2004-5 Class A3
   4.561% due 11/10/41                                    550             532
   Series 2005-5 Class A4
   5.115% due 10/10/45                                  1,605           1,579
Banc of America Funding Corp.
   Series 2004-3 Class 2A2
   5.000% due 09/25/19                                    743             737
   Series 2005-D Class A1
   4.117% due 05/25/35                                  1,118           1,101

                                                    Multistrategy Bond Fund  149

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-F Class 1A2 (E)
   4.350% due 09/20/35                                    889             889
Banc of America Mortgage Securities
   Series 2005-9 Class 2A1
   4.750% due 10/25/20                                  1,451           1,416
   Series 2005-E Class 2A1
   4.990% due 06/25/35                                    710             702
   Series 2005-F Class 2A3
   4.736% due 07/25/35                                  1,397           1,376
   Series 2005-I Class 2A1 (E)
   4.894% due 10/25/35                                  1,731           1,712
Bank of America Alternative Loan Trust
   6.000% due 12/25/34                                    555             561
   Series 2003-10 Class 2A1
   6.000% due 12/25/33                                    729             732
   Series 2003-10 Class 2A2 (E)
   4.488% due 12/25/33                                  1,698           1,703
   Series 2004-10 Class 1CB1
   6.000% due 11/25/34                                    490             495
   Series 2004-2 Class 1A1
   6.000% due 03/25/34                                    496             498
   Series 2005-3 Class 2A1
   5.500% due 04/25/20                                    727             729
   Series 2005-5 Class 2CB1
   6.000% due 06/25/35                                    918             925
   Series 2005-6 Class 7A1
   5.500% due 07/25/20                                    962             963
   Series 2005-9 Class 5A1
   5.500% due 10/25/20                                  1,100           1,097
Bank of America Mortgage Securities
   Series 2003-D Class 1A2 (E)
   3.428% due 05/25/33                                     20              20
   Series 2003-I Class 2A4 (E)
   3.828% due 10/25/33                                    760             754
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                    133             134
   Series 2004-A Class 1A1 (E)
   3.477% due 02/25/34                                    300             298
   Series 2004-E Class 1A1 (E)
   3.523% due 06/25/34                                    669             659
   Series 2005-A Class 2A1
   4.470% due 02/25/35                                    574             564
   Series 2005-B Class 2A1
   4.402% due 03/25/35                                  1,095           1,073
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-8 Class 4A1
   4.699% due 01/25/34                                    787             765
   Series 2005-10 Class A1 (E)
   4.750% due 10/25/35                                  6,350           6,332
   Series 2005-7 Class 1A2 (E)
   4.750% due 08/25/35                                    502             491

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.431% due 05/25/35                                  2,101           2,110
Bear Stearns Commercial Mortgage Securities
   Series 2004-ESA Class E (A)
   5.064% due 05/14/16                                    825             825
   Series 2005-T20 Class A4A
   5.303% due 10/12/42                                    720             713
Citigroup Commercial Mortgage
   Trust (A)
   Series 2004-FL1 Class A1
   4.100% due 07/15/18                                    454             454
Citigroup/Deutsche Bank Commercial Mortgage
   Trust
   Series 2005-CD1 Class A4
   5.225% due 09/15/20                                  1,660           1,661
   Series 2005-CD1 Class AJ
   5.225% due 09/15/20                                    395             392
Commercial Mortgage Pass Through Certificates
   (A)
   Series 2001-J1A Class A2
   6.457% due 02/14/34                                    718             751
Countrywide Alternative Loan Trust
   Series 2004-28C Class 6A1
   6.000% due 01/25/35                                    813             819
   Series 2004-J7 Class 1A2
   4.673% due 08/25/34                                    710             707
   Series 2005-59 Class 1A2B (E)
   4.101% due 11/20/35                                  1,698           1,697
   Series 2005-63 Class 3A1
   5.915% due 11/25/35                                  1,600           1,618
Countrywide Home Loan Mortgage Pass Through
   Trust
   Series 2005-9 Class M6
   5.188% due 05/25/35                                    719             705
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2003-29 Class 5A1
   7.000% due 12/25/33                                    304             311
   Series 2004-1 Class 3A1
   7.000% due 02/25/34                                    109             111
   Series 2004-C1 Class A3
   4.321% due 01/15/37                                  1,895           1,819
Crown Castle Towers LLC (A)
   5.074% due 06/15/35                                    460             448
Deutsche ALT-A Securities, Inc. Alternate Loan
   Trust
   Series 2003-3 Class 2A3
   4.500% due 10/25/33                                    157             157

 150  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Deutsche Mortgage Securities, Inc.
   Series 2004-4 Class 1A2
   4.010% due 04/25/34                                     23              23
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                  1,767           1,811
Downey Savings & Loan Association Mortgage Loan
   Trust
   Series 2004-AR3 Class 1A1B
   5.206% due 07/19/44                                  1,322           1,340
Fannie Mae
   15 Year TBA (I)
   4.500%                                              32,570          31,484
   5.000%                                              27,150          26,774
   5.500%                                               1,165           1,173
   30 Year TBA (I)
   4.500%                                               5,720           5,343
   5.000%                                              47,445          45,651
   5.500%                                              38,240          37,714
   6.000%                                              10,005          10,186
   6.500%                                                 920             944
   7.000%                                              43,800          45,785
   5.500% due 2016                                        128             130
   6.000% due 2016                                      1,485           1,519
   11.000% due 2016                                       143             159
   5.000% due 2017                                        967             955
   5.500% due 2017                                        608             610
   6.000% due 2017                                        989           1,012
   6.500% due 2017                                        468             483
   5.000% due 2018                                     18,409          18,172
   5.000% due 2019                                      3,774           3,724
   4.500% due 2020                                        935             904
   5.000% due 2020                                     10,298          10,164
   5.500% due 2020                                        789             795
   7.500% due 2024                                         19              20
   5.500% due 2025                                      1,299           1,290
   5.258% due 2026                                        392             401
   7.000% due 2026                                         46              48
   9.000% due 2026                                         71              77
   7.500% due 2027                                         18              19
   6.500% due 2028                                          4               4
   5.500% due 2029                                      2,142           2,118
   7.500% due 2029                                        136             146
   7.500% due 2030                                        636             669
   8.000% due 2030                                        595             634
   8.500% due 2030                                      1,290           1,402
   9.500% due 2030                                        140             155
   7.000% due 2031                                        401             419
   7.500% due 2031                                        712             753
   8.000% due 2031                                      1,007           1,074
   8.500% due 2031                                        816             887
   6.000% due 2032                                      3,867           3,906
   6.500% due 2032                                      1,387           1,428
   7.000% due 2032                                      1,861           1,943
   7.500% due 2032                                        476             503

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   8.000% due 2032                                          6               6
   8.500% due 2032                                         92             100
   5.000% due 2033                                      4,942           4,781
   5.500% due 2033                                      4,015           3,968
   6.000% due 2033                                         37              37
   6.500% due 2033                                        771             792
   5.000% due 2034                                      3,072           2,973
   5.500% due 2034                                     52,077          51,434
   6.000% due 2034                                      3,147           3,175
   6.500% due 2034                                        198             207
   7.500% due 2034                                        536             566
   4.210% due 2035 (E)                                  5,287           5,214
   4.665% due 2035 (E)                                  4,572           4,546
   4.841% due 2035 (E)                                  5,389           5,329
   5.000% due 2035                                     20,218          19,465
   5.500% due 2035                                     86,156          85,032
   6.000% due 2035                                      8,873           8,952
   6.500% due 2035                                      4,764           4,890
   7.000% due 2035                                        640             670
   4.265% due 2040                                      1,061           1,074
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                    866             876
   Series 1996-46 Class ZA
   7.500% due 11/25/26                                    353             373
   Series 1997-281 Class 2
   Interest Only STRIP
   9.000% due 11/01/26                                     66              17
   Series 1997-68 Class SC
   Interest Only STRIP
   4.500% due 05/18/27                                    170              17
   Series 2000-306 Class IO
   Interest Only STRIP
   8.000% due 05/01/30                                     75              18
   Series 2001-317 Class 2
   Interest Only STRIP
   8.000% due 08/01/31                                    156              34
   Series 2001-4 Class SA
   Interest Only STRIP
   3.580% due 02/17/31                                    308              18
   Series 2002-320 Class 2
   Interest Only STRIP
   7.000% due 03/01/32                                     47              11
   Series 2002-50 Class SC
   Interest Only STRIP
   4.063% due 12/25/29                                     68               2
   Series 2003-122 Class AJ
   4.500% due 02/25/28                                    574             563

                                                    Multistrategy Bond Fund  151

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-16 Class NI
   Interest Only STRIP
   5.000% due 02/25/15                                    943              53
   Series 2003-25 Class IK
   Interest Only STRIP
   7.000% due 04/25/33                                    543             115
   Series 2003-32 Class UI
   Interest Only STRIP
   6.000% due 05/25/33                                    558             125
   Series 2003-33 Class IA
   Interest Only STRIP
   6.500% due 05/25/33                                  2,781             602
   Series 2003-35 Class IU
   Interest Only STRIP
   6.000% due 05/25/33                                    645             143
   Series 2003-35 Class UI
   Interest Only STRIP
   6.500% due 05/25/33                                    673             151
   Series 2003-64 Class JI
   Interest Only STRIP
   6.000% due 07/25/33                                    642             143
   Series 2003-82 Class WI
   Interest Only STRIP
   6.000% due 08/25/32                                    122              14
   Series 2004-27 Class JC
   5.000% due 05/25/34                                     92              90
Fannie Mae Grantor Trust
   Series 1999-T2 Class A1
   7.500% due 01/19/39                                     58              60
   Series 2001-T8 Class A2
   9.500% due 07/25/41                                    329             358
   Series 2004-T4 Class A2
   3.930% due 02/25/20                                    573             571
   Series 2004-T4 Class A3
   4.420% due 08/25/24                                    610             605
   Series 2005-T2 Class 1A1
   3.712% due 11/28/35                                    376             376
Fannie Mae Whole Loan
   Series 2003-W14 Class 1A5
   4.710% due 09/25/43                                     39              39
   Series 2003-W17 Class 1A6
   5.310% due 08/25/33                                  5,400           5,261
   Series 2003-W18 Class 1A5
   4.610% due 08/25/43                                    590             584
   Series 2004-W11 Class 1A2
   6.500% due 05/25/44                                    912             934
   Series 2004-W9 Class 2A1
   6.500% due 02/25/44                                    478             490
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2003-58 Class 1A2
   3.108% due 05/25/35                                    179             177
   Series 2003-58 Class 2A
   6.500% due 09/25/43                                    437             447

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-H01 Class A1
   2.614% due 07/15/11                                  1,768           1,752
Federal National Mortgage Association
   Series 2003-82 Class IA
   Interest Only STRIP
   6.000% due 08/25/32                                    747             116
First Horizon Alternative Mortgage Securities
   Series 2004-FA1 Class 1A1
   6.250% due 10/25/34                                  1,469           1,488
First Horizon Asset Securities, Inc.
   Series 2003-5 Class 1A17
   8.000% due 07/25/33                                    159             167
   Series 2004-AR5 Class 4A1 (E)
   5.698% due 10/25/34                                    543             533
   Series 2004-AR7 Class 1A1 (E)
   4.473% due 02/25/35                                    691             692
First Union-Lehman Brothers-Bank of America
   Series 1998-C2 Class A2
   6.560% due 11/18/35                                     18              19
Freddie Mac
   15 Year TBA (I)
   5.000%                                               2,475           2,441
   30 Year TBA (I)
   5.000%                                              18,360          17,660
   5.500%                                              21,025          20,749
   6.000%                                               1,950           1,969
   12.000% due 2013                                        15              16
   12.000% due 2014                                        19              21
   11.000% due 2015                                        20              21
   6.000% due 2016                                        182             186
   10.000% due 2016                                        58              64
   12.000% due 2016                                         8               8
   5.000% due 2018                                        320             316
   5.500% due 2019                                      2,011           2,023
   11.000% due 2020                                       274             295
   10.500% due 2021                                        44              49
   5.500% due 2024                                      2,923           2,905
   8.500% due 2025                                         55              60
   7.500% due 2029                                        127             134
   5.638% due 2030                                         13              13
   6.500% due 2030                                          8               8
   7.500% due 2030                                        395             417
   8.000% due 2030                                         81              87
   8.000% due 2030                                        108             113
   8.500% due 2030                                        388             421
   7.000% due 2031                                        438             458
   7.500% due 2031                                        324             342
   8.000% due 2031                                        423             451

 152  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   7.500% due 2032                                        203             214
   5.000% due 2033                                      1,347           1,301
   6.500% due 2033                                        482             494
   3.733% due 2034 (E)                                    522             524
   4.911% due 2034 (E)                                  4,093           4,045
   6.000% due 2034                                      1,366           1,380
   4.820% due 2035 (E)                                  3,600           3,576
   4.876% due 2035 (E)                                  5,500           5,438
   Series 1991-103 Class Z
   9.000% due 02/15/21                                     90              90
   Series 1994-173 Class Z
   7.000% due 05/15/24                                    457             478
   Series 1999-212 Class SG
   Interest Only STRIP
   3.000% due 06/17/27                                  2,692             128
   Series 2000-224 Class SC
   Interest Only STRIP
   3.530% due 08/15/30                                    105               4
   Series 2000-226 Class F
   4.420% due 11/15/30                                    149             150
   Series 2001-232 Class ZQ
   6.500% due 06/15/31                                  1,752           1,831
   Series 2002-246 Class SJ
   Interest Only STRIP
   4.030% due 03/15/32                                    390              33
   Series 2003-255 Class QX
   4.750% due 06/15/27                                    640             637
   Series 2003-256 Class IM
   Interest Only STRIP
   5.000% due 09/15/14                                  1,081              64
   Series 2003-259 Class IQ
   Interest Only STRIP
   5.000% due 06/15/17                                  1,918             259
   Series 2003-261 Class DI
   Interest Only STRIP
   5.500% due 05/15/27                                  1,581              70
   Series 2003-263 Class YH
   3.500% due 08/15/22                                  3,310           3,283
   Series 2003-264 Class IM
   Interest Only STRIP
   7.000% due 07/15/33                                    628             146
   Series 2003-266 Class MA
   4.500% due 10/15/31                                  1,057           1,040
   Series 2004-287 Class GC
   5.000% due 11/15/29                                    520             508
   Series 2004-288 Class OE
   5.000% due 01/15/30                                    835             823
   Series 2004-289 Class PC
   5.000% due 07/15/30                                  1,060           1,036
   Series 2004-290 Class LC
   5.500% due 12/15/17                                    770             777
   Series 2005-291 Class KP
   5.000% due 11/15/29                                  1,155           1,130

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                  1,279             221
   Series 2005-293 Class PC
   5.000% due 09/15/30                                  1,035           1,010
   Series 2005-302 Class MB
   5.000% due 12/15/28                                    640             631
   Series 2005-303 Class AQ
   4.500% due 10/15/22                                  5,509           5,476
   Series 2005-R00 Class AE
   4.375% due 04/15/15                                    973             951
Freddie Mac Gold
   15 Year TBA (I)
   5.500%                                               2,275           2,289
   5.500% due 2009                                         21              22
   5.500% due 2014                                      1,670           1,683
   5.500% due 2018                                      3,869           3,895
   5.500% due 2019                                      2,512           2,528
   5.500% due 2020                                      5,086           5,119
   7.000% due 2027                                        320             335
   8.500% due 2027                                        282             307
   7.500% due 2028                                         75              80
   7.000% due 2031                                        223             232
   8.000% due 2031                                         14              15
   7.000% due 2032                                        402             420
   5.000% due 2033                                      1,014             989
   7.000% due 2033                                        108             113
   7.500% due 2033                                        162             172
   Series 1998-191 Class IO
   Interest Only STRIP
   8.000% due 01/01/28                                     54              12
   Series 1998-194 Class IO
   Interest Only STRIP
   6.500% due 04/01/28                                    322              68
   Series 2001-212 Class IO
   Interest Only STRIP
   6.000% due 05/01/31                                    511             115
   Series 2001-215 Class IO
   Interest Only STRIP
   8.000% due 06/01/31                                    254              58
GE Capital Commercial Mortgage Corp.
   Series 2002-1A Class A3
   6.269% due 12/10/35                                    710             749
   Series 2005-C2 Class A2
   4.706% due 05/10/43                                  1,365           1,343
   Series 2005-C3 Class A3FX
   4.863% due 07/10/45                                     20              20

                                                    Multistrategy Bond Fund  153

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ginnie Mae I
   30 Year TBA (I)
   6.500%                                                 855             887
   11.000% due 2010                                        48              53
   11.500% due 2010                                         9               9
   11.000% due 2013                                        13              14
   10.500% due 2015                                        58              65
   11.000% due 2015                                        10              11
   10.500% due 2016                                       113             126
   10.500% due 2021                                        88             101
   10.000% due 2022                                        94             104
   9.500% due 2023                                        386             426
   10.000% due 2025                                       115             128
   7.500% due 2031                                         93              98
Ginnie Mae II
   3.750% due 2023                                         30              31
   4.125% due 2023                                         49              49
   4.375% due 2023                                        163             163
   3.750% due 2024                                        212             215
   4.125% due 2024                                        222             224
   3.750% due 2025                                         14              14
   4.125% due 2025                                         20              20
   4.375% due 2025                                        463             466
   4.125% due 2026                                        105             106
   8.500% due 2026                                         78              84
   3.750% due 2027                                        252             256
   4.375% due 2027                                        171             172
   4.125% due 2029                                        731             737
Global Signal Trust (A)
   Series 2004-2A Class A
   4.232% due 12/15/14                                    655             632
GMAC Commercial Mortgage Securities, Inc.
   Series 1998-C2 Class A2
   6.420% due 05/15/35                                    763             787
Government National Mortgage Association
   Series 1999-27 Class SE
   Interest Only STRIP
   4.630% due 08/16/29                                    164              15
   Series 1999-44 Class SA
   Interest Only STRIP
   4.580% due 12/16/29                                    292              25
   Series 2001-46 Class SA
   Interest Only STRIP
   3.610% due 09/16/31                                     72               4
   Series 2002-62 Class B
   4.763% due 01/16/25                                    325             322
   Series 2003-5 Class B
   4.486% due 10/16/25                                    795             776
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                  1,575           1,578

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                  2,155           2,166
   Series 2005-GG5 Class A5
   5.224% due 04/10/37                                    705             709
GSMPS Mortgage Loan Trust (A)
   Series 1998-3 Class A
   7.750% due 09/19/27                                    213             224
   Series 1999-3 Class A
   8.000% due 08/19/29                                    397             420
   Series 2005-RP1 Class 1A3
   8.000% due 01/25/35                                    633             672
   Series 2005-RP1 Class 1A4
   8.500% due 01/25/35                                    377             408
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.412% due 06/25/34                                  2,137           2,091
   Series 2005-AR6 Class 2A1 (E)
   4.541% due 09/25/35                                  5,293           5,199
Harborview Mortgage Loan Trust (E)
   Series 2005-10 Class 2A1B
   4.377% due 11/19/35                                  1,497           1,500
   Series 2005-5 Class 2A1B
   4.287% due 07/19/45                                  1,060           1,060
Impac CMB Trust
   Series 2004-3 Class 1A
   4.288% due 06/25/34                                    887             888
Impac Secured Assets CMN Owner Trust
   Series 2004-3 Class 1A1
   4.238% due 11/25/34                                    285             285
Indymac Index Mortgage Loan Trust
   5.910% due 02/15/35                                  1,170           1,182
IndyMac Index Mortgage Loan Trust
   Series 2004-AR4 Class 1A
   4.669% due 08/25/34                                  1,451           1,449
   Series 2005-AR2 Class 1A21
   5.910% due 12/25/35                                  1,170           1,182
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C1 Class A3
   5.376% due 07/12/37                                  1,155           1,167
   Series 2003-C1 Class A2
   4.985% due 01/12/37                                  1,301           1,284
   Series 2004-FL1 Class A1 (E)(A)
   4.140% due 04/16/19                                  1,029           1,029
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                  1,880           1,825

 154  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-CB1 Class A4
   5.335% due 08/12/37                                  1,670           1,670
JP Morgan Mortgage Trust
   Series 2005-A6 Class 1A2
   5.158% due 09/25/35                                  1,470           1,449
LB-UBS Commercial Mortgage Trust
   Series 2004-C4 Class A3
   4.985% due 06/15/29                                  3,135           3,140
   Series 2005-C5 Class A2
   4.885% due 09/15/30                                  1,315           1,303
Mastr Alternative Loans Trust
   Series 2003-9 Class 1A1
   5.500% due 12/25/18                                    535             536
   Series 2003-6 Class 3A1
   8.000% due 09/25/33                                    196             200
   Series 2005-3 Class 7A1
   6.000% due 04/25/35                                    998           1,005
Mastr Reperforming Loan Trust (A)
   Series 2005-2 Class 1A4
   8.000% due 05/25/35                                  1,412           1,499
   Series 2005-1 Class 1A5
   8.000% due 08/25/34                                    895             949
Mastr Specialized Loan Trust (A)
   5.150% due 07/25/35                                    792             784
Mellon Residential Funding Corp.
   Series 2000-TBC Class A1
   4.210% due 06/15/30                                  1,413           1,409
Merrill Lynch Mortgage Investors, Inc. (E)
   Series 2005-A6 Class 2A1
   4.158% due 08/25/35                                  2,049           2,049
Merrill Lynch Mortgage Trust
   4.351% due 11/15/10                                    180             178
   4.330% due 11/25/10                                    185             183
   Series 2002-MW1 Class J (A)
   5.695% due 07/12/34                                    365             348
   Series 2004-BPC Class A3
   4.467% due 10/12/41                                    365             351
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                  1,835           1,794
   Series 2005-CIP Class A2
   4.960% due 07/12/38                                  1,615           1,602
   Series 2005-CIP Class B
   5.101% due 07/12/38                                    400             393
Morgan Stanley Capital I
   Series 2005-HQ6 Class A2A
   4.882% due 08/13/42                                    595             587
Nationslink Funding Corp.
   Series 1999-SL Class A4
   6.654% due 11/10/30                                    244             245
Nomura Asset Acceptance Corp.
   Series 2004-AP2 Class A2
   4.099% due 07/25/34                                    284             284
   Series 2005-WF1 Class 2A2
   4.786% due 03/25/35                                  1,285           1,266

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Prime Mortgage Trust
   Series 2004-2 Class A2
   4.750% due 11/25/19                                  1,188           1,171
   Series 2004-CL1 Class 1A1
   6.000% due 02/25/34                                    337             336
   Series 2004-CL1 Class 1A2
   4.438% due 02/25/34                                    243             243
   Series 2004-CL1 Class 2A2
   4.438% due 02/25/19                                     70              70
Residential Accredit Loans, Inc.
   Series 2005-QA8 Class NB3
   5.527% due 07/25/35                                  1,924           1,921
Residential Asset Mortgage Products, Inc.
   Series 2004-SL1 Class A3
   7.000% due 11/25/31                                    375             384
   Series 2004-SL4 Class A3
   6.500% due 07/25/32                                    588             598
   Series 2005-SL1 Class A2
   6.000% due 05/25/32                                    959             976
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   4.488% due 02/25/34                                  3,045           3,051
Residential Funding Mortgage
   Sec I (E)
   Series 2003-S5 Class 1A2
   4.488% due 11/25/18                                  1,475           1,482
SACO I, Inc. (E)(p)
   Series 2004-2 Class A2
   4.228% due 07/25/19                                    469             469
Small Business Administration Participation
   Certificates
   5.520% due 06/01/24                                    380             388
Structured Adjustable Rate Mortgage Loan Trust
   Series 2004-18 Class 5A
   5.500% due 12/25/34                                    552             550
Structured Asset Securities Corp.
   Series 2002-22H Class 1A
   6.994% due 11/25/32                                    140             142
   Series 2004-12H Class 1A
   6.000% due 05/25/34                                    586             586
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                  3,410           3,340

                                                    Multistrategy Bond Fund  155

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Thornburg Mortgage Securities Trust (E)
   Series 2004-2 Class A2
   4.188% due 06/25/44                                    167             167
   Series 2005-3 Class 1A1
   4.268% due 10/25/35                                  1,395           1,396
Wachovia Bank Commercial Mortgage Trust
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                  3,330           3,243
Washington Mutual Alternative Mortgage
   Pass-Through Certs
   Series 2005-9 Class 3CB
   5.500% due 10/25/20                                    790             797
Washington Mutual (E)
   Series 2002-AR9 Class 1A
   4.265% due 08/25/42                                  1,287           1,282
   Series 2005-AR1 Class A1B1
   4.421% due 12/25/45                                  1,600           1,600
Washington Mutual, Inc.
   Series 2003-AR4 Class A7 (E)
   3.950% due 05/25/33                                    150             147
   Series 2003-AR9 Class 1A7
   4.056% due 09/25/33                                    980             962
   Series 2004-AR1 Class A2C
   4.135% due 07/25/44                                    291             291
   Series 2004-AR1 Class A3
   4.135% due 10/25/44                                    703             708
   Series 2004-CB3 Class 4A
   6.000% due 10/25/19                                    936             950
   Series 2005-AR1 Class 1A1
   4.845% due 10/25/35                                  2,121           2,105
   Series 2005-AR1 Class 1B14
   4.421% due 12/25/45                                  1,600           1,600
   Series 2005-AR1 Class A1A1 (E)
   4.328% due 10/25/45                                    700             700
   Series 2005-AR1 Class A1B1 (E)
   4.328% due 08/25/45                                  1,266           1,266
   4.298% due 10/25/45                                  2,125           2,125
   Series 2005-AR3 Class A1
   4.651% due 03/25/35                                    908             893
   Series 2005-AR6 Class B3
   4.698% due 04/25/45                                  1,370           1,369
Washington Mutual, Inc.l
   Series 2004-CB3 Class 1A
   6.000% due 10/25/34                                    411             414
Wells Fargo Mortgage Backed Securities Trust
   Series 2004-DD Class 2A3
   4.528% due 01/25/35                                    840             825
   Series 2004-I Class 1A1
   3.385% due 07/25/34                                  1,126           1,123
   Series 2004-T Class A1
   3.453% due 09/25/34                                  1,042           1,035

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-AR1 Class 2A1
   4.947% due 10/25/35                                    654             650
                                                                 ------------
                                                                      745,330
                                                                 ------------

Municipal Bonds - 1.0%
California State University Revenue Bonds,
   weekly demand
   5.000% due 11/01/30                                    435             449
City of Forsyth Montana Revenue Bonds, annual
   demand
   5.200% due 05/01/33                                    220             228
City of New York New York General Obligation
   Unlimited, weekly demand
   5.000% due 03/01/30                                    300             305
Colorado Department of Transportation Revenue
   Bonds (u)
   5.000% due 12/15/13                                  1,570           1,694
County of Clark Nevada General Obligation
   Limited, weekly demand (u)
   5.000% due 06/01/32                                    100             102
Golden State Tobacco Securitization Corp.
   Revenue Bonds, weekly demand
   5.625% due 06/01/38                                    415             463
Liberty Development Corp. Revenue Bonds
   5.250% due 10/01/35                                    200             219
Massachusetts School Building Authority Revenue
   Bonds, weekly demand
   5.000% due 08/15/30                                    955             986
New Jersey Economic Development Authority
   Revenue Bonds, weekly demand
   5.750% due 06/15/34                                    745             779
New York State Environmental Facilities Corp.
   Revenue Bonds, weekly demand
   5.000% due 06/15/33                                    300             309
New York State Urban Development Corp. Revenue
   Bonds, weekly demand
   5.250% due 03/15/34                                    540             572
Sales Tax Asset Receivables Corp. Revenue Bonds,
   weekly demand (u)
   5.250% due 10/15/27                                    690             738

 156  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
State of California General Obligation Unlimited
   5.250% due 07/01/13                                    590             646
   5.000% due 02/01/33                                    370             377
State of Illinois General Obligation Unlimited
   5.100% due 06/01/33                                    480             460
State of Oregon General Obligation Unlimited
   5.892% due 06/01/27                                    555             588
State of Texas General Obligation Unlimited,
   weekly demand
   4.750% due 04/01/35                                    700             702
Tobacco Settlement Financing Corp. Revenue
   Bonds, weekly demand
   5.750% due 06/01/32                                  2,575           2,671
University of Illinois Revenue Bonds, weekly
   demand
   5.000% due 04/01/29                                  4,700           4,842
West Virginia Economic Development Authority
   Revenue Bonds
   5.370% due 07/01/20 (u)                                200             201
   6.070% due 07/01/26                                    655             681
                                                                 ------------
                                                                       18,012
                                                                 ------------

Non-US Bonds - 1.1%
Brazilian Government International Bond(N)
   12.500% due 01/05/16                            BRL  1,445           1,355
Canada Housing Trust No. 1
   3.750% due 03/15/10                             CAD  1,713           1,440
Canadian Government Bond
   3.000% due 12/01/36                             CAD    209             231
Deutsche Bundesrepublik
   5.000% due 07/04/11                             EUR  1,465           1,932
General Motors Corp.
   7.250% due 07/03/13                             EUR    310             288
Poland Government Bond
   5.750% due 03/24/10                             PLN  4,437           1,368
   6.250% due 10/24/15                             PLN  6,431           2,085
Province of Ontario
   4.500% due 03/08/15                             CAD    850             727
Province of Quebec Canada
   5.000% due 12/01/15                             CAD  1,234           1,085
Russia Paris Club Participant (A)
   1.975% due 08/20/20                            JPY  56,548             487
Sweden Government Bond
   4.000% due 12/01/09                             SEK  6,855             900
   4.500% due 08/12/15                             SEK  3,480             480
   5.000% due 12/01/20                             SEK  2,005             298

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United Kingdom Gilt
   5.750% due 12/07/09                             GBP  2,800           5,218
   8.000% due 09/27/13                             GBP    830           1,826
   8.000% due 06/07/21                             GBP    723           1,806
                                                                 ------------
                                                                       21,526
                                                                 ------------

Registered Investment Company Funds - 0.0%
Pacific Investment Management Co. Series High
   Yield Portfolio Institutional                       20,319             167
                                                                 ------------

United States Government Agencies - 1.2%
Fannie Mae
   3.875% due 02/15/10                                  3,405           3,294
   4.375% due 03/15/13                                  1,270           1,230
   Zero coupon due 10/09/19                               455             212
Financing Corp.
   Principal Only STRIP
   Zero coupon due 05/11/16                               400             235
   Zero coupon due 06/06/16                             1,185             694
   Zero coupon due 12/27/16                             1,410             801
   Zero coupon due 10/06/17                             2,385           1,315
   Zero coupon due 11/30/17                             2,600           1,421
   Zero coupon due 08/03/18                             2,355           1,240
   Zero coupon due 11/02/18                             2,485           1,291
   Zero coupon due 12/06/18                               385             199
   Zero coupon due 04/05/19                             1,445             732
   Zero coupon due 09/26/19                             1,810             893
Freddie Mac
   4.000% due 08/17/07 (N)                              2,510           2,484
   2.750% due 03/15/08                                  1,060           1,016
   4.000% due 12/15/09                                  3,445           3,351
   5.125% due 11/07/13                                  1,700           1,700
Residual Funding
   Principal Only STRIP
   Zero coupon due 10/15/20                               400             189
                                                                 ------------
                                                                       22,297
                                                                 ------------

United States Government Treasuries - 18.8%
United States Treasury Bonds
   Principal Only STRIP
   Zero coupon due 02/15/25 (N)                         7,750           3,035
   Zero coupon due 02/15/27                             7,750           2,777
United States Treasury Inflation Indexed Bonds
   0.875% due 04/15/10                                  1,135           1,091
   3.000% due 07/15/12 (N)                              4,134           4,420
   2.000% due 07/15/14 (N)                             20,934          20,989
   1.875% due 07/15/15                                  1,373           1,359
   2.375% due 01/15/25 (N)                              2,813           2,927
   3.625% due 04/15/28                                    364             463

                                                    Multistrategy Bond Fund  157

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United States Treasury Notes
   3.500% due 11/15/06 (N)                             23,400          23,197
   3.000% due 12/31/06                                 15,770          15,521
   3.750% due 03/31/07                                  4,435           4,396
   3.125% due 05/15/07                                 21,250          20,854
   4.375% due 05/15/07 (N)                             12,590          12,589
   3.625% due 06/30/07                                 44,150          43,603
   3.875% due 07/31/07 (N)                                485             481
   4.125% due 08/15/08                                    600             596
   3.500% due 02/15/10 (N)                                200             192
   3.875% due 05/15/10                                 27,850          27,169
   3.625% due 06/15/10                                  1,170           1,129
   4.125% due 08/15/10 (N)                              3,755           3,698
   3.875% due 09/15/10                                  5,100           4,966
   5.000% due 08/15/11 (N)                              1,000           1,026
   3.875% due 02/15/13 (N)                             13,350          12,815
   4.250% due 08/15/13 (N)                             11,855          11,626
   Principal Only STRIP
   Zero coupon due 11/15/13 (N)                         5,060           3,502
   4.750% due 05/15/14 (N)                             22,157          22,434
   4.250% due 08/15/15 (N)                              7,220           7,045
   8.750% due 05/15/17 (N)                              4,710           6,396
   8.125% due 08/15/19 (N)                             13,425          17,928
   7.875% due 02/15/21                                  2,200           2,925
   8.125% due 08/15/21                                  1,275           1,737
   6.250% due 08/15/23                                  6,700           7,819
   7.625% due 02/15/25 (N)                              2,500           3,368
   6.000% due 02/15/26 (N)                             22,325          25,665
   6.625% due 02/15/27                                  1,400           1,732
   6.375% due 08/15/27                                  7,675           9,265
   6.125% due 08/15/29 (N)                             10,950          12,979
   5.375% due 02/15/31 (N)                              9,610          10,481
                                                                 ------------
                                                                      354,195
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $1,639,486)                                                   1,629,562
                                                                 ------------

PREFERRED STOCKS - 0.1%
Financial Services - 0.1%
DG Funding Trust (A)                                      191           2,047
                                                                 ------------

Producer Durables - 0.0%
Nexen, Inc.                                            12,590             323
                                                                 ------------
TOTAL PREFERRED STOCKS
(cost $2,325)                                                           2,370
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WARRANTS & RIGHTS - 0.0%
Consumer Discretionary - 0.0%
Travelcenters of America, Inc.
   2009 Warrants (AE)                                      30              --
                                                                 ------------

Materials and Processing - 0.0%
Solutia, Inc.
   2009 Warrants (AE)(A)                                  850              --
                                                                 ------------

Miscellaneous - 0.0%
Mexico Government International Bond Value
   Recovery Rights (AE)
   Series D                                         5,887,000             122
   Series E                                         3,950,000             101
                                                                 ------------
                                                                          223
                                                                 ------------

Utilities - 0.0%
GT Group Telecom, Inc.
   2010 Warrants (AE)(A)                                  676              --
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $183)                                                               223
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Eurodollar Futures
   Dec 2006 93.75 Put (140)                            32,813               1
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Apr 2006 0.00 Call (1)                               6,000               7
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.250% (Fund Receives)
   Oct 2006 0.00 Call (2)                              16,000              23
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Oct 2006 0.00 Call (4)                              45,900             115
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $284)                                                               146
                                                                 ------------


 158  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 27.8%
Barclays US Funding, LLC (c)(z)
   3.710% due 11/16/05                                    200             200
   3.745% due 11/22/05                                    500             499
   3.655% due 11/28/05                                 13,100          13,064
   3.765% due 12/12/05                                  2,700           2,688
BNP Paribas (c)(z)
   3.680% due 12/02/05                                  1,000             997
Brazilian Government International Bond
   5.188% due 04/15/06                                      8               8
Capital Auto Receivables Asset Trust (A)
   Series 2005-1 Class A1
   3.980% due 06/15/06                                     11              11
Caremark Rx, Inc.
   7.375% due 10/01/06                                  1,202           1,225
Citibank New York Commercial Paper
   3.970% due 12/29/05                                 14,000          14,000
CSX Corp.
   4.010% due 08/03/06                                    282             283
Danske Corp. Discount Notes (c)(z)
   3.605% due 11/04/05                                  1,400           1,400
   3.680% due 11/14/05                                    600             599
   3.755% due 12/15/05                                 13,700          13,637
   3.780% due 12/23/05                                    600             597
Delta Air Lines, Inc.
   Series 00-1
   7.779% due 11/18/05                                      1               1
DNB Nor Bank ASA (c)(z)
   3.680% due 11/14/05                                 14,300          14,281
   3.780% due 12/22/05                                  2,000           1,989
Duke Capital Corp.
   4.302% due 05/18/06                                    320             319
Fannie Mae
   3.799% due 09/22/06                                  2,000           1,999
Ford Motor Credit Co.
   6.875% due 02/01/06                                    100             100
France Telecom SA
   7.200% due 03/01/06                                  1,420           1,432
Frank Russell Investment Company Money Market
   Fund                                           304,166,000         304,166
Freddie Mac Discount Notes (c)(z)
   3.310% due 11/01/05                                  3,300           3,300
   3.579% due 12/12/05 (N)                             14,800          14,738
   3.635% due 12/12/05                                 14,800          14,738
General Electric Capital Corp. Discount Notes
   (c)(z)
   3.620% due 11/02/05                                  3,100           3,100
General Motors Acceptance Corp.
   6.125% due 09/15/06                                  2,100           2,094

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GTE Hawaiian Telephone Co.
   Series A
   7.000% due 02/01/06                                    630             630
   Series B
   7.375% due 09/01/06                                    200             201
Hartford Financial Services Group, Inc.
   2.375% due 06/01/06                                     40              39
ITT Corp.
   6.750% due 11/15/05                                  2,000           2,000
Kerr-McGee Corp.
   5.875% due 09/15/06                                     45              45
Liberty Media Corp. (E)
   5.370% due 09/17/06                                    758             763
Midland Funding II
   Series B
   13.250% due 07/23/06                                   517             542
Monongahela Power Co.
   5.000% due 10/01/06                                    630             630
Nisource Finance Corp.
   7.625% due 11/15/05                                    315             315
Power Contract Financing LLC (A)
   5.200% due 02/01/06                                    272             272
Preliminary AM
   5.500% due 11/30/05                                  1,875           1,907
Rabobank USA Financial Corp. (c)(z)
   3.860% due 12/23/05                                 14,900          14,817
   3.905% due 12/30/05                                  1,900           1,888
RC Trust 1 Equity Preferred
   3.800% due 05/15/06                                  1,340             677
Royal Bank of Scotland (c)(z)
   3.700% due 11/16/05                                 14,100          14,078
Skandin Ens Banken AG (z)
   4.070% due 01/19/06                                 15,200          15,042
Smurfit Capital Funding PLC
   6.750% due 11/20/05                                  1,150           1,149
Societe Generale (c)(z)
   3.770% due 11/01/05                                    400             400
   3.755% due 12/12/05                                  7,500           7,468
   3.780% due 12/23/05                                  8,900           8,851
Spintab Swedish Mortgage (c)(z)
   3.775% due 12/12/05                                  7,100           7,069
Sprint Capital Corp.
   4.780% due 08/17/06                                    576             576
Swedbank Forenings (c)(z)
   3.910% due 12/28/05                                    400             398
TXU Corp.
   Series J
   6.375% due 06/15/06                                    125             126

                                                    Multistrategy Bond Fund  159

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
UBS Financial Del, LLC (z)
   3.910% due 11/21/05 (c)                              2,900           2,894
   3.690% due 12/07/05 (c)                              5,800           5,779
   3.780% due 12/22/05 (c)                                400             398
   3.945% due 01/26/06                                  6,800           6,709
United States Treasury Bills (z)
   3.500% due 12/01/05 (c)(sec.)                           80              80
   3.280% due 12/15/05 (c)(sec.)(N)                       500             498
   3.320% due 12/15/05 (c)(sec.)                           25              25
   3.380% due 12/15/05 (c)(sec.)                          100             100
   3.430% due 12/15/05 (c)(sec.)                        1,090           1,085
   3.495% due 12/15/05 (c)(sec.)                          600             597
   3.510% due 12/15/05 (c)(sec.)                           25              25
   3.587% due 12/15/05 (c)(sec.)                           25              25
   3.350% due 01/12/06 (sec.)                             650             639
   3.715% due 03/30/06 (N)                                465             456
   3.670% due 09/16/06 (sec.)                             200             196
United States Treasury Notes
   1.875% due 01/31/06                                  4,600           4,576
   4.625% due 05/15/06 (N)                                620             621
Viacom, Inc. (c)(z)
   4.270% due 11/30/05                                  1,000             997
   4.370% due 12/02/05                                    400             399
   4.330% due 12/07/05                                  1,400           1,394
Westpac Capital Corp. (c)(z)
   3.900% due 12/23/05                                  3,100           3,083
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $522,130)                                                       521,924
                                                                 ------------

OTHER SECURITIES - 22.3%
Frank Russell Investment Company Money Market
   Fund (X)                                       137,736,525         137,737
State Street Securities Lending Quality Trust
   (X)                                            282,209,126         282,209
                                                                 ------------
TOTAL OTHER SECURITIES
(cost $419,946)                                                       419,946
                                                                 ------------
TOTAL INVESTMENTS - 137.0%
(identified cost $2,584,354)                                        2,574,171

OTHER ASSETS AND LIABILITIES,
NET - (37.0%)                                                        (694,909)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,879,262
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Eurodollar Futures
   expiration date 03/06 (53)                              12,623               (102)
   expiration date 06/06 (320)                             76,140               (344)
   expiration date 09/06 (58)                              13,797                (60)
   expiration date 12/06 (160)                             38,064                (27)
   expiration date 03/07 (219)                             52,114                (58)
   expiration date 06/07 (131)                             31,170                (46)
   expiration date 09/07 (41)                               9,753                (20)

United States Treasury Bonds
   expiration date 12/05 (73)                               8,174               (331)

United States Treasury 2 Year Notes
   expiration date 12/05 (188)                             38,578               (186)

United States Treasury 5 Year Notes
   expiration date 12/05 (601)                             63,640             (1,229)

United States Treasury 10 Year Notes
   expiration date 12/05 (953)                            103,356             (1,307)

Short Positions
Germany, Federal Republic
   10 Year Bonds
   expiration date 12/05 (2)                                  289                  7

United States Treasury Bonds
   expiration date 12/05 (13)                               1,456                 35

United States Treasury 2 Year Notes
   expiration date 12/05 (28)                               5,746                 (1)

United States Treasury 5 Year Notes
   expiration date 12/05 (409)                             43,309                808

United States Treasury 10 Year Notes
   expiration date 12/05 (38)                               4,121                 98
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                 (2,763)
                                                                     ===============

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

 160  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
10 Year Japan Government Bond Futures
   Nov 2005 140.00 (JPY) Call (1)                           1,203                 --

Eurodollar Futures
   Dec 2006 95.00 Put (17)                                  4,038                (11)
   Dec 2006 95.25 Put (212)                                50,483               (196)

Swaption
   JPY Six Month LIBOR
   (Fund Pays)/USD 1.000%
   (Fund Receives)
   Nov 2005 0.00 Call (1)                                   4,295                 (1)
Swaption
   USD Three Month LIBOR
   (Fund Pays)/USD 4.540%
   (Fund Receives)
   Apr 2006 0.00 Call (1)                                   3,000                 (9)

Swaption
   USD Three Month LIBOR
   (Fund Pays)/USD 4.300%
   (Fund Receives)
   Oct 2006 0.00 Call (1)                                   4,000                (16)

Swaption
   USD Three Month LIBOR
   (Fund Pays)/USD 4.310%
   (Fund Receives)
   Oct 2006 0.00 Call (2)                                   4,000                (17)

Swaption
   USD Three Month LIBOR
   (Fund Pays)/USD 4.540%
   (Fund Receives)
   Oct 2006 0.00 Call (2)                                  10,100                (66)

Swaption
   USD Three Month LIBOR
   (Fund Pays)/USD 4.560%
   (Fund Receives)
   Oct 2006 0.00 Call (1)                                   8,000                (57)

Swaption
   GBP Six Month LIBOR
   (Fund Pays)/USD 4.500%
   (Fund Receives)
   Dec 2006 0.00 Put (1)                                   19,116                (20)

------------------------------------------------------------------------------------
                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $

United States Treasury Notes
   5 Year Futures
   Nov 2005 108.00 Call (34)                                3,672                 (1)
   Nov 2005 108.50 Call (9)                                   977                 --
   Nov 2005 109.00 Call (73)                                7,957                 (1)
   Nov 2005 106.00 Put (34)                                 3,604                (14)
   Nov 2005 107.00 Put (35)                                 3,745                (40)

United States Treasury Notes
   10 Year Futures
   Nov 2005 114.00 Call (38)                                4,332                 (1)
   Nov 2005 108.00 Put (21)                                 2,268                 (7)
   Nov 2005 109.00 Put (52)                                 5,668                (42)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $563)                                                     (499)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                    Multistrategy Bond Fund  161

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             139      CAD           164    11/10/05                 --
USD             586      CAD           712    11/10/05                 17
USD             818      CAD           965    11/10/05                 (1)
USD           1,672      CAD         1,965    11/10/05                 (8)
USD             745      CAD           877    02/08/06                 --
USD           6,249      EUR         5,239    11/08/05                 32
USD             864      EUR           700    11/10/05                (24)
USD           2,616      EUR         2,090    12/16/05               (105)
USD           2,788      EUR         2,300    12/16/05                (25)
USD           2,914      EUR         2,390    12/16/05                (43)
USD             310      JPY        35,810    11/10/05                 (2)
USD             503      JPY        58,146    11/10/05                 (3)
USD             581      JPY        63,872    11/10/05                (32)
USD             825      JPY        89,889    11/10/05                (52)
USD           1,810      JPY       196,180    11/10/05               (123)
USD           6,838      JPY       777,420    12/01/05               (136)
USD           1,143      JPY       131,000    12/05/05                (14)
USD           2,671      JPY       300,000    12/05/05                (84)
USD           3,772      JPY       433,000    12/05/05                (37)
USD             752      JPY        85,995    02/08/06                 (4)
USD           2,123      NOK        13,717    11/10/05                (14)
CAD               1      USD             1    11/10/05                 --
CAD              43      USD            37    11/10/05                 --
CAD             689      USD           581    11/10/05                 (2)
CAD             965      USD           824    11/10/05                  7
CAD           1,708      USD         1,425    11/10/05                (22)
CAD           2,154      USD         1,810    11/10/05                (13)
CAD             201      USD           171    11/21/05                  1
CAD             877      USD           752    02/08/06                  7
EUR           5,239      USD         6,309    11/08/05                 28
EUR              31      USD            37    11/10/05                 --
EUR             700      USD           857    11/10/05                 17
EUR             935      USD         1,138    12/05/05                 15
EUR           2,152      USD         2,596    12/05/05                 12
EUR           3,090      USD         3,760    12/05/05                 50
EUR             271      USD           327    01/26/06                  1
EUR             793      USD           963    02/08/06                  8
GBP              40      USD            73    11/10/05                  3
GBP              59      USD           109    11/10/05                  4
GBP             126      USD           222    11/10/05                 (1)
GBP             860      USD         1,551    11/10/05                 29
GBP           1,011      USD         1,823    11/10/05                 34
JPY           2,385      USD            22    11/10/05                  1
JPY          15,243      USD           139    11/10/05                  8
JPY          64,294      USD           586    11/10/05                 33

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
JPY          89,889      USD           818    11/10/05                 45
JPY          93,956      USD           832    11/10/05                 24
JPY         180,515      USD         1,650    11/10/05                 97
JPY              60      USD             1    02/08/06                 --
JPY          85,995      USD           744    02/08/06                 (3)
NOK             687      USD           110    11/10/05                  4
NOK             739      USD           112    11/10/05                 (2)
NOK          12,290      USD         1,911    11/10/05                 22
PLN           7,240      USD         2,232    02/08/06                 44
SEK              97      USD            12    11/10/05                 --
SEK           5,762      USD           756    11/10/05                 32
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (175)
                                                           ==============

See accompanying notes which are an integral part of the financial statements.

 162  Multistrategy Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                    NOTIONAL                                                 APPRECIATION
        FUND RECEIVES                COUNTER         AMOUNT            FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY             $            FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------
Lehman Brothers                                                 3 Month USD LIBOR
   CMBS Index - AAA              Goldman                5,375     minus 0.050%               01/01/06                   (60)
                                                                                                           ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts                                               (60)
                                                                                                           ================

INTEREST RATE SWAP CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
        COUNTER              NOTIONAL                                                        TERMINATION           VALUE
         PARTY                AMOUNT           FUND RECEIVES             FUND PAYS               DATE                $
-----------------------   --------------   ----------------------   --------------------   ----------------   ----------------
Barclays                    GBP   15,400           5.000%                                      06/15/07                     93
                                                                    Six Month LIBOR
Barclays                    USD    5,700           4.000%                                      12/15/07                    (89)
                                                                    Three Month LIBOR
Barclays                    EUR    2,800           2.103%                                      10/15/10                     (1)
                                                                    Consumer Price Index
                                                                    (France)
Barclays                    USD   13,400           4.000%                                      12/15/10                   (542)
                                                                    Three Month LIBOR
Goldman                     USD    3,600           4.000%                                      12/15/10                   (146)
                                                                    Three Month LIBOR
Goldman                     USD    4,700           5.000%                                      12/15/15                    (19)
                                                                    Three Month LIBOR
Lehman                      GBP    8,400           4.500%                                      09/20/09                    (60)
                                                                    Six Month LIBOR
Lehman                      USD   12,300           4.000%                                      12/15/10                   (498)
                                                                    Three Month LIBOR
Lehman                      USD    1,100           5.000%                                      12/15/15                     (4)
                                                                    Three Month LIBOR
Merrill Lynch               USD   12,400           4.000%                                      12/15/07                   (195)
                                                                    Three Month LIBOR
Merrill Lynch               GBP   19,300           4.500%                                      09/20/09                   (139)
                                                                    Six Month LIBOR
Merrill Lynch               USD    1,300           4.000%                                      12/15/10                    (53)
                                                                    Three Month LIBOR
Morgan Stanley              USD    2,200           4.000%                                      12/15/10                    (89)
                                                                    Three Month LIBOR
                                                                                                              ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($821)                               (1,742)
                                                                                                              ================

CREDIT DEFAULT SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                    NOTIONAL                                                    MARKET
          REFERENCE                  COUNTER         AMOUNT          FUND RECEIVES         TERMINATION          VALUE
            ENTITY                    PARTY             $             FIXED RATE               DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------
Dow Jones CDX High Volatility
  Index                          UBS                   13,000   0.900%                       06/20/10                  (155)
                                                                                                           ----------------

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($169)                             (155)
                                                                                                           ================

  See accompanying notes which are an integral part of the financial statements.

                                                    Multistrategy Bond Fund  163

FRANK RUSSELL INVESTMENT COMPANY
MULTISTRATEGY BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       6.9
Corporate Bonds and Notes                                    13.2
International Debt                                            4.9
Mortgage-Backed Securities                                   39.7
Municipal Bonds                                               1.0
Non-US Bonds                                                  1.1
Registered Investment Company Funds                            --*
United States Government Agencies                             1.2
United States Government Treasuries                          18.8
Preferred Stocks                                              0.1
Warrants & Rights                                              --*
Options Purchased                                              --*
Short-Term Investments                                       27.8
Other Securities                                             22.3
                                                  ---------------
Total Investments                                           137.0
Other Assets and Liabilities, Net                           (37.0)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)
Options Written                                               (--*)
Foreign Currency Exchange Contracts                           (--*)
Index Swap Contracts                                          (--*)
Interest Rate Swap Contracts                                 (0.1)
Credit Default Swap Contracts                                 (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 164  Multistrategy Bond Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                                                    LEHMAN BROTHERS 1-10 YEAR
                                                                 TAX EXEMPT BOND - CLASS S                 MUNICIPAL **
                                                                 -------------------------          -------------------------
*                                                                          10000                              10000
1996                                                                       10358                              10468
1997                                                                       10848                              11207
1998                                                                       11431                              11983
1999                                                                       11382                              12067
2000                                                                       12033                              12829
2001                                                                       13127                              14021
2002                                                                       13753                              14805
2003                                                                       14305                              15493
2004                                                                       14826                              16129
2005                                                                       14908                              16255

Tax Exempt Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  0.55%
5 Years                                 4.38%S
10 Years                                4.07%S

Tax Exempt Bond Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  0.31%
5 Years                                 4.11%S
10 Years                                3.91%S

Tax Exempt Bond Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 (0.46)%
5 Years                                 3.35%S
10 Years                                3.40%S

Lehman Brothers 1-10 Year Municipal Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  0.78%
5 Years                                 4.85%S
10 Years                                4.98%S

 166  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Tax Exempt Bond Fund Class S, Class E and Class C Shares returned 0.55%, 0.31% and (0.46)% respectively. This compared to the Lehman Brothers Municipal 1-10 Year Index, which gained 0.78% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Intermediate Municipal Debt Funds Average returned 0.64%. For the same period, the Lipper(R)
Short-Intermediate Municipal Debt Funds Average returned 0.62%. These returns serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The municipal market presented managers with many challenges over the year. Fears of rising interest rates, the lack of traditional investor demand and strong influence by hedge funds were among the main challenges at the beginning of the period and remained major themes throughout the fiscal year.

Given the uncertainty in the market, the Fund's money managers tended to follow conservative strategies in their efforts to add value. For example, the Fund's money managers attempted to add value through sector rotation and security selection, while maintaining more cautious duration positions relative to the benchmark.

The Fund's overall municipal bond market sector allocations remained relatively constant. The Fund maintained an overweight position as compared to the benchmark in the higher yielding sectors within the municipal bond market. Correspondingly, the Fund maintained an underweight position with respect to lower yielding sectors, such as the general obligation and pre-refunded sectors.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Over the fiscal year, the Fund generated positive performance from security selection mainly in the revenue and general obligation sectors, as well as in the tobacco sub-sector. Also adding to performance was the Fund's overweight in higher yielding sectors, such as the revenue sector. This strategy resulted in a higher yield and, therefore, more income than the benchmark.

The largest detractor from performance came from duration decisions. Duration is a measure of a bond price's sensitivity to a change in interest rates. MFS Institutional Advisors, Inc., in particular, felt that interest rates were likely to increase and therefore held a shorter than index duration position. The volatility of interest rates made the timing of MFS' duration position difficult to manage and this strategy resulted in negative performance for MFS relative to the benchmark.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The main investment strategies employed in tax exempt investing include interest rate and maturity management, sector allocation and security selection. The sector allocation strategy used throughout the fiscal year was to overweight higher yielding sectors while underweighting lower yielding sectors. This strategy resulted in an overweight to the revenue sector and an underweight to the general obligation and pre-refunded sectors which contributed to the Fund's performance. Security selection, particularly in tobacco settlement bonds, also contributed positively to performance. In contrast, interest rate and maturity management detracted from performance as some of the Fund's money managers misjudged the timing and magnitude of interest rate changes.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In September 2005, MFS was replaced with Delaware Management Company. Delaware was brought into the Fund at a 50% weight.

                                                       Tax Exempt Bond Fund  167

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                Styles
October 31, 2005


Delaware Management Company (a series
   of Delaware Management Business
   Trust)                                 Fully Discretionary
Standish Mellon Asset Management
   Company, LLC                           Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Tax Exempt Bond Fund Class S assumes initial investment on November 1,
      1995.

** Lehman Brothers 1-10 Year Municipal Bond Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

++ Tax Exempt Bond Fund Class S performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Tax Exempt Bond Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From March 29, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 168  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       995.50      $     1,017.34
Expenses Paid During
Period*                       $         7.85      $         7.93

* Expenses are equal to the Fund's annualized expense ratio of 1.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       999.40      $     1,021.12
Expenses Paid During
Period*                       $         4.08      $         4.13

* Expenses are equal to the Fund's annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,000.10      $     1,022.38
Expenses Paid During
Period*                       $         2.82      $         2.85

* Expenses are equal to the Fund's annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                       Tax Exempt Bond Fund  169

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.4%
Alabama - 0.7%
City of Tuscaloosa Alabama General Obligation Unlimited                340          5.000       02/15/07               348
County of Jefferson Alabama General Obligation Unlimited (u)           500          5.000       04/01/10               530
Courtland Industrial Development Board Revenue Bonds                   250          5.000       11/01/13               257
Marshall County Health Care Authority Revenue Bonds                    160          4.500       01/01/06               160
Mobile County Board of School Commissioners General
   Obligation Unlimited (u)                                            375          5.000       03/01/12               396
                                                                                                              ------------
                                                                                                                     1,691
                                                                                                              ------------

Alaska - 0.2%
City of Anchorage Alaska General Obligation Unlimited
   (ae)(u)                                                             500          5.750       12/01/16               552
                                                                                                              ------------

Arizona - 2.4%
Arizona State Transportation Board Revenue Bonds                       500          5.250       07/01/12               538
Arizona State Transportation Board Revenue Bonds                     1,500          5.000       07/01/14             1,618
Maricopa County Pollution Control Corp. Revenue Bonds                1,000          2.900       06/01/35               964
Maricopa County Pollution Control Corp. Revenue Bonds (E)            1,000          4.000       01/01/38               995
Mesa Arizona General Obligation Unlimited (ae)(u)                    1,000          5.000       07/01/17             1,057
Phoenix Civic Improvement Corp. Revenue Bonds (u)                      250          5.500       07/01/07               260
University of Arizona Revenue Bonds (u)                                430          5.000       06/01/06               435
                                                                                                              ------------
                                                                                                                     5,867
                                                                                                              ------------

California - 9.8%
Abag Finance Authority for Nonprofit Corps. Certificate of
   Participation                                                       600          5.700       08/15/14               630
California Health Facilities Financing Authority Revenue
   Bonds (E)                                                         1,500          4.950       07/01/26             1,543
California State Department of Water Resources Revenue Bonds           250          5.500       05/01/10               269
California State Department of Water Resources Revenue Bonds
   (u)                                                                 500          5.250       05/01/11               542
California State Department of Water Resources Revenue Bonds
   (u)                                                               1,000          5.250       05/01/12             1,089
California State Public Works Board Revenue Bonds                      630          5.000       06/01/10               666
California Statewide Communities Development Authority
   Revenue Bonds (E)                                                 1,000          5.200       12/01/29             1,043
California Statewide Communities Development Authority
   Revenue Bonds (E)                                                 1,250          2.300       04/01/33             1,233
California Statewide Communities Development Authority
   Revenue Bonds (E)                                                 1,100          2.625       04/01/34             1,073
California Statewide Communities Development Authority
   Revenue Bonds (E)                                                   500          3.450       04/01/35               488
California Statewide Communities Development Authority
   Revenue Bonds (E)                                                   900          4.350       11/01/36               911
Golden State Tobacco Securitization Corp. Revenue Bonds                405          5.500       06/01/18               421
Golden State Tobacco Securitization Corp. Revenue Bonds (u)            500          5.000       06/01/20               519
Golden State Tobacco Securitization Corp. Revenue Bonds                695          5.000       06/01/21               703
Golden State Tobacco Securitization Corp. Revenue Bonds
   (Step Up, 4.600%, 06/01/10) (u)                                     750    Zero coupon       06/01/23               589
Kings River Conservation District Certificate of
   Participation                                                       850          5.000       05/01/15               883
Southern California Public Power Authority Revenue Bonds (u)           405          5.375       01/01/12               444
State of California General Obligation Unlimited                     1,000          6.600       02/01/10             1,117
State of California General Obligation Unlimited                     1,000          5.000       10/01/11             1,069
State of California General Obligation Unlimited                     2,050          5.000       02/01/12             2,187
State of California General Obligation Unlimited                     1,000          5.250       07/01/12             1,092
State of California General Obligation Unlimited                       500          5.250       02/01/14               540
State of California General Obligation Unlimited (E)                 1,000          3.500       07/01/23             1,008
State of California General Obligation Unlimited (u)                 1,500          5.000       02/01/26             1,539

 170  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
University of California Revenue Bonds (u)                           1,500          5.000       05/15/13             1,618
University of California Revenue Bonds (u)                           1,000          5.000       05/15/33             1,029
                                                                                                              ------------
                                                                                                                    24,245
                                                                                                              ------------

Colorado - 1.0%
City of Aspen Co. Revenue Bonds (u)                                    700          5.250       11/01/24               754
City of Aspen Co. Revenue Bonds (u)                                    600          5.250       11/01/25               643
Colorado Department of Transportation Revenue Bonds (u)                265          6.000       06/15/08               283
Colorado Housing & Finance Authority Revenue Bonds                      75          7.250       04/01/10                77
Colorado Housing & Finance Authority Revenue Bonds                      90          6.300       08/01/12                93
Colorado Housing & Finance Authority Revenue Bonds (E)                  70          6.300       08/01/16                72
Colorado Housing & Finance Authority Revenue Bonds                      40          6.700       10/01/16                40
Jefferson County School District R-001 General Obligation
   Unlimited (u)                                                       500          5.000       12/15/14               540
                                                                                                              ------------
                                                                                                                     2,502
                                                                                                              ------------

Delaware - 0.4%
Delaware State Economic Development Authority Revenue Bonds            630          6.500       01/01/08               651
Delaware State Economic Development Authority Revenue Bonds
   (E)(u)                                                              250          4.900       05/01/26               265
                                                                                                              ------------
                                                                                                                       916
                                                                                                              ------------

District of Columbia - 0.6%
District of Columbia Certificate of Participation (u)                  500          5.250       01/01/08               520
District of Columbia General Obligation Unlimited (u)                1,000          5.500       06/01/09             1,068
                                                                                                              ------------
                                                                                                                     1,588
                                                                                                              ------------

Florida - 4.7%
City of Tallahassee Florida Revenue Bonds (u)                          500          5.000       10/01/11               535
County of Escambia Florida Revenue Bonds (u)                           740          5.250       10/01/14               798
County of Hillsborough Florida Revenue Bonds                            90          6.200       12/01/08                93
County of Miami-Dade Florida Revenue Bonds (u)                       1,000          5.000       06/01/14             1,069
Escambia County Health Facilities Authority Revenue Bonds            1,000          5.000       11/15/06             1,019
Florida State Division of Bond Finance Revenue Bonds (u)               500          5.750       07/01/06               509
Florida State Division of Bond Finance Revenue Bonds (u)             1,600          5.250       07/01/13             1,708
Florida Water Pollution Control Financing Corp. Revenue
   Bonds                                                               500          5.500       01/15/12               544
Hillsborough County Educational Facilities Authority Revenue
   Revenue Bonds (u)                                                   870          5.750       04/01/18               928
Miami-Dade County Educational Facilities Authority Revenue
   Bonds (u)                                                         1,500          5.000       04/01/17             1,586
North Miami Florida Revenue Bonds (u)                                1,325          5.000       04/01/10             1,402
Orlando Utilities Commission Revenue Bonds                           1,225          5.900       10/01/08             1,314
                                                                                                              ------------
                                                                                                                    11,505
                                                                                                              ------------

Georgia - 1.7%
Dalton Georgia Revenue Bonds (u)                                       500          5.750       01/01/09               536
Georgia Municipal Electric Authority Revenue Bonds (u)                 850          6.250       01/01/17             1,008
Georgia State Road & Tollway Authority Revenue Bonds                   590          5.250       03/01/11               638
Gwinnett County Water & Sewer Authority Revenue Bonds                  265          5.200       08/01/14               279
State of Georgia General Obligation Unlimited                        1,000          5.750       08/01/08             1,066
State of Georgia General Obligation Unlimited                          600          6.500       12/01/09               671
                                                                                                              ------------
                                                                                                                     4,198
                                                                                                              ------------

                                                       Tax Exempt Bond Fund  171

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
Hawaii - 0.6%
Kauai County Hawaii General Obligation Unlimited (ae)(u)               375          6.250       08/01/19               421
State of Hawaii General Obligation Unlimited (u)                     1,000          5.750       01/01/10             1,089
                                                                                                              ------------
                                                                                                                     1,510
                                                                                                              ------------

Illinois - 5.0%
Chicago Board of Education General Obligation Unlimited (u)          1,470          5.250       12/01/30             1,514
Chicago Metropolitan Water Reclamation District-Greater
   Chicago General Obligation Unlimited                              2,000          6.500       12/01/07             2,127
City of Chicago Illinois General Obligation Unlimited (u)              750          6.000       01/01/11               828
City of Chicago Illinois Tax Allocation (u)                            700    Zero coupon       12/01/07               653
Cook County Community Consolidated School District No.
   15-Palatine General Obligation, Ltd. (u)                          2,235    Zero coupon       12/01/13             1,580
Illinois Finance Authority Revenue Bonds (u)                           400    Zero coupon       01/01/10               342
Illinois Finance Authority Revenue Bonds                               670          5.500       10/01/12               721
Illinois Finance Authority Revenue Bonds                               750          5.000       06/01/14               776
Illinois Finance Authority Revenue Bonds (ae)                          420          7.375       07/01/21               440
Illinois Health Facilities Authority Revenue Bonds                     470          6.000       05/15/10               493
Illinois Health Facilities Authority Revenue Bonds (u)                 240          5.500       08/01/07               249
Illinois Housing Development Authority Revenue Bonds (E)             1,000          2.790       08/01/17               995
Lake County Community Unit School District No. 116-Round
   Lake General Obligation Unlimited (u)                               400          7.600       02/01/14               501
Lake County Forest Preservation District General Obligation
   Unlimited                                                         1,215    Zero coupon       12/01/07             1,134
                                                                                                              ------------
                                                                                                                    12,353
                                                                                                              ------------

Indiana - 2.8%
City of Indianapolis Indiana Revenue Bonds (u)                         450          5.000       10/01/06               458
Columbus Multi School Building Corp. Indiana Revenue Bonds
   (u)                                                                 450          5.000       01/10/10               476
Dyer Redevelopment Authority Economic Development Lease Rent
   Revenue Bonds                                                       260          5.000       01/15/11               274
Franklin Township School Building Corp./Marion County
   Indiana Revenue Bonds                                               500          5.750       07/15/06               509
Indiana Bond Bank Revenue Bonds (u)                                    315          5.750       08/01/13               337
Indiana Health Facility Financing Authority Revenue Bonds            1,000          5.500       11/15/10             1,079
Indiana Health Facility Financing Authority Revenue Bonds            1,000          5.000       11/01/11             1,060
Indiana Health Facility Financing Authority Revenue Bonds
   (E)(ae)                                                           1,255          5.000       11/01/26             1,288
Indiana Health Facility Financing Authority Revenue Bonds
   (E)                                                                 700          2.800       03/01/30               700
Indiana University Revenue Bonds                                       500          5.750       08/01/10               546
Lawrenceburg Indiana Revenue Bonds (E)                                 225          2.625       10/01/19               223
                                                                                                              ------------
                                                                                                                     6,950
                                                                                                              ------------

Iowa - 0.1%
Iowa Finance Authority Revenue Bonds                                   290          6.000       07/01/10               313
                                                                                                              ------------

Kansas - 1.1%
Butler & Sedgwick Counties Unified School District No. 385
   Andover General Obligation Unlimited (u)                            500          5.000       09/01/09               528

 172  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
City of Burlington Kansas Revenue Bonds (E)(u)                         750          2.650       06/01/31               748
Kansas Development Finance Authority Revenue Bonds (u)                 150          5.000       08/01/10               160
Kansas Development Finance Authority Revenue Bonds (u)               1,000          5.000       08/01/13             1,073
Wyandotte County Kansas City, Kansas United Government
   Special Obligation Revenue                                          305          4.750       12/01/16               308
                                                                                                              ------------
                                                                                                                     2,817
                                                                                                              ------------

Louisiana - 1.0%
Caddo Parish Parishwide School District General Obligation
   Unlimited (u)                                                     1,090          5.250       03/01/13             1,179
Jefferson Parish Hospital Service District No. 2 Revenue
   Bonds (u)                                                         1,000          5.250       12/01/15             1,002
Louisiana Energy & Power Authority Revenue Bonds (u)                   200          5.500       01/01/08               209
                                                                                                              ------------
                                                                                                                     2,390
                                                                                                              ------------

Maine - 0.2%
Bucksport Maine Revenue Bonds                                          500          4.000       03/01/14               466
                                                                                                              ------------

Massachusetts - 2.9%
Commonwealth of Massachusetts General Obligation, Ltd.               1,000          5.500       11/01/15             1,110
Commonwealth of Massachusetts General Obligation, Ltd.               1,000          5.500       10/01/16             1,114
Commonwealth of Massachusetts General Obligation, Ltd. (ae)            430          6.000       02/01/11               475
Commonwealth of Massachusetts General Obligation, Ltd. (ae)          1,000          5.750       10/01/19             1,096
Commonwealth of Massachusetts General Obligation, Ltd.
   (ae)(u)                                                           1,000          5.250       01/01/22             1,083
Massachusetts Bay Transportation Authority Revenue Bonds               500          6.000       03/01/06               505
Massachusetts Development Finance Agency Revenue Bonds                 165          5.125       12/01/11               168
Massachusetts Development Finance Agency Revenue Bonds                  50          5.150       10/01/14                51
Massachusetts Health & Educational Facilities Authority
   Revenue Bonds                                                        65          5.000       07/01/07                66
Massachusetts School Building Authority Revenue Bonds (u)            1,000          5.000       08/15/13             1,077
Massachusetts State Port Authority Revenue Bonds                       200          6.000       07/01/06               204
Massachusetts State Port Authority Revenue Bonds                       125          5.250       07/01/07               129
Massachusetts State Port Authority Revenue Bonds                       150          5.750       07/01/10               163
                                                                                                              ------------
                                                                                                                     7,241
                                                                                                              ------------

Michigan - 1.1%
Bishop International Airport Authority Revenue Bonds (u)               750          5.000       12/01/10               780
Kent Hospital Finance Authority Revenue Bonds                          250          5.250       01/15/07               256
Manistee Area Public Schools General Obligation Unlimited
   (u)                                                                 235          6.000       05/01/08               250
Michigan Municipal Bond Authority Revenue Bonds (ae)                   500          5.750       10/01/11               556
Michigan Municipal Bond Authority Revenue Bonds (u)                    665          5.000       05/01/13               715
Michigan State Hospital Finance Authority Revenue Bonds (u)            250          5.000       05/15/07               256
                                                                                                              ------------
                                                                                                                     2,813
                                                                                                              ------------

Minnesota - 1.3%
City of Maple Grove Minnesota Revenue Bonds                          1,800          5.000       09/01/29             1,822
City of State Cloud Minnesota Revenue Bonds (u)                        340          5.500       05/01/06               344
Minnesota State Municipal Power Agency Revenue Bonds                 1,000          5.000       10/01/30             1,008
                                                                                                              ------------
                                                                                                                     3,174
                                                                                                              ------------

Mississippi - 0.1%
State of Mississippi General Obligation Unlimited                      300          5.375       07/01/17               332
                                                                                                              ------------

                                                       Tax Exempt Bond Fund  173

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
Missouri - 0.9%
Joplin Missouri Industrial Development Authority Health
   Revenue Bonds                                                       270          5.500       02/15/13               287
Missouri Development Finance Board Revenue Bonds (E)                 1,600          2.700       12/01/33             1,600
Missouri Housing Development Commission Revenue Bonds                  170          4.350       12/01/07               172
Southeast Missouri State University Revenue Bonds (u)                  250          5.625       04/01/10               272
                                                                                                              ------------
                                                                                                                     2,331
                                                                                                              ------------

Montana - 0.8%
City of Forsyth Montana Revenue Bonds (E)                            1,450          5.200       05/01/33             1,505
Montana State Board of Regents Revenue Bonds (u)                       500          4.750       05/15/13               528
                                                                                                              ------------
                                                                                                                     2,033
                                                                                                              ------------

Nevada - 1.3%
Clark County School District General Obligation Limited (u)            670          5.250       06/15/10               710
Clark County School District General Obligation Limited
   (u)(ae)                                                             330          5.250       06/15/10               351
Henderson Nevada General Obligation, Ltd. (u)                          475          6.000       06/01/06               483
Las Vegas Valley Water District General Obligation, Ltd. (u)         1,050          5.250       06/01/14             1,138
Truckee Meadows Water Authority Revenue Bonds (u)                      500          5.500       07/01/11               546
                                                                                                              ------------
                                                                                                                     3,228
                                                                                                              ------------

New Hampshire - 0.1%
New Hampshire Health & Education Facilities Authority
   Revenue Bonds                                                       325          4.600       10/01/07               329
                                                                                                              ------------

New Jersey - 4.5%
New Jersey Economic Development Authority Revenue Bonds              1,000          5.000       09/01/12             1,064
New Jersey Economic Development Authority Revenue Bonds              1,000          5.250       03/01/14             1,081
New Jersey Economic Development Authority Revenue Bonds              1,020          5.375       06/15/15             1,091
New Jersey Economic Development Authority Revenue Bonds (u)          1,000          5.000       06/15/12             1,060
New Jersey State Educational Facilities Authority Revenue
   Bonds                                                             1,000          5.750       09/01/10             1,090
New Jersey State Housing & Mortgage Finance Agency Revenue
   Bonds (u)                                                           915          4.300       11/01/07               928
New Jersey State Transit Corp. Certificate of Participation
   (u)                                                               1,350          5.500       09/15/07             1,404
New Jersey State Turnpike Authority Revenue Bonds (u)                  500          5.500       01/01/09               533
New Jersey Transportation Trust Fund Authority Revenue Bonds         1,000          6.000       06/15/06             1,017
New Jersey Transportation Trust Fund Authority Revenue Bonds           500          6.000       06/15/07               522
Tobacco Settlement Financing Corp. Revenue Bonds                     1,000          5.500       06/01/11             1,041
Tobacco Settlement Financing Corp. Revenue Bonds                       390          4.375       06/01/19               390
                                                                                                              ------------
                                                                                                                    11,221
                                                                                                              ------------

New Mexico - 1.6%
Farmington New Mexico Revenue Bonds, annual demand (E)(u)            2,965          3.550       04/01/29             2,945
New Mexico Finance Authority Revenue Bonds (u)                         500          5.000       04/01/15               533
New Mexico State Highway Commission Revenue Bonds                      570          5.500       06/15/06               579
                                                                                                              ------------
                                                                                                                     4,057
                                                                                                              ------------

New York - 10.7%
City of New York New York General Obligation Unlimited               1,000          5.500       08/01/09             1,068
City of New York New York General Obligation Unlimited                 730          5.000       06/01/10               770
City of New York New York General Obligation Unlimited                 130          5.000       08/01/10               137
City of New York New York General Obligation Unlimited               1,000          5.250       08/01/10             1,067

 174  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
City of New York New York General Obligation Unlimited                 500          5.000       08/01/11               529
City of New York New York General Obligation Unlimited                 125          5.750       08/01/11               136
City of New York New York General Obligation Unlimited                 850          5.000       03/01/12               898
City of New York New York General Obligation Unlimited                 750          5.000       11/01/12               796
City of New York New York General Obligation Unlimited                 235          5.250       11/01/12               253
City of New York New York General Obligation Unlimited                 470          5.000       08/01/13               498
City of New York New York General Obligation Unlimited               1,000          5.000       08/01/14             1,070
City of New York New York General Obligation Unlimited               1,500          5.000       08/01/21             1,551
Metropolitan Transportation Authority Revenue Bonds (u)              1,000          5.000       11/15/30             1,029
New York City Municipal Water Finance Authority Revenue
   Bonds                                                             1,500          5.250       06/15/12             1,626
New York City Municipal Water Finance Authority Revenue
   Bonds (u)                                                         1,000          5.000       06/15/23             1,044
New York City Transitional Finance Authority Revenue Bonds           1,000          5.500       02/01/09             1,065
New York Local Government Assistance Corp. Revenue Bonds (u)         1,000          5.200       04/01/12             1,035
New York State Dormitory Authority Revenue Bonds (E)                 2,000          5.250       11/15/23             2,137
New York State Dormitory Authority Revenue Bonds (u)                 1,035          7.000       07/01/09             1,112
New York State Dormitory Authority Revenue Bonds (u)                   960          5.000       02/15/13             1,024
New York State Dormitory Authority Revenue Bonds (E)(u)                650          5.250       11/15/29               699
New York State Environmental Facilities Corp. Revenue Bonds
   (u)                                                               1,000          6.000       06/15/12             1,128
New York State Urban Development Corp. Revenue Bonds                   500          5.250       01/01/21               524
Sales Tax Asset Receivables Corp. Revenue Bonds (u)                  2,500          5.000       10/15/29             2,601
Suffolk County Judicial Facilities Agency Revenue Bonds (u)            500          5.500       04/15/09               534
Tobacco Settlement Financing Authority Revenue Bonds                   880          5.500       06/01/10               886
Tobacco Settlement Financing Authority Revenue Bonds                   300          5.250       06/01/13               312
TSASC, Inc. Revenue Bonds                                            1,000          5.500       07/15/13             1,050
                                                                                                              ------------
                                                                                                                    26,579
                                                                                                              ------------

North Carolina - 2.4%
North Carolina Eastern Municipal Power Agency Revenue Bonds            250          5.500       01/01/10               265
North Carolina Municipal Power Agency No. 1 Catawba Revenue
   Bonds                                                               200          5.500       01/01/13               216
North Carolina Municipal Power Agency No. 1 Catawba Revenue
   Bonds (u)                                                         1,500          6.000       01/01/12             1,684
University of North Carolina at Chapel Hill Revenue Bonds
   (E)                                                               1,100          2.730       02/15/31             1,100
University of North Carolina Revenue Bonds                           2,500          5.000       12/01/34             2,590
                                                                                                              ------------
                                                                                                                     5,855
                                                                                                              ------------

Ohio - 2.6%
Columbus Ohio General Obligation, Ltd.                                 585          5.250       01/01/11               631
County of Hamilton Ohio Revenue Bonds (u)                              250          6.000       12/01/05               251
Jackson Local School District Stark & Summit Counties
   General Obligation Unlimited (u)                                    500    Zero coupon       12/01/07               467
Ohio State Building Authority Revenue Bonds                            575          5.750       04/01/08               607
Ohio State Building Authority Revenue Bonds (u)                        500          6.000       04/01/06               506
Ohio State Higher Educational Facility Commission Revenue
   Bonds                                                             1,000          5.000       12/01/09             1,053
State of Ohio General Obligation Unlimited                             550          5.500       05/01/08               580
State of Ohio General Obligation Unlimited                           1,500          5.000       02/01/10             1,592
Steubenville Ohio Revenue Bonds                                        280          5.700       10/01/10               302
University of Cincinnati Revenue Bonds (u)                             300          5.500       06/01/08               317
                                                                                                              ------------
                                                                                                                     6,306
                                                                                                              ------------

                                                       Tax Exempt Bond Fund  175

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
Oklahoma - 0.2%
Oklahoma Development Finance Authority Revenue Bonds                   275          5.000       10/01/13               284
Oklahoma Housing Finance Agency Revenue Bonds                           90          7.600       09/01/15                94
                                                                                                              ------------
                                                                                                                       378
                                                                                                              ------------

Oregon - 2.1%
Clackamas County School District No. 62C Oregon City General
   Obligation Unlimited (ae)                                           435          6.000       06/15/11               482
Deschutes County Administrative School District No. 1
   General Obligation Unlimited (u)                                  1,000          5.000       06/15/10             1,065
Oregon State Department of Administrative Services Revenue
   Bonds (u)                                                         1,000          5.000       09/01/08             1,047
Oregon State Department of Administrative Services Revenue
   Bonds (u)                                                           750          5.250       04/01/10               800
Oregon State Department of Transportation Revenue Bonds              1,000          5.000       11/15/13             1,080
State of Oregon General Obligation, Ltd.                               800          5.700       10/01/32               817
                                                                                                              ------------
                                                                                                                     5,291
                                                                                                              ------------

Pennsylvania - 2.3%
Allegheny County Port Authority Revenue Bonds (u)                      250          5.500       03/01/17               270
Berks County Vocational Technical School Authority Revenue
   Bonds (u)                                                         1,260          5.000       06/01/15             1,359
City of Philadelphia Pennsylvania Revenue Bonds (u)                    500          5.500       07/01/07               518
County of Allegheny Pennsylvania General Obligation
   Unlimited (u)                                                     1,000          5.000       10/01/15             1,077
Erie County Industrial Development Authority Revenue Bonds             180          5.300       04/01/12               188
Norwin School District General Obligation Unlimited (ae)(u)            250          6.000       04/01/20               275
Owen J Roberts School District General Obligation Unlimited
   (u)                                                                 500          5.000       08/15/12               537
Pittsburgh Public Parking Authority Revenue Bonds (u)                  310          5.000       12/01/16               327
Sayre Health Care Facilities Authority Revenue Bonds                   690          5.300       12/01/12               720
St. Mary Hospital Authority Revenue Bonds                              300          5.000       11/15/13               313
                                                                                                              ------------
                                                                                                                     5,584
                                                                                                              ------------

Puerto Rico - 4.7%
Commonwealth of Puerto Rico General Obligation Unlimited (u)         1,000          5.250       07/01/27             1,064
Puerto Rico Electric Power Authority Revenue Bonds                   1,000          5.000       07/01/13             1,074
Puerto Rico Electric Power Authority Revenue Bonds (u)                 500          5.500       07/01/17               561
Puerto Rico Highway & Transportation Authority Revenue Bonds         2,000          5.000       07/01/13             2,114
Puerto Rico Highway & Transportation Authority Revenue Bonds         1,000          5.000       07/01/30             1,011
Puerto Rico Public Buildings Authority Revenue Bonds (E)             1,500          4.500       07/01/22             1,526
Puerto Rico Public Buildings Authority Revenue Bonds (E)             1,095          5.000       07/01/28             1,143
Puerto Rico Public Finance Corp. Revenue Bonds, weekly
   demand (E)(u)                                                     3,000          5.750       08/01/27             3,248
                                                                                                              ------------
                                                                                                                    11,741
                                                                                                              ------------

South Carolina - 2.0%
Richland-Lexington Airport District Revenue Bonds (u)                  250          5.000       01/01/06               251
Richland-Lexington Airport District Revenue Bonds (u)                  500          5.000       01/01/09               523
Richland-Lexington Airport District Revenue Bonds (u)                  440          5.000       01/01/10               462
Rock Hill South Carolina Revenue Bonds (u)                             250          5.000       01/01/10               266
South Carolina State Public Service Authority Revenue Bonds
   (u)                                                                 375          5.500       01/01/11               405
South Carolina Transportation Infrastructure Bank Revenue
   Bonds (u)                                                         2,500          5.250       10/01/31             2,620
Spartanburg County South Carolina Revenue Bonds (u)                    500          6.000       04/15/07               520
                                                                                                              ------------
                                                                                                                     5,047
                                                                                                              ------------

 176  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
South Dakota - 0.7%
Sioux Falls South Dakota Revenue Bonds (u)                             250          5.500       11/15/10               273
South Dakota State Building Authority Revenue Bonds (u)              1,330          5.000       09/01/12             1,425
                                                                                                              ------------
                                                                                                                     1,698
                                                                                                              ------------

Tennessee - 2.3%
Chattanooga Health Educational & Housing Facility Board
   Revenue Bonds                                                     2,000          5.000       10/01/25             1,938
County of Williamson Tennessee General Obligation Unlimited            500          6.000       03/01/06               505
Maury County Tennessee General Obligation Unlimited (u)              1,000          5.000       04/01/16             1,064
Metropolitan Government Nashville & Davidson County Health &
   Educational Facility Board Revenue Bonds                            920          5.000       11/01/06               938
Metropolitan Government Nashville & Davidson County
   Tennessee Revenue Bonds (u)                                         180          5.250       01/01/13               197
Tennessee Housing Development Agency Revenue Bonds                     925          5.375       01/01/18               961
                                                                                                              ------------
                                                                                                                     5,603
                                                                                                              ------------

Texas - 10.9%
Alvin Independent School District General Obligation
   Unlimited                                                           515          6.750       08/15/09               575
Alvin Independent School District General Obligation
   Unlimited                                                           545          6.750       08/15/10               621
Boerne Independent School District General Obligation
   Unlimited                                                         1,380          5.250       02/01/27             1,451
Boerne Independent School District General Obligation
   Unlimited                                                         1,500          5.250       02/01/29             1,572
Brazos River Harbor Navigation District Revenue Bonds (E)              220          4.750       05/15/33               224
City of Houston Texas Revenue Bonds (u)                                515          5.250       05/15/14               562
City of San Antonio Texas Revenue Bonds                              1,000          5.250       02/01/13             1,086
County of Harris Texas General Obligation, Ltd.                      1,435          5.250       08/15/09             1,525
County of Harris Texas Revenue Bonds (u)                             1,500          5.250       08/15/35             1,564
County of Harris Texas Revenue Bonds (u)(E)                          1,500          5.000       08/15/21             1,578
County of Travis Texas General Obligation, Ltd.                      1,000          5.250       03/01/10             1,069
Dallas Independent School District General Obligation
   Unlimited                                                         2,100          5.000       02/15/14             2,250
El Paso Independent School District General Obligation
   Unlimited                                                         1,000          5.375       08/15/09             1,068
Fort Bend County Industrial Development Corp. Revenue Bonds            250          3.500       10/01/11               249
Highland Park Independent School District General Obligation
   Unlimited                                                           960          5.000       02/15/13             1,028
North Texas Tollway Authority Revenue Bonds (E)(u)                   1,000          5.000       01/01/18             1,041
Northside Independent School District General Obligation
   Unlimited                                                           400          5.500       02/15/16               430
Nueces River Authority Revenue Bonds (u)                               245          5.000       07/15/13               263
Port of Corpus Christi Authority of Nueces County Texas
   Revenue Bonds                                                       385          5.350       11/01/10               392
Round Rock Independent School District General Obligation
   Unlimited                                                         1,000          6.500       08/01/10             1,127
Round Rock Independent School District General Obligation
   Unlimited                                                           750          6.500       08/01/11               848
Round Rock Independent School District General Obligation
   Unlimited                                                           430          5.375       08/01/12               469
Texas A & M University Revenue Bonds                                 1,000          5.000       07/01/08             1,043
Titus County Hospital District General Obligation Limited
   (u)                                                               1,000          5.000       08/15/13             1,067
Tyler Independent School District General Obligation
   Unlimited                                                         1,350          5.000       02/15/10             1,423
University of Houston Revenue Bonds (u)                              2,000          5.500       02/15/30             2,132
Waco Health Facilities Development Corp. Revenue Bonds                 250          5.200       11/15/06               255
                                                                                                              ------------
                                                                                                                    26,912
                                                                                                              ------------

                                                       Tax Exempt Bond Fund  177

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
Utah - 0.7%
County of Utah Utah Revenue Bonds                                      200          5.050       11/01/17               210
Intermountain Power Agency Revenue Bonds (u)                         1,400          6.500       07/01/10             1,581
                                                                                                              ------------
                                                                                                                     1,791
                                                                                                              ------------

Virgin Islands - 1.1%
Virgin Islands Public Finance Authority Revenue Bonds                2,500          5.500       10/01/14             2,626
                                                                                                              ------------

Virginia - 2.0%
City of Richmond Virginia General Obligation Unlimited (u)           1,000          5.000       07/15/15             1,075
County of Fairfax Virginia Certificate of Participation                200          5.750       04/15/13               214
Middle River Regional Jail Authority Revenue Bonds (u)               1,015          5.000       05/15/15             1,090
Virgin Islands Public Finance Authority Revenue Bonds                  200          5.000       10/01/13               211
Virgin Islands Public Finance Authority Revenue Bonds                  250          5.000       10/01/14               264
Virginia Commonwealth Transportation Board Revenue Bonds               360          5.375       05/15/12               389
Virginia Commonwealth Transportation Board Revenue Bonds             1,000          5.250       05/15/16             1,074
Virginia Public Building Authority Revenue Bonds                       500          5.750       08/01/07               522
                                                                                                              ------------
                                                                                                                     4,839
                                                                                                              ------------

Washington - 2.2%
Clallam County Public Utility District No. 1 Revenue Bonds
   (u)                                                                 385          5.000       01/01/08               399
King County School District No. 405 Bellevue General
   Obligation Unlimited (u)                                          2,000          5.000       12/01/14             2,146
Kitsap County Washington General Obligation, Ltd. (u)                  775          5.750       07/01/14               851
Tobacco Settlement Authority of Washington Revenue Bonds               880          6.500       06/01/26               953
Washington Public Power Supply System Revenue Bonds                  1,000          7.000       07/01/08             1,091
                                                                                                              ------------
                                                                                                                     5,440
                                                                                                              ------------

Wisconsin - 1.6%
City of Madison Wisconsin Revenue Bonds                                280          4.875       10/01/27               292
Oconto Falls Public School District General Obligation
   Unlimited (ae)(u)                                                   750          5.750       03/01/13               830
State of Wisconsin General Obligation Unlimited                        625          5.125       11/01/11               670
Wisconsin Housing & Economic Development Authority Revenue
   Bonds                                                                50          6.850       11/01/12                51
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds                                                        70          5.000       07/01/06                71
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds                                                       210          5.250       05/01/12               219
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds                                                       220          5.250       05/01/13               229
Wisconsin State Health & Educational Facilities Authority
   Revenue Bonds (u)                                                 1,425          5.000       12/01/10             1,512
                                                                                                              ------------
                                                                                                                     3,874
                                                                                                              ------------

TOTAL MUNICIPAL BONDS
(cost $235,474)                                                                                                    236,186
                                                                                                              ------------

 178  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                               PRINCIPAL                          DATE           MARKET
                                                               AMOUNT ($)         RATE             OF            VALUE
                                                               OR SHARES           %            MATURITY           $
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.6%
Frank Russell Investment Company Tax Free Money Market Fund      8,987,847                                           8,988
                                                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $8,988)                                                                                                        8,988
                                                                                                              ------------

TOTAL INVESTMENTS - 99.0%
(identified cost $244,462)                                                                                         245,174

OTHER ASSETS AND LIABILITIES,
NET - 1.0%                                                                                                           2,495
                                                                                                              ------------

NET ASSETS - 100%                                                                                                  247,669
                                                                                                              ============

  See accompanying notes which are an integral part of the financial statements.

                                                       Tax Exempt Bond Fund  179

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

----------------------------------------------------------------------------
QUALITY RATINGS AS A % OF VALUE (Unaudited)
AAA                                                                  65%
AA                                                                   14
A                                                                    10
BBB                                                                   9
Other                                                                 2
                                                                    ---
                                                                    100%
                                                                    ===

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)
General Obligations                                                  28%
Other                                                                22
Universities                                                         13
Health Care                                                          10
Utilities                                                            10
Cash Equivalents                                                      4
Housing Revenue                                                       4
Pollution Control Revenue                                             4
State & Community Lease                                               4
Refunded and Special Obligations                                      1
                                                                    ---
                                                                    100%
                                                                    ===

See accompanying notes which are an integral part of the financial statements.

 180  Tax Exempt Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX EXEMPT BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Alabama                                                       0.7
Alaska                                                        0.2
Arizona                                                       2.4
California                                                    9.8
Colorado                                                      1.0
Delaware                                                      0.4
District of Columbia                                          0.6
Florida                                                       4.7
Georgia                                                       1.7
Hawaii                                                        0.6
Illinois                                                      5.0
Indiana                                                       2.8
Iowa                                                          0.1
Kansas                                                        1.1
Louisiana                                                     1.0
Maine                                                         0.2
Massachusetts                                                 2.9
Michigan                                                      1.1
Minnesota                                                     1.3
Mississippi                                                   0.1
Missouri                                                      0.9
Montana                                                       0.8
Nevada                                                        1.3
New Hampshire                                                 0.1
New Jersey                                                    4.5
New Mexico                                                    1.6
New York                                                     10.7
North Carolina                                                2.4
Ohio                                                          2.6
Oklahoma                                                      0.2
Oregon                                                        2.1
Pennsylvania                                                  2.3
Puerto Rico                                                   4.7
South Carolina                                                2.0
South Dakota                                                  0.7
Tennessee                                                     2.3
Texas                                                        10.9
Utah                                                          0.7
Virgin Islands                                                1.1
Virginia                                                      2.0
Washington                                                    2.2
Wisconsin                                                     1.6
Short-Term Investments                                        3.6
                                                  ---------------
Total Investments                                            99.0
Other Assets and Liabilities, Net                             1.0
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                       Tax Exempt Bond Fund  181

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                              TAX-MANAGED LARGE CAP - CLASS S             S&P 500(R) **
                                                              -------------------------------             -------------
Inception *                                                                10000                              10000
1996                                                                       10030                              10039
1997                                                                       13260                              13263
1998                                                                       16239                              16180
1999                                                                       20271                              20333
2000                                                                       21284                              21571
2001                                                                       16207                              16199
2002                                                                       13255                              13752
2003                                                                       15937                              16613
2004                                                                       17744                              18178
2005                                                                       19160                              19763

Tax-Managed Large Cap Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  7.98%
5 Years                                (2.08)%S
Inception*                              7.44%S

Tax-Managed Large Cap Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  7.72%
5 Years                                (2.31)%S
Inception*                              7.30%S

Tax-Managed Large Cap Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  6.94%
5 Years                                (3.07)%S
Inception*                              6.72%S

Standard & Poor's 500(R) Composite Stock Price Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.72%
5 Years                                (1.74)%S
Inception*                              8.04%S

 182  Tax-Managed Large Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth on an after-tax basis.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Tax-Managed Large Cap Fund Class S, Class E and Class C Shares gained 7.98%, 7.72% and 6.94%, respectively. This compared to the S&P 500(R) Index, which gained 8.72% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) Large-Cap Core Funds Average returned 8.33%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Concerns over surging oil prices and rising interest rates, and the potential impact these factors would have on consumer spending and corporate profits, led to a very narrow and defensively oriented market. The other energy, integrated oils and consumer staples sectors were the strongest performing sectors in the S&P 500 Index. The Fund's underweight to the other energy sector negatively impacted performance. An overweight in the consumer discretionary sector, one of the weakest groups during the period, also detracted from the Fund's performance. Finally, the Fund's higher financial quality bias, as measured by S&P senior debt ratings, was another detractor from performance. Companies with lower financial quality outperformed those with higher financial quality in the 12 months.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's performance was negatively impacted by its economic sector weightings. An underweight in the other energy sector and overweight in consumer discretionary were key factors behind the Fund's underperformance. In addition, technology stock selection, particularly in computer stocks, also detracted from performance. Greater exposure to large capitalization and higher financial quality companies also detracted from Fund performance, as smaller capitalization and lower financial quality companies fared better over the period.

Offsetting these negatives, stock selection in the health care and consumer discretionary sectors positively contributed to performance. The Fund was overweight in the better performing biotechnology, pharmaceutical and consumer electronics sectors.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's growth managers, Sands Capital Management, Inc. and Turner Investment Partners, Inc., outperformed their respective style benchmarks as well as the Fund's S&P 500(R) Index. Sands' weak sector allocation (e.g., zero weight in other energy and overweight in consumer discretionary) was more than offset by strong stock selection. Sands' health care (biotechnology) and technology (consumer electronics) stock selection was particularly strong. Turner, added to the Fund in May 2005, achieved positive results in most sectors; however, the bulk of Turner's outperformance came from health care and consumer discretionary sectors where pharmaceutical, biotech, gaming and consumer electronics stocks had strong gains. These positive contributors to performance were partially offset by Turner's poor stock selection within the financial services sector.

Kayne Anderson Rudnick Investment Management, LLC was the Fund's weakest performer, as its "high quality at a reasonable price" strategy was out of favor with the market. Kayne's focus on large cap, high financial quality companies, its underweight in energy sectors and weak stock selection across most sectors were the primary detractors from performance. J.P. Morgan Investment Management, Inc. also trailed its S&P 500 Index benchmark due to its underweight in the other energy sector and weak stock selection in the technology and utilities sectors.

John A. Levin underperformed its Russell 1000(R) Value Index benchmark chiefly due to poor stock selection within the financial services, consumer discretionary and health care sectors. Much of this weakness was tied to poor performance from retail, broadcasting, insurance and health care management holdings. These negative factors were partially offset by positive sector allocations and strong stock selection in the utilities sector.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Turner was added to the Fund line-up early in May 2005, to provide a complement to Sands, the sole large cap growth manager at the time. Turner's earnings momentum investment strategy seeks to identify companies it believes have strong or rapidly improving earnings growth. This process is intended to provide a good complement to Sands' focus on companies with unique products or services that it expects will lead to higher sustainable earnings growth rates. Turner's assignment was funded by reducing the allocations to Sands and J.P. Morgan within the Fund.

                                                 Tax-Managed Large Cap Fund  183

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


John A. Levin & Co., Inc.                   Value
J.P. Morgan Investment Management, Inc.     Market-Oriented
Kayne Anderson Rudnick Investment
   Management, LLC                          Market-Oriented
Sands Capital Management, Inc.              Growth
Turner Investment Partners, Inc.            Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

* Tax-Managed Large Cap Fund Class S assumes initial investment on October 7, 1996.

** The Standard & Poor's 500(R) Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

++ Tax-Managed Large Cap Fund Class S performance has been linked with Class E to provide historical perspective. For the period December 8, 2000 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Tax-Managed Large Cap Fund Class S performance has been linked with Class C to provide historical prospective. For the period December 6, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 184  Tax-Managed Large Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,048.00      $     1,015.48
Expenses Paid During
Period*                       $         9.96      $         9.80

* Expenses are equal to the Fund's annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,051.80      $     1,019.26
Expenses Paid During
Period*                       $         6.10      $         6.01

* Expenses are equal to the Fund's annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,053.40      $     1,020.52
Expenses Paid During
Period*                       $         4.81      $         4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 Tax-Managed Large Cap Fund  185

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 95.4%
Auto and Transportation - 1.6%
Burlington Northern Santa Fe Corp.                     11,520             715
CSX Corp.                                               6,900             316
FedEx Corp.                                             8,400             772
Harley-Davidson, Inc. (N)                              33,300           1,649
Lear Corp. (N)                                         13,300             405
Norfolk Southern Corp.                                  4,500             181
Ship Finance International, Ltd.                       27,600             526
United Parcel Service, Inc. Class B                    26,600           1,940
                                                                 ------------
                                                                        6,504
                                                                 ------------

Consumer Discretionary - 16.7%
Abercrombie & Fitch Co. Class A                         9,300             484
Accenture, Ltd. Class A                                12,000             316
Apollo Group, Inc. Class A (AE)                        61,000           3,844
Bed Bath & Beyond, Inc. (AE)                           42,900           1,738
Carnival Corp.                                          9,000             447
Cintas Corp.                                           35,000           1,420
Citadel Broadcasting Corp.                             27,100             373
Coach, Inc. (AE)                                       30,950             996
Costco Wholesale Corp.                                 35,000           1,693
eBay, Inc. (AE)                                       165,500           6,554
Electronic Arts, Inc. (AE)                             13,400             762
EW Scripps Co. Class A                                  8,200             376
Fisher Scientific International, Inc. (AE)             16,610             938
Gannett Co., Inc.                                      32,500           2,036
Gap, Inc. (The)                                         2,700              47
Google, Inc. Class A (AE)                              21,990           8,183
Hilton Hotels Corp.                                     6,600             128
Home Depot, Inc.                                       95,200           3,907
Iron Mountain, Inc. (AE)                               23,000             897
Jones Apparel Group, Inc.                              19,200             524
Kohl's Corp. (AE)                                      41,500           1,997
Leggett & Platt, Inc.                                  60,600           1,214
Limited Brands, Inc.                                   37,508             751
Lowe's Cos., Inc.                                      69,900           4,248
McDonald's Corp.                                       21,200             670
MGM Mirage (AE)                                        15,320             573
News Corp. Class A                                    173,000           2,465
Nike, Inc. Class B                                     12,800           1,076
Regal Entertainment Group Class A                      28,025             517
Scientific Games Corp. Class A (AE)                    22,240             666
Sirius Satellite Radio, Inc. (AE)                     119,320             745
Starbucks Corp. (AE)                                  216,560           6,124
Starwood Hotels & Resorts Worldwide, Inc. (o)           4,300             251
Target Corp.                                           22,900           1,275
Time Warner, Inc.                                      31,675             565
Viacom, Inc. Class B                                   75,000           2,323
Wal-Mart Stores, Inc.                                  81,700           3,865
Walt Disney Co.                                        26,200             638

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wendy's International, Inc.                             1,900              89
Yahoo!, Inc. (AE)                                      69,950           2,586
Yum! Brands, Inc.                                       8,000             407
                                                                 ------------
                                                                       68,708
                                                                 ------------

Consumer Staples - 7.8%
Altria Group, Inc.                                     63,600           4,773
Anheuser-Busch Cos., Inc.                              24,000             990
Coca-Cola Co. (The)                                    85,000           3,637
Colgate-Palmolive Co.                                  20,300           1,075
Constellation Brands, Inc. Class A (AE)                16,580             390
CVS Corp.                                              35,400             864
Diageo PLC - ADR                                       29,600           1,759
General Mills, Inc.                                    13,100             632
PepsiCo, Inc.                                          86,980           5,139
Procter & Gamble Co.                                  136,685           7,653
Sysco Corp.                                            56,880           1,815
Walgreen Co.                                           55,800           2,535
Whole Foods Market, Inc.                                7,410           1,068
                                                                 ------------
                                                                       32,330
                                                                 ------------

Financial Services - 18.3%
Aflac, Inc.                                            34,000           1,625
Allstate Corp. (The)                                   39,500           2,085
Ambac Financial Group, Inc.                            23,800           1,687
American Express Co.                                   16,690             831
American International Group, Inc.                     50,120           3,248
Automatic Data Processing, Inc.                        33,100           1,544
Bank of America Corp.                                 177,208           7,751
Bank of New York Co., Inc. (The)                       43,200           1,352
Capital One Financial Corp.                            30,500           2,329
CarrAmerica Realty Corp. (o)                            4,300             142
Chicago Mercantile Exchange                             7,800           2,848
Cigna Corp.                                             8,900           1,031
CIT Group, Inc.                                        19,000             869
Citigroup, Inc.                                       208,900           9,563
City National Corp.                                       500              37
Compass Bancshares, Inc.                                6,000             293
Countrywide Financial Corp.                            44,700           1,420
E*Trade Financial Corp. (AE)                           18,600             345
First Data Corp.                                        4,700             190
Freddie Mac                                            15,800             969
Genworth Financial, Inc. Class A                        7,600             241
Goldman Sachs Group, Inc.                              13,300           1,681
Hartford Financial Services Group, Inc.                11,300             901

 186  Tax-Managed Large Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hibernia Corp. Class A                                  5,800             172
Host Marriott Corp. (o)                                 7,000             118
Hudson City Bancorp, Inc.                              10,300             122
JPMorgan Chase & Co.                                   40,504           1,483
MBIA, Inc.                                             11,600             676
MBNA Corp.                                             33,100             846
Mellon Financial Corp.                                 14,300             453
Merrill Lynch & Co., Inc.                              16,200           1,049
Metlife, Inc.                                             100               5
Moody's Corp.                                          44,400           2,365
Morgan Stanley                                         65,690           3,574
North Fork Bancorporation, Inc.                        54,200           1,373
Nuveen Investments, Inc. Class A                       25,700           1,040
Paychex, Inc.                                          36,200           1,403
Piper Jaffray Cos., Inc. (AE)(N)                          700              24
ProLogis (o)                                            7,200             310
Regions Financial Corp.                                22,359             728
St. Paul Travelers Cos., Inc. (The)                     7,600             342
State Street Corp.                                     35,700           1,972
SunTrust Banks, Inc.                                    4,200             304
Synovus Financial Corp.                                40,400           1,110
Torchmark Corp. (N)                                     7,900             417
US Bancorp                                            149,200           4,413
Wachovia Corp.                                         59,700           3,016
Washington Mutual, Inc.                                21,400             847
Wells Fargo & Co.                                      70,600           4,250
WR Berkley Corp.                                        1,300              57
                                                                 ------------
                                                                       75,451
                                                                 ------------

Health Care - 15.6%
Aetna, Inc.                                            20,400           1,807
Allergan, Inc.                                         28,200           2,518
American Pharmaceutical Partners, Inc. (AE)            17,300             745
Amgen, Inc. (AE)                                       67,510           5,115
Biomet, Inc.                                            6,900             240
Bristol-Myers Squibb Co.                               24,900             527
Caremark Rx, Inc. (AE)                                 19,130           1,002
Eli Lilly & Co.                                        56,200           2,798
Forest Laboratories, Inc. (AE)                         12,100             459
Genentech, Inc. (AE)                                   84,980           7,699
Genzyme Corp. (AE)                                     45,300           3,275
Gilead Sciences, Inc. (AE)                             32,860           1,553
Guidant Corp.                                          21,600           1,361
HCA, Inc.                                               6,900             333
Intuitive Surgical, Inc. (AE)                          10,000             887
Johnson & Johnson                                     135,650           8,494
Medicis Pharmaceutical Corp. Class A (N)                  300               9
Medtronic, Inc.                                        81,700           4,629
Patterson Cos., Inc. (AE)                              27,800           1,150
Pfizer, Inc.                                          266,850           5,801
Schering-Plough Corp.                                  11,300             230

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sepracor, Inc. (AE)(N)                                 16,400             922
Stryker Corp.                                          43,700           1,795
Teva Pharmaceutical Industries, Ltd. - ADR             94,600           3,606
Watson Pharmaceuticals, Inc. (AE)                       2,000              69
WellPoint, Inc. (AE)                                   31,990           2,389
Wyeth                                                  82,600           3,681
Zimmer Holdings, Inc. (AE)                             19,500           1,244
                                                                 ------------
                                                                       64,338
                                                                 ------------

Integrated Oils - 4.8%
BP PLC - ADR                                           37,630           2,499
Chevron Corp.                                          91,467           5,220
ConocoPhillips                                         40,600           2,654
Exxon Mobil Corp.                                     166,686           9,358
                                                                 ------------
                                                                       19,731
                                                                 ------------

Materials and Processing - 2.7%
Air Products & Chemicals, Inc.                          7,000             401
Alcoa, Inc.                                            20,400             496
Aracruz Celulose SA - ADR                               6,400             245
Archer-Daniels-Midland Co.                              5,100             124
Cemex SA de CV - ADR                                   15,640             815
Dow Chemical Co. (The)                                 30,600           1,403
Eastman Chemical Co.                                   14,800             781
EI Du Pont de Nemours & Co.                            59,100           2,464
Georgia-Pacific Corp.                                   2,500              81
Masco Corp.                                            14,600             416
Monsanto Co.                                            7,300             460
Nalco Holding Co. (AE)                                 25,700             437
Olin Corp.                                             40,900             731
Packaging Corp. of America                             10,600             215
PPG Industries, Inc.                                    6,200             372
Praxair, Inc.                                           7,900             390
Temple-Inland, Inc. (N)                                11,600             427
United States Steel Corp.                              21,500             786
                                                                 ------------
                                                                       11,044
                                                                 ------------

Miscellaneous - 4.7%
3M Co.                                                 20,800           1,580
Eaton Corp.                                             2,800             165
Fortune Brands, Inc.                                    2,000             152
General Electric Co.                                  330,120          11,194
Honeywell International, Inc.                          24,100             824
Johnson Controls, Inc.                                 10,700             728
Textron, Inc.                                          24,300           1,751
Tyco International, Ltd.                              114,200           3,014
                                                                 ------------
                                                                       19,408
                                                                 ------------

                                                 Tax-Managed Large Cap Fund  187

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Other Energy - 1.7%
Anadarko Petroleum Corp.                               20,000           1,814
Apache Corp.                                           18,200           1,162
Devon Energy Corp.                                     11,900             719
Dynegy, Inc. Class A (AE)(N)                              700               3
Halliburton Co.                                         3,100             183
Pride International, Inc. (AE)                            100               3
Valero Energy Corp.                                     3,300             347
Weatherford International, Ltd. (AE)                    2,600             163
Williams Cos., Inc.                                    55,300           1,233
XTO Energy, Inc.                                       32,360           1,406
                                                                 ------------
                                                                        7,033
                                                                 ------------

Producer Durables - 5.1%
ACCO Brands Corp. (AE)(N)                                 470              11
American Tower Corp. Class A (AE)                      14,800             353
Applied Materials, Inc.                                22,090             362
Boeing Co.                                             20,510           1,326
Caterpillar, Inc.                                      13,760             724
Centex Corp. (N)                                        1,400              90
Danaher Corp.                                          12,900             672
Deere & Co.                                             3,300             200
Diebold, Inc.                                          32,300           1,167
DR Horton, Inc.                                         2,800              86
Emerson Electric Co.                                   26,200           1,822
Hubbell, Inc. Class B                                  16,100             775
Illinois Tool Works, Inc.                              12,300           1,043
Ingersoll-Rand Co. Class A                             20,400             771
KB Home                                                 1,800             118
Koninklijke Philips Electronics NV                     72,600           1,899
Lennar Corp. Class A                                    2,500             139
Lockheed Martin Corp.                                  34,600           2,095
Northrop Grumman Corp.                                 53,700           2,881
Pitney Bowes, Inc.                                     28,800           1,212
Pulte Homes, Inc.                                         400              15
Teradyne, Inc. (AE)(N)                                    200               3
United Technologies Corp.                              66,400           3,405
                                                                 ------------
                                                                       21,169
                                                                 ------------

Technology - 11.4%
Affiliated Computer Services, Inc. Class A
   (AE)(N)                                              6,700             363
Altera Corp. (AE)                                      50,100             834
Analog Devices, Inc.                                   11,700             407
Apple Computer, Inc. (AE)                              19,020           1,095
Broadcom Corp. Class A (AE)                            19,190             815
Cisco Systems, Inc. (AE)                              113,400           1,979
Computer Associates International, Inc.                   758              21
Computer Sciences Corp. (AE)                           12,200             625
Corning, Inc. (AE)                                    108,610           2,182
Dell, Inc. (AE)                                       144,100           4,594
EMC Corp. (AE)                                         71,150             993

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hewlett-Packard Co.                                    30,600             858
Intel Corp.                                           187,400           4,404
International Business Machines Corp.                  60,500           4,954
Intersil Corp. Class A (N)                              1,700              39
Juniper Networks, Inc. (AE)                            50,180           1,171
Linear Technology Corp.                                61,600           2,046
Marvell Technology Group, Ltd. (AE)                    24,700           1,146
Microsoft Corp.                                       334,570           8,598
Motorola, Inc.                                         43,600             966
NCR Corp. (AE)                                         22,300             674
Oracle Corp. (AE)                                      61,300             777
Qualcomm, Inc.                                         96,300           3,829
Raytheon Co.                                           11,500             425
Red Hat, Inc. (AE)                                     74,400           1,728
Seagate Technology, Inc. (AE)                          26,700              --
Texas Instruments, Inc.                                33,310             951
Xilinx, Inc.                                           19,800             474
                                                                 ------------
                                                                       46,948
                                                                 ------------

Utilities - 5.0%
Ameren Corp.                                           11,400             600
AT&T Corp.                                             34,500             682
Cinergy Corp.                                          18,000             718
Comcast Corp. Class A (AE)                             10,100             281
Comcast Corp. Special Class A (AE)                        800              22
Consolidated Edison, Inc. (N)                           3,000             137
Constellation Energy Group, Inc.                        5,400             296
Dominion Resources, Inc.                                2,300             175
Duke Energy Corp.                                       1,200              32
Edison International                                   24,600           1,077
Entergy Corp.                                          25,200           1,782
Exelon Corp.                                           14,000             728
PanAmSat Holding Corp.                                 18,100             432
PG&E Corp. (N)                                         46,600           1,695
Pinnacle West Capital Corp.                            19,500             814
PPL Corp.                                              43,600           1,366
Public Service Enterprise Group, Inc.                  14,700             924
SBC Communications, Inc.                              176,500           4,210
Sprint Nextel Corp.                                    25,056             584
TXU Corp.                                               2,200             222
Verizon Communications, Inc.                           87,980           2,772
Western Gas Resources, Inc.                            15,350             665
Xcel Energy, Inc. (N)                                  15,100             277
                                                                 ------------
                                                                       20,491
                                                                 ------------

TOTAL COMMON STOCKS
(cost $302,119)                                                       393,155
                                                                 ------------

 188  Tax-Managed Large Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.3%
Frank Russell Investment Company Money Market
   Fund                                            16,419,000          16,419
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  1,300           1,296
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $17,715)                                                         17,715
                                                                 ------------

OTHER SECURITIES - 1.2%
Frank Russell Investment Company Money Market
   Fund (X)                                         1,631,693           1,632
State Street Securities Lending Quality Trust
   (X)                                              3,343,184           3,343
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $4,975)                                                           4,975
                                                                 ------------

TOTAL INVESTMENTS - 100.9%
(identified cost $324,809)                                            415,845

OTHER ASSETS AND LIABILITIES,
NET - (0.9%)                                                           (3,590)
                                                                 ------------

NET ASSETS - 100.0%                                                   412,255
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
S&P 500 E-Mini Index
   expiration date 12/05 (51)                               3,085                (75)

S&P 500 Index
   expiration date 12/05 (48)                              14,518               (118)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (193)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                 Tax-Managed Large Cap Fund  189

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED LARGE CAP FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       1.6
Consumer Discretionary                                       16.7
Consumer Staples                                              7.8
Financial Services                                           18.3
Health Care                                                  15.6
Integrated Oils                                               4.8
Materials and Processing                                      2.7
Miscellaneous                                                 4.7
Other Energy                                                  1.7
Producer Durables                                             5.1
Technology                                                   11.4
Utilities                                                     5.0
Short-Term Investments                                        4.3
Other Securities                                              1.2
                                                  ---------------
Total Investments                                           100.9
Other Assets and Liabilities, Net                            (0.9)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 190  Tax-Managed Large Cap Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                               TAX-MANAGED MID & SMALL CAP -
                                                                          CLASS S                      RUSSELL 2500(TM) **
                                                               -----------------------------           -------------------
Inception*                                                                 10000                              10000
2000                                                                       11087                              11668
2001                                                                        7885                              10249
2002                                                                        7124                               9313
2003                                                                        9336                              13195
2004                                                                       10176                              14823
2005                                                                       11597                              17032

Tax-Managed Mid & Small Cap Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 15.21%
5 Years                                 1.93%sec.
Inception*                              3.54%sec.

Tax-Managed Mid & Small Cap Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 14.87%
5 Years                                 1.68%sec.
Inception*                              3.33%sec.

Tax-Managed Mid & Small Cap Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 13.96%
5 Years                                 0.90%sec.
Inception*                              2.53%sec.

Russell 2500(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 14.90%
5 Years                                 7.86%sec.
Inception*                              9.35%sec.

 192  Tax-Managed Mid & Small Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth on an after tax basis.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Tax-Managed Mid & Small Cap Fund Class S, Class E and Class C Shares gained 15.21%, 14.87% and 13.96%, respectively. This compared to the Russell 2500(TM) Index, which gained 14.90% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) Mid-Cap Core Funds Average returned 14.82%. For the same period, the Lipper(R) Small-Cap Core Funds Average returned 13.24%. These results serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund's slightly larger capitalization weight relative to the benchmark detracted from performance during the fiscal year as smaller capitalization companies outperformed larger capitalization companies. In addition, an underweight to the well-performing utilities sector and overweight to technology stocks also hurt performance. Finally, a bias towards higher growth stocks also detracted as small capitalization value stocks outperformed small capitalization growth stocks in the 12 months. These negatives were offset by an overweight to the other energy sector and underweight to the financial services sector.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Strong stock selection was the primary driver of the Fund's modest outperformance. The Fund's money managers added greatest value in the healthcare, financial services and utilities sectors due to strong gains among some of their biotechnology, REIT and gas distributor stocks. Sector weighting decisions were also positive contributors to performance.

Stock selection within the consumer discretionary and consumer staples sectors detracted from results in the period.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

All five money managers outperformed their respective style benchmarks, while four of the five money managers also outperformed the Fund's Russell 2500(TM) Index. Parametric Portfolio Associates, LLC and Turner Investment Partners, Inc., added the greatest value. Transamerica Investment Management, LLC, while outperforming its Russell 2500(TM) Growth Index benchmark, fell slightly short of the Russell 2500(TM) Index and had a small negative impact on Fund performance.

Netols Asset Management, Inc., outperformed its Russell 2000(TM) Value Index benchmark with strong stock selection across most sectors. The top positive contributors came from the technology and consumer discretionary sectors due to well-performing commercial service, electronics and software stocks. Netols' sector allocation was also modestly positive.

Turner also added value in most sectors, with the best gains from diversified financial service stocks. Consumer discretionary, healthcare and producer durables stock selection was also strong due to good results from advertising, health care management and industrial stocks. Turner's only notable source of weakness came from the technology sector where holdings within the electronics industry detracted from performance.

Chartwell Investment Partners added value, as strong selection within financial services offset poor sector selection. Stock selection within the consumer discretionary and materials and processing sectors detracted from performance.

Parametric outperformed due to health care stock selection. As a result of sizable unrealized taxable capital gains within health care stocks held by the Fund, Parametric's index optimization strategy led to an overweight within this strongly performing sector.

Finally, Transamerica outperformed due to positive stock selection within the financial services and materials and processing sectors. These gains were offset by poor stock selection in the technology and producer durables sectors. Sector weightings also detracted from performance due to overweights in technology and financial services.

                                           Tax-Managed Mid & Small Cap Fund  193

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes in the structure of the Fund during the fiscal year; however, Westcap Investors, LLC was acquired by Transamerica Investment Management, LLC in August 2005. The same investment team that managed the Fund's portfolio at Westcap continued to manage the portfolio at Transamerica.

Money Managers as of                                                 Styles
October 31, 2005


Chartwell Investment Partners               Value
Netols Asset Management, Inc.               Value
Parametric Portfolio Associates. LLC        Market-Oriented
Transamerica Investment Management, LLC     Growth
Turner Investment Partners, Inc.            Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

* Tax-Managed Mid & Small Cap Fund Class S assumes initial investment on November 30, 1999.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

++ Tax-Managed Mid & Small Cap Fund Class S performance has been linked with Class E to provide historical perspective. For the period December 8, 2000 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Tax-Managed Mid & Small Cap Fund Class S performance has been linked with Class C to provide historical perspective. For the period December 2, 1999 (commencement of sale) through the current period, Class C paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 194  Tax-Managed Mid & Small Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,124.10      $     1,013.86
Expenses Paid During
Period*                       $        12.05      $        11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,128.40      $     1,017.64
Expenses Paid During
Period*                       $         8.05      $         7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,129.80      $     1,018.90
Expenses Paid During
Period*                       $         6.71      $         6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                           Tax-Managed Mid & Small Cap Fund  195

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 93.2%
Auto and Transportation - 4.0%
AAR Corp. (AE)                                         32,775             522
Alexander & Baldwin, Inc.                               6,320             309
American Commercial Lines, Inc. (AE)                    5,470             154
AMR Corp. (AE)(N)                                       9,300             126
ArvinMeritor, Inc.                                      7,500             120
Aviall, Inc. (AE)                                      20,863             658
CH Robinson Worldwide, Inc.                            11,780             415
CNF, Inc.                                               3,100             174
Fleetwood Enterprises, Inc. (AE)(N)                    43,031             476
Forward Air Corp.                                      14,925             529
Genesee & Wyoming, Inc. Class A (AE)                    3,554             114
Gentex Corp.                                           30,154             568
Hayes Lemmerz International, Inc. (AE)(N)              16,100              63
Keystone Automotive Industries, Inc. (AE)              20,476             586
Modine Manufacturing Co. (AE)                           2,700              89
Overseas Shipholding Group, Inc.                        4,800             228
RailAmerica, Inc. (AE)                                  9,000             107
Skywest, Inc.                                           3,600             106
Superior Industries International (N)                   5,400             110
Wabash National Corp. (N)                               9,734             179
Wabtec Corp.                                           24,136             657
Winnebago Industries, Inc. (N)                         13,181             386
                                                                 ------------
                                                                        6,676
                                                                 ------------

Consumer Discretionary - 18.7%
Aaron Rents, Inc.                                      11,869             234
Administaff, Inc.                                      14,878             630
Advisory Board Co. (The) (AE)                           5,987             289
Advo, Inc.                                              2,600              64
Aeropostale, Inc. (AE)                                  9,200             180
Alderwoods Group, Inc. (AE)                             4,200              66
America's Car Mart, Inc. (AE)(N)                        2,397              39
AMN Healthcare Services, Inc. (AE)                      7,200             119
AnnTaylor Stores Corp. (AE)                             4,200             102
Applebees International, Inc.                           8,535             187
aQuantive, Inc. (AE)(N)                                33,800             732
Arbitron, Inc.                                          9,480             355
Big 5 Sporting Goods Corp. (N)                         22,625             502
Bright Horizons Family Solutions, Inc. (AE)             7,400             296
California Pizza Kitchen, Inc. (AE)(N)                 15,579             499
Casella Waste Systems, Inc. Class A (AE)               24,000             305
Casual Male Retail Group, Inc. (AE)(N)                 40,972             236
CDI Corp. (N)                                           5,200             143
Central European Distribution Corp. (AE)(N)             7,875             314
Chemed Corp.                                            5,000             240

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chico's FAS, Inc. (AE)                                  8,340             330
ChoicePoint, Inc. (AE)                                 15,989             676
CNET Networks, Inc. (AE)(N)                            20,310             276
Copart, Inc. (AE)                                      20,518             480
Corinthian Colleges, Inc. (AE)(N)                      38,788             483
Corrections Corp. of America (AE)                       3,435             137
Cox Radio, Inc. Class A (AE)                           16,110             230
Crown Media Holdings, Inc. Class A (AE)(N)              6,625              71
Ctrip.com International, Ltd. - ADR                     2,940             169
DeVry, Inc. (AE)                                       22,220             502
DiamondCluster International, Inc. (AE)                57,677             371
Discovery Holding Co. Class A (AE)                      3,900              55
Dover Motorsports, Inc. (N)                             2,300              14
EarthLink, Inc. (AE)(N)                                 9,100             100
Education Management Corp. (AE)                        20,832             642
Elizabeth Arden, Inc. (AE)                             12,000             260
Emdeon Corp. (AE)                                      10,200              94
Entercom Communications Corp. (AE)                      7,600             219
Entravision Communications Corp. Class A (AE)          49,338             405
Expedia, Inc. (AE)                                      3,950              74
Fisher Scientific International, Inc. (AE)              4,200             237
Fossil, Inc. (AE)(N)                                   42,141             660
Fred's, Inc. (N)                                       27,386             408
FTI (AE)(N)                                            36,096             988
GameStop Corp. Class A (AE)(N)                          8,970             318
Gaylord Entertainment Co. (AE)(N)                       6,720             265
Global Imaging Systems, Inc. (AE)                       9,775             348
Gymboree Corp. (AE)                                    12,950             229
Harman International Industries, Inc.                   3,200             320
Harrah's Entertainment, Inc.                            1,149              69
Haverty Furniture Cos., Inc. (N)                        4,200              51
Hudson Highland Group, Inc. (AE)                        4,100              98
Insight Enterprises, Inc. (AE)                          7,000             144
InterActiveCorp (AE)                                    3,950             101
International Speedway Corp. Class A                    1,900              98
Ipass, Inc. (AE)(N)                                    35,482             195
J Jill Group, Inc. (AE)                                31,107             395
Jarden Corp. (AE)(N)                                   20,258             685
Jos A Bank Clothiers, Inc. (AE)(N)                      1,407              57
Kellwood Co.                                            3,100              68
Kelly Services, Inc. Class A                            3,500              97
Krispy Kreme Doughnuts, Inc. (AE)(N)                   17,300              80
Lamar Advertising Co. Class A (AE)                      3,300             147
Landry's Restaurants, Inc.                              6,600             181

 196  Tax-Managed Mid & Small Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Liberty Global, Inc. Series A (AE)                      1,530              38
Liberty Global, Inc. Series C (AE)                      1,530              36
Lodgenet Entertainment Corp. (AE)                       2,500              33
Majesco Entertainment Co. (AE)(N)                      35,800              61
Matthews International Corp. Class A                    5,400             194
MAXIMUS, Inc.                                           2,102              76
McCormick & Schmick's Seafood Restaurants, Inc.
   (AE)(N)                                             14,002             314
Men's Wearhouse, Inc. (The) (AE)                        3,000              74
MGM Mirage (AE)                                         2,000              75
Michaels Stores, Inc.                                   3,900             129
Monster Worldwide, Inc. (AE)                           11,020             362
MPS Group, Inc. (AE)                                   12,500             156
MSC Industrial Direct Co., Inc. Class A                 8,069             308
Navigant Consulting, Inc. (AE)                          4,100              86
Oxford Industries, Inc. (N)                             6,175             304
Petco Animal Supplies, Inc. (AE)                       30,462             579
Playboy Enterprises, Inc. Class B (AE)(N)              40,324             611
Playtex Products, Inc. (AE)                            25,050             335
Polo Ralph Lauren Corp.                                11,150             549
RC2 Corp. (AE)                                          7,217             252
Reader's Digest Association, Inc. (The)                32,531             498
Red Robin Gourmet Burgers, Inc. (AE)(N)                 4,800             232
Regis Corp. (N)                                         7,775             298
Rent-A-Center, Inc. (AE)                                1,277              23
Revlon, Inc. Class A (AE)(N)                           31,424              92
Ruby Tuesday, Inc. (N)                                 15,140             332
Saks, Inc. (AE)                                         5,400              98
School Specialty, Inc. (AE)                             2,100              71
Scientific Games Corp. Class A (AE)                    13,380             401
Service Corp. International                            65,279             546
Sharper Image Corp. (AE)(N)                             8,900              91
Sirva, Inc. (AE)(N)                                    11,700              82
Source Interlink Cos., Inc. (AE)(N)                    39,692             404
Sourcecorp, Inc. (AE)                                   5,800             132
Sports Authority, Inc. (The) (AE)(N)                   16,898             470
Startek, Inc. (N)                                       8,500             108
Station Casinos, Inc.                                  10,410             667
Strayer Education, Inc.                                 6,655             596
Tetra Tech, Inc. (AE)(N)                                3,737              58
Toro Co.                                                3,800             139
Tractor Supply Co. (AE)                                12,530             608
United Natural Foods, Inc. (AE)(N)                      5,170             145
United Online, Inc. (N)                                10,126             136
USANA Health Sciences, Inc. (AE)(N)                     1,176              52
ValueClick, Inc. (AE)                                  55,118             965
Ventiv Health, Inc. (AE)                                4,950             125
Warnaco Group, Inc. (The) (AE)                          9,025             205
Watson Wyatt & Co. Holdings                             4,851             129
WESCO International, Inc. (AE)                         16,280             647

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Westwood One, Inc.                                     18,818             348
Williams-Sonoma, Inc. (AE)                              8,510             333
WMS Industries, Inc. (AE)(N)                           11,100             279
XM Satellite Radio Holdings, Inc. Class A (AE)          1,500              43
                                                                 ------------
                                                                       31,284
                                                                 ------------

Consumer Staples - 1.4%
7-Eleven, Inc. (AE)                                     3,484             130
Alliance One International, Inc.                       39,911              99
Coca-Cola Bottling Co. Consolidated                     1,200              55
Del Monte Foods Co. (AE)(N)                            40,873             433
Hain Celestial Group, Inc. (AE)                         3,384              66
Lance, Inc.                                            25,861             453
Loews Corp.                                             1,700              70
Longs Drug Stores Corp.                                 2,500             104
Performance Food Group Co. (AE)(N)                      7,464             206
Ralcorp Holdings, Inc. (AE)                               600              23
Rite Aid Corp. (AE)(N)                                 35,800             125
Ruddick Corp.                                           4,200              93
SunOpta, Inc. (AE)(N)                                  65,395             323
Tootsie Roll Industries, Inc.                           2,572              78
Tyson Foods, Inc. Class A                               3,723              66
Weis Markets, Inc. (N)                                  2,100              80
                                                                 ------------
                                                                        2,404
                                                                 ------------

Financial Services - 18.1%
Advanta Corp. Class B                                  15,525             440
Affiliated Managers Group, Inc. (AE)(N)                11,417             876
Alexandria Real Estate Equities, Inc. (o)               2,750             222
Alfa Corp. (N)                                          6,100             102
Allmerica Financial Corp.                              13,714             523
American Financial Realty Trust (o)                    19,077             235
Ameritrade Holding Corp. (AE)(N)                       13,900             292
AmerUs Group Co. (N)                                    6,075             359
Arch Capital Group, Ltd. (AE)                           8,150             403
Argonaut Group, Inc. (AE)(N)                           15,900             464
Aspen Insurance Holdings, Ltd.                         16,550             400
Bank of the Ozarks, Inc. (N)                            7,400             260
BioMed Realty Trust, Inc. (o)                          10,375             259
BISYS Group, Inc. (The) (AE)                           30,394             385
Blackrock, Inc. Class A (N)                             1,400             133
Capital Automotive REIT (o)                             3,500             135
Capital Trust Class A (o)(N)                            2,485              76
CarrAmerica Realty Corp. (o)                            4,300             142

                                           Tax-Managed Mid & Small Cap Fund  197

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
CB Richard Ellis Group, Inc. Class A (AE)               4,810             235
Cedar Shopping Centers, Inc. (o)(N)                    24,200             339
Centerpoint Properties Trust (o)(N)                     4,875             222
Chemical Financial Corp. (N)                            3,010              97
CIT Group, Inc.                                         6,400             293
Citizens Banking Corp. (N)                              9,000             262
Commercial Capital Bancorp, Inc.                       19,750             317
Crescent Real Estate Equities Co. (o)(N)                5,923             118
Cullen/Frost Bankers, Inc.                              7,925             419
Delphi Financial Group Class A                          4,300             201
Digital Insight Corp. (AE)                             32,927             982
Doral Financial Corp. (N)                               7,450              64
Factset Research Systems, Inc. (N)                     11,983             420
Fair Isaac Corp.                                       22,254             929
Federal Realty Investors Trust (o)                      3,200             194
FelCor Lodging Trust, Inc. (AE)(o)                      6,585              98
Fidelity National Financial, Inc.                       7,154             268
Fidelity National Title Group, Inc. Class A             1,252              27
First Commonwealth Financial Corp. (N)                  8,000             105
First Financial Corp. (N)                               4,000             110
First Industrial Realty Trust, Inc. (o)(N)             11,192             455
First Midwest Bancorp, Inc.                             9,403             358
First Potomac Realty Trust (o)                         11,525             292
GATX Corp. (N)                                         25,060             936
General Growth Properties, Inc. (o)                    10,200             433
Glacier Bancorp, Inc. (N)                               5,468             161
Global Payments, Inc.                                   6,640             285
Gold Banc Corp., Inc.                                  21,050             312
Gramercy Capital Corp.                                 16,575             391
Greenhill & Co., Inc. (N)                               7,290             350
HCC Insurance Holdings, Inc.                           10,215             306
HDFC Bank, Ltd. - ADR (N)                               3,500             155
Healthcare Realty Trust, Inc. (o)(N)                    4,100             155
Hibernia Corp. Class A                                  6,500             193
Home Properties, Inc. (o)                               3,200             124
Host Marriott Corp. (o)                                 6,300             106
IndyMac Bancorp, Inc.                                   2,200              82
Innkeepers USA Trust (o)                               14,450             225
Integra Bank Corp. (N)                                  4,300              87
Investment Technology Group, Inc. (AE)                  8,161             265
Investors Financial Services Corp. (N)                 16,693             637
Investors Real Estate Trust (o)(N)                      8,500              79
Jack Henry & Associates, Inc.                          40,155             722
Jefferies Group, Inc.                                  19,759             839
Kronos, Inc. (AE)                                      25,334           1,162
LandAmerica Financial Group, Inc.                       1,592             101
Legg Mason, Inc.                                        2,900             311
Leucadia National Corp. (N)                             4,635             199

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mercury General Corp. (N)                               2,200             133
Mid-America Apartment Communities, Inc. (o)             3,300             154
Mills Corp. (The) (o)(N)                                2,514             135
Montpelier Re Holdings, Ltd. (N)                       23,046             463
Nasdaq Stock Market, Inc. (AE)                          9,770             302
National Penn Bancshares, Inc. (N)                      5,500             108
Nationwide Health Properties, Inc. (o)(N)               5,300             123
NCO Group, Inc. (AE)                                    4,400              79
Nuveen Investments, Inc. Class A (N)                    1,400              57
Old Republic International Corp.                       10,350             268
Omega Financial Corp. (N)                               6,000             175
Oriental Financial Group, Inc. (N)                      1,400              17
Phoenix Cos., Inc. (The) (N)                            6,100              79
PMI Group, Inc. (The)                                   3,500             140
Popular, Inc.                                          13,900             282
Post Properties, Inc. (o)                               8,105             331
Provident Bankshares Corp.                              3,256             114
Radian Group, Inc.                                      2,332             122
Raymond James Financial, Inc.                           4,992             170
Reckson Associates Realty Corp. (o)                     8,650             304
Reinsurance Group of America, Inc.                      2,500             114
RLI Corp.                                               8,000             430
Scottish Re Group, Ltd. (N)                            10,450             257
SEI Investments Co.                                     5,660             220
Selective Insurance Group, Inc.                         2,700             148
Shurgard Storage Centers, Inc. Class A (o)              3,400             192
Signature Bank (AE)                                    14,650             425
Sky Financial Group, Inc. (N)                          10,000             281
Sovereign Bancorp, Inc.                                11,394             246
State Auto Financial Corp.                                800              26
Sterling Financial Corp.                               18,670             467
SVB Financial Group (AE)                                6,070             302
TD Banknorth, Inc. (N)                                  4,931             142
Town & Country Trust (The) (o)(N)                       3,300              98
U-Store-It Trust (o)                                   10,960             229
UnionBanCal Corp.                                       3,300             226
United Bankshares, Inc. (N)                            10,100             369
Valley National Bancorp                                 8,400             204
Vornado Realty Trust (o)                                5,300             429
W Holding Co., Inc. (N)                                 6,600              51
Washington Real Estate Investment Trust (o)             6,500             194
Westamerica Bancorporation                              4,600             245

 198  Tax-Managed Mid & Small Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wintrust Financial Corp.                                6,706             360
WR Berkley Corp.                                        1,813              79
                                                                 ------------
                                                                       30,417
                                                                 ------------

Health Care - 12.5%
Advanced Medical Optics, Inc. (AE)                      1,167              42
Affymetrix, Inc. (AE)(N)                                7,837             356
Align Technology, Inc. (AE)(N)                         20,600             152
Amedisys, Inc. (AE)(N)                                  3,500             134
Amsurg Corp. (AE)(N)                                   26,078             619
Apria Healthcare Group, Inc. (AE)                      17,154             396
Arrow International, Inc.                               1,700              49
Bausch & Lomb, Inc.                                     3,190             237
Celgene Corp. (AE)                                      8,400             471
Charles River Laboratories International, Inc.
   (AE)                                                 1,008              44
Community Health Systems, Inc. (AE)                     8,500             315
Connetics Corp. (AE)(N)                                16,569             216
Cooper Cos., Inc.                                       8,819             607
Coventry Health Care, Inc. (AE)                         8,550             462
CV Therapeutics, Inc. (AE)(N)                           1,814              45
Cytyc Corp. (AE)                                       11,911             302
Datascope Corp.                                         3,800             121
DaVita, Inc. (AE)                                      10,160             500
Diagnostic Products Corp.                               8,050             339
Durect Corp. (AE)(N)                                   69,949             444
Edwards Lifesciences Corp. (AE)                         3,835             159
Endo Pharmaceuticals Holdings, Inc. (AE)               25,180             678
Enzon Pharmaceuticals, Inc. (AE)(N)                    15,400             108
Eyetech Pharmaceuticals, Inc. (AE)                     10,300             182
Genentech, Inc. (AE)                                    5,100             462
Gentiva Health Services, Inc. (AE)                     33,905             498
Henry Schein, Inc. (AE)                                30,766           1,220
Hooper Holmes, Inc.                                    29,200              84
Idexx Laboratories, Inc. (AE)                           6,981             490
ImClone Systems, Inc. (AE)(N)                             900              31
Inamed Corp. (AE)                                       8,215             584
Invitrogen Corp. (AE)                                  15,683             997
IVAX Corp. (AE)(N)                                      5,500             157
Kos Pharmaceuticals, Inc. (AE)                          5,350             321
KV Pharmaceutical Co. Class A (AE)(N)                  30,813             528
LabOne, Inc. (AE)(N)                                    4,650             204
LifePoint Hospitals, Inc. (AE)                         13,955             546
Ligand Pharmaceuticals, Inc. Class B (AE)(N)           13,900             120
Lincare Holdings, Inc. (AE)                             1,600              65
Millennium Pharmaceuticals, Inc. (AE)                   9,600              88
Nabi Biopharmaceuticals (AE)(N)                        41,001             527
Omnicare, Inc.                                          3,000             162
Omnicell, Inc. (AE)(N)                                  4,970              53
PacifiCare Health Systems, Inc. (AE)                    8,860             730

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Par Pharmaceutical Cos., Inc. (AE)(N)                  20,264             524
Pediatrix Medical Group, Inc. (AE)                      4,800             370
PolyMedica Corp.                                       14,642             483
PSS World Medical, Inc. (AE)                           77,193           1,075
Psychiatric Solutions, Inc. (AE)(N)                     4,470             245
Quality Systems, Inc. (N)                               6,000             401
Rotech Healthcare, Inc. (AE)(N)                        15,033             304
Stericycle, Inc. (AE)                                  14,288             822
Sunrise Senior Living, Inc. (AE)(N)                    15,370             497
Techne Corp. (AE)                                       2,200             119
United Therapeutics Corp. (AE)                          5,270             389
US Physical Therapy, Inc. (AE)                         23,100             416
Varian Medical Systems, Inc. (AE)                       3,900             178
WellCare Health Plans, Inc. (AE)(N)                     3,700             117
Zoll Medical Corp. (AE)                                 4,600             114
Zymogenetics, Inc. (AE)                                 2,252              39
                                                                 ------------
                                                                       20,938
                                                                 ------------

Integrated Oils - 0.1%
Murphy Oil Corp.                                        4,600             215
                                                                 ------------

Materials and Processing - 6.2%
Acuity Brands, Inc.                                    14,242             396
Agrium, Inc.                                            7,425             157
Airgas, Inc.                                           18,433             521
Albany International Corp. Class A                      5,350             207
Allegheny Technologies, Inc.                           15,390             442
Apogee Enterprises, Inc.                               23,825             390
Arch Chemicals, Inc.                                    3,600              95
Armor Holdings, Inc. (AE)                               6,200             277
Ashland, Inc.                                           3,650             195
Buckeye Technologies, Inc. (AE)                        12,300              92
Commercial Metals Co.                                  10,166             323
Compx International, Inc.                               6,900             109
Crown Holdings, Inc. (AE)                              19,700             320
Cytec Industries, Inc.                                  5,800             240
Dycom Industries, Inc. (AE)                             2,500              50
EMCOR Group, Inc. (AE)                                  4,500             274
FMC Corp. (AE)                                          3,400             185
GrafTech International, Ltd. (AE)                      19,200              94
Graphic Packaging Corp. (AE)(N)                        32,500              86
Griffon Corp. (AE)(N)                                  12,800             282
Jacobs Engineering Group, Inc. (AE)                    16,052           1,023
Lennox International, Inc.                              3,600             100
Martin Marietta Materials, Inc.                         3,390             268
Novelis, Inc.                                           9,150             180
Olin Corp.                                             11,125             199
PAN American Silver Corp. (AE)(N)                       7,970             127
Precision Castparts Corp.                               5,000             237

                                           Tax-Managed Mid & Small Cap Fund  199

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Quanta Services, Inc. (AE)(N)                          23,225             267
RBC Bearings, Inc. (AE)                                18,385             287
Rogers Corp. (AE)(N)                                   11,975             447
Royal Gold, Inc. (N)                                    2,800              64
RPM International, Inc.                                 8,201             153
Sonoco Products Co.                                     6,100             173
Southern Copper Corp. (N)                               4,000             221
Spartech Corp.                                          6,900             131
Standard Register Co. (The)                            20,000             304
Steel Dynamics, Inc. (N)                                8,750             271
Universal Forest Products, Inc.                         3,500             194
URS Corp. (AE)                                            500              20
USG Corp. (AE)(N)                                       5,492             325
Washington Group International, Inc. (AE)               1,346              67
Wausau Paper Corp. (AE)                                 9,800             107
Worthington Industries, Inc. (N)                       22,582             454
                                                                 ------------
                                                                       10,354
                                                                 ------------

Miscellaneous - 0.4%
Carlisle Cos., Inc.                                     2,191             146
Lancaster Colony Corp.                                  4,400             176
Walter Industries, Inc. (N)                             7,353             336
                                                                 ------------
                                                                          658
                                                                 ------------

Other Energy - 7.0%
Arch Coal, Inc. (N)                                     3,900             301
Cal Dive International, Inc. (AE)(N)                   17,426           1,072
CARBO Ceramics, Inc.                                    2,550             151
Consol Energy, Inc.                                     6,210             378
Cooper Cameron Corp. (AE)                              12,726             938
Encore Acquisition Co. (AE)                            15,759             541
Forest Oil Corp. (AE)                                  10,649             465
Foundation Coal Holdings, Inc.                          5,400             203
Global Industries, Ltd. (AE)                           34,504             439
Global Power Equipment Group, Inc. (AE)(N)             33,625             211
Grant Prideco, Inc. (AE)                               18,696             727
Grey Wolf, Inc. (AE)(N)                                13,100             101
Hanover Compressor Co. (AE)(N)                         36,648             471
Houston Exploration Co. (AE)                            4,700             242
James River Coal Co. (AE)(N)                           10,792             461
Key Energy Services, Inc. (AE)                         24,300             328
Matrix Service Co. (AE)(N)                             25,555             251
National-Oilwell Varco, Inc. (AE)                       3,428             214
Oil States International, Inc. (AE)                     4,100             136
Patterson-UTI Energy, Inc.                              5,300             181
Peabody Energy Corp.                                    6,800             532
Pioneer Drilling Co. (AE)                              21,370             366
Plains Exploration & Production Co. (AE)                8,967             350
Range Resources Corp.                                  11,690             417
Remington Oil & Gas Corp. (AE)                         11,585             405

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SEACOR Holdings, Inc. (AE)(N)                           5,950             426
Tesoro Corp.                                            9,100             556
W-H Energy Services, Inc. (AE)                         14,150             429
XTO Energy, Inc.                                        8,533             371
                                                                 ------------
                                                                       11,663
                                                                 ------------

Producer Durables - 8.7%
American Tower Corp. Class A (AE)                       3,600              86
Ametek, Inc.                                            8,888             362
Andrew Corp. (AE)                                      46,117             490
Applied Industrial Technologies, Inc.                   5,707             188
Applied Signal Technology, Inc. (N)                    16,040             275
BE Aerospace, Inc. (AE)                                57,314           1,039
Briggs & Stratton Corp.                                11,525             369
C&D Technologies, Inc.                                 47,538             434
Champion Enterprises, Inc. (AE)                        47,212             655
Cognex Corp.                                           12,901             369
Crane Co.                                              25,984             805
Crown Castle International Corp. (AE)                  19,400             476
Cymer, Inc. (AE)                                       11,220             391
Dionex Corp. (AE)                                       4,800             232
Donaldson Co., Inc.                                    18,292             572
Duratek, Inc. (AE)                                     18,620             266
Entegris, Inc. (AE)                                     5,800              57
Esterline Technologies Corp. (AE)                      16,130             607
General Cable Corp. (AE)(N)                            30,590             497
IDEX Corp.                                             12,728             509
Joy Global, Inc.                                        7,940             364
Kadant, Inc. (AE)                                      13,975             235
Lam Research Corp. (AE)                                17,440             588
Lennar Corp. Class A                                    6,700             372
Lincoln Electric Holdings, Inc.                         7,025             278
Littelfuse, Inc. (AE)                                  24,980             612
Mattson Technology, Inc. (AE)(N)                       41,875             330
MDC Holdings, Inc.                                      4,047             278
Orbital Sciences Corp. (AE)(N)                         11,051             129
Park-Ohio Holdings Corp. (AE)                          17,989             298
Pentair, Inc.                                           8,100             263
Photon Dynamics, Inc. (AE)(N)                          29,463             513
Power-One, Inc. (AE)(N)                                22,100             126
Powerwave Technologies, Inc. (AE)(N)                   36,250             406
Technical Olympic USA, Inc. (AE)(N)                    12,036             254
Terex Corp. (AE)                                        6,700             368

 200  Tax-Managed Mid & Small Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                10,087             382
WCI Communities, Inc. (AE)(N)                           1,003              25
                                                                 ------------
                                                                       14,500
                                                                 ------------

Technology - 12.2%
3Com Corp. (AE)                                        17,700              68
Actel Corp. (AE)                                        8,300             116
Agere Systems, Inc. (AE)                                7,616              79
Agile Software Corp. (AE)                              92,756             659
AMIS Holdings, Inc. (AE)                               29,900             333
Anixter International, Inc.                            16,400             608
Ansys, Inc. (AE)                                        8,300             309
Avid Technology, Inc. (AE)                             11,480             565
Avnet, Inc. (AE)                                        4,100              95
Avocent Corp. (AE)                                     28,320             868
BEA Systems, Inc. (AE)                                 11,300             100
Benchmark Electronics, Inc. (AE)                       29,160             819
Black Box Corp.                                         3,431             138
Broadwing Corp. (AE)(N)                                28,000             178
Cognizant Technology Solutions Corp. Class A
   (AE)                                                 3,000             132
Comverse Technology, Inc. (AE)                         14,380             361
CSG Systems International, Inc. (AE)                    3,803              89
Cypress Semiconductor Corp. (AE)(N)                     4,700              64
Ditech Communications Corp. (AE)(N)                    17,100             109
Emulex Corp. (AE)                                       3,448              64
Excel Technology, Inc. (AE)                             4,000             105
Filenet Corp. (AE)                                     33,113             932
Formfactor, Inc. (AE)                                   2,374              58
Harris Corp.                                            3,600             148
Hutchinson Technology, Inc. (AE)                       13,400             332
Hyperion Solutions Corp. (AE)                          19,212             929
Informatica Corp. (AE)                                 60,271             717
Integrated Device Technology, Inc. (AE)                75,062             742
Internet Security Systems, Inc. (AE)                   31,047             765
Intersil Corp. Class A                                  5,200             118
InterVoice, Inc. (AE)(N)                               35,990             335
IXYS Corp. (AE)                                        33,905             347
JDS Uniphase Corp. (AE)                               165,400             347
Juniper Networks, Inc. (AE)                            15,300             357
Kemet Corp. (AE)                                       17,800             123
Lattice Semiconductor Corp. (AE)                       19,700              86
Leadis Technology, Inc. (AE)                           16,000              84
Macrovision Corp. (AE)                                 40,753             768
Mantech International Corp. Class A (AE)               25,063             694
McAfee, Inc. (AE)                                       3,400             102
Microchip Technology, Inc.                             13,250             400
Microsemi Corp. (AE)                                   11,300             262
NetIQ Corp. (AE)                                       36,700             440
ON Semiconductor Corp. (AE)                             9,500              44

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Openwave Systems, Inc. (AE)(N)                         17,990             322
Perot Systems Corp. Class A (AE)                       20,350             282
Redback Networks, Inc. (AE)(N)                         32,402             341
RSA Security, Inc. (AE)                                17,900             204
SanDisk Corp. (AE)                                      4,360             257
Semtech Corp. (AE)                                      3,600              54
Silicon Laboratories, Inc. (AE)(N)                     11,200             360
SiRF Technology Holdings, Inc. (AE)                    10,240             264
SRA International, Inc. Class A (AE)                    4,400             144
Sybase, Inc. (AE)                                      21,501             478
Sycamore Networks, Inc. (AE)                           15,200              59
Syntel, Inc. (N)                                        5,141             104
Trident Microsystems, Inc. (AE)(N)                     11,850             359
UNOVA, Inc. (AE)(N)                                    20,007             620
Utstarcom, Inc. (AE)(N)                                15,000              83
Varian, Inc. (AE)                                       8,688             320
Vignette Corp. (AE)(N)                                  8,677             144
Western Digital Corp. (AE)(N)                           6,300              76
Witness Systems, Inc. (AE)                             17,530             344
Zebra Technologies Corp. Class A (AE)                  16,846             726
                                                                 ------------
                                                                       20,530
                                                                 ------------

Utilities - 3.9%
Alaska Communications Systems Group, Inc. (N)          29,300             322
Alltel Corp.                                              754              47
Aquila, Inc. (AE)                                      67,325             238
Cablevision Systems Corp. Class A (AE)                  4,300             107
Cascade Natural Gas Corp.                               5,400             111
Central Vermont Public Service Corp. (N)                6,600             106
CMS Energy Corp. (AE)                                  25,125             375
Empire District Electric Co. (The) (N)                  4,900              99
Great Plains Energy, Inc. (N)                           5,300             152
Laclede Group, Inc. (The)                              11,100             332
Middlesex Water Co. (N)                                 3,200              68
NeuStar, Inc. Class A (AE)                             19,400             594
New Jersey Resources Corp.                              4,300             186
Northwest Natural Gas Co. (N)                           8,700             301
NorthWestern Corp.                                      9,725             289
NSTAR                                                   6,176             168
NTL, Inc. (AE)(N)                                         800              49
Otter Tail Corp. (N)                                    4,700             140
PNM Resources, Inc.                                     9,275             235
Premiere Global Services, Inc. (AE)                     5,268              45
Questar Corp.                                           3,710             292
SCANA Corp.                                             8,400             333
Southwest Gas Corp.                                     7,455             203

                                           Tax-Managed Mid & Small Cap Fund  201

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Southwestern Energy Co. (AE)                            9,700             704
Telephone & Data Systems, Inc.                          1,200              45
Telephone & Data Systems, Inc. Special Shares           1,200              43
Western Gas Resources, Inc.                            12,447             539
Wisconsin Energy Corp.                                  9,500             360
                                                                 ------------
                                                                        6,483
                                                                 ------------

TOTAL COMMON STOCKS
(cost $128,331)                                                       156,122
                                                                 ------------
SHORT-TERM INVESTMENTS - 6.8%
Frank Russell Investment Company Money Market
   Fund                                            10,598,000          10,598
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                    800             797
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $11,395)                                                         11,395
                                                                 ------------

OTHER SECURITIES - 22.5%
Frank Russell Investment Company Money Market
   Fund (X)                                        12,360,535          12,360
State Street Securities Lending Quality Trust
   (X)                                             25,325,569          25,326
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $37,686)                                                         37,686
                                                                 ------------

TOTAL INVESTMENTS - 122.5%
(identified cost $177,412)                                            205,203

OTHER ASSETS AND LIABILITIES,
NET - (22.5%)                                                         (37,649)
                                                                 ------------

NET ASSETS - 100.0%                                                   167,554
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 2000 Index
   expiration date 12/05 (18)                               5,843               (275)

Russell 2000 Mini Index
   expiration date 12/05 (71)                               4,609               (138)

S&P 500 Index
   expiration date 12/05 (2)                                  605                  9
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (404)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 202  Tax-Managed Mid & Small Cap Fund

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED MID & SMALL CAP FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       4.0
Consumer Discretionary                                       18.7
Consumer Staples                                              1.4
Financial Services                                           18.1
Health Care                                                  12.5
Integrated Oils                                               0.1
Materials and Processing                                      6.2
Miscellaneous                                                 0.4
Other Energy                                                  7.0
Producer Durables                                             8.7
Technology                                                   12.2
Utilities                                                     3.9
Short-Term Investments                                        6.8
Other Securities                                             22.5
                                                  ---------------
Total Investments                                           122.5
Other Assets and Liabilities, Net                           (22.5)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.2)

  See accompanying notes which are an integral part of the financial statements.

                                           Tax-Managed Mid & Small Cap Fund  203

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  SELECT GROWTH - CLASS I           RUSSELL 1000(R) GROWTH **
                                                                  -----------------------           -------------------------
Inception *                                                                10000                              10000
2001                                                                        6710                               6804
2002                                                                        5350                               5469
2003                                                                        7100                               6662
2004                                                                        7180                               6887
2005                                                                        7910                               7494

Select Growth - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.07%
Inception*                             (4.92)%sec.

Select Growth - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  9.60%
Inception*                             (5.20)%sec.

Select Growth - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.76%
Inception*                             (6.01)%sec.

Select Growth - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.17%
Inception*                             (4.82)%sec.

Russell 1000(R) Growth Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.81%
Inception*                             (5.95)%sec.

 204  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Select Growth Fund Class I, Class S, Class E and Class C Shares gained 10.17%, 10.07%, 9.60% and 8.76%, respectively. This compared to the Russell 1000(R) Growth Index, which gained 8.81% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Growth Funds Average returned 10.09%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Stocks within the energy, utility and consumer staples sectors benefited from sharply higher oil prices and rising interest rates and the impact these developments could have on consumer spending and corporate profits. Smaller capitalization companies and select technology and health care stocks also outperformed due to pockets of strength in the semiconductor, computer technology, biotechnology, specialty pharmaceutical and health care management and service industries. In contrast, the more economically sensitive sectors such as materials and processing, autos and transportation and consumer discretionary underperformed on perceptions of slowing global economic growth and rising input costs.

The Fund faced a headwind because of underweights to energy-related and health care stocks and overweights to more economically sensitive sectors such as consumer discretionary and technology. Nevertheless, the Fund benefited from its exposure to smaller capitalization companies. Stocks held within the consumer discretionary, health care and technology sectors were additional sources of added value in the period.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's stock selection was the primary driver of its outperformance. Much of this strength was centered in the technology and consumer discretionary sectors, where consumer electronics and computer stocks performed well. Health care stock selection was also positive due to overweights in health care facilities, medical systems and health care management companies.

The Fund's sector positioning detracted from its performance due to underweights in some of the best performing sectors. The other energy, utilities, health care and consumer staples sectors were underweight.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The multi-manager structure of the Fund ensured exposure to each of the primary sectors within its Russell 1000(R) Growth Index benchmark. The different strategies employed by the Fund's money managers led to wide dispersion in performance; however, all of the Fund's money managers outperformed their respective benchmarks in the fiscal year. Delaware Management Company, Inc. was the best performer with strong stock selection making up for weak sector allocation. Delaware's key positive contributors came from selection within the consumer discretionary, health care and technology sectors where commercial service, biotechnology and computer technology stocks did well. The earnings momentum strategy followed by Turner Investment Partners, Inc. added value through overweighting health care management and service stocks. Fuller & Thaler Asset Management, Inc. and CapitalWorks Investment Partners, LLC benefited from their focus on the better performing small capitalization stocks. Finally, Ark Asset Management Co., Inc. outperformed through strong stock selection in the consumer discretionary and technology sectors, particularly in the consumer electronics, hotel and computer technology areas. Positive stock selection offset Ark's weak sector allocation.

                                                         Select Growth Fund  205

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

TCW Investment Management Company, which pursued a concentrated core growth strategy, was replaced with Transamerica Investment Management, LLC, a growth equity money manager in late 2004. In early 2005, Transamerica's growth team left to join Delaware. FRIMCo terminated Transamerica and hired Delaware. These changes did not materially alter the Fund's structure. Like TCW, Delaware seeks to identify companies it believes have the ability to generate long-term sustainable rates of growth.

Money Managers as of                                                      Styles
October 31, 2005


Ark Asset Management Co., Inc.                      Growth
CapitalWorks Investment Partners, LLC               Growth
Delaware Management Company (a series of
   Delaware Management Business Trust)              Growth
Fuller & Thaler Asset Management, Inc.              Growth
Turner Investment Partners, Inc.                    Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     The Select Growth Fund commenced operations on January 31, 2001.

** The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 206  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,092.40      $     1,013.76
Expenses Paid During
Period*                       $        11.97      $        11.52

* Expenses are equal to the Fund's annualized expense ratio of 2.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). On an annual basis and based on average daily net assets, the annualized expense ratio is 2.23% as contractually agreed to by the adviser. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,097.60      $     1,018.45
Expenses Paid During
Period*                       $         7.08      $         6.82

* Expenses are equal to the Fund's annualized expense ratio of 1.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,100.10      $     1,020.42
Expenses Paid During
Period*                       $         5.03      $         4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,099.20      $     1,019.46
Expenses Paid During
Period*                       $         6.03      $         5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                         Select Growth Fund  207

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.0%
Auto and Transportation - 2.0%
Burlington Northern Santa Fe Corp.                      9,700             602
Expeditors International Washington, Inc.              13,500             819
FedEx Corp.                                             6,400             589
Freightcar America, Inc.                                3,000             131
Hayes Lemmerz International, Inc. (AE)(N)              10,200              40
Mesa Air Group, Inc. (AE)(N)                           12,700             143
Norfolk Southern Corp.                                 10,600             426
Pacer International, Inc.                               5,600             145
United Parcel Service, Inc. Class B                    11,000             802
                                                                 ------------
                                                                        3,697
                                                                 ------------

Consumer Discretionary - 18.3%
24/7 Real Media, Inc. (AE)                             21,300             136
Activision, Inc. (AE)                                  14,000             221
AMN Healthcare Services, Inc. (AE)                     15,800             261
AnnTaylor Stores Corp. (AE)                            13,800             335
aQuantive, Inc. (AE)(N)                                15,500             335
Best Buy Co., Inc.                                     32,160           1,423
BJ's Restaurants, Inc. (AE)(N)                          4,100              89
Buca, Inc. (AE)(N)                                     19,900             116
Casual Male Retail Group, Inc. (AE)                    20,200             116
Charlotte Russe Holding, Inc. (AE)                      8,800             155
Chemed Corp.                                            2,800             135
Coach, Inc. (AE)                                       24,180             778
Cross Country Healthcare, Inc. (AE)                    10,000             182
Crown Media Holdings, Inc. Class A (AE)(N)             12,100             129
DiamondCluster International, Inc. (AE)                10,800              69
eBay, Inc. (AE)                                        58,560           2,319
Electronic Arts, Inc. (AE)                             37,390           2,127
Emerson Radio (AE)                                     23,200              78
Ezcorp, Inc. Class A (AE)                               7,100             104
Google, Inc. Class A (AE)                              11,062           4,117
Gray Television, Inc.                                  11,700             105
Gymboree Corp. (AE)                                    14,600             258
Hudson Highland Group, Inc. (AE)                        5,800             139
International Game Technology                          32,000             848
J Jill Group, Inc. (AE)                                 6,200              79
Kohl's Corp. (AE)                                      19,100             919
Liberty Global, Inc. Series A (AE)(N)                  22,000             545
Liberty Global, Inc. Series C (AE)                     22,000             522
LIFE TIME Fitness, Inc. (AE)                            4,300             160
Lifeline Systems, Inc. (AE)                             5,200             172
LoJack Corp. (AE)                                       5,000              95
Lowe's Cos., Inc.                                      13,700             832
MGM Mirage (AE)                                        36,970           1,381
Monster Worldwide, Inc. (AE)                            6,700             220
MPS Group, Inc. (AE)                                   10,300             128

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Multimedia Games, Inc. (AE)(N)                         11,100             110
Nordstrom, Inc.                                        25,970             900
Office Depot, Inc. (AE)                                17,900             493
On Assignment, Inc. (AE)                                9,200              78
Royal Caribbean Cruises, Ltd. (N)                       7,100             294
Scientific Games Corp. Class A (AE)                     8,100             243
Sears Holdings Corp. (AE)                               6,100             733
Sharper Image Corp. (AE)(N)                             7,600              77
Sirius Satellite Radio, Inc. (AE)(N)                   94,980             593
Sportsman's Guide, Inc. (The) (AE)                      4,700             124
Stamps.com, Inc. (AE)                                   4,700              95
Staples, Inc.                                          45,000           1,023
Starbucks Corp. (AE)                                   29,456             833
Starwood Hotels & Resorts Worldwide, Inc. (o)          21,700           1,268
Steven Madden, Ltd. (AE)                               10,800             277
Target Corp.                                            1,920             107
Texas Roadhouse, Inc. Class A (AE)(N)                   6,600             104
Time Warner, Inc.                                      28,700             512
Urban Outfitters, Inc. (AE)                             4,800             136
Valuevision Media, Inc. Class A (AE)                    9,700              95
Ventiv Health, Inc. (AE)                                6,600             167
Wal-Mart Stores, Inc.                                  15,000             710
WebSideStory, Inc. (AE)                                 9,200             160
Weight Watchers International, Inc. (AE)               14,500             762
XM Satellite Radio Holdings, Inc. Class A (AE)         41,200           1,188
Yahoo!, Inc. (AE)                                      71,819           2,655
                                                                 ------------
                                                                       33,365
                                                                 ------------

Consumer Staples - 8.5%
Altria Group, Inc.                                     10,400             781
Coca-Cola Co. (The)                                     8,500             364
Colgate-Palmolive Co.                                  14,000             741
CVS Corp.                                              28,400             693
PepsiCo, Inc.                                          68,245           4,032
Procter & Gamble Co.                                  105,177           5,889
Walgreen Co.                                           36,200           1,645
Whole Foods Market, Inc.                                4,870             702
WM Wrigley Jr Co.                                       8,740             607
                                                                 ------------
                                                                       15,454
                                                                 ------------

Financial Services - 7.4%
Advent Software, Inc. (AE)                             11,200             344
American Express Co.                                   50,534           2,515
American International Group, Inc.                     31,370           2,033

 208  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Automatic Data Processing, Inc.                        15,500             723
Capital One Financial Corp.                             9,500             725
Charles Schwab Corp. (The)                             37,280             567
Chicago Mercantile Exchange                             4,160           1,519
Commerce Bancorp, Inc.                                 16,500             503
Cybersource Corp. (AE)                                 28,596             192
First Data Corp.                                       25,000           1,011
HealthExtras, Inc. (AE)                                 2,800              59
Investors Financial Services Corp. (N)                  9,600             366
MCF Corp. (AE)                                         19,600              21
Moody's Corp.                                          15,000             799
Morgan Stanley                                         17,180             935
Paychex, Inc.                                          27,000           1,046
Pico Holdings, Inc. (AE)                                3,800             128
Rewards Network, Inc. (AE)                             12,000              65
                                                                 ------------
                                                                       13,551
                                                                 ------------

Health Care - 19.8%
Albany Molecular Research, Inc. (AE)                    7,900             106
Alexion Pharmaceuticals, Inc. (AE)(N)                   2,300              63
Alkermes, Inc. (AE)                                     9,600             156
Allergan, Inc.                                         12,000           1,072
Amgen, Inc. (AE)                                       43,100           3,265
Anadys Pharmaceuticals, Inc. (AE)                       8,200              81
Arthrocare Corp. (AE)(N)                                5,023             184
Barr Pharmaceuticals, Inc. (AE)                         2,400             138
Bruker BioSciences Corp. (AE)                          20,400              85
Caremark Rx, Inc. (AE)                                 45,615           2,390
Cellegy Pharmaceuticals, Inc. (AE)                     14,300              17
Cutera, Inc. (AE)(N)                                    6,300             173
Cytyc Corp. (AE)                                        7,200             183
DaVita, Inc. (AE)                                      12,100             595
Dendreon Corp. (AE)(N)                                 11,900              73
Digene Corp. (AE)(N)                                    4,600             139
Foxhollow Technologies, Inc. (AE)(N)                    4,800             217
Genentech, Inc. (AE)                                   38,445           3,483
Gentiva Health Services, Inc. (AE)                      1,400              21
Gilead Sciences, Inc. (AE)                             28,875           1,364
GTx, Inc. (AE)(N)                                       9,100              80
Hologic, Inc. (AE)                                      2,200             122
Human Genome Sciences, Inc. (AE)(N)                    55,300             462
ICU Medical, Inc. (AE)(N)                               3,400             119
Illumina, Inc. (AE)                                     8,000             125
Johnson & Johnson                                      76,930           4,817
Kinetic Concepts, Inc. (AE)                            11,600             416
Lifecore Biomedical, Inc. (AE)                          6,700              96
Medco Health Solutions, Inc. (AE)                       9,500             537
Medimmune, Inc. (AE)                                   22,800             798
Medtronic, Inc.                                        38,190           2,164
Meridian Bioscience, Inc.                               6,300             132
Merit Medical Systems, Inc. (AE)                        5,600              67
Myogen, Inc. (AE)(N)                                    7,700             154
Nabi Biopharmaceuticals (AE)(N)                         9,442             121

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Natus Medical, Inc. (AE)                               10,800             177
Neose Technologies, Inc. (AE)                          16,300              32
Neurocrine Biosciences, Inc. (AE)(N)                    2,700             143
Novartis AG - ADR                                       6,700             361
Novavax, Inc. (AE)                                     17,600              71
Omnicare, Inc.                                         10,900             590
Omnicell, Inc. (AE)(N)                                 14,800             157
OraSure Technologies, Inc. (AE)                        10,500             116
Panacos Pharmaceuticals, Inc. (AE)                     38,900             307
Pfizer, Inc.                                           21,900             476
Phase Forward, Inc. (AE)                                9,800             107
Rita Medical Systems, Inc. (AE)(N)                     19,500              65
SonoSite, Inc. (AE)(N)                                  3,600             106
St. Jude Medical, Inc. (AE)                            38,510           1,851
Stryker Corp.                                           9,600             394
Symmetry Medical, Inc. (AE)                             5,400             120
Theravance, Inc. (AE)                                   4,900             106
UnitedHealth Group, Inc.                               53,350           3,088
Valeant Pharmaceuticals International                  14,100             242
WellPoint, Inc. (AE)                                   20,500           1,531
Wyeth                                                  26,400           1,176
Zimmer Holdings, Inc. (AE)                             13,000             829
                                                                 ------------
                                                                       36,060
                                                                 ------------

Materials and Processing - 2.7%
Archer-Daniels-Midland Co.                             30,620             746
Cemex SA de CV - ADR                                   11,650             607
Ceradyne, Inc. (AE)(N)                                  8,500             333
Dow Chemical Co. (The)                                 11,200             514
Harsco Corp.                                            3,000             193
Housevalues, Inc. (AE)(N)                               6,100              90
Insituform Technologies, Inc. Class A (AE)              5,300              95
Layne Christensen Co. (AE)                              4,600              97
Monsanto Co.                                            8,000             504
Nucor Corp.                                             9,000             539
Praxair, Inc.                                          18,000             889
Quanta Services, Inc. (AE)                             16,300             187
Unifi, Inc. (AE)                                       27,100              79
                                                                 ------------
                                                                        4,873
                                                                 ------------

Miscellaneous - 4.8%
General Electric Co.                                  218,328           7,404
ITT Industries, Inc.                                    5,270             535
Johnson Controls, Inc.                                  7,070             481
Trinity Industries, Inc.                                7,000             266
                                                                 ------------
                                                                        8,686
                                                                 ------------

                                                         Select Growth Fund  209

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Other Energy - 2.1%
Baker Hughes, Inc.                                      7,400             407
ENSCO International, Inc.                               4,900             223
EOG Resources, Inc.                                    10,500             712
Grant Prideco, Inc. (AE)                                9,700             377
Halliburton Co.                                         9,170             542
National-Oilwell Varco, Inc. (AE)                       2,300             144
Newfield Exploration Co. (AE)                          20,500             929
Petroquest Energy, Inc. (AE)                           11,300             110
Todco Class A                                           5,600             250
Westmoreland Coal Co. (AE)                              4,200             113
                                                                 ------------
                                                                        3,807
                                                                 ------------

Producer Durables - 4.1%
American Tower Corp. Class A (AE)                       6,400             153
Applied Materials, Inc.                               130,397           2,136
Boeing Co.                                             27,830           1,799
BTU International, Inc. (AE)                            3,100              44
Caterpillar, Inc.                                      12,600             663
Deere & Co.                                             8,400             510
Distributed Energy Systems Corp. (AE)(N)               14,500             116
Entegris, Inc. (AE)                                    20,127             196
General Cable Corp. (AE)(N)                             8,000             130
Herman Miller, Inc.                                    14,700             403
Intevac, Inc. (AE)(N)                                   8,222              75
KLA-Tencor Corp.                                       13,100             606
Ladish Co., Inc. (AE)                                   5,000             100
Radyne Comstream Corp. (AE)(N)                         11,300             132
Southern Energy Homes, Inc. (AE)                       16,500              98
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                 4,300             162
Zygo Corp. (AE)(N)                                      6,000              80
                                                                 ------------
                                                                        7,403
                                                                 ------------

Technology - 23.0%
Actuate Corp. (AE)                                     16,200              46
Agile Software Corp. (AE)                              36,500             259
Akamai Technologies, Inc. (AE)                         14,700             255
American Science & Engineering, Inc. (AE)               2,700             155
Apple Computer, Inc. (AE)                              28,574           1,646
ATI Technologies, Inc. (AE)                            33,100             478
Autodesk, Inc.                                          3,900             176
Blue Coat Systems, Inc. (AE)                            3,600             169
Bottomline Technologies, Inc. (AE)                      5,900              75
Broadcom Corp. Class A (AE)                            26,070           1,107
Cadence Design Systems, Inc. (AE)                      11,800             189
California Micro Devices CP (AE)                        8,100              73
Captaris, Inc. (AE)                                    15,100              54
Centillium Communications, Inc. (AE)                   26,526             102
Computer Associates International, Inc.                     8              --

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Comverse Technology, Inc. (AE)                          7,300             183
Corning, Inc. (AE)                                     59,815           1,202
Electronics for Imaging, Inc. (AE)                      6,600             166
EMC Corp. (AE)                                         82,867           1,157
Equinix, Inc. (AE)                                      2,700             100
Genesis Microchip, Inc. (AE)                            5,800             112
Hewlett-Packard Co.                                    40,390           1,132
Ibasis, Inc. (AE)(N)                                   19,800              39
Informatica Corp. (AE)                                 24,000             286
Integrated Silicon Solutions, Inc. (AE)(N)              9,800              76
International Business Machines Corp.                  11,700             958
Intersil Corp. Class A                                  7,300             166
Intuit, Inc. (AE)                                      18,000             827
JDA Software Group, Inc. (AE)                           6,800             110
Juniper Networks, Inc. (AE)(N)                         39,300             917
Lawson Software, Inc. (AE)(N)                          19,900             152
Lucent Technologies, Inc. (AE)(N)                     186,370             531
Manugistics Group, Inc. (AE)                           32,000              59
Marvell Technology Group, Ltd. (AE)                    22,680           1,053
Matrixone, Inc. (AE)                                   36,000             181
Maxim Integrated Products, Inc.                        25,600             888
Micron Technology, Inc. (AE)(N)                        41,730             542
Microsoft Corp.                                       212,800           5,469
Monolithic Power Systems, Inc. (AE)                     8,700             112
Motorola, Inc.                                        152,700           3,384
National Semiconductor Corp.                           49,800           1,127
NAVTEQ Corp. (AE)                                      16,300             638
Neoware Systems, Inc. (AE)(N)                           7,500             141
Nuance Communications, Inc. (AE)(N)                    18,800              97
Nvidia Corp. (AE)                                      25,700             862
O2Micro International, Ltd. (AE)                        7,992             105
Openwave Systems, Inc. (AE)(N)                         12,800             229
Palm, Inc. (AE)(N)                                     12,600             324
Qualcomm, Inc.                                        111,500           4,433
Quest Software, Inc. (AE)                               8,900             124
Radiant Systems, Inc. (AE)                              8,900             101
Redback Networks, Inc. (AE)                            39,720             417
Saba Software, Inc. (AE)                               18,325              64
Safeguard Scientifics, Inc. (AE)                       35,500              53
SanDisk Corp. (AE)                                     51,750           3,047
Seachange International, Inc. (AE)                     18,400             115
Selectica, Inc. (AE)                                   13,800              41
Silicon Image, Inc. (AE)                               47,400             435
Sun Microsystems, Inc. (AE)                           164,460             658
Supertex, Inc. (AE)                                     4,500             165
SYKES Enterprises, Inc. (AE)                           10,500             152
Texas Instruments, Inc.                               110,441           3,153

 210  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Transwitch Corp. (AE)                                  49,800              80
Ultimate Software Group, Inc. (AE)                      5,600              95
Viasat, Inc. (AE)                                       7,200             178
Vishay Intertechnology, Inc. (AE)                      26,600             302
WatchGuard Technologies, Inc. (AE)                     17,600              61
                                                                 ------------
                                                                       41,783
                                                                 ------------

Utilities - 1.3%
Alamosa Holdings, Inc. (AE)                            12,100             179
America Movil SA de CV Series L                        31,644             831
Exelon Corp.                                            6,200             322
MDU Communications International, Inc. (AE)(N)         29,200              51
Sprint Nextel Corp.                                    35,000             816
Talk America Holdings, Inc. (AE)(N)                    11,400             110
                                                                 ------------
                                                                        2,309
                                                                 ------------
TOTAL COMMON STOCKS
(cost $152,183)                                                       170,988
                                                                 ------------

SHORT-TERM INVESTMENTS - 5.2%
Frank Russell Investment Company Money Market
   Fund                                             8,192,000           8,192
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  1,200           1,196
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $9,388)                                                           9,388
                                                                 ------------

OTHER SECURITIES - 6.2%
Frank Russell Investment Company Money Market
   Fund (X)                                         3,707,787           3,708
State Street Securities Lending Quality Trust
   (X)                                              7,596,905           7,597
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $11,305)                                                         11,305
                                                                 ------------

TOTAL INVESTMENTS - 105.4%
(identified cost $172,876)                                            191,681

OTHER ASSETS AND LIABILITIES,
NET - (5.4%)                                                           (9,841)
                                                                 ------------

NET ASSETS - 100.0%                                                   181,840
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Nasdaq 100 Index
   expiration date 12/05 (20)                               3,173                (45)

Russell 1000 Growth Index
   expiration date 12/05 (6)                                1,487                (44)

S&P 500 E-Mini Index
   expiration date 12/05 (27)                               1,633                (40)

S&P 500 Index
   expiration date 12/05 (12)                               3,629                 47
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        (82)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                         Select Growth Fund  211

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.0
Consumer Discretionary                                       18.3
Consumer Staples                                              8.5
Financial Services                                            7.4
Health Care                                                  19.8
Materials and Processing                                      2.7
Miscellaneous                                                 4.8
Other Energy                                                  2.1
Producer Durables                                             4.1
Technology                                                   23.0
Utilities                                                     1.3
Short-Term Investments                                        5.2
Other Securities                                              6.2
                                                  ---------------
Total Investments                                           105.4
Other Assets and Liabilities, Net                            (5.4)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 212  Select Growth Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                   SELECT VALUE - CLASS I            RUSSELL 1000(R) VALUE **
                                                                   ----------------------            ------------------------
Inception *                                                                10000                              10000
2001                                                                        8608                               8684
2002                                                                        7599                               7813
2003                                                                        9316                               9601
2004                                                                       10692                              11084
2005                                                                       12043                              12400

Select Value Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.36%
Inception*                              3.85%sec.

Select Value Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.14%
Inception*                              3.57%sec.

Select Value Fund - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.23%
Inception*                              2.69%sec.

Select Value Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.63%
Inception*                              3.99%sec.

Russell 1000()(R) Value Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.86%
Inception*                              4.50%sec.

 214  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Select Value Fund Class I, Class S, Class E and Class C Shares gained 12.63%, 12.36%, 12.14% and 11.23%, respectively. This compared to the Russell 1000(R) Value Index, which gained 11.86% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Value Funds Average returned 9.68%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Over the period, the best performing stocks in the U.S. value universe were typically mid-capitalization stocks with strong growth characteristics. Most of these stocks possessed one or more of the following characteristics: low yield, low beta, small to middle market capitalization and high earnings growth. The performance of these stocks appeared to be driven by continued economic growth and strong earnings for U.S. companies. These stocks also benefited from a return to favor in late 2004 after struggling for most of the year. These factors had a positive impact on the Fund's performance given its overweight in higher growth and mid-capitalization stocks relative to benchmark.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Since the Fund was biased toward higher growth, lower yielding and mid-capitalization value stocks relative to the Fund's benchmark, the market environment was favorable for the Fund; however, the strong performance of the energy sector had a slightly negative impact on the Fund due to the Fund's modest underweight in energy stocks. Stock selection was positive in most sectors, but the strongest gains were achieved in health care, consumer discretionary and utilities. Finally, the Fund's policy of always being fully invested contributed to positive performance, as equity markets generally rose during the period.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The strong relative performance of deep value, high dividend-paying and mid-capitalization stocks made those stocks less fundamentally attractive in recent periods. Given their bias towards owning stocks with both attractive values and good growth prospects, the Fund's money managers, moved towards higher growth, larger capitalization stocks. As a result, the Fund had a pronounced tilt toward stocks with higher valuations and higher growth characteristics, e.g., health care stocks. This tilt contributed positively to performance over the last 12 months. On the other hand, the Fund's money managers' search for value caused them to move away from the increasingly expensive energy sector. The Fund's underweight in energy had a negative impact on performance in the fiscal year.

Systematic Financial Management, L.P. and Iridian Asset Management, LLC were strong contributors to the Fund's excess returns. Systematic added value through strong stock selection in the financials, other energy and consumer discretionary sectors, while Iridian's strongest gains came from stock selection in health care and utilities. DePrince, Race & Zollo, Inc. underperformed due largely to zero exposure to energy stocks and poor stock selection within the materials and consumer staples sectors.

                                                          Select Value Fund  215

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There have been no changes to the money manager line-up. The Fund continues to emphasize stocks with higher growth and lower dividend profiles relative to benchmark. The Fund's underweight to financial services stocks has increased significantly over the last twelve months as the Fund's money managers believed these stocks to be fundamentally unattractive.

Money Managers as of                                                       Style
October 31, 2005


DePrince, Race & Zollo, Inc.                         Value
Iridian Asset Management, LLC                        Value
MFS Institutional Advisors, Inc.                     Value
Netols Asset Management, Inc.                        Value
Systematic Financial Management, L.P.                Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     The Select Value Fund commenced operations on January 31, 2001.

** Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 216  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,055.20      $     1,014.17
Expenses Paid During
Period*                       $        11.34      $        11.12

* Expenses are equal to the Fund's annualized expense ratio of 2.19% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,059.20      $     1,018.70
Expenses Paid During
Period*                       $         6.70      $         6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,061.20      $     1,020.57
Expenses Paid During
Period*                       $         4.78      $         4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,060.40      $     1,019.61
Expenses Paid During
Period*                       $         5.76      $         5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          Select Value Fund  217

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.7%
Auto and Transportation - 1.2%
Aviall, Inc. (AE)                                      16,904             533
Burlington Northern Santa Fe Corp.                     16,930           1,051
CNF, Inc.                                               3,970             223
Fleetwood Enterprises, Inc. (AE)(N)                    34,908             386
Keystone Automotive Industries, Inc. (AE)              16,571             474
Norfolk Southern Corp.                                  6,300             253
United Parcel Service, Inc. Class B                    13,800           1,007
Wabash National Corp. (N)                               7,831             144
Wabtec Corp.                                           19,467             530
                                                                 ------------
                                                                        4,601
                                                                 ------------

Consumer Discretionary - 10.0%
Abercrombie & Fitch Co. Class A                        16,600             863
Accenture, Ltd. Class A                                56,960           1,499
Administaff, Inc. (N)                                  12,008             508
Arbitron, Inc.                                          7,648             286
California Pizza Kitchen, Inc. (AE)(N)                 12,566             402
Casual Male Retail Group, Inc. (AE)(N)                 33,050             191
Copart, Inc. (AE)                                      14,971             350
Corinthian Colleges, Inc. (AE)(N)                      31,291             389
DeVry, Inc. (AE)                                       17,999             407
DiamondCluster International, Inc. (AE)                46,529             299
Family Dollar Stores, Inc.                             42,100             932
Gap, Inc. (The)                                        53,570             926
Harman International Industries, Inc.                  11,600           1,158
Harrah's Entertainment, Inc.                           43,400           2,625
Hasbro, Inc.                                           68,820           1,297
J Jill Group, Inc. (AE)                                25,110             319
Jarden Corp. (AE)(N)                                    8,749             296
JC Penney Co., Inc.                                    69,100           3,538
Kimberly-Clark Corp.                                   36,150           2,055
Limited Brands, Inc.                                   48,600             973
Lowe's Cos., Inc.                                       9,880             600
McCormick & Schmick's Seafood Restaurants, Inc.
   (AE)                                                11,296             254
McDonald's Corp.                                       89,600           2,831
Newell Rubbermaid, Inc.                                26,900             618
Nike, Inc. Class B                                     15,100           1,269
Nordstrom, Inc.                                        32,100           1,112
Playboy Enterprises, Inc. Class B (AE)(N)              29,596             448
Polo Ralph Lauren Corp. (N)                            13,700             674
Reader's Digest Association, Inc. (The)                26,243             402
Reed Elsevier PLC - ADR                                16,080             586
Sabre Holdings Corp. Class A                           30,500             596
Service Corp. International                            43,229             362
Source Interlink Cos., Inc. (AE)(N)                    15,364             156
Sports Authority, Inc. (The) (AE)(N)                   12,733             355

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Thomson - ADR (N)                                      15,100             285
Time Warner, Inc.                                      34,100             608
TJX Cos., Inc.                                         30,640             660
Tribune Co. (N)                                        14,130             445
Viacom, Inc. Class B                                   34,954           1,083
Walt Disney Co.                                        53,600           1,306
Waste Management, Inc.                                 34,600           1,021
Westwood One, Inc.                                     15,252             282
Yum! Brands, Inc.                                      22,100           1,124
                                                                 ------------
                                                                       36,390
                                                                 ------------

Consumer Staples - 4.4%
Alliance One International, Inc.                       32,192              80
Altria Group, Inc.                                     65,770           4,936
Coca-Cola Co. (The)                                    20,800             890
Colgate-Palmolive Co.                                  20,600           1,091
Del Monte Foods Co. (AE)(N)                            33,350             353
Diageo PLC - ADR (N)                                    7,100             422
General Mills, Inc.                                    10,100             487
HJ Heinz Co.                                           49,500           1,757
Kellogg Co.                                            30,760           1,359
Kroger Co. (The) (AE)                                  56,200           1,118
Lance, Inc.                                            21,511             377
Molson Coors Brewing Co. Class B (N)                   13,200             814
Nestle SA - ADR                                         7,070             526
PepsiCo, Inc.                                          10,080             596
Procter & Gamble Co.                                   14,300             801
Sara Lee Corp.                                         29,510             527
                                                                 ------------
                                                                       16,134
                                                                 ------------

Financial Services - 24.1%
Aflac, Inc.                                             5,760             275
AG Edwards, Inc.                                       22,500             952
Allmerica Financial Corp.                              11,062             422
Allstate Corp. (The)                                   70,350           3,714
American Express Co.                                   17,030             848
American International Group, Inc.                     70,200           4,549
Ameriprise Financial, Inc.                              3,406             127
AmSouth Bancorp                                        21,100             532
AON Corp.                                              37,000           1,253
Bank of America Corp.                                 224,366           9,814
Bank of New York Co., Inc. (The)                       30,400             951
Bear Stearns Cos., Inc. (The)                          18,800           1,989
BISYS Group, Inc. (The) (AE)                           25,025             317
Chubb Corp.                                             5,670             527
Cigna Corp.                                            10,900           1,263
Citigroup, Inc.                                       163,520           7,486

 218  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                             10,400             549
Dow Jones & Co., Inc. (N)                              21,300             722
E*Trade Financial Corp. (AE)                           78,800           1,462
Fannie Mae                                             25,330           1,204
Federated Investors, Inc. Class B                      14,600             511
First Data Corp.                                       88,713           3,588
First Industrial Realty Trust, Inc. (o)(N)              9,254             376
Franklin Resources, Inc.                                4,970             439
Freddie Mac                                            67,970           4,170
GATX Corp. (N)                                         12,898             482
Goldman Sachs Group, Inc.                              32,680           4,130
Hartford Financial Services Group, Inc.                25,910           2,066
Huntington Bancshares, Inc.                            44,300           1,030
JPMorgan Chase & Co.                                   81,100           2,970
Kronos, Inc. (AE)                                       8,135             373
Lehman Brothers Holdings, Inc.                          5,250             628
Lincoln National Corp.                                  5,600             283
Loews Corp.                                            11,500           1,069
MBNA Corp.                                             18,160             464
Mellon Financial Corp.                                 26,680             846
Merrill Lynch & Co., Inc.                              54,400           3,522
Metlife, Inc.                                          73,780           3,646
Montpelier Re Holdings, Ltd. (N)                       18,588             374
Morgan Stanley                                         44,800           2,438
North Fork Bancorporation, Inc.                        24,000             608
PNC Financial Services Group, Inc.                     28,120           1,707
Prudential Financial, Inc.                             16,900           1,230
South Financial Group, Inc. (The) (N)                  19,700             543
St. Paul Travelers Cos., Inc. (The)                    23,500           1,058
SunTrust Banks, Inc.                                   43,350           3,142
UBS AG                                                  9,100             780
UnionBanCal Corp.                                      12,600             863
US Bancorp                                             56,200           1,662
W Holding Co., Inc. (N)                                 5,384              42
Washington Mutual, Inc.                                43,888           1,738
Wells Fargo & Co.                                      13,030             784
Westamerica Bancorporation                              3,710             198
Zions Bancorporation                                   14,700           1,080
                                                                 ------------
                                                                       87,796
                                                                 ------------

Health Care - 10.0%
Abbott Laboratories                                    35,120           1,512
Amgen, Inc. (AE)                                       44,100           3,341
Baxter International, Inc.                             35,240           1,347
Biogen Idec, Inc. (AE)                                 96,815           3,933
Biovail Corp. (AE)(N)                                  30,000             654
Boston Scientific Corp. (AE)                          112,700           2,831
Coventry Health Care, Inc. (AE)                        18,300             988
Eli Lilly & Co.                                        24,640           1,227
Gentiva Health Services, Inc. (AE)                     27,455             403
Genzyme Corp. (AE)                                     19,600           1,417

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Johnson & Johnson                                      47,860           2,997
KV Pharmaceutical Co. Class A (AE)(N)                  24,859             426
LifePoint Hospitals, Inc. (AE)                         11,256             440
Merck & Co., Inc.                                      70,970           2,003
Par Pharmaceutical Cos., Inc. (AE)(N)                  16,351             423
Pfizer, Inc.                                          130,640           2,840
PolyMedica Corp.                                       11,813             390
PSS World Medical, Inc. (AE)                           42,107             586
Rotech Healthcare, Inc. (AE)                           11,439             232
Sunrise Senior Living, Inc. (AE)(N)                    12,418             402
UnitedHealth Group, Inc.                               38,900           2,252
US Physical Therapy, Inc. (AE)                         18,632             336
WellPoint, Inc. (AE)                                   44,500           3,323
Wyeth                                                  46,340           2,065
                                                                 ------------
                                                                       36,368
                                                                 ------------

Integrated Oils - 5.5%
Amerada Hess Corp.                                      5,900             738
Chevron Corp.                                          81,062           4,626
ConocoPhillips                                         78,470           5,130
Exxon Mobil Corp.                                     120,130           6,744
Marathon Oil Corp.                                     17,800           1,071
Occidental Petroleum Corp.                              2,200             174
Total SA - ADR (N)                                     11,450           1,443
                                                                 ------------
                                                                       19,926
                                                                 ------------

Materials and Processing - 8.3%
Acuity Brands, Inc.                                    11,489             319
Air Liquide - ADR (N)                                   5,080             185
Air Products & Chemicals, Inc.                         18,160           1,039
Airgas, Inc.                                           14,729             416
Alcoa, Inc.                                            37,600             913
Allegheny Technologies, Inc.                           30,100             864
American Standard Cos., Inc.                           54,500           2,073
Archer-Daniels-Midland Co.                             70,220           1,711
Avery Dennison Corp. (N)                               19,100           1,082
Bemis Co. (N)                                          38,800           1,025
Bowater, Inc. (N)                                      35,120             931
Cabot Corp. (N)                                        15,800             539
Commercial Metals Co.                                   8,199             261
Dow Chemical Co. (The)                                 63,540           2,914
EI Du Pont de Nemours & Co.                            49,840           2,078
Engelhard Corp.                                        19,800             539
International Paper Co.                                67,270           1,963
Lafarge North America, Inc.                            12,400             750
Masco Corp.                                            56,190           1,601
MeadWestvaco Corp.                                     30,800             808

                                                          Select Value Fund  219

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Monsanto Co.                                           29,000           1,827
Nalco Holding Co. (AE)(N)                              12,130             206
Packaging Corp. of America                             30,100             611
PPG Industries, Inc.                                   22,330           1,339
Praxair, Inc.                                          28,550           1,411
Rohm & Haas Co.                                        20,000             871
Smurfit-Stone Container Corp. (AE)                     19,620             207
Syngenta AG - ADR                                      31,960             687
Valspar Corp.                                          32,200             710
Worthington Industries, Inc. (N)                       18,225             367
                                                                 ------------
                                                                       30,247
                                                                 ------------

Miscellaneous - 3.5%
3M Co.                                                  9,900             752
Fortune Brands, Inc.                                   23,200           1,762
General Electric Co.                                   58,800           1,994
Hillenbrand Industries, Inc.                           13,100             604
Honeywell International, Inc.                          35,900           1,228
Textron, Inc.                                          20,700           1,491
Tyco International, Ltd.                              102,200           2,697
Vivendi Universal SA - ADR                             67,500           2,121
                                                                 ------------
                                                                       12,649
                                                                 ------------
Other Energy - 4.9%
Burlington Resources, Inc.                             28,600           2,066
Cal Dive International, Inc. (AE)(N)                    7,780             479
Chesapeake Energy Corp.                                87,300           2,802
Cimarex Energy Co. (AE)                                24,400             958
Devon Energy Corp.                                     49,080           2,963
Encore Acquisition Co. (AE)                            12,744             437
EOG Resources, Inc.                                    30,720           2,082
Global Industries, Ltd. (AE)                           27,835             354
Hanover Compressor Co. (AE)(N)                         31,057             399
James River Coal Co. (AE)                               8,706             372
Kerr-McGee Corp.                                       18,600           1,582
Matrix Service Co. (AE)(N)                             20,616             203
Noble Corp.                                             8,700             560
Remington Oil & Gas Corp. (AE)                          9,346             327
Sunoco, Inc.                                           13,700           1,021
Transocean, Inc. (AE)                                  11,400             655
Valero Energy Corp.                                     4,400             463
                                                                 ------------
                                                                       17,723
                                                                 ------------

Producer Durables - 8.4%
Agilent Technologies, Inc. (AE)                        81,100           2,596
American Power Conversion Corp.                        36,900             789
Ametek, Inc.                                            7,207             293
Applied Signal Technology, Inc. (N)                    13,000             223
BE Aerospace, Inc. (AE)                                30,168             547
Boeing Co.                                             19,300           1,248
C&D Technologies, Inc.                                 38,365             350
Champion Enterprises, Inc. (AE)                        38,092             529
Cognex Corp.                                           10,416             298

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cooper Industries, Ltd. Class A                        10,400             737
Crane Co.                                              13,289             411
Deere & Co.                                            34,370           2,086
Diebold, Inc. (N)                                      15,500             560
Dover Corp.                                            50,700           1,976
Duratek, Inc. (AE)                                     15,066             215
Emerson Electric Co.                                    8,090             563
Esterline Technologies Corp. (AE)                      13,106             493
General Cable Corp. (AE)(N)                            25,444             413
Hubbell, Inc. Class B                                  21,400           1,031
IDEX Corp.                                             10,387             416
Illinois Tool Works, Inc.                               9,190             779
Ingersoll-Rand Co. Class A                             25,000             945
Koninklijke Philips Electronics NV                     44,300           1,159
Lennar Corp. Class A (N)                               36,400           2,023
Lockheed Martin Corp.                                  31,930           1,934
Northrop Grumman Corp.                                 52,310           2,806
Park-Ohio Holdings Corp. (AE)(N)                       14,510             240
Sandvik AB - ADR                                        1,900              91
United Technologies Corp.                              45,780           2,348
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                 8,136             308
WW Grainger, Inc.                                       7,280             488
Xerox Corp. (AE)                                      134,100           1,820
                                                                 ------------
                                                                       30,715
                                                                 ------------

Technology - 4.9%
Analog Devices, Inc.                                   11,180             389
Avid Technology, Inc. (AE)                              9,264             456
Cisco Systems, Inc. (AE)                               25,600             447
Computer Associates International, Inc.                   197               5
EMC Corp. (AE)                                         30,600             427
Filenet Corp. (AE)                                     10,100             284
General Dynamics Corp.                                 17,900           2,082
Harris Corp. (N)                                       13,700             563
Hewlett-Packard Co.                                    64,900           1,820
Integrated Device Technology, Inc. (AE)                32,381             320
Intel Corp.                                            65,200           1,532
International Business Machines Corp.                  29,200           2,391
Internet Security Systems, Inc. (AE)                   13,199             325
InterVoice, Inc. (AE)(N)                               29,131             271
IXYS Corp. (AE)                                        26,440             271
Mantech International Corp. Class A (AE)               17,012             471
McAfee, Inc. (AE)                                      19,100             574
Micron Technology, Inc. (AE)(N)                        32,900             427

 220  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Motorola, Inc.                                         33,200             736
National Semiconductor Corp.                           17,600             398
Nvidia Corp. (AE)                                      26,700             896
Oracle Corp. (AE)                                      44,820             568
Seagate Technology, Inc. (AE)                           1,900              --
Sybase, Inc. (AE)                                      17,352             386
Symantec Corp. (AE)                                    20,700             494
Tellabs, Inc. (AE)                                     85,046             813
Texas Instruments, Inc.                                14,700             420
                                                                 ------------
                                                                       17,766
                                                                 ------------

Utilities - 7.5%
Alltel Corp.                                           38,200           2,363
America Movil SA de CV Series L                        71,900           1,887
BellSouth Corp.                                        34,500             898
Citizens Communications Co.                            69,200             847
Consolidated Edison, Inc. (N)                          20,600             937
Constellation Energy Group, Inc.                       11,500             630
Dominion Resources, Inc.                               28,410           2,162
Edison International                                   10,600             464
Entergy Corp.                                           5,150             364
Exelon Corp.                                           23,050           1,199
FPL Group, Inc.                                         4,030             174
NII Holdings, Inc. (AE)(N)                              8,000             663
Northeast Utilities                                    28,000             509
PPL Corp.                                              40,120           1,257
Progress Energy, Inc.                                   1,300              --
Public Service Enterprise Group, Inc.                   6,960             438
SBC Communications, Inc.                               87,400           2,085
Sprint Nextel Corp.                                   192,020           4,476
TXU Corp.                                               4,840             488
UGI Corp.                                              22,500             531
Verizon Communications, Inc.                          121,140           3,817
Vodafone Group PLC - ADR                               46,408           1,219
                                                                 ------------
                                                                       27,408
                                                                 ------------

TOTAL COMMON STOCKS
(cost $297,489)                                                       337,723
                                                                 ------------

SHORT-TERM INVESTMENTS - 6.3%
Frank Russell Investment Company Money Market
   Fund                                            21,745,000          21,745
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  1,100           1,096
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $22,841)                                                         22,841
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 5.0%
Frank Russell Investment Company Money Market
   Fund (X)                                         5,967,591           5,968
State Street Securities Lending Quality Trust
   (X)                                             12,227,030          12,227
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $18,195)                                                         18,195
                                                                 ------------

TOTAL INVESTMENTS - 104.0%
(identified cost $338,525)                                            378,759

OTHER ASSETS AND LIABILITIES,
NET - (4.0%)                                                          (14,451)
                                                                 ------------

NET ASSETS - 100.0%                                                   364,308
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                          Select Value Fund  221

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Value Index
   expiration date 12/05 (29)                               9,606               (381)

S&P 500 E-Mini Index
   expiration date 12/05 (56)                               3,387                (67)

S&P 500 Index
   expiration date 12/05 (36)                              10,888                 95
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (353)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       1.2
Consumer Discretionary                                       10.0
Consumer Staples                                              4.4
Financial Services                                           24.1
Health Care                                                  10.0
Integrated Oils                                               5.5
Materials and Processing                                      8.3
Miscellaneous                                                 3.5
Other Energy                                                  4.9
Producer Durables                                             8.4
Technology                                                    4.9
Utilities                                                     7.5
Short-Term Investments                                        6.3
Other Securities                                              5.0
                                                  ---------------
Total Investments                                           104.0
Other Assets and Liabilities, Net                            (4.0)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

See accompanying notes which are an integral part of the financial statements.

 222  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Nonincome-producing security.
(I)   Forward commitment.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(f) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(o)   Real Estate Investment Trust (REIT).
(u)   Bond is insured by a guarantor.
(B)   Illiquid security.
(O)   In default.
(c)   At amortized cost, which approximates market.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(S) All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(x) The security is purchased with the cash collateral from the securities loaned.
(N)   All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(A)   Illiquid and restricted security.
(a)   Currency balances were held in connection with futures contracts purchased
      (sold), options written, or swaps entered into by the Fund. See Note 2.

ABBREVIATIONS:

ADR - American Depositary Receipt
ADS - American Depositary Share
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

FOREIGN CURRENCY ABBREVIATIONS:

   ARS - Argentine peso                    HKD - Hong Kong dollar                  PHP - Philippine peso
   AUD - Australian dollar                 HUF - Hungarian forint                  PKR - Pakistani rupee
   BRL - Brazilian real                    IDR - Indonesian rupiah                 PLN - Polish zloty
   CAD - Canadian dollar                   ILS - Israeli shekel                    RUB - Russian ruble
   CHF - Swiss franc                       INR - Indian rupee                      SEK - Swedish krona
   CLP - Chilean peso                      ITL - Italian lira                      SGD - Singapore dollar
   CNY - Chinese renminbi yuan             JPY - Japanese yen                      SKK - Slovakian koruna
   COP - Colombian peso                    KES - Kenyan schilling                  THB - Thai baht
   CRC - Costa Rica colon                  KRW - South Korean won                  TRY - Turkish lira
   CZK - Czech koruna                      MXN - Mexican peso                      TWD - Taiwanese dollar
   DKK - Danish krone                      MYR - Malaysian ringgit                 USD - United States dollar
   EGP - Egyptian pound                    NOK - Norwegian krone                   VEB - Venezuelan bolivar
   EUR - Euro                              NZD - New Zealand dollar                VND - Vietnam dong
   GBP - British pound sterling            PEN - Peruvian nouveau sol              ZAR - South African rand

                                          Notes to Schedules of Investments  223

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                                                          DIVERSIFIED EQUITY        SPECIAL GROWTH
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                           $         2,570,301    $            984,440
---------------------------------------------------------------------------------------------------------------------
Investments, at market***                                                           2,858,404               1,116,560
Cash                                                                                       --                      --
Cash (restricted)                                                                          --                      --
Foreign currency holdings*                                                                 --                      --
Unrealized appreciation on foreign currency exchange contracts                             --                      --
Receivables:
      Dividends and interest                                                            2,184                     366
      Dividends from affiliated money market funds                                        544                     122
      Investments sold                                                                 37,417                  16,235
      Fund shares sold                                                                  4,645                   1,872
      Foreign taxes recoverable                                                            --                      --
      Miscellaneous receivables                                                            --                      --
      From adviser                                                                         52                      13
      Daily variation margin on futures contracts                                       1,989                     883
Prepaid expenses                                                                           22                      10
Unrealized appreciation on index swap contracts                                            --                      --
Interest rate swap contracts, at market value*****                                         --                      --
                                                                          -------------------    --------------------
Total assets                                                                        2,905,257               1,136,061
                                                                          -------------------    --------------------

LIABILITIES
Payables:
      Investments purchased                                                            40,833                  13,631
      Fund shares redeemed                                                              2,720                   2,102
      Accrued fees to affiliates                                                        2,232                   1,022
      Other accrued expenses                                                              156                     119
      Daily variation margin on futures contracts                                          --                      --
      Deferred tax liability                                                               --                      --
Unrealized depreciation on foreign currency exchange contracts                             --                      --
Options written, at market value**                                                         --                      --
Payable upon return of securities loaned                                              122,297                 181,187
Unrealized depreciation on index swap contracts                                            --                      --
Interest rate swap contracts, at market value*****                                         --                      --
Unrealized depreciation on credit default swaps****                                        --                      --
                                                                          -------------------    --------------------
Total liabilities                                                                     168,238                 198,061
                                                                          -------------------    --------------------

NET ASSETS                                                                $         2,737,019    $            938,000
                                                                          ===================    ====================
Net Assets Consist of:
Undistributed (overdistributed) net investment income                     $               587    $                 (1)
Accumulated net realized gain (loss)                                                   49,357                  87,156
Unrealized appreciation (depreciation) on:
      Investments (Emerging Markets Fund - net of deferred tax
       liability for foreign capital gains taxes)                                     288,103                 132,120
      Futures contracts                                                                (3,239)                 (1,486)
      Options written                                                                      --                      --
      Credit default swaps                                                                 --                      --
      Index swap contracts                                                                 --                      --
      Interest rate swap contracts                                                         --                      --
      Foreign currency-related transactions                                                --                      --
Shares of beneficial interest                                                             617                     180
Additional paid-in capital                                                          2,401,594                 720,031
                                                                          -------------------    --------------------
NET ASSETS                                                                $         2,737,019    $            938,000
                                                                          ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 224  Statement of Assets and Liabilities

    QUANTITATIVE EQUITY    INTERNATIONAL SECURITIES    EMERGING MARKETS      REAL ESTATE      SHORT DURATION
           FUND                      FUND                    FUND          SECURITIES FUND      BOND FUND
------------------------------------------------------------------------------------------------------------
      $    2,596,776            $    2,625,018          $      630,528     $    1,234,017     $    1,270,440
------------------------------------------------------------------------------------------------------------
           2,901,396                 2,996,887                 851,790          1,672,186          1,256,058
                  --                        80                     104                 --                 --
                  --                     1,060                      --                 --                 --
                  --                     5,711                   8,633                 --                 12
                  --                     3,917                     502                 --                 20
               2,373                     2,664                   1,121              3,946              8,343
                 365                       600                      98                160                172
               8,931                    13,915                   8,351              8,878                 --
               4,216                     4,662                   1,468              2,721              1,716
                  --                       154                       3                 --                 --
                  --                        --                      --                 --                 --
                  54                        53                       9                 16                 27
               1,581                     3,529                     437                 --                 --
                  18                        43                       1                 18                 --
                  --                       511                      --                 --                 --
                  --                        --                      --                 --                 17
      --------------            --------------          --------------     --------------     --------------
           2,918,934                 3,033,786                 872,517          1,687,925          1,266,365
      --------------            --------------          --------------     --------------     --------------

               6,376                    11,582                   6,420              6,646             45,547
               2,923                     1,401                     456              1,125              1,459
               2,302                     2,393                     966              1,372                602
                 165                       305                     205                109                 98
                  --                        --                      --                 --                 45
                  --                        --                     876                 --                 --
                  --                     8,372                     709                 --                 --
                  --                       210                     862                 --                265
              74,488                   541,953                  15,121            122,392              4,171
                  --                        13                      --                 --                 --
                  --                        --                      --                 --                598
                  --                        --                      --                 --                 --
      --------------            --------------          --------------     --------------     --------------
              86,254                   566,229                  25,615            131,644             52,785
      --------------            --------------          --------------     --------------     --------------

      $    2,832,680            $    2,467,557          $      846,902     $    1,556,281     $    1,213,580
      ==============            ==============          ==============     ==============     ==============
      $          714            $       17,725          $        4,215     $        1,374     $        3,335
             105,773                    71,743                  18,797            170,100             (9,181)
             304,620                   371,869                 220,386            438,169            (14,382)
              (1,747)                    4,371                     301                 --             (1,065)
                  --                       (36)                   (138)                --                 57
                  --                        --                      --                 --                 --
                  --                       498                      --                 --                 --
                  --                        --                      --                 --               (456)
                  --                    (4,559)                   (246)                --                 20
                 741                       379                     491                331                650
           2,422,579                 2,005,567                 603,096            946,307          1,234,602
      --------------            --------------          --------------     --------------     --------------
      $    2,832,680            $    2,467,557          $      846,902     $    1,556,281     $    1,213,580
      ==============            ==============          ==============     ==============     ==============

  See accompanying notes which are an integral part of the financial statements.
                                        Statement of Assets and Liabilities  225

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2005

                                                                          DIVERSIFIED EQUITY        SPECIAL GROWTH
                                                                                 FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share: Class C******                               $             43.08    $              47.85
      Class C -- Net assets                                               $       126,122,431    $         56,083,684
      Class C -- Shares outstanding ($.01 par value)                                2,927,637               1,171,965
   Net asset value per share: Class E******                               $             44.46    $              50.79
      Class E -- Net assets                                               $        53,227,020    $         21,436,378
      Class E -- Shares outstanding ($.01 par value)                                1,197,313                 422,055
   Net asset value per share: Class I******                               $                --    $                 --
      Class I -- Net assets                                               $                --    $                 --
      Class I -- Shares outstanding ($.01 par value)                                       --                      --
   Net asset value per share: Class S******                               $             44.45    $              52.52
      Class S -- Net assets                                               $     2,557,669,156    $        860,480,177
      Class S -- Shares outstanding ($.01 par value)                               57,536,175              16,383,941
---------------------------------------------------------------------------------------------------------------------
Amounts in thousands
*      Foreign currency holdings - cost                                   $                --    $                 --
**     Premiums received on options written                               $                --    $                 --
***    Securities on loan included in investments                         $           119,235    $            179,997
****   Credit default swap contracts - premiums paid (received)           $                --    $                 --
*****  Interest rate swap contracts - premiums paid (received)            $                --    $                 --
****** Net asset value per share equals class level net assets divided by
      class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

 226  Statement of Assets and Liabilities

    QUANTITATIVE EQUITY    INTERNATIONAL SECURITIES    EMERGING MARKETS      REAL ESTATE      SHORT DURATION
           FUND                      FUND                    FUND          SECURITIES FUND      BOND FUND
------------------------------------------------------------------------------------------------------------
      $        37.22            $        62.35          $        16.73     $        46.08     $        18.63
      $  128,236,284            $  118,556,420          $   33,961,278     $   81,876,013     $   30,290,443
           3,445,331                 1,901,551               2,030,323          1,776,920          1,625,762
      $        38.18            $        64.66          $        17.25     $        46.62     $        18.70
      $   53,724,886            $   49,489,762          $   18,854,860     $   40,295,713     $   24,850,650
           1,407,292                   765,351               1,093,038            864,412          1,329,031
      $           --            $           --          $           --     $           --     $           --
      $           --            $           --          $           --     $           --     $           --
                  --                        --                      --                 --                 --
      $        38.28            $        65.35          $        17.25     $        47.03     $        18.67
      $2,650,718,404            $2,299,510,966          $  794,085,634     $1,434,109,063     $1,158,439,136
          69,245,903                35,189,801              46,026,021         30,493,073         62,041,384
------------------------------------------------------------------------------------------------------------
      $           --            $        5,743          $        8,666     $           --     $           12
      $           --            $          174          $          724     $           --     $          322
      $       73,754            $      520,883          $       14,931     $      120,447     $        4,081
      $           --            $           --          $           --     $           --     $           --
      $           --            $           --          $           --     $           --     $         (125)

  See accompanying notes which are an integral part of the financial statements.
                                        Statement of Assets and Liabilities  227

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                                                           DIVERSIFIED BOND       MULTISTRATEGY BOND
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                                           $         2,036,894    $          2,584,354
---------------------------------------------------------------------------------------------------------------------
Investments, at market***                                                           2,017,620               2,574,171
Cash                                                                                    1,061                      36
Cash (restricted)                                                                          --                     100
Foreign currency holdings*                                                                  2                     443
Unrealized appreciation on foreign currency exchange contracts                            174                     575
Receivables:
      Dividends and interest                                                           11,860                  13,730
      Dividends from affiliated money market funds                                        544                     964
      Investments sold                                                                 32,545                  79,466
      Fund shares sold                                                                  3,853                   5,982
      Foreign taxes recoverable                                                            --                      --
      Miscellaneous receivables                                                             5                      --
      From adviser                                                                         58                      48
      Daily variation margin on futures contracts                                          10                      38
Prepaid expenses                                                                           33                      40
Unrealized appreciation on index swap contracts                                            --                      --
Interest rate swap contracts, at market value*****                                         47                      93
                                                                          -------------------    --------------------
Total assets                                                                        2,067,812               2,675,686
                                                                          -------------------    --------------------

LIABILITIES
Payables:
      Investments purchased                                                           298,547                 370,885
      Fund shares redeemed                                                                654                     814
      Accrued fees to affiliates                                                          942                   1,351
      Other accrued expenses                                                              113                     115
      Daily variation margin on futures contracts                                          39                      14
      Deferred tax liability                                                               --                      --
Unrealized depreciation on foreign currency exchange contracts                            381                     750
Options written, at market value**                                                        263                     499
Payable upon return of securities loaned                                               92,600                 419,946
Unrealized depreciation on index swap contracts                                            --                      60
Interest rate swap contracts, at market value*****                                        974                   1,835
Unrealized depreciation on credit default swaps****                                        --                     155
                                                                          -------------------    --------------------
Total liabilities                                                                     394,513                 796,424
                                                                          -------------------    --------------------
NET ASSETS                                                                $         1,673,299    $          1,879,262
                                                                          ===================    ====================
Net Assets Consist of:
Undistributed (overdistributed) net investment income                     $             6,263    $              7,040
Accumulated net realized gain (loss)                                                   (3,725)                  4,215
Unrealized appreciation (depreciation) on:
      Investments (Emerging Markets Fund - net of deferred tax
       liability for foreign capital gains taxes)                                     (19,274)                (10,183)
      Futures contracts                                                                (2,620)                 (2,763)
      Options written                                                                     (94)                     64
      Credit default swaps                                                                 --                      14
      Index swap contracts                                                                 --                     (60)
      Interest rate swap contracts                                                       (440)                   (921)
      Foreign currency-related transactions                                              (207)                   (177)
Shares of beneficial interest                                                             718                   1,819
Additional paid-in capital                                                          1,692,678               1,880,214
                                                                          -------------------    --------------------
NET ASSETS                                                                $         1,673,299    $          1,879,262
                                                                          ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 228  Statement of Assets and Liabilities

      TAX EXEMPT       TAX-MANAGED      TAX-MANAGED MID &    SELECT GROWTH      SELECT VALUE
      BOND FUND       LARGE CAP FUND     SMALL CAP FUND           FUND              FUND
---------------------------------------------------------------------------------------------
    $      244,462    $      324,809     $      177,412      $      172,876    $      338,525
---------------------------------------------------------------------------------------------
           245,174           415,845            205,203             191,681           378,759
                --                --                 --                  --                10
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
             3,176               281                 40                  71               301
                23                52                 37                  29                58
             4,168             1,295              1,435               4,376             4,140
               519             1,052                563                 819             1,781
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                 8                 32                  71                --
                --               147                229                 102               145
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
    --------------    --------------     --------------      --------------    --------------
           253,060           418,680            207,539             197,149           385,194
    --------------    --------------     --------------      --------------    --------------

             5,122               778              2,040               3,811             2,229
               122               312                 52                  19               122
               107               321                161                 137               293
                40                39                 46                  37                47
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
                --             4,975             37,686              11,305            18,195
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
    --------------    --------------     --------------      --------------    --------------
             5,391             6,425             39,985              15,309            20,886
    --------------    --------------     --------------      --------------    --------------

    $      247,669    $      412,255     $      167,554      $      181,840    $      364,308
    ==============    ==============     ==============      ==============    ==============
    $          679    $        2,110     $           --      $           43    $           74
            (1,039)          (99,179)           (10,068)            (18,291)            7,150
               712            91,036             27,791              18,805            40,234
                --              (193)              (404)                (82)             (353)
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
                --                --                 --                  --                --
               115               227                137                 231               319
           247,202           418,254            150,098             181,134           316,884
    --------------    --------------     --------------      --------------    --------------
    $      247,669    $      412,255     $      167,554      $      181,840    $      364,308
    ==============    ==============     ==============      ==============    ==============

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities  229

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2005

                                                                           DIVERSIFIED BOND       MULTISTRATEGY BOND
                                                                                 FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share:
   Net asset value per share: Class C******                               $             23.80    $              10.31
      Class C -- Net assets                                               $        53,203,568    $         69,426,888
      Class C -- Shares outstanding ($.01 par value)                                2,235,725               6,731,282
   Net asset value per share: Class E******                               $             23.87    $              10.32
      Class E -- Net assets                                               $        49,514,395    $         38,311,073
      Class E -- Shares outstanding ($.01 par value)                                2,074,369               3,710,828
   Net asset value per share: Class I******                               $                --    $                 --
      Class I -- Net assets                                               $                --    $                 --
      Class I -- Shares outstanding ($.01 par value)                                       --                      --
   Net asset value per share: Class S******                               $             23.28    $              10.33
      Class S -- Net assets                                               $     1,570,581,049    $      1,771,524,305
      Class S -- Shares outstanding ($.01 par value)                               67,451,900             171,437,413
---------------------------------------------------------------------------------------------------------------------
Amounts in thousands
*      Foreign currency holdings - cost                                   $                 1    $                466
**     Premiums received on options written                               $               169    $                563
***    Securities on loan included in investments                         $            90,699    $            411,674
****   Credit default swap contracts - premiums paid (received)           $                --    $               (169)
*****  Interest rate swap contracts - premiums paid (received)            $              (487)   $               (821)
****** Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding

See accompanying notes which are an integral part of the financial statements.

 230  Statement of Assets and Liabilities

      TAX EXEMPT       TAX MANAGED      TAX MANAGED MID &    SELECT GROWTH      SELECT VALUE
      BOND FUND       LARGE CAP FUND     SMALL CAP FUND           FUND              FUND
---------------------------------------------------------------------------------------------

    $        21.45    $        17.68     $        11.59      $         7.45    $        11.27
    $   10,492,585    $   16,954,949     $    9,294,852      $    8,149,437    $   21,227,818
           489,203           959,124            801,663           1,094,484         1,884,355
    $        21.52    $        18.09     $        12.13      $         7.76    $        11.43
    $    8,572,085    $    8,695,037     $    1,662,815      $    4,254,596    $    8,770,392
           398,415           480,727            137,057             548,135           767,039
    $           --    $           --     $           --      $         7.91    $        11.46
    $           --    $           --     $           --      $  112,112,166    $  135,759,123
                --                --                 --          14,172,949        11,844,628
    $        21.49    $        18.16     $        12.27      $         7.87    $        11.44
    $  228,604,570    $  386,605,069     $  156,596,228      $   57,324,152    $  198,550,433
        10,638,202        21,286,508         12,761,521           7,287,351        17,358,345
---------------------------------------------------------------------------------------------

    $           --    $           --     $           --      $           --    $           --
    $           --    $           --     $           --      $           --    $           --
    $           --    $        4,901     $       37,254      $       11,152    $       17,944
    $           --    $           --     $           --      $           --    $           --
    $           --    $           --     $           --      $           --    $           --

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities  231

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

                                                                          DIVERSIFIED EQUITY        SPECIAL GROWTH
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                                                           $            37,763    $              7,369
      Dividends from affiliated money market funds                                      4,377                   1,438
      Interest                                                                            337                     106
      Securities lending income                                                           168                     438
      Less foreign taxes withheld                                                          --                      --
                                                                          -------------------    --------------------
Total investment income                                                                42,645                   9,351
                                                                          -------------------    --------------------

EXPENSES
      Advisory fees                                                                    17,835                   8,093
      Administrative fees                                                               1,224                     450
      Custodian fees                                                                      658                     483
      Distribution fees - Class C                                                         863                     399
      Transfer agent fees                                                               2,468                   1,982
      Transfer agent fees - Class C                                                        --                      --
      Transfer agent fees - Class E                                                        --                      --
      Transfer agent fees - Class I                                                        --                      --
      Transfer agent fees - Class S                                                        --                      --
      Professional fees                                                                   139                      73
      Registration fees                                                                   135                      81
      Shareholder servicing fees - Class C                                                288                     133
      Shareholder servicing fees - Class E                                                126                      84
      Trustees' fees                                                                       58                      22
      Printing fees                                                                        83                      72
      LifePoints funds fees                                                             1,433                     320
      Miscellaneous                                                                        39                      14
                                                                          -------------------    --------------------
      Expenses before reductions                                                       25,349                  12,206
      Expense reductions                                                                 (190)                   (124)
                                                                          -------------------    --------------------
Net expenses                                                                           25,159                  12,082
                                                                          -------------------    --------------------
Net investment income (loss)                                                           17,486                  (2,731)
                                                                          -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments (Emerging Markets Fund - net of deferred tax
       liability for foreign capital gains taxes)                                     166,346                  86,357
      Futures contracts                                                                16,583                   9,361
      Options written                                                                      --                      --
      Credit default swaps                                                                 --                      --
      Index swap contracts                                                                 --                      --
      Interest rate swap contracts                                                         --                      --
      Foreign currency-related transactions                                                 1                      --
                                                                          -------------------    --------------------
Net realized gain (loss)                                                              182,930                  95,718
                                                                          -------------------    --------------------
Net change in unrealized appreciation (depreciation) on:
      Investments (Emerging Markets Fund - net of deferred tax
       liability for foreign capital gains taxes)                                      81,134                   7,170
      Futures contracts                                                                (5,741)                 (2,714)
      Options written                                                                      --                      --
      Credit default swaps                                                                 --                      --
      Index swap contracts                                                                 --                      --
      Interest rate swap contracts                                                         --                      --
      Foreign currency-related transactions                                                --                      --
                                                                          -------------------    --------------------
Net change in unrealized appreciation (depreciation)                                   75,393                   4,456
                                                                          -------------------    --------------------
Net realized and unrealized gain (loss)                                               258,323                 100,174
                                                                          -------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $           275,809    $             97,443
                                                                          ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 232  Statement of Operations

                                                                       QUANTITATIVE EQUITY    INTERNATIONAL SECURITIES
                                                                              FUND                      FUND
----------------------------------------------------------------------------------------------------------------------
                                                                       $            45,774      $            56,223
                                                                                     2,852                    4,960
                                                                                       189                      187
                                                                                        85                    2,079
                                                                                        --                   (5,947)
                                                                       -------------------      -------------------
                                                                                    48,900                   57,502
                                                                       -------------------      -------------------

                                                                                    18,600                   19,549
                                                                                     1,277                    1,087
                                                                                       617                    2,294
                                                                                       884                      784
                                                                                     2,605                    2,372
                                                                                        --                       --
                                                                                        --                       --
                                                                                        --                       --
                                                                                        --                       --
                                                                                       134                      164
                                                                                       135                      131
                                                                                       295                      261
                                                                                       132                      109
                                                                                        60                       66
                                                                                       135                      117
                                                                                     1,446                    1,292
                                                                                        39                       32
                                                                       -------------------      -------------------
                                                                                    26,359                   28,258
                                                                                      (123)                    (336)
                                                                       -------------------      -------------------
                                                                                    26,236                   27,922
                                                                       -------------------      -------------------
                                                                                    22,664                   29,580
                                                                       -------------------      -------------------

                                                                                   140,943                  151,329
                                                                                    13,545                   32,010
                                                                                        --                   (2,247)
                                                                                        --                       --
                                                                                        --                      459
                                                                                        --                       --
                                                                                        --                   (4,239)
                                                                       -------------------      -------------------
                                                                                   154,488                  177,312
                                                                       -------------------      -------------------
                                                                                    54,614                  122,089
                                                                                    (3,661)                   5,051
                                                                                        --                       86
                                                                                        --                       --
                                                                                        --                      498
                                                                                        --                       --
                                                                                        --                   (9,486)
                                                                       -------------------      -------------------
                                                                                    50,953                  118,238
                                                                       -------------------      -------------------
                                                                                   205,441                  295,550
                                                                       -------------------      -------------------
                                                                       $           228,105      $           325,130
                                                                       ===================      ===================

                                                                         EMERGING MARKETS          REAL ESTATE
                                                                               FUND              SECURITIES FUND
------------------------------------------------------------------------------------------------------------------
                                                                        $            23,528    $            42,224
                                                                                      1,041                  1,258
                                                                                         90                     --
                                                                                         56                     99
                                                                                     (2,316)                    --
                                                                        -------------------    -------------------
                                                                                     22,399                 43,581
                                                                        -------------------    -------------------
                                                                                      8,499                 11,430
                                                                                        370                    714
                                                                                      1,709                    335
                                                                                        212                    551
                                                                                      1,894                  2,474
                                                                                         --                     --
                                                                                         --                     --
                                                                                         --                     --
                                                                                         --                     --
                                                                                        111                    102
                                                                                         70                    103
                                                                                         71                    184
                                                                                         42                     90
                                                                                         18                     34
                                                                                         49                     89
                                                                                        238                    408
                                                                                         28                     24
                                                                        -------------------    -------------------
                                                                                     13,311                 16,538
                                                                                       (169)                   (61)
                                                                        -------------------    -------------------
                                                                                     13,142                 16,477
                                                                        -------------------    -------------------
                                                                                      9,257                 27,104
                                                                        -------------------    -------------------
                                                                                     90,845                149,115
                                                                                      3,216                     --
                                                                                      5,410                     --
                                                                                         --                     --
                                                                                         --                     --
                                                                                         --                     --
                                                                                      2,647                     --
                                                                        -------------------    -------------------
                                                                                    102,118                149,115
                                                                        -------------------    -------------------
                                                                                    103,357                 62,485
                                                                                         32                     --
                                                                                         63                     --
                                                                                         --                     --
                                                                                         --                     --
                                                                                         --                     --
                                                                                     (1,056)                    --
                                                                        -------------------    -------------------
                                                                                    102,396                 62,485
                                                                        -------------------    -------------------
                                                                                    204,514                211,600
                                                                        -------------------    -------------------
                                                                        $           213,771    $           238,704
                                                                        ===================    ===================

                                                                           SHORT DURATION
                                                                             BOND FUND
--------------------------------------------------------------------------------------------
                                                                        $                 78
                                                                                       1,804
                                                                                      38,328
                                                                                           6
                                                                                          --
                                                                        --------------------
                                                                                      40,216
                                                                        --------------------
                                                                                       5,437
                                                                                         604
                                                                                         296
                                                                                         247
                                                                                         711
                                                                                          --
                                                                                          --
                                                                                          --
                                                                                          --
                                                                                          98
                                                                                         102
                                                                                          82
                                                                                          60
                                                                                          25
                                                                                          48
                                                                                         608
                                                                                          23
                                                                        --------------------
                                                                                       8,341
                                                                                         (48)
                                                                        --------------------
                                                                                       8,293
                                                                        --------------------
                                                                                      31,923
                                                                        --------------------
                                                                                      (4,723)
                                                                                      (3,926)
                                                                                           1
                                                                                          --
                                                                                          --
                                                                                        (207)
                                                                                         103
                                                                        --------------------
                                                                                      (8,752)
                                                                        --------------------
                                                                                     (15,182)
                                                                                      (1,396)
                                                                                          46
                                                                                          --
                                                                                          --
                                                                                        (949)
                                                                                          34
                                                                        --------------------
                                                                                     (17,447)
                                                                        --------------------
                                                                                     (26,199)
                                                                        --------------------
                                                                        $              5,724
                                                                        ====================

  See accompanying notes which are an integral part of the financial statements.

                                                    Statement of Operations  233

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

                                                                           DIVERSIFIED BOND       MULTISTRATEGY BOND
AMOUNTS IN THOUSANDS                                                             FUND                    FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                                                           $                91    $                228
      Dividends from affiliated money market funds                                      5,608                   7,447
      Interest                                                                         55,008                  60,768
      Securities lending income                                                           118                     531
      Less foreign taxes withheld                                                          --                      --
                                                                          -------------------    --------------------
Total investment income                                                                60,825                  68,974
                                                                          -------------------    --------------------

EXPENSES
      Advisory fees                                                                     6,030                   9,888
      Administrative fees                                                                 754                     824
      Custodian fees                                                                      580                     619
      Distribution fees - Class C                                                         379                     473
      Transfer agent fees                                                               1,220                   1,638
      Transfer agent fees - Class C                                                        --                      --
      Transfer agent fees - Class E                                                        --                      --
      Transfer agent fees - Class I                                                        --                      --
      Transfer agent fees - Class S                                                        --                      --
      Professional fees                                                                   109                     102
      Registration fees                                                                   117                     141
      Shareholder servicing fees - Class C                                                126                     157
      Shareholder servicing fees - Class E                                                118                      88
      Trustees' fees                                                                       35                      39
      Printing fees                                                                        86                      97
      LifePoints funds fees                                                               938                   1,020
      Miscellaneous                                                                        28                      22
                                                                          -------------------    --------------------
      Expenses before reductions                                                       10,520                  15,108
      Expense reductions                                                                  (81)                    (89)
                                                                          -------------------    --------------------
Net expenses                                                                           10,439                  15,019
                                                                          -------------------    --------------------
Net investment income (loss)                                                           50,386                  53,955
                                                                          -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments (Emerging Markets Fund - net of deferred tax
       liability for foreign capital gains taxes)                                      (2,458)                    830
      Futures contracts                                                                   (11)                  2,972
      Options written                                                                     526                     890
      Credit default swaps                                                                  1                      --
      Index swap contracts                                                                 --                     143
      Interest rate swap contracts                                                        126                   2,952
      Foreign currency-related transactions                                               687                    (633)
                                                                          -------------------    --------------------
Net realized gain (loss)                                                               (1,129)                  7,154
                                                                          -------------------    --------------------
Net change in unrealized appreciation (depreciation) on:
      Investments (Emerging Markets Fund - net of deferred tax
       liability for foreign capital gains taxes)                                     (38,404)                (37,041)
      Futures contracts                                                                (4,041)                 (4,297)
      Options written                                                                    (166)                    (68)
      Credit default swaps                                                                 --                      14
      Index swap contracts                                                                 --                    (224)
      Interest rate swap contracts                                                       (286)                   (931)
      Foreign currency-related transactions                                                44                     456
                                                                          -------------------    --------------------
Net change in unrealized appreciation (depreciation)                                  (42,853)                (42,091)
                                                                          -------------------    --------------------
Net realized and unrealized gain (loss)                                               (43,982)                (34,937)
                                                                          -------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $             6,404    $             19,018
                                                                          ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 234  Statement of Operations

     TAX EXEMPT       TAX-MANAGED      TAX-MANAGED MID &    SELECT GROWTH    SELECT VALUE
      BOND FUND      LARGE CAP FUND     SMALL CAP FUND          FUND             FUND
-----------------------------------------------------------------------------------------
    $          --    $        7,442    $          1,361     $       1,418    $      6,367
              266               538                 319               266             512
            8,636                39                  21                29              34
               --                 3                  67                27              36
               --                --                  --                --              --
    -------------    --------------    ----------------     -------------    ------------
            8,902             8,022               1,768             1,740           6,949
    -------------    --------------    ----------------     -------------    ------------

              695             2,777               1,484             1,299           2,418
              116               198                  76                81             173
              116               166                 167               157             191
               84               120                  61                56             151
              166               287                 223                --              --
               --                --                  --                23              69
               --                --                  --                 7              19
               --                --                  --                63              75
               --                --                  --                97             486
               46                48                  39                30              68
               65                49                  34                57              65
               28                40                  20                19              50
               19                19                   4                14              24
                6                 9                  19                 4               8
               10                17                  17                12              10
               --                64                  19                --              --
                5                 7                   4                 5               8
    -------------    --------------    ----------------     -------------    ------------
            1,356             3,801               2,167             1,924           3,815
               (4)              (42)               (228)             (227)           (134)
    -------------    --------------    ----------------     -------------    ------------
            1,352             3,759               1,939             1,697           3,681
    -------------    --------------    ----------------     -------------    ------------
            7,550             4,263                (171)               43           3,268
    -------------    --------------    ----------------     -------------    ------------

              277             9,517               6,663             6,842          23,331
               --             1,736               1,235             1,061           2,243
               --                --                  --                --              --
               --                --                  --                --              --
               --                --                  --                --              --
               --                --                  --                --              --
               --                --                  --                --              --
    -------------    --------------    ----------------     -------------    ------------
              277            11,253               7,898             7,903          25,574
    -------------    --------------    ----------------     -------------    ------------
           (6,794)           14,042              13,196             6,833          10,017
               --              (363)               (608)             (303)           (524)
               --                --                  --                --              --
               --                --                  --                --              --
               --                --                  --                --              --
               --                --                  --                --              --
               --                --                  --                --              --
    -------------    --------------    ----------------     -------------    ------------
           (6,794)           13,679              12,588             6,530           9,493
    -------------    --------------    ----------------     -------------    ------------
           (6,517)           24,932              20,486            14,433          35,067
    -------------    --------------    ----------------     -------------    ------------
    $       1,033    $       29,195    $         20,315     $      14,476    $     38,335
    =============    ==============    ================     =============    ============

  See accompanying notes which are an integral part of the financial statements.

                                                    Statement of Operations  235

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                      DIVERSIFIED EQUITY                             SPECIAL GROWTH
                                                             FUND                                         FUND
                                           -----------------------------------------   ------------------------------------------
AMOUNTS IN THOUSANDS                              2005                  2004                  2005                   2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)         $            17,486   $             9,268   $            (2,731)  $             (1,566)
      Net realized gain (loss)                         182,930               111,848                95,718                 82,068
      Net change in unrealized
         appreciation (depreciation)                    75,393                 5,936                 4,456                (19,814)
                                           -------------------   -------------------   -------------------   --------------------
Net increase (decrease) in net assets
   from operations                                     275,809               127,052                97,443                 60,688
                                           -------------------   -------------------   -------------------   --------------------

DISTRIBUTIONS
      From net investment income
         Class C                                          (101)                   --                    --                     --
         Class E                                          (257)                 (101)                   --                     --
         Class I                                            --                    --                    --                     --
         Class S                                       (17,162)               (9,386)                   (1)                    --
      From net realized gain
         Class C                                            --                    --                (6,286)                (1,069)
         Class E                                            --                    --                (4,121)                  (460)
         Class I                                            --                    --                    --                     --
         Class S                                            --                    --               (86,902)               (16,646)
                                           -------------------   -------------------   -------------------   --------------------
Net decrease in net assets from
   distributions                                       (17,520)               (9,487)              (97,310)               (18,175)
                                           -------------------   -------------------   -------------------   --------------------

SHARE TRANSACTIONS
      Net increase (decrease) in net
         assets from share transactions                395,071               422,431               151,068                 60,095
                                           -------------------   -------------------   -------------------   --------------------

TOTAL NET INCREASE (DECREASE) IN NET
   ASSETS                                              653,360               539,996               151,201                102,608

NET ASSETS
      Beginning of period                            2,083,659             1,543,663               786,799                684,191
                                           -------------------   -------------------   -------------------   --------------------

      End of period                        $         2,737,019   $         2,083,659   $           938,000   $            786,799
                                           ===================   ===================   ===================   ====================
      Undistributed (overdistributed) net
         investment income included in
         net assets                        $               587   $               621   $                (1)  $                 --

See accompanying notes which are an integral part of the financial statements.

 236  Statement of Changes in Net Assets

         QUANTITATIVE EQUITY          INTERNATIONAL SECURITIES            EMERGING MARKETS                   REAL ESTATE
                FUND                            FUND                            FUND                       SECURITIES FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
---------------------------------------------------------------------------------------------------------------------------------

    $      22,664   $      11,855   $      29,580   $      14,542   $       9,257   $       4,745   $      27,104   $      23,181
          154,488         125,222         177,312         111,751         102,118          69,315         149,115         108,208
           50,953          11,187         118,238          87,348         102,396          19,464          62,485         170,285
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          228,105         148,264         325,130         213,641         213,771          93,524         238,704         301,674
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

             (209)             --            (820)           (769)            (83)           (309)           (700)         (1,500)
             (360)           (176)           (605)           (530)           (194)           (262)           (596)           (831)
               --              --              --              --              --              --              --              --
          (22,089)        (11,810)        (29,701)        (26,815)         (9,858)        (11,244)        (25,047)        (39,826)
               --              --              --              --              --              --          (5,310)             (7)
               --              --              --              --              --              --          (2,607)             (4)
               --              --              --              --              --              --              --              --
               --              --              --              --              --              --         (98,198)           (175)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (22,658)        (11,986)        (31,126)        (28,114)        (10,135)        (11,815)       (132,458)        (42,343)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

          423,493         409,483         380,785         285,993          59,004          94,089         187,997         122,824
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

          628,940         545,761         674,789         471,520         262,640         175,798         294,243         382,155

        2,203,740       1,657,979       1,792,768       1,321,248         584,262         408,464       1,262,038         879,883
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $   2,832,680   $   2,203,740   $   2,467,557   $   1,792,768   $     846,902   $     584,262   $   1,556,281   $   1,262,038
    =============   =============   =============   =============   =============   =============   =============   =============
    $         714   $         708   $      17,725   $      13,388   $       4,215   $        (882)  $       1,374   $        (385)

            SHORT DURATION
               BOND FUND
     -----------------------------
         2005            2004
----------------------------------
     $      31,923   $      21,573
            (8,752)          1,882
           (17,447)         (1,952)
     -------------   -------------
             5,724          21,503
     -------------   -------------
              (523)           (323)
              (558)           (359)
                --              --
           (29,494)        (19,418)
               (24)             --
               (16)             --
                --              --
              (767)             --
     -------------   -------------
           (31,382)        (20,100)
     -------------   -------------
            42,298         175,555
     -------------   -------------
            16,640         176,958
         1,196,940       1,019,982
     -------------   -------------
     $   1,213,580   $   1,196,940
     =============   =============
     $       3,335   $       1,891

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Changes in Net Assets  237

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                DIVERSIFIED BOND                            MULTISTRATEGY BOND
                                                      FUND                                         FUND
                                    -----------------------------------------   ------------------------------------------
AMOUNTS IN THOUSANDS                       2005                  2004                  2005                   2004
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)  $            50,386   $            31,532   $            53,955   $             29,625
      Net realized gain (loss)                   (1,129)               21,908                 7,154                 24,425
      Net change in unrealized
         appreciation
         (depreciation)                         (42,853)                7,044               (42,091)                10,982
                                    -------------------   -------------------   -------------------   --------------------
Net increase (decrease) in net
  assets from operations                          6,404                60,484                19,018                 65,032
                                    -------------------   -------------------   -------------------   --------------------

DISTRIBUTIONS
      From net investment income
         Class C                                 (1,088)                 (696)               (1,363)                  (976)
         Class E                                 (1,375)                 (924)               (1,025)                  (746)
         Class I                                     --                    --                    --                     --
         Class S                                (45,399)              (29,740)              (48,760)               (34,171)
      From net realized gain
         Class C                                   (234)                 (812)                 (700)                  (524)
         Class E                                   (231)                 (761)                 (404)                  (301)
         Class I                                     --                    --                    --                     --
         Class S                                 (6,573)              (22,429)              (16,986)               (12,913)
                                    -------------------   -------------------   -------------------   --------------------
Net decrease in net assets from
  distributions                                 (54,900)              (55,362)              (69,238)               (49,631)
                                    -------------------   -------------------   -------------------   --------------------

SHARE TRANSACTIONS
      Net increase (decrease) in
         net assets from share
         transactions                           399,525               269,049               559,768                410,345
                                    -------------------   -------------------   -------------------   --------------------

TOTAL NET INCREASE (DECREASE) IN
NET ASSETS                                      351,029               274,171               509,548                425,746

NET ASSETS
      Beginning of period                     1,322,270             1,048,099             1,369,714                943,968
                                    -------------------   -------------------   -------------------   --------------------

      End of period                 $         1,673,299   $         1,322,270   $         1,879,262   $          1,369,714
                                    ===================   ===================   ===================   ====================
      Undistributed
         (overdistributed) net
         investment income
         included in net assets     $             6,263   $             3,036   $             7,040   $              2,665

See accompanying notes which are an integral part of the financial statements.

 238  Statement of Changes in Net Assets

             TAX EXEMPT                      TAX-MANAGED                  TAX-MANAGED MID &                 SELECT GROWTH
              BOND FUND                    LARGE CAP FUND                  SMALL CAP FUND                       FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
---------------------------------------------------------------------------------------------------------------------------------

    $       7,550   $       6,089   $       4,263   $       2,023   $        (171)  $        (454)  $          43   $        (400)
              277            (357)         11,253           6,442           7,898          18,422           7,903           1,953
           (6,794)            596          13,679          27,366          12,588          (6,322)          6,530            (947)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
            1,033           6,328          29,195          35,831          20,315          11,646          14,476             606
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

             (248)           (256)            (14)             --              --              --              --              --
             (221)           (202)            (55)            (17)             --              --              --              --
               --              --              --              --              --              --              --              --
           (6,802)         (5,538)         (3,707)         (1,649)             --              --              --              --
               --              --              --              --              --              --              --              --
               --              --              --              --              --              --              --              --
               --              --              --              --              --              --              --              --
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           (7,271)         (5,996)         (3,776)         (1,666)             --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           51,222          43,401          24,900           5,548          16,873           6,107          44,098          40,106
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           44,984          43,733          50,319          39,713          37,188          17,753          58,574          40,712

          202,685         158,952         361,936         322,223         130,366         112,613         123,266          82,554
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $     247,669   $     202,685   $     412,255   $     361,936   $     167,554   $     130,366   $     181,840   $     123,266
    =============   =============   =============   =============   =============   =============   =============   =============
    $         679   $         400   $       2,110   $       1,623   $          --   $          --   $          43   $          --

             SELECT VALUE
                 FUND
     -----------------------------
         2005            2004
----------------------------------
     $       3,268   $       2,091
            25,574          21,405
             9,493          10,251
     -------------   -------------
            38,335          33,747
     -------------   -------------
               (18)             (8)
               (72)            (45)
            (1,393)           (832)
            (1,866)         (1,175)
               (14)             --
                (8)             --
               (83)             --
              (145)             --
     -------------   -------------
            (3,599)         (2,060)
     -------------   -------------
            27,540          49,612
     -------------   -------------
            62,276          81,299
           302,032         220,733
     -------------   -------------
     $     364,308   $     302,032
     =============   =============
     $          74   $         155

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Changes in Net Assets  239

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND
Class C
October 31, 2005                                 38.64              (.10)              4.58            4.48
October 31, 2004                                 36.27              (.17)              2.54            2.37
October 31, 2003                                 30.52              (.13)              5.88            5.75
October 31, 2002                                 35.83              (.18)             (5.13)          (5.31)
October 31, 2001                                 50.12              (.24)            (13.82)         (14.06)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 39.75               .23               4.70            4.93
October 31, 2004                                 37.12               .12               2.61            2.73
October 31, 2003                                 31.10               .12               6.00            6.12
October 31, 2002                                 36.35               .08              (5.23)          (5.15)
October 31, 2001                                 50.55               .07             (13.96)         (13.89)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 39.74               .33               4.71            5.04
October 31, 2004                                 37.13               .22               2.60            2.82
October 31, 2003                                 31.09               .20               6.01            6.21
October 31, 2002                                 36.35               .16              (5.23)          (5.07)
October 31, 2001                                 50.55               .18             (13.97)         (13.79)
--------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH FUND
Class C
October 31, 2005                                 49.16              (.59)              5.78            5.19
October 31, 2004                                 46.99              (.56)              4.05            3.49
October 31, 2003                                 33.52              (.46)             13.93           13.47
October 31, 2002                                 37.42              (.45)             (3.45)          (3.90)
October 31, 2001                                 51.05              (.38)             (7.12)          (7.50)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 51.47              (.26)              6.08            5.82
October 31, 2004                                 48.77              (.20)              4.22            4.02
October 31, 2003                                 34.53              (.18)             14.42           14.24
October 31, 2002                                 38.27              (.16)             (3.58)          (3.74)
October 31, 2001                                 51.74              (.06)             (7.25)          (7.31)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 52.89              (.12)              6.25            6.13
October 31, 2004                                 49.95              (.07)              4.33            4.26
October 31, 2003                                 35.28              (.08)             14.75           14.67
October 31, 2002                                 39.01              (.07)             (3.66)          (3.73)
October 31, 2001                                 52.52               .05              (7.37)          (7.32)
--------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
----------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND
Class C
October 31, 2005                                (.04)                --             --
October 31, 2004                                  --                 --             --
October 31, 2003                                  --(d)              --             --
October 31, 2002                                  --                 --             --
October 31, 2001                                  --               (.23)            --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                (.22)                --             --
October 31, 2004                                (.10)                --             --
October 31, 2003                                (.10)                --             --
October 31, 2002                                (.09)                --           (.01)
October 31, 2001                                (.08)              (.23)            --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                (.33)                --             --
October 31, 2004                                (.21)                --             --
October 31, 2003                                (.17)                --             --
October 31, 2002                                (.16)                --           (.03)
October 31, 2001                                (.18)              (.23)            --
----------------------------------------------------------------------------------------
SPECIAL GROWTH FUND
Class C
October 31, 2005                                  --              (6.50)            --
October 31, 2004                                  --              (1.32)            --
October 31, 2003                                  --                 --             --
October 31, 2002                                  --                 --             --
October 31, 2001                                  --              (6.13)            --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                  --              (6.50)            --
October 31, 2004                                  --              (1.32)            --
October 31, 2003                                  --                 --             --
October 31, 2002                                  --                 --             --
October 31, 2001                                (.03)             (6.13)            --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                  --              (6.50)            --
October 31, 2004                                  --              (1.32)            --
October 31, 2003                                  --                 --             --
October 31, 2002                                  --                 --             --
October 31, 2001                                (.06)             (6.13)            --
----------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 240  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)
-----------------------------------------------------------------------------
          (.04)             43.08               11.60             126,123
            --              38.64                6.53              94,663
            --              36.27               18.88              64,316
            --              30.52              (14.85)             33,858
          (.23)             35.83              (28.14)             20,222
-----------------------------------------------------------------------------
          (.22)             44.46               12.46              53,227
          (.10)             39.75                7.33              45,413
          (.10)             37.12               19.77              34,229
          (.10)             31.10              (14.22)             23,656
          (.31)             36.35              (27.59)             23,586
-----------------------------------------------------------------------------
          (.33)             44.45               12.71           2,557,669
          (.21)             39.74                7.61           1,943,583
          (.17)             37.13               20.09           1,445,118
          (.19)             31.09              (14.02)            972,139
          (.41)             36.35              (27.41)          1,119,120
-----------------------------------------------------------------------------
         (6.50)             47.85               10.82              56,084
         (1.32)             49.16                7.54              46,919
            --              46.99               40.19              36,364
            --              33.52              (10.42)             18,583
         (6.13)             37.42              (15.93)             11,662
-----------------------------------------------------------------------------
         (6.50)             50.79               11.65              21,436
         (1.32)             51.47                8.37              32,028
            --              48.77               41.24              16,581
            --              34.53               (9.77)             11,731
         (6.16)             38.27              (15.29)             11,051
-----------------------------------------------------------------------------
         (6.50)             52.52               11.95             860,480
         (1.32)             52.89                8.64             707,851
            --              49.95               41.61             631,246
            --              35.28               (9.56)            520,666
         (6.19)             39.01              (15.05)            608,921
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)    TURNOVER RATE(B)
---------------------------------------------------------------------------------
           1.98                1.98                 (.24)             110.70
           2.00                2.00                 (.45)             125.03
           2.05                2.05                 (.39)             109.50
           2.03                2.03                 (.51)             128.80
           1.99                1.99                 (.58)             146.81
---------------------------------------------------------------------------------
           1.23                1.23                  .53              110.70
           1.24                1.25                  .30              125.03
           1.30                1.30                  .36              109.50
           1.28                1.28                  .21              128.80
           1.24                1.24                  .17              146.81
---------------------------------------------------------------------------------
            .98                 .98                  .77              110.70
            .99                1.00                  .55              125.03
           1.04                1.04                  .61              109.50
           1.03                1.03                  .46              128.80
            .99                 .99                  .42              146.81
---------------------------------------------------------------------------------
           2.28                2.29                (1.24)             153.63
           2.29                2.29                (1.15)             124.97
           2.36                2.36                (1.21)             127.15
           2.31                2.31                (1.15)             125.06
           2.27                2.27                 (.89)             126.83
---------------------------------------------------------------------------------
           1.54                1.54                 (.50)             153.63
           1.54                1.54                 (.39)             124.97
           1.62                1.62                 (.46)             127.15
           1.56                1.56                 (.40)             125.06
           1.52                1.52                 (.14)             126.83
---------------------------------------------------------------------------------
           1.27                1.29                 (.23)             153.63
           1.29                1.29                 (.14)             124.97
           1.35                1.35                 (.19)             127.15
           1.32                1.32                 (.17)             125.06
           1.27                1.27                  .11              126.83
---------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  241

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS
--------------------------------------------------------------------------------------------------------------
QUANTITATIVE EQUITY FUND
Class C
October 31, 2005                                 34.24              (.02)              3.07            3.05
October 31, 2004                                 31.92              (.12)              2.44            2.32
October 31, 2003                                 26.53              (.09)              5.49            5.40
October 31, 2002                                 31.88              (.15)             (5.20)          (5.35)
October 31, 2001                                 43.88              (.21)            (10.47)         (10.68)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 35.04               .26               3.14            3.40
October 31, 2004                                 32.55               .14               2.49            2.63
October 31, 2003                                 26.94               .12               5.60            5.72
October 31, 2002                                 32.28               .07              (5.27)          (5.20)
October 31, 2001                                 44.17               .07             (10.57)         (10.50)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 35.13               .35               3.15            3.50
October 31, 2004                                 32.64               .22               2.49            2.71
October 31, 2003                                 27.01               .20               5.61            5.81
October 31, 2002                                 32.36               .15              (5.28)          (5.13)
October 31, 2001                                 44.27               .16             (10.59)         (10.43)
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
Class C
October 31, 2005                                 54.38               .25               8.24            8.49
October 31, 2004                                 48.46                --(d)            6.65            6.65
October 31, 2003                                 38.51              (.05)             10.21           10.16
October 31, 2002                                 44.53              (.18)             (5.84)          (6.02)
October 31, 2001                                 62.46              (.19)            (14.94)         (15.13)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 56.28               .69               8.55            9.24
October 31, 2004                                 49.98               .39               6.87            7.26
October 31, 2003                                 39.61               .28              10.50           10.78
October 31, 2002                                 45.47               .13              (5.99)          (5.86)
October 31, 2001                                 63.24               .21             (15.18)         (14.97)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 56.84               .88               8.62            9.50
October 31, 2004                                 50.44               .53               6.92            7.45
October 31, 2003                                 39.98               .38              10.59           10.97
October 31, 2002                                 45.78               .25              (6.05)          (5.80)
October 31, 2001                                 63.51               .34             (15.26)         (14.92)
--------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
----------------------------------------------------------------------------------------
QUANTITATIVE EQUITY FUND
Class C
October 31, 2005                                 (.07)               --             --
October 31, 2004                                   --                --             --
October 31, 2003                                 (.01)               --             --
October 31, 2002                                   --                --             --
October 31, 2001                                   --             (1.32)            --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.26)               --             --
October 31, 2004                                 (.14)               --             --
October 31, 2003                                 (.11)               --             --
October 31, 2002                                 (.13)               --           (.01)
October 31, 2001                                 (.07)            (1.32)            --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.35)               --             --
October 31, 2004                                 (.22)               --             --
October 31, 2003                                 (.18)               --             --
October 31, 2002                                 (.20)               --           (.02)
October 31, 2001                                 (.16)            (1.32)            --
----------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES FUND
Class C
October 31, 2005                                 (.52)               --             --
October 31, 2004                                 (.73)               --             --
October 31, 2003                                 (.21)               --             --
October 31, 2002                                   --                --             --
October 31, 2001                                   --             (2.80)            --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.86)               --             --
October 31, 2004                                 (.96)               --             --
October 31, 2003                                 (.41)               --             --
October 31, 2002                                   --                --             --
October 31, 2001                                   --             (2.80)            --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.99)               --             --
October 31, 2004                                (1.05)               --             --
October 31, 2003                                 (.51)               --             --
October 31, 2002                                   --                --             --
October 31, 2001                                 (.01)            (2.80)            --
----------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 242  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)
-----------------------------------------------------------------------------
          (.07)             37.22                8.92             128,236
            --              34.24                7.27              98,012
          (.01)             31.92               20.35              65,096
            --              26.53              (16.78)             34,113
         (1.32)             31.88              (24.87)             20,530
-----------------------------------------------------------------------------
          (.26)             38.18                9.72              53,725
          (.14)             35.04                8.08              48,646
          (.11)             32.55               21.28              37,594
          (.14)             26.94              (16.16)             25,667
         (1.39)             32.28              (24.30)             23,700
-----------------------------------------------------------------------------
          (.35)             38.28                9.99           2,650,719
          (.22)             35.13                8.32           2,057,082
          (.18)             32.64               21.58           1,555,289
          (.22)             27.01              (15.94)          1,070,673
         (1.48)             32.36              (24.11)          1,200,247
-----------------------------------------------------------------------------
          (.52)             62.35               15.72             118,556
          (.73)             54.38               13.83              80,622
          (.21)             48.46               26.52              47,087
            --              38.51              (13.52)             21,860
         (2.80)             44.53              (25.29)             12,470
-----------------------------------------------------------------------------
          (.86)             64.66               16.56              49,490
          (.96)             56.28               14.68              38,630
          (.41)             49.98               27.57              26,768
            --              39.61              (12.91)             16,796
         (2.80)             45.47              (24.70)             15,897
-----------------------------------------------------------------------------
          (.99)             65.35               16.88           2,299,511
         (1.05)             56.84               14.98           1,673,516
          (.51)             50.44               27.81           1,247,393
            --              39.98              (12.67)            774,146
         (2.81)             45.78              (24.51)            812,857
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)    TURNOVER RATE(B)
---------------------------------------------------------------------------------
           1.98                1.98                (.07)              108.48
           1.99                1.99                (.35)               91.31
           2.02                2.02                (.32)              108.71
           2.02                2.02                (.49)               71.10
           1.98                1.98                (.57)               85.00
---------------------------------------------------------------------------------
           1.23                1.23                 .70               108.48
           1.24                1.24                 .40                91.31
           1.28                1.28                 .43               108.71
           1.27                1.27                 .24                71.10
           1.22                1.22                 .18                85.00
---------------------------------------------------------------------------------
            .98                 .98                 .94               108.48
            .99                 .99                 .65                91.31
           1.02                1.02                 .69               108.71
           1.02                1.02                 .48                71.10
            .98                 .98                 .43                85.00
---------------------------------------------------------------------------------
           2.24                2.25                 .42                79.49
           2.29                2.29                  --                76.01
           2.42                2.42                (.12)               69.11
           2.46                2.46                (.42)               79.09
           2.41                2.41                (.36)              104.65
---------------------------------------------------------------------------------
           1.49                1.50                1.12                79.49
           1.54                1.54                 .72                76.01
           1.67                1.67                 .67                69.11
           1.72                1.72                 .30                79.09
           1.66                1.66                 .41               104.65
---------------------------------------------------------------------------------
           1.23                1.25                1.41                79.49
           1.29                1.29                 .98                76.01
           1.42                1.42                 .90                69.11
           1.47                1.47                 .55                79.09
           1.42                1.42                 .62               104.65
---------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  243

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS
--------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2005                                 12.52               .04               4.22           4.26
October 31, 2004                                 10.68                --(d)            2.08           2.08
October 31, 2003                                  7.22               .02               3.44           3.46
October 31, 2002                                  6.89              (.09)               .42            .33
October 31, 2001                                  9.15              (.04)             (2.22)         (2.26)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 12.93               .16               4.34           4.50
October 31, 2004                                 10.98               .09               2.15           2.24
October 31, 2003                                  7.41               .09               3.49           3.58
October 31, 2002                                  7.01              (.02)               .42            .40
October 31, 2001                                  9.24               .02              (2.25)         (2.23)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 12.94               .20               4.34           4.54
October 31, 2004                                 10.98               .12               2.15           2.27
October 31, 2003                                  7.43               .11               3.48           3.59
October 31, 2002                                  7.05                --(d)             .40            .40
October 31, 2001                                  9.25               .04              (2.24)         (2.20)
--------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2005                                 43.10               .42               6.66           7.08
October 31, 2004                                 33.94               .46               9.92          10.38
October 31, 2003                                 26.52              1.11               7.53           8.64
October 31, 2002                                 26.97              1.07               (.01)          1.06
October 31, 2001                                 25.93              1.16               1.02           2.18
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 43.55               .76               6.74           7.50
October 31, 2004                                 34.24               .75              10.04          10.79
October 31, 2003                                 26.72              1.34               7.60           8.94
October 31, 2002                                 27.14              1.32               (.06)          1.26
October 31, 2001                                 26.07              1.38               1.03           2.41
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 43.90               .88               6.79           7.67
October 31, 2004                                 34.51               .87              10.09          10.96
October 31, 2003                                 26.89              1.42               7.67           9.09
October 31, 2002                                 27.31              1.41               (.06)          1.35
October 31, 2001                                 26.22              1.46               1.03           2.49
--------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
----------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2005                                 (.05)               --            --
October 31, 2004                                 (.24)               --            --
October 31, 2003                                   --                --            --
October 31, 2002                                   --                --            --
October 31, 2001                                   --                --            --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.18)               --            --
October 31, 2004                                 (.29)               --            --
October 31, 2003                                 (.01)               --            --
October 31, 2002                                   --                --            --
October 31, 2001                                   --                --            --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.23)               --            --
October 31, 2004                                 (.31)               --            --
October 31, 2003                                 (.04)               --            --
October 31, 2002                                 (.02)               --            --
October 31, 2001                                   --                --            --
----------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2005                                 (.43)            (3.67)           --
October 31, 2004                                (1.21)             (.01)           --
October 31, 2003                                (1.11)             (.11)           --
October 31, 2002                                (1.51)               --            --
October 31, 2001                                (1.14)               --            --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.76)            (3.67)           --
October 31, 2004                                (1.47)             (.01)           --
October 31, 2003                                (1.31)             (.11)           --
October 31, 2002                                (1.68)               --            --
October 31, 2001                                (1.34)               --            --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.87)            (3.67)           --
October 31, 2004                                (1.56)             (.01)           --
October 31, 2003                                (1.36)             (.11)           --
October 31, 2002                                (1.77)               --            --
October 31, 2001                                (1.40)               --            --
----------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 244  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)
-----------------------------------------------------------------------------
          (.05)             16.73               33.98              33,961
          (.24)             12.52               20.04              20,467
            --              10.68               47.58              12,306
            --               7.22                4.94               5,194
            --               6.89              (24.70)              2,377
-----------------------------------------------------------------------------
          (.18)             17.25               34.94              18,855
          (.29)             12.93               20.88              14,169
          (.01)             10.98               48.39               9,598
            --               7.41                5.71               6,478
            --               7.01              (24.13)              6,959
-----------------------------------------------------------------------------
          (.23)             17.25               35.27             794,086
          (.31)             12.94               21.22             549,626
          (.04)             10.98               48.27             386,560
          (.02)              7.43                5.91             263,563
            --               7.05              (23.89)            273,486
-----------------------------------------------------------------------------
         (4.10)             46.08               17.22              81,876
         (1.22)             43.10               30.97              61,089
         (1.22)             33.94               33.23              32,784
         (1.51)             26.52                3.56              15,712
         (1.14)             26.97                8.41               5,718
-----------------------------------------------------------------------------
         (4.43)             46.62               18.09              40,296
         (1.48)             43.55               32.00              29,436
         (1.42)             34.24               34.21              16,651
         (1.68)             26.72                4.27              10,661
         (1.34)             27.14                9.23              11,415
-----------------------------------------------------------------------------
         (4.54)             47.03               18.35           1,434,109
         (1.57)             43.90               32.30           1,171,513
         (1.47)             34.51               34.58             830,448
         (1.77)             26.89                4.55             598,133
         (1.40)             27.31                9.48             607,280
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)    TURNOVER RATE(B)
---------------------------------------------------------------------------------
           2.74                2.76                  .29              71.86
           2.83                2.87                  .02              82.02
           3.09                3.09                  .19              95.13
           3.12                3.12                (1.08)             90.21
           3.08                3.09                 (.55)             83.74
---------------------------------------------------------------------------------
           1.99                2.01                 1.02              71.86
           2.07                2.12                  .75              82.02
           2.36                2.37                 1.02              95.13
           2.38                2.38                 (.29)             90.21
           2.33                2.33                  .21              83.74
---------------------------------------------------------------------------------
           1.73                1.76                 1.30              71.86
           1.83                1.87                 1.00              82.02
           2.11                2.11                 1.30              95.13
           2.14                2.14                 (.02)             90.21
           2.09                2.09                  .44              83.74
---------------------------------------------------------------------------------
           2.10                2.10                  .95              63.95
           2.12                2.12                 1.20              38.04
           2.20                2.30                 3.67              46.09
           2.19                2.59                 3.74              67.70
           2.17                2.17                 4.20              44.50
---------------------------------------------------------------------------------
           1.35                1.35                 1.71              63.95
           1.37                1.37                 1.95              38.04
           1.43                1.62                 4.46              46.09
           1.46                1.82                 4.54              67.70
           1.42                1.42                 4.96              44.50
---------------------------------------------------------------------------------
           1.10                1.10                 1.95              63.95
           1.11                1.11                 2.23              38.04
           1.18                1.18                 4.66              46.09
           1.19                1.19                 4.82              67.70
           1.17                1.18                 5.19              44.50
---------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  245

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS
--------------------------------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2005                                 19.04               .31              (.40)           (.09)
October 31, 2004                                 19.01               .19              (.01)            .18
October 31, 2003                                 18.98               .31               .06             .37
October 31, 2002                                 19.01               .56               .13             .69
October 31, 2001                                 18.23               .85               .89            1.74
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 19.10               .46              (.41)            .05
October 31, 2004                                 19.08               .34              (.01)            .33
October 31, 2003                                 19.04               .48               .03             .51
October 31, 2002                                 19.02               .77               .06             .83
October 31, 2001                                 18.24              1.02               .85            1.87
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 19.07               .51              (.41)            .10
October 31, 2004                                 19.05               .38              (.01)            .37
October 31, 2003                                 19.01               .52               .03             .55
October 31, 2002                                 18.99               .80               .08             .88
October 31, 2001                                 18.22              1.07               .83            1.90
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
Class C
October 31, 2005                                 24.54               .58              (.67)           (.09)
October 31, 2004                                 24.49               .41               .58             .99
October 31, 2003                                 24.68               .48               .38             .86
October 31, 2002                                 24.49               .74               .23             .97
October 31, 2001                                 22.71              1.06              1.81            2.87
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 24.62               .76              (.68)            .08
October 31, 2004                                 24.56               .60               .58            1.18
October 31, 2003                                 24.74               .67               .37            1.04
October 31, 2002                                 24.54               .92               .24            1.16
October 31, 2001                                 22.75              1.22              1.84            3.06
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 24.04               .80              (.67)            .13
October 31, 2004                                 24.00               .64               .58            1.22
October 31, 2003                                 24.21               .71               .36            1.07
October 31, 2002                                 24.03               .97               .23            1.20
October 31, 2001                                 22.31              1.29              1.75            3.04
--------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
----------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2005                                 (.31)            (.01)             --
October 31, 2004                                 (.15)              --              --
October 31, 2003                                 (.34)              --              --
October 31, 2002                                 (.72)              --              --
October 31, 2001                                 (.96)              --              --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.44)            (.01)             --
October 31, 2004                                 (.31)              --              --
October 31, 2003                                 (.47)              --              --
October 31, 2002                                 (.81)              --              --
October 31, 2001                                (1.09)              --              --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.49)            (.01)             --
October 31, 2004                                 (.35)              --              --
October 31, 2003                                 (.51)              --              --
October 31, 2002                                 (.86)              --              --
October 31, 2001                                (1.13)              --              --
----------------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
Class C
October 31, 2005                                 (.53)            (.12)             --
October 31, 2004                                 (.41)            (.53)             --
October 31, 2003                                 (.49)            (.56)             --
October 31, 2002                                 (.78)              --              --
October 31, 2001                                (1.09)              --              --
----------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.71)            (.12)             --
October 31, 2004                                 (.59)            (.53)             --
October 31, 2003                                 (.66)            (.56)             --
October 31, 2002                                 (.96)              --              --
October 31, 2001                                (1.27)              --              --
----------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.77)            (.12)             --
October 31, 2004                                 (.65)            (.53)             --
October 31, 2003                                 (.72)            (.56)             --
October 31, 2002                                (1.02)              --              --
October 31, 2001                                (1.32)              --              --
----------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 246  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)
-----------------------------------------------------------------------------
          (.32)             18.63               (.50)              30,290
          (.15)             19.04                .97               38,427
          (.34)             19.01               1.97               41,644
          (.72)             18.98               3.73               16,294
          (.96)             19.01               9.77                1,709
-----------------------------------------------------------------------------
          (.45)             18.70                .25               24,851
          (.31)             19.10               1.74               23,181
          (.47)             19.08               2.70               20,274
          (.81)             19.04               4.53               17,516
         (1.09)             19.02              10.54               17,685
-----------------------------------------------------------------------------
          (.50)             18.67                .51            1,158,439
          (.35)             19.07               1.98            1,135,332
          (.51)             19.05               2.95              958,064
          (.86)             19.01               4.81              599,795
         (1.13)             18.99              10.76              401,137
-----------------------------------------------------------------------------
          (.65)             23.80               (.39)              53,204
          (.94)             24.54               4.16               45,970
         (1.05)             24.49               3.58               36,159
          (.78)             24.68               4.11               26,915
         (1.09)             24.49              13.02               15,027
-----------------------------------------------------------------------------
          (.83)             23.87                .32               49,514
         (1.12)             24.62               4.97               43,724
         (1.22)             24.56               4.36               34,339
          (.96)             24.74               4.90               26,985
         (1.27)             24.54              13.87               17,763
-----------------------------------------------------------------------------
          (.89)             23.28                .54            1,570,581
         (1.18)             24.04               5.22            1,232,576
         (1.28)             24.00               4.63              977,601
         (1.02)             24.21               5.18              783,332
         (1.32)             24.03              14.11              745,020
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------------------------------------------
           1.65                1.66                1.65               202.53
           1.63                1.66                1.00               131.57
           1.56                1.72                1.63               187.92
           1.52                1.70                3.08               163.86
           1.52                1.66                4.72               260.94
-----------------------------------------------------------------------------
            .90                 .91                2.43               202.53
            .88                 .91                1.76               131.57
            .80                 .97                2.52               187.92
            .77                 .96                4.04               163.86
            .77                 .91                5.48               260.94
-----------------------------------------------------------------------------
            .65                 .66                2.67               202.53
            .63                 .66                2.01               131.57
            .56                 .72                2.70               187.92
            .52                 .71                4.26               163.86
            .52                 .67                5.76               260.94
-----------------------------------------------------------------------------
           1.65                1.66                2.38               225.67
           1.66                1.66                1.71               140.92
           1.69                1.70                1.94               147.44
           1.66                1.66                3.09               156.21
           1.64                1.64                4.53               155.87
-----------------------------------------------------------------------------
            .90                 .91                3.12               225.67
            .91                 .91                2.46               140.92
            .94                 .94                2.70               147.44
            .91                 .91                3.85               156.21
            .89                 .89                5.22               155.87
-----------------------------------------------------------------------------
            .65                 .66                3.38               225.67
            .66                 .66                2.71               140.92
            .69                 .69                2.95               147.44
            .66                 .66                4.11               156.21
            .64                 .65                5.60               155.87
-----------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  247

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS
--------------------------------------------------------------------------------------------------------------
MULTISTRATEGY BOND FUND
Class C
October 31, 2005                                 10.63               .24              (.20)            .04
October 31, 2004                                 10.54               .17               .31             .48
October 31, 2003                                 10.03               .23               .50             .73
October 31, 2002                                 10.20               .30              (.04)            .26
October 31, 2001                                  9.60               .46               .62            1.08
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 10.64               .32              (.20)            .12
October 31, 2004                                 10.55               .24               .32             .56
October 31, 2003                                 10.03               .31               .50             .81
October 31, 2002                                 10.21               .38              (.06)            .32
October 31, 2001                                  9.61               .53               .62            1.15
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 10.65               .35              (.21)            .14
October 31, 2004                                 10.56               .27               .31             .58
October 31, 2003                                 10.04               .34               .50             .84
October 31, 2002                                 10.22               .40              (.05)            .35
October 31, 2001                                  9.61               .56               .63            1.19
--------------------------------------------------------------------------------------------------------------
TAX EXEMPT BOND FUND
Class C
October 31, 2005                                 22.03               .51              (.61)           (.10)
October 31, 2004                                 21.99               .53               .04             .57
October 31, 2003                                 21.94               .58               .07             .65
October 31, 2002                                 21.76               .60               .22             .82
October 31, 2001                                 20.83               .68               .95            1.63
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 22.10               .67              (.60)            .07
October 31, 2004                                 22.06               .69               .04             .73
October 31, 2003                                 21.99               .75               .06             .81
October 31, 2002                                 21.81               .78               .18             .96
October 31, 2001                                 20.87               .84               .95            1.79
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 22.07               .72              (.60)            .12
October 31, 2004                                 22.03               .75               .03             .78
October 31, 2003                                 21.96               .80               .07             .87
October 31, 2002                                 21.79               .83               .18            1.01
October 31, 2001                                 20.84               .89               .96            1.85
--------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
--------------------------------------------------------------------------------------------------------------
MULTISTRATEGY BOND FUND
Class C
October 31, 2005                                (.23)             (.13)             --
October 31, 2004                                (.24)             (.15)             --
October 31, 2003                                (.22)               --              --
October 31, 2002                                (.43)               --              --
October 31, 2001                                (.48)               --              --
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                (.31)             (.13)             --
October 31, 2004                                (.32)             (.15)             --
October 31, 2003                                (.29)               --              --
October 31, 2002                                (.50)               --              --
October 31, 2001                                (.55)               --              --
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                (.33)             (.13)             --
October 31, 2004                                (.34)             (.15)             --
October 31, 2003                                (.32)               --              --
October 31, 2002                                (.53)               --              --
October 31, 2001                                (.58)               --              --
--------------------------------------------------------------------------------------------------------------
TAX EXEMPT BOND FUND
Class C
October 31, 2005                                (.48)               --              --
October 31, 2004                                (.53)               --              --
October 31, 2003                                (.60)               --              --
October 31, 2002                                (.64)               --              --
October 31, 2001                                (.70)               --              --
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                (.65)               --              --
October 31, 2004                                (.69)               --              --
October 31, 2003                                (.74)               --              --
October 31, 2002                                (.78)               --              --
October 31, 2001                                (.85)               --              --
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                (.70)               --              --
October 31, 2004                                (.74)               --              --
October 31, 2003                                (.80)               --              --
October 31, 2002                                (.84)               --              --
October 31, 2001                                (.90)               --              --
--------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 248  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)
-----------------------------------------------------------------------------
          (.36)             10.31                .35               69,427
          (.39)             10.63               4.66               53,573
          (.22)             10.54               7.37               36,397
          (.43)             10.03               2.71               24,569
          (.48)             10.20              11.58               15,926
-----------------------------------------------------------------------------
          (.44)             10.32               1.10               38,311
          (.47)             10.64               5.43               31,621
          (.29)             10.55               8.23               20,975
          (.50)             10.03               3.36               14,017
          (.55)             10.21              12.40               12,675
-----------------------------------------------------------------------------
          (.46)             10.33               1.35            1,771,524
          (.49)             10.65               5.68            1,284,520
          (.32)             10.56               8.49              886,596
          (.53)             10.04               3.72              595,577
          (.58)             10.22              12.68              622,518
-----------------------------------------------------------------------------
          (.48)             21.45               (.46)              10,493
          (.53)             22.03               2.62               10,611
          (.60)             21.99               2.98                8,701
          (.64)             21.94               3.84                7,179
          (.70)             21.76               7.95                2,248
-----------------------------------------------------------------------------
          (.65)             21.52                .31                8,572
          (.69)             22.10               3.38                6,488
          (.74)             22.06               3.75                5,849
          (.78)             21.99               4.54                5,051
          (.85)             21.81               8.77                6,398
-----------------------------------------------------------------------------
          (.70)             21.49                .55              228,604
          (.74)             22.07               3.64              185,587
          (.80)             22.03               4.01              144,402
          (.84)             21.96               4.77              148,675
          (.90)             21.79               9.09              140,352
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------------------------------------------
           1.87                1.87                2.31               196.81
           1.89                1.89                1.58               221.31
           1.94                1.95                2.22               281.71
           1.85                1.85                3.08               252.09
           1.89                1.89                4.63               176.44
-----------------------------------------------------------------------------
           1.12                1.12                3.06               196.81
           1.14                1.14                2.32               221.31
           1.18                1.19                3.01               281.71
           1.17                1.17                3.80               252.09
           1.14                1.14                5.33               176.44
-----------------------------------------------------------------------------
            .87                 .87                3.32               196.81
            .89                 .89                2.58               221.31
            .94                 .94                3.22               281.71
            .92                 .92                4.06               252.09
            .89                 .89                5.66               176.44
-----------------------------------------------------------------------------
           1.53                1.53                2.31                43.13
           1.53                1.53                2.39                36.68
           1.56                1.56                2.62                37.46
           1.56                1.56                2.82                39.83
           1.53                1.53                3.18                31.16
-----------------------------------------------------------------------------
            .78                 .78                3.07                43.13
            .78                 .78                3.14                36.68
            .81                 .81                3.37                37.46
            .83                 .83                3.57                39.83
            .78                 .78                3.93                31.16
-----------------------------------------------------------------------------
            .53                 .53                3.31                43.13
            .53                 .53                3.39                36.68
            .56                 .56                3.62                37.46
            .57                 .57                3.84                39.83
            .53                 .53                4.21                31.16
-----------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  249

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS
--------------------------------------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
Class C
October 31, 2005                                 16.55               .01               1.14           1.15
October 31, 2004                                 15.02              (.06)              1.59           1.53
October 31, 2003                                 12.61              (.04)              2.45           2.41
October 31, 2002                                 15.60              (.06)             (2.93)         (2.99)
October 31, 2001                                 20.68              (.10)             (4.98)         (5.08)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 16.93               .15               1.15           1.30
October 31, 2004                                 15.30               .06               1.63           1.69
October 31, 2003                                 12.83               .06               2.50           2.56
October 31, 2002                                 15.78               .05              (2.95)         (2.90)
October 31, 2001 (1)                             20.10               .03              (4.25)         (4.22)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 16.99               .20               1.15           1.35
October 31, 2004                                 15.34               .10               1.63           1.73
October 31, 2003                                 12.87               .10               2.48           2.58
October 31, 2002                                 15.81               .09              (2.95)         (2.86)
October 31, 2001                                 20.87               .08              (5.04)         (4.96)
--------------------------------------------------------------------------------------------------------------
TAX-MANAGED MID & SMALL CAP FUND
Class C
October 31, 2005                                 10.17              (.12)              1.54           1.42
October 31, 2004                                  9.33              (.13)               .97            .84
October 31, 2003                                  7.12              (.08)              2.29           2.21
October 31, 2002                                  7.88              (.09)              (.67)          (.76)
October 31, 2001                                 11.07               .12              (3.31)         (3.19)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 10.56              (.04)              1.61           1.57
October 31, 2004                                  9.62              (.06)              1.00            .94
October 31, 2003                                  7.28              (.02)              2.36           2.34
October 31, 2002                                  8.00              (.03)              (.69)          (.72)
October 31, 2001 (1)                             10.00              (.01)             (1.99)         (2.00)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 10.65              (.01)              1.63           1.62
October 31, 2004                                  9.68              (.03)              1.00            .97
October 31, 2003                                  7.31                --(d)            2.37           2.37
October 31, 2002                                  8.02              (.01)              (.69)          (.70)
October 31, 2001                                 11.15               .01              (3.14)         (3.13)
--------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
--------------------------------------------------------------------------------------------------------------
TAX-MANAGED LARGE CAP FUND
Class C
October 31, 2005                                (.02)               --              --
October 31, 2004                                  --                --              --
October 31, 2003                                  --                --              --
October 31, 2002                                  --                --              --
October 31, 2001                                  --                --              --
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                (.14)               --              --
October 31, 2004                                (.06)               --              --
October 31, 2003                                (.09)               --              --
October 31, 2002                                (.05)               --              --
October 31, 2001 (1)                            (.10)               --              --
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                (.18)               --              --
October 31, 2004                                (.08)               --              --
October 31, 2003                                (.11)               --              --
October 31, 2002                                (.08)               --              --
October 31, 2001                                (.10)               --              --
--------------------------------------------------------------------------------------------------------------
TAX-MANAGED MID & SMALL CAP FUND
Class C
October 31, 2005                                  --                --              --
October 31, 2004                                  --                --              --
October 31, 2003                                  --                --              --
October 31, 2002                                  --                --              --
October 31, 2001                                  --                --              --
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  --                --              --
October 31, 2004                                  --                --              --
October 31, 2003                                  --                --              --
October 31, 2002                                  --                --              --
October 31, 2001 (1)                              --                --              --
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                  --                --              --
October 31, 2004                                  --                --              --
October 31, 2003                                  --                --              --
October 31, 2002                                (.01)               --              --
October 31, 2001                                  --                --              --
--------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 250  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)
-----------------------------------------------------------------------------
          (.02)             17.68                6.94             16,955
            --              16.55               10.19             13,304
            --              15.02               19.11             10,022
            --              12.61              (19.17)             7,740
            --              15.60              (24.57)             7,611
-----------------------------------------------------------------------------
          (.14)             18.09                7.72              8,695
          (.06)             16.93               11.05              5,991
          (.09)             15.30               20.04              4,743
          (.05)             12.83              (18.47)             2,618
          (.10)             15.78              (21.10)             3,359
-----------------------------------------------------------------------------
          (.18)             18.16                7.98            386,605
          (.08)             16.99               11.33            342,640
          (.11)             15.34               20.24            307,458
          (.08)             12.87              (18.21)           345,335
          (.10)             15.81              (23.86)           448,557
-----------------------------------------------------------------------------
            --              11.59               13.96              9,295
            --              10.17                9.00              6,041
            --               9.33               31.04              5,025
            --               7.12               (9.65)             3,450
            --               7.88              (28.88)             2,688
-----------------------------------------------------------------------------
            --              12.13               14.87              1,663
            --              10.56                9.77              1,279
            --               9.62               32.14                850
            --               7.28               (9.00)               885
            --               8.00              (20.00)               837
-----------------------------------------------------------------------------
            --              12.27               15.21            156,596
            --              10.65               10.02            123,045
            --               9.68               32.42            106,738
          (.01)              7.31               (8.77)            82,523
            --               8.02              (28.14)            90,095
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------------------------------------------
           1.91                1.91                  .08               42.92
           1.92                1.92                 (.38)              32.15
           1.94                1.94                 (.30)             127.47
           1.91                1.91                 (.40)              65.39
           1.88                1.88                 (.56)              52.57
-----------------------------------------------------------------------------
           1.16                1.16                  .84               42.92
           1.17                1.17                  .37               32.15
           1.19                1.19                  .46              127.47
           1.16                1.16                  .36               65.39
           1.15                1.15                  .16               52.57
-----------------------------------------------------------------------------
            .90                 .91                 1.12               42.92
            .92                 .92                  .62               32.15
            .94                 .94                  .71              127.47
            .91                 .91                  .58               65.39
            .88                 .88                  .45               52.57
-----------------------------------------------------------------------------
           2.24                2.37                (1.06)              57.90
           2.25                2.34                (1.33)             203.33
           2.25                2.49                (1.06)              81.91
           2.25                2.53                (1.12)              89.13
           2.25                2.54                 (.93)             105.31
-----------------------------------------------------------------------------
           1.48                1.62                 (.32)              57.90
           1.50                1.59                 (.58)             203.33
           1.50                1.74                 (.31)              81.91
           1.50                1.78                 (.37)              89.13
           1.50                1.84                 (.16)             105.31
-----------------------------------------------------------------------------
           1.22                1.38                 (.06)              57.90
           1.25                1.34                 (.32)             203.33
           1.25                1.49                 (.06)              81.91
           1.25                1.53                 (.13)              89.13
           1.25                1.54                  .07              105.31
-----------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  251

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                 $               $
                                           NET ASSET VALUE,         NET           NET REALIZED     TOTAL FROM
                                             BEGINNING OF        INVESTMENT      AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)    GAIN (LOSS)      OPERATIONS
--------------------------------------------------------------------------------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2005                                  6.85              (.08)               .68            .60
October 31, 2004                                  6.85              (.11)               .11             --
October 31, 2003                                  5.23              (.09)              1.71           1.62
October 31, 2002                                  6.65              (.10)             (1.32)         (1.42)
October 31, 2001 (2)                             10.00              (.08)             (3.27)         (3.35)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  7.08              (.01)               .69            .68
October 31, 2004                                  7.03              (.05)               .10            .05
October 31, 2003                                  5.31              (.04)              1.76           1.72
October 31, 2002                                  6.68              (.04)             (1.33)         (1.37)
October 31, 2001 (2)                             10.00              (.02)             (3.30)         (3.32)
--------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  7.19               .01                .71            .72
October 31, 2004                                  7.10              (.02)               .11            .09
October 31, 2003                                  5.35              (.02)              1.77           1.75
October 31, 2002                                  6.71              (.02)             (1.34)         (1.36)
October 31, 2001 (2)                             10.00                --(d)           (3.29)         (3.29)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                  7.15                --(d)             .72            .72
October 31, 2004                                  7.08              (.03)               .10            .07
October 31, 2003                                  5.34              (.02)              1.76           1.74
October 31, 2002                                  6.71              (.02)             (1.35)         (1.37)
October 31, 2001 (2)                             10.00                --(d)           (3.29)         (3.29)
--------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
Class C
October 31, 2005                                 10.15              (.02)              1.16           1.14
October 31, 2004                                  8.97              (.03)              1.22           1.19
October 31, 2003                                  7.41              (.01)              1.58           1.57
October 31, 2002                                  8.51              (.02)             (1.07)         (1.09)
October 31, 2001 (2)                             10.00                --(d)           (1.48)         (1.48)
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 10.28               .09               1.16           1.25
October 31, 2004                                  9.05               .05               1.23           1.28
October 31, 2003                                  7.46               .06               1.58           1.64
October 31, 2002                                  8.53               .06              (1.07)         (1.01)
October 31, 2001 (2)                             10.00               .05              (1.48)         (1.43)
--------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                 10.30               .13               1.17           1.30
October 31, 2004                                  9.07               .10               1.22           1.32
October 31, 2003                                  7.46               .08               1.61           1.69
October 31, 2002                                  8.54               .08              (1.07)          (.99)
October 31, 2001 (2)                             10.00               .09              (1.48)         (1.39)
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 10.29               .11               1.16           1.27
October 31, 2004                                  9.05               .08               1.24           1.32
October 31, 2003                                  7.45               .07               1.60           1.67
October 31, 2002                                  8.53               .07              (1.07)         (1.00)
October 31, 2001 (2)                             10.00               .08              (1.48)         (1.40)
--------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS        $
                                              FROM NET          FROM NET       RETURN OF
                                          INVESTMENT INCOME   REALIZED GAIN     CAPITAL
--------------------------------------------------------------------------------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2005                                   --               --              --
October 31, 2004                                   --               --              --
October 31, 2003                                   --               --              --
October 31, 2002                                   --               --              --
October 31, 2001 (2)                               --               --              --
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                   --               --              --
October 31, 2004                                   --               --              --
October 31, 2003                                   --               --              --
October 31, 2002                                   --               --              --
October 31, 2001 (2)                               --               --              --
--------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                   --               --              --
October 31, 2004                                   --               --              --
October 31, 2003                                   --               --              --
October 31, 2002                                   --               --              --
October 31, 2001 (2)                               --               --              --
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                   --               --              --
October 31, 2004                                   --               --              --
October 31, 2003                                   --               --              --
October 31, 2002                                   --               --              --
October 31, 2001 (2)                               --               --              --
--------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
Class C
October 31, 2005                                 (.01)            (.01)             --
October 31, 2004                                 (.01)              --              --
October 31, 2003                                 (.01)              --              --
October 31, 2002                                 (.01)              --              --
October 31, 2001 (2)                             (.01)              --              --
--------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.09)            (.01)             --
October 31, 2004                                 (.05)              --              --
October 31, 2003                                 (.05)              --              --
October 31, 2002                                 (.06)              --              --
October 31, 2001 (2)                             (.04)              --              --
--------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                 (.13)            (.01)             --
October 31, 2004                                 (.09)              --              --
October 31, 2003                                 (.08)              --              --
October 31, 2002                                 (.09)              --              --
October 31, 2001 (2)                             (.07)              --              --
--------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.11)            (.01)             --
October 31, 2004                                 (.08)              --              --
October 31, 2003                                 (.07)              --              --
October 31, 2002                                 (.08)              --              --
October 31, 2001 (2)                             (.07)              --              --
--------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 252  Financial Highlights

                                                                    $
           $                  $                  %             NET ASSETS,
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)
-----------------------------------------------------------------------------
            --               7.45                8.76              8,149
            --               6.85                (.15)             5,942
            --               6.85               31.17              3,265
            --               5.23              (21.35)             1,341
            --               6.65              (33.50)             1,017
-----------------------------------------------------------------------------
            --               7.76                9.60              4,255
            --               7.08                 .71              5,749
            --               7.03               32.39              4,865
            --               5.31              (20.51)             2,814
            --               6.68              (33.20)             2,714
-----------------------------------------------------------------------------
            --               7.91               10.17            112,112
            --               7.19                1.13             60,006
            --               7.10               32.71             32,003
            --               5.35              (20.27)            18,150
            --               6.71              (32.90)            21,044
-----------------------------------------------------------------------------
            --               7.87               10.07             57,324
            --               7.15                 .99             51,569
            --               7.08               32.58             42,421
            --               5.34              (20.42)            24,389
            --               6.71              (32.90)            24,072
-----------------------------------------------------------------------------
          (.02)             11.27               11.23             21,228
          (.01)             10.15               13.24             16,834
          (.01)              8.97               21.19              9,972
          (.01)              7.41              (12.82)             2,061
          (.01)              8.51              (14.76)             1,844
-----------------------------------------------------------------------------
          (.10)             11.43               12.14              8,770
          (.05)             10.28               14.31              9,167
          (.05)              9.05               22.01              7,778
          (.06)              7.46              (11.86)             3,314
          (.04)              8.53              (14.33)             3,155
-----------------------------------------------------------------------------
          (.14)             11.46               12.63            135,759
          (.09)             10.30               14.77            102,397
          (.08)              9.07               22.60             74,600
          (.09)              7.46              (11.72)            35,169
          (.07)              8.54              (13.92)            28,983
-----------------------------------------------------------------------------
          (.12)             11.44               12.36            198,551
          (.08)             10.29               14.61            173,635
          (.07)              9.05               22.53            128,383
          (.08)              7.45              (11.78)            31,806
          (.07)              8.53              (14.04)            31,288
-----------------------------------------------------------------------------

             %                   %                   %
     RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
        TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
        NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         NET(C)(E)           GROSS(C)        NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------------------------------------------
           2.23                2.32                (1.15)             127.68
           2.25                2.50                (1.53)             134.00
           2.20                2.74                (1.57)             149.76
           2.11                2.82                (1.53)             212.37
           2.17                2.97                (1.32)             169.36
-----------------------------------------------------------------------------
           1.28                1.40                 (.15)             127.68
           1.36                1.54                 (.65)             134.00
           1.26                1.79                 (.62)             149.76
           1.16                1.87                 (.58)             212.37
           1.29                2.05                 (.45)             169.36
-----------------------------------------------------------------------------
            .92                1.08                  .12              127.68
            .95                1.20                 (.23)             134.00
            .93                1.58                 (.31)             149.76
            .89                1.65                 (.31)             212.37
            .89                1.75                 (.03)             169.36
-----------------------------------------------------------------------------
           1.06                1.18                  .04              127.68
           1.09                1.27                 (.38)             134.00
           1.03                1.56                 (.40)             149.76
            .97                1.68                 (.39)             212.37
            .94                1.74                 (.09)             169.36
-----------------------------------------------------------------------------
           2.18                2.20                 (.18)              84.74
           2.25                2.32                 (.31)              96.07
           2.15                2.42                 (.12)             105.71
           2.00                2.40                 (.27)              92.95
           2.00                2.64                   --               71.75
-----------------------------------------------------------------------------
           1.25                1.30                  .78               84.74
           1.39                1.39                  .55               96.07
           1.21                1.48                  .77              105.71
           1.04                1.43                  .70               92.95
           1.25                1.85                  .76               71.75
-----------------------------------------------------------------------------
            .86                 .91                 1.14               84.74
            .95                 .95                 1.00               96.07
            .90                1.23                 1.12              105.71
            .79                1.22                  .95               92.95
            .79                1.48                 1.25               71.75
-----------------------------------------------------------------------------
           1.07                1.10                  .95               84.74
           1.10                1.10                  .84               96.07
           1.01                1.28                 1.03              105.71
            .87                1.27                  .86               92.95
            .86                1.50                 1.18               71.75
-----------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  253

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL HIGHLIGHTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
(1)   For the period December 6, 2000 (commencement of sale) to October 31,
      2001.
(2) For the period January 31, 2001 (commencement of operations) to October 31, 2001.
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for periods less than one year are annualized.
(d)   Less than $.01 per share.
(e) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

 254  Notes to Financial Highlights

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
1. ORGANIZATION

   Frank Russell Investment Company (the "Investment Company" or "FRIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on fourteen of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to FRIMCo.

   Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund's Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they

                                              Notes to Financial Statements  255

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund's net asset value. FRIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. FRIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. FRIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage); a company event such as a material business development, dividend declaration, stock split or rights offering; a material disaster; or an armed conflict.

   Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment Income

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

   Dividends and Distributions to Shareholders

   For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

                 DECLARED                           PAYABLE                            FUNDS
   --------------------------------------------------------------------------------------------------------
   Monthly                                Early in the following month   Tax-Exempt Bond, Diversified Bond
                                                                         and Multistrategy Bond Funds
   Quarterly                              April, July, October and       Diversified Equity, Quantitative
                                          December                       Equity, Real Estate Securities,
                                                                         Short Duration Bond and Select
                                                                         Value Funds
   Annually                               Mid-December                   Special Growth, International
                                                                         Securities, Emerging Markets, Tax-
                                                                         Managed Large Cap, Tax-Managed Mid
                                                                         & Small Cap and Select Growth
                                                                         Funds

   Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

 256  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Adviser"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Funds presented herein offer the following classes of shares: Class C, Class E, Class I and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Foreign Currency Translations

   The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

   The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Capital Gains Taxes

   The International Securities Fund and Emerging Markets Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds have recorded a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2005. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Funds.

                                              DEFERRED           CAPITAL
                   FUNDS                   TAX LIABILITY       GAINS TAXES
   --------------------------------------------------------------------------
   International Securities               $             --   $        129,751
   Emerging Markets                                876,385            429,737

                                              Notes to Financial Statements  257

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign Currency Exchange Contracts

   In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Securities Fund may enter into forward foreign currency overlays on liquidity reserve balances. Additionally, from time to time the International Securities, Emerging Markets, Short Duration Bond, Diversified Bond and Multistrategy Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2005 are presented on the Schedule of Investments for the applicable Funds.

   Forward Commitments

   The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Options

   The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability

 258  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   Futures Contracts

   The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2005, the Multistrategy Bond Fund had cash collateral balances of $100,000 in connection with futures contracts purchased (sold).

   Swap Agreements

   The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

   The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with the Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

   The Short Duration Bond, Diversified Bond, Multistrategy Bond and International Securities Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   Interest rate swaps are a counterparty agreement and can be customized to meet each parties needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

                                              Notes to Financial Statements  259

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. As of October 31, 2005, the International Securities Fund had cash collateral balances of $1,060,000 in connection with index swap contracts purchased.

   Investments in Emerging Markets

   Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2005, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

         FUNDS                PURCHASES             SALES
---------------------------------------------------------------
Diversified Equity        $   2,888,315,224   $   2,525,397,255
Special Growth                1,357,308,402       1,299,273,266
Quantitative Equity           3,051,918,591       2,650,085,327
International Securities      1,913,371,275       1,566,404,992
Emerging Markets                557,744,073         489,569,166
Real Estate Securities          973,771,838         884,864,116
Short Duration Bond           1,402,424,789       1,293,033,492
Diversified Bond              2,235,188,842       1,874,453,410

---------------------------------------------------------------
         FUNDS                PURCHASES             SALES
Multistrategy Bond        $   1,194,918,491   $   1,043,170,370
Tax Exempt Bond                 145,359,127          93,679,345
Tax-Managed Large Cap           188,845,226         160,421,940
Tax-Managed Mid & Small
  Cap                            95,809,451          80,776,797
Select Growth                   236,279,795         193,505,061
Select Value                    295,871,245         274,923,071

   Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

         FUNDS                PURCHASES             SALES
---------------------------------------------------------------
Short Duration Bond       $     624,389,436   $     548,143,821
Diversified Bond              1,570,279,891       1,346,373,774
Multistrategy Bond            2,080,991,261       1,677,826,108
Tax-Managed Large Cap               794,634             431,409

 260  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Written Options Contracts

   Transactions in written options contracts for the period ended October 31, 2005 for the following Funds were as follows:

                                               INTERNATIONAL SECURITIES FUND                     EMERGING MARKETS FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2004                          433    $         3,730,200                    461    $         1,319,478
   Opened                                              3,644             25,592,656                  2,229              4,985,469
   Closed                                             (4,037)           (29,149,112)                (2,404)            (5,581,085)
   Expired                                                --                     --                     --                     --
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2005                           40    $           173,744                    286    $           723,862
                                         ===================    ===================    ===================    ===================

                                                  SHORT DURATION BOND FUND                       DIVERSIFIED BOND FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2004                           12    $            13,167                    240    $           149,231
   Opened                                                170                324,666                  1,499                579,254
   Closed                                                 --                     --                   (135)               (59,571)
   Expired                                               (22)               (16,177)                (1,227)              (499,854)
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2005                          160    $           321,656                    377    $           169,060
                                         ===================    ===================    ===================    ===================

                                                  MULTISTRATEGY BOND FUND
                                         ------------------------------------------
                                              NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED
   --------------------------------------------------------------------------------
   Outstanding October 31, 2004                          504    $           562,722
   Opened                                              2,356              1,162,245
   Closed                                                 (1)              (125,600)
   Expired                                            (2,324)            (1,036,027)
                                         -------------------    -------------------
   Outstanding October 31, 2005                          535    $           563,340
                                         ===================    ===================

   Securities Lending

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of

                                              Notes to Financial Statements  261

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

   As of October 31, 2005, the non-cash collateral received for the securities on loan in the following funds was:

                                              NON-CASH
                   FUNDS                  COLLATERAL VALUE       NON-CASH COLLATERAL HOLDING
   ---------------------------------------------------------------------------------------------
   Special Growth                            $  401,021       Pool of US Government securities
   International Securities                     716,776       Pool of US Government securities
   Tax-Managed Mid & Small Cap                    2,274       Pool of US Government securities

4. RELATED PARTIES

   Adviser and Administrator

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to FRIMCo.

   The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) and also may invest a portion of the collateral received from the Investment Company's securities lending program, in the Investment Company's Money Market and Tax Free Money Market Funds (two of the Funds of the Investment Company not presented herein). As of October 31, 2005, $1,773,882,094 of the Money Market Fund's net assets and $8,987,848 of the Tax Free Money Market Fund's net assets represents investments by the Funds presented herein and $713,034,017 of the Money Market Funds' net assets represents the investments of other FRIC Funds not presented herein.

   The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $114,034,319 and $7,947,061 respectively, for the period ended October 31, 2005.

                                         ANNUAL RATE
                               -------------------------------
            FUNDS                 ADVISER       ADMINISTRATOR
--------------------------------------------------------------
Special Growth                       .90%            .05%
Emerging Markets                    1.15             .05
Real Estate Securities               .80             .05
Short Duration Bond                  .45             .05
Diversified Bond                     .40             .05
Multistrategy Bond                   .60             .05

--------------------------------------------------------------
                                         ANNUAL RATE
                               -------------------------------
            FUNDS                 ADVISER       ADMINISTRATOR
Tax Exempt Bond                      .30%            .05%
Tax-Managed Large Cap                .70             .05
Tax-Managed Mid & Small Cap          .98             .05
Select Growth                        .80             .05
Select Value                         .70             .05

   For the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund, the advisory fee is based on the asset level of the Funds. The advisory fee rates for these Funds are as follows:

                                               DIVERSIFIED EQUITY            QUANTITATIVE EQUITY          INTERNATIONAL SECURITIES
                                                  ANNUAL RATE                    ANNUAL RATE                    ANNUAL RATE
                                          ----------------------------   ----------------------------   ----------------------------
         AVERAGE DAILY NET ASSETS           ADVISORY     ADMINISTRATOR     ADVISORY     ADMINISTRATOR     ADVISORY     ADMINISTRATOR
   ---------------------------------------------------------------------------------------------------------------------------------
   First $2 Billion                           .73%            .05%           .73%            .05%           .90%            .05%
   Next $3 Billion                            .72             .05            .72             .05            .89             .05
   Over $5 Billion                            .70             .05            .70             .05            .87             .05

   For the Tax-Managed Mid & Small Cap Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2006, up to the full amount of its 1.03% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Tax-Managed Mid & Small Cap Fund do not include 12b-1 fees or shareholder servicing fees. The total amount of the waiver for the period ended October 31, 2005 was $187,394. There were no contractual reimbursements for the period ended October 31, 2005. This Fund's expense ratio was less than its expense cap for the period ended October 31, 2005 due to a one-time expense reimbursement from the Adviser during the period.

   For the Select Growth Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2006, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and

 262  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. The total amount of the waiver for the period ended October 31, 2005 was $103,095. There were no contractual reimbursements for the period ended October 31, 2005. This Fund's expense ratio was less than its expense cap for the period ended October 31, 2005 due to a one-time expense reimbursement from the Adviser during the period.

   For the Select Value Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2006, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. There were no waivers or reimbursements for the period ended October 31, 2005.

   The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

   The Adviser reimbursed certain Funds for amounts previously paid by those Funds to Russell/Mellon Analytical Services for analytical services received. The amounts of the reimbursement for the period ended October 31, 2005 were:

                                           REIMBURSEMENT
                FUNDS                         AMOUNT
-----------------------------------------------------------
Diversified Equity                      $           115,714
Special Growth                                       84,820
Quantitative Equity                                  43,906
International Securities                            259,596
Emerging Markets                                    132,378

-----------------------------------------------------------
                                           REIMBURSEMENT
                FUNDS                         AMOUNT
Real Estate Securities                  $             9,957
Tax-Managed Large Cap                                26,736
Tax-Managed Mid & Small Cap                          31,660
Select Growth                                        56,775
Select Value                                        124,589

   For the period ended October 31, 2005, the Adviser paid the following amounts to certain Funds with respect to referral fees received:

                                      AMOUNT
             FUNDS                     PAID
------------------------------------------------
Diversified Equity                $       20,063
Special Growth                            25,070
Quantitative Equity                       24,013
International Securities                  21,448
Emerging Markets                          26,094
Real Estate Securities                    34,900
Short Duration Bond                       13,311

------------------------------------------------
                                      AMOUNT
             FUNDS                     PAID
Diversified Bond                  $       10,191
Multistrategy Bond                        14,611
Tax Exempt Bond                            3,398
Tax-Managed Large Cap                      6,991
Tax-Managed Mid & Small Cap                6,162
Select Growth                              3,525
Select Value                               8,517

   The Adviser reimbursed the Multistrategy Bond Fund for an allocation of a sub-adviser fee that was credited to the Adviser rather than the Fund. The amount of the reimbursement was $1,274.

   Special Service Charge

   Special servicing agreements were entered into in February 1999 by the Adviser and were approved annually by the Funds' Board of Trustees. The special servicing agreements were between the Fund of Funds (a group of nine LifePoints Funds and the Tax-Managed Global Equity Fund which invest in a combination of Class S shares of the Investment Company's portfolios) and the Funds listed below, the "Underlying Funds," in which the Fund of Funds invest. In accordance with the special servicing agreements, certain expenses from the operation of the Fund of Funds were borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Fund of Funds. No Underlying Funds were charged expenses that exceeded the estimated savings to each respective Underlying Fund. These estimated savings appeared in the form of reduced transfer agent costs resulting from the elimination of separate shareholder accounts which were invested in the Underlying Funds. Rather than having each investor open a shareholder account to invest individually in the Underlying Funds, the Fund of Funds acted as omnibus accounts combining thousands of individual shareholder accounts into a single account. This

                                              Notes to Financial Statements  263

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   benefited the Underlying Funds, by reducing the number of shareholder accounts that needed to be maintained, and by the omnibus accounts' netting out the trades of individual shareholders to a point where the Fund of Funds only executed one trade each day with each Underlying Fund. In the event that the financial benefits to the Underlying Funds did not exceed aggregate expenses of any Fund of Fund, the Adviser reimbursed the respective Underlying Funds. The Adviser did not have the ability to recover amounts reimbursed from previous periods. This arrangement was discontinued on June 30, 2005.

   For the period ended October 31, 2005, the special servicing expense charged to the Underlying Funds amounted to:

                                              AMOUNT
           UNDERLYING FUNDS                    PAID
-----------------------------------------------------------
Diversified Equity                      $         1,432,949
Special Growth                                      320,272
Quantitative Equity                               1,445,738
International Securities                          1,292,156
Emerging Markets                                    237,856
Real Estate Securities                              407,769

-----------------------------------------------------------
                                              AMOUNT
           UNDERLYING FUNDS                    PAID
Short Duration Bond                     $           608,180
Diversified Bond                                    938,143
Multistrategy Bond                                1,020,111
Tax-Managed Large Cap                                63,948
Tax-Managed Mid & Small Cap                          19,184

   For the period ended October 31, 2005, the Adviser reimbursement to the Underlying Funds amounted to:

                                              AMOUNT
                FUNDS                          PAID
-----------------------------------------------------------
Diversified Equity                      $            52,352
Special Growth                                       12,805
Quantitative Equity                                  53,912
International Securities                             52,879
Emerging Markets                                      8,713
Real Estate Securities                               16,048

-----------------------------------------------------------
                                              AMOUNT
                FUNDS                          PAID
Short Duration Bond                     $            26,879
Diversified Bond                                     57,598
Multistrategy Bond                                   48,569
Tax-Managed Large Cap                                 7,799
Tax-Managed Mid & Small Cap                           2,340

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period ended October 31, 2005, the Fund's custodian fees were reduced by the following amounts under these arrangements:

                                              AMOUNT
                FUNDS                          PAID
-----------------------------------------------------------
Diversified Equity                      $             2,058
Special Growth                                        1,195
Quantitative Equity                                     861
International Securities                              1,698
Emerging Markets                                      1,383
Real Estate Securities                                  492
Short Duration Bond                                   8,041

-----------------------------------------------------------
                                              AMOUNT
                FUNDS                          PAID
Diversified Bond                        $            13,381
Multistrategy Bond                                   24,426
Tax Exempt Bond                                         673
Tax-Managed Large Cap                                    92
Tax-Managed Mid & Small Cap                             167
Select Growth                                           528
Select Value                                            552

   Transfer agent

   FRIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Funds. FRIMCo retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds reported herein for the period ended October 31, 2005 were $18,877,736.

   In addition, FRIMCo has contractually agreed to waive, at least until February 28, 2006, a portion of its transfer agency fees for certain Funds. The total transfer agent fee waivers for the period ended October 31, 2005 were as follows:

                                               TA FEE
                   FUNDS                   WAIVER AMOUNT
   -------------------------------------------------------
   Select Growth                          $         63,098

 264  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Distributor and Shareholder Servicing

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FRIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C and Class E shares on an annual basis.

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

   Brokerage Commissions

   The Funds will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of correspondent brokers. FRS is an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used to obtain either research services for FRIMCo, to assist it in its capacity as a manager of managers, to generate commission rebates to the Funds on whose behalf the trades were made or to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through FRS or other brokers and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. Research services provided to FRIMCo by FRS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be obtained from unaffiliated third parties at market rates. Research provided to FRIMCo will benefit the particular Funds generating the trading activity and may also benefit other Funds within FRIC and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds will benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   FRS or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through FRS and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once FRIMCo's research budget has been met. For the period ended October 31, 2005, there was no commission recapture for the Funds.

   FRS retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds. Trades through FRS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

   Amounts retained by Frank Russell Securities, Inc. for the period ended October 31, 2005 were as follows:

             FUNDS                    AMOUNT
------------------------------------------------
Diversified Equity                $      104,188
Special Growth                            31,218
Quantitative Equity                       27,865
International Securities                 153,592
Emerging Markets                          33,965

------------------------------------------------
             FUNDS                    AMOUNT
Real Estate Securities            $       22,960
Tax-Managed Large Cap                      8,785
Tax-Managed Mid & Small Cap                4,138
Select Growth                             18,619
Select Value                              25,283

   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

                                              Notes to Financial Statements  265

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Accrued fees payable to affiliates as of October 31, 2005 were as follows:

                                       DIVERSIFIED          SPECIAL          QUANTITATIVE      INTERNATIONAL         EMERGING
                                          EQUITY             GROWTH             EQUITY           SECURITIES          MARKETS
   ------------------------------------------------------------------------------------------------------------------------------
   Advisory fees                     $      1,665,280   $        707,801   $      1,721,069   $      1,866,270   $        835,247
   Administration fees                        108,526             39,926            107,614             97,882             34,622
   Distribution fees                           78,392             34,889             79,641             74,525             21,615
   Shareholder servicing fees                  37,223             16,102             37,787             35,187             11,114
   Transfer agent fees                        335,432            220,676            349,062            298,278             62,091
   Trustee fees                                 7,012              2,308              7,278             21,292              1,611
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                     $      2,231,865   $      1,021,702   $      2,302,451   $      2,393,434   $        966,300
                                     ================   ================   ================   ================   ================

                                       REAL ESTATE       SHORT DURATION      DIVERSIFIED       MULTISTRATEGY        TAX EXEMPT
                                        SECURITIES            BOND               BOND               BOND               BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Advisory fees                     $      1,032,552   $        465,233   $        567,165   $        955,874   $         63,536
   Administration fees                         64,262             49,982             95,908            102,798             10,578
   Distribution fees                           50,502             19,414             33,636             43,698              6,602
   Shareholder servicing fees                  25,138             11,706             21,594             22,668              3,995
   Transfer agent fees                        196,575             52,059            219,104            221,360             21,818
   Trustee fees                                 3,383              3,712              4,730              4,919                443
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                     $      1,372,412   $        602,106   $        942,137   $      1,351,317   $        106,972
                                     ================   ================   ================   ================   ================

                                       TAX-MANAGED        TAX-MANAGED           SELECT             SELECT
                                        LARGE CAP       MID & SMALL CAP         GROWTH             VALUE
   -----------------------------------------------------------------------------------------------------------
   Advisory fees                     $        240,224   $        140,764   $        118,307   $        205,683
   Administration fees                         17,157              2,965              7,367             14,681
   Distribution fees                           10,492              5,654              4,910             12,745
   Shareholder servicing fees                   5,280              2,221              2,507              6,050
   Transfer agent fees                         46,542              9,163              3,775             53,651
   Trustee fees                                   890                462                306                688
                                     ----------------   ----------------   ----------------   ----------------
                                     $        320,585   $        161,229   $        137,172   $        293,498
                                     ================   ================   ================   ================

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both FRIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting or Nominating and Governance Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair was paid a fee of $6,000 per year. Prior to June 1, 2005, the Lead Trustee received compensation of $10,000 annually. Effective June 1, 2005, the position of Lead Trustee was eliminated and, a new chairperson of the Board was elected with additional annual compensation of $52,000.

 266  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

5. FEDERAL INCOME TAXES

   At October 31, 2005, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                   FUNDS                      10/31/07           10/31/08           10/31/09           10/31/10
   ----------------------------------------------------------------------------------------------------------------
   Short Duration Bond                       $       --          $     --         $        --                 --
   Diversified Bond                                  --                --                  --                 --
   Tax Exempt Bond                                   --           682,095                  --                 --
   Tax-Managed Large Cap                             --                --          39,369,989         59,069,223
   Tax-Managed Mid & Small Cap                       --                --                  --         10,128,842
   Select Growth                                     --                --           2,811,082         14,206,106
   Select Value                               8,697,269           451,724           2,362,680            362,611

                   FUNDS                      10/31/11           10/31/12           10/31/13            TOTALS
   ----------------------------------------------------------------------------------------------------------------
   Short Duration Bond                       $       --          $     --         $10,278,948        $10,278,948
   Diversified Bond                                  --                --           4,976,789          4,976,789
   Tax Exempt Bond                                   --           357,343                  --          1,039,438
   Tax-Managed Large Cap                             --                --                  --         98,439,212
   Tax-Managed Mid & Small Cap                       --                --                  --         10,128,842
   Select Growth                                263,497                --                  --         17,280,685
   Select Value                                      --                --                  --         11,874,284

   Select Value Fund had a capital loss carryforward of $11,874,284 that it acquired from the Equity Income Fund and Equity III Fund of which $8,697,269, $451,724, $2,362,680, and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

   At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                                                                                                  INTERNATIONAL
                                                   DIVERSIFIED EQUITY    SPECIAL GROWTH    QUANTITATIVE EQUITY      SECURITIES
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments                              $  2,600,503,771    $    989,620,220    $  2,616,058,092     $  2,653,229,466
                                                    ================    ================    ================     ================
   Unrealized Appreciation                               316,250,338         154,927,344         347,638,275          370,484,180
   Unrealized Depreciation                               (58,349,789)        (27,987,532)        (62,300,833)         (26,827,004)
                                                    ----------------    ----------------    ----------------     ----------------
   Net Unrealized Appreciation (Depreciation)       $    257,900,549    $    126,939,812    $    285,337,442     $    343,657,176
                                                    ================    ================    ================     ================
   Undistributed Ordinary Income                    $        587,397    $     14,038,916    $        714,005     $     27,780,280
   Undistributed Long-Term Capital Gains            $     76,319,474    $     76,808,705    $    123,308,071     $     86,088,638
   (Capital Loss Carryforward)                      $             --    $             --    $             --     $             --
   Tax Composition of Distributions:
   Ordinary Income                                  $     17,519,516    $     36,150,962    $     22,658,275     $     31,126,104
   Long-Term Capital Gains                          $             --    $     61,159,219    $             --     $             --

                                              Notes to Financial Statements  267

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                        REAL ESTATE       SHORT DURATION
                                   EMERGING MARKETS      SECURITIES            BOND         DIVERSIFIED BOND   MULTISTRATEGY BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments             $    651,433,010   $  1,227,728,017   $  1,270,440,702   $  2,038,243,115    $  2,587,467,818
                                   ================   ================   ================   ================    ================
   Unrealized Appreciation              215,594,654        449,249,336            474,213          4,588,093          11,358,162
   Unrealized Depreciation              (15,237,551)        (4,791,795)       (14,856,996)       (25,210,841)        (23,805,395)
                                   ----------------   ----------------   ----------------   ----------------    ----------------
   Net Unrealized Appreciation
      (Depreciation)               $    200,357,103   $    444,457,541   $    (14,382,783)  $    (20,622,748)   $    (12,447,233)
                                   ================   ================   ================   ================    ================
   Undistributed Ordinary Income   $     22,499,562   $     41,832,169   $      2,899,428   $      5,616,113    $      8,341,007
   Undistributed Long-Term
      Capital Gains                $     21,385,695   $    123,356,030   $             --   $             --    $      2,321,868
   (Capital Loss Carryforward)     $             --   $             --   $    (10,278,948)  $     (4,976,789)   $             --
   Tax Composition of
      Distributions:
   Ordinary Income                 $     10,135,446   $     44,634,608   $     30,576,251   $     47,868,077    $     61,359,734
   Long-Term Capital Gains         $             --   $     87,823,283   $        806,070   $      7,032,036    $      7,878,472

 268  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                          TAX-MANAGED        TAX-MANAGED
                                     TAX EXEMPT BOND       LARGE CAP       MID & SMALL CAP     SELECT GROWTH       SELECT VALUE
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments               $    244,462,387   $    325,696,870   $    177,754,539   $    173,967,660   $    340,287,436
                                     ================   ================   ================   ================   ================
   Unrealized Appreciation                  2,997,245         94,629,177         32,624,075         21,534,333         47,668,776
   Unrealized Depreciation                 (2,285,393)        (4,480,780)        (5,176,048)        (3,821,349)        (9,196,920)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
      (Depreciation)                 $        711,852   $     90,148,397   $     27,448,027   $     17,712,984   $     38,471,856
                                     ================   ================   ================   ================   ================
   Undistributed Ordinary Income     $        678,824   $      2,109,221   $             --   $         42,687   $      6,381,021
   Undistributed Long-Term Capital
      Gains                          $             --   $             --   $             --   $             --   $     14,126,155
   (Capital Loss Carryforward)       $     (1,039,438)  $    (98,439,212)  $    (10,128,842)  $    (17,280,685)  $    (11,874,284)
   Tax Composition of
      Distributions:
   Ordinary Income                   $      7,270,977   $      3,776,243   $             --   $             --   $      3,349,017
   Long-Term Capital Gains           $             --   $             --   $             --   $             --   $        250,408

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2005 and October 31, 2004 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   DIVERSIFIED EQUITY                             -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 913               1,067   $          38,059   $          40,591
      Proceeds from reinvestment of
         distributions                                            2                  --                  97                  --
      Payments for shares redeemed                             (437)               (390)            (18,261)            (14,807)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                             478                 677              19,895              25,784
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 342                 430              14,843              16,840
      Proceeds from reinvestment of
         distributions                                            6                   3                 257                 100
      Payments for shares redeemed                             (294)               (212)            (12,728)             (8,287)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                              54                 221               2,372               8,653
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              13,816              16,792             596,026             654,907
      Proceeds from reinvestment of
         distributions                                          292                 105              12,661               4,125
      Payments for shares redeemed                           (5,474)             (6,913)           (235,883)           (271,038)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 8,634               9,984             372,804             387,994
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               9,166              10,882   $         395,071   $         422,431
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  269

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   SPECIAL GROWTH                                 -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 316                 385   $          15,054   $          18,776
      Proceeds from reinvestment of
         distributions                                          130                  22               6,105               1,039
      Payments for shares redeemed                             (228)               (227)            (10,882)            (10,972)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   218                 180              10,277               8,843
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 208                 416              10,673              20,969
      Proceeds from reinvestment of
         distributions                                           83                   9               4,119                 445
      Payments for shares redeemed                             (491)               (143)            (25,280)             (7,150)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (200)                282             (10,488)             14,264
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               4,539               4,368             232,791             226,455
      Proceeds from reinvestment of
         distributions                                        1,596                 223              81,481              11,203
      Payments for shares redeemed                           (3,134)             (3,844)           (162,993)           (200,670)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,001                 747             151,279              36,988
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               3,019               1,209   $         151,068   $          60,095
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   QUANTITATIVE EQUITY                            -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                               1,084               1,244   $          39,574   $          41,854
      Proceeds from reinvestment of
         distributions                                            5                  --                 199                  --
      Payments for shares redeemed                             (506)               (421)            (18,512)            (14,144)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   583                 823              21,261              27,710
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 330                 417              12,388              14,350
      Proceeds from reinvestment of
         distributions                                           10                   5                 359                 173
      Payments for shares redeemed                             (321)               (189)            (12,054)             (6,517)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    19                 233                 693               8,006
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              17,055              19,903             640,244             684,881
      Proceeds from reinvestment of
         distributions                                          424                 156              16,035               5,367
      Payments for shares redeemed                           (6,785)             (9,164)           (254,740)           (316,481)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                10,694              10,895             401,539             373,767
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              11,296              11,951   $         423,493   $         409,483
                                                  =================   =================   =================   =================

 270  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   INTERNATIONAL SECURITIES                       -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 656                 719   $          38,805   $          37,388
      Proceeds from reinvestment of
         distributions                                           14                  15                 784                 743
      Payments for shares redeemed                             (251)               (223)            (14,956)            (11,610)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   419                 511              24,633              26,521
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 229                 238              14,246              12,850
      Proceeds from reinvestment of
         distributions                                           10                  10                 605                 526
      Payments for shares redeemed                             (160)                (98)             (9,930)             (5,275)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    79                 150               4,921               8,101
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               8,450              10,417             520,578             560,800
      Proceeds from reinvestment of
         distributions                                          478                 235              28,531              12,187
      Payments for shares redeemed                           (3,183)             (5,939)           (197,878)           (321,616)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,745               4,713             351,231             251,371
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               6,243               5,374   $         380,785   $         285,993
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   EMERGING MARKETS                               -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 720                 743   $          10,819   $           8,601
      Proceeds from reinvestment of
         distributions                                            6                  27                  79                 295
      Payments for shares redeemed                             (330)               (289)             (4,983)             (3,350)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   396                 481               5,915               5,546
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 368                 444               5,846               5,367
      Proceeds from reinvestment of
         distributions                                           13                  22                 190                 254
      Payments for shares redeemed                             (384)               (244)             (6,138)             (2,940)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    (3)                222                (102)              2,681
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               9,775              15,089             151,220             180,417
      Proceeds from reinvestment of
         distributions                                          633                 638               9,268               7,205
      Payments for shares redeemed                           (6,854)             (8,459)           (107,297)           (101,760)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,554               7,268              53,191              85,862
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               3,947               7,971   $          59,004   $          94,089
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  271

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   REAL ESTATE SECURITIES                         -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 529                 648   $          23,052   $          24,331
      Proceeds from reinvestment of
         distributions                                          135                  36               5,811               1,425
      Payments for shares redeemed                             (304)               (233)            (13,369)             (8,932)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   360                 451              15,494              16,824
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 398                 314              17,861              12,184
      Proceeds from reinvestment of
         distributions                                           73                  21               3,199                 829
      Payments for shares redeemed                             (283)               (145)            (12,674)             (5,628)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   188                 190               8,386               7,385
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               8,037               7,890             355,555             300,908
      Proceeds from reinvestment of
         distributions                                        1,955                 631              85,775              25,106
      Payments for shares redeemed                           (6,187)             (5,898)           (277,213)           (227,399)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,805               2,623             164,117              98,615
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               4,353               3,264   $         187,997   $         122,824
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   SHORT DURATION BOND                            -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 617                 939   $          11,614   $          17,894
      Proceeds from reinvestment of
         distributions                                           27                  15                 502                 293
      Payments for shares redeemed                           (1,036)             (1,127)            (19,514)            (21,451)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (392)               (173)             (7,398)             (3,264)
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 320                 411               6,052               7,864
      Proceeds from reinvestment of
         distributions                                           27                  17                 521                 319
      Payments for shares redeemed                             (232)               (277)             (4,389)             (5,285)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   115                 151               2,184               2,898
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              16,712              22,446             315,510             428,176
      Proceeds from reinvestment of
         distributions                                        1,504                 508              28,236               9,675
      Payments for shares redeemed                          (15,698)            (13,721)           (296,234)           (261,930)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,518               9,233              47,512             175,921
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,241               9,211   $          42,298   $         175,555
                                                  =================   =================   =================   =================

 272  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   DIVERSIFIED BOND                               -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 735                 787   $          17,801   $          19,032
      Proceeds from reinvestment of
         distributions                                           52                  60               1,257               1,438
      Payments for shares redeemed                             (424)               (451)            (10,266)            (10,947)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   363                 396               8,792               9,523
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 713                 663              17,317              16,074
      Proceeds from reinvestment of
         distributions                                           66                  69               1,598               1,674
      Payments for shares redeemed                             (481)               (354)            (11,706)             (8,570)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   298                 378               7,209               9,178
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              20,002              18,971             474,388             449,420
      Proceeds from reinvestment of
         distributions                                        1,927                 823              45,639              19,405
      Payments for shares redeemed                           (5,758)             (9,239)           (136,503)           (218,477)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                16,171              10,555             383,524             250,348
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              16,832              11,329   $         399,525   $         269,049
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   MULTISTRATEGY BOND                             -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                               2,641               2,363   $          27,699   $          24,666
      Proceeds from reinvestment of
         distributions                                          191                 140               1,997               1,455
      Payments for shares redeemed                           (1,140)               (917)            (11,937)             (9,601)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,692               1,586              17,759              16,520
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                               1,080               1,164              11,328              12,178
      Proceeds from reinvestment of
         distributions                                          136                 100               1,427               1,046
      Payments for shares redeemed                             (477)               (281)             (4,997)             (2,937)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   739                 983               7,758              10,287
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              57,162              49,689             600,754             520,355
      Proceeds from reinvestment of
         distributions                                        5,721               1,718              59,962              17,900
      Payments for shares redeemed                          (12,051)            (14,788)           (126,465)           (154,717)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                50,832              36,619             534,251             383,538
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              53,263              39,188   $         559,768   $         410,345
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  273

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   TAX EXEMPT BOND                                -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 173                 248   $           3,770   $           5,453
      Proceeds from reinvestment of
         distributions                                            8                   9                 188                 207
      Payments for shares redeemed                             (174)               (171)             (3,785)             (3,757)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                     7                  86                 173               1,903
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 161                 121               3,512               2,664
      Proceeds from reinvestment of
         distributions                                           10                   9                 220                 201
      Payments for shares redeemed                              (66)               (101)             (1,446)             (2,210)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   105                  29               2,286                 655
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               4,673               4,071             101,967              89,463
      Proceeds from reinvestment of
         distributions                                          254                 212               5,537               4,645
      Payments for shares redeemed                           (2,697)             (2,430)            (58,741)            (53,265)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,230               1,853              48,763              40,843
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,342               1,968   $          51,222   $          43,401
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   TAX-MANAGED LARGE CAP                          -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 393                 319   $           6,872   $           5,153
      Proceeds from reinvestment of
         distributions                                            1                  --                  14                  --
      Payments for shares redeemed                             (239)               (182)             (4,179)             (2,945)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   155                 137               2,707               2,208
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 186                 102               3,292               1,689
      Proceeds from reinvestment of
         distributions                                            3                   1                  55                  17
      Payments for shares redeemed                              (62)                (59)             (1,104)               (971)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   127                  44               2,243                 735
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               4,824               4,291              86,084              70,925
      Proceeds from reinvestment of
         distributions                                          193                  90               3,437               1,429
      Payments for shares redeemed                           (3,897)             (4,253)            (69,571)            (69,749)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,120                 128              19,950               2,605
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               1,402                 309   $          24,900   $           5,548
                                                  =================   =================   =================   =================

 274  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   TAX-MANAGED MID & SMALL CAP                    -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 394                 212   $           4,384   $           2,098
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (186)               (157)             (2,063)             (1,544)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   208                  55               2,321                 554
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                  62                  49                 711                 505
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                              (46)                (16)               (541)               (167)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    16                  33                 170                 338
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               3,311               2,549              38,832              25,974
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (2,100)             (2,031)            (24,450)            (20,759)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,211                 518              14,382               5,215
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               1,435                 606   $          16,873   $           6,107
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   SELECT GROWTH                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 527                 552   $           3,803   $           3,849
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (300)               (161)             (2,175)             (1,128)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   227                 391               1,628               2,721
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 110                 213                 810               1,533
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (375)                (92)             (2,825)               (658)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (265)                121              (2,015)                875
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               7,135               4,627              54,091              33,510
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (1,314)               (784)             (9,983)             (5,601)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,821               3,843              44,108              27,909
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               3,690               3,538              27,958              25,490
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (3,612)             (2,318)            (27,581)            (16,889)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    78               1,220                 377               8,601
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               5,861               5,575   $          44,098   $          40,106
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  275

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   SELECT VALUE                                   -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 599                 836   $           6,615   $           8,118
      Proceeds from reinvestment of
         distributions                                            3                   1                  31                   8
      Payments for shares redeemed                             (375)               (290)             (4,176)             (2,835)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   227                 547               2,470               5,291
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 195                 164               2,201               1,610
      Proceeds from reinvestment of
         distributions                                            7                   5                  79                  45
      Payments for shares redeemed                             (326)               (136)             (3,702)             (1,345)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (124)                 33              (1,422)                310
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               3,950               4,468              44,387              44,188
      Proceeds from reinvestment of
         distributions                                          123                  75               1,384                 740
      Payments for shares redeemed                           (2,165)             (2,833)            (24,171)            (27,980)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,908               1,710              21,600              16,948
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               5,202               6,828              58,346              67,750
      Proceeds from reinvestment of
         distributions                                          168                 110               1,875               1,084
      Payments for shares redeemed                           (4,888)             (4,241)            (55,329)            (41,771)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   482               2,697               4,892              27,063
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,493               4,987   $          27,540   $          49,612
                                                  =================   =================   =================   =================

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 21, 2005 and is expected to be reviewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2005.

 276  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

8. RECORD OWNERSHIP

   As of October 31, 2005, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

                   FUNDS                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Diversified Equity                              3                   49.3
   Special Growth                                  3                   43.1
   Quantitative Equity                             3                   47.8
   International Securities                        2                   39.6
   Emerging Markets                                3                   47.5
   Real Estate Securities                          2                   30.5
   Short Duration Bond                             3                   66.4
   Diversified Bond                                2                   55.8
   Multistrategy Bond                              2                   61.2
   Tax Exempt Bond                                 1                   40.2
   Tax-Managed Large Cap                           2                   53.8
   Tax-Managed Mid & Small Cap                     1                   52.6
   Select Growth                                   2                   41.5
   Select Value                                    1                   28.2

9. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by FRIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                                 PRINCIPAL                             COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION        AMOUNT ($)       COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE            OR SHARES             $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Fund - 0.1%
   Coca-Cola Embonor B ADR Reg S                  04/23/99             107,000            10.81            1,157              845
   Delta Corp, Inc.                               08/07/97           1,134,586             0.39              444              389
   Far EasTone Telecommunications Co.,
   Ltd.                                           01/12/05              11,000            17.74              195              192
   Holcim Ecuador SA-ADR                          07/24/96              10,500            12.67              133              347
   Holcim Ecuador SA-GDR                          04/29/96              72,000             9.50              684            2,419
   KT&G Corp.                                     01/29/02              53,100             9.28              493            1,099
   NovaTek OAO                                    07/21/05             105,700            21.30            2,252            2,326
   OK Zimbabwe                                    12/03/01           6,402,949             0.02              149               41
   Quilmes Industrial                             04/18/94               5,027            19.30               97              157
   Samsung Electronics Co., Ltd.                  05/21/96              10,059             9.43               95            2,055
   Tae Young                                      07/24/96              11,339             5.35              572              435
                                                                                                                   --------------
                                                                                                                           10,305
                                                                                                                   ==============

                                              Notes to Financial Statements  277

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                 PRINCIPAL                             COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION        AMOUNT ($)       COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE            OR SHARES             $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Diversified Bond Fund - 3.0%
   ABSC NIMs Trust                                07/18/05             498,411            99.96              498              497
   ABSC NIMs Trust                                07/30/04              60,319            99.62               60               60
   Aiful Corp.                                    08/03/05             300,000            99.69              299              295
   American International Group, Inc.             09/27/05             100,000            99.67              100               98
   American International Group, Inc.             09/27/05             500,000            99.80              499              491
   American International Group, Inc.             09/27/05             500,000            99.67              498              488
   Arcap Reit, Inc.                               09/21/04             460,000           100.96              464              441
   Asset Backed Funding Corp. NIM Trust           08/15/05             439,555            99.71              438              440
   BAE Systems Holdings, Inc.                     12/28/01           1,270,000           102.84            1,306            1,336
   Capital Auto Receivables Asset Trust           05/25/05               7,169           100.00                7                7
   Countrywide Asset-Backed Certificates          12/21/04             185,696           100.04              186              185
   Countrywide Asset-Backed Certificates          04/27/05             381,614            99.26              379              378
   Countrywide Asset-Backed Certificates          07/22/05             361,270            99.42              359              358
   Countrywide Asset-Backed Certificates          07/27/05           1,786,038           100.00            1,786            1,786
   Countrywide Home Loan Mortgage Pass
     Through Trust                                09/21/05           2,350,614           100.00            2,351            2,351
   Credit-Based Asset Servicing and
     Securitization CBO, Ltd.                     03/04/04           2,235,006           100.00            2,235            2,235
   Crest, Ltd.                                    11/25/03           1,655,000           100.00            1,655            1,639
   DG Funding Trust                               11/04/03                 103        10,537.13            1,085            1,104
   Dresdner Funding Trust I                       04/09/03             510,000           106.99              546              605
   Equifirst Mortgage Loan Trust NIM Notes        02/02/05             384,247           100.06              384              384
   Equifirst Mortgage Loan Trust NIM Notes        05/06/05           1,263,472            99.95            1,263            1,261
   Export-Import Bank of Korea                    02/03/04             290,000            99.66              289              281
   First Franklin NIM Trust                       05/20/04             150,115           100.00              150              150
   First Franklin NIM Trust                       06/03/04               6,626           100.00                7                7
   First Franklin NIM Trust                       04/01/05             845,304            99.74              843              841
   Fremont NIM Trust                              05/20/04               2,147           100.00                2                2
   Fremont NIM Trust                              02/22/05             218,676           100.00              219              218
   Fremont NIM Trust                              02/22/05             657,192            99.61              655              653
   G-Force CDO, Ltd.                              12/08/03             750,000            99.98              750              741
   G-Force LLC                                    02/01/05           2,105,000           100.95            2,125            2,050
   Glencore Funding LLC                           08/08/05             610,000            94.68              578              562
   GSAMP Mortgage Loan Trust                      05/20/05           2,119,251           100.19            2,123            2,136
   Harrah's Operating Co., Inc.                   05/19/05           3,695,000            99.57            3,679            3,546
   IndyMac Loan Trust                             10/17/03             102,318           100.00              102              102
   IndyMac Loan Trust                             06/10/04             668,946           100.00              669              669
   JP Morgan Chase Commercial Mortgage
     Securities Corp.                             05/27/05           2,685,329           100.00            2,685            2,673
   Korea Electric Power Corp.                     04/20/04             145,000            98.47              143              142
   Lennar Corp.                                   07/06/05           1,805,000           100.46            1,813            1,729
   Long Beach Asset Holdings Corp.                01/19/05             542,601           100.00              543              540
   Mach One Trust Commercial
   Mortgage-Backed                                07/12/04           1,480,000           100.95            1,494            1,462
   Mastr Reperforming Loan Trust                  03/09/05           1,045,556             1.02            1,070            1,053
   Miller Brewing Co.                             08/06/03             330,000           100.16              331              333
   Mizuho Financial Group Cayman, Ltd.            02/27/04             445,000           101.30              451              456
   Monumental Global Funding, Ltd.                03/09/05             190,000           100.00              190              188
   Morgan Stanley Capital I, Inc.                 06/17/04           1,475,000           101.04            1,490            1,476
   Natexis Ambs Co. LLC                           06/24/98             270,000           108.76              294              292

 278  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                 PRINCIPAL                             COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION        AMOUNT ($)       COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE            OR SHARES             $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Newcastle CDO I, Ltd.                          03/11/04             870,000            99.94              869              826
   Novastar NIM Trust                             07/20/04             105,684           100.11              106              105
   Novastar NIM Trust                             06/21/05             383,429           100.00              383              382
   Option One Mortgage Securities Corp.
   NIM Trust                                      12/08/03              25,680           100.00               26               26
   Park Place Securities NIM Trust                09/22/04              93,613           100.00               94               93
   Park Place Securities NIM Trust                07/07/05             614,084            99.86              613              610
   Prologis                                       10/26/05           1,725,000            99.35            1,714            1,720
   Rabobank Capital Fund II                       05/23/05              30,000           101.81               31               30
   Rabobank Capital Funding Trust                 05/19/05              60,000           100.77               60               58
   Ramp NIMs Trust                                05/12/05             375,997           100.00              376              375
   Ras Laffan Liquefied Natural Gas Co.,
   Ltd. II                                        08/04/05             165,000           100.00              165              161
   Renaissance NIM Trust                          06/25/04              77,677           100.00               78               78
   Renaissance NIM Trust                          12/16/04             301,282           100.00              301              301
   Residential Capital Corp.                      06/21/05             685,000            99.72              683              696
   Resona Preferred Global Securities
   Cayman, Ltd.                                   07/20/05             375,000           100.89              378              382
   Russia Government International Bond           02/01/05             440,000           110.42              486              488
   Sharp SP I LLC Net Interest Margin
   Trust                                          02/13/04              14,569            99.99               15               15
   Systems 2001 AT LLC                            06/24/98             219,693           101.72              223              230
   Tenaska Alabama II Partners, LP                10/09/03             258,689           100.00              259              260
   Tengizchevroil Finance Co.                     11/23/04             325,000           100.26              326              326
   Textron Financial Floorplan Master Note
   Trust                                          05/19/05           2,140,000           100.00            2,140            2,141
   Wells Fargo Home Equity Trust                  10/01/04             106,194            99.99              106              106
   Zurich Capital Trust I                         07/11/00             650,000           105.91              688              649
   Zurich Capital Trust I                         01/10/03             600,000            95.12              571              703
                                                                                                                   --------------
                                                                                                                           49,502
                                                                                                                   ==============
   Multistrategy Bond Fund - 3.8%
   ABSC NIMs Trust                                12/18/03              26,187            98.94               26               26
   AIG SunAmerica Global Financing VI             05/02/01           1,230,000           107.60            1,323            1,302
   Alliance Capital Funding LLC                   03/03/04              53,325           101.61               54               52
   American International Group, Inc.             09/27/05             300,000            99.67              299              293
   American International Group, Inc.             09/27/05           1,100,000            99.80            1,098            1,080
   American International Group, Inc.             09/27/05           1,100,000            99.67            1,096            1,075
   AmerisourceBergen Corp.                        09/08/05           1,000,000            99.51              995              962
   AmerisourceBergen Corp.                        09/08/05             245,000            99.51              244              236
   Arlington Street CDO, Ltd.                     06/04/03           1,772,165           102.27            1,812            1,808
   BAE Systems Holdings, Inc.                     12/28/01           2,930,000           104.59            3,065            3,083
   Banco Santander Chile                          01/11/05             635,000            99.84              634              633
   Bear Stearns Commercial Mortgage
   Securities                                     04/19/05             825,000           101.68              839              825
   Canadian Oil Sands, Ltd.                       08/03/04             481,000            99.95              481              473
   Capital Auto Receivables Asset Trust           05/25/05              10,753           100.00               11               11
   Cendant Timeshare Receivables Funding
   LLC                                            05/18/04             257,554           100.00              258              251
   Chancellor/Triton CBO, Ltd.                    11/12/03             247,581            96.88              240              250
   Citigroup Commercial Mortgage Trust            12/07/04             453,756           100.01              454              454
   Commercial Mortgage Pass Through
   Certificates                                   09/27/05             717,561           106.12              761              751
   Corp Nacional del Cobre de Chile               09/16/05             695,000            98.17              682              660
   Countrywide Asset-Backed Certificates          02/25/04              47,014            99.68               47               47
   Crown Castle Towers LLC                        05/26/05             460,000           100.00              460              448
   DG Funding Trust                               11/04/03                 191        10,537.13            2,013            2,047
   Dresdner Funding Trust I                       04/09/03           1,145,000           110.38            1,264            1,359
   E*Trade Financial Corp.                        09/14/05             970,000           103.53            1,004              985

                                              Notes to Financial Statements  279

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                 PRINCIPAL                             COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION        AMOUNT ($)       COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE            OR SHARES             $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Erac USA Finance Co.                           07/01/02             730,000           107.03              781              769
   Export-Import Bank of Korea                    02/03/04             540,000            99.66              538              524
   Farmers Exchange Capital                       01/28/02             990,000            91.92              910            1,000
   Farmers Exchange Capital                       01/26/04           1,150,000           104.30            1,199            1,163
   Farmers Insurance Exchange                     11/27/02           1,140,000            89.10            1,016            1,347
   Farmers Insurance Exchange                     08/04/04             570,000            99.60              568              569
   FBG Finance, Ltd.                              06/21/05             505,000            99.54              503              488
   Glencore Funding LLC                           05/12/04           1,370,000            94.04            1,288            1,262
   Global Signal Trust                            11/18/04             655,000           100.00              655              632
   GSAA Trust                                     09/16/04             251,618            99.88              251              252
   GSMPS Mortgage Loan Trust                      05/27/04             212,920           107.33              229              224
   GSMPS Mortgage Loan Trust                      08/30/04             397,203           109.09              433              420
   GSMPS Mortgage Loan Trust                      02/16/05             376,910           108.69              410              408
   GSMPS Mortgage Loan Trust                      03/17/05             632,950           107.29              679              672
   GT Group Telecom, Inc. 2010 Warrants           01/27/00                 676            48.53               33               --
   Hanarotelecom, Inc.                            01/25/05             970,000           100.05              971              944
   Hyatt Equities LLC                             06/12/02             435,000           101.61              442              442
   IKON Office Solutions, Inc.                    09/16/05             360,000           100.00              360              341
   John Hancock Global Funding II                 07/29/03             440,000           113.71              500              494
   JP Morgan Chase Commercial Mortgage
   Securities Corp.                               08/04/04           1,029,015           100.00            1,029            1,029
   Juniper CBO, Ltd.                              01/15/04             460,819           102.71              473              466
   Korea Electric Power Corp.                     04/20/04             285,000            98.47              281              279
   LG Electronics, Inc.                           06/10/05             270,000            99.53              269              263
   Mantis Reef, Ltd.                              10/28/03             585,000            99.77              584              573
   Master Specialized Loan Trust                  06/27/05             792,066           100.00              792              784
   Mastr Reperforming Loan Trust                  03/09/05             895,025           107.30              960              949
   Mastr Reperforming Loan Trust                  08/10/05           1,412,053           106.62            1,505            1,499
   Merrill Lynch Mortgage Investors, Inc.         05/20/03              20,423            98.49               20               20
   Merrill Lynch Mortgage Trust                   06/26/02             365,000            79.50              290              348
   Miller Brewing Co.                             08/06/03             705,000           100.81              711              711
   Miller Brewing Co.                             08/06/03             445,000           100.22              446              436
   Mizuho Financial Group Cayman, Ltd.            02/27/04             905,000           101.46              918              928
   Mizuho Financial Group Cayman, Ltd.            02/27/04             470,000            99.96              470              482
   Monumental Global Funding, Ltd.                03/09/05             320,000           100.00              320              317
   Natexis Ambs Co. LLC                           06/24/98             430,000           108.76              468              465
   Nationwide Building Society                    02/16/05             670,000            98.99              663              650
   Nationwide Mutual Insurance Co.                03/20/03             867,000           109.19              947            1,030
   Neiman-Marcus Group, Inc.                      09/28/05             705,000           100.00              705              680
   Nippon Life Insurance                          07/14/05             935,000            99.72              932              916
   North Front Pass-Through Trust                 12/08/04           1,700,000           100.57            1,710            1,682
   Oil Insurance, Ltd.                            08/19/03           1,633,000           100.96            1,649            1,610
   Pemex Project Funding Master Trust             06/01/05             205,000            98.22              201              197
   Platinum Underwriters Holdings, Ltd.           08/11/05             405,000           101.00              409              407
   Power Contract Financing LLC                   06/11/03             450,000           102.40              461              457
   Power Contract Financing LLC                   06/11/03             271,743           125.62              341              272
   Premium Asset Trust                            01/28/05             780,000            99.98              780              780
   Prudential Holdings LLC                        06/05/02             155,000           103.14              160              182
   Quest Diagnostics, Inc.                        10/25/05             370,000            99.81              369              369
   Quest Trust                                    09/29/05           1,045,151           100.00            1,045            1,045

 280  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                 PRINCIPAL                             COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION        AMOUNT ($)       COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE            OR SHARES             $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Rabobank Capital Funding II                    11/14/03             815,000           101.40              826              807
   Ras Laffan Liquefied Natural Gas Co.,
   Ltd.                                           03/07/01             290,000           111.61              324              334
   Ras Laffan Liquefied Natural Gas Co.,
   Ltd. II                                        08/04/05             500,000           100.00              500              489
   Ras Laffan Liquefied Natural Gas Co.,
   Ltd. II                                        08/04/05             385,000           100.00              385              376
   Residential Capital Corp.                      06/21/05             690,000            99.72              688              701
   Residential Capital Corp.                      06/21/05             460,000           100.03              460              467
   Resona Preferred Global Securities
   Cayman, Ltd.                                   07/25/05           1,165,000           103.15            1,202            1,187
   Russia Government International Bond           06/17/02           1,960,000            89.93            1,763            2,176
   Russia Paris Club Participant                  04/06/04          56,548,140             0.81              460              487
   Sankaty Market Value CDO                       12/19/03             480,000           104.05              499              487
   Sappi Papier Holding AG                        07/11/02             240,000           106.15              255              238
   Sealed Air Corp.                               07/01/03             630,000            99.48              627              615
   Sharps SP I LLC Net Interest Margin
   Trust                                          01/29/04              20,396           100.00               20               20
   Solar Capital Corp.                            07/27/05             660,000           100.00              660              670
   Solutia, Inc. 2009 Warrants                    07/02/02                 850            85.33               73               --
   Southern Peru Copper Corp.                     07/20/05           1,355,000            99.16            1,344            1,297
   SovRisc                                        10/26/05             850,000            99.72              848              847
   Systems 2001 AT LLC                            06/04/01             395,410           103.63              410              419
   Systems 2001 AT LLC                            03/08/02             321,090           101.72              327              336
   Tenaska Alabama II Partners, LP                10/09/03             479,751           100.16              481              482
   Tenaska Alabama Partners, LP                   06/13/05             323,909           100.00              324              329
   Tengizchevroil Finance Co.                     11/23/04             810,000           100.22              812              812
   Terwin Mortgage Trust                          08/17/05           1,469,941            99.98            1,470            1,470
   Texas Genco LLC                                12/08/04           1,320,000           100.63            1,328            1,412
   Twin Reefs Pass-Through Trust                  12/07/04             900,000           100.12              901              898
   Williams Gas Pipelines                         01/30/04             630,000           103.41              651              645
   World Financial Properties                     11/08/02             199,152           105.90              211              209
   World Financial Properties                     11/14/02             675,329           108.10              730              710
   Xlliac Global Funding                          08/03/05             730,000            99.68              728              718
   Zurich Capital Trust I                         01/10/03           1,195,000            98.50            1,177            1,293
                                                                                                                   --------------
                                                                                                                           71,819
                                                                                                                   ==============
   Short Duration Bond Fund - 4.0%
   Allstate Financial Global Funding              01/31/05           4,080,000            96.46            3,935            3,838
   Alter Moneta Receivables LLC                   09/17/03             718,325           100.35              721              713
   DG Funding Trust                               11/04/03                 219        10,537.12            2,308            2,346
   GE Corporate Aircraft Financing LLC            10/05/04             702,032           100.00              702              702
   HBOS Treasury Services PLC                     09/11/03           1,000,000            99.89              999              971
   HBOS Treasury Services PLC                     01/06/04             900,000           100.00              900              901
   HBOS Treasury Services PLC                     11/05/04           2,000,000            99.94            1,999            1,949
   Hyundai Auto Receivables Trust                 09/18/02              99,212           100.00               99               99
   Marlin Leasing Receivables LLC                 08/11/05           1,650,000            99.99            1,650            1,640
   Metropolitan Life Global Funding I             07/19/04           4,000,000            99.88            3,995            3,909
   New York Life Global Funding                   02/23/04           2,500,000           100.00            2,500            2,501
   Nordstrom Private Label Credit Card
     Master Note Trust                            05/01/02           3,500,000           103.17            3,611            3,503
   PBG Equipment Trust                            06/13/01             789,774           103.38              816              790
   Principal Life Global Funding I                06/03/04           2,000,000           102.19            2,044            2,002
   Principal Life Global Funding I                06/14/05           5,600,000            96.51            5,404            5,321
   Provident Auto Lease ABS Trust                 08/20/03              20,817           103.24               21               21
   Providian Gateway Master Trust                 11/16/04           1,200,000            99.94            1,199            1,172

                                              Notes to Financial Statements  281

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                 PRINCIPAL                             COST         MARKET VALUE
   FUND - % OF NET ASSETS                    ACQUISITION        AMOUNT ($)       COST PER UNIT        (000)            (000)
   SECURITIES                                    DATE            OR SHARES             $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Railcar Leasing L.L.C.                         06/11/03           1,000,000           115.66            1,157            1,060
   Residential Capital Corp.                      06/22/05           2,000,000           100.06            2,001            2,031
   SLM Student Loan Trust                         03/05/04           3,000,000           101.84            3,055            2,898
   Susquehanna Auto Lease Trust                   11/19/03             518,667            99.80              518              514
   Susquehanna Auto Lease Trust                   03/24/05           4,000,000            99.79            3,992            3,978
   Susquehanna Auto Lease Trust                   10/21/05           1,700,000            99.60            1,693            1,688
   TIAA Global Markets                            10/26/04           3,625,000           102.51            3,716            3,632
   USAA Capital Corp.                             09/29/04             595,000           102.84              612              587
                                                                                                                   --------------
                                                                                                                           48,766
                                                                                                                   ==============

   Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

10. DIVIDENDS

   On November 1, 2005, the Funds declared the following dividends from net investment income and capital gains, respectively, payable on November 4, 2005 to shareholders on record November 2, 2005.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
                   FUNDS                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Diversified Bond - Class C             $            0.0546   $                --   $                --
   Diversified Bond - Class E                          0.0698                    --                    --
   Diversified Bond - Class S                          0.0748                    --                    --
   Multistrategy Bond - Class C                        0.0225                    --                    --
   Multistrategy Bond - Class E                        0.0290                    --                    --
   Multistrategy Bond - Class S                        0.0312                    --                    --
   Tax Exempt Bond - Class C                           0.0416                    --                    --
   Tax Exempt Bond - Class E                           0.0552                    --                    --
   Tax Exempt Bond - Class S                           0.0597                    --                    --

   On December 1, 2005, the Board of Trustees of Frank Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 6, 2005 to shareholders on record December 2, 2005.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
                   FUNDS                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Diversified Bond - Class C             $            0.0600   $                --   $                --
   Diversified Bond - Class E                          0.0745                    --                    --
   Diversified Bond - Class S                          0.0794                    --                    --
   Multistrategy Bond - Class C                        0.0243                    --                    --
   Multistrategy Bond - Class E                        0.0306                    --                    --
   Multistrategy Bond - Class S                        0.0327                    --                    --
   Tax Exempt Bond - Class C                           0.0462                    --                    --
   Tax Exempt Bond - Class E                           0.0595                    --                    --
   Tax Exempt Bond - Class S                           0.0638                    --                    --

 282  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   On December 8, 2005, the Board of Trustees of Frank Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 13, 2005 to shareholders on record December 9, 2005.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
                   FUNDS                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Diversified Equity - Class C           $            0.0340   $                --   $            1.2366
   Diversified Equity - Class E                        0.1141                    --                1.2366
   Diversified Equity - Class S                        0.1422                    --                1.2366
   Quantitative Equity - Class C                       0.0342                    --                1.6604
   Quantitative Equity - Class E                       0.1035                    --                1.6604
   Quantitative Equity - Class S                       0.1271                    --                1.6604
   Real Estate Securities - Class C                        --                1.2316                3.7463
   Real Estate Securities - Class E                    0.0208                1.2316                3.7463
   Real Estate Securities - Class S                    0.0507                1.2316                3.7463
   Select Value - Class C                              0.0133                0.2001                0.4433
   Select Value - Class E                              0.0421                0.2001                0.4433
   Select Value - Class I                              0.0518                0.2001                0.4433
   Select Value - Class S                              0.0449                0.2001                0.4433

   On December 15, 2005, the Funds declared the following dividends from net investment income and capital gains, respectively, payable on December 20, 2005 to shareholders on record December 16, 2005.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
                   FUNDS                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Diversified Bond - Class C             $            0.0320   $                --   $                --
   Diversified Bond - Class E                          0.0463                    --                    --
   Diversified Bond - Class S                          0.0512                    --                    --
   Multistrategy Bond - Class C                        0.0268                0.0120                0.0121
   Multistrategy Bond - Class E                        0.0330                0.0120                0.0121
   Multistrategy Bond - Class S                        0.0350                0.0120                0.0121
   Tax Exempt Bond - Class C                           0.0671                    --                    --
   Tax Exempt Bond - Class E                           0.0804                    --                    --
   Tax Exempt Bond - Class S                           0.0848                    --                    --
   Short Duration Bond - Class C                       0.0987                    --                    --
   Short Duration Bond - Class E                       0.1351                    --                    --
   Short Duration Bond - Class S                       0.1469                    --                    --
   Special Growth Bond - Class C                           --                0.7828                4.2810
   Special Growth Bond - Class E                           --                0.7828                4.2810
   Special Growth Bond - Class S                           --                0.7828                4.2810
   Tax-Managed Large Cap - Class C                         --                    --                    --
   Tax-Managed Large Cap - Class E                     0.1027                    --                    --
   Tax-Managed Large Cap - Class S                     0.1433                    --                    --
   International Securities - Class C                  0.2649                    --                2.2474
   International Securities - Class E                  0.6879                    --                2.2474
   International Securities - Class S                  0.8337                    --                2.2474
   Emerging Markets - Class C                          0.2822                    --                0.4319
   Emerging Markets - Class E                          0.3925                    --                0.4319
   Emerging Markets - Class S                          0.4318                    --                0.4319

                                              Notes to Financial Statements  283

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Emerging Markets Fund, Real Estate Securities Fund, Short Duration Bond Fund (formerly Short Term Bond Fund), Diversified Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, Select Growth Fund and Select Value Fund (fourteen of the portfolios constituting Frank Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 20, 2005

 284  Report of Independent Registered Public Accounting Firm

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

TAX INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

   For the tax year ended October 31, 2005, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

   The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar year 2005.

   The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

   Diversified Equity                                    100.0%
   Special Growth                                         43.1%
   Quantitative Equity                                   100.0%
   International Securities                                0.0%
   Emerging Markets                                        0.0%
   Diversified Bond                                        0.0%
   Multistrategy Bond                                      0.0%
   Real Estate Securities                                  0.0%
   Short Duration Bond                                     0.0%
   Tax Exempt Bond                                        0.00%
   Tax Managed Mid & Small Cap                           100.0%
   Tax Managed Large Cap                                 100.0%
   Select Growth                                         100.0%
   Select Value                                           61.7%

   Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2005:

   Special Growth                                      $61,159,219
   Real Estate Securities                               87,823,283
   Short Duration Bond                                     806,070
   Diversified Bond                                      7,032,036
   Multistrategy Bond                                    7,878,472
   Select Value                                            250,408

   Of the dividends paid by the Tax Exempt Bond Fund from the net investment income for the taxable year ended October 31, 2005, 100% were exempt interest dividends which are tax exempt for the purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

   Please consult a tax adviser for any questions about federal or state income tax laws.

   The Emerging Markets Fund and International Securities Fund paid foreign taxes of $2,636,608 and $4,786,203 and recognized $19,777,039 and $52,997,599 of foreign source income, respectively, during the taxable year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Securities Fund designates $0.0536 and $0.1264 per share of foreign taxes paid and $0.4024 and $1.4000. of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2005.

                                                            Tax Information  285

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with FRIMCo and the portfolio management contract (together, the "investment advisory agreements") with each Money Manager of the Funds at a meeting held on February 23, 2005. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds' shares, and the management of the Funds by FRIMCo. In preparation for the annual review, the Board, with the advice and assistance of independent counsel, also received and considered (1) information and reports prepared by FRIMCo relating to the services provided by FRIMCo (and its affiliates) to the Funds, including information requested by the Trustees, and
(2) information received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and its operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds (collectively, the "Agreement Renewal Information").

Prior to voting, the Independent Trustees reviewed the proposed continuance of the investment advisory agreements with management and independent counsel and received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances. The Independent Trustees also reviewed the proposed continuance in a private session with independent counsel at which no representatives of FRIMCo or management were present. The discussion below reflects both of these reviews.

In evaluating the advisory agreement with FRIMCo and the portfolio management contracts with the Money Managers of the Funds, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. All Funds have multiple Money Managers.

The Board considered that FRIMCo (rather than any Money Manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among multiple Money Managers.

FRIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by FRIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by FRIMCo in the Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of FRIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectuses for the Funds emphasize to investors FRIMCo's role as the principal investment manager for each Fund, rather than the investment selection role of the Funds' Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

 286  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

In addition to these general factors relating to the manager of managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the advisory agreement with FRIMCo, including the following:

1. The nature, scope and quality of the services provided to the Fund by FRIMCo;

2. The advisory fee paid by the Fund to FRIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by FRIMCo as to other fees and benefits received by FRIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by FRIMCo as to investment advisory fees paid by Comparable Funds;

5. Information provided by FRIMCo as to expenses incurred by the Fund;

6. Information provided by FRIMCo as to the profits that FRIMCo derives from its mutual fund operations generally and from each Fund; and

7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Funds.

On the basis of the information received, the Board, in respect of each Fund, found the advisory fees charged and costs and expenses incurred by FRIMCo to be fair and reasonable; after giving effect to waivers and/or reimbursements; and considering the composition of the Comparable Funds, the relative performance and expense ratio of the Fund were comparable to those of peer funds; FRIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and FRIMCo's profitability with respect to the Fund was reasonable in light of the nature, scope and quality of the services provided by FRIMCo.

The Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on December 6, 2004 that the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by FRIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager of managers structure employed by most Funds relevant to the Board's deliberations, and took into consideration the Funds' rising costs of compliance with applicable laws, rules and regulations.

The Trustees considered that fees payable to FRIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. FRIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of such Fund selected by its shareholders in purchasing their shares.

With respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from FRIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; FRIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and Funds, FRIMCo or FRIMCo's affiliates; and FRIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. FRIMCo recommended that each Money Manager be retained at its current fee rate. FRIMCo advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the investment advisory agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with FRIMCo; FRIMCo is aware of the fees charged by Money Managers to other clients; and FRIMCo believes that the fees agreed upon with Money Managers are fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted FRIMCo's explanation in light of the Board's findings as to the fairness and reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager's fee is paid by FRIMCo.

                        Basis for Approval of Investment Advisory Contracts  287

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

Based substantially upon FRIMCo's recommendations together with the information received from FRIMCo in support of its recommendations, the Board concluded that the fees paid to the Money Managers of each Fund were fair and reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the interests of shareholders.

In their deliberations, the Trustees did not identify any particular information as to the investment advisory agreement with FRIMCo or, other than FRIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

At a meeting held on March 24, 2005, the Trustees received proposals from FRIMCo to effect certain Money Manager changes for the International Securities and Tax-Managed Large Cap Funds; at a meeting held on May 17, 2005 received proposals from FRIMCo to effect certain Money Manager changes for the Special Growth and Select Growth Funds; at a meeting held on July 14, 2005, the Trustees received a proposal from FRIMCo to effect a Money Manager change for the Tax-Managed Mid & Small Cap Fund resulting from a change of control of one of this Fund's Money Managers; and at a meeting on August 23, 2005, the Trustees received a proposal from FRIMCo to effect a Money Manager change for the Tax-Exempt Bond Fund. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management agreements with the successor Money Manager(s) based substantially upon FRIMCo's recommendation; its explanation as to the lack of relevance of profitability to the evaluation of portfolio management agreements with Money Managers; and its belief that the proposed investment advisory fees for the successor Money Manager(s) would be fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the February 23, 2005 meeting as to the fairness and reasonableness of the aggregate investment advisory fees paid by each affected Fund, and the fact that the aggregate investment advisory fees paid by such Fund would not increase as a result of the implementation of any proposed Money Manager change because each Money Manager's investment advisory fee is paid by FRIMCo.

At a meeting held on May 17, 2005, the Trustees received a proposal from FRIMCo to manage directly approximately 5% of the assets of the Diversified Equity Fund (a "Participating Fund") utilizing a "select holdings strategy" pursuant to the terms of the Advisory Agreement between the Fund and FRIMCo; at a meeting held on August 23, 2005, the Trustees received a proposal from FRIMCo to manage directly approximately 5% of the assets of the Equity Q Fund (also a "Participating Fund") utilizing the same select holdings strategy; and at a meeting held on November 15, 2005, the Trustees received a proposal from FRIMCo to increase the percentage of each Participating Fund's assets that may be managed by FRIMCo utilizing the select holdings strategy to 10%, the actual allocation to be determined by each Participating Fund's portfolio manager. Under this strategy, FRIMCo analyzes the stocks purchased for a Participating Fund by each of the Fund's Money Managers to identify particular stocks that are concurrently overweighted by two or more of the Money Managers. FRIMCo uses a proprietary model to rank these stocks. Based on this ranking, FRIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund's exposure to stocks that are collectively viewed as attractive by multiple Money Managers to the Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund's holdings. The Trustees received and considered information from FRIMCo regarding the potential enhancements to the Participating Fund's performance based upon FRIMCo's limited experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that FRIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by FRIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, considered FRIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by FRIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy; and its findings at the meeting held on February 23, 2005 that the aggregate fees payable by the Participating Fund are fair and reasonable. Based upon the Agreement Renewal Information received from FRIMCo at the meeting held on February 23, 2005 and information concerning implementation of the select holdings strategy received from FRIMCo at the meetings held on February 23, 2005, May 17, 2005, August 23, 2005 and November 15, 2005 the Board in the case of the Participating Funds accepted FRIMCo's select holdings strategy proposals, concluding in doing so that the investment advisory fees paid to FRIMCo by such Fund under its advisory agreement with FRIMCo continue to be fair and reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by FRIMCo.

 288  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to our Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available
(i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to FRIMCo, as FRIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

                            Shareholder Requests for Additional Information  289

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Lynn L. Anderson,   Trustee since     Appointed until  - Vice Chairman, FRC                  39         - Trustee, The
  Born April 22,      1987              successor is     - Trustee, FRIC and RIF                            SSgA Funds
  1939                                  duly elected     - Until 2005, Chairman of the                      (investment
                                        and qualified      Board, FRIC and RIF                              company)
  909 A Street                                           - CEO, Russell Fund
  Tacoma, Washington                                       Distributors, Inc.
  98402-1616                                               (broker-dealer "RFD"))
                                                         - President and Chairman of
                                                           the Board, SSgA Funds
                                                           (investment company)
                                                         - Chairman of the Board, FRTC
                                                         - Until July 2004, Director,
                                                           Frank Russell Investments
                                                           (Ireland) Limited (Irish
                                                           limited company) and Frank
                                                           Russell Investments (Cayman)
                                                           Ltd. (manager of variable
                                                           capital investment
                                                           companies)
                                                         - Until October 2002,
                                                           President and CEO, FRIC and
                                                           RIF
                                                         - Until January 2005, Chairman
                                                           of the Board, RFD and FRIMCo
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified    - Trustee, FRIC and RIF
                                                         - Director, FRTC; Frank
  909 A Street                                             Russell Investments (Suisse)
  Tacoma, Washington                                       S.A. (global investment
  98402-1616                                               services); Frank Russell
                                                           Company Limited (consultant
                                                           to institutional investors
                                                           in Europe and the UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Frank
                                                           Russell Investments
                                                           (Delaware), Inc. (general
                                                           partner in various limited
                                                           partnerships ("FRIDI"))
----------------------------------------------------------------------------------------------------------------------------



* Each of Messrs. Anderson and Phillips is also an officer and/or director of one or more an affiliates of FRIC and RIF and is therefore an interested trustee.

 290  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                                        and qualified      consulting)
 909 A Street                                            - February 2002 to June 2005,
 Tacoma, Washington                                        Lead Trustee, FRIC and RIF
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company);
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy,  Trustee since     Appointed until  - June 2004 to present, Senior        39         - Director,
 Born June 6, 1946    2003              successor is       Vice President and Chief                         Gold Banc
                                        duly elected       Financial Officer, Waddell &                     Corporation,
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.                             Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine,       Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee since     Appointed until  - Retired since 1995                  39         None
 Born October 6,      1984              successor is
 1930                                   duly elected
                      Chairman of the   and qualified
 909 A Street         Nominating and
 Tacoma, Washington   Governance        Appointed until
 98402-1616           Committee since   successor is
                      2005              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  291

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.,       2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - February 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                                        and qualified      Value Fund
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 292  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             FRIMCo
  Tacoma, Washington                                     - Chairman Emeritus, FRIC and
  98402-1616                                               RIF; Frank Russell
                                                           Securities, Inc.
                                                           (broker-dealer and
                                                           investment adviser ("FRS"));
                                                           Russell 20-20 Association
                                                           (non-profit corporation);
                                                           and Frank Russell Trust
                                                           Company (non-depository
                                                           trust company ("FRTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

                             Disclosure of Information about Fund Directors  293

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers,                Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born December 16, 1966         Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2005              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington 98402-1616                                       Policy
                                                                   - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, FRIMCo
                                Officer since     qualified by     - Chairman of the Board and President, RFD and Russell
 909 A Street                   2004              Trustees           Insurance Agency, Inc. (insurance agency ("RIA"))
 Tacoma, Washington 98402-1616                                     - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer and Chief Accounting Officer, FRIC and RIF
 Born November 26, 1963         Chief Accounting  is chosen and    - Director, Funds Administration, FRIMCo, FRTC and RFD
                                Officer since     qualified by     - Treasurer and Principal Accounting Officer, SSgA
 909 A Street                   1998              Trustees           Funds
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, FRIC, RIF, FRC, FRTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, FRIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, FRIC and
 909 A Street                                                        RIF
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - General Counsel and Managing Director of Law and
 Born October 8, 1941           General Counsel   by Trustees        Government Affairs, Secretary, FRC
                                since 1994
 909 A Street
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 294  Disclosure of Information about Fund Directors

RUSSELL FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Lynn L. Anderson
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Lee C. Gingrich
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer (effective May 17, 2005) Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISER, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2005

Diversified Equity Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 Ark Asset Management Co., Inc., New York, NY
 Institutional Capital Corporation, Chicago, IL
 Marsico Capital Management, LLC, Denver, CO
 MFS Institutional Advisors, Inc., Boston, MA
 Montag & Caldwell, Inc., Atlanta, GA
 Schneider Capital Management Corporation, Wayne, PA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Special Growth Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Nicholas-Applegate Capital Management LLC, San Diego, CA
 TimesSquare Capital Management LLC, New York, NY
 Tygh Capital Management, Inc., Portland, OR

Quantitative Equity Fund
 Aronson + Johnson + Ortiz, LP, Philadelphia, PA
 Franklin Portfolio Associates LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 Arrowstreet Capital, Limited Partnership, Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 T. Rowe Price International, Inc., Baltimore, MD
 Wells Capital Management Inc., San Francisco, CA

                              Manager, Money Managers and Service Providers  295

RUSSELL FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate division,
   Dallas, TX
 RREEF America L.L.C., Chicago, IL

Short Duration Bond Fund
 Merganser Capital Management L.P., Boston, MA
 Pacific Investment Management Company LLC,
   Newport Beach, CA
 STW Fixed Income Management, Carpinteria, CA

Diversified Bond Fund
 Bear Stearns Asset Management Inc., New York, NY
 Lehman Brothers Asset Management LLC, Chicago, IL
 Pacific Investment Management Company LLC,
   Newport Beach, CA
 Western Asset Management Company, Pasadena, CA

Multistrategy Bond Fund
 Bear Stearns Asset Management Inc., New York, NY
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Morgan Stanley Investment Management Inc.,
   West Conshohocken, PA
 Pacific Investment Management Company LLC,
   Newport Beach, CA

Tax Exempt Bond Fund
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Standish Mellon Asset Management Company LLC,
   Boston, MA

Tax-Managed Large Cap Fund
 John A. Levin & Co., Inc., New York, NY
 J.P. Morgan Investment Management Inc., New York, NY
 Kayne Anderson Rudnick Investment Management, LLC,
   Los Angeles, CA
 Sands Capital Management, Inc., Arlington, VA
 Turner Investment Partners, Inc., Berwyn, PA

Tax-Managed Mid & Small Cap Fund
 Chartwell Investment Partners, Berwyn, PA
 Netols Asset Management, Inc., Mequon, WI
 Parametric Portfolio Associates LLC, Seattle, WA
 Transamerica Investment Management, LLC, Denver, CO
 Turner Investment Partners, Inc., Berwyn, PA

Select Growth Fund
 Ark Asset Management Co., Inc., New York, NY
 CapitalWorks Investment Partners, LLC, San Diego, CA
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Fuller & Thaler Asset Management, Inc., San Mateo, CA
 Turner Investment Partners, Inc., Berwyn, PA

Select Value Fund
 DePrince, Race & Zollo, Inc., Orlando, FL
 Iridian Asset Management LLC, Westport, CT
 MFS Institutional Advisors, Inc., Boston, MA
Netols Asset Management, Inc., Mequon, WI
Systematic Financial Management, L.P., Teaneck, NJ

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

 296  Manager, Money Managers and Service Providers

                      (This page intentionally left blank)

RUSSELL FUNDS                  2005 ANNUAL REPORT



(RUSSELL LOGO)

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402
800-787-7354
Fax: 253-591-3495

www.russell.com                                              36-08-019 (1 10/05)

TAX - MANAGED GLOBAL EQUITY FUND


2005 ANNUAL REPORT


CLASS C, E, AND S SHARES:


TAX-MANAGED GLOBAL EQUITY FUND


OCTOBER 31, 2005



                                                                  [RUSSELL LOGO]

Frank Russell Investment Company

Frank Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                        Frank Russell Investment Company

                         Tax-Managed Global Equity Fund

                                 Annual Report

                                October 31, 2005

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Portfolio Management Discussion......................................         9

Shareholder Expense Example..........................................        12

Schedule of Investments..............................................        13

Statement of Assets and Liabilities..................................        14

Statement of Operations..............................................        15

Statement of Changes in Net Assets...................................        16

Financial Highlights - Class C.......................................        17

Financial Highlights - Class S.......................................        18

Notes to Financial Statements........................................        19

Report of Independent Registered Public Accounting Firm..............        26

Tax Information......................................................        27

Basis for Approval of Investment Advisory Contracts..................        28

Shareholder Requests for Additional Information......................        31

Disclosure of Information about Fund Directors.......................        32

Manager, Money Managers and Service Providers........................        37

Copyright (c) Frank Russell Company 2005. All rights reserved.


The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Indexes are unmanaged and cannot be invested in directly.


FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



Thank you for selecting Russell to help provide for your financial security. As you read Frank Russell Investment Company's 2005 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2006, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

FRANK RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2005

U.S. EQUITY MARKETS

Though the 2004 presidential election provided a boost to the markets at the start of the fiscal year, stocks made little headway in the first half of the fiscal year as concerns of high oil prices and rising interest rates offset generally strong economic and corporate earnings data. But despite even higher energy costs, rising inflationary pressures, further interest rate hikes by the Federal Reserve, the economic disruptions of hurricanes Rita and Katrina and a sharp fall-off in consumer confidence, stocks were surprisingly resilient in the second half of the fiscal year. For the fiscal year ending October 31, 2005, the Russell 3000(R) Index gained 10.55%.

Sector leadership in the first half of the fiscal year was dominated by energy and utilities. As in the previous year, energy stocks dominated the market due to strong global demand for energy. Towards the end of the fiscal year, hurricanes Katrina and Rita provided another boost to energy sectors as damage to the natural gas and petroleum refining and distribution infrastructure caused further spikes in energy prices. Despite a subsequent decline in oil prices and a sharp sell-off in energy stocks in October, the integrated oil and other energy sectors strongly led the U.S. equity market in the fiscal year. Other sectors also performed well in the second half, including technology and healthcare. As a result, the market environment for active management improved in the second half of the fiscal year as the rally in equities broadened beyond the energy and utilities sectors.

While lagging far behind energy stocks, consumer staples stocks also outperformed in the fiscal year due to their defensive, stable growth qualities. Biotechnology and non-pharmaceutical healthcare stocks also fared well. In contrast, materials and consumer discretionary stocks lost favor with investors. Though the housing market remained strong, providing support for consumer spending, real estate prices appeared to ease towards the end of the fiscal year as higher energy and mortgage financing costs weakened consumer confidence. Retail and housing-related stocks fell to end the fiscal year among the worst performers. Despite rebounding in the second half of the year, technology stocks also lagged in the fiscal year as rising competitive pressures and generally lackluster earnings outlooks held back large capitalization technology stocks.

Small capitalization companies outperformed large capitalization companies, as measured by the 12.08% return of the Russell 2000(R) Index versus 10.47% for the Russell 1000(R) Index for the fiscal year ended October 31, 2005. Though their lead narrowed over the 12 months, small capitalization companies have outperformed large capitalization companies for the last seven years. Small capitalization companies continued to benefit from narrow credit spreads (which allow companies to borrow money at more favorable rates). They also benefited from strong performance of stocks in the energy, healthcare and utilities sectors and the improving performance of technology-related companies. Companies of higher financial quality continued to underperform the broader market as represented by the Russell 3000(R) Index, while higher beta and lower dividend yield companies on the whole outperformed the broader market.

 4  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

Style continued to play an important role in equity returns. Value stocks outperformed growth stocks, though the margin of outperformance was smaller than in recent years. The Russell 1000(R) Value Index returned 11.86% for the fiscal year, compared with 8.81% for the Russell 1000(R) Growth Index. Investors' continued preference for energy-related and utility stocks over technology stocks, strongly favored value stocks in the first half of the fiscal year. But growth stocks performed better in the second half of the fiscal year due to rebounds by technology and biotechnology and health care service-related stocks.

The fiscal year ending October 31, 2005 was relatively difficult for active managers given the outstanding performance of the energy sectors, which many active managers were underweight. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 2.14% while the Lipper Large Cap Value Funds Average underperformed the Russell 1000(R) Value Index by 2.18%. Active management fared better in the growth segment where the Lipper Large Cap Growth Funds Average beat the Russell 1000(R) Growth Index by 1.28%. The environment for active small capitalization investing was also more favorable: the Lipper Small-Cap Core Funds Average beat the Russell 2000(R) Index by 1.16%.

Note: Lipper returns are net of fees while the index returns are gross of fees.

U.S. REAL ESTATE MARKETS

The public real estate investment trust (REIT) market continued to deliver strong performance as the NAREIT Equity REIT Index returned 17.92% in the fiscal year ending October 31, 2005. Though interest rates rose during the fiscal year, they remained low relative to historical levels. The REIT market was further supported by improving property market supply and demand fundamentals and an active mergers and acquisitions environment.

Elevated volatility continued to dominate the REIT market. Because yield-oriented investors are a major constituent in the REIT market, the market was highly sensitive to changes in long-term interest rates and shifts in sentiment regarding the direction of rates. During the fiscal year, the spread of average REIT dividend yields to 10-year Treasury yields was compressed, making REITs vulnerable to pricing adjustments based on changes in the outlook for interest rates.

Improvements in real estate fundamentals resulted in higher average occupancy rates and rents which contributed to solid growth in REIT earnings and positive performance for most sectors. The strongest performing sectors were self storage and apartments. The self storage sector was attractive due to relative valuations and earnings growth. Apartments benefited from expectations that higher mortgage interest rates would dampen purchases of entry-level single-family homes and boost demand for apartments. Other sectors that outperformed the benchmark included office, regional malls and diversified. The weakest performing sectors included manufactured homes, health care, shopping centers industrial and mixed industrial/office.

Investors favored larger capitalization REITs during the fiscal year. The NAREIT Real Estate 50, a benchmark of larger and more frequently traded REITs, returned 19.79%. These companies benefited from their better liquidity, more favorable balance sheets and stronger earnings growth prospects.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 18.59% as measured by the MSCI EAFE Index for the fiscal year ended October 31, 2005. The performance of non-U.S. stocks was even more impressive given that the strong U.S. dollar muted returns for US investors. The MSCI EAFE Index rose 25.64% as measured in local currencies over the 12-month period.

                                                               Market Summary  5

FRANK RUSSELL INVESTMENT COMPANY

Non-U.S. stocks benefited from steady global growth and improved corporate earnings; however, regional returns showed considerable variation. While the U.S. economy continued to set the tempo for global markets, China's economic growth also had a strong influence, particularly in the Pacific Basin. Japan achieved the strongest returns of the major countries, with the MSCI Japan Index up 22.29% in the fiscal year. Japan's improving economy, increased corporate and consumer spending and demand from China boosted stocks. In addition, investors believed that Prime Minister Koizumi's landslide victory in the September 2005 election increased the likelihood of structural reform intended to accelerate economic growth. The Japanese market was led by strong gains in the financial sector. Japanese banks were expected to further benefit from the improving domestic economy. Japanese materials and energy sectors also performed well in the period.

Europe lagged Asia, though the MSCI Europe Index achieved a still impressive 16.84% return over the fiscal year. Smaller markets, such as Norway and Austria, fared best, helped by very strong gains from their energy stocks. Despite good results from energy, materials and financials stocks, the Euro zone's (European Union countries that have adopted the Euro as common currency) larger markets of Germany and France delivered below average returns, held back by poorly performing technology and telecommunications stocks. Elsewhere, the U.K. also lagged the European region with a gain of 14.22% (MSCI UK). The U.K. underperformed due to weakness among its financials and telecommunication stocks. While the Euro zone showed small signs of economic improvement over the fiscal year, the U.K. economy slowed down, causing the Bank of England to cut interest rates towards the end of the period.

Markets not represented in the MSCI EAFE Index, but commonly included in non-US stock portfolios, offered significant opportunities for gains during the period. Canadian stocks rose 24.13% (MSCI Canada). Developing markets provided additional opportunity as the MSCI Emerging Markets Index rose 34.34%. These markets benefited from heavy weightings in energy and materials stocks.

With market participants focused on rising energy costs and China's strong economic growth, the performance of economic sectors was aligned with these themes. Across the non-U.S. markets, industrial cyclicals were the top performers. The materials sector, led by metals and mining stocks, was the strongest sector, up 29.12% (MSCI EAFE Materials) The energy sector followed with a 25.46% (MSCI EAFE Energy) gain and the industrial sector also fared well, up 25.09% (MSCI EAFE Industrials). In contrast, technology and telecommunications were the worst performing sectors over the period, with gains of only 3.45% (MSCI EAFE Information Technology) and 5.48% (MSCI EAFE Telecommunications Services), respectively. The diverse pressures on these underperforming sectors included increased competition, falling prices, restructuring charges and rising inventories. Sharply higher energy costs also cut into profit margins as the fiscal year progressed.

With the value segment of the MSCI EAFE index more weighted towards industrial cyclicals and financials, the environment was slightly more favorable for value-oriented investors; however, the margin of outperformance was relatively small. The MSCI EAFE Value Index rose 19.16%, compared with 18.03% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over their larger capitalization peers with the MSCI EAFE Small Cap Index up 37.29% in the period.

Despite their traditional bias towards smaller capitalization stocks, as well as the tendency to hold emerging markets and Canadian stocks, actively-managed international funds found the past fiscal year a challenging period. The average fund, as measured by the Lipper International Funds Average, lagged the MSCI EAFE Index over the period by 0.81%.

 6  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

EMERGING MARKETS

Emerging Markets was the best-performing asset class in the fiscal year with the MSCI Emerging Markets Index up a strong 34.34%. The devastating tsunami that affected much of South Asia in late December 2004 had little impact on the markets of the region, with the exception of Sri Lanka, whose market lost 10% of its value in the last week of December. China's move to revalue its currency (allowing it to rise 2.11% against the US dollar), also had a limited effect on the currencies and markets in the region. Widespread declines in stock prices in March and October across the emerging markets, caused by rising U.S. interest rates and a slowdown in Chinese growth, also proved to be short-lived. Overall, these markets benefited from strong demand for energy and other raw materials, healthier local economies, corporate earnings gains, improving governance and attractive valuations relative to other asset classes. Given the substantial gains relative to the U.S. and non-U.S. developed markets in the fiscal year, the valuation discount of emerging markets narrowed.

Regionally, Latin America was the top performer, returning 61.55% (MSCI EM Latin America). EMEA (Europe, Middle East and Africa) also outperformed, returning 39.27% (MSCI EM Europe, Middle East & Africa). In contrast, Asia lagged, returning 23.63% (MSCI EM Asia). Top country performers were some of the smaller markets such as Egypt, Jordan, Columbia and Pakistan which generated gains between 73% (MSCI EM Pakistan) and 159% (MSCI EM Egypt). Despite allegations of government corruption in the second quarter that caused a decline in the market, Brazil was the best performing large country; however, its 76% (MSCI EM Brazil) gain was aided by a 27% rise in its currency. Venezuela was the only country to lose ground in the fiscal year, falling by 34.08% (MSCI EM Venezuela).

In terms of sectors, energy, up 53.99% (MSCI EM Energy), was the best performer driven by the strong oil prices over the period. In contrast, technology was the worst performing sector. All other sectors performed more in line with the benchmark. On balance, country selection was the key to outperformance in the fiscal year.

U.S. FIXED INCOME MARKETS

Interest rates, particularly in shorter-term maturities, took their cue from Federal Reserve policy. The Federal Reserve raised its target for the fed funds rate (the interest rate at which depository institutions lend money at the Federal Reserve to other depository institutions overnight) from 1.75% in the fall of 2004 to 3.75% by the end of October 2005. The Fed's eight interest rate hikes in the fiscal year represented an attempt to move back to a more neutral monetary policy to counter rising inflationary pressures as the fiscal year progressed. Although shorter maturity interest rates tended to move up in a straight line, intermediate and long term rates were volatile as investors grappled with slowing economic growth, moderate employment growth, rising commodity prices and natural disasters. Worries about inflation caused bond markets to gyrate up and down, with the ten-year note moving from a high of over 4.6% in March to a low of under 3.9% in June. For the fiscal year, ten-year rates rose, starting at 4.0% and moving up to end the period at 4.55%. With interest rates rising, investment grade bonds were little changed. For example, the Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned just 1.13% for the fiscal year ending October 31, 2005.

Among sectors, the riskier areas continued to post strong performance. As in the two prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from low default levels, healthy economic growth and low interest rates. Emerging market debt performed well due to commodity price increases and better fiscal and monetary governance among a number of developing countries. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 4.08% over the year compared to 0.88% for the Lehman US Treasury Index. Investment

                                                               Market Summary  7

FRANK RUSSELL INVESTMENT COMPANY

grade corporate bonds also benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman US Credit Index returned 0.65%. Despite increased regulatory scrutiny of the mortgage market, mortgage securities also continued to do well, slightly outperforming equivalent duration Treasuries. The Lehman MBS Fixed Rate Index returned 1.75%. As the fiscal year ended, the yield spreads between corporates and mortgages relative to Treasuries continued to be narrow, reflecting a healthy economy where corporations remained conservative in their use of debt. The narrow spread also reflected a large market demand for yield, as coupons across the globe remained very low.

 8  Market Summary

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(LINE GRAPH)

                                                   TAX MANAGED GLOBAL
                                                    EQUITY - CLASS S               S&P 500(R)                   MSCI EAFE
                                                   ------------------              ----------                   ---------
Inception*                                              10000.00                    10000.00                    10000.00
2000                                                     9788.00                    10339.00                     9212.00
2001                                                     7412.00                     7764.00                     6939.00
2002                                                     6367.00                     6591.00                     6042.00
2003                                                     7965.00                     7962.00                     7708.00
2004                                                     8932.00                     8712.00                     9193.00
2005                                                    10032.00                     9472.00                    10902.00

Tax-Managed Global Equity Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.31%
5 Years                                 0.49%sec.
Inception*                              0.05%sec.

Tax-Managed Global Equity Fund - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.26%
5 Years                                (0.53)%sec.
Inception*                             (0.91)%sec.

Standard & Poors 500(R) Composite Stock Price Index++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.72%
5 Years                                (1.74)%sec.
Inception*                             (0.94)%sec.

MSCI EAFE Index++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.59%
5 Years                                 3.42%sec.
Inception*                              1.51%sec.

                                              Portfolio Management Discussion  9

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth on an after-tax basis.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Tax-Managed Global Equity Fund Class S and Class C Shares gained 12.31% and 11.26% respectively. This compared to the S&P 500(R) Index, which gained 8.72%, and the MSCI EAFE(R) Index, which gained 18.59% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

A 75% allocation to U.S. equity funds, including large, medium and small capitalization stocks, supported the Fund's performance in the fiscal year. The remaining 25% was allocated to mutual funds investing in stocks outside of the U.S., with 20% and 5% invested in non-U.S. and emerging markets, respectively. While emerging markets achieved strong gains in the fiscal year, non-U.S. stocks also outperformed U.S. stocks.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns. Finally, an allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, also boosted the Fund's performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Performance of the Fund was helped by the strong relative performance of the underlying emerging markets and mid and small capitalization U.S. equity funds. The other underlying funds, particularly the non-U.S. equity fund, provided strong absolute returns; however, these underlying funds underperformed their benchmarks.

In the U.S. large capitalization segment, economic sector decisions detracted from performance of this underlying fund, as the other energy sector was underweight while the consumer discretionary and technology sectors were overweight. An overall modest growth tilt was also a negative in the period. In addition, technology stock selection detracted from performance.

In the non-U.S. segment, underweights by the underlying fund in the well-performing materials and industrial sectors and overweights by the underlying fund in technology detracted from performance, though exposure to Canadian and emerging markets stocks added value.

The best-performing underlying funds were the emerging markets and mid and small U.S. equity capitalization funds. The underlying emerging markets fund performed well through strong country and stock selection, where the money managers of this underlying fund capitalized on the strong rallies in energy and other commodity-related stocks. In the mid and small capitalization U.S. equity underlying fund, an underweight in the smaller capitalization tiers of the market and a modest growth bias detracted from performance; however, these negatives were offset by strong stock selection, particularly in the health care, financial services and utilities sectors.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In the U.S. large capitalization underlying fund, Turner Investment Partners, Inc., one of the underlying fund's money managers, achieved positive stock selection in most sectors and performed particularly well in the health care and consumer discretionary sectors where its pharmaceutical, biotech, gaming and consumer electronics stocks had strong gains. Turner was added to the underlying U.S. large capitalization equity fund in May 2005 to provide an investment style intended to complement another U.S. growth money manager, Sands Capital Management, Inc. In contrast, Kayne Anderson Rudnick Investment Management, LLC performed poorly, as its "high quality at a reasonable price" strategy led to an underweight in energy stocks. Kayne also detracted through weak stock selection across most sectors. In the non-U.S. underlying fund, value money managers generally performed better than growth money managers though aggressive growth manager Axiom International Investors, LLC was the strongest non-U.S. money manager in the fiscal year. Axiom delivered strong stock selection in smaller capitalization companies. Other growth money managers in the non-U.S. underlying fund, particularly those following momentum strategies, struggled as the market rotated between styles in the fiscal year.

In the mid and small capitalization U.S. equity underlying fund, Turner and Parametric Portfolio Associates, LLC added the greatest value through complementary approaches. Turner was strong in diversified financial services, while Parametric did well in health care stock selection.

 10  Portfolio Management Discussion

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors combined with very strong sell disciplines, which allowed them to take profits at opportune times. At the start of the period, value managers outperformed while growth and market-oriented money managers added greater value as the year progressed. T. Rowe Price International, Inc. did well through an overweight to Egypt, the top-performing market. Arrowstreet also added value, as its focus on countries with improving earnings momentum led to overweights in the strong Pakistan and Brazil markets and an underweight in Taiwan.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------
*     The Fund's Class S and Class C commenced operations on January 31, 2000.

++ The Standard & Poor's 500(R) Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

++++ The Morgan Stanley Capital International Europe, Australasia, Far East Index is an Index composed of an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of dividends.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             Portfolio Management Discussion  11

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING THE FUND'S EXPENSE EXAMPLE. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR THE FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,074.40      $     1,020.16
Expenses Paid During
Period*                       $         5.23      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,079.40      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 12  Shareholder Expense Example

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                  PRINCIPAL         MARKET
                                  AMOUNT ($)        VALUE
                                  OR SHARES           $
-------------------------------------------------------------
INVESTMENTS - 99.8%
Other Frank Russell Investment
   Company Series Mutual Funds -
   Class S Shares

Domestic Equities - 74.9%
Quantitative Equity Fund              149,128           5,709
Tax-Managed Large Cap Fund          1,582,681          28,741
Tax-Managed Mid & Small Cap Fund      695,692           8,536
                                                 ------------
                                                       42,986
                                                 ------------

International Equities - 24.9%
Emerging Markets Fund                 165,036           2,849
International Securities Fund         174,971          11,434
                                                 ------------
                                                       14,283
                                                 ------------

TOTAL INVESTMENTS - 99.8%
(identified cost $41,019)                              57,269

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                128
                                                 ------------

NET ASSETS - 100.0%                                    57,397
                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                        % OF
                                                        NET
CATEGORIES                                             ASSETS
----------------------------------------------------------------
Domestic Equities                                           74.9
International Equities                                      24.9
                                                    ------------
Total Investments                                           99.8
Other Assets and Liabilities, Net                            0.2
                                                    ------------

                                                           100.0
                                                    ============

  See accompanying notes which are an integral part of the financial statements.

                                                     Schedule of Investments  13

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

Amounts in thousands
--------------------------------------------------------------------------------

ASSETS
Investments at market (identified cost $41,019).....................................    $               57,269
Receivables:
   Investments sold.................................................................                        15
   Fund shares sold.................................................................                       160
   From adviser.....................................................................                        13
Prepaid expenses....................................................................                         3
                                                                                        ----------------------

Total assets........................................................................                    57,460
                                                                                        ----------------------

LIABILITIES
Payables:
      Fund shares redeemed..................................    $                 36
      Accrued fees to affiliates............................                      14
      Other accrued expenses................................                      13
                                                                --------------------

Total liabilities...................................................................                        63
                                                                                        ----------------------

NET ASSETS..........................................................................    $               57,397
                                                                                        ======================

Net Assets Consist of:
Accumulated net realized gain (loss)................................................    $              (17,891)
Unrealized appreciation (depreciation) on investments...............................                    16,250
Shares of beneficial interest.......................................................                        60
Additional paid-in capital..........................................................                    58,978
                                                                                        ----------------------

NET ASSETS..........................................................................    $               57,397
                                                                                        ======================

NET ASSET VALUE, offering and redemption price per share:
   Class C ($14,800,728 divided by 1,576,220 shares of $.01 par value shares of
     beneficial interest outstanding)...............................................    $                 9.39
                                                                                        ======================
   Class S ($42,596,138 divided by 4,412,608 shares of $.01 par value shares of
     beneficial interest outstanding)...............................................    $                 9.65
                                                                                        ======================

See accompanying notes which are an integral part of the financial statements.

 14  Statement of Assets and Liabilities

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

Amounts in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from Underlying Funds.......................................    $                  512

EXPENSES
   Advisory fees............................................    $                107
   Administrative fees......................................                      27
   Custodian fees...........................................                      18
   Distribution fees - Class C..............................                     104
   Transfer agent fees......................................                      60
   Professional fees........................................                      34
   Registration fees........................................                      44
   Shareholder servicing fees - Class C.....................                      35
   Trustees' fees...........................................                       1
   Printing fees............................................                       2
   Miscellaneous............................................                       2
                                                                --------------------

   Expenses before reductions...............................                     434
   Expense reductions.......................................                    (295)
                                                                --------------------
Net expenses........................................................................                       139
                                                                                        ----------------------
Net investment income (loss)........................................................                       373
                                                                                        ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments.............................................                       348
Net change in unrealized appreciation (depreciation) on investments.................                     5,222
                                                                                        ----------------------
Net realized and unrealized gain (loss).............................................                     5,570
                                                                                        ----------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............................    $                5,943
                                                                                        ======================

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  15

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

AMOUNTS IN THOUSANDS                                                    2005                     2004
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss).............................    $                373    $                  278
   Net realized gain (loss).................................                     348                       232
   Net change in unrealized appreciation (depreciation).....                   5,222                     4,742
                                                                --------------------    ----------------------
Net increase (decrease) in net assets from operations.......                   5,943                     5,252
                                                                --------------------    ----------------------

DISTRIBUTIONS
   From net investment income
      Class C...............................................                      --                       (10)
      Class S...............................................                    (338)                     (317)
                                                                --------------------    ----------------------

Net decrease in net assets from distributions...............                    (338)                     (327)
                                                                --------------------    ----------------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share
     transactions...........................................                   4,318                    (1,835)
                                                                --------------------    ----------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS.................                   9,923                     3,090

NET ASSETS
   Beginning of period......................................                  47,474                    44,384
                                                                --------------------    ----------------------
   End of period............................................    $             57,397    $               47,474
                                                                ====================    ======================

See accompanying notes which are an integral part of the financial statements.

 16  Statement of Changes in Net Assets

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS C

For a Share Outstanding Throughout each Period.

                                                                       FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                       2005            2004            2003            2002             2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $       8.44    $       7.61    $       6.15    $       7.29    $         9.73
                                                   ------------    ------------    ------------    ------------    --------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a)(b).........              --(e)         (.02)           (.02)           (.05)             (.06)
   Net realized and unrealized gain (loss).....             .95             .86            1.48           (1.03)            (2.38)
                                                   ------------    ------------    ------------    ------------    --------------
      Total from investment operations.........             .95             .84            1.46           (1.08)            (2.44)
                                                   ------------    ------------    ------------    ------------    --------------

DISTRIBUTIONS
   From net investment income..................              --            (.01)             --              --                --
   From net realized gain......................              --              --              --            (.06)               --
                                                   ------------    ------------    ------------    ------------    --------------
      Total distributions......................              --            (.01)             --            (.06)               --
                                                   ------------    ------------    ------------    ------------    --------------

NET ASSET VALUE, END OF PERIOD.................    $       9.39    $       8.44    $       7.61    $       6.15    $         7.29
                                                   ============    ============    ============    ============    ==============

TOTAL RETURN (%)...............................           11.26           10.99           23.74          (14.94)           (25.08)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)....          14,801          12,766          11,523          10,130             8,104
   Ratios to average net assets (%):
      Operating expenses, net (d)..............            1.00            1.00            1.00            1.00              1.00
      Operating expenses, gross (c)............            1.55            1.58            1.72            1.64              1.77
      Net investment income (loss) (d).........            (.03)           (.19)           (.25)           (.68)             (.73)
   Portfolio turnover rate (%).................           12.46           21.28           59.50           52.55             30.55

(a)   Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the Underlying Funds in which the Fund invests.
(c) The calculation includes those expenses charged directly to the Funds, including those fees of the Funds pushed down to the Underlying Funds through June 30, 2005, as described in note 4 to the financial statements.
(d) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser and transfer agent. Expenses are shown net of those expenses pushed down to Underlying Funds through June 30, 2005, as described in note 4 to the financial statements.
(e)   Less than $.01 per share.

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  17

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS - CLASS S

For a Share Outstanding Throughout each Period.

                                                                       FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                       2005            2004            2003            2002             2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $       8.67    $       7.80    $       6.27    $       7.38    $         9.77
                                                   ------------    ------------    ------------    ------------    --------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a)(b).........             .09             .07             .05             .03               .02
   Net realized and unrealized gain (loss).....             .97             .87            1.52           (1.06)            (2.39)
                                                   ------------    ------------    ------------    ------------    --------------
      Total from investment operations.........            1.06             .94            1.57           (1.03)            (2.37)
                                                   ------------    ------------    ------------    ------------    --------------

DISTRIBUTIONS
   From net investment income..................            (.08)           (.07)           (.04)           (.02)             (.02)
   From net realized gain......................              --              --              --            (.06)               --
                                                   ------------    ------------    ------------    ------------    --------------
      Total distributions......................            (.08)           (.07)           (.04)           (.08)             (.02)
                                                   ------------    ------------    ------------    ------------    --------------

NET ASSET VALUE, END OF PERIOD.................    $       9.65    $       8.67    $       7.80    $       6.27    $         7.38
                                                   ============    ============    ============    ============    ==============

TOTAL RETURN (%)...............................           12.31           12.14           25.09          (14.10)           (24.27)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)....          42,596          34,708          32,861          29,968            34,661
   Ratios to average net assets (%):
      Operating expenses, net (d)..............              --              --              --              --                --
      Operating expenses, gross (c)............             .55             .58             .72             .64               .77
      Net investment income (loss) (d).........             .95             .87             .77             .39               .29
   Portfolio turnover rate (%).................           12.46           21.28           59.50           52.55             30.55

(a)   Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the Underlying Funds in which the Fund invests.
(c) The calculation includes those expenses charged directly to the Funds, including those fees of the Funds pushed down to the Underlying Funds through June 30, 2005, as described in note 4 to the financial statements.
(d) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser and transfer agent. Expenses are shown net of those expenses pushed down to Underlying Funds through June 30, 2005, as described in note 4 to the financial statements.

See accompanying notes which are an integral part of the financial statements.

 18  Financial Highlights

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
1. ORGANIZATION

   Frank Russell Investment Company (the "Investment Company" or "FRIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   The Fund allocates its assets by investing in a combination of Class S shares of other of the Investment Company's Funds (the "Underlying Funds"). Frank Russell Investment Management Company ("FRIMCo"), the Fund's investment adviser, may modify the target asset allocation for the Fund and modify the selection of Underlying Funds for the Fund from time to time. From time to time, the Fund may adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, the Fund may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue the Fund's investment objective. However, the Fund expects that amounts it allocates to each Underlying Fund will generally vary only within 10% of the ranges specified in the table below:

                                           ASSET ALLOCATION
      ASSET CLASS/UNDERLYING FUNDS              TARGETS
------------------------------------------------------------
   Equities
      US Equities
         Tax-Managed Large Cap Fund                50%
         Tax-Managed Mid & Small Cap Fund          15
         Quantitative Equity Fund                  10
      International Equities
         International Securities Fund             20
         Emerging Markets Fund                      5
                                                  ---
                                                  100

   Investment Objectives of the Underlying Funds:

   Tax-Managed Large Cap Fund

   Seeks to provide long term capital growth on an after-tax basis.

   Tax-Managed Mid & Small Cap Fund

   Seeks to provide long term capital growth on an after-tax basis.

   Quantitative Equity Fund

   Seeks to provide long term capital growth.

   International Securities Fund

   Seeks to provide long term capital growth.

   Emerging Markets Fund

   Seeks to provide long term capital growth.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

                                               Notes to Financial Statements  19

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Security Valuation

   The Fund values its portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

   The Underlying Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to FRIMCo.

   Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Underlying Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund's net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement (defined in the Fair Value

 20  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Procedures as the movement by any two of four major US Indexes greater than a certain percentage); a company event such as a material business development, dividend declaration, stock split or rights offering; a material disaster; or an armed conflict.

   Because foreign securities can trade on a non-business days, the net asset value of a Fund's portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

   Investment Income

   Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Fund.

   Dividends and Distributions to Shareholders

   Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to wash sale deferrals and capital loss carryforwards. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   Expenses

   Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

   Class Allocation

   The Fund presented herein offers the following classes of shares: Class C and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Guarantees

   In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

                                               Notes to Financial Statements  21

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2005, the Fund had purchases and sales of the Underlying Funds of $10,987,596 and $6,667,540, respectively.

4. RELATED PARTIES

   Adviser and Administrator

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to FRIMCo.

   The Fund is charged an advisory fee equal to 0.20% of average daily net assets. For the period ended October 31, 2005, the Adviser contractually agreed to waive the advisory fee at least through February 28, 2006. The Adviser does not have the ability to recover amounts waived from the period ended October 31, 2005, or previous periods. The administrative fee was charged to the Underlying Funds in accordance with the special servicing agreements discussed below.

   Direct operating expenses include those arising from accounting, administrative, custody, auditing, legal and transfer agent services. Until June 30, 2005, the foregoing direct operating expenses were borne either by the Underlying Funds in which a Fund invests pursuant to Special Servicing Agreements (described below) between the Fund, Underlying Fund and FRIMCo or by FRIMCo pursuant to a Letter Agreement. Direct operating expenses also include expenses attributable to advisory fees (which are currently waived by FRIMCo), any Rule 12b-1 distribution fee, any shareholder services fees, or any nonrecurring extraordinary expenses, which will be borne by the Fund or its appropriate Classes of Shares.

   Special Servicing Agreement

   The special servicing agreement was entered into in February 1999 by the Adviser and was approved annually by the Funds' Board of Trustees. The special servicing agreement was between the Tax-Managed Global Equity Fund and the Underlying Funds in which the Fund invests. In accordance with the special servicing agreement, certain expenses from the operation of the Fund were borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Fund. No Underlying Funds were charged expenses that exceeded the estimated savings to each respective Underlying Fund. These estimated savings appeared in the form of reduced transfer agent costs resulting from the elimination of separate shareholder accounts which were invested in the Underlying Funds. Rather than having each investor open a shareholder account to invest individually in the Underlying Funds, the Fund acted as an omnibus account combining thousands of individual shareholder accounts into a single account. This benefited the Underlying Funds, by significantly reducing the number of shareholder accounts that needed to be maintained, and by the omnibus account's netting out the trades of individual shareholders to a point where the Fund only executed one trade each day with each Underlying Fund. In the event that the financial benefits to the Underlying Funds did not exceed aggregate expenses of the Fund, the Adviser reimbursed the respective Underlying Funds. This arrangement was discontinued June 30, 2005.

   Effective July 1, 2005, FRIMCo, as transfer agent, has agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses. The agreement to reimburse expenses extends through February 28, 2007 and may be renewed thereafter. If this arrangement is discontinued, Fund expenses may increase.

   For the period ended October 31, 2005, the expenses pushed down to the Underlying Funds under the special servicing arrangements amounted to $127,896.

   For the period ended October 31, 2005, the amount reimbursed by FRIMCo as transfer agent amounted to $59,448.

   Transfer Agent

   FRIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. FRIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund presented herein for the period ended October 31, 2005 were $60,157. Until June 30, 2005, the Underlying Funds and FRIMCo

 22  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   as transfer agent have borne this expense pursuant to the special servicing arrangements described above. Effective July 1, 2005, FRIMCo has agreed to waive its transfer agency fees for the Fund through at least February 28, 2007.

   Distributor and Shareholder Servicing

   Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of FRIMCo, serves as distributor for all Investment Company portfolio shares, including Class C and Class S shares of the Fund.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of the Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C shares on an annual basis.

   Accrued fees payable to affiliates as of October 31, 2005 were as follows:

                                              TAX-MANAGED
                                             GLOBAL EQUITY
   ----------------------------------------------------------
   Administration fees                    $             2,082
   Distribution fees                                    9,292
   Shareholder servicing fees                           3,085
   Trustee fees                                            20
                                          -------------------
                                          $            14,479
                                          ===================

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both FRIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting or Nominating and Governance Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair was paid a fee of $6,000 per year. Prior to June 1, 2005, the Lead Trustee received compensation of $10,000 annually. Effective June 1, 2005, the position of Lead Trustee was eliminated and a new chairperson of the Board was elected with additional annual compensation of $52,000.

   Transactions With Affiliated Companies

   An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the period ended October 31, 2005 with Underlying Funds which are or were an affiliated company are as follows:

                                              PURCHASE                 SALES                 INCOME              CAPITAL GAINS
               AFFILIATE                        COST                   COST               DISTRIBUTIONS          DISTRIBUTIONS
   ------------------------------------------------------------------------------------------------------------------------------
   Tax-Managed Global Equity
      Tax-Managed Large Cap              $         5,628,054    $         2,315,389    $           256,239    $                --
      Tax-Managed Mid & Small Cap                  1,352,713                959,723                     --                     --
                                         -------------------    -------------------    -------------------    -------------------
                                         $         6,980,767    $         3,275,112    $           256,239    $                --
                                         ===================    ===================    ===================    ===================

                                               Notes to Financial Statements  23

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

5. FEDERAL INCOME TAXES

   At October 31, 2005, the Fund had a net tax basis capital loss carryforward which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital carryforwards and expiration dates are as follows:

                   FUNDS                       10/31/10              10/31/11                TOTAL
   ------------------------------------------------------------------------------------------------------
   Tax Managed Global Equity              $         1,796,944   $         3,565,354   $         5,362,298

   At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

   Cost of Investments                         $        53,547,670
                                               ===================
   Unrealized Appreciation                     $         3,721,442
   Unrealized Depreciation                                      --
                                               -------------------
   Net Unrealized Appreciation (Depreciation)  $         3,721,442
                                               ===================
   Undistributed Ordinary Income               $            34,689
   Undistributed Long-Term Capital Gains
      (Capital Loss Carryforward)              $        (5,362,298)
   Tax Composition of Distributions
   Ordinary Income                             $           338,453

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2005 and October 31, 2004 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   TAX-MANAGED GLOBAL EQUITY                      -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 293                 421   $           2,676   $           3,451
      Proceeds from reinvestment of
         distributions                                           --                   1                  --                  10
      Payments for shares redeemed                             (229)               (424)             (2,085)             (3,484)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    64                  (2)                591                 (23)
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               1,110                 952              10,337               7,887
      Proceeds from reinvestment of
         distributions                                           35                  38                 328                 309
      Payments for shares redeemed                             (736)             (1,201)             (6,938)            (10,008)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase(decrease)                                    409                (211)              3,727              (1,812)
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                                 473                (213)  $           4,318   $          (1,835)
                                                  =================   =================   =================   =================

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Fund may borrow up to a maximum of 33.33% of the value of its net assets under the agreement. The agreement will expire

 24  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   December 21, 2005 and is expected to be renewed at that time. The Fund did not have any drawdowns for the period ended October 31, 2005.

8. RECORD OWNERSHIP

   As of October 31, 2005, the Fund had one shareholder of record with greater than 10% of the total outstanding shares of the Fund in the amount of 16.8%.

                                               Notes to Financial Statements  25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed Global Equity Fund (one of the portfolios constituting Frank Russell Investment Company, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 20, 2005

 26  Report of Independent Registered Public Accounting Firm

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

TAX INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
For the year ended October 31, 2005, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as 81.9%.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

                                                             Tax Information  27

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with FRIMCo and the portfolio management contract (together, the "investment advisory agreements") with each Money Manager of the Underlying Funds at a meeting held on February 23, 2005. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Fund and the Underlying Funds, sales and redemptions of the Fund's and the Underlying Funds' shares, and the management of the Fund and the Underlying Funds by FRIMCo. In preparation for the annual review, the Board, with the advice and assistance of independent counsel, also received and considered (1) information and reports prepared by FRIMCo relating to the services provided by FRIMCo (and its affiliates) to the Fund and the Underlying Funds, including information requested by the Trustees, and (2) information received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and the Underlying Funds and their operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the provider to be generally comparable in investment objectives and size to the Fund and the Underlying Funds (collectively, the "Agreement Renewal Information").

Prior to voting, the Independent Trustees reviewed the proposed continuance of the investment advisory agreements with management and independent counsel and received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances. The Independent Trustees also reviewed the proposed continuance in a private session with independent counsel at which no representatives of FRIMCo or management were present. The discussion below reflects both of these reviews.

In evaluating the advisory agreement with FRIMCo and the portfolio management contracts with the Money Managers of the Underlying Funds, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. All Underlying Funds have multiple Money Managers.

The Board considered that FRIMCo (rather than any Money Manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for each Underlying Fund. Assets of each Underlying Fund have been allocated among multiple Money Managers.

FRIMCo is responsible for selecting Money Managers for each Underlying Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by FRIMCo in accordance with the Underlying Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Underlying Fund. The performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by FRIMCo in the Underlying Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of the Fund and the Underlying Funds over appropriate periods reflects in great part the performance of FRIMCo in designing the Underlying Fund's investment program, structuring Underlying Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

 28  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

The Board also considered that the prospectuses for the Fund and Underlying Funds emphasize to investors FRIMCo's role as the principal investment manager for the Fund and each Underlying Fund, rather than the investment selection role of the Underlying Funds' Money Managers, and describe the manner in which the Fund and the Underlying Funds operate so that investors may take the information into account when deciding to purchase shares of the Fund.

In addition to these general factors relating to the manager of managers structure of the Underlying Funds, the Trustees considered, with respect to the Fund and each Underlying Fund, various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the advisory agreement with FRIMCo, including the following:

1. The nature, scope and quality of the services provided to the Fund and the Underlying Funds by FRIMCo;

2. The advisory fee paid by the Fund or Underlying Fund to FRIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3. Information provided by FRIMCo as to other fees and benefits received by FRIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by FRIMCo as to investment advisory fees paid by Comparable Funds;

5. Information provided by FRIMCo as to expenses incurred by the Fund or Underlying Fund;

6. Information provided by FRIMCo as to the profits that FRIMCo derives from its mutual fund operations generally and from the Fund and each Underlying Fund; and

7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's or Underlying Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Fund and the Underlying Funds.

On the basis of the information received, the Board, in respect of the Fund and each Underlying Fund, found the advisory fees charged and costs and expenses incurred by FRIMCo to be fair and reasonable; after giving effect to waivers and/or reimbursements; and considering the composition of the Comparable Funds, the relative performance and expense ratio of the Fund or Underlying Fund were comparable to those of peer funds; FRIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and FRIMCo's profitability with respect to the Fund or Underlying Fund was reasonable in light of the nature, scope and quality of the services provided by FRIMCo.

The Board considered for the Fund and each Underlying Fund whether economies of scale have been realized and whether the fees for the Fund or such Underlying Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on December 6, 2004 that the investment advisory fees for the Fund and each Underlying Fund appropriately reflect any economies of scale realized by the Fund or that Underlying Fund. Its findings at the earlier meeting were based upon information and analyses prepared by FRIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager of managers structure employed by most Underlying Funds relevant to the Board's deliberations, and took into consideration the Fund's and Underlying Funds' rising costs of compliance with applicable laws, rules and regulations.

The Trustees considered that fees payable to FRIMCo by institutional clients with investment objectives similar to those of the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Underlying Funds. FRIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Underlying Funds. For example, institutional clients have fewer administrative needs than the Underlying Funds. It was further noted that since the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of the Fund or each such Underlying Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of the Fund or such Underlying Fund selected by its shareholders in purchasing their shares.

With respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from FRIMCo reporting for each Money Manager, among other things, the Money Manager's performance

                         Basis for Approval of Investment Advisory Contracts  29

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

over various periods; FRIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and the Fund, the Underlying Funds, FRIMCo or FRIMCo's affiliates; and FRIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. FRIMCo recommended that each Money Manager be retained at its current fee rate. FRIMCo advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the investment advisory agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with FRIMCo; FRIMCo is aware of the fees charged by Money Managers to other clients; and FRIMCo believes that the fees agreed upon with Money Managers are fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted FRIMCo's explanation in light of the Board's findings as to the fairness and reasonableness of the aggregate investment advisory fees paid by the Fund and each Underlying Fund and the fact that each Money Manager's fee is paid by FRIMCo.

Based substantially upon FRIMCo's recommendations together with the information received from FRIMCo in support of its recommendations, the Board concluded that the fees paid to the Money Managers of each Underlying Fund were fair and reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund was in the interests of shareholders.

In their deliberations, the Trustees did not identify any particular information as to the investment advisory agreement with FRIMCo or, other than FRIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of the Fund and each Underlying Fund.

At a meeting held on March 24, 2005, the Trustees received proposals from FRIMCo to effect certain Money Manager changes for the International Securities and Tax-Managed Large Cap Funds; and at a meeting held on July 14, 2005, the Trustees received a proposal from FRIMCo to effect a Money Manager change for the Tax-Managed Mid & Small Cap Fund resulting from a change of control of one of this Funds' Money Managers. In the case of each such Underlying Fund, the Trustees approved the terms of the proposed portfolio management agreements with the successor Money Manager(s) based substantially upon FRIMCo's recommendation; its explanation as to the lack of relevance of profitability to the evaluation of portfolio management agreements with Money Managers; and its belief that the proposed investment advisory fees for the successor Money Manager(s) would be fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the February 23, 2005 meeting as to the fairness and reasonableness of the aggregate investment advisory fees paid by each affected Underlying Fund, and the fact that the aggregate investment advisory fees paid by such Underlying Fund would not increase as a result of the implementation of any proposed Money Manager change because each Money Manager's investment advisory fee is paid by FRIMCo.

 30  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to our Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available
(i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to FRIMCo, as FRIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Fund at (800) 787-7354.

                             Shareholder Requests for Additional Information  31

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Lynn L. Anderson,   Trustee since     Appointed until  - Vice Chairman, FRC                  39         - Trustee, The
  Born April 22,      1987              successor is     - Trustee, FRIC and RIF                            SSgA Funds
  1939                                  duly elected     - Until 2005, Chairman of the                      (investment
                                        and qualified      Board, FRIC and RIF                              company)
  909 A Street                                           - CEO, Russell Fund
  Tacoma, Washington                                       Distributors, Inc.
  98402-1616                                               (broker-dealer "RFD"))
                                                         - President and Chairman of
                                                           the Board, SSgA Funds
                                                           (investment company)
                                                         - Chairman of the Board, FRTC
                                                         - Until July 2004, Director,
                                                           Frank Russell Investments
                                                           (Ireland) Limited (Irish
                                                           limited company) and Frank
                                                           Russell Investments (Cayman)
                                                           Ltd. (manager of variable
                                                           capital investment
                                                           companies)
                                                         - Until October 2002,
                                                           President and CEO, FRIC and
                                                           RIF
                                                         - Until January 2005, Chairman
                                                           of the Board, RFD and FRIMCo
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         - None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified.   - Trustee, FRIC and RIF
                                                         - Director, FRTC; Frank
  909 A Street                                             Russell Investments (Suisse)
  Tacoma, Washington                                       S.A. (global investment
  98402-1616                                               services); Frank Russell
                                                           Company Limited (consultant
                                                           to institutional investors
                                                           in Europe and the UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Frank
                                                           Russell Investments
                                                           (Delaware), Inc. (general
                                                           partner in various limited
                                                           partnerships ("FRIDI"))
----------------------------------------------------------------------------------------------------------------------------



* Each of Messrs. Anderson and Phillips is also an officer and/or director of one or more an affiliates of FRIC and RIF and is therefore an interested trustee.

 32  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                                        and qualified      consulting)
 909 A Street                                            - February 2002 to June 2005,
 Tacoma, Washington                                        Lead Trustee, FRIC and RIF
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company);
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy,  Trustee since     Appointed until  - June 2004 to present, Senior        39         - Director,
 Born June 6, 1946    2003              successor is       Vice President and Chief                         Gold Banc
                                        duly elected       Financial Officer, Waddell &                     Corporation,
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.                             Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine,       Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee since     Appointed until  - Retired since 1995                  39         None
 Born October 6,      1984              successor is
 1930                                   duly elected
                      Chairman of the   and qualified
 909 A Street         Nominating and
 Tacoma, Washington   Governance        Appointed until
 98402-1616           Committee since   successor is
                      2005              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  33

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.,       2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - February 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                                        and qualified      Value Fund
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 34  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             FRIMCo
  Tacoma, Washington                                     - Chairman Emeritus, FRIC and
  98402-1616                                               RIF; Frank Russell
                                                           Securities, Inc.
                                                           (broker-dealer and
                                                           investment adviser ("FRS"));
                                                           Russell 20-20 Association
                                                           (non-profit corporation);
                                                           and Frank Russell Trust
                                                           Company (non-depository
                                                           trust company ("FRTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

                              Disclosure of Information about Fund Directors  35

FRANK RUSSELL INVESTMENT COMPANY
TAX-MANAGED GLOBAL EQUITY FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers,                Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born December 16, 1966         Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2005              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington 98402-1616                                       Policy
                                                                   - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, FRIMCo
                                Officer since     qualified by     - Chairman of the Board and President, RFD and Russell
 909 A Street                   2004              Trustees           Insurance Agency, Inc. (insurance agency ("RIA"))
 Tacoma, Washington 98402-1616                                     - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer and Chief Accounting Officer, FRIC and RIF
 Born November 26, 1963         Chief Accounting  is chosen and    - Director, Funds Administration, FRIMCo, FRTC and RFD
                                Officer since     qualified by     - Treasurer and Principal Accounting Officer, SSgA
 909 A Street                   1998              Trustees           Funds
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, FRIC, RIF, FRC, FRTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, FRIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, FRIC and
 909 A Street                                                        RIF
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - General Counsel and Managing Director of Law and
 Born October 8, 1941           General Counsel   by Trustees        Government Affairs, Secretary, FRC
                                since 1994
 909 A Street
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 36  Disclosure of Information about Fund Directors

TAX-MANAGED GLOBAL EQUITY FUND

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Lynn L. Anderson
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Lee C. Gingrich
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer (effective May 17, 2005) Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISER, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS OF UNDERLYING FUNDS AS OF OCTOBER 31, 2005

Quantitative Equity Fund
 Aronson + Johnson + Ortiz, LP, Philadelphia, PA
 Franklin Portfolio Associates LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

Tax-Managed Large Cap Fund
 John A. Levin & Co., Inc., New York, NY
 J.P. Morgan Investment Management Inc., New York, NY
 Kayne Anderson Rudnick Investment Management, LLC, Los Angeles, CA Sands Capital Management, Inc., Arlington, VA
 Turner Investment Partners, Inc., Berwyn, PA

Tax-Managed Mid & Small Cap Fund
 Chartwell Investment Partners, Berwyn, PA
 Netols Asset Management, Inc., Mequon, WI
 Parametric Portfolio Associates LLC, Seattle, WA
 Transamerica Investment Management, LLC, Denver, CO
 Turner Investment Partners, Inc., Berwyn, PA

International Securities Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 Arrowstreet Capital, Limited Partnership, Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 T. Rowe Price International, Inc., Baltimore, MD

 Wells Capital Management Inc., San Francisco, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers  37

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[RUSSELL LOGO]

FRANK RUSSELL INVESTMENT COMPANY
909 A Street
Tacoma, Washington 98402

800-787-7354
Fax: 253-591-3495
www.russell.com                                              36-08-086 (1 10/05)

LIFEPOINTS(R) FUNDS


2005 ANNUAL REPORT


CLASS A, C, D, E, AND S SHARES:


EQUITY AGGRESSIVE STRATEGY FUND

AGGRESSIVE STRATEGY FUND

BALANCED STRATEGY FUND

MODERATE STRATEGY FUND

CONSERVATIVE STRATEGY FUND



CLASS A, D, E, AND S SHARES:



2010 STRATEGY FUND

2020 STRATEGY FUND

2030 STRATEGY FUND

2040 STRATEGY FUND

OCTOBER 31, 2005

                                                                  (RUSSELL LOGO)

Frank Russell Investment Company

Frank Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                        Frank Russell Investment Company

                              LifePoints(R) Funds

                                 Annual Report

                                October 31, 2005

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Equity Aggressive Strategy Fund......................................        10

Aggressive Strategy Fund.............................................        16

Balanced Strategy Fund...............................................        22

Moderate Strategy Fund...............................................        28

Conservative Strategy Fund...........................................        34

2010 Strategy Fund...................................................        40

2020 Strategy Fund...................................................        46

2030 Strategy Fund...................................................        52

2040 Strategy Fund...................................................        58

Statement of Assets and Liabilities..................................        64

Statement of Operations..............................................        68

Statement of Changes in Net Assets...................................        70

Financial Highlights.................................................        74

Notes to Financial Highlights........................................        86

Notes to Financial Statements........................................        87

Report of Independent Registered Public Accounting Firm..............       106

Tax Information......................................................       107

Basis for Approval of Investment Advisory Contracts..................       108

Shareholder Requests for Additional Information......................       112

Disclosure of Information about Fund Directors.......................       113

Manager, Money Managers and Service Providers........................       118

Frank Russell Investment Company - LifePoints Funds

Copyright (c) Frank Russell Company 2005. All rights reserved.

The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Indexes are unmanaged and cannot be invested in directly.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



Thank you for selecting Russell to help provide for your financial security. As you read Frank Russell Investment Company's 2005 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2006, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

FRANK RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2005

U.S. EQUITY MARKETS

Though the 2004 presidential election provided a boost to the markets at the start of the fiscal year, stocks made little headway in the first half of the fiscal year as concerns of high oil prices and rising interest rates offset generally strong economic and corporate earnings data. But despite even higher energy costs, rising inflationary pressures, further interest rate hikes by the Federal Reserve, the economic disruptions of hurricanes Rita and Katrina and a sharp fall-off in consumer confidence, stocks were surprisingly resilient in the second half of the fiscal year. For the fiscal year ending October 31, 2005, the Russell 3000(R) Index gained 10.55%.

Sector leadership in the first half of the fiscal year was dominated by energy and utilities. As in the previous year, energy stocks dominated the market due to strong global demand for energy. Towards the end of the fiscal year, hurricanes Katrina and Rita provided another boost to energy sectors as damage to the natural gas and petroleum refining and distribution infrastructure caused further spikes in energy prices. Despite a subsequent decline in oil prices and a sharp sell-off in energy stocks in October, the integrated oil and other energy sectors strongly led the U.S. equity market in the fiscal year. Other sectors also performed well in the second half, including technology and healthcare. As a result, the market environment for active management improved in the second half of the fiscal year as the rally in equities broadened beyond the energy and utilities sectors.

While lagging far behind energy stocks, consumer staples stocks also outperformed in the fiscal year due to their defensive, stable growth qualities. Biotechnology and non-pharmaceutical healthcare stocks also fared well. In contrast, materials and consumer discretionary stocks lost favor with investors. Though the housing market remained strong, providing support for consumer spending, real estate prices appeared to ease towards the end of the fiscal year as higher energy and mortgage financing costs weakened consumer confidence. Retail and housing-related stocks fell to end the fiscal year among the worst performers. Despite rebounding in the second half of the year, technology stocks also lagged in the fiscal year as rising competitive pressures and generally lackluster earnings outlooks held back large capitalization technology stocks.

Small capitalization companies outperformed large capitalization companies, as measured by the 12.08% return of the Russell 2000(R) Index versus 10.47% for the Russell 1000(R) Index for the fiscal year ended October 31, 2005. Though their lead narrowed over the 12 months, small capitalization companies have outperformed large capitalization companies for the last seven years. Small capitalization companies continued to benefit from narrow credit spreads (which allow companies to borrow money at more favorable rates). They also benefited from strong performance of stocks in the energy, healthcare and utilities sectors and the improving performance of technology-related companies. Companies of higher financial quality continued to underperform the broader market as represented by the Russell 3000(R) Index, while higher beta and lower dividend yield companies on the whole outperformed the broader market.

 4  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

Style continued to play an important role in equity returns. Value stocks outperformed growth stocks, though the margin of outperformance was smaller than in recent years. The Russell 1000(R) Value Index returned 11.86% for the fiscal year, compared with 8.81% for the Russell 1000(R) Growth Index. Investors' continued preference for energy-related and utility stocks over technology stocks, strongly favored value stocks in the first half of the fiscal year. But growth stocks performed better in the second half of the fiscal year due to rebounds by technology and biotechnology and health care service-related stocks.

The fiscal year ending October 31, 2005 was relatively difficult for active managers given the outstanding performance of the energy sectors, which many active managers were underweight. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 2.14% while the Lipper Large Cap Value Funds Average underperformed the Russell 1000(R) Value Index by 2.18%. Active management fared better in the growth segment where the Lipper Large Cap Growth Funds Average beat the Russell 1000(R) Growth Index by 1.28%. The environment for active small capitalization investing was also more favorable: the Lipper Small-Cap Core Funds Average beat the Russell 2000(R) Index by 1.16%.

Note: Lipper returns are net of fees while the index returns are gross of fees.

U.S. REAL ESTATE MARKETS

The public real estate investment trust (REIT) market continued to deliver strong performance as the NAREIT Equity REIT Index returned 17.92% in the fiscal year ending October 31, 2005. Though interest rates rose during the fiscal year, they remained low relative to historical levels. The REIT market was further supported by improving property market supply and demand fundamentals and an active mergers and acquisitions environment.

Elevated volatility continued to dominate the REIT market. Because yield-oriented investors are a major constituent in the REIT market, the market was highly sensitive to changes in long-term interest rates and shifts in sentiment regarding the direction of rates. During the fiscal year, the spread of average REIT dividend yields to 10-year Treasury yields was compressed, making REITs vulnerable to pricing adjustments based on changes in the outlook for interest rates.

Improvements in real estate fundamentals resulted in higher average occupancy rates and rents which contributed to solid growth in REIT earnings and positive performance for most sectors. The strongest performing sectors were self storage and apartments. The self storage sector was attractive due to relative valuations and earnings growth. Apartments benefited from expectations that higher mortgage interest rates would dampen purchases of entry-level single-family homes and boost demand for apartments. Other sectors that outperformed the benchmark included office, regional malls and diversified. The weakest performing sectors included manufactured homes, health care, shopping centers industrial and mixed industrial/office.

Investors favored larger capitalization REITs during the fiscal year. The NAREIT Real Estate 50, a benchmark of larger and more frequently traded REITs, returned 19.79%. These companies benefited from their better liquidity, more favorable balance sheets and stronger earnings growth prospects.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 18.59% as measured by the MSCI EAFE Index for the fiscal year ended October 31, 2005. The performance of non-U.S. stocks was even more impressive given that the strong U.S. dollar muted returns for US investors. The MSCI EAFE Index rose 25.64% as measured in local currencies over the 12-month period.

                                                               Market Summary  5

FRANK RUSSELL INVESTMENT COMPANY

Non-U.S. stocks benefited from steady global growth and improved corporate earnings; however, regional returns showed considerable variation. While the U.S. economy continued to set the tempo for global markets, China's economic growth also had a strong influence, particularly in the Pacific Basin. Japan achieved the strongest returns of the major countries, with the MSCI Japan Index up 22.29% in the fiscal year. Japan's improving economy, increased corporate and consumer spending and demand from China boosted stocks. In addition, investors believed that Prime Minister Koizumi's landslide victory in the September 2005 election increased the likelihood of structural reform intended to accelerate economic growth. The Japanese market was led by strong gains in the financial sector. Japanese banks were expected to further benefit from the improving domestic economy. Japanese materials and energy sectors also performed well in the period.

Europe lagged Asia, though the MSCI Europe Index achieved a still impressive 16.84% return over the fiscal year. Smaller markets, such as Norway and Austria, fared best, helped by very strong gains from their energy stocks. Despite good results from energy, materials and financials stocks, the Euro zone's (European Union countries that have adopted the Euro as common currency) larger markets of Germany and France delivered below average returns, held back by poorly performing technology and telecommunications stocks. Elsewhere, the U.K. also lagged the European region with a gain of 14.22% (MSCI UK). The U.K. underperformed due to weakness among its financials and telecommunication stocks. While the Euro zone showed small signs of economic improvement over the fiscal year, the U.K. economy slowed down, causing the Bank of England to cut interest rates towards the end of the period.

Markets not represented in the MSCI EAFE Index, but commonly included in non-US stock portfolios, offered significant opportunities for gains during the period. Canadian stocks rose 24.13% (MSCI Canada). Developing markets provided additional opportunity as the MSCI Emerging Markets Index rose 34.34%. These markets benefited from heavy weightings in energy and materials stocks.

With market participants focused on rising energy costs and China's strong economic growth, the performance of economic sectors was aligned with these themes. Across the non-U.S. markets, industrial cyclicals were the top performers. The materials sector, led by metals and mining stocks, was the strongest sector, up 29.12% (MSCI EAFE Materials) The energy sector followed with a 25.46% (MSCI EAFE Energy) gain and the industrial sector also fared well, up 25.09% (MSCI EAFE Industrials). In contrast, technology and telecommunications were the worst performing sectors over the period, with gains of only 3.45% (MSCI EAFE Information Technology) and 5.48% (MSCI EAFE Telecommunications Services), respectively. The diverse pressures on these underperforming sectors included increased competition, falling prices, restructuring charges and rising inventories. Sharply higher energy costs also cut into profit margins as the fiscal year progressed.

With the value segment of the MSCI EAFE index more weighted towards industrial cyclicals and financials, the environment was slightly more favorable for value-oriented investors; however, the margin of outperformance was relatively small. The MSCI EAFE Value Index rose 19.16%, compared with 18.03% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over their larger capitalization peers with the MSCI EAFE Small Cap Index up 37.29% in the period.

Despite their traditional bias towards smaller capitalization stocks, as well as the tendency to hold emerging markets and Canadian stocks, actively-managed international funds found the past fiscal year a challenging period. The average fund, as measured by the Lipper International Funds Average, lagged the MSCI EAFE Index over the period by 0.81%.

 6  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

EMERGING MARKETS

Emerging Markets was the best-performing asset class in the fiscal year with the MSCI Emerging Markets Index up a strong 34.34%. The devastating tsunami that affected much of South Asia in late December 2004 had little impact on the markets of the region, with the exception of Sri Lanka, whose market lost 10% of its value in the last week of December. China's move to revalue its currency (allowing it to rise 2.11% against the US dollar), also had a limited effect on the currencies and markets in the region. Widespread declines in stock prices in March and October across the emerging markets, caused by rising U.S. interest rates and a slowdown in Chinese growth, also proved to be short-lived. Overall, these markets benefited from strong demand for energy and other raw materials, healthier local economies, corporate earnings gains, improving governance and attractive valuations relative to other asset classes. Given the substantial gains relative to the U.S. and non-U.S. developed markets in the fiscal year, the valuation discount of emerging markets narrowed.

Regionally, Latin America was the top performer, returning 61.55% (MSCI EM Latin America). EMEA (Europe, Middle East and Africa) also outperformed, returning 39.27% (MSCI EM Europe, Middle East & Africa). In contrast, Asia lagged, returning 23.63% (MSCI EM Asia). Top country performers were some of the smaller markets such as Egypt, Jordan, Columbia and Pakistan which generated gains between 73% (MSCI EM Pakistan) and 159% (MSCI EM Egypt). Despite allegations of government corruption in the second quarter that caused a decline in the market, Brazil was the best performing large country; however, its 76% (MSCI EM Brazil) gain was aided by a 27% rise in its currency. Venezuela was the only country to lose ground in the fiscal year, falling by 34.08% (MSCI EM Venezuela).

In terms of sectors, energy, up 53.99% (MSCI EM Energy), was the best performer driven by the strong oil prices over the period. In contrast, technology was the worst performing sector. All other sectors performed more in line with the benchmark. On balance, country selection was the key to outperformance in the fiscal year.

U.S. FIXED INCOME MARKETS

Interest rates, particularly in shorter-term maturities, took their cue from Federal Reserve policy. The Federal Reserve raised its target for the fed funds rate (the interest rate at which depository institutions lend money at the Federal Reserve to other depository institutions overnight) from 1.75% in the fall of 2004 to 3.75% by the end of October 2005. The Fed's eight interest rate hikes in the fiscal year represented an attempt to move back to a more neutral monetary policy to counter rising inflationary pressures as the fiscal year progressed. Although shorter maturity interest rates tended to move up in a straight line, intermediate and long term rates were volatile as investors grappled with slowing economic growth, moderate employment growth, rising commodity prices and natural disasters. Worries about inflation caused bond markets to gyrate up and down, with the ten-year note moving from a high of over 4.6% in March to a low of under 3.9% in June. For the fiscal year, ten-year rates rose, starting at 4.0% and moving up to end the period at 4.55%. With interest rates rising, investment grade bonds were little changed. For example, the Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned just 1.13% for the fiscal year ending October 31, 2005.

Among sectors, the riskier areas continued to post strong performance. As in the two prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from low default levels, healthy economic growth and low interest rates. Emerging market debt performed well due to commodity price increases and better fiscal and monetary governance among a number of developing countries. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 4.08% over the year compared to 0.88% for the Lehman US Treasury Index. Investment

                                                               Market Summary  7

FRANK RUSSELL INVESTMENT COMPANY

grade corporate bonds also benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman US Credit Index returned 0.65%. Despite increased regulatory scrutiny of the mortgage market, mortgage securities also continued to do well, slightly outperforming equivalent duration Treasuries. The Lehman MBS Fixed Rate Index returned 1.75%. As the fiscal year ended, the yield spreads between corporates and mortgages relative to Treasuries continued to be narrow, reflecting a healthy economy where corporations remained conservative in their use of debt. The narrow spread also reflected a large market demand for yield, as coupons across the globe remained very low.

 8  Market Summary

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FRANK RUSSELL INVESTMENT COMPANY
EQUITY AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                  LIFEPOINTS(R) EQUITY
                                               AGGRESSIVE STRATEGY FUND -
                                                        CLASS E             RUSSELL 1000 INDEX(R) **          MSCI EAFE ***
                                               --------------------------   ------------------------          -------------
Inception                                               10000.00                    10000.00                    10000.00
1997                                                     9480.00                     9676.00                     9234.00
1998                                                    10114.00                    11583.00                    10152.00
1999                                                    12204.00                    14547.00                    12525.00
2000                                                    13164.00                    15864.00                    12191.00
2001                                                    10174.00                    11734.00                     9183.00
2002                                                     8948.00                    10020.00                     7995.00
2003                                                    11265.00                    12256.00                    10200.00
2004                                                    12598.00                    13400.00                    12165.00
2005                                                    14372.00                    14803.00                    14426.00

Equity Aggressive Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  7.58%
5 Years                                 0.92%sec.
Inception*                              4.05%sec.

Equity Aggressive Strategy Fund - Class C ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 13.29%
5 Years                                 1.01%sec.
Inception*                              3.93%sec.

Equity Aggressive Strategy Fund - Class D +
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 13.88%
5 Years                                 1.52%sec.
Inception*                              4.36%sec.

Equity Aggressive Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 14.08%
5 Years                                 1.77%sec.
Inception*                              4.59%sec.

Equity Aggressive Strategy Fund - Class S +++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 14.47%
5 Years                                 2.04%sec.
Inception*                              4.81%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%sec.
Inception*                              4.88%sec.

MSCI EAFE Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.59%
5 Years                                 3.42%sec.
Inception*                              4.64%sec.

 10  Equity Aggressive Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide high long term capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Equity Aggressive Strategy Fund Class E, Class D, Class C, Class S and Class A Shares gained 14.08%, 13.88%, 13.29%, 14.47% and 14.09%, respectively. Class A Shares do not reflect deduction of initial sales charges. This compared to the Russell 1000(R) Index, which gained 10.47% during the same period. The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

The Fund's 100% allocation to underlying equity mutual funds added to overall returns.

Large capitalization U.S. equities participated in a rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. While the non-U.S. equity underlying fund slightly lagged its benchmark, the Fund's allocation to this asset class nevertheless added positively to overall returns. The Fund's small allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, added to returns. The Fund's allocation to a real estate underlying fund, the third best performing asset class to which the Fund allocates assets, after emerging markets and non-U.S. equities, provided an additional boost to returns, as this underlying fund out performed its benchmark.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Performance of the underlying funds investing in equity securities was driven by strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed, real estate and emerging markets. The U.S. large capitalization, emerging markets and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds provided absolute returns; however, these underlying funds underperformed their benchmarks.

The large capitalization U.S. equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

The underlying emerging markets fund performed well through strong country and stock selection, where the money managers capitalized on the strong rallies in energy and other commodity-related stocks.

Money managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In one of the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors, combined with very strong sell disciplines, which allowed them to take profits at opportune times.

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager due to strong stock selection and exposure to smaller capitalization companies. In contrast, non-U.S. momentum-

                                             Equity Aggressive Strategy Fund  11

FRANK RUSSELL INVESTMENT COMPANY
EQUITY AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

style money managers struggled as the market rotated between styles.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

* Equity Aggressive Strategy Fund Class E commenced operations on September 30, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***   Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

+ Equity Aggressive Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Equity Aggressive Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From February 11, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Equity Aggressive Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From September 30, 1997 through January 31, 2000, performance results include shareholder service fees paid by Class E.

# Equity Aggressive Strategy Fund Class E performance has been linked with Class A to provide historical perspective. From March 4, 2003 (commencement of sale) through the current period, Class A Shares reflect deduction of initial sales charges.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 12  Equity Aggressive Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY AGGRESSIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,021.70      $     1,023.95
Expenses Paid During
Period*                       $         1.27      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,080.50      $     1,020.16
Expenses Paid During
Period*                       $         5.24      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,082.80      $     1,022.68
Expenses Paid During
Period*                       $         2.62      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                             Equity Aggressive Strategy Fund  13

FRANK RUSSELL INVESTMENT COMPANY
EQUITY AGGRESSIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,083.40      $     1,023.95
Expenses Paid During
Period*                       $         1.31      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,085.30      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 14  Equity Aggressive Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY AGGRESSIVE STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.7%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Domestic Equities - 70.7%
Diversified Equity Fund                             6,515,719         289,624
Quantitative Equity Fund                            7,586,638         290,416
Real Estate Securities Fund                         1,508,273          70,934
Special Growth Fund                                 1,242,597          65,261
                                                                 ------------
                                                                      716,235
                                                                 ------------

International Equities - 29.0%
Emerging Markets Fund                               2,938,316          50,715
International Securities Fund                       3,719,871         243,094
                                                                 ------------
                                                                      293,809
                                                                 ------------

TOTAL INVESTMENTS - 99.7%
(identified cost $826,341)                                          1,010,044

OTHER ASSETS AND LIABILITIES,
NET - 0.3%                                                              2,879
                                                                 ------------

NET ASSETS - 100.0%                                                 1,012,923
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Domestic Equities                                            70.7
International Equities                                       29.0
                                                  ---------------
Total Investments                                            99.7
Other Assets and Liabilities, Net                             0.3
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                             Equity Aggressive Strategy Fund  15

FRANK RUSSELL INVESTMENT COMPANY
AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                           LIFEPOINTS(R)
                                        AGGRESSIVE STRATEGY        RUSSELL 1000                                LEHMAN BROTHERS
                                           FUND - CLASS E          INDEX(R) ***           MSCI EAFE **       AGGREGATE BOND ****
                                        -------------------        ------------           ------------       -------------------
Inception                                     10000.00               10000.00               10000.00               10000.00
1997                                           9750.00                9718.00                9234.00               10161.00
1998                                          10293.00               11634.00               10152.00               11109.00
1999                                          12027.00               14611.00               12525.00               11168.00
2000                                          12952.00               15934.00               12191.00               11984.00
2001                                          10828.00               11785.00                9183.00               13729.00
2002                                           9893.00               10064.00                7995.00               14537.00
2003                                          12159.00               12310.00               10200.00               15250.00
2004                                          13462.00               13459.00               12165.00               16093.00
2005                                          14996.00               14868.00               14426.00               16276.00

Aggressive Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  5.00%
5 Years                                 1.78%sec.
Inception*                              4.36%sec.

Aggressive Strategy Fund - Class C ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.70%
5 Years                                 2.23%sec.
Inception*                              4.44%sec.

Aggressive Strategy Fund - Class D +
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.22%
5 Years                                 2.73%sec.
Inception*                              4.88%sec.

Aggressive Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.40%
5 Years                                 2.97%sec.
Inception*                              5.11%sec.

Aggressive Strategy Fund - Class S +++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.83%
5 Years                                 3.26%sec.
Inception*                              5.32%sec.

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.59%
5 Years                                 3.42%sec.
Inception*                              4.64%sec.

Russell 1000(R) Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%sec.
Inception*                              4.88%sec.

Lehman Brothers Aggregate Bond Index****
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  1.13%
5 Years                                 6.31%sec.
Inception*                              6.14%sec.

 16  Aggressive Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide high long term capital appreciation with low current income.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the period ended October 31, 2005, the Aggressive Strategy Fund Class E, Class D, Class C, Class S and Class A Shares gained 11.40%, 11.22%, 10.70%, 11.83% and 11.44%, respectively. Class A Shares do not reflect deduction of initial sales charges. This compared to the Russell 1000(R) Index, which gained 10.47% during the same period. The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

The Fund's 80% allocation to underlying equity mutual funds added to overall returns.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. An allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns. Finally, an allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, also boosted the Fund's performance.

In contrast, the Fund's 20% allocation to a fixed income underlying fund dampened overall returns. This underlying fixed income fund was affected by the volatility of its asset class, which suffered from rising interest rates and fears of an economic slowdown.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Performance of the underlying equity funds was driven by strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed, real estate and emerging markets. The U.S. large capitalization, emerging markets and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds provided absolute returns; however, these underlying funds underperformed their benchmarks.

The U.S. large capitalization equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

The underlying emerging markets fund performed well through strong country and stock selection, where the money managers capitalized on the strong rallies in energy and other commodity-related stocks.

Money managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

The Fund's allocation to a fixed income underlying fund dampened returns, especially relative to other fund of funds with higher allocations to equities. The fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning. The fixed income underlying fund provided positive returns and outperformed its benchmark.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In one of the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions were positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors combined with very strong sell disciplines, which allowed them to take profits at opportune times.

                                                    Aggressive Strategy Fund  17

FRANK RUSSELL INVESTMENT COMPANY
AGGRESSIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager due to strong stock selection and exposure to smaller capitalization companies. In contrast, non-U.S. momentum-style money managers struggled, as the market rotated between styles.

In the underlying fixed income fund, Pacific Investment Management Company, LLC and Delaware Management Company performed well, aided by non-index holdings and their forecast that European interest rates would fall further than U.S. interest rates. Morgan Stanley Investment Management Company, Inc. was rewarded for its duration strategies, which were put in place two years ago. Bear Stearns Asset Management, Inc. contributed modestly to returns by overweighting corporate bonds early in the fiscal period and taking profits as prices rose later in the fiscal period.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Aggressive Strategy Fund Class E commenced operations on September 16,
      1997.

**    Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

*** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

**** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

+ Aggressive Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Aggressive Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From January 29, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Aggressive Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From September 16, 1997 through February 1, 2000, performance results include shareholder service fees paid by Class E.

# Aggressive Strategy Fund Class E performance has been linked with Class A to provide historical perspective. From March 10, 2003 (commencement of sale) through the current period, Class A Shares reflect deduction of initial sales charges.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 18  Aggressive Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
AGGRESSIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,005.40      $     1,023.95
Expenses Paid During
Period*                       $         1.26      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,063.70      $     1,020.16
Expenses Paid During
Period*                       $         5.20      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,065.60      $     1,022.68
Expenses Paid During
Period*                       $         2.60      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                    Aggressive Strategy Fund  19

FRANK RUSSELL INVESTMENT COMPANY
AGGRESSIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,067.00      $     1,023.95
Expenses Paid During
Period*                       $         1.30      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,068.90      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 20  Aggressive Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
AGGRESSIVE STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.8%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 20.1%
Multistrategy Bond Fund                            43,927,032         453,766
                                                                 ------------

Domestic Equities - 56.8%
Diversified Equity Fund                            11,506,100         511,446
Quantitative Equity Fund                           13,418,085         513,644
Real Estate Securities Fund                         2,884,317         135,650
Special Growth Fund                                 2,296,724         120,624
                                                                 ------------
                                                                    1,281,364
                                                                 ------------

International Equities - 22.9%
Emerging Markets Fund                               5,241,196          90,463
International Securities Fund                       6,530,129         426,744
                                                                 ------------
                                                                      517,207
                                                                 ------------

TOTAL INVESTMENTS - 99.8%
(identified cost $1,964,959)                                        2,252,337

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                              5,392
                                                                 ------------

NET ASSETS - 100.0%                                                 2,257,729
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        20.1
Domestic Equities                                            56.8
International Equities                                       22.9
                                                  ---------------
Total Investments                                            99.8
Other Assets and Liabilities, Net                             0.2
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                    Aggressive Strategy Fund  21

FRANK RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                           LIFEPOINTS(R)
                                         BALANCED STRATEGY         RUSSELL 1000                                LEHMAN BROTHERS
                                           FUND - CLASS E          INDEX(R)****           MSCI EAFE**         AGGREGATE BOND***
                                         -----------------         ------------           -----------         -----------------
Inception                                      10000                  10000                  10000                  10000
1997                                            9870                   9718                   9234                  10161
1998                                           10618                  11634                  10152                  11109
1999                                           11868                  14611                  12525                  11168
2000                                           12744                  15934                  12191                  11984
2001                                           11650                  11785                   9183                  13729
2002                                           11099                  10064                   7995                  14537
2003                                           13097                  12310                  10200                  15250
2004                                           14347                  13459                  12165                  16093
2005                                           15805                  14868                  14426                  16276

Balanced Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 2.65%
5 Years                                2.93%sec.
Inception*                             4.88%sec.

Balanced Strategy Fund - Class C ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 7.96%
5 Years                                3.37%sec.
Inception*                             4.96%sec.

Balanced Strategy Fund - Class D +
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 8.61%
5 Years                                3.89%sec.
Inception*                             5.42%sec.

Balanced Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 8.77%
5 Years                                4.13%sec.
Inception*                             5.63%sec.

Balanced Strategy Fund - Class S +++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 9.10%
5 Years                                4.40%sec.
Inception*                             5.83%sec.

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.59%
5 Years                                 3.42%sec.
Inception*                              4.64%sec.

Lehman Brothers Aggregate Bond Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.13%
5 Years                                6.31%sec.
Inception*                             6.14%sec.

Russell 1000(R) Index****
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%sec.
Inception*                              4.88%sec.

 22  Balanced Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide above average capital appreciation and a moderate level of current income.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Balanced Strategy Fund Class E, Class D, Class C, Class S and Class A Shares gained 8.77%, 8.61%, 7.96%, 9.10% and 8.91% respectively. Class A Shares do not reflect deduction of initial sales charges. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.13% during the same period. The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

The Fund's 60% allocation to underlying equity mutual funds added to overall returns.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. A small allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns. Finally, a small allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, also boosted the Fund's performance.

In contrast, the Fund's 40% allocation to fixed income underlying funds dampened overall returns. These underlying fixed income funds were affected by the volatility of their asset class, which suffered from rising interest rates and fears of an economic slowdown.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Performance of the underlying equity funds was driven by the strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed, real estate and emerging markets. The U.S. large capitalization, emerging markets and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds provided positive absolute returns; however, these underlying funds underperformed their benchmarks.

The U.S. large capitalization equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

The underlying emerging markets fund performed well through strong country and stock selection, where the money managers capitalized on the strong rallies in energy and other commodity-related stocks.

Money managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

The Fund's allocation to fixed income underlying funds dampened returns, especially relative to other fund of funds with higher allocations to equities. The fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning; however, the core bond managers detracted from returns with poor interest rate forecasting. The fixed income underlying funds provided positive absolute returns and had mixed results relative to their benchmark.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In one of the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

                                                      Balanced Strategy Fund  23

FRANK RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors combined with very strong sell disciplines, which allowed them to take profits at opportune times.

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager due to strong stock selection and exposure to smaller capitalization companies. In contrast, non-U.S. momentum-style money managers struggled, as the market rotated between styles.

In the underlying fixed income funds, Pacific Investment Management Company, LLC (PIMCO) and Delaware Management Company performed well, aided by non-index holdings and their forecast that European interest rates would fall further than U.S. interest rates. Morgan Stanley Investment Management Company, Inc. was rewarded for its duration strategies, which were put in place two years ago. Bear Stearns Asset Management, Inc. contributed modestly to returns by overweighting corporate bonds early in the fiscal period and taking profits as prices rose later in the fiscal period. In contrast, Western Asset Management Company detracted from returns with its yield curve positioning.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Balanced Strategy Fund Class E commenced operations on September 16, 1997.

**    Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

*** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

**** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

+ Balanced Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Balanced Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From January 29, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Balanced Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From September 16, 1997 through January 31, 2000, performance results include shareholder service fees paid by Class E.

# Balanced Strategy Fund Class E performance has been linked with Class A to provide historical perspective. From March 4, 2003 (commencement of sale) through the current period, Class A Shares reflect deduction of initial sales charges.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 24  Balanced Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       990.10      $     1,023.95
Expenses Paid During
Period*                       $         1.25      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,045.70      $     1,020.16
Expenses Paid During
Period*                       $         5.16      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,049.80      $     1,022.68
Expenses Paid During
Period*                       $         2.58      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                      Balanced Strategy Fund  25

FRANK RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,050.10      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,051.20      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 26  Balanced Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
BALANCED STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.8%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 40.0%
Diversified Bond Fund                              29,725,299         692,005
Multistrategy Bond Fund                            67,377,585         696,010
                                                                 ------------
                                                                    1,388,015
                                                                 ------------

Domestic Equities - 40.9%
Diversified Equity Fund                            12,342,074         548,605
Quantitative Equity Fund                           14,365,317         549,904
Real Estate Securities Fund                         3,705,581         174,274
Special Growth Fund                                 2,844,739         149,406
                                                                 ------------
                                                                    1,422,189
                                                                 ------------

International Equities - 18.9%
Emerging Markets Fund                               6,060,314         104,601
International Securities Fund                       8,456,042         552,602
                                                                 ------------
                                                                      657,203
                                                                 ------------

TOTAL INVESTMENTS - 99.8%
(identified cost $3,065,279)                                        3,467,407

OTHER ASSETS AND LIABILITIES,
NET - 0.2%                                                              7,747
                                                                 ------------

NET ASSETS - 100.0%                                                 3,475,154
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        40.0
Domestic Equities                                            40.9
International Equities                                       18.9
                                                  ---------------
Total Investments                                            99.8
Other Assets and Liabilities, Net                             0.2
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                      Balanced Strategy Fund  27

FRANK RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                           LIFEPOINTS(R)
                                         MODERATE STRATEGY       RUSSELL 1000(R)      MERRILL LYNCH 1-2.99     LEHMAN BROTHERS
                                           FUND - CLASS E            INDEX**           YEAR TREASURY****      AGGREGATE BOND***
                                         -----------------       ---------------      --------------------    -----------------
Inception                                      10000                  10000                  10000                  10000
1997                                            9810                   9553                  10060                  10094
1998                                           10585                  11437                  10835                  11036
1999                                           11478                  14363                  11159                  11095
2000                                           12300                  15664                  11837                  11905
2001                                           12030                  11585                  13119                  13638
2002                                           11883                   9893                  13761                  14441
2003                                           13332                  12101                  14038                  15150
2004                                           14245                  13230                  14281                  15987
2005                                           15031                  14615                  14376                  16169

Moderate Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 (0.61)%
5 Years                                 2.88%sec.
Inception*                              4.41%sec.

Moderate Strategy Fund - Class C ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 4.78%
5 Years                                3.32%sec.
Inception*                             4.51%sec.

Moderate Strategy Fund - Class D +
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 5.25%
5 Years                                3.83%sec.
Inception*                             4.93%sec.

Moderate Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 5.52%
5 Years                                4.09%sec.
Inception*                             5.17%sec.

Moderate Strategy Fund - Class S +++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 5.76%
5 Years                                4.34%sec.
Inception*                             5.34%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%sec.
Inception*                              4.88%sec.

Lehman Brothers Aggregate Bond Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.13%
5 Years                                6.31%sec.
Inception*                             6.14%sec.

Merrill Lynch 1-2.99 Years Treasury Index****
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.67%
5 Years                                3.96%sec.
Inception*                             4.60%sec.

 28  Moderate Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide high current income and moderate long term capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Moderate Strategy Fund Class E, Class D, Class C, Class S and Class A Shares gained 5.52%, 5.25%, 4.78%, 5.76% and 5.44%, respectively. Class A Shares do not reflect deduction of initial sales charges. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 0.67% during the same period. The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

The Fund's 60% allocation to fixed income underlying funds dampened overall returns. These underlying funds were affected by the volatility of their asset class, which suffered from rising interest rates and fears of an economic slowdown.

The Fund's 40% allocation to large and small capitalization U.S. stocks contributed positively to Fund performance.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. A small allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's allocation to fixed income underlying funds slightly dampened returns, especially relative to other funds of funds with higher allocations to equities. Fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning; however, the core bond money managers detracted from returns with poor interest rate forecasting. The fixed income underlying funds provided positive absolute returns but underperformed their benchmark.

Performance of the underlying equity funds was driven by strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed and real estate markets. The U.S. large capitalization and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds also provided strong absolute returns; however, these underlying funds underperformed their benchmarks.

In the large capitalization U.S. equity underlying funds benefited from a return to favor of companies with above average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

Managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In both the short duration and fixed income underlying funds, Pacific Investment Management Company, LLC (PIMCO) performed well, aided by its non-index holdings. In short duration bonds, these non-index holdings included emerging market debt and mortgage-backed securities; in fixed income bonds PIMCO capitalized on its forecast that European interest rates would fall further than U.S. interest rates. In the underlying short duration bond fund, Merganser Capital Management, L.P. added to returns through allocations to non-Treasury sectors. STW Fixed Income Management added modest value, yet lagged peers by not investing in the better-performing mortgages, non-dollar and high yield strategies. In fixed income bonds, Bear Stearns Asset Management, Inc. contributed to returns by initially overweighting corporate bonds and taking profits as prices rose later in the fiscal period. In contrast, Western Asset Management Company detracted from returns with its yield curve positioning.

In one of the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and

                                                      Moderate Strategy Fund  29

FRANK RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager. In contrast, non-U.S. momentum-style money managers struggled as the market rotated between styles.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------
*     Moderate Strategy Fund Class E commenced operations on October 2, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

*** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

**** Merrill Lynch 1-2.99 Year Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

+ Moderate Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Moderate Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From February 11, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Moderate Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From October 2, 1997 through February 1, 2000, performance results include shareholder service fees paid by Class E.

# Moderate Strategy Fund Class E performance has been linked with Class A to provide historical perspective. From March 5, 2003 (commencement of sale) through the current period, Class A Shares reflect deduction of initial sales charges.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 30  Moderate Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       974.10      $     1,023.95
Expenses Paid During
Period*                       $         1.24      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,029.40      $     1,020.16
Expenses Paid During
Period*                       $         5.12      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,030.70      $     1,022.68
Expenses Paid During
Period*                       $         2.56      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                      Moderate Strategy Fund  31

FRANK RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,033.00      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,033.20      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 32  Moderate Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
MODERATE STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.9%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 59.6%
Diversified Bond Fund                              10,296,875         239,711
Short Duration Bond Fund                           15,616,391         291,558
                                                                 ------------
                                                                      531,269
                                                                 ------------

Domestic Equities - 29.3%
Diversified Equity Fund                             2,201,955          97,877
Quantitative Equity Fund                            2,564,997          98,188
Real Estate Securities Fund                           769,586          36,194
Special Growth Fund                                   557,736          29,292
                                                                 ------------
                                                                      261,551
                                                                 ------------

International Equities - 11.0%
International Securities Fund                       1,500,289          98,044
                                                                 ------------

TOTAL INVESTMENTS - 99.9%
(identified cost $820,396)                                            890,864

OTHER ASSETS AND LIABILITIES,
NET - 0.1%                                                                996
                                                                 ------------

NET ASSETS - 100.0%                                                   891,860
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        59.6
Domestic Equities                                            29.3
International Equities                                       11.0
                                                  ---------------
Total Investments                                            99.9
Other Assets and Liabilities, Net                             0.1
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                      Moderate Strategy Fund  33

FRANK RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(PERFORMANCE LINE GRAPH)

                                               LIFEPOINTS(R) CONSERVATIVE   MERRILL LYNCH 1-2.99 YEAR        LEHMAN BROTHERS
                                                STRATEGY FUND - CLASS E            TREASURY**               AGGREGATE BOND***
                                               --------------------------   -------------------------       -----------------
Inception                                                10000                        10000                       10000
1998                                                     10686                        10774                       10947
1999                                                     11256                        11097                       11006
2000                                                     12032                        11770                       11809
2001                                                     12539                        13045                       13529
2002                                                     12763                        13684                       14325
2003                                                     13699                        13959                       15028
2004                                                     14326                        14200                       15859
2005                                                     14728                        14295                       16039

Conservative Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 (3.17)%
5 Year                                  2.89%sec.
Inception*                              4.19%sec.

Conservative Strategy Fund - Class C ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.99%
5 Year                                 3.36%sec.
Inception*                             4.28%sec.

Conservative Strategy Fund - Class D +
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 2.55%
5 Year                                 3.90%sec.
Inception*                             4.72%sec.

Conservative Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 2.81%
5 Year                                 4.13%sec.
Inception*                             4.97%sec.

Conservative Strategy Fund - Class S +++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 3.06%
5 Year                                 4.39%sec.
Inception*                             5.17%sec.

Merrill Lynch 1-2.99 Years Treasury Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.67%
5 Year                                 3.96%sec.
Inception*                             4.56%sec.

Lehman Brothers Aggregate Bond Index***
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.13%
5 Year                                 6.31%sec.
Inception*                             6.07%sec.

 34  Conservative Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide high current income and low long term capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Conservative Strategy Fund Class E, Class D, Class C and Class S Shares gained 2.81%, 2.55%, 1.99%, 3.06% and 2.74%, respectively. Class A Shares do not reflect deduction of initial sales charges. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 0.67% during the same period. The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests. The Fund performed well relative to its asset classes, yet its large allocation to fixed income underlying funds, including a short-duration underlying fund, held returns low relative to funds with higher allocations to equity underlying funds. The fixed income underlying funds were affected by the volatility of their asset class, which suffered from rising interest rates and fears of an economic slowdown. The Fund's 20% allocation to underlying equity mutual funds, however, supported returns.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. A small allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's allocation to fixed income underlying funds slightly dampened returns, especially relative to other funds of funds with higher allocations to equities. Fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning; however, the core bond money managers detracted from returns with poor interest rate forecasting. The fixed income underlying funds provided positive absolute returns but underperformed their benchmark.

Performance of the underlying equity funds was driven by strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed and real estate markets. The U.S. large capitalization and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The non U.S. underlying fund provided strong absolute returns; however, this underlying fund underperformed its benchmark.

The U.S. large capitalization equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In both the short duration and fixed income underlying funds, Pacific Investment Management Company, LLC (PIMCO) performed well, aided by its non-index holdings. In short duration bonds, these non-index holdings included emerging market debt and mortgage-backed securities. In fixed income bonds, PIMCO capitalized on its forecast that European interest rates would fall further than U.S. interest rates. In the underlying short duration bond fund, Merganser Capital Management, L.P. added to returns through allocations to non-Treasury sectors. STW Fixed Income Management added modest value, yet lagged peers by not investing in the better-performing mortgages, non-dollar and high yield strategies. In fixed income bonds, Bear Stearns Asset Management, Inc. contributed to returns by initially overweighting corporate bonds and taking profits as prices rose later in the fiscal period. In contrast, Western Asset Management Company detracted from returns with its yield curve positioning.

In the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

                                                  Conservative Strategy Fund  35

FRANK RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager. In contrast, non-U.S. momentum-style money managers struggled as the market rotated between styles.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------
*     Conservative Strategy Fund Class E commenced operations on November 7,
      1997.

** Merrill Lynch 1-2.99 Year Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

*** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
+ Conservative Strategy Fund Class E performance has been linked with Class D to provide historical perspective. From March 24, 1998 (commencement of sale) through the current period, Class D paid shareholder servicing and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++ Conservative Strategy Fund Class E and Class D performance has been linked with Class C to provide historical perspective. From February 11, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

+++ Conservative Strategy Fund Class E performance has been linked with Class S to provide historical perspective. From November 7, 1997 through February 14, 2000, performance results include shareholder service fees paid by Class E.

# Conservative Strategy Fund Class E performance has been linked with Class A to provide historical perspective. From March 3, 2003 (commencement of sale) through the current period, Class A Shares reflect deduction of initial sales charges.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 36  Conservative Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       957.80      $     1,023.95
Expenses Paid During
Period*                       $         1.23      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,012.70      $     1,020.16
Expenses Paid During
Period*                       $         5.07      $         5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,015.10      $     1,022.68
Expenses Paid During
Period*                       $         2.54      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  Conservative Strategy Fund  37

FRANK RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,017.30      $     1,023.95
Expenses Paid During
Period*                       $         1.27      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,018.50      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

 38  Conservative Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
CONSERVATIVE STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 99.7%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 79.7%
Diversified Bond Fund                               4,912,270         114,357
Short Duration Bond Fund                           16,061,903         299,876
                                                                 ------------
                                                                      414,233
                                                                 ------------

Domestic Equities - 17.0%
Diversified Equity Fund                               814,516          36,205
Quantitative Equity Fund                              948,220          36,298
Real Estate Securities Fund                           335,476          15,778
                                                                 ------------
                                                                       88,281
                                                                 ------------

International Equities - 3.0%
International Securities Fund                         238,830          15,607
                                                                 ------------

TOTAL INVESTMENTS - 99.7%
(identified cost $493,025)                                            518,121

OTHER ASSETS AND LIABILITIES,
NET - 0.3%                                                              1,341
                                                                 ------------

NET ASSETS - 100.0%                                                   519,462
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        79.7
Domestic Equities                                            17.0
International Equities                                        3.0
                                                  ---------------
Total Investments                                            99.7
Other Assets and Liabilities, Net                             0.3
                                                  ---------------

                                                            100.0
                                                  ===============

  See accompanying notes which are an integral part of the financial statements.

                                                  Conservative Strategy Fund  39

FRANK RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                            LIFEPOINTS(R) 2010 STRATEGY FUND -    LEHMAN BROTHERS AGGREGATE BOND
                                                                         CLASS E                                **
                                                            ----------------------------------    ------------------------------
Inception*                                                               10000.00                            10000.00
2005                                                                     10196.00                            10102.00

2010 Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                             (4.61)%

2010 Strategy Fund - Class D
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              1.79%

2010 Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              1.96%

2010 Strategy Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.25%

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              1.02%

 40  2010 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the period January 1, 2005 to October 31, 2005, the 2010 Strategy Fund Class E, Class D and Class S Shares gained 1.96%, 1.79% and 2.25%, respectively. Class E, Class D and Class S Shares commenced operation on January 1, 2005. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.02% during the same period.

For the period September 1, 2005 to October 31, 2005 the 2010 Strategy Fund Class A Shares lost 1.01%. Class A Shares do not reflect deduction of initial sales charges. Class A Shares commenced operation on September 1, 2005. This compared to the Lehman Brothers Aggregate Bond Index, which lost 1.81% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

A greater-than-50% allocation to both short-duration and fixed income underlying funds dampened the Fund's overall returns in the fiscal year. These underlying fixed income funds were affected by the volatility of their asset class, which suffered from rising interest rates and fears of an economic slowdown. The Fund's greater-than-40% allocation to underlying equity funds supported performance. Within the equity component, 32% was allocated to U.S. large, medium and small capitalization underlying funds and real estate underlying funds, while 13% was allocated to non-U.S. and emerging market underlying funds.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. A small allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns. Finally, a small allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, also boosted the Fund's performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's allocation to fixed income underlying funds slightly dampened returns, especially relative to other funds of funds with higher allocations to equities. Fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning; however, the core bond money managers detracted from returns with poor interest rate forecasting. The fixed income underlying funds provided positive absolute returns and had mixed results relative to their benchmark.

Performance of the underlying equity funds was driven by the strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed, real estate and emerging markets. The U.S. large capitalization, emerging markets and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds also provided positive absolute returns; however, these underlying funds underperformed their benchmarks.

The U.S. large capitalization equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

The underlying emerging markets fund performed well through strong country and stock selection, where the money managers capitalized on the strong rallies in energy and other commodity-related stocks.

Money managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In both the short duration and fixed income underlying funds, Pacific Investment Management Company, LLC (PIMCO) performed well, aided by its non-index holdings. In short duration bonds, these non-index holdings included emerging market debt and mortgage-backed securities. In fixed income bonds, PIMCO capitalized on its forecast that European interest rates would fall further than U.S. interest rates. In the

                                                          2010 Strategy Fund  41

FRANK RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

underlying short duration bond fund, Merganser Capital Management, L.P. added to returns through allocations to non-Treasury sectors. STW Fixed Income Management added modest value, yet lagged peers by not investing in the better-performing mortgages, non-dollar and high yield strategies. In fixed income bonds, Bear Stearns Asset Management, Inc. contributed to returns by initially overweighting corporate bonds and taking profits as prices rose later in the fiscal period. In contrast, Western Asset Management Company detracted from returns with its yield curve positioning.

In one of the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors, combined with very strong sell disciplines, which allowed them to take profits at opportune times.

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager. In contrast, non-U.S. momentum-style money managers struggled as the market rotated between styles.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------
*     The Fund commenced operations on January 1, 2005.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

# 2010 Strategy Fund Class E performance has been linked with Class A to provide historical perspective. Class A Shares reflect deduction of initial sales charges.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 42  2010 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for Class D, Class E and Class S is from May 1, 2005 to October 31, 2005. Class A is based on a time period from September 1, 2005 (date of inception) to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
September 1, 2005             $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       933.20      $     1,007.94
Expenses Paid During
Period*                       $         0.41      $         0.42

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,035.20      $     1,022.68
Expenses Paid During
Period*                       $         2.56      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,036.30      $     1,023.95
Expenses Paid During
Period*                       $         1.28      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,038.70      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2010 Strategy Fund  43

FRANK RUSSELL INVESTMENT COMPANY
2010 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 100.1%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 54.9%
Diversified Bond Fund                                  52,037           1,211
Multistrategy Bond Fund                                23,230             240
Short Duration Bond Fund                               63,453           1,185
                                                                 ------------
                                                                        2,636
                                                                 ------------

Domestic Equities - 32.3%
Diversified Equity Fund                                13,285             591
Quantitative Equity Fund                               15,475             592
Real Estate Securities Fund                             4,433             209
Special Growth Fund                                     2,994             157
                                                                 ------------
                                                                        1,549
                                                                 ------------

International Equities - 12.9%
Emerging Markets Fund                                   2,094              36
International Securities Fund                           8,952             585
                                                                 ------------
                                                                          621
                                                                 ------------

TOTAL INVESTMENTS - 100.1%
(identified cost $4,799)                                                4,806

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                               (5)
                                                                 ------------

NET ASSETS - 100.0%                                                     4,801
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        54.9
Domestic Equities                                            32.3
International Equities                                       12.9
                                                  ---------------
Total Investments                                           100.1
Other Assets and Liabilities, Net                            (0.1)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 44  2010 Strategy Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                            LIFEPOINTS(R) 2040 STRATEGY FUND -    LEHMAN BROTHERS AGGREGATE BOND
                                                                         CLASS E                                **
                                                            ----------------------------------    ------------------------------
Inception*                                                               10000.00                            10000.00
2005                                                                     10252.00                            10102.00

2020 Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                             (3.98)%

2020 Strategy Fund - Class D
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.23%

2020 Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.52%

2020 Strategy Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.71%

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              1.02%

 46  2020 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the period January 1, 2005 to October 31, 2005, the 2020 Strategy Fund Class E, Class D and Class S Shares gained 2.52%, 2.23% and 2.71%, respectively. Class E, Class D and Class S Shares commenced operation on January 1, 2005. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.02% during the same period.

For the period September 1, 2005 to October 31, 2005 the 2020 Strategy Fund Class A Shares lost 1.02%. Class A Shares do not reflect deduction of initial sales charges. Class A Shares commenced operation on September 1, 2005. This compared to the Lehman Brothers Aggregate Bond Index, which lost 1.81% during the same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

A 45% allocation to both short-duration and fixed income underlying funds dampened the Fund's overall returns in the fiscal year. These underlying fixed income funds were affected by the volatility of their asset class, which suffered from rising interest rates and fears of an economic slowdown. The Fund's 55% allocation to underlying equity funds supported performance. Within the equity component, 38% was allocated to U.S. large, medium and small capitalization underlying funds and real estate underlying funds, while 17% was allocated to non-U.S. and emerging market underlying funds.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. A small allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns. Finally, a small allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, also boosted the Fund's performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's allocation to fixed income underlying funds slightly dampened returns, especially relative to other funds of funds with higher allocations to equities. Fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning; however, the core bond money managers detracted from returns with poor interest rate forecasting. The fixed income underlying funds provided positive absolute returns and had mixed results relative to their benchmark.

Performance of the underlying equity funds was driven by the strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed, real estate and emerging markets. The U.S. large capitalization, emerging markets and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds also provided positive absolute returns; however, these underlying funds underperformed their benchmarks.

The large capitalization U.S. equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

The underlying emerging markets fund performed well through strong country and stock selection, where the money managers capitalized on the strong rallies in energy and other commodity-related stocks.

Money managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In both the short duration and fixed income underlying funds, Pacific Investment Management Company, LLC (PIMCO) performed well, aided by its non-index holdings. In short duration bonds, these non-index holdings included emerging market debt and mortgage-backed securities. In fixed income bonds, PIMCO capitalized on its forecast that European interest rates would fall further than U.S. interest rates. In the underlying short duration bond fund, Merganser Capital Management, L.P. added to returns through allocations to non-Treasury sectors. STW Fixed Income Management added

                                                          2020 Strategy Fund  47

FRANK RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

modest value, yet lagged peers by not investing in the better-performing mortgages, non-dollar and high yield strategies. In fixed income bonds, Bear Stearns Asset Management, Inc. contributed to returns by initially overweighting corporate bonds and taking profits as prices rose later in the fiscal period. In contrast, Western Asset Management Company detracted from returns with its yield curve positioning.

In one of the large capitalization U.S. equity underlying fund, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors, combined with very strong sell disciplines, which allowed them to take profits at opportune times.

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager. In contrast, non-U.S. momentum-style money managers struggled as the market rotated between styles.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------
*     The Fund commenced operations on January 1, 2005.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

# 2020 Strategy Fund Class E performance has been linked with Class A to provide historical perspective. Class A Shares reflect deduction of initial sales charges.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 48  2020 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for Class D, Class E and Class S is from May 1, 2005 to October 31, 2005. Class A is based on a time period from September 1, 2005 (date of inception) to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
September 1, 2005             $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       932.70      $     1,007.94
Expenses Paid During
Period*                       $         0.41      $         0.42

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,043.50      $     1,022.68
Expenses Paid During
Period*                       $         2.58      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,045.70      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,047.00      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2020 Strategy Fund  49

FRANK RUSSELL INVESTMENT COMPANY
2020 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 100.1%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 45.1%
Diversified Bond Fund                                  43,021           1,001
Multistrategy Bond Fund                                66,876             691
Short Duration Bond Fund                               20,293             379
                                                                 ------------
                                                                        2,071
                                                                 ------------

Domestic Equities - 38.0%
Diversified Equity Fund                                15,183             675
Quantitative Equity Fund                               17,647             676
Real Estate Securities Fund                             4,688             220
Special Growth Fund                                     3,281             172
                                                                 ------------
                                                                        1,743
                                                                 ------------

International Equities - 17.0%
Emerging Markets Fund                                   6,010             104
International Securities Fund                          10,307             674
                                                                 ------------
                                                                          778
                                                                 ------------

TOTAL INVESTMENTS - 100.1%
(identified cost $4,549)                                                4,592

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                               (5)
                                                                 ------------

NET ASSETS - 100.0%                                                     4,587
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        45.1
Domestic Equities                                            38.0
International Equities                                       17.0
                                                  ---------------
Total Investments                                           100.1
Other Assets and Liabilities, Net                            (0.1)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 50  2020 Strategy Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                            LIFEPOINTS(R) 2030 STRATEGY FUND -
                                                                         CLASS E                     RUSSELL 1000(R) INDEX **
                                                            ----------------------------------       ------------------------
Inception*                                                               10000.00                            10000.00
2005                                                                     10296.00                            10223.00

2030 Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                             (3.60)%

2030 Strategy Fund - Class D
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.69%

2030 Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.96%

2030 Strategy Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              3.15%

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.23%

 52  2030 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the period January 1, 2005 to October 31, 2005, the 2030 Strategy Fund Class E, Class D and Class S Shares gained 2.96%, 2.69% and 3.15%, respectively. Class E, Class D and Class S Shares commenced operation on January 1, 2005. This compared to the Russell 1000(R) Index, which gained 2.23% during the same period.

For the period September 1, 2005 to October 31, 2005 the 2030 Strategy Fund Class A Shares lost 1.01%. Class A Shares do not reflect deduction of initial sales charges. Class A Shares commenced operation on September 1, 2005. This compared to the Russell 1000(R) Index, which lost 0.84% during that same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

A 64% allocation to underlying equity funds supported the Fund's performance in the fiscal year. Within the equity component, just over 44% was allocated to U.S. large, medium and small capitalization underlying funds and real estate underlying funds, while almost 20% was allocated to non-U.S. and emerging markets underlying funds.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. A small allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns. Finally, a small allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, also boosted the Fund's performance.

In contrast, the Fund's 36% allocation to fixed income underlying funds dampened overall returns. These underlying fixed income funds were affected by the volatility of their asset class, which suffered from rising interest rates and fears of an economic slowdown.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Performance of the underlying equity funds was driven by the strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed, real estate and emerging markets. The U.S. large capitalization, emerging markets and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds provided positive absolute returns; however, these underlying funds underperformed their benchmarks.

The U.S. large capitalization equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

The underlying emerging markets fund performed well through strong country and stock selection, where the money managers capitalized on the strong rallies in energy and other commodity-related stocks.

Money managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

The Fund's allocation to fixed income underlying funds dampened returns, especially relative to other fund of funds with higher allocations to equities. Fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning; however, the core bond managers detracted from returns with poor interest rate forecasting. The fixed income underlying funds provided positive absolute returns and had mixed results relative to their benchmark.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In one of the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings.

                                                          2030 Strategy Fund  53

FRANK RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Market-oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors, combined with very strong sell disciplines, which allowed them to take profits at opportune times.

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager due to strong stock selection and exposure to smaller capitalization companies. In contrast, non-U.S. momentum-style money managers struggled as the market rotated between styles.

In the underlying fixed income funds, Pacific Investment Management Company, LLC and Delaware Management Company performed well, aided by non-index holdings and their forecast that European interest rates would fall further than U.S. interest rates. Morgan Stanley Investment Management Company, Inc. was rewarded for its duration strategies, which were put in place two years ago. Bear Stearns Asset Management, Inc. contributed modestly to returns by overweighting corporate bonds early in the fiscal period and taking profits as prices rose later in the fiscal period. In contrast, Western Asset Management Company detracted from returns with its yield curve positioning.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund of fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------
*     The Fund commenced operations on January 1, 2005.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

# 2030 Strategy Fund Class E performance has been linked with Class A to provide historical perspective. Class A Shares reflect deduction of initial sales charges.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 54  2030 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for Class D, Class E and Class S is from May 1, 2005 to October 31, 2005. Class A is based on a time period from September 1, 2005 (date of inception) to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
September 1, 2005             $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       933.00      $     1,007.94
Expenses Paid During
Period*                       $         0.41      $         0.42

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,051.90      $     1,022.68
Expenses Paid During
Period*                       $         2.59      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,054.00      $     1,023.95
Expenses Paid During
Period*                       $         1.29      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,055.30      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2030 Strategy Fund  55

FRANK RUSSELL INVESTMENT COMPANY
2030 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 100.1%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 36.1%
Diversified Bond Fund                                  30,979             721
Multistrategy Bond Fund                                87,286             902
                                                                 ------------
                                                                        1,623
                                                                 ------------

Domestic Equities - 44.3%
Diversified Equity Fund                                17,614             783
Quantitative Equity Fund                               20,520             785
Real Estate Securities Fund                             5,062             238
Special Growth Fund                                     3,609             190
                                                                 ------------
                                                                        1,996
                                                                 ------------

International Equities - 19.7%
Emerging Markets Fund                                   8,387             145
International Securities Fund                          11,372             743
                                                                 ------------
                                                                          888
                                                                 ------------

TOTAL INVESTMENTS - 100.1%
(identified cost $4,461)                                                4,507

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                               (5)
                                                                 ------------

NET ASSETS - 100.0%                                                     4,502
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        36.1
Domestic Equities                                            44.3
International Equities                                       19.7
                                                  ---------------
Total Investments                                           100.1
Other Assets and Liabilities, Net                            (0.1)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 56  2030 Strategy Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

[PERFORMANCE LINE GRAPH]

                                                            LIFEPOINTS(R) 2040 STRATEGY FUND -
                                                                         CLASS E                     RUSSELL 1000(R) INDEX **
                                                            ----------------------------------       ------------------------
Inception*                                                               10000.00                            10000.00
2005                                                                     10320.00                            10223.00

2040 Strategy Fund - Class A #
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                             (3.33)%

2040 Strategy Fund - Class D
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              3.03%

2040 Strategy Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              3.20%

2040 Strategy Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              3.39%

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
Inception*                              2.23%

 58  2040 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the period January 1, 2005 to October 31, 2005, the 2040 Strategy Fund Class E, Class D and Class S Shares gained 3.20%, 3.03% and 3.39%, respectively. Class E, Class D and Class S Shares commenced operation on January 1, 2005. This compared to the Russell 1000(R) Index, which gained 2.23% during the same period.

For the period September 1, 2005 to October 31, 2005 the 2040 Strategy Fund Class A Shares lost 0.95%. Class A Shares do not reflect deduction of initial sales charges. Class A Shares commenced operation on September 1, 2005. This compared to the Russell 1000(R) Index, which lost 0.84% during that same period.

The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund is a fund of funds and its performance is based on the performance of the underlying mutual funds in which it invests.

A 72% allocation to underlying equity funds supported the Fund's performance in the fiscal year. Within the equity component, over 50% was allocated to U.S. large, medium and small capitalization underlying funds and real estate underlying funds, while just over 21% was allocated to non-U.S. and emerging markets underlying funds.

Large capitalization U.S. equities participated in the rising market that favored the energy sector and companies with above-average forecasted growth and lower dividend yields. Value stocks continued to lead the small capitalization U.S. equity market. Small capitalization U.S. stocks outperformed large capitalization U.S. stocks. A small allocation to an underlying fund investing in the strong real estate market provided further support to the Fund's performance. The underlying non-U.S. equity fund slightly lagged its benchmark. Nevertheless, the Fund's allocation to this asset class added positively to overall returns. Finally, a small allocation to an emerging markets underlying fund, the best performing asset class to which the Fund allocated assets, also boosted the Fund's performance.

In contrast, the Fund's 28% allocation to fixed income underlying funds dampened overall returns. These underlying fixed income funds were affected by the volatility of their asset class, which suffered from rising interest rates and fears of an economic slowdown.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Performance of the underlying equity funds was driven by the strong returns in the U.S. equity, both small and large capitalization stocks, non-U.S. developed, real estate and emerging markets. The U.S. large capitalization, emerging markets and real estate underlying funds each provided positive absolute returns and outperformed their benchmarks. The U.S. small and medium capitalization and non-U.S. underlying funds also provided positive absolute returns; however, these underlying funds underperformed their benchmarks.

The U.S. large capitalization equity underlying funds benefited from a return to favor of companies with above-average forecasted growth and lower dividend yields. In addition, exposure to energy stocks and strong stock selection across most sectors boosted the large capitalization segment of the Fund's U.S. equity component.

The real estate underlying fund outperformed its benchmark through its focus on sectors that benefited from steady supply and demand.

The underlying emerging markets fund performed well through strong country and stock selection, where the money managers capitalized on the strong rallies in energy and other commodity-related stocks.

Money managers in the small and medium capitalization U.S. equity underlying fund underperformed the benchmark due mostly to unrewarded stock selections.

The Fund's allocation to fixed income underlying funds also dampened returns, especially relative to other fund of funds with higher allocations to equities. Fixed income money managers held their performance steady through exposure to non-Treasury investments and short duration positioning; however, the core bond managers detracted from returns with poor interest rate forecasting. The fixed income underlying funds provided positive absolute returns and had mixed results relative to their benchmark.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

In one of the large capitalization U.S. equity underlying funds, growth money managers Turner Investment Partners, Inc. and Marsico Capital Management, LLC posted strong returns by focusing on companies with above-average growth rates. Value money managers, particularly Institutional Capital Corporation, fully participated in the energy stock rally and added value through emphasizing companies with stable earnings. Market-

                                                          2040 Strategy Fund  59

FRANK RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

oriented money managers outpaced their benchmark by emphasizing positive price momentum and companies with positive earnings.

In the other large capitalization equity underlying fund, the money managers' focus on positive price momentum and positive earnings surprises and revisions was positively rewarded by the market. This focus and strong stock selection contributed positively to this underlying fund's performance.

Money managers in the underlying real estate fund added to returns through stock selection in the office, regional malls and shopping sectors.

Money managers in the underlying emerging markets fund benefited from exposure to the leading sectors, combined with very strong sell disciplines, which allowed them to take profits at opportune times.

Money managers in the small and medium capitalization underlying fund struggled with stock selection and low exposure to the few sectors that drove returns.

Value money managers in the non-U.S. underlying fund generally performed better than growth money managers, though aggressive growth manager Axiom International Investors, LLC was the non-U.S. underlying fund's strongest manager due to strong stock selection and exposure to smaller capitalization companies. In contrast, non-U.S. momentum-style money managers struggled as the market rotated between styles.

In the underlying fixed income funds, Pacific Investment Management Company, LLC (PIMCO) and Delaware Management Company performed well, aided by non-index holdings and their forecast that European interest rates would fall further than U.S. interest rates. Morgan Stanley Investment Management Company, Inc. was rewarded for its duration strategies, which were put in place two years ago. Bear Stearns Asset Management, Inc. contributed modestly to returns by overweighting corporate bonds early in the fiscal period and taking profits as prices rose later in the fiscal period. In contrast, Western Asset Management Company detracted from returns with its yield curve positioning.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR ALLOCATION TO THE UNDERLYING FUNDS.

No changes were made in structure or underlying fund allocations at the fund-of-fund level.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------
*     The Fund commenced operations on January 1, 2005.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

# 2040 Strategy Fund Class E performance has been linked with Class A to provide historical perspective. Class A Shares reflect deduction of initial sales charges.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 60  2040 Strategy Fund

FRANK RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for Class D, Class E and Class S is from May 1, 2005 to October 31, 2005. Class A is based on a time period from September 1, 2005 (date of inception) to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
September 1, 2005             $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       933.70      $     1,007.94
Expenses Paid During
Period*                       $         0.41      $         0.42

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period since inception). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS D                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,059.20      $     1,022.68
Expenses Paid During
Period*                       $         2.60      $         2.55

* Expenses are equal to the Fund's annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,060.30      $     1,023.95
Expenses Paid During
Period*                       $         1.30      $         1.28

* Expenses are equal to the Fund's annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,061.70      $     1,025.21
Expenses Paid During
Period*                       $         0.00      $         0.00

* Expenses are equal to the Fund's annualized expense ratio of 0.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          2040 Strategy Fund  61

FRANK RUSSELL INVESTMENT COMPANY
2040 STRATEGY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
INVESTMENTS - 100.1%
Other Frank Russell Investment Company Series
   Mutual Funds - Class S Shares

Bonds - 28.1%
Diversified Bond Fund                                  16,390             381
Multistrategy Bond Fund                                92,358             954
                                                                 ------------
                                                                        1,335
                                                                 ------------

Domestic Equities - 50.7%
Diversified Equity Fund                                21,592             960
Quantitative Equity Fund                               25,143             963
Real Estate Securities Fund                             5,751             270
Special Growth Fund                                     4,178             219
                                                                 ------------
                                                                        2,412
                                                                 ------------

International Equities - 21.3%
Emerging Markets Fund                                   9,982             172
International Securities Fund                          12,907             844
                                                                 ------------
                                                                        1,016
                                                                 ------------

TOTAL INVESTMENTS - 100.1%
(identified cost $4,703)                                                4,763

OTHER ASSETS AND LIABILITIES,
NET - (0.1%)                                                               (4)
                                                                 ------------

NET ASSETS - 100.0%                                                     4,759
                                                                 ============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Bonds                                                        28.1
Domestic Equities                                            50.7
International Equities                                       21.3
                                                  ---------------
Total Investments                                           100.1
Other Assets and Liabilities, Net                            (0.1)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 62  2040 Strategy Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                         EQUITY AGGRESSIVE     AGGRESSIVE STRATEGY     BALANCED STRATEGY      MODERATE STRATEGY
AMOUNTS IN THOUSANDS                       STRATEGY FUND              FUND                   FUND                    FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost         $           826,341    $         1,964,959    $         3,065,279    $            820,396
---------------------------------------------------------------------------------------------------------------------------------
Investments, at market                            1,010,044              2,252,337              3,467,407                 890,864
Receivables:
      Investments sold                                   --                     --                     --                      --
      Fund shares sold                                4,742                  9,472                 13,845                   2,538
      From adviser                                      146                    303                    484                     135
Prepaid expenses                                          9                     25                     23                       4
                                        -------------------    -------------------    -------------------    --------------------
Total assets                                      1,014,941              2,262,137              3,481,759                 893,541
                                        -------------------    -------------------    -------------------    --------------------

LIABILITIES
Payables:
      Due to adviser                                     --                     --                     --                      --
      Investments purchased                             558                  2,012                  1,566                      26
      Fund shares redeemed                              978                  1,397                  3,472                   1,257
      Accrued fees to affiliates                        452                    953                  1,502                     370
      Other accrued expenses                             30                     46                     65                      28
                                        -------------------    -------------------    -------------------    --------------------
Total liabilities                                     2,018                  4,408                  6,605                   1,681
                                        -------------------    -------------------    -------------------    --------------------

NET ASSETS                              $         1,012,923    $         2,257,729    $         3,475,154    $            891,860
                                        ===================    ===================    ===================    ====================
Net Assets Consist of:
Accumulated net realized gain (loss)    $           (47,079)   $           (18,260)   $           (39,200)   $             (5,273)
Unrealized appreciation
   (depreciation) on investments                    183,703                287,378                402,128                  70,468
Shares of beneficial interest                           972                  2,070                  3,162                     824
Additional paid-in capital                          875,327              1,986,541              3,109,064                 825,841
                                        -------------------    -------------------    -------------------    --------------------
NET ASSETS                              $         1,012,923    $         2,257,729    $         3,475,154    $            891,860
                                        ===================    ===================    ===================    ====================

See accompanying notes which are an integral part of the financial statements.

 64  Statement of Assets and Liabilities

    CONSERVATIVE STRATEGY    2010 STRATEGY     2020 STRATEGY     2030 STRATEGY     2040 STRATEGY
            FUND                  FUND              FUND              FUND              FUND
-------------------------------------------------------------------------------------------------
       $      493,025        $        4,799    $        4,549    $        4,461    $        4,703
-------------------------------------------------------------------------------------------------
              518,121                 4,806             4,592             4,507             4,763
                  590                    --                --                --                --
                1,870                    --                 1                --                 1
                   87                    --                --                --                --
                    5                    35                33                33                33
       --------------        --------------    --------------    --------------    --------------
              520,673                 4,841             4,626             4,540             4,797
       --------------        --------------    --------------    --------------    --------------

                   --                    17                16                15                16
                   --                    --                 1                --                 1
                  978                    --                --                --                --
                  210                     1                 1                 1                 1
                   23                    22                21                22                20
       --------------        --------------    --------------    --------------    --------------
                1,211                    40                39                38                38
       --------------        --------------    --------------    --------------    --------------

       $      519,462        $        4,801    $        4,587    $        4,502    $        4,759
       ==============        ==============    ==============    ==============    ==============
       $          (22)       $           --    $            1    $           --    $           --
               25,096                     7                43                46                60
                  486                     5                 5                 4                 5
              493,902                 4,789             4,538             4,452             4,694
       --------------        --------------    --------------    --------------    --------------
       $      519,462        $        4,801    $        4,587    $        4,502    $        4,759
       ==============        ==============    ==============    ==============    ==============

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Assets and Liabilities  65

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2005

                                            EQUITY AGGRESSIVE    AGGRESSIVE STRATEGY    BALANCED STRATEGY     MODERATE STRATEGY
                                              STRATEGY FUND             FUND                  FUND                   FUND
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption
   price per share:
   Net asset value per share: Class A*     $             10.63   $             10.90   $             10.99   $              10.81
   Maximum offering price per share (Net
      asset value plus sales charge of
      5.75%): Class A                      $             11.28   $             11.56   $             11.66   $              11.47
      Class A -- Net assets                $        94,182,032   $       365,023,662   $       593,609,181   $        121,343,359
      Class A -- Shares outstanding
         ($.01 par value)                            8,858,525            33,482,155            54,033,229             11,224,021
   Net asset value per share: Class C*     $             10.20   $             10.84   $             10.93   $              10.77
      Class C -- Net assets                $       284,151,912   $       572,129,132   $       964,202,684   $        183,445,265
      Class C -- Shares outstanding
         ($.01 par value)                           27,852,703            52,799,659            88,198,576             17,036,823
   Net asset value per share: Class D*     $             10.46   $             10.93   $             11.01   $              10.84
      Class D -- Net assets                $       308,387,735   $       616,938,635   $       892,607,006   $        309,823,394
      Class D -- Shares outstanding
         ($.01 par value)                           29,493,412            56,427,348            81,100,495             28,572,985
   Net asset value per share: Class E*     $             10.46   $             10.91   $             11.00   $              10.82
      Class E -- Net assets                $       192,257,930   $       394,842,579   $       506,587,084   $        164,151,101
      Class E -- Shares outstanding
         ($.01 par value)                           18,375,332            36,176,163            46,033,091             15,175,856
   Net asset value per share: Class S*     $             10.59   $             10.97   $             11.05   $              10.84
      Class S -- Net assets                $       133,943,234   $       308,795,409   $       518,148,293   $        113,096,422
      Class S -- Shares outstanding
         ($.01 par value)                           12,646,383            28,158,964            46,883,502             10,428,795
*  Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

 66  Statement of Assets and Liabilities

    CONSERVATIVE STRATEGY    2010 STRATEGY     2020 STRATEGY     2030 STRATEGY     2040 STRATEGY
            FUND                  FUND              FUND              FUND              FUND
-------------------------------------------------------------------------------------------------
       $        10.66        $        10.06    $        10.14    $        10.19    $        10.23
       $        11.31        $        10.67    $        10.76    $        10.81    $        10.85
       $   40,224,349        $      990,291    $      989,531    $      989,744    $      990,805
            3,771,968                98,411            97,622            97,158            96,829
       $        10.62        $           --    $           --    $           --    $           --
       $   88,226,155        $           --    $           --    $           --    $           --
            8,304,840                    --                --                --                --
       $        10.71        $        10.07    $        10.13    $        10.19    $        10.24
       $  163,499,186        $    1,768,118    $    1,545,051    $    1,451,572    $    1,701,279
           15,260,047               175,571           152,479           142,427           166,215
       $        10.68        $        10.07    $        10.14    $        10.20    $        10.24
       $  183,219,133        $    1,020,231    $    1,025,137    $    1,029,268    $    1,032,200
           17,152,927               101,266           101,118           100,954           100,794
       $        10.72        $        10.08    $        10.14    $        10.20    $        10.24
       $   44,292,707        $    1,022,343    $    1,027,259    $    1,031,398    $    1,034,342
            4,132,691               101,454           101,305           101,141           100,981

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Assets and Liabilities  67

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

                                         EQUITY AGGRESSIVE     AGGRESSIVE STRATEGY     BALANCED STRATEGY      MODERATE STRATEGY
AMOUNTS IN THOUSANDS                       STRATEGY FUND              FUND                   FUND                    FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income distributions from
         Underlying Funds               $            11,987    $            35,438    $            66,943    $             18,352
                                        -------------------    -------------------    -------------------    --------------------

EXPENSES
      Advisory fees                                   1,782                  3,879                  5,991                   1,586
      Administrative fees                               435                    942                  1,455                     388
      Custodian fees                                     36                     38                     42                      36
      Distribution fees - Class A                       174                    660                  1,098                     218
      Distribution fees - Class C                     1,831                  3,637                  6,095                   1,258
      Distribution fees - Class D                       683                  1,380                  2,013                     715
      Transfer agent fees                             1,120                  2,257                  2,971                     636
      Professional fees                                  57                     81                    106                      53
      Registration fees                                 127                    211                    291                     117
      Shareholder servicing fees -
         Class C                                        610                  1,212                  2,031                     419
      Shareholder servicing fees -
         Class D                                        684                  1,380                  2,013                     715
      Shareholder servicing fees -
         Class E                                        448                    883                  1,165                     360
      Trustees' fees                                     22                     48                     74                      20
      Printing fees                                      30                     65                    100                      27
      Offering costs                                     --                     --                     --                      --
      Miscellaneous                                      10                     20                     30                      10
                                        -------------------    -------------------    -------------------    --------------------
      Expenses before reductions                      8,049                 16,693                 25,475                   6,558
      Expense reductions                             (3,619)                (7,540)               (11,059)                 (2,871)
                                        -------------------    -------------------    -------------------    --------------------
Net expenses                                          4,430                  9,153                 14,416                   3,687
                                        -------------------    -------------------    -------------------    --------------------
Net investment income (loss)                          7,557                 26,285                 52,527                  14,665
                                        -------------------    -------------------    -------------------    --------------------

NET REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
      Investments                                     1,664                     84                    129                   1,168
      Capital gain distributions
         from Underlying Funds                        6,965                 14,399                 21,777                   4,587
                                        -------------------    -------------------    -------------------    --------------------
Net realized gain (loss)                              8,629                 14,483                 21,906                   5,755
                                        -------------------    -------------------    -------------------    --------------------
Net change in unrealized
   appreciation (depreciation) on
   investments                                       91,785                149,319                153,673                  18,157
                                        -------------------    -------------------    -------------------    --------------------
Net realized and unrealized gain
   (loss)                                           100,414                163,802                175,579                  23,912
                                        -------------------    -------------------    -------------------    --------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS               $           107,971    $           190,087    $           228,106    $             38,577
                                        ===================    ===================    ===================    ====================
* For the period January 1, 2005 (commencement of operations) to October 31, 2005.

See accompanying notes which are an integral part of the financial statements.

 68  Statement of Operations

    CONSERVATIVE    2010 STRATEGY     2020 STRATEGY      2030 STRATEGY     2040 STRATEGY
    STRATEGY FUND       FUND*             FUND*              FUND*             FUND*
----------------------------------------------------------------------------------------
    $      12,361   $           51   $             47   $             40   $         35
    -------------   --------------   ----------------   ----------------   ------------

            1,003                6                  6                  6              6
              249                1                  1                  1              1
               36                5                  5                  5              5
               80               --                 --                 --             --
              628               --                 --                 --             --
              390                3                  3                  2              3
              396                1                  1                  1              1
               47               45                 46                 46             46
               83               24                 24                 24             24
              209               --                 --                 --             --
              390                3                  3                  2              3
              459                2                  2                  2              2
               13               --                 --                 --             --
               17               --                 --                 --             --
               --               57                 57                 58             57
                7                3                  3                  3              3
    -------------   --------------   ----------------   ----------------   ------------
            4,007              150                151                150            151
           (1,849)            (143)              (143)              (142)          (143)
    -------------   --------------   ----------------   ----------------   ------------
            2,158                7                  8                  8              8
    -------------   --------------   ----------------   ----------------   ------------
           10,203               44                 39                 32             27
    -------------   --------------   ----------------   ----------------   ------------

            1,169               --                  2                  1              1
            1,699               --                 --                 --             --
    -------------   --------------   ----------------   ----------------   ------------
            2,868               --                  2                  1              1
    -------------   --------------   ----------------   ----------------   ------------
             (286)               7                 43                 46             60
    -------------   --------------   ----------------   ----------------   ------------
            2,582                7                 45                 47             61
    -------------   --------------   ----------------   ----------------   ------------
    $      12,785   $           51   $             84   $             79   $         88
    =============   ==============   ================   ================   ============

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  69

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                             EQUITY AGGRESSIVE
                                                                               STRATEGY FUND
                                                                -------------------------------------------
AMOUNTS IN THOUSANDS                                                   2005                    2004
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                              $             7,557    $              4,299
      Net realized gain (loss)                                                8,629                  (6,186)
      Net change in unrealized appreciation (depreciation)                   91,785                  65,506
                                                                -------------------    --------------------
Net increase (decrease) in net assets from operations                       107,971                  63,619
                                                                -------------------    --------------------

DISTRIBUTIONS
      From net investment income
         Class A                                                               (597)                   (146)
         Class C                                                             (1,601)                   (797)
         Class D                                                             (2,336)                 (1,482)
         Class E                                                             (1,889)                 (1,610)
         Class S                                                             (1,558)                 (1,016)
      From net realized gain
         Class A                                                                 --                      --
         Class C                                                                 --                      --
         Class D                                                                 --                      --
         Class E                                                                 --                      --
         Class S                                                                 --                      --
                                                                -------------------    --------------------
Net decrease in net assets from distributions                                (7,981)                 (5,051)
                                                                -------------------    --------------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share
       transactions                                                         188,532                 184,563
                                                                -------------------    --------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                 288,522                 243,131

NET ASSETS
      Beginning of period                                                   724,401                 481,270
                                                                -------------------    --------------------

      End of period                                             $         1,012,923    $            724,401
                                                                ===================    ====================
* For the period January 1, 2005 (commencement of operations) to October 31, 2005.

See accompanying notes which are an integral part of the financial statements.

 70  Statement of Changes in Net Assets

         AGGRESSIVE STRATEGY              BALANCED STRATEGY               MODERATE STRATEGY             CONSERVATIVE STRATEGY
                FUND                            FUND                            FUND                            FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
---------------------------------------------------------------------------------------------------------------------------------

    $      26,285   $      14,808   $      52,527   $      35,837   $      14,665   $       9,164   $      10,203   $       7,561
           14,483          (1,926)         21,906          (2,021)          5,755           1,608           2,868           1,507
          149,319          99,616         153,673         138,025          18,157          24,258            (286)          9,209
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          190,087         112,498         228,106         171,841          38,577          35,030          12,785          18,277
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           (3,996)         (1,015)         (8,687)         (2,365)         (1,866)           (571)           (756)           (239)
           (4,357)         (2,834)        (10,605)         (7,408)         (2,301)         (1,516)         (1,287)           (783)
           (7,614)         (4,386)        (14,304)         (9,658)         (5,262)         (3,286)         (3,135)         (2,034)
           (5,832)         (3,904)         (9,540)         (8,770)         (3,041)         (2,034)         (4,078)         (3,670)
           (5,375)         (3,281)        (10,795)         (7,636)         (2,538)         (1,757)         (1,137)           (835)
               --              --            (830)            (75)           (172)            (54)            (91)            (31)
               --              --          (1,779)           (266)           (416)           (232)           (275)           (222)
               --              --          (1,814)           (277)           (707)           (379)           (515)           (394)
               --              --          (1,104)           (202)           (357)           (225)           (646)           (742)
               --              --          (1,097)           (179)           (281)           (175)           (147)           (137)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (27,174)        (15,420)        (60,555)        (36,836)        (16,941)        (10,229)        (12,067)         (9,087)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

          551,870         572,605         853,024         773,815         175,747         226,452          44,887          76,427
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

          714,783         669,683       1,020,575         908,820         197,383         251,253          45,605          85,617

        1,542,946         873,263       2,454,579       1,545,759         694,477         443,224         473,857         388,240
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $   2,257,729   $   1,542,946   $   3,475,154   $   2,454,579   $     891,860   $     694,477   $     519,462   $     473,857
    =============   =============   =============   =============   =============   =============   =============   =============

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Changes in Net Assets  71

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

                                                                     2010 STRATEGY
AMOUNTS IN THOUSANDS                                                     FUND*
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                              $                     44
      Net realized gain (loss)                                                        --
      Net change in unrealized appreciation                                            7
                                                                ------------------------
Net increase (decrease) in net assets from operations                                 51
                                                                ------------------------

DISTRIBUTIONS
      From net investment income
         Class A                                                                      (5)
         Class C                                                                      --
         Class D                                                                     (13)
         Class E                                                                     (13)
         Class S                                                                     (14)
      From net realized gain
         Class A                                                                      --
         Class C                                                                      --
         Class D                                                                      --
         Class E                                                                      --
         Class S                                                                      --
                                                                ------------------------
Net decrease in net assets from distributions                                        (45)
                                                                ------------------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share
       transactions                                                                4,795
                                                                ------------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                        4,801

NET ASSETS
      Beginning of period                                                             --
                                                                ------------------------

      End of period                                             $                  4,801
                                                                ========================
* For the period January 1, 2005 (commencement of operations) to October 31, 2005.

See accompanying notes which are an integral part of the financial statements.

 72  Statement of Changes in Net Assets

                 2020 STRATEGY                              2030 STRATEGY                              2040 STRATEGY
                     FUND*                                      FUND*                                      FUND*
--------------------------------------------------------------------------------------------------------------------------

            $                     39                   $                     32                   $                     27
                                   2                                          1                                          1
                                  43                                         46                                         60
            ------------------------                   ------------------------                   ------------------------
                                  84                                         79                                         88
            ------------------------                   ------------------------                   ------------------------

                                  (4)                                        (4)                                        (3)
                                  --                                         --                                         --
                                 (12)                                        (9)                                        (7)
                                 (11)                                        (9)                                        (8)
                                 (13)                                       (11)                                       (10)
                                  --                                         --                                         --
                                  --                                         --                                         --
                                  --                                         --                                         --
                                  --                                         --                                         --
                                  --                                         --                                         --
            ------------------------                   ------------------------                   ------------------------
                                 (40)                                       (33)                                       (28)
            ------------------------                   ------------------------                   ------------------------

                               4,543                                      4,456                                      4,699
            ------------------------                   ------------------------                   ------------------------

                               4,587                                      4,502                                      4,759

                                  --                                         --                                         --
            ------------------------                   ------------------------                   ------------------------

            $                  4,587                   $                  4,502                   $                  4,759
            ========================                   ========================                   ========================

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Changes in Net Assets  73

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED     TOTAL FROM
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
EQUITY AGGRESSIVE STRATEGY FUND
Class A
October 31, 2005                                  9.42                .10                 1.22           1.32
October 31, 2004                                  8.50                .06                  .95           1.01
October 31, 2003 (2)                              6.38                .02                 2.13           2.15
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2005                                  9.07                .03                 1.17           1.20
October 31, 2004                                  8.23                .01                  .89            .90
October 31, 2003                                  6.60               (.01)                1.65           1.64
October 31, 2002                                  7.70               (.02)                (.93)          (.95)
October 31, 2001                                 10.24               (.04)               (2.30)         (2.34)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005                                  9.27                .09                 1.19           1.28
October 31, 2004                                  8.38                .06                  .91            .97
October 31, 2003                                  6.70                .02                 1.69           1.71
October 31, 2002                                  7.79                .01                 (.94)          (.93)
October 31, 2001                                 10.33                 --(e)             (2.32)         (2.32)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  9.27                .11                 1.19           1.30
October 31, 2004                                  8.37                .08                  .91            .99
October 31, 2003                                  6.69                .04                 1.68           1.72
October 31, 2002                                  7.76                .03                 (.93)          (.90)
October 31, 2001                                 10.28                .03                (2.32)         (2.29)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                  9.37                .15                 1.20           1.35
October 31, 2004                                  8.45                .11                  .91           1.02
October 31, 2003                                  6.75                .07                 1.69           1.76
October 31, 2002                                  7.83                .06                 (.96)          (.90)
October 31, 2001                                 10.34                .05                (2.33)         (2.28)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS          $
                                              FROM NET          FROM NET           TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN    DISTRIBUTIONS
----------------------------------------
EQUITY AGGRESSIVE STRATEGY FUND
Class A
October 31, 2005                                (.11)               --              (.11)
October 31, 2004                                (.09)               --              (.09)
October 31, 2003 (2)                            (.03)               --              (.03)
----------------------------------------
Class C
October 31, 2005                                (.07)               --              (.07)
October 31, 2004                                (.06)               --              (.06)
October 31, 2003                                (.01)               --              (.01)
October 31, 2002                                (.01)             (.14)             (.15)
October 31, 2001                                (.12)             (.08)             (.20)
----------------------------------------
Class D
October 31, 2005                                (.09)               --              (.09)
October 31, 2004                                (.08)               --              (.08)
October 31, 2003                                (.03)               --              (.03)
October 31, 2002                                (.02)             (.14)             (.16)
October 31, 2001                                (.14)             (.08)             (.22)
----------------------------------------
Class E
October 31, 2005                                (.11)               --              (.11)
October 31, 2004                                (.09)               --              (.09)
October 31, 2003                                (.04)               --              (.04)
October 31, 2002                                (.03)             (.14)             (.17)
October 31, 2001                                (.15)             (.08)             (.23)
----------------------------------------
Class S
October 31, 2005                                (.13)               --              (.13)
October 31, 2004                                (.10)               --              (.10)
October 31, 2003                                (.06)               --              (.06)
October 31, 2002                                (.04)             (.14)             (.18)
October 31, 2001                                (.15)             (.08)             (.23)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 74  Financial Highlights

                                                                %                   %                   %
        $                                   $           RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
 NET ASSET VALUE,        %             NET ASSETS,         TO AVERAGE          TO AVERAGE       INVESTMENT INCOME        %
      END OF           TOTAL          END OF PERIOD        NET ASSETS,         NET ASSETS,         TO AVERAGE        PORTFOLIO
      PERIOD        RETURN(C)(F)          (000)             NET(D)(H)          GROSS(D)(G)      NET ASSETS(C)(H)  TURNOVER RATE(C)
----------------------------------------------------------------------------------------------------------------------------------
      10.63             14.09             94,182               .25                 .66                 .95              3.44
       9.42             11.92             43,148               .25                 .65                 .69             12.46
       8.50             33.75              7,399               .25                1.19                 .30             17.81
----------------------------------------------------------------------------------------------------------------------------------
      10.20             13.29            284,152              1.00                1.41                 .31              3.44
       9.07             10.94            192,211              1.00                1.40                 .13             12.46
       8.23             24.91             99,808              1.00                1.43                (.19)            17.81
       6.60            (12.73)            45,267              1.00                1.42                (.32)            29.86
       7.70            (23.24)            40,982              1.00                1.39                (.45)            47.86
----------------------------------------------------------------------------------------------------------------------------------
      10.46             13.88            308,388               .50                 .91                 .85              3.44
       9.27             11.59            225,187               .50                 .90                 .64             12.46
       8.38             25.60            128,624               .50                 .93                 .24             17.81
       6.70            (12.34)            36,092               .50                 .92                 .20             29.86
       7.79            (22.91)            12,208               .50                 .89                 .05             47.86
----------------------------------------------------------------------------------------------------------------------------------
      10.46             14.08            192,258               .25                 .66                1.13              3.44
       9.27             11.83            152,589               .25                 .65                 .89             12.46
       8.37             25.89            155,984               .25                 .68                 .59             17.81
       6.69            (12.05)           111,765               .25                 .67                 .44             29.86
       7.76            (22.72)           156,698               .25                 .64                 .30             47.86
----------------------------------------------------------------------------------------------------------------------------------
      10.59             14.47            133,943                --                 .41                1.42              3.44
       9.37             12.09            111,266                --                 .40                1.21             12.46
       8.45             26.26             89,455                --                 .43                 .90             17.81
       6.75            (11.95)            58,236                --                 .42                 .72             29.86
       7.83            (22.43)            46,029                --                 .39                 .59             47.86
----------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  75

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED    TOTAL INCOME
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED   (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
AGGRESSIVE STRATEGY FUND
Class A
October 31, 2005                                  9.95                .15                  .98           1.13
October 31, 2004                                  9.12                .11                  .87            .98
October 31, 2003 (4)                              7.20                .04                 1.94           1.98
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2005                                  9.89                .09                  .96           1.05
October 31, 2004                                  9.09                .06                  .84            .90
October 31, 2003                                  7.49                .02                 1.61           1.63
October 31, 2002                                  8.46                .04                 (.79)          (.75)
October 31, 2001                                 10.35                .05                (1.80)         (1.75)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005                                  9.97                .14                  .97           1.11
October 31, 2004                                  9.15                .11                  .84            .95
October 31, 2003                                  7.54                .05                 1.63           1.68
October 31, 2002                                  8.52                .08                 (.79)          (.71)
October 31, 2001                                 10.41                .10                (1.81)         (1.71)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  9.96                .17                  .96           1.13
October 31, 2004                                  9.13                .15                  .82            .97
October 31, 2003                                  7.51                .08                 1.63           1.71
October 31, 2002                                  8.49                .11                 (.81)          (.70)
October 31, 2001                                 10.38                .12                (1.80)         (1.68)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 10.00                .20                  .98           1.18
October 31, 2004                                  9.16                .16                  .84           1.00
October 31, 2003                                  7.54                .10                 1.63           1.73
October 31, 2002                                  8.52                .13                 (.81)          (.68)
October 31, 2001                                 10.41                .14                (1.80)         (1.66)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS          $
                                              FROM NET          FROM NET           TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN    DISTRIBUTIONS
----------------------------------------
AGGRESSIVE STRATEGY FUND
Class A
October 31, 2005                                (.18)               --              (.18)
October 31, 2004                                (.15)               --              (.15)
October 31, 2003 (4)                            (.06)               --              (.06)
----------------------------------------
Class C
October 31, 2005                                (.10)               --              (.10)
October 31, 2004                                (.10)               --              (.10)
October 31, 2003                                (.03)               --              (.03)
October 31, 2002                                (.05)             (.17)             (.22)
October 31, 2001                                (.10)             (.04)             (.14)
----------------------------------------
Class D
October 31, 2005                                (.15)               --              (.15)
October 31, 2004                                (.13)               --              (.13)
October 31, 2003                                (.07)               --              (.07)
October 31, 2002                                (.10)             (.17)             (.27)
October 31, 2001                                (.14)             (.04)             (.18)
----------------------------------------
Class E
October 31, 2005                                (.18)               --              (.18)
October 31, 2004                                (.14)               --              (.14)
October 31, 2003                                (.09)               --              (.09)
October 31, 2002                                (.11)             (.17)             (.28)
October 31, 2001                                (.17)             (.04)             (.21)
----------------------------------------
Class S
October 31, 2005                                (.21)               --              (.21)
October 31, 2004                                (.16)               --              (.16)
October 31, 2003                                (.11)               --              (.11)
October 31, 2002                                (.13)             (.17)             (.30)
October 31, 2001                                (.19)             (.04)             (.23)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 76  Financial Highlights

                                                                 %                   %                   %
           $                                 $           RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
    NET ASSET VALUE,        %           NET ASSETS,         TO AVERAGE          TO AVERAGE       INVESTMENT INCOME         %
         END OF           TOTAL        END OF PERIOD        NET ASSETS          NET ASSETS          TO AVERAGE         PORTFOLIO
         PERIOD        RETURN(C)(F)        (000)             NET(D)(H)          GROSS(D)(G)      NET ASSETS(C)(H)   TURNOVER RATE(C)
------------------------------------------------------------------------------------------------------------------------------------
         10.90             11.44          365,024               .25                 .64                1.43                .72
          9.95             10.76          154,884               .25                 .63                1.11               2.22
          9.12             27.35           27,700               .25                 .74                 .51              15.15
------------------------------------------------------------------------------------------------------------------------------------
         10.84             10.70          572,129              1.00                1.39                 .82                .72
          9.89              9.90          381,245              1.00                1.38                 .67               2.22
          9.09             21.89          219,946              1.00                1.41                 .24              15.15
          7.49             (9.20)         102,324              1.00                1.39                 .51              11.73
          8.46            (17.06)          80,514              1.00                1.38                 .53              13.12
------------------------------------------------------------------------------------------------------------------------------------
         10.93             11.22          616,939               .50                 .89                1.35                .72
          9.97             10.41          452,502               .50                 .88                1.14               2.22
          9.15             22.44          232,636               .50                 .91                 .66              15.15
          7.54             (8.78)          58,031               .50                 .89                 .92              11.73
          8.52            (16.58)          15,307               .50                 .88                1.02              13.12
------------------------------------------------------------------------------------------------------------------------------------
         10.91             11.40          394,842               .25                 .64                1.63                .72
          9.96             10.72          307,304               .25                 .63                1.54               2.22
          9.13             22.90          233,112               .25                 .66                1.02              15.15
          7.51             (8.64)         152,805               .25                 .64                1.29              11.73
          8.49            (16.40)         177,992               .25                 .63                1.30              13.12
------------------------------------------------------------------------------------------------------------------------------------
         10.97             11.83          308,795                --                 .39                1.88                .72
         10.00             10.99          247,011                --                 .38                1.70               2.22
          9.16             23.10          159,869                --                 .41                1.30              15.15
          7.54             (8.37)         108,267                --                 .39                1.51              11.73
          8.52            (16.15)          86,466                --                 .38                1.50              13.12
------------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  77

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED     TOTAL FROM
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
BALANCED STRATEGY FUND
Class A
October 31, 2005                                 10.33                .20                  .71            .91
October 31, 2004                                  9.64                .16                  .74            .90
October 31, 2003 (2)                              8.20                .06                 1.47           1.53
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2005                                 10.29                .13                  .69            .82
October 31, 2004                                  9.61                .12                  .72            .84
October 31, 2003                                  8.33                .09                 1.31           1.40
October 31, 2002                                  9.04                .12                 (.59)          (.47)
October 31, 2001                                 10.20                .16                (1.09)          (.93)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005                                 10.35                .19                  .70            .89
October 31, 2004                                  9.66                .17                  .71            .88
October 31, 2003                                  8.36                .12                 1.34           1.46
October 31, 2002                                  9.08                .16                 (.59)          (.43)
October 31, 2001                                 10.25                .21                (1.10)          (.89)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 10.35                .22                  .68            .90
October 31, 2004                                  9.65                .22                  .69            .91
October 31, 2003                                  8.35                .17                 1.31           1.48
October 31, 2002                                  9.06                .19                 (.60)          (.41)
October 31, 2001                                 10.22                .24                (1.11)          (.87)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 10.39                .25                  .69            .94
October 31, 2004                                  9.68                .23                  .71            .94
October 31, 2003                                  8.38                .19                 1.31           1.50
October 31, 2002                                  9.09                .22                 (.60)          (.38)
October 31, 2001                                 10.25                .28                (1.12)          (.84)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS          $
                                              FROM NET          FROM NET           TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN    DISTRIBUTIONS
----------------------------------------
BALANCED STRATEGY FUND
Class A
October 31, 2005                                (.22)             (.03)             (.25)
October 31, 2004                                (.21)               --              (.21)
October 31, 2003 (2)                            (.09)               --              (.09)
----------------------------------------
Class C
October 31, 2005                                (.15)             (.03)             (.18)
October 31, 2004                                (.16)               --              (.16)
October 31, 2003                                (.12)               --              (.12)
October 31, 2002                                (.13)             (.11)             (.24)
October 31, 2001                                (.20)             (.03)             (.23)
----------------------------------------
Class D
October 31, 2005                                (.20)             (.03)             (.23)
October 31, 2004                                (.19)               --              (.19)
October 31, 2003                                (.16)               --              (.16)
October 31, 2002                                (.18)             (.11)             (.29)
October 31, 2001                                (.25)             (.03)             (.28)
----------------------------------------
Class E
October 31, 2005                                (.22)             (.03)             (.25)
October 31, 2004                                (.21)               --              (.21)
October 31, 2003                                (.18)               --              (.18)
October 31, 2002                                (.19)             (.11)             (.30)
October 31, 2001                                (.26)             (.03)             (.29)
----------------------------------------
Class S
October 31, 2005                                (.25)             (.03)             (.28)
October 31, 2004                                (.23)               --              (.23)
October 31, 2003                                (.20)               --              (.20)
October 31, 2002                                (.22)             (.11)             (.33)
October 31, 2001                                (.29)             (.03)             (.32)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 78  Financial Highlights

                                                                   %                   %                   %
           $                                $           RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
    NET ASSET VALUE,        %          NET ASSETS,         TO AVERAGE          TO AVERAGE       INVESTMENT INCOME         %
         END OF           TOTAL       END OF PERIOD        NET ASSETS,         NET ASSETS,         TO AVERAGE         PORTFOLIO
         PERIOD        RETURN(C)(F)       (000)             NET(D)(H)          GROSS(D)(G)      NET ASSETS(C)(H)   TURNOVER RATE(C)
-----------------------------------------------------------------------------------------------------------------------------------
         10.99             8.91          593,609               .25                 .62                1.88                .55
         10.33             9.49          281,685               .25                 .59                1.63               6.42
          9.64            18.80           60,696               .25                 .66                 .74              18.55
-----------------------------------------------------------------------------------------------------------------------------------
         10.93             7.96          964,203              1.00                1.37                1.22                .55
         10.29             8.82          653,463              1.00                1.34                1.23               6.42
          9.61            17.02          396,344              1.00                1.36                1.05              18.55
          8.33            (5.42)         186,825              1.00                1.34                1.38              12.18
          9.04            (9.25)         136,748              1.00                1.34                1.71              33.42
-----------------------------------------------------------------------------------------------------------------------------------
         11.01             8.61          892,607               .50                 .87                1.75                .55
         10.35             9.25          676,342               .50                 .84                1.70               6.42
          9.66            17.76          396,545               .50                 .86                1.38              18.55
          8.36            (5.01)         121,077               .50                 .84                1.75              12.18
          9.08            (8.83)          38,381               .50                 .84                2.25              33.42
-----------------------------------------------------------------------------------------------------------------------------------
         11.00             8.77          506,587               .25                 .62                2.03                .55
         10.35             9.54          416,942               .25                 .59                2.25               6.42
          9.65            18.00          414,051               .25                 .61                1.88              18.55
          8.35            (4.73)         269,458               .25                 .59                2.17              12.18
          9.06            (8.59)         288,164               .25                 .59                2.51              33.42
-----------------------------------------------------------------------------------------------------------------------------------
         11.05             9.10          518,148                --                 .37                2.28                .55
         10.39             9.82          426,147                --                 .34                2.23               6.42
          9.68            18.22          278,123                --                 .36                2.12              18.55
          8.38            (4.47)         155,977                --                 .34                2.40              12.18
          9.09            (8.35)          96,801                --                 .34                2.64              33.42
-----------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  79

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED     TOTAL FROM
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
MODERATE STRATEGY FUND
Class A
October 31, 2005                                 10.50                .22                  .35            .57
October 31, 2004                                 10.03                .17                  .51            .68
October 31, 2003 (3)                              9.02                .07                 1.06           1.13
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2005                                 10.45                .14                  .36            .50
October 31, 2004                                 10.01                .05                  .55            .60
October 31, 2003                                  9.15                .12                  .91           1.03
October 31, 2002                                  9.59                .19                 (.38)          (.19)
October 31, 2001                                 10.20                .29                 (.58)          (.29)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005                                 10.52                .20                  .35            .55
October 31, 2004                                 10.06                .16                  .49            .65
October 31, 2003                                  9.19                .16                  .92           1.08
October 31, 2002                                  9.64                .23                 (.38)          (.15)
October 31, 2001                                 10.24                .33                 (.56)          (.23)
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 10.50                .22                  .36            .58
October 31, 2004                                 10.03                .19                  .49            .68
October 31, 2003                                  9.16                .21                  .89           1.10
October 31, 2002                                  9.59                .27                 (.38)          (.11)
October 31, 2001                                 10.20                .36                 (.58)          (.22)
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 10.52                .25                  .35            .60
October 31, 2004                                 10.05                .21                  .49            .70
October 31, 2003                                  9.17                .23                  .90           1.13
October 31, 2002                                  9.61                .28                 (.38)          (.10)
October 31, 2001                                 10.21                .39                 (.58)          (.19)
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS          $
                                              FROM NET          FROM NET           TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN    DISTRIBUTIONS
----------------------------------------
MODERATE STRATEGY FUND
Class A
October 31, 2005                                (.23)             (.03)             (.26)
October 31, 2004                                (.19)             (.02)             (.21)
October 31, 2003 (3)                            (.12)               --              (.12)
----------------------------------------
Class C
October 31, 2005                                (.15)             (.03)             (.18)
October 31, 2004                                (.14)             (.02)             (.16)
October 31, 2003                                (.17)               --              (.17)
October 31, 2002                                (.20)             (.05)             (.25)
October 31, 2001                                (.30)             (.02)             (.32)
----------------------------------------
Class D
October 31, 2005                                (.20)             (.03)             (.23)
October 31, 2004                                (.17)             (.02)             (.19)
October 31, 2003                                (.21)               --              (.21)
October 31, 2002                                (.25)             (.05)             (.30)
October 31, 2001                                (.35)             (.02)             (.37)
----------------------------------------
Class E
October 31, 2005                                (.23)             (.03)             (.26)
October 31, 2004                                (.19)             (.02)             (.21)
October 31, 2003                                (.23)               --              (.23)
October 31, 2002                                (.27)             (.05)             (.32)
October 31, 2001                                (.37)             (.02)             (.39)
----------------------------------------
Class S
October 31, 2005                                (.25)             (.03)             (.28)
October 31, 2004                                (.21)             (.02)             (.23)
October 31, 2003                                (.25)               --              (.25)
October 31, 2002                                (.29)             (.05)             (.34)
October 31, 2001                                (.39)             (.02)             (.41)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 80  Financial Highlights

                                                                 %                   %                   %
           $                                 $         RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
    NET ASSET VALUE,        %           NET ASSETS,       TO AVERAGE          TO AVERAGE       INVESTMENT INCOME          %
         END OF           TOTAL        END OF PERIOD      NET ASSETS,         NET ASSETS,         TO AVERAGE          PORTFOLIO
         PERIOD        RETURN(C)(F)        (000)           NET(D)(H)          GROSS(D)(G)      NET ASSETS(C)(H)    TURNOVER RATE(C)
-----------------------------------------------------------------------------------------------------------------------------------
         10.81             5.44           121,343             .25                 .61                2.03                4.54
         10.50             6.87            55,049             .25                 .63                1.71                3.99
         10.03            12.56            18,820             .25                 .77                 .84               11.08
-----------------------------------------------------------------------------------------------------------------------------------
         10.77             4.78           183,445            1.00                1.36                1.31                4.54
         10.45             6.00           146,515            1.00                1.37                 .48                3.99
         10.01            11.36            96,231            1.00                1.42                1.29               11.08
          9.15            (2.00)           39,694            1.00                1.46                2.05               15.16
          9.59            (2.87)           20,859            1.00                1.54                2.95               42.49
-----------------------------------------------------------------------------------------------------------------------------------
         10.84             5.25           309,824             .50                 .86                1.81                4.54
         10.52             6.55           254,060             .50                 .87                1.55                3.99
         10.06            11.94           154,267             .50                 .92                1.62               11.08
          9.19            (1.58)           38,170             .50                 .96                2.51               15.16
          9.64            (2.33)            5,545             .50                1.04                3.39               42.49
-----------------------------------------------------------------------------------------------------------------------------------
         10.82             5.52           164,151             .25                 .61                2.07                4.54
         10.50             6.85           132,822             .25                 .62                1.85                3.99
         10.03            12.19            99,926             .25                 .67                2.22               11.08
          9.16            (1.22)           66,462             .25                 .71                2.84               15.16
          9.59            (2.19)           57,885             .25                 .79                3.60               42.49
-----------------------------------------------------------------------------------------------------------------------------------
         10.84             5.76           113,097              --                 .36                2.33                4.54
         10.52             7.03           106,031              --                 .37                2.04                3.99
         10.05            12.55            73,980              --                 .42                2.44               11.08
          9.17            (1.08)           45,579              --                 .46                2.97               15.16
          9.61            (1.87)           24,078              --                 .54                3.97               42.49
-----------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  81

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED     TOTAL FROM
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
CONSERVATIVE STRATEGY FUND
Class A
October 31, 2005                                 10.65                .24                 .05            .29
October 31, 2004                                 10.42                .20                 .28            .48
October 31, 2003 (1)                              9.94                .09                 .50            .59
-----------------------------------------------------------------------------------------------------------------
Class C
October 31, 2005                                 10.61                .16                 .05            .21
October 31, 2004                                 10.38                .12                 .28            .40
October 31, 2003                                  9.90                .12                 .52            .64
October 31, 2002                                 10.10                .28                (.18)           .10
October 31, 2001                                 10.17                .42                (.07)           .35
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005                                 10.69                .21                 .06            .27
October 31, 2004                                 10.47                .18                 .26            .44
October 31, 2003                                  9.97                .16                 .55            .71
October 31, 2002                                 10.17                .33                (.18)           .15
October 31, 2001                                 10.21                .44                (.03)           .41
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 10.66                .24                 .06            .30
October 31, 2004                                 10.43                .20                 .27            .47
October 31, 2003                                  9.94                .20                 .52            .72
October 31, 2002                                 10.13                .36                (.18)           .18
October 31, 2001                                 10.19                .49                (.07)           .42
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 10.70                .27                 .05            .32
October 31, 2004                                 10.47                .23                 .27            .50
October 31, 2003                                  9.97                .23                 .52            .75
October 31, 2002                                 10.16                .38                (.18)           .20
October 31, 2001                                 10.21                .55                (.10)           .45
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS          $
                                              FROM NET          FROM NET           TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN    DISTRIBUTIONS
----------------------------------------
CONSERVATIVE STRATEGY FUND
Class A
October 31, 2005                                (.24)             (.04)             (.28)
October 31, 2004                                (.21)             (.04)             (.25)
October 31, 2003 (1)                            (.11)               --              (.11)
----------------------------------------
Class C
October 31, 2005                                (.16)             (.04)             (.20)
October 31, 2004                                (.13)             (.04)             (.17)
October 31, 2003                                (.16)               --              (.16)
October 31, 2002                                (.29)             (.01)             (.30)
October 31, 2001                                (.42)               --              (.42)
----------------------------------------
Class D
October 31, 2005                                (.21)             (.04)             (.25)
October 31, 2004                                (.18)             (.04)             (.22)
October 31, 2003                                (.21)               --              (.21)
October 31, 2002                                (.34)             (.01)             (.35)
October 31, 2001                                (.45)               --              (.45)
----------------------------------------
Class E
October 31, 2005                                (.24)             (.04)             (.28)
October 31, 2004                                (.20)             (.04)             (.24)
October 31, 2003                                (.23)               --              (.23)
October 31, 2002                                (.36)             (.01)             (.37)
October 31, 2001                                (.48)               --              (.48)
----------------------------------------
Class S
October 31, 2005                                (.26)             (.04)             (.30)
October 31, 2004                                (.23)             (.04)             (.27)
October 31, 2003                                (.25)               --              (.25)
October 31, 2002                                (.38)             (.01)             (.39)
October 31, 2001                                (.50)               --              (.50)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 82  Financial Highlights

                                                                  %                   %                   %
           $                                 $           RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
    NET ASSET VALUE,         %          NET ASSETS,         TO AVERAGE          TO AVERAGE       INVESTMENT INCOME        %
         END OF            TOTAL       END OF PERIOD        NET ASSETS,         NET ASSETS,         TO AVERAGE        PORTFOLIO
         PERIOD         RETURN(C)(F)       (000)             NET(D)(H)          GROSS(D)(G)      NET ASSETS(C)(H)  TURNOVER RATE(C)
-----------------------------------------------------------------------------------------------------------------------------------
         10.66              2.74           40,225               .25                 .62                2.26              9.45
         10.65              4.62           20,709               .25                 .66                1.89              6.18
         10.42              6.01            5,526               .25                 .97                 .97             30.98
-----------------------------------------------------------------------------------------------------------------------------------
         10.62              1.99           88,226              1.00                1.37                1.47              9.45
         10.61              3.87           75,976              1.00                1.38                1.15              6.18
         10.38              6.51           54,674              1.00                1.43                1.21             30.98
          9.90              1.01           24,739              1.00                1.59                2.78             35.08
         10.10              3.49            9,850              1.00                1.98                4.20             54.86
-----------------------------------------------------------------------------------------------------------------------------------
         10.71              2.55          163,499               .50                 .87                1.97              9.45
         10.69              4.23          146,230               .50                 .88                1.65              6.18
         10.47              7.17           92,430               .50                 .93                1.57             30.98
          9.97              1.52           25,145               .50                1.09                3.33             35.08
         10.17              4.11            3,066               .50                1.48                4.06             54.86
-----------------------------------------------------------------------------------------------------------------------------------
         10.68              2.81          183,219               .25                 .62                2.20              9.45
         10.66              4.57          187,993               .25                 .63                1.95              6.18
         10.43              7.33          199,230               .25                 .68                1.86             30.98
          9.94              1.79           35,385               .25                 .84                3.54             35.08
         10.13              4.21           24,070               .25                1.23                4.83             54.86
-----------------------------------------------------------------------------------------------------------------------------------
         10.72              3.06           44,293                --                 .37                2.46              9.45
         10.70              4.82           42,949                --                 .38                2.17              6.18
         10.47              7.63           36,380                --                 .43                2.27             30.98
          9.97              2.02           24,953                --                 .59                3.79             35.08
         10.16              4.52           11,429                --                 .98                5.49             54.86
-----------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  83

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                    $                  $               $
                                           NET ASSET VALUE,           NET            NET REALIZED     TOTAL FROM
                                             BEGINNING OF         INVESTMENT        AND UNREALIZED    INVESTMENT
                                                PERIOD        INCOME (LOSS)(A)(B)    GAIN (LOSS)      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
2010 STRATEGY FUND
Class A
October 31, 2005 (6)                             10.21                .04                (.11)           (.07)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005 (5)                             10.00                .10                 .08             .18
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005 (5)                             10.00                .12                 .07             .19
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005 (5)                             10.00                .15                 .07             .22
-----------------------------------------------------------------------------------------------------------------
2020 STRATEGY FUND
Class A
October 31, 2005 (6)                             10.29                .03                (.11)           (.08)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005 (5)                             10.00                .08                 .14             .22
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005 (5)                             10.00                .11                 .14             .25
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005 (5)                             10.00                .13                 .14             .27
-----------------------------------------------------------------------------------------------------------------
2030 STRATEGY FUND
Class A
October 31, 2005 (6)                             10.33                .03                (.11)           (.08)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005 (5)                             10.00                .07                 .20             .27
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005 (5)                             10.00                .10                 .19             .29
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005 (5)                             10.00                .12                 .19             .31
-----------------------------------------------------------------------------------------------------------------
2040 STRATEGY FUND
Class A
October 31, 2005 (6)                             10.36                .02                (.12)           (.10)
-----------------------------------------------------------------------------------------------------------------
Class D
October 31, 2005 (5)                             10.00                .06                 .24             .30
-----------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005 (5)                             10.00                .08                 .24             .32
-----------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005 (5)                             10.00                .10                 .24             .34
-----------------------------------------------------------------------------------------------------------------

                                                  $                 $
                                            DISTRIBUTIONS     DISTRIBUTIONS          $
                                              FROM NET          FROM NET           TOTAL
                                          INVESTMENT INCOME   REALIZED GAIN    DISTRIBUTIONS
----------------------------------------
2010 STRATEGY FUND
Class A
October 31, 2005 (6)                            (.08)               --              (.08)
----------------------------------------
Class D
October 31, 2005 (5)                            (.11)               --              (.11)
----------------------------------------
Class E
October 31, 2005 (5)                            (.12)               --              (.12)
----------------------------------------
Class S
October 31, 2005 (5)                            (.14)               --              (.14)
----------------------------------------
2020 STRATEGY FUND
Class A
October 31, 2005 (6)                            (.07)               --              (.07)
----------------------------------------
Class D
October 31, 2005 (5)                            (.09)               --              (.09)
----------------------------------------
Class E
October 31, 2005 (5)                            (.11)               --              (.11)
----------------------------------------
Class S
October 31, 2005 (5)                            (.13)               --              (.13)
----------------------------------------
2030 STRATEGY FUND
Class A
October 31, 2005 (6)                            (.06)               --              (.06)
----------------------------------------
Class D
October 31, 2005 (5)                            (.08)               --              (.08)
----------------------------------------
Class E
October 31, 2005 (5)                            (.09)               --              (.09)
----------------------------------------
Class S
October 31, 2005 (5)                            (.11)               --              (.11)
----------------------------------------
2040 STRATEGY FUND
Class A
October 31, 2005 (6)                            (.03)               --              (.03)
----------------------------------------
Class D
October 31, 2005 (5)                            (.06)               --              (.06)
----------------------------------------
Class E
October 31, 2005 (5)                            (.08)               --              (.08)
----------------------------------------
Class S
October 31, 2005 (5)                            (.10)               --              (.10)
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 84  Financial Highlights

                                                                %                   %                   %
           $                                   $        RATIO OF EXPENSES   RATIO OF EXPENSES     RATIO OF NET
    NET ASSET VALUE,          %           NET ASSETS,      TO AVERAGE          TO AVERAGE       INVESTMENT INCOME         %
         END OF             TOTAL        END OF PERIOD     NET ASSETS,         NET ASSETS,         TO AVERAGE         PORTFOLIO
         PERIOD          RETURN(C)(F)        (000)          NET(D)(H)          GROSS(D)(G)      NET ASSETS(C)(H)   TURNOVER RATE(C)
------------------------------------------------------------------------------------------------------------------------------------
         10.06              (1.01)             990             .25                4.84                 .37                .99
------------------------------------------------------------------------------------------------------------------------------------
         10.07               1.79            1,768             .50                5.56                1.06                .99
------------------------------------------------------------------------------------------------------------------------------------
         10.07               1.96            1,020             .25                5.32                1.25                .99
------------------------------------------------------------------------------------------------------------------------------------
         10.08               2.25            1,023              --                5.07                1.45                .99
------------------------------------------------------------------------------------------------------------------------------------
         10.14              (1.02)             990             .25                4.74                 .30               6.98
------------------------------------------------------------------------------------------------------------------------------------
         10.13               2.23            1,545             .50                5.38                 .89               6.98
------------------------------------------------------------------------------------------------------------------------------------
         10.14               2.52            1,025             .25                5.13                1.11               6.98
------------------------------------------------------------------------------------------------------------------------------------
         10.14               2.71            1,027              --                4.88                1.31               6.98
------------------------------------------------------------------------------------------------------------------------------------
         10.19              (1.01)             990             .25                4.86                 .25               1.11
------------------------------------------------------------------------------------------------------------------------------------
         10.19               2.69            1,452             .50                5.62                 .75               1.11
------------------------------------------------------------------------------------------------------------------------------------
         10.20               2.96            1,029             .25                5.37                 .95               1.11
------------------------------------------------------------------------------------------------------------------------------------
         10.20               3.15            1,031              --                5.12                1.16               1.11
------------------------------------------------------------------------------------------------------------------------------------
         10.23               (.95)             991             .25                4.81                 .21               2.39
------------------------------------------------------------------------------------------------------------------------------------
         10.24               3.03            1,701             .50                5.52                 .59               2.39
------------------------------------------------------------------------------------------------------------------------------------
         10.24               3.20            1,032             .25                5.26                 .78               2.39
------------------------------------------------------------------------------------------------------------------------------------
         10.24               3.39            1,035              --                5.02                 .99               2.39
------------------------------------------------------------------------------------------------------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  85

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL HIGHLIGHTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
(1)   For the period March 3, 2003 (commencement of operations) to October 31,
      2003.
(2)   For the period March 4, 2003 (commencement of operations) to October 31,
      2003.
(3)   For the period March 5, 2003 (commencement of operations) to October 31,
      2003.
(4) For the period March 10, 2003 (commencement of operations) to October 31, 2003.
(5) For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(6) For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(a)   Average month-end shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)   Periods less than one year are not annualized.
(d)   The ratios for periods less than one year are annualized.
(e)   Less than $.01 per share for the period.
(f) Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(g) The calculation includes only those expenses charged directly to the Funds, including those fees of the Funds pushed down to the Underlying Funds through June 30, 2005, as described in note 4 to the financial statements.
(h) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser and transfer agent. Expenses are shown net of those expenses pushed down to Underlying Funds through June 30, 2005, as described in note 4 to the financial statements.

See accompanying notes which are an integral part of the financial statements.

 86  Notes to Financial Highlights

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
1. ORGANIZATION

   Frank Russell Investment Company (the "Investment Company" or "FRIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on nine of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   Each of the Funds listed in the table below allocates its assets by investing in a combination of Class S shares of other of the Investment Company's Funds (the "Underlying Funds"). Frank Russell Investment Management Company ("FRIMCo"), the Funds' investment adviser, may modify the target asset allocation for any Fund and modify the selection of Underlying Funds for any Fund from time to time. From time to time, each Fund may adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative to market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue the Fund's investment objective. However, each Fund expects that amounts it allocates to each Underlying Fund will generally vary only within 10% of the ranges specified below:

                                                                      ASSET ALLOCATION TARGETS
                                    ---------------------------------------------------------------------------------------------
                                    EQUITY AGGRESSIVE      AGGRESSIVE          BALANCED           MODERATE         CONSERVATIVE
   ASSET CLASS/UNDERLYING FUNDS       STRATEGY FUND      STRATEGY FUND      STRATEGY FUND      STRATEGY FUND      STRATEGY FUND
---------------------------------------------------------------------------------------------------------------------------------
   Equities
      US Equities
         Diversified Equity Fund            29%                23%                16%                11%                 7%
         Special Growth Fund                 6                  5                  4                  3                 --
         Quantitative Equity Fund           29                 23                 16                 11                  7
         Real Estate Securities
           Fund                              7                  6                  5                  4                  3
      International Equities
         International Securities
           Fund                             24                 19                 16                 11                  3
         Emerging Markets Fund               5                  4                  3                 --                 --
   Bonds
         Diversified Bond Fund              --                 --                 20                 27                 22
         Short Duration Bond Fund           --                 --                 --                 33                 58
         Multistrategy Bond Fund            --                 20                 20                 --                 --
                                           ---                ---                ---                ---                ---
                                           100                100                100                100                100

   Each of the Funds listed in the table below also allocates its assets by investing in a combination of Class S of the Underlying Funds. The allocation of these Funds' assets to the Underlying Funds in which it invests will become more conservative over time. Currently, FRIMCo will manage each Fund according to its target asset allocation strategy and will not trade actively among Underlying Funds or attempt to capture short-term market opportunities. However, from time to time, FRIMCo may

                                               Notes to Financial Statements  87

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   modify the target asset allocation for any Fund and/or the Underlying Funds in which a Fund invests. Each Fund expects that the amounts it allocates to each Underlying Fund will generally vary only within 10% of the percentages specified in the Prospectus. The following table shows the initial target allocation to each Underlying Fund:

                                                                             ASSET ALLOCATION TARGETS
                                                     -------------------------------------------------------------------------
                                                           2010               2020               2030               2040
           ASSET CLASS/UNDERLYING FUNDS               STRATEGY FUND      STRATEGY FUND      STRATEGY FUND      STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------------
   Equities
      US Equities
         Diversified Equity Fund                           12.25%             14.75%             17.40%             20.20%
         Special Growth Fund                                3.25               3.75               4.20               4.60
         Quantitative Equity Fund                          12.25              14.75              17.40              20.20
         Real Estate Securities Fund                        4.25               4.75               5.20               5.60
      International Equities
         International Securities Fund                     12.25              14.75              16.60              17.80
         Emerging Markets Fund                              0.75               2.25               3.20               3.60
   Bonds
         Diversified Bond Fund                             25.25              21.75              16.00               8.00
         Short Duration Bond Fund                          24.75               8.25                 --                 --
         Multistrategy Bond Fund                            5.00              15.00              20.00              20.00
                                                          ------             ------             ------             ------
                                                          100.00             100.00             100.00             100.00

   Investment Objectives of the Underlying Funds:

   Diversified Equity Fund

   Seeks to provide long term capital growth.

   Special Growth Fund

   Seeks to provide long term capital growth.

   Quantitative Equity Fund

   Seeks to provide long term capital growth.

   Real Estate Securities Fund

   Seeks to provide current income and long term capital growth.

   International Securities Fund

   Seeks to provide long term capital growth.

   Emerging Markets Fund

   Seeks to provide long term capital growth.

   Diversified Bond Fund

   Seeks to provide current income and the preservation of capital.

   Short Duration Bond Fund

   Seeks to provide current income and preservation of capital with a focus on short duration securities.

   Multistrategy Bond Fund

   Seeks to provide current income and capital appreciation.

 88  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

   The Underlying Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to FRIMCo.

   Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Underlying Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund's net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying

                                               Notes to Financial Statements  89

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage); a company event such as a material business development, dividend declaration, stock split or rights offering; a material disaster; or an armed conflict.

   Because foreign securities can trade on a non-business days, the net asset value of a Fund's portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

   Investment Income

   Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income provision was required for the Funds.

   Dividends and Distributions to Shareholders

   Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

   Expenses

   Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

   Class Allocation

   The Funds presented herein offer the following classes of shares: Class A, Class C, Class D, Class E and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

 90  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2005, purchases and sales of the Underlying Funds were as follows:

         FUNDS                PURCHASES             SALES
---------------------------------------------------------------
Equity Aggressive         $     224,320,246   $      30,547,654
  Strategy
Aggressive Strategy             577,411,177          13,911,525
Balanced Strategy               879,126,927          16,426,251
Moderate Strategy               215,404,857          35,951,881
Conservative Strategy            91,650,045          47,296,122

---------------------------------------------------------------
         FUNDS                PURCHASES             SALES
2010 Strategy Fund        $       4,833,911   $          34,939
2020 Strategy Fund                4,806,124             258,971
2030 Strategy Fund                4,498,314              38,153
2040 Strategy Fund                4,786,831              84,739

4. RELATED PARTIES

   Adviser and Administrator

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to FRIMCo.

   The Funds are charged an advisory fee equal to 0.20% and an administrative fee equal to 0.05% of average daily net assets. For the period ended October 31, 2005, the Adviser contractually agreed to waive the advisory fee for the Target Portfolio Funds at least through February 28, 2006, and for the Target Date Funds at least through February 28, 2007. The adviser does not have the ability to recover amounts waived from the period ended October 31, 2005 or previous periods. The administrative fees were charged to the Underlying Funds or reimbursed by FRIMCo as discussed below.

   Direct operating expenses include those arising from accounting, administrative, custody, auditing, legal and transfer agent services. Until June 30, 2005, the foregoing direct operating expenses were borne either by the Underlying Funds in which a Fund invests pursuant to Special Servicing Agreements (described below) between each affected Fund, Underlying Fund and FRIMCo or by FRIMCo pursuant to a Letter Agreement. Direct operating expenses also include expenses attributable to advisory fees (which are currently waived by FRIMCo), any Rule 12b-1 distribution fee, any shareholder services fees, or any nonrecurring extraordinary expenses, which will be borne by each Fund or its appropriate Classes of Shares.

   Special Servicing Agreement

   The special servicing agreements were entered into in February 1999 by the Adviser and were approved annually by the Funds' Board of Trustees. The special servicing agreements were between each Fund and the Underlying Funds, in which the Fund invests. In accordance with the special servicing agreements, certain expenses from the operation of the Funds were borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Funds. No Underlying Funds were charged expenses that exceeded the estimated savings to each respective Underlying Fund. These estimated savings appeared in the form of reduced transfer agent costs resulting from the elimination of separate shareholder accounts which were invested in the Underlying Funds. Rather than having each investor open a shareholder account to invest individually in the Underlying Funds, the Funds acted as omnibus accounts combining thousands of individual shareholder accounts into a single account. This benefited the Underlying Funds, by significantly reducing the number of shareholder accounts that needed to be maintained, and by the omnibus accounts' netting out the trades of individual shareholders to a point where the Fund of Funds only executed one trade each day with each Underlying Fund. In the event that the financial benefits to the Underlying Funds did not exceed aggregate expenses of any Fund of Fund, the Adviser reimbursed the respective Underlying Funds. This arrangement was discontinued on June 30, 2005.

   Effective July 1, 2005, FRIMCo, as transfer agent, has agreed to waive its transfer agency fees and to reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and

                                               Notes to Financial Statements  91

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   extraordinary expenses. The agreement to reimburse expenses extends through February 28, 2007 and may be renewed thereafter. If this arrangement is discontinued, Fund expenses may increase.

   For the period ended October 31, 2005, the expenses pushed down to the Underlying Funds under the special servicing arrangements amounted to:

                   FUNDS                        AMOUNT
   ----------------------------------------------------------
   Equity Aggressive Strategy             $         1,128,182
   Aggressive Strategy                              2,136,723
   Balanced Strategy                                2,713,164
   Moderate Strategy                                  799,578
   Conservative Strategy                              545,555
   2010 Strategy Fund                                  84,913
   2020 Strategy Fund                                  83,411
   2030 Strategy Fund                                  83,364
   2040 Strategy Fund                                  83,519

   For the period ended October 31, 2005, the amounts reimbursed by FRIMCo as transfer agent amounted to:

                   FUNDS                        AMOUNT
   ----------------------------------------------------------
   Equity Aggressive Strategy             $           708,805
   Aggressive Strategy                              1,524,769
   Balanced Strategy                                2,355,260
   Moderate Strategy                                  484,949
   Conservative Strategy                              301,240
   2010 Strategy Fund                                  52,579
   2020 Strategy Fund                                  53,553
   2030 Strategy Fund                                  53,529
   2040 Strategy Fund                                  53,495

   Transfer Agent

   FRIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. FRIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2005 were $7,383,247. Until June 30, 2005 the Underlying Funds and FRIMCo as transfer agent have borne this expense pursuant to the special servicing arrangements described above. Effective July 1, 2005, FRIMCo has agreed to waive its transfer agency fees for the Funds through at least February 28, 2007.

   Distributor and Shareholder Servicing

   Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of FRIMCo, serves as distributor for all Investment Company portfolio shares, including Class A, Class C, Class D, and Class E shares of the Funds.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any Selling Agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class D shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund's Class A or Class D shares or 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C, Class D, and Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C, Class D, and Class E shares on an annual basis.

 92  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges and asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level on each of the Class A shares, Class C and Class D shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class D shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

   For the period ended October 31, 2005, the Distributor retained the following amounts in sales charges:

     CONTINGENT DEFERRED SALES CHARGES          CLASS A
   ----------------------------------------------------------
   Aggressive Strategy                    $             3,593
   Balanced Strategy                                   16,654
   Moderate Strategy                                    3,516
   Conservative Strategy                                2,199

   For the period ended October 31, 2005, the sales commissions paid to the selling agents for the sale of Class A shares are as follows:

                                               AGGREGATE         CLASS A FRONT-END
                                            FRONT-END SALES        SALES CHARGES
                                              CHARGES ON            RETAINED BY
                   FUNDS                    CLASS A SHARES          DISTRIBUTOR
   --------------------------------------------------------------------------------
   Equity Aggressive Strategy             $         1,322,887   $           247,242
   Aggressive Strategy                              5,601,965             1,082,003
   Balanced Strategy                                7,339,426             1,454,617
   Moderate Strategy                                1,258,191               219,008
   Conservative Strategy                              440,787                71,858

   Accrued fees payable to affiliates as of October 31, 2005 were as follows:

                                EQUITY AGGRESSIVE       AGGRESSIVE            BALANCED             MODERATE         CONSERVATIVE
                                    STRATEGY             STRATEGY             STRATEGY             STRATEGY           STRATEGY
   --------------------------------------------------------------------------------------------------------------------------------
   Administration fees          $          31,345    $          66,106    $         102,661    $          28,825  $          20,341
   Distribution fees                      258,615              557,799              906,973              204,430             98,416
   Shareholder servicing
      fees                                162,096              328,384              491,426              136,549             90,694
   Trustee fees                               171                  296                  478                  210                225
                                -----------------    -----------------    -----------------    -----------------  -----------------
                                $         452,227    $         952,585    $       1,501,538    $         370,014  $         209,676
                                =================    =================    =================    =================  =================

                                      2010                 2020                 2030                 2040
                                    STRATEGY             STRATEGY             STRATEGY             STRATEGY
   -------------------------------------------------------------------------------------------------------------
   Administration fees          $             121    $             141    $             127    $             119
   Distribution fees                          550                  506                  502                  554
   Shareholder servicing
      fees                                    562                  519                  515                  567
   Trustee fees                                14                   15                   15                   14
                                -----------------    -----------------    -----------------    -----------------
                                $           1,247    $           1,181    $           1,159    $           1,254
                                =================    =================    =================    =================

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both FRIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting or Nominating and Governance Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair was paid a fee of $6,000 per year. Prior to June 1, 2005, the Lead Trustee received

                                               Notes to Financial Statements  93

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   compensation of $10,000 annually. Effective June 1, 2005, the position of Lead Trustee was eliminated and a new chairperson of the Board was elected with additional annual compensation of $52,000.

   Transactions With Affiliated Companies

   An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the period ended October 31, 2005 with Underlying Funds which are or were an affiliated company are as follows:

                                              PURCHASES                SALES                 INCOME              CAPITAL GAINS
               AFFILIATE                        COST                   COST               DISTRIBUTIONS          DISTRIBUTIONS
   ------------------------------------------------------------------------------------------------------------------------------
   Equity Aggressive Strategy
   Diversified Equity Fund               $        56,716,043    $         3,208,350    $         1,912,250    $                --
   Special Growth Fund                            23,390,624              1,895,782              2,005,232              3,392,021
   Quantitative Equity Fund                       63,512,733              2,876,325              2,352,377                     --
   International Securities Fund                  50,178,373              9,358,187              3,153,861                     --
   Emerging Markets Fund                           7,723,158              4,936,036                651,101                     --
                                         -------------------    -------------------    -------------------    -------------------
                                         $       201,520,931    $        22,274,680    $        10,074,821    $         3,392,021
                                         ===================    ===================    ===================    ===================
   Aggressive Strategy
   Diversified Equity Fund               $       113,349,678    $         1,358,939    $         3,284,390    $                --
   Special Growth Fund                            43,962,669              1,040,716              3,555,707              6,014,780
   Quantitative Equity Fund                      125,909,975              1,189,411              4,038,099                     --
   International Securities Fund                  85,029,596              1,246,508              5,289,357                     --
   Emerging Markets Fund                           8,650,548              1,567,405              1,118,091                     --
   Real Estate Securities Fund                    40,637,335              6,251,257              3,555,164              6,561,402
   Multistrategy Bond Fund                       159,871,376              1,172,660             14,597,636              1,822,524
                                         -------------------    -------------------    -------------------    -------------------
                                         $       577,411,177    $        13,826,896    $        35,438,444    $        14,398,706
                                         ===================    ===================    ===================    ===================
   Balanced Strategy
   Diversified Equity Fund               $       105,572,383    $         1,626,210    $         3,543,151    $                --
   Special Growth Fund                            51,453,612              1,925,755              4,506,251              7,622,706
   Quantitative Equity Fund                      118,008,040              1,209,500              4,356,403                     --
   International Securities Fund                  95,914,262              1,477,537              6,943,369                     --
   Emerging Markets Fund                           7,734,523              2,235,039              1,309,275                     --
   Real Estate Securities Fund                    46,850,343              7,263,468              4,617,614              8,614,265
   Diversified Bond Fund                         225,348,419                303,287             19,135,648              2,698,080
   Multistrategy Bond Fund                       228,245,346                256,716             22,531,475              2,842,466
                                         -------------------    -------------------    -------------------    -------------------
                                         $       879,126,928    $        16,297,512    $        66,943,186    $        21,777,517
                                         ===================    ===================    ===================    ===================
   Moderate Strategy
   Short Duration Bond Fund              $        72,854,446    $         2,465,078    $         6,798,825    $           158,876
   Diversified Bond Fund                          64,505,090              3,459,862              6,876,081                999,800
                                         -------------------    -------------------    -------------------    -------------------
                                         $       137,359,536    $         5,924,940    $        13,674,906    $         1,158,676
                                         ===================    ===================    ===================    ===================
   Conservative Strategy
   Short Duration Bond Fund              $        45,728,417    $        14,074,980    $         7,472,470    $           187,675
   Diversified Bond Fund                          20,653,161              6,793,887              3,568,199                547,223
                                         -------------------    -------------------    -------------------    -------------------
                                         $        66,381,578    $        20,868,867    $        11,040,669    $           734,898
                                         ===================    ===================    ===================    ===================

   For the period ended October 31, 2005, the 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund or 2040 Strategy Fund did not own more than 5% of the voting securities in the Underlying Funds.

 94  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

5. FEDERAL INCOME TAXES

   The Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At October 31, 2005, the Funds had no capital loss carryforwards.

   At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                    EQUITY AGGRESSIVE      AGGRESSIVE          BALANCED           MODERATE         CONSERVATIVE
                                        STRATEGY            STRATEGY           STRATEGY           STRATEGY           STRATEGY
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments              $    881,517,808    $  1,995,457,486   $  3,126,072,136   $    831,330,924   $    495,858,050
                                    ================    ================   ================   ================   ================
   Unrealized Appreciation          $    128,526,584    $    257,431,257   $    348,960,963   $     65,738,774   $     27,911,209
   Unrealized Depreciation                        --            (551,738)        (7,625,637)        (6,205,647)        (5,647,833)
                                    ----------------    ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
     (Depreciation)                 $    128,526,584    $    256,879,519   $    341,335,326   $     59,533,127   $     22,263,376
                                    ================    ================   ================   ================   ================
   Undistributed Ordinary Income    $             --    $             --   $        112,184   $        740,718   $        400,981
   Undistributed Long-Term Capital
     Gains (Capital Loss
     Carryforward)                  $      8,098,684    $     12,238,086   $     21,481,688   $      4,920,743   $      2,410,307
   Tax Composition of
     Distributions
   Ordinary Income                  $      7,981,423    $     27,174,088   $     54,202,490   $     15,245,472   $     11,180,705
   Long-Term Capital Gains          $             --    $             --   $      6,352,562   $      1,695,439   $        885,961

                                           2010               2020               2030               2040
                                         STRATEGY           STRATEGY           STRATEGY           STRATEGY
   -----------------------------------------------------------------------------------------------------------
   Cost of Investments               $      4,799,218   $      4,550,464   $      4,460,722   $      4,703,347
                                     ================   ================   ================   ================
   Unrealized Appreciation           $         48,552   $         74,275   $         76,639   $         84,192
   Unrealized Depreciation                    (41,903)           (33,037)           (30,575)           (24,046)
                                     ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation
     (Depreciation)                  $          6,649   $         41,238   $         46,064   $         60,146
                                     ================   ================   ================   ================
   Undistributed Ordinary Income     $             18   $          2,170   $             --   $             43
   Undistributed Long-Term Capital
     Gains (Capital Loss
     Carryforward)                   $             --   $             --   $             --   $             --
   Tax Composition of Distributions
   Ordinary Income                   $         44,788   $         40,190   $         33,440   $         28,289
   Long-Term Capital Gains           $             --   $             --   $             --   $             --

                                               Notes to Financial Statements  95

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2005 and October 31, 2004 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   EQUITY AGGRESSIVE STRATEGY                     -----------------   -----------------   -----------------   -----------------
      Class A
      Proceeds from shares sold                               4,985               3,956   $          51,006   $          35,957
      Proceeds from reinvestment of
         distributions                                           57                  16                 580                 146
      Payments for shares redeemed                             (765)               (260)             (7,983)             (2,356)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 4,277               3,712              43,603              33,747
                                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                              10,044              12,340              98,816             107,801
      Proceeds from reinvestment of
         distributions                                          159                  91               1,559                 779
      Payments for shares redeemed                           (3,539)             (3,374)            (34,932)            (29,412)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 6,664               9,057              65,443              79,168
                                                  -----------------   -----------------   -----------------   -----------------
      Class D
      Proceeds from shares sold                               8,269              12,353              83,324             109,960
      Proceeds from reinvestment of
         distributions                                          234                 168               2,336               1,482
      Payments for shares redeemed                           (3,307)             (3,572)            (33,426)            (32,004)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,196               8,949              52,234              79,438
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                               5,740               7,666              57,676              68,614
      Proceeds from reinvestment of
         distributions                                          188                 180               1,871               1,591
      Payments for shares redeemed                           (4,018)            (10,021)            (40,455)            (89,981)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,910              (2,175)             19,092             (19,776)
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               5,235               5,868              53,376              52,957
      Proceeds from reinvestment of
         distributions                                          145                 109               1,462                 974
      Payments for shares redeemed                           (4,603)             (4,692)            (46,678)            (41,945)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase(decrease)                                    777               1,285               8,160              11,986
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              18,824              20,828   $         188,532   $         184,563
                                                  =================   =================   =================   =================

 96  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   AGGRESSIVE STRATEGY                            -----------------   -----------------   -----------------   -----------------
      Class A
      Proceeds from shares sold                              19,250              12,939   $         204,394   $         124,598
      Proceeds from reinvestment of
         distributions                                          373                 103               3,957               1,008
      Payments for shares redeemed                           (1,712)               (506)            (18,244)             (4,896)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                17,911              12,536             190,107             120,710
                                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                              21,081              19,726             222,508             188,886
      Proceeds from reinvestment of
         distributions                                          408                 289               4,282               2,791
      Payments for shares redeemed                           (7,239)             (5,656)            (76,417)            (53,981)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                14,250              14,359             150,373             137,696
                                                  -----------------   -----------------   -----------------   -----------------
      Class D
      Proceeds from shares sold                              13,472              22,477             143,069             217,015
      Proceeds from reinvestment of
         distributions                                          718                 450               7,615               4,386
      Payments for shares redeemed                           (3,132)             (2,974)            (33,301)            (28,740)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                11,058              19,953             117,383             192,661
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                              10,265              12,109             109,709             116,639
      Proceeds from reinvestment of
         distributions                                          547                 399               5,800               3,876
      Payments for shares redeemed                           (5,503)             (7,178)            (58,370)            (69,050)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,309               5,330              57,139              51,465
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               9,469              11,280             101,117             109,104
      Proceeds from reinvestment of
         distributions                                          450                 302               4,795               2,949
      Payments for shares redeemed                           (6,457)             (4,333)            (69,044)            (41,980)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase(decrease)                                  3,462               7,249              36,868              70,073
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              51,990              59,427   $         551,870   $         572,605
                                                  =================   =================   =================   =================

                                               Notes to Financial Statements  97

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   BALANCED STRATEGY                              -----------------   -----------------   -----------------   -----------------
      Class A
      Proceeds from shares sold                              29,097              21,684   $         314,909   $         217,864
      Proceeds from reinvestment of
         distributions                                          853                 236               9,211               2,379
      Payments for shares redeemed                           (3,172)               (960)            (34,395)             (9,597)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                26,778              20,960             289,725             210,646
                                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                              35,069              30,947             377,639             308,764
      Proceeds from reinvestment of
         distributions                                        1,129                 758              12,115               7,536
      Payments for shares redeemed                          (11,516)             (9,413)           (123,958)            (93,840)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                24,682              22,292             265,796             222,460
                                                  -----------------   -----------------   -----------------   -----------------
      Class D
      Proceeds from shares sold                              19,279              27,719             208,441             278,061
      Proceeds from reinvestment of
         distributions                                        1,491                 991              16,117               9,935
      Payments for shares redeemed                           (4,998)             (4,429)            (54,139)            (44,562)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                15,772              24,281             170,419             243,434
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                              12,088              15,502             131,403             155,584
      Proceeds from reinvestment of
         distributions                                          975                 886              10,536               8,853
      Payments for shares redeemed                           (7,312)            (19,006)            (79,228)           (190,604)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,751              (2,618)             62,711             (26,167)
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              15,450              19,356             168,328             194,884
      Proceeds from reinvestment of
         distributions                                          966                 685              10,478               6,888
      Payments for shares redeemed                          (10,535)             (7,762)           (114,433)            (78,330)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase(decrease)                                  5,881              12,279              64,373             123,442
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              78,864              77,194   $         853,024   $         773,815
                                                  =================   =================   =================   =================

 98  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   MODERATE STRATEGY                              -----------------   -----------------   -----------------   -----------------
      Class A
      Proceeds from shares sold                               6,610               3,834   $          71,204   $          39,433
      Proceeds from reinvestment of
         distributions                                          174                  57               1,873                 592
      Payments for shares redeemed                             (805)               (523)             (8,659)             (5,380)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,979               3,368              64,418              34,645
                                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                               6,585               7,479              70,482              76,703
      Proceeds from reinvestment of
         distributions                                          244                 163               2,608               1,677
      Payments for shares redeemed                           (3,808)             (3,239)            (40,766)            (33,207)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,021               4,403              32,324              45,173
                                                  -----------------   -----------------   -----------------   -----------------
      Class D
      Proceeds from shares sold                               6,568              10,719              70,858             110,616
      Proceeds from reinvestment of
         distributions                                          555                 354               5,969               3,665
      Payments for shares redeemed                           (2,691)             (2,263)            (29,020)            (23,166)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 4,432               8,810              47,807              91,115
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                               5,891               6,293              63,511              64,629
      Proceeds from reinvestment of
         distributions                                          315                 218               3,384               2,243
      Payments for shares redeemed                           (3,682)             (3,822)            (39,546)            (39,271)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,524               2,689              27,349              27,601
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               3,750               5,323              40,502              54,914
      Proceeds from reinvestment of
         distributions                                          234                 167               2,522               1,728
      Payments for shares redeemed                           (3,630)             (2,778)            (39,175)            (28,724)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase(decrease)                                    354               2,712               3,849              27,918
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              16,310              21,982   $         175,747   $         226,452
                                                  =================   =================   =================   =================

                                               Notes to Financial Statements  99

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   CONSERVATIVE STRATEGY                          -----------------   -----------------   -----------------   -----------------
      Class A
      Proceeds from shares sold                               2,486               1,577   $          26,647   $          16,639
      Proceeds from reinvestment of
         distributions                                           73                  22                 778                 229
      Payments for shares redeemed                             (732)               (184)             (7,843)             (1,937)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,827               1,415              19,582              14,931
                                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                               3,968               3,975              42,285              41,731
      Proceeds from reinvestment of
         distributions                                          141                  91               1,500                 954
      Payments for shares redeemed                           (2,967)             (2,168)            (31,652)            (22,715)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,142               1,898              12,133              19,970
                                                  -----------------   -----------------   -----------------   -----------------
      Class D
      Proceeds from shares sold                               3,749               6,212              40,350              65,717
      Proceeds from reinvestment of
         distributions                                          340                 229               3,648               2,427
      Payments for shares redeemed                           (2,503)             (1,600)            (26,877)            (16,889)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,586               4,841              17,121              51,255
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                               2,650               3,147              28,397              33,167
      Proceeds from reinvestment of
         distributions                                          440                 417               4,708               4,398
      Payments for shares redeemed                           (3,570)             (5,031)            (38,291)            (53,005)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (480)             (1,467)             (5,186)            (15,440)
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               2,080               2,026              22,426              21,477
      Proceeds from reinvestment of
         distributions                                          110                  84               1,174                 886
      Payments for shares redeemed                           (2,072)             (1,571)            (22,363)            (16,652)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase(decrease)                                    118                 539               1,237               5,711
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               4,193               7,226   $          44,887   $          76,427
                                                  =================   =================   =================   =================

 100  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                      SHARES              DOLLARS
                                                                 -----------------   -----------------
                                                                       2005                2005
   2010 STRATEGY                                                 -----------------   -----------------
      Class A**
      Proceeds from shares sold                                                 98   $           1,000
      Proceeds from reinvestment of distributions                               --                   5
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                   98               1,005
                                                                 -----------------   -----------------
      Class D*
      Proceeds from shares sold                                                174               1,751
      Proceeds from reinvestment of distributions                                2                  13
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  176               1,764
                                                                 -----------------   -----------------
      Class E*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                  12
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,012
                                                                 -----------------   -----------------
      Class S*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                  14
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,014
                                                                 -----------------   -----------------
      Total increase (decrease)                                                476   $           4,795
                                                                 =================   =================

                                              Notes to Financial Statements  101

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                      SHARES              DOLLARS
                                                                 -----------------   -----------------
                                                                       2005                2005
   2020 STRATEGY                                                 -----------------   -----------------
      Class A**
      Proceeds from shares sold                                                 97   $           1,000
      Proceeds from reinvestment of distributions                                1                   4
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                   98               1,004
                                                                 -----------------   -----------------
      Class D*
      Proceeds from shares sold                                                270               2,722
      Proceeds from reinvestment of distributions                                1                  12
      Payments for shares redeemed                                            (119)             (1,219)
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  152               1,515
                                                                 -----------------   -----------------
      Class E*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                  11
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,011
                                                                 -----------------   -----------------
      Class S*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                  13
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,013
                                                                 -----------------   -----------------
      Total increase (decrease)                                                452   $           4,543
                                                                 =================   =================

 102  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                      SHARES              DOLLARS
                                                                 -----------------   -----------------
                                                                       2005                2005
   2030 STRATEGY                                                 -----------------   -----------------
      Class A**
      Proceeds from shares sold                                                 97   $           1,000
      Proceeds from reinvestment of distributions                               --                   4
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                   97               1,004
                                                                 -----------------   -----------------
      Class D*
      Proceeds from shares sold                                                141               1,423
      Proceeds from reinvestment of distributions                                1                   9
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  142               1,432
                                                                 -----------------   -----------------
      Class E*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                   9
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,009
                                                                 -----------------   -----------------
      Class S*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                  11
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,011
                                                                 -----------------   -----------------
      Total increase (decrease)                                                441   $           4,456
                                                                 =================   =================

                                              Notes to Financial Statements  103

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                      SHARES              DOLLARS
                                                                 -----------------   -----------------
                                                                       2005                2005
   2040 STRATEGY                                                 -----------------   -----------------
      Class A**
      Proceeds from shares sold                                                 97   $           1,000
      Proceeds from reinvestment of distributions                               --                   3
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                   97               1,003
                                                                 -----------------   -----------------
      Class D*
      Proceeds from shares sold                                                167               1,686
      Proceeds from reinvestment of distributions                                1                   8
      Payments for shares redeemed                                              (2)                (16)
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  166               1,678
                                                                 -----------------   -----------------
      Class E*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                   8
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,008
                                                                 -----------------   -----------------
      Class S*
      Proceeds from shares sold                                                100               1,000
      Proceeds from reinvestment of distributions                                1                  10
      Payments for shares redeemed                                              --                  --
                                                                 -----------------   -----------------
      Net increase (decrease)                                                  101               1,010
                                                                 -----------------   -----------------
      Total increase (decrease)                                                465   $           4,699
                                                                 =================   =================

       * For the period January 1, 2005 (commencement of operations) to October 31, 2005.

      ** For the period September 1, 2005 (commencement of operations) to
         October 31, 2005.

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 21, 2005 and is expected to be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2005.

 104  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

8. RECORD OWNERSHIP

   As of October 31, 2005, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

                   FUNDS                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Equity Aggressive Strategy                      2                   33.4
   Aggressive Strategy                             1                   20.4
   Balanced Strategy                               1                   18.9
   Moderate Strategy                               1                   26.4
   Conservative Strategy                           2                   46.1
   2010 Strategy                                   2                   98.5
   2020 Strategy                                   2                   97.8
   2030 Strategy                                   1                   90.6
   2040 Strategy                                   2                   99.9

                                              Notes to Financial Statements  105

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund, and 2040 Strategy Fund (nine of the portfolios constituting Frank Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended for Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, and Conservative Strategy Fund and for the period from January 1, 2005 (commencement of operations) through October 31, 2005 for 2010 Strategy Fund, 2020 Strategy Fund, 2030 Strategy Fund, and 2040 Strategy Fund, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 20, 2005

 106  Report of Independent Registered Public Accounting Firm

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

TAX INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

For the tax year ended October 31, 2005, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Equity Aggressive Strategy                        67.9%
Aggressive Strategy                               33.7%
Balanced Strategy                                 18.1%
Moderate Strategy                                 11.8%
Conservative Strategy                              5.4%
2010 Strategy                                      9.3%
2020 Strategy                                     11.9%
2030 Strategy                                     17.6%
2040 Strategy                                     24.1%

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2005:

                                      TOTAL LONG-TERM
                                       CAPITAL GAINS
                                    -------------------
Balanced Strategy                   $         6,352,562
Moderate Strategy                             1,695,439
Conservative Strategy                           885,961

Please consult a tax advisor for any questions about federal or state income tax laws.

                                                            Tax Information  107

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with FRIMCo and the portfolio management contract (together, the "investment advisory agreements") with each Money Manager of the Underlying Funds at a meeting held on February 23, 2005. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Funds and the Underlying Funds, sales and redemptions of the Funds' and the Underlying Funds' shares, and the management of the Funds and the Underlying Funds by FRIMCo. In preparation for the annual review, the Board, with the advice and assistance of independent counsel, also received and considered (1) information and reports prepared by FRIMCo relating to the services provided by FRIMCo (and its affiliates) to the Funds and the Underlying Funds, including information requested by the Trustees, and (2) information received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds and the Underlying Funds (collectively, the "Agreement Renewal Information").

Prior to voting, the Independent Trustees reviewed the proposed continuance of the investment advisory agreements with management and independent counsel and received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances. The Independent Trustees also reviewed the proposed continuance in a private session with independent counsel at which no representatives of FRIMCo or management were present. The discussion below reflects both of these reviews.

In evaluating the advisory agreement with FRIMCo and the portfolio management contracts with the Money Managers of the Underlying Funds, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. All Underlying Funds have multiple Money Managers.

The Board considered that FRIMCo (rather than any Money Manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for each Underlying Fund. Assets of each Underlying Fund have been allocated among multiple Money Managers.

FRIMCo is responsible for selecting Money Managers for each Underlying Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by FRIMCo in accordance with the Underlying Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Underlying Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Underlying Fund. The performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by FRIMCo in the Underlying Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund and Underlying Fund over appropriate periods reflects in great part the performance of FRIMCo in designing the Underlying Fund's investment program, structuring Underlying Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

 108  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

The Board also considered that the prospectuses for the Funds and Underlying Funds emphasize to investors FRIMCo's role as the principal investment manager for each Fund and Underlying Fund, rather than the investment selection role of the Underlying Funds' Money Managers, and describe the manner in which the Funds and Underlying Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

In addition to these general factors relating to the manager of managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the advisory agreement with FRIMCo, including the following:

1. The nature, scope and quality of the services provided to the Fund and the Underlying Funds by FRIMCo;

2. The advisory fee paid by the Fund or Underlying Fund to FRIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3. Information provided by FRIMCo as to other fees and benefits received by FRIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by FRIMCo as to investment advisory fees paid by Comparable Funds;

5. Information provided by FRIMCo as to expenses incurred by the Fund or Underlying Fund;

6. Information provided by FRIMCo as to the profits that FRIMCo derives from its mutual fund operations generally and from each Fund and Underlying Fund; and

7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's or Underlying Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Funds and Underlying Funds.

On the basis of the information received, the Board, in respect of each Fund and Underlying Fund, found the advisory fees charged and costs and expenses incurred by FRIMCo to be fair and reasonable; after giving effect to waivers and/or reimbursements; and considering the composition of the Comparable Funds, the relative performance and expense ratio of the Fund or Underlying Fund were comparable to those of peer funds; FRIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and FRIMCo's profitability with respect to the Fund or Underlying Fund was reasonable in light of the nature, scope and quality of the services provided by FRIMCo.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on December 6, 2004 that the investment advisory fees for each Fund and Underlying Fund appropriately reflect any economies of scale realized by that Fund or Underlying Fund. Its findings at the earlier meeting were based upon information and analyses prepared by FRIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager of managers structure employed by most Underlying Funds relevant to the Board's deliberations, and took into consideration the Funds' and Underlying Funds' rising costs of compliance with applicable laws, rules and regulations.

The Trustees considered that fees payable to FRIMCo by institutional clients with investment objectives similar to those of Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Underlying Funds. FRIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and Underlying Funds. For example, institutional clients have fewer administrative needs than the Underlying Funds. It was further noted that since the Underlying Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each such Fund or Underlying Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of such Fund or Underlying Fund selected by its shareholders in purchasing their shares.

With respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from FRIMCo reporting for each Money Manager, among other things, the Money Manager's performance

                        Basis for Approval of Investment Advisory Contracts  109

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

over various periods; FRIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and the Funds, the Underlying Funds, FRIMCo or FRIMCo's affiliates; and FRIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. FRIMCo recommended that each Money Manager be retained at its current fee rate. FRIMCo advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the investment advisory agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with FRIMCo; FRIMCo is aware of the fees charged by Money Managers to other clients; and FRIMCo believes that the fees agreed upon with Money Managers are fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted FRIMCo's explanation in light of the Board's findings as to the fairness and reasonableness of the aggregate investment advisory fees paid by each Fund and Underlying Fund and the fact that each Money Manager's fee is paid by FRIMCo.

Based substantially upon FRIMCo's recommendations together with the information received from FRIMCo in support of its recommendations, the Board concluded that the fees paid to the Money Managers of each Underlying Fund were fair and reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Underlying Fund was in the interests of shareholders.

In their deliberations, the Trustees did not identify any particular information as to the investment advisory agreement with FRIMCo or, other than FRIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

At a meeting held on March 24, 2005, the Trustees received proposals from FRIMCo to effect certain Money Manager changes for the International Securities Fund; and at a meeting held on May 17, 2005 received proposals from FRIMCo to effect certain Money Manager changes for the Special Growth Fund. In the case of each such Underlying Fund, the Trustees approved the terms of the proposed portfolio management agreements with the successor Money Manager(s) based substantially upon FRIMCo's recommendation; its explanation as to the lack of relevance of profitability to the evaluation of portfolio management agreements with Money Managers; and its belief that the proposed investment advisory fees for the successor Money Manager(s) would be fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the February 23, 2005 meeting as to the fairness and reasonableness of the aggregate investment advisory fees paid by each affected Underlying Fund, and the fact that the aggregate investment advisory fees paid by such Underlying Fund would not increase as a result of the implementation of any proposed Money Manager change because each Money Manager's investment advisory fee is paid by FRIMCo.

At a meeting held on May 17, 2005, the Trustees received a proposal from FRIMCo to manage directly approximately 5% of the assets of the Diversified Equity Fund (a "Participating Fund") utilizing a "select holdings strategy" pursuant to the terms of the Advisory Agreement between the Underlying Fund and FRIMCo; at a meeting held on August 23, 2005, the Trustees received a proposal from FRIMCo to manage directly approximately 5% of the assets of the Equity Q Fund (also a "Participating Fund") utilizing the same select holdings strategy; and at a meeting held on November 15, 2005, the Trustees received a proposal from FRIMCo to increase the percentage of each Participating Fund's assets that may be managed by FRIMCo utilizing the select holdings strategy to 10%, the actual allocation to be determined by each Participating Fund's portfolio manager. Under this strategy, FRIMCo analyzes the stocks purchased for a Participating Fund by each of the Underlying Fund's Money Managers to identify particular stocks that are concurrently overweighted by two or more of the Money Managers. FRIMCo uses a proprietary model to rank these stocks. Based on this ranking, FRIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund's exposure to stocks that are collectively viewed as attractive by multiple Money Managers to the Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund's holdings. The Trustees received and considered information from FRIMCo regarding the potential enhancements to the Participating Funds' performance based upon FRIMCo's limited experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that FRIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by FRIMCo generally and from each Participating Fund consequently may increase incrementally. The Board, however, considered FRIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by FRIMCo pursuant to the select holdings

 110  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

strategy; the fact that the aggregate investment advisory fees paid the Participating Fund would not increase as a result of the implementation of the select holdings strategy; and its findings at the meeting held on February 23, 2005 that the aggregate fees payable by the Participating Fund are fair and reasonable. Based upon the Agreement Renewal Information received from FRIMCo at the meeting held on February 23, 2005 and information concerning implementation of the select holdings strategy received from FRIMCo at the meetings held on February 23, 2005, May 17, 2005, August 23, 2005 and November 15, 2005 the Board in the case of the Participating Funds accepted FRIMCo's select holdings strategy proposals, concluding in doing so that the investment advisory fees paid to FRIMCo by such Underlying Fund under its advisory agreement with FRIMCo continue to be fair and reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by FRIMCo.

                        Basis for Approval of Investment Advisory Contracts  111

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to our Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available
(i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to FRIMCo, as FRIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Fund at (800)787-7354.

 112  Shareholder Requests for Additional Information

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Lynn L. Anderson,   Trustee since     Appointed until  - Vice Chairman, FRC                  39         - Trustee, The
  Born April 22,      1987              successor is     - Trustee, FRIC and RIF                            SSgA Funds
  1939                                  duly elected     - Until 2005, Chairman of the                      (investment
                                        and qualified      Board, FRIC and RIF                              company)
  909 A Street                                           - CEO, Russell Fund
  Tacoma, Washington                                       Distributors, Inc.
  98402-1616                                               (broker-dealer "RFD"))
                                                         - President and Chairman of
                                                           the Board, SSgA Funds
                                                           (investment company)
                                                         - Chairman of the Board, FRTC
                                                         - Until July 2004, Director,
                                                           Frank Russell Investments
                                                           (Ireland) Limited (Irish
                                                           limited company) and Frank
                                                           Russell Investments (Cayman)
                                                           Ltd. (manager of variable
                                                           capital investment
                                                           companies)
                                                         - Until October 2002,
                                                           President and CEO, FRIC and
                                                           RIF
                                                         - Until January 2005, Chairman
                                                           of the Board, RFD and FRIMCo
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         - None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified.   - Trustee, FRIC and RIF
                                                         - Director, FRTC; Frank
  909 A Street                                             Russell Investments (Suisse)
  Tacoma, Washington                                       S.A. (global investment
  98402-1616                                               services); Frank Russell
                                                           Company Limited (consultant
                                                           to institutional investors
                                                           in Europe and the UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Frank
                                                           Russell Investments
                                                           (Delaware), Inc. (general
                                                           partner in various limited
                                                           partnerships ("FRIDI"))
----------------------------------------------------------------------------------------------------------------------------



* Each of Messrs. Anderson and Phillips is also an officer and/or director of one or more an affiliates of FRIC and RIF and is therefore an interested trustee.

                             Disclosure of Information about Fund Directors  113

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                                        and qualified      consulting)
 909 A Street                                            - February 2002 to June 2005,
 Tacoma, Washington                                        Lead Trustee, FRIC and RIF
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company);
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy,  Trustee since     Appointed until  - June 2004 to present, Senior        39         - Director,
 Born June 6, 1946    2003              successor is       Vice President and Chief                         Gold Banc
                                        duly elected       Financial Officer, Waddell &                     Corporation,
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.                             Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine,       Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee since     Appointed until  - Retired since 1995                  39         None
 Born October 6,      1984              successor is
 1930                                   duly elected
                      Chairman of the   and qualified
 909 A Street         Nominating and
 Tacoma, Washington   Governance        Appointed until
 98402-1616           Committee since   successor is
                      2005              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------

 114  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.,       2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - February 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                                        and qualified      Value Fund
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  115

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             FRIMCo
  Tacoma, Washington                                     - Chairman Emeritus, FRIC and
  98402-1616                                               RIF; Frank Russell
                                                           Securities, Inc.
                                                           (broker-dealer and
                                                           investment adviser ("FRS"));
                                                           Russell 20-20 Association
                                                           (non-profit corporation);
                                                           and Frank Russell Trust
                                                           Company (non-depository
                                                           trust company ("FRTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

 116  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
LIFEPOINTS(R) FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers,                Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born December 16, 1966         Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2005              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington 98402-1616                                       Policy
                                                                   - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, FRIMCo
                                Officer since     qualified by     - Chairman of the Board and President, RFD and Russell
 909 A Street                   2004              Trustees           Insurance Agency, Inc. (insurance agency ("RIA"))
 Tacoma, Washington 98402-1616                                     - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer and Chief Accounting Officer, FRIC and RIF
 Born November 26, 1963         Chief Accounting  is chosen and    - Director, Funds Administration, FRIMCo, FRTC and RFD
                                Officer since     qualified by     - Treasurer and Principal Accounting Officer, SSgA
 909 A Street                   1998              Trustees           Funds
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, FRIC, RIF, FRC, FRTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, FRIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, FRIC and
 909 A Street                                                        RIF
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - General Counsel and Managing Director of Law and
 Born October 8, 1941           General Counsel   by Trustees        Government Affairs, Secretary, FRC
                                since 1994
 909 A Street
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  117

LIFEPOINTS(R) FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Lynn L. Anderson
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Lee C. Gingrich
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer (effective May 17, 2005) Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISER, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS OF UNDERLYING FUNDS AS OF OCTOBER 31, 2005

Diversified Equity Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 Ark Asset Management Co., Inc., New York, NY
 Institutional Capital Corporation, Chicago, IL
 Marsico Capital Management, LLC, Denver, CO
 MFS Institutional Advisors, Inc., Boston, MA
 Montag & Caldwell, Inc., Atlanta, GA
 Schneider Capital Management Corporation, Wayne, PA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Quantitative Equity Fund
 Aronson + Johnson + Ortiz, LP, Philadelphia, PA
 Franklin Portfolio Associates LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

Special Growth Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Nicholas-Applegate Capital Management LLC, San Diego, CA
 TimesSquare Capital Management LLC, New York, NY
 Tygh Capital Management, Inc., Portland, OR

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate division,
   Dallas, TX
 RREEF America L.L.C., Chicago, IL

International Securities Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

 118  Manager, Money Managers and Service Providers

LIFEPOINTS(R) FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

Emerging Markets Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 Arrowstreet Capital, Limited Partnership, Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 T. Rowe Price International, Inc., Baltimore, MD
 Wells Capital Management Inc., San Francisco, CA

Diversified Bond Fund
 Bear Stearns Asset Management Inc., New York, NY
 Lehman Brothers Asset Management LLC, Chicago, IL
 Pacific Investment Management Company LLC, Newport Beach, CA
 Western Asset Management Company, Pasadena, CA

Multistrategy Bond Fund
 Bear Stearns Asset Management Inc., New York, NY
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Morgan Stanley Investment Management Inc., West Conshohocken, PA
 Pacific Investment Management Company LLC, Newport Beach, CA

Short Duration Bond Fund
 Merganser Capital Management L.P., Boston, MA
 Pacific Investment Management Company LLC, Newport Beach, CA

 STW Fixed Income Management, Carpinteria, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                              Manager, Money Managers and Service Providers  119

                      (This page intentionally left blank)

(RUSSELL LOGO)

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402
800-787-7354
Fax: 253-591-3495

www.russell.com                                               36-08-022(1 10/05)

(INSTITUTIONAL FUNDS)

2005 ANNUAL REPORT

CLASS E, I, AND Y SHARES:


EQUITY I FUND

EQUITY II FUND

EQUITY Q FUND

INTERNATIONAL FUND

FIXED INCOME I FUND

FIXED INCOME III FUND



CLASS C, E, AND S SHARES:


EMERGING MARKETS FUND

REAL ESTATE SECURITIES FUND

SHORT DURATION BOND FUND (formerly Short Term Bond Fund)


CLASS C, E, I, AND S SHARES:


SELECT GROWTH FUND

SELECT VALUE FUND

OCTOBER 31, 2005

                                                                  (RUSSELL LOGO)

Frank Russell Investment Company

Frank Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on eleven of these Funds.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                        Frank Russell Investment Company

                              Institutional Funds

                                 Annual Report

                                October 31, 2005

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Equity I Fund........................................................         8

Equity II Fund.......................................................        18

Equity Q Fund........................................................        32

International Fund...................................................        42

Fixed Income I Fund..................................................        62

Fixed Income III Fund................................................        88

Emerging Markets Fund................................................       120

Real Estate Securities Fund..........................................       134

Short Duration Bond Fund.............................................       142

Select Growth Fund...................................................       162

Select Value Fund....................................................       172
Notes to Schedules of Investments....................................       181

Statement of Assets and Liabilities..................................       182

Statement of Operations..............................................       186

Statement of Changes in Net Assets...................................       188

Financial Highlights.................................................       192

Notes to Financial Highlights........................................       204

Notes to Financial Statements........................................       205

Report of Independent Registered Public Accounting Firm..............       232

Tax Information......................................................       233

Basis for Approval of Investment Advisory Contracts..................       234

Shareholder Requests for Additional Information......................       237

Disclosure of Information about Fund Directors.......................       238

Manager, Money Managers and Service Providers........................       243

Copyright (c) Frank Russell Company 2005. All rights reserved.


The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Indexes are unmanaged and cannot be invested in directly.


FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.


Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



Thank you for selecting Russell to help provide for your financial security. As you read Frank Russell Investment Company's 2005 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2006, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

FRANK RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2005 (UNAUDITED)

U.S. EQUITY MARKETS

Though the 2004 presidential election provided a boost to the markets at the start of the fiscal year, stocks made little headway in the first half of the fiscal year as concerns of high oil prices and rising interest rates offset generally strong economic and corporate earnings data. But despite even higher energy costs, rising inflationary pressures, further interest rate hikes by the Federal Reserve, the economic disruptions of hurricanes Rita and Katrina and a sharp fall-off in consumer confidence, stocks were surprisingly resilient in the second half of the fiscal year. For the fiscal year ending October 31, 2005, the Russell 3000(R) Index gained 10.55%.

Sector leadership in the first half of the fiscal year was dominated by energy and utilities. As in the previous year, energy stocks dominated the market due to strong global demand for energy. Towards the end of the fiscal year, hurricanes Katrina and Rita provided another boost to energy sectors as damage to the natural gas and petroleum refining and distribution infrastructure caused further spikes in energy prices. Despite a subsequent decline in oil prices and a sharp sell-off in energy stocks in October, the integrated oil and other energy sectors strongly led the U.S. equity market in the fiscal year. Other sectors also performed well in the second half, including technology and healthcare. As a result, the market environment for active management improved in the second half of the fiscal year as the rally in equities broadened beyond the energy and utilities sectors.

While lagging far behind energy stocks, consumer staples stocks also outperformed in the fiscal year due to their defensive, stable growth qualities. Biotechnology and non-pharmaceutical healthcare stocks also fared well. In contrast, materials and consumer discretionary stocks lost favor with investors. Though the housing market remained strong, providing support for consumer spending, real estate prices appeared to ease towards the end of the fiscal year as higher energy and mortgage financing costs weakened consumer confidence. Retail and housing-related stocks fell to end the fiscal year among the worst performers. Despite rebounding in the second half of the year, technology stocks also lagged in the fiscal year as rising competitive pressures and generally lackluster earnings outlooks held back large capitalization technology stocks.

Small capitalization companies outperformed large capitalization companies, as measured by the 12.08% return of the Russell 2000(R) Index versus 10.47% for the Russell 1000(R) Index for the fiscal year ended October 31, 2005. Though their lead narrowed over the 12 months, small capitalization companies have outperformed large capitalization companies for the last seven years. Small capitalization companies continued to benefit from narrow credit spreads (which allow companies to borrow money at more favorable rates). They also benefited from strong performance of stocks in the energy, healthcare and utilities sectors and the improving performance of technology-related companies. Companies of higher financial quality continued to underperform the broader market as represented by the Russell 3000(R) Index, while higher beta and lower dividend yield companies on the whole outperformed the broader market.

Style continued to play an important role in equity returns. Value stocks outperformed growth stocks, though the margin of outperformance was smaller than in recent years. The Russell 1000(R) Value Index returned 11.86% for the fiscal year, compared with 8.81% for the Russell 1000(R) Growth Index. Investors' continued

 4  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

preference for energy-related and utility stocks over technology stocks, strongly favored value stocks in the first half of the fiscal year. But growth stocks performed better in the second half of the fiscal year due to rebounds by technology and biotechnology and health care service-related stocks.

The fiscal year ending October 31, 2005 was relatively difficult for active managers given the outstanding performance of the energy sectors, which many active managers were underweight. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 2.14% while the Lipper Large Cap Value Funds Average underperformed the Russell 1000(R) Value Index by 2.18%. Active management fared better in the growth segment where the Lipper Large Cap Growth Funds Average beat the Russell 1000(R) Growth Index by 1.28%. The environment for active small capitalization investing was also more favorable: the Lipper Small-Cap Core Funds Average beat the Russell 2000(R) Index by 1.16%.

Note:  Lipper returns are net of fees while the index returns are gross of fees.

U.S. REAL ESTATE MARKETS

The public real estate investment trust (REIT) market continued to deliver strong performance as the NAREIT Equity REIT Index returned 17.92% in the fiscal year ending October 31, 2005. Though interest rates rose during the fiscal year, they remained low relative to historical levels. The REIT market was further supported by improving property market supply and demand fundamentals and an active mergers and acquisitions environment.

Elevated volatility continued to dominate the REIT market. Because yield-oriented investors are a major constituent in the REIT market, the market was highly sensitive to changes in long-term interest rates and shifts in sentiment regarding the direction of rates. During the fiscal year, the spread of average REIT dividend yields to 10-year Treasury yields was compressed, making REITs vulnerable to pricing adjustments based on changes in the outlook for interest rates.

Improvements in real estate fundamentals resulted in higher average occupancy rates and rents which contributed to solid growth in REIT earnings and positive performance for most sectors. The strongest performing sectors were self storage and apartments. The self storage sector was attractive due to relative valuations and earnings growth. Apartments benefited from expectations that higher mortgage interest rates would dampen purchases of entry-level single-family homes and boost demand for apartments. Other sectors that outperformed the benchmark included office, regional malls and diversified. The weakest performing sectors included manufactured homes, health care, shopping centers, industrial and mixed industrial/office.

Investors favored larger capitalization REITs during the fiscal year. The NAREIT Real Estate 50, a benchmark of larger and more frequently traded REITs, returned 19.79%. These companies benefited from their better liquidity, more favorable balance sheets and stronger earnings growth prospects.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 18.59% as measured by the MSCI EAFE Index for the fiscal year ended October 31, 2005. The performance of non-U.S. stocks was even more impressive given that the strong U.S. dollar muted returns for U.S. investors. The MSCI EAFE Index rose 25.64% as measured in local currencies over the 12-month period.

Non-U.S. stocks benefited from steady global growth and improved corporate earnings; however, regional returns showed considerable variation. While the U.S. economy continued to set the tempo for global markets, China's economic growth also had a strong influence, particularly in the Pacific Basin. Japan achieved the strongest returns of the major countries, with the MSCI Japan Index up 22.29% in the fiscal year. Japan's improving economy, increased corporate and consumer spending and demand from China boosted stocks. In

                                                               Market Summary  5

FRANK RUSSELL INVESTMENT COMPANY

addition, investors believed that Prime Minister Koizumi's landslide victory in the September 2005 election increased the likelihood of structural reform intended to accelerate economic growth. The Japanese market was led by strong gains in the financial sector. Japanese banks were expected to further benefit from the improving domestic economy. Japanese materials and energy sectors also performed well in the period.

Europe lagged Asia, though the MSCI Europe Index achieved a still impressive 16.84% return over the fiscal year. Smaller markets, such as Norway and Austria, fared best, helped by very strong gains from their energy stocks. Despite good results from energy, materials and financials stocks, the Euro zone's (European Union countries that have adopted the Euro as common currency) larger markets of Germany and France delivered below average returns, held back by poorly performing technology and telecommunications stocks. Elsewhere, the U.K. also lagged the European region with a gain of 14.22% (MSCI UK). The U.K. underperformed due to weakness among its financials and telecommunication stocks. While the Euro zone showed small signs of economic improvement over the fiscal year, the U.K. economy slowed down, causing the Bank of England to cut interest rates towards the end of the period.

Markets not represented in the MSCI EAFE Index, but commonly included in non-US stock portfolios, offered significant opportunities for gains during the period. Canadian stocks rose 24.13% (MSCI Canada). Developing markets provided additional opportunity as the MSCI Emerging Markets Index rose 34.34%. These markets benefited from heavy weightings in energy and materials stocks.

With market participants focused on rising energy costs and China's strong economic growth, the performance of economic sectors was aligned with these themes. Across the non-U.S. markets, industrial cyclicals were the top performers. The materials sector, led by metals and mining stocks, was the strongest sector, up 29.12% (MSCI EAFE Materials) The energy sector followed with a 25.46% (MSCI EAFE Energy) gain and the industrial sector also fared well, up 25.09% (MSCI EAFE Industrials). In contrast, technology and telecommunications were the worst performing sectors over the period, with gains of only 3.45% (MSCI EAFE Information Technology) and 5.48% (MSCI EAFE Telecommunications Services), respectively. The diverse pressures on these underperforming sectors included increased competition, falling prices, restructuring charges and rising inventories. Sharply higher energy costs also cut into profit margins as the fiscal year progressed.

With the value segment of the MSCI EAFE index more weighted towards industrial cyclicals and financials, the environment was slightly more favorable for value-oriented investors; however, the margin of outperformance was relatively small. The MSCI EAFE Value Index rose 19.16%, compared with 18.03% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over their larger capitalization peers with the MSCI EAFE Small Cap Index up 37.29% in the period.

Despite their traditional bias towards smaller capitalization stocks, as well as the tendency to hold emerging markets and Canadian stocks, actively-managed international funds found the past fiscal year a challenging period. The average fund, as measured by the Lipper International Funds Average, lagged the MSCI EAFE Index over the period by 0.81%.

EMERGING MARKETS


Emerging Markets was the best-performing asset class in the fiscal year with the MSCI Emerging Markets Index up a strong 34.34%. The devastating tsunami that affected much of South Asia in late December 2004 had little impact on the markets of the region, with the exception of Sri Lanka, whose market lost 10% of its value in the last week of December. China's move to revalue its currency (allowing it to rise 2.11% against the US dollar), also had a limited effect on the currencies and markets in the region. Widespread declines in stock prices in March and October across the emerging markets, caused by rising U.S. interest rates and a

 6  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

slowdown in Chinese growth, also proved to be short-lived. Overall, these markets benefited from strong demand for energy and other raw materials, healthier local economies, corporate earnings gains, improving governance and attractive valuations relative to other asset classes. Given the substantial gains relative to the U.S. and non-U.S. developed markets in the fiscal year, the valuation discount of emerging markets narrowed.

Regionally, Latin America was the top performer, returning 61.55% (MSCI EM Latin America). EMEA (Europe, Middle East and Africa) also outperformed, returning 39.27% (MSCI EM Europe, Middle East & Africa). In contrast, Asia lagged, returning 23.63% (MSCI EM Asia). Top country performers were some of the smaller markets such as Egypt, Jordan, Columbia and Pakistan which generated gains between 73% (MSCI EM Pakistan) and 159% (MSCI EM Egypt). Despite allegations of government corruption in the second quarter that caused a decline in the market, Brazil was the best performing large country; however, its 76% (MSCI EM Brazil) gain was aided by a 27% rise in its currency. Venezuela was the only country to lose ground in the fiscal year, falling by 34.08% (MSCI EM Venezuela).

In terms of sectors, energy, up 53.99% (MSCI EM Energy), was the best performer driven by the strong oil prices over the period. In contrast, technology was the worst performing sector. All other sectors performed more in line with the benchmark. On balance, country selection was the key to outperformance in the fiscal year.

U.S. FIXED INCOME MARKETS

Interest rates, particularly in shorter-term maturities, took their cue from Federal Reserve policy. The Federal Reserve raised its target for the fed funds rate (the interest rate at which depository institutions lend money at the Federal Reserve to other depository institutions overnight) from 1.75% in the fall of 2004 to 3.75% by the end of October 2005. The Fed's eight interest rate hikes in the fiscal year represented an attempt to move back to a more neutral monetary policy to counter rising inflationary pressures as the fiscal year progressed. Although shorter maturity interest rates tended to move up in a straight line, intermediate and long term rates were volatile as investors grappled with slowing economic growth, moderate employment growth, rising commodity prices and natural disasters. Worries about inflation caused bond markets to gyrate up and down, with the ten-year note moving from a high of over 4.6% in March to a low of under 3.9% in June. For the fiscal year, ten-year rates rose, starting at 4.0% and moving up to end the period at 4.55%. With interest rates rising, investment grade bonds were little changed. For example, the Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned just 1.13% for the fiscal year ending October 31, 2005.

Among sectors, the riskier areas continued to post strong performance. As in the two prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from low default levels, healthy economic growth and low interest rates. Emerging market debt performed well due to commodity price increases and better fiscal and monetary governance among a number of developing countries. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 4.08% over the year compared to 0.88% for the Lehman US Treasury Index. Investment grade corporate bonds also benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman US Credit Index returned 0.65%. Despite increased regulatory scrutiny of the mortgage market, mortgage securities also continued to do well, slightly outperforming equivalent duration Treasuries. The Lehman MBS Fixed Rate Index returned 1.75%. As the fiscal year ended, the yield spreads between corporates and mortgages relative to Treasuries continued to be narrow, reflecting a healthy economy where corporations remained conservative in their use of debt. The narrow spread also reflected a large market demand for yield, as coupons across the globe remained very low.

                                                               Market Summary  7

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                     EQUITY I - CLASS I                 RUSSELL 1000(R) **
                                                                     ------------------                 ------------------
*                                                                         10000.00                           10000.00
1996                                                                      12324.00                           12292.00
1997                                                                      16503.00                           16206.00
1998                                                                      19142.00                           19401.00
1999                                                                      23705.00                           24364.00
2000                                                                      24687.00                           26571.00
2001                                                                      18027.00                           19652.00
2002                                                                      15495.00                           16783.00
2003                                                                      18752.00                           20528.00
2004                                                                      20250.00                           22443.00
2005                                                                      22875.00                           24793.00

Equity I - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.97%
5 Years                                (1.51)%sec.
10 Years                                8.63%sec.

Equity I - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.70%
5 Years                                (1,74)%sec.
10 Years                                8.46%sec.

Equity I - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 13.00%
5 Years                                (1.45)%sec.
10 Years                                8.67%sec.

Russell 1000(R) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%sec.
10 Years                                9.50%sec.

 8  Equity I Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Equity I Fund Class I, Class E and Class Y gained 12.97%, 12.70% and 13.00%, respectively. This compared to the Russell 1000(R) Index, which gained 10.47% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Core Funds Average returned 8.33%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

During the past 12 months, the Fund benefited from the rising stock market due to its fully invested stance, favorable stock selection and its allocation to the energy sector. Since energy stocks have dominated market returns, exposure to this group was an important contributor to the Fund's performance. In addition, the market favored companies with above-average forecasted growth and lower dividend yields, and the Fund was positioned to benefit from these trends.

The Fund also overcame a challenging active management environment to post favorable peer-relative returns. A key contributor to the Fund's outperformance relative to peers included full participation in the energy stock rally, as many of the Fund's peers were underweight this sector. Strong stock selection across almost every other sector contributed to the Fund's favorable performance versus its peers.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

There were a number of contributing factors to the Fund's outperformance relative to its benchmark and peers. First, the Fund was fully invested in equities in a positive stock market. Second, stock selection was favorable across most economic sectors. Third, several overweighted positions had significant returns including Google, Genentech, ConocoPhillips, Altria and Boeing. Fourth, the Fund benefited from holding stocks that export to developing countries (e.g., Proctor & Gamble, Caterpillar, and PepsiCo). Fifth, the Fund was modestly overweighted in the energy sector. Finally, most of the Fund's money managers such as Institutional Capital Corporation, Suffolk Capital Management, LLC, Marsico Capital Management, LLC and Turner Investment Partners, Inc. substantially outperformed their respective benchmarks.

Detractors to performance in the fiscal year were the Fund's overweight in consumer discretionary stocks and its modestly above-market beta.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market environment for the 12 months was favorable for strategies emphasized by the Fund. The Fund's growth money managers that focused on companies with above-average growth rates posted strong returns, as the market favored dynamic industries such as biotechnology over slower growing industries such as pharmaceuticals. Outperforming money managers within this group of money managers included Turner and Marsico. Turner's stock selection was positive across most sectors but was particularly strong in the health care, consumer staples and financial services sectors. Marsico also delivered good results in the health care and financial services sectors, but added additional value through its positioning in the technology sector. Marsico's large overweight to Google was one of the strongest contributors to performance.

The Fund's value money managers, on average, fully participated in the energy stock rally and emphasized companies with stable earnings in a decelerating profit growth environment. In this group of money managers, Institutional Capital had strong energy and consumer staples stock selection.

The market-oriented money managers benefited from owning companies with positive earnings surprises and rising earnings estimates. Suffolk's health care stock selection was strong, but this manager also added value through good stock selection in the materials and processing and consumer discretionary sectors, two of the fiscal year's worst-performing sectors.

Overall, the Fund's performance was helped by the market's preference for companies with above-average forecasted growth. After five years of underperformance in the U.S. market, growth companies are selling at historically low valuation premiums. The Fund's money managers responded by emphasizing growth companies to a greater degree and this strategy was rewarded in the period.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In July 2005, Jacobs Levy Equity Management, Inc. was terminated. At the same time, a "select holdings" strategy was implemented. Pursuant to this strategy, FRIMCo analyzes the stocks purchased for the Fund by each of the Fund's money managers to identify particular stocks that are concurrently overweighted by the money managers. Based on rankings from a proprietary model, FRIMCo purchases additional shares of certain stocks for the Fund. The Fund continues to pursue a strategy of increasing stock specific risk and these changes were consistent with this strategy.

                                                                Equity I Fund  9

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Alliance Capital Management L.P.,
   through its Bernstein Investment
   Research & Management Unit               Value
Ark Asset Management Co., Inc.              Growth
Institutional Capital Corporation           Value
Marsico Capital Management, LLC             Growth
MFS Institutional Advisors, Inc.            Value
Montag & Caldwell, Inc.                     Growth
Schneider Capital Management Corporation    Value
Suffolk Capital Management, LLC             Market-Oriented
Turner Investment Partners, Inc.            Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Equity I Fund Class I assumes initial investment on November 1, 1995.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

++++ Equity I Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Equity I Fund Class I performance has been linked with Class Y to provide historical perspective.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 10  Equity I Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,075.30      $     1,020.42
Expenses Paid During
Period*                       $         4.97      $         4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,076.50      $     1,021.53
Expenses Paid During
Period*                       $         3.82      $         3.72

* Expenses are equal to the Fund's annualized expense ratio of 0.73% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,076.90      $     1,021.93
Expenses Paid During
Period*                       $         3.40      $         3.31

* Expenses are equal to the Fund's annualized expense ratio of 0.65% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                               Equity I Fund  11

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.0%
Auto and Transportation - 3.5%
American Axle & Manufacturing Holdings, Inc. (N)       14,200             310
Autoliv, Inc.                                           8,800             378
BorgWarner, Inc. (N)                                    7,000             406
Burlington Northern Santa Fe Corp.                     98,987           6,143
CH Robinson Worldwide, Inc. (N)                        36,200           1,276
Cooper Tire & Rubber Co. (N)                           11,500             157
CSX Corp.                                             223,050          10,218
Dana Corp. (N)                                         29,300             220
FedEx Corp.                                            68,947           6,338
Ford Motor Co. (N)                                     17,400             145
General Motors Corp. (N)                               18,500             507
Honda Motor Co., Ltd. - ADR                            68,800           1,913
Lear Corp. (N)                                         12,100             369
Magna International, Inc. Class A                       2,800             195
Navistar International Corp. (AE)                      77,650           2,137
Norfolk Southern Corp.                                130,950           5,264
Southwest Airlines Co.                                 41,450             664
Swift Transportation Co., Inc. (AE)                    24,000             438
Union Pacific Corp.                                    14,287             988
United Parcel Service, Inc. Class B                    42,800           3,122
Visteon Corp.                                         130,500           1,087
                                                                 ------------
                                                                       42,275
                                                                 ------------

Consumer Discretionary - 14.8%
Accenture, Ltd. Class A                               126,930           3,340
AnnTaylor Stores Corp. (AE)(N)                         64,400           1,563
Apollo Group, Inc. Class A (AE)(N)                     28,200           1,777
aQuantive, Inc. (AE)(N)                                25,900             561
Bed Bath & Beyond, Inc. (AE)                           59,900           2,427
Best Buy Co., Inc.                                     59,615           2,639
Carnival Corp.                                        108,800           5,404
Cendant Corp.                                         237,750           4,142
Chico's FAS, Inc. (AE)                                 31,750           1,255
Circuit City Stores, Inc.                              14,100             251
Coach, Inc. (AE)                                       44,160           1,421
Convergys Corp. (AE)                                    7,850             128
Costco Wholesale Corp.                                 29,000           1,402
Eastman Kodak Co. (N)                                  18,000             394
eBay, Inc. (AE)                                       164,770           6,525
Electronic Arts, Inc. (AE)                             67,250           3,825
Estee Lauder Cos., Inc. (The) Class A (N)              52,300           1,735
Fisher Scientific International, Inc. (AE)             34,500           1,949
Foot Locker, Inc.                                      17,300             336
Four Seasons Hotels, Inc. (N)                          52,879           2,836
GameStop Corp. Class A (AE)                             2,650              94
Gannett Co., Inc.                                       3,300             207
Gap, Inc. (The)                                       122,690           2,120
Google, Inc. Class A (AE)                              44,909          16,712
GTECH Holdings Corp.                                   11,500             366

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Harman International Industries, Inc.                   1,896             189
Harrah's Entertainment, Inc.                           37,000           2,238
Hewitt Associates, Inc. Class A (AE)(N)                87,000           2,322
Hilton Hotels Corp.                                    19,550             380
Home Depot, Inc.                                       98,801           4,055
Interpublic Group of Cos., Inc. (AE)                   25,100             259
JC Penney Co., Inc.                                   104,000           5,325
Jones Apparel Group, Inc.                              15,700             428
Kimberly-Clark Corp.                                   49,050           2,788
Kohl's Corp. (AE)(N)                                  162,850           7,838
Liberty Global, Inc. Series A (AE)                     44,251           1,096
Liberty Global, Inc. Series C (AE)                     45,301           1,075
Liberty Media Corp. Series A (AE)                     289,750           2,309
Limited Brands, Inc.                                   21,650             433
Lowe's Cos., Inc.                                     102,884           6,252
Mattel, Inc.                                            9,800             145
McDonald's Corp.                                      439,000          13,872
MGM Mirage (AE)(N)                                     91,771           3,429
Newell Rubbermaid, Inc.                                46,650           1,073
Nike, Inc. Class B                                     29,400           2,471
Nordstrom, Inc.                                        49,310           1,709
Office Depot, Inc. (AE)                                55,300           1,522
Omnicom Group                                          33,800           2,804
RadioShack Corp.                                       11,300             250
Royal Caribbean Cruises, Ltd. (N)                      64,300           2,665
RR Donnelley & Sons Co.                               110,869           3,883
Scientific Games Corp. Class A (AE)(N)                 36,920           1,106
Sears Holdings Corp. (AE)(N)                           22,850           2,748
Sirius Satellite Radio, Inc. (AE)(N)                  208,380           1,300
Starbucks Corp. (AE)                                   95,930           2,713
Starwood Hotels & Resorts Worldwide, Inc. (o)          68,700           4,014
Target Corp.                                          104,879           5,841
Tech Data Corp. (AE)                                    7,600             263
Tiffany & Co.                                          22,100             871
Time Warner, Inc.                                     294,700           5,255
VF Corp.                                                9,600             502
Viacom, Inc. Class B                                  107,340           3,324
Wal-Mart Stores, Inc.                                 137,600           6,510
Walt Disney Co.                                        28,900             704
Wynn Resorts, Ltd. (AE)(N)                             14,487             676
XM Satellite Radio Holdings, Inc. Class A
   (AE)(N)                                             17,500             505
Yahoo!, Inc. (AE)                                     124,290           4,595
Yum! Brands, Inc.                                      54,775           2,786
                                                                 ------------
                                                                      177,932
                                                                 ------------

Consumer Staples - 8.4%
Altria Group, Inc.                                    282,020          21,166
Cadbury Schweppes PLC - ADR (N)                        61,700           2,449
Clorox Co.                                              5,300             287
Coca-Cola Co. (The)                                   107,600           4,603

 12  Equity I Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Colgate-Palmolive Co.                                  74,800           3,961
CVS Corp.                                             366,010           8,934
Dean Foods Co. (AE)                                    16,050             580
Diageo PLC - ADR (N)                                   22,700           1,349
Kellogg Co.                                            84,670           3,740
Kroger Co. (The) (AE)                                  35,400             705
Molson Coors Brewing Co. Class B                        6,500             401
PepsiCo, Inc.                                         275,416          16,272
Procter & Gamble Co.                                  499,635          27,975
Reynolds American, Inc. (N)                             7,400             629
Safeway, Inc.                                          12,900             300
Sara Lee Corp.                                         22,750             406
Supervalu, Inc.                                         3,800             119
Unilever NV                                             2,800             197
UST, Inc.                                              11,200             464
Walgreen Co.                                           63,110           2,867
Whole Foods Market, Inc.                               16,410           2,365
WM Wrigley Jr Co.                                      16,150           1,122
                                                                 ------------
                                                                      100,891
                                                                 ------------

Financial Services - 17.6%
ACE, Ltd.                                               5,300             276
Allstate Corp. (The)                                   66,410           3,506
American Express Co.                                  163,970           8,161
American International Group, Inc.                    128,540           8,329
Annaly Mortgage Management, Inc. (o)                   40,000             459
AON Corp.                                             167,000           5,653
Astoria Financial Corp.                                 8,400             235
Automatic Data Processing, Inc.                        25,800           1,204
Bank of America Corp.                                 532,951          23,311
Bank of New York Co., Inc. (The)                      202,250           6,328
BB&T Corp.                                             12,800             542
Capital One Financial Corp.                            15,800           1,206
Chicago Mercantile Exchange                            12,210           4,458
Chubb Corp.                                            37,600           3,496
Citigroup, Inc.                                       425,406          19,475
Comerica, Inc.                                          9,800             566
Commerce Bancorp, Inc. (N)                             27,600             841
Countrywide Financial Corp.                            95,793           3,043
Deluxe Corp. (N)                                        8,650             288
E*Trade Financial Corp. (AE)                            7,800             145
Equity Residential (o)                                  6,300             247
Fannie Mae                                            169,890           8,073
Franklin Resources, Inc.                               11,300             999
Freddie Mac                                            31,100           1,908
Genworth Financial, Inc. Class A (N)                   74,450           2,359
Global Payments, Inc. (N)                              28,400           1,217
Goldman Sachs Group, Inc.                              98,382          12,433
Hartford Financial Services Group, Inc.               108,280           8,635
Host Marriott Corp. (o)                                15,900             267
Hudson City Bancorp, Inc.                              31,050             368
Huntington Bancshares, Inc.                            12,900             300

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Investors Financial Services Corp. (N)                 16,100             615
iShares Russell 1000 Value Index Fund                  11,900             795
JPMorgan Chase & Co.                                  484,150          17,730
KeyCorp                                                19,900             642
Lehman Brothers Holdings, Inc.                         46,699           5,588
Lincoln National Corp.                                 93,880           4,751
Loews Corp.                                            13,950           1,297
MBIA, Inc.                                              5,000             291
MBNA Corp.                                             17,600             450
Merrill Lynch & Co., Inc.                              35,000           2,266
Metlife, Inc.                                         112,050           5,536
MGIC Investment Corp.                                   5,300             314
Morgan Stanley                                         61,960           3,371
National City Corp.                                    32,510           1,048
North Fork Bancorporation, Inc.                        94,650           2,398
PartnerRe, Ltd.                                         3,500             223
Paychex, Inc. (N)                                      72,300           2,802
PMI Group, Inc. (The)                                   4,400             175
PNC Financial Services Group, Inc.                     52,430           3,183
Progressive Corp. (The)                                12,064           1,397
Prudential Financial, Inc.                              8,100             590
RenaissanceRe Holdings, Ltd. (N)                       22,525             853
SLM Corp.                                              72,257           4,012
Sovereign Bancorp, Inc.                                 8,850             191
St. Paul Travelers Cos., Inc. (The)                   187,714           8,453
SunTrust Banks, Inc.                                   50,470           3,658
T Rowe Price Group, Inc.                               24,260           1,590
Torchmark Corp.                                         3,400             180
Trizec Properties, Inc. (o)                            55,850           1,243
UBS AG                                                  7,792             668
UCBH Holdings, Inc. (N)                                25,922             451
UnumProvident Corp. (N)                                27,050             549
US Bancorp                                             15,974             473
Wachovia Corp.                                         38,100           1,925
Waddell & Reed Financial, Inc. Class A (N)              9,200             176
Washington Mutual, Inc.                                44,885           1,777
Wells Fargo & Co.                                      31,920           1,922
XL Capital, Ltd. Class A                                2,900             186
                                                                 ------------
                                                                      212,097
                                                                 ------------

Health Care - 14.3%
Abbott Laboratories                                   229,510           9,880
AmerisourceBergen Corp.                                23,900           1,823
Amgen, Inc. (AE)                                      235,132          17,814
Amylin Pharmaceuticals, Inc. (AE)(N)                   21,801             733
Boston Scientific Corp. (AE)                            6,900             173
Bristol-Myers Squibb Co.                                5,200             110
Cardinal Health, Inc.                                  40,100           2,507
Caremark Rx, Inc. (AE)                                114,710           6,011
DaVita, Inc. (AE)                                      20,200             993
Eli Lilly & Co.                                       181,050           9,015

                                                               Equity I Fund  13

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Genentech, Inc. (AE)                                  227,872          20,645
Genzyme Corp. (AE)                                     16,501           1,193
Gilead Sciences, Inc. (AE)                             60,870           2,876
HCA, Inc.                                               5,800             280
Human Genome Sciences, Inc. (AE)(N)                   210,700           1,759
Johnson & Johnson                                     380,572          23,831
Kinetic Concepts, Inc. (AE)                            19,400             696
McKesson Corp.                                         31,000           1,408
Medco Health Solutions, Inc. (AE)                      25,200           1,424
Medimmune, Inc. (AE)                                   21,900             766
Medtronic, Inc.                                       227,363          12,882
Merck & Co., Inc.                                     128,700           3,632
Novartis AG - ADR                                      72,100           3,880
Omnicare, Inc.                                         18,200             985
Panacos Pharmaceuticals, Inc. (AE)(N)                  53,900             426
Pfizer, Inc.                                          234,600           5,100
Protein Design Labs, Inc. (AE)(N)                      51,780           1,451
Quest Diagnostics, Inc.                                28,404           1,327
Sanofi-Aventis - ADR                                   97,082           3,895
Sepracor, Inc. (AE)(N)                                 20,110           1,131
St. Jude Medical, Inc. (AE)                            78,240           3,761
Stryker Corp.                                          93,100           3,824
Triad Hospitals, Inc. (AE)                             36,400           1,497
UnitedHealth Group, Inc.                              249,995          14,472
Valeant Pharmaceuticals International (N)              23,600             405
WellPoint, Inc. (AE)                                   51,400           3,839
Wyeth                                                  82,720           3,686
Zimmer Holdings, Inc. (AE)                             42,719           2,724
                                                                 ------------
                                                                      172,854
                                                                 ------------

Integrated Oils - 5.3%
Amerada Hess Corp.                                     20,200           2,527
BP PLC - ADR                                           35,300           2,344
Chevron Corp.                                         106,891           6,100
ConocoPhillips                                        229,820          15,026
Exxon Mobil Corp.                                     263,500          14,793
Marathon Oil Corp.                                    125,953           7,577
Occidental Petroleum Corp.                            127,500          10,057
Suncor Energy, Inc.                                    49,200           2,639
Total SA - ADR (N)                                     18,450           2,325
                                                                 ------------
                                                                       63,388
                                                                 ------------

Materials and Processing - 2.6%
Air Products & Chemicals, Inc.                         35,410           2,027
Archer-Daniels-Midland Co.                             53,071           1,293
Bayer AG - ADR                                         22,250             774
Bemis Co.                                               4,000             106
Bowater, Inc.                                           1,600              42
Bunge, Ltd. (N)                                         5,000             260
Cemex SA de CV - ADR                                   24,910           1,297
Ceradyne, Inc. (AE)(N)                                 14,100             553
Cia Vale do Rio Doce - ADR                             24,770           1,024

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Corn Products International, Inc.                      80,150           1,908
Cytec Industries, Inc.                                    650              27
Dow Chemical Co. (The)                                 57,410           2,633
EI Du Pont de Nemours & Co.                            15,400             642
Hercules, Inc. (AE)(N)                                  7,500              84
Hughes Supply, Inc.                                    32,150           1,075
International Paper Co.                               108,090           3,154
Lubrizol Corp.                                          8,950             372
Lyondell Chemical Co.                                  13,275             356
Martin Marietta Materials, Inc.                         4,900             387
Masco Corp.                                            58,250           1,660
Monsanto Co.                                           13,400             844
Mosaic Co. (The) (AE)                                 142,400           1,880
Nucor Corp.                                            19,300           1,155
Pactiv Corp. (AE)                                      31,850             628
PPG Industries, Inc.                                   41,030           2,461
Praxair, Inc.                                          13,690             676
Smurfit-Stone Container Corp. (AE)                     39,000             412
Sonoco Products Co. (N)                                 6,300             178
St. Joe Co. (The)                                      19,634           1,295
Syngenta AG - ADR                                     101,823           2,188
United States Steel Corp. (N)                          11,700             427
                                                                 ------------
                                                                       31,818
                                                                 ------------

Miscellaneous - 3.2%
3M Co.                                                 34,200           2,598
ABB, Ltd. - ADR (AE)                                   44,150             344
Eaton Corp.                                             8,900             524
General Electric Co.                                  760,598          25,792
Honeywell International, Inc.                          74,600           2,551
ITT Industries, Inc.                                   11,290           1,147
Johnson Controls, Inc.                                  4,700             320
SPX Corp. (N)                                           8,950             385
Textron, Inc.                                          26,650           1,920
Tyco International, Ltd.                              106,700           2,816
                                                                 ------------
                                                                       38,397
                                                                 ------------

Other Energy - 3.2%
Apache Corp.                                           41,300           2,636
Baker Hughes, Inc.                                     35,100           1,929
Devon Energy Corp.                                     37,460           2,262
Diamond Offshore Drilling, Inc. (N)                     7,300             412
El Paso Corp.                                          46,600             553
ENSCO International, Inc.                               9,800             447
EOG Resources, Inc.                                    17,600           1,193
GlobalSantaFe Corp.                                     4,600             205
Halliburton Co.                                       201,895          11,932
National-Oilwell Varco, Inc. (AE)                      17,910           1,119
Newfield Exploration Co. (AE)                          34,200           1,550
Noble Corp.                                             4,450             287
NRG Energy, Inc. (AE)                                  14,250             613
Peabody Energy Corp.                                   19,810           1,548
Pride International, Inc. (AE)                         11,900             334

 14  Equity I Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Reliant Energy, Inc. (AE)                             300,700           3,819
Schlumberger, Ltd.                                     71,400           6,481
Williams Cos., Inc.                                    55,210           1,231
                                                                 ------------
                                                                       38,551
                                                                 ------------

Producer Durables - 5.1%
Agilent Technologies, Inc. (AE)                        38,600           1,236
Applied Materials, Inc.                               251,900           4,126
Boeing Co.                                            143,550           9,279
Caterpillar, Inc.                                     138,028           7,259
Cooper Industries, Ltd. Class A (N)                    35,950           2,549
Crown Castle International Corp. (AE)                  16,200             397
Deere & Co.                                            74,000           4,490
Goodrich Corp.                                         27,300             985
Herman Miller, Inc.                                    24,700             677
Hubbell, Inc. Class B                                   4,500             217
Illinois Tool Works, Inc.                              50,890           4,314
Ingersoll-Rand Co. Class A                              6,200             234
Joy Global, Inc.                                       29,870           1,370
KB Home                                                19,735           1,290
Lennar Corp. Class A                                   30,236           1,681
Lockheed Martin Corp.                                  94,586           5,728
MDC Holdings, Inc.                                     15,604           1,070
Northrop Grumman Corp.                                 85,030           4,562
Pitney Bowes, Inc.                                      3,500             147
Pulte Homes, Inc.                                       3,200             121
Teradyne, Inc. (AE)(N)                                116,680           1,580
Thermo Electron Corp. (AE)                             86,200           2,602
Toll Brothers, Inc. (AE)(N)                            15,993             590
United Technologies Corp.                              76,110           3,903
WW Grainger, Inc.                                      19,470           1,304
                                                                 ------------
                                                                       61,711
                                                                 ------------
Technology - 11.6%
ADC Telecommunications, Inc. (AE)(N)                   19,121             334
Advanced Micro Devices, Inc. (AE)(N)                   49,540           1,150
Agere Systems, Inc. (AE)(N)                            26,200             272
Apple Computer, Inc. (AE)                              87,691           5,050
Arrow Electronics, Inc. (AE)                            7,800             230
ATI Technologies, Inc. (AE)(N)                         55,200             798
AU Optronics Corp. - ADR                              121,512           1,549
Avnet, Inc. (AE)                                       88,700           2,045
BearingPoint, Inc. (AE)                               170,100           1,194
Broadcom Corp. Class A (AE)                            58,950           2,503
Celestica, Inc. (AE)                                   59,500             569
Cisco Systems, Inc. (AE)                               96,300           1,680
Computer Associates International, Inc.                   655              18
Comverse Technology, Inc. (AE)                         42,120           1,057
Corning, Inc. (AE)                                     99,350           1,996
Electronic Data Systems Corp.                          17,700             413
EMC Corp. (AE)                                        145,620           2,033
Flextronics International, Ltd. (AE)                   20,450             190

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
General Dynamics Corp.                                 28,031           3,260
Hewlett-Packard Co.                                   316,657           8,879
Ingram Micro, Inc. Class A (AE)                        13,300             241
Intel Corp.                                             9,200             216
International Business Machines Corp.                 118,950           9,740
International Rectifier Corp. (AE)                     23,050             682
JDS Uniphase Corp. (AE)                               405,610             852
Juniper Networks, Inc. (AE)                           340,900           7,953
L-3 Communications Holdings, Inc.                      14,000           1,083
Lucent Technologies, Inc. (AE)(N)                     456,790           1,302
Marvell Technology Group, Ltd. (AE)                    41,560           1,929
Maxim Integrated Products, Inc.                       119,900           4,158
Microsoft Corp.                                       960,513          24,685
Motorola, Inc.                                        466,817          10,345
National Semiconductor Corp.                           83,200           1,883
Network Appliance, Inc. (AE)                           37,000           1,012
Nvidia Corp. (AE)(N)                                   42,900           1,439
Oracle Corp. (AE)                                     473,000           5,998
Palm, Inc. (AE)(N)                                     21,000             539
Qualcomm, Inc.                                        363,375          14,448
Rockwell Automation, Inc.                              48,000           2,551
SanDisk Corp. (AE)                                     56,960           3,354
Sanmina-SCI Corp. (AE)                                314,800           1,149
Seagate Technology, Inc. (AE)                           9,400              --
Silicon Image, Inc. (AE)(N)                            79,100             726
Solectron Corp. (AE)                                   97,600             345
Sony Corp. - ADR                                       24,380             800
Sun Microsystems, Inc. (AE)                           274,400           1,098
Tellabs, Inc. (AE)                                     23,300             223
Texas Instruments, Inc.                               169,640           4,843
Unisys Corp. (AE)                                      17,700              90
Vishay Intertechnology, Inc. (AE)                      44,400             503
                                                                 ------------
                                                                      139,407
                                                                 ------------

Utilities - 4.4%
Alltel Corp.                                            2,100             130
America Movil SA de CV Series L                        35,930             943
American Electric Power Co., Inc.                       4,600             175
BellSouth Corp.                                       224,600           5,844
Comcast Corp. Class A (AE)                            133,333           3,711
Constellation Energy Group, Inc.                       13,200             723
Dominion Resources, Inc.                               76,500           5,820
DTE Energy Co.                                          4,700             203
Entergy Corp.                                          61,900           4,378
Exelon Corp.                                           10,300             536
Kinder Morgan, Inc. (N)                                12,150           1,105
Northeast Utilities                                    20,100             366
Progress Energy, Inc.                                  20,800             767
Puget Energy, Inc. (N)                                  3,600              77
SBC Communications, Inc.                               49,600           1,183
Sprint Nextel Corp.                                   733,990          17,109
Telephone & Data Systems, Inc.                          6,750             255

                                                               Equity I Fund  15

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Telephone & Data Systems, Inc. Special Shares          21,850             790
TXU Corp.                                              33,690           3,394
Verizon Communications, Inc.                          144,559           4,555
Wisconsin Energy Corp.                                 13,300             503
Xcel Energy, Inc. (N)                                   6,400             117
                                                                 ------------
                                                                       52,684
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,006,717)                                                   1,132,005
                                                                 ------------

LONG-TERM INVESTMENTS - 0.0%
Corporate Bonds and Notes - 0.0%
AMR Corp.
   4.250% due 09/23/23                                    336             304
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $284)                                                               304
                                                                 ------------

SHORT-TERM INVESTMENTS - 5.8%
Frank Russell Investment Company
   Money Market Fund                               64,029,285          64,029
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  6,000           5,979
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $70,008)                                                         70,008
                                                                 ------------

OTHER SECURITIES - 4.1%
Frank Russell Investment Company
   Money Market Fund (X)                           16,087,091          16,087
State Street Securities Lending
   Quality Trust (X)                               32,960,929          32,961
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $49,048)                                                         49,048
                                                                 ------------

TOTAL INVESTMENTS - 103.9%
(identified cost $1,126,057)                                        1,251,365

OTHER ASSETS AND LIABILITIES,
NET - (3.9%)                                                          (47,233)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,204,132
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/05 (16)                               5,263               (126)

Russell 1000 Mini Index (CME)
   expiration date 12/05 (20)                               1,315                (27)

S&P 500 E-Mini Index (CME)
   expiration date 12/05 (112)                              6,775               (166)

S&P 500 Index (CME)
   expiration date 12/05 (134)                             40,528                 88

S&P Midcap 400 Index (CME)
   expiration date 12/05 (47)                              16,521               (440)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (671)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 16  Equity I Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY I FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.5
Consumer Discretionary                                       14.8
Consumer Staples                                              8.4
Financial Services                                           17.6
Health Care                                                  14.3
Integrated Oils                                               5.3
Materials and Processing                                      2.6
Miscellaneous                                                 3.2
Other Energy                                                  3.2
Producer Durables                                             5.1
Technology                                                   11.6
Utilities                                                     4.4
Long-Term Investments                                          --*
Short-Term Investments                                        5.8
Other Securities                                              4.1
                                                  ---------------
Total Investments                                           103.9
Other Assets and Liabilities, Net                            (3.9)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                               Equity I Fund  17

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                      Equity II - Class I          Russell 2500(TM) **

              *                10000                    10000
           1996                12107                    11879
           1997                15901                    15338
           1998                14501                    14157
           1999                17271                    16705
           2000                21872                    20593
           2001                18660                    18088
           2002                16949                    16435
           2003                24080                    23287
           2004                26242                    26161
           2005                29332                    30059

Equity II Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.77%
5 Years                                 6.05%sec.
10 Years                               11.36%sec.

Equity II Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.53%
5 Years                                 5.83%sec.
10 Years                               11.21%sec.

Equity II Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.85%
5 Years                                 6.16%sec.
10 Years                               11.43%sec.

Russell 2500(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 14.90%
5 Years                                 7.86%sec.
10 Years                               11.63%sec.

 18  Equity II Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Equity II Fund Class I, Class E and Class Y gained 11.77%, 11.53% and 11.85%, respectively. This compared to the Russell 2500(TM) Index, which gained 14.90% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper Mid-Cap(R) Core Funds Average returned 14.82%, while the Lipper(R) Small-Cap Core Funds Average rose 13.24%. These results serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

For the most part, market conditions did not materially affect the Fund's performance over the fiscal year. The Fund's underperformance was driven by poor stock selection from most of the Fund's money managers; in particular, Gould Investment Partners, LLC underperformed by a substantial margin over the 12 months.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Poor stock selection in four sectors--technology, consumer discretionary, producer durables and health care--was the predominant driver of the Fund's underperformance results. In terms of money managers, Gould significantly underperformed the benchmark and was the largest detractor to the Fund's performance in the period.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund has nine money managers: four growth, two market-oriented and three value.

Three of the four growth money managers underperformed their respective benchmarks. As noted, Gould underperformed by a substantial margin, while CapitalWorks Investment Partners, LLC and Roxbury Capital Management, Inc., had relatively modest shortfalls. Gould's performance was disappointing, but not beyond what might be reasonably expected given the aggressive nature of this money manager's investment approach. In contrast, TimesSquare Capital Management, Inc. the money manager with the largest allocation within the growth segment solidly outperformed the benchmark. Moreover, the continued preference for value stocks over growth for much of the period led to a difficult environment for an aggressive growth manager.

In the value segment, all three money managers underperformed, with David J. Greene & Company, LLC, and Delphi Management, Inc., the largest detractors from performance. Jacobs Levy Equity Management, Inc., with the largest allocation in the value segment, had a relatively modest shortfall from the benchmark. David
J. Greene's substantial overweight in technology detracted from performance. Delphi underperformed due to weak stock selection in the financial services and consumer discretionary sectors. In particular, Delphi was negatively impacted by holding some Bermuda-based reinsurers in the aftermath of Hurricane Katrina.

In the market-oriented segment, Goldman Sachs Asset Management, L.P., underperformed modestly, while Nicholas-Applegate Capital Management, LLC, strongly outperformed the benchmark. Goldman Sachs' stock selection was weak in the technology, other energy, and autos and transportation sectors. In contrast, Nicholas-Applegate, also a quantitative manager, outperformed due in part to its energy overweight. Strong stock selection in eight of the 12 economic sectors also boosted its results.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

FRIMCo introduced a modest growth tilt in December 2004 by reallocating approximately 4% of the Fund's assets from value to growth managers. The net impact of this decision has been negligible to date, as the combined growth manager results have been similar to the combined value manager returns in the period.

Nicholas-Applegate was hired in December 2004 and funded through reducing the Fund's allocation to Goldman Sachs. This change added value, as Nicholas-Applegate substantially outperformed Goldman Sachs in the period from December 2004 through the fiscal year-end. Roxbury Capital Management, Inc. was removed from the Fund in May 2005 and replaced by Tygh Capital Management, Inc.

                                                              Equity II Fund  19

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


CapitalWorks Investment Partners, LLC       Growth
David J. Greene & Company, LLC              Value
Delphi Management, Inc.                     Value
Goldman Sachs Asset Management, L.P.        Market-Oriented
Gould Investment Partners, LLC              Growth
Jacobs Levy Equity Management, Inc.         Value
Nicholas-Applegate Capital Management,
   LLC                                      Market-Oriented
TimesSquare Capital Management, Inc.        Growth
Tygh Capital Management, Inc.               Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Equity II Fund Class I assumes initial investment on November 1, 1995.

** Russell 2500(TM) Index is composed of the bottom 500 stocks the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ Equity II Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Equity II Fund Class I performance has been linked with Class Y to provide historical perspective.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 20  Equity II Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,104.30      $     1,019.61
Expenses Paid During
Period*                       $         5.89      $         5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,105.80      $     1,020.67
Expenses Paid During
Period*                       $         4.78      $         4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,106.10      $     1,021.02
Expenses Paid During
Period*                       $         4.41      $         4.23

* Expenses are equal to the Fund's annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                              Equity II Fund  21

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.9%
Auto and Transportation - 4.0%
Airtran Holdings, Inc. (AE)                            31,777             475
Alaska Air Group, Inc. (AE)                             2,500              79
Alexander & Baldwin, Inc.                               1,900              93
American Commercial Lines, Inc. (AE)                    1,915              54
AMR Corp. (AE)                                         23,100             312
ArvinMeritor, Inc.                                     72,600           1,164
Autoliv, Inc.                                          60,570           2,602
CNF, Inc.                                               7,200             405
DryShips, Inc. (N)                                     45,000             677
Expeditors International Washington, Inc.              10,024             608
Frontier Airlines, Inc. (AE)(N)                        18,600             176
General Maritime Corp. (N)                             28,000           1,042
Gol Linhas Aereas Inteligentes SA - ADR (N)            22,800             790
Grupo TMM SA Series A (AE)                             61,600             231
IMPCO Technologies, Inc. (AE)(N)                       11,525              60
Kansas City Southern (AE)(N)                           24,900             552
Laidlaw International, Inc.                            96,450           2,193
Landstar System, Inc.                                  15,027             579
Marten Transport, Ltd. (AE)                             7,900             210
Martin Midstream Partners, LP (N)                      32,306           1,048
Mesa Air Group, Inc. (AE)(N)                           41,200             465
Navistar International Corp. (AE)                      22,000             605
Offshore Logistics, Inc. (AE)                          15,600             530
OMI Corp. (N)                                          61,500           1,112
Pacer International, Inc.                              28,500             737
Polaris Industries, Inc. (N)                            6,220             280
Republic Airways Holdings, Inc. (AE)(N)                23,200             362
SCS Transportation, Inc. (AE)                          11,600             232
Skywest, Inc. (N)                                      28,800             844
Stolt-Nielsen SA - ADR                                  7,000             251
Teekay Shipping Corp. (N)                              23,500             927
Tenneco Automotive, Inc. (AE)                          28,135             465
TRW Automotive Holdings Corp. (AE)                     56,900           1,539
US Xpress Enterprises, Inc. Class A (AE)(N)            14,600             178
UTI Worldwide, Inc. (N)                                22,936           1,962
Visteon Corp. (N)                                      64,300             536
Wabtec Corp.                                           32,965             897
World Air Holdings, Inc. (AE)                          22,900             240
                                                                 ------------
                                                                       25,512
                                                                 ------------

Consumer Discretionary - 18.7%
ABM Industries, Inc.                                   24,400             483
Activision, Inc. (AE)                                 117,600           1,855
Adesa, Inc.                                            48,700           1,042
Administaff, Inc. (N)                                  19,650             832
Advance Auto Parts, Inc. (AE)                          34,600           1,297
Advisory Board Co. (The) (AE)                          26,426           1,275

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
AFC Enterprises (N)                                    19,300             224
Alberto-Culver Co.                                      4,700             204
Alliance Gaming Corp. (AE)(N)                          47,900             518
American Greetings Corp. Class A                       37,650             951
AMN Healthcare Services, Inc. (AE)                     78,500           1,295
Arbitron, Inc.                                         21,980             822
Asbury Automotive Group, Inc. (AE)(N)                  15,400             260
Banta Corp.                                            16,500             831
BJ's Restaurants, Inc. (AE)(N)                         19,600             425
Borders Group, Inc.                                    15,000             294
Brightpoint, Inc. (AE)(N)                              79,950           1,726
Brink's Co. (The)                                      25,600           1,005
Brown Shoe Co., Inc.                                    1,900              62
Buckle, Inc. (The)                                      1,800              66
Catalina Marketing Corp.                                5,300             138
Cato Corp. (The) Class A (N)                           21,150             423
Central European Distribution Corp. (AE)(N)            52,700           2,098
Central Garden and Pet Co. (AE)(N)                     21,400             917
Charlotte Russe Holding, Inc. (AE)                      4,700              83
Cheesecake Factory, Inc. (The) (AE)                    15,141             520
Chemed Corp.                                           36,816           1,770
Children's Place Retail Stores, Inc. (The)
   (AE)(N)                                             17,710             760
Choice Hotels International, Inc.                      28,500             943
ChoicePoint, Inc. (AE)                                 25,000           1,056
Circuit City Stores, Inc.                             129,029           2,295
Claire's Stores, Inc.                                  47,700           1,243
CNET Networks, Inc. (AE)                               75,100           1,021
CNS, Inc.                                              36,500             952
Cogent, Inc. (AE)(N)                                   29,000             770
Coldwater Creek, Inc. (AE)                              3,350              90
Convergys Corp. (AE)                                   70,000           1,137
Corinthian Colleges, Inc. (AE)(N)                      15,100             188
Corporate Executive Board Co.                          31,750           2,624
Cosi, Inc. (AE)(N)                                     88,600             775
CoStar Group, Inc. (AE)(N)                             16,700             801
Cross Country Healthcare, Inc. (AE)                    49,500             899
Dillard's, Inc. Class A                                36,610             758
Dolby Laboratories, Inc. Class A (AE)                  33,600             541
Dollar Thrifty Automotive Group (AE)                    4,700             177
Domino's Pizza, Inc. (N)                               31,150             745
DreamWorks Animation SKG, Inc. Class A (AE)            22,361             573
Dress Barn, Inc. (AE)(N)                                9,700             258
EarthLink, Inc. (AE)(N)                                45,500             501
Education Management Corp. (AE)                       101,436           3,128
Emdeon Corp. (AE)                                      45,500             419
Entercom Communications Corp. (AE)                     33,300             961
Ethan Allen Interiors, Inc. (N)                        24,500             829
Ezcorp, Inc. Class A (AE)                              10,800             159
Famous Dave's of America, Inc. (AE)                    33,100             396
Federated Department Stores, Inc.                      11,900             730
Foot Locker, Inc.                                      32,500             632

 22  Equity II Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
FTI (AE)                                               14,000             383
Furniture Brands International, Inc.                   23,800             432
Genesco, Inc. (AE)(N)                                   4,400             162
Getty Images, Inc. (AE)(N)                             29,013           2,408
Gevity HR, Inc. (N)                                    35,300             909
Gildan Activewear, Inc. (AE)                           17,400             607
Guess?, Inc. (AE)(N)                                   48,000           1,302
Gymboree Corp. (AE)                                    72,300           1,280
Handleman Co. (N)                                      18,400             219
Hearst-Argyle Television, Inc. (N)                     71,830           1,721
Heidrick & Struggles International, Inc. (AE)(N)       16,900             545
Helen of Troy, Ltd. (AE)(N)                            33,500             601
Hewitt Associates, Inc. Class A (AE)(N)                16,858             450
Hot Topic, Inc. (AE)                                   29,433             438
Hudson Highland Group, Inc. (AE)                       28,700             687
Insight Enterprises, Inc. (AE)                         27,516             565
International Speedway Corp. Class A                    5,000             258
ITT Educational Services, Inc. (AE)                     5,900             326
Jack in the Box, Inc. (AE)                             55,200           1,639
Jarden Corp. (AE)(N)                                    8,300             280
Jo-Ann Stores, Inc. (AE)                               24,000             351
John Wiley & Sons, Inc. Class A                         3,000             118
Jones Apparel Group, Inc.                              21,500             586
Korn/Ferry International (AE)                          12,613             217
La-Z-Boy, Inc. (N)                                     66,900             792
Labor Ready, Inc. (AE)(N)                              21,850             510
Lamar Advertising Co. Class A (AE)                     47,900           2,137
Leapfrog Enterprises, Inc. (AE)(N)                     31,500             472
Lee Enterprises, Inc. (N)                              19,500             765
LIFE TIME Fitness, Inc. (AE)(N)                        63,200           2,347
Lifeline Systems, Inc. (AE)                            26,000             858
Lifetime Brands, Inc.                                   2,900              68
Lightbridge, Inc. (AE)                                 44,900             364
Lin TV Corp. Class A (AE)                              49,400             634
Lithia Motors, Inc. Class A (N)                        11,200             305
Liz Claiborne, Inc.                                    37,200           1,309
Luby's, Inc. (AE)(N)                                   19,450             245
MarineMax, Inc. (AE)(N)                                 8,300             205
Marvel Entertainment, Inc. (AE)(N)                     34,850             613
MAXIMUS, Inc.                                          11,100             402
McClatchy Co. Class A                                  14,100             884
Men's Wearhouse, Inc. (The) (AE)                       42,300           1,045
Meredith Corp.                                         12,100             604
Mohawk Industries, Inc. (AE)                           11,400             890
Monster Worldwide, Inc. (AE)                           33,400           1,096
Movado Group, Inc. (N)                                    100               2
MPS Group, Inc. (AE)                                   93,176           1,160
Netease.com, Inc. - ADR (AE)(N)                         7,600             580
Netratings, Inc. (AE)(N)                                4,500              67
Oakley, Inc. (N)                                       31,600             468
Orient-Express Hotels, Ltd. Class A                    46,778           1,319
Pacific Sunwear of California, Inc. (AE)               55,900           1,399

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Pantry, Inc. (The) (AE)                                 2,200              85
Papa John's International, Inc. (AE)(N)                16,700             867
Payless Shoesource, Inc. (AE)                          47,400             871
Pegasus Solutions, Inc. (AE)                           35,500             301
Perry Ellis International, Inc. (AE)(N)                 2,100              43
PF Chang's China Bistro, Inc. (AE)                     11,603             531
PHH Corp. (AE)                                         32,600             917
Phillips-Van Heusen Corp.                              28,900             822
Pier 1 Imports, Inc. (N)                               47,800             493
Pixar (AE)                                              9,117             462
Playtex Products, Inc. (AE)                            41,200             552
Polo Ralph Lauren Corp.                                11,100             546
Pre-Paid Legal Services, Inc. (N)                      14,720             630
Providence Service Corp. (AE)                          47,800           1,476
Radio One, Inc. Class D (AE)(N)                        28,600             337
RadioShack Corp.                                       22,500             497
Rent-Way, Inc. (AE)(N)                                  5,300              33
Resources Connection, Inc. (AE)(N)                     58,075           1,658
Rocky Shoes & Boots, Inc. (AE)(N)                       3,100              77
RR Donnelley & Sons Co.                                22,577             791
Ryan's Restaurant Group, Inc. (AE)(N)                  96,400           1,028
Saks, Inc. (AE)                                        19,000             345
Scholastic Corp. (AE)                                   9,900             322
Scientific Games Corp. Class A (AE)                    40,000           1,198
SCP Pool Corp.                                         79,000           2,842
Select Comfort Corp. (AE)                              22,300             488
Service Corp. International                           111,300             932
ServiceMaster Co. (The)                                59,000             742
Shuffle Master, Inc. (AE)(N)                            3,500              89
Skechers USA, Inc. Class A (AE)(N)                     12,400             157
Sonic Automotive, Inc.                                 31,650             700
Sourcecorp, Inc. (AE)                                   8,300             189
Stage Stores, Inc.                                     44,040           1,221
Stanley Furniture Co., Inc.                             2,900              62
Stanley Works (The)                                    19,800             949
Steven Madden, Ltd. (AE)                               28,100             720
Strayer Education, Inc.                                 8,079             723
Stride Rite Corp. (The)                                15,800             206
Tech Data Corp. (AE)                                   19,170             664
TeleTech Holdings, Inc. (AE)(N)                        19,730             206
Texas Roadhouse, Inc. Class A (AE)(N)                  33,400             526
Trans World Entertainment, Corp. (AE)(N)               16,900             108
True Religion Apparel, Inc. (AE)                       32,100             402
Tupperware Corp.                                       13,200             303
United Auto Group, Inc. (N)                             2,250              76
Urban Outfitters, Inc. (AE)(N)                         23,800             674
USANA Health Sciences, Inc. (AE)(N)                    37,710           1,660
Valassis Communications, Inc. (AE)                     10,900             341
Volcom, Inc.                                           10,700             327
Washington Post, Inc. (The) Class B                       975             726
Watson Wyatt & Co. Holdings                            10,700             284
WD-40 Co.                                               4,400             121
WebSideStory, Inc. (AE)(N)                             45,600             793

                                                              Equity II Fund  23

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
WESCO International, Inc. (AE)                         20,850             829
West Corp. (AE)                                        42,000           1,657
Wet Seal, Inc. (The) Class A (AE)(N)                   50,400             261
                                                                 ------------
                                                                      120,661
                                                                 ------------

Consumer Staples - 0.9%
Boston Beer Co., Inc. Class A (AE)(N)                   3,200              82
Chiquita Brands International, Inc.                     7,550             208
Coca-Cola Bottling Co. Consolidated                    20,330             927
Constellation Brands, Inc. Class A (AE)                31,200             734
Longs Drug Stores Corp. (N)                            21,390             892
Molson Coors Brewing Co. Class B (N)                   15,900             981
Pathmark Stores, Inc. (AE)(N)                          25,600             250
Pilgrim's Pride Corp.                                  16,090             507
Seaboard Corp. (N)                                        300             426
Spartan Stores, Inc. (AE)(N)                           11,500             114
Weis Markets, Inc.                                     19,500             744
                                                                 ------------
                                                                        5,865
                                                                 ------------

Financial Services - 18.3%
21st Century Insurance Group                            1,100              18
Advent Software, Inc. (AE)                             55,400           1,702
Affiliated Managers Group, Inc. (AE)                   14,035           1,077
Alfa Corp. (N)                                          6,200             104
Alliance Data Systems Corp. (AE)                      103,229           3,671
Allmerica Financial Corp.                              29,600           1,128
AMB Property Corp. (o)                                 28,600           1,264
American Financial Group, Inc.                         21,900             749
American Home Mortgage Investment Corp. (o)            25,160             680
AmeriCredit Corp. (AE)                                 44,480             994
AmerUs Group Co. (N)                                    9,410             556
Annaly Mortgage Management, Inc. (o)                   28,650             329
Anthracite Capital, Inc. (N)(o)                        24,700             259
Apollo Investment Corp.                                21,500             402
Aspen Insurance Holdings, Ltd.                         57,500           1,391
Associated Banc-Corp                                   42,780           1,335
Axis Capital Holdings, Ltd.                            20,800             539
Bank of Hawaii Corp.                                   21,030           1,080
Bear Stearns Cos., Inc. (The)                           7,200             762
Bimini Mortgage Management, Inc. Class A (N)(o)        11,500             114
BISYS Group, Inc. (The) (AE)                           97,300           1,234
BOK Financial Corp.                                     6,720             296
Camden Property Trust (o)                              23,300           1,313
CapitalSource, Inc. (AE)(N)                            95,700           2,105
Cathay General Bancorp (N)                             10,200             398
CB Richard Ellis Group, Inc. Class A (AE)              33,600           1,641
CBL & Associates Properties, Inc. (o)                  56,030           2,093
Central Pacific Financial Corp.                         2,930             106
Checkfree Corp. (AE)                                   54,700           2,325

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chemical Financial Corp. (N)                            3,990             128
Chittenden Corp. (N)                                   14,600             420
CIT Group, Inc.                                        14,200             649
City National Corp.                                    16,000           1,174
CNA Surety Corp. (AE)                                  57,700             810
Colonial BancGroup, Inc. (The)                         78,800           1,919
Commerce Group, Inc.                                    2,800             159
Commercial Net Lease Realty (N)(o)                     46,570             902
Community Bank System, Inc. (N)                        38,200             907
CompuCredit Corp. (AE)(N)                               9,000             394
Conseco, Inc. (AE)(N)                                  32,700             664
Correctional Properties Trust (o)                       4,600             129
Corus Bankshares, Inc. (N)                              1,700              93
Cousins Properties, Inc. (o)                           24,000             709
Crescent Real Estate Equities Co. (N)(o)               47,100             940
CVB Financial Corp.                                     7,500             148
Cybersource Corp. (AE)                                 65,900             442
Downey Financial Corp.                                  7,900             481
Entertainment Properties Trust (o)                      9,100             365
Equifax, Inc.                                          27,600             951
Equity One, Inc. (o)                                   17,300             406
Fair Isaac Corp. (N)                                   17,000             710
Federal Realty Investors Trust (o)                     18,400           1,116
FelCor Lodging Trust, Inc. (AE)(o)                     23,200             346
First American Corp.                                   49,000           2,147
First Financial Bankshares, Inc. (N)                      100               4
First Niagara Financial Group, Inc. (N)                29,014             427
FirstFed Financial Corp. (AE)(N)                       10,030             536
FPIC Insurance Group, Inc. (AE)                         9,100             343
Fremont General Corp. (N)                              28,220             612
Fulton Financial Corp. (N)                             19,700             331
GATX Corp. (N)                                         45,100           1,685
GFI Group, Inc. (AE)(N)                                27,200           1,223
Glacier Bancorp, Inc.                                   3,900             115
Global Payments, Inc.                                  81,138           3,477
Hanmi Financial Corp.                                  27,200             498
Harleysville Group, Inc.                                  241               6
HCC Insurance Holdings, Inc.                           35,450           1,063
HealthExtras, Inc. (AE)                                82,500           1,737
Highwoods Properties, Inc. (o)                            300               8
Horace Mann Educators Corp.                            10,000             194
Hospitality Properties Trust (o)                       13,900             552
HRPT Properties Trust (o)                             169,470           1,849
Infinity Property & Casualty Corp. (N)                 18,000             670
Innkeepers USA Trust (o)                               39,000             608
Investment Technology Group, Inc. (AE)                 75,750           2,463
Investors Financial Services Corp. (N)                 42,800           1,634
IPC Holdings, Ltd. (N)                                 23,500             619
iStar Financial, Inc. (o)                              20,100             741
Jack Henry & Associates, Inc. (N)                      61,300           1,102
Jefferies Group, Inc.                                  24,000           1,019

 24  Equity II Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
John H Harland Co. (N)                                  9,700             403
Jones Lang LaSalle, Inc.                               14,800             744
Knight Capital Group, Inc. Class A (AE)(N)            107,468           1,028
La Quinta Corp. (AE)(o)                                71,971             601
LandAmerica Financial Group, Inc. (N)                  36,021           2,275
Liberty Property Trust (o)                              6,000             250
LTC Properties, Inc. (o)                                5,300             109
Macerich Co. (The) (o)                                 16,500           1,060
Mack-Cali Realty Corp. (o)                             22,700             968
Markel Corp. (AE)                                       4,950           1,574
MeriStar Hospitality Corp. (AE)(o)                     61,300             531
MoneyGram International, Inc.                          18,600             452
Montpelier Re Holdings, Ltd. (N)                       31,500             633
Nasdaq Stock Market, Inc. (AE)                         15,700             485
National Penn Bancshares, Inc. (N)                      6,234             122
Nationwide Financial Services, Inc. Class A            20,300             820
New Century Financial Corp. (o)                        12,100             374
North Fork Bancorporation, Inc.                        32,500             824
OceanFirst Financial Corp.                              6,300             142
Ohio Casualty Corp.                                     6,195             169
Old Republic International Corp.                       36,800             953
Omega Healthcare Investors, Inc. (o)                   22,100             272
Pan Pacific Retail Properties, Inc. (o)                 4,000             254
PFF Bancorp, Inc.                                       7,275             219
Phoenix Cos., Inc. (The)                               39,700             514
Piper Jaffray Cos., Inc. (AE)                          10,500             361
Portfolio Recovery Associates, Inc. (AE)(N)            36,940           1,437
Post Properties, Inc. (o)                               5,300             216
Primus Guaranty, Ltd. (AE)(N)                          27,700             244
ProAssurance Corp. (AE)                                18,281             856
Protective Life Corp.                                  35,400           1,552
Provident Bankshares Corp. (N)                         11,498             401
PS Business Parks, Inc. (o)                            10,400             484
R&G Financial Corp. Class B                            17,100             168
Radian Group, Inc.                                     18,000             938
Raymond James Financial, Inc.                          35,000           1,191
Reinsurance Group of America, Inc.                     20,100             920
RenaissanceRe Holdings, Ltd. (N)                       21,000             795
Republic Bancorp, Inc. Class A (N)                     37,025             759
Rewards Network, Inc. (AE)(N)                           6,900              37
RLI Corp.                                               6,600             355
Ryder System, Inc.                                     57,200           2,269
Safety Insurance Group, Inc. (N)                       10,400             391
Senior Housing Properties Trust (o)                    48,030             851
Southwest Bancorp, Inc.                                35,500             831
Sovereign Bancorp, Inc. (N)                            38,000             820
Sovran Self Storage, Inc. (o)                          17,500             814
Stancorp Financial Group, Inc.                         19,751           1,819
State Auto Financial Corp.                              6,700             221
Sterling Bancshares, Inc.                              20,100             297

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sterling Financial Corp. (N)                            4,500              95
Stewart Information Services Corp.                     21,250           1,082
Strategic Hotel Capital, Inc. (o)                      14,100             240
Sunstone Hotel Investors, Inc. (o)                     17,100             383
SVB Financial Group (AE)                               17,610             875
TCF Financial Corp.                                    21,000             569
TD Banknorth, Inc. (N)                                 25,800             743
TierOne Corp.                                          11,200             316
Trizec Properties, Inc. (o)                             2,800              62
UCBH Holdings, Inc. (N)                                 3,000              52
UICI                                                   11,200             405
UMB Financial Corp. (N)                                   990              66
United Fire & Casualty Co.                              2,700             122
United Rentals, Inc. (AE)(N)                           33,200             650
Universal Health Realty Income Trust (o)                6,500             212
W Holding Co., Inc. (N)                                61,047             471
Webster Financial Corp.                                18,000             831
Whitney Holding Corp.                                  11,850             320
WR Berkley Corp.                                       53,705           2,347
Wright Express Corp. (AE)(N)                           50,000           1,079
Zenith National Insurance Corp. (N)                    24,465           1,101
Zions Bancorporation                                    9,000             661
                                                                 ------------
                                                                      117,775
                                                                 ------------

Health Care - 12.7%
Accelrys, Inc. (AE)(N)                                 64,700             423
Albany Molecular Research, Inc. (AE)                   28,900             387
Alexion Pharmaceuticals, Inc. (AE)(N)                  11,300             310
Alkermes, Inc. (AE)(N)                                 47,700             777
Allied Healthcare International, Inc. (AE)             44,200             269
Allion Healthcare, Inc. (AE)(N)                        23,800             380
Allscripts Healthcare Solutions, Inc. (AE)             32,395             518
Alpharma, Inc. Class A                                 17,600             438
American Dental Partners, Inc. (AE)                    13,800             293
Anadys Pharmaceuticals, Inc. (AE)                      40,800             404
Applera Corp. - Celera Genomics Group (AE)            127,650           1,516
Arena Pharmaceuticals, Inc. (AE)(N)                    26,680             277
Arqule, Inc. (AE)                                       7,300              52
Arthrocare Corp. (AE)(N)                               43,340           1,592
Barr Pharmaceuticals, Inc. (AE)                        12,000             689
Bausch & Lomb, Inc.                                    14,800           1,098
Bio-Rad Laboratories, Inc. Class A (AE)(N)             28,900           1,691
Cephalon, Inc. (AE)(N)                                 20,200             921
Community Health Systems, Inc. (AE)                    57,831           2,146
Cooper Cos., Inc.                                       8,006             551
Critical Therapeutics, Inc. (AE)(N)                    23,600             162
Cytyc Corp. (AE)                                       85,900           2,178
Dade Behring Holdings, Inc.                            23,900             861

                                                              Equity II Fund  25

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
DaVita, Inc. (AE)                                     103,774           5,104
Digene Corp. (AE)(N)                                   22,900             692
Edwards Lifesciences Corp. (AE)                        38,510           1,594
Flamel Technologies SA - ADR (AE)(N)                   15,900             283
Foxhollow Technologies, Inc. (AE)(N)                   52,900           2,397
Gene Logic, Inc. (AE)(N)                               19,200              73
Genesis HealthCare Corp. (AE)(N)                       29,500           1,197
Gentiva Health Services, Inc. (AE)                      6,600              97
Greatbatch, Inc. (AE)                                   3,250              85
Haemonetics Corp. (AE)                                 16,200             785
Health Net, Inc. (AE)                                  38,200           1,789
HealthTronics, Inc. (AE)                               30,900             281
Henry Schein, Inc. (AE)                                17,768             704
Hologic, Inc. (AE)                                     42,200           2,340
ICU Medical, Inc. (AE)                                  5,300             185
Illumina, Inc. (AE)(N)                                 40,000             623
Immucor, Inc. (AE)                                     28,545             740
Invitrogen Corp. (AE)                                  14,400             916
IRIS International, Inc. (AE)                          44,100           1,034
Kendle International, Inc. (AE)                        19,800             477
Kindred Healthcare, Inc. (AE)(N)                       14,720             412
Kinetic Concepts, Inc. (AE)                             4,750             171
Kos Pharmaceuticals, Inc. (AE)                         13,656             819
Kyphon, Inc. (AE)(N)                                   14,200             569
LCA-Vision, Inc.                                        4,600             193
LifePoint Hospitals, Inc. (AE)                          6,300             246
Lincare Holdings, Inc. (AE)                            79,275           3,238
Magellan Health Services, Inc. (AE)                    81,100           2,411
Matria Healthcare, Inc. (AE)(N)                        46,600           1,563
Maxygen, Inc. (AE)                                      8,300              73
Medcath Corp. (AE)                                      6,800             125
Medicis Pharmaceutical Corp. Class A                   21,603             637
Medimmune, Inc. (AE)                                   48,300           1,690
Mentor Corp. (N)                                       20,450             920
Merit Medical Systems, Inc. (AE)(N)                    27,900             333
Myogen, Inc. (AE)(N)                                   38,200             766
Myriad Genetics, Inc. (AE)(N)                          25,200             488
Nabi Biopharmaceuticals (AE)(N)                        46,861             602
Natus Medical, Inc. (AE)                               38,400             629
Neurocrine Biosciences, Inc. (AE)(N)                   31,952           1,688
Nuvelo, Inc. (AE)(N)                                   14,800             124
Odyssey HealthCare, Inc. (AE)                          17,800             308
OraSure Technologies, Inc. (AE)                        49,900             549
Orthofix International NV (AE)                          6,900             260
Panacos Pharmaceuticals, Inc. (AE)                     33,000             261
Parexel International Corp. (AE)                       19,100             418
Pediatrix Medical Group, Inc. (AE)                     17,500           1,349
Pharmaceutical Product Development, Inc. (AE)           8,000             460
Pharmacopeia Drug Discovery, Inc. (AE)                 33,500             126
Phase Forward, Inc. (AE)                               48,300             527
PolyMedica Corp. (N)                                   27,389             904

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Radiation Therapy Services, Inc. (AE)                  12,000             360
Resmed, Inc. (AE)(N)                                   44,556           1,699
Respironics, Inc. (AE)                                 55,100           1,976
SFBC International, Inc. (AE)                          17,562             749
Sierra Health Services, Inc. (AE)                       4,600             345
SonoSite, Inc. (AE)(N)                                 17,700             520
Stericycle, Inc. (AE)                                  50,700           2,918
Sunrise Senior Living, Inc. (AE)(N)                     7,800             252
Sybron Dental Specialties, Inc. (AE)                   14,799             635
Symmetry Medical, Inc. (AE)                            40,146             889
Syneron Medical, Ltd. (AE)(N)                          30,800           1,107
Techne Corp. (AE)                                      13,500             732
Theravance, Inc. (AE)                                  33,500             726
Thoratec Corp. (AE)                                    28,300             560
United Surgical Partners International, Inc.
   (AE)                                                35,757           1,282
United Therapeutics Corp. (AE)(N)                       6,570             485
Varian Medical Systems, Inc. (AE)                      29,342           1,337
VCA Antech, Inc. (AE)                                  52,200           1,347
Ventana Medical Systems, Inc. (AE)(N)                   3,380             130
ViaCell, Inc. (AE)(N)                                   5,900              30
Viasys Healthcare, Inc. (AE)                           15,000             358
ViroPharma, Inc. (AE)                                  15,700             301
Watson Pharmaceuticals, Inc. (AE)                      26,250             907
                                                                 ------------
                                                                       81,833
                                                                 ------------

Integrated Oils - 0.0%
Giant Industries, Inc. (AE)                             5,600             320
                                                                 ------------

Materials and Processing - 6.3%
Agrium, Inc.                                           42,200             895
Airgas, Inc.                                           32,676             924
Albany International Corp. Class A                     12,800             494
AM Castle & Co. (AE)                                   54,500           1,086
Apogee Enterprises, Inc. (N)                            7,400             121
Ashland, Inc.                                           6,200             332
Ball Corp.                                             19,900             783
Bluegreen Corp. (AE)(N)                                 5,000              76
Builders FirstSource, Inc. (AE)(N)                     22,600             442
Calgon Carbon Corp. (N)                                10,100              55
Cambrex Corp.                                          25,400             485
Cameco Corp. (AE)                                       8,276             396
Celanese Corp. (N)                                     40,600             716
CF Industries Holdings, Inc.                           11,100             153
Chemtura Corp.                                         49,500             530
Chicago Bridge & Iron Co. NV                           16,109             359
Comfort Systems USA, Inc. (AE)(N)                       8,810              75
Constar International, Inc. (AE)(N)                    34,600              69
Crown Holdings, Inc. (AE)                              68,500           1,111
Cytec Industries, Inc.                                 44,300           1,830
Eagle Materials, Inc. (N)                               4,400             469
ElkCorp                                                18,700             592
EMCOR Group, Inc. (AE)                                 18,200           1,110

 26  Equity II Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Energizer Holdings, Inc. (AE)                          14,190             716
Engelhard Corp.                                        55,200           1,501
Exide Technologies (AE)(N)                             48,000             204
Florida Rock Industries, Inc.                           3,300             188
Gold Kist, Inc. (AE)(N)                                29,500             507
Granite Construction, Inc. (N)                         10,000             341
Harsco Corp.                                           15,100             970
HB Fuller Co.                                           4,050             121
Hercules, Inc. (AE)                                   108,000           1,203
Insituform Technologies, Inc. Class A (AE)             26,100             469
Jacuzzi Brands, Inc. (AE)                              69,500             513
Lafarge North America, Inc.                            35,500           2,148
Lennox International, Inc.                              7,000             195
Louisiana-Pacific Corp.                                 6,650             166
Martin Marietta Materials, Inc.                        30,400           2,399
Metal Management, Inc. (N)                             31,500             763
Mosaic Co. (The) (AE)(N)                               26,700             352
Mueller Industries, Inc.                               16,400             452
NewMarket Corp. (AE)(N)                                 7,900             148
NS Group, Inc. (AE)                                    17,333             600
Olympic Steel, Inc. (AE)(N)                            36,000             640
OM Group, Inc. (AE)                                    32,100             513
Oregon Steel Mills, Inc. (AE)                          36,601             929
Pactiv Corp. (AE)                                      16,300             321
PolyOne Corp. (AE)(N)                                  56,900             328
Precision Castparts Corp.                              12,200             578
Quanex Corp. (N)                                       36,330           2,104
Quanta Services, Inc. (AE)(N)                         122,200           1,404
Regeneron Pharmaceuticals, Inc. (AE)                   12,000             150
Reliance Steel & Aluminum Co.                          12,900             736
Schnitzer Steel Industries, Inc. Class A               25,500             813
Silgan Holdings, Inc.                                  12,600             405
Terra Industries, Inc. (AE)(N)                         68,250             417
Texas Industries, Inc. (N)                             14,500             719
Trammell Crow Co. (AE)                                  8,000             205
UAP Holding Corp. (N)                                  36,000             688
Unifi, Inc. (AE)                                       31,500              92
Universal Forest Products, Inc.                         2,000             111
URS Corp. (AE)                                         15,085             610
USEC, Inc.                                             49,540             495
USG Corp. (AE)(N)                                       6,040             357
Vertex Pharmaceuticals, Inc. (AE)(N)                   10,000             228
Washington Group International, Inc. (AE)              13,551             674
Wheeling-Pittsburgh Corp. (AE)(N)                       8,800             113
                                                                 ------------
                                                                       40,689
                                                                 ------------

Miscellaneous - 1.2%
Brunswick Corp.                                        32,800           1,251
Hillenbrand Industries, Inc.                            9,600             442
Johnson Controls, Inc.                                 11,200             762

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
McDermott International, Inc. (AE)                     21,527             782
SPX Corp.                                               8,800             379
Teleflex, Inc.                                         12,800             847
Trinity Industries, Inc. (N)                           35,100           1,336
Walter Industries, Inc.                                19,691             899
Wesco Financial Corp.                                   2,800             971
                                                                 ------------
                                                                        7,669
                                                                 ------------

Other Energy - 8.2%
Alliance Resource Partners, LP                         10,000             422
Alpha Natural Resources, Inc. (AE)(N)                  19,000             451
Arch Coal, Inc.                                        14,583           1,124
Atwood Oceanics, Inc. (AE)                              4,071             287
Berry Petroleum Co. Class A                             1,200              72
Cabot Oil & Gas Corp.                                   5,400             247
Cal Dive International, Inc. (AE)(N)                   37,150           2,286
Callon Petroleum Co. (AE)                              23,900             437
Consol Energy, Inc.                                    15,400             938
Cooper Cameron Corp. (AE)                              14,000           1,032
Core Laboratories NV (AE)                              29,728             958
Denbury Resources, Inc. (AE)                           49,200           2,147
Diamond Offshore Drilling, Inc.                        13,726             775
Dril-Quip, Inc. (AE)                                    5,400             221
Dynegy, Inc. Class A (AE)                              61,400             273
Enbridge Energy Partners, LP (N)                       16,800             848
ENSCO International, Inc.                              24,400           1,112
Foundation Coal Holdings, Inc.                         14,300             536
Frontier Oil Corp.                                     28,200           1,040
Global Industries, Ltd. (AE)                           17,600             224
Grant Prideco, Inc. (AE)                               64,980           2,527
Helmerich & Payne, Inc.                                22,400           1,241
Holly Corp.                                            13,300             766
Hornbeck Offshore Services, Inc. (AE)(N)                8,300             267
Houston Exploration Co. (AE)                           23,300           1,201
Input/Output, Inc. (AE)(N)                             41,200             316
Nabors Industries, Ltd. (AE)                            8,688             596
National-Oilwell Varco, Inc. (AE)                      34,175           2,135
NRG Energy, Inc. (AE)                                  25,100           1,080
Ormat Technologies, Inc. (N)                           12,400             253
Patterson-UTI Energy, Inc.                             33,100           1,130
Pogo Producing Co.                                     11,000             556
Precision Drilling Corp. (AE)                          19,024             875
Pride International, Inc. (AE)                         37,300           1,047
Quicksilver Resources, Inc. (AE)(N)                    22,700             879
Range Resources Corp.                                  52,992           1,891
Smith International, Inc.                              25,400             823
Swift Energy Co. (AE)                                  28,310           1,236
Talisman Energy, Inc.                                  17,400             771
TEPPCO Partners, LP (N)                                23,000             899
Tesoro Corp.                                            8,900             544
Tetra Technologies, Inc. (AE)                          25,530             714
Todco Class A                                         147,820           6,615

                                                              Equity II Fund  27

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Unit Corp. (AE)                                        44,703           2,342
Universal Compression Holdings, Inc. (AE)              35,420           1,263
Valero, LP                                             11,000             643
Veritas DGC, Inc. (AE)                                 28,334             913
Vintage Petroleum, Inc.                                10,263             533
W-H Energy Services, Inc. (AE)(N)                      30,200             915
Whiting Petroleum Corp. (AE)                           24,500             994
XTO Energy, Inc.                                       26,997           1,173
                                                                 ------------
                                                                       52,568
                                                                 ------------

Producer Durables - 6.4%
American Tower Corp. Class A (AE)                     127,385           3,038
Ametek, Inc.                                           20,800             847
AO Smith Corp. (N)                                      3,050              99
Applied Industrial Technologies, Inc.                   1,800              59
Arris Group, Inc. (AE)                                129,900           1,074
Asyst Technologies, Inc. (AE)                          38,200             165
ATMI, Inc. (AE)(N)                                     28,000             765
Audiovox Corp. Class A (AE)                             7,300             104
Axcelis Technologies, Inc. (AE)                       130,300             567
BE Aerospace, Inc. (AE)                                17,800             323
Briggs & Stratton Corp.                                18,000             576
Bucyrus International, Inc. Class A                    16,732             695
C&D Technologies, Inc.                                  1,600              15
Cascade Corp. (N)                                      25,700           1,252
CNH Global NV (N)                                      24,880             464
Cognex Corp. (N)                                       30,000             857
Columbus McKinnon Corp. (AE)                           12,600             288
Credence Systems Corp. (AE)                            60,673             467
Crown Castle International Corp. (AE)                  46,200           1,133
Cymer, Inc. (AE)(N)                                    32,200           1,122
Dionex Corp. (AE)                                      12,600             610
Dominion Homes, Inc. (AE)(N)                            3,900              47
DR Horton, Inc.                                        23,501             721
Encore Wire Corp. (AE)                                  3,500              75
Entegris, Inc. (AE)                                   100,031             976
ESCO Technologies, Inc. (AE)                            3,400             147
Esterline Technologies Corp. (AE)                       1,800              68
Flowserve Corp. (AE)                                   11,100             389
Gehl Co. (AE)(N)                                        8,900             204
Genlyte Group, Inc. (AE)                               14,680             748
Graco, Inc.                                            19,800             679
HNI Corp.                                               3,100             152
IDEX Corp.                                             10,715             429
Itron, Inc. (AE)                                       14,100             613
JLG Industries, Inc. (N)                               30,050           1,153
Joy Global, Inc.                                       26,549           1,218
KB Home                                                 7,400             484
Kennametal, Inc.                                       15,412             788
Kimball International, Inc. Class B (N)                 4,310              48
Lennar Corp. Class A                                   13,500             750

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Levitt Corp. Class A (N)                               13,900             273
LTX Corp. (AE)(N)                                      26,300              90
Manitowoc Co.                                           7,800             415
MDC Holdings, Inc.                                     19,015           1,304
Meritage Homes Corp. (AE)                              19,500           1,214
Middleby Corp. (AE)(N)                                 13,900           1,008
Milacron, Inc. (AE)(N)                                 90,858             116
Orbital Sciences Corp. (AE)(N)                         29,700             345
Orleans Homebuilders, Inc. (N)                          4,400              88
Pall Corp.                                             46,200           1,209
Roper Industries, Inc.                                 40,198           1,515
Standard-Pacific Corp.                                 24,200             934
Steelcase, Inc. Class A (N)                            27,600             395
Technical Olympic USA, Inc. (AE)(N)                    32,500             687
Tecumseh Products Co. Class A                          24,200             487
Teledyne Technologies, Inc. (AE)                       20,650             728
Tennant Co.                                             3,430             149
Teradyne, Inc. (AE)                                    65,700             890
Thermo Electron Corp. (AE)                             64,100           1,935
Thomas & Betts Corp. (AE)                               9,200             358
Toll Brothers, Inc. (AE)                               18,000             664
Ultratech, Inc. (AE)(N)                                 7,000              96
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                38,600           1,460
WCI Communities, Inc. (AE)(N)                          21,900             548
                                                                 ------------
                                                                       41,117
                                                                 ------------

Technology - 15.0%
ADTRAN, Inc.                                           18,163             549
Agile Software Corp. (AE)                             181,200           1,287
Akamai Technologies, Inc. (AE)                         72,900           1,264
Alliance Semiconductor Corp. (AE)(N)                   46,400             122
American Reprographics Co. (AE)(N)                     35,000             590
Amkor Technology, Inc. (AE)                            27,100             143
Amphenol Corp. Class A                                 23,575             942
Anixter International, Inc.                             6,950             258
Ansoft Corp. (AE)(N)                                    5,900             189
Ansys, Inc. (AE)                                        1,900              71
Anteon International Corp. (AE)                        18,400             832
Applera Corp. - Applied Biosystems Group               30,800             747
ASE Test, Ltd. (AE)                                    45,700             252
AsiaInfo Holdings, Inc. (AE)(N)                        23,100              89
Atmel Corp. (AE)                                       55,300             136
Autodesk, Inc.                                         19,200             866
Avid Technology, Inc. (AE)                             26,000           1,280
Avnet, Inc. (AE)                                       49,400           1,139
AVX Corp. (N)                                          62,000             768
BearingPoint, Inc. (AE)(N)                            108,900             764
Bottomline Technologies, Inc. (AE)                     29,900             378
Cadence Design Systems, Inc. (AE)                     100,500           1,606
Carrier Access Corp. (AE)                               9,200              40
Ciena Corp. (AE)                                      411,500             975

 28  Equity II Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cirrus Logic, Inc. (AE)                                22,800             150
Coherent, Inc. (AE)                                     7,000             207
Compuware Corp. (AE)                                   75,200             608
Comtech Telecommunications Corp. (AE)(N)                6,450             247
Comverse Technology, Inc. (AE)                         36,200             909
Conexant Systems, Inc. (AE)                            29,000              56
Digitas, Inc. (AE)                                     62,000             670
Electronics for Imaging, Inc. (AE)                     82,680           2,076
EMS Technologies, Inc. (AE)                             3,100              51
Emulex Corp. (AE)                                      52,000             963
Equinix, Inc. (AE)(N)                                  20,100             741
ESS Technology, Inc. (AE)                              15,300              44
F5 Networks, Inc. (AE)                                 15,151             788
Fairchild Semiconductor International, Inc. (AE)       91,200           1,404
Filenet Corp. (AE)                                     13,000             366
Flir Systems, Inc. (AE)                                16,178             339
Formfactor, Inc. (AE)                                  12,502             308
Foundry Networks, Inc. (AE)                            37,600             449
Genesis Microchip, Inc. (AE)                           28,900             556
GTSI Corp. (AE)(N)                                     96,791             788
Harris Corp.                                           50,400           2,071
Ikanos Communications, Inc. (AE)(N)                    23,400             369
InFocus Corp. (AE)(N)                                  50,300             161
Informatica Corp. (AE)(N)                             186,000           2,213
Ingram Micro, Inc. Class A (AE)                        82,250           1,489
Integrated Device Technology, Inc. (AE)                40,800             403
Integrated Silicon Solutions, Inc. (AE)(N)            122,000             942
Intergraph Corp. (AE)(N)                                9,890             478
Intermagnetics General Corp. (AE)                      30,213             866
Intersil Corp. Class A                                 78,268           1,781
Interwoven, Inc. (AE)                                  20,600             194
j2 Global Communications, Inc. (AE)(N)                 76,700           3,391
JDA Software Group, Inc. (AE)                          21,500             348
Keane, Inc. (AE)(N)                                    30,300             342
Kemet Corp. (AE)(N)                                    22,000             152
Keynote Systems, Inc. (AE)                             37,100             483
Komag, Inc. (AE)(N)                                     3,500              94
Kopin Corp. (AE)                                       44,600             252
Lawson Software, Inc. (AE)(N)                         145,500           1,115
LSI Logic Corp. (AE)                                  298,500           2,421
M-Systems Flash Disk Pioneers Ltd. (AE)(N)             72,100           2,285
Macromedia, Inc. (AE)                                   8,200             360
Matrixone, Inc. (AE)(N)                               178,400             899
Maxtor Corp. (AE)(N)                                  485,700           1,700
McAfee, Inc. (AE)                                      19,200             577
MEMC Electronic Materials, Inc. (AE)                   54,500             978
Merix Corp. (AE)(N)                                     5,300              29
Methode Electronics, Inc.                               4,040              41

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Microchip Technology, Inc.                             13,200             398
Micros Systems, Inc. (AE)                              18,400             845
Microsemi Corp. (AE)(N)                                92,100           2,134
Microtune, Inc. (AE)                                    5,120              20
Nam Tai Electronics, Inc.                              13,000             294
NAVTEQ Corp. (AE)                                      12,700             497
Ness Technologies, Inc. (AE)                           15,500             141
NETGEAR, Inc. (AE)(N)                                  11,200             219
Netlogic Microsystems, Inc. (AE)(N)                    81,100           1,586
Network Engines, Inc. (AE)                             52,700              69
Novell, Inc. (AE)(N)                                   39,600             302
Nuance Communications, Inc. (AE)(N)                    93,100             479
Nvidia Corp. (AE)                                      41,500           1,392
O2Micro International, Ltd. (AE)                       39,602             519
Openwave Systems, Inc. (AE)(N)                         63,700           1,138
Parametric Technology Corp. (AE)                      114,621             746
PerkinElmer, Inc.                                      18,500             408
Perot Systems Corp. Class A (AE)(N)                    10,000             139
PMC - Sierra, Inc. (AE)(N)                            126,000             895
Quantum Corp. (AE)(N)                                 217,400             657
Quest Software, Inc. (AE)                              44,200             615
Rackable Systems, Inc. (AE)                            81,700           1,136
RADWARE, Ltd. (AE)                                     11,800             217
Redback Networks, Inc. (AE)(N)                        123,466           1,298
Reynolds & Reynolds Co. (The) Class A                  16,700             443
RF Micro Devices, Inc. (AE)                            69,600             365
Rockwell Automation, Inc.                              10,836             576
RSA Security, Inc. (AE)(N)                             47,100             537
Safeguard Scientifics, Inc. (AE)                       41,600              62
SafeNet, Inc. (AE)(N)                                  12,500             415
Salesforce.com, Inc. (AE)                              11,900             297
Sapient Corp. (AE)(N)                                  36,700             190
Satyam Computer Services, Ltd. -ADR                    31,200           1,066
Seachange International, Inc. (AE)(N)                  29,600             185
Semtech Corp. (AE)                                     39,900             602
Serena Software, Inc. (AE)(N)                          32,000             700
Silicon Storage Technology, Inc. (AE)                  34,900             176
SiRF Technology Holdings, Inc. (AE)                    11,700             302
Solectron Corp. (AE)                                  227,500             803
SonicWALL, Inc. (AE)                                   33,617             234
SPSS, Inc. (AE)(N)                                      6,300             144
SYKES Enterprises, Inc. (AE)                           35,000             505
Symbol Technologies, Inc.                                 124               1
Tekelec (AE)(N)                                        34,000             466
Tellabs, Inc. (AE)                                    114,740           1,097
Tessera Technologies, Inc. (AE)                        30,738             858
TIBCO Software, Inc. (AE)                             127,000             964
Transaction Systems Architects, Inc. Class A
   (AE)                                                34,041             919
Trident Microsystems, Inc. (AE)(N)                     53,500           1,619
Triquint Semiconductor, Inc. (AE)                      50,900             214
Trizetto Group, Inc. (The) (AE)                        30,600             434
Ulticom, Inc. (AE)                                      2,200              23

                                                              Equity II Fund  29

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ultimate Software Group, Inc. (AE)(N)                  53,900             916
Unisys Corp. (AE)                                     120,800             617
UNOVA, Inc. (AE)                                       32,839           1,018
Utstarcom, Inc. (AE)(N)                                26,100             144
Vasco Data Security International (AE)(N)              17,500             187
VeriFone Holdings, Inc. (AE)                           66,100           1,533
Verint Systems, Inc. (AE)(N)                           17,000             651
Verity, Inc. (AE)                                      45,400             452
Viasat, Inc. (AE)(N)                                   35,800             887
WatchGuard Technologies, Inc. (AE)                     28,600             100
Wavecom SA - ADR (AE)                                  18,700             266
Websense, Inc. (AE)                                    15,440             912
Western Digital Corp. (AE)(N)                         174,200           2,108
Wind River Systems, Inc. (AE)(N)                      106,481           1,395
Witness Systems, Inc. (AE)                             47,400             929
Zoran Corp. (AE)(N)                                    72,000           1,057
                                                                 ------------
                                                                       96,954
                                                                 ------------

Utilities - 3.2%
Alamosa Holdings, Inc. (AE)                           102,700           1,520
Allete, Inc.                                           23,000           1,012
Alliant Energy Corp.                                   42,600           1,127
Avista Corp.                                           26,010             456
Cablevision Systems Corp. Class A (AE)                 31,300             776
Cascade Natural Gas Corp.                              17,400             358
Centerpoint Energy, Inc. (N)                           34,900             462
CenturyTel, Inc.                                       14,000             458
CMS Energy Corp. (AE)                                  42,800             638
Commonwealth Telephone Enterprises, Inc.               29,380           1,054
Energen Corp.                                           3,500             132
IDACORP., Inc.                                         13,400             387
IDT Corp. Class B (AE)(N)                               1,000              12
Laclede Group, Inc. (The) (N)                           5,400             161
Leap Wireless International, Inc. (AE)                 18,106             598
National Fuel Gas Co.                                  19,200             579
NeuStar, Inc. Class A (AE)                             14,200             434
NII Holdings, Inc. (AE)                                 5,815             482
Northeast Utilities                                   106,400           1,935
NorthWestern Corp.                                      4,900             146
OGE Energy Corp.                                       39,000           1,005
Oneok, Inc.                                            10,100             290
Pepco Holdings, Inc.                                   42,000             903
Pinnacle West Capital Corp.                            22,000             919
PNM Resources, Inc.                                    16,200             411
RCN Corp. (AE)(N)                                       3,900              79

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sierra Pacific Resources (AE)(N)                       53,210             689
South Jersey Industries, Inc.                           6,400             179
Talk America Holdings, Inc. (AE)(N)                    34,500             333
UbiquiTel, Inc. (AE)(N)                               133,900           1,157
UGI Corp.                                              37,150             877
US Cellular Corp. (AE)                                  9,130             466
Westar Energy, Inc.                                    23,100             510
                                                                 ------------
                                                                       20,545
                                                                 ------------

TOTAL COMMON STOCKS
(cost $503,618)                                                       611,508
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Washington Mutual, Inc.(AE)
   2050 Warrants                                          121              16
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $20)                                                                 16
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.8%
Frank Russell Investment Company
   Money Market Fund                               29,197,002          29,197
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  2,000           1,993
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $31,190)                                                         31,190
                                                                 ------------

OTHER SECURITIES - 18.4%
Frank Russell Investment Company
   Money Market Fund (X)                           38,818,126          38,818
State Street Securities Lending
   Quality Trust (X)                               79,534,672          79,535
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $118,353)                                                       118,353
                                                                 ------------

TOTAL INVESTMENTS - 118.1%
(identified cost $653,181)                                            761,067

OTHER ASSETS AND LIABILITIES,
NET - (18.1%)                                                        (116,877)
                                                                 ------------

NET ASSETS - 100.0%                                                   644,190
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 30  Equity II Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY II FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 2000 Mini Index (CME)
   expiration date 12/05 (471)                             30,577               (816)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (816)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       4.0
Consumer Discretionary                                       18.7
Consumer Staples                                              0.9
Financial Services                                           18.3
Health Care                                                  12.7
Integrated Oils                                               --*
Materials and Processing                                      6.3
Miscellaneous                                                 1.2
Other Energy                                                  8.2
Producer Durables                                             6.4
Technology                                                   15.0
Utilities                                                     3.2
Warrants & Rights                                             --*
Short-Term Investments                                        4.8
Other Securities                                             18.4
                                                  ---------------
Total Investments                                           118.1
Other Assets and Liabilities, Net                           (18.1)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                              Equity II Fund  31

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                     EQUITY Q - CLASS I                 RUSSELL 1000(R) **
                                                                     ------------------                 ------------------
*                                                                         10000.00                           10000.00
1996                                                                      12339.00                           12292.00
1997                                                                      16359.00                           16206.00
1998                                                                      19298.00                           19401.00
1999                                                                      24567.00                           24364.00
2000                                                                      26804.00                           26571.00
2001                                                                      20421.00                           19652.00
2002                                                                      17256.00                           16783.00
2003                                                                      21060.00                           20528.00
2004                                                                      22842.00                           22443.00
2005                                                                      25195.00                           24793.00

Equity Q Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.30%
5 Years                                (1.23)%sec.
10 Years                                9.68%sec.

Equity Q Fund - Class E  ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.03
5 Years                                (1.46)%sec.
10 Years                                9.52%sec.

Equity Q Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.34%
5 Years                                (1.15)%sec.
10 Years                                9.73%sec.

Russell 1000(TM) Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.47%
5 Years                                (1.38)%sec.
10 Years                                9.50%sec.

 32  Equity Q Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Equity Q Fund Class I, Class E and Class Y gained 10.30%, 10.03% and 10.34%, respectively. This compared to the Russell 1000(R) Index, which gained 10.47% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Core Funds Average returned 8.33%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The primary performance drivers were the Fund's fully invested position and exposure to companies with factor exposures, or characteristics, that the Fund's money managers believed to be predictive of positive long-term excess returns. The key factors that were positively rewarded by the market were positive price momentum and positive earnings surprises and revisions. These are two of the primary long term factors on which the Fund's money managers selected stocks. The third primary stock selection factor is lower valuation, which was rewarded to a lesser extent during the twelve months.

Energy stocks significantly outperformed during the fiscal year. The Fund had a greater-than-benchmark weight in the integrated oils sector, but was slightly underweight in the extremely strong other energy sector, particularly the oil well equipment and service sub-sector. Although the Fund did well in most sectors, an underweight in consumer staples and overweight in technology detracted from performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

A key detractor to performance was an underweight in consumer staples and weak stock selection within that sector, particularly in tobacco stocks. An underweight in Altria was one of the key detractors from performance. In addition, a modest overweight in technology also offset some of the Fund's money managers' positive achievements in the fiscal year.

Exposure to stocks with positive price momentum and positive earnings surprise and revisions were significant positive contributors to the Fund's performance. The Fund also was characterized by a lower dividend yield stance, another positive contributor. Dividend yield was not rewarded during the period due to steadily rising interest rates. The Fund was also rewarded for its modest value bias.

Security selection was the primary positive contributor to Fund's performance, with selection positive in eight out of 11 economic sectors. The largest positive contributors to performance came from overweighting the integrated oils sector coupled with strong stock selection in that sector, and underweighting the weak materials and processing sector together with strong stock selection within that sector.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's money managers emphasized those factors they believed would be rewarded with long-term positive excess returns. These included positive price momentum and positive earnings surprises and revisions. A slightly lower valuation stance than the benchmark as well as a lower dividend yield were modest positive contributors to the Fund's performance. The broadly diversified nature of the Fund and money manager assignments resulted in a slightly greater than benchmark exposure to energy stocks, though the stronger other energy sector was underweight.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Barclays Global Investors was terminated in December 2004 and replaced with Goldman Sachs Asset Management, L.P. In August 2005, a "select holdings" strategy was implemented. Pursuant to this strategy, FRIMCo analyzes the stocks purchased for the Fund by each of the Fund's money managers to identify particular stocks that are concurrently overweighted by the money managers. Based on rankings from a proprietary model, FRIMCo purchases additional shares of certain stocks for the Fund. The Fund continues to pursue a strategy of increasing stock specific risk and these changes were consistent with this strategy. All other managers were equally weighted in the Fund.

                                                               Equity Q Fund  33

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Aronson + Johnson + Ortiz, L.P.             Market-Oriented
Franklin Portfolio Associates, LLC          Market-Oriented
Goldman Sachs Asset Management, L.P.        Market-Oriented
Jacobs Levy Equity Management, Inc.         Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Equity Q Fund Class I assumes initial investment on November 1, 1995.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ Equity Q Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Equity Q Fund Class I performance has been linked with Class Y to provide historical perspective.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34  Equity Q Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES


THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,066.20      $     1,020.57
Expenses Paid During
Period*                       $         4.79      $         4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,067.50      $     1,021.78
Expenses Paid During
Period*                       $         3.54      $         3.47

* Expenses are equal to the Fund's annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,067.80      $     1,021.98
Expenses Paid During
Period*                       $         3.34      $         3.26

* Expenses are equal to the Fund's annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                               Equity Q Fund  35

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 97.9%
Auto and Transportation - 3.1%
Burlington Northern Santa Fe Corp.                     85,100           5,281
CNF, Inc.                                              21,800           1,227
Continental Airlines, Inc. Class B (AE)(N)             16,000             207
CSX Corp.                                             232,000          10,628
FedEx Corp.                                            66,000           6,067
Ford Motor Co. (N)                                    491,900           4,093
Goodyear Tire & Rubber Co. (The) (AE)(N)               96,400           1,508
Harley-Davidson, Inc.                                  16,600             822
JB Hunt Transport Services, Inc. (N)                   80,200           1,557
Landstar System, Inc.                                  19,000             732
Norfolk Southern Corp.                                 67,500           2,713
Oshkosh Truck Corp.                                    10,600             462
Paccar, Inc.                                           58,112           4,069
Polaris Industries, Inc.                                7,600             343
Southwest Airlines Co.                                146,000           2,337
Swift Transportation Co., Inc. (AE)                    16,500             301
United Parcel Service, Inc. Class B                     5,000             365
US Airways Group, Inc. (AE)                             5,300             131
                                                                 ------------
                                                                       42,843
                                                                 ------------

Consumer Discretionary - 12.6%
Abercrombie & Fitch Co. Class A                        19,600           1,019
Activision, Inc. (AE)                                  30,400             479
American Eagle Outfitters, Inc.                        89,000           2,096
American Greetings Corp. Class A                       47,100           1,189
Arbitron, Inc. (N)                                      7,200             269
Autonation, Inc. (AE)                                  60,800           1,209
Autozone, Inc. (AE)                                     4,000             324
Black & Decker Corp.                                   35,000           2,874
Bright Horizons Family Solutions, Inc. (AE)(N)          5,600             224
Brinker International, Inc.                            24,600             938
Career Education Corp. (AE)(N)                         29,200           1,039
Cendant Corp.                                         487,200           8,487
Choice Hotels International, Inc.                       9,000             298
Circuit City Stores, Inc.                             180,289           3,207
Citadel Broadcasting Corp. (N)                         15,600             215
Coach, Inc. (AE)                                      409,700          13,184
Convergys Corp. (AE)                                   33,300             541
Costco Wholesale Corp.                                 36,500           1,765
Darden Restaurants, Inc.                               69,700           2,260
Dillard's, Inc. Class A                               126,600           2,622
EchoStar Communications Corp.                          43,900           1,180
Emdeon Corp. (AE)                                      89,900             827
Federated Department Stores, Inc.                       1,600              98
Gemstar-TV Guide International, Inc. (AE)              44,800             116

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Google, Inc. Class A (AE)                              13,600           5,061
Hilton Hotels Corp.                                     2,300              45
Home Depot, Inc.                                      333,790          13,699
InterActiveCorp (AE)                                   23,600             604
Kimberly-Clark Corp.                                   94,535           5,373
Liberty Media Corp. Class A (AE)                    1,386,300          11,049
Marriott International, Inc. Class A                  109,300           6,516
McGraw-Hill Cos., Inc. (The)                          127,600           6,245
Men's Wearhouse, Inc. (The) (AE)                       17,100             422
MGM Mirage (AE)                                        22,700             848
News Corp. Class A                                    425,400           6,062
Nike, Inc. Class B                                     69,300           5,825
Nordstrom, Inc.                                       323,600          11,213
O'Reilly Automotive, Inc. (AE)(N)                      15,700             443
Office Depot, Inc. (AE)                                29,400             809
Omnicom Group                                          14,100           1,170
PHH Corp. (AE)(N)                                       3,300              93
Phillips-Van Heusen Corp. (N)                           6,000             171
Quiksilver, Inc. (AE)(N)                               38,900             448
Republic Services, Inc.                                17,000             601
Robert Half International, Inc.                        15,800             583
RR Donnelley & Sons Co.                                41,200           1,443
SCP Pool Corp. (N)                                      8,350             300
Staples, Inc.                                         262,600           5,969
Starbucks Corp. (AE)                                   55,200           1,561
Target Corp.                                          143,300           7,980
Time Warner, Inc.                                     513,000           9,147
Toro Co. (N)                                           13,700             500
Viacom, Inc. Class B                                  332,757          10,305
Wal-Mart Stores, Inc.                                  27,343           1,294
Walt Disney Co.                                       285,500           6,958
Yahoo!, Inc. (AE)                                      34,800           1,287
Yum! Brands, Inc.                                     101,800           5,179
                                                                 ------------
                                                                      175,663
                                                                 ------------

Consumer Staples - 5.7%
Altria Group, Inc.                                    182,100          13,667
Clorox Co.                                             27,100           1,467
Coca-Cola Co. (The)                                   149,400           6,391
Coca-Cola Enterprises, Inc.                            44,900             849
Colgate-Palmolive Co.                                  79,800           4,226
ConAgra Foods, Inc. (N)                                54,200           1,261
CVS Corp.                                              86,800           2,119
General Mills, Inc.                                    84,200           4,063
Kellogg Co.                                            12,000             530
Kroger Co. (The) (AE)                                 262,035           5,214
Pepsi Bottling Group, Inc.                             61,200           1,740
PepsiCo, Inc.                                         292,100          17,257
Pilgrim's Pride Corp.                                  56,100           1,766
Procter & Gamble Co.                                  135,750           7,601
Reynolds American, Inc.                                40,100           3,409
Safeway, Inc.                                          44,200           1,028

 36  Equity Q Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Supervalu, Inc.                                        29,500             927
Tyson Foods, Inc. Class A                             166,300           2,960
UST, Inc.                                              13,400             555
Walgreen Co.                                           63,600           2,889
                                                                 ------------
                                                                       79,919
                                                                 ------------

Financial Services - 22.2%
Allstate Corp. (The)                                   50,100           2,645
American Express Co.                                  182,000           9,058
American Financial Group, Inc.                         33,600           1,148
American International Group, Inc.                     84,771           5,493
AmeriCredit Corp. (AE)                                 49,800           1,113
Ameriprise Financial, Inc.                             33,400           1,243
Ameritrade Holding Corp. (AE)(N)                       45,900             965
AmerUs Group Co.                                       18,700           1,106
Annaly Mortgage Management, Inc. (o)                   43,300             497
AON Corp.                                              20,600             697
Archstone-Smith Trust (o)                               8,600             349
Assurant, Inc. (N)                                      7,400             283
Automatic Data Processing, Inc.                        55,100           2,571
Bank of America Corp.                                 724,578          31,693
Bank of Hawaii Corp.                                   33,800           1,737
BB&T Corp. (N)                                         78,500           3,324
Bear Stearns Cos., Inc. (The)                          33,700           3,565
CB Richard Ellis Group, Inc. Class A (AE)              11,300             552
CBL & Associates Properties, Inc. (o)                  18,400             687
Charles Schwab Corp. (The)                            173,300           2,634
Checkfree Corp. (AE)                                   32,100           1,364
Chubb Corp.                                            28,200           2,622
Cigna Corp.                                            67,100           7,775
Cincinnati Financial Corp. (N)                         33,022           1,405
CIT Group, Inc.                                        14,921             682
Citigroup, Inc.                                       328,502          15,039
Comerica, Inc.                                         53,800           3,109
Countrywide Financial Corp.                            53,000           1,684
Developers Diversified Realty Corp. (o)                12,200             533
East-West Bancorp, Inc. (N)                             1,400              54
Equity Office Properties Trust (o)                    143,300           4,414
Fannie Mae                                             46,000           2,186
Fidelity National Financial, Inc.                      16,122             604
Fidelity National Title Group, Inc. Class A             2,821              61
First American Corp.                                   60,000           2,629
Fiserv, Inc. (AE)                                     146,500           6,399
Franklin Resources, Inc.                               56,800           5,019
Genworth Financial, Inc. Class A                       80,300           2,545
Golden West Financial Corp.                            21,500           1,263
Goldman Sachs Group, Inc.                              44,900           5,674
H&R Block, Inc.                                        16,400             408
Host Marriott Corp. (o)                                 5,900              99
Hudson City Bancorp, Inc. (N)                         162,800           1,928
IndyMac Bancorp, Inc. (N)                               7,900             295

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                                  392,800          14,384
KeyCorp                                               101,910           3,286
Kimco Realty Corp. (o)                                 33,000             977
La Quinta Corp. (AE)(o)                                 1,400              12
Lehman Brothers Holdings, Inc.                         90,700          10,854
Lincoln National Corp.                                 42,000           2,126
Loews Corp.                                            53,900           5,012
MBIA, Inc.                                             59,300           3,454
MBNA Corp.                                             53,459           1,367
Merrill Lynch & Co., Inc.                             212,700          13,770
Metlife, Inc.                                         271,600          13,420
Moody's Corp.                                          78,300           4,170
Morgan Stanley                                        134,500           7,318
National City Corp.                                   297,800           9,598
Nationwide Financial Services, Inc. Class A             6,600             267
New Century Financial Corp. (o)                        17,700             546
North Fork Bancorporation, Inc.                        31,700             803
Old Republic International Corp.                       26,500             687
Paychex, Inc.                                          89,400           3,465
People's Bank (N)                                       3,500             113
Plum Creek Timber Co., Inc. (o)                         8,000             311
Principal Financial Group, Inc.                        94,000           4,665
Progressive Corp. (The)                                25,400           2,942
ProLogis (o)                                           48,100           2,068
Protective Life Corp.                                   8,900             390
Prudential Financial, Inc.                              5,900             429
Radian Group, Inc.                                     13,400             698
Regions Financial Corp.                                10,290             335
Safeco Corp.                                           25,300           1,409
SLM Corp.                                              11,000             611
St. Paul Travelers Cos., Inc. (The)                    67,140           3,023
Stancorp Financial Group, Inc.                          5,000             460
SunTrust Banks, Inc.                                   48,893           3,544
UnionBanCal Corp.                                      76,100           5,211
United Rentals, Inc. (AE)                              19,200             376
US Bancorp                                            181,200           5,360
Vornado Realty Trust (o)                               10,400             842
W Holding Co., Inc. (N)                                19,700             152
Wachovia Corp.                                        316,600          15,995
Washington Mutual, Inc.                               430,000          17,028
Wells Fargo & Co.                                     141,400           8,512
WR Berkley Corp.                                       16,700             730
                                                                 ------------
                                                                      309,871
                                                                 ------------

Health Care - 14.2%
Abbott Laboratories                                   129,800           5,588
Abgenix, Inc. (AE)                                      2,800              29
Aetna, Inc.                                           127,000          11,247
Allergan, Inc.                                         69,200           6,180
American Medical Systems Holdings, Inc. (AE)           12,950             212

                                                               Equity Q Fund  37

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
AmerisourceBergen Corp.                                85,300           6,506
Amgen, Inc. (AE)                                      312,800          23,698
Barr Pharmaceuticals, Inc. (AE)                        14,000             804
Baxter International, Inc.                             40,500           1,548
Becton Dickinson & Co.                                168,100           8,531
Bio-Rad Laboratories, Inc. Class A (AE)(N)              3,200             187
Bristol-Myers Squibb Co.                               52,000           1,101
Cardinal Health, Inc.                                 100,600           6,289
Caremark Rx, Inc. (AE)                                 89,000           4,664
Community Health Systems, Inc. (AE)(N)                 13,000             482
Coventry Health Care, Inc. (AE)                        41,850           2,259
CR Bard, Inc.                                          26,600           1,659
Dade Behring Holdings, Inc.                            20,800             749
Edwards Lifesciences Corp. (AE)                        41,600           1,721
Express Scripts, Inc. (AE)                             21,000           1,584
Genentech, Inc. (AE)                                   34,900           3,162
Genzyme Corp. (AE)                                     23,700           1,714
Gilead Sciences, Inc. (AE)                            122,200           5,774
Guidant Corp.                                           9,000             567
HCA, Inc.                                              51,900           2,501
Health Net, Inc. (AE)                                  20,900             979
Hospira, Inc. (AE)                                     10,800             430
Humana, Inc. (AE)                                      75,000           3,329
Johnson & Johnson                                     574,800          35,994
Lincare Holdings, Inc. (AE)                             2,400              98
McKesson Corp.                                         94,900           4,311
Medarex, Inc. (AE)(N)                                  10,000              87
Medco Health Solutions, Inc. (AE)                      38,100           2,153
Medtronic, Inc.                                        73,800           4,182
Merck & Co., Inc.                                     293,000           8,268
Pfizer, Inc.                                          993,294          21,594
Respironics, Inc. (AE)                                 11,000             395
St. Jude Medical, Inc. (AE)                            92,100           4,427
UnitedHealth Group, Inc.                               89,400           5,175
Universal Health Services, Inc. Class B (N)            40,700           1,919
WellPoint, Inc. (AE)                                   29,100           2,173
Wyeth                                                  71,900           3,204
Zimmer Holdings, Inc. (AE)                                500              32
                                                                 ------------
                                                                      197,506
                                                                 ------------
Integrated Oils - 6.1%
Chevron Corp.                                         392,783          22,416
ConocoPhillips                                        357,800          23,393
Exxon Mobil Corp.                                     652,422          36,627
Occidental Petroleum Corp.                             24,400           1,925
                                                                 ------------
                                                                       84,361
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Materials and Processing - 3.2%
AK Steel Holding Corp. (AE)                             3,700              26
Allegheny Technologies, Inc. (N)                       10,200             293
Archer-Daniels-Midland Co.                            171,027           4,168
Ashland, Inc.                                          38,100           2,039
Avery Dennison Corp.                                    9,600             544
Celanese Corp. (N)                                      5,000              88
Dow Chemical Co. (The)                                 95,600           4,384
Energizer Holdings, Inc. (AE)                          40,800           2,060
Florida Rock Industries, Inc. (N)                      14,800             842
Freeport-McMoRan Copper & Gold, Inc. Class B (N)      101,400           5,011
Georgia-Pacific Corp.                                  70,300           2,287
Gold Kist, Inc. (AE)(N)                                 7,600             131
Granite Construction, Inc.                             10,200             348
Lafarge North America, Inc.                             9,500             575
Lennox International, Inc.                              2,200              61
Monsanto Co.                                           60,200           3,793
Newmont Mining Corp.                                    6,700             285
Nucor Corp.                                           175,651          10,513
Phelps Dodge Corp.                                     39,700           4,783
Rohm & Haas Co.                                        34,900           1,519
Southern Copper Corp.                                   4,900             270
USG Corp. (AE)                                          8,400             497
                                                                 ------------
                                                                       44,517
                                                                 ------------

Miscellaneous - 2.3%
3M Co.                                                 17,800           1,353
Fortune Brands, Inc.                                    7,100             539
General Electric Co.                                  844,140          28,625
ITT Industries, Inc.                                    9,300             945
                                                                 ------------
                                                                       31,462
                                                                 ------------

Other Energy - 3.4%
Anadarko Petroleum Corp.                               54,900           4,980
Apache Corp.                                           70,700           4,513
BJ Services Co.                                        26,700             928
Burlington Resources, Inc.                            103,000           7,439
Devon Energy Corp.                                    131,100           7,916
Diamond Offshore Drilling, Inc. (N)                    15,700             886
EOG Resources, Inc.                                    40,300           2,732
Houston Exploration Co. (AE)(N)                        12,800             660
Newfield Exploration Co. (AE)                          23,100           1,047
Smith International, Inc.                              26,400             855
Sunoco, Inc.                                          117,800           8,776
Todco Class A (N)                                      10,000             447
Valero Energy Corp.                                    57,100           6,009
                                                                 ------------
                                                                       47,188
                                                                 ------------

 38  Equity Q Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Producer Durables - 6.1%
Agilent Technologies, Inc. (AE)                        64,300           2,058
Ametek, Inc.                                           15,400             627
Boeing Co.                                            144,700           9,353
Caterpillar, Inc.                                      79,500           4,181
Danaher Corp.                                          42,300           2,204
DR Horton, Inc.                                       362,531          11,126
Emerson Electric Co.                                    9,600             668
Genlyte Group, Inc. (AE)(N)                             5,400             275
Herman Miller, Inc.                                    11,400             313
Joy Global, Inc.                                       23,200           1,064
KB Home                                                29,700           1,941
KLA-Tencor Corp.                                       94,300           4,365
Lennar Corp. Class A (N)                               72,300           4,018
Lockheed Martin Corp.                                 220,900          13,378
MDC Holdings, Inc. (N)                                  9,500             652
Meritage Homes Corp. (AE)(N)                            3,600             224
Northrop Grumman Corp.                                254,100          13,633
NVR, Inc. (AE)                                            500             343
Pulte Homes, Inc.                                      63,000           2,381
Standard-Pacific Corp.                                 23,200             895
Steelcase, Inc. Class A (N)                             8,300             119
Technical Olympic USA, Inc. (AE)(N)                     6,500             137
Teradyne, Inc. (AE)(N)                                 48,900             662
Thermo Electron Corp. (AE)                             21,400             646
Toll Brothers, Inc. (AE)(N)                            82,700           3,052
United Technologies Corp.                             132,000           6,769
WCI Communities, Inc. (AE)(N)                           4,400             110
                                                                 ------------
                                                                       85,194
                                                                 ------------

Technology - 13.7%
3Com Corp. (AE)                                         4,700              18
Acxiom Corp.                                           16,300             348
Adobe Systems, Inc.                                    30,900             996
Advanced Micro Devices, Inc. (AE)                      42,400             984
Akamai Technologies, Inc. (AE)(N)                      29,100             505
Amphenol Corp. Class A                                 18,400             735
Apple Computer, Inc. (AE)                             287,720          16,570
Applera Corp. - Applied Biosystems Group                9,600             233
Applied Micro Circuits Corp. (AE)                      67,800             165
Arrow Electronics, Inc. (AE)                           10,700             316
Atmel Corp. (AE)                                       68,300             168
Autodesk, Inc.                                        138,000           6,228
BEA Systems, Inc. (AE)                                  9,600              85
BMC Software, Inc. (AE)                                18,100             355
Cadence Design Systems, Inc. (AE)                      43,000             687
Ciena Corp. (AE)                                       80,900             192
Cisco Systems, Inc. (AE)                              372,500           6,500
Citrix Systems, Inc. (AE)                              11,900             328

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Computer Associates International, Inc.                 1,889              53
Computer Sciences Corp. (AE)                          150,000           7,687
Comverse Technology, Inc. (AE)                         37,000             929
Corning, Inc. (AE)                                    147,500           2,963
Dell, Inc. (AE)                                         9,800             312
Electronic Data Systems Corp.                          39,600             923
Electronics for Imaging, Inc. (AE)(N)                   4,800             121
EMC Corp. (AE)                                        576,600           8,049
F5 Networks, Inc. (AE)(N)                               3,800             198
General Dynamics Corp.                                 41,100           4,780
Harris Corp. (N)                                       83,300           3,424
Hewlett-Packard Co.                                   572,600          16,056
Ingram Micro, Inc. Class A (AE)                       122,300           2,214
Intel Corp.                                         1,381,100          32,456
International Business Machines Corp.                 120,400           9,858
Jabil Circuit, Inc. (AE)                               62,600           1,869
LSI Logic Corp. (AE)(N)                                27,200             221
McAfee, Inc. (AE)                                      70,500           2,117
Micron Technology, Inc. (AE)                          167,600           2,177
Microsoft Corp.                                       690,852          17,755
Motorola, Inc.                                        321,800           7,131
National Semiconductor Corp.                            3,800              86
NCR Corp. (AE)                                         63,200           1,910
Oracle Corp. (AE)                                     477,000           6,048
Parametric Technology Corp. (AE)                       51,300             334
Qualcomm, Inc.                                         79,300           3,153
Raytheon Co.                                           57,100           2,110
Rockwell Automation, Inc.                              28,300           1,504
Sanmina-SCI Corp. (AE)                                101,300             370
Scientific-Atlanta, Inc.                               11,600             411
Seagate Technology, Inc. (AE)                          57,274              --
Solectron Corp. (AE)                                   90,200             318
Sun Microsystems, Inc. (AE)                           284,300           1,137
Symantec Corp. (AE)                                    29,900             713
Tellabs, Inc. (AE)                                     83,600             799
Texas Instruments, Inc.                               446,300          12,742
TIBCO Software, Inc. (AE)                              17,900             136
Western Digital Corp. (AE)(N)                         261,000           3,158
                                                                 ------------
                                                                      191,635
                                                                 ------------

Utilities - 5.3%
Ameren Corp.                                           34,400           1,809
American Electric Power Co., Inc.                      10,100             383
AT&T Corp.                                             67,800           1,341
BellSouth Corp.                                       138,641           3,607
CenturyTel, Inc.                                      109,000           3,568
Citizens Communications Co. (N)                        34,700             425
CMS Energy Corp. (AE)                                  71,700           1,069
Comcast Corp. Class A (AE)                            157,200           4,375
Comcast Corp. Special Class A (AE)                     40,400           1,107
Consolidated Edison, Inc. (N)                          24,700           1,124

                                                               Equity Q Fund  39

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Constellation Energy Group, Inc.                       46,600           2,554
Duke Energy Corp.                                      97,900           2,592
Edison International                                  290,200          12,699
Entergy Corp.                                           5,600             396
FirstEnergy Corp.                                      14,200             675
Nextel Partners, Inc. Class A (AE)(N)                 118,100           2,970
Pepco Holdings, Inc.                                   18,900             406
PG&E Corp.                                            111,200           4,046
Pinnacle West Capital Corp.                             4,400             184
SBC Communications, Inc.                              240,000           5,724
Sempra Energy                                          29,000           1,285
Sierra Pacific Resources (AE)                          79,700           1,032
Sprint Nextel Corp.                                    74,600           1,739
Telephone & Data Systems, Inc.                         14,300             541
TXU Corp.                                              87,800           8,846
Verizon Communications, Inc.                          285,700           9,002
                                                                 ------------
                                                                       73,499
                                                                 ------------
TOTAL COMMON STOCKS
(cost $1,178,942)                                                   1,363,658
                                                                 ------------
SHORT-TERM INVESTMENTS - 1.9%
Frank Russell Investment Company
   Money Market Fund                               22,834,900          22,835
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  4,000           3,986
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $26,821)                                                         26,821
                                                                 ------------

OTHER SECURITIES - 2.6%
Frank Russell Investment Company
   Money Market Fund (X)                           11,814,148          11,814
State Street Securities Lending
   Quality Trust (X)                               24,206,073          24,206
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $36,020)                                                         36,020
                                                                 ------------

TOTAL INVESTMENTS - 102.4%
(identified cost $1,241,783)                                        1,426,499

OTHER ASSETS AND LIABILITIES,
NET - (2.4%)                                                          (32,837)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,393,662
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 12/05 (20)                               6,579               (157)

Russell 1000 Mini Index (CME)
   expiration date 12/05 (8)                                  526                (17)

S&P 500 E-Mini Index (CME)
   expiration date 12/05 (68)                               4,113               (103)

S&P 500 Index (CME)
   expiration date 12/05 (19)                               5,747                114

S&P Midcap 400 E-Mini Index (CME)
   expiration date 12/05 (145)                             10,194                 25
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (138)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 40  Equity Q Fund

FRANK RUSSELL INVESTMENT COMPANY
EQUITY Q FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.1
Consumer Discretionary                                       12.6
Consumer Staples                                              5.7
Financial Services                                           22.2
Health Care                                                  14.2
Integrated Oils                                               6.1
Materials and Processing                                      3.2
Miscellaneous                                                 2.3
Other Energy                                                  3.4
Producer Durables                                             6.1
Technology                                                   13.7
Utilities                                                     5.3
Short-Term Investments                                        1.9
Other Securities                                              2.6
                                                  ---------------
Total Investments                                           102.4
Other Assets and Liabilities, Net                            (2.4)
                                                  ---------------
                                                            100.0
                                                  ===============
Futures Contracts                                            (--*)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                               Equity Q Fund  41

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  INTERNATIONAL - CLASS I                  MSCI EAFE **
                                                                  -----------------------                  ------------
*                                                                         10000.00                           10000.00
1996                                                                      11090.00                           11080.00
1997                                                                      11634.00                           11625.00
1998                                                                      12120.00                           12782.00
1999                                                                      14766.00                           15769.00
2000                                                                      14949.00                           15349.00
2001                                                                      11306.00                           11561.00
2002                                                                       9897.00                           10066.00
2003                                                                      12705.00                           12841.00
2004                                                                      14671.00                           15316.00
2005                                                                      17235.00                           18163.00

International Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 17.48%
5 Years                                 2.89%sec.
10 Years                                5.59%sec.

International Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 17.19%
5 Years                                 2.69%sec.
10 Years                                5.45%sec.

International Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 17.53%
5 Years                                 2.97%sec.
10 Years                                5.64%sec.

MSCI EAFE Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.59%
5 Years                                 3.42%sec.
10 Years                                6.15%sec.

 42  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the International Fund Class I, Class E and Class Y gained 17.48%, 17.19% and 17.53%, respectively. This compared to the MSCI EAFE(R) Index, which gained 18.59% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) International Funds Average returned 17.78%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Given some of the uncertainties in the market during the period, the Fund was positioned relatively conservatively with a slight tilt towards growth sectors. The Fund had a modest overweight to the consumer discretionary and information technology sectors and underweight to industrials. Due to the stronger performance of the cyclical sectors, the Fund's underweight in industrials, combined with an underweight and some weak stock selection in materials, detracted from the performance. An overweight in the lagging information technology sector also contributed negatively to the Fund's performance. In terms of country positions, the Fund was penalized for an underweight to Australia and an overweight to Taiwanese technology companies. Overall, however, exposure to Canadian and emerging markets stocks proved to be beneficial, given their generally strong gains over the period.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund lagged the MSCI EAFE(R) Index over the 12 months. Much of the shortfall was attributable to the first six months of the fiscal year, when the Fund's performance suffered from overweights to price and earnings momentum strategies and an overweight to stocks with high long-term earnings forecasts. From a sector perspective, the Fund's underweight in the industrials sector and overweights in information technology and consumer discretionary stocks were significant detractors from performance. From a country perspective, an underweight to Australia had the biggest negative impact to Fund performance. In the aggregate, the Fund's money managers viewed Australia's market valuation as less attractive given its strong performance in recent periods. Stock selection overall was effective in most areas, but was more than offset by these negative contributors to Fund performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market slightly favored value-oriented money managers in the period. However, the Fund's best performing money manager was Axiom International Investors, LLC, an aggressive growth manager. Axiom outperformed the benchmark by a substantial margin on strong stock selection and exposure to smaller capitalization stocks.

Alliance Capital Management, L.P., through its Bernstein Investment Research & Management Unit, was the strongest performer among the value money managers and delivered a solid excess return for the period. AllianceBernstein did well through strong stock selection, particularly in Japan, with holdings such as Sumitomo Heavy Industries, Sumitomo Metal Industries and Kobe Steel. AllianceBernstein's stock selection in Germany was also strong, helped by positions in Heidelberg Cement and Continental.

Oechsle International Advisors, LLC, a momentum-driven growth manager, struggled over the first half of the fiscal year in the very reactive, rotational market and detracted significantly from the Fund's performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

To improve the structure of the Fund's growth segment, Oechsle and Capital International, Inc., were terminated in April 2005. Wellington Management Company, LLP and MFS Institutional Advisors, Inc., were hired to provide consistent growth strategies intended to complement the processes of the remaining growth managers. These changes moderated the Fund's momentum exposure and increased exposure to high quality defensive growth stocks.

                                                          International Fund  43

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Alliance Capital Management, L.P.,
   through its Bernstein Investment
   Research and Management Unit             Value
AQR Capital Management, LLC                 Market-Oriented
Axiom International Investors, LLC          Growth
Fidelity Management & Research Company      Market-Oriented
Marvin & Palmer Associates, Inc.            Growth
MFS Institutional Advisors, Inc.            Growth
Mondrian Investment Partners Limited        Value
The Boston Company Asset Management, LLC    Value
Wellington Management Company, LLP          Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     International Fund Class I assumes initial investment on November 1, 1995.

**    Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++++ International Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++International Fund Class I performance has been linked with Class Y to provide historical perspective.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 44  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.
ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,092.60      $     1,019.31
Expenses Paid During
Period*                       $         6.17      $         5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,093.80      $     1,020.52
Expenses Paid During
Period*                       $         4.91      $         4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,094.10      $     1,020.82
Expenses Paid During
Period*                       $         4.59      $         4.43

* Expenses are equal to the Fund's annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          International Fund  45

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
COMMON STOCKS - 92.2%
Australia - 3.7%
ABC Learning Centres, Ltd. (N)                        72,433            354
Amcor, Ltd.                                          911,089          4,571
AMP Ltd.                                             188,200          1,029
Australia & New Zealand Banking Group, Ltd.          102,972          1,818
Australian Gas Light Co., Ltd.                        21,000            238
AXA Asia Pacific Holdings, Ltd.                       45,500            162
BHP Billiton, Ltd.                                   400,562          6,216
BlueScope Steel, Ltd.                                165,200          1,049
Boral, Ltd.                                           13,700             78
Bradken, Ltd.                                         58,101            164
Caltex Australia, Ltd.                                20,200            308
CFS Gandel Retail Trust                              118,400            165
Challenger Financial Services Group, Ltd.             21,500             59
Coles Myer, Ltd.                                     405,516          3,047
Commonwealth Bank of Australia                        27,500            801
Commonwealth Property Office Fund                     81,900             74
Computershare, Ltd.                                  182,800            898
ConnectEast Group                                    238,671            130
CSR, Ltd.                                             64,600            141
David Jones, Ltd. (N)                                 80,100            136
DB RREEF Trust (o)                                    47,660             48
DCA Group, Ltd. (N)                                   64,600            187
Downer EDI, Ltd.                                      85,848            391
Foster's Group, Ltd.                               1,343,721          5,837
Futuris Corp., Ltd. (N)                               43,900             61
GPT Group                                             97,500            281
Gunns, Ltd. (N)                                      117,200            244
Iluka Resources, Ltd.                                 23,100            134
Insurance Australia Group, Ltd.                       51,200            199
Lend Lease Corp., Ltd.                                13,100            134
Lion Nathan, Ltd. (N)                                 19,200            114
Macquarie Airports                                   486,300          1,095
Macquarie Bank, Ltd. (N)                             118,790          5,772
Macquarie Infrastructure Group                       349,200            899
Mayne Group, Ltd. (N)                                 15,800             62
National Australia Bank, Ltd. (N)                    409,643         10,135
Oil Search, Ltd.                                     171,600            423
OneSteel, Ltd. (N)                                    74,500            197
Origin Energy, Ltd.                                   40,500            204
PaperlinX, Ltd. (N)                                   62,500            144
Publishing & Broadcasting, Ltd. (N)                   27,430            332
Qantas Airways, Ltd.                                  26,300             67
QBE Insurance Group, Ltd. (N)                        317,969          4,247
Ramsay Health Care, Ltd.                              27,900            184
Rinker Group, Ltd.                                   206,960          2,348
Rio Tinto, Ltd. (N)                                    8,600            363
Santos, Ltd.                                          28,500            234
Seek, Ltd. (N)                                        36,800             78
Sons of Gwalia, Ltd. (AE)(N)(B)                       22,400             --

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Stockland (N)                                         32,500            149
Suncorp-Metway, Ltd.                                  30,200            436
TABCORP Holdings, Ltd.                                12,300            147
Telstra Corp., Ltd. (N)                            1,259,536          3,962
Transurban Group                                     121,100            581
United Group, Ltd.                                    36,200            286
Wesfarmers, Ltd. (N)                                  10,874            291
Westfield Group (N)                                   83,396          1,038
Westpac Banking Corp.                                 41,900            652
Woodside Petroleum, Ltd.                              57,200          1,351
Woolworths, Ltd. (N)                                  87,652          1,072
                                                                -----------
                                                                     65,817
                                                                -----------

Austria - 0.5%
Erste Bank der Oesterreichischen Sparkassen AG       117,816          6,126
OMV AG                                                37,300          2,013
Raiffeisen International Bank Holding AG (AE)(N)       6,000            377
                                                                -----------
                                                                      8,516
                                                                -----------

Belgium - 0.9%
Belgacom SA                                           17,800            597
Delhaize Group (N)                                    37,300          2,164
Dexia                                                 16,900            365
Electrabel (N)                                         6,833          3,381
Fortis (N)                                           235,571          6,707
KBC Groep NV (N)                                      20,300          1,654
Mobistar SA (N)                                        2,000            162
Solvay SA Class A                                      2,400            279
Umicore                                                2,200            220
                                                                -----------
                                                                     15,529
                                                                -----------

Brazil - 0.3%
Cia Vale do Rio Doce - ADR                            66,010          2,728
Petroleo Brasileiro SA - ADR (N)                      27,410          1,752
Telecomunicacoes Brasileiras SA - ADR (N)             39,900          1,329
                                                                -----------
                                                                      5,809
                                                                -----------

Canada - 1.8%
Bank of Nova Scotia                                   20,718            754
Cameco Corp. (N)                                      18,400            880
Canadian National Railway Co.                         46,650          3,381
Canadian Natural Resources, Ltd.                      69,500          2,842
Canadian Pacific Railway, Ltd.                        42,500          1,747
EnCana Corp.                                          98,740          4,514
Inco, Ltd. (AE)                                       20,800            837
Manulife Financial Corp.                              15,000            781
Nexen, Inc.                                           26,300          1,082
Petro-Canada                                          99,500          3,467
Research In Motion, Ltd. (AE)                         42,000          2,583

 46  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Rogers Communications, Inc. Class B                   30,400          1,199
SNC-Lavalin Group, Inc.                               27,700          1,747
Talisman Energy, Inc.                                 60,300          2,671
Teck Cominco, Ltd. Class B                            20,400            859
TELUS Corp.                                           16,400            615
Toronto-Dominion Bank                                 22,300          1,052
                                                                -----------
                                                                     31,011
                                                                -----------

China - 0.0%
China Construction Bank Class H (AE)                 527,000            160
China Telecom Corp., Ltd. Class H                    918,000            299
Foxconn International Holdings, Ltd. (AE)            211,000            227
                                                                -----------
                                                                        686
                                                                -----------

Denmark - 0.3%
AP Moller - Maersk A/S Class B                           195          1,764
Danske Bank A/S                                       70,625          2,215
East Asiatic Co., Ltd. A/S (N)                         2,325            176
GN Store Nord A/S                                     48,700            586
Novo-Nordisk A/S Series B                              5,750            295
Novozymes A/S (N)                                        500             26
TDC A/S                                                4,100            230
Topdanmark A/S (AE)(N)                                 1,050             80
                                                                -----------
                                                                      5,372
                                                                -----------

Finland - 1.1%
Elisa OYJ Series A (N)                                 2,900             51
Fortum OYJ                                           144,971          2,566
Kesko OYJ Class B                                      3,900            107
M-real OYJ Class S (N)                               301,100          1,433
Neste Oil OYJ (AE)                                    55,317          1,716
Nokia OYJ                                            294,050          4,934
Nokia OYJ - ADR                                       51,303            863
Orion OYJ Class B                                      1,200             26
Pohjola Group OYJ Class D (N)                          9,400            151
Rautaruukki OYJ                                        8,000            163
Sampo OYJ                                            141,200          2,166
UPM-Kymmene OYJ                                      210,961          4,074
Wartsila OYJ Class S                                  16,400            455
                                                                -----------
                                                                     18,705
                                                                -----------

France - 9.8%
Air Liquide SA (N)                                    28,596          5,200
Alstom RGPT (AE)                                       2,200            105
Altran Technologies SA (AE)                          124,990          1,461
Areva SA                                                 100             45
Assurances Generales de France (N)                    30,700          2,923
Axa SA (N)                                           315,027          9,123
BNP Paribas (N)                                      139,818         10,600
Business Objects SA (AE)                              29,262          1,003
Cap Gemini SA (AE)                                    22,100            812
Carrefour SA (N)                                      85,540          3,802

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Christian Dior SA (N)                                 18,800          1,509
Cie de Saint-Gobain (N)                               83,497          4,574
Cie Generale d'Optique Essilor International SA
   (N)                                                42,804          3,523
CNP Assurances (N)                                    12,700            884
Credit Agricole SA (N)                               252,744          7,407
Dassault Systemes SA (AE)                             71,341          3,679
Eiffage (N)                                              749             65
France Telecom SA (N)                                142,250          3,698
Gaz de France (N)                                      1,400             43
Groupe Danone (N)                                     30,644          3,112
Lafarge SA (N)                                         9,621            791
Lagardere SCA (N)                                     10,600            728
LVMH Moet Hennessy Louis Vuitton SA (N)               99,658          8,069
Natexis Banques Populaires                               700            105
Pernod-Ricard (N)                                      6,880          1,203
Peugeot SA (N)                                        26,918          1,634
Pinault-Printemps-Redoute                              8,542            897
Publicis Groupe (N)                                   88,426          2,925
Renault SA (N)                                        34,700          3,003
Sanofi-Aventis (N)                                   122,806          9,833
Sanofi-Aventis                                         2,746            219
Schneider Electric SA (N)                             67,777          5,565
Societe BIC SA (N)                                     7,000            398
Societe Generale (N)                                  91,450         10,441
Societe Television Francaise 1 (N)                    28,472            730
Sodexho Alliance SA (N)                               27,200          1,058
Suez SA (N)                                           38,700          1,048
Technip SA (N)                                        47,500          2,586
Thomson (N)                                          123,390          2,326
Total SA (N)                                         111,435         28,061
Total SA - ADR                                        21,926          2,763
Unibail (N)                                           15,835          2,092
Valeo SA (N)                                          60,497          2,266
Vallourec SA (N)                                       1,600            719
Veolia Environnement (N)                             211,815          8,831
Vinci SA (N)                                          41,800          3,265
Vivendi Universal SA (N)                             245,585          7,717
                                                                -----------
                                                                    172,841
                                                                -----------

Germany - 5.7%
Adidas-Salomon AG                                     16,745          2,808
Allianz AG (N)                                        51,029          7,207
AMB Generali Holding AG                                2,000            180
Bayer AG                                             122,458          4,252
Bayerische Hypo-und Vereinsbank AG (AE)              239,346          6,670
Bilfinger Berger AG                                   18,800            813
Celanese AG (AE)                                       1,200             75
Celesio AG                                            10,500            907
Commerzbank AG                                         3,300             86

                                                          International Fund  47

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Continental AG                                        60,500          4,624
DaimlerChrysler AG                                    14,000            701
Deutsche Bank AG                                      31,741          2,973
Deutsche Boerse AG (N)                                40,937          3,852
Deutsche Lufthansa AG (N)                            142,382          1,904
Deutsche Post AG                                     152,060          3,389
Deutsche Telekom AG (N)                              214,050          3,784
E.ON AG (N)                                          159,092         14,416
Fraport AG Frankfurt Airport Services Worldwide
   (N)                                                 1,000             51
Fresenius Medical Care AG (N)                            800             72
Hannover Rueckversicherung AG (N)                     47,110          1,705
Heidelberger Druckmaschinen (N)                       32,300          1,026
Hochtief AG                                           13,500            546
Infineon Technologies AG (AE)(N)                     174,040          1,627
KarstadtQuelle AG (N)                                  6,379             75
MAN AG (N)                                            51,900          2,410
Medion AG (N)                                         24,750            343
Merck KGaA                                            89,546          7,409
Metro AG                                               6,200            282
MLP AG (AE)                                            2,400             46
Muenchener Rueckversicherungs-Gesellschaft AG         52,332          6,147
RWE AG                                                99,699          6,368
Salzgitter AG                                         20,500            897
SAP AG                                                20,600          3,522
Schering AG                                           50,847          3,141
Siemens AG                                            32,768          2,437
Suedzucker AG (N)                                      3,100             65
ThyssenKrupp AG (N)                                   11,600            236
TUI AG (N)                                            48,000            933
Volkswagen AG (N)                                     44,058          2,400
                                                                -----------
                                                                    100,379
                                                                -----------

Greece - 0.3%
EFG Eurobank Ergasias SA                              67,000          2,013
National Bank of Greece SA                            25,600          1,000
OPAP SA                                               60,260          1,740
Public Power Corp.                                    20,940            445
                                                                -----------
                                                                      5,198
                                                                -----------

Hong Kong - 1.9%
AAC Acoustic Technology Holdings, Inc. (AE)           56,000             29
Bank of East Asia, Ltd.                              714,192          2,086
BOC Hong Kong Holdings, Ltd. (N)                      73,500            137
Cheung Kong Holdings, Ltd.                           401,200          4,188
China Mobile Hong Kong, Ltd.                         313,500          1,403
Citic Pacific, Ltd.                                  250,000            649
CLP Holdings, Ltd.                                    43,500            249
CNOOC, Ltd.                                        5,026,000          3,264
Esprit Holdings, Ltd.                                396,500          2,816

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Hang Seng Bank, Ltd. (N)                               7,200             93
HongKong Electric Holdings (N)                       548,000          2,591
Hopewell Holdings                                     79,000            193
Hutchison Telecommunications International, Ltd.
   (AE)                                            2,163,000          2,712
Hutchison Whampoa, Ltd. (N)                          234,000          2,221
Jardine Matheson Holdings, Ltd.                      129,300          2,046
Kerry Properties, Ltd. (N)                            61,500            154
Kingboard Chemical Holdings, Ltd.                     26,000             55
Li & Fung, Ltd.                                      246,000            527
Melco International Development, Inc. (N)            786,000            757
New World Development, Ltd.                          119,000            148
Noble Group, Ltd. (N)                                 96,000             87
Orient Overseas International, Ltd. (N)               44,900            144
Shangri-La Asia, Ltd. (N)                            140,000            196
Sino Land Co. (N)                                  1,096,000          1,219
Sun Hung Kai Properties, Ltd.                         21,000            199
Swire Pacific, Ltd.                                  102,400            919
Techtronic Industries Co. (N)                        113,500            280
Television Broadcasts, Ltd.                           75,000            417
Wharf Holdings, Ltd.                                 936,537          3,197
                                                                -----------
                                                                     32,976
                                                                -----------

Hungary - 0.3%
Mol Magyar Olaj- es Gazipari Rt                        7,500            699
OTP Bank Rt. - GDR                                    29,815          2,145
OTP Bank Rt.                                          71,000          2,565
                                                                -----------
                                                                      5,409
                                                                -----------

Indonesia - 0.1%
Bank Central Asia Tbk PT                           2,986,500            953
Telekomunikasi Indonesia Tbk PT                    1,522,000            762
Telekomunikasi Indonesia Tbk PT - ADR (N)              5,423            110
                                                                -----------
                                                                      1,825
                                                                -----------

Ireland - 0.7%
Allied Irish Banks PLC                                49,400          1,034
Anglo Irish Bank Corp. PLC                            45,600            622
Bank of Ireland PLC                                  234,184          3,566
CRH PLC                                               81,739          2,044
Depfa Bank PLC                                       226,155          3,523
Ryanair Holdings PLC - ADR (N)                        28,013          1,389
                                                                -----------
                                                                     12,178
                                                                -----------

Israel - 0.3%
Check Point Software Technologies (AE)                88,600          1,981
Teva Pharmaceutical Industries, Ltd. - ADR (N)        71,100          2,710
                                                                -----------
                                                                      4,691
                                                                -----------

 48  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Italy - 2.8%
Autostrade SpA (N)                                    82,836          1,895
Banca Intesa SpA (N)                               1,479,941          6,911
Banca Popolare di Milano SCRL                         15,700            150
Banco Popolare di Verona e Novara SCRL (N)           138,598          2,558
Benetton Group SpA (N)                                96,490          1,020
CIR-Compagnie Industriali Riunite SpA                 35,200            100
Enel SpA (N)                                         129,200          1,042
Eni SpA (N)                                          597,922         15,993
ERG SpA                                               28,800            726
Fastweb (AE)(N)                                       25,985          1,183
Finmeccanica SpA (AE)(N)                              41,210            749
Fondiaria-Sai SpA (N)                                 39,800          1,100
Hera SpA                                              36,000             92
Italcementi SpA (N)                                   45,600            748
Lottomatica SpA (N)                                   25,500            926
Mediaset SpA (N)                                      43,800            481
Milano Assicurazioni SpA                             115,900            725
Parmalat Finanziaria SpA (AE)(N)                      46,200             --
Recordati SpA                                         61,300            448
Saipem SpA (N)                                       132,600          1,901
Seat Pagine Gialle SpA (AE)                        2,236,900          1,039
Snam Rete Gas SpA (N)                                111,500            612
Telecom Italia Media SpA (N)                         156,778             89
Telecom Italia SpA (N)                               303,500            878
Telecom Italia SpA                                   465,971          1,126
UniCredito Italiano SpA (N)                        1,127,040          6,293
                                                                -----------
                                                                     48,785
                                                                -----------

Japan - 22.4%
77 Bank, Ltd. (The)                                  268,500          2,146
Access Co., Ltd. (AE)                                     12            235
Aderans Co., Ltd.                                      4,300            115
Aeon Co., Ltd.                                       181,100          3,773
Aida Engineering, Ltd. (N)                            41,000            283
Aiful Corp.                                           13,450          1,005
Aioi Insurance Co., Ltd.                              38,000            269
Aisin Seiki Co., Ltd.                                 29,600            893
Alps Electric Co., Ltd. (N)                           64,000          1,017
Arrk Corp.                                            12,100            668
Aruze Corp.                                           14,200            256
Asahi Breweries, Ltd. (N)                              9,700            121
Asahi Glass Co., Ltd. (N)                            478,000          5,183
Asahi Kasei Corp.                                     56,000            300
Astellas Pharma, Inc.                                 76,900          2,750
Autobacs Seven Co., Ltd. (N)                           2,400             98
Bandai Visual Co., Ltd.                                  103            344
Bank of Kyoto, Ltd. (The) (N)                          9,000             99
Bank of Yokohama, Ltd. (The)                          14,000            114
Bridgestone Corp.                                    154,000          3,152
BSL Corp. (N)                                         97,000            205

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Canon Sales Co., Inc.                                  8,000            175
Canon, Inc.                                          334,890         17,722
Chiba Bank, Ltd. (The)                                21,000            188
Chiyoda Corp. (N)                                     94,000          1,619
Chubu Electric Power Co., Inc. (N)                    23,200            576
Chugai Pharmaceutical Co., Ltd.                      211,600          4,648
Circle K Sunkus Co., Ltd.                             22,200            508
Citizen Watch Co., Ltd.                               16,500            125
COMSYS Holdings Corp.                                 16,000            181
Cosmo Oil Co., Ltd. (N)                               45,000            218
Credit Saison Co., Ltd. (N)                           21,400            972
Cyber Communications, Inc. (AE)                          113            286
Dai Nippon Printing Co., Ltd.                         40,000            653
Daihatsu Motor Co., Ltd. (N)                          15,000            143
Daiichi Sankyo Co., Ltd. (AE)                         17,161            311
Daikin Industries, Ltd.                               24,200            630
Daimaru, Inc.                                         26,000            318
Dainippon Ink and Chemicals, Inc.                     26,000             78
Dainippon Pharmaceutical Co., Ltd.                    15,000            141
Dainippon Screen Manufacturing Co., Ltd. (N)          52,000            320
Daiwa House Industry Co., Ltd.                        17,000            228
Daiwa Securities Group, Inc.                         144,000          1,190
Denso Corp.                                            2,800             80
Dentsu, Inc. (N)                                         544          1,476
Don Quijote Co., Ltd. (N)                              9,100            658
East Japan Railway Co.                                   682          4,065
Eisai Co., Ltd. (N)                                  112,100          4,402
Exedy Corp.                                           21,000            490
Fanuc, Ltd.                                           61,900          4,892
Frontier Real Estate Investment Corp. (o)                 47            293
Fuji Heavy Industries, Ltd.                          329,900          1,653
Fuji Photo Film Co., Ltd.                             73,000          2,331
Fujitsu, Ltd.                                        193,000          1,279
Funai Electric Co., Ltd. (N)                          21,450          1,752
Glory, Ltd.                                            9,700            189
Hachijuni Bank, Ltd. (The)                             8,000             67
Hirose Electric Co., Ltd. (N)                          2,700            309
Hitachi Chemical Co., Ltd. (N)                        12,600            272
Hitachi Koki Co., Ltd. (N)                            46,000            625
Hitachi Kokusai Electric, Inc.                        37,000            366
Hitachi, Ltd.                                        610,000          3,751
Hokkaido Electric Power Co., Inc.                      5,000            103
Hokuhoku Financial Group, Inc. (N)                   226,000            941
Honda Motor Co., Ltd.                                 98,900          5,493
Hoya Corp. (N)                                        12,600            443
Hoya Corp.                                            60,600          2,098
Ibiden Co., Ltd. (N)                                 106,800          4,348
Isuzu Motors, Ltd. (N)                                19,000             75
Itochu Corp. (N)                                     515,000          3,539
Itochu-Shokuhin Co., Ltd. (N)                          5,700            193
Iyo Bank, Ltd. (The)                                   9,000             90

                                                          International Fund  49

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Japan Asia Investment Co., Ltd.                       63,000            353
Japan Logistics Fund, Inc. (AE)(o)                        65            404
Japan Tobacco, Inc.                                      770         12,189
JFE Holdings, Inc. (N)                               120,000          3,712
JGC Corp. (N)                                         22,000            362
JS Group Corp.                                        87,500          1,485
JSR Corp. (N)                                        104,900          2,470
Kadokawa Holdings, Inc. (N)                           17,500            629
Kaken Pharmaceutical Co., Ltd. (N)                     9,000             64
Kamigumi Co., Ltd.                                    52,000            430
Kaneka Corp.                                         135,000          1,669
Kansai Electric Power Co., Inc. (The)                 25,600            563
Kansai Paint Co., Ltd.                                58,000            348
Kao Corp.                                             88,700          2,118
Kawasaki Heavy Industries, Ltd. (N)                   82,000            215
Kawasaki Kisen Kaisha, Ltd. (N)                       35,000            219
KDDI Corp.                                             1,354          7,728
Keihin Corp. (N)                                       4,800            107
Keyence Corp.                                         12,700          2,937
Kirin Beverage Corp. (N)                               8,300            174
Kirin Brewery Co., Ltd.                               11,000            122
Kobe Steel, Ltd. (N)                                 567,000          1,670
Koei Co., Ltd. (N)                                    15,700            474
Koito Manufacturing Co., Ltd.                         24,000            322
Komatsu, Ltd.                                        616,000          8,294
Kose Corp. (N)                                        11,100            400
Koyo Seiko Co., Ltd. (N)                              72,000          1,160
Kubota Corp.                                          69,000            502
Kuraray Co., Ltd. (N)                                158,600          1,505
Kyocera Corp.                                          7,700            499
Kyowa Hakko Kogyo Co., Ltd.                           52,000            403
Kyushu Electric Power Co., Inc.                       10,800            232
Kyushu-Shinwa Holdings, Inc. (AE)(N)                 157,000            432
Leopalace21 Corp.                                     11,300            292
Livedoor Co., Ltd. (AE)(N)                           148,738            545
Mabuchi Motor Co., Ltd. (N)                           44,100          2,146
Makita Corp. (N)                                      14,000            325
Mars Engineering Corp.                                 7,200            220
Marubeni Corp.                                       476,000          2,227
Matsumotokiyoshi Co., Ltd. (N)                        12,900            390
Matsushita Electric Industrial Co., Ltd. (N)         432,000          7,930
Matsushita Electric Works, Ltd. (N)                   22,000            206
Mazda Motor Corp. (N)                                 51,000            242
Meitec Corp.                                           5,300            172
Millea Holdings, Inc.                                    176          3,201
Minebea Co., Ltd. (N)                                321,000          1,253
Mitsubishi Chemical Holdings Corp. (AE)               51,500            320
Mitsubishi Corp.                                      76,000          1,488
Mitsubishi Electric Corp. (N)                         84,000            505
Mitsubishi Estate Co., Ltd. (N)                       22,000            327
Mitsubishi Gas Chemical Co., Inc.                     23,000            156

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Mitsubishi Rayon Co., Ltd. (N)                       154,000            715
Mitsubishi Tokyo Financial Group, Inc.                   891         11,235
Mitsui & Co., Ltd. (N)                               142,000          1,741
Mitsui Chemicals, Inc. (N)                            68,000            407
Mitsui Fudosan Co., Ltd. (N)                         295,000          4,864
Mitsui OSK Lines, Ltd.                               191,000          1,349
Mitsui Sumitomo Insurance Co., Ltd.                  199,000          2,569
Mitsui Trust Holdings, Inc. (N)                       24,000            290
Mizuho Financial Group, Inc.                             845          5,676
Mori Seiki Co., Ltd.                                  22,300            295
Murata Manufacturing Co., Ltd.                        16,300            818
Netprice, Ltd. (AE)                                       69            254
Nidec Copal Corp. (N)                                  7,500             82
Nidec Corp. (N)                                        4,300            252
Nidec Corp. (AE)                                       4,300            238
Nikko Cordial Corp.                                   82,000          1,003
Nintendo Co., Ltd.                                    22,200          2,492
Nippon Electric Glass Co., Ltd. (N)                  314,000          6,008
Nippon Express Co., Ltd.                             682,700          3,749
Nippon Light Metal Co., Ltd. (N)                      28,000             74
Nippon Meat Packers, Inc.                             55,000            610
Nippon Mining Holdings, Inc.                         257,500          1,895
Nippon Oil Corp.                                     171,000          1,452
Nippon Paper Group, Inc.                                 251            857
Nippon Shokubai Co., Ltd.                             12,000            130
Nippon Steel Corp. (N)                               332,000          1,183
Nippon Telegraph & Telephone Corp.                       238          1,134
Nippon Yusen KK (N)                                  191,000          1,156
Nishi-Nippon City Bank, Ltd. (The) (N)               143,000            841
Nishimatsu Construction Co., Ltd. (N)                 26,000            120
Nissan Motor Co., Ltd. (N)                           415,200          4,339
Nissha Printing Co., Ltd. (N)                         13,000            261
Nisshin Seifun Group, Inc.                             1,100             11
Nisshin Steel Co., Ltd. (N)                           94,000            298
Nitto Denko Corp.                                     63,600          3,850
NOK Corp. (N)                                         17,900            541
Nomura Holdings, Inc.                                 40,400            622
NTT DoCoMo, Inc.                                       1,112          1,925
NTT Urban Development Corp. (N)                           81            476
Obayashi Corp.                                        20,000            146
Obic Co., Ltd.                                         3,600            588
OJI Paper Co., Ltd.                                   89,000            452
OMC Card, Inc. (N)                                    16,000            270
Omron Corp.                                           34,100            805
ORIX Corp. (N)                                        75,700         14,191
Osaka Gas Co., Ltd.                                   53,000            194
Parco Co., Ltd.                                       38,000            368
Privee Zurich Turnaround Group Co., Ltd. (AE)          8,000             21
Promise Co., Ltd.                                        800             51
Rakuten, Inc. (N)                                        492            320
Rengo Co., Ltd. (N)                                   34,000            184

 50  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Renown D'urban Holdings, Inc. (AE)                     5,400             56
Resona Holdings, Inc. (AE)                               123            359
Ricoh Co., Ltd.                                      251,500          3,985
Rinnai Corp. (N)                                      72,770          1,734
Rohm Co., Ltd. (N)                                    35,600          2,886
Sanken Electric Co., Ltd. (N)                         29,000            336
Sankyo Co., Ltd.                                       4,700            249
Sanyo Shinpan Finance Co., Ltd.                       14,900          1,081
Sapporo Hokuyo Holdings, Inc.                              8             83
SBI Holdings, Inc. (N)                                 1,085            543
Sega Sammy Holdings, Inc. (N)                        107,400          3,873
Sekisui Chemical Co., Ltd.                           127,000            802
Sekisui House, Ltd.                                  174,300          2,169
Seven & I Holdings Co., Ltd. (AE)                     77,760          2,538
SFCG Co., Ltd. (N)                                       920            221
Shimadzu Corp.                                        19,000            135
Shin-Etsu Chemical Co., Ltd.                          78,400          3,773
Shinsei Bank, Ltd.                                   412,000          2,402
Shionogi & Co., Ltd.                                  50,000            608
Shizuoka Bank, Ltd. (The) (N)                         60,000            634
Showa Shell Sekiyu KK (N)                              7,800             97
Skylark Co., Ltd. (N)                                106,800          1,764
SMBC Friend Securities Co., Ltd.                      20,500            124
SMC Corp.                                              3,100            414
Softbank Corp. (N)                                    46,100          2,621
Sohgo Security Services Co., Ltd. (N)                 45,988            758
Sompo Japan Insurance, Inc.                           99,000          1,489
Sony Corp. (N)                                        15,700            512
Stanley Electric Co., Ltd. (N)                        38,300            591
Sumisho Lease Co., Ltd. (N)                           19,900            947
Sumitomo Bakelite Co., Ltd. (N)                      145,800            966
Sumitomo Chemical Co., Ltd. (N)                      211,000          1,246
Sumitomo Electric Industries, Ltd.                    66,000            870
Sumitomo Forestry Co., Ltd.                           55,000            509
Sumitomo Heavy Industries, Ltd.                      365,000          2,549
Sumitomo Metal Industries, Ltd.                      607,000          2,106
Sumitomo Mitsui Financial Group, Inc. (N)              1,809         16,846
Sumitomo Rubber Industries, Inc.                      39,000            481
Sumitomo Trust & Banking Co., Ltd. (The)              44,000            374
Sumitomo Warehouse Co., Ltd. (The)                    31,000            240
T&D Holdings, Inc.                                    22,050          1,397
Taiheiyo Cement Corp. (N)                             52,000            189
Take And Give Needs Co., Ltd. (AE)(N)                    569            797
Takeda Pharmaceutical Co., Ltd.                      182,600         10,041
Takefuji Corp.                                        47,350          3,328
Tanabe Seiyaku Co., Ltd.                              18,000            174
TDK Corp. (N)                                         11,700            793
Teijin, Ltd. (N)                                      57,000            341
Telewave, Inc.                                            80            468
Terumo Corp. (N)                                      39,900          1,210

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Toagosei Co., Ltd. (N)                                18,000             92
Tobu Railway Co., Ltd. (N)                            12,000             51
Toda Corp.                                            34,000            198
Tohoku Electric Power Co., Inc. (N)                   12,700            259
Tokuyama Corp. (N)                                    64,000            633
Tokyo Electric Power Co., Inc. (The)                  88,200          2,192
Tokyo Gas Co., Ltd. (N)                              883,000          3,478
Toppan Printing Co., Ltd. (N)                         28,000            271
Toray Industries, Inc.                               384,000          2,130
Toshiba Corp. (N)                                    113,000            526
Tosoh Corp.                                           17,000             76
Toyo Seikan Kaisha, Ltd.                              13,000            184
Toyobo Co., Ltd.                                      45,000            114
Toyoda Gosei Co., Ltd. (N)                            78,600          1,473
Toyota Motor Corp.                                   548,700         25,474
Toyota Tsusho Corp.                                    8,000            178
Ube Industries, Ltd.                                  50,000            128
UNY Co., Ltd.                                         10,000            125
USS Co., Ltd.                                          5,310            364
Valor Co., Ltd.                                        7,560            228
West Japan Railway Co.                                   493          1,753
Xebio Co., Ltd. (N)                                    7,900            339
Yahoo! Japan Corp. (N)                                   465            492
Yahoo! Japan Corp. (AE)                                  420            451
Yamada Denki Co., Ltd. (N)                            50,800          4,491
Yamaha Corp. (N)                                       6,300            112
Yamaha Motor Co., Ltd.                                18,400            396
Yamato Transport Co., Ltd. (N)                       297,000          4,901
Yokogawa Electric Corp. (N)                           27,300            402
                                                                -----------
                                                                    394,287
                                                                -----------

Luxembourg - 0.5%
Arcelor (N)                                          129,599          3,078
SES Global                                           238,987          3,776
Tenaris SA - ADR (N)                                  11,700          1,285
                                                                -----------
                                                                      8,139
                                                                -----------

Mexico - 0.9%
America Movil SA de CV Series L                       77,100          2,024
Cemex SA de CV                                       144,000            749
Coca-Cola Femsa SA de CV - ADR (N)                    57,200          1,471
Fomento Economico Mexicano SA de CV - ADR             16,900          1,149
Grupo Televisa SA - ADR                              107,430          7,853
Telefonos de Mexico SA de CV Series L                 85,600          1,727
                                                                -----------
                                                                     14,973
                                                                -----------

Netherlands - 3.5%
ABN AMRO Holding NV (N)                              210,625          4,979
Aegon NV (N)                                         187,225          2,817
Buhrmann NV (N)                                       77,500            857
CSM NV Class A                                         7,300            186

                                                          International Fund  51

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Euronext NV                                           26,000          1,105
European Aeronautic Defense and Space Co. (N)        134,019          4,640
Heineken Holding NV (N)                                1,700             50
Heineken NV                                           90,782          2,875
Hunter Douglas NV                                      1,300             62
ING Groep NV                                         429,495         12,386
Koninklijke Ahold NV (AE)                             63,600            444
Koninklijke DSM NV                                    22,000            790
Koninklijke Philips Electronics NV                   300,276          7,851
OCE NV                                                15,500            222
Reed Elsevier NV                                     361,759          4,873
Rodamco Europe NV                                     13,100          1,042
Royal Dutch Petroleum Co.                              5,027            322
Royal Dutch Shell PLC Class A (N)                     92,300          2,861
Royal KPN NV                                          79,100            750
Royal Numico NV (AE)                                 135,577          5,488
TomTom NV (AE)                                        21,361            823
Unilever NV                                            4,000            282
VNU NV (N)                                           104,590          3,325
Wolters Kluwer NV                                    117,486          2,179
                                                                -----------
                                                                     61,209
                                                                -----------

New Zealand - 0.2%
Telecom Corp. of New Zealand, Ltd.                   850,291          3,479
                                                                -----------

Norway - 0.7%
Aker Kvaerner ASA (AE)(N)                             32,000          1,646
DNB NOR ASA (N)                                      230,163          2,353
Norsk Hydro ASA                                       12,800          1,270
Petroleum Geo-Services ASA (AE)(N)                    38,500            974
Statoil ASA (N)                                      214,900          4,772
Stolt Offshore SA (AE)(N)                             87,900            910
Yara International ASA                                44,600            734
                                                                -----------
                                                                     12,659
                                                                -----------

Poland - 0.0%
Powszechna Kasa Oszczednosci Bank Polski SA           89,662            753
                                                                -----------

Portugal - 0.1%
Energias de Portugal SA (N)                          662,800          1,875
                                                                -----------

Singapore - 1.0%
CapitaCommercial Trust (o)                           163,000            152
CapitaLand, Ltd. (N)                                 251,000            473
DBS Group Holdings, Ltd.                             310,240          2,807
Flextronics International, Ltd. (AE)(N)              106,600            990
Fraser and Neave, Ltd.                                15,000            149
Jardine Cycle & Carriage, Ltd.                        29,000            181
Keppel Corp., Ltd. (N)                               382,000          2,623
MobileOne, Ltd.                                       44,000             52
NatSteel, Ltd. (N)                                    49,400             62

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Neptune Orient Lines, Ltd.                            91,000            164
Oversea-Chinese Banking Corp.                        566,800          2,112
Parkway Holdings, Ltd.                               229,000            268
SembCorp Industries, Ltd.                             81,580            130
SembCorp Marine, Ltd.                                 10,000             16
Singapore Airlines, Ltd.                              17,000            113
Singapore Petroleum Co., Ltd. (N)                     30,000             86
Singapore Technologies Engineering, Ltd.             148,000            223
Singapore Telecommunications, Ltd. (N)             3,529,940          4,866
United Overseas Bank, Ltd.                           215,100          1,758
United Overseas Land, Ltd. (N)                        29,900             41
Venture Corp., Ltd.                                   41,000            303
                                                                -----------
                                                                     17,569
                                                                -----------
South Africa - 0.2%
Nedbank Group, Ltd.                                  109,879          1,400
Sasol, Ltd.                                           52,083          1,662
                                                                -----------
                                                                      3,062
                                                                -----------
South Korea - 0.9%
Daewoo Securities Co., Ltd. (AE)(N)                   84,770            924
Hana Bank (AE)                                        23,520            854
Hynix Semiconductor, Inc. (AE)(N)                     65,900          1,224
Hynix Semiconductor, Inc. - GDR (AE)                   8,100            148
Korea Electric Power Corp. -ADR (N)                   76,340          1,247
KT Corp. - ADR (N)                                    66,200          1,427
Samsung Electronics Co., Ltd.                         16,204          8,640
SK Telecom Co., Ltd. - ADR                            83,390          1,685
                                                                -----------
                                                                     16,149
                                                                -----------
Spain - 3.5%
Actividades de Construccion y Servicios SA (N)        68,892          1,969
Altadis SA                                           141,521          6,005
Antena 3 de Television SA (N)                         23,400            455
Banco Bilbao Vizcaya Argentaria SA                   379,964          6,695
Banco de Sabadell SA (N)                             116,740          3,083
Banco Popular Espanol SA (N)                          73,500            892
Banco Santander Central Hispano SA (N)               338,258          4,314
Cia de Distribucion Integral Logista SA (N)            1,700             90
Corp Mapfre SA (N)                                    73,380          1,285
Ebro Puleva SA (N)                                    48,600            810
Endesa SA (N)                                        170,737          4,247
Fomento de Construcciones y Contratas SA (N)           5,800            318
Gestevision Telecinco SA                              35,100            778
Iberdrola SA                                         236,299          6,324
Iberia Lineas Aereas de Espana (N)                    88,700            222
Indra Sistemas SA                                     58,900          1,207
Repsol YPF SA                                        130,000          3,875
Repsol YPF SA - ADR (N)                               93,883          2,799

 52  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Sociedad General de Aguas de Barcelona SA Class
   A                                                   2,400             55
Union Fenosa SA (N)                                   24,400            808
                                                                -----------
                                                                     60,657
                                                                -----------
Sweden - 2.2%
Atlas Copco AB Class A (N)                           190,600          3,481
Billerud AB (N)                                        6,000             69
Elekta AB Class B                                      6,300             96
Fabege AB                                              3,600             61
Hennes & Mauritz AB Series B (N)                     142,146          4,613
Lundin Petroleum AB (AE)(N)                           16,200            164
Nordea Bank AB                                        77,500            759
OMX AB (AE)                                            9,800            120
Sandvik AB (N)                                       142,810          6,866
Skandia Forsakrings AB (N)                           403,508          2,011
Skandinaviska Enskilda Banken AB Class A (N)          24,200            451
Skanska AB Class B (N)                                 8,200            115
Ssab Svenskt Stal AB                                   6,600            197
Svenska Cellulosa AB Series B                         79,010          2,663
Svenska Handelsbanken Series A (N)                    85,450          1,948
Swedish Match AB (N)                                   4,100             47
Tele2 AB Class B (N)                                  17,550            166
Telefonaktiebolaget LM Ericsson Series B (N)       4,412,237         14,476
TeliaSonera AB                                        47,000            229
Trelleborg AB Class B (N)                              5,200             80
Volvo AB Class A                                       6,200            246
Volvo AB Class B                                       3,300            136
                                                                -----------
                                                                     38,994
                                                                -----------
Switzerland - 6.6%
ABB, Ltd. (AE)                                       414,875          3,202
Ciba Specialty Chemicals AG                           54,770          3,146
Clariant AG                                           87,970          1,174
Compagnie Financiere Richemont AG Class A             76,222          2,901
Credit Suisse Group (N)                              290,713         12,860
Georg Fischer AG (AE)                                    916            283
Givaudan                                               1,059            683
Julius Baer Holding AG Class B                        15,253          1,183
Kuehne & Nagel International AG                        7,000          1,638
Lonza Group AG (N)                                    12,103            697
Micronas Semiconductor Holding AG (AE)                11,200            379
Nestle SA (N)                                         64,493         19,197
Nobel Biocare Holding AG                               2,700            622
Novartis AG                                          238,615         12,836
PubliGroupe SA                                            64             18
Rieter Holding AG                                        123             35
Roche Holding AG                                     168,848         25,226
Sulzer AG                                              1,769            851
Swatch Group AG (AE)                                  42,266          1,202

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Swiss Life Holding (AE)(N)                               589             91
Swiss Reinsurance                                     44,180          2,983
Swisscom AG                                            1,716            565
Syngenta AG (AE)                                      11,180          1,198
Synthes, Inc.                                         26,344          2,788
UBS AG (N)                                           203,992         17,316
Xstrata PLC (N)                                      127,734          2,924
Zurich Financial Services AG                           1,902            324
                                                                -----------
                                                                    116,322
                                                                -----------
Taiwan - 0.1%
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR                                               139,600          1,128
United Microelectronics Corp. - ADR (N)              468,908          1,369
                                                                -----------
                                                                      2,497
                                                                -----------
Thailand - 0.1%
Bangkok Bank PCL                                     435,300          1,101
                                                                -----------
Turkey - 0.0%
Turkiye Garanti Bankasi AS (AE)                      108,100            322
                                                                -----------
United Kingdom - 18.6%
3i Group PLC                                         247,226          3,317
Alliance & Leicester PLC                              16,400            242
Alliance Unichem PLC                                  29,400            401
Anglo American PLC                                   195,138          5,765
Antofagasta PLC                                        6,000            154
Associated British Foods PLC                          44,800            627
AstraZeneca PLC                                      188,095          8,441
Aviva PLC                                            481,534          5,686
BAA PLC                                              201,680          2,190
BAE Systems PLC                                    1,365,907          7,987
Barclays PLC                                         881,717          8,736
Barratt Developments PLC                              47,600            637
BG Group PLC                                       1,410,523         12,377
BHP Billiton PLC                                     250,200          3,686
BOC Group PLC                                        141,155          2,781
Boots Group PLC                                      616,279          6,714
BP PLC                                             2,105,256         23,300
BPB PLC                                               14,500            188
Bradford & Bingley PLC                                35,900            221
Brambles Industries PLC                              609,110          3,518
British Airways PLC (AE)                             122,200            653
British American Tobacco PLC                         169,200          3,724
British Land Co. PLC                                 174,800          2,754
BT Group PLC                                       1,382,523          5,218
Burren Energy PLC                                     81,700          1,157
Cable & Wireless PLC                                 266,500            544
Capita Group PLC                                     111,600            770
Carnival PLC                                          37,818          1,919
Carphone Warehouse Group PLC                         733,953          2,547

                                                          International Fund  53

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Centrica PLC                                         594,533          2,511
Compass Group PLC                                      6,100             21
Corus Group PLC                                      460,783            390
Diageo PLC                                           400,928          5,926
easyJet PLC (AE)                                      54,500            287
EMI Group PLC                                        837,075          3,168
Exel PLC                                               1,500             32
Friends Provident PLC                                457,650          1,428
George Wimpey PLC                                    186,500          1,349
GKN PLC                                              863,286          4,252
GlaxoSmithKline PLC                                  932,160         24,251
Hanson PLC                                            35,500            360
HBOS PLC                                             637,854          9,417
Hilton Group PLC                                     776,921          4,663
HMV Group PLC                                         86,100            287
HSBC Holdings PLC                                    578,544          9,104
HSBC Holdings PLC (N)                                  6,465            101
Imperial Chemical Industries PLC                     152,200            775
Imperial Tobacco Group PLC                            81,200          2,329
Inchcape PLC                                          18,300            667
Intercontinental Hotels Group PLC                    146,389          1,828
International Power PLC                              178,200            732
ITV PLC                                               28,500             52
J Sainsbury PLC                                      765,597          3,781
Kesa Electricals PLC                                  22,255             95
Land Securities Group PLC                              6,000            148
Lloyds TSB Group PLC                                 820,838          6,729
Man Group PLC                                          2,700             74
Marks & Spencer Group PLC                            312,126          2,306
Meggitt PLC                                           64,400            345
Mitchells & Butlers PLC                              240,170          1,542
Next PLC                                              97,803          2,308
Northern Foods PLC                                    45,000            120
Northumbrian Water Group PLC                          28,500            120
Old Mutual PLC                                       560,000          1,306
Persimmon PLC                                         84,200          1,285
Pilkington PLC                                        94,000            255
Prudential PLC                                       173,871          1,459
Punch Taverns PLC                                     98,920          1,279
Reckitt Benckiser PLC                                384,644         11,623
Reed Elsevier PLC                                     12,600            115
Reuters Group PLC                                    388,400          2,468
Rexam PLC (N)                                        115,796            986
Rio Tinto PLC                                        282,941         10,807
Rolls-Royce Group PLC                              3,755,035            711
Royal & Sun Alliance Insurance Group PLC             968,327          1,651
Royal Bank of Scotland Group PLC                     340,257          9,420
Royal Dutch Shell PLC Class A (N)                    315,186          9,719
Royal Dutch Shell PLC Class B                        237,442          7,746
SABMiller PLC                                         12,900            243
Scottish & Southern Energy PLC                       153,500          2,663

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
Scottish Power PLC                                    50,100            490
Shire Pharmaceuticals PLC                             46,600            551
Smith & Nephew PLC                                   254,994          2,158
Smiths Group PLC                                      96,500          1,558
Somerfield PLC                                        35,000            121
Sportingbet PLC (N)                                  127,200            663
Standard Chartered PLC                               353,065          7,413
Tate & Lyle PLC                                      226,200          1,855
Taylor Woodrow PLC                                    81,900            454
Tesco PLC                                          1,110,710          5,913
Trinity Mirror PLC                                    96,400          1,015
Unilever PLC                                         734,045          7,442
United Utilities PLC                                  37,300            411
Vodafone Group PLC                                 7,201,725         18,901
Whitbread PLC                                         72,000          1,197
William Hill PLC                                     387,574          3,665
Wolseley PLC                                          12,000            244
WPP Group PLC                                         14,500            143
Yell Group PLC                                       183,124          1,434
                                                                -----------
                                                                    327,116
                                                                -----------

United States - 0.2%
Transocean, Inc. (AE)                                 39,800          2,288
Weatherford International, Ltd. (AE)                  18,100          1,133
                                                                -----------
                                                                      3,421
                                                                -----------

TOTAL COMMON STOCKS
(cost $1,324,952)                                                 1,620,311
                                                                -----------

PREFERRED STOCKS - 0.3%
Brazil - 0.1%
Banco Itau Holding Financeira SA (AE)                 65,000          1,556
                                                                -----------
Germany - 0.2%
Fresenius AG                                          22,100          3,105
                                                                -----------
Italy - 0.0%
Unipol SpA (N)                                       162,800            340
                                                                -----------
TOTAL PREFERRED STOCKS
(cost $3,412)                                                         5,001
                                                                -----------

                                                  NOTIONAL
                                                   AMOUNT
                                                      $
                                                 -----------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Switzerland - 0.0%
Swiss Market Index
   Dec 2005 6,913.061 (CHF) Put (21)                   1,126             81
                                                                -----------

TOTAL OPTIONS PURCHASED
(cost $81)                                                               81
                                                                -----------

 54  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL       MARKET
                                                 AMOUNT ($)        VALUE
                                                  OR SHARES          $
---------------------------------------------------------------------------
WARRANTS & RIGHTS - 0.1%
Luxembourg - 0.1%
Bharti Televentures (AE)
   2009 Warrants                                         119            924
Satyam Computer Services, Ltd. (AE)
   2007 Warrants                                          88          1,168
                                                                -----------

TOTAL WARRANTS & RIGHTS
(cost $1,371)                                                         2,092
                                                                -----------

SHORT-TERM INVESTMENTS - 6.8%
United States - 6.8%
Frank Russell Investment Company Money Market
   Fund                                          106,373,001        106,373
United States Treasury Bills (z)(sec.)
   3.373% due 12/08/05 (c)                             8,000          7,973
   3.520% due 01/05/06                                 5,000          4,956
                                                                -----------

TOTAL SHORT-TERM INVESTMENTS
(cost $119,314)                                                     119,302
                                                                -----------

OTHER SECURITIES - 22.7%
Frank Russell Investment Company Money Market
   Fund (X)                                      130,755,816        130,756
State Street Securities Lending
   Quality Trust (X)                             267,906,312        267,906
                                                                -----------

TOTAL OTHER SECURITIES
(cost $398,662)                                                     398,662
                                                                -----------

TOTAL INVESTMENTS - 122.1%
(identified cost $1,847,792)                                      2,145,449

OTHER ASSETS AND LIABILITIES,
NET - (22.1%)                                                      (388,980)
                                                                -----------

NET ASSETS - 100.0%                                               1,756,469
                                                                ===========

               A portion of the portfolio has been fair valued as of period end.

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  55

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands)
   expiration date 11/05 (139)                             13,111                 76
CAC-40 Index (France)
   expiration date 11/05 (160)                              8,508                  9
   expiration date 12/05 (174)                              9,248                (96)
DAX Index (Germany)
   expiration date 12/05 (108)                             15,934                (84)
EUR STOXX 50 Index (EMU)
   expiration date 12/05 (595)                             23,625               (310)
FTSE-100 Index (UK)
   expiration date 12/05 (287)                             27,042               (329)
Hang Seng Index (Hong Kong)
   expiration date 11/05 (24)                               2,227                 (5)
OMX Stockholm 30 Index (Sweden)
   expiration date 11/05 (633)                              7,021                 73
SPI 200 Index (Australia)
   expiration date 12/05 (70)                               5,829                (63)
TOPIX Index (Japan)
   expiration date 12/05 (271)                             33,757              2,978

Short Positions
FTSE-100 Index (UK)
   expiration date 12/05 (142)                             13,379                130
Hang Seng Index (Hong Kong)
   expiration date 11/05 (21)                               1,948                  5
IBEX Plus Index (Spain)
   expiration date 11/05 (42)                               5,268                 36
MIB-30 (Italy)
   expiration date 12/05 (25)                               4,906                235
SPI 200 Index (Australia)
   expiration date 12/05 (115)                              9,576                 92
                                                                     ---------------
Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                      2,747
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Switzerland
Swiss Market Index
   Dec 2005 6,913.06 (CHF) Call (21)                        1,126               (103)
                                                                     ---------------
Total Liability for Options Written
   (premiums received $81)                                                      (103)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 56  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              80      AUD           105    11/01/05                 (1)
USD             749      AUD         1,000    12/21/05                 (3)
USD           1,271      AUD         1,663    12/21/05                (30)
USD           1,271      AUD         1,663    12/21/05                (30)
USD           3,812      AUD         4,989    12/21/05                (88)
USD           4,445      AUD         5,821    12/21/05               (101)
USD           4,446      AUD         5,821    12/21/05               (102)
USD           5,715      AUD         7,484    12/21/05               (130)
USD           6,679      AUD         8,700    12/21/05               (187)
USD           6,956      AUD         9,106    12/21/05               (160)
USD             114      CHF           145    11/01/05                 (1)
USD             874      CHF         1,121    11/02/05                 (5)
USD             816      CHF         1,052    11/03/05                 --
USD              77      CHF            97    12/21/05                 (1)
USD             155      CHF           197    12/21/05                 (1)
USD           1,377      CHF         1,745    12/21/05                (17)
USD              18      DKK           110    12/02/05                 --
USD             202      DKK         1,240    12/02/05                 (3)
USD              --      DKK             1    12/21/05                 --
USD               9      DKK            53    12/21/05                 --
USD              64      DKK           392    12/21/05                 --
USD             375      DKK         2,292    12/21/05                 (6)
USD              55      EUR            45    11/01/05                 --
USD             593      EUR           489    11/01/05                 (7)
USD              14      EUR            12    11/02/05                 --
USD             661      EUR           548    11/02/05                 (4)
USD             151      EUR           126    11/03/05                 --
USD             292      EUR           240    12/02/05                 (4)
USD           2,871      EUR         2,360    12/02/05                (38)
USD             601      EUR           500    12/21/05                 --
USD             608      EUR           500    12/21/05                 (7)
USD           1,207      EUR         1,000    12/21/05                 (5)
USD           3,625      EUR         3,000    12/21/05                (20)
USD          53,775      EUR        43,600    12/21/05             (1,377)
USD             744      GBP           417    11/01/05                 (6)
USD             951      GBP           533    11/01/05                 (8)
USD              94      GBP            53    11/02/05                 --
USD             749      GBP           422    11/02/05                 (2)
USD             125      GBP            70    12/02/05                 (1)
USD             874      GBP           490    12/02/05                 (7)
USD             361      GBP           200    12/21/05                 (7)
USD             879      GBP           500    12/21/05                  5
USD             882      GBP           500    12/21/05                  3
USD          17,834      GBP         9,896    12/21/05               (327)
USD          30,954      GBP        17,000    12/21/05               (878)
USD               5      HKD            40    11/01/05                 --
USD              22      HKD           172    12/21/05                 --
USD              34      HKD           260    12/21/05                 --

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             524      HKD         4,066    12/21/05                  1
USD               3      JPY           373    11/01/05                 --
USD               4      JPY           440    11/01/05                 --
USD              12      JPY         1,329    11/01/05                 --
USD              12      JPY         1,330    11/01/05                 --
USD              60      JPY         6,868    11/01/05                 (1)
USD              61      JPY         7,060    11/01/05                 (1)
USD              73      JPY         8,450    11/01/05                 (1)
USD             459      JPY        52,982    11/01/05                 (4)
USD               4      JPY           431    11/02/05                 --
USD              26      JPY         3,026    11/02/05                 --
USD              59      JPY         6,812    11/02/05                 (1)
USD              65      JPY         7,515    11/02/05                 (1)
USD              97      JPY        11,172    11/02/05                 (1)
USD             244      JPY        28,377    11/02/05                 --
USD               3      JPY           383    11/04/05                 --
USD               4      JPY           430    11/04/05                 --
USD              33      JPY         3,820    11/04/05                 --
USD             129      JPY        15,046    11/04/05                 --
USD             307      JPY        35,773    11/04/05                 --
USD             693      JPY        80,555    11/04/05                 (1)
USD             441      JPY        48,646    12/21/05                (21)
USD             441      JPY        50,000    12/21/05                 (9)
USD             891      JPY       100,000    12/21/05                (27)
USD             892      JPY       100,000    12/21/05                (28)
USD           1,476      JPY       166,836    12/21/05                (34)
USD           1,753      JPY       200,000    12/21/05                (24)
USD           2,621      JPY       300,000    12/21/05                (28)
USD           5,464      JPY       617,145    12/21/05               (131)
USD          27,901      JPY     3,050,000    12/21/05             (1,544)
USD              47      NOK           300    12/02/05                 (1)
USD             391      NOK         2,510    12/02/05                 (5)
USD          19,427      NOK       124,093    12/21/05               (309)
USD           4,512      NZD         6,480    12/21/05                  2
USD             495      SGD           833    12/21/05                 (2)
USD             536      SGD           902    12/21/05                 (2)
USD             851      SGD         1,432    12/21/05                 (3)
USD           1,484      SGD         2,499    12/21/05                 (5)
USD           1,484      SGD         2,499    12/21/05                 (5)
USD           1,835      SGD         3,076    12/21/05                (15)
USD           1,835      SGD         3,076    12/21/05                (15)
USD           1,835      SGD         3,076    12/21/05                (15)
USD           1,845      SGD         3,093    12/21/05                (15)
AUD             420      USD           314    11/04/05                 --
AUD             300      USD           229    12/21/05                  5
AUD             368      USD           277    12/21/05                  2
AUD             500      USD           376    12/21/05                  3
AUD             500      USD           384    12/21/05                 11

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  57

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
AUD             828      USD           626    12/21/05                  8
AUD             828      USD           626    12/21/05                  8
AUD             993      USD           751    12/21/05                 10
AUD           1,000      USD           756    12/21/05                 10
AUD          12,169      USD         9,296    12/21/05                214
CAD             224      USD           191    11/01/05                  1
CAD             731      USD           625    11/01/05                  6
CAD             117      USD            99    11/03/05                 --
CHF             328      USD           258    11/01/05                  3
CHF             730      USD           568    12/02/05                 --
CHF             860      USD           663    12/02/05                 (6)
CHF           1,153      USD           903    12/21/05                  5
DKK           1,190      USD           190    12/02/05                 (1)
DKK           1,240      USD           201    12/02/05                  1
EUR             456      USD           553    11/01/05                  7
EUR             468      USD           568    11/01/05                  7
EUR              89      USD           107    11/02/05                  1
EUR             375      USD           451    11/02/05                  1
EUR           2,070      USD         2,472    12/02/05                (13)
EUR           2,360      USD         2,849    12/02/05                 16
EUR             500      USD           605    12/21/05                  4
EUR             500      USD           611    12/21/05                 10
EUR             621      USD           761    12/21/05                 15
EUR             840      USD         1,017    12/21/05                  8
EUR           1,000      USD         1,207    12/21/05                  5
EUR           1,000      USD         1,211    12/21/05                 10
EUR           1,000      USD         1,213    12/21/05                 12
EUR           1,000      USD         1,228    12/21/05                 26
EUR           1,300      USD         1,607    12/21/05                 44
EUR           1,500      USD         1,850    12/21/05                 47
EUR           1,596      USD         1,931    12/21/05                 13
EUR           4,000      USD         4,871    12/21/05                 64
EUR          20,925      USD        25,532    12/21/05                384
GBP              31      USD            55    11/03/05                 --
GBP             103      USD           183    11/03/05                 --
GBP             528      USD           934    11/03/05                 --
GBP             490      USD           867    12/02/05                 --
GBP             580      USD         1,017    12/02/05                 (9)
GBP             600      USD         1,094    12/21/05                 33
GBP           1,000      USD         1,810    12/21/05                 41
GBP           1,170      USD         2,074    12/21/05                  4
GBP           1,328      USD         2,352    12/21/05                  2
GBP           1,619      USD         2,867    12/21/05                  3
GBP           2,000      USD         3,565    12/21/05                 26
GBP           2,490      USD         4,410    12/21/05                  5
GBP           2,497      USD         4,505    12/21/05                 87
GBP           2,511      USD         4,528    12/21/05                 86
GBP           4,328      USD         7,812    12/21/05                154

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
GBP           4,661      USD         8,415    12/21/05                168
GBP           7,084      USD        12,578    01/31/06                 47
HKD             518      USD            67    11/01/05                 --
HKD             543      USD            70    11/01/05                 --
HKD             614      USD            79    11/02/05                 --
HKD              72      USD             9    12/21/05                 --
HUF          41,241      USD           198    11/04/05                  1
IDR         722,728      USD            71    11/10/05                 (1)
JPY           1,413      USD            12    11/01/05                 --
JPY           2,246      USD            20    11/01/05                 --
JPY           4,793      USD            42    11/01/05                 --
JPY           8,075      USD            70    11/01/05                  1
JPY           2,245      USD            19    11/02/05                 --
JPY           6,084      USD            53    11/02/05                 --
JPY          37,807      USD           327    11/02/05                  2
JPY             366      USD             3    11/04/05                 --
JPY           2,225      USD            19    11/04/05                 --
JPY           2,246      USD            19    11/04/05                 --
JPY           2,862      USD            25    11/04/05                 --
JPY         308,160      USD         2,715    12/02/05                 58
JPY         100,000      USD           870    12/21/05                  6
JPY         100,000      USD           869    12/21/05                  5
JPY         100,000      USD           908    12/21/05                 44
JPY         147,225      USD         1,278    12/21/05                  6
JPY         200,000      USD         1,765    12/21/05                 37
JPY         200,000      USD         1,835    12/21/05                107
JPY         300,000      USD         2,619    12/21/05                 26
JPY         333,244      USD         3,004    12/21/05                124
JPY         666,489      USD         6,009    12/21/05                248
JPY         965,621      USD         8,710    12/21/05                367
NOK           2,564      USD           396    11/02/05                  2
NOK           2,500      USD           379    12/02/05                 (6)
NOK           2,510      USD           387    12/02/05                  1
NOK           8,334      USD         1,309    12/21/05                 25
NOK          12,885      USD         2,024    12/21/05                 39
NOK          13,781      USD         2,114    12/21/05                 (9)
NOK          14,167      USD         2,224    12/21/05                 42
NOK          23,284      USD         3,571    12/21/05                (16)
NZD           2,004      USD         1,382    12/21/05                (14)
NZD           4,476      USD         3,093    12/21/05                (25)
SEK           2,945      USD           375    11/01/05                  5
SEK           1,038      USD           131    11/02/05                  1
SEK             596      USD            75    11/03/05                 --
SEK           3,145      USD           395    11/03/05                 --
SEK           1,150      USD           148    12/02/05                  4
SEK           2,150      USD           276    12/02/05                  5
SEK             533      USD            70    12/21/05                  3
SEK             749      USD            96    12/21/05                  1

See accompanying notes which are an integral part of the financial statements.

 58  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
SEK           1,149      USD           150    12/21/05                  5
SEK          35,009      USD         4,580    12/21/05                168
SGD              13      USD             8    12/21/05                 --
SGD              22      USD            13    12/21/05                 --
TRY             100      USD            74    11/02/05                 --
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                              (2,952)
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  59

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                                                                             APPRECIATION
        FUND RECEIVES                COUNTER        NOTIONAL           FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY          AMOUNT          FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------

MSCI Austria                                                    1 Month EUR LIBOR-
   Local Net Total Return                                          plus 0.40%
   Index                         Merrill Lynch      EUR     670                              01/23/06                    10
MSCI Austria                                                    1 Month EUR LIBOR-
   Local Net Total Return                                          plus 0.40%
   Index                         Merrill Lynch      EUR     561                              01/26/06                     8
MSCI Belgium                                                    1 Month EUR LIBOR-
   Local Net Total Return                                          minus 0.40%
   Index                         Merrill Lynch      EUR     691                              01/18/06                    (5)
MSCI Denmark                                                    1 Month DKK CIBOR-
   Local Net Total Return                                          plus 0.40%
   Index                         Merrill Lynch      DKK   5,761                              01/23/06                    16
MSCI Norway                                                     1 Month NOK NIBOR-
   Local Net Total Return                                          plus 0.40%
   Index                         Merrill Lynch      NOK  42,704                              01/23/06                   301
                                                                                                           ----------------
Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts (a)                                           330
                                                                                                           ================

                                                       % OF              MARKET
INDUSTRY DIVERSIFICATION                                NET               VALUE
(UNAUDITED)                                           ASSETS                $
------------------------------------------------------------------------------------
Auto and Transportation                                       5.8            102,883
Consumer Discretionary                                        8.5            150,434
Consumer Staples                                              6.7            121,418
Financial Services                                           23.5            403,446
Health Care                                                   7.7            134,818
Integrated Oils                                               7.1            125,451
Materials and Processing                                      9.1            171,082
Miscellaneous                                                  .9             15,567
Other Energy                                                  2.1             34,196
Producer Durables                                             6.2            112,805
Technology                                                    4.6             78,365
Utilities                                                    10.0            169,846
Preferred Stock                                               0.3              5,001
Options Purchased                                             0.0                 81
Warrants & Rights                                             0.1              2,092
Short-Term Investments                                        6.8            119,302
Other Securities                                             22.7            398,662
                                                  ---------------    ---------------
Total Investments                                           122.1          2,145,449
Other Assets and Liabilities, Net                           (22.1)          (388,980)
                                                  ---------------    ---------------

Net Assets                                                  100.0          1,756,469
                                                  ===============    ===============

                                                       % OF              MARKET
GEOGRAPHIC DIVERSIFICATION                              NET               VALUE
(UNAUDITED)                                           ASSETS                $
------------------------------------------------------------------------------------
Africa                                                        0.2              3,062
Asia                                                          8.1            142,099
Europe                                                       39.8            699,460
Japan                                                        22.4            394,287
Latin America                                                 1.3             22,338
Middle East                                                   0.2              4,691
Other Regions                                                 8.8            153,734
United Kingdom                                               18.6            327,116
Other Securities                                             22.7            398,662
                                                  ---------------    ---------------
Total Investments                                           122.1          2,145,449
Other Assets and Liabilities, Net                           (22.1)          (388,980)
                                                  ---------------    ---------------

Net Assets                                                  100.0          1,756,469
                                                  ===============    ===============

See accompanying notes which are an integral part of the financial statements.

 60  International Fund

FRANK RUSSELL INVESTMENT COMPANY
INTERNATIONAL FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Australia                                                     3.7
Austria                                                       0.5
Belgium                                                       0.9
Brazil                                                        0.3
Canada                                                        1.8
China                                                          --*
Denmark                                                       0.3
Finland                                                       1.1
France                                                        9.8
Germany                                                       5.7
Greece                                                        0.3
Hong Kong                                                     1.9
Hungary                                                       0.3
Indonesia                                                     0.1
Ireland                                                       0.7
Israel                                                        0.3
Italy                                                         2.8
Japan                                                        22.4
Luxembourg                                                    0.5
Mexico                                                        0.9
Netherlands                                                   3.5
New Zealand                                                   0.2
Norway                                                        0.7
Poland                                                         --*
Portugal                                                      0.1
Singapore                                                     1.0
South Africa                                                  0.2
South Korea                                                   0.9
Spain                                                         3.5
Sweden                                                        2.2
Switzerland                                                   6.6
Taiwan                                                        0.1
Thailand                                                      0.1
Turkey                                                         --*
United Kingdom                                               18.6
United States                                                 0.2
Preferred Stocks                                              0.3
Options Purchased                                              --*
Warrants & Rights                                             0.1
Short-Term Investments                                        6.8
Other Securities                                             22.7
                                                  ---------------
Total Investments                                           122.1
Other Assets and Liabilities, Net                           (22.1)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.2
Options Written                                               (--*)
Foreign Currency Exchange Contracts                          (0.2)
Index Swap Contracts                                           --*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                          International Fund  61

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                     FIXED I - CLASS I                          **
                                                                     -----------------            ------------------------------
*                                                                          10000                              10000
1996                                                                       10586                              10585
1997                                                                       11520                              11526
1998                                                                       12534                              12602
1999                                                                       12578                              12669
2000                                                                       13487                              13594
2001                                                                       15372                              15573
2002                                                                       16199                              16490
2003                                                                       17050                              17299
2004                                                                       17992                              18256
2005                                                                       18149                              18463

Fixed Income I Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.88%
5 Years                                6.12%sec.
10 Years                               6.14%sec.

Fixed Income I Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.60%
5 Years                                5.84%sec.
10 Years                               5.96%sec.

Fixed Income I Fund - Class Y ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.91%
5 Years                                6.19%sec.
10 Years                               6.18%sec.

Lehman Brothers Aggregate Bond Index **
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.13%
5 Years                                6.31%sec.
10 Years                               6.32%sec.

 62  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Fixed Income I Fund Class I, Class E and Class Y gained 0.88%, 0.60% and 0.91%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.13% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 0.81%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Rising interest rates hurt nominal returns over the fiscal year with the broad bond market benchmark, the Lehman Brothers Aggregate Bond Index, posting just a 1.13% return. While the Fund's money managers started out the period believing that interest rates would rise, higher energy prices and the potential for an economic slowdown led the Fund's money managers to forecast that rates would fall near the end of the fiscal year. However, interest rates rose near the end of the period and the money managers' forecasting detracted from performance. The credit downgrade in the bond rating of auto manufacturers in the spring and early summer had a very modest impact, as the Fund's money managers held diversified positions within the auto sector.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Interest rate forecasting by the Fund's money managers late in the fiscal year detracted from performance. The Fund's money managers were not rewarded for their forecasts of slower growth as the Federal Reserve surprised many market participants by continuing to raise interest rates after Hurricanes Katrina and Rita.

Offsetting the negative impact of the incorrect interest rate forecasting by the Fund's money managers, positive contributions to Fund performance came from overweights in the investment grade corporate sector early in the fiscal year and profit taking, as prices of investment grade corporate bonds rose relative to Treasury securities. The Fund's money managers also added value through security selection in the mortgage sector. Finally, non-dollar bonds also contributed positively to performance, particularly in early 2005, when rates fell further in Europe than in the U.S.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Pacific Investment Management Company, LLC (PIMCO) did well over the year, capitalizing on its forecast that European interest rates would fall further than U.S. rates in the spring. PIMCO also added value by underweighting investment grade corporate bonds (corporates) and through security selection in the mortgage sector. Bear Stearns Asset Management, Inc. did well early in the fiscal year by overweighting corporates and strong security selection within that sector. As corporate bond prices rose, Bear Stearns took profits and brought its allocation to corporates down to a more benchmark-neutral weight. Interest rate forecasting also led to suboptimal yield curve strategies for most of the money managers in the period. Western Asset Management Company's yield curve positioning had the largest negative impact to performance. This negative was partially offset by Western's overweight to, and security selection in, the corporate sector.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In January, Western was added as a money manager for the Fund. The weighting to Lehman Brothers Asset Management, LLC was decreased to allow for the addition of Western to the Fund's line up. This action resulted in a slightly higher allocation to investment grade corporate bonds and generally wider deviations from the benchmark with respect to interest rate strategies, as Lehman manages portfolios in a fairly risk managed manner.

                                                         Fixed Income I Fund  63

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Bear Stearns Asset Management, Inc.       Sector Rotation
Lehman Brothers Asset Management, LLC     Enhanced Core
Pacific Investment Management Company,
   LLC                                    Fully Discretionary
Western Asset Management Company          Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company(FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Fixed Income I Fund Class I assumes initial investment on November 1,
      1995.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++++ Fixed Income I Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Fixed Income I Fund Class I performance has been linked with Class Y to provide historical perspective.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 64  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.
ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       998.60      $     1,021.78
Expenses Paid During
Period*                       $         3.43      $         3.47

* Expenses are equal to the Fund's annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,000.30      $     1,023.24
Expenses Paid During
Period*                       $         1.97      $         1.99

* Expenses are equal to the Fund's annualized expense ratio of 0.39% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,000.50      $     1,023.44
Expenses Paid During
Period*                       $         1.76      $         1.79

* Expenses are equal to the Fund's annualized expense ratio of 0.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                         Fixed Income I Fund  65

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 98.6%
Asset-Backed Securities - 6.9%
AAA Trust (p)
   Series 2005-2 Class A1
   4.151% due 11/26/35                                    702             702
Aames Mortgage Investment Trust (E)(A)
   Series 2005-2 Class 1A1
   4.118% due 07/25/35                                     53              53
   Series 2005-3 Class A1
   4.188% due 08/25/35                                  1,548           1,547
ABSC NIMs Trust (A)
   Series 2004-HE5 Class A1
   5.000% due 08/27/34                                     55              55
   Series 2005-HE6 Class A1
   5.050% due 08/27/35                                    382             381
ACE Securities Corp. (E)
   Series 2001-HE1 Class A
   4.370% due 11/20/31                                    873             873
   Series 2004-OP1 Class M2
   5.088% due 04/25/34                                    490             497
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   6.538% due 02/25/33                                    155             156
Argent Securities, Inc. (E)
   Series 2004-W3 Class A2
   4.258% due 02/25/34                                    111             111
Asset Backed Funding Corp. NIMs Trust (A)
   Series 2005-WF1 Class N1
   4.750% due 03/26/35                                    332             332
Bank One Issuance Trust (E)
   Series 2003-A1 Class A1
   4.090% due 09/15/10                                  1,600           1,603
Carrington Mortgage Loan Trust (E)
   Series 2005-NC3 Class A1A
   4.118% due 06/25/35                                    167             167
Chase Funding Mortgage Loan Asset-Backed
   Certificates (E)
   Series 2002-2 Class 2A1
   4.288% due 05/25/32                                    315             316
Chase Issuance Trust (E)
   Series 2005-A3 Class A
   3.990% due 10/17/11                                  3,095           3,096
Countrywide Asset-Backed Certificates
   Series 2001-BC3 Class A
   4.278% due 12/25/31                                    128             128
   Series 2003-BC2 Class 2A1 (E)
   4.338% due 06/25/33                                     64              64

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-BC4 Class 2A2 (E)
   4.358% due 09/25/33                                    141             142
   Series 2004-13 Class AF2
   3.683% due 08/25/24                                    860             847
   Series 2004-14N Class N(A)
   5.000% due 06/25/36                                    149             148
   Series 2004-7 Class AF2
   3.324% due 12/25/23                                    555             553
   Series 2004-BC1 Class M1 (E)
   4.538% due 02/25/34                                    190             190
   Series 2004-S1 Class A1
   4.258% due 12/25/18                                  1,299           1,300
   Series 2005-2N Class N(A)
   4.500% due 08/25/36                                    301             299
   Series 2005-5N Class N(A)
   5.000% due 07/25/36                                    269             266
   Series 2005-AB3 Class 2A1 (E)
   4.158% due 02/25/36                                  1,673           1,673
   Series 2005-SD2 Class A1A (E)(A)
   4.198% due 08/25/35                                  1,341           1,342
Countrywide Home Equity Loan Trust (E)
   Series 2005-G Class 2A
   4.123% due 12/15/35                                  1,700           1,700
Credit-Based Asset Servicing and Securitization
   Series 2004-CB6 Class AF1
   4.228% due 07/25/35                                    265             265
Daimler Chrysler Auto Trust
   Series 2005-A Class A3
   3.490% due 12/08/08                                  1,165           1,149
Discover Card Master Trust I
   Series 2005-1 Class A
   3.980% due 09/16/10                                  3,075           3,068
Distribution Financial Services Floorplan Master
   Trust (E)
   Series 2003-2 Class A
   4.070% due 04/15/08                                  1,415           1,416
Equifirst Mortgage Loan Trust (E)
   Series 2004-1 Class 2A1
   4.138% due 01/25/34                                    366             366
   Series 2005-1 Class A1
   4.098% due 04/25/35                                    691             691
Equifirst Mortgage Loan Trust NIMs Notes (A)
   Series 2005-1 Class N1
   4.458% due 04/25/35                                  1,001             999
FHA Proj Citi 68 NP
   7.430% due 06/27/21                                    262             265

 66  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2004-FF1 Class A2
   4.438% due 12/25/32                                  1,700           1,705
   Series 2004-FFH Class 2A1
   4.418% due 10/25/34                                  1,018           1,021
First Franklin NIMs Trust (A)
   Series 2004-FFH Class N2
   7.385% due 03/25/34                                    143             142
   Series 2005-FF1 Class N1
   4.213% due 01/25/35                                    648             645
Ford Credit Auto Owner Trust
   Series 2005-A Class A3
   3.480% due 11/15/08                                    505             498
Ford Credit Floorplan Master Owner Trust
   Series 2001-2 Class A
   4.110% due 07/15/08                                  1,115           1,116
   Series 2004-1 Class A (E)
   4.010% due 07/15/09                                  1,770           1,771
Fremont NIMs Trust (A)
   Series 2005-A Class NOTE
   3.750% due 01/25/35                                    524             520
   Series 2004-B Class NOTE
   4.703% due 05/25/34                                      2               2
   Series 2005-C Class NOTE
   5.584% due 07/25/35                                    163             162
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class A
   4.080% due 07/20/09                                    955             956
   Series 2005-1 Class A
   4.040% due 04/20/10                                  1,425           1,425
GMAC Mortgage Corp. Loan Trust
   Series 1999-1 Class A (E)
   4.270% due 06/18/27                                    527             527
   Series 2004-HE5 Class A1 (E)
   4.178% due 09/25/34                                    520             520
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                    590             580
Greenpoint Mortgage Funding Trust (E)
   Series 2005-HE4 Class 2A1C
   4.148% due 07/25/30                                  1,416           1,415
GSAMP Trust
   Series 2003-AHL Class A2A (E)
   4.238% due 10/25/33                                    147             147
   Series 2004-FM1 Class NOTE (A)
   5.250% due 11/25/33                                     13              13
   Series 2004-NC1 Class A3 (E)
   4.428% due 03/25/34                                    340             341

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-SEA Class A1A (E)
   4.228% due 10/25/33                                    371             371
HFC Home Equity Loan Asset Backed Certificates
   Series 2003-1 Class A
   4.350% due 10/20/32                                    250             250
Home Equity Asset Trust (E)
   Series 2004-3 Class M3
   5.488% due 08/25/34                                    370             376
Home Equity Mortgage Trust (E)
   Series 2005-4 Class A2A
   4.148% due 01/25/36                                  1,580           1,580
IndyMac Residential Asset Backed Trust (E)
   Series 2005-A Class AII1
   4.148% due 03/25/35                                    678             678
JP Morgan Mortgage Acquisition Corp. (E)
   Series 2005-FLD Class A1
   4.158% due 08/25/27                                  1,412           1,412
Lehman XS Trust (E)
   Series 2005-1 Class 2A2
   4.660% due 05/25/08                                    446             452
Long Beach Asset Holdings Corp. (A)
   Series 2005-1 Class N1
   4.115% due 02/25/35                                    379             377
Long Beach Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   5.938% due 06/25/33                                    540             547
   Series 2005-WL1 Class 2A1
   4.148% due 06/25/35                                  1,135           1,135
Mastr Asset Backed Securities Trust
   Series 2004-OPT Class A3
   4.298% due 02/25/34                                    279             279
Merrill Auto Trust Securitization (E)
   Series 2005-1 Class A2B
   4.048% due 04/25/08                                  1,415           1,415
Merrill Lynch Mortgage Investors, Inc.
   Series 2003-WMC Class A2
   3.800% due 02/25/34                                      1               1
   Series 2004-WMC Class A2
   4.338% due 10/25/34                                    171             171
Morgan Stanley ABS Capital I
   Series 2003-NC5 Class A2
   4.318% due 04/25/33                                     35              35
   Series 2005-HE1 Class A3A
   4.168% due 12/25/34                                    310             310
Morgan Stanley Dean Witter Capital I
   Series 2003-NC4 Class A2
   4.408% due 04/25/33                                     44              44

                                                         Fixed Income I Fund  67

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Navistar Financial Corp. Owner Trust
   Series 2003-B Class A3
   4.170% due 04/15/08                                    727             728
New Century Home Equity Loan Trust (E)
   Series 2005-B Class A2A
   4.158% due 10/25/35                                  1,677           1,677
Nissan Master Owner Trust Receivables (E)
   Series 2005-A Class A
   4.000% due 07/15/10                                  1,305           1,305
Novastar Home Equity Loan
   Series 2004-4 Class A2A
   4.228% due 03/25/35                                    246             246
   Series 2005-1 Class A2A (E)
   4.158% due 06/25/35                                  1,025           1,025
Novastar NIMs Trust (A)
   Series 2004-N2 Class NOTE
   4.458% due 06/26/34                                     92              92
Option One Mortgage Loan Trust
   Series 2001-4 Class A
   4.638% due 01/25/32                                    247             247
   Series 2002-2 Class A
   4.308% due 06/25/32                                    179             179
   Series 2003-1 Class A2
   4.458% due 02/25/33                                    312             312
   Series 2003-2 Class A2
   4.338% due 04/25/33                                    143             143
   Series 2003-2 Class M2 (E)
   5.738% due 04/25/33                                    435             440
   Series 2003-3 Class M3 (E)
   6.038% due 06/25/33                                    260             263
   Series 2003-4 Class M2 (E)
   5.688% due 07/25/33                                    235             238
   Series 2005-1 Class A2
   4.168% due 02/25/35                                    396             396
Park Place Securities, Inc.
   Series 2005-WCH Class A3A
   4.158% due 01/25/36                                    169             169
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                    160             157
Ramp NIMs Trust (A)
   Series 2005-NM2 Class NOTE
   5.193% due 04/25/35                                    298             297
Renaissance Home Equity Loan Trust (E)
   Series 2005-3 Class AF1
   4.188% due 11/25/35                                  1,686           1,686

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-3 Class AV1
   4.178% due 11/25/35                                  1,685           1,685
Renaissance NIMs Trust (A)
   Series 2004-B Class NOTE
   5.193% due 08/26/34                                     72              72
   Series 2004-D Class NOTE
   4.459% due 02/25/35                                    240             240
Residential Asset Mortgage Products, Inc.
   Series 2002-RS5 Class AII
   4.408% due 09/25/32                                    322             323
   Series 2003-RS1 Class AII
   4.428% due 02/25/33                                    389             390
   Series 2003-RS2 Class AII
   4.378% due 03/25/33                                    365             366
   Series 2003-RS3 Class AII
   4.398% due 04/25/33                                    226             227
   Series 2004-RS2 Class AIIB
   4.288% due 02/25/34                                    726             727
   Series 2004-RS6 Class AI1
   4.188% due 08/25/22                                     15              15
   Series 2004-RS8 Class AI1
   4.218% due 12/25/23                                    263             263
   Series 2004-RS8 Class AI2
   3.810% due 01/25/26                                    335             333
   Series 2004-RS8 Class AII1
   4.178% due 05/25/26                                    359             359
Residential Asset Securities Corp.
   Series 2001-KS1 Class AII
   4.273% due 03/25/32                                    181             181
   Series 2001-KS3 Class AII (E)
   4.268% due 09/25/31                                    149             149
   Series 2002-KS3 Class A1B
   4.288% due 05/25/32                                    328             328
   Series 2003-KS1 Class M2 (E)
   5.788% due 01/25/33                                    365             368
   Series 2004-KS8 Class AI2
   3.340% due 10/25/24                                    820             810
Residential Funding Mortgage Securities II (E)
   Series 2005-HI2 Class A1
   4.178% due 05/25/35                                  2,185           2,185
Residential Funding Mortgage Securities II, Inc.
   (E)
   Series 2005-HS1 Class AI1
   4.158% due 09/25/35                                  1,649           1,648
Saxon Asset Securities Trust
   Series 2003-1 Class AV1
   4.348% due 06/25/33                                     36              36
   Series 2004-1 Class A
   4.308% due 03/25/35                                    566             566

 68  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Securitized Asset Backed Receivables LLC Trust
   Series 2004-OP1 Class A2
   4.288% due 02/25/34                                    298             298
   Series 2005-FR4 Class A3 (E)
   4.238% due 01/25/36                                    876             875
Sharps SP I LLC Net Interest Margin Trust (A)
   Series 2004-FM1 Class N
   6.160% due 09/25/33                                     14              14
   Series 2004-OP1 Class NA
   4.450% due 12/25/33                                     40              40
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                    148             158
Soundview Assets
   4.703% due 06/25/35                                    616             615
Specialty Underwriting & Residential Finance
   Series 2003-BC1 Class A
   4.378% due 01/25/34                                     96              96
   Series 2004-BC2 Class A2
   4.308% due 05/25/35                                    491             492
Structured Asset Investment Loan Trust (E)
   Series 2003-BC8 Class M3
   6.138% due 08/25/33                                    415             422
   Series 2004-7 Class A1
   4.293% due 08/25/34                                  1,488           1,491
Structured Asset Securities Corp.
   Series 2003-BC1 Class A
   4.538% due 05/25/32                                    228             228
   Series 2004-19X Class A2
   4.370% due 10/25/34                                    765             758
   Series 2005-5N Class A1 (E)
   4.381% due 11/25/35                                  1,700           1,700
Tenaska Alabama II Partners, LP (A)
   6.125% due 03/30/23                                    230             232
Textron Financial Floorplan Master Note Trust
   (E)(A)
   Series 2005-1A Class A
   4.061% due 05/13/10                                  1,640           1,640
Volkswagen Credit Auto Master Trust (E)
   Series 2005-1 Class A
   4.020% due 07/20/10                                  1,485           1,485
Wachovia Asset Securitization, Inc.
   Series 2003-HE3 Class A
   4.288% due 11/25/33                                    372             372

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wachovia Mortgage Loan Trust LLC (E)
   Series 2005-WMC Class A1
   4.148% due 10/25/35                                  1,662           1,662
Whole Auto Loan Trust
   Series 2004-1 Class A4
   3.260% due 03/15/11                                  1,085           1,055
                                                                 ------------
                                                                       84,203
                                                                 ------------

Corporate Bonds and Notes - 14.2%
Allstate Life Global Funding Trusts
   3.850% due 01/25/08                                  1,195           1,169
Altria Group, Inc.
   7.000% due 11/04/13                                    580             628
Amerada Hess Corp.
   7.300% due 08/15/31                                    750             847
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     35              35
American General Finance Corp.
   Series MTNG (E)
   4.000% due 03/23/07                                    100             100
   Series MTNI
   4.100% due 06/27/08 (E)                              1,300           1,301
   4.875% due 07/15/12                                  1,000             973
American International Group, Inc. (A)
   4.700% due 10/01/10 (N)                                400             393
   5.050% due 10/01/15                                    400             391
American RE Corp.
   Series B
   7.450% due 12/15/26                                    405             441
Anheuser-Busch Cos., Inc.
   4.950% due 01/15/14                                    535             533
ASIF Global Financing (A)
   4.900% due 01/17/13                                     90              89
BAE Systems Holdings, Inc. (A)
   6.400% due 12/15/11                                    825             868
Bank of America Corp.
   4.500% due 08/01/10                                    430             421
   4.375% due 12/01/10                                  1,395           1,354
Banque Paribas
   6.875% due 03/01/09                                    350             370
Bear Stearns Cos., Inc. (The)
   2.875% due 07/02/08                                    775             736
   5.300% due 10/30/15                                    775             764
BellSouth Corp.
   4.200% due 09/15/09                                    115             112
   6.550% due 06/15/34 (N)                                 45              46
Berkshire Hathaway Finance Corp.
   4.125% due 01/15/10                                  1,440           1,398

                                                         Fixed Income I Fund  69

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                    150             158
Burlington Northern Santa Fe Corp.
   4.967% due 04/01/23                                    235             231
   6.875% due 12/01/27                                     80              90
Campbell Soup Co.
   5.875% due 10/01/08                                    165             169
Carolina Power & Light Co.
   5.150% due 04/01/15                                    590             579
Caterpillar Financial Services Corp.
   4.875% due 06/15/07                                    460             461
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    195             199
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    395             446
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                    985           1,103
   8.750% due 03/01/31                                  1,550           2,021
CIT Group, Inc.
   5.750% due 09/25/07                                    120             122
   4.750% due 08/15/08                                    785             781
   6.875% due 11/01/09                                     80              85
Citicorp
   7.250% due 10/15/11                                    455             506
Citigroup, Inc.
   3.500% due 02/01/08                                    985             958
   4.625% due 08/03/10                                    235             231
   5.000% due 09/15/14                                  5,875           5,753
Clear Channel Communications, Inc.
   4.250% due 05/15/09                                    100              96
   5.750% due 01/15/13 (N)                                100              97
Clorox Co.
   4.200% due 01/15/10                                    165             161
   5.000% due 01/15/15                                    125             123
Columbus Southern Power Co.
   Series A
   5.500% due 03/01/13                                    105             106
Comcast Cable Communications
   6.750% due 01/30/11                                  1,270           1,342
Comcast Cable Communications Holdings, Inc.
   8.375% due 03/15/13                                  2,125           2,448
Comcast Corp.
   6.500% due 01/15/15                                    785             823
ConocoPhillips Holding Co.
   6.950% due 04/15/29                                    735             871
Consolidated Natural Gas Co.
   6.850% due 04/15/11                                    385             414

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Constellation Energy Group, Inc.
   6.125% due 09/01/09                                    380             391
Countrywide Home Loans, Inc.
   Series MTNK
   5.500% due 02/01/07                                    100             101
COX Communications, Inc.
   3.875% due 10/01/08                                    240             231
   6.750% due 03/15/11                                  3,465           3,637
Credit Suisse First Boston USA, Inc.
   4.625% due 01/15/08                                    155             154
   3.875% due 01/15/09                                    580             561
   6.500% due 01/15/12                                     20              21
   5.500% due 08/15/13                                     95              96
   5.125% due 08/15/15                                  1,810           1,764
DaimlerChrysler NA Holding Corp.
   4.026% due 03/07/07 (E)                              2,200           2,196
   4.050% due 06/04/08                                    705             684
Detroit Edison Co.
   6.125% due 10/01/10                                    120             125
   6.350% due 10/15/32                                    105             110
Devon Energy Corp.
   7.950% due 04/15/32                                    430             536
Dominion Resources, Inc.
   4.750% due 12/15/10                                     90              88
   5.700% due 09/17/12                                    330             335
   Series B (N)
   6.250% due 06/30/12                                     90              94
   Series C
   5.150% due 07/15/15                                    775             743
Dresdner Funding Trust I (A)
   8.151% due 06/30/31                                    370             439
Duke Energy Corp.
   6.250% due 01/15/12                                    150             157
   5.625% due 11/30/12                                    325             331
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     50              50
   6.875% due 02/01/11                                     35              37
Eastman Kodak Co.
   7.250% due 11/15/13                                     30              28
Eli Lilly & Co.
   6.770% due 01/01/36                                    485             570
EOP Operating, LP
   4.650% due 10/01/10                                  1,205           1,172
Exelon Corp.
   4.900% due 06/15/15                                    830             780
FedEx Corp.
   7.600% due 07/01/97                                    135             158
Financing Corp.
   Series 10P
   Principal Only STRIP
   Zero coupon due 11/30/17                               940             514

 70  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                  1,475           1,552
   Series C
   7.375% due 11/15/31                                    715             814
FleetBoston Financial Corp.
   4.875% due 12/01/06                                    655             655
Ford Motor Co.
   7.450% due 07/16/31                                    290             213
Ford Motor Credit Co.
   4.950% due 01/15/08                                    320             300
   7.375% due 10/28/09                                  2,430           2,319
   7.875% due 06/15/10                                    515             496
   7.375% due 02/01/11                                    280             263
General Electric Capital Corp.
   4.125% due 03/04/08                                    345             340
   3.250% due 06/15/09                                    900             850
   4.875% due 10/21/10                                  1,255           1,247
   4.250% due 06/15/12                                    860             817
   4.875% due 03/04/15                                    795             778
   Series MTNA
   4.250% due 01/15/08                                    590             583
   6.000% due 06/15/12                                    135             142
   5.450% due 01/15/13                                  1,305           1,329
General Electric Co.
   5.000% due 02/01/13                                    260             258
General Motors Acceptance Corp.
   6.125% due 02/01/07                                    200             198
   6.150% due 04/05/07                                    140             138
   6.125% due 08/28/07                                    760             748
   5.625% due 05/15/09                                  1,375           1,300
   7.750% due 01/19/10                                    230             231
General Motors Corp.
   8.375% due 07/15/33                                     90              67
Glencore Funding LLC (A)
   6.000% due 04/15/14                                    455             419
Golden West Financial Corp. (N)
   4.125% due 08/15/07                                    270             267
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                    570             612
   4.750% due 07/15/13                                    915             878
   5.125% due 01/15/15                                    145             141
   6.345% due 02/15/34                                  1,050           1,053
Goldman Sachs Group, LP
   4.500% due 06/15/10                                  1,060           1,032
Harrah's Operating Co., Inc. (A)
   5.625% due 06/01/15                                  2,695           2,586
Historic TW, Inc.
   9.125% due 01/15/13                                    160             191
   8.050% due 01/15/16                                    460             530
   6.950% due 01/15/28                                    805             844

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
HJ Heinz Finance Co.
   6.750% due 03/15/32                                    145             160
Household Finance Corp.
   4.750% due 05/15/09                                  4,595           4,545
   4.125% due 11/16/09                                  2,470           2,386
   6.750% due 05/15/11                                  1,140           1,225
   7.000% due 05/15/12                                  1,485           1,621
   6.375% due 11/27/12                                    365             386
International Lease Finance Corp.
   6.375% due 03/15/09                                  1,315           1,366
   3.500% due 04/01/09                                    485             460
   4.750% due 07/01/09                                  1,085           1,066
   Series MTNQ
   4.625% due 06/02/08                                    910             900
International Paper Co.
   5.500% due 01/15/14                                    405             392
ITT Industries, Inc.
   7.400% due 11/15/25                                    195             228
John Deere Capital Corp.
   Series MTND
   4.400% due 07/15/09                                  1,495           1,470
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                    260             267
JP Morgan Chase Capital XV
   5.875% due 03/15/35                                  2,435           2,308
JPMorgan Chase & Co.
   5.125% due 09/15/14                                    620             607
   5.150% due 10/01/15                                    610             594
Kellogg Co.
   Series B
   6.600% due 04/01/11                                    815             873
Kraft Foods, Inc.
   4.000% due 10/01/08                                  1,180           1,150
   5.625% due 11/01/11                                  1,210           1,237
Kroger Co. (The)
   7.500% due 04/01/31                                     65              69
Lehman Brothers Holdings, Inc.
   4.000% due 01/22/08                                    390             383
   6.625% due 01/18/12                                    370             398
Lennar Corp. (A)
   5.600% due 05/31/15                                  1,310           1,255
Lockheed Martin Corp.
   8.500% due 12/01/29                                    330             444
M&I Marshall & Ilsley Bank
   Series BKNT
   4.400% due 03/15/10                                  1,095           1,070
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                    160             182

                                                         Fixed Income I Fund  71

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
May Department Stores Co. (The)
   4.800% due 07/15/09                                     80              79
   5.750% due 07/15/14                                    185             185
Merrill Lynch & Co., Inc.
   Series MTNB
   3.125% due 07/15/08                                  1,125           1,074
   Series MTNC (E)
   3.970% due 03/12/07                                    270             269
Metlife, Inc.
   5.700% due 06/15/35                                  1,085           1,048
Miller Brewing Co. (A)
   5.500% due 08/15/13                                    250             252
Monumental Global Funding, Ltd. (A)
   4.625% due 03/15/10                                    200             198
Morgan Stanley
   3.625% due 04/01/08                                    630             612
   3.875% due 01/15/09                                    690             666
   6.750% due 04/15/11                                    390             418
   4.750% due 04/01/14                                    250             236
   Series MTNF
   4.284% due 01/18/08                                  1,100           1,101
Natexis Ambs Co. LLC (f)(A)
   8.440% due 12/29/49                                    300             324
National City Bank
   4.500% due 03/15/10                                  1,525           1,494
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                  1,705           1,747
News America Holdings
   7.900% due 12/01/95                                    250             281
   8.250% due 10/17/96                                     50              59
News America, Inc.
   Series WI
   6.200% due 12/15/34                                  3,200           3,084
Nisource Finance Corp.
   7.875% due 11/15/10                                    265             295
Norfolk Southern Corp.
   6.200% due 04/15/09                                    645             670
   7.050% due 05/01/37                                    355             414
   7.900% due 05/15/97                                    135             167
Northern States Power Co.
   Series B
   8.000% due 08/28/12                                    780             906
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    165             221
Ohio Power Co.
   Series F
   5.500% due 02/15/13                                     45              45

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                     50              48
   4.200% due 03/01/11                                    165             157
   6.050% due 03/01/34                                    535             537
Pacificorp
   4.300% due 09/15/08                                    730             717
Pemex Project Funding Master Trust
   7.375% due 12/15/14                                    600             656
   8.625% due 02/01/22                                    100             120
Progress Energy, Inc.
   5.850% due 10/30/08                                    760             773
   7.100% due 03/01/11                                    105             112
   7.750% due 03/01/31                                     95             109
   7.000% due 10/30/31                                    165             175
Prologis (A)
   5.625% due 11/15/15                                  1,255           1,252
Rabobank Capital Funding II (f)(A)
   5.260% due 12/31/49                                     20              20
Rabobank Capital Funding Trust (f)(A)
   5.254% due 12/31/49                                     40              39
Raytheon Co.
   6.750% due 08/15/07                                    420             432
RBS Capital Trust I (f)
   5.512% due 12/31/49                                    500             491
Regions Financial Corp.
   4.500% due 08/08/08                                  1,220           1,205
Residential Capital Corp. (A)
   6.375% due 06/30/10                                    525             533
Safeway, Inc.
   7.250% due 02/01/31                                     45              46
SBC Communications, Inc.
   4.125% due 09/15/09                                  1,695           1,632
   5.100% due 09/15/14                                    210             203
   6.450% due 06/15/34                                      5               5
Simon Property Group, LP
   4.600% due 06/15/10                                  1,220           1,191
   4.875% due 08/15/10                                    880             867
   5.100% due 06/15/15                                    695             668
SLM Corp.
   Series MTNA
   4.000% due 01/15/09                                  1,945           1,888
Sovereign Bank
   5.125% due 03/15/13                                    400             392
Sprint Capital Corp.
   6.000% due 01/15/07                                    975             987
   6.125% due 11/15/08                                    860             886
   7.625% due 01/30/11                                  2,365           2,603
   8.375% due 03/15/12                                    325             375
   6.875% due 11/15/28                                    420             448
   8.750% due 03/15/32                                  1,725           2,231

 72  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Suntrust Bank
   5.000% due 09/01/15                                  2,240           2,186
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    385             466
   7.875% due 08/01/13                                    730             823
Time Warner Entertainment Co., LP
   Series *
   8.375% due 03/15/23                                    490             576
   8.375% due 07/15/33                                  1,015           1,225
Time Warner, Inc.
   6.750% due 04/15/11                                    970           1,025
   6.875% due 05/01/12                                    485             519
   7.700% due 05/01/32                                    420             478
Travelers Property Casualty Corp.
   5.000% due 03/15/13                                    180             174
TXU Corp.
   Series R
   6.550% due 11/15/34                                    475             422
TXU Electric Delivery Co.
   6.375% due 05/01/12                                    815             854
   6.375% due 01/15/15                                    140             147
TXU Energy Co. LLC
   7.000% due 03/15/13                                    465             484
Unilever Capital Corp.
   5.900% due 11/15/32                                    315             324
United Technologies Corp.
   5.400% due 05/01/35                                     70              68
Univision Communications, Inc.
   3.500% due 10/15/07                                    675             653
US Bancorp
   Series MTNN
   3.125% due 03/15/08                                  1,250           1,203
US Bank NA
   5.700% due 12/15/08                                     70              72
Valero Energy Corp.
   7.500% due 04/15/32                                    585             690
Verizon Global Funding Corp.
   7.250% due 12/01/10                                  1,330           1,442
   7.375% due 09/01/12                                    535             593
   5.850% due 09/15/35                                  2,265           2,118
Verizon Maryland, Inc.
   Series A
   6.125% due 03/01/12                                    985           1,002
Verizon Wireless Capital LLC
   5.375% due 12/15/06                                    405             407
Viacom, Inc.
   6.625% due 05/15/11                                    720             750
Virginia Electric and Power Co.
   Series A
   5.375% due 02/01/07                                  1,300           1,308
Wachovia Bank NA
   Series BKNT
   5.800% due 12/01/08                                    280             287

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                     50              48
   4.200% due 03/01/11                                    165             157
   6.050% due 03/01/34                                    535             537
Pacificorp
   4.300% due 09/15/08                                    730             717
Wachovia Corp.
   5.250% due 08/01/14                                  3,270           3,261
   6.550% due 10/15/35                                    370             406
Wal-Mart Stores, Inc.
   4.750% due 08/15/10                                  1,080           1,069
   4.500% due 07/01/15                                  1,385           1,316
Waste Management, Inc.
   6.375% due 11/15/12                                    355             375
Wells Fargo & Co.
   4.200% due 01/15/10                                    360             350
   4.625% due 08/09/10                                    355             350
   4.950% due 10/16/13                                    215             212
   4.750% due 02/09/15                                  2,305           2,225
Weyerhaeuser Co.
   6.125% due 03/15/07                                    223             226
   6.750% due 03/15/12                                    765             810
Wyeth
   6.950% due 03/15/11                                  1,215           1,310
   5.500% due 03/15/13                                     70              71
   5.500% due 02/01/14                                     55              55
XTO Energy, Inc.
   6.250% due 04/15/13                                    360             378
Yum! Brands, Inc.
   8.875% due 04/15/11                                    130             151
Zurich Capital Trust I (A)
   8.376% due 06/01/37                                  1,365           1,476
                                                                 ------------
                                                                      172,659
                                                                 ------------

International Debt - 3.2%
Abbey National PLC (f)
   (Step Up, 7.570%, 06/15/08)
   6.700% due 12/31/49                                    720             747
Aiful Corp. (A)
   4.450% due 02/16/10                                    100              96
   5.000% due 08/10/10                                    100              98
Alcan, Inc.
   5.750% due 06/01/35                                    670             630
Anadarko Finance Co.
   Series B
   7.500% due 05/01/31                                    315             379
Apache Finance Canada Corp.
   4.375% due 05/15/15                                    490             467
AXA SA
   8.600% due 12/15/30                                  1,165           1,516
Banque Centrale de Tunisie
   8.250% due 09/19/27                                    550             679
BNP Paribas (f)(p)
   5.186% due 12/31/49                                    800             769

                                                         Fixed Income I Fund  73

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
British Telecommunications PLC
   8.875% due 12/15/30                                    250             327
ChevronTexaco Capital Co.
   3.500% due 09/17/07                                    470             460
Chile Government International Bond
   5.625% due 07/23/07                                    420             425
China Development Bank
   5.000% due 10/15/15                                    100              97
Conoco Funding Co.
   6.350% due 10/15/11                                    775             829
Credit-Based Asset Servicing and Securitization
   CBO, Ltd. (E)(A)
   Series 2004-9A Class A1
   4.470% due 04/08/39                                  2,165           2,165
Crest, Ltd. (A)
   Series 2003-2A Class C2
   5.709% due 12/28/38                                  1,710           1,693
Deutsche Telekom International Finance BV
   8.500% due 06/15/10 (E)                                435             485
   5.250% due 07/22/13                                    155             153
   8.750% due 06/15/30 (E)                                125             155
Diageo Finance BV
   3.000% due 12/15/06                                    705             691
EnCana Corp.
   6.500% due 08/15/34                                     75              82
Equifirst Mortgage Loan Trust NIMs Notes (A)
   Series 2004-2 Class N1
   3.967% due 10/25/34                                    299             299
Export-Import Bank of China (N)(p)
   4.875% due 07/21/15                                    465             444
Export-Import Bank of Korea (A)
   4.125% due 02/10/09                                    255             247
First Franklin NIMs Trust (A)
   Series 2004-FF5 Class N1
   4.212% due 04/25/34                                      6               6
France Telecom SA
   7.750% due 03/01/11                                    235             262
G-Force CDO, Ltd. (A)
   Series 2003-1A Class CFX
   5.700% due 12/25/38                                    765             756
HBOS PLC (f)(p)
   5.920% due 09/29/49                                    100              99
Intelsat, Ltd.
   6.500% due 11/01/13                                    335             246
Korea Development Bank
   4.250% due 11/13/07                                    710             700
Korea Electric Power Corp. (A)
   5.125% due 04/23/34                                    125             123

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mexico Government International Bond
   8.375% due 01/14/11                                    655             745
   8.125% due 12/30/19                                    900           1,076
   8.300% due 08/15/31                                    500             613
   7.500% due 04/08/33                                  1,880           2,131
Mizuho Financial Group Cayman, Ltd. (A)
   5.790% due 04/15/14                                    315             323
Newcastle CDO I, Ltd. (A)
   Series 2004-4A Class 3FX
   5.110% due 03/24/39                                    845             802
Petroleum Export, Ltd. (p)
   5.265% due 06/15/11                                    100              99
Province of Quebec Canada
   6.125% due 01/22/11                                  1,260           1,332
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (A)
   5.298% due 09/30/20                                    125             122
Ras Laffan LNG III (p)
   5.838% due 09/30/27                                    250             245
Resona Bank, Ltd. (f)(p)
   5.850% due 09/29/49                                    375             362
Resona Preferred Global Securities Cayman, Ltd.
   (E)(f)(A)
   7.191% due 12/29/49                                    300             306
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                    200             230
Russia Government International Bond
   5.000% due 03/31/30                                  1,150           1,278
   5.000% due 03/31/30 (A)                                315             350
Santander Financial Issuances
   6.375% due 02/15/11                                    120             127
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    350             387
Scottish Power PLC
   5.375% due 03/15/15                                    705             693
Systems 2001 AT LLC (A)
   7.156% due 12/15/11                                    330             345
Teck Cominco, Ltd.
   6.125% due 10/01/35                                    700             657
Telecom Italia Capital SA
   4.000% due 01/15/10                                  1,375           1,307
   4.950% due 09/30/14                                    590             560
   5.250% due 10/01/15                                  5,105           4,914
Telefonica Europe BV
   7.750% due 09/15/10                                    750             827
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                    515             504

 74  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
TELUS Corp.
   8.000% due 06/01/11                                    775             871
Tengizchevroil Finance Co. (A)
   6.124% due 11/15/14                                    245             246
Tyco International Group SA
   6.375% due 10/15/11                                    355             373
   6.000% due 11/15/13                                    720             747
Vodafone Group PLC
   7.750% due 02/15/10                                    375             413
Wells Fargo Home Equity Trust (A)
   Series 2004-2N Class N1
   4.450% due 10/26/34                                     89              88
                                                                 ------------
                                                                       39,198
                                                                 ------------

Mortgage-Backed Securities - 49.5%
American Home Mortgage Investment Trust (E)
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    493             483
   Series 2005-2 Class 5A2
   4.188% due 09/25/35                                  1,389           1,389
   Series 2005-3 Class 3A2
   4.218% due 09/25/35                                  1,345           1,346
   Series 2005-4 Class 1A1
   4.328% due 11/25/45                                  1,699           1,699
Arcap Reit, Inc. (A)
   Series 2004-RR3 Class B
   5.040% due 09/21/45                                    420             403
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                    850             843
   Series 2004-4 Class A3
   4.128% due 07/10/42                                    580             562
   Series 2005-3 Class A4
   4.668% due 07/10/43                                  1,200           1,145
Banc of America Funding Corp. (E)
   Series 2005-D Class A1
   4.117% due 05/25/35                                    559             551
Bank of America Alternative Loan Trust (E)
   Series 2003-10 Class 2A2
   4.488% due 12/25/33                                    547             548
Bank of America Mortgage Securities
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                     53              54
   Series 2004-2 Class 5A1
   6.500% due 10/25/31                                    184             188

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2004-3 Class 4A
   4.913% due 07/25/34                                  1,150           1,116
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.431% due 05/25/35                                    963             967
Bear Stearns Commercial Mortgage Securities
   Series 2004-PWR Class A3
   4.565% due 07/11/42                                     35              34
   Series 2005-PWR Class A1
   4.386% due 02/11/41                                    815             806
Chaseflex Trust
   Series 2005-2 Class 4A2
   5.500% due 05/25/20                                  1,162           1,164
Commercial Mortgage Acceptance Corp.
   Series 1998-C2 Class A3
   6.040% due 09/15/30                                  3,715           3,809
Countrywide Alternative Loan Trust (E)
   Series 2005-56 Class 4A1
   4.348% due 11/25/35                                  1,794           1,794
   Series 2005-59 Class 1A1
   4.330% due 10/25/35                                  1,999           2,002
   Series 2005-J12 Class 2A1
   4.330% due 08/25/35                                  1,770           1,770
Countrywide Asset-Backed Certificates (E)
   Series 2005-IM1 Class A1
   4.168% due 07/25/35                                  1,402           1,402
Countrywide Home Loan Mortgage Pass Through
   Trust (E)
   Series 2003-42 Class 2A1
   3.960% due 10/25/33                                     50              50
   Series 2004-7 Class 5A2
   4.308% due 05/25/34                                    302             301
   Series 2005-3 Class 1A2
   4.328% due 04/25/35                                    170             170
   Series 2005-9 Class M6
   5.188% due 05/25/35                                    250             245
   Series 2005-R3 Class AF (A)
   4.438% due 09/25/35                                  1,665           1,665
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2003-C5 Class A1
   3.093% due 12/15/36                                  1,729           1,672
   Series 2005-C4 Class A3
   5.120% due 08/15/38                                    915             909

                                                         Fixed Income I Fund  75

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-C5 Class A3
   5.100% due 08/15/38                                  1,165           1,151
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                    634             650
Downey Savings & Loan Association Mortgage Loan
   Trust
   Series 2004-AR3 Class 1A1B (E)
   5.206% due 07/19/44                                    489             496
   Series 2005-AR6 Class 2A1A (E)
   4.287% due 10/19/45                                  1,689           1,689
Fannie Mae
   15 Year TBA (I)
   4.000%                                               4,975           4,714
   4.500%                                               7,160           6,923
   5.000%                                               8,160           8,048
   5.500%                                                 700             705
   30 Year TBA (I)
   4.500%                                               2,115           1,976
   5.000%                                              45,365          43,650
   5.500%                                              51,240          50,535
   6.000%                                              11,555          11,652
   6.500%                                               8,390           8,610
   7.200% due 2007                                        666             682
   7.000% due 2011                                         12              13
   8.000% due 2011                                          8               8
   5.500% due 2013                                         17              17
   6.500% due 2013                                         65              67
   6.500% due 2015                                         40              41
   7.000% due 2015                                         13              14
   6.000% due 2016                                        335             344
   6.500% due 2016                                         45              46
   5.000% due 2017                                        303             299
   5.500% due 2017                                         26              26
   6.000% due 2017                                      5,575           5,703
   6.500% due 2017                                        474             489
   7.500% due 2017                                          1               1
   9.000% due 2017                                          3               3
   4.500% due 2018                                      9,910           9,600
   5.000% due 2018                                      8,395           8,289
   5.500% due 2018                                        659             664
   6.000% due 2018                                        292             298
   6.500% due 2018                                        478             492
   8.500% due 2018                                          5               5
   4.500% due 2019                                      1,007             975
   5.000% due 2019                                     11,609          11,455
   6.500% due 2019                                        238             247
   4.500% due 2020                                        961             929
   5.000% due 2020                                     11,798          11,642
   6.500% due 2020                                         88              91
   8.000% due 2024                                        185             198

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   8.500% due 2024                                         29              31
   9.000% due 2024                                          9              10
   7.000% due 2025                                         35              37
   8.000% due 2025                                          4               5
   8.500% due 2025                                         39              43
   7.000% due 2026                                         36              38
   9.000% due 2026                                          6               7
   7.000% due 2027                                         10              10
   9.000% due 2027                                          2               3
   6.500% due 2028                                        693             716
   6.500% due 2029                                      1,453           1,496
   7.000% due 2029                                        223             234
   6.500% due 2030                                         13              14
   8.000% due 2030                                        237             253
   6.500% due 2031                                        291             300
   8.000% due 2031                                        233             250
   5.500% due 2032                                         89              88
   6.000% due 2032                                      2,267           2,288
   6.500% due 2032                                      1,584           1,630
   7.000% due 2032                                      1,132           1,182
   8.000% due 2032                                         10              11
   4.500% due 2033                                      1,159           1,086
   5.000% due 2033                                      6,820           6,586
   5.500% due 2033                                     18,100          17,887
   6.000% due 2033                                        634             640
   6.500% due 2033                                        872             896
   4.500% due 2034                                      1,176           1,100
   5.000% due 2034                                     10,973          10,595
   5.500% due 2034                                     35,764          35,316
   6.000% due 2034                                     10,700          10,796
   6.500% due 2034                                        974           1,000
   1.178% due 2035 (E)                                    700             722
   2.124% due 2035 (E)                                  1,000           1,030
   3.035% due 2035 (E)                                  1,699           1,727
   4.500% due 2035                                      2,951           2,758
   4.590% due 2035 (E)                                  1,385           1,373
   5.000% due 2035                                     17,029          16,396
   5.500% due 2035                                     60,480          59,689
   6.000% due 2035                                      8,414           8,490
   6.500% due 2035                                        633             649
   Series 1992-158 Class ZZ
   7.750% due 08/25/22                                    389             416
   Series 1993-134 Class H
   6.500% due 08/25/08                                  1,420           1,446
   Series 1997-81 Class PC
   5.000% due 04/18/27                                     12              12
   Series 2004-27 Class JC
   5.000% due 05/25/34                                     35              35
Fannie Mae Grantor Trust
   Series 2001-T6 Class B
   6.088% due 05/25/11                                  1,810           1,908

 76  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2002-T13 Class A1 (E)
   4.138% due 08/25/32                                      9               9
   Series 2002-T5 Class A1 (E)
   4.158% due 05/25/32                                    520             520
   Series 2005-T2 Class 1A1 (E)
   3.712% due 11/28/35                                    164             164
   Series 2005-T3 Class A1A (E)
   4.078% due 07/25/35                                  4,365           4,365
Fannie Mae Whole Loan
   Series 2002-W2 Class AV1 (E)
   4.298% due 06/25/32                                    299             299
   Series 2003-W16 Class AV1 (E)
   4.188% due 11/25/33                                    333             333
   Series 2004-W2 Class 5AF (E)
   4.388% due 03/25/44                                    916             916
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2004-H01 Class A1
   2.614% due 07/15/11                                    762             755
Freddie Mac
   15 Year TBA (I)
   5.000%                                               4,000           3,945
   30 Year TBA (I)
   5.000%                                              22,395          21,541
   5.500%                                              16,215          16,002
   6.000%                                               4,305           4,347
   8.000% due 2009                                         10              10
   7.000% due 2010                                         48              50
   8.000% due 2010                                          2               2
   6.000% due 2011                                         30              30
   12.000% due 2014                                        30              32
   6.000% due 2016                                        562             574
   9.000% due 2016                                        103             110
   6.000% due 2017                                        511             521
   4.500% due 2018                                      1,296           1,256
   5.000% due 2018                                        853             842
   4.500% due 2019                                      1,158           1,122
   5.000% due 2019                                        432             426
   5.500% due 2019                                      1,707           1,718
   6.500% due 2025                                         23              24
   8.000% due 2025                                         15              16
   9.000% due 2025                                          4               4
   9.000% due 2026                                          1               2
   5.496% due 2027 (E)                                     75              78
   6.500% due 2027                                          3               3
   6.500% due 2028                                        232             239
   6.500% due 2029                                        501             516
   5.638% due 2030 (E)                                      9              10
   6.000% due 2031                                         20              20
   6.500% due 2031                                        909             934
   6.500% due 2032                                        522             536

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   7.000% due 2032                                        428             447
   7.500% due 2032                                        133             141
   5.000% due 2033                                        659             637
   5.500% due 2033                                        640             633
   6.000% due 2033                                        371             375
   4.500% due 2034                                        159             149
   6.000% due 2034                                      3,493           3,529
   Series 1993-160 Class I
   Interest Only STRIP
   6.500% due 11/15/08                                    184              11
   Series 1998-210 Class ZM
   6.000% due 12/15/28                                    878             890
   Series 2000-226 Class F (E)
   4.420% due 11/15/30                                     19              19
   Series 2003-263 Class YH
   3.500% due 08/15/22                                  1,190           1,180
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                    443              77
Freddie Mac Gold
   7.000% due 2008                                         19              20
   6.000% due 2010                                         55              56
   7.000% due 2010                                         69              71
   8.000% due 2010                                         24              25
   6.000% due 2011                                        222             227
   7.000% due 2011                                         14              14
   6.000% due 2012                                          5               5
   6.000% due 2013                                         37              37
   5.500% due 2020                                      2,043           2,055
   8.000% due 2025                                         24              26
   8.500% due 2027                                         95             103
   6.500% due 2028                                         36              37
   6.500% due 2032                                        340             349
   5.500% due 2033                                      5,510           5,448
   6.000% due 2033                                        361             365
   5.000% due 2034                                      2,841           2,743
   5.500% due 2034                                        942             931
   6.500% due 2034                                         82              84
   5.000% due 2035                                        499             480
   5.500% due 2035                                      1,528           1,509
G-Force LLC (A)
   4.830% due 09/22/13                                  1,670           1,626
GE Capital Commercial Mortgage Corp.
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                    680             669
   Series 2005-C1 Class A5
   4.772% due 06/10/48                                    400             385

                                                         Fixed Income I Fund  77

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ginnie Mae I
   30 Year TBA (I)
   5.000%                                               7,345           7,164
   5.500%                                               1,200           1,198
   6.000%                                               9,800           9,975
   6.500% due 2008                                          8               8
   6.500% due 2009                                         52              53
   6.500% due 2010                                          9               9
   7.000% due 2011                                         17              18
   9.500% due 2016                                          6               6
   8.000% due 2017                                         11              12
   10.500% due 2020                                        61              69
   8.000% due 2022                                         29              31
   8.500% due 2022                                          2               3
   8.500% due 2024                                         14              15
   8.000% due 2025                                         54              58
   8.000% due 2026                                        179             191
   8.000% due 2029                                         91              97
   8.500% due 2029                                         52              56
   8.000% due 2030                                        134             143
   8.500% due 2030                                         17              18
   7.000% due 2031                                        339             356
   6.000% due 2032                                         16              16
   7.000% due 2032                                        133             141
   5.000% due 2033                                      1,258           1,230
   7.000% due 2033                                         19              21
   6.000% due 2034                                        742             755
Ginnie Mae II
   4.125% due 2027 (E)                                     74              74
   3.500% due 2030 (E)                                    332             333
   4.375% due 2030 (E)                                     56              56
   7.500% due 2032                                         33              35
   4.500% due 2035                                        817             769
GMAC Commercial Mortgage Securities, Inc.
   Series 2005-C1 Class A2
   4.471% due 05/10/43                                    465             453
Government National Mortgage Association
   Series 2002-61 Class BA
   4.648% due 03/16/26                                    844             835
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                    570             571
   Series 2005-GG3 Class A1
   3.919% due 08/10/42                                    896             880
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                    695             698
GS Mortgage Securities Corp. II
   Series 1998-C1 Class A2
   6.620% due 10/18/30                                  1,453           1,503
   Series 2005-GG4 Class AABA
   4.680% due 07/10/39                                    600             581

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GSAMP Mortgage Loan Trust (E)(A)
   Series 2004-4 Class 1AF
   4.438% due 06/25/34                                  1,626           1,631
Harborview Mortgage Loan Trust (E)
   Series 2004-4 Class 3A
   2.975% due 06/19/34                                  2,818           2,760
Impac CMB Trust
   Series 2004-2 Class A2
   4.288% due 04/25/34                                    259             259
   Series 2004-3 Class 1A (E)
   4.288% due 06/25/34                                    292             292
Impac Secured Assets CMN Owner Trust (E)
   Series 2004-3 Class 1A1
   4.238% due 11/25/34                                    100             100
IndyMac Index Mortgage Loan Trust
   Series 2005-AR2 Class 4A1
   5.509% due 11/25/35                                  1,694           1,697
IndyMac Loan Trust
   Series 2003-L1 Class A1 (A)
   4.418% due 11/25/08                                    109             109
   Series 2004-L1 Class A1 (A)
   4.318% due 07/25/09                                    621             621
   Series 2005-L1 Class A (E)
   4.238% due 06/25/10                                  1,659           1,661
   Series 2005-L2 Class A1 (E)
   4.258% due 01/25/11                                  1,809           1,811
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2003-CB7 Class A3
   4.449% due 01/12/38                                    940             910
   Series 2004-C3 Class A4
   4.657% due 01/15/42                                  1,120           1,084
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                    722             701
   Series 2005-CB1 Class A1
   4.520% due 08/12/37                                  1,243           1,231
   Series 2005-CB1 Class A4
   4.895% due 09/12/37                                     80              78
   Series 2005-FL1 Class A1 (E)(A)
   4.080% due 02/15/19                                  2,061           2,051
   Series 2005-LDP Class A1
   4.116% due 03/15/46                                    654             644
   Series 2005-LDP Class A3
   4.959% due 08/15/42                                    690             678

 78  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-LDP Class A4
   4.918% due 10/15/42                                  1,885           1,830
JP Morgan Mortgage Trust
   Series 2005-A2 Class 3A1
   4.920% due 04/25/35                                  1,569           1,557
   Series 2005-A3 Class 6A1
   4.926% due 06/25/35                                  2,185           2,164
   Series 2005-A4 Class 1A1
   5.415% due 07/25/35                                    836             829
   Series 2005-A4 Class 3A1
   5.190% due 07/25/35                                  1,287           1,275
   Series 2005-A6 Class 2A2
   4.987% due 08/25/35                                  1,436           1,427
   Series 2005-ALT Class 3A1
   5.500% due 10/25/35                                  1,572           1,569
   Series 2005-S2 Class 2A15
   6.000% due 09/25/35                                  2,086           2,087
LB-UBS Commercial Mortgage Trust
   Series 2001-C3 Class A1
   6.058% due 06/15/20                                    569             581
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                    628             603
   Series 2004-C2 Class A1
   2.946% due 03/15/29                                  1,550           1,475
   Series 2004-C4 Class A3
   4.985% due 06/15/29                                  1,180           1,182
   Series 2005-C3 Class A5
   4.739% due 07/15/30                                    340             327
   Series 2005-C3 Class AAB
   4.664% due 07/15/30                                    400             387
Mach One Trust Commercial Mortgage-Backed (A)
   Series 2004-1A Class A3
   5.220% due 05/28/40                                  1,350           1,334
Mastr Reperforming Loan Trust (A)
   Series 2005-1 Class 1A1
   6.000% due 08/25/34                                    871             877
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A7 Class 2A1
   5.406% due 09/25/35                                  1,529           1,517
Merrill Lynch Mortgage Trust
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                    790             772
   Series 2005-MKB Class A1
   4.446% due 09/12/42                                  1,101           1,089
   Series 2005-MKB Class A4
   5.204% due 09/12/42                                    555             551
Morgan Stanley Capital I
   Series 2004-HQ3 Class A1
   3.100% due 01/13/41                                  1,106           1,067
   Series 2004-RR2 Class A2 (A)
   5.450% due 10/28/33                                  1,370           1,371
   Series 2005-HQ5 Class A4
   5.168% due 01/14/42                                    880             872

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-HQ6 Class A4A
   4.989% due 08/13/42                                    820             801
   Series 2005-IQ9 Class A1
   3.990% due 07/15/56                                    714             702
   Series 2005-T17 Class A5
   4.780% due 12/13/41                                    250             241
Morgan Stanley Dean Witter Capital I
   Series 2001-TOP Class A3
   6.200% due 07/15/33                                    845             869
Mortgage Capital Funding, Inc.
   Series 1998-MC2 Class A2
   6.423% due 06/18/30                                  1,923           1,977
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.590% due 03/15/30                                    785             813
Novastar NIMs Trust (A)
   Series 2005-N1 Class NOTE
   4.777% due 10/26/35                                    294             294
Prime Mortgage Trust
   Series 2004-CL1 Class 1A2
   4.438% due 02/25/34                                    139             139
   Series 2004-CL1 Class 2A2
   4.438% due 02/25/19                                     35              35
Residential Accredit Loans, Inc.
   Series 2005-QA8 Class NB3
   5.527% due 07/25/35                                    646             645
   Series 2005-QO3 Class A1 (E)
   4.470% due 10/25/45                                  1,800           1,803
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   4.488% due 02/25/34                                    982             984
Residential Funding Mortgage
   Sec I (E)
   Series 2003-S5 Class 1A2
   4.488% due 11/25/18                                    476             478
Salomon Brothers Mortgage Securities VII
   Series 2003-UP2 Class A1
   4.000% due 12/25/18                                    593             569
Small Business Administration
   Series 1999-P10 Class 1
   7.540% due 08/10/09                                    414             440
Small Business Administration Participation
   Certificates
   Series 2003-20I Class 1
   5.130% due 09/01/23                                     89              89

                                                         Fixed Income I Fund  79

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan Trust
   (E)
   Series 2005-19X Class 1A1
   4.358% due 10/25/35                                  1,658           1,659
Structured Asset Securities Corp.
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                  1,230           1,205
Wachovia Bank Commercial Mortgage Trust
   Series 2003-C9 Class A1
   3.291% due 12/15/35                                  1,335           1,291
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                  1,195           1,164
   Series 2005-C17 Class A1
   4.430% due 03/15/42                                  2,845           2,816
Washington Mutual, Inc.
   Series 2004-AR1 Class A1B1
   4.165% due 11/25/34                                    739             739
   Series 2005-AR1 Class 1A1
   4.845% due 10/25/35                                    687             682
   Series 2005-AR1 Class 2A1 (E)
   5.073% due 09/25/35                                  1,297           1,282
   Series 2005-AR1 Class A1A1 (E)
   4.328% due 10/25/45                                  2,000           2,000
   Series 2005-AR1 Class A1A2 (E)
   4.446% due 11/25/45                                  1,700           1,700
   Series 2005-AR6 Class B3 (E)
   4.698% due 04/25/45                                    475             475
Wells Fargo Mortgage Backed Securities Trust (E)
   Series 2005-AR1 Class 7A1
   5.264% due 10/25/35                                  1,230           1,211
                                                                 ------------
                                                                      601,942
                                                                 ------------

Municipal Bonds - 0.3%
City of New York New York General Obligation
   Unlimited, weekly demand
   5.000% due 03/01/30                                    100             102
Golden State Tobacco Securitization Corp.
   Revenue Bonds, weekly demand
   6.250% due 06/01/33                                    650             713
Liberty Development Corp.
   Revenue Bonds
   5.250% due 10/01/35                                    230             252
Metropolitan Pier & Exposition Authority Revenue
   Bonds (u)
   Zero coupon due 12/15/34                             6,200           1,459
New York State Environmental Facilities Corp.
   Revenue Bonds, weekly demand
   5.000% due 07/15/33                                    100             103

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
State of Texas General Obligation Unlimited,
   weekly demand
   4.750% due 04/01/35                                    300             301
Tobacco Settlement Financing Corp. Revenue Bonds
   6.125% due 06/01/24                                    150             167
   6.750% due 06/01/39                                    700             804
                                                                 ------------
                                                                        3,901
                                                                 ------------

Non-US Bonds - 0.4%
Canadian Government Bond
   4.000% due 12/01/31        CAD                         388             498
   3.000% due 12/01/36        CAD                         104             116
France Government Bond OAT
   3.000% due 07/25/09        EUR                       1,760           2,281
General Motors Corp.
   8.375% due 07/05/33        EUR                          70              62
Poland Government Bond
   6.000% due 05/24/09        PLN                       2,400             746
Queensland Treasury Corp.
   6.000% due 06/14/11       AUD                        1,070             817
                                                                 ------------
                                                                        4,520
                                                                 ------------

United States Government Agencies - 5.7%
Fannie Mae
   3.550% due 01/12/07                                  4,260           4,208
   3.375% due 05/15/07                                  3,480           3,416
   6.625% due 10/15/07                                  1,595           1,653
   2.500% due 06/15/08 (N)                              4,620           4,372
   4.500% due 10/15/08                                  5,100           5,071
   3.250% due 02/15/09                                    585             560
   4.250% due 05/15/09                                  4,190           4,132
   3.875% due 02/15/10                                  1,495           1,446
   4.750% due 04/19/10                                  2,950           2,915
   4.375% due 03/15/13 (N)                              1,025             993
   5.250% due 03/24/15                                    495             488
   5.000% due 04/26/17                                    945             907
   6.625% due 11/15/30                                    630             758
   6.210% due 08/06/38                                    420             486
   Zero coupon due 07/05/14                             2,280           1,487
Federal Home Loan Bank System
   4.875% due 05/15/07                                  2,240           2,248
   4.125% due 10/19/07                                  3,240           3,208
   3.250% due 12/17/07                                  3,795           3,687
   5.250% due 06/18/14                                    105             108
   5.125% due 08/15/19                                    330             328

 80  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Financing Corp.
   Principal Only STRIP
   Zero coupon due 05/11/16                               140              82
   Zero coupon due 06/06/16                               410             240
   Zero coupon due 12/27/16                               490             278
   Zero coupon due 10/06/17                               800             441
   Zero coupon due 11/30/17                               875             478
   Zero coupon due 08/03/18                               825             434
   Zero coupon due 11/02/18                               835             434
   Zero coupon due 04/05/19                             1,200             608
   Zero coupon due 09/26/19                             1,075             531
Freddie Mac
   3.750% due 11/15/06                                  2,480           2,459
   4.375% due 11/16/07                                  1,905           1,896
   4.250% due 07/15/09                                  3,555           3,631
   6.625% due 09/15/09                                  2,985           3,180
   4.000% due 12/15/09                                  1,505           1,464
   4.500% due 11/15/11                                    870             851
   5.750% due 01/15/12                                  3,715           3,887
   5.125% due 07/15/12                                  1,170           1,187
   5.050% due 01/26/15                                  1,155           1,142
   4.750% due 11/17/15                                  1,775           1,745
   6.750% due 09/15/29                                  1,620           1,965
                                                                 ------------
                                                                       69,404
                                                                 ------------

United States Government Treasuries - 18.4%
United States Treasury Inflation Indexed Bonds
   0.875% due 04/15/10                                  2,622           2,520
   2.000% due 07/15/14                                  6,146           6,162
   1.625% due 01/15/15                                     51              50
   1.875% due 07/15/15                                  2,776           2,748
   2.375% due 01/15/25                                  4,438           4,618
   3.875% due 04/15/29                                    263             349
United States Treasury Notes
   2.875% due 11/30/06                                  8,170           8,041
   3.750% due 03/31/07                                    500             496
   3.125% due 05/15/07                                  8,805           8,641
   4.375% due 05/15/07                                  4,875           4,874
   6.625% due 05/15/07                                    965             998
   3.625% due 06/30/07 (N)                              8,980           8,869
   3.250% due 08/15/07                                    460             451
   6.125% due 08/15/07                                  3,295           3,393
   3.000% due 02/15/08                                  3,950           3,830
   3.750% due 05/15/08                                  6,120           6,023
   3.125% due 09/15/08                                  8,390           8,100
   3.375% due 12/15/08                                 14,655          14,206
   4.000% due 06/15/09                                    815             803
   3.625% due 07/15/09                                  2,875           2,795
   3.375% due 09/15/09                                  2,420           2,329
   3.500% due 12/15/09                                  1,145           1,104
   3.625% due 01/15/10                                  2,960           2,865
   4.000% due 03/15/10                                  3,735           3,666

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.000% due 04/15/10                                  1,170           1,148
   3.875% due 05/15/10 (N)                             10,625          10,365
   3.625% due 06/15/10                                  1,340           1,293
   3.875% due 09/15/10                                  3,750           3,652
   4.250% due 10/15/10                                    810             803
   5.000% due 02/15/11                                  1,205           1,235
   13.875% due 05/15/11                                 3,365           3,535
   5.000% due 08/15/11                                  4,880           5,007
   14.000% due 11/15/11                                 1,590           1,744
   4.875% due 02/15/12                                  3,260           3,325
   10.375% due 11/15/12                                 2,840           3,167
   3.875% due 02/15/13                                  3,810           3,657
   4.250% due 08/15/13                                    315             309
   4.250% due 11/15/13                                  1,205           1,180
   4.750% due 05/15/14                                  6,756           6,840
   4.250% due 11/15/14                                    360             351
   4.250% due 08/15/15                                  1,100           1,073
   9.250% due 02/15/16                                  1,825           2,506
   7.250% due 05/15/16                                  2,270           2,755
   7.500% due 11/15/16                                  1,925           2,389
   8.750% due 05/15/17                                  2,460           3,341
   8.875% due 08/15/17                                  2,180           2,995
   8.125% due 08/15/19                                  4,285           5,722
   7.875% due 02/15/21 (N)                              1,000           1,329
   8.125% due 05/15/21 (N)                                500             680
   8.125% due 08/15/21                                  4,890           6,664
   7.125% due 02/15/23                                  8,110          10,275
   6.000% due 02/15/26                                  9,635          11,076
   6.125% due 11/15/27                                  2,945           3,460
   6.125% due 08/15/29                                  6,385           7,568
   6.250% due 05/15/30                                  2,920           3,528
   5.375% due 02/15/31                                 10,270          11,201
United States Treasury
   Principal Only STRIP
   Zero coupon due 11/15/09                                90              75
   Zero coupon due 11/15/21                             4,835           2,217
                                                                 ------------
                                                                      224,396
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $1,214,800)                                                   1,200,223
                                                                 ------------

PREFERRED STOCKS - 0.2%
Auto and Transportation - 0.0%
General Motors Corp.                                   16,500             271
                                                                 ------------

Financial Services - 0.2%
DG Funding Trust (A)                                       94           1,007

                                                         Fixed Income I Fund  81

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fannie Mae                                              6,200             339
                                                                 ------------
                                                                        1,346
                                                                 ------------
TOTAL PREFERRED STOCKS
(cost $1,597)                                                           1,617
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                     ($)
                                                 ------------
-----------------------------------------------------------------------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Euribor Futures
   Dec 2005 92.00 (EUR) Put (48)                       13,231              --
   Dec 2005 93.25 (EUR) Put (8)                         1,556              --
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $1)                                                                  --
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 18.3%
Abbey National NA LLC (c)(z)
   3.610% due 11/07/05                                  1,800           1,799
ASB Bank Ltd. (z)(p)
   4.085% due 01/18/06                                  4,000           3,959
Bank of Ireland Governor & Co. (c)(z)
   3.640% due 11/08/05                                  1,800           1,799
Barclays US Funding, LLC (c)(z)
   3.690% due 11/14/05                                  1,700           1,698
   3.655% due 11/28/05                                  2,100           2,094
Capital Auto Receivables Asset Trust (E)(A)
   Series 2005-1 Class A1
   3.980% due 06/15/06                                      4               4
Citigroup, Inc.
   5.750% due 05/10/06                                    790             795
Countrywide Home Loans, Inc.
   Series MTNJ
   5.500% due 08/01/06                                  1,300           1,308
Danske Corp. (z)
   4.030% due 02/06/06                                  1,700           1,676
Dexia Delaware (c)(z)
   3.610% due 11/01/05                                  3,700           3,700
   3.655% due 11/08/05                                  1,800           1,799
DNB Nor Bank ASA (c)(z)
   3.525% due 11/07/05                                    300             300
Duke Capital Corp.
   4.302% due 05/18/06                                    165             165

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Fannie Mae
   6.000% due 12/15/05                                  1,700           1,703
   5.500% due 02/15/06                                  1,700           1,706
   3.799% due 09/22/06 (E)(N)                             900             899
Federal Home Loan Bank System
   2.500% due 12/15/05                                  1,800           1,796
Federal National Mortgage Association Discount
   Notes (c)(z)(sec.)
   3.530% due 12/05/05                                     25              25
   3.590% due 12/05/05                                     30              30
   3.600% due 12/05/05                                    100             100
   3.640% due 12/05/05                                     30              30
   Zero coupon due 12/05/05                               225             224
Ford Motor Credit Co.
   6.875% due 02/01/06                                    600             600
Frank Russell Investment Company Money Market
   Fund                                           139,044,183         139,044
General Motors Acceptance Corp.
   4.677% due 05/18/06 (E)                                400             398
   6.125% due 09/15/06                                  1,000             997
Goldman Sachs Group, Inc.
   Series MTNB
   4.129% due 08/01/06                                  1,100           1,101
HBOS Treasury Services, PLC (c)(z)
   3.645% due 11/07/05                                  1,800           1,799
   3.750% due 12/01/05                                  2,900           2,891
Nordea North America, Inc. (z)
   3.625% due 11/08/05 (c)                              1,800           1,799
   4.075% due 01/20/06                                  2,700           2,672
Rabobank USA Financial Corp. (c)(z)
   3.610% due 11/09/05                                  1,800           1,799
   3.860% due 12/23/05                                  6,400           6,364
Skandinaviska Enskilda Banken (z)(p)
   3.985% due 01/05/06                                  1,800           1,782
Societe Generale (c)(z)
   3.760% due 12/02/05                                  2,500           2,492
   3.780% due 12/22/05                                  1,100           1,094
   3.790% due 12/28/05                                  2,100           2,087
Societe Generale NA (z)
   3.960% due 01/27/06                                  1,400           1,381
Swedbank Forenings (z)
   3.910% due 12/22/05 (c)                              1,600           1,591
   4.075% due 01/20/06                                  5,400           5,344
Treasury Bank NA (E)
   Series CD
   3.853% due 11/23/05                                  1,700           1,700

 82  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
UBS Financial Del, LLC (z)
   3.635% due 11/07/05 (c)                              1,800           1,799
   3.585% due 11/21/05 (c)                              3,400           3,393
   3.590% due 11/21/05 (c)                              2,600           2,595
   3.970% due 01/30/06                                  1,100           1,085
United States Treasury Bills (z)(sec.)
   3.372% due 12/01/05 (c)                                590             588
   3.500% due 12/01/05 (c)                                450             449
   3.363% due 12/08/05 (c)                                400             399
   3.670% due 03/16/06                                     75              74
United States Treasury Notes
   2.500% due 10/31/06                                  7,960           7,816
US Bank NA
   Series BKNT
   5.625% due 11/30/05                                    560             561
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $223,459)                                                       223,303
                                                                 ------------

OTHER SECURITIES - 5.1%
Frank Russell Investment Company Money Market
   Fund (X)                                        20,419,395          20,419
State Street Securities Lending Quality Trust
   (X)                                             41,837,411          41,838
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $62,257)                                                         62,257
                                                                 ------------

TOTAL INVESTMENTS - 122.2%
(identified cost $1,502,114)                                        1,487,400

OTHER ASSETS AND LIABILITIES,
NET - (22.2%)                                                        (270,078)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,217,322
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                         Fixed Income I Fund  83

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
10 Year Interest Rate Swap Futures
   expiration date 12/05 (35)                               3,747               (114)
Eurodollar Futures
   expiration date 03/06 (173)                             41,202               (171)
   expiration date 06/06 (149)                             35,453               (161)
   expiration date 09/06 (68)                              16,176                (42)
   expiration date 12/06 (115)                             27,359                (52)
   expiration date 06/07 (79)                              18,797                (30)
   expiration date 03/07 (138)                             32,839                (38)
   expiration date 09/07 (30)                               7,137                (15)

United States Treasury Bonds
   expiration date 12/05 (45)                               5,039               (177)

United States Treasury 2 Year Notes
   expiration date 12/05 (123)                             25,240               (134)

United States Treasury 5 Year Notes
   expiration date 12/05 (737)                             78,041             (1,394)
United States Treasury 10 Year Notes
   expiration date 12/05 (61)                               6,616               (109)
Short Positions
United States Treasury Bonds
   expiration date 12/05 (138)                             15,452                615
United States Treasury 5 Year Notes
   expiration date 09/05 (21)                               2,224                 33

United States Treasury 10 Year Notes
   expiration date 12/05 (172)                             18,654                471
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                 (1,318)
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (7)                                   1,663                 (5)
   Dec 2006 95.25 Put (87)                                 20,717                (80)

United States Treasury Notes
   5 Year Futures
   Nov 2005 108.00 Call (14)                                1,512                 --
   Nov 2005 108.50 Call (4)                                   434                 --
   Nov 2005 109.00 Call (30)                                3,270                 (1)
   Nov 2005 106.00 Put (14)                                 1,484                 (6)
   Nov 2005 107.00 Put (15)                                 1,605                (17)

United States Treasury Notes
   10 Year Futures
   Nov 2005 113.00 Call (16)                                1,808                 --
   Nov 2005 114.00 Call (18)                                2,052                 --
   Nov 2005 108.00 Put (9)                                    972                 (3)
   Nov 2005 111.00 Put (18)                                 1,998                (46)
   Nov 2005 109.00 Put (40)                                 4,360                (32)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $122)                                                     (190)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 84  Fixed Income I Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             817      AUD         1,089    11/08/05                 (3)
USD             424      CAD           519    11/08/05                 15
USD             896      CAD         1,063    11/08/05                  4
USD             438      CAD           519    02/08/06                  2
USD           2,300      EUR         1,902    11/08/05                (19)
USD           2,451      EUR         2,055    11/08/05                 13
USD           5,395      EUR         4,414    11/08/05               (103)
USD           7,133      EUR         5,959    11/08/05                 12
USD             885      EUR           730    12/16/05                 (8)
USD             914      EUR           750    12/16/05                (13)
USD           2,284      EUR         1,902    02/08/06                  8
USD           2,769      EUR         2,289    02/08/06                (10)
USD           3,269      JPY       371,639    12/01/05                (65)
USD             784      PLN         2,556    11/08/05                (11)
AUD           1,089      USD           821    11/08/05                  7
AUD           1,089      USD           814    02/08/06                  3
CAD             519      USD           437    11/08/05                 (2)
CAD           1,063      USD           874    11/08/05                (26)
CAD             101      USD            86    11/21/05                 --
CAD           1,063      USD           899    02/08/06                 (4)
EUR           1,902      USD         2,272    11/08/05                 (8)
EUR           1,949      USD         2,347    11/08/05                 10
EUR           2,125      USD         2,569    11/08/05                 21
EUR           2,290      USD         2,755    11/08/05                 10
EUR           5,959      USD         7,206    11/08/05                 61
EUR           5,959      USD         7,170    02/08/06                (11)
PLN           2,556      USD           747    11/08/05                (26)
PLN           2,556      USD           784    02/08/06                 11
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (132)
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                         Fixed Income I Fund  85

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME I FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

INTEREST RATE SWAPS CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
        COUNTER               NOTIONAL                                                    TERMINATION           VALUE
         PARTY                 AMOUNT          FUND RECEIVES          FUND PAYS               DATE                $
-----------------------   -----------------   ----------------   --------------------   ----------------   ----------------
Barclays                    GBP       6,200   5.000%             Six Month LIBOR            06/15/07                     37
Barclays                    USD       2,900   4.000%             Three Month LIBOR          12/15/07                    (45)
Barclays                    USD       4,000   4.000%             Three Month LIBOR          12/15/10                   (162)
                                                                 Consumer Price Index
BNP Paribas                 EUR       1,200   2.090%             (France)                   10/15/10                     --
Goldman                     USD         100   4.000%             Three Month LIBOR          12/15/10                     (4)
Goldman                     USD         100   5.000%             Three Month LIBOR          12/15/15                     --
Lehman                      GBP       3,300   4.500%             Six Month LIBOR            09/20/09                    (24)
Merrill Lynch               USD       7,800   4.000%             Three Month LIBOR          12/15/07                   (123)
Merrill Lynch               GBP       5,700   4.500%             Six Month LIBOR            09/20/09                    (41)
Morgan Stanley              USD       1,000   4.000%             Three Month LIBOR          12/15/10                    (40)
                                                                                                           ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($232)                              (402)
                                                                                                           ================

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       6.9
Corporate Bonds and Notes                                    14.2
International Debt                                            3.2
Mortgage-Backed Securities                                   49.5
Municipal Bonds                                               0.3
Non-US Bonds                                                  0.4
United States Government Agencies                             5.7
United States Government Treasuries                          18.4
Preferred Stocks                                              0.2
Options Purchased                                              --*
Short-Term Investments                                       18.3
Other Securities                                              5.1
                                                  ---------------
Total Investments                                           122.2
Other Assets and Liabilities, Net                           (22.2)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.2)
Options Written                                               (--*)
Foreign Currency Exchange Contracts                           (--*)
Interest Rate Swap Contracts                                  (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 86  Fixed Income I Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                                                    LEHMAN BROTHERS AGGREGATE
                                                                    FIXED III - CLASS I                       BOND**
                                                                    -------------------             -------------------------
*                                                                          10000                              10000
1996                                                                       10685                              10585
1997                                                                       11671                              11526
1998                                                                       12472                              12602
1999                                                                       12677                              12669
2000                                                                       13478                              13594
2001                                                                       15197                              15573
2002                                                                       15779                              16490
2003                                                                       17242                              17299
2004                                                                       18274                              18256
2005                                                                       18575                              18463

Fixed Income III Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.65%
5 Years                                6.63%sec.
10 Years                               6.39%sec.

Fixed Income III Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.37%
5 Years                                6.36%sec.
10 Years                               6.22%sec.

Fixed Income III - Class Y++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.67%
5 Years                            6.63%sec.
10 Years                           6.39%sec.

Lehman Brothers Aggregate Bond Index **
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 1.13%
5 Years                                6.31%sec.
10 Years                               6.32%sec.

 88  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Fixed Income III Fund Class I, Class E and Class Y gained 1.65%, 1.37% and 1.67%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 1.13% during the same period. Class I, Class E and Class Y performance is net of operating expenses of 0.69%, 0.93% and 0.64%, respectively. Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) BBB Rated Fixed Income Funds Average returned 1.22%. For the same period, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 0.81%. These returns serve as peer comparisons and are expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Rising interest rates negatively impacted nominal returns, but helped the Fund's money managers to achieve excess returns relative to benchmark. The money managers positioned their portfolios to be underweight in short and intermediate maturity bonds, which contributed positively to Fund performance. Rising interest rates during the fiscal year pushed the yields of short and intermediate maturity bonds higher than the yields of longer-term maturity bonds. Yields for longer-term maturity bonds were held lower in part by strong demand for U.S. Treasury securities by Asian central banks. Given the inverse relationship between yields and prices, short and intermediate maturity bonds had lower returns than longer-term maturity bonds during the fiscal year.

The credit downgrade in the bond ratings of auto manufacturers in the spring and early summer had a minimal impact on the Fund, as the Fund's money managers added value through security selection. Small exposures to emerging market and high yield sectors also contributed positively to Fund performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The primary contributors to excess returns included the Fund's short duration positioning on the expectation that interest rates would rise and bond prices fall. In addition, the Fund's money managers held small exposures to the high yield and emerging market debt sectors, two sectors that outperformed during the fiscal year. A smaller exposure to investment grade corporates also helped Fund performance in the second half of the fiscal year, as credit downgrades within the auto sector impacted sentiment and pricing for the entire investment grade corporate sector. Non-dollar bonds were an additional source of value, primarily in the spring when interest rates fell by a greater amount in Europe than in the U.S. Finally, the Fund's positioning in mortgages also contributed positively to Fund performance. Specifically, the Fund was underweight in mortgages in the summer, when prices of the bonds declined relative to equivalent Treasuries.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Delaware Management Company continued to provide the best returns over the fiscal year. Delaware was rewarded for its view that high yield and emerging market debt would continue to do well. Delaware maintained a significant weight to those non-benchmark sectors. In addition, Delaware added value through security selection within those sectors. Morgan Stanley Investment Management, Inc. outperformed through its duration strategies. Having forecasted that interest rates would rise two years ago, Morgan Stanley was rewarded for maintaining its conviction and short duration position. Pacific Investment Management Company, LLC (PIMCO) contributed positively to Fund performance with its tactical allocations to non-dollar bonds and its correct forecast that European interest rates would fall further than U.S. rates in the spring. PIMCO also added value through select positions in emerging market debt. Finally, Bear Stearns Asset Management, Inc. also outperformed relative to benchmark, though it lagged behind the Fund's other money managers. Bear Stearns was negatively impacted by selling high yield and emerging market debt early in the year and purchasing relatively safer securities.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes in the Fund's structure or money manager line-up for the fiscal year ending October 31, 2005.

                                                       Fixed Income III Fund  89

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                Styles
October 31, 2005


Bear Stearns Asset Management, Inc.       Sector Rotation
Delaware Management Company (a series
   of Delaware Management Business
   Trust)                                 Sector Rotation
Morgan Stanley Investment Management,
   Inc.                                   Fully Discretionary
Pacific Investment Management Company,
   LLC                                    Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Fixed Income III Fund Class I assumes initial investment on November 1,
      1995.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++++ Fixed Income III Fund Class I performance has been linked with Class E to provide historical perspective. From May 14, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Fixed Income III Fund Class I performance has been linked with Class Y to provide historical perspective.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 90  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for Class E and Class I is from May 1, 2005 to October 31, 2005. Class Y is based on a time period from June 23, 2005 (date of inception), to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,002.10      $     1,020.42
Expenses Paid During
Period*                       $         4.79      $         4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,004.20      $     1,021.58
Expenses Paid During
Period*                       $         3.64      $         3.67

* Expenses are equal to the Fund's annualized expense ratio of 0.72% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS Y                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
June 23, 2005                 $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       988.50      $     1,015.77
Expenses Paid During
Period*                       $         2.30      $         2.33

* Expenses are equal to the Fund's annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 132/365 (to reflect the period since inception).

                                                       Fixed Income III Fund  91

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 87.6%
Asset-Backed Securities - 6.7%
AAA Trust (p)
   Series 2005-2 Class A1
   4.151% due 11/26/35                                    645             645
Aames Mortgage Investment Trust (E)
   Series 2005-2 Class 1A1
   4.118% due 07/25/35                                     53              53
ABSC NIMs Trust (A)
   Series 2004-HE1 Class A
   7.000% due 01/17/34                                      8               8
ACE Securities Corp. (E)
   Series 2004-OP1 Class M2
   5.088% due 04/25/34                                    455             462
Aegis Asset Backed Securities Trust (E)
   Series 2005-4 Class 1A1
   4.148% due 10/25/35                                    637             637
Alliance Capital Funding LLC (A)
   Series 1998-1 Class A3
   5.840% due 02/15/10                                     15              15
American Airlines, Inc.
   6.817% due 05/23/11                                    125             112
American Express Credit Account Master Trust (E)
   Series 2002-1 Class A
   4.080% due 09/15/09                                    500             501
   Series 2002-2 Class A
   4.080% due 11/16/09                                    675             676
   Series 2002-3 Class A
   4.080% due 12/15/09                                  1,075           1,077
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   6.538% due 02/25/33                                    145             146
Argent Securities, Inc. (E)
   Series 2004-W3 Class A2
   4.258% due 02/25/34                                    102             102
Asset Backed Funding Certificates (E)
   Series 2004-OPT Class A2
   4.228% due 06/25/25                                    112             112
   Series 2005-WF1 Class A2A
   4.118% due 01/25/35                                    270             270
BA Master Credit Card Trust (E)
   Series 1999-C Class A
   4.220% due 08/15/08                                    825             826
Barclays Bank PLC
   6.278% due 12/15/34                                    130             124

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Bear Stearns Asset Backed Securities, Inc. (E)
   Series 2004-BO1 Class 1A1
   4.238% due 09/25/34                                    367             367
   Series 2005-HE1 Class A1
   4.201% due 11/25/35                                    650             650
   Series 2005-HE8 Class A1
   4.158% due 08/25/35                                    383             383
Burlington Northern and Santa Fe Railway Co.
   4.575% due 01/15/21                                     70              67
Capital Auto Receivables Asset Trust
   Series 2003-2 Class A3A
   1.440% due 02/15/07                                     66              65
   Series 2003-3 Class A3B (E)
   4.050% due 01/15/08                                    350             350
   Series 2004-2 Class A2
   3.350% due 02/15/08                                    300             295
Capital One Auto Finance Trust
   Series 2005-C Class A3
   4.610% due 07/15/10                                    365             364
Carrington Mortgage Loan Trust (E)
   Series 2005-NC1 Class A1A
   4.168% due 01/25/35                                    236             236
   Series 2005-NC3 Class A1A
   4.118% due 06/25/35                                    502             502
   Series 2005-NC4 Class A1
   4.188% due 09/25/35                                    595             595
Chancellor/Triton CBO, Ltd. (A)
   Series 1998-1A Class A1
   6.710% due 08/05/10                                     83              83
Citibank Credit Card Issuance Trust
   Series 2000-A3 Class A3
   6.875% due 11/16/09                                    200             208
   Series 2005-A7 Class A7
   4.750% due 10/22/12                                    375             373
Citifinancial Mortgage Securities, Inc.
   Series 2003-3 Class AF2
   3.082% due 08/25/33                                     80              79
   Series 2003-4 Class AF3
   3.221% due 10/25/33                                    115             114
Countrywide Asset-Backed Certificates
   Series 2004-10 Class AF2
   3.323% due 05/25/22                                    285             283
   Series 2004-13 Class AF2
   3.683% due 08/25/24                                    235             231
   Series 2004-1NI Class NOTE (A)
   6.000% due 05/25/34                                     14              14
   Series 2004-7 Class AF2
   3.324% due 12/25/23                                    405             404

 92  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-9 Class AF2
   3.337% due 09/25/23                                    195             194
   Series 2004-BC1 Class M1 (E)
   4.538% due 02/25/34                                    175             175
   Series 2004-S1 Class A2
   3.872% due 03/25/20                                    245             241
   Series 2005-12 Class 2A2
   4.898% due 06/25/32                                    455             452
   Series 2005-7 Class AF2
   4.367% due 11/25/35                                    430             423
Credit-Based Asset Servicing and Securitization
   (E)
   Series 2005-CB4 Class AV1
   4.138% due 08/25/35                                    510             510
   Series 2005-CB5 Class AV1
   4.148% due 08/25/35                                    613             613
Entergy Gulf States, Inc. (E)
   4.270% due 12/01/09                                    100              98
Equifirst Mortgage Loan Trust (E)
   Series 2005-1 Class A1
   4.098% due 04/25/35                                    354             354
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2005-FF7 Class A2
   4.138% due 07/25/35                                    550             550
GE Capital Credit Card Master Note Trust (E)
   Series 2004-1 Class A (N)
   4.020% due 06/15/10                                    300             300
   Series 2004-2 Class A
   4.010% due 09/15/10                                    600             601
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-1 Class A
   4.050% due 07/20/08                                    350             350
GMAC Mortgage Corp. Loan Trust
   Series 2004-HE4 Class A1 (E)
   4.148% due 03/25/35                                    400             400
   Series 2004-HE5 Class A3
   3.970% due 09/25/34                                    530             521
GSAA Trust (A)
   Series 2004-4N Class NOTE
   6.250% due 05/25/34                                     48              48
GSAMP Trust (E)
   Series 2004-NC1 Class A3
   4.428% due 03/25/34                                    315             316
   Series 2004-NC2 Class A2A
   4.218% due 10/01/34                                     63              63
   Series 2004-SEA Class A2A
   4.328% due 03/25/34                                    314             314
   Series 2005-AHL Class A1
   4.128% due 04/25/35                                    229             229
   Series 2005-HE4 Class A2A
   4.158% due 07/25/45                                    746             746

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust
   Series 2004-2 Class A1
   2.180% due 01/15/09                                    206             204
Home Equity Asset Trust (E)
   Series 2004-3 Class M3
   5.488% due 08/25/34                                    340             345
Honda Auto Receivables Owner Trust
   Series 2004-2 Class A2
   2.520% due 02/15/07                                    166             166
Lehman XS Trust (E)
   Series 2005-1 Class 2A2
   4.660% due 05/25/08                                    412             417
Long Beach Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   5.938% due 06/25/33                                    485             491
   Series 2005-1 Class 2A1
   4.178% due 02/25/35                                    247             247
   Series 2005-2 Class 2A1
   4.118% due 04/25/35                                    329             329
Mastr Asset Backed Securities Trust (E)
   Series 2005-OPT Class A3
   4.128% due 03/25/35                                    267             267
MBNA Credit Card Master Note Trust
   Series 2002-A10 Class A10 (E)
   4.110% due 02/16/10                                    550             551
   Series 2005-A3 Class A3
   4.100% due 10/15/12                                    220             213
MBNA Master Credit Card Trust USA
   Series 2000-E Class A
   7.800% due 10/15/12                                    705             790
Merrill Lynch Mortgage Investors, Inc. (E)
   Series 2004-HE2 Class A2A
   4.238% due 08/25/35                                     80              80
   Series 2004-WMC Class A2B1
   4.218% due 07/25/35                                     23              23
   Series 2005-SL1 Class A
   4.238% due 06/25/35                                    336             336
   Series 2005-WMC Class A2A
   4.138% due 09/25/35                                    141             141
Mid-State Trust
   Series 2003-11 Class A1
   4.864% due 07/15/38                                     62              58
   Series 2004-1 Class A
   6.005% due 08/15/37                                     64              66

                                                       Fixed Income III Fund  93

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
New Century Home Equity Loan Trust (E)
   Series 2004-4 Class A3
   4.178% due 02/25/35                                    169             169
   Series 2004-A Class AII1
   4.218% due 08/25/34                                     50              50
Novastar Home Equity Loan (E)
   Series 2004-4 Class A2B
   4.378% due 03/25/35                                    320             321
   Series 2005-1 Class A2A
   4.158% due 06/25/35                                    815             815
Option One Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   5.738% due 04/25/33                                    400             405
   Series 2003-3 Class M3
   6.038% due 06/25/33                                    240             243
   Series 2003-4 Class M2
   5.688% due 07/25/33                                    215             218
   Series 2005-4 Class A3
   4.140% due 11/25/35                                    510             510
Ownit Mortgage Loan Asset Backed Certificates
   (E)
   Series 2005-2 Class A2A
   4.148% due 03/25/36                                    287             287
Park Place Securities, Inc. (E)
   Series 2005-WHQ Class A2A
   4.118% due 06/25/35                                    422             422
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                    145             143
Power Contract Financing LLC (A)
   6.256% due 02/01/10                                    165             168
Premium Asset Trust (A)
   4.169% due 02/02/07                                    245             245
Renaissance Home Equity Loan Trust
   Series 2004-4 Class AF2
   3.856% due 02/25/35                                    260             256
   Series 2005-2 Class AF2
   4.361% due 08/25/35                                    315             311
Residential Asset Mortgage Products, Inc.
   Series 2004-RS1 Class AI2
   3.620% due 07/25/26                                    210             208
   Series 2004-RS1 Class AII2 (E)
   4.268% due 12/25/34                                    280             280
   Series 2004-RS8 Class AI2
   3.810% due 01/25/26                                    245             244
   Series 2004-RS8 Class AII1 (E)
   4.178% due 05/25/26                                    270             270
   Series 2004-RZ2 Class AI3
   4.300% due 01/25/31                                    155             153
   Series 2005-RS1 Class AII1 (E)
   4.148% due 01/25/35                                    227             227

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Residential Asset Securities Corp.
   Series 2001-KS3 Class AII (E)
   4.268% due 09/25/31                                    137             137
   Series 2003-KS1 Class M2 (E)
   5.788% due 01/25/33                                    330             332
   Series 2004-KS8 Class AI2
   3.340% due 10/25/24                                    600             593
   Series 2004-KS9 Class AI1 (E)
   4.208% due 07/25/21                                     50              50
Saxon Asset Securities Trust (E)
   Series 2005-1 Class A2A
   4.148% due 05/25/35                                    155             156
   Series 2005-1 Class A2B
   4.258% due 05/25/35                                    280             280
   Series 2005-2 Class A2A
   4.128% due 09/25/35                                    522             522
Sears Credit Account Master Trust (E)
   Series 2002-5 Class A
   4.350% due 11/17/09                                  1,100           1,100
Sharps SP I, LLC
   6.850% due 03/01/23                                     27              27
   7.000% due 01/25/34                                     48              48
Sharps SP I LLC Net Interest Margin Trust (A)
   Series 2004-HE1 Class N
   6.900% due 11/25/33                                      6               6
SLM Student Loan Trust (E)
   Series 2004-1 Class A1
   4.240% due 01/26/15                                     91              92
   Series 2004-6 Class A2
   4.240% due 01/25/13                                     85              85
   Series 2004-9 Class A2
   4.220% due 10/25/12                                    361             361
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                    123             132
Small Business Administration Participation
   Certificates
   7.500% due 04/01/17                                  2,006           2,115
Specialty Underwriting & Residential Finance (E)
   Series 2005-BC2 Class A2A
   4.138% due 12/25/35                                    286             286
Structured Asset Investment Loan Trust (E)
   Series 2003-BC1 Class 3A
   4.378% due 11/25/33                                    282             283

 94  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-BC8 Class M3
   6.138% due 08/25/33                                    375             381
   Series 2005-2 Class A2
   4.158% due 03/25/35                                    227             227
   Series 2005-5 Class A6
   4.128% due 06/25/35                                    373             373
Structured Asset Securities Corp.
   Series 2001-SB1 Class A2
   3.375% due 08/25/31                                    195             178
   Series 2004-19X Class A2
   4.370% due 10/25/34                                    600             595
   Series 2005-GEL Class A (E)
   4.388% due 12/25/34                                    676             676
   Series 2005-WMC Class A1 (E)
   4.118% due 01/25/35                                    356             356
Tenaska Alabama II Partners, LP (A)
   6.125% due 03/30/23                                    155             156
Terwin Mortgage Trust (E)
   Series 2004-22S Class A
   4.428% due 11/25/35                                    232             233
   Series 2005-8HE Class A1 (A)
   4.158% due 07/25/35                                    464             464
TXU Electric Delivery Transition Bond Co.
   Series 2004-1 Class A2
   4.810% due 11/17/14                                    100              99
United Airlines, Inc. (o)
   7.730% due 07/01/10                                    170             164
USAA Auto Owner Trust
   Series 2004-2 Class A2
   2.410% due 02/15/07                                     41              41
Wachovia Auto Owner Trust
   Series 2004-B Class A2
   2.400% due 05/21/07                                    120             120
Wells Fargo Home Equity Trust (E)
   Series 2004-2 Class A31
   4.198% due 06/25/19                                      1               1
World Financial Properties (A)
   6.910% due 09/01/13                                    167             176
   6.950% due 09/01/13                                    199             209
World Omni Auto Receivables Trust
   Series 2004-A Class A2
   2.580% due 07/12/07                                    107             106
                                                                 ------------
                                                                       40,756
                                                                 ------------

Corporate Bonds and Notes - 12.9%
Abitibi-Consolidated Finance, LP
   7.875% due 08/01/09                                    290             278
AIG SunAmerica Global Financing VI (A)
   6.300% due 05/10/11                                    375             397
Albertson's, Inc.
   8.000% due 05/01/31                                    315             288

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Amerada Hess Corp.
   6.650% due 08/15/11                                    155             165
   7.300% due 08/15/31                                    170             192
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     40              40
American General Finance Corp.
   Series MTNG (E)
   4.000% due 03/23/07                                    100             100
   Series MTNH
   4.625% due 09/01/10                                     20              19
   Series MTNI
   4.625% due 05/15/09                                     70              69
American International Group, Inc. (A)
   4.700% due 10/01/10 (N)                                400             393
   5.050% due 10/01/15                                    400             391
American RE Corp.
   Series B
   7.450% due 12/15/26                                    365             398
AmerisourceBergen Corp. (A)
   5.625% due 09/15/12                                    415             399
Arizona Public Service Co.
   6.750% due 11/15/06                                     60              61
   5.800% due 06/30/14                                    120             123
   5.500% due 09/01/35                                    195             180
AT&T Corp.
   9.050% due 11/15/11                                     28              31
   9.750% due 11/15/31                                    175             213
Atmos Energy Corp. (E)
   4.525% due 10/15/07                                    190             190
Autonation, Inc.
   9.000% due 08/01/08                                     90              97
Avista Capital Trust III
   6.500% due 04/01/34                                    350             351
Avista Corp.
   9.750% due 06/01/08                                    220             241
Axa Financial, Inc.
   6.500% due 04/01/08                                     70              73
BAE Systems Holdings, Inc. (A)
   6.400% due 12/15/11                                    920             968
Bank of America Corp.
   7.800% due 02/15/10                                     65              72
   4.250% due 10/01/10                                     45              43
BellSouth Corp.
   4.200% due 09/15/09                                    230             223
   6.550% due 06/15/34 (N)                                 40              41
   6.000% due 11/15/34 (N)                                 40              38

                                                       Fixed Income III Fund  95

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Boeing Capital Corp. (N)
   6.100% due 03/01/11                                    100             105
Bowater, Inc.
   9.000% due 08/01/09                                    195             198
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                     60              68
Campbell Soup Co. (N)
   5.875% due 10/01/08                                    115             118
Carolina Power & Light Co.
   6.500% due 07/15/12                                     45              48
Caterpillar Financial Services Corp.
   Series MTNF
   3.890% due 08/20/07 (E)                                155             155
   3.625% due 11/15/07                                     60              59
CC Funding Trust I
   6.900% due 02/16/07                                    130             133
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    135             138
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    460             519
Centex Corp. (E)
   3.950% due 08/01/07                                    215             215
Cincinnati Gas & Electric
   5.700% due 09/15/12                                     65              66
Cingular Wireless Services, Inc.
   8.750% due 03/01/31                                     90             117
CIT Group, Inc.
   5.750% due 09/25/07                                     90              91
   3.650% due 11/23/07                                     90              88
   6.875% due 11/01/09                                     55              59
Citicorp
   Series MTNF
   6.375% due 11/15/08                                    205             214
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   3.816% due 03/07/08                                    700             700
Citigroup, Inc.
   3.500% due 02/01/08                                    830             807
   4.625% due 08/03/10                                    300             295
   6.000% due 02/21/12                                     40              42
   5.625% due 08/27/12                                    135             139
   4.700% due 05/29/15                                    345             331
   5.875% due 02/22/33                                    520             518
Citizens Communications Co.
   9.250% due 05/15/11                                    210             227
Clear Channel Communications, Inc. (N)
   5.750% due 01/15/13                                     90              87

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Clorox Co.
   3.982% due 12/14/07 (E)                                190             190
   4.200% due 01/15/10                                    155             151
   5.000% due 01/15/15                                    115             113
Columbus Southern Power Co.
   Series A
   5.500% due 03/01/13                                     80              81
Comcast Cable Communications
   8.375% due 05/01/07 (N)                                320             336
   6.750% due 01/30/11                                    365             386
Consolidated Natural Gas Co.
   5.000% due 12/01/14                                    120             116
   Series C
   6.250% due 11/01/11                                     80              84
Consumers Energy Co.
   Series F
   4.000% due 05/15/10                                     50              47
   Series H
   4.800% due 02/17/09                                    115             114
Continental Airlines, Inc.
   Series 01-1
   6.503% due 06/15/11                                    175             167
Corrections Corp. of America
   7.500% due 05/01/11                                     80              83
Countrywide Home Loans, Inc.
   3.250% due 05/21/08                                    210             201
   Series MTNK
   5.500% due 02/01/07                                     70              70
COX Communications, Inc.
   4.625% due 01/15/10                                    285             275
Credit Suisse First Boston USA, Inc.
   4.625% due 01/15/08                                    100             100
   6.500% due 01/15/12                                     70              75
   5.500% due 08/15/13                                     55              56
CSC Holdings, Inc.
   10.500% due 05/15/16                                   115             123
   Series B
   8.125% due 07/15/09                                     85              87
DaimlerChrysler NA Holding Corp.
   8.500% due 01/18/31 (N)                                100             117
   Series MTND (E)
   4.132% due 11/17/06                                    900             901
   Series MTNE (E)
   4.780% due 10/31/08                                    285             285
Darden Restaurants, Inc.
   6.000% due 08/15/35                                     60              55

 96  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Detroit Edison Co.
   6.125% due 10/01/10                                     15              16
   6.350% due 10/15/32                                    130             136
Developers Diversified Realty Corp.
   4.625% due 08/01/10                                    255             246
   5.375% due 10/15/12                                    110             108
Devon Financing Corp. ULC
   6.875% due 09/30/11                                    130             141
Dominion Resources, Inc.
   Series A
   7.195% due 09/15/14                                    240             265
   Series B
   4.300% due 09/28/07 (E)                                285             285
   6.250% due 06/30/12                                     60              63
DPL, Inc.
   6.875% due 09/01/11                                    216             229
DR Horton, Inc.
   5.625% due 01/15/16                                    290             270
Dresdner Funding Trust I (A)
   8.151% due 06/30/31                                    380             451
Duke Energy Field Services LLC
   5.750% due 11/15/06                                     40              40
   6.875% due 02/01/11                                     20              21
E*Trade Financial Corp.
   8.000% due 06/15/11                                    115             117
   8.000% due 06/15/11 (A)                                325             330
Echostar DBS Corp.
   6.375% due 10/01/11                                    195             190
   6.625% due 10/01/14                                     35              34
El Paso Corp.
   7.875% due 06/15/12 (N)                                300             306
   8.050% due 10/15/30                                    500             505
El Paso Natural Gas Co.
   Series A
   7.625% due 08/01/10                                     65              68
Eli Lilly & Co.
   6.770% due 01/01/36                                    370             435
Entergy Gulf States, Inc.
   3.600% due 06/01/08                                     40              38
Enterprise Products Operating, LP
   4.000% due 10/15/07                                    255             249
   4.625% due 10/15/09                                    250             242
EOP Operating, LP
   4.750% due 03/15/14                                     20              19
   7.500% due 04/19/29                                     95             107
Erac USA Finance Co. (A)
   7.350% due 06/15/08                                    270             284
Exelon Corp.
   6.750% due 05/01/11                                     70              74
Farmers Exchange Capital (A)
   7.050% due 07/15/28                                    770             778
Farmers Insurance Exchange (A)
   6.000% due 08/01/14                                    225             224
   8.625% due 05/01/24                                    310             366

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
FedEx Corp.
   2.650% due 04/01/07                                     70              68
   7.600% due 07/01/97                                     90             105
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                               840             459
   Series 15P
   Zero coupon due 03/07/19                                90              46
   Series 2P
   Zero coupon due 11/30/17                               340             186
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                    775             815
   Series C
   7.375% due 11/15/31                                    140             159
Ford Motor Co.
   7.450% due 07/16/31 (N)                              1,080             794
   7.700% due 05/15/97                                    330             222
Ford Motor Credit Co.
   4.740% due 11/16/06 (E)                                400             395
   4.870% due 03/21/07 (E)                                900             876
   6.625% due 06/16/08                                    250             240
   5.625% due 10/01/08 (N)                                145             135
   5.700% due 01/15/10 (N)                                170             153
   7.875% due 06/15/10                                    210             202
   7.375% due 02/01/11                                    400             376
   7.000% due 10/01/13 (N)                                170             156
FPL Group Capital, Inc.
   4.086% due 02/16/07                                    160             159
General Electric Capital Corp.
   4.125% due                                             470             463
   4.875% due 10/21/10                                  1,235           1,227
   Series MTNA
   4.250% due 12/01/10                                     55              53
   5.875% due 02/15/12                                     30              31
   4.750% due 09/15/14 (N)                                 45              44
   6.750% due 03/15/32                                    150             172
General Motors Acceptance Corp.
   5.050% due 01/16/07 (E)                                200             197
   5.100% due 07/16/07 (E)                                250             244
   6.875% due 09/15/11                                    140             136
   6.750% due 12/01/14 (N)                                435             416
   8.000% due 11/01/31 (N)                                425             439
General Motors Corp. (N)
   8.375% due 07/15/33                                    705             523
Georgia-Pacific Corp.
   8.875% due 05/15/31                                    325             370

                                                       Fixed Income III Fund  97

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Glencore Funding LLC (A)
   6.000% due 04/15/14                                    460             424
Glencore Nickel Ltd. (O)
   9.000% due 12/01/14                                    235              --
Golden West Financial Corp.
   4.125% due 08/15/07                                    160             158
Goldman Sachs Group, Inc.
   6.875% due 01/15/11                                    580             623
   5.250% due 10/15/13                                    185             183
   6.345% due 02/15/34                                    365             366
Halliburton Co.
   5.500% due 10/15/10                                    115             117
Hartford Financial Services Group, Inc.
   7.900% due 06/15/10                                     35              39
HCA, Inc.
   5.500% due 12/01/09                                    310             302
   7.875% due 02/01/11                                     40              42
   6.950% due 05/01/12                                     30              31
   7.500% due 12/15/23                                    200             196
Health Net, Inc.
   9.875% due 04/15/11                                    210             244
Hertz Corp.
   7.400% due 03/01/11                                     40              40
   7.625% due 06/01/12                                    125             125
Historic TW, Inc.
   8.180% due 08/15/07                                    495             521
   9.125% due 01/15/13                                    460             549
   8.050% due 01/15/16                                    580             668
HJ Heinz Finance Co.
   6.000% due 03/15/12                                     50              52
   6.750% due 03/15/32 (N)                                105             116
Household Finance Corp.
   5.875% due 02/01/09                                    260             266
   4.750% due 05/15/09                                    610             603
   4.125% due 11/16/09                                    105             101
   8.000% due 07/15/10                                     45              50
   6.375% due 11/27/12                                    335             354
HSBC Finance Corp. (E)
   4.000% due 09/15/08                                    200             200
Hyatt Equities LLC (A)
   6.875% due 06/15/07                                    140             142
ICI Wilmington, Inc.
   4.375% due 12/01/08                                     65              64
IKON Office Solutions, Inc. (A)
   7.750% due 09/15/15                                    120             114
International Lease Finance Corp. (N)
   6.375% due 03/15/09                                    155             161
International Paper Co.
   5.500% due 01/15/14                                    280             271
Interpublic Group of Cos., Inc.
   5.400% due 11/15/09                                    100              93
ITT Industries, Inc.
   7.400% due 11/15/25                                    135             158

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JC Penney Co., Inc.
   7.375% due 08/15/08                                    145             152
   7.400% due 04/01/37                                    125             132
John Hancock Global Funding II (A)
   7.900% due 07/02/10                                    200             225
Jones Apparel Group, Inc.
   4.250% due 11/15/09                                    145             136
JP Morgan & Co., Inc.
   Series MTNA
   6.000% due 01/15/09                                    165             170
JPMorgan Chase & Co.
   5.350% due 03/01/07                                     75              76
   7.000% due 11/15/09                                     10              11
   6.750% due 02/01/11                                     90              96
   6.625% due 03/15/12                                     35              37
   5.150% due 10/01/15                                    250             244
Kellogg Co.
   Series B
   6.600% due 04/01/11                                    825             884
Knight Ridder, Inc.
   5.750% due 09/01/17                                    180             172
Kraft Foods, Inc.
   5.250% due 06/01/07                                     75              75
   4.125% due 11/12/09                                    710             686
   5.625% due 11/01/11                                    970             991
   6.500% due 11/01/31 (N)                                 55              59
Kroger Co. (The)
   7.250% due 06/01/09                                    175             185
   8.000% due 09/15/29                                     75              83
Lear Corp.
   Series B
   8.110% due 05/15/09                                     95              89
Lehman Brothers Holdings, Inc.
   6.625% due 01/18/12                                    375             403
Levi Strauss & Co.
   12.250% due 12/15/12                                   170             187
Liberty Media Corp. (N)
   5.700% due 05/15/13                                    325             293
Limited Brands
   6.950% due 03/01/33                                    105              99
Lockheed Martin Corp.
   8.500% due 12/01/29                                     35              47
Lodgenet Entertainment Corp.
   9.500% due 06/15/13                                    190             206
Lubrizol Corp.
   4.625% due 10/01/09                                    190             185

 98  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
M&I Marshall & Ilsley Bank
   Series BKNT
   3.800% due 02/08/08                                    245             240
Manufacturers & Traders Trust Co.
   8.000% due 10/01/10                                    115             130
Marsh & McLennan Cos., Inc.
   5.375% due 03/15/07                                    375             376
   4.270% due 07/13/07 (E)                                220             219
   5.150% due 09/15/10                                    260             256
   5.375% due 07/15/14 (N)                                180             172
   5.750% due 09/15/15                                    135             131
   5.875% due 08/01/33 (N)                                115             103
May Department Stores Co. (The)
   4.800% due 07/15/09                                     60              59
   5.750% due 07/15/14 (N)                                170             170
MBNA America Bank NA
   7.125% due 11/15/12                                     30              33
MBNA Corp.
   4.163% due 05/05/08 (E)                                190             192
   6.125% due 03/01/13                                    130             137
MCI, Inc.
   6.908% due 05/01/07                                    465             470
   7.688% due 05/01/09                                    155             161
Medco Health Solutions, Inc.
   7.250% due 08/15/13                                    430             466
Metlife, Inc.
   5.000% due 06/15/15                                    165             160
   5.700% due 06/15/35                                     40              39
MGM Mirage
   9.750% due 06/01/07                                    265             278
Midamerican Funding LLC
   6.750% due 03/01/11                                    210             224
Miller Brewing Co. (A)
   4.250% due 08/15/08                                    145             142
   5.500% due 08/15/13                                    230             232
Mohawk Industries, Inc.
   Series D
   7.200% due 04/15/12                                     75              82
Monumental Global Funding, Ltd. (A)
   4.625% due 03/15/10                                    135             134
Morgan Stanley
   5.050% due 01/21/11                                    150             149
   6.750% due 04/15/11                                    360             386
   4.750% due 04/01/14                                    280             264
   5.375% due 10/15/15                                    310             306
Motorola, Inc.
   4.608% due 11/16/07                                    455             453
Natexis Ambs Co. LLC (f)(A)
   8.440% due 12/29/49                                    185             200
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                     85              87
Nationwide Financial Services
   6.250% due 11/15/11                                    265             280

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Nationwide Mutual Insurance Co. (A)
   7.875% due 04/01/33                                    290             344
Neiman-Marcus Group, Inc. (N)(A)
   10.375% due 10/15/15                                   225             217
News America Holdings
   9.250% due 02/01/13                                     25              30
   7.750% due 12/01/45                                    110             124
   7.900% due 12/01/95                                    120             135
   8.250% due 10/17/96                                     45              53
News America, Inc.
   7.125% due 04/08/28                                     30              32
Nextel Communications, Inc.
   Series E
   6.875% due 10/31/13                                    310             324
Nisource Finance Corp.
   4.393% due 11/23/09 (E)                                120             120
   7.875% due 11/15/10                                    225             250
Norfolk Southern Corp.
   7.350% due 05/15/07                                    100             104
   7.050% due 05/01/37                                    115             134
   7.900% due 05/15/97                                    285             353
North Front Pass-Through Trust (A)
   5.810% due 12/15/24                                    500             495
Northrop Grumman Corp.
   4.079% due 11/16/06                                     50              50
Occidental Petroleum Corp.
   9.250% due 08/01/19                                    135             181
Ohio Power Co. (N)
   Series F
   5.500% due 02/15/13                                     25              25
Pacific Gas & Electric Co.
   3.600% due 03/01/09                                    165             158
   4.200% due 03/01/11                                    205             195
   6.050% due 03/01/34                                    185             186
Panhandle Eastern Pipe Line
   Series B
   2.750% due 03/15/07                                     45              44
Pemex Project Funding Master Trust
   8.000% due 11/15/11                                     20              22
   7.375% due 12/15/14                                    200             219
   8.625% due 02/01/22                                    285             341
   6.625% due 06/15/35 (A)                                 70              67
Pepco Holdings, Inc.
   5.500% due 08/15/07                                    305             307

                                                       Fixed Income III Fund  99

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Platinum Underwriters Finance, Inc.
   Series B
   7.500% due 06/01/17                                    145             145
Popular North America Capital Trust I
   6.564% due 09/15/34                                    290             290
Progress Energy, Inc.
   7.100% due 03/01/11                                    195             209
   7.000% due 10/30/31                                    210             223
PSEG Energy Holdings LLC
   7.750% due 04/16/07                                    510             518
   8.625% due 02/15/08                                    105             109
Quest Diagnostics, Inc. (A)
   5.125% due 11/01/10                                    125             125
Qwest Capital Funding, Inc.
   7.000% due 08/03/09 (N)                                 25              24
   6.500% due 11/15/18                                     25              21
Qwest Corp.
   7.875% due 09/01/11                                    320             335
   7.625% due 06/15/15 (p)                                300             307
Qwest Services Corp.
   13.500% due 12/15/10                                   275             314
Rabobank Capital Funding II (f)(A)
   5.260% due 12/31/49                                    260             257
Raytheon Co.
   8.300% due 03/01/10                                     50              56
RBS Capital Trust I (f)
   5.512% due 09/29/49                                    505             496
Reckson Operating Partnership, LP
   5.150% due 01/15/11                                     95              93
Residential Capital Corp.
   6.375% due 06/30/10 (A)                                370             376
   6.875% due 06/30/15                                    390             411
Safeway, Inc.
   5.800% due 08/15/12 (N)                                 70              70
   7.250% due 02/01/31                                     70              72
SBC Communications, Inc.
   4.125% due 09/15/09                                    195             188
   5.100% due 09/15/14                                    225             217
   6.450% due 06/15/34                                      5               5
   6.150% due 09/15/34 (N)                                375             366
SCANA Corp. (E)
   4.020% due 03/01/08                                    325             325
Sealed Air Corp. (A)
   5.625% due 07/15/13                                    195             190
Sempra Energy
   4.621% due 05/17/07                                    450             448
   4.290% due 05/21/08 (E)                                260             261
SESI LLC
   8.875% due 05/15/11                                    115             120
SLM Corp.
   4.000% due 01/15/10                                    175             169

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Smurfit-Stone Container Enterprises, Inc.
   9.250% due 02/01/08                                     95              97
   9.750% due 02/01/11                                    395             395
Solar Capital Corp. (A)
   9.125% due 08/15/13                                    215             218
Southern California Edison Co.
   3.925% due 12/13/07 (E)                                295             295
   7.625% due 01/15/10                                     80              87
   6.000% due 01/15/34                                    170             175
Southern Peru Copper Corp. (A)
   7.500% due 07/27/35                                    445             426
Sprint Capital Corp.
   6.375% due 05/01/09                                     75              78
   8.375% due 03/15/12                                    535             617
   6.875% due 11/15/28                                    285             304
   8.750% due 03/15/32                                    535             692
St. Paul Travelers Cos., Inc. (The)
   5.010% due 08/16/07                                    445             444
Starwood Hotels & Resorts Worldwide, Inc.
   7.375% due 05/01/07                                     20              20
TCI Communications, Inc.
   7.875% due 02/15/26                                     80              91
TECO Energy, Inc. (N)
   7.200% due 05/01/11                                    160             167
Tele-Communications-TCI Group
   9.800% due 02/01/12                                    300             363
   7.875% due 08/01/13                                    680             766
Temple-Inland, Inc.
   5.003% due 05/17/07                                    240             239
Tenaska Alabama Partners, LP (A)
   7.000% due 06/30/21                                    105             106
Tenet Healthcare Corp.
   7.375% due 02/01/13                                     50              44
Tesoro Corp.
   8.000% due 04/15/08                                    220             229
Texas Eastern Transmission, LP
   7.000% due 07/15/32                                     45              51
Texas Genco LLC (A)
   6.875% due 12/15/14                                    410             439
Time Warner Entertainment Co., LP
   Series *
   8.375% due 03/15/23                                    135             159
Time Warner Telecom LLC (N)
   9.750% due 07/15/08                                    200             203
Time Warner, Inc.
   6.750% due 04/15/11                                    440             465
Travelers Property Casualty Corp.
   5.000% due 03/15/13                                    110             106

 100  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Trimas Corp.
   9.875% due 06/15/12                                    125             101
Twin Reefs Pass-Through Trust (E)(f)(A)
   4.935% due 12/10/49                                    300             299
TXU Corp.
   Series O
   4.800% due 11/15/09                                    250             237
   Series P
   5.550% due 11/15/14                                    570             524
TXU Energy Co. LLC
   7.000% due 03/15/13                                    135             141
Tyson Foods, Inc.
   8.250% due 10/01/11                                     90             101
Union Pacific Corp.
   5.750% due 10/15/07                                     45              46
   6.625% due 02/01/08                                     90              93
   6.650% due 01/15/11                                     45              48
   6.125% due 01/15/12                                    195             204
   Series MTNE
   6.790% due 11/09/07                                     35              36
Union Planters Corp.
   7.750% due 03/01/11                                    125             140
Valero Logistics Operations, LP
   6.050% due 03/15/13                                    350             360
Verizon
   6.500% due 09/15/11                                     40              41
Verizon Global Funding Corp.
   7.250% due 12/01/10                                  1,380           1,497
   4.900% due 09/15/15 (N)                                 45              43
   5.850% due 09/15/35                                    375             351
Visteon Corp.
   8.250% due 08/01/10 (N)                                560             517
   7.000% due 03/10/14                                    205             174
Washington Mutual, Inc.
   8.250% due 04/01/10                                    180             201
WellPoint, Inc.
   3.750% due 12/14/07                                    240             234
   4.250% due 12/15/09                                    170             165
Wells Fargo & Co.
   4.625% due 08/09/10                                    450             444
   4.950% due 10/16/13                                    155             153
Williams Gas Pipelines (A)
   7.375% due 11/15/06                                    200             205
Willis Group NA
   5.125% due 07/15/10                                    185             183
   5.625% due 07/15/15                                    230             226
Wisconsin Electric Power
   3.500% due 12/01/07                                     65              63
Wyeth
   5.500% due 03/15/13                                    100             101
   5.500% due 02/01/14                                     15              15
Xlliac Global Funding (A)
   4.800% due 08/10/10                                    240             236

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Yum! Brands, Inc.
   8.875% due 04/15/11                                    205             239
Zurich Capital Trust I (A)
   8.376% due 06/01/37                                    370             400
                                                                 ------------
                                                                       78,693
                                                                 ------------

International Debt - 5.4%
Abbey National PLC (N)(f)
   (Step Up, 7.570%, 06/15/08)
   6.700% due 06/29/49                                    275             285
Abitibi-Consolidated, Inc.
   6.950% due 12/15/06                                    138             140
   8.550% due 08/01/10 (N)                                 90              88
   8.850% due 08/01/30                                    290             242
Amvescap PLC
   4.500% due 12/15/09                                    395             385
Arlington Street CDO, Ltd. (A)
   Series 2000-1A Class A2
   7.660% due 06/10/12                                    886             904
AXA SA
   8.600% due 12/15/30                                     85             111
Banco Santander Chile (E)(A)
   4.148% due 12/09/09                                    195             194
Batterson Park CBO I, Ltd.
   Series 1998-1A Class A4
   6.130% due 01/02/11                                     14              14
Biovail Corp.
   7.875% due 04/01/10                                    165             170
BNP Paribas (f)(p)
   5.186% due 06/29/49                                    600             577
Bowater Canada Finance
   7.950% due 11/15/11                                    245             234
Brascan Corp.
   7.125% due 06/15/12                                    130             143
Brazilian Government International Bond
   5.250% due 04/15/09 (E)                                576             570
   9.760% due 06/29/09 (E)                                100             117
   9.250% due 10/22/10                                     90              99
   11.000% due 01/11/12 (N)                               300             357
   7.875% due 03/07/15                                  1,400           1,422
   8.000% due 01/15/18                                  1,000           1,033
   8.875% due 04/15/24                                    595             616
British Telecommunications PLC
   8.375% due 12/15/10                                    185             211
   8.875% due 12/15/30                                    200             261

                                                      Fixed Income III Fund  101

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Canadian Oil Sands, Ltd. (A)
   4.800% due 08/10/09                                    140             138
Catalyst Paper Corp.
   Series D
   8.625% due 06/15/11                                    215             207
Chile Government International Bond
   5.500% due 01/15/13                                  1,500           1,536
China Development Bank
   5.000% due 10/15/15                                    100              97
Conoco Funding Co.
   6.350% due 10/15/11                                    780             834
Corp Nacional del Cobre de Chile (A)
   5.625% due 09/21/35                                    230             219
Deutsche Telekom International Finance BV (E)
   8.500% due 06/15/10                                     55              61
   8.750% due 06/15/30                                    260             322
Donohue Forest Products
   7.625% due 05/15/07                                    200             205
El Salvador Government International Bond
   7.650% due 06/15/35                                    250             248
EnCana Corp.
   6.500% due 08/15/34                                     60              66
Export-Import Bank of China (N)(p)
   4.875% due 07/21/15                                    455             434
Export-Import Bank of Korea
   4.250% due 11/27/07                                     80              79
   4.125% due 02/10/09 (A)                                160             155
FBG Finance, Ltd. (A)
   5.125% due 06/15/15                                    155             150
France Telecom SA
   7.750% due 03/01/11                                    220             245
   8.500% due 03/01/31                                    150             196
Hanarotelecom, Inc. (A)
   7.000% due 02/01/12                                    400             389
HBOS PLC (f)(p)
   5.920% due 09/29/49                                    400             394
Intelsat, Ltd. (N)
   6.500% due 11/01/13                                    325             239
Ispat Inland ULC
   9.750% due 04/01/14                                    614             694
Juniper CBO, Ltd. (A)
   Series 1999-1A Class A1
   6.830% due 04/15/11                                    142             144
Korea Development Bank (N)
   4.250% due 11/13/07                                     45              44
Korea Electric Power Corp. (A)
   5.125% due 04/23/34                                     85              83
LG Electronics, Inc. (A)
   5.000% due 06/17/10                                     90              88
Mantis Reef, Ltd. (A)
   4.692% due 11/14/08                                    200             196

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mexico Government International Bond
   8.375% due 01/14/11                                    100             114
   6.375% due 01/16/13                                    100             105
   8.125% due 12/30/19                                    200             239
   8.000% due 09/24/22                                    300             357
   8.300% due 08/15/31                                    310             380
Mizuho Financial Group Cayman, Ltd. (A)
   5.790% due 04/15/14                                    430             441
NAK Naftogaz Ukrainy
   8.125% due 09/30/09                                    500             521
Nationwide Building Society (A)
   4.250% due 02/01/10                                    210             204
Nexen, Inc.
   5.875% due 03/10/35                                    145             138
Nippon Life Insurance (A)
   4.875% due 08/09/10                                    295             289
Oil Insurance, Ltd. (A)
   5.150% due 08/15/33                                    520             513
Peru Government International Bond
   9.125% due 02/21/12                                    100             116
Petroleum Export, Ltd. (p)
   5.265% due 06/15/11                                    100              99
Petroleum Geo-Services ASA
   8.000% due 11/05/06                                     69              69
Platinum Underwriters Holdings, Ltd. (A)
   6.371% due 11/16/07                                    135             136
Province of Quebec (N)
   5.000% due 07/17/09                                     25              25
Province of Quebec Canada
   6.125% due 01/22/11                                  1,035           1,094
Ras Laffan Liquefied Natural Gas Co., Ltd. (A)
   8.294% due 03/15/14                                     85              98
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (A)
   5.298% due 09/30/20                                    370             362
Ras Laffan LNG III (p)
   5.838% due 09/30/27                                    410             401
Resona Bank, Ltd. (f)(p)
   5.850% due 09/29/49                                    830             801
Resona Preferred Global Securities Cayman, Ltd.
   (E)(f)(A)
   7.191% due 12/29/49                                    385             392
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                    600             690

 102  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Russia Government International Bond
   5.000% due 03/31/30 (A)                                650             721
   5.000% due 03/31/30                                    900           1,000
Salomon Brothers AG for OAO Siberian Oil Co.
   Series REGS
   10.750% due 01/15/09                                   585             657
Salomon Brothers AG for Tyumen Oil Co.
   Series REGS
   11.000% due 11/06/07                                   330             360
Santander Financial Issuances
   6.375% due 02/15/11                                    180             191
Santander US Debt SA Universal (E)(A)
   3.930% due 09/21/07                                    900             900
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    170             188
Sappi Papier Holding AG (A)
   6.750% due 06/15/12                                     65              64
Secunda International, Ltd. (E)
   12.150% due 09/01/12                                   220             229
Shaw Communications, Inc.
   8.250% due 04/11/10                                    210             226
South Street CBO, Ltd.
   Series 1999-1A Class A1
   7.160% due 07/01/11                                    143             145
SovRisc (A)
   4.625% due 10/31/08                                    280             279
Stora Enso OYJ
   7.375% due 05/15/11                                    105             113
Systems 2001 AT LLC (A)
   7.156% due 12/15/11                                    169             177
   6.664% due 09/15/13                                    128             135
Telecom Italia Capital SA
   4.000% due 01/15/10                                  1,915           1,820
   5.250% due 10/01/15                                    180             173
Telefonos de Mexico SA de CV
   4.500% due 11/19/08                                    395             386
TELUS Corp.
   8.000% due 06/01/11                                    785             883
Tengizchevroil Finance Co. (A)
   6.124% due 11/15/14                                    250             251
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                    120             130
Venezuela Government International Bond (N)
   9.375% due 01/13/34                                    255             297
WPP Finance UK Corp.
   5.875% due 06/15/14                                    115             117
                                                                 ------------
                                                                       32,662
                                                                 ------------

Mortgage-Backed Securities - 40.2%

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
American Home Mortgage Investment Trust
   Series 2004-1 Class 1A (E)
   4.388% due 04/25/44                                    498             498
   Series 2004-4 Class 4A (E)
   4.390% due 02/25/45                                    411             403
Banc of America Commercial Mortgage, Inc.
   4.877% due 11/10/42                                    495             490
   Series 2004-3 Class A3
   4.875% due 06/10/39                                    675             669
   Series 2004-4 Class A3
   4.128% due 07/10/42                                    455             441
   Series 2004-5 Class A3
   4.561% due 11/10/41                                    185             179
   Series 2005-5 Class A4
   5.115% due 10/10/45                                    510             502
Banc of America Funding Corp.
   Series 2004-3 Class 2A2
   5.000% due 09/25/19                                    234             232
   Series 2005-D Class A1 (E)
   4.117% due 05/25/35                                    373             367
   Series 2005-F Class 1A2 (E)
   4.350% due 09/20/35                                    296             296
Banc of America Mortgage Securities
   Series 2005-9 Class 2A1
   4.750% due 10/25/20                                    451             440
   Series 2005-E Class 2A1 (E)
   4.990% due 06/25/35                                    283             280
   Series 2005-F Class 2A3 (E)
   4.736% due 07/25/35                                    446             440
   Series 2005-I Class 2A1 (E)
   4.894% due 10/25/35                                    627             620
Bank of America Alternative Loan Trust
   6.000% due 12/25/34                                    173             175
   Series 2003-10 Class 2A1
   6.000% due 12/25/33                                    244             245
   Series 2003-10 Class 2A2 (E)
   4.488% due 12/25/33                                    565             567
   Series 2004-10 Class 1CB1
   6.000% due 11/25/34                                    152             154
   Series 2004-2 Class 1A1
   6.000% due 03/25/34                                    140             140
   Series 2005-3 Class 2A1
   5.500% due 04/25/20                                    235             235

                                                      Fixed Income III Fund  103

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-5 Class 2CB1
   6.000% due 06/25/35                                    328             330
   Series 2005-6 Class 7A1
   5.500% due 07/25/20                                    259             260
   Series 2005-9 Class 5A1
   5.500% due 10/25/20                                    432             431
Bank of America Mortgage Securities
   Series 2003-D Class 1A2 (E)
   3.428% due 05/25/33                                      8               8
   Series 2003-I Class 2A4 (E)
   3.828% due 10/25/33                                    265             263
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                     27              27
   Series 2004-A Class 1A1 (E)
   3.477% due 02/25/34                                     89              89
   Series 2004-E Class 1A1 (E)
   3.523% due 06/25/34                                    215             212
   Series 2005-A Class 2A1 (E)
   4.470% due 02/25/35                                    158             155
   Series 2005-B Class 2A1 (E)
   4.402% due 03/25/35                                    316             310
Bear Stearns Adjustable Rate Mortgage Trust (E)
   Series 2005-10 Class A1
   4.750% due 10/25/35                                  2,125           2,119
   Series 2005-7 Class 1A2
   4.750% due 08/25/35                                    166             162
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.431% due 05/25/35                                    700             703
Bear Stearns Commercial Mortgage Securities
   Series 2004-ESA Class E (A)
   5.064% due 05/14/16                                    265             265
   Series 2005-T20 Class A4A
   5.303% due 10/12/42                                    240             238
Citigroup Commercial Mortgage Trust (E)(A)
   Series 2004-FL1 Class A1
   4.100% due 07/15/18                                    153             154
Citigroup/Deutsche Bank Commercial Mortgage
   Trust
   Series 2005-CD1 Class A4
   5.225% due 09/15/20                                    550             551
   Series 2005-CD1 Class AJ
   5.225% due 09/15/20                                    130             129
Commercial Mortgage Pass Through Certificates
   (A)
   Series 2001-J1A Class A2
   6.457% due 02/14/34                                    229             240
Countrywide Alternative Loan Trust
   Series 2004-28C Class 6A1
   6.000% due 01/25/35                                    321             324

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-J7 Class 1A2
   4.673% due 08/25/34                                    230             229
   Series 2005-51 Class 2A2A (E)
   4.290% due 10/25/35                                    549             549
   Series 2005-59 Class 1A2B (E)
   4.101% due 11/20/35                                    549             549
   Series 2005-63 Class 3A1
   5.915% due 11/25/35                                    515             521
Countrywide Home Loan Mortgage Pass Through
   Trust (E)
   Series 2005-11 Class 5A1
   4.338% due 03/25/35                                    361             361
   Series 2005-9 Class M6
   5.188% due 05/25/35                                    225             220
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2003-29 Class 5A1
   7.000% due 12/25/33                                     94              97
   Series 2004-1 Class 3A1
   7.000% due 02/25/34                                     35              36
   Series 2004-C1 Class A3
   4.321% due 01/15/37                                    615             591
Crown Castle Towers LLC (A)
   5.074% due 06/15/35                                    150             146
Deutsche ALT-A Securities, Inc. Alternate Loan
   Trust
   Series 2003-3 Class 2A3
   4.500% due 10/25/33                                     52              52
Deutsche Mortgage Securities, Inc.
   Series 2004-4 Class 1A2
   4.010% due 04/25/34                                      7               7
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                    569             583
Downey Savings & Loan Association Mortgage Loan
   Trust (E)
   Series 2004-AR3 Class 1A1B
   5.206% due 07/19/44                                    427             432
Fannie Mae
   15 Year TBA (I)
   4.500%                                              10,950          10,585
   5.000%                                               9,720           9,585
   5.500%                                               1,120           1,127
   30 Year TBA (I)
   4.500%                                               1,235           1,154
   5.000%                                              14,560          14,009
   5.500%                                              12,425          12,254
   6.000%                                               3,415           3,472

 104  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   7.000%                                              14,340          14,990
   7.500%                                                 180             190
   6.000% due 2016                                         39              40
   5.000% due 2017                                         14              14
   5.500% due 2017                                         56              56
   6.000% due 2017                                         76              78
   6.500% due 2017                                        150             154
   5.000% due 2018                                      1,298           1,280
   10.000% due 2018                                        49              54
   5.000% due 2020                                      3,419           3,375
   5.500% due 2020                                        250             252
   10.000% due 2024                                        55              60
   5.255% due 2025 (E)                                     41              42
   5.500% due 2025                                        495             492
   5.258% due 2026 (E)                                    288             294
   7.500% due 2027                                         20              21
   7.000% due 2028                                         48              50
   5.500% due 2029                                        689             681
   6.500% due 2029                                          4               4
   7.000% due 2029                                        125             130
   7.500% due 2029                                        130             136
   8.000% due 2029                                         11              11
   8.500% due 2029                                          4               5
   7.000% due 2030                                          8               8
   7.500% due 2030                                         85              89
   8.500% due 2030                                        409             440
   9.500% due 2030                                        112             122
   7.000% due 2031                                        218             228
   7.500% due 2031                                        325             343
   8.000% due 2031                                        441             472
   8.500% due 2031                                        406             436
   6.000% due 2032                                      1,201           1,213
   6.500% due 2032                                        323             332
   7.000% due 2032                                        400             418
   7.500% due 2032                                        286             303
   8.000% due 2032                                         54              57
   4.689% due 2033 (E)                                  1,080           1,074
   5.000% due 2033                                      1,423           1,377
   5.500% due 2033                                      2.600           2,568
   6.500% due 2033                                        689             707
   5.000% due 2034                                        877             849
   5.500% due 2034                                     17,703          17,499
   6.000% due 2034                                      1,060           1,070
   6.500% due 2034                                         --              --
   7.500% due 2034                                        255             269
   4.510% due 2035 (E)                                  1,738           1,723
   4.841% due 2035 (E)                                  1,764           1,744
   5.000% due 2035                                        237             230
   5.500% due 2035                                     43,795          43,222
   6.000% due 2035                                      2,745           2,769
   6.500% due 2035                                      1,104           1,133
   7.000% due 2035                                        171             178
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                    866             890

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 1996-46 Class ZA
   7.500% due 11/25/26                                    109             116
   Series 1997-281 Class 2
   Interest Only STRIP
   9.000% due 11/01/26                                     53              14
   Series 2000-306 Class IO
   Interest Only STRIP
   8.000% due 05/01/30                                     58              14
   Series 2001-317 Class 2
   Interest Only STRIP
   8.000% due 08/01/31                                     61              13
   Series 2002-320 Class 2
   Interest Only STRIP
   7.000% due 03/01/32                                     28               7
   Series 2002-50 Class SC (E) Interest Only
   STRIP
   4.063% due 12/25/29                                     38               1
   Series 2003-122 Class AJ
   4.500% due 02/25/28                                    183             179
   Series 2003-16 Class NI
   Interest Only STRIP
   5.000% due 02/25/15                                    371              21
   Series 2003-25 Class IK
   Interest Only STRIP
   7.000% due 04/25/33                                    136              29
   Series 2003-32 Class UI
   Interest Only STRIP
   6.000% due 05/25/33                                    162              36
   Series 2003-33 Class IA
   Interest Only STRIP
   6.500% due 05/25/33                                  1,082             234
   Series 2003-35 Class IU
   Interest Only STRIP
   6.000% due 05/25/33                                    215              48
   Series 2003-35 Class UI
   Interest Only STRIP
   6.500% due 05/25/33                                    221              50
   Series 2003-64 Class JI
   Interest Only STRIP
   6.000% due 07/25/33                                    203              45
   Series 2003-82 Class WI
   Interest Only STRIP
   6.000% due 08/25/32                                     46               5
   Series 2004-27 Class JC
   5.000% due 05/25/34                                     29              28
Fannie Mae Grantor Trust
   Series 2001-T8 Class A2
   9.500% due 07/25/41                                    101             111

                                                      Fixed Income III Fund  105

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-T4 Class A2
   3.930% due 02/25/20                                    197             196
   Series 2004-T4 Class A3
   4.420% due 08/25/24                                    185             183
   Series 2005-T2 Class 1A1 (E)
   3.712% due 11/28/35                                    125             125
Fannie Mae Whole Loan
   Series 2003-W14 Class 1A5
   4.710% due 09/25/43                                      9               9
   Series 2003-W17 Class 1A6
   5.310% due 08/25/33                                  1,700           1,656
   Series 2003-W18 Class 1A5
   4.610% due 08/25/43                                    190             188
   Series 2004-W11 Class 1A2
   6.500% due 05/25/44                                    294             301
   Series 2004-W9 Class 2A1
   6.500% due 02/25/44                                    150             154
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2003-58 Class 1A2
   3.108% due 05/25/35                                     61              61
   Series 2003-58 Class 2A
   6.500% due 09/25/43                                    140             143
   Series 2004-H01 Class A1
   2.614% due 07/15/11                                    545             540
Federal National Mortgage Association
   Series 2003-82 Class IA
   Interest Only STRIP
   6.000% due 08/25/32                                    219              34
First Horizon Alternative Mortgage Securities
   Series 2004-FA1 Class 1A1
   6.250% due 10/25/34                                    466             472
First Horizon Asset Securities, Inc.
   Series 2003-5 Class 1A17
   8.000% due 07/25/33                                     61              64
   Series 2004-AR5 Class 4A1 (E)
   5.698% due 10/25/34                                    173             169
   Series 2004-AR7 Class 1A1 (E)
   4.473% due 02/25/35                                    344             344
First Union-Lehman Brothers-Bank of America
   Series 1998-C2 Class A2
   6.560% due 11/18/35                                     18              19
Freddie Mac
   15 Year TBA (I)
   5.000%                                                 775             764
   30 Year TBA (I)
   5.000%                                               7,185           6,911
   5.500%                                               7,000           6,908
   6.000%                                                 450             454
   6.000% due 2016                                         69              71
   8.500% due 2017                                         74              80
   10.500% due 2017                                        28              32

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.000% due 2018                                        122             120
   5.500% due 2019                                        661             665
   10.000% due 2020                                        74              81
   5.500% due 2024                                        952             946
   8.500% due 2025                                         28              30
   5.496% due 2027 (E)                                     80              82
   4.744% due 2028 (E)                                     56              57
   5.355% due 2028 (E)                                     54              55
   5.638% due 2030 (E)                                     10              10
   7.000% due 2030                                        124             131
   7.500% due 2030                                        186             197
   8.000% due 2030                                        100             106
   7.000% due 2031                                        232             244
   8.000% due 2031                                         32              34
   7.500% due 2032                                        133             141
   5.000% due 2033                                        427             412
   6.500% due 2033                                         71              73
   3.733% due 2034 (E)                                    165             166
   4.911% due 2034 (E)                                  1,340           1,324
   6.000% due 2034                                        449             453
   Series 1991-103 Class Z
   9.000% due 02/15/21                                     90              90
   Series 1994-173 Class Z
   7.000% due 05/15/24                                    149             155
   Series 1999-212 Class SG (E)
   Interest Only STRIP
   3.000% due 06/17/27                                    660              31
   Series 2001-232 Class ZQ
   6.500% due 06/15/31                                    566             592
   Series 2003-255 Class QX
   4.750% due 06/15/27                                    210             209
   Series 2003-259 Class IQ
   Interest Only STRIP
   5.000% due 06/15/17                                    391              53
   Series 2003-261 Class DI
   Interest Only STRIP
   5.500% due 05/15/27                                    274              12
   Series 2003-261 Class UI
   Interest Only STRIP
   6.500% due 05/15/33                                    147              30

 106  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-263 Class YH
   3.500% due 08/15/22                                  1,065           1,056
   Series 2003-264 Class IM
   Interest Only STRIP
   7.000% due 07/15/33                                    194              45
   Series 2003-266 Class MA
   4.500% due 10/15/31                                    336             330
   Series 2004-287 Class GC
   5.000% due 11/15/29                                    170             166
   Series 2004-288 Class OE
   5.000% due 01/15/30                                    290             286
   Series 2004-289 Class PC
   5.000% due 07/15/30                                    340             332
   Series 2004-290 Class LC
   5.500% due 12/15/17                                    250             252
   Series 2005-291 Class KP
   5.000% due 11/15/29                                    215             210
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                    407              70
   Series 2005-293 Class PC
   5.000% due 09/15/30                                    335             327
   Series 2005-302 Class MB
   5.000% due 12/15/28                                    200             197
   Series 2005-R00 Class AE
   4.375% due 04/15/15                                    326             318
Freddie Mac Gold
   15 Year TBA (I)
   5.500%                                                 550             553
   5.500% due 2019                                        466             469
   5.500% due 2020                                      3,987           4,014
   8.500% due 2027                                        136             147
   7.500% due 2030                                         90              95
   7.500% due 2031                                         21              22
   5.000% due 2033                                        359             350
   7.000% due 2033                                         55              57
   Series 1998-191 Class IO
   Interest Only STRIP
   8.000% due 01/01/28                                     43               9
   Series 1998-194 Class IO
   Interest Only STRIP
   6.500% due 04/01/28                                    140              30
   Series 2001-212 Class IO
   Interest Only STRIP
   6.000% due 05/01/31                                    110              25
   Series 2001-215 Class IO
   Interest Only STRIP
   8.000% due 06/01/31                                     85              19
GE Capital Commercial Mortgage Corp.
   Series 2002-1A Class A3
   6.269% due 12/10/35                                    250             264
   Series 2005-C2 Class A2
   4.706% due 05/10/43                                    475             467

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2005-C3 Class A3FX
   4.863% due 07/10/45                                     20              20
Ginnie Mae I
   30 Year TBA (I)
   6.500%                                                 290             301
   10.500% due 2016                                        25              28
   11.000% due 2020                                        77              84
   10.000% due 2022                                        62              69
   7.500% due 2024                                         25              28
   7.500% due 2032                                         42              44
Ginnie Mae II (E)
   3.750% due 2023                                         30              31
   4.125% due 2023                                         78              78
   3.750% due 2024                                        218             221
   4.125% due 2024                                        222             224
   3.750% due 2025                                          7               7
   4.375% due 2025                                        277             280
   4.125% due 2026                                        105             106
   3.750% due 2027                                        139             141
   4.125% due 2027                                         13              13
   4.375% due 2027                                        180             181
   4.375% due 2028                                          5               6
   4.375% due 2030                                        368             369
Global Signal Trust (A)
   Series 2004-2A Class A
   4.232% due 12/15/14                                    225             217
GMAC Commercial Mortgage Securities, Inc.
   Series 1998-C2 Class A2
   6.420% due 05/15/35                                    194             200
Government National Mortgage Association
   Series 1999-27 Class SE (E)
   Interest Only STRIP
   4.630% due 08/16/29                                    218              20
   Series 1999-44 Class SA (E)
   Interest Only STRIP
   4.580% due 12/16/29                                    228              19
   Series 2000-29 Class S (E)
   Interest Only STRIP
   4.500% due 09/20/30                                     67               4
   Series 2002-27 Class SA (E)
   Interest Only STRIP
   4.030% due 05/16/32                                     99               6

                                                      Fixed Income III Fund  107

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2002-62 Class B
   4.763% due 01/16/25                                    160             159
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                    435             436
   Series 2005-GG5 Class A41
   5.243% due 04/10/37                                  1,040           1,045
   Series 2005-GG5 Class A5
   5.224% due 04/10/37                                    230             231
GSMPS Mortgage Loan Trust (A)
   Series 1998-3 Class A
   7.750% due 09/19/27                                     70              74
   Series 1999-3 Class A
   8.000% due 08/19/29                                    119             126
   Series 2005-RP1 Class 1A3
   8.000% due 01/25/35                                    204             217
   Series 2005-RP1 Class 1A4
   8.500% due 01/25/35                                    117             127
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.412% due 06/25/34                                    647             634
   Series 2005-AR6 Class 2A1 (E)
   4.541% due 09/25/35                                  1,800           1,768
Harborview Mortgage Loan Trust
   Series 2004-5 Class 2A2A
   3.316% due 06/19/34                                    176             176
   Series 2005-10 Class 2A1B (E)
   4.377% due 11/19/35                                    499             500
   Series 2005-5 Class 2A1B (E)
   4.287% due 07/19/45                                    337             337
Impac CMB Trust (E)
   Series 2004-3 Class 1A
   4.288% due 06/25/34                                    280             280
Impac Secured Assets CMN Owner Trust (E)
   Series 2004-3 Class 1A1
   4.238% due 11/25/34                                     92              92
Indymac Index Mortgage Loan Trust
   5.910% due 02/15/35                                    375             379
IndyMac Index Mortgage Loan Trust
   Series 2004-AR4 Class 1A
   4.669% due 08/25/34                                    456             455
   Series 2005-AR2 Class 1A21
   5.910% due 12/25/35                                    375             379
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C1 Class A3
   5.376% due 07/12/37                                    220             222
   Series 2003-C1 Class A2
   4.985% due 01/12/37                                    337             333
   Series 2004-FL1 Class A1 (E)(A)
   4.140% due 04/16/19                                    358             358

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                    588             571
   Series 2005-CB1 Class A4
   5.335% due 08/12/37                                    555             555
JP Morgan Mortgage Trust
   Series 2005-A6 Class 1A2
   5.158% due 09/25/35                                    475             468
LB-UBS Commercial Mortgage Trust
   Series 2004-C4 Class A3
   4.985% due 06/15/29                                  1,055           1,057
   Series 2005-C5 Class A2
   4.885% due 09/15/30                                    415             411
Mastr Alternative Loans Trust
   Series 2003-6 Class 3A1
   8.000% due 09/25/33                                     54              55
   Series 2005-3 Class 7A1
   6.000% due 04/25/35                                    327             329
   Series 2003-9 Class 1A1
   5.500% due 12/25/18                                    195             195
Mastr Reperforming Loan Trust (A)
   Series 2005-1 Class 1A5
   8.000% due 08/25/34                                    292             309
   Series 2005-2 Class 1A4
   8.000% due 05/25/35                                    382             405
Mastr Specialized Loan Trust (A)
   5.150% due 07/25/35                                    253             250
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   4.210% due 06/15/30                                    457             456
Merrill Lynch Mortgage Investors, Inc. (E)
   Series 2005-A6 Class 2A1
   4.158% due 08/25/35                                    668             668
Merrill Lynch Mortgage Trust
   4.351% due 11/15/10                                    105             104
   4.330% due 11/25/10                                    105             104
   Series 2002-MW1 Class J (A)
   5.695% due 07/12/34                                    185             176
   Series 2004-BPC Class A3
   4.467% due 10/12/41                                    115             111
   Series 2004-MKB Class A2
   4.353% due 02/12/42                                    580             567
   Series 2005-CIP Class A2
   4.960% due 07/12/38                                    585             580
   Series 2005-CIP Class B
   5.101% due 07/12/38                                    125             123
Morgan Stanley Capital I
   Series 2005-HQ6 Class A2A
   4.882% due 08/13/42                                    215             212

 108  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Nomura Asset Acceptance Corp.
   Series 2004-AP2 Class A2
   4.099% due 07/25/34                                     93              93
   Series 2005-WF1 Class 2A2
   4.786% due 03/25/35                                    415             409
Prime Mortgage Trust
   Series 2004-2 Class A2
   4.750% due 11/25/19                                    382             377
   Series 2004-CL1 Class 1A1
   6.000% due 02/25/34                                    104             104
   Series 2004-CL1 Class 1A2 (E)
   4.438% due 02/25/34                                     69              69
   Series 2004-CL1 Class 2A2 (E)
   4.438% due 02/25/19                                     35              35
Residential Accredit Loans, Inc.
   Series 2005-QA8 Class NB3
   5.527% due 07/25/35                                    598             597
Residential Asset Mortgage Products, Inc.
   Series 2004-SL1 Class A3
   7.000% due 11/25/31                                    115             117
   Series 2004-SL4 Class A3
   6.500% due 07/25/32                                    190             194
   Series 2005-SL1 Class A2
   6.000% due 05/25/32                                    308             313
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   4.488% due 02/25/34                                  1,013           1,015
Residential Funding Mortgage
   Sec I (E)
   Series 2003-S5 Class 1A2
   4.488% due 11/25/18                                    491             493
Small Business Administration Participation
   Certificates
   Series 2005-20G Class 1
   4.750% due 07/01/25                                  1,600           1,562
Structured Adjustable Rate Mortgage Loan Trust
   Series 2004-18 Class 5A
   5.500% due 12/25/34                                    191             190
Structured Asset Securities Corp.
   Series 2002-22H Class 1A
   6.994% due 11/25/32                                     46              47
   Series 2004-12H Class 1A
   6.000% due 05/25/34                                    192             192
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                  1,105           1,082
Thornburg Mortgage Securities Trust (E)
   Series 2004-2 Class A2
   4.188% due 06/25/44                                     48              48
   Series 2005-3 Class 1A1
   4.268% due 10/25/35                                    447             447

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust
   Series 2005-C16 Class A2
   4.380% due 10/15/41                                  1,095           1,066
Washington Mutual (E)
   Series 2005-AR1 Class A1B1
   4.4210% due 12/25/45                                   525             525
Washington Mutual, Inc.
   Series 2003-AR4 Class A7 (E)
   3.950% due 05/25/33                                     50              49
   Series 2003-AR9 Class 1A7 (E)
   4.056% due 09/25/33                                    210             206
   Series 2004-AR1 Class A2C (E)
   4.135% due 07/25/44                                     87              87
   Series 2004-AR1 Class A3 (E)
   4.135% due 10/25/44                                    224             225
   Series 2004-CB3 Class 4A
   6.000% due 10/25/19                                    286             290
   Series 2005-AR1 Class 1A1
   4.845% due 10/25/35                                    673             668
   Series 2005-AR1 Class 1B14
   4.421% due 12/25/45                                    525             525
   Series 2005-AR1 Class A1A1 (E)
   4.328% due 10/25/45                                    200             200
   Series 2005-AR1 Class A1B1 (E)
   4.328% due 08/25/45                                    414             414
   4.298% due 10/25/45                                    700             700
   Series 2005-AR3 Class A1
   4.651% due 03/25/35                                    286             282
   Series 2005-AR6 Class B3 (E)
   4.698% due 04/25/45                                    425             425
Washington Mutual, Inc.l
   Series 2004-CB3 Class 1A
   6.000% due 10/25/34                                    109             110
Wells Fargo Mortgage Backed Securities Trust
   Series 2004-DD Class 2A3 (E)
   4.528% due 01/25/35                                    280             275
   Series 2004-I Class 1A1
   3.385% due 07/25/34                                    363             363

                                                      Fixed Income III Fund  109

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-T Class A1 (E)
   3.453% due 09/25/34                                    340             338
   Series 2005-AR1 Class 2A1
   4.947% due 10/25/35                                    284             282
                                                                 ------------
                                                                      245,657
                                                                 ------------

Municipal Bonds - 1.0%
Badger TOB Asset Securitization Corp. Revenue
   Bonds, weekly demand
   6.375% due 06/01/32                                    800             850
California State University Revenue Bonds,
   weekly demand (u)
   5.000% due 11/01/30                                    140             145
City of Colorado Springs Colorado Revenue Bonds,
   weekly demand
   5.000% due 11/15/33                                    200             205
City of Forsyth Montana Revenue Bonds, annual
   demand (E)
   5.200% due 05/01/33                                     70              73
City of New York New York General Obligation
   Unlimited, weekly demand
   5.000% due 03/01/30                                    100             102
Colorado Department of Transportation Revenue
   Bonds (u)
   5.000% due 12/15/13                                    480             518
Golden State Tobacco Securitization Corp.
   Revenue Bonds
   6.250% due 06/01/33                                    435             477
   5.625% due 06/01/38                                    140             156
Liberty Development Corp. Revenue Bonds
   5.250% due 10/01/35                                    100             109
Massachusetts School Building Authority Revenue
   Bonds, weekly demand (u)
   5.000% due 08/15/30                                    305             315
New Jersey Economic Development Authority
   Revenue Bonds, weekly demand
   5.750% due 06/15/34                                    235             246
New York State Urban Development Corp. Revenue
   Bonds, weekly demand (u)
   5.250% due 03/15/34                                    180             191
Sales Tax Asset Receivables Corp. Revenue Bonds,
   weekly demand (u)
   5.250% due 10/15/27                                    215             230

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
State of California General Obligation Unlimited
   5.250% due 07/01/13                                    190             208
   5.000% due 02/01/33                                    100             101
State of Illinois General Obligation Unlimited
   5.100% due 06/01/33                                    150             144
State of Oregon General Obligation Unlimited
   5.892% due 06/01/27                                    175             185
State of Texas General Obligation Unlimited,
   weekly demand
   4.750% due 04/01/35                                    250             251
University of Illinois Revenue Bonds, weekly
   demand (u)
   5.000% due 04/01/29                                  1,500           1,545
West Virginia Economic Development Authority
   Revenue Bonds
   5.370% due 07/01/20 (u)                                 65              65
   6.070% due 07/01/26                                    200             208
                                                                 ------------
                                                                        6,324
                                                                 ------------

Non-US Bonds - 1.3%
Brazilian Government International Bond
   12.500% due 01/05/16                          BRL      480             450
Canada Housing Trust No. 1
   3.750% due 03/15/10                           CAD      554             466
Canadian Government Bond
   3.000% due 12/01/36                           CAD      104             115
Deutsche Bundesrepublik
   5.000% due 07/04/11                           EUR      457             603
General Motors Corp. (A)
   7.250% due 07/03/13                           EUR      100              93
KBC Bank Funding Trust I
   6.875% due 06/30/49                           EUR      600             803
Poland Government Bond
   5.750% due 03/24/10                           PLN    1,403             433
   6.250% due 10/24/15                           PLN    2,034             659
Province of Ontario
   4.500% due 03/08/15                           CAD      215             184
Province of Quebec Canada
   5.000% due 12/01/15                           CAD      410             360
Russia Paris Club Participant (A)
   1.975% due 08/20/20                           JPY   17,343             149
Sweden Government Bond
   4.000% due 12/01/09                           SEK    2,260             297
   4.500% due 08/12/15                           SEK    1,090             151
   5.000% due 12/01/20                           SEK      655              97

 110  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United Kingdom Gilt
   5.750% due 12/07/09                           GBP      900           1,677
   8.000% due 09/27/13                           GBP      254             559
   8.000% due 06/07/21                           GBP      224             559
                                                                 ------------
                                                                        7,655
                                                                 ------------

Registered Investment Company Funds - 0.0%
Pacific Investment Management Co.
   Series High Yield Portfolio Institutional            6,541              54
                                                                 ------------

United States Government Agencies - 1.1%
Fannie Mae
   3.875% due 02/15/10 (N)                              1,075           1,040
   4.375% due 03/15/13 (N)                                435             422
   Principal Only STRIP
   Zero coupon due 10/09/19                               120              56
Financing Corp.
   Principal Only STRIP
   Zero coupon due 05/11/16                               130              76
   Zero coupon due 06/06/16                               380             223
   Zero coupon due 12/27/16                               450             256
   Zero coupon due 10/06/17                               735             405
   Zero coupon due 11/11/17                                45              24
   Zero coupon due 11/30/17                               810             442
   Zero coupon due 08/03/18                               755             397
   Zero coupon due 11/02/18                               770             400
   Zero coupon due 12/27/18                                40              21
   Zero coupon due 04/05/19                               475             241
   Zero coupon due 09/26/19                               790             390
Freddie Mac
   4.000% due 08/17/07 (N)                                650             643
   2.750% due 03/15/08                                    280             268
   4.000% due 12/15/09 (N)                              1,080           1,051
   5.125% due 11/07/13                                    530             530
                                                                 ------------
                                                                        6,885
                                                                 ------------

United States Government Treasuries - 19.0%
United States Treasury Bonds (N) Principal Only
   STRIP
   Zero coupon due 02/15/25                             2,450             959
   Zero coupon due 02/15/27                             2,450             878
United States Treasury Inflation Indexed Bonds
   3.375% due 01/15/07 (sec.)                             992           1,017
   0.875% due 04/15/10 (N)                                461             443
   3.000% due 07/15/12 (N)                              1,272           1,360
   2.000% due 07/15/14 (N)                              6,891           6,909
   1.875% due 07/15/15 (N)                                434             430
   2.375% due 01/15/25                                    313             325
   3.625% due 04/15/28 (N)                                364             463

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United States Treasury Notes
   3.500% due 11/15/06 (N)                              7,850           7,782
   3.125% due 05/15/07 (N)                              3,900           3,827
   4.375% due 05/15/07 (N)                              4,180           4,180
   3.500% due 05/31/07 (N)                                365             360
   3.625% due 06/30/07 (N)                             19,425          19,184
   3.875% due 07/31/07 (N)                              3,595           3,566
   4.125% due 08/15/08                                    200             199
   3.500% due 02/15/10 (N)                                200             193
   3.875% due 05/15/10 (N)                              8,655           8,443
   4.125% due 08/15/10 (N)                                935             921
   3.875% due 09/15/10 (N)                                185             180
   5.000% due 08/15/11 (N)                                350             359
   3.875% due 02/15/13 (N)                              4,650           4,464
   4.250% due 08/15/13 (N)                              3,105           3,045
   Principal Only STRIP
   Zero coupon due 11/15/13 (N)                         1,635           1,132
   4.750% due 05/15/14 (N)                              9,499           9,618
   4.250% due 08/15/15 (N)                              2,235           2,181
   8.750% due 05/15/17 (N)                                775           1,052
   8.125% due 08/15/19 (N)                              4,950           6,610
   7.875% due 02/15/21 (N)                                100             133
   6.250% due 08/15/23 (N)                              4,900           5,719
   7.625% due 02/15/25 (N)                              1,450           1,953
   6.000% due 02/15/26 (N)                              7,550           8,680
   6.375% due 08/15/27 (N)                                745             899
   6.125% due 08/15/29 (N)                              3,910           4,635
   5.375% due 02/15/31 (N)(sec.)                        3,540           3,861
                                                                 ------------
                                                                      115,960
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $537,467)                                                       534,646
                                                                 ------------

PREFERRED STOCKS - 0.1%
Financial Services - 0.1%
DG Funding Trust (A)                                       59             633
                                                                 ------------

Producer Durables - 0.0%
Nexen, Inc.                                             4,055             104
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $723)                                                               737
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Consumer Discretionary - 0.0%
Travelcenters of America, Inc. (AE)
   2009 Warrants                                           20              --
                                                                 ------------

                                                      Fixed Income III Fund  111

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Materials and Processing - 0.0%
Solutia, Inc. (AE)(A)
   2009 Warrants                                          450              --
                                                                 ------------

Miscellaneous - 0.0%
Mexico Government International Bond Value
   Recovery Rights (AE)
   Series E                                         1,300,000              33
   Series D                                         1,996,000              41
                                                                 ------------
                                                                           74
                                                                 ------------

Utilities - 0.0%
GT Group Telecom, Inc. (AE)(A)
   2010 Warrants                                          450              --
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $83)                                                                 74
                                                                 ------------

                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Apr 2006 0.00 Call (1)                               2,000               3
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.250% (Fund Receives)
   Oct 2006 0.00 Call (2)                               5,000               7
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Oct 2006 0.00 Call (3)                              12,900              33
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $83)                                                                 43
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)        MARKET
                                                  OR SHARES         VALUE
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 26.3%
ANZ Delaware, Inc. (c)(z)
   3.790% due 12/27/05                                  2,900           2,883
ANZ National, Ltd. Commercial Paper (z)
   4.085% due 01/17/06                                  2,100           2,079
Brazilian Government International Bond (E)
   5.188% due 04/15/06                                     76              76
Capital Auto Receivables Asset Trust (E)(A)
   Series 2005-1 Class A1
   3.980% due 06/15/06                                      4               4
Caremark Rx, Inc.
   7.375% due 10/01/06                                    410             418
CBA (DE) Finance Discount Note (c)(z)
   3.680% due 11/14/05                                  4,700           4,694
   3.910% due 12/28/05                                    600             596
CSX Corp. (E)
   4.010% due 08/03/06                                     93              93
Danske Corp. (z)
   4.030% due 02/06/06                                    900             887
Dexia Delaware (c)(z)
   3.610% due 11/01/05                                  1,100           1,100
DNB Nor Bank ASA (c)(z)
   3.530% due 11/07/05                                  4,400           4,397
   3.590% due 11/18/05                                    300             299
Duke Capital Corp.
   4.302% due 05/18/06                                     95              95
Fannie Mae (N)(E)
   3.799% due 09/22/06                                    600             600
Fannie Mae Discount Notes (z)
   3.765% due 01/18/06                                  1,900           1,868
   3.994% due 03/29/06                                    300             294
Federal Home Loan Bank Discount Note (c)(z)
   Zero coupon due 11/09/05                             5,000           4,996
Ford Motor Credit Co.
   6.875% due 02/01/06                                    300             300
France Telecom SA
   7.200% due 03/01/06                                    750             756
Frank Russell Investment Company Money Market
   Fund                                            91,310,000          91,310
General Electric Capital Corp. Discount Notes
   (c)(z)
   3.700% due 11/15/05                                  1,600           1,598
   3.910% due 12/27/05                                  2,600           2,584

 112  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL
                                                  AMOUNT ($)        MARKET
                                                  OR SHARES         VALUE
-----------------------------------------------------------------------------
General Motors Acceptance Corp. (E)
   5.070% due 04/13/06                                  1,100           1,095
GTE Hawaiian Telephone Co.
   Series A
   7.000% due 02/01/06                                    195             195
   Series B
   7.375% due 09/01/06                                     65              65
HBOS Treasury Services, PLC (c)(z)
   3.760% due 11/30/05                                  2,800           2,792
ING US Funding, LLC (c)(z)
   3.760% due 12/01/05                                  2,700           2,692
ITT Corp.
   6.750% due 11/15/05                                    600             600
Kerr-McGee Corp.
   5.875% due 09/15/06                                     20              20
Liberty Media Corp. (E)
   5.370% due 09/17/06                                    242             244
Midland Funding II
   Series B
   13.250% due 07/23/06                                   162             170
Monongahela Power Co.
   5.000% due 10/01/06                                    210             210
Nisource Finance Corp.
   7.625% due 11/15/05                                     95              95
Nordea North America, Inc. (c)(z)
   3.685% due 12/09/05                                  3,700           3,686
Power Contract Financing LLC (A)
   5.200% due 02/01/06                                     79              79
Preliminary AM
   5.500% due 11/30/05                                    625             636
Rabobank USA Financial Corp. (c)(z)
   3.620% due 11/28/05                                  3,400           3,391
   3.855% due 12/23/05                                  1,900           1,889
   3.905% due 12/30/05                                    100              99
RC Trust 1 Equity Preferred
   3.500% due 05/15/06                                    420             212
Skandin Ens Banken AG (z)
   4.070% due 09/19/06                                    400             396
Smurfit Capital Funding PLC
   6.750% due 11/20/05                                    360             360
Societe Generale (c)(z)
   3.700% due 11/17/05                                  4,600           4,592
   3.770% due 12/19/05                                    600             597
Spintab Swedish Mortgage (c)(z)
   3.730% due 12/01/05                                    300             299
   3.775% due 12/12/05                                    400             398
Sprint Capital Corp.
   4.780% due 08/17/06                                    185             185
Swedbank (z)
   4.075% due 01/20/06                                  4,700           4,651

                                                  PRINCIPAL
                                                  AMOUNT ($)        MARKET
                                                  OR SHARES         VALUE
-----------------------------------------------------------------------------
TXU Corp.
   Series J
   6.375% due 06/15/06                                     40              40
UBS Financial Del, LLC (z)
   3.635% due 11/28/05 (c)                              1,700           1,695
   3.670% due 11/30/05 (c)                              1,000             997
   3.760% due 12/01/05 (c)                                400             399
   3.945% due 01/26/06                                  2,200           2,172
United States Treasury Bills
   3.360% due 12/15/05 (c)(z)(sec.)                        25              25
   3.380% due 12/15/05 (c)(z)(sec.)                        25              25
   3.587% due 12/15/05 (c)(z)(sec.)                        25              25
   3.349% due 01/12/06 (z)(sec.)                          200             197
   3.670% due 03/16/06 (z)(sec.)                           75              74
   3.715% due 03/30/06 (N)                                175             172
United States Treasury Notes (N)
   4.625% due 05/15/06                                  1,820           1,824
   7.000% due 07/15/06                                    170             173
Viacom, Inc. (c)(z)
   4.270% due 11/30/05                                    300             299
   4.330% due 12/07/05                                    600             597
Westpac Capital Corp. (c)(z)
   3.730% due 12/09/05                                    500             498
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $160,875)                                                       160,787
                                                                 ------------

OTHER SECURITIES - 21.1%
Frank Russell Investment Company
   Money Market Fund (X)                           42,136,071          42,136
State Street Securities Lending
   Quality Trust (X)                               86,332,829          86,333
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $128,469)                                                       128,469
                                                                 ------------
TOTAL INVESTMENTS - 135.1%
(identified cost $827,700)                                            824,756
OTHER ASSETS AND LIABILITIES,
NET - (35.1%)                                                        (214,333)
                                                                 ------------
NET ASSETS - 100.0%                                                   610,423
                                                                 ============

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

                                                      Fixed Income III Fund  113

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Eurodollar Futures
   expiration date 03/06 (23)                               5,478                (39)
   expiration date 06/06 (78)                              18,559               (110)
   expiration date 09/06 (16)                               3,806                (13)
   expiration date 12/06 (43)                              10,230                 (8)
   expiration date 03/07 (86)                              20,465                (22)
   expiration date 06/07 (44)                              10,469                (16)
   expiration date 09/07 (13)                               3,093                 (6)

United States Treasury Bonds
   expiration date 12/05 (52)                               5,822               (212)

United States Treasury 2 Year Notes
   expiration date 12/05 (62)                              12,723                (61)

United States Treasury 5 Year Notes
   expiration date 12/05 (144)                             15,248               (221)

United States Treasury 10 Year Notes
   expiration date 12/05 (282)                             30,584               (331)

Short Positions
Germany, Federal Republic
   10 Year Bonds
   expiration date 12/05 (1)                                  144                  3

United States Treasury Bonds
   expiration date 12/05 (3)                                  336                  9

United States Treasury 5 Year Notes
   expiration date 12/05 (108)                             11,436                219

United States Treasury 10 Year Notes
   expiration date 12/05 (17)                               1,844                 44
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                   (764)
                                                                     ===============


See accompanying notes which are an integral part of the financial statements.

 114  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (6)                                   1,425                 (4)
   Dec 2006 95.25 Put (71)                                 16,907                (66)

Swaption
   USD Three Month LIBOR(Fund Pays)/
   USD 4.540% (Fund Receives)
   Apr 2006 0.00 Call (1)                                   1,000                 (3)

Swaption
   USD Three Month LIBOR(Fund Pays)/
   USD 4.300% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   1,000                 (4)

Swaption
   USD Three Month LIBOR(Fund Pays)/
   USD 4.310% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   1,000                 (4)

Swaption
   USD Three Month LIBOR(Fund Pays)/
   USD 4.540% (Fund Receives)
   Oct 2006 0.00 Call (2)                                   2,700                (18)

Swaption
   USD Three Month LIBOR(Fund Pays)/
   USD 4.560% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   3,000                (21)

Swaption
   GBP Six Month LIBOR(Fund Pays)/
   USD 4.500% (Fund Receives)
   Dec 2006 0.00 Put (1)                                    5,841                 (6)

United States Treasury Notes
   5 Year Futures
   Nov 2005 108.00 Call (12)                                1,296                 --
   Nov 2005 108.50 Call (3)                                   326                 --
   Nov 2005 109.00 Call (24)                                2,616                 --
   Nov 2005 106.00 Put (12)                                 1,272                 (5)
   Nov 2005 107.00 Put (11)                                 1,177                (13)

United States Treasury Notes
   10 Year Futures
   Nov 2005 114.00 Call (12)                                1,368                 --
   Nov 2005 108.00 Put (7)                                    756                 (2)
   Nov 2005 109.00 Put (17)                                 1,853                (14)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $175)                                                     (160)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                      Fixed Income III Fund  115

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             184      CAD           224    11/10/05                  5
USD             279      CAD           330    11/10/05                 --
USD             573      CAD           674    11/10/05                 (3)
USD             247      CAD           291    02/08/06                 --
USD              60      EUR            50    11/08/05                 --
USD           2,399      EUR         2,011    11/08/05                 12
USD             247      EUR           200    11/10/05                 (7)
USD             826      EUR           660    12/16/05                (33)
USD             876      EUR           700    12/16/05                (35)
USD             897      EUR           740    12/16/05                 (8)
USD             975      EUR           800    12/16/05                (14)
USD              95      JPY        10,950    11/10/05                 (1)
USD             153      JPY        17,620    11/10/05                 (1)
USD             182      JPY        19,989    11/10/05                (10)
USD             282      JPY        30,690    11/10/05                (17)
USD             571      JPY        61,856    11/10/05                (39)
USD           2,294      JPY       260,840    12/01/05                (45)
USD             375      JPY        43,000    12/05/05                 (4)
USD             891      JPY       100,000    12/05/05                (27)
USD           1,237      JPY       142,000    12/05/05                (12)
USD             250      JPY        28,565    02/08/06                 (1)
USD             656      NOK         4,237    11/10/05                 (4)
CAD             216      USD           182    11/10/05                 (1)
CAD             330      USD           281    11/10/05                  2
CAD             566      USD           472    11/10/05                 (7)
CAD             679      USD           571    11/10/05                 (4)
CAD             111      USD            95    11/21/05                 --
CAD             291      USD           250    02/08/06                  2
EUR           2,727      USD         3,284    11/08/05                 15
EUR             200      USD           245    11/10/05                  5
EUR             310      USD           377    12/05/05                  5
EUR             709      USD           855    12/05/05                  4
EUR           1,015      USD         1,235    12/05/05                 16
EUR              88      USD           106    01/26/06                 --
EUR             257      USD           312    02/08/06                  2
GBP              19      USD            35    11/10/05                  1
GBP             277      USD           499    11/10/05                  9
GBP             324      USD           585    11/10/05                 11
JPY           1,118      USD            10    11/10/05                  1
JPY          20,227      USD           184    11/10/05                 10
JPY          28,570      USD           253    11/10/05                  7
JPY          30,690      USD           279    11/10/05                 15
JPY          61,617      USD           563    11/10/05                 33
JPY              20      USD            --    02/08/06                 --
JPY          28,565      USD           247    02/08/06                 (1)

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
NOK             410      USD            66    11/10/05                  3
NOK           3,826      USD           595    11/10/05                  7
PLN           2,290      USD           706    02/08/06                 14
SEK           1,902      USD           250    11/10/05                 10
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                 (85)
                                                           ==============

See accompanying notes which are an integral part of the financial statements.

 116  Fixed Income III Fund

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               UNREALIZED
                                                       NOTIONAL                                               APPRECIATION
         FUND RECEIVES                COUNTER           AMOUNT            FUND PAYS          TERMINATION     (DEPRECIATION)
      UNDERLYING SECURITY              PARTY              $             FLOATING RATE            DATE              $
--------------------------------   --------------   --------------   --------------------   --------------   --------------
Lehman Brothers                                                      3 Month USD LIBOR
   CMBS Index-AAA                  Goldman                   1,780      minus 0.050%           01/01/06                 (20)
                                                                                                             --------------

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts                                               (20)
                                                                                                             ==============

INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
       COUNTER               NOTIONAL                                                    TERMINATION           VALUE
        PARTY                 AMOUNT          FUND RECEIVES          FUND PAYS               DATE                $
----------------------   -----------------   ----------------   --------------------   ----------------   ----------------
Barclays                   GBP       7,600   5.000%             Six Month LIBOR            06/15/07                     45
Barclays                   USD         700   4.000%             Three Month LIBOR          12/15/07                    (11)
Barclays                   USD       5,600   4.000%             Three Month LIBOR          12/15/10                   (227)
BNP Paribas                 EUR        900   2.090%             Consumer Price Index       10/15/10                     --
                                                                (France)
Goldman                    USD         200   4.000%             Three Month LIBOR          12/15/10                     (8)
Goldman                    USD         200   5.000%             Three Month LIBOR          12/15/15                     (1)
Lehman                     GBP       4,100   4.500%             Six Month LIBOR            09/20/09                    (29)
Merrill Lynch              USD       8,000   4.000%             Three Month LIBOR          12/15/07                   (126)
Merrill Lynch              GBP       5,600   4.500%             Six Month LIBOR            09/20/09                    (40)
Morgan Stanley             USD         700   4.000%             Three Month LIBOR          12/15/10                    (28)
                                                                                                          ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($223)                             (425)
                                                                                                          ================

CREDIT DEFAULT SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
                                                  NOTIONAL                                                            MARKET
        REFERENCE              COUNTER             AMOUNT                                       TERMINATION           VALUE
         ENTITY                 PARTY                 $            FUND RECEIVES FIXED RATE         DATE                $
-------------------------   --------------   -------------------   ------------------------   ----------------   ----------------
Dow Jones CDX High
Volatility Index            UBS                            5,000   0.900%                         06/20/10                    (60)
                                                                                                                 ----------------

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($65)                                     (60)
                                                                                                                 ================

  See accompanying notes which are an integral part of the financial statements.

                                                      Fixed Income III Fund  117

FRANK RUSSELL INVESTMENT COMPANY
FIXED INCOME III FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                       6.7
Corporate Bonds and Notes                                    12.8
International Debt                                            5.4
Mortgage-Backed Securities                                   40.3
Municipal Bonds                                               1.0
Non-US Bonds                                                  1.3
Registered Investment Company Funds                            --*
United States Government Agencies                             1.1
United States Government Treasuries                          19.0
Preferred Stocks                                              0.2
Warrants & Rights                                              --*
Options Purchased                                              --*
Short Term Investments                                       26.3
Other Securities                                             21.0
                                                  ---------------
Total Investments                                           135.1
Other Assets and Liabilities, Net                           (35.1)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)
Options Written                                              (--*)
Foreign Currency Exchange Contracts                          (--*)
Index Swap Contracts                                         (--*)
Interest Rate Swap Contracts                                 (0.1)
Credit Default Swaps                                         (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 118  Fixed Income III Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                 EMERGING MARKETS - CLASS S                MSCI EMF **
                                                                 --------------------------                -----------
*                                                                          10000                              10000
1996                                                                       11081                              10648
1997                                                                       11045                               9745
1998                                                                        7761                               6725
1999                                                                        9339                               9727
2000                                                                        8743                               8870
2001                                                                        6654                               6789
2002                                                                        7048                               7362
2003                                                                       10449                              10951
2004                                                                       12667                              13076
2005                                                                       17144                              17566

Emerging Markets Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 35.27%
5 Years                                14.42%S
10 Years                                5.54%S

Emerging Markets Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 34.94%
5 Years                                14.20%S
10 Years                                5.39%S

Emerging Markets Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 33.98%
5 Years                                13.40%S
10 Years                                4.88%S

MSCI Emerging Markets Free Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 34.34%
5 Years                                14.64%S
10 Years                                5.80%S

 120  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Emerging Markets Fund Class S, Class E and Class C Shares gained 35.27%, 34.94% and 33.98%, respectively. This compared to the MSCI Emerging Markets Index(SM), which gained 34.34% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, 2005, the Lipper(R) Emerging Markets Funds Average returned 32.17%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The strength of energy stocks over the period did not have a significant effect on Fund performance given the Fund's neutral position relative to the benchmark; however; stock selection within the energy sector was positive. Exposure to other cyclical stocks also benefited the Fund, as did an underweight in information technology stocks. An overweight position to Egypt was also a positive contributor to the Fund's performance.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's outperformance relative to the benchmark was a result of both strong country allocation and stock selection. All but one of the Fund's money managers were underweight Taiwan. This weighting, together with strong stock selection in Mexico, were the two biggest positive contributors to the Fund's performance in the period. Wells Capital Management Incorporated and Genesis Asset Managers, LLP had strong stock selection in Mexico. Egypt, a beneficiary of improving fundamentals and good economic data, was another source of excess returns. T. Rowe Price International, Inc. and Genesis added value to the Fund by being overweight to Egypt.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's money managers tended to outperform in months of strong gains for the emerging markets and generally kept pace with the index in weaker periods. These results were aided by strong sell disciplines and portfolio repositioning by the Fund's money managers, which allowed money managers to lock in gains.

Over the first few months of the fiscal year, value stocks outperformed, providing a favorable environment for value manager Alliance Capital Management, L.P. Alliance's strong performance in the early part of the fiscal year was largely due to stock selection in Korea, Mexico, India and South Africa. Country allocation decisions also added to Alliance's performance, particularly through underweighting Taiwan.

As the year progressed, growth and quality-oriented strategies gained favor in the market. In this environment, growth manager T. Rowe Price delivered good results. Its overweight position in Egypt, the top-performing country in the index, was the largest positive contributor to performance. T. Rowe Price also added value through strong stock selection in India and Turkey.

Market-oriented manager Arrowstreet Capital, L.P. also outperformed, helped by the momentum factors in its model. Focus on improving momentum led Arrowstreet to overweight Pakistan and Brazil and underweight Taiwan, and these actions contributed positively to the Fund's performance in the fiscal year.

The Fund's policy of being fully invested helped it keep pace with a strong performing market.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager line-up during the year.

                                                      Emerging Markets Fund  121

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


Alliance Capital Management, L.P.,
   through its Bernstein Investment
   Research & Management Unit               Value
Arrowstreet Capital, L.P.                   Market-Oriented
Genesis Asset Managers, LLP                 Market-Oriented
T. Rowe Price International, Inc.           Growth
Wells Capital Management Incorporated       Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Emerging Markets Fund Class S assumes initial investment on November 1,
      1995.

** The Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

++++ Emerging Markets Fund Class S performance has been linked with Class E to provide historical perspective. For the period September 22, 1998 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Emerging Markets Fund Class S and Class E performance has been linked with
      Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 122  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,176.10      $     1,011.34
Expenses Paid During
Period*                       $        15.08      $        13.94

* Expenses are equal to the Fund's annualized expense ratio of 2.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,180.20      $     1,015.07
Expenses Paid During
Period*                       $        11.05      $        10.21

* Expenses are equal to the Fund's annualized expense ratio of 2.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,181.60      $     1,016.38
Expenses Paid During
Period*                       $         9.62      $         8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                      Emerging Markets Fund  123

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 87.5%
Argentina - 0.1%
Acindar Industria Argentina de Aceros SA (AE)         155,000             261
Central Costanera SA Class T (AE)                     233,100             325
IRSA Inversiones y Representaciones SA (AE)                 6              --
IRSA Inversiones y Representaciones SA - GDR
   (AE)(N)                                             15,500             179
                                                                 ------------
                                                                          765
                                                                 ------------

Bermuda - 0.1%
Credicorp, Ltd. (N)                                    21,200             558
                                                                 ------------

Brazil - 7.1%
Banco do Brasil SA                                     36,400             669
Brasil Telecom Participacoes SA - ADR (N)              61,000           2,538
Braskem SA - ADR (AE)                                  42,079             715
Cia Brasileira de Distribuicao Grupo Pao de
   Acucar - ADR (N)                                    39,800           1,097
Cia de Bebidas das Americas - ADR (N)                  30,000           1,065
Cia de Bebidas das Americas - ADR                       4,820             135
Cia de Saneamento Basico do Estado de Sao Paulo    27,260,000           1,742
Cia Siderurgica Nacional SA                           180,333           3,464
Cia Vale do Rio Doce                                   43,700           1,808
Cia Vale do Rio Doce - ADR                            244,400           9,264
EDP - Energias do Brasil SA (AE)                       62,000             617
Empresa Brasileira de Aeronautica SA - ADR             22,000             854
Gerdau SA - ADR (N)                                   277,100           3,760
Gol Linhas Aereas Inteligentes SA - ADR (N)            13,300             461
Natura Cosmeticos SA                                  119,563           4,732
Petroleo Brasileiro SA                                280,156           4,435
Petroleo Brasileiro SA - ADR                          220,900          13,509
Tele Centro Oeste Celular Participacoes SA              1,064               9
Tele Centro Oeste Celular Participacoes SA - ADR
   (N)                                                 58,600             530
Tele Norte Leste Participacoes SA                      51,606           1,235
Tele Norte Leste Participacoes SA - ADR (N)           178,400           3,158
Unibanco - Uniao de Bancos Brasileiros SA - GDR        77,000           4,027
                                                                 ------------
                                                                       59,824
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Chile - 0.2%
Banco de Credito e Inversiones                         11,200             282
Coca-Cola Embonor SA - ADR (AE)(A)                    107,000             845
Embotelladora Andina SA Class B                        58,700             819
                                                                 ------------
                                                                        1,946
                                                                 ------------

China - 4.3%
Bank of Communications Co., Ltd. Class H (AE)       9,129,534           3,748
China Petroleum & Chemical Corp. Class H           14,665,254           5,891
China Shenhua Energy Co., Ltd. Class H (AE)         4,925,700           5,411
China Telecom Corp., Ltd. Class H                   1,648,000             537
Datang International Power Generation Co., Ltd.
   Class H                                            804,000             571
Huadian Power International Co. Class H               226,000              57
Jiangsu Express Class H                             1,579,400             835
Maanshan Iron & Steel Class H                         910,000             274
PetroChina Co., Ltd. Class H                       15,331,176          11,732
PetroChina Co., Ltd. - ADR (N)                         20,040           1,538
Ping An Insurance Group Co. of China, Ltd. Class
   H                                                1,044,500           1,674
Semiconductor Manufacturing International Corp.
   (AE)                                             2,698,400             360
Sinopec Shanghai Petrochemical Co., Ltd. Class H    3,189,000             970
Sinopec Yizheng Chemical Fibre Co., Ltd. Class H      628,000              95
Travelsky Technology, Ltd. Class H                    200,000             173
Yanzhou Coal Mining Co., Ltd. Class H               2,704,000           1,737
Zijin Mining Group Co., Ltd. Class H                  580,000             183
ZTE Corp. Class H                                     190,600             564
                                                                 ------------
                                                                       36,350
                                                                 ------------

Colombia - 0.4%
BanColombia SA                                        145,000             790
BanColombia SA - ADR (N)                               87,600           2,076
Inversiones Nacionales de Chocolates SA                54,121             220
                                                                 ------------
                                                                        3,086
                                                                 ------------

Croatia - 0.1%
Pliva DD - GDR                                         94,900           1,257
                                                                 ------------

 124  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ecuador - 0.3%
Holcim Ecuador SA - GDR (A)                            72,000           2,419
Holcim Ecuador SA - ADR (A)                            10,500             347
                                                                 ------------
                                                                        2,766
                                                                 ------------

Egypt - 2.3%
Commercial International Bank                         192,393           1,850
Commercial International Bank - GDR                    15,600             147
Egyptian Co. for Mobile Services                      151,932           5,017
Orascom Construction Industries                       246,364           8,342
Orascom Telecom Holding SAE                            16,570           1,649
Orascom Telecom Holding SAE - GDR (N)                   2,062             101
Vodafone Egypt Telecommunications SAE                 131,295           2,077
                                                                 ------------
                                                                       19,183
                                                                 ------------

Hong Kong - 2.4%
Beijing Enterprises Holdings, Ltd.                    150,000             230
Brilliance China Automotive Holdings, Ltd.            770,000             102
China Insurance International Holdings Co., Ltd.    1,350,000             488
China Mobile Hong Kong, Ltd.                        1,459,500           6,531
China Mobile Hong Kong, Ltd. - ADR (N)                 31,400             705
China Netcom Group Corp. Hong Kong, Ltd.              969,000           1,532
China Overseas Land & Investment, Ltd.              8,846,800           2,717
China Resources Power Holdings Co.                  2,636,000           1,585
China Unicom, Ltd.                                    724,000             556
Citic Pacific, Ltd.                                   145,000             377
CNOOC, Ltd.                                           931,500             605
Kingboard Chemical Holdings, Ltd.                     126,000             268
Luen Thai Holdings, Ltd.                              924,000             245
Silver Grant International                             48,000              12
Solomon Systemtech International, Ltd.              2,231,000             822
Techtronic Industries Co.                           1,243,800           3,069
Tom Group, Ltd. (AE)                                1,326,000             239
                                                                 ------------
                                                                       20,083
                                                                 ------------

Hungary - 2.3%
Magyar Telekom Rt.                                    534,545           2,538
Mol Magyar Olaj- es Gazipari Rt.                       71,971           6,712

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mol Magyar Olaj- es Gazipari Rt. - GDR                 28,400           2,620
OTP Bank Rt.                                          216,662           7,826
                                                                 ------------
                                                                       19,696
                                                                 ------------

India - 4.2%
Allahabad Bank                                        243,535             427
Andhra Bank                                           429,000             828
Arvind Mills, Ltd.                                    250,100             588
Ballarpur Industries, Ltd.                            115,100             264
Bank of Baroda                                        220,000           1,071
Bank of India                                          44,300             105
Bharti Televentures (AE)                              193,000           1,383
Chennai Petroleum Corp., Ltd.                         151,660             805
GAIL India, Ltd. - GDR (N)                             59,000           1,829
Genesis Indian Investment Co. (AE)                    670,419          16,807
I-Flex Solutions, Ltd.                                 41,900             829
Indian Overseas Bank                                  165,900             335
Infosys Technologies, Ltd.                             27,000           1,514
National Thermal Power Corp., Ltd.                    592,100           1,278
Oriental Bank of Commerce                             111,000             594
Petronet LNG, Ltd. (AE)                               804,000           1,036
PTC India, Ltd.                                       276,519             284
State Bank of India, Ltd. - GDR                        72,210           3,116
Suzlon Energy, Ltd. (AE)                               40,065             639
Union Bank Of India                                   118,000             297
Videsh Sanchar Nigam, Ltd.                            258,600           1,669
                                                                 ------------
                                                                       35,698
                                                                 ------------

Indonesia - 3.1%
Aneka Tambang Tbk PT                                4,667,646           1,190
Astra Agro Lestari Tbk PT                             244,789             130
Astra International Tbk PT                          4,153,777           3,821
Bank Central Asia Tbk PT                            5,909,181           1,885
Bank Danamon Indonesia Tbk PT                       1,754,700             681
Bank Mandiri Persero Tbk PT                        31,287,503           4,088
Bank Rakyat Indonesia                              28,587,272           6,932
Bumi Resources Tbk PT                              11,399,809             878
Indonesian Satellite Corp. Tbk PT                   1,273,500             613
Ramayana Lestari Sentosa Tbk PT                     6,547,500             466
Telekomunikasi Indonesia Tbk PT                    11,316,700           5,668
                                                                 ------------
                                                                       26,352
                                                                 ------------

Israel - 1.7%
Bank Hapoalim, Ltd.                                   974,800           3,732
Bank Leumi Le-Israel BM                             1,280,902           4,181
Check Point Software Technologies (AE)                 94,600           2,115
Discount Investment Corp.                              19,366             430
IDB Development Corp., Ltd.                            11,903             337

                                                      Emerging Markets Fund  125

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Israel Chemicals, Ltd.                                 98,129             372
Lipman Electronic Engineering, Ltd.                    30,000             667
Orbotech, Ltd. (AE)                                    30,200             656
Teva Pharmaceutical Industries, Ltd. - ADR (N)         52,800           2,013
                                                                 ------------
                                                                       14,503
                                                                 ------------

Luxembourg - 0.8%
Quilmes Industrial SA - ADR (N)(A)                      5,027             157
Tenaris SA                                                  1              --
Tenaris SA - ADR                                       59,668           6,554
                                                                 ------------
                                                                        6,711
                                                                 ------------
Malaysia - 1.2%
AirAsia BHD (AE)                                      425,900             180
Astro All Asia Networks PLC                           890,700           1,298
CIMB BHD                                              665,666           1,085
Hong Leong Bank BHD                                   177,700             247
IJM Corp. BHD                                         357,200             454
IOI Corp. BHD                                         457,200           1,585
Magnum Corp. BHD                                    2,334,500           1,218
Malakoff BHD                                          500,600           1,041
Malaysia International Shipping Corp. BHD             293,400             738
MK Land Holdings BHD                                1,015,200             199
OYL Industries BHD                                  1,317,800           1,062
PLUS Expressways BHD                                  765,000             620
Proton Holdings BHD                                    24,000              49
TAN Chong Motor Holdings BHD                          908,000             378
Tenaga Nasional BHD                                    39,100             104
                                                                 ------------
                                                                       10,258
                                                                 ------------
Mexico - 6.7%
Alfa SA de CV Class A                                 427,900           2,484
America Movil SA de CV Series L                       379,400           9,959
Cemex SA de CV (AE)                                 2,471,054          12,844
Cemex SA de CV - ADR                                   57,000           2,968
Fomento Economico Mexicano SA de CV - ADR (AE)         85,824           5,835
Grupo Aeroportuario del Sureste SA de CV - ADR         14,900             484
Grupo Financiero Banorte SA de CV Class O             435,300           3,711
Grupo Mexico SA de CV Series B                        690,686           1,332
Grupo Modelo SA                                     1,046,700           3,213
Grupo Televisa SA - ADR                                58,873           4,304
Organizacion Soriana SA de CV Class B (AE)            174,100             681
Telefonos de Mexico SA de CV Series L                 238,700           4,817

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Urbi Desarrollos Urbanos SA de CV (AE)                176,300           1,112
Wal-Mart de Mexico SA de CV Series V                  649,959           3,164
                                                                 ------------
                                                                       56,908
                                                                 ------------

Pakistan - 1.1%
Engro Chemical Pakistan, Ltd.                       1,047,300           2,733
Fauji Fertilizer Co., Ltd.                          1,423,020           3,224
ICI Pakistan, Ltd.                                    265,200             507
Pakistan Petroleum, Ltd.                               72,500             241
Pakistan Telecommunication Co., Ltd.                2,781,923           2,664
                                                                 ------------
                                                                        9,369
                                                                 ------------

Philippines - 0.4%
Globe Telecom, Inc.                                    47,200             605
Philippine Long Distance Telephone                     86,000           2,613
                                                                 ------------
                                                                        3,218
                                                                 ------------

Russia - 4.7%
LUKOIL - ADR (N)                                      451,602          24,838
Mobile Telesystems - ADR                              144,000           5,327
NovaTek OAO - GDR (AE)(A)                             105,700           2,326
OAO Gazprom - ADR                                      47,400           2,801
Promstroibank State Petersburg (AE)                   696,000             773
Pyaterochka Holding NV - GDR (AE)(N)                   86,600           1,697
RBC Information Systems (AE)                          111,100             603
Sberbank RF                                             1,350           1,200
Tatneft - ADR (N)                                       4,300             273
                                                                 ------------
                                                                       39,838
                                                                 ------------

South Africa - 10.2%
ABSA Group, Ltd.                                      273,675           3,629
Aeci, Ltd.                                             98,900             724
African Bank Investments, Ltd.                        288,600             861
Alexander Forbes, Ltd.                                323,600             684
AngloGold Ashanti, Ltd.                                15,500             609
AngloGold Ashanti, Ltd. - ADR (N)                      32,434           1,268
Aveng, Ltd.                                           424,706           1,067
Barloworld, Ltd.                                      228,960           3,585
Bidvest Group, Ltd.                                    62,437             837
City Lodge Hotels, Ltd.                                10,927              60
Consol, Ltd.                                          460,900             745
Edgars Consolidated Stores, Ltd.                      717,880           3,191
FirstRand, Ltd.                                     1,224,306           2,881
Foschini, Ltd.                                        119,945             764
Impala Platinum Holdings, Ltd.                         45,544           4,971
Imperial Holdings, Ltd. (AE)                          184,276           3,431
Investec, Ltd.                                         30,000           1,078

 126  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
JD Group, Ltd.                                        222,741           2,382
Kumba Resources, Ltd.                                 128,400           1,898
Massmart Holdings, Ltd.                                91,300             705
Medi-Clinic Corp., Ltd.                               175,000             509
MTN Group, Ltd.                                       850,800           6,337
Murray & Roberts Holdings, Ltd.                       305,000             877
Nampak, Ltd.                                          128,696             298
Naspers, Ltd. Class N                                 364,308           5,256
Network Healthcare Holdings, Ltd. (AE)              1,165,000           1,120
Pick'n Pay Stores, Ltd.                               187,300             765
Reunert, Ltd.                                          35,300             243
Sanlam, Ltd.                                        2,404,140           4,426
Sasol, Ltd.                                           386,454          12,335
Standard Bank Group, Ltd.                           1,058,408          10,911
Sun International, Ltd.                                72,337             819
Telkom SA, Ltd.                                        89,579           1,692
Tiger Brands, Ltd.                                    103,718           2,072
Truworths International, Ltd.                         702,900           1,990
VenFin, Ltd.                                          249,100           1,356
                                                                 ------------
                                                                       86,376
                                                                 ------------

South Korea - 16.5%
Amorepacific Corp.                                      6,670           1,988
Cheil Communications, Inc.                              3,320             612
Daelim Industrial Co.                                  45,680           2,669
Daewoo Engineering & Construction Co., Ltd.             4,190              42
Dongkuk Steel Mill Co., Ltd.                           19,810             359
GS Engineering & Construction Corp.                    16,880             724
Hankook Tire Co., Ltd.                                205,597           2,470
Hanwha Chemical Corp.                                 186,210           1,986
Honam Petrochemical Corp.                              26,400           1,286
Hyosung Corp.                                          23,210             271
Hyundai Development Co.                                40,520           1,480
Hyundai Heavy Industries                                8,920             583
Hyundai Mobis                                          70,300           5,612
Hyundai Motor Co.                                     107,710           7,945
Industrial Bank of Korea (N)                          202,000           2,414
INI Steel Co.                                          28,720             640
KCC Corp.                                               9,814           1,891
Kookmin Bank                                          193,306          11,091
Kookmin Bank - ADR                                      4,200             245
Korea Electric Power Corp.                            217,510           7,095
Korea Electric Power Corp. - ADR (N)                   90,360           1,476
Korean Air Lines Co., Ltd.                             21,720             407
KT Corp.                                               58,300           2,345
KT&G Corp.                                             63,600           2,604
KT&G Corp. - GDR (A)                                   53,100           1,099
LG Chem, Ltd.                                          18,780             829
LG Electronics, Inc.                                   40,620           2,656

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LG Petrochemical Co., Ltd. (AE)                         7,520             198
LG.Philips LCD Co., Ltd. (AE)                           7,580             284
LG.Philips LCD Co., Ltd. - ADR (AE)(N)                 26,200             498
Lotte Chilsung Beverage Co., Ltd.                       1,050             931
NCSoft Corp. (AE)                                       9,054             849
Poongsan Corp.                                         56,600             652
POSCO                                                  58,975          12,022
POSCO - ADR                                            13,600             698
S-Oil Corp.                                            46,780           3,497
S1 Corp.                                               16,230             705
Samsung Corp.                                          37,080             611
Samsung Electronics - GDR                               4,560           1,218
Samsung Electronics Co., Ltd.                          48,619          25,922
Samsung Electronics Co., Ltd. - GDR (N)(A)             10,059           2,055
Samsung Fine Chemicals Co., Ltd.                       13,910             340
Samsung Fire & Marine Insurance Co., Ltd.              31,450           2,999
Samsung Heavy Industries Co., Ltd. (AE)                18,560             237
Samsung Securities Co., Ltd.                           97,560           3,733
Shinhan Financial Group Co., Ltd.                     339,060          11,368
Shinsegae Co., Ltd.                                     4,300           1,544
SK Corp.                                               33,710           1,733
SK Telecom Co., Ltd.                                   12,820           2,310
SK Telecom Co., Ltd. - ADR (AE)(N)                     14,700             297
Tae Young Corp. (A)                                    11,339             435
Woori Finance Holdings Co., Ltd.                      130,740           2,024
                                                                 ------------
                                                                      139,979
                                                                 ------------

Taiwan - 8.4%
Acer, Inc.                                          1,412,500           2,878
Advantech Co., Ltd.                                   672,921           1,485
Asustek Computer, Inc.                              1,277,000           3,361
AU Optronics Corp.                                  1,493,000           1,898
AU Optronics Corp. - ADR                               27,800             354
Basso Industry Corp.                                  255,816             595
Cathay Financial Holding Co., Ltd.                  2,303,200           4,056
China Steel Corp.                                   1,945,807           1,538
China Steel Corp. - GDR                                62,591           1,005
Chunghwa Telecom Co., Ltd.                          1,065,000           1,805
Chunghwa Telecom Co., Ltd. - ADR                      147,700           2,558
CMC Magnetics Corp. (AE)                            5,893,000           1,859
Compal Electronics, Inc.                            4,275,923           3,811
Compal Electronics, Inc. - GDR (N)                    216,133             973
Delta Electronics, Inc.                               492,000             831
E.Sun Financial Holding Co., Ltd.                   1,542,990             928
Elitegroup Computer Systems (AE)                      525,000             324
Evergreen Marine Corp.                                418,000             259
Far Eastern Textile Co., Ltd.                       1,136,637             664

                                                      Emerging Markets Fund  127

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Far EasTone Telecommunications Co., Ltd.            1,324,000           1,542
Far EasTone Telecommunications Co., Ltd. - GDR
   (A)                                                 11,000             192
Faraday Technology Corp.                              297,185             447
Gigabyte Technology Co., Ltd.                       1,088,718             905
HON HAI Precision Industry                          1,722,423           7,473
Lite-On Technology Corp.                               39,900              44
MediaTek, Inc.                                         38,200             331
Phoenixtec Power Co., Ltd.                            565,629             505
Quanta Computer, Inc.                               1,120,250           1,554
Realtek Semiconductor Corp.                            12,550              13
Ritek Corp. (AE)                                    5,371,161           1,612
Taiwan Mobile Co., Ltd.                             3,098,520           2,589
Taiwan Semiconductor Manufacturing Co., Ltd.       10,441,749          16,332
Taiwan Semiconductor Manufacturing Co., Ltd. -
   ADR                                                347,464           2,808
U-Ming Marine Transport Corp.                         911,000             901
Vanguard International Semiconductor Corp.          1,726,518           1,135
Via Technologies, Inc. (AE)                           570,693             299
Wintek Corp.                                          423,000             585
Zyxel Communications Corp.                            469,680             845
                                                                 ------------
                                                                       71,294
                                                                 ------------

Thailand - 2.4%
Advanced Info Service PCL                              76,400             187
Airports of Thailand PCL                            1,156,600           1,432
Bank of Ayudhya PCL                                 6,588,900           2,003
Charoen Pokphand Foods PCL                            444,400              57
CP Seven Eleven PCL                                 5,188,300             763
Glow Energy PCL                                       942,500             502
Kasikornbank PCL                                      671,400             996
Kiatnakin Finance PCL                                 309,500             213
Land and Houses PCL (N)                             2,842,700             554
National Petrochemical PCL                            517,000           1,585
PTT Exploration & Production PCL                      751,700           7,742
PTT PCL                                               453,100           2,444
Ratchaburi Electricity Generating Holding PCL         522,100             493
Regional Container Lines PCL                          500,000             402
Siam City Bank PCL                                  1,778,400           1,033
Siam City Cement PCL                                   37,100             264
                                                                 ------------
                                                                       20,670
                                                                 ------------

Turkey - 3.8%
Akbank TAS                                            659,787           4,104
Akcansa Cimento AS                                     65,996             310

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Anadolu Efes Biracilik Ve Malt Sanayii AS             135,230           3,303
Arcelik                                                87,000             519
Cimsa Cimento Sanayi VE Tica                          263,875           1,533
Denizbank AS (AE)                                     354,206           1,983
Eregli Demir ve Celik Fabrikalari TAS                 583,121           3,156
Finansbank (AE)                                       331,533           1,008
Ford Otomotiv Sanayi AS                               320,400           2,290
Hurriyet Gazetecilik AS                               420,200           1,182
Migros Turk TAS                                       219,555           1,919
Trakya Cam Sanayi AS                                  241,747             855
Tupras Turkiye Petrol Rafine                          227,407           3,889
Turkcell Iletisim Hizmet AS                           226,187           1,189
Turkcell Iletisim Hizmet AS - ADR                       8,900             117
Turkiye Garanti Bankasi AS (AE)                       617,600           1,837
Turkiye Is Bankasi                                    373,580           2,590
                                                                 ------------
                                                                       31,784
                                                                 ------------

United Kingdom - 2.3%
Anglo American PLC                                    261,953           7,643
Genesis Smaller Companies (AE)                        254,984          10,607
Old Mutual PLC                                          2,300               5
SABMiller PLC                                          76,800           1,443
                                                                 ------------
                                                                       19,698
                                                                 ------------

United States - 0.1%
Investcom LLC - GDR (AE)                               68,400             924
                                                                 ------------

Venezuela - 0.2%
Cia Anonima Nacional Telefonos de Venezuela -
   CANTV - ADR                                        126,182           1,628
Siderurgica Venezolana Sivensa SACA (AE)            1,306,495              19
                                                                 ------------
                                                                        1,647
                                                                 ------------

Zimbabwe - 0.1%
Delta Corp., Ltd. (A)                               1,134,586             389
OK Zimbabwe (A)                                     6,402,949              41
                                                                 ------------
                                                                          430
                                                                 ------------
TOTAL COMMON STOCKS
(cost $542,767)                                                       741,171
                                                                 ------------
PREFERRED STOCKS - 6.8%
Brazil - 5.8%
Banco Bradesco SA                                      93,283           4,801
Banco Itau Holding Financeira SA (AE)                 123,110           2,947
Brasil Telecom Participacoes SA                    56,200,000             458
Braskem SA                                            258,400           2,226

 128  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Caemi Mineracao e Metalurgica SA                      706,000           1,122
Centrais Eletricas Brasileiras SA                  65,823,500           1,137
Cia de Tecidos do Norte de Minas - Coteminas        5,276,440             539
Cia Siderurgica de Tubarao                         56,800,000           3,481
Cia Vale do Rio Doce                                  165,600           6,096
Empresa Brasileira de Aeronautica SA                   39,700             383
Gerdau SA                                              11,200             152
Klabin SA                                             441,000             842
Perdigao SA                                            21,700             588
Petroleo Brasileiro SA                                943,372          13,494
Sadia SA                                               28,000              69
Suzano Bahia Sul Papel e Celulose SA                  230,000           1,328
Tele Centro Oeste Celular Participacoes SA             56,932             506
Usinas Siderurgicas de Minas Gerais SA                305,200           6,166
Votorantim Celulose e Papel SA                        177,327           2,126
Weg SA                                                136,900             446
                                                                 ------------
                                                                       48,907
                                                                 ------------

Colombia - 0.0%
BanColombia SA                                          7,200              41
                                                                 ------------
South Korea - 1.0%
Hyundai Motor Co.                                      41,560           2,112
Samsung Electronics Co., Ltd.                          15,079           6,186
                                                                 ------------
                                                                        8,298
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $34,464)                                                         57,246
                                                                 ------------
WARRANTS & RIGHTS - 0.0%
Malaysia - 0.0%
IJM Corp. (AE)
   2010 Warrants                                           71               8
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $1)                                                                   8
                                                                 ------------
                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
OPTIONS PURCHASED - 0.3%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures
   Dec 2005 31,365.00 (BRL) Call (150)                  6,268              60
                                                                 ------------

South Korea - 0.3%
Kospi 200 Index
   Dec 2005 124.82 (KRW) Call (136)                     8,130           2,194
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $2,185)                                                           2,254
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 4.2%
United States - 4.2%
Frank Russell Investment Company Money Market
   Fund                                            31,505,000          31,505
United States Treasury Bills (c)(z)(sec.)
   3.363% due 12/08/05                                  4,500           4,485
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $35,990)                                                         35,990
                                                                 ------------

OTHER SECURITIES - 1.8%
Frank Russell Investment Company Money Market
   Fund (X)                                         4,959,363           4,960
State Street Securities Lending Quality Trust
   (X)                                             10,161,266          10,161
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $15,121)                                                         15,121
                                                                 ------------

TOTAL INVESTMENTS - 100.6%
(identified cost $630,528)                                            851,790
OTHER ASSETS AND LIABILITIES, NET - (0.6%)                             (4,888)
                                                                 ------------

NET ASSETS - 100.0%                                                   846,902
                                                                 ============

                A portion of the Porfolio has been fair valued as of period end.

  See accompanying notes which are an integral part of the financial statements.

                                                      Emerging Markets Fund  129

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Hang Seng Index (Hong Kong)
   expiration date 11/05 (56)                               5,195                 (8)

JSE-40 Index (South Africa)
   expiration date 12/05 (320)                              7,162                222

MSCI Singapore Index
   expiration date 11/05 (380)                              9,147                 87
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        301
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Brazil
Bovespa Index Futures
   Dec 2005 31,365.00 (BRL) Put (150)                       6,268               (210)

South Korea
Kospi 200 Index Futures
   Dec 2005 124.82 (KRW) Put (136)                          8,130               (652)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $724)                                                     (862)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 130  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              39      BRL            88    11/01/05                 --
USD              49      BRL           111    11/01/05                 --
USD              63      BRL           144    11/01/05                  1
USD              13      BRL            30    11/03/05                 --
USD              66      BRL           148    11/03/05                 --
USD             417      BRL         1,000    12/21/05                 19
USD             995      BRL         2,400    12/21/05                 51
USD           2,528      BRL         6,100    12/21/05                133
USD           3,523      BRL         8,500    12/21/05                184
USD              18      HKD           140    11/01/05                 --
USD             142      HKD         1,102    11/01/05                 --
USD              86      HKD           669    11/02/05                 --
USD             107      HKD           827    11/02/05                 --
USD              54      HKD           417    11/03/05                 --
USD             107      HUF        22,391    11/02/05                 --
USD              18      IDR       177,246    11/09/05                 --
USD           4,683      KRW     4,800,000    12/21/05                (83)
USD           8,198      KRW     8,400,000    12/21/05               (148)
USD              12      MYR            45    11/02/05                 --
USD               4      MYR            16    11/07/05                 --
USD               5      THB           219    11/01/05                 --
USD               3      THB           143    11/02/05                 --
USD              20      ZAR           135    11/01/05                 --
USD              97      ZAR           652    11/02/05                 --
USD              10      ZAR            68    11/03/05                 --
USD              24      ZAR           160    11/04/05                 --
USD             302      ZAR         2,000    12/21/05                 (5)
USD           8,411      ZAR        54,000    12/21/05               (397)
BRL           1,000      USD           421    12/21/05                (15)
BRL           2,000      USD           826    12/21/05                (46)
HKD             276      USD            36    11/01/05                 --
HKD           6,292      USD           811    11/01/05                 --
IDR         100,519      USD            10    11/01/05                 --
IDR         133,661      USD            13    11/09/05                 --
ILS             814      USD           175    11/01/05                 --
KRW       1,000,000      USD           975    12/21/05                 17
KRW       1,000,000      USD           977    12/21/05                 18
KRW       1,200,000      USD         1,169    12/21/05                 19
MXN             595      USD            55    11/01/05                 --
MYR               1      USD            --    11/02/05                 --
MYR             104      USD            27    11/02/05                 --
MYR             157      USD            42    11/02/05                 --
MYR              75      USD            20    11/07/05                 --
MYR             215      USD            57    11/07/05                 --
THB           1,410      USD            35    11/01/05                 --

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
THB             751      USD            18    11/02/05                 --
THB           3,303      USD            81    11/02/05                 --
ZAR           2,391      USD           357    11/01/05                 --
ZAR           3,565      USD           532    11/01/05                 --
ZAR           7,765      USD         1,171    11/01/05                 13
ZAR             409      USD            61    11/02/05                 --
ZAR           2,065      USD           307    11/02/05                 (1)
ZAR           6,063      USD           901    11/02/05                 (3)
ZAR           1,148      USD           171    11/03/05                 (1)
ZAR           2,316      USD           344    11/03/05                 (1)
ZAR             466      USD            69    11/04/05                 --
ZAR             955      USD           142    11/04/05                 --
ZAR          12,260      USD         1,818    11/04/05                 (9)
ZAR             198      USD            29    11/07/05                 --
ZAR             445      USD            66    11/07/05                 --
ZAR           2,000      USD           303    12/21/05                  6
ZAR           2,000      USD           312    12/21/05                 15
ZAR           4,000      USD           620    12/21/05                 26
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (207)
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                      Emerging Markets Fund  131

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

INDUSTRY DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Auto and Transportation                                   3.4          27,042
Consumer Discretionary                                    4.4          36,620
Consumer Staples                                          4.1          35,436
Financial Services                                       20.2         174,493
Health Care                                               0.5           4,899
Integrated Oils                                          11.8         100,062
Materials and Processing                                 17.4         150,758
Miscellaneous                                             1.5          12,689
Other Energy                                              3.7          31,424
Producer Durables                                         1.7          13,111
Technology                                               11.3          95,061
Utilities                                                14.3         116,822
Options Purchased                                         0.3           2,254
Warrants and Rights                                        --               8
Short-Term Investments                                    4.2          35,990
Other Securities                                          1.8          15,121
                                                 ------------    ------------

Total Investments                                       100.6         851,790
Other Assets and Liabilities, Net                        (0.6)         (4,888)
                                                 ------------    ------------

Net Assets                                              100.0         846,902
                                                 ============    ============

GEOGRAPHIC DIVERSIFICATION
                                                     % OF           MARKET
                                                     NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                   10.3          86,806
Asia                                                     45.3         383,771
Europe                                                   11.7          99,286
Latin America                                            20.9         176,508
Middle East                                               4.0          33,686
Other Regions                                             4.3          36,914
United Kingdom                                            2.3          19,698
Other Securities                                          1.8          15,121
                                                 ------------    ------------

Total Investments                                       100.6         851,790
Other Assets and Liabilities, Net                        (0.6)         (4,888)
                                                 ------------    ------------

Net Assets                                              100.0         846,902
                                                 ============    ============

See accompanying notes which are an integral part of the financial statements.

 132  Emerging Markets Fund

FRANK RUSSELL INVESTMENT COMPANY
EMERGING MARKETS FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Argentina                                                     0.1
Bermuda                                                       0.1
Brazil                                                        7.1
Chile                                                         0.2
China                                                         4.3
Columbia                                                      0.4
Croatia                                                       0.1
Ecuador                                                       0.3
Egypt                                                         2.3
Hong Kong                                                     2.4
Hungary                                                       2.3
India                                                         4.2
Indonesia                                                     3.1
Israel                                                        1.7
Luxembourg                                                    0.8
Malaysia                                                      1.2
Mexico                                                        6.7
Pakistan                                                      1.1
Philippines                                                   0.4
Russia                                                        4.7
South Africa                                                 10.2
South Korea                                                  16.5
Taiwan                                                        8.4
Thailand                                                      2.4
Turkey                                                        3.8
United Kingdom                                                2.3
United States                                                 0.1
Venezuela                                                     0.2
Zimbabwe                                                      0.1
Preferred Stock                                               6.8
Warrants & Rights                                              --*
Options Purchased                                             0.3
Short-Term Investments                                        4.2
Other Securities                                              1.8
                                                  ---------------
Total Investments                                           100.6
Other Assets and Liabilities Net                             (0.6)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                              --*
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                          (--*)

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                      Emerging Markets Fund  133

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                              REAL ESTATE SECURITIES - CLASS S        NAREIT EQUITY REIT **
                                                              --------------------------------        ---------------------
*                                                                         10000.00                           10000.00
1996                                                                      12515.00                           12471.00
1997                                                                      16478.00                           16554.00
1998                                                                      14547.00                           14438.00
1999                                                                      13907.00                           13422.00
2000                                                                      17384.00                           15877.00
2001                                                                      19032.00                           18148.00
2002                                                                      19897.00                           19302.00
2003                                                                      26778.00                           25851.00
2004                                                                      35427.00                           33592.00
2005                                                                      41928.00                           39620.00

Real Estate Securities Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.35%
5 Years                                19.25%S
10 Years                               15.41%S

Real Estate Securities Fund - Class E ++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 18.09%
5 Years                                18.96%S
10 Years                               15.08%S

Real Estate Securities Fund - Class C ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 17.22%
5 Years                                18.09%S
10 Years                               14.51%S

NAREIT Equity REIT Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 17.92%
5 Years                                20.07%S
10 Years                               14.76%S

 134  Real Estate Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Real Estate Securities Fund Class S, Class E and Class C Shares gained 18.35%, 18.09% and 17.22%, respectively. This compared to the NAREIT Equity REIT Index, which gained 17.92% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending October 31, the Lipper(R) Real Estate Funds Average returned 17.49%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The money managers positioned the Fund to capitalize on the strengthening economy and improving real estate market fundamentals. The largest overweight positions were in the lodging and regional malls sectors, which posted strong earnings growth during the fiscal year. The money managers maintained smaller overweights in the industrial, apartments and office sectors in view of the slower expected growth in these sectors. Sector positioning was a positive contributor to the Fund's performance during the fiscal year.

The Fund maintained a primary focus on larger capitalization and more liquid real estate investment trusts (REITs) during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this trend.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Both stock and property sector selection contributed positively to performance. Stock selection had the largest impact on performance and was strongest in the office, shopping centers, apartments, diversified and health care sectors.

The Fund benefited from overweight positions in the apartments, regional malls and office sectors. Underweight positions in the free standing retail, health care and mixed industrial/office sectors contributed positively to performance. The Fund's overweight position in the industrial sector and underweight positions in the self storage and specialty sectors detracted from performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset values. AEW's portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year, primarily due to stock selection in the office, apartments and shopping centers sectors. Sector selection was also positive, as overweight positions in the apartments and regional malls sectors and underweight positions in the free standing retail, health care and office sectors boosted performance. These positive contributors to performance were partially offset by an overweight position in the mixed industrial/office sector which detracted from performance.

INVESCO Institutional (N.A.), Inc., maintains a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to positive stock and sector selection. Stock selection was strongest in the office, regional malls, shopping centers and diversified sectors. Sector selection added value through an overweight in the regional malls sector and underweight positions in the health care, free standing retail and mixed industrial/office sectors. These gains were partially offset by underweight positions in the specialty and self storage sectors.

RREEF America, LLC.'s style emphasizes a top-down approach to property sector weights, based on an assessment of property market fundamentals. RREEF outperformed the benchmark primarily due to positive stock selection in the shopping centers, office, diversified and health care sectors. Sector selection was mixed and provided a small positive contribution to performance. An overweight position in the apartments sector and underweight positions in the free standing retail and mixed industrial/office sectors boosted returns, but this was partially offset by underweight positions in the self storage and specialty sectors.

Heitman Real Estate Securities, LLC follows a bottom-up investment approach, selecting a smaller number of stocks than the Fund's other money managers. Heitman focuses on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark for the portion of the fiscal year it was in the Fund due to strong stock selection in the office sector.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Heitman was added to the Fund's money manager line-up in January 2005. Heitman is expected to be complementary to the other money managers in the Fund due to its growth-oriented style and more concentrated portfolio.

                                                Real Estate Securities Fund  135

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                                                 Styles
October 31, 2005


AEW Management and Advisors, L.P.           Value
Heitman Real Estate Securities, LLC         Growth
INVESCO Institutional (N.A.), Inc.,
   through INVESCO Real Estate Division     Market-Oriented
RREEF America, LLC                          Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

* Real Estate Securities Fund Class S assumes initial investment on November 1, 1995.

** National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

++ Real Estate Securities Fund Class S performance has been linked with Class E to provide historical perspective. For the period, November 4, 1996 (commencement of sale) through May 15, 1998, Class E paid shareholder service and Rule 12b-1 distribution fees. From May 16, 1998 through the current period, Class E paid only shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++ Real Estate Securities Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From January 27, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 136  Real Estate Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,091.20      $     1,014.62
Expenses Paid During
Period*                       $        11.07      $        10.66

* Expenses are equal to the Fund's annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,095.20      $     1,018.40
Expenses Paid During
Period*                       $         7.13      $         6.87

* Expenses are equal to the Fund's annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,096.60      $     1,019.66
Expenses Paid During
Period*                       $         5.81      $         5.60

* Expenses are equal to the Fund's annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                Real Estate Securities Fund  137

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 96.6%
Apartments - 17.5%
Apartment Investment & Management Co. Class A
   (o)(N)                                             585,775          22,494
Archstone-Smith Trust (o)                           1,247,505          50,611
AvalonBay Communities, Inc. (o)                       811,600          70,001
BRE Properties Class A (o)(N)                          85,800           3,785
Camden Property Trust (o)(N)                          620,999          34,993
Equity Residential (o)                              1,403,500          55,087
Essex Property Trust, Inc. (o)(N)                     240,000          21,571
GMH Communities Trust (o)                             524,600           7,853
Post Properties, Inc. (o)                              32,800           1,338
United Dominion Realty Trust, Inc. (o)                220,000           4,869
                                                                 ------------
                                                                      272,602
                                                                 ------------

Diversified - 5.5%
Colonial Properties Trust (o)(N)                      114,600           5,009
iStar Financial, Inc. (o)                             111,000           4,093
Spirit Finance Corp. (o)(N)                           793,200           8,900
Vornado Realty Trust (o)                              834,172          67,568
                                                                 ------------
                                                                       85,570
                                                                 ------------

Free Standing Retail - 0.1%
Realty Income Corp. (o)(N)                             96,500           2,149
                                                                 ------------

Health Care - 3.4%
Healthcare Realty Trust, Inc. (o)(N)                  178,000           6,736
LTC Properties, Inc. (o)(N)                            56,500           1,158
National Health Investors, Inc. (o)(N)                117,250           3,148
Omega Healthcare Investors, Inc. (o)(N)               270,000           3,318
Ventas, Inc. (o)                                    1,269,250          38,877
                                                                 ------------
                                                                       53,237
                                                                 ------------
Industrial - 7.4%
AMB Property Corp. (o)(N)                             330,100          14,584
Centerpoint Properties Trust (o)(N)                   331,100          15,085
First Potomac Realty Trust (o)(N)                     211,100           5,349
ProLogis (o)                                        1,878,972          80,796
                                                                 ------------
                                                                      115,814
                                                                 ------------

Lodging/Resorts - 9.0%
Hilton Hotels Corp.                                 1,089,900          21,198
Hospitality Properties Trust (o)(N)                    67,000           2,660
Host Marriott Corp. (o)                             2,548,700          42,793
Innkeepers USA Trust (o)                              109,300           1,705
La Quinta Corp. (AE)(o)(N)                             64,900             542
LaSalle Hotel Properties (o)(N)                       342,320          12,115
Starwood Hotels & Resorts Worldwide, Inc. (o)         980,383          57,284
Strategic Hotel Capital, Inc. (o)                      68,000           1,155
                                                                 ------------
                                                                      139,452
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Manufactured Homes - 0.8%
Equity Lifestyle Properties, Inc. (o)(N)              261,900          11,086
Sun Communities, Inc. (o)                              38,000           1,159
                                                                 ------------
                                                                       12,245
                                                                 ------------

Mixed Industrial/Office - 3.1%
Digital Realty Trust, Inc. (o)                        282,100           5,411
Duke Realty Corp. (o)                                 528,700          18,029
Liberty Property Trust (o)                            502,600          20,953
PS Business Parks, Inc. (o)(N)                         90,000           4,188
                                                                 ------------
                                                                       48,581
                                                                 ------------

Office - 18.5%
Alexandria Real Estate Equities, Inc. (o)(N)          162,700          13,154
American Financial Realty Trust (o)(N)                230,700           2,840
Arden Realty, Inc. (o)(N)                             468,900          21,166
BioMed Realty Trust, Inc. (o)(N)                      472,750          11,824
Boston Properties, Inc. (o)                         1,026,100          71,027
Brandywine Realty Trust (o)(N)                        569,500          15,604
Brookfield Properties Co.                             962,300          28,195
CarrAmerica Realty Corp. (o)(N)                       241,100           7,940
Corporate Office Properties Trust (o)(N)              337,800          11,742
Equity Office Properties Trust (o)                    252,100           7,765
Highwoods Properties, Inc. (o)(N)                     240,000           6,770
Kilroy Realty Corp. (o)(N)                            158,700           8,911
Mack-Cali Realty Corp. (o)                            211,100           9,003
Maguire Properties, Inc. (o)(N)                       110,600           3,318
Prentiss Properties Trust (o)(N)                      309,000          12,193
Reckson Associates Realty Corp. (o)                   513,700          18,031
SL Green Realty Corp. (o)                             211,200          14,368
Trizec Properties, Inc. (o)(N)                      1,062,200          23,634
                                                                 ------------
                                                                      287,485
                                                                 ------------

Regional Malls - 16.6%
CBL & Associates Properties, Inc. (o)(N)              174,600           6,521
General Growth Properties, Inc. (o)(N)              1,477,900          62,781
Macerich Co. (The) (o)(N)                             612,200          39,346
Mills Corp. (The) (o)(N)                              409,388          21,902
Pennsylvania Real Estate Investment Trust (o)          90,671           3,491

 138  Real Estate Securities Fund

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Simon Property Group, Inc. (o)                      1,593,800         114,148
Taubman Centers, Inc. (o)                             313,000          10,320
                                                                 ------------
                                                                      258,509
                                                                 ------------

Self Storage - 4.1%
Extra Space Storage, Inc. (o)(N)                       82,300           1,202
Public Storage, Inc. (o)(N)                           638,800          42,289
Shurgard Storage Centers, Inc. Class A (o)             80,000           4,514
U-Store-It Trust (o)(N)                               721,500          15,050
                                                                 ------------
                                                                       63,055
                                                                 ------------

Shopping Centers - 10.0%
Acadia Realty Trust (o)                                62,500           1,188
Developers Diversified Realty Corp. (o)(N)            771,600          33,704
Equity One, Inc. (o)(N)                               224,700           5,269
Federal Realty Investors Trust (o)                    474,400          28,772
Inland Real Estate Corp. (o)(N)                       351,500           5,009
Kimco Realty Corp. (o)                                315,000           9,330
Kite Realty Group Trust (o)(N)                        197,800           2,923
New Plan Excel Realty Trust (o)(N)                     88,800           2,042
Pan Pacific Retail Properties, Inc. (o)               419,213          26,620
Ramco-Gershenson Properties Trust (o)(N)               86,800           2,408
Regency Centers Corp. (o)                             610,300          33,975
Weingarten Realty Investors (o)                       112,600           4,004
                                                                 ------------
                                                                      155,244
                                                                 ------------

Specialty - 0.6%
Capital Automotive REIT (o)(N)                         59,400           2,294
Plum Creek Timber Co., Inc. (o)(N)                    200,000           7,780
                                                                 ------------
                                                                       10,074
                                                                 ------------

TOTAL COMMON STOCKS
(cost $1,065,848)                                                   1,504,017
                                                                 ------------

SHORT-TERM INVESTMENTS - 2.9%
Frank Russell Investment Company Money Market
   Fund                                            45,777,000          45,777
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $45,777)                                                         45,777
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 7.9%
Frank Russell Investment Company Money Market
   Fund (X)                                        40,143,053          40,143
State Street Securities Lending Quality Trust
   (X)                                             82,249,322          82,249
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $122,392)                                                       122,392
                                                                 ------------

TOTAL INVESTMENTS - 107.4%
(identified cost $1,234,017)                                        1,672,186

OTHER ASSETS AND LIABILITIES, NET - (7.4%)                           (115,905)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,556,281
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                Real Estate Securities Fund  139

FRANK RUSSELL INVESTMENT COMPANY
REAL ESTATE SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Apartments                                                   17.5
Diversified                                                   5.5
Free Standing Retail                                          0.1
Health Care                                                   3.4
Industrial                                                    7.4
Lodging/Resorts                                               9.0
Manufactured Homes                                            0.8
Mixed Industrial/Office                                       3.1
Office                                                       18.5
Regional Malls                                               16.6
Self Storage                                                  4.1
Shopping Center                                              10.0
Specialty                                                     0.6
Short-Term Investments                                        2.9
Other Securities                                              7.9
                                                  ---------------
Total Investments                                           107.4
Other Assets and Liabilities, Net                            (7.4)
                                                  ---------------

                                                            100.0
                                                  ===============

See accompanying notes which are an integral part of the financial statements.

 140  Real Estate Securities Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                                                    MERRILL LYNCH 1-2.99 YEARS
                                                               SHORT DURATION BOND - CLASS S               TREASURY **
                                                               -----------------------------        --------------------------
*                                                                          10000                              10000
1996                                                                       10561                              10591
1997                                                                       11204                              11278
1998                                                                       11941                              12146
1999                                                                       12282                              12510
2000                                                                       13028                              13270
2001                                                                       14430                              14707
2002                                                                       15124                              15427
2003                                                                       15569                              15737
2004                                                                       15878                              16009
2005                                                                       15959                              16116

Short Duration Bond Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.51%
5 Years                                4.14%S
10 Years                               4.79%S

Short Duration Bond Fund - Class E ++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.25%
5 Years                                3.89%S
10 Years                               4.61%S

Short Duration Bond Fund - Class C ++++++
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 (0.50)%
5 Years                                 3.13%S
10 Years                                4.09%S

Merrill Lynch 1-2.99 Years Treasury Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 0.67%
5 Years                                3.96%S
10 Years                               4.89%S

 142  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Short Duration Bond Fund Class S, Class E and Class C Shares returned 0.51%, 0.25% and (0.50)% respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 0.67% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Short Investment Grade Debt Funds Average returned 0.96%. This return serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Short-term interest rates increased over the 12 months ending October 31, 2005. Therefore, the Fund's money managers who favored shorter-than-index duration positions should have performed better. However, given spikes in interest rate volatility throughout the year, money managers that responded more tactically by changing their duration stance relatively quickly performed better. Duration is a measure of a bond price's sensitivity to a change in interest rates. Fund performance was helped by tactical duration decisions and yield curve positioning.

Despite the increase in short-term interest rates, shorter maturity non-Treasury sectors achieved strong benchmark relative performance. The Fund benefited from having an overweight position in non-Treasury sectors, such as corporate and mortgage-backed securities, as well as high yield corporate bonds and emerging market debt securities.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund derived much of its performance by maintaining overweighted positions in the riskier sectors of the fixed income markets relative to the all-Treasury benchmark. These sectors included investment grade corporate, mortgage- and asset-backed securities, high yield and emerging market debt. The allocation to these non-Treasury sectors benefited the Fund by providing a larger-than-benchmark yield and higher-than-benchmark total return. In addition, the Fund's money managers added value through positive security selection and sector allocation decisions. Finally, duration and yield curve positioning also benefited the Fund. In contrast, investments in government securities such as Treasury Inflation Protected Securities (TIPS) detracted from performance during the fiscal year. The Fund's performance shortfall relative to benchmark was due to the impact of Fund operating expenses.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund entered the fiscal year positioned to take advantage of the anticipated continued strong performance in the non-Treasury sectors such as investment grade and emerging market debt; however, the Fund was also positioned to reflect a more cautious view on the direction of interest rates. As the fiscal year progressed, shorter duration non-Treasury sectors continued to perform well, leading to less attractive valuations in those sectors. In response, the Fund's money managers reduced risk by reducing exposure to non-investment grade sectors and focusing on higher quality securities. While the Fund's money managers took profits in the non-Treasury sectors, the Fund maintained a near benchmark duration stance throughout most of the fiscal year although duration positioning did vary as the Fund's money managers made tactical investment decisions.

The key investment strategies of sector rotation, issue selection, and duration and yield curve management all helped performance. Sector rotation strategies drove the Fund's money managers to overweight non-benchmark sectors, which tended to outperform the all-Treasury security benchmark. The money managers also added value through security selection. Finally, in order to take advantage of interest rates changes, some money managers took either longer or shorter duration positions at various times resulting in positive performance.

                                                   Short Duration Bond Fund  143

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to Fund's structure or the money manager line-up in the fiscal year.

Money Managers as of                                                 Styles
October 31, 2005


Merganser Capital Management, L.P.           Sector Rotation
Pacific Investment Management Company,
   LLC                                       Sector Rotation
STW Fixed Income Management Ltd.             Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     Short Duration Bond Fund Class S assumes initial investment on November 1,
      1995.

** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

++++ Short Duration Bond Fund Class S performance has been linked with Class E to provide historical perspective. From February 18, 1999 (commencement of sale) through the current period, Class E paid shareholder service fees. Total return would have been lower had these fees been in effect during prior reporting periods.

++++++Short Duration Bond Fund Class S and Class E performance has been linked with Class C to provide historical perspective. From March 3, 1999 (commencement of sale) through the current period, Class C paid shareholder service and Rule 12b-1 distribution fees. Total return would have been lower had these fees been in effect during prior reporting periods.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 144  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,000.20      $     1,016.84
Expenses Paid During
Period*                       $         8.37      $         8.44

* Expenses are equal to the Fund's annualized expense ratio of 1.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,004.00      $     1,020.62
Expenses Paid During
Period*                       $         4.60      $         4.63

* Expenses are equal to the Fund's annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,005.20      $     1,021.88
Expenses Paid During
Period*                       $         3.34      $         3.36

* Expenses are equal to the Fund's annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   Short Duration Bond Fund  145

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 78.6%
Asset-Backed Securities - 24.4%
AAA Trust (p)
   Series 2005-2 Class A1
   4.151% due 11/26/35                                  1,306           1,305
Aegis Asset Backed Securities Trust (E)
   Series 2005-1 Class 1A1
   4.158% due 03/25/35                                    253             253
Alter Moneta Receivables LLC (A)
   Series 2003-1 Class NOTE
   2.563% due 03/15/11                                    718             713
AmeriCredit Automobile Receivables Trust
   Series 2005-AX Class A3
   3.630% due 01/06/10                                  2,000           1,970
Asset Backed Securities Corp. Home Equity (E)
   Series 2002-HE1 Class M1
   5.070% due 03/15/32                                  1,400           1,434
Banc of America Securities Auto Trust
   Series 2005-WF1 Class A4
   4.080% due 04/18/10                                  3,000           2,945
Bank One Issuance Trust
   Series 2004-A1 Class A1
   3.450% due 10/17/11                                  8,185           7,849
   Series 2004-B2 Class B2
   4.370% due 04/15/12                                  1,500           1,467
Bay View Auto Trust
   Series 2003-LJ1 Class A3
   2.430% due 07/25/08                                     83              83
Bear Stearns Asset Backed Securities, Inc. (E)
   Series 2004-BO1 Class 1A1
   4.238% due 09/25/34                                    472             472
BMW Vehicle Owner Trust
   Series 2004-A Class A4
   3.320% due 02/25/09                                  4,200           4,112
California Infrastructure PG&E-1
   Series 1997-1 Class A7
   6.420% due 09/25/08                                    940             949
   Series 1997-1 Class A8
   6.480% due 12/26/09                                  3,000           3,085
California Infrastructure SCE-1
   Series 1997-1 Class A7
   6.420% due 12/26/09                                  7,450           7,653
California Infrastructure SDG&E-1
   Series 1997-1 Class A6
   6.310% due 09/25/08                                    273             275
Capital Auto Receivables Asset Trust
   Series 2004-1 Class A3
   2.000% due 11/15/07                                    777             767

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-2 Class A2
   3.350% due 02/15/08                                  3,000           2,954
Capital One Auto Finance Trust
   Series 2001-B Class A4
   4.880% due 09/15/08                                    759             759
   Series 2005-BSS Class A3
   4.080% due 11/15/09                                  2,000           1,973
Capital One Master Trust
   Series 2002-4A Class A
   4.900% due 03/15/10                                  1,000           1,002
Capital One Prime Auto Receivables Trust
   Series 2004-3 Class A4
   3.690% due 06/15/10                                  1,000             974
   Series 2004-3 Class B
   3.860% due 08/15/11                                  1,500           1,462
Carmax Auto Owner Trust
   Series 2004-2 Class A4
   3.460% due 09/15/11                                  2,500           2,423
   Series 2005-2 Class A4
   4.340% due 09/15/10                                  2,000           1,966
Carrington Mortgage Loan Trust (E)
   Series 2005-NC3 Class A1A
   4.118% due 06/25/35                                    335             335
   Series 2005-OPT Class A1A
   4.128% due 05/25/35                                    613             613
Centex Home Equity
   Series 2003-C Class AF4
   4.960% due 04/25/32                                  1,750           1,742
Chase Credit Card Master Trust (E)
   Series 2001-1 Class A
   4.110% due 06/16/08                                  1,800           1,801
   Series 2004-2 Class A
   4.010% due 09/15/09                                  2,500           2,501
Chase Issuance Trust
   Series 2004-A9 Class A9
   3.220% due 06/15/10                                  3,000           2,915
Chase Manhattan Auto Owner Trust
   Series 2002-B Class A4
   4.210% due 01/15/09                                  4,411           4,409
   Series 2004-A Class A4
   2.830% due 09/15/10                                  1,800           1,740
   Series 2005-A Class A4
   3.980% due 04/15/11                                  1,000             976
   Series 2005-A Class CTFS
   4.040% due 04/15/11                                  1,000             984

 146  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Chemical Master Credit Card Trust 1
   Series 1996-2 Class A
   5.980% due 09/15/08                                  6,000           6,018
CIT Equipment Collateral
   Series 2003-VT1 Class A3B
   1.630% due 04/20/07                                    138             136
   Series 2004-VT1 Class A3
   2.200% due 03/20/08                                  1,123           1,106
   Series 2005-VT1 Class A3
   4.120% due 08/20/08                                  1,150           1,139
CIT Marine Trust
   Series 1999-A Class A4
   6.250% due 11/15/19                                    843             848
CIT RV Trust
   Series 1998-A Class A5
   6.120% due 11/15/13                                    699             704
Citibank Credit Card Issuance Trust
   Series 2003-A3 Class A3
   3.100% due 03/10/10                                  1,000             962
   Series 2003-A5 Class A5
   2.500% due 04/07/08                                  1,700           1,685
   Series 2004-A1 Class A1
   2.550% due 01/20/09                                  6,975           6,788
   Series 2004-A4 Class A4
   3.200% due 08/24/09                                  3,425           3,331
Citigroup Mortgage Loan Trust, Inc. (E)
   Series 2005-HE3 Class A2A
   4.148% due 09/25/35                                  1,345           1,345
CNH Equipment Trust
   Series 2003-A Class A3B
   1.890% due 07/16/07                                    240             239
CNH Wholesale Master Note Trust (E)
   Series 2005-1 Class A
   4.080% due 06/15/11                                  1,500           1,500
Community Program Loan Trust
   Series 1987-A Class A4
   4.500% due 10/01/18                                  2,419           2,380
Connecticut RRB Special Purpose Trust CL&P
   Series 2001-1 Class A5
   6.210% due 12/30/11                                  1,000           1,049
Countrywide Asset-Backed Certificates
   Series 2001-BC3 Class A (E)
   4.278% due 12/25/31                                    273             273
   Series 2004-7 Class AF2
   3.324% due 12/25/23                                  1,000             997
   Series 2005-4 Class 3AV1 (E)
   4.118% due 10/25/35                                  2,184           2,184
   Series 2005-5 Class 2A1 (E)
   4.118% due 10/25/35                                    668             668
   Series 2005-9 Class 2A1 (E)
   3.938% due 08/25/35                                  1,074           1,074

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Daimler Chrysler Auto Trust
   Series 2005-A Class A3
   3.490% due 12/08/08                                  2,330           2,297
   Series 2005-A Class A4
   3.740% due 02/08/10                                  8,100           7,925
Dillard Credit Card Master Trust
   Series 2002-2 Class A
   3.800% due 09/15/10                                  3,650           3,623
Discover Card Master Trust I
   Series 1996-3 Class A
   6.050% due 08/18/08                                  2,225           2,235
   Series 2002-2 Class B
   5.450% due 10/15/09                                  1,000           1,009
E-Trade RV and Marine Trust
   Series 2004-1 Class A3
   3.620% due 10/08/18                                  1,300           1,245
Equifirst Mortgage Loan Trust (E)
   Series 2005-1 Class A1
   4.098% due 04/25/35                                  1,929           1,929
Federal Farm Credit Bank
   12.250% due 02/01/07                                 2,446           2,544
Fifth Third Auto Trust
   Series 2004-A Class A3
   3.190% due 02/20/08                                  2,000           1,978
Finance America Mortgage Loan Trust (E)
   Series 2004-1 Class 2A1
   4.208% due 06/25/34                                    367             367
First National Master Note Trust (E)
   Series 2003-1 Class A
   4.070% due 08/15/08                                  1,000           1,000
First NLC Trust (E)
   Series 2005-2 Class AV1
   4.148% due 09/25/35                                    757             757
Fleet Credit Card Master Trust II
   Series 2001-B Class A
   5.600% due 12/15/08                                  3,000           3,017
   Series 2001-B Class B
   5.900% due 12/15/08                                  1,100           1,108
Ford Credit Auto Owner Trust
   Series 2005-A Class A3
   3.480% due 11/15/08                                  8,225           8,114
   Series 2005-B Class A4
   4.380% due 01/15/10                                    500             495
   Series 2005-B Class B
   4.640% due 04/15/10                                  1,250           1,236
   Series 2005-C Class B
   4.520% due 09/15/10                                  1,000             982

                                                   Short Duration Bond Fund  147

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Franklin Auto Trust
   Series 2003-1 Class A4
   2.270% due 05/20/11                                  1,027           1,003
Fremont Home Loan Trust (E)
   Series 2004-4 Class 2A1
   4.198% due 03/25/35                                    282             282
GE Commercial Equipment Financing LLC (E)
   Series 2004-1 Class B
   4.200% due 12/20/15                                    606             606
GE Corporate Aircraft Financing LLC (E)(A)
   Series 2004-1A Class B
   4.888% due 01/25/18                                    702             702
GE Dealer Floorplan Master Note Trust (E)
   Series 2004-2 Class B
   4.290% due 07/20/09                                  1,000           1,002
GMAC Mortgage Corp. Loan Trust
   Series 2004-GH1 Class A2
   4.390% due 12/25/25                                  1,500           1,487
GS Auto Loan Trust
   Series 2004-1 Class A3
   2.130% due 11/15/07                                  1,573           1,557
   Series 2005-1 Class A4
   4.560% due 11/15/13                                  1,300           1,286
GSAMP Trust (E)
   Series 2004-NC2 Class A2A
   4.218% due 10/01/34                                    154             154
   Series 2004-SEA Class A2A
   4.328% due 03/25/34                                    941             941
Honda Auto Receivables Owner Trust
   Series 2003-2 Class A4
   2.160% due 10/21/08                                  5,505           5,369
   Series 2003-3 Class A4
   2.770% due 11/21/08                                  2,000           1,954
   Series 2003-4 Class A4
   2.790% due 03/16/09                                  1,000             976
   Series 2003-5 Class A3
   2.300% due 10/18/07                                    726             718
   Series 2003-5 Class A4
   2.960% due 04/20/09                                  2,135           2,079
   Series 2004-3 Class A4
   3.280% due 02/18/10                                  2,000           1,925
Household Automotive Trust
   Series 2005-3 Class A2
   4.700% due 01/17/09                                  2,600           2,600
Household Mortgage Loan Trust (E)
   Series 2003-HC1 Class A
   4.350% due 02/20/33                                    520             521
Household Private Label Credit Card Master Note
   Trust I (E)
   Series 2002-2 Class A
   4.140% due 01/18/11                                  1,000           1,001

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hyundai Auto Receivables Trust
   Series 2002-A Class A3 (A)
   2.800% due 02/15/07                                     99              99
   Series 2004-A Class A3
   2.970% due 05/15/09                                  1,000             980
   Series-A Class A3
   3.980% due 11/16/09                                  1,500           1,478
Illinois Power Special Purpose Trust
   Series 1998-1 Class A6
   5.540% due 06/25/09                                  3,829           3,857
IXIS Real Estate Capital Trust (E)
   Series 2005-HE2 Class A1
   4.118% due 09/25/35                                    764             764
Long Beach Auto Receivables Trust
   Series 2005-B Class A3
   4.406% due 05/15/10                                  1,500           1,486
Marlin Leasing Receivables LLC (A)
   Series 2005-1A Class A3
   4.630% due 11/17/08                                  1,650           1,640
MBNA Credit Card Master Note Trust
   Series 2001-A1 Class A1
   5.750% due 10/15/08                                  1,000           1,006
   Series 2003-A6 Class A6
   2.750% due 10/15/10                                  1,430           1,361
   Series 2004-A4 Class A4
   2.700% due 09/15/09                                 11,005          10,690
   Series 2005-A7 Class A7
   4.300% due 02/15/11                                  1,500           1,480
Merrill Auto Trust Securitization
   Series 2005-1 Class A3
   4.100% due 08/25/09                                  3,000           2,965
Morgan Stanley Dean Witter Capital I (E)
   Series 2002-HE1 Class A2
   4.368% due 07/25/32                                      3               3
National City Auto Receivables Trust
   Series 2002-A Class A4
   4.830% due 08/15/09                                    865             866
   Series 2004-A Class A3
   2.110% due 07/15/08                                  1,334           1,318
National City Bank
   2.700% due 08/24/09                                  1,818           1,726
Navistar Financial Corp. Owner Trust
   Series 2002-A Class A4
   4.760% due 04/15/09                                    524             524

 148  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Nelnet Education Loan Funding, Inc.
   Series 2001-A Class A1
   5.760% due 07/01/12                                  2,267           2,306
Nelnet Student Loan Trust (E)
   Series 2002-2 Class A3
   4.061% due 09/25/13                                    366             366
Nissan Auto Lease Trust
   Series 2005-A Class A3
   4.700% due 10/15/08                                  3,000           2,996
Nissan Auto Receivables Owner Trust
   Series 2005-A Class A3
   3.540% due 10/15/08                                  1,650           1,625
   Series 2005-B Class A3
   3.990% due 07/15/09                                  1,600           1,581
Nordstrom Private Label Credit Card Master Note
   Trust (A)
   Series 2001-1A Class A
   4.820% due 04/15/10                                  3,500           3,503
Onyx Acceptance Grantor Trust
   Series 2005-A Class A4
   3.910% due 09/15/11                                  2,000           1,955
Option One Mortgage Loan Trust (E)
   Series 2005-1 Class A2
   4.168% due 02/25/35                                    735             735
PBG Equipment Trust (A)
   Series 1998-1A Class A
   6.270% due 01/20/12                                    790             790
Peco Energy Transition Trust
   Series 1999-A Class A6
   6.050% due 03/01/09                                  1,996           2,018
PG&E Energy Recovery Funding LLC
   Series 2005-1 Class A2
   3.870% due 06/25/11                                  2,905           2,855
PNC Student Loan Trust I
   Series 1997-2 Class A7
   6.728% due 01/25/07                                    682             688
Popular ABS Mortgage Pass-Through Trust
   Series 2004-5 Class AF2
   3.735% due 12/25/34                                    965             951
   Series 2005-3 Class AF3
   4.437% due 07/25/35                                  2,000           1,969
Provident Auto Lease ABS Trust (A)
   Series 1999-1 Class A2
   7.025% due 01/14/12                                     21              21
Providian Gateway Master Trust (A)
   Series 2004-FA Class A
   3.650% due 11/15/11                                  1,200           1,172
PSE&G Transition Funding LLC
   Series 2001-1 Class A3
   5.980% due 06/15/08                                  1,831           1,841

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Public Service New Hampshire Funding LLC
   Series 2001-1 Class A2
   5.730% due 11/01/10                                  1,263           1,276
Railcar Leasing LLC (A)
   Series 1997-1 Class A2
   7.125% due 01/15/13                                  1,000           1,060
Regions Auto Receivables Trust
   Series 2003-2 Class A3
   2.310% due 01/15/08                                    875             869
Residential Asset Mortgage Products, Inc. (E)
   Series 2004-RS1 Class AII1
   4.168% due 06/25/27                                  1,576           1,577
   Series 2004-RS2 Class AIIB
   4.288% due 02/25/34                                  1,542           1,544
   Series 2004-RS8 Class AII1
   4.178% due 05/25/26                                    809             809
Sears Credit Account Master Trust
   Series 1999-3 Class A
   6.450% due 11/17/09                                    121             121
   Series 2002-5 Class A (E)
   4.350% due 11/17/09                                  3,500           3,500
SLM Student Loan Trust (A)
   Series 2003-4 Class A5B
   3.390% due 03/15/33                                  3,000           2,898
Specialty Underwriting & Residential Finance (E)
   Series 2004-BC4 Class A2A
   4.188% due 10/25/35                                  1,094           1,094
Susquehanna Auto Lease Trust (A)
   Series 2003-1 Class A3
   2.460% due 01/14/07                                    519             514
   Series 2005-1 Class A3
   4.430% due 06/16/08                                  4,000           3,978
   Series 2005-1 Class B
   4.710% due 07/14/08                                  1,700           1,688
Toyota Auto Receivables Owner Trust
   Series 2003-B Class A4
   2.790% due 01/15/10                                  4,670           4,581
Toyota Motor Credit Corp.
   2.750% due 08/06/09                                  2,909           2,788
Triad Auto Receivables Owner Trust
   Series 2002-A Class A4
   3.240% due 08/12/09                                  1,504           1,490
   Series 2003-B Class A3
   2.480% due 03/12/08                                    595             592
   Series 2004-A Class A3
   1.900% due 07/14/08                                  1,000             990

                                                   Short Duration Bond Fund  149

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
USAA Auto Owner Trust
   Series 2004-2 Class A3
   3.030% due 06/16/08                                  4,425           4,376
   Series 2004-2 Class A4
   3.580% due 02/15/11                                  1,700           1,665
   Series 2005-2 Class A4
   4.170% due 02/15/11                                  4,000           3,922
Wachovia Auto Owner Trust
   Series 2004-A Class A3
   3.190% due 06/20/08                                  2,000           1,980
   Series 2004-A Class A4
   3.660% due 07/20/10                                 10,500          10,280
   Series 2004-B Class A3
   2.910% due 04/20/09                                  5,000           4,916
Wells Fargo Financial Auto Owner Trust
   Series 2004-A Class A4
   2.670% due 08/16/10                                  2,000           1,946
Wells Fargo Home Equity Trust (E)
   Series 2004-2 Class A31
   4.198% due 06/25/19                                      4               4
West Penn Funding LLC Transition Bonds
   Series 1999-A Class A3
   6.810% due 09/25/08                                    780             786
WFS Financial Owner Trust
   Series 2002-3 Class A4
   3.500% due 02/20/10                                  1,407           1,397
   Series 2004-1 Class A3
   2.190% due 06/20/08                                  1,500           1,490
Whole Auto Loan Trust
   Series 2003-1 Class A3B
   1.990% due 05/15/07                                  1,001             995
   Series 2003-1 Class B
   2.240% due 03/15/10                                    433             426
World Omni Auto Receivables Trust (E)
   Series 2005-B Class A4
   4.020% due 09/20/12                                  2,000           2,000
                                                                 ------------
                                                                      296,478
                                                                 ------------

Corporate Bonds and Notes - 17.4%
ABN Amro Bank NV
   7.125% due 06/18/07                                  1,700           1,760
Allstate Financial Global Funding (A)
   2.500% due 06/20/08                                  4,080           3,838
Altria Group, Inc.
   7.650% due 07/01/08                                  1,500           1,595
American Express Centurion Bank
   Series BKNT
   4.375% due 07/30/09                                  3,440           3,370

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
American General Finance Corp. (E)
   Series MTNG
   4.000% due 03/23/07                                    200             200
Associates Corp. of North America
   6.250% due 11/01/08                                  1,900           1,973
   8.550% due 07/15/09                                    750             840
Bank of America Corp.
   6.375% due 02/15/08                                  3,000           3,095
Bank of Montreal
   7.800% due 04/01/07                                  3,000           3,119
Bank One Corp.
   2.625% due 06/30/08                                  3,050           2,881
BankAmerica Corp.
   6.250% due 04/01/08                                  2,000           2,059
   7.125% due 03/01/09                                  1,500           1,597
BB&T Corp. (E)
   Series BKNT
   3.831% due 06/04/07                                  3,500           3,502
BellSouth Corp.
   4.200% due 09/15/09                                  6,980           6,770
Boeing Co.
   8.100% due 11/15/06                                  2,375           2,453
British Aerospace Finance, Inc. (p)
   7.000% due 07/01/07                                    900             925
CIT Group, Inc.
   7.375% due 04/02/07                                  6,800           7,032
   4.120% due 09/20/07 (N)(E)                           3,800           3,811
Citigroup Global Markets Holdings, Inc. (E)
   Series MTNM
   3.816% due 03/07/08                                  1,600           1,599
Citigroup, Inc. (E)
   3.821% due 06/04/07                                  1,000           1,000
Consolidated Edison Co. of New York
   Series B
   7.150% due 12/01/09                                  1,000           1,080
CSX Corp.
   6.250% due 10/15/08                                  2,000           2,066
Deutsche Bank Financial, Inc.
   7.500% due 04/25/09                                  2,000           2,159
Dominion Resources, Inc.
   Series G
   3.660% due 11/15/06                                  1,800           1,778
Entergy Mississippi, Inc.
   4.350% due 04/01/08                                    500             490
Fifth Third Bancorp
   Series BKNT
   3.375% due 08/15/08                                  2,000           1,923
Fifth Third Bank
   Series BKNT
   4.200% due 02/23/10                                  2,000           1,945

 150  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
FleetBoston Financial Corp.
   6.375% due 05/15/08                                  4,185           4,324
Ford Motor Credit Co.
   6.500% due 01/25/07                                  1,500           1,482
   4.870% due 03/21/07 (E)                              2,800           2,726
   7.260% due 11/02/07 (E)                                200             199
GATX Rail Corp.
   6.750% due 05/01/09                                  2,500           2,594
General Electric Capital Corp.
   4.281% due 10/21/10 (E)                              2,000           1,999
   Series MTNA
   4.625% due 09/15/09                                  6,460           6,388
General Mills, Inc.
   5.125% due 02/15/07                                  3,000           3,004
General Motors Acceptance Corp. (E)
   5.050% due 01/16/07                                    200             197
Goldman Sachs Group, Inc.
   4.202% due 10/05/07 (E)                              2,000           2,004
   4.500% due 10/07/11 (E)                              3,000           3,013
   Series MTNB (E)
   4.524% due 07/23/09                                  2,000           2,011
Harrah's Operating Co., Inc.
   7.500% due 01/15/09                                  1,500           1,595
Household Finance Corp. (E)
   3.900% due 02/28/07                                  3,200           3,201
HSBC Finance Corp.
   6.500% due 11/15/08                                 10,130          10,554
International Lease Finance Corp.
   5.625% due 06/01/07 (N)                              1,600           1,616
   4.750% due 07/01/09                                  2,250           2,210
   Series MTNP
   3.125% due 05/03/07                                  2,200           2,143
John Hancock Global Funding II
   6.000% due 12/28/06                                  2,450           2,479
Lehman Brothers Holdings, Inc.
   7.875% due 08/15/10                                  1,000           1,114
Lehman Brothers, Inc.
   6.625% due 02/15/08                                  1,500           1,556
Medco Health Solutions, Inc.
   7.250% due 08/15/13                                  1,750           1,895
Merrill Lynch & Co., Inc.
   4.831% due 10/27/08                                  3,925           3,909
Metropolitan Life Global Funding I (A)
   4.250% due 07/30/09                                  4,000           3,909
MGM Mirage
   9.750% due 06/01/07                                  1,200           1,260
Morgan Stanley
   4.341% due 07/27/07 (E)                              3,000           3,005
   3.875% due 01/15/09                                  2,000           1,930
National City Bank
   Series BKNT
   4.250% due 01/29/10                                  1,375           1,338

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
   Corp.
   Series MTNC
   6.500% due 03/01/07                                  2,200           2,248
New York Life Global Funding (E)(A)
   3.901% due 02/26/07                                  2,500           2,501
Nisource Finance Corp.
   3.200% due 11/01/06                                  2,795           2,749
   3.628% due 11/01/06                                  1,300           1,283
Northern States Power-Minnesota
   6.875% due 08/01/09                                  3,000           3,179
Pepco Holdings, Inc.
   5.500% due 08/15/07                                    400             403
Principal Life Global Funding I (A)
   5.125% due 06/28/07                                  2,000           2,002
   2.800% due 06/26/08                                  5,600           5,321
Principal Life Income Funding Trusts
   3.200% due 04/01/09                                  1,500           1,426
Prudential Financial, Inc.
   4.104% due 11/15/06                                    500             495
Residential Capital Corp. (A)
   6.375% due 06/30/10                                  2,000           2,031
SBC Communications Capital Corp.
   Series MTND
   6.680% due 11/28/07                                  1,075           1,105
SLM Corp.
   3.625% due 03/17/08                                  7,200           7,009
Texas Eastern Transmission, LP
   5.250% due 07/15/07                                  2,900           2,913
Textron, Inc.
   6.375% due 11/15/08                                  2,500           2,601
TIAA Global Markets (A)
   5.000% due 03/01/07                                  3,625           3,632
Unilever Capital Corp.
   7.125% due 11/01/10                                  1,000           1,094
US Bancorp
   Series MTNN
   5.100% due 07/15/07                                  1,650           1,658
US Bank NA
   Series BKNT
   4.125% due 03/17/08                                  1,600           1,577
US Central Credit Union
   2.750% due 05/30/08                                  1,880           1,788
USAA Capital Corp. (A)
   Series MTNB
   4.640% due 12/15/09                                    595             587

                                                   Short Duration Bond Fund  151

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Virginia Electric and Power Co.
   Series A
   5.375% due 02/01/07                                    675             679
Wachovia Bank NA
   Series BKNT
   4.375% due 08/15/08                                  2,250           2,224
Wachovia Corp.
   5.625% due 12/15/08 (N)                              8,200           8,393
   Series* (E)
   4.121% due 07/20/07                                  3,500           3,504
Wells Fargo (N)
   4.125% due 03/10/08                                    820             809
Wells Fargo & Co.
   6.250% due 04/15/08                                  8,337           8,608
                                                                 ------------
                                                                      210,334
                                                                 ------------

International Debt - 2.1%
Brazilian Government International Bond
   9.760% due 06/29/09 (E)                              1,150           1,340
   8.000% due 01/15/18                                  2,000           2,066
British Telecommunications PLC
   7.000% due 05/23/07                                  1,700           1,748
Eli Lilly Services, Inc. (E)(p)
   3.907% due 09/12/08                                  4,000           3,999
HBOS Treasury Services PLC (A)
   4.203% due 01/12/07 (E)                                900             901
   3.500% due 11/30/07                                  2,000           1,949
   3.750% due 09/30/08                                  1,000             971
HSBC Bank PLC
   6.950% due 03/15/11                                  1,000           1,108
Inter-American Development Bank
   12.250% due 12/15/08                                 1,250           1,517
Interstar Millennium Trust (E)
   Series 2004-2G Class A
   4.057% due 03/14/36                                  1,900           1,900
Mexico Government International Bond
   4.625% due 10/08/08                                  3,250           3,211
National Westminster Bank PLC
   7.375% due 10/01/09                                  1,000           1,086
Panama Government International Bond
   8.250% due 04/22/08                                  1,200           1,274
Peru Government International Bond
   9.125% due 01/15/08                                    900             972
Province of Ontario
   5.500% due 10/01/08                                  1,500           1,536
                                                                 ------------
                                                                       25,578
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Mortgage-Backed Securities - 20.7%
American Home Mortgage Investment Trust (E)
   Series 2004-3 Class 5A
   4.290% due 10/25/34                                  2,599           2,544
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    904             885
Banc of America Commercial Mortgage, Inc.
   Series 2004-2 Class A1
   2.764% due 11/10/38                                  2,346           2,255
Banc of America Funding Corp. (E)
   Series 2005-D Class A1
   4.117% due 05/25/35                                 10,426          10,269
Banc of America Mortgage Securities
   Series 2004-2 Class 2A1
   5.250% due 03/25/34                                  1,385           1,382
Bank of America Mortgage Securities
   Series 2002-K Class 2A1 (E)
   5.487% due 10/20/32                                     55              55
   Series 2004-2 Class 5A1
   6.500% due 10/25/31                                    399             406
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2002-9 Class 2A
   5.279% due 10/25/32                                     18              18
   Series 2003-1 Class 5A1
   5.448% due 04/25/33                                    547             533
   Series 2003-8 Class 2A1 (E)
   4.830% due 01/25/34                                    583             578
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.431% due 05/25/35                                  1,663           1,670
Bear Stearns Asset Backed Securities, Inc.
   Series 2003-AC3 Class A1
   4.000% due 07/25/33                                    617             607
Bear Stearns Commercial Mortgage Securities
   Series 1998-C1 Class A1
   6.340% due 06/16/30                                    415             420
   Series 1999-C1 Class A2
   6.020% due 02/14/31                                  2,000           2,054
   Series 2001-TOP Class A1
   5.060% due 11/15/16                                    781             782
   Series 2003-PWR Class A1
   3.432% due 05/11/39                                    758             732
   Series 2003-T10 Class A1
   4.000% due 03/13/40                                  1,490           1,434
   Series 2003-T12 Class A1
   2.960% due 08/13/39                                  1,480           1,421

 152  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Commercial Mortgage Pass Through Certificates
   Series 2004-LB2 Class A2
   3.600% due 03/10/39                                  1,000             958
Countrywide Alternative Loan Trust
   Series 2003-6T2 Class A1
   6.500% due 06/25/33                                    295             296
   Series 2003-J2 Class A1
   6.000% due 10/25/33                                    691             691
Credit Suisse First Boston Mortgage (E)(p)
   Series 2002-P3 Class A
   1.691% due 08/25/33                                    332             333
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 2002-AR2 Class 2A2
   5.641% due 10/25/32                                     41              41
   Series 2003-C4 Class A2
   3.908% due 08/15/36                                  1,000             974
   Series 2003-CK2 Class A1
   3.006% due 03/15/36                                    906             878
   Series 2004-C1 Class A1
   2.254% due 01/15/37                                  1,878           1,821
   Series 2005-C5 Class A1
   5.046% due 08/15/38                                  3,750           3,759
Fannie Mae
   30 year TBA (I)
   4.660%                                               4,000           4,007
   6.000% due 2008                                        103             104
   5.500% due 2009                                      2,315           2,333
   6.000% due 2010                                        217             222
   6.500% due 2010                                        172             178
   6.000% due 2011                                        224             229
   6.500% due 2011                                        145             150
   4.500% due 2013                                      2,998           2,929
   5.000% due 2013                                      3,048           3,026
   5.500% due 2013                                        405             408
   6.000% due 2013                                        480             491
   6.000% due 2014                                      2,354           2,410
   5.500% due 2016                                      1,415           1,424
   5.000% due 2017                                        106             105
   5.500% due 2017                                      2,059           2,074
   6.000% due 2017                                        217             224
   4.500% due 2018                                        143             139
   5.000% due 2018                                      4,775           4,712
   4.500% due 2019                                        347             336
   5.000% due 2019                                        554             547
   4.500% due 2020                                        462             447
   5.000% due 2020                                        388             383
   5.500% due 2022                                      1,435           1,427
   5.500% due 2033                                         92              91
   6.000% due 2033                                         35              36
   5.500% due 2034                                     16,932          16,725
   4.690% due 2035 (E)                                    667             659

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   4.900% due 2035 (E)                                 35,038          34,784
   5.500% due 2035                                     22,952          22,651
   4.115% due 2041 (E)                                  1,249           1,264
   4.065% due 2042 (E)                                  1,187           1,197
   Series 1994-1 Class K
   6.500% due 06/25/13                                     99              99
   Series 2003-129 Class PQ
   4.500% due 07/25/33                                    566             564
   Series 2003-24 Class PU
   3.500% due 11/25/15                                    331             321
   Series 2003-27 Class TJ
   4.000% due 10/25/16                                    557             555
   Series 2003-46 Class PQ
   3.000% due 06/25/19                                  3,500           3,442
   Series 2003-62 Class OD
   3.500% due 04/25/26                                  1,250           1,192
   Series 2003-63 Class GU
   4.000% due 07/25/33                                  2,673           2,624
   Series 2003-67 Class TA
   3.000% due 08/25/17                                  4,005           3,750
   Series 2003-75 Class NB
   3.250% due 08/25/18                                    714             684
   Series 2003-92 Class BR
   5.000% due 04/25/14                                    709             708
   Series 2004-17 Class HA
   3.000% due 01/25/19                                  2,294           2,119
   Series 2004-21 Class QA
   4.000% due 11/25/17                                  2,887           2,863
Fannie Mae Grantor Trust (E)
   Series 2002-T10 Class A1
   4.158% due 06/25/32                                  5,732           5,726
   Series 2005-T2 Class 1A1
   3.712% due 11/28/35                                    314             313
   Series 2005-T4 Class A1A
   4.088% due 09/25/35                                  2,067           2,067
Fannie Mae-Aces
   Series 1998-M1 Class A2
   6.250% due 01/25/08                                  1,497           1,525
Federal Home Loan Bank System
   Series 2004-900 Class 1
   3.920% due 09/25/09                                  1,738           1,684
   Series 2005-058 Class H
   4.750% due 10/25/10                                  4,133           4,109
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities
   Series 2003-H00 Class A2
   1.876% due 03/15/08                                    216             214

                                                   Short Duration Bond Fund  153

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Freddie Mac
   5.500% due 2008                                        127             128
   6.500% due 2008                                        123             128
   6.000% due 2009                                        101             103
   6.500% due 2009                                        419             430
   8.000% due 2010                                         48              49
   6.000% due 2013                                        151             154
   5.500% due 2014                                        624             629
   6.000% due 2014                                        156             160
   6.000% due 2016                                        677             692
   5.500% due 2017                                      1,029           1,036
   5.000% due 2018                                        634             626
   6.000% due 2028                                        140             142
   5.500% due 2029                                        967             957
   6.000% due 2029                                        286             290
   6.000% due 2031                                        391             395
   Series 1993-164 Class PD
   4.500% due 09/15/08                                    148             147
   Series 2003-255 Class PB
   5.500% due 08/15/30                                    102             101
   Series 2003-258 Class NS
   3.250% due 09/15/15                                  1,572           1,517
   Series 2003-258 Class QK
   4.000% due 04/15/22                                    527             526
   Series 2003-261 Class JA
   3.760% due 03/15/29                                  1,403           1,349
   Series 2003-262 Class KP
   2.870% due 12/15/16                                  3,324           3,126
   Series 2003-263 Class NK
   4.000% due 02/15/15                                    804             801
   Series 2003-263 Class YH
   3.500% due 08/15/22                                  1,250           1,240
   Series 2003-268 Class MX
   4.000% due 07/15/16                                  2,495           2,422
   Series 2003-271 Class OJ
   3.500% due 03/15/11                                  1,810           1,800
   Series 2004-276 Class EA
   4.500% due 04/15/13                                  1,660           1,652
   Series 2004-278 Class HE
   4.000% due 09/15/17                                  3,868           3,729
   Series 2004-285 Class BA
   4.500% due 02/15/20                                  1,654           1,627
   Series 2005-305 Class AP
   5.500% due 01/15/27                                  3,000           3,026
Freddie Mac Gold
   4.000% due 2007                                      1,044           1,025
   4.000% due 2008                                        883             864
   4.500% due 2008                                        982             978
   5.500% due 2009                                        294             297
   6.000% due 2009                                         85              87
   6.000% due 2010                                        171             174
   6.000% due 2011                                        578             590
   6.000% due 2032                                        503             509
   6.000% due 2033                                        855             865

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp.
   Series 2001-3 Class A1
   5.560% due 06/10/38                                  1,602           1,621
   Series 2004-C3 Class A1
   3.752% due 07/10/39                                  2,945           2,873
   Series 2005-C1 Class A1
   4.012% due 06/10/48                                  1,767           1,736
Ginnie Mae I
   7.000% due 2007                                          4               4
   6.000% due 2008                                         98             100
   9.500% due 2017                                          1               1
Ginnie Mae II (E)
   3.750% due 2027                                        154             157
   4.000% due 2032                                        311             311
Government National Mortgage Association
   Series 2004-78 Class A
   3.590% due 11/16/17                                  2,802           2,718
GSR Mortgage Loan Trust
   Series 2004-7 Class 1A1
   3.412% due 06/25/34                                  2,137           2,091
Impac CMB Trust (E)
   Series 2004-2 Class A2
   4.288% due 04/25/34                                    562             561
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2002-C2 Class A1
   4.326% due 12/12/34                                    788             770
   Series 2005-LDP Class A1
   4.655% due 08/15/42                                  1,856           1,844
   4.613% due 10/15/42                                  2,721           2,698
   Series 2005-LDP Class A2
   4.790% due 10/15/42                                  2,150           2,116
LB-UBS Commercial Mortgage Trust
   Series 2003-C1 Class A1
   2.720% due 03/15/27                                  1,366           1,321
   Series 2003-C3 Class A1
   2.599% due 05/15/27                                  1,895           1,820
Lehman Large Loan
   Series 1997-LLI Class A2
   6.840% due 10/12/34                                     70              71
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   4.210% due 06/15/30                                  1,543           1,539
Morgan Stanley Capital I
   Series 2003-T11 Class A1
   3.260% due 06/13/41                                  1,523           1,478

 154  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-T13 Class A1
   2.850% due 09/13/45                                    776             747
   Series 2005-HQ6 Class A1
   4.646% due 08/13/42                                  2,055           2,039
Morgan Stanley Dean Witter Capital I
   Series 2001-TOP Class A1
   5.020% due 10/15/35                                    274             274
   Series 2002-HQ Class A2
   6.090% due 04/15/34                                    354             361
Prime Mortgage Trust (E)
   Series 2004-CL1 Class 1A2
   4.438% due 02/25/34                                    278             278
   Series 2004-CL1 Class 2A2
   4.438% due 02/25/19                                     70              70
SACO I, Inc. (E)(p)
   Series 2004-2 Class A2
   4.228% due 07/25/19                                    469             469
Salomon Brothers Mortgage Securities VII
   Series 2003-UP2 Class A1
   4.000% due 12/25/18                                  1,255           1,204
Structured Asset Mortgage Investments, Inc. (E)
   Series 2002-AR3 Class A1
   4.327% due 09/19/32                                    125             125
Structured Asset Securities Corp. (E)
   Series 2001-21A Class 1A1
   6.250% due 01/25/32                                    130             132
Vendee Mortgage Trust
   Series 2001-3 Class J
   6.500% due 05/15/08                                    437             444
Wachovia Bank Commercial Mortgage Trust
   Series 2002-C2 Class A2
   4.043% due 11/15/34                                  2,020           1,961
   Series 2003-C4 Class A1
   3.003% due 04/15/35                                  1,562           1,514
Washington Mutual
   Series 2002-AR1 Class A6
   4.816% due 10/25/32                                    729             725
   Series 2002-AR9 Class 1A (E)
   4.265% due 08/25/42                                  1,474           1,469
Washington Mutual MSC Mortgage Pass-Through CTFS
   (E)
   Series 2002-AR2 Class 2A1
   6.060% due 07/25/32                                     18              18
Washington Mutual, Inc. (E)
   Series 2002-AR6 Class A
   4.419% due 06/25/42                                    669             673
   Series 2005-AR1 Class A1A1
   4.328% due 10/25/45                                    500             500
                                                                 ------------
                                                                      251,271
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Non-US Bonds - 0.1%
Landwirtschaftliche Rentenbank
   0.650% due 09/30/08                             JPY 60,000             519
                                                                 ------------

United States Government Agencies - 0.3%
Federal Home Loan Bank System
   5.925% due 04/09/08                                  1,600           1,645
   Zero coupon due 04/27/10                               749             671
Freddie Mac
   5.810% due 04/04/08                                  1,000           1,026
                                                                 ------------
                                                                        3,342
                                                                 ------------

United States Government Treasuries - 13.6%
United States Treasury Notes
   3.125% due 05/15/07                                 48,040          47,145
   3.625% due 06/30/07                                 96,635          95,438
   2.750% due 08/15/07                                  8,000           7,776
   3.375% due 12/15/08                                 15,500          15,025
                                                                 ------------
                                                                      165,384
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $966,737)                                                       952,906
                                                                 ------------

PREFERRED STOCKS - 0.2%
Financial Services - 0.2%
DG Funding Trust (A)                                      219           2,346
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $2,306)                                                           2,346
                                                                 ------------


                                                   Short Duration Bond Fund  155

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
OPTIONS PURCHASED - 0.0%
(Number of Contracts)
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.500% (Fund Receives)
   Apr 2006 0.00 Call (1)                               5,000               6
Swaption USD Three Month LIBOR (Fund Pays)/USD
   4.250% (Fund Receives)
   Oct 2006 0.00 Call (3)                              13,000              19
Swaption USD Three Month LIBOR (Fund Pays)/ USD
   4.500% (Fund Receives)
   Oct 2006 0.00 Call (3)                              29,600              76
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $198)                                                               101
                                                                 ------------

                                                  PRINCIPAL
                                                  AMOUNT ($)
                                                  OR SHARES
                                                 ------------
SHORT-TERM INVESTMENTS - 24.4%
American Electric Power Co., Inc. Series A
   6.125% due 05/15/06                                  5,790           5,827
Associates Corp. of North America
   Series MTNH
   7.250% due 05/08/06                                  2,000           2,027
   7.240% due 05/17/06                                  1,000           1,014
BankAmerica Corp.
   6.200% due 02/15/06                                    750             754
Barclays US Funding, LLC (z)
   3.655% due 11/28/05 (c)                             10,700          10,671
   4.190% due 02/27/06                                  1,400           1,380
BNP Paribas (z)
   4.155% due 02/27/06                                  7,000           6,899
Brazilian Government International Bond (E)
   5.188% due 04/15/06                                    416             416
British Sky Broadcasting PLC
   7.300% due 10/15/06                                  2,000           2,044
Burlington Northern Santa Fe Corp.
   6.375% due 12/15/05                                  1,535           1,538
Capital Auto Receivables Asset Trust Series
   2002-3 Class A3
   3.580% due 10/16/06                                  1,705           1,703

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
CBA (Delaware) Finance Discount Notes (z)
   4.120% due 01/25/06                                 12,100          10,788
   4.140% due 01/30/06                                 12,100           1,187
Citigroup, Inc.
   6.750% due 12/01/05 (N)                              6,500           6,512
   5.750% due 05/10/06                                  1,370           1,378
ConAgra Foods, Inc.
   6.000% due 09/15/06                                  1,300           1,312
Continental Cablevision, Inc.
   8.300% due 05/15/06                                    400             407
COX Communications, Inc.
   7.750% due 08/15/06                                  2,900           2,961
DaimlerChrysler NA Holding Corp.
   6.400% due 05/15/06                                  1,200           1,210
   4.430% due 05/24/06 (E)                              2,800           2,807
Danske Corp. Discount Notes (c)(z)
   3.605% due 11/04/05                                  1,700           1,699
   3.625% due 11/07/05                                  4,000           3,998
   3.680% due 11/14/05                                  6,200           6,192
Devon Energy Corp.
   2.750% due 08/01/06                                  4,954           4,872
DNB Nor Bank ASA (c)(z)
   3.590% due 11/21/05                                 10,700          10,679
   3.595% due 11/21/05                                  1,200           1,198
Fannie Mae (E)
   3.799% due 09/22/06                                  1,600           1,599
France Telecom SA
   7.200% due 03/01/06                                  1,200           1,210
Frank Russell Investment Company Money Market
   Fund                                            59,953,334          59,953
Freddie Mac Discount Notes (c)(z)
   3.359% due 11/29/05                                    500             498
General Electric Capital Corp. (z)
   4.120% due 01/24/06                                 11,000          10,887
   4.130% due 01/25/06                                  1,100           1,089
General Motors Acceptance Corp.
   5.070% due 04/13/06 (E)                              2,300           2,290
   4.677% due 05/18/06 (E)                                400             398
   6.125% due 09/15/06                                    300             299
Government Trust Certificate
   8.500% due 04/01/06                                    228             233
GTE Corp.
   6.360% due 04/15/06                                  5,000           5,035
HBOS Treasury Service PLC (z)
   4.190% due 02/27/06                                  3,500           3,450
Heller Financial, Inc.
   6.375% due 03/15/06                                  1,000           1,007
Historic TW, Inc.
   8.110% due 08/15/06                                  2,000           2,048

 156  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
HSBC Bank PLC
   7.625% due 06/15/06                                  4,500           4,578
Hydro Quebec
   Series MTNB
   6.520% due 02/23/06                                  1,000           1,007
KFW International Finance
   Series DTC
   5.250% due 06/28/06                                  2,000           2,007
Kroger Co. (The)
   8.150% due 07/15/06                                  3,885           3,967
Nordea Bank Finland PLC
   6.500% due 01/15/06                                  3,000           3,014
Nordea North America, Inc. (c)(z)
   3.680% due 11/14/05                                 10,900          10,886
Northrop Grumman Corp.
   7.000% due 03/01/06                                  2,000           2,017
Pepco Holdings, Inc.
   3.750% due 02/15/06                                  3,654           3,644
Progress Energy, Inc.
   6.750% due 03/01/06                                  4,000           4,025
Rabobank USA Financial Corp. (c)(z)
   3.620% due 11/28/05                                    700             698
   3.860% due 12/23/05                                 11,000          10,939
Safeway, Inc.
   6.150% due 03/01/06                                  4,000           4,010
Societe Generale NA
   3.960% due 01/27/06 (z)                              1,000             987
   4.145% due 02/01/06                                  1,100           1,088
SouthTrust Bank (E)
   Series BKNT
   3.807% due 12/14/05                                  3,000           2,999
Sprint Capital Corp.
   7.125% due 01/30/06                                  1,000           1,006
   4.780% due 08/17/06                                  3,000           2,999
Svenska Handelsbanken (z)
   4.065% due 01/20/06                                 11,000          10,884
Swedbank Forenings (c)(z)
   3.910% due 12/22/05                                  6,100           6,066
Swiss Bank Corp.
   7.250% due 09/01/06                                  1,500           1,527
TCI Communications, Inc.
   6.875% due 02/15/06                                  2,109           2,120
Time Warner, Inc.
   6.125% due 04/15/06                                  1,900           1,911
Tyco International Group SA
   6.375% due 02/15/06                                  4,000           4,020

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
UBS Financial Del, LLC (z)
   3.690% due 12/07/05 (c)                              1,800           1,793
   3.945% due 01/26/06                                  9,900           9,768
   4.155% due 02/28/06                                    400             394
Union Bank Switzerland
   7.250% due 07/15/06                                  1,000           1,016
United States Treasury Bills (c)(z)(sec.)
   3.363% due 12/08/05                                    150             149
   3.430% due 12/15/05                                  1,070           1,066
   3.452% due 12/15/05                                    500             498
   3.495% due 12/15/05                                     60              60
US Bank NA (E)
   Series BKNT
   3.761% due 12/05/05                                  1,500           1,500
USX Corp.
   6.650% due 02/01/06                                    600             603
Virginia Electric and Power Co.
   Series A
   5.750% due 03/31/06                                  3,785           3,801
Washington Mutual Financial Corp.
   7.250% due 06/15/06                                  3,005           3,053
Wells Fargo & Co.
   3.960% due 09/15/06 (E)                              3,000           3,003
   Series MTNH
   6.750% due 10/01/06                                  1,930           1,962
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $297,028)                                                       296,534
                                                                 ------------

OTHER SECURITIES - 0.3%
Frank Russell Investment Company Money Market
   Fund (X)                                         1,368,117           1,368
State Street Securities Lending Quality Trust
   (X)                                              2,803,143           2,803
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $4,171)                                                           4,171
                                                                 ------------

TOTAL INVESTMENTS - 103.5%
(identified cost $1,270,440)                                        1,256,058

OTHER ASSETS AND LIABILITIES,
NET - (3.5%)                                                          (42,478)
                                                                 ------------

NET ASSETS - 100.0%                                                 1,213,580
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  157

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Eurodollar Futures
   expiration date 03/06 (100)                             23,816               (206)
   expiration date 06/06 (431)                            102,551               (449)
   expiration date 09/06 (49)                              11,656                (68)
   expiration date 12/06 (186)                             44,249                (22)
   expiration date 03/07 (350)                             83,287                (82)
   expiration date 06/07 (173)                             41,163                (59)
   expiration date 09/07 (26)                               6,185                (12)

United States Treasury 2 Year Notes
   expiration date 12/05 (133)                             27,292               (167)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                     (1,065)
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Dec 2006 95.00 Put (12)                                  2,850                 (8)
   Dec 2006 95.25 Put (140)                                33,338               (130)

Swaption
   USD Three Month LIBOR (Fund Pays)/
   USD 4.300% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   3,000                (12)

Swaption
   USD Three Month LIBOR
   (Fund Pays)/
   USD 4.310% (Fund Receives)
   Oct 2006 0.00 Call (2)                                   3,000                (12)
Swaption
   USD Three Month LIBOR (Fund Pays)/
   USD 4.540% (Fund Receives)
   Apr 2006 0.00 Call (1)                                   2,000                 (6)
   Oct 2006 0.00 Call (2)                                   7,700                (51)

Swaption
   USD Three Month LIBOR (Fund Pays)/
   USD 4.560% (Fund Receives)
   Oct 2006 0.00 Call (1)                                   6,000                (43)

Swaption
   GBP Six Month LIBOR (Fund Pays)/
   USD 4.500% (Fund Receives)
   Dec 2006 0.00 Put (1)                                    3,009                 (3)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $322)                                                     (265)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 158  Short Duration Bond Fund

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             986      EUR           827    11/08/05                  5
EUR              18      USD            22    11/08/05                 --
EUR             809      USD           974    11/08/05                  4
JPY          61,632      USD           542    12/01/05                 11
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                  20
                                                           ==============

INTEREST RATE SWAP CONTRACTS
------------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
        COUNTER              NOTIONAL                                                  TERMINATION           VALUE
         PARTY                AMOUNT        FUND RECEIVES          FUND PAYS               DATE                $
-----------------------   --------------   ----------------   --------------------   ----------------   ----------------
Barclays                    GBP    2,800   5.000%             Six Month LIBOR            06/15/07                     17
                                                              Consumer Price Index
BNP Paribas                 EUR    1,200   2.090%             (France)                   10/15/10                     --
Lehman Brothers             GBP    1,500   4.500%             Six Month LIBOR            09/20/09                    (11)
Merrill Lynch               GBP    1,600   4.500%             Six Month LIBOR            09/20/09                    (11)
UBS                         USD   36,800   4.000%             Three Month LIBOR          12/15/07                   (576)
                                                                                                        ----------------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($125)                           (581)
                                                                                                        ================

  See accompanying notes which are an integral part of the financial statements.

                                                   Short Duration Bond Fund  159

FRANK RUSSELL INVESTMENT COMPANY
SHORT DURATION BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Asset-Backed Securities                                      24.4
Corporate Bonds and Notes                                    17.4
International Debt                                            2.1
Mortgage-Backed Securities                                   20.7
Non-US Bonds                                                  0.1
United States Government Agencies                             0.3
United States Government Treasuries                          13.6
Preferred Stock                                               0.2
Options Purchased                                              --*
Short-Term Investments                                       24.4
Other Securities                                              0.3
                                                  ---------------
Total Investments                                           103.5
Other Assets and Liabilities, Net                            (3.5)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)
Options Written                                               (--*)
Foreign Currency Exchange Contracts                            --*
Interest Rate Swap Contracts                                  (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 160  Short Duration Bond Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                  SELECT GROWTH - CLASS I           RUSSELL 1000(R) GROWTH **
                                                                  -----------------------           -------------------------
Inception*                                                                 10000                              10000
2001                                                                        6710                               6804
2002                                                                        5350                               5469
2003                                                                        7100                               6662
2004                                                                        7180                               6887
2005                                                                        7910                               7494

Select Growth - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.07%
Inception*                             (4.92)%sec.

Select Growth - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  9.60%
Inception*                             (5.20)%sec.

Select Growth - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.76%
Inception*                             (6.01)%sec.

Select Growth - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 10.17%
Inception*                             (4.82)%sec.

Russell 1000(R) Growth Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                  8.81%
Inception*                             (5.95)%sec.

 162  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Select Growth Fund Class I, Class S, Class E and Class C Shares gained 10.17%, 10.07%, 9.60% and 8.76%, respectively. This compared to the Russell 1000(R) Growth Index, which gained 8.81% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Growth Funds Average returned 10.09%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Stocks within the energy, utility and consumer staples sectors benefited from sharply higher oil prices and rising interest rates and the impact these developments could have on consumer spending and corporate profits. Smaller capitalization companies and select technology and health care stocks also outperformed due to pockets of strength in the semiconductor, computer technology, biotechnology, specialty pharmaceutical and health care management and service industries. In contrast, the more economically sensitive sectors such as materials and processing, autos and transportation and consumer discretionary underperformed on perceptions of slowing global economic growth and rising input costs.

The Fund faced a headwind because of underweights to energy-related and health care stocks and overweights to more economically sensitive sectors such as consumer discretionary and technology. Nevertheless, the Fund benefited from its exposure to smaller capitalization companies. Stocks held within the consumer discretionary, health care and technology sectors were additional sources of added value in the period.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's stock selection was the primary driver of its outperformance. Much of this strength was centered in the technology and consumer discretionary sectors, where consumer electronics and computer stocks performed well. Health care stock selection was also positive due to overweights in health care facilities, medical systems and health care management companies.

The Fund's sector positioning detracted from its performance due to underweights in some of the best performing sectors. The other energy, utilities, health care and consumer staples sectors were underweight.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The multi-manager structure of the Fund ensured exposure to each of the primary sectors within its Russell 1000(R) Growth Index benchmark. The different strategies employed by the Fund's money managers led to wide dispersion in performance; however, all of the Fund's money managers outperformed their respective benchmarks in the fiscal year. Delaware Management Company, Inc. was the best performer with strong stock selection making up for weak sector allocation. Delaware's key positive contributors came from selection within the consumer discretionary, health care and technology sectors where commercial service, biotechnology and computer technology stocks did well. The earnings momentum strategy followed by Turner Investment Partners, Inc. added value through overweighting health care management and service stocks. Fuller & Thaler Asset Management, Inc. and CapitalWorks Investment Partners, LLC benefited from their focus on the better performing small capitalization stocks. Finally, Ark Asset Management Co., Inc. outperformed through strong stock selection in the consumer discretionary and technology sectors, particularly in the consumer electronics, hotel and computer technology areas. Positive stock selection offset Ark's weak sector allocation.

                                                         Select Growth Fund  163

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

TCW Investment Management Company, which pursued a concentrated core growth strategy, was replaced with Transamerica Investment Management, LLC, a growth equity money manager in late 2004. In early 2005, Transamerica's growth team left to join Delaware. FRIMCo terminated Transamerica and hired Delaware. These changes did not materially alter the Fund's structure. Like TCW, Delaware seeks to identify companies it believes have the ability to generate long-term sustainable rates of growth.

Money Managers as of                                                      Styles
October 31, 2005


Ark Asset Management Co., Inc.                      Growth
CapitalWorks Investment Partners, LLC               Growth
Delaware Management Company (a series of
   Delaware Management Business Trust)              Growth
Fuller & Thaler Asset Management, Inc.              Growth
Turner Investment Partners, Inc.                    Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     The Select Growth Fund commenced operations on January 31, 2001.

** The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 164  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,092.40      $     1,013.76
Expenses Paid During
Period*                       $        11.97      $        11.52

* Expenses are equal to the Fund's annualized expense ratio of 2.27% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). On an annual basis and based on average daily net assets, the annualized expense ratio is 2.23% as contractually agreed to by the adviser. Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,097.60      $     1,018.45
Expenses Paid During
Period*                       $         7.08      $         6.82

* Expenses are equal to the Fund's annualized expense ratio of 1.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,100.10      $     1,020.42
Expenses Paid During
Period*                       $         5.03      $         4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,099.20      $     1,019.46
Expenses Paid During
Period*                       $         6.03      $         5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                         Select Growth Fund  165

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 94.0%
Auto and Transportation - 2.0%
Burlington Northern Santa Fe Corp.                      9,700             602
Expeditors International Washington, Inc.              13,500             819
FedEx Corp.                                             6,400             589
Freightcar America, Inc.                                3,000             131
Hayes Lemmerz International, Inc. (AE)(N)              10,200              40
Mesa Air Group, Inc. (AE)(N)                           12,700             143
Norfolk Southern Corp.                                 10,600             426
Pacer International, Inc.                               5,600             145
United Parcel Service, Inc. Class B                    11,000             802
                                                                 ------------
                                                                        3,697
                                                                 ------------

Consumer Discretionary - 18.3%
24/7 Real Media, Inc. (AE)                             21,300             136
Activision, Inc. (AE)                                  14,000             221
AMN Healthcare Services, Inc. (AE)                     15,800             261
AnnTaylor Stores Corp. (AE)                            13,800             335
aQuantive, Inc. (AE)(N)                                15,500             335
Best Buy Co., Inc.                                     32,160           1,423
BJ's Restaurants, Inc. (AE)(N)                          4,100              89
Buca, Inc. (AE)(N)                                     19,900             116
Casual Male Retail Group, Inc. (AE)                    20,200             116
Charlotte Russe Holding, Inc. (AE)                      8,800             155
Chemed Corp.                                            2,800             135
Coach, Inc. (AE)                                       24,180             778
Cross Country Healthcare, Inc. (AE)                    10,000             182
Crown Media Holdings, Inc. Class A (AE)(N)             12,100             129
DiamondCluster International, Inc. (AE)                10,800              69
eBay, Inc. (AE)                                        58,560           2,319
Electronic Arts, Inc. (AE)                             37,390           2,127
Emerson Radio (AE)                                     23,200              78
Ezcorp, Inc. Class A (AE)                               7,100             104
Google, Inc. Class A (AE)                              11,062           4,117
Gray Television, Inc.                                  11,700             105
Gymboree Corp. (AE)                                    14,600             258
Hudson Highland Group, Inc. (AE)                        5,800             139
International Game Technology                          32,000             848
J Jill Group, Inc. (AE)                                 6,200              79
Kohl's Corp. (AE)                                      19,100             919
Liberty Global, Inc. Series A (AE)(N)                  22,000             545
Liberty Global, Inc. Series C (AE)                     22,000             522
LIFE TIME Fitness, Inc. (AE)                            4,300             160
Lifeline Systems, Inc. (AE)                             5,200             172
LoJack Corp. (AE)                                       5,000              95
Lowe's Cos., Inc.                                      13,700             832
MGM Mirage (AE)                                        36,970           1,381
Monster Worldwide, Inc. (AE)                            6,700             220
MPS Group, Inc. (AE)                                   10,300             128

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Multimedia Games, Inc. (AE)(N)                         11,100             110
Nordstrom, Inc.                                        25,970             900
Office Depot, Inc. (AE)                                17,900             493
On Assignment, Inc. (AE)                                9,200              78
Royal Caribbean Cruises, Ltd. (N)                       7,100             294
Scientific Games Corp. Class A (AE)                     8,100             243
Sears Holdings Corp. (AE)                               6,100             733
Sharper Image Corp. (AE)(N)                             7,600              77
Sirius Satellite Radio, Inc. (AE)(N)                   94,980             593
Sportsman's Guide, Inc. (The) (AE)                      4,700             124
Stamps.com, Inc. (AE)                                   4,700              95
Staples, Inc.                                          45,000           1,023
Starbucks Corp. (AE)                                   29,456             833
Starwood Hotels & Resorts Worldwide, Inc. (o)          21,700           1,268
Steven Madden, Ltd. (AE)                               10,800             277
Target Corp.                                            1,920             107
Texas Roadhouse, Inc. Class A (AE)(N)                   6,600             104
Time Warner, Inc.                                      28,700             512
Urban Outfitters, Inc. (AE)                             4,800             136
Valuevision Media, Inc. Class A (AE)                    9,700              95
Ventiv Health, Inc. (AE)                                6,600             167
Wal-Mart Stores, Inc.                                  15,000             710
WebSideStory, Inc. (AE)                                 9,200             160
Weight Watchers International, Inc. (AE)               14,500             762
XM Satellite Radio Holdings, Inc. Class A (AE)         41,200           1,188
Yahoo!, Inc. (AE)                                      71,819           2,655
                                                                 ------------
                                                                       33,365
                                                                 ------------

Consumer Staples - 8.5%
Altria Group, Inc.                                     10,400             781
Coca-Cola Co. (The)                                     8,500             364
Colgate-Palmolive Co.                                  14,000             741
CVS Corp.                                              28,400             693
PepsiCo, Inc.                                          68,245           4,032
Procter & Gamble Co.                                  105,177           5,889
Walgreen Co.                                           36,200           1,645
Whole Foods Market, Inc.                                4,870             702
WM Wrigley Jr Co.                                       8,740             607
                                                                 ------------
                                                                       15,454
                                                                 ------------

Financial Services - 7.4%
Advent Software, Inc. (AE)                             11,200             344
American Express Co.                                   50,534           2,515
American International Group, Inc.                     31,370           2,033

 166  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Automatic Data Processing, Inc.                        15,500             723
Capital One Financial Corp.                             9,500             725
Charles Schwab Corp. (The)                             37,280             567
Chicago Mercantile Exchange                             4,160           1,519
Commerce Bancorp, Inc.                                 16,500             503
Cybersource Corp. (AE)                                 28,596             192
First Data Corp.                                       25,000           1,011
HealthExtras, Inc. (AE)                                 2,800              59
Investors Financial Services Corp. (N)                  9,600             366
MCF Corp. (AE)                                         19,600              21
Moody's Corp.                                          15,000             799
Morgan Stanley                                         17,180             935
Paychex, Inc.                                          27,000           1,046
Pico Holdings, Inc. (AE)                                3,800             128
Rewards Network, Inc. (AE)                             12,000              65
                                                                 ------------
                                                                       13,551
                                                                 ------------

Health Care - 19.8%
Albany Molecular Research, Inc. (AE)                    7,900             106
Alexion Pharmaceuticals, Inc. (AE)(N)                   2,300              63
Alkermes, Inc. (AE)                                     9,600             156
Allergan, Inc.                                         12,000           1,072
Amgen, Inc. (AE)                                       43,100           3,265
Anadys Pharmaceuticals, Inc. (AE)                       8,200              81
Arthrocare Corp. (AE)(N)                                5,023             184
Barr Pharmaceuticals, Inc. (AE)                         2,400             138
Bruker BioSciences Corp. (AE)                          20,400              85
Caremark Rx, Inc. (AE)                                 45,615           2,390
Cellegy Pharmaceuticals, Inc. (AE)                     14,300              17
Cutera, Inc. (AE)(N)                                    6,300             173
Cytyc Corp. (AE)                                        7,200             183
DaVita, Inc. (AE)                                      12,100             595
Dendreon Corp. (AE)(N)                                 11,900              73
Digene Corp. (AE)(N)                                    4,600             139
Foxhollow Technologies, Inc. (AE)(N)                    4,800             217
Genentech, Inc. (AE)                                   38,445           3,483
Gentiva Health Services, Inc. (AE)                      1,400              21
Gilead Sciences, Inc. (AE)                             28,875           1,364
GTx, Inc. (AE)(N)                                       9,100              80
Hologic, Inc. (AE)                                      2,200             122
Human Genome Sciences, Inc. (AE)(N)                    55,300             462
ICU Medical, Inc. (AE)(N)                               3,400             119
Illumina, Inc. (AE)                                     8,000             125
Johnson & Johnson                                      76,930           4,817
Kinetic Concepts, Inc. (AE)                            11,600             416
Lifecore Biomedical, Inc. (AE)                          6,700              96
Medco Health Solutions, Inc. (AE)                       9,500             537
Medimmune, Inc. (AE)                                   22,800             798
Medtronic, Inc.                                        38,190           2,164
Meridian Bioscience, Inc.                               6,300             132
Merit Medical Systems, Inc. (AE)                        5,600              67
Myogen, Inc. (AE)(N)                                    7,700             154
Nabi Biopharmaceuticals (AE)(N)                         9,442             121

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Natus Medical, Inc. (AE)                               10,800             177
Neose Technologies, Inc. (AE)                          16,300              32
Neurocrine Biosciences, Inc. (AE)(N)                    2,700             143
Novartis AG - ADR                                       6,700             361
Novavax, Inc. (AE)                                     17,600              71
Omnicare, Inc.                                         10,900             590
Omnicell, Inc. (AE)(N)                                 14,800             157
OraSure Technologies, Inc. (AE)                        10,500             116
Panacos Pharmaceuticals, Inc. (AE)                     38,900             307
Pfizer, Inc.                                           21,900             476
Phase Forward, Inc. (AE)                                9,800             107
Rita Medical Systems, Inc. (AE)(N)                     19,500              65
SonoSite, Inc. (AE)(N)                                  3,600             106
St. Jude Medical, Inc. (AE)                            38,510           1,851
Stryker Corp.                                           9,600             394
Symmetry Medical, Inc. (AE)                             5,400             120
Theravance, Inc. (AE)                                   4,900             106
UnitedHealth Group, Inc.                               53,350           3,088
Valeant Pharmaceuticals International                  14,100             242
WellPoint, Inc. (AE)                                   20,500           1,531
Wyeth                                                  26,400           1,176
Zimmer Holdings, Inc. (AE)                             13,000             829
                                                                 ------------
                                                                       36,060
                                                                 ------------

Materials and Processing - 2.7%
Archer-Daniels-Midland Co.                             30,620             746
Cemex SA de CV - ADR                                   11,650             607
Ceradyne, Inc. (AE)(N)                                  8,500             333
Dow Chemical Co. (The)                                 11,200             514
Harsco Corp.                                            3,000             193
Housevalues, Inc. (AE)(N)                               6,100              90
Insituform Technologies, Inc. Class A (AE)              5,300              95
Layne Christensen Co. (AE)                              4,600              97
Monsanto Co.                                            8,000             504
Nucor Corp.                                             9,000             539
Praxair, Inc.                                          18,000             889
Quanta Services, Inc. (AE)                             16,300             187
Unifi, Inc. (AE)                                       27,100              79
                                                                 ------------
                                                                        4,873
                                                                 ------------

Miscellaneous - 4.8%
General Electric Co.                                  218,328           7,404
ITT Industries, Inc.                                    5,270             535
Johnson Controls, Inc.                                  7,070             481
Trinity Industries, Inc.                                7,000             266
                                                                 ------------
                                                                        8,686
                                                                 ------------

                                                         Select Growth Fund  167

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Other Energy - 2.1%
Baker Hughes, Inc.                                      7,400             407
ENSCO International, Inc.                               4,900             223
EOG Resources, Inc.                                    10,500             712
Grant Prideco, Inc. (AE)                                9,700             377
Halliburton Co.                                         9,170             542
National-Oilwell Varco, Inc. (AE)                       2,300             144
Newfield Exploration Co. (AE)                          20,500             929
Petroquest Energy, Inc. (AE)                           11,300             110
Todco Class A                                           5,600             250
Westmoreland Coal Co. (AE)                              4,200             113
                                                                 ------------
                                                                        3,807
                                                                 ------------

Producer Durables - 4.1%
American Tower Corp. Class A (AE)                       6,400             153
Applied Materials, Inc.                               130,397           2,136
Boeing Co.                                             27,830           1,799
BTU International, Inc. (AE)                            3,100              44
Caterpillar, Inc.                                      12,600             663
Deere & Co.                                             8,400             510
Distributed Energy Systems Corp. (AE)(N)               14,500             116
Entegris, Inc. (AE)                                    20,127             196
General Cable Corp. (AE)(N)                             8,000             130
Herman Miller, Inc.                                    14,700             403
Intevac, Inc. (AE)(N)                                   8,222              75
KLA-Tencor Corp.                                       13,100             606
Ladish Co., Inc. (AE)                                   5,000             100
Radyne Comstream Corp. (AE)(N)                         11,300             132
Southern Energy Homes, Inc. (AE)                       16,500              98
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                 4,300             162
Zygo Corp. (AE)(N)                                      6,000              80
                                                                 ------------
                                                                        7,403
                                                                 ------------

Technology - 23.0%
Actuate Corp. (AE)                                     16,200              46
Agile Software Corp. (AE)                              36,500             259
Akamai Technologies, Inc. (AE)                         14,700             255
American Science & Engineering, Inc. (AE)               2,700             155
Apple Computer, Inc. (AE)                              28,574           1,646
ATI Technologies, Inc. (AE)                            33,100             478
Autodesk, Inc.                                          3,900             176
Blue Coat Systems, Inc. (AE)                            3,600             169
Bottomline Technologies, Inc. (AE)                      5,900              75
Broadcom Corp. Class A (AE)                            26,070           1,107
Cadence Design Systems, Inc. (AE)                      11,800             189
California Micro Devices CP (AE)                        8,100              73
Captaris, Inc. (AE)                                    15,100              54
Centillium Communications, Inc. (AE)                   26,526             102
Computer Associates International, Inc.                     8              --

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Comverse Technology, Inc. (AE)                          7,300             183
Corning, Inc. (AE)                                     59,815           1,202
Electronics for Imaging, Inc. (AE)                      6,600             166
EMC Corp. (AE)                                         82,867           1,157
Equinix, Inc. (AE)                                      2,700             100
Genesis Microchip, Inc. (AE)                            5,800             112
Hewlett-Packard Co.                                    40,390           1,132
Ibasis, Inc. (AE)(N)                                   19,800              39
Informatica Corp. (AE)                                 24,000             286
Integrated Silicon Solutions, Inc. (AE)(N)              9,800              76
International Business Machines Corp.                  11,700             958
Intersil Corp. Class A                                  7,300             166
Intuit, Inc. (AE)                                      18,000             827
JDA Software Group, Inc. (AE)                           6,800             110
Juniper Networks, Inc. (AE)(N)                         39,300             917
Lawson Software, Inc. (AE)(N)                          19,900             152
Lucent Technologies, Inc. (AE)(N)                     186,370             531
Manugistics Group, Inc. (AE)                           32,000              59
Marvell Technology Group, Ltd. (AE)                    22,680           1,053
Matrixone, Inc. (AE)                                   36,000             181
Maxim Integrated Products, Inc.                        25,600             888
Micron Technology, Inc. (AE)(N)                        41,730             542
Microsoft Corp.                                       212,800           5,469
Monolithic Power Systems, Inc. (AE)                     8,700             112
Motorola, Inc.                                        152,700           3,384
National Semiconductor Corp.                           49,800           1,127
NAVTEQ Corp. (AE)                                      16,300             638
Neoware Systems, Inc. (AE)(N)                           7,500             141
Nuance Communications, Inc. (AE)(N)                    18,800              97
Nvidia Corp. (AE)                                      25,700             862
O2Micro International, Ltd. (AE)                        7,992             105
Openwave Systems, Inc. (AE)(N)                         12,800             229
Palm, Inc. (AE)(N)                                     12,600             324
Qualcomm, Inc.                                        111,500           4,433
Quest Software, Inc. (AE)                               8,900             124
Radiant Systems, Inc. (AE)                              8,900             101
Redback Networks, Inc. (AE)                            39,720             417
Saba Software, Inc. (AE)                               18,325              64
Safeguard Scientifics, Inc. (AE)                       35,500              53
SanDisk Corp. (AE)                                     51,750           3,047
Seachange International, Inc. (AE)                     18,400             115
Selectica, Inc. (AE)                                   13,800              41
Silicon Image, Inc. (AE)                               47,400             435
Sun Microsystems, Inc. (AE)                           164,460             658
Supertex, Inc. (AE)                                     4,500             165
SYKES Enterprises, Inc. (AE)                           10,500             152
Texas Instruments, Inc.                               110,441           3,153

 168  Select Growth Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Transwitch Corp. (AE)                                  49,800              80
Ultimate Software Group, Inc. (AE)                      5,600              95
Viasat, Inc. (AE)                                       7,200             178
Vishay Intertechnology, Inc. (AE)                      26,600             302
WatchGuard Technologies, Inc. (AE)                     17,600              61
                                                                 ------------
                                                                       41,783
                                                                 ------------

Utilities - 1.3%
Alamosa Holdings, Inc. (AE)                            12,100             179
America Movil SA de CV Series L                        31,644             831
Exelon Corp.                                            6,200             322
MDU Communications International, Inc. (AE)(N)         29,200              51
Sprint Nextel Corp.                                    35,000             816
Talk America Holdings, Inc. (AE)(N)                    11,400             110
                                                                 ------------
                                                                        2,309
                                                                 ------------
TOTAL COMMON STOCKS
(cost $152,183)                                                       170,988
                                                                 ------------

SHORT-TERM INVESTMENTS - 5.2%
Frank Russell Investment Company Money Market
   Fund                                             8,192,000           8,192
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  1,200           1,196
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $9,388)                                                           9,388
                                                                 ------------

OTHER SECURITIES - 6.2%
Frank Russell Investment Company Money Market
   Fund (X)                                         3,707,787           3,708
State Street Securities Lending Quality Trust
   (X)                                              7,596,905           7,597
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $11,305)                                                         11,305
                                                                 ------------

TOTAL INVESTMENTS - 105.4%
(identified cost $172,876)                                            191,681

OTHER ASSETS AND LIABILITIES,
NET - (5.4%)                                                           (9,841)
                                                                 ------------

NET ASSETS - 100.0%                                                   181,840
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Nasdaq 100 Index
   expiration date 12/05 (20)                               3,173                (45)

Russell 1000 Growth Index
   expiration date 12/05 (6)                                1,487                (44)

S&P 500 E-Mini Index
   expiration date 12/05 (27)                               1,633                (40)

S&P 500 Index
   expiration date 12/05 (12)                               3,629                 47
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        (82)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                         Select Growth Fund  169

FRANK RUSSELL INVESTMENT COMPANY
SELECT GROWTH FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       2.0
Consumer Discretionary                                       18.3
Consumer Staples                                              8.5
Financial Services                                            7.4
Health Care                                                  19.8
Materials and Processing                                      2.7
Miscellaneous                                                 4.8
Other Energy                                                  2.1
Producer Durables                                             4.1
Technology                                                   23.0
Utilities                                                     1.3
Short-Term Investments                                        5.2
Other Securities                                              6.2
                                                  ---------------
Total Investments                                           105.4
Other Assets and Liabilities, Net                            (5.4)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             (--*)

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 170  Select Growth Fund

                      (This page intentionally left blank)

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                                   SELECT VALUE - CLASS I            RUSSELL 1000(R) VALUE **
                                                                   ----------------------            ------------------------
Inception*                                                                 10000                              10000
2001                                                                        8608                               8684
2002                                                                        7599                               7813
2003                                                                        9316                               9601
2004                                                                       10692                              11084
2005                                                                       12043                              12400

Select Value Fund - Class S
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.36%
Inception*                              3.85%sec.

Select Value Fund - Class E
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.14%
Inception*                              3.57%sec.

Select Value Fund - Class C
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.23%
Inception*                              2.69%sec.

Select Value Fund - Class I
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 12.63%
Inception*                              3.99%sec.

Russell 1000()(R) Value Index**
----------------------------------------------------------


      PERIODS ENDED                    TOTAL
        10/31/05                      RETURN
-------------------------    -------------------------
1 Year                                 11.86%
Inception*                              4.50%sec.

 172  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Select Value Fund Class I, Class S, Class E and Class C Shares gained 12.63%, 12.36%, 12.14% and 11.23%, respectively. This compared to the Russell 1000(R) Value Index, which gained 11.86% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2005, the Lipper(R) Large-Cap Value Funds Average returned 9.68%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Over the period, the best performing stocks in the U.S. value universe were typically mid-capitalization stocks with strong growth characteristics. Most of these stocks possessed one or more of the following characteristics: low yield, low beta, small to middle market capitalization and high earnings growth. The performance of these stocks appeared to be driven by continued economic growth and strong earnings for U.S. companies. These stocks also benefited from a return to favor in late 2004 after struggling for most of the year. These factors had a positive impact on the Fund's performance given its overweight in higher growth and mid-capitalization stocks relative to benchmark.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Since the Fund was biased toward higher growth, lower yielding and mid-capitalization value stocks relative to the Fund's benchmark, the market environment was favorable for the Fund; however, the strong performance of the energy sector had a slightly negative impact on the Fund due to the Fund's modest underweight in energy stocks. Stock selection was positive in most sectors, but the strongest gains were achieved in health care, consumer discretionary and utilities. Finally, the Fund's policy of always being fully invested contributed to positive performance, as equity markets generally rose during the period.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The strong relative performance of deep value, high dividend-paying and mid-capitalization stocks made those stocks less fundamentally attractive in recent periods. Given their bias towards owning stocks with both attractive values and good growth prospects, the Fund's money managers, moved towards higher growth, larger capitalization stocks. As a result, the Fund had a pronounced tilt toward stocks with higher valuations and higher growth characteristics, e.g., health care stocks. This tilt contributed positively to performance over the last 12 months. On the other hand, the Fund's money managers' search for value caused them to move away from the increasingly expensive energy sector. The Fund's underweight in energy had a negative impact on performance in the fiscal year.

Systematic Financial Management, L.P. and Iridian Asset Management, LLC were strong contributors to the Fund's excess returns. Systematic added value through strong stock selection in the financials, other energy and consumer discretionary sectors, while Iridian's strongest gains came from stock selection in health care and utilities. DePrince, Race & Zollo, Inc. underperformed due largely to zero exposure to energy stocks and poor stock selection within the materials and consumer staples sectors.

                                                          Select Value Fund  173

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There have been no changes to the money manager line-up. The Fund continues to emphasize stocks with higher growth and lower dividend profiles relative to benchmark. The Fund's underweight to financial services stocks has increased significantly over the last twelve months as the Fund's money managers believed these stocks to be fundamentally unattractive.

Money Managers as of                                                       Style
October 31, 2005


DePrince, Race & Zollo, Inc.                         Value
Iridian Asset Management, LLC                        Value
MFS Institutional Advisors, Inc.                     Value
Netols Asset Management, Inc.                        Value
Systematic Financial Management, L.P.                Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.

                              --------------------

*     The Select Value Fund commenced operations on January 31, 2001.

** Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 174  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS C                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,055.20      $     1,014.17
Expenses Paid During
Period*                       $        11.34      $        11.12

* Expenses are equal to the Fund's annualized expense ratio of 2.19% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS E                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,059.20      $     1,018.70
Expenses Paid During
Period*                       $         6.70      $         6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS I                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,061.20      $     1,020.57
Expenses Paid During
Period*                       $         4.78      $         4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS S                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $     1,060.40      $     1,019.61
Expenses Paid During
Period*                       $         5.76      $         5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                          Select Value Fund  175

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 92.7%
Auto and Transportation - 1.2%
Aviall, Inc. (AE)                                      16,904             533
Burlington Northern Santa Fe Corp.                     16,930           1,051
CNF, Inc.                                               3,970             223
Fleetwood Enterprises, Inc. (AE)(N)                    34,908             386
Keystone Automotive Industries, Inc. (AE)              16,571             474
Norfolk Southern Corp.                                  6,300             253
United Parcel Service, Inc. Class B                    13,800           1,007
Wabash National Corp. (N)                               7,831             144
Wabtec Corp.                                           19,467             530
                                                                 ------------
                                                                        4,601
                                                                 ------------

Consumer Discretionary - 10.0%
Abercrombie & Fitch Co. Class A                        16,600             863
Accenture, Ltd. Class A                                56,960           1,499
Administaff, Inc. (N)                                  12,008             508
Arbitron, Inc.                                          7,648             286
California Pizza Kitchen, Inc. (AE)(N)                 12,566             402
Casual Male Retail Group, Inc. (AE)(N)                 33,050             191
Copart, Inc. (AE)                                      14,971             350
Corinthian Colleges, Inc. (AE)(N)                      31,291             389
DeVry, Inc. (AE)                                       17,999             407
DiamondCluster International, Inc. (AE)                46,529             299
Family Dollar Stores, Inc.                             42,100             932
Gap, Inc. (The)                                        53,570             926
Harman International Industries, Inc.                  11,600           1,158
Harrah's Entertainment, Inc.                           43,400           2,625
Hasbro, Inc.                                           68,820           1,297
J Jill Group, Inc. (AE)                                25,110             319
Jarden Corp. (AE)(N)                                    8,749             296
JC Penney Co., Inc.                                    69,100           3,538
Kimberly-Clark Corp.                                   36,150           2,055
Limited Brands, Inc.                                   48,600             973
Lowe's Cos., Inc.                                       9,880             600
McCormick & Schmick's Seafood Restaurants, Inc.
   (AE)                                                11,296             254
McDonald's Corp.                                       89,600           2,831
Newell Rubbermaid, Inc.                                26,900             618
Nike, Inc. Class B                                     15,100           1,269
Nordstrom, Inc.                                        32,100           1,112
Playboy Enterprises, Inc. Class B (AE)(N)              29,596             448
Polo Ralph Lauren Corp. (N)                            13,700             674
Reader's Digest Association, Inc. (The)                26,243             402
Reed Elsevier PLC - ADR                                16,080             586
Sabre Holdings Corp. Class A                           30,500             596
Service Corp. International                            43,229             362
Source Interlink Cos., Inc. (AE)(N)                    15,364             156
Sports Authority, Inc. (The) (AE)(N)                   12,733             355

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Thomson - ADR (N)                                      15,100             285
Time Warner, Inc.                                      34,100             608
TJX Cos., Inc.                                         30,640             660
Tribune Co. (N)                                        14,130             445
Viacom, Inc. Class B                                   34,954           1,083
Walt Disney Co.                                        53,600           1,306
Waste Management, Inc.                                 34,600           1,021
Westwood One, Inc.                                     15,252             282
Yum! Brands, Inc.                                      22,100           1,124
                                                                 ------------
                                                                       36,390
                                                                 ------------

Consumer Staples - 4.4%
Alliance One International, Inc.                       32,192              80
Altria Group, Inc.                                     65,770           4,936
Coca-Cola Co. (The)                                    20,800             890
Colgate-Palmolive Co.                                  20,600           1,091
Del Monte Foods Co. (AE)(N)                            33,350             353
Diageo PLC - ADR (N)                                    7,100             422
General Mills, Inc.                                    10,100             487
HJ Heinz Co.                                           49,500           1,757
Kellogg Co.                                            30,760           1,359
Kroger Co. (The) (AE)                                  56,200           1,118
Lance, Inc.                                            21,511             377
Molson Coors Brewing Co. Class B (N)                   13,200             814
Nestle SA - ADR                                         7,070             526
PepsiCo, Inc.                                          10,080             596
Procter & Gamble Co.                                   14,300             801
Sara Lee Corp.                                         29,510             527
                                                                 ------------
                                                                       16,134
                                                                 ------------

Financial Services - 24.1%
Aflac, Inc.                                             5,760             275
AG Edwards, Inc.                                       22,500             952
Allmerica Financial Corp.                              11,062             422
Allstate Corp. (The)                                   70,350           3,714
American Express Co.                                   17,030             848
American International Group, Inc.                     70,200           4,549
Ameriprise Financial, Inc.                              3,406             127
AmSouth Bancorp                                        21,100             532
AON Corp.                                              37,000           1,253
Bank of America Corp.                                 224,366           9,814
Bank of New York Co., Inc. (The)                       30,400             951
Bear Stearns Cos., Inc. (The)                          18,800           1,989
BISYS Group, Inc. (The) (AE)                           25,025             317
Chubb Corp.                                             5,670             527
Cigna Corp.                                            10,900           1,263
Citigroup, Inc.                                       163,520           7,486

 176  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                             10,400             549
Dow Jones & Co., Inc. (N)                              21,300             722
E*Trade Financial Corp. (AE)                           78,800           1,462
Fannie Mae                                             25,330           1,204
Federated Investors, Inc. Class B                      14,600             511
First Data Corp.                                       88,713           3,588
First Industrial Realty Trust, Inc. (o)(N)              9,254             376
Franklin Resources, Inc.                                4,970             439
Freddie Mac                                            67,970           4,170
GATX Corp. (N)                                         12,898             482
Goldman Sachs Group, Inc.                              32,680           4,130
Hartford Financial Services Group, Inc.                25,910           2,066
Huntington Bancshares, Inc.                            44,300           1,030
JPMorgan Chase & Co.                                   81,100           2,970
Kronos, Inc. (AE)                                       8,135             373
Lehman Brothers Holdings, Inc.                          5,250             628
Lincoln National Corp.                                  5,600             283
Loews Corp.                                            11,500           1,069
MBNA Corp.                                             18,160             464
Mellon Financial Corp.                                 26,680             846
Merrill Lynch & Co., Inc.                              54,400           3,522
Metlife, Inc.                                          73,780           3,646
Montpelier Re Holdings, Ltd. (N)                       18,588             374
Morgan Stanley                                         44,800           2,438
North Fork Bancorporation, Inc.                        24,000             608
PNC Financial Services Group, Inc.                     28,120           1,707
Prudential Financial, Inc.                             16,900           1,230
South Financial Group, Inc. (The) (N)                  19,700             543
St. Paul Travelers Cos., Inc. (The)                    23,500           1,058
SunTrust Banks, Inc.                                   43,350           3,142
UBS AG                                                  9,100             780
UnionBanCal Corp.                                      12,600             863
US Bancorp                                             56,200           1,662
W Holding Co., Inc. (N)                                 5,384              42
Washington Mutual, Inc.                                43,888           1,738
Wells Fargo & Co.                                      13,030             784
Westamerica Bancorporation                              3,710             198
Zions Bancorporation                                   14,700           1,080
                                                                 ------------
                                                                       87,796
                                                                 ------------

Health Care - 10.0%
Abbott Laboratories                                    35,120           1,512
Amgen, Inc. (AE)                                       44,100           3,341
Baxter International, Inc.                             35,240           1,347
Biogen Idec, Inc. (AE)                                 96,815           3,933
Biovail Corp. (AE)(N)                                  30,000             654
Boston Scientific Corp. (AE)                          112,700           2,831
Coventry Health Care, Inc. (AE)                        18,300             988
Eli Lilly & Co.                                        24,640           1,227
Gentiva Health Services, Inc. (AE)                     27,455             403
Genzyme Corp. (AE)                                     19,600           1,417

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Johnson & Johnson                                      47,860           2,997
KV Pharmaceutical Co. Class A (AE)(N)                  24,859             426
LifePoint Hospitals, Inc. (AE)                         11,256             440
Merck & Co., Inc.                                      70,970           2,003
Par Pharmaceutical Cos., Inc. (AE)(N)                  16,351             423
Pfizer, Inc.                                          130,640           2,840
PolyMedica Corp.                                       11,813             390
PSS World Medical, Inc. (AE)                           42,107             586
Rotech Healthcare, Inc. (AE)                           11,439             232
Sunrise Senior Living, Inc. (AE)(N)                    12,418             402
UnitedHealth Group, Inc.                               38,900           2,252
US Physical Therapy, Inc. (AE)                         18,632             336
WellPoint, Inc. (AE)                                   44,500           3,323
Wyeth                                                  46,340           2,065
                                                                 ------------
                                                                       36,368
                                                                 ------------

Integrated Oils - 5.5%
Amerada Hess Corp.                                      5,900             738
Chevron Corp.                                          81,062           4,626
ConocoPhillips                                         78,470           5,130
Exxon Mobil Corp.                                     120,130           6,744
Marathon Oil Corp.                                     17,800           1,071
Occidental Petroleum Corp.                              2,200             174
Total SA - ADR (N)                                     11,450           1,443
                                                                 ------------
                                                                       19,926
                                                                 ------------

Materials and Processing - 8.3%
Acuity Brands, Inc.                                    11,489             319
Air Liquide - ADR (N)                                   5,080             185
Air Products & Chemicals, Inc.                         18,160           1,039
Airgas, Inc.                                           14,729             416
Alcoa, Inc.                                            37,600             913
Allegheny Technologies, Inc.                           30,100             864
American Standard Cos., Inc.                           54,500           2,073
Archer-Daniels-Midland Co.                             70,220           1,711
Avery Dennison Corp. (N)                               19,100           1,082
Bemis Co. (N)                                          38,800           1,025
Bowater, Inc. (N)                                      35,120             931
Cabot Corp. (N)                                        15,800             539
Commercial Metals Co.                                   8,199             261
Dow Chemical Co. (The)                                 63,540           2,914
EI Du Pont de Nemours & Co.                            49,840           2,078
Engelhard Corp.                                        19,800             539
International Paper Co.                                67,270           1,963
Lafarge North America, Inc.                            12,400             750
Masco Corp.                                            56,190           1,601
MeadWestvaco Corp.                                     30,800             808

                                                          Select Value Fund  177

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Monsanto Co.                                           29,000           1,827
Nalco Holding Co. (AE)(N)                              12,130             206
Packaging Corp. of America                             30,100             611
PPG Industries, Inc.                                   22,330           1,339
Praxair, Inc.                                          28,550           1,411
Rohm & Haas Co.                                        20,000             871
Smurfit-Stone Container Corp. (AE)                     19,620             207
Syngenta AG - ADR                                      31,960             687
Valspar Corp.                                          32,200             710
Worthington Industries, Inc. (N)                       18,225             367
                                                                 ------------
                                                                       30,247
                                                                 ------------

Miscellaneous - 3.5%
3M Co.                                                  9,900             752
Fortune Brands, Inc.                                   23,200           1,762
General Electric Co.                                   58,800           1,994
Hillenbrand Industries, Inc.                           13,100             604
Honeywell International, Inc.                          35,900           1,228
Textron, Inc.                                          20,700           1,491
Tyco International, Ltd.                              102,200           2,697
Vivendi Universal SA - ADR                             67,500           2,121
                                                                 ------------
                                                                       12,649
                                                                 ------------
Other Energy - 4.9%
Burlington Resources, Inc.                             28,600           2,066
Cal Dive International, Inc. (AE)(N)                    7,780             479
Chesapeake Energy Corp.                                87,300           2,802
Cimarex Energy Co. (AE)                                24,400             958
Devon Energy Corp.                                     49,080           2,963
Encore Acquisition Co. (AE)                            12,744             437
EOG Resources, Inc.                                    30,720           2,082
Global Industries, Ltd. (AE)                           27,835             354
Hanover Compressor Co. (AE)(N)                         31,057             399
James River Coal Co. (AE)                               8,706             372
Kerr-McGee Corp.                                       18,600           1,582
Matrix Service Co. (AE)(N)                             20,616             203
Noble Corp.                                             8,700             560
Remington Oil & Gas Corp. (AE)                          9,346             327
Sunoco, Inc.                                           13,700           1,021
Transocean, Inc. (AE)                                  11,400             655
Valero Energy Corp.                                     4,400             463
                                                                 ------------
                                                                       17,723
                                                                 ------------

Producer Durables - 8.4%
Agilent Technologies, Inc. (AE)                        81,100           2,596
American Power Conversion Corp.                        36,900             789
Ametek, Inc.                                            7,207             293
Applied Signal Technology, Inc. (N)                    13,000             223
BE Aerospace, Inc. (AE)                                30,168             547
Boeing Co.                                             19,300           1,248
C&D Technologies, Inc.                                 38,365             350
Champion Enterprises, Inc. (AE)                        38,092             529
Cognex Corp.                                           10,416             298

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Cooper Industries, Ltd. Class A                        10,400             737
Crane Co.                                              13,289             411
Deere & Co.                                            34,370           2,086
Diebold, Inc. (N)                                      15,500             560
Dover Corp.                                            50,700           1,976
Duratek, Inc. (AE)                                     15,066             215
Emerson Electric Co.                                    8,090             563
Esterline Technologies Corp. (AE)                      13,106             493
General Cable Corp. (AE)(N)                            25,444             413
Hubbell, Inc. Class B                                  21,400           1,031
IDEX Corp.                                             10,387             416
Illinois Tool Works, Inc.                               9,190             779
Ingersoll-Rand Co. Class A                             25,000             945
Koninklijke Philips Electronics NV                     44,300           1,159
Lennar Corp. Class A (N)                               36,400           2,023
Lockheed Martin Corp.                                  31,930           1,934
Northrop Grumman Corp.                                 52,310           2,806
Park-Ohio Holdings Corp. (AE)(N)                       14,510             240
Sandvik AB - ADR                                        1,900              91
United Technologies Corp.                              45,780           2,348
Varian Semiconductor Equipment Associates, Inc.
   (AE)                                                 8,136             308
WW Grainger, Inc.                                       7,280             488
Xerox Corp. (AE)                                      134,100           1,820
                                                                 ------------
                                                                       30,715
                                                                 ------------

Technology - 4.9%
Analog Devices, Inc.                                   11,180             389
Avid Technology, Inc. (AE)                              9,264             456
Cisco Systems, Inc. (AE)                               25,600             447
Computer Associates International, Inc.                   197               5
EMC Corp. (AE)                                         30,600             427
Filenet Corp. (AE)                                     10,100             284
General Dynamics Corp.                                 17,900           2,082
Harris Corp. (N)                                       13,700             563
Hewlett-Packard Co.                                    64,900           1,820
Integrated Device Technology, Inc. (AE)                32,381             320
Intel Corp.                                            65,200           1,532
International Business Machines Corp.                  29,200           2,391
Internet Security Systems, Inc. (AE)                   13,199             325
InterVoice, Inc. (AE)(N)                               29,131             271
IXYS Corp. (AE)                                        26,440             271
Mantech International Corp. Class A (AE)               17,012             471
McAfee, Inc. (AE)                                      19,100             574
Micron Technology, Inc. (AE)(N)                        32,900             427

 178  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Motorola, Inc.                                         33,200             736
National Semiconductor Corp.                           17,600             398
Nvidia Corp. (AE)                                      26,700             896
Oracle Corp. (AE)                                      44,820             568
Seagate Technology, Inc. (AE)                           1,900              --
Sybase, Inc. (AE)                                      17,352             386
Symantec Corp. (AE)                                    20,700             494
Tellabs, Inc. (AE)                                     85,046             813
Texas Instruments, Inc.                                14,700             420
                                                                 ------------
                                                                       17,766
                                                                 ------------

Utilities - 7.5%
Alltel Corp.                                           38,200           2,363
America Movil SA de CV Series L                        71,900           1,887
BellSouth Corp.                                        34,500             898
Citizens Communications Co.                            69,200             847
Consolidated Edison, Inc. (N)                          20,600             937
Constellation Energy Group, Inc.                       11,500             630
Dominion Resources, Inc.                               28,410           2,162
Edison International                                   10,600             464
Entergy Corp.                                           5,150             364
Exelon Corp.                                           23,050           1,199
FPL Group, Inc.                                         4,030             174
NII Holdings, Inc. (AE)(N)                              8,000             663
Northeast Utilities                                    28,000             509
PPL Corp.                                              40,120           1,257
Progress Energy, Inc.                                   1,300              --
Public Service Enterprise Group, Inc.                   6,960             438
SBC Communications, Inc.                               87,400           2,085
Sprint Nextel Corp.                                   192,020           4,476
TXU Corp.                                               4,840             488
UGI Corp.                                              22,500             531
Verizon Communications, Inc.                          121,140           3,817
Vodafone Group PLC - ADR                               46,408           1,219
                                                                 ------------
                                                                       27,408
                                                                 ------------

TOTAL COMMON STOCKS
(cost $297,489)                                                       337,723
                                                                 ------------

SHORT-TERM INVESTMENTS - 6.3%
Frank Russell Investment Company Money Market
   Fund                                            21,745,000          21,745
United States Treasury Bills (c)(z)(sec.)
   3.373% due 12/08/05                                  1,100           1,096
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $22,841)                                                         22,841
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 5.0%
Frank Russell Investment Company Money Market
   Fund (X)                                         5,967,591           5,968
State Street Securities Lending Quality Trust
   (X)                                             12,227,030          12,227
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $18,195)                                                         18,195
                                                                 ------------

TOTAL INVESTMENTS - 104.0%
(identified cost $338,525)                                            378,759

OTHER ASSETS AND LIABILITIES,
NET - (4.0%)                                                          (14,451)
                                                                 ------------

NET ASSETS - 100.0%                                                   364,308
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.

                                                          Select Value Fund  179

FRANK RUSSELL INVESTMENT COMPANY
SELECT VALUE FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Value Index
   expiration date 12/05 (29)                               9,606               (381)

S&P 500 E-Mini Index
   expiration date 12/05 (56)                               3,387                (67)

S&P 500 Index
   expiration date 12/05 (36)                              10,888                 95
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (353)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       1.2
Consumer Discretionary                                       10.0
Consumer Staples                                              4.4
Financial Services                                           24.1
Health Care                                                  10.0
Integrated Oils                                               5.5
Materials and Processing                                      8.3
Miscellaneous                                                 3.5
Other Energy                                                  4.9
Producer Durables                                             8.4
Technology                                                    4.9
Utilities                                                     7.5
Short-Term Investments                                        6.3
Other Securities                                              5.0
                                                  ---------------
Total Investments                                           104.0
Other Assets and Liabilities, Net                            (4.0)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                            (0.1)

See accompanying notes which are an integral part of the financial statements.

 180  Select Value Fund

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Nonincome-producing security.
(I)   Forward commitment.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(f) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(o)   Real Estate Investment Trust (REIT).
(u)   Bond is insured by a guarantor.
(B)   Illiquid security.
(O)   In default.
(c)   At amortized cost, which approximates market.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(S) All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(x) The security is purchased with the cash collateral from the securities loaned.
(N)   All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(A)   Illiquid and restricted security.
(a)   Currency balances were held in connection with futures contracts purchased
      (sold), options written, or swaps entered into by the Fund. See Note 2.

ABBREVIATIONS:

ADR - American Depositary Receipt
ADS - American Depositary Share
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
GDR - Global Depositary Receipt
GDS - Global Depositary Share
FDIC - Federal Deposit Insurance Company
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

FOREIGN CURRENCY ABBREVIATIONS:

   ARS - Argentine peso                    HKD - Hong Kong dollar                  PHP - Philippine peso
   AUD - Australian dollar                 HUF - Hungarian forint                  PKR - Pakistani rupee
   BRL - Brazilian real                    IDR - Indonesian rupiah                 PLN - Polish zloty
   CAD - Canadian dollar                   ILS - Israeli shekel                    RUB - Russian ruble
   CHF - Swiss franc                       INR - Indian rupee                      SEK - Swedish krona
   CLP - Chilean peso                      ITL - Italian lira                      SGD - Singapore dollar
   CNY - Chinese renminbi yuan             JPY - Japanese yen                      SKK - Slovakian koruna
   COP - Colombian peso                    KES - Kenyan schilling                  THB - Thai baht
   CRC - Costa Rica colon                  KRW - South Korean won                  TRY - Turkish lira
   CZK - Czech koruna                      MXN - Mexican peso                      TWD - Taiwanese dollar
   DKK - Danish krone                      MYR - Malaysian ringgit                 USD - United States dollar
   EGP - Egyptian pound                    NOK - Norwegian krone                   VEB - Venezuelan bolivar
   EUR - Euro                              NZD - New Zealand dollar                VND - Vietnam dong
   GBP - British pound sterling            PEN - Peruvian nouveau sol              ZAR - South African rand

                                          Notes to Schedules of Investments  181

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                                                EQUITY I         EQUITY II          EQUITY Q       INTERNATIONAL
AMOUNTS IN THOUSANDS                                              FUND              FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost                              $    1,126,057    $      653,181    $    1,241,783    $    1,847,792
---------------------------------------------------------------------------------------------------------------------------------
Investments, at market***                                         1,251,365           761,067         1,426,499         2,145,449
Cash                                                                     --                21                --                67
Cash (restricted)                                                        --                --                --               600
Foreign currency holdings*                                               --                --                --             5,041
Unrealized appreciation on foreign currency exchange
   contracts                                                             --                --                --             2,961
Receivables:
      Dividends and interest                                            991               234             1,212             1,962
      Dividends from affiliated money market funds                      244                85                76               399
      Investments sold                                               16,059            11,083             3,558            11,291
      Fund shares sold                                                1,498               684             1,755             1,880
      Foreign taxes recoverable                                          --                --                --               149
      From adviser                                                       --                --                --                --
      Daily variation margin on futures contracts                       754               655               340             2,146
Prepaid expenses                                                          8                --                --                 3
Unrealized appreciation on index swap contracts                          --                --                --               335
Interest rate swap contracts, at market value*****                       --                --                --                --
Unrealized appreciation on credit default swaps****                      --                --                --                --
                                                             --------------    --------------    --------------    --------------
Total assets                                                      1,270,919           773,829         1,433,440         2,172,283
                                                             --------------    --------------    --------------    --------------

LIABILITIES
Payables:
      Investments purchased                                          16,537             9,001             2,481             9,474
      Fund shares redeemed                                              437             1,731               441               233
      Accrued fees to affiliates                                        669               475               748             1,207
      Other accrued expenses                                             96                79                88               217
      Daily variation margin on futures contracts                        --                --                --                --
      Deferred tax liability                                             --                --                --                --
Unrealized depreciation on foreign currency exchange
   contracts                                                             --                --                --             5,913
Options written, at market value**                                       --                --                --               103
Payable upon return of securities loaned                             49,048           118,353            36,020           398,662
Unrealized depreciation on index swap contracts                          --                --                --                 5
Interest rate swap contracts, at market value*****                       --                --                --                --
Unrealized depreciation on credit default swaps****                      --                --                --                --
                                                             --------------    --------------    --------------    --------------
Total liabilities                                                    66,787           129,639            39,778           415,814
                                                             --------------    --------------    --------------    --------------

NET ASSETS                                                   $    1,204,132    $      644,190    $    1,393,662    $    1,756,469
                                                             ==============    ==============    ==============    ==============
Net Assets Consist of:
Undistributed (overdistributed) net investment income        $          603    $          125    $          790    $       21,985
Accumulated net realized gain (loss)                                 38,293           153,881            23,457           (13,488)
Unrealized appreciation (depreciation) on:
      Investments (Emerging Markets Fund - net of
         deferred tax liability for foreign capital gains
         taxes)                                                     125,308           107,886           184,716           297,657
      Futures contracts                                                (671)             (816)             (138)            2,747
      Options written                                                    --                --                --               (22)
      Credit default swaps                                               --                --                --                --
      Index swap contracts                                               --                --                --               330
      Interest rate swap contracts                                       --                --                --                --
      Foreign currency-related transactions                              --                --                --            (3,041)
Shares of beneficial interest                                           391               167               396               434
Additional paid-in capital                                        1,040,208           382,947         1,184,441         1,449,867
                                                             --------------    --------------    --------------    --------------
NET ASSETS                                                   $    1,204,132    $      644,190    $    1,393,662    $    1,756,469
                                                             ==============    ==============    ==============    ==============

See accompanying notes which are an integral part of the financial statements.

 182  Statement of Assets and Liabilities

    FIXED INCOME I    FIXED INCOME III    EMERGING MARKETS      REAL ESTATE      SHORT DURATION    SELECT GROWTH      SELECT VALUE
         FUND               FUND                FUND          SECURITIES FUND      BOND FUND            FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
    $    1,502,114     $      827,700      $      630,528     $    1,234,017     $    1,270,440    $      172,876    $      338,525
-----------------------------------------------------------------------------------------------------------------------------------
         1,487,400            824,756             851,790          1,672,186          1,256,058           191,681           378,759
             1,439              2,070                 104                 --                 --                --                10
                --                100                  --                 --                 --                --                --
                 3                 30               8,633                 --                 12                --                --
               177                189                 502                 --                 20                --                --
             8,765              4,602               1,121              3,946              8,343                71               301
               416                311                  98                160                172                29                58
            24,938             31,810               8,351              8,878                 --             4,376             4,140
             2,620              1,467               1,468              2,721              1,716               819             1,781
                --                 --                   3                 --                 --                --                --
                --                 --                   9                 16                 27                71                --
                 9                 11                 437                 --                 --               102               145
                --                  1                   1                 18                 --                --                --
                --                 --                  --                 --                 --                --                --
                37                 45                  --                 --                 --                --                --
                --                 --                  --                 --                 17                --                --
    --------------     --------------      --------------     --------------     --------------    --------------    --------------
         1,525,804            865,392             872,517          1,687,925          1,266,365           197,149           385,194
    --------------     --------------      --------------     --------------     --------------    --------------    --------------

           244,196            124,963               6,420              6,646             45,547             3,811             2,229
               618                176                 456              1,125              1,459                19               122
               339                303                 966              1,372                602               137               293
                93                 67                 205                109                 98                37                47
                41                  7                  --                 --                 45                --                --
                --                 --                 876                 --                 --                --                --
               309                274                 709                 --                 --                --                --
               190                160                 862                 --                265                --                --
            62,257            128,469              15,121            122,392              4,171            11,305            18,195
                --                 20                  --                 --                 --                --                --
               439                470                  --                 --                598                --                --
                --                 60                  --                 --                 --                --                --
    --------------     --------------      --------------     --------------     --------------    --------------    --------------
           308,482            254,969              25,615            131,644             52,785            15,309            20,886
    --------------     --------------      --------------     --------------     --------------    --------------    --------------

    $    1,217,322     $      610,423      $      846,902     $    1,556,281     $    1,213,580    $      181,840    $      364,308
    ==============     ==============      ==============     ==============     ==============    ==============    ==============
    $        3,940     $        2,438      $        4,215     $        1,374     $        3,335    $           43    $           74
            (3,517)             1,521              18,797            170,100             (9,181)          (18,291)            7,150
           (14,714)            (2,944)            220,386            438,169            (14,382)           18,805            40,234
            (1,318)              (764)                301                 --             (1,065)              (82)             (353)
               (68)                15                (138)                --                 57                --                --
                --                  5                  --                 --                 --                --                --
                --                (20)                 --                 --                 --                --                --
              (170)              (202)                 --                 --               (456)               --                --
              (132)               (80)               (246)                --                 20                --                --
               587                585                 491                331                650               231               319
         1,232,714            609,869             603,096            946,307          1,234,602           181,134           316,884
    --------------     --------------      --------------     --------------     --------------    --------------    --------------
    $    1,217,322     $      610,423      $      846,902     $    1,556,281     $    1,213,580    $      181,840    $      364,308
    ==============     ==============      ==============     ==============     ==============    ==============    ==============

  See accompanying notes which are an integral part of the financial statements.
                                        Statement of Assets and Liabilities  183

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- OCTOBER 31, 2005

                                                        EQUITY I            EQUITY II           EQUITY Q          INTERNATIONAL
                                                          FUND                FUND                FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price
   per share:
   Net asset value per share: Class C******         $              --   $              --   $              --   $              --
      Class C -- Net assets                         $              --   $              --   $              --   $              --
      Class C -- Shares outstanding ($.01 par
         value)                                                    --                  --                  --                  --
   Net asset value per share: Class E******         $           30.81   $           38.43   $           35.20   $           40.45
      Class E -- Net assets                         $      37,665,710   $      34,848,962   $      46,352,027   $      41,415,058
      Class E -- Shares outstanding ($.01 par
         value)                                             1,222,674             906,879           1,316,934           1,023,969
   Net asset value per share: Class I******         $           30.79   $           38.57   $           35.20   $           40.47
      Class I -- Net assets                         $     825,171,769   $     496,716,350   $   1,009,002,304   $   1,127,302,780
      Class I -- Shares outstanding ($.01 par
         value)                                            26,803,989          12,878,861          28,664,551          27,855,882
   Net asset value per share: Class S******         $              --   $              --   $              --   $              --
      Class S -- Net assets                         $              --   $              --   $              --   $              --
      Class S -- Shares outstanding ($.01 par
        value)                                                     --                  --                  --                  --
   Net asset value per share: Class Y******         $           30.77   $           38.58   $           35.20   $           40.47
      Class Y -- Net assets                         $     341,294,405   $     112,624,637   $     338,308,002   $     587,750,950
      Class Y -- Shares outstanding ($.01 par
         value)                                            11,090,693           2,918,953           9,610,212          14,524,365
---------------------------------------------------------------------------------------------------------------------------------
Amounts in thousands
*      Foreign currency holdings - cost             $              --   $              --   $              --   $           5,083
**     Premiums received on options written         $              --   $              --   $              --   $              81
***    Securities on loan included in investments   $          47,951   $         117,614   $          35,688   $         382,861
****   Credit default swap contracts - premiums
       paid (received)                              $              --   $              --   $              --   $              --
*****  Interest rate swap contracts - premiums
       paid (received)                              $              --   $              --   $              --   $              --
****** Net asset value per share equals class
       level net assets divided by class level
       shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

 184  Statement of Assets and Liabilities

    FIXED INCOME I   FIXED INCOME III   EMERGING MARKETS     REAL ESTATE     SHORT DURATION   SELECT GROWTH      SELECT VALUE
         FUND              FUND               FUND         SECURITIES FUND     BOND FUND           FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
    $           --    $           --     $        16.73    $        46.08    $        18.63   $         7.45    $        11.27
    $           --    $           --     $   33,961,278    $   81,876,013    $   30,290,443   $    8,149,437    $   21,227,818
                --                --          2,030,323         1,776,920         1,625,762        1,094,484         1,884,355
    $        20.75    $        10.44     $        17.25    $        46.62    $        18.70   $         7.76    $        11.43
    $   29,632,139    $    9,267,944     $   18,854,860    $   40,295,713    $   24,850,650   $    4,254,596    $    8,770,392
         1,428,062           887,377          1,093,038           864,412         1,329,031          548,135           767,039
    $        20.75    $        10.43     $           --    $           --    $           --   $         7.91    $        11.46
    $  788,807,508    $  560,896,215     $           --    $           --    $           --   $  112,112,166    $  135,759,123
        38,017,299        53,796,273                 --                --                --       14,172,949        11,844,628
    $           --    $           --     $        17.25    $        47.03    $        18.67   $         7.87    $        11.44
    $           --    $           --     $  794,085,634    $1,434,109,063    $1,158,439,136   $   57,324,152    $  198,550,433
                --                --         46,026,021        30,493,073        62,041,384        7,287,351        17,358,345
    $        20.76    $        10.43     $           --    $           --    $           --   $           --    $           --
    $  398,882,154    $   40,258,774     $           --    $           --    $           --   $           --    $           --
        19,216,474         3,859,683                 --                --                --               --                --
------------------------------------------------------------------------------------------------------------------------------

    $            3    $           31     $        8,666    $           --    $           12   $           --    $           --
    $          122    $          175     $          724    $           --    $          322   $           --    $           --
    $       60,999    $      125,868     $       14,931    $      120,447    $        4,081   $       11,152    $       17,944
    $           --    $          (65)    $           --    $           --    $           --   $           --    $           --
    $         (232)   $         (223)    $           --    $           --    $         (125)  $           --    $           --

  See accompanying notes which are an integral part of the financial statements.

                                        Statement of Assets and Liabilities  185

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

                                               EQUITY I         EQUITY II          EQUITY Q         INTERNATIONAL
AMOUNTS IN THOUSANDS                             FUND              FUND              FUND               FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                             $       15,432    $        7,145    $       26,576    $          42,731
      Dividends from affiliated money
         market funds                                1,926               932               826                3,163
      Interest                                         180                90               119                  210
      Securities lending income                         59               443                46                1,568
      Less foreign taxes withheld                       --                --                --               (4,561)
                                            --------------    --------------    --------------    -----------------
Total investment income                             17,597             8,610            27,567               43,111
                                            --------------    --------------    --------------    -----------------

EXPENSES
      Advisory fees                                  5,567             6,115             7,881               11,427
      Administrative fees                              506               437               716                  816
      Custodian fees                                   406               486               434                1,926
      Distribution fees - Class C                       --                --                --                   --
      Transfer agent fees                               --                --                --                   --
      Transfer agent fees - Class C                     --                --                --                   --
      Transfer agent fees - Class E                     13                20                15                   15
      Transfer agent fees - Class I                    458               494               395                  462
      Transfer agent fees - Class S                     --                --                --                   --
      Transfer agent fees - Class Y                      5                 3                 6                    9
      Professional fees                                 92                71               102                  143
      Registration fees                                126                63                86                   91
      Shareholder servicing fees - Class
         C                                              --                --                --                   --
      Shareholder servicing fees - Class
         E                                              90               196               121                   99
      Trustees' fees                                    24                22                35                   39
      Printing fees                                     40                47                64                   70
      LifePoints funds fees                             --                --                --                   --
      Miscellaneous                                     15                14                20                   22
                                            --------------    --------------    --------------    -----------------
      Expenses before reductions                     7,342             7,968             9,875               15,119
      Expense reductions                              (352)             (302)             (352)                (600)
                                            --------------    --------------    --------------    -----------------
Net expenses                                         6,990             7,666             9,523               14,519
                                            --------------    --------------    --------------    -----------------
Net investment income (loss)                        10,607               944            18,044               28,592
                                            --------------    --------------    --------------    -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
      Investments (Emerging Markets Fund
         - net of foreign capital gains
         taxes)                                     68,200           154,868           114,899              131,618
      Futures contracts                              7,837             5,309             6,813               20,676
      Options written                                   --                --                --               (1,708)
      Credit default swap contracts                     --                --                --                   --
      Index swap contracts                              --                --                --                  401
      Interest rate swap contracts                      --                --                --                   --
      Foreign currency-related
         transactions                                   --                --                --                  516
                                            --------------    --------------    --------------    -----------------
Net realized gain (loss)                            76,037           160,177           121,712              151,503
                                            --------------    --------------    --------------    -----------------
Net change in unrealized appreciation
   (depreciation) on:
      Investments (Emerging Markets Fund
         - net of deferred tax liability
         for foreign capital gains
         taxes)                                     30,967           (49,326)            1,777               79,688
      Futures contracts                             (1,451)           (1,642)             (858)               3,391
      Options written                                   --                --                --                   74
      Credit default swap contracts                     --                --                --                   --
      Index swap contracts                              --                --                --                  330
      Interest rate swap contracts                      --                --                --                   --
      Foreign currency-related
         transactions                                   --                --                --               (7,298)
                                            --------------    --------------    --------------    -----------------
Net change in unrealized appreciation
   (depreciation)                                   29,516           (50,968)              919               76,185
                                            --------------    --------------    --------------    -----------------
Net realized and unrealized gain (loss)            105,553           109,209           122,631              227,688
                                            --------------    --------------    --------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $      116,160    $      110,153    $      140,675    $         256,280
                                            ==============    ==============    ==============    =================

See accompanying notes which are an integral part of the financial statements.

 186  Statement of Operations

    FIXED INCOME I   FIXED INCOME III   EMERGING MARKETS     REAL ESTATE      SHORT DURATION    SELECT GROWTH   SELECT VALUE
         FUND              FUND               FUND         SECURITIES FUND       BOND FUND          FUND            FUND
----------------------------------------------------------------------------------------------------------------------------
    $         105     $           73    $         23,528   $         42,224   $            78    $    1,418     $      6,367
            4,190              2,367               1,041              1,258             1,804           266              512
           43,869             20,108                  90                 --            38,328            29               34
               88                157                  56                 99                 6            27               36
               --                 --              (2,316)                --                --            --               --
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
           48,252             22,705              22,399             43,581            40,216         1,740            6,949
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------

            2,906              2,670               8,499             11,430             5,437         1,299            2,418
              581                267                 370                714               604            81              173
              525                389               1,709                335               296           157              191
               --                 --                 212                551               247            56              151
               --                 --               1,894              2,474               711            --               --
               --                 --                  --                 --                --            23               69
               16                  4                  --                 --                --             7               19
              245                278                  --                 --                --            63               75
               --                 --                  --                 --                --            97              486
                7                  1                  --                 --                --            --               --
              109                 57                 111                102                98            30               68
              109                 95                  70                103               102            57               65
               --                 --                  71                184                82            19               50
               73                 21                  42                 90                60            14               24
               27                 14                  18                 34                25             4                8
               53                 24                  49                 89                48            12               10
               --                 --                 238                408               608            --               --
               17                 10                  28                 24                23             5                8
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
            4,668              3,830              13,311             16,538             8,341         1,924            3,815
             (248)              (120)               (169)               (61)              (48)         (227)            (134)
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
            4,420              3,710              13,142             16,477             8,293         1,697            3,681
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
           43,832             18,995               9,257             27,104            31,923            43            3,268
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------

           (1,649)             1,297              90,845            149,115            (4,723)        6,842           23,331
             (777)               831               3,216                 --            (3,926)        1,061            2,243
              414                269               5,410                 --                 1            --               --
              (12)                --                  --                 --                --            --               --
               --                 46                  --                 --                --            --               --
               77                222                  --                 --              (207)           --               --
              714               (236)              2,647                 --               103            --               --
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
           (1,233)             2,429             102,118            149,115            (8,752)        7,903           25,574
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------

          (30,257)           (12,562)            103,357             62,485           (15,182)        6,833           10,017
           (2,241)            (1,172)                 32                 --            (1,396)         (303)            (524)
             (130)               (31)                 63                 --                46            --               --
               --                  5                  --                 --                --            --               --
               --                (73)                 --                 --                --            --               --
              (35)              (178)                 --                 --              (949)           --               --
               92                138              (1,056)                --                34            --               --
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
          (32,571)           (13,873)            102,396             62,485           (17,447)        6,530            9,493
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------
          (33,804)           (11,444)            204,514            211,600           (26,199)       14,433           35,067
    -------------     --------------    ----------------   ----------------   ---------------    ----------     ------------

           10,028
    $                 $        7,551    $        213,771   $        238,704   $         5,724    $   14,476     $     38,335
    =============     ==============    ================   ================   ===============    ==========     ============

  See accompanying notes which are an integral part of the financial statements.

                                                    Statement of Operations  187

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                         EQUITY I                           EQUITY II
                                                                           FUND                                FUND
                                                             --------------------------------    --------------------------------
AMOUNTS IN THOUSANDS                                              2005              2004              2005              2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                           $       10,607    $        6,409    $          944    $        2,482
      Net realized gain (loss)                                       76,037            69,170           160,177           101,303
      Net change in unrealized appreciation
         (depreciation)                                              29,516           (19,382)          (50,968)          (29,283)
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in net assets from operations               116,160            56,197           110,153            74,502
                                                             --------------    --------------    --------------    --------------

DISTRIBUTIONS
      From net investment income
         Class C                                                         --                --                --                --
         Class E                                                       (293)             (202)             (114)               --
         Class I                                                     (8,027)           (5,442)           (2,033)             (774)
         Class S                                                         --                --                --                --
         Class Y                                                     (2,220)             (820)             (635)             (478)
      From net realized gain
         Class C                                                         --                --                --                --
         Class E                                                         --                --           (10,499)               --
         Class I                                                         --                --           (87,641)               --
         Class S                                                         --                --                --                --
         Class Y                                                         --                --           (20,999)               --
                                                             --------------    --------------    --------------    --------------
Net decrease in net assets from distributions                       (10,540)           (6,464)         (121,921)           (1,252)
                                                             --------------    --------------    --------------    --------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share
         transactions                                               263,392            83,154          (258,684)           (1,908)
                                                             --------------    --------------    --------------    --------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                         369,012           132,887          (270,452)           71,342

NET ASSETS
      Beginning of period                                           835,120           702,233           914,642           843,300
                                                             --------------    --------------    --------------    --------------

      End of period                                          $    1,204,132    $      835,120    $      644,190    $      914,642
                                                             ==============    ==============    ==============    ==============

      Undistributed (overdistributed) net investment
         income included in net assets                       $          603    $          536    $          125    $        1,957

See accompanying notes which are an integral part of the financial statements.

 188  Statement of Changes in Net Assets

               EQUITY Q                        INTERNATIONAL                    FIXED INCOME I
                 FUND                              FUND                              FUND
    -------------------------------   -------------------------------   -------------------------------
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------

    $       18,044   $       12,632   $       28,592   $       17,751   $       43,832   $       34,754
           121,712          147,227          151,503          115,380           (1,233)          19,100
               919          (61,134)          76,185           56,347          (32,571)           4,457
    --------------   --------------   --------------   --------------   --------------   --------------
           140,675           98,725          256,280          189,478           10,028           58,311
    --------------   --------------   --------------   --------------   --------------   --------------

                --               --               --               --               --               --
              (492)            (366)            (681)            (655)          (1,004)            (859)
           (13,322)          (9,334)         (20,055)         (15,369)         (28,735)         (23,390)
                --               --               --               --               --               --
            (4,330)          (3,409)         (10,709)         (14,740)         (12,901)         (13,121)
                --               --               --               --               --               --
                --               --               --               --             (691)            (809)
                --               --               --               --          (18,576)         (18,686)
                --               --               --               --               --               --
                --               --               --               --           (7,263)         (12,596)
    --------------   --------------   --------------   --------------   --------------   --------------
           (18,144)         (13,109)         (31,445)         (30,764)         (69,170)         (69,461)
    --------------   --------------   --------------   --------------   --------------   --------------

          (132,081)        (220,202)          88,868           94,361          211,492            9,666
    --------------   --------------   --------------   --------------   --------------   --------------

            (9,550)        (134,586)         313,703          253,075          152,350           (1,484)

         1,403,212        1,537,798        1,442,766        1,189,691        1,064,972        1,066,456
    --------------   --------------   --------------   --------------   --------------   --------------

    $    1,393,662   $    1,403,212   $    1,756,469   $    1,442,766   $    1,217,322   $    1,064,972
    ==============   ==============   ==============   ==============   ==============   ==============

    $          790   $          890   $       21,985   $       15,748   $        3,940   $        1,814

            FIXED INCOME III
                  FUND
     -------------------------------
          2005             2004
---
     $       18,995   $       10,361
              2,429            7,193
            (13,873)           3,476
     --------------   --------------
              7,551           21,030
     --------------   --------------
                 --               --
               (255)            (241)
            (16,744)         (12,760)
                 --               --
               (720)              --
                 --               --
                (62)            (109)
             (3,882)          (4,989)
                 --               --
                 --               --
     --------------   --------------
            (21,663)         (18,099)
     --------------   --------------
            155,080          162,317
     --------------   --------------
            140,968          165,248
            469,455          304,207
     --------------   --------------
     $      610,423   $      469,455
     ==============   ==============
     $        2,438   $          734

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Changes in Net Assets  189

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

                                                                                       EMERGING MARKETS
                                                                                             FUND
                                                                          -------------------------------------------
AMOUNTS IN THOUSANDS                                                             2005                    2004
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
      Net investment income (loss)                                        $             9,257    $              4,745
      Net realized gain (loss)                                                        102,118                  69,315
      Net change in unrealized appreciation (depreciation)                            102,396                  19,464
                                                                          -------------------    --------------------
Net increase (decrease) in net assets from operations                                 213,771                  93,524
                                                                          -------------------    --------------------

DISTRIBUTIONS
      From net investment income
         Class C                                                                          (83)                   (309)
         Class E                                                                         (194)                   (262)
         Class I                                                                           --                      --
         Class S                                                                       (9,858)                (11,244)
         Class Y                                                                           --                      --
      From net realized gain
         Class C                                                                           --                      --
         Class E                                                                           --                      --
         Class I                                                                           --                      --
         Class S                                                                           --                      --
         Class Y                                                                           --                      --
                                                                          -------------------    --------------------
Net decrease in net assets from distributions                                         (10,135)                (11,815)
                                                                          -------------------    --------------------

SHARE TRANSACTIONS
      Net increase (decrease) in net assets from share transactions                    59,004                  94,089
                                                                          -------------------    --------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                           262,640                 175,798

NET ASSETS
      Beginning of period                                                             584,262                 408,464
                                                                          -------------------    --------------------

      End of period                                                       $           846,902    $            584,262
                                                                          ===================    ====================

      Undistributed (overdistributed) net investment income included
       in net assets                                                      $             4,215    $               (882)

See accompanying notes which are an integral part of the financial statements.

 190  Statement of Changes in Net Assets

       REAL ESTATE SECURITIES            SHORT DURATION BOND                SELECT GROWTH                   SELECT VALUE
                FUND                            FUND                            FUND                            FUND
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
---------------------------------------------------------------------------------------------------------------------------------

    $      27,104   $      23,181   $      31,923   $      21,573   $          43   $        (400)  $       3,268   $       2,091
          149,115         108,208          (8,752)          1,882           7,903           1,953          25,574          21,405
           62,485         170,285         (17,447)         (1,952)          6,530            (947)          9,493          10,251
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          238,704         301,674           5,724          21,503          14,476             606          38,335          33,747
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

             (700)         (1,500)           (523)           (323)             --              --             (18)             (8)
             (596)           (831)           (558)           (359)             --              --             (72)            (45)
               --              --              --              --              --              --          (1,393)           (832)
          (25,047)        (39,826)        (29,494)        (19,418)             --              --          (1,866)         (1,175)
               --              --              --              --              --              --              --              --
           (5,310)             (7)            (24)             --              --              --             (14)             --
           (2,607)             (4)            (16)             --              --              --              (8)             --
               --              --              --              --              --              --             (83)             --
          (98,198)           (175)           (767)             --              --              --            (145)             --
               --              --              --              --              --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (132,458)        (42,343)        (31,382)        (20,100)             --              --          (3,599)         (2,060)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

          187,997         122,824          42,298         175,555          44,098          40,106          27,540          49,612
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

          294,243         382,155          16,640         176,958          58,574          40,712          62,276          81,299

        1,262,038         879,883       1,196,940       1,019,982         123,266          82,554         302,032         220,733
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $   1,556,281   $   1,262,038   $   1,213,580   $   1,196,940   $     181,840   $     123,266   $     364,308   $     302,032
    =============   =============   =============   =============   =============   =============   =============   =============

    $       1,374   $        (385)  $       3,335   $       1,891   $          43   $          --   $          74   $         155

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Changes in Net Assets  191

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                   $                   $                  $                $
                                            NET ASSET VALUE,          NET            NET REALIZED      TOTAL FROM
                                              BEGINNING OF         INVESTMENT       AND UNREALIZED     INVESTMENT
                                                 PERIOD         INCOME (LOSS)(A)     GAIN (LOSS)       OPERATIONS
------------------------------------------------------------------------------------------------------------------
EQUITY I FUND
Class E
October 31, 2005                                  27.56                .25                3.24            3.49
October 31, 2004                                  25.75                .16                1.82            1.98
October 31, 2003                                  21.46                .15                4.28            4.43
October 31, 2002                                  25.25                .12               (3.69)          (3.57)
October 31, 2001                                  35.21                .15               (9.62)          (9.47)
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  27.54                .32                3.24            3.56
October 31, 2004                                  25.72                .23                1.82            2.05
October 31, 2003                                  21.44                .21                4.26            4.47
October 31, 2002                                  25.23                .19               (3.70)          (3.51)
October 31, 2001                                  35.21                .22               (9.63)          (9.41)
------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                  27.53                .31                3.26            3.57
October 31, 2004                                  25.72                .25                1.81            2.06
October 31, 2003                                  21.43                .23                4.27            4.50
October 31, 2002                                  25.24                .20               (3.71)          (3.51)
October 31, 2001                                  35.21                .23               (9.61)          (9.38)
------------------------------------------------------------------------------------------------------------------
EQUITY II FUND
Class E
October 31, 2005                                  39.28               (.04)               4.44            4.40
October 31, 2004                                  36.12                .04                3.12            3.16
October 31, 2003                                  25.54                .01               10.65           10.66
October 31, 2002                                  28.24                .02               (2.65)          (2.63)
October 31, 2001                                  38.33                .12               (5.36)          (5.24)
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  39.39                .04                4.45            4.49
October 31, 2004                                  36.19                .10                3.15            3.25
October 31, 2003                                  25.59                .06               10.66           10.72
October 31, 2002                                  28.29                .08               (2.65)          (2.57)
October 31, 2001                                  38.35                .18               (5.37)          (5.19)
------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                  39.41                .07                4.45            4.52
October 31, 2004                                  36.22                .14                3.14            3.28
October 31, 2003                                  25.61                .10               10.67           10.77
October 31, 2002                                  28.32                .12               (2.65)          (2.53)
October 31, 2001                                  38.35                .20               (5.35)          (5.15)
------------------------------------------------------------------------------------------------------------------

                                                  $                  $
                                            DISTRIBUTIONS      DISTRIBUTIONS         $
                                              FROM NET           FROM NET        RETURN OF
                                          INVESTMENT INCOME    REALIZED GAIN      CAPITAL
----------------------------------------
EQUITY I FUND
Class E
October 31, 2005                                (.24)                 --              --
October 31, 2004                                (.17)                 --              --
October 31, 2003                                (.14)                 --              --
October 31, 2002                                (.16)                 --            (.06)
October 31, 2001                                (.13)               (.36)             --
----------------------------------------
Class I
October 31, 2005                                (.31)                 --              --
October 31, 2004                                (.23)                 --              --
October 31, 2003                                (.19)                 --              --
October 31, 2002                                (.20)                 --            (.08)
October 31, 2001                                (.21)               (.36)             --
----------------------------------------
Class Y
October 31, 2005                                (.33)                 --              --
October 31, 2004                                (.25)                 --              --
October 31, 2003                                (.21)                 --              --
October 31, 2002                                (.22)                 --            (.08)
October 31, 2001                                (.23)               (.36)             --
----------------------------------------
EQUITY II FUND
Class E
October 31, 2005                                (.06)              (5.19)             --
October 31, 2004                                  --                  --              --
October 31, 2003                                (.08)                 --              --
October 31, 2002                                (.07)                 --              --
October 31, 2001                                (.07)              (4.78)             --
----------------------------------------
Class I
October 31, 2005                                (.12)              (5.19)             --
October 31, 2004                                (.05)                 --              --
October 31, 2003                                (.12)                 --              --
October 31, 2002                                (.13)                 --              --
October 31, 2001                                (.09)              (4.78)             --
----------------------------------------
Class Y
October 31, 2005                                (.16)              (5.19)             --
October 31, 2004                                (.09)                 --              --
October 31, 2003                                (.16)                 --              --
October 31, 2002                                (.18)                 --              --
October 31, 2001                                (.10)              (4.78)             --
----------------------------------------

See accompanying notes which are an integral part of the financial statements.

 192  Financial Highlights

                                                                    $                   %                   %
                                                               NET ASSETS,      RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %                END OF           TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL              PERIOD           NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)             NET(C)(E)           GROSS(C)
---------------------------------------------------------------------------------------------------------------------
          (.24)             30.81               12.70             37,666               .92                 .96
          (.17)             27.56                7.69             33,143               .94                 .96
          (.14)             25.75               20.79             32,632               .99                 .99
          (.22)             21.46              (14.26)            19,476               .98                 .98
          (.49)             25.25              (27.13)            30,646               .92                 .92
---------------------------------------------------------------------------------------------------------------------
          (.31)             30.79               12.97            825,172               .69                 .73
          (.23)             27.54                7.99            697,537               .71                 .72
          (.19)             25.72               21.02            580,055               .75                 .75
          (.28)             21.44              (14.04)           588,901               .74                 .74
          (.57)             25.23              (26.98)           813,827               .71                 .71
---------------------------------------------------------------------------------------------------------------------
          (.33)             30.77               13.00            341,294               .65                 .67
          (.25)             27.53                8.07            104,440               .63                 .65
          (.21)             25.72               21.09             89,546               .66                 .66
          (.30)             21.43              (13.96)            57,147               .64                 .64
          (.59)             25.24              (26.93)           146,156               .62                 .62
---------------------------------------------------------------------------------------------------------------------
         (5.25)             38.43               11.53             34,849              1.08                1.11
            --              39.28                8.72             80,542              1.09                1.09
          (.08)             36.12               41.88             46,901              1.12                1.12
          (.07)             25.54               (9.37)            25,874              1.12                1.12
         (4.85)             28.24              (14.86)            29,647              1.08                1.09
---------------------------------------------------------------------------------------------------------------------
         (5.31)             38.57               11.77            496,716               .87                 .91
          (.05)             39.39                8.98            674,280               .90                 .90
          (.12)             36.19               42.08            606,333               .94                 .94
          (.13)             25.59               (9.17)           464,113               .92                 .92
         (4.87)             28.29              (14.69)           584,718               .90                 .90
---------------------------------------------------------------------------------------------------------------------
         (5.35)             38.58               11.85            112,625               .81                 .83
          (.09)             39.41                9.05            159,820               .79                 .79
          (.16)             36.22               42.34            190,066               .81                 .81
          (.18)             25.61               (9.07)           147,610               .79                 .79
         (4.88)             28.32              (14.59)           126,876               .78                 .79
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
     NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------
            .83               109.71
            .61               129.94
            .68               115.73
            .49               130.46
            .51               144.94
-----------------------------------------
           1.06               109.71
            .84               129.94
            .92               115.73
            .74               130.46
            .72               144.94
-----------------------------------------
           1.03               109.71
            .92               129.94
           1.00               115.73
            .85               130.46
            .81               144.94
-----------------------------------------
           (.09)              156.39
            .09               125.94
            .04               132.27
            .07               126.57
            .37               134.79
-----------------------------------------
            .12               156.39
            .27               125.94
            .22               132.27
            .27               126.57
            .55               134.79
-----------------------------------------
            .18               156.39
            .37               125.94
            .36               132.27
            .41               126.57
            .65               134.79
-----------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  193

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                   $                   $                  $                $
                                            NET ASSET VALUE,          NET            NET REALIZED      TOTAL FROM
                                              BEGINNING OF         INVESTMENT       AND UNREALIZED     INVESTMENT
                                                 PERIOD         INCOME (LOSS)(A)     GAIN (LOSS)       OPERATIONS
------------------------------------------------------------------------------------------------------------------
EQUITY Q FUND
Class E
October 31, 2005                                  32.32                .35                2.88            3.23
October 31, 2004                                  30.10                .23                2.24            2.47
October 31, 2003                                  24.90                .22                5.18            5.40
October 31, 2002                                  29.75                .17               (4.81)          (4.64)
October 31, 2001                                  40.70                .20               (9.75)          (9.55)
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  32.32                .44                2.88            3.32
October 31, 2004                                  30.10                .30                2.24            2.54
October 31, 2003                                  24.89                .27                5.19            5.46
October 31, 2002                                  29.75                .24               (4.82)          (4.58)
October 31, 2001                                  40.69                .26               (9.72)          (9.46)
------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                  32.32                .45                2.88            3.33
October 31, 2004                                  30.09                .32                2.25            2.57
October 31, 2003                                  24.89                .30                5.17            5.47
October 31, 2002                                  29.75                .27               (4.82)          (4.55)
October 31, 2001                                  40.69                .28               (9.71)          (9.43)
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
Class E
October 31, 2005                                  35.15                .57                5.41            5.98
October 31, 2004                                  31.22                .38                4.29            4.67
October 31, 2003                                  24.71                .30                6.59            6.89
October 31, 2002                                  28.34                .16               (3.75)          (3.59)
October 31, 2001                                  39.51                .28               (9.53)          (9.25)
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  35.16                .68                5.39            6.07
October 31, 2004                                  31.20                .46                4.29            4.75
October 31, 2003                                  24.74                .36                6.53            6.89
October 31, 2002                                  28.38                .26               (3.78)          (3.52)
October 31, 2001                                  39.60                .34               (9.52)          (9.18)
------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                  35.17                .68                5.40            6.08
October 31, 2004                                  31.21                .45                4.33            4.78
October 31, 2003                                  24.75                .38                6.54            6.92
October 31, 2002                                  28.42                .32               (3.83)          (3.51)
October 31, 2001                                  39.62                .46               (9.60)          (9.14)
------------------------------------------------------------------------------------------------------------------

                                                  $                  $
                                            DISTRIBUTIONS      DISTRIBUTIONS         $
                                              FROM NET           FROM NET        RETURN OF
                                          INVESTMENT INCOME    REALIZED GAIN      CAPITAL
------------------------------------------------------------------------------------------
EQUITY Q FUND
Class E
October 31, 2005                                (.35)                 --              --
October 31, 2004                                (.25)                 --              --
October 31, 2003                                (.20)                 --              --
October 31, 2002                                (.21)                 --              --
October 31, 2001                                (.17)              (1.23)             --
------------------------------------------------------------------------------------------
Class I
October 31, 2005                                (.44)                 --              --
October 31, 2004                                (.32)                 --              --
October 31, 2003                                (.25)                 --              --
October 31, 2002                                (.28)                 --              --
October 31, 2001                                (.25)              (1.23)             --
------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                (.45)                 --              --
October 31, 2004                                (.34)                 --              --
October 31, 2003                                (.27)                 --              --
October 31, 2002                                (.31)                 --              --
October 31, 2001                                (.28)              (1.23)             --
------------------------------------------------------------------------------------------
INTERNATIONAL FUND
Class E
October 31, 2005                                (.68)                 --              --
October 31, 2004                                (.74)                 --              --
October 31, 2003                                (.38)                 --              --
October 31, 2002                                (.04)                 --              --
October 31, 2001                                  --               (1.92)             --
------------------------------------------------------------------------------------------
Class I
October 31, 2005                                (.76)                 --              --
October 31, 2004                                (.79)                 --              --
October 31, 2003                                (.43)                 --              --
October 31, 2002                                (.12)                 --              --
October 31, 2001                                (.12)              (1.92)             --
------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                (.78)                 --              --
October 31, 2004                                (.82)                 --              --
October 31, 2003                                (.46)                 --              --
October 31, 2002                                (.16)                 --              --
October 31, 2001                                (.14)              (1.92)             --
------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 194  Financial Highlights

                                                                    $                   %                   %
                                                               NET ASSETS,      RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %                END OF           TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL              PERIOD           NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)             NET(C)(E)           GROSS(C)
---------------------------------------------------------------------------------------------------------------------
          (.35)             35.20               10.03              46,352              .91                 .93
          (.25)             32.32                8.22              47,570              .92                 .93
          (.20)             30.10               21.76              40,924              .94                 .94
          (.21)             24.90              (15.70)             17,503              .94                 .94
         (1.40)             29.75              (23.98)             21,979              .89                 .89
---------------------------------------------------------------------------------------------------------------------
          (.44)             35.20               10.30           1,009,002              .66                 .69
          (.32)             32.32                8.46           1,018,806              .69                 .69
          (.25)             30.10               22.04             822,548              .72                 .72
          (.28)             24.89              (15.50)            854,495              .70                 .70
         (1.48)             29.75              (23.82)            983,176              .70                 .70
---------------------------------------------------------------------------------------------------------------------
          (.45)             35.20               10.34             338,308              .63                 .65
          (.34)             32.32                8.58             336,836              .61                 .61
          (.27)             30.09               22.13             674,326              .63                 .63
          (.31)             24.89              (15.41)            514,589              .60                 .60
         (1.51)             29.75              (23.74)            456,512              .61                 .61
---------------------------------------------------------------------------------------------------------------------
          (.68)             40.45               17.19              41,415             1.15                1.18
          (.74)             35.15               15.20              35,442             1.19                1.20
          (.38)             31.22               28.33              24,163             1.26                1.26
          (.04)             24.71              (12.68)             11,965             1.31                1.32
         (1.92)             28.34              (24.54)             19,449             1.26                1.26
---------------------------------------------------------------------------------------------------------------------
          (.76)             40.47               17.48           1,127,303              .90                 .93
          (.79)             35.16               15.47             915,469              .95                 .96
          (.43)             31.20               28.37             597,650             1.06                1.06
          (.12)             24.74              (12.46)            527,791             1.07                1.07
         (2.04)             28.38              (24.37)            658,920             1.06                1.06
---------------------------------------------------------------------------------------------------------------------
          (.78)             40.47               17.53             587,751              .86                 .89
          (.82)             35.17               15.54             491,855              .87                 .88
          (.46)             31.21               28.51             567,878              .96                 .96
          (.16)             24.75              (12.42)            395,955              .97                 .97
         (2.06)             28.42              (24.26)            386,538              .96                 .96
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
     NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------
           1.01               117.34
            .71               102.51
            .80               114.72
            .58                71.16
            .58                79.24
-----------------------------------------
           1.26               117.34
            .94               102.51
           1.02               114.72
            .82                71.16
            .77                79.24
-----------------------------------------
           1.30               117.34
           1.05               102.51
           1.10               114.72
            .93                71.16
            .86                79.24
-----------------------------------------
           1.49                80.36
           1.13                81.19
           1.14                79.40
            .57                87.84
            .82               111.84
-----------------------------------------
           1.76                80.36
           1.36                81.19
           1.38                79.40
            .92                87.84
           1.00               111.84
-----------------------------------------
           1.76                80.36
           1.35                81.19
           1.45                79.40
           1.12                87.84
           1.40               111.84
-----------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  195

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                   $                   $                  $                $
                                            NET ASSET VALUE,          NET            NET REALIZED      TOTAL FROM
                                              BEGINNING OF         INVESTMENT       AND UNREALIZED     INVESTMENT
                                                 PERIOD         INCOME (LOSS)(A)     GAIN (LOSS)       OPERATIONS
------------------------------------------------------------------------------------------------------------------
FIXED INCOME I FUND
Class E
October 31, 2005                                  21.88                .74               (.61)             .13
October 31, 2004                                  22.12                .63                .48             1.11
October 31, 2003                                  22.15                .72                .36             1.08
October 31, 2002                                  22.32                .90                .17             1.07
October 31, 2001                                  20.79               1.19               1.58             2.77
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  21.87                .80               (.61)             .19
October 31, 2004                                  22.11                .68                .49             1.17
October 31, 2003                                  22.15                .78                .35             1.13
October 31, 2002                                  22.32                .96                .17             1.13
October 31, 2001                                  20.79               1.24               1.58             2.82
------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                  21.88                .80               (.61)             .19
October 31, 2004                                  22.12                .70                .48             1.18
October 31, 2003                                  22.16                .79                .36             1.15
October 31, 2002                                  22.32                .98                .18             1.16
October 31, 2001                                  20.79               1.23               1.61             2.84
------------------------------------------------------------------------------------------------------------------
FIXED INCOME III FUND
Class E
October 31, 2005                                  10.70                .35               (.21)             .14
October 31, 2004                                  10.67                .28                .31              .59
October 31, 2003                                  10.11                .38                .52              .90
October 31, 2002                                  10.37                .40               (.05)             .35
October 31, 2001                                   9.77                .57                .61             1.18
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  10.69                .38               (.22)             .16
October 31, 2004                                  10.65                .30                .32              .62
October 31, 2003                                  10.09                .40                .52              .92
October 31, 2002                                  10.36                .42               (.06)             .36
October 31, 2001                                   9.76                .59                .63             1.22
------------------------------------------------------------------------------------------------------------------
Class Y
October 31, 2005 (2)                              10.74                .14               (.26)            (.12)
------------------------------------------------------------------------------------------------------------------

                                                  $                  $
                                            DISTRIBUTIONS      DISTRIBUTIONS         $
                                              FROM NET           FROM NET        RETURN OF
                                          INVESTMENT INCOME    REALIZED GAIN      CAPITAL
------------------------------------------------------------------------------------------
FIXED INCOME I FUND
Class E
October 31, 2005                                 (.73)             (.53)              --
October 31, 2004                                 (.69)             (.66)              --
October 31, 2003                                 (.67)             (.44)              --
October 31, 2002                                 (.97)             (.27)              --
October 31, 2001                                (1.24)               --               --
------------------------------------------------------------------------------------------
Class I
October 31, 2005                                 (.78)             (.53)              --
October 31, 2004                                 (.75)             (.66)              --
October 31, 2003                                 (.73)             (.44)              --
October 31, 2002                                (1.03)             (.27)              --
October 31, 2001                                (1.29)               --               --
------------------------------------------------------------------------------------------
Class Y
October 31, 2005                                 (.78)             (.53)              --
October 31, 2004                                 (.76)             (.66)              --
October 31, 2003                                 (.75)             (.44)              --
October 31, 2002                                (1.05)             (.27)              --
October 31, 2001                                (1.31)               --               --
------------------------------------------------------------------------------------------
FIXED INCOME III FUND
Class E
October 31, 2005                                 (.32)             (.08)              --
October 31, 2004                                 (.38)             (.18)              --
October 31, 2003                                 (.34)               --               --
October 31, 2002                                 (.61)               --               --
October 31, 2001                                 (.58)               --               --
------------------------------------------------------------------------------------------
Class I
October 31, 2005                                 (.34)             (.08)              --
October 31, 2004                                 (.40)             (.18)              --
October 31, 2003                                 (.36)               --               --
October 31, 2002                                 (.63)               --               --
October 31, 2001                                 (.62)               --               --
------------------------------------------------------------------------------------------
Class Y
October 31, 2005 (2)                             (.19)               --               --
------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 196  Financial Highlights

                                                                    $                   %                   %
                                                               NET ASSETS,      RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %                END OF           TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL              PERIOD           NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)             NET(C)(E)           GROSS(C)
---------------------------------------------------------------------------------------------------------------------
         (1.26)             20.75                .60              29,632               .65                 .68
         (1.35)             21.88               5.22              27,515               .65                 .66
         (1.11)             22.12               5.01              27,009               .67                 .67
         (1.24)             22.15               5.10              27,576               .64                 .66
         (1.24)             22.32              13.72              35,123               .61                 .61
---------------------------------------------------------------------------------------------------------------------
         (1.31)             20.75                .88             788,808               .38                 .40
         (1.41)             21.87               5.52             752,229               .39                 .40
         (1.17)             22.11               5.26             639,846               .41                 .41
         (1.30)             22.15               5.38             713,210               .38                 .38
         (1.29)             22.32              13.98             827,324               .39                 .39
---------------------------------------------------------------------------------------------------------------------
         (1.31)             20.76                .91             398,882               .35                 .37
         (1.42)             21.88               5.58             285,228               .33                 .34
         (1.19)             22.12               5.33             399,601               .35                 .35
         (1.32)             22.16               5.50             506,495               .31                 .31
         (1.31)             22.32              14.07             520,186               .32                 .32
---------------------------------------------------------------------------------------------------------------------
          (.40)             10.44               1.37               9,268               .93                 .95
          (.56)             10.70               5.65               7,489               .96                 .96
          (.34)             10.67               9.05               6,481              1.00                1.00
          (.61)             10.11               3.61               5,912               .97                 .98
          (.58)             10.37              12.47               6,037               .93                 .94
---------------------------------------------------------------------------------------------------------------------
          (.42)             10.43               1.65             560,896               .69                 .71
          (.58)             10.69               5.99             461,966               .72                 .72
          (.36)             10.65               9.27             297,726               .78                 .78
          (.63)             10.09               3.84             306,550               .76                 .76
          (.62)             10.36              12.76             408,341               .72                 .72
---------------------------------------------------------------------------------------------------------------------
          (.19)             10.43              (1.15)             40,259               .64                 .67
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
     NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------
           3.49               201.90
           2.88               153.79
           3.25               184.29
           4.17               165.28
           5.51               188.97
-----------------------------------------
           3.76               201.90
           3.15               153.79
           3.50               184.29
           4.42               165.28
           5.75               188.97
-----------------------------------------
           3.81               201.90
           3.18               153.79
           3.53               184.29
           4.45               165.28
           5.62               188.97
-----------------------------------------
           3.32               197.66
           2.64               195.68
           3.61               266.11
           4.00               231.09
           5.66               165.41
-----------------------------------------
           3.55               197.66
           2.85               195.68
           3.83               266.11
           4.22               231.09
           5.87               165.41
-----------------------------------------
           3.74               197.66
-----------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  197

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                   $                   $                  $                $
                                            NET ASSET VALUE,          NET            NET REALIZED      TOTAL FROM
                                              BEGINNING OF         INVESTMENT       AND UNREALIZED     INVESTMENT
                                                 PERIOD         INCOME (LOSS)(A)     GAIN (LOSS)       OPERATIONS
------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2005                                  12.52                 .04               4.22            4.26
October 31, 2004                                  10.68                  --(d)            2.08            2.08
October 31, 2003                                   7.22                 .02               3.44            3.46
October 31, 2002                                   6.89                (.09)               .42             .33
October 31, 2001                                   9.15                (.04)             (2.22)          (2.26)
------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  12.93                 .16               4.34            4.50
October 31, 2004                                  10.98                 .09               2.15            2.24
October 31, 2003                                   7.41                 .09               3.49            3.58
October 31, 2002                                   7.01                (.02)               .42             .40
October 31, 2001                                   9.24                 .02              (2.25)          (2.23)
------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                  12.94                 .20               4.34            4.54
October 31, 2004                                  10.98                 .12               2.15            2.27
October 31, 2003                                   7.43                 .11               3.48            3.59
October 31, 2002                                   7.05                  --(d)             .40             .40
October 31, 2001                                   9.25                 .04              (2.24)          (2.20)
------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2005                                  43.10                 .42               6.66            7.08
October 31, 2004                                  33.94                 .46               9.92           10.38
October 31, 2003                                  26.52                1.11               7.53            8.64
October 31, 2002                                  26.97                1.07               (.01)           1.06
October 31, 2001                                  25.93                1.16               1.02            2.18
------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  43.55                 .76               6.74            7.50
October 31, 2004                                  34.24                 .75              10.04           10.79
October 31, 2003                                  26.72                1.34               7.60            8.94
October 31, 2002                                  27.14                1.32               (.06)           1.26
October 31, 2001                                  26.07                1.38               1.03            2.41
------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                  43.90                 .88               6.79            7.67
October 31, 2004                                  34.51                 .87              10.09           10.96
October 31, 2003                                  26.89                1.42               7.67            9.09
October 31, 2002                                  27.31                1.41               (.06)           1.35
October 31, 2001                                  26.22                1.46               1.03            2.49
------------------------------------------------------------------------------------------------------------------

                                                  $                  $
                                            DISTRIBUTIONS      DISTRIBUTIONS         $
                                              FROM NET           FROM NET        RETURN OF
                                          INVESTMENT INCOME    REALIZED GAIN      CAPITAL
------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class C
October 31, 2005                                 (.05)                --              --
October 31, 2004                                 (.24)                --              --
October 31, 2003                                   --                 --              --
October 31, 2002                                   --                 --              --
October 31, 2001                                   --                 --              --
------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.18)                --              --
October 31, 2004                                 (.29)                --              --
October 31, 2003                                 (.01)                --              --
October 31, 2002                                   --                 --              --
October 31, 2001                                   --                 --              --
------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.23)                --              --
October 31, 2004                                 (.31)                --              --
October 31, 2003                                 (.04)                --              --
October 31, 2002                                 (.02)                --              --
October 31, 2001                                   --                 --              --
------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class C
October 31, 2005                                 (.43)             (3.67)             --
October 31, 2004                                (1.21)              (.01)             --
October 31, 2003                                (1.11)              (.11)             --
October 31, 2002                                (1.51)                --              --
October 31, 2001                                (1.14)                --              --
------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.76)             (3.67)             --
October 31, 2004                                (1.47)              (.01)             --
October 31, 2003                                (1.31)              (.11)             --
October 31, 2002                                (1.68)                --              --
October 31, 2001                                (1.34)                --              --
------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.87)             (3.67)             --
October 31, 2004                                (1.56)              (.01)             --
October 31, 2003                                (1.36)              (.11)             --
October 31, 2002                                (1.77)                --              --
October 31, 2001                                (1.40)                --              --
------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 198  Financial Highlights

                                                                                        %                   %
                                                                    $           RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %             NET ASSETS,         TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD        NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)             NET(C)(E)           GROSS(C)
---------------------------------------------------------------------------------------------------------------------
          (.05)             16.73               33.98              33,961             2.74                2.76
          (.24)             12.52               20.04              20,467             2.83                2.87
            --              10.68               47.58              12,306             3.09                3.09
            --               7.22                4.94               5,194             3.12                3.12
            --               6.89              (24.70)              2,377             3.08                3.09
---------------------------------------------------------------------------------------------------------------------
          (.18)             17.25               34.94              18,855             1.99                2.01
          (.29)             12.93               20.88              14,169             2.07                2.12
          (.01)             10.98               48.39               9,598             2.36                2.37
            --               7.41                5.71               6,478             2.38                2.38
            --               7.01              (24.13)              6,959             2.33                2.33
---------------------------------------------------------------------------------------------------------------------
          (.23)             17.25               35.27             794,086             1.73                1.76
          (.31)             12.94               21.22             549,626             1.83                1.87
          (.04)             10.98               48.27             386,560             2.11                2.11
          (.02)              7.43                5.91             263,563             2.14                2.14
            --               7.05              (23.89)            273,486             2.09                2.09
---------------------------------------------------------------------------------------------------------------------
         (4.10)             46.08               17.22              81,876             2.10                2.10
         (1.22)             43.10               30.97              61,089             2.12                2.12
         (1.22)             33.94               33.23              32,784             2.20                2.30
         (1.51)             26.52                3.56              15,712             2.19                2.59
         (1.14)             26.97                8.41               5,718             2.17                2.17
---------------------------------------------------------------------------------------------------------------------
         (4.43)             46.62               18.09              40,296             1.35                1.35
         (1.48)             43.55               32.00              29,436             1.37                1.37
         (1.42)             34.24               34.21              16,651             1.43                1.62
         (1.68)             26.72                4.27              10,661             1.46                1.82
         (1.34)             27.14                9.23              11,415             1.42                1.42
---------------------------------------------------------------------------------------------------------------------
         (4.54)             47.03               18.35           1,434,109             1.10                1.10
         (1.57)             43.90               32.30           1,171,513             1.11                1.11
         (1.47)             34.51               34.58             830,448             1.18                1.18
         (1.77)             26.89                4.55             598,133             1.19                1.19
         (1.40)             27.31                9.48             607,280             1.17                1.18
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
     NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------
             .29              71.86
             .02              82.02
             .19              95.13
           (1.08)             90.21
            (.55)             83.74
-----------------------------------------
            1.02              71.86
             .75              82.02
            1.02              95.13
            (.29)             90.21
             .21              83.74
-----------------------------------------
            1.30              71.86
            1.00              82.02
            1.30              95.13
            (.02)             90.21
             .44              83.74
-----------------------------------------
             .95              63.95
            1.20              38.04
            3.67              46.09
            3.74              67.70
            4.20              44.50
-----------------------------------------
            1.71              63.95
            1.95              38.04
            4.46              46.09
            4.54              67.70
            4.96              44.50
-----------------------------------------
            1.95              63.95
            2.23              38.04
            4.66              46.09
            4.82              67.70
            5.19              44.50
-----------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  199

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                   $                   $                  $                $
                                            NET ASSET VALUE,          NET            NET REALIZED      TOTAL FROM
                                              BEGINNING OF         INVESTMENT       AND UNREALIZED     INVESTMENT
                                                 PERIOD         INCOME (LOSS)(A)     GAIN (LOSS)       OPERATIONS
------------------------------------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2005                                  19.04                 .31               (.40)           (.09)
October 31, 2004                                  19.01                 .19               (.01)            .18
October 31, 2003                                  18.98                 .31                .06             .37
October 31, 2002                                  19.01                 .56                .13             .69
October 31, 2001                                  18.23                 .85                .89            1.74
------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  19.10                 .46               (.41)            .05
October 31, 2004                                  19.08                 .34               (.01)            .33
October 31, 2003                                  19.04                 .48                .03             .51
October 31, 2002                                  19.02                 .77                .06             .83
October 31, 2001                                  18.24                1.02                .85            1.87
------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                  19.07                 .51               (.41)            .10
October 31, 2004                                  19.05                 .38               (.01)            .37
October 31, 2003                                  19.01                 .52                .03             .55
October 31, 2002                                  18.99                 .80                .08             .88
October 31, 2001                                  18.22                1.07                .83            1.90
------------------------------------------------------------------------------------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2005                                   6.85                (.08)               .68             .60
October 31, 2004                                   6.85                (.11)               .11              --
October 31, 2003                                   5.23                (.09)              1.71            1.62
October 31, 2002                                   6.65                (.10)             (1.32)          (1.42)
October 31, 2001 (1)                              10.00                (.08)             (3.27)          (3.35)
------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                   7.08                (.01)               .69             .68
October 31, 2004                                   7.03                (.05)               .10             .05
October 31, 2003                                   5.31                (.04)              1.76            1.72
October 31, 2002                                   6.68                (.04)             (1.33)          (1.37)
October 31, 2001 (1)                              10.00                (.02)             (3.30)          (3.32)
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                   7.19                 .01                .71             .72
October 31, 2004                                   7.10                (.02)               .11             .09
October 31, 2003                                   5.35                (.02)              1.77            1.75
October 31, 2002                                   6.71                (.02)             (1.34)          (1.36)
October 31, 2001 (1)                              10.00                  --(d)           (3.29)          (3.29)
------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                   7.15                  --(d)             .72             .72
October 31, 2004                                   7.08                (.03)               .10             .07
October 31, 2003                                   5.34                (.02)              1.76            1.74
October 31, 2002                                   6.71                (.02)             (1.35)          (1.37)
October 31, 2001 (1)                              10.00                  --(d)           (3.29)          (3.29)
------------------------------------------------------------------------------------------------------------------

                                                  $                  $
                                            DISTRIBUTIONS      DISTRIBUTIONS         $
                                              FROM NET           FROM NET        RETURN OF
                                          INVESTMENT INCOME    REALIZED GAIN      CAPITAL
------------------------------------------------------------------------------------------
SHORT DURATION BOND FUND
Class C
October 31, 2005                                 (.31)              (.01)             --
October 31, 2004                                 (.15)                --              --
October 31, 2003                                 (.34)                --              --
October 31, 2002                                 (.72)                --              --
October 31, 2001                                 (.96)                --              --
------------------------------------------------------------------------------------------
Class E
October 31, 2005                                 (.44)              (.01)             --
October 31, 2004                                 (.31)                --              --
October 31, 2003                                 (.47)                --              --
October 31, 2002                                 (.81)                --              --
October 31, 2001                                (1.09)                --              --
------------------------------------------------------------------------------------------
Class S
October 31, 2005                                 (.49)              (.01)             --
October 31, 2004                                 (.35)                --              --
October 31, 2003                                 (.51)                --              --
October 31, 2002                                 (.86)                --              --
October 31, 2001                                (1.13)                --              --
------------------------------------------------------------------------------------------
SELECT GROWTH FUND
Class C
October 31, 2005                                   --                 --              --
October 31, 2004                                   --                 --              --
October 31, 2003                                   --                 --              --
October 31, 2002                                   --                 --              --
October 31, 2001 (1)                               --                 --              --
------------------------------------------------------------------------------------------
Class E
October 31, 2005                                   --                 --              --
October 31, 2004                                   --                 --              --
October 31, 2003                                   --                 --              --
October 31, 2002                                   --                 --              --
October 31, 2001 (1)                               --                 --              --
------------------------------------------------------------------------------------------
Class I
October 31, 2005                                   --                 --              --
October 31, 2004                                   --                 --              --
October 31, 2003                                   --                 --              --
October 31, 2002                                   --                 --              --
October 31, 2001 (1)                               --                 --              --
------------------------------------------------------------------------------------------
Class S
October 31, 2005                                   --                 --              --
October 31, 2004                                   --                 --              --
October 31, 2003                                   --                 --              --
October 31, 2002                                   --                 --              --
October 31, 2001 (1)                               --                 --              --
------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 200  Financial Highlights

                                                                                        %                   %
                                                                    $           RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %             NET ASSETS,         TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD        NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)             NET(C)(E)           GROSS(C)
---------------------------------------------------------------------------------------------------------------------
          (.32)             18.63                (.50)             30,290             1.65                1.66
          (.15)             19.04                 .97              38,427             1.63                1.66
          (.34)             19.01                1.97              41,644             1.56                1.72
          (.72)             18.98                3.73              16,294             1.52                1.70
          (.96)             19.01                9.77               1,709             1.52                1.66
---------------------------------------------------------------------------------------------------------------------
          (.45)             18.70                 .25              24,851              .90                 .91
          (.31)             19.10                1.74              23,181              .88                 .91
          (.47)             19.08                2.70              20,274              .80                 .97
          (.81)             19.04                4.53              17,516              .77                 .96
         (1.09)             19.02               10.54              17,685              .77                 .91
---------------------------------------------------------------------------------------------------------------------
          (.50)             18.67                 .51           1,158,439              .65                 .66
          (.35)             19.07                1.98           1,135,332              .63                 .66
          (.51)             19.05                2.95             958,064              .56                 .72
          (.86)             19.01                4.81             599,795              .52                 .71
         (1.13)             18.99               10.76             401,137              .52                 .67
---------------------------------------------------------------------------------------------------------------------
            --               7.45                8.76               8,149             2.23                2.32
            --               6.85                (.15)              5,942             2.25                2.50
            --               6.85               31.17               3,265             2.20                2.74
            --               5.23              (21.35)              1,341             2.11                2.82
            --               6.65              (33.50)              1,017             2.17                2.97
---------------------------------------------------------------------------------------------------------------------
            --               7.76                9.60               4,255             1.28                1.40
            --               7.08                 .71               5,749             1.36                1.54
            --               7.03               32.39               4,865             1.26                1.79
            --               5.31              (20.51)              2,814             1.16                1.87
            --               6.68              (33.20)              2,714             1.29                2.05
---------------------------------------------------------------------------------------------------------------------
            --               7.91               10.17             112,112              .92                1.08
            --               7.19                1.13              60,006              .95                1.20
            --               7.10               32.71              32,003              .93                1.58
            --               5.35              (20.27)             18,150              .89                1.65
            --               6.71              (32.90)             21,044              .89                1.75
---------------------------------------------------------------------------------------------------------------------
            --               7.87               10.07              57,324             1.06                1.18
            --               7.15                 .99              51,569             1.09                1.27
            --               7.08               32.58              42,421             1.03                1.56
            --               5.34              (20.42)             24,389              .97                1.68
            --               6.71              (32.90)             24,072              .94                1.74
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
     NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------
            1.65              202.53
            1.00              131.57
            1.63              187.92
            3.08              163.86
            4.72              260.94
-----------------------------------------
            2.43              202.53
            1.76              131.57
            2.52              187.92
            4.04              163.86
            5.48              260.94
-----------------------------------------
            2.67              202.53
            2.01              131.57
            2.70              187.92
            4.26              163.86
            5.76              260.94
-----------------------------------------
           (1.15)             127.68
           (1.53)             134.00
           (1.57)             149.76
           (1.53)             212.37
           (1.32)             169.36
-----------------------------------------
            (.15)             127.68
            (.65)             134.00
            (.62)             149.76
            (.58)             212.37
            (.45)             169.36
-----------------------------------------
             .12              127.68
            (.23)             134.00
            (.31)             149.76
            (.31)             212.37
            (.03)             169.36
-----------------------------------------
             .04              127.68
            (.38)             134.00
            (.40)             149.76
            (.39)             212.37
            (.09)             169.36
-----------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  201

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS -- FOR THE FISCAL YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                   $                   $                  $                $
                                            NET ASSET VALUE,          NET            NET REALIZED      TOTAL FROM
                                              BEGINNING OF         INVESTMENT       AND UNREALIZED     INVESTMENT
                                                 PERIOD         INCOME (LOSS)(A)     GAIN (LOSS)       OPERATIONS
------------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
Class C
October 31, 2005                                  10.15                (.02)              1.16            1.14
October 31, 2004                                   8.97                (.03)              1.22            1.19
October 31, 2003                                   7.41                (.01)              1.58            1.57
October 31, 2002                                   8.51                (.02)             (1.07)          (1.09)
October 31, 2001 (1)                              10.00                  --(d)           (1.48)          (1.48)
------------------------------------------------------------------------------------------------------------------
Class E
October 31, 2005                                  10.28                 .09               1.16            1.25
October 31, 2004                                   9.05                 .05               1.23            1.28
October 31, 2003                                   7.46                 .06               1.58            1.64
October 31, 2002                                   8.53                 .06              (1.07)          (1.01)
October 31, 2001 (1)                              10.00                 .05              (1.48)          (1.43)
------------------------------------------------------------------------------------------------------------------
Class I
October 31, 2005                                  10.30                 .13               1.17            1.30
October 31, 2004                                   9.07                 .10               1.22            1.32
October 31, 2003                                   7.46                 .08               1.61            1.69
October 31, 2002                                   8.54                 .08              (1.07)           (.99)
October 31, 2001 (1)                              10.00                 .09              (1.48)          (1.39)
------------------------------------------------------------------------------------------------------------------
Class S
October 31, 2005                                  10.29                 .11               1.16            1.27
October 31, 2004                                   9.05                 .08               1.24            1.32
October 31, 2003                                   7.45                 .07               1.60            1.67
October 31, 2002                                   8.53                 .07              (1.07)          (1.00)
October 31, 2001 (1)                              10.00                 .08              (1.48)          (1.40)
------------------------------------------------------------------------------------------------------------------

                                                  $                  $
                                            DISTRIBUTIONS      DISTRIBUTIONS         $
                                              FROM NET           FROM NET        RETURN OF
                                          INVESTMENT INCOME    REALIZED GAIN      CAPITAL
------------------------------------------------------------------------------------------
SELECT VALUE FUND
Class C
October 31, 2005                                (.01)               (.01)             --
October 31, 2004                                (.01)                 --              --
October 31, 2003                                (.01)                 --              --
October 31, 2002                                (.01)                 --              --
October 31, 2001 (1)                            (.01)                 --              --
------------------------------------------------------------------------------------------
Class E
October 31, 2005                                (.09)               (.01)             --
October 31, 2004                                (.05)                 --              --
October 31, 2003                                (.05)                 --              --
October 31, 2002                                (.06)                 --              --
October 31, 2001 (1)                            (.04)                 --              --
------------------------------------------------------------------------------------------
Class I
October 31, 2005                                (.13)               (.01)             --
October 31, 2004                                (.09)                 --              --
October 31, 2003                                (.08)                 --              --
October 31, 2002                                (.09)                 --              --
October 31, 2001 (1)                            (.07)                 --              --
------------------------------------------------------------------------------------------
Class S
October 31, 2005                                (.11)               (.01)             --
October 31, 2004                                (.08)                 --              --
October 31, 2003                                (.07)                 --              --
October 31, 2002                                (.08)                 --              --
October 31, 2001 (1)                            (.07)                 --              --
------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

 202  Financial Highlights

                                                                                        %                   %
                                                                    $           RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %             NET ASSETS,         TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL          END OF PERIOD        NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD        RETURN(B)            (000)             NET(C)(E)           GROSS(C)
---------------------------------------------------------------------------------------------------------------------
          (.02)             11.27               11.23             21,228              2.18                2.20
          (.01)             10.15               13.24             16,834              2.25                2.32
          (.01)              8.97               21.19              9,972              2.15                2.42
          (.01)              7.41              (12.82)             2,061              2.00                2.40
          (.01)              8.51              (14.76)             1,844              2.00                2.64
---------------------------------------------------------------------------------------------------------------------
          (.10)             11.43               12.14              8,770              1.25                1.30
          (.05)             10.28               14.31              9,167              1.39                1.39
          (.05)              9.05               22.01              7,778              1.21                1.48
          (.06)              7.46              (11.86)             3,314              1.04                1.43
          (.04)              8.53              (14.33)             3,155              1.25                1.85
---------------------------------------------------------------------------------------------------------------------
          (.14)             11.46               12.63            135,759               .86                 .91
          (.09)             10.30               14.77            102,396               .95                 .95
          (.08)              9.07               22.60             74,600               .90                1.23
          (.09)              7.46              (11.72)            35,169               .79                1.22
          (.07)              8.54              (13.92)            28,983               .79                1.48
---------------------------------------------------------------------------------------------------------------------
          (.12)             11.44               12.36            198,550              1.07                1.10
          (.08)             10.29               14.61            173,635              1.10                1.10
          (.07)              9.05               22.53            128,383              1.01                1.28
          (.08)              7.45              (11.78)            31,806               .87                1.27
          (.07)              8.53              (14.04)            31,288               .86                1.50
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
     NET ASSETS(C)(E)    TURNOVER RATE(B)
-----------------------------------------
           (.18)               84.74
           (.31)               96.07
           (.12)              105.71
           (.27)               92.95
             --                71.75
-----------------------------------------
            .78                84.74
            .55                96.07
            .77               105.71
            .70                92.95
            .76                71.75
-----------------------------------------
           1.14                84.74
           1.00                96.07
           1.12               105.71
            .95                92.95
           1.25                71.75
-----------------------------------------
            .95                84.74
            .84                96.07
           1.03               105.71
            .86                92.95
           1.18                71.75
-----------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                       Financial Highlights  203

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL HIGHLIGHTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
(1) For the period January 31, 2001 (commencement of operations) to October 31, 2001.
(2)   For the period June 23, 2005 (commencement of operations) to October 31,
      2005.
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for periods less than one year are annualized.
(d)   Less than $.01 per share.
(e) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

 204  Notes to Financial Highlights

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
1. ORGANIZATION

   Frank Russell Investment Company (the "Investment Company" or "FRIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on eleven of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to FRIMCo.

   Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund's Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they

                                              Notes to Financial Statements  205

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund's net asset value. FRIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. FRIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. FRIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage); a company event such as a material business development, dividend declaration, stock split or rights offering; a material disaster; or an armed conflict.

   Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment Income

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

   Dividends and Distributions to Shareholders

   For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

   DECLARED                                     PAYABLE                FUNDS
   --------------------------------------------------------------------------------
   Quarterly                              April, July,          Equity I, Equity Q,
                                          October and           Real Estate
                                          December              Securities, Short
                                                                Duration Bond,
                                                                Fixed Income I,
                                                                Fixed Income III
                                                                and Select Value
                                                                Funds
   Annually                               Mid-December          International,
                                                                Emerging Markets,
                                                                Equity II and
                                                                Select Growth Funds

   Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

 206  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Adviser"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Funds presented herein offer the following classes of shares: Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   Foreign Currency Translations

   The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

   The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Capital Gains Taxes

   The International Fund and Emerging Markets Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds have recorded a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2005. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain
   (loss) on investments in the Statements of Operations for the Funds.

                                               DEFERRED               CAPITAL
                   FUNDS                     TAX LIABILITY          GAINS TAXES
   --------------------------------------------------------------------------------
   International                          $                --   $            99,094
   Emerging Markets                                   876,385               429,737

                                              Notes to Financial Statements  207

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign Currency Exchange Contracts

   In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International, Emerging Markets, Short Duration Bond, Fixed Income I and Fixed Income III Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2005, are presented on the Schedule of Investments for the applicable Funds.

   Forward Commitments

   The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Options

   The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain

 208  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   Futures Contracts

   The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2005, the Fixed Income III Fund had cash collateral balances of $100,000 in connection with futures contracts purchased (sold).

   Swap Agreements

   The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

   The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

   The Short Duration Bond, Fixed Income I, Fixed Income III and International Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   Interest rate swaps are a counterparty agreement and can be customized to meet each parties needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

   The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the

                                              Notes to Financial Statements  209

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   As of October 31, 2005, the International Fund had cash collateral balances of $600,000 in connection with index swap contracts purchased.

   Investments in Emerging Markets

   Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2005, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

        FUNDS               PURCHASES               SALES
----------------------------------------------------------------
Equity I               $     1,305,332,873   $     1,026,781,780
Equity II                    1,295,385,700         1,655,157,818
Equity Q                     1,626,348,115         1,703,779,133
International                1,338,487,156         1,197,882,967
Fixed Income I                 932,183,462           926,703,637
Fixed Income III               413,587,841           341,578,642

----------------------------------------------------------------
        FUNDS               PURCHASES               SALES
Emerging Markets       $       557,744,073   $       489,569,166
Real Estate
  Securities                   973,771,838           884,864,116
Short Duration Bond          1,402,424,789         1,293,033,492
Select Growth                  236,279,795           193,505,061
Select Value                   295,871,245           274,923,071

   Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                   FUNDS                       PURCHASES               SALES
   --------------------------------------------------------------------------------
   Fixed Income I                         $     1,313,307,493   $     1,261,951,726
   Fixed Income III                               698,734,764           552,103,163
   Short Duration Bond                            624,389,436           548,143,821

 210  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Written Options Contracts

   Transactions in written options contracts for the period ending October 31, 2005 for the following Funds were as follows:

                                                     INTERNATIONAL FUND                           FIXED INCOME I FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2004                          342    $         2,970,126                    206    $           130,230
   Opened                                              2,644             18,995,778                  1,100                435,715
   Closed                                             (2,965)           (21,884,669)                  (106)               (46,744)
   Expired                                                --                     --                   (928)              (397,579)
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2005                           21    $            81,235                    272    $           121,622
                                         ===================    ===================    ===================    ===================

                                                   FIXED INCOME III FUND                         EMERGING MARKETS FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding October 31, 2004                          156    $            94,089                    461    $         1,319,478
   Opened                                                708                353,962                  2,229              4,985,469
   Closed                                                (16)               (12,627)                (2,404)            (5,581,085)
   Expired                                              (666)              (260,860)                    --                     --
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding October 31, 2005                          182    $           174,564                    286    $           723,862
                                         ===================    ===================    ===================    ===================

                                                          SHORT DURATION BOND FUND
                                                 ------------------------------------------
                                                      NUMBER OF              PREMIUMS
                                                      CONTRACTS              RECEIVED
   ----------------------------------------------------------------------------------------
   Outstanding October 31, 2004                                   12    $            13,167
   Opened                                                        170                324,666
   Closed                                                         --                     --
   Expired                                                       (22)               (16,177)
                                                 -------------------    -------------------
   Outstanding October 31, 2005                                  160    $           321,656
                                                 ===================    ===================

   Securities Lending

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of

                                              Notes to Financial Statements  211

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

   As of October 31, 2005, the non-cash collateral received for the securities on loan in the following funds was:

                                 NON-CASH COLLATERAL
             FUNDS                      VALUE             NON-CASH COLLATERAL HOLDING
-----------------------------------------------------------------------------------------
Equity II                        $           164,111     Pool of US Government securities
International                                612,732     Pool of US Government securities

4. RELATED PARTIES

   Adviser and Administrator

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to FRIMCo.

   The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company's securities lending program in the Investment Company's Money Market Fund (one of the Funds of the Investment Company not presented herein). As of October 31, 2005, $936,137,262 of the Money Market Fund's net assets represents investments by the Funds presented herein, and $1,550,778,849 represents the investments of other FRIC Funds not presented herein.

   The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below. The advisory and administrative fees are payable monthly and total $65,651,224 and $5,265,936 respectively, for the period ended October 31, 2005.

                                         ANNUAL RATE
                               -------------------------------
            FUNDS                 ADVISER       ADMINISTRATOR
--------------------------------------------------------------
Equity I                             .55%             .05%
Equity II                            .70              .05
Equity Q                             .55              .05
International                        .70              .05
Fixed Income I                       .25              .05
Fixed Income III                     .50              .05

--------------------------------------------------------------
                                         ANNUAL RATE
                               -------------------------------
            FUNDS                 ADVISER       ADMINISTRATOR
Emerging Markets                    1.15%             .05%
Real Estate Securities               .80              .05
Short Duration Bond                  .45              .05
Select Growth                        .80              .05
Select Value                         .70              .05

   For the Equity I, Equity II, Equity Q, International, Fixed Income I and Fixed Income III Funds, FRIMCo has contractually agreed to waive 0.02% of its administrative fees. The total amount of the waiver for the period ended October 31, 2005 was $1,329,582.

   For the Select Growth Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2006, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. The total amount of the waiver for the period ended October 31, 2005 was $103,095. There were no contractual reimbursements for the period ended October 31, 2005. The expense ratio for the Select Growth Fund was less than its expense cap for the period ended October 31, 2005 due to a one-time expense reimbursement from the Adviser during the period.

   For the Select Value Fund, FRIMCo has contractually agreed to waive, at least until February 28, 2006, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is

 212  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. There were no waivers or reimbursements for the period ended October 31, 2005.

   The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

   The Adviser reimbursed certain Funds for amounts previously paid by those Funds to Russell/Mellon Analytical Services for analytical services received. The amounts of the reimbursement for the period ended October 31, 2005 were:

                                            REIMBURSEMENT
                  FUNDS                         AMOUNT
----------------------------------------------------------
Equity I                                    $      139,005
Equity II                                          100,597
Equity Q                                            51,419
International                                      259,596

----------------------------------------------------------
                                            REIMBURSEMENT
                  FUNDS                         AMOUNT
Emerging Markets                            $      132,378
Real Estate Securities                               9,957
Select Growth                                       56,775
Select Value                                       124,589

   The Adviser paid the following amounts to certain Funds with respect to referral fees received:

                                               AMOUNT
                  FUNDS                         PAID
---------------------------------------------------------
Equity I                                   $       10,312
Equity II                                          25,085
Equity Q                                           12,444
International                                      12,268
Fixed Income I                                      4,270
Fixed Income III                                    5,585

---------------------------------------------------------
                                               AMOUNT
                  FUNDS                         PAID
Emerging Markets                           $       26,094
Real Estate Securities                             34,900
Short Duration Bond                                13,311
Select Growth                                       3,525
Select Value                                        8,517

   The Adviser reimbursed the Fixed Income III Fund for an allocation of a sub-adviser fee that was credited to the Adviser rather than the Fund. The amount of the reimbursement was $1,004.

   Special Service Charge

   Special servicing agreements were entered into in February 1999 by the Adviser and were approved annually by the Funds' Board of Trustees. The special servicing agreements were between the Fund of Funds (a group of nine LifePoints Funds and the Tax-Managed Global Equity Fund which invest in a combination of Class S shares of the Investment Company's portfolios) and the Funds listed below, the "Underlying Funds," in which the Fund of Funds invest. In accordance with the special servicing agreements, certain expenses from the operation of the Fund of Funds were borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Fund of Funds. No Underlying Funds were charged expenses that exceeded the estimated savings to each respective Underlying Fund. These estimated savings appeared in the form of reduced transfer agent costs resulting from the elimination of separate shareholder accounts which were invested in the Underlying Funds. Rather than having each investor open a shareholder account to invest individually in the Underlying Funds, the Fund of Funds acted as omnibus accounts combining thousands of individual shareholder accounts into a single account. This benefited the Underlying Funds, by reducing the number of shareholder accounts that needed to be maintained, and by the omnibus accounts' netting out the trades of individual shareholders to a point where the Fund of Funds only executed one trade each day with each Underlying Fund. In the event that the financial benefits to the Underlying Funds did not exceed aggregate expenses of any Fund of Fund, the Adviser reimbursed the respective Underlying Funds. The Adviser did not have the ability to recover amounts reimbursed from previous periods. This arrangement was discontinued on June 30, 2005.

   For the period ended October 31, 2005, the special servicing expense charged to the Underlying Funds amounted to:

                                               AMOUNT
             UNDERLYING FUNDS                   PAID
   -------------------------------------------------------
   Emerging Markets                       $        237,856
   Real Estate Securities                          407,769
   Short Duration Bond                             608,180

                                              Notes to Financial Statements  213

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   For the period ended October 31, 2005, the Adviser reimbursement to the Underlying Funds amounted to:

                                               AMOUNT
                   FUNDS                        PAID
   -------------------------------------------------------
   Emerging Markets                       $          8,713
   Real Estate Securities                           16,048
   Short Duration Bond                              26,879

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period ended October 31, 2005, the Fund's custodian fees were reduced by the following amounts under these arrangements:

                                               AMOUNT
                  FUNDS                         PAID
---------------------------------------------------------
Equity I                                   $          678
Equity II                                           1,567
Equity Q                                            1,450
International                                       1,309
Fixed Income I                                     11,689
Fixed Income III                                    6,213

---------------------------------------------------------
                                               AMOUNT
                  FUNDS                         PAID
Emerging Markets                           $        1,383
Real Estate Securities                                492
Short Duration Bond                                 8,041
Select Growth                                         528
Select Value                                          552

   Transfer Agent

   FRIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Funds. FRIMCo retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds reported herein for the period ended October 31, 2005 were $8,361,847.

   In addition, FRIMCo has contractually agreed to waive, at least until February 28, 2006, a portion of its transfer agency fees for certain Funds. The total transfer agent fee waivers for the period ended October 31, 2005 were as follows:

                                               TA FEE
                   FUNDS                   WAIVER AMOUNT
   -------------------------------------------------------
   Select Growth                          $         63,098

   Distributor and Shareholder Servicing

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FRIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class C shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class C and Class E shares on an annual basis.

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

 214  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   Brokerage Commissions

   The Funds will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of correspondent brokers. FRS is an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used to obtain either research services for FRIMCo, to assist it in its capacity as a manager of managers, to generate commission rebates to the Funds on whose behalf the trades were made or to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through FRS or other brokers and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. Research services provided to FRIMCo by FRS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be obtained from unaffiliated third parties at market rates. Research provided to FRIMCo will benefit the particular Funds generating the trading activity and may also benefit other Funds within FRIC and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds will benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   FRS or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through FRS and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once FRIMCo's research budget has been met. For the period ended October 31, 2005, there was no commission recapture for the Funds.

   FRS retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds. Trades through FRS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

   Amounts retained by Frank Russell Securities, Inc. for the period ended October 31, 2005 were as follows:

                  FUNDS                        AMOUNT
---------------------------------------------------------
Equity I                                   $       79,477
Equity II                                          30,911
Equity Q                                           20,268
International                                     132,883

---------------------------------------------------------
                  FUNDS                        AMOUNT
Emerging Markets                           $       33,965
Real Estate Securities                             22,960
Select Growth                                      18,619
Select Value                                       25,283

   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

   Accrued fees payable to affiliates as of October 31, 2005 were as follows:

                                                                                            FIXED         FIXED       EMERGING
                                EQUITY I      EQUITY II     EQUITY Q     INTERNATIONAL    INCOME I     INCOME III      MARKETS
   -----------------------------------------------------------------------------------------------------------------------------
   Advisory fees               $   549,221   $   386,681   $   645,866    $ 1,050,632    $   259,002   $   260,436   $   835,247
   Administration fees              29,957        16,570        35,216         45,004         31,048        15,626        34,622
   Distribution fees                    --            --            --             --             --            --        21,615
   Shareholder servicing
      fees                           7,818         7,957         9,603          8,678          6,257         1,959        11,114
   Transfer agent fees              80,564        62,044        54,444         99,800         40,246        23,240        62,091
   Trustee fees                      1,732         2,161         2,935          2,971          2,307         1,791         1,611
                               -----------   -----------   -----------    -----------    -----------   -----------   -----------
                               $   669,292   $   475,413   $   748,064    $ 1,207,085    $   338,860   $   303,052   $   966,300
                               ===========   ===========   ===========    ===========    ===========   ===========   ===========

                                              Notes to Financial Statements  215

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                     REAL ESTATE        SHORT DURATION          SELECT              SELECT
                                      SECURITIES             BOND               GROWTH              VALUE
   ------------------------------------------------------------------------------------------------------------
   Advisory fees                   $      1,032,552    $        465,233    $        118,307    $        205,683
   Administration fees                       64,262              49,982               7,367              14,681
   Distribution fees                         50,502              19,414               4,910              12,745
   Shareholder servicing fees                25,138              11,706               2,507               6,050
   Transfer agent fees                      196,575              52,059               3,775              53,651
   Trustee fees                               3,383               3,712                 306                 688
                                   ----------------    ----------------    ----------------    ----------------
                                   $      1,372,412    $        602,106    $        137,172    $        293,498
                                   ================    ================    ================    ================

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both FRIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting or Nominating and Governance Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair was paid a fee of $6,000 per year. Prior to June 1, 2005, the Lead Trustee received compensation of $10,000 annually. Effective June 1, 2005, the position of Lead Trustee was eliminated and a new chairperson of the Board was elected with additional annual compensation of $52,000.

5. FEDERAL INCOME TAXES

   At October 31, 2005, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

   Capital loss carryforwards and expiration dates

                   FUNDS                      10/31/07           10/31/08           10/31/09           10/31/10
   ----------------------------------------------------------------------------------------------------------------
   International                          $             --   $             --   $             --   $             --
   Fixed Income I                                       --                 --                 --                 --
   Short Duration Bond                                  --                 --                 --                 --
   Select Growth                                        --                 --          2,811,082         14,206,106
   Select Value                                  8,697,269            451,724          2,362,680            362,611

 216  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                  FUNDS                    10/31/11         10/31/12         10/31/13          TOTALS
   -----------------------------------------------------------------------------------------------------------------------
   International                        $    4,998,152   $           --   $           --   $    4,998,152
   Fixed Income I                                   --               --        3,909,179        3,909,179
   Short Duration Bond                              --               --       10,278,948       10,278,948
   Select Growth                               263,497               --               --       17,280,685
   Select Value                                     --               --               --       11,874,284

   Select Value Fund had a capital loss carryforward of $11,874,284 that it acquired from the Equity Income Fund and Equity III Fund of which $8,697,269, $451,724, $2,362,680, and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

   At October 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                   EQUITY I          EQUITY II           EQUITY Q
   --------------------------------------------------------------------------------------------------
   Cost of Investments                         $  1,138,083,989   $    658,396,505   $  1,252,936,715
                                               ================   ================   ================
   Unrealized Appreciation                          138,677,182        121,026,921        204,674,849
   Unrealized Depreciation                          (25,396,181)       (18,355,939)       (31,112,994)
                                               ----------------   ----------------   ----------------
   Net Unrealized Appreciation (Depreciation)  $    113,281,001   $    102,670,982   $    173,561,855
                                               ================   ================   ================
   Undistributed Ordinary Income               $      4,180,347   $     32,339,461   $        789,184
   Undistributed Long-Term Capital Gains       $     46,073,026   $    126,066,484   $     34,471,918
   (Capital Loss Carryforward)                 $             --   $             --   $             --
   Tax Composition of Distributions:
   Ordinary Income                             $     10,540,321   $     47,334,315   $     18,144,354
   Long-Term Capital Gains                     $             --   $     74,586,776   $             --

                                                INTERNATIONAL      FIXED INCOME I    FIXED INCOME III   EMERGING MARKETS
   ---------------------------------------------------------------------------------------------------------------------
   Cost of Investments                         $  1,867,692,434   $  1,504,683,878   $    828,801,828   $    651,433,010
                                               ================   ================   ================   ================
   Unrealized Appreciation                          297,368,378          4,936,509          5,186,242        215,594,654
   Unrealized Depreciation                          (19,612,047)       (22,220,778)        (9,232,462)       (15,237,551)
                                               ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation (Depreciation)  $    277,756,331   $    (17,284,269)  $     (4,046,220)  $    200,357,103
                                               ================   ================   ================   ================
   Undistributed Ordinary Income               $     30,862,211   $      5,219,143   $      3,201,364   $     22,499,562
   Undistributed Long-Term Capital Gains       $             --   $             --   $        812,781   $     21,385,695
   (Capital Loss Carryforward)                 $     (4,998,152)  $     (3,909,179)  $             --   $             --
   Tax Composition of Distributions:
   Ordinary Income                             $     31,445,447   $     58,850,502   $     19,752,776   $     10,135,446
   Long-Term Capital Gains                     $             --   $     10,319,360   $      1,910,645   $             --

                                              Notes to Financial Statements  217

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                 REAL ESTATE       SHORT DURATION
                                                  SECURITIES            BOND          SELECT GROWTH       SELECT VALUE
   ---------------------------------------------------------------------------------------------------------------------
   Cost of Investments                         $  1,227,728,017   $  1,270,440,702   $    173,967,660   $    340,287,436
                                               ================   ================   ================   ================
   Unrealized Appreciation                          449,249,336            474,213         21,534,333         47,668,776
   Unrealized Depreciation                           (4,791,795)       (14,856,996)        (3,821,349)        (9,196,920)
                                               ----------------   ----------------   ----------------   ----------------
   Net Unrealized Appreciation (Depreciation)  $    444,457,541   $    (14,382,783)  $     17,712,984   $     38,471,856
                                               ================   ================   ================   ================
   Undistributed Ordinary Income               $     41,832,169   $      2,899,428   $         42,687   $      6,381,021
   Undistributed Long-Term Capital Gains       $    123,356,030   $             --   $             --   $     14,126,155
   (Capital Loss Carryforward)                 $             --   $    (10,278,948)  $    (17,280,685)  $    (11,874,284)
   Tax Composition of Distributions:
   Ordinary Income                             $     44,634,608   $     30,576,251   $             --   $      3,349,017
   Long-Term Capital Gains                     $     87,823,283   $        806,070   $             --   $        250,408

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2005 and October 31, 2004 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   EQUITY I                                       -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 221                 275   $           6,621   $           7,453
      Proceeds from reinvestment of
         distributions                                            9                   7                 273                 191
      Payments for shares redeemed                             (210)               (346)             (6,297)             (9,361)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    20                 (64)                597              (1,717)
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               8,645              10,260             259,820             279,847
      Proceeds from reinvestment of
         distributions                                          245                 183               7,308               4,986
      Payments for shares redeemed                           (7,415)             (7,663)           (222,656)           (208,381)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,475               2,780              44,472              76,452
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               7,895               1,402             236,439              38,069
      Proceeds from reinvestment of
         distributions                                           74                  30               2,220                 820
      Payments for shares redeemed                             (672)             (1,120)            (20,336)            (30,470)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 7,297                 312             218,323               8,419
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               8,792               3,028   $         263,392   $          83,154
                                                  =================   =================   =================   =================

 218  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   EQUITY II                                      -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 393               1,196   $          14,775   $          46,867
      Proceeds from reinvestment of
         distributions                                          280                  --              10,503                  --
      Payments for shares redeemed                           (1,816)               (444)            (70,496)            (17,044)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (1,143)                752             (45,218)             29,823
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               2,746               4,405             103,743             170,296
      Proceeds from reinvestment of
         distributions                                        2,231                  19              83,814                 720
      Payments for shares redeemed                           (9,217)             (4,058)           (354,333)           (155,941)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (4,240)                366            (166,776)             15,075
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                                 279                 145              10,549               5,562
      Proceeds from reinvestment of
         distributions                                          576                  13              21,634                 477
      Payments for shares redeemed                           (1,991)             (1,350)            (78,873)            (52,845)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (1,136)             (1,192)            (46,690)            (46,806)
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              (6,519)                (74)  $        (258,684)  $          (1,908)
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   EQUITY Q                                       -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 261                 468   $           9,027   $          14,766
      Proceeds from reinvestment of
         distributions                                           13                  11                 465                 351
      Payments for shares redeemed                             (429)               (367)            (14,801)            (11,696)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (155)                112              (5,309)              3,421
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               7,174              11,458             247,602             366,031
      Proceeds from reinvestment of
         distributions                                          347                 267              11,995               8,488
      Payments for shares redeemed                          (10,375)             (7,537)           (359,044)           (239,252)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                (2,854)              4,188             (99,447)            135,267
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               3,055               2,564             105,804              79,672
      Proceeds from reinvestment of
         distributions                                          123                 106               4,261               3,374
      Payments for shares redeemed                           (3,990)            (14,659)           (137,390)           (441,936)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (812)            (11,989)            (27,325)           (358,890)
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              (3,821)             (7,689)  $        (132,081)  $        (220,202)
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  219

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   INTERNATIONAL                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 224                 447   $           8,539   $          14,934
      Proceeds from reinvestment of
         distributions                                           18                  20                 661                 638
      Payments for shares redeemed                             (226)               (233)             (8,801)             (7,850)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    16                 234                 399               7,722
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               7,381              10,893             282,241             366,536
      Proceeds from reinvestment of
         distributions                                          492                 439              18,116              14,030
      Payments for shares redeemed                           (6,054)             (4,448)           (232,553)           (148,078)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,819               6,884              67,804             232,488
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               1,984                 721              76,142              23,702
      Proceeds from reinvestment of
         distributions                                          231                 399               8,518              12,741
      Payments for shares redeemed                           (1,677)             (5,329)            (63,995)           (182,292)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   538              (4,209)             20,665            (145,849)
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,373               2,909   $          88,868   $          94,361
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   FIXED INCOME I                                 -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 402                 300   $           8,595   $           6,491
      Proceeds from reinvestment of
         distributions                                           75                  73               1,577               1,559
      Payments for shares redeemed                             (307)               (336)             (6,532)             (7,278)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   170                  37               3,640                 772
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                              10,527              14,236             223,287             308,094
      Proceeds from reinvestment of
         distributions                                        1,952               1,773              41,098              38,028
      Payments for shares redeemed                           (8,864)            (10,546)           (188,125)           (228,621)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,615               5,463              76,260             117,501
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y
      Proceeds from shares sold                               6,643               5,959             141,569             130,103
      Proceeds from reinvestment of
         distributions                                          932               1,189              19,628              25,486
      Payments for shares redeemed                           (1,398)            (12,178)            (29,605)           (264,196)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 6,177              (5,030)            131,592            (108,607)
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               9,962                 470   $         211,492   $           9,666
                                                  =================   =================   =================   =================

 220  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   FIXED INCOME III                               -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 306                 236   $           3,272   $           2,466
      Proceeds from reinvestment of
         distributions                                           24                  27                 252                 287
      Payments for shares redeemed                             (143)               (170)             (1,522)             (1,785)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   187                  93               2,002                 968
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                              22,321              21,610             236,687             227,893
      Proceeds from reinvestment of
         distributions                                        1,827               1,646              19,196              17,162
      Payments for shares redeemed                          (13,578)             (7,977)           (144,251)            (83,706)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                10,570              15,279             111,632             161,349
                                                  -----------------   -----------------   -----------------   -----------------
      Class Y*
      Proceeds from shares sold                               3,827                  --              41,100                  --
      Proceeds from reinvestment of
         distributions                                           68                  --                 720                  --
      Payments for shares redeemed                              (35)                 --                (374)                 --
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,860                  --              41,446                  --
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                              14,617              15,372   $         155,080   $         162,317
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   EMERGING MARKETS                               -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 720                 743   $          10,819   $           8,601
      Proceeds from reinvestment of
         distributions                                            6                  27                  79                 295
      Payments for shares redeemed                             (330)               (289)             (4,983)             (3,350)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   396                 481               5,915               5,546
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 368                 444               5,846               5,367
      Proceeds from reinvestment of
         distributions                                           13                  22                 190                 254
      Payments for shares redeemed                             (384)               (244)             (6,138)             (2,940)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    (3)                222                (102)              2,681
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               9,775              15,089             151,220             180,417
      Proceeds from reinvestment of
         distributions                                          632                 638               9,268               7,205
      Payments for shares redeemed                           (6,853)             (8,459)           (107,297)           (101,760)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,554               7,268              53,191              85,862
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               3,947               7,971   $          59,004   $          94,089
                                                  =================   =================   =================   =================

      * For the period June 23, 2005 (commencement of operations) to October 31, 2005.

                                              Notes to Financial Statements  221

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   REAL ESTATE SECURITIES                         -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 529                 648   $          23,052   $          24,331
      Proceeds from reinvestment of
         distributions                                          135                  36               5,811               1,425
      Payments for shares redeemed                             (304)               (233)            (13,369)             (8,932)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   360                 451              15,494              16,824
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 398                 314              17,861              12,184
      Proceeds from reinvestment of
         distributions                                           73                  21               3,199                 829
      Payments for shares redeemed                             (283)               (145)            (12,674)             (5,628)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   188                 190               8,386               7,385
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               8,037               7,890             355,555             300,908
      Proceeds from reinvestment of
         distributions                                        1,955                 631              85,775              25,106
      Payments for shares redeemed                           (6,187)             (5,898)           (277,213)           (227,399)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 3,805               2,623             164,117              98,615
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               4,353               3,264   $         187,997   $         122,824
                                                  =================   =================   =================   =================

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   SHORT DURATION BOND                            -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 617                 939   $          11,614   $          17,894
      Proceeds from reinvestment of
         distributions                                           27                  15                 502                 293
      Payments for shares redeemed                           (1,036)             (1,127)            (19,514)            (21,451)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (392)               (173)             (7,398)             (3,264)
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 320                 411               6,052               7,864
      Proceeds from reinvestment of
         distributions                                           27                  17                 521                 319
      Payments for shares redeemed                             (232)               (277)             (4,389)             (5,285)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   115                 151               2,184               2,898
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                              16,712              22,446             315,510             428,176
      Proceeds from reinvestment of
         distributions                                        1,504                 508              28,236               9,675
      Payments for shares redeemed                          (15,698)            (13,721)           (296,234)           (261,930)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 2,518               9,233              47,512             175,921
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,241               9,211   $          42,298   $         175,555
                                                  =================   =================   =================   =================

 222  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   SELECT GROWTH                                  -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 527                 552   $           3,803   $           3,849
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (300)               (161)             (2,175)             (1,128)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   227                 391               1,628               2,721
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 110                 213                 810               1,533
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                             (375)                (92)             (2,825)               (658)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (265)                121              (2,015)                875
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               7,135               4,627              54,091              33,510
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (1,314)               (784)             (9,983)             (5,601)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 5,821               3,843              44,108              27,909
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               3,690               3,538              27,958              25,490
      Proceeds from reinvestment of
         distributions                                           --                  --                  --                  --
      Payments for shares redeemed                           (3,612)             (2,318)            (27,581)            (16,889)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                    78               1,220                 377               8,601
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               5,861               5,575   $          44,098   $          40,106
                                                  =================   =================   =================   =================

                                              Notes to Financial Statements  223

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands) (continued)


                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2005                2004                2005                2004
   SELECT VALUE                                   -----------------   -----------------   -----------------   -----------------
      Class C
      Proceeds from shares sold                                 599                 836   $           6,615   $           8,118
      Proceeds from reinvestment of
         distributions                                            3                   1                  31                   8
      Payments for shares redeemed                             (375)               (290)             (4,176)             (2,835)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   227                 547               2,470               5,291
                                                  -----------------   -----------------   -----------------   -----------------
      Class E
      Proceeds from shares sold                                 195                 164               2,201               1,610
      Proceeds from reinvestment of
         distributions                                            7                   5                  79                  45
      Payments for shares redeemed                             (326)               (136)             (3,702)             (1,345)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                  (124)                 33              (1,422)                310
                                                  -----------------   -----------------   -----------------   -----------------
      Class I
      Proceeds from shares sold                               3,950               4,468              44,387              44,188
      Proceeds from reinvestment of
         distributions                                          123                  75               1,384                 740
      Payments for shares redeemed                           (2,165)             (2,833)            (24,171)            (27,980)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                 1,908               1,710              21,600              16,948
                                                  -----------------   -----------------   -----------------   -----------------
      Class S
      Proceeds from shares sold                               5,202               6,828              58,345              67,750
      Proceeds from reinvestment of
         distributions                                          168                 110               1,876               1,084
      Payments for shares redeemed                           (4,888)             (4,241)            (55,329)            (41,771)
                                                  -----------------   -----------------   -----------------   -----------------
      Net increase (decrease)                                   482               2,697               4,892              27,063
                                                  -----------------   -----------------   -----------------   -----------------
      Total increase (decrease)                               2,493               4,987   $          27,540   $          49,612
                                                  =================   =================   =================   =================

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 21, 2005 and is expected to be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2005.

 224  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

8. RECORD OWNERSHIP

   As of October 31, 2005, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective
   Fund:

                   FUNDS                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Equity I                                         1                  32.7
   Equity II                                        1                  35.8
   Equity Q                                         1                  34.9
   International                                    2                  43.0
   Fixed Income I                                   1                  18.3
   Fixed Income III                                 1                  43.4
   Emerging Markets                                 3                  47.5
   Real Estate Securities                           2                  30.5
   Short Duration Bond                              3                  66.4
   Select Growth                                    2                  41.5
   Select Value                                     1                  28.2

9. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

                                              Notes to Financial Statements  225

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by FRIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                                                                       COST         MARKET VALUE
          FUND - % OF NET ASSETS          ACQUISITION     PRINCIPAL AMOUNT ($)   COST PER UNIT        (000)            (000)
                SECURITIES                    DATE             OR SHARES               $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Fixed Income I Fund - 3.4%
   Aames Mortgage Investment Trust             09/08/05           1,547,716               99.98            1,547            1,547
   Aames Mortgage Investment Trust             05/25/05              53,000              100.00               53               53
   ABSC NIMs Trust                             07/30/04              55,493               99.62               55               55
   ABSC NIMs Trust                             07/18/05             381,960               99.96              382              381
   Aiful Corp.                                 08/03/05             100,000               99.62              100               98
   Aiful Corp.                                 08/04/05             100,000               97.70               98               96
   American International Group, Inc.          09/27/05             400,000               99.80              399              393
   American International Group, Inc.          09/27/05             300,000               99.67              299              293
   American International Group, Inc.          09/27/05             100,000               99.67              100               98
   Arcap Reit, Inc.                            09/21/04             420,000              100.96              424              403
   ASIF Global Financing                       05/18/05              90,000               99.83               90               89
   Asset Backed Funding Corp. NIM Trust        08/15/05             331,664               99.71              331              332
   BAE Systems Holdings, Inc.                  12/28/01             825,000              104.74              864              868
   Capital Auto Receivables Asset Trust        05/25/05               3,584              100.00                4                4
   Countrywide Asset-Backed
      Certificates                             12/21/04             149,046              100.04              149              148
   Countrywide Asset-Backed
      Certificates                             04/27/05             301,274               99.26              299              299
   Countrywide Asset-Backed
      Certificates                             07/27/05           1,341,445              100.00            1,341            1,342
   Countrywide Asset-Backed
      Certificates                             07/22/08             268,852               99.42              267              266
   Countrywide Home Loan Mortgage Pass
      Through Trust                            09/21/05           1,665,018              100.00            1,665            1,665
   Credit-Based Asset Servicing and
      Securitization CBO, Ltd.                 03/04/04           2,164,750              100.00            2,165            2,165
   Crest, Ltd.                                 11/25/03           1,710,000              100.00            1,710            1,693
   DG Funding Trust                            11/04/03                  94            10537.14              990            1,007
   Dresdner Funding Trust I                    04/09/03             370,000              102.18              378              439
   Equifirst Mortgage Loan Trust NIM
      Notes                                    02/02/05             298,996              100.06              299              299
   Equifirst Mortgage Loan Trust NIM
      Notes                                    05/06/05           1,000,644               99.95            1,000              999
   Export-Import Bank of Korea                 02/03/04             255,000               99.66              254              247
   First Franklin NIMs Trust                   05/20/04             142,609              100.00              143              142
   First Franklin NIMs Trust                   06/03/04               6,169              100.00                6                6
   First Franklin NIMs Trust                   04/01/05             647,978               99.74              646              645
   Fremont NIMs Trust                          05/20/04               2,038              100.00                2                2
   Fremont NIMs Trust                          02/22/05             523,572               99.61              522              520
   Fremont NIMs Trust                          08/12/05             162,935              100.00              163              162
   G-Force CDO, Ltd.                           12/08/03             765,000               99.98              765              756
   G-Force LLC                                 02/01/05           1,670,000              100.88            1,685            1,626
   Glencore Funding LLC                        08/08/05             455,000               94.67              431              419
   GSAMP Mortgage Loan Trust                   05/20/05           1,625,625              100.19            1,629            1,631
   GSAMP Trust                                 02/27/04              13,362               99.87               13               13
   Harrah's Operating Co., Inc.                05/19/05           2,695,000               99.54            2,683            2,586
   IndyMac Loan Trust                          10/17/03             108,576              100.00              109              109
   IndyMac Loan Trust                          06/10/04             620,851              100.00              621              621
   JP Morgan Chase Commercial Mortgage
      Securities Corp.                         05/27/05           2,060,834              100.00            2,061            2,051
   Korea Electric Power Corp.                  04/20/04             125,000               98.47              123              123

 226  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                                                       COST         MARKET VALUE
          FUND - % OF NET ASSETS          ACQUISITION     PRINCIPAL AMOUNT ($)   COST PER UNIT        (000)            (000)
                SECURITIES                    DATE             OR SHARES               $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Lennar Corp.                                07/06/05           1,310,000              100.50            1,317            1,255
   Long Beach Asset Holdings Corp.             01/19/05             379,010              100.00              379              377
   Mach One Trust Commercial
      Mortgage-Backed                          07/12/04           1,350,000              100.95            1,363            1,334
   Mastr Reperforming Loan Trust               03/09/05             871,296              102.37              892              877
   Miller Brewing Co.                          08/06/03             250,000               99.36              248              252
   Mizuho Financial Group Cayman, Ltd.         02/27/04             315,000              100.53              317              323
   Monumental Global Funding, Ltd.             03/09/05             200,000              100.00              200              198
   Morgan Stanley Cap I, Inc.                  06/17/04           1,370,000              101.04            1,384            1,371
   Natexis Ambs Co. LLC                        06/24/98             300,000              108.74              326              324
   Newcastle CDO I, Ltd.                       03/11/04             845,000               99.94              845              802
   Novastar NIMs Trust                         07/20/04              92,474              100.10               93               92
   Novastar NIMs Trust                         06/21/05             294,419              100.00              294              294
   Prologis                                    10/26/05           1,255,000               99.35            1,247            1,252
   Rabobank Capital Funding II                 05/23/05              20,000              101.81               20               20
   Rabobank Capital Funding Trust              05/19/05              40,000              100.78               40               39
   Ramp NIMs Trust                             05/12/05             297,665              100.00              298              297
   Ras Laffan Liquefied Natural Gas
      Co., Ltd. II                             08/04/05             125,000              100.00              125              122
   Renaissance NIMs Trust                      06/25/04              71,880              100.00               72               72
   Renaissance NIMs Trust                      12/16/04             240,183              100.00              240              240
   Residential Capital Corp.                   06/21/05             525,000               99.72              524              533
   Resona Preferred Global Securities
      Cayman, Ltd.                             07/20/05             300,000              100.90              303              306
   Russia Government International Bond        02/01/05             315,000              110.43              348              350
   Sharp SP I LLC Net Interest Margin
      Trust                                    02/13/04              14,083               99.99               14               14
   Sharp SP I LLC Net Interest Margin
      Trust                                    03/10/04              39,640               99.99               40               40
   Systems 2001 AT LLC                         03/08/02             329,540              101.75              335              345
   Tenaska Alabama II Partners, LP             10/09/03             230,469              102.11              235              232
   Tengizchevroil Finance Co.                  11/23/04             245,000              100.29              246              246
   Textron Financial Floorplan Master
      Note Trust                               05/19/05           1,640,000              100.00            1,640            1,640
   Wells Fargo Home Equity Trust               10/01/04              88,703               99.99               89               88
   Zurich Capital Trust I                      07/11/00             835,000              105.91              884              903
   Zurich Capital Trust I                      01/10/03             530,000               93.93              498              573
                                                                                                                   --------------
                                                                                                                           41,502
                                                                                                                   ==============
   Fixed Income III Fund - 4.0%
   ABSC NIMs Trust                             12/18/03               7,856               98.94                8                8
   AIG SunAmerica Global Financing VI          05/02/01             375,000              107.13              402              397
   Alliance Capital Funding LLC                03/03/04              15,236              101.61               15               15
   American International Group, Inc.          09/27/05             100,000               99.67              100               98
   American International Group, Inc.          09/27/05             400,000               99.80              399              393
   American International Group, Inc.          09/27/05             300,000               99.67              299              293
   AmerisourceBergen Corp.                     09/08/05             335,000               99.51              333              322
   AmerisourceBergen Corp.                     09/08/05              80,000               99.51               80               77
   Arlington Street CDO, Ltd.                  06/04/03             886,082              102.27              906              904
   BAE Systems Holdings, Inc.                  12/28/01             920,000              103.45              952              968
   Banco Santander Chile                       01/11/05             195,000               99.83              195              194
   Bear Stearns Commercial Mortgage
      Securities                               04/19/05             265,000              101.68              269              265
   Canadian Oil Sands, Ltd.                    08/03/04             140,000               99.93              140              138
   Capital Auto Receivables Asset Trust        05/25/05               3,584              100.00                4                4
   Chancellor/Triton CBO, Ltd.                 11/12/03              82,527               96.88               80               83

                                              Notes to Financial Statements  227

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                                                       COST         MARKET VALUE
          FUND - % OF NET ASSETS          ACQUISITION     PRINCIPAL AMOUNT ($)   COST PER UNIT        (000)            (000)
                SECURITIES                    DATE             OR SHARES               $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Citigroup Commercial Mortgage Trust         12/07/04             153,476              100.01              153              154
   Commercial Mortgage Pass Through
      Certificates                             09/27/05             229,221              106.12              243              240
   Corp Nacional del Cobre de Chile            09/16/05             230,000               98.17              226              219
   Countrywide Asset-Backed
      Certificates                             02/25/04              14,104               99.68               14               14
   Crown Castle Towers LLC                     05/26/05             150,000              100.00              150              146
   DG Funding Trust                            11/04/03                  59            10537.12              622              633
   Dresdner Funding Trust I                    04/09/03             380,000              109.96              418              451
   E*Trade Financial Corp.                     09/14/05             325,000              103.54              336              330
   Erac USA Finance Co.                        07/01/02             270,000              106.38              287              284
   Export Import Bank of Korea                 02/03/04             160,000               99.66              159              155
   Farmers Exchange Capital                    01/28/02             250,000               82.29              206              253
   Farmers Exchange Capital                    12/15/04             520,000              106.23              552              525
   Farmers Insurance Exchange                  11/27/02             310,000               74.28              230              366
   Farmers Insurance Exchange                  08/04/04             225,000              100.05              225              224
   FBG Finance, Ltd.                           06/21/05             155,000               99.54              154              150
   General Motors Corp.                        05/05/05             100,000              106.15              106               93
   Glencore Funding LLC                        05/12/04             460,000               94.11              433              424
   Global Signal Trust                         11/18/04             225,000              100.00              225              217
   GSAA Trust                                  09/16/04              47,776               99.88               48               48
   GSMPS Mortgage Loan Trust                   05/27/04              70,097              107.33               75               74
   GSMPS Mortgage Loan Trust                   08/30/04             119,357              109.09              130              126
   GSMPS Mortgage Loan Trust                   02/16/05             117,261              108.69              127              127
   GSMPS Mortgage Loan Trust                   03/17/05             204,178              107.29              219              217
   GT Group Telecom, Inc.                      01/27/00                 450               49.90               22               --
   Hanarotelecom, Inc.                         01/25/05             400,000              100.15              401              389
   Hyatt Equities LLC                          06/12/02             140,000              101.19              142              142
   IKON Office Solutions, Inc.                 09/16/05             120,000              100.00              120              114
   John Hancock Global Funding II              07/29/03             200,000              113.75              228              225
   JP Morgan Chase Commercial Mortgage
      Securities Corp.                         08/04/04             357,918              100.00              358              358
   Juniper CBO, Ltd.                           01/15/04             142,347              102.71              146              144
   Korea Electric Power Corp.                  04/20/04              85,000               98.47               84               83
   LG Electronics, Inc.                        06/10/05              90,000               99.53               90               88
   Mantis Reef, Ltd.                           10/28/03             200,000              100.00              200              196
   Mastr Reperforming Loan Trust               08/10/05             381,636              106.62              407              405
   Mastr Reperforming Loan Trust               03/09/05             291,592              107.30              313              309
   Mastr Sprcialized Loan Trust                06/27/05             252,787              100.00              253              250
   Merrill Lynch Mortgage Trust                06/26/02             185,000               79.34              147              176
   Miller Brewing Co.                          08/06/03             230,000              100.64              231              232
   Miller Brewing Co.                          08/06/03             145,000              100.20              145              142
   Mizuho Financial Group Cayman, Ltd.         02/27/04             280,000              101.48              284              287
   Mizuho Financial Group Cayman, Ltd.         02/27/04             150,000               99.96              150              154
   Monumental Global Funding, Ltd.             03/09/05             135,000              100.00              135              134
   Natexis Ambs Co. LLC                        06/24/98             185,000              108.75              201              200
   Nationwide Building Society                 02/16/05             210,000               99.01              208              204
   Nationwide Mutual Insurance Co.             03/20/03             290,000              108.46              315              344
   Neiman-Marcus Group, Inc.                   09/28/05             225,000              100.00              225              217
   Nippon Life Insurance                       07/14/05             295,000               99.68              294              289
   North Front Pass-Through Trust              12/08/04             500,000              100.69              503              495

 228  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                                                       COST         MARKET VALUE
          FUND - % OF NET ASSETS          ACQUISITION     PRINCIPAL AMOUNT ($)   COST PER UNIT        (000)            (000)
                SECURITIES                    DATE             OR SHARES               $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Oil Insurance, Ltd.                         08/19/03             520,000              101.10              526              513
   Pemex Project Funding Master Trust          06/01/05              70,000               98.66               69               67
   Platinum Underwriters Holdings, Ltd.        08/11/05             135,000              101.01              136              136
   Power Contract Financing LLC                06/11/03             165,000              101.23              167              168
   Power Contract Financing LLC                06/11/03              79,115              100.96               80               79
   Premium Asset Trust                         01/28/05             245,000               99.97              245              245
   Quest Diagnostics, Inc.                     10/25/05             125,000               99.81              125              125
   Rabobank Capital Funding II                 11/14/03             260,000              101.51              264              257
   Ras Laffan Liquefied Natural Gas
      Co., Ltd.                                03/07/01              85,000              111.27               95               98
   Ras Laffan Liquefied Natural Gas
      Co., Ltd. II                             08/04/05             250,000              100.00              250              244
   Ras Laffan Liquefied Natural Gas
      Co., Ltd. II                             08/04/05             120,000              100.00              120              118
   Residential Capital Corp.                   06/21/05             220,000               99.72              219              223
   Residential Capital Corp.                   06/21/05             150,000              100.06              150              153
   Resona Preferred Global Securities
      Cayman, Ltd.                             07/25/05             385,000              103.28              398              392
   Russia Government International Bond        06/17/02             650,000               89.28              580              721
   Russia Paris Club Participant               04/06/04          17,343,270                0.82              142              149
   Santander US Debt SA Universal              09/13/05             900,000              100.00              900              900
   Sappi Papier Holding AG                     07/11/02              65,000              104.42               68               64
   Sealed Air Corp.                            07/01/03             195,000               99.77              195              190
   Sharp SP I LLC Net Interest Margin
      Trust                                    01/29/04               5,998              100.00                6                6
   Solar Capital Corp.                         07/27/05             215,000              100.00              215              218
   Solutia, Inc.                               07/02/02                 450               85.33               38               --
   Southern Peru Copper Corp.                  07/20/05             445,000               99.16              441              426
   SovRisc                                     10/26/05             280,000               99.72              279              279
   Systems 2001 AT LLC                         06/04/01             127,652              102.28              131              135
   Systems 2001 AT LLC                         03/08/02             168,995              101.75              172              177
   Tenaska Alabama II Partners, LP             10/09/03             155,204              100.05              155              156
   Tenaska Alabama Partners, LP                06/13/05             104,647              100.00              105              106
   Tengizchevroil Finance Co.                  11/23/04             250,000              100.23              251              251
   Terwin Mortgage Trust                       08/17/05             464,192               99.98              464              464
   Texas Genco LLC                             12/08/04             410,000              100.64              413              439
   Twin Reefs Pass-Through Trust               12/07/04             300,000              100.18              301              299
   Williams Gas Pipelines                      01/30/04             200,000              103.43              207              205
   World Financial Properties                  11/08/02             199,153              105.90              211              209
   World Financial Properties                  04/27/05             167,161              107.76              180              176
   Xlliac Global Funding                       08/03/05             240,000               99.68              239              236
   Zurich Capital Trust I                      01/10/03             370,000               94.41              349              400
                                                                                                                   --------------
                                                                                                                           24,230
                                                                                                                   ==============
   Emerging Markets Fund - 0.1%
   Coca-Cola Embonor B ADR Reg S               04/23/99             107,000               10.81            1,157              845
   Delta Corp, Inc.                            08/07/97           1,134,586                0.39              444              389
   Far EasTone Telecommunications Co.,
      Ltd.                                     01/12/05              11,000               17.74              195              192
   Holcim Ecuador SA-ADR                       07/24/96              10,500               12.67              133              347
   Holcim Ecuador SA-GDR                       04/29/96              72,000                9.50              684            2,419
   KT&G Corp.                                  01/29/02              53,100                9.28              493            1,099
   NovaTek OAO                                 07/21/05             105,700               21.30            2,252            2,326
   OK Zimbabwe                                 12/03/01           6,402,949                0.02              149               41
   Quilmes Industrial                          04/18/94               5,027               19.30               97              157

                                              Notes to Financial Statements  229

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                                                                                       COST         MARKET VALUE
          FUND - % OF NET ASSETS          ACQUISITION     PRINCIPAL AMOUNT ($)   COST PER UNIT        (000)            (000)
                SECURITIES                    DATE             OR SHARES               $                $                $
   ------------------------------------------------------------------------------------------------------------------------------
   Samsung Electronics Co., Ltd.               05/21/96              10,059                9.43               95            2,055
   Tae Young                                   07/24/96              11,339                5.35              572              435
                                                                                                                   --------------
                                                                                                                           10,305
                                                                                                                   ==============
   Short Duration Bond Fund - 4.0%
   Allstate Financial Global Funding           01/31/05           4,080,000               96.46            3,935            3,838
   Alter Moneta Receivables LLC                09/17/03             718,325              100.35              721              713
   DG Funding Trust                            11/04/03                 219           10,537.12            2,308            2,346
   GE Corporate Aircraft Financing LLC         10/05/04             702,032              100.00              702              702
   HBOS Treasury Services PLC                  09/11/03           1,000,000               99.89              999              971
   HBOS Treasury Services PLC                  01/06/04             900,000              100.00              900              901
   HBOS Treasury Services PLC                  11/05/04           2,000,000               99.94            1,999            1,949
   Hyundai Auto Receivables Trust              09/18/02              99,212              100.00               99               99
   Marlin Leasing Receivables LLC              08/11/05           1,650,000               99.99            1,650            1,640
   Metropolitan Life Global Funding I          07/19/04           4,000,000               99.88            3,995            3,909
   New York Life Global Funding                02/23/04           2,500,000              100.00            2,500            2,501
   Nordstrom Private Label Credit Card
      Master Note Trust                        05/01/02           3,500,000              103.17            3,611            3,503
   PBG Equipment Trust                         06/13/01             789,774              103.38              816              790
   Principal Life Global Funding I             06/03/04           2,000,000              102.19            2,044            2,002
   Principal Life Global Funding I             06/14/05           5,600,000               96.51            5,404            5,321
   Provident Auto Lease ABS Trust              08/20/03              20,817              103.24               21               21
   Providian Gateway Master Trust              11/16/04           1,200,000               99.94            1,199            1,172
   Railcar Leasing L.L.C.                      06/11/03           1,000,000              115.66            1,157            1,060
   Residential Capital Corp.                   06/22/05           2,000,000              100.06            2,001            2,031
   SLM Student Loan Trust                      03/05/04           3,000,000              101.84            3,055            2,898
   Susquehanna Auto Lease Trust                11/19/03             518,667               99.80              518              514
   Susquehanna Auto Lease Trust                03/24/05           4,000,000               99.79            3,992            3,978
   Susquehanna Auto Lease Trust                10/21/05           1,700,000               99.60            1,693            1,688
   TIAA Global Markets                         10/26/04           3,625,000              102.51            3,716            3,632
   USAA Capital Corp.                          09/29/04             595,000              102.84              612              587
                                                                                                                   --------------
                                                                                                                           48,766
                                                                                                                   ==============

   Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

10. DIVIDENDS

   On December 8, 2005, the Funds declared the following dividends from net investment income and capital gains, respectively, payable on December 13, 2005 to shareholders on record December 9, 2005.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
                   FUNDS                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Equity I - Class E                     $            0.0908   $            0.0914   $            1.1743
   Equity I - Class I                                  0.1082                0.0914                1.1743
   Equity I - Class Y                                  0.1115                0.0914                1.1743
   Equity Q - Class E                                  0.1168                    --                0.8738
   Equity Q - Class I                                  0.1397                    --                0.8738
   Equity Q - Class Y                                  0.1429                    --                0.8738

 230  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
                   FUNDS                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Real Estate Securities - Class C       $                --   $            1.2316   $            3.7463
   Real Estate Securities - Class E                    0.0208                1.2316                3.7463
   Real Estate Securities - Class S                    0.0507                1.2316                3.7463
   Select Value - Class C                              0.0133                0.2001                0.4433
   Select Value - Class E                              0.0421                0.2001                0.4433
   Select Value - Class I                              0.0518                0.2001                0.4433
   Select Value - Class S                              0.0449                0.2001                0.4433

   On December 15, 2005, the Board of Trustees of Frank Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 20, 2005 to shareholders on record December 16, 2005.

                                            NET INVESTMENT          SHORT-TERM             LONG-TERM
                   FUNDS                        INCOME             CAPITAL GAINS         CAPITAL GAINS
   ------------------------------------------------------------------------------------------------------
   Equity II - Class E                    $                --   $            2.0497   $            8.0042
   Equity II - Class I                                 0.0859                2.0497                8.0042
   Equity II - Class Y                                 0.1245                2.0497                8.0042
   International - Class E                             0.6762                    --                    --
   International - Class I                             0.7753                    --                    --
   International - Class Y                             0.7910                    --                    --
   Fixed Income I - Class E                            0.2305                    --                    --
   Fixed Income I - Class I                            0.2471                    --                    --
   Fixed Income I - Class Y                            0.2495                    --                    --
   Fixed Income III - Class E                          0.1133                0.0171                0.0135
   Fixed Income III - Class I                          0.1181                0.0171                0.0135
   Fixed Income III - Class Y                          0.1214                0.0171                0.0135
   Emerging Markets - Class C                          0.2822                    --                0.4319
   Emerging Markets - Class E                          0.3925                    --                0.4319
   Emerging Markets - Class S                          0.4318                    --                0.4319
   Short Duration Bond - Class C                       0.0987                    --                    --
   Short Duration Bond - Class E                       0.1351                    --                    --
   Short Duration Bond - Class S                       0.1469                    --                    --

                                              Notes to Financial Statements  231

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity I Fund, Equity II Fund, Equity Q Fund, International Fund, Fixed Income I Fund, Fixed Income III Fund, Emerging Markets Fund, Real Estate Securities Fund, Short Duration Bond Fund (formerly Short Term Bond Fund), Select Growth Fund and Select Value Fund (eleven of the portfolios constituting Frank Russell Investment Company, hereafter collectively referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 20, 2005

 232  Report of Independent Registered Public Accounting Firm

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

TAX INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
For the tax year ended October 31, 2005, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar year 2005.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Equity I                                         100.0%
Equity II                                         15.1%
Equity Q                                         100.0%
International                                      0.0%
Fixed I                                            0.0%
Fixed III                                          0.0%
Emerging Markets                                   0.0%
Real Estate Securities                             0.0%
Short Duration Bond                                0.0%
Select Growth                                    100.0%
Select Value                                      61.7%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2005:

Equity II                                   $74,586,776
Fixed Income I                               10,319,360
Fixed Income III                              1,910,645
Real Estate Securities                       87,823,283
Short Duration Bond                             806,070
Select Value                                    250,408

Please consult a tax adviser for any questions about federal or state income tax laws.

The Emerging Markets Fund and International Fund paid foreign taxes of $2,636,608 and $3,621,151 and recognized $19,777,039 and $40,147,441 of foreign source income, respectively, during the taxable year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Fund designates $0.0536 and $0.0834 per share of foreign taxes paid and $0.4024 and $0.9250 of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2005.

                                                            Tax Information  233

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with FRIMCo and the portfolio management contract (together, the "investment advisory agreements") with each Money Manager of the Funds at a meeting held on February 23, 2005. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds' shares, and the management of the Funds by FRIMCo. In preparation for the annual review, the Board, with the advice and assistance of independent counsel, also received and considered (1) information and reports prepared by FRIMCo relating to the services provided by FRIMCo (and its affiliates) to the Funds, including information requested by the Trustees, and
(2) information received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and its operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds (collectively, the "Agreement Renewal Information").

Prior to voting, the Independent Trustees reviewed the proposed continuance of the investment advisory agreements with management and independent counsel and received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances. The Independent Trustees also reviewed the proposed continuance in a private session with independent counsel at which no representatives of FRIMCo or management were present. The discussion below reflects both of these reviews.

In evaluating the advisory agreement with FRIMCo and the portfolio management contracts with the Money Managers of the Funds, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. All Funds have multiple Money Managers.

The Board considered that FRIMCo (rather than any Money Manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among multiple Money Managers.

FRIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by FRIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by FRIMCo in the Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of FRIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectuses for the Funds emphasize to investors FRIMCo's role as the principal investment manager for each Fund, rather than the investment selection role of the Funds' Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

 234  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

In addition to these general factors relating to the manager of managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the advisory agreement with FRIMCo, including the following:

1. The nature, scope and quality of the services provided to the Fund by FRIMCo;

2. The advisory fee paid by the Fund to FRIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by FRIMCo as to other fees and benefits received by FRIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by FRIMCo as to investment advisory fees paid by Comparable Funds;

5. Information provided by FRIMCo as to expenses incurred by the Fund;

6. Information provided by FRIMCo as to the profits that FRIMCo derives from its mutual fund operations generally and from each Fund; and

7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Funds.

On the basis of the information received, the Board, in respect of each Fund, found the advisory fees charged and costs and expenses incurred by FRIMCo to be fair and reasonable; after giving effect to waivers and/or reimbursements; and considering the composition of the Comparable Funds, the relative performance and expense ratio of the Fund were comparable to those of peer funds; FRIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and FRIMCo's profitability with respect to the Fund was reasonable in light of the nature, scope and quality of the services provided by FRIMCo.

The Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on December 6, 2004 that the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by FRIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager of managers structure employed by most Funds relevant to the Board's deliberations, and took into consideration the Funds' rising costs of compliance with applicable laws, rules and regulations.

The Trustees considered that fees payable to FRIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. FRIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of such Fund selected by its shareholders in purchasing their shares.

With respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from FRIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; FRIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and Funds, FRIMCo or FRIMCo's affiliates; and FRIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. FRIMCo recommended that each Money Manager be retained at its current fee rate. FRIMCo advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the investment advisory agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with FRIMCo; FRIMCo is aware of the fees charged by Money Managers to other clients; and FRIMCo believes that the fees agreed upon with Money Managers are

                        Basis for Approval of Investment Advisory Contracts  235

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted FRIMCo's explanation in light of the Board's findings as to the fairness and reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager's fee is paid by FRIMCo.

Based substantially upon FRIMCo's recommendations together with the information received from FRIMCo in support of its recommendations, the Board concluded that the fees paid to the Money Managers of each Fund were fair and reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the interests of shareholders.

In their deliberations, the Trustees did not identify any particular information as to the investment advisory agreement with FRIMCo or, other than FRIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

At a meeting held on March 24, 2005, the Trustees received proposals from FRIMCo to effect certain Money Manager changes for the International Fund; and at a meeting held on May 17, 2005 received proposals from FRIMCo to effect certain Money Manager changes for the Equity II and Select Growth Funds. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management agreements with the successor Money Manager(s) based substantially upon FRIMCo's recommendation; its explanation as to the lack of relevance of profitability to the evaluation of portfolio management agreements with Money Managers; and its belief that the proposed investment advisory fees for the successor Money Manager(s) would be fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the February 23, 2005 meeting as to the fairness and reasonableness of the aggregate investment advisory fees paid by each affected Fund, and the fact that the aggregate investment advisory fees paid by such Fund would not increase as a result of the implementation of any proposed Money Manager change because each Money Manager's investment advisory fee is paid by FRIMCo.

At a meeting held on May 17, 2005, the Trustees received a proposal from FRIMCo to manage directly approximately 5% of the assets of the Equity I Fund (a "Participating Fund") utilizing a "select holdings strategy" pursuant to the terms of the Advisory Agreement between the Fund and FRIMCo; at a meeting held on August 23, 2005, the Trustees received a proposal from FRIMCo to manage directly approximately 5% of the assets of the Equity Q Fund (also a "Participating Fund") utilizing the same select holdings strategy; and at a meeting held on November 15, 2005, the Trustees received a proposal from FRIMCo to increase the percentage of each Participating Fund's assets that may be managed by FRIMCo utilizing the select holdings strategy to 10%, the actual allocation to be determined by each Participating Fund's portfolio manager. Under this strategy, FRIMCo analyzes the stocks purchased for a Participating Fund by each of the Fund's Money Managers to identify particular stocks that are concurrently overweighted by two or more of the Money Managers. FRIMCo uses a proprietary model to rank these stocks. Based on this ranking, FRIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund's exposure to stocks that are collectively viewed as attractive by multiple Money Managers to the Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund's holdings. The Trustees received and considered information from FRIMCo regarding the potential enhancements to the Participating Fund's performance based upon FRIMCo's limited experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that FRIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by FRIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, considered FRIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by FRIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy; and its findings at the meeting held on February 23, 2005 that the aggregate fees payable by the Participating Fund are fair and reasonable. Based upon the Agreement Renewal Information received from FRIMCo at the meeting held on February 23, 2005 and information concerning implementation of the select holdings strategy received from FRIMCo at the meetings held on February 23, 2005, May 17, 2005, August 23, 2005 and November 15, 2005 the Board in the case of the Participating Funds accepted FRIMCo's select holdings strategy proposals, concluding in doing so that the investment advisory fees paid to FRIMCo by such Fund under its advisory agreement with FRIMCo continue to be fair and reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by FRIMCo.

 236  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to our Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available
(i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to FRIMCo, as FRIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

                            Shareholder Requests for Additional Information  237

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Lynn L. Anderson,   Trustee since     Appointed until  - Vice Chairman, FRC                  39         - Trustee, The
  Born April 22,      1987              successor is     - Trustee, FRIC and RIF                            SSgA Funds
  1939                                  duly elected     - Until 2005, Chairman of the                      (investment
                                        and qualified      Board, FRIC and RIF                              company)
  909 A Street                                           - CEO, Russell Fund
  Tacoma, Washington                                       Distributors, Inc.
  98402-1616                                               (broker-dealer "RFD"))
                                                         - President and Chairman of
                                                           the Board, SSgA Funds
                                                           (investment company)
                                                         - Chairman of the Board, FRTC
                                                         - Until July 2004, Director,
                                                           Frank Russell Investments
                                                           (Ireland) Limited (Irish
                                                           limited company) and Frank
                                                           Russell Investments (Cayman)
                                                           Ltd. (manager of variable
                                                           capital investment
                                                           companies)
                                                         - Until October 2002,
                                                           President and CEO, FRIC and
                                                           RIF
                                                         - Until January 2005, Chairman
                                                           of the Board, RFD and FRIMCo
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified    - Trustee, FRIC and RIF
                                                         - Director, FRTC; Frank
  909 A Street                                             Russell Investments (Suisse)
  Tacoma, Washington                                       S.A. (global investment
  98402-1616                                               services); Frank Russell
                                                           Company Limited (consultant
                                                           to institutional investors
                                                           in Europe and the UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Frank
                                                           Russell Investments
                                                           (Delaware), Inc. (general
                                                           partner in various limited
                                                           partnerships ("FRIDI"))
----------------------------------------------------------------------------------------------------------------------------



* Each of Messrs. Anderson and Phillips is also an officer and/or director of one or more an affiliates of FRIC and RIF and is therefore an interested trustee.

 238  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                                        and qualified      consulting)
 909 A Street                                            - February 2002 to June 2005,
 Tacoma, Washington                                        Lead Trustee, FRIC and RIF
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company);
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy,  Trustee since     Appointed until  - June 2004 to present, Senior        39         - Director,
 Born June 6, 1946    2003              successor is       Vice President and Chief                         Gold Banc
                                        duly elected       Financial Officer, Waddell &                     Corporation,
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.                             Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine,       Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee since     Appointed until  - Retired since 1995                  39         None
 Born October 6,      1984              successor is
 1930                                   duly elected
                      Chairman of the   and qualified
 909 A Street         Nominating and
 Tacoma, Washington   Governance        Appointed until
 98402-1616           Committee since   successor is
                      2005              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  239

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.,       2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - February 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                                        and qualified      Value Fund
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 240  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             FRIMCo
  Tacoma, Washington                                     - Chairman Emeritus, FRIC and
  98402-1616                                               RIF; Frank Russell
                                                           Securities, Inc.
                                                           (broker-dealer and
                                                           investment adviser ("FRS"));
                                                           Russell 20-20 Association
                                                           (non-profit corporation);
                                                           and Frank Russell Trust
                                                           Company (non-depository
                                                           trust company ("FRTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

                             Disclosure of Information about Fund Directors  241

FRANK RUSSELL INVESTMENT COMPANY
INSTITUTIONAL FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers,                Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born December 16, 1966         Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2005              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington 98402-1616                                       Policy
                                                                   - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, FRIMCo
                                Officer since     qualified by     - Chairman of the Board and President, RFD and Russell
 909 A Street                   2004              Trustees           Insurance Agency, Inc. (insurance agency ("RIA"))
 Tacoma, Washington 98402-1616                                     - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer and Chief Accounting Officer, FRIC and RIF
 Born November 26, 1963         Chief Accounting  is chosen and    - Director, Funds Administration, FRIMCo, FRTC and RFD
                                Officer since     qualified by     - Treasurer and Principal Accounting Officer, SSgA
 909 A Street                   1998              Trustees           Funds
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, FRIC, RIF, FRC, FRTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, FRIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, FRIC and
 909 A Street                                                        RIF
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - General Counsel and Managing Director of Law and
 Born October 8, 1941           General Counsel   by Trustees        Government Affairs, Secretary, FRC
                                since 1994
 909 A Street
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 242  Disclosure of Information about Fund Directors

INSTITUTIONAL FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Lynn L. Anderson
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Lee C. Gingrich
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer (effective May 17, 2005) Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISER, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800)787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2005

Equity I Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 Ark Asset Management Co., Inc., New York, NY
 Institutional Capital Corporation, Chicago, IL
 Marsico Capital Management, LLC, Denver, CO
 MFS Institutional Advisors, Inc., Boston, MA
 Montag & Caldwell, Inc., Atlanta, GA
 Schneider Capital Management Corporation, Wayne, PA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Equity II Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Delphi Management, Inc., Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Gould Investment Partners LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Nicholas-Applegate Capital Management LLC, San Diego, CA
 TimesSquare Capital Management LLC, New York, NY
 Tygh Capital Management, Inc., Portland, OR

Equity Q Fund
 Aronson + Johnson + Ortiz, LP, Philadelphia, PA
 Franklin Portfolio Associates LLC, Boston, MA
 Goldman Sachs Asset Management, L.P., New York, NY
 Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 AQR Capital Management, LLC, Greenwich, CT
 Axiom International Investors LLC, Greenwich, CT
 Fidelity Management & Research Company, Boston, MA
 Marvin & Palmer Associates, Inc., Wilmington, DE
 MFS Institutional Advisors, Inc., Boston, MA
 Mondrian Investment Partners Limited, London, England
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund
 Alliance Capital Management L.P., through its Bernstein Investment Research and
   Management Unit, New York, NY
 Arrowstreet Capital, Limited Partnership, Cambridge, MA
 Genesis Asset Managers, LLP, Guernsey, Channel Islands
 T. Rowe Price International, Inc., Baltimore, MD
 Wells Capital Management Inc., San Francisco, CA

                              Manager, Money Managers and Service Providers  243

INSTITUTIONAL FUNDS

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate division,
   Dallas, TX

Short Duration Bond Fund
 Merganser Capital Management L.P., Boston, MA
 Pacific Investment Management Company LLC, Newport Beach, CA
 STW Fixed Income Management, Carpinteria, CA

Fixed Income I Fund
 Bear Stearns Asset Management Inc., New York, NY
 Lehman Brothers Asset Management LLC, Chicago, IL
 Pacific Investment Management Company LLC, Newport Beach, CA
 Western Asset Management Company, Pasadena, CA

Fixed Income III Fund
 Bear Stearns Asset Management Inc., New York, NY
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Morgan Stanley Investment Management Inc., West Conshohocken, PA
 Pacific Investment Management Company LLC, Newport Beach, CA

Select Growth Fund
 Ark Asset Management Co., Inc., New York, NY
 CapitalWorks Investment Partners, LLC, San Diego, CA
 Delaware Management Company, a series of Delaware Management Business Trust,
   Philadelphia, PA
 Fuller & Thaler Asset Management, Inc., San Mateo, CA
 Turner Investment Partners, Inc., Berwyn, PA

Select Value Fund
 DePrince, Race & Zollo, Inc., Orlando, FL
 Iridian Asset Management LLC, Westport, CT
 MFS Institutional Advisors, Inc., Boston, MA
 Netols Asset Management, Inc., Mequon, WI

 Systematic Financial Management, L.P., Teaneck, NJ

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

 244  Manager, Money Managers and Service Providers

                      (This page intentionally left blank)

(RUSSELL LOGO)

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402
800-787-7354
Fax: 253-591-3495

www.russell.com                                              36-08-020 (1 10/05)

RUSSELL FUNDS

2005 ANNUAL REPORT

CLASS A AND B SHARES:

RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND



OCTOBER 31, 2005





                                                                  (RUSSELL LOGO)

Frank Russell Investment Company

Frank Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                        Frank Russell Investment Company

                 Russell Multi-Manager Principal Protected Fund

                                 Annual Report

                                October 31, 2005

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Portfolio Management Discussion......................................         6

Shareholder Expense Example..........................................         8

Schedule of Investments..............................................         9

Notes to Schedule of Investments.....................................        12

Statement of Assets and Liabilities..................................        13

Statement of Operations..............................................        14

Statement of Changes in Net Assets...................................        15

Financial Highlights - Class A.......................................        16

Financial Highlights - Class B.......................................        17

Notes to Financial Statements........................................        18

Report of Independent Registered Public Accounting Firm..............        26

Tax Information......................................................        27

Basis for Approval of Investment Advisory Contracts..................        28

Shareholder Requests for Additional Information......................        31

Disclosure of Information about Fund Directors.......................        32

Manager, Money Managers and Service Providers........................        37

Copyright (c) Frank Russell Company 2005. All rights reserved.


The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Indexes are unmanaged and cannot be invested in directly.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

TO OUR CLIENTS



Thank you for selecting Russell to help provide for your financial security. As you read Frank Russell Investment Company's 2005 Annual Report, we ask that you take this opportunity to review the value Russell's investment approach provides.

Today, as well as tomorrow, our approach remains consistent. We continue to maintain our long-term focus, strategic diversification, active management, and goal-oriented planning.

In 2006, and beyond, our commitment to you remains the same. Our mutual funds offer the Russell approach to investors of all types. Our purpose is to be one of the reasons that you and your family view the future with confidence.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

FRANK RUSSELL INVESTMENT COMPANY

MARKET SUMMARY AS OF OCTOBER 31, 2005

U.S. EQUITY MARKETS

Though the 2004 presidential election provided a boost to the markets at the start of the fiscal year, stocks made little headway in the first half of the fiscal year as concerns of high oil prices and rising interest rates offset generally strong economic and corporate earnings data. But despite even higher energy costs, rising inflationary pressures, further interest rate hikes by the Federal Reserve, the economic disruptions of hurricanes Rita and Katrina and a sharp fall-off in consumer confidence, stocks were surprisingly resilient in the second half of the fiscal year. For the fiscal year ending October 31, 2005, the Russell 3000(R) Index gained 10.55%.

Sector leadership in the first half of the fiscal year was dominated by energy and utilities. As in the previous year, energy stocks dominated the market due to strong global demand for energy. Towards the end of the fiscal year, hurricanes Katrina and Rita provided another boost to energy sectors as damage to the natural gas and petroleum refining and distribution infrastructure caused further spikes in energy prices. Despite a subsequent decline in oil prices and a sharp sell-off in energy stocks in October, the integrated oil and other energy sectors strongly led the U.S. equity market in the fiscal year. Other sectors also performed well in the second half, including technology and healthcare. As a result, the market environment for active management improved in the second half of the fiscal year as the rally in equities broadened beyond the energy and utilities sectors.

While lagging far behind energy stocks, consumer staples stocks also outperformed in the fiscal year due to their defensive, stable growth qualities. Biotechnology and non-pharmaceutical healthcare stocks also fared well. In contrast, materials and consumer discretionary stocks lost favor with investors. Though the housing market remained strong, providing support for consumer spending, real estate prices appeared to ease towards the end of the fiscal year as higher energy and mortgage financing costs weakened consumer confidence. Retail and housing-related stocks fell to end the fiscal year among the worst performers. Despite rebounding in the second half of the year, technology stocks also lagged in the fiscal year as rising competitive pressures and generally lackluster earnings outlooks held back large capitalization technology stocks.

Small capitalization companies outperformed large capitalization companies, as measured by the 12.08% return of the Russell 2000(R) Index versus 10.47% for the Russell 1000(R) Index for the fiscal year ended October 31, 2005. Though their lead narrowed over the 12 months, small capitalization companies have outperformed large capitalization companies for the last seven years. Small capitalization companies continued to benefit from narrow credit spreads (which allow companies to borrow money at more favorable rates). They also benefited from strong performance of stocks in the energy, healthcare and utilities sectors and the improving performance of technology-related companies. Companies of higher financial quality continued to underperform the broader market as represented by the Russell 3000(R) Index, while higher beta and lower dividend yield companies on the whole outperformed the broader market.

 4  Market Summary

FRANK RUSSELL INVESTMENT COMPANY

Style continued to play an important role in equity returns. Value stocks outperformed growth stocks, though the margin of outperformance was smaller than in recent years. The Russell 1000(R) Value Index returned 11.86% for the fiscal year, compared with 8.81% for the Russell 1000(R) Growth Index. Investors' continued preference for energy-related and utility stocks over technology stocks, strongly favored value stocks in the first half of the fiscal year. But growth stocks performed better in the second half of the fiscal year due to rebounds by technology and biotechnology and health care service-related stocks.

The fiscal year ending October 31, 2005 was relatively difficult for active managers given the outstanding performance of the energy sectors, which many active managers were underweight. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 2.14% while the Lipper Large Cap Value Funds Average underperformed the Russell 1000(R) Value Index by 2.18%. Active management fared better in the growth segment where the Lipper Large Cap Growth Funds Average beat the Russell 1000(R) Growth Index by 1.28%. The environment for active small capitalization investing was also more favorable: the Lipper Small-Cap Core Funds Average beat the Russell 2000(R) Index by 1.16%.

Note: Lipper returns are net of fees while the index returns are gross of fees

U.S. FIXED INCOME MARKETS

Interest rates, particularly in shorter-term maturities, took their cue from Federal Reserve policy. The Federal Reserve raised its target for the fed funds rate (the interest rate at which depository institutions lend money at the Federal Reserve to other depository institutions overnight) from 1.75% in the fall of 2004 to 3.75% by the end of October 2005. The Fed's eight interest rate hikes in the fiscal year represented an attempt to move back to a more neutral monetary policy to counter rising inflationary pressures as the fiscal year progressed. Although shorter maturity interest rates tended to move up in a straight line, intermediate and long term rates were volatile as investors grappled with slowing economic growth, moderate employment growth, rising commodity prices and natural disasters. Worries about inflation caused bond markets to gyrate up and down, with the ten-year note moving from a high of over 4.6% in March to a low of under 3.9% in June. For the fiscal year, ten-year rates rose, starting at 4.0% and moving up to end the period at 4.55%. With interest rates rising, investment grade bonds were little changed. For example, the Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned just 1.13% for the fiscal year ending October 31, 2005.

Among sectors, the riskier areas continued to post strong performance. As in the two prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from low default levels, healthy economic growth and low interest rates. Emerging market debt performed well due to commodity price increases and better fiscal and monetary governance among a number of developing countries. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 4.08% over the year compared to 0.88% for the Lehman US Treasury Index. Investment grade corporate bonds also benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman US Credit Index returned 0.65%. Despite increased regulatory scrutiny of the mortgage market, mortgage securities also continued to do well, slightly outperforming equivalent duration Treasuries. The Lehman MBS Fixed Rate Index returned 1.75%. As the fiscal year ended, the yield spreads between corporates and mortgages relative to Treasuries continued to be narrow, reflecting a healthy economy where corporations remained conservative in their use of debt. The narrow spread also reflected a large market demand for yield, as coupons across the globe remained very low.

                                                               Market Summary  5

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
(GRAPHIC)

                                                 MULTI-MANAGER PRINCIPAL                                LEHMAN BROTHERS 3-5 YEAR
                                                   PROTECTED - CLASS A        RUSSELL 1000(R) INDEX          TREASURY INDEX
                                                 -----------------------      ---------------------     ------------------------
Inception*                                               9497.00                    10000.00                    10000.00
2003                                                     9804.00                    12132.00                    10229.00
2004                                                    10059.00                    13264.00                    10605.00
2005                                                    10091.00                    14653.00                    10515.00

Multi-Manager Principal Protected Fund - Class A#
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/05                        RETURN
---------------------    --------------------------------
1 Year                                 0.31%
Inception*                             0.33%

Multi-Manager Principal Protected Fund - Class B
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/05                        RETURN
---------------------    --------------------------------
1 Year                                 (0.47)%
Inception*                              0.00%

Russell 1000()(R) Index ++
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/05                        RETURN
---------------------    --------------------------------
1 Year                                10.47%
Inception*                            16.37%

Lehman Brothers 3-5 Year Treasury Index ++++
----------------------------------------------------------


    PERIODS ENDED                     TOTAL
      10/31/05                        RETURN
---------------------    --------------------------------
1 Year                                (0.85)%
Inception*                             5.15%

 6  Portfolio Management Discussion

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

PORTFOLIO MANAGEMENT DISCUSSION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks some capital growth, while seeking to preserve principal.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005?

For the fiscal year ended October 31, 2005, the Russell Multi-Manager Principal Protected Fund Class A and Class B Shares returned 0.31% and (0.47)%, respectively. This compared to the Russell 1000(R) Index, which gained 10.47%, and the Lehman 3-5 Year Government Treasury Index, which returned (0.85)% during the same period. The Fund's performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

With more than two-thirds of the Fund's assets allocated to fixed income, the overall performance of the Fund was dampened in the fiscal year despite generally strong equity returns. Due to rising interest rates, the Fund's fixed income exposure produced a negative return, as capital losses offset interest income from holdings. Over the period, however, the Fund's fixed income portion outperformed the benchmark due to its shorter average maturity portfolio relative to the index. As the Fund gets closer to its "guarantee maturity date," the fixed income portion will continue to be shorter in maturity relative to the constant three- to five-year maturity index.

In the equity market, oil and natural gas-related stocks led the U.S. stock market upward during the fiscal year. The Fund's equity segment had a slightly above-benchmark allocation to energy stocks, and this contributed to the equity segment's excess return relative to its Russell 1000 Index benchmark. This positive impact was offset by the equity segment's large capitalization character. Medium and smaller capitalization stocks performed better than large capitalization stocks in the fiscal year.

WHAT WERE THE PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The primary determinant of performance in the fixed income portion of the Fund was rising interest rates, leading to falling prices on bond holdings. As noted, the weighting toward shorter maturities boosted performance of the fixed income segment relative to its benchmark.

In the equity segment, oil and other energy-related stocks boosted performance; however, these gains were partially offset by poor industry selection within the consumer discretionary sector, where entertainment and newspaper stocks performed poorly. In addition, pharmaceutical stocks within the health care sector also detracted from returns.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The Fund's fixed income money manager, Lehman Brothers Asset Management, LLC, maintained its exposure to the bond market throughout the period, but as bonds aged, the average maturity of the portfolio declined to 2.2 years at the end of the fiscal year.

In the equity segment, MFS Institutional Advisors, Inc. was in the Fund for 10 months of the fiscal year. MFS's strategy included above-benchmark exposure to the integrated oils and other energy sectors. This helped MFS outperform the benchmark for 10 months ending August 31, 2005. Kayne Anderson Rudnick Investment Management, LLC was in the Fund for the final two months of the fiscal year, and its strategy emphasized companies with low financial leverage and low economic sensitivity. This helped Kayne's portfolio to exceed the benchmark during its brief tenure in the Fund. In contrast, Lord, Abbett & Co., LLC's emphasis on large capitalization stocks, particularly in the materials and health care sectors, caused its performance to fall short of the benchmark for the fiscal year.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In the equity segment of the Fund, MFS was terminated and replaced by Kayne at the end of August 2005.

Money Managers as of                                                 Styles
October 31, 2005


Kayne Anderson Rudnick Investment
   Management, LLC                         Market-Oriented
Lehman Brothers Asset Management, LLC      Duration-Matched
Lord, Abbett & Co., LLC                    Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Frank Russell Investment Management Company (FRIMCo), or any other person in FRIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and FRIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Frank Russell Investment Company (FRIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any FRIC Fund.
                              --------------------

* The Fund commenced operations on January 21, 2003. Index comparison began January 21, 2003. Class A returns reflect the deduction of 5.00% sales charge.
# The inception total return reflects the deduction of 5.00% sales charge for Class A and reflects a 4.00% deferred sales charge for Class B. Neither of these sales charges were deducted from the total returns for the one year period since no shares were sold during this period.
++ The Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
++++ The Lehman 3-5 Year Government Treasury Index contains US Treasury securities with a maturity from 3 up to (but not including) 5 years.
Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                              Portfolio Management Discussion  7

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SHAREHOLDER EXPENSE EXAMPLE -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING THE FUND'S EXPENSE EXAMPLE. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR THE FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS A                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       957.80      $     1,014.62
Expenses Paid During
Period*                       $        10.36      $        10.66

* Expenses are equal to the Fund's annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
CLASS B                        PERFORMANCE      BEFORE EXPENSES)
-------                       --------------    ----------------
Beginning Account Value
May 1, 2005                   $     1,000.00      $     1,000.00
Ending Account Value
October 31, 2005              $       952.90      $     1,010.84
Expenses Paid During
Period*                       $        14.03      $        14.44

* Expenses are equal to the Fund's annualized expense ratio of 2.85% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 8  Shareholder Expense Example

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 30.6%
Auto and Transportation - 0.8%
Harley-Davidson, Inc.                                   4,255             211
Union Pacific Corp.                                     1,213              84
United Parcel Service, Inc. Class B                     2,516             183
                                                                 ------------
                                                                          478
                                                                 ------------
Consumer Discretionary - 3.4%
Cintas Corp.                                            5,034             204
Costco Wholesale Corp.                                  4,873             236
Expedia, Inc. (AE)                                        782              15
Gannett Co., Inc.                                       3,658             229
Home Depot, Inc.                                        6,723             276
InterActiveCorp (AE)                                      782              20
Kimberly-Clark Corp.                                    2,135             121
Leggett & Platt, Inc.                                   8,450             169
RadioShack Corp.                                        1,130              25
Tribune Co.                                             2,890              91
Wal-Mart Stores, Inc.                                   9,920             469
Walt Disney Co.                                         3,274              80
Waste Management, Inc.                                  2,018              60
                                                                 ------------
                                                                        1,995
                                                                 ------------

Consumer Staples - 3.9%
Anheuser-Busch Cos., Inc.                               3,406             141
Campbell Soup Co.                                       4,249             124
Clorox Co.                                              1,405              76
Coca-Cola Co. (The)                                     8,608             368
CVS Corp.                                               2,905              71
Diageo PLC - ADR                                        1,023              61
General Mills, Inc.                                       466              22
HJ Heinz Co.                                            1,968              70
Kraft Foods, Inc. Class A                               5,130             145
Kroger Co. (The) (AE)                                   4,799              95
PepsiCo, Inc.                                           5,977             353
Procter & Gamble Co.                                   10,771             603
Sysco Corp.                                             4,535             145
                                                                 ------------
                                                                        2,274
                                                                 ------------

Financial Services - 6.8%
ACE, Ltd.                                               1,018              53
Aflac, Inc.                                             6,241             298
American International Group, Inc.                      6,963             451
Automatic Data Processing, Inc.                         8,149             380
Bank of America Corp.                                   8,636             378
Bank of New York Co., Inc. (The)                        5,223             163
Citigroup, Inc.                                        10,642             487
Hartford Financial Services Group, Inc.                 1,317             105
JPMorgan Chase & Co.                                    3,704             136
Marshall & Ilsley Corp.                                 1,339              58
Morgan Stanley                                          2,978             162
Paychex, Inc.                                           5,003             194

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
PNC Financial Services Group, Inc.                      1,342              81
State Street Corp.                                      4,414             244
Synovus Financial Corp.                                 5,740             158
US Bancorp                                              5,611             166
Wachovia Corp.                                            644              33
Wells Fargo & Co.                                       6,966             419
                                                                 ------------
                                                                        3,966
                                                                 ------------

Health Care - 4.4%
Baxter International, Inc.                              4,123             157
Biogen Idec, Inc. (AE)                                    471              19
Bristol-Myers Squibb Co.                                2,322              49
Eli Lilly & Co.                                         3,830             191
GlaxoSmithKline PLC - ADR                               1,841              96
Guidant Corp.                                             207              13
Johnson & Johnson                                       8,726             546
Medimmune, Inc. (AE)                                    3,182             111
Medtronic, Inc.                                         5,719             324
Merck & Co., Inc.                                       2,274              64
Novartis AG - ADR                                       2,893             156
Pfizer, Inc.                                           26,452             575
Schering-Plough Corp.                                   3,276              67
Teva Pharmaceutical Industries, Ltd. - ADR              1,145              44
Wyeth                                                   4,309             192
                                                                 ------------
                                                                        2,604
                                                                 ------------

Integrated Oils - 1.2%
Chevron Corp.                                           1,115              64
Exxon Mobil Corp.                                      11,656             654
                                                                 ------------
                                                                          718
                                                                 ------------

Materials and Processing - 1.5%
Barrick Gold Corp.                                      2,113              53
EI Du Pont de Nemours & Co.                             6,808             284
Fluor Corp.                                             1,365              87
International Paper Co.                                 5,152             150
Monsanto Co.                                            1,174              74
Newmont Mining Corp.                                    3,372             144
Praxair, Inc.                                           1,707              84
                                                                 ------------
                                                                          876
                                                                 ------------

Miscellaneous - 1.6%
3M Co.                                                  2,900             221
Eaton Corp.                                               524              31

                                                      Schedule of Investments  9

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
General Electric Co.                                   18,167             616
Honeywell International, Inc.                           2,027              69
                                                                 ------------
                                                                          937
                                                                 ------------
Other Energy - 0.4%
Baker Hughes, Inc.                                      1,551              85
El Paso Corp.                                           2,567              31
Schlumberger, Ltd.                                      1,202             109
                                                                 ------------
                                                                          225
                                                                 ------------

Producer Durables - 1.7%
Boeing Co.                                                247              16
Caterpillar, Inc.                                         860              45
Deere & Co.                                             1,890             115
Diebold, Inc.                                           4,400             159
Emerson Electric Co.                                    4,520             315
Illinois Tool Works, Inc.                               1,747             148
Pall Corp.                                              1,789              47
Parker Hannifin Corp.                                   2,030             127
                                                                 ------------
                                                                          972
                                                                 ------------

Technology - 3.4%
Electronic Data Systems Corp.                           2,056              48
EMC Corp. (AE)                                          1,144              16
General Dynamics Corp.                                    781              91
Hewlett-Packard Co.                                     4,220             118
Intel Corp.                                            15,361             361
International Business Machines Corp.                   3,949             323
Linear Technology Corp.                                 7,700             256
Microsoft Corp.                                        20,794             535
Motorola, Inc.                                          7,003             155
Raytheon Co.                                            2,171              80
                                                                 ------------
                                                                        1,983
                                                                 ------------
Utilities - 1.5%
Ameren Corp.                                            1,080              57
BellSouth Corp.                                         3,057              79
Comcast Corp. Special Class A (AE)                      2,773              76
SBC Communications, Inc.                               17,380             414

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Southern Co. (The)                                        988              35
Sprint Nextel Corp.                                     3,478              81
Verizon Communications, Inc.                            3,862             122
                                                                 ------------
                                                                          864
                                                                 ------------

TOTAL COMMON STOCKS
(cost $16,682)                                                         17,892
                                                                 ------------

LONG-TERM DEBT OBLIGATIONS - 61.9%
United States Government Treasuries - 61.9%
United States Treasury
   Principal Only STRIP
   Zero coupon due 02/15/08                            32,295          29,242
   Zero coupon due 05/15/08                             7,690           6,886
                                                                 ------------

TOTAL LONG-TERM DEBT OBLIGATIONS
(cost $36,538)                                                         36,128
                                                                 ------------

SHORT-TERM INVESTMENTS - 7.5%
Frank Russell Investment Company Money Market
   Fund                                               215,000             215
Frank Russell Investment Company US Government
   Money Market Fund                                3,801,000           3,801
United States Treasury Bills (c)(z)(sec.)
   3.363% due 12/08/05                                    380             379
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $4,395)                                                           4,395
                                                                 ------------

TOTAL INVESTMENTS - 100.0%
(identified cost $57,615)                                              58,415

OTHER ASSETS AND LIABILITIES,
NET - (0.0%)                                                               (6)
                                                                 ------------

NET ASSETS - 100.0%                                                    58,409
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 10  Schedule of Investments

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- OCTOBER 31, 2005

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
S&P 500 E-Mini Index
   expiration date 12/05 (10)                                 605                  2

United States Treasury 2 Year Notes
   expiration date 12/05 (13)                               2,668                (13)

United States Treasury 5 Year Notes
   expiration date 12/05 (6)                                  635                 (7)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        (18)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- OCTOBER 31, 2005 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       0.8
Consumer Discretionary                                        3.4
Consumer Staples                                              3.9
Financial Services                                            6.8
Health Care                                                   4.4
Integrated Oils                                               1.2
Materials and Processing                                      1.5
Miscellaneous                                                 1.6
Other Energy                                                  0.4
Producer Durables                                             1.7
Technology                                                    3.4
Utilities                                                     1.5
Long-Term Debt Obligations                                   61.9
Short-Term Investments                                        7.5
                                                  ---------------
Total Investments                                           100.0
Other Assets and Liabilities, Net                              --*
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                              --*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                     Schedule of Investments  11

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Nonincome-producing security.
(o)   Real Estate Investment Trust (REIT).
(sec.)All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) or options written by the Fund.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(c)   At amortized cost, which approximates market.

ABBREVIATIONS:

ADR - American Depositary Receipt
ADS - American Depositary Share
CMO - Collateralized Mortgage Obligation
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities

 12  Notes to Schedule of Investments

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

Amounts in thousands
--------------------------------------------------------------------------------

ASSETS
Investments at market (identified cost $57,615).....................................    $               58,415
Cash................................................................................                       107
Receivables:
   Dividends and interest...........................................................                        17
   Dividends from affiliated money market funds.....................................                         9
   Investments sold.................................................................                        33
   From custodian...................................................................                         6
   From adviser.....................................................................                        19
   Daily variation margin on futures contracts......................................                         2
Prepaid expenses....................................................................                         2
                                                                                        ----------------------

Total assets........................................................................                    58,610
                                                                                        ----------------------

LIABILITIES
Payables:
      Investments purchased.................................    $                 23
      Fund shares redeemed..................................                      13
      Accrued fees to affiliates............................                     101
      Other accrued expenses................................                      64
                                                                --------------------

Total liabilities...................................................................                       201
                                                                                        ----------------------

NET ASSETS..........................................................................    $               58,409
                                                                                        ======================

Net Assets Consist of:
Accumulated net realized gain (loss)................................................    $                1,788
Unrealized appreciation (depreciation) on:
   Investments......................................................................                       800
   Futures contracts................................................................                       (18)
Shares of beneficial interest.......................................................                        57
Additional paid-in capital..........................................................                    55,782
                                                                                        ----------------------

NET ASSETS..........................................................................    $               58,409
                                                                                        ======================

NET ASSET VALUE, per share:
   Class A ($1,883,393 divided by 180,568 shares of $.01 par value
      shares of beneficial interest outstanding)....................................    $                10.43
                                                                                        ======================
   Class B ($56,525,595 divided by 5,530,162 shares of $.01 par value
      shares of beneficial interest outstanding)....................................    $                10.22
                                                                                        ======================

  See accompanying notes which are an integral part of the financial statements.
                                         Statement of Assets and Liabilities  13

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

STATEMENT OF OPERATIONS -- FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

Amounts in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends........................................................................    $                  336
   Dividends from affiliated money market funds.....................................                        97
   Interest.........................................................................                     1,283
                                                                                        ----------------------
Total investment income.............................................................                     1,716

EXPENSES
   Advisory fees............................................    $                593
   Administrative fees......................................                      34
   Custodian fees...........................................                      96
   Distribution fees - Class B..............................                     489
   Transfer agent fees......................................                      99
   Professional fees........................................                      49
   Registration fees........................................                      32
   Shareholder servicing fees - Class A.....................                       5
   Shareholder servicing fees - Class B.....................                     163
   Trustees' fees...........................................                       2
   Insurance policy fees....................................                     506
   Printing fees............................................                       2
   Miscellaneous............................................                       9
                                                                --------------------

   Expenses before reductions...............................                   2,079
   Expense reductions.......................................                    (181)
                                                                --------------------

Net expenses........................................................................                     1,898
                                                                                        ----------------------

Net investment income (loss)........................................................                      (182)
                                                                                        ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments..............................................                   2,001
   Futures contracts........................................                     (99)                    1,902
                                                                --------------------
Net change in unrealized appreciation (depreciation) on:
   Investments..............................................                  (1,853)
   Futures contracts........................................                     (19)                   (1,872)
                                                                --------------------    ----------------------

Net realized and unrealized gain (loss).............................................                        30
                                                                                        ----------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............................    $                 (152)
                                                                                        ======================

See accompanying notes which are an integral part of the financial statements.

 14  Statement of Operations

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

STATEMENT OF CHANGES IN NET ASSETS -- FOR THE FISCAL YEARS ENDED OCTOBER 31,

AMOUNTS IN THOUSANDS                                                    2005                     2004
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss).............................    $               (182)   $                 (439)
   Net realized gain (loss).................................                   1,902                     1,019
   Net change in unrealized appreciation (depreciation).....                  (1,872)                      975
                                                                --------------------    ----------------------

Net increase (decrease) in net assets from operations.......                    (152)                    1,555
                                                                --------------------    ----------------------

DISTRIBUTIONS
   From net realized gain
      Class A...............................................                     (20)                      (29)
      Class B...............................................                    (579)                     (801)
                                                                --------------------    ----------------------

Net decrease in net assets from distributions...............                    (599)                     (830)
                                                                --------------------    ----------------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share
     transactions...........................................                 (17,376)                  (13,785)
                                                                --------------------    ----------------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS.................                 (18,127)                  (13,060)

NET ASSETS
   Beginning of period......................................                  76,536                    89,596
                                                                --------------------    ----------------------
   End of period............................................    $             58,409    $               76,536
                                                                ====================    ======================

  See accompanying notes which are an integral part of the financial statements.

                                          Statement of Changes in Net Assets  15

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

FINANCIAL HIGHLIGHTS - CLASS A

For a Share Outstanding Throughout each Period.

                                                                    FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                                ----------------------------------------------
                                                                    2005            2004            2003*
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $      10.48    $      10.31    $        10.00
                                                                ------------    ------------    --------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a).........................             .05             .02               .02
   Net realized and unrealized gain (loss)..................            (.02)            .17               .29
                                                                ------------    ------------    --------------
      Total income (loss) from operations...................             .03             .19               .31
                                                                ------------    ------------    --------------

DISTRIBUTIONS
   From net investment income (b)...........................              --              --                --
   From net realized gain...................................            (.08)           (.02)               --
                                                                ------------    ------------    --------------
      Total distributions...................................            (.08)           (.02)               --
                                                                ------------    ------------    --------------

NET ASSET VALUE, END OF PERIOD..............................    $      10.43    $      10.48    $        10.31
                                                                ============    ============    ==============

TOTAL RETURN (%) (c)(d).....................................             .31            2.61              3.17

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands).................           1,883           2,567             3,521

   Ratios to average net assets (%) (e):
      Operating expenses, net (f)...........................            2.09            2.10              2.02
      Operating expenses, gross.............................            2.36            2.34              2.24
      Net investment income (loss) (f)......................             .46             .19               .27
   Portfolio turnover rate (%) (c)..........................           78.54           81.15             38.14

* For the period January 21, 2003 (commencement of operations) to October 31, 2003.
(a)   Average month-end shares were used for this calculation.
(b)   Less than $.01 per share for the period ended October 31, 2003.
(c)   Periods less than one year are not annualized.
(d) Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(e)   The ratios for periods less than one year are annualized.
(f) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser and transfer agent.

See accompanying notes which are an integral part of the financial statements.

 16  Financial Highlights - Class A

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

FINANCIAL HIGHLIGHTS - CLASS B

For a Share Outstanding Throughout each Period.

                                                                    FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                                ----------------------------------------------
                                                                    2005            2004            2003*
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $      10.35    $      10.26    $        10.00
                                                                ------------    ------------    --------------

INCOME FROM OPERATIONS
   Net investment income (loss) (a).........................            (.03)           (.06)             (.04)
   Net realized and unrealized gain (loss)..................            (.02)            .17               .30
                                                                ------------    ------------    --------------
      Total income (loss) from operations...................            (.05)            .11               .26
                                                                ------------    ------------    --------------

DISTRIBUTIONS
   From net investment income (b)...........................              --              --                --
   From net realized gain...................................            (.08)           (.02)               --
                                                                ------------    ------------    --------------
      Total distributions...................................            (.08)           (.02)               --
                                                                ------------    ------------    --------------

NET ASSET VALUE, END OF PERIOD..............................    $      10.22    $      10.35    $        10.26
                                                                ============    ============    ==============

TOTAL RETURN (%) (c)(d).....................................            (.47)           1.83              2.60

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands).................          56,526          73,969            86,075

   Ratios to average net assets (%) (e):
      Operating expenses, net (f)...........................            2.84            2.85              2.79
      Operating expenses, gross.............................            3.11            3.09              3.01
      Net investment income (loss) (f)......................            (.29)           (.56)             (.49)
   Portfolio turnover rate (%) (c)..........................           78.54           81.15             38.14

* For the period January 21, 2003 (commencement of operations) to October 31, 2003.
(a)   Average month-end shares were used for this calculation.
(b)   Less than $.01 per share for the period ended October 31, 2003.
(c)   Periods less than one year are not annualized.
(d) Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(e)   The ratios for periods less than one year are annualized.
(f) May reflect amounts waived and/or reimbursed by FRIMCo as the investment adviser and transfer agent.

  See accompanying notes which are an integral part of the financial statements.
                                              Financial Highlights - Class B  17

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

--------------------------------------------------------------------------------
1. ORGANIZATION

   Frank Russell Investment Company (the "Investment Company" or "FRIC") is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on one of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company's master trust agreement permits the Board of Trustees ("the Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

   The Fund has an Offering Period, a Guarantee Period and a Post Guarantee Period. Shares of the Fund were offered during the Offering Period but are not offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. Shares of the Fund will be offered on a continuous basis during the Post Guarantee Period without the principal protection feature. During the Guarantee Period, the Fund seeks some capital growth, while seeking to preserve principal. As of October 31, 2005, the Fund's allocation to equity securities was approximately 30% and the Fund's allocation to fixed income securities was approximately 70% of total net assets. Provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder's investment as of the inception of the Guarantee Period less certain expenses. Certain expenses which are not covered by the Expense Limitation Agreement, such as litigation and other expenses not incurred in the ordinary course of the Fund's business, will reduce the Guarantee Amount. The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc., pursuant to a financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the Fund. The Fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy. If the value of a shareholder's account is less than the Guaranteed Amount on the Guarantee Maturity Date, the Fund will be unable to meet its obligations under the Guarantee. If the Fund is unable to meet its obligations under the Guarantee on the Guarantee Maturity Date, the insurance policy requires Ambac to pay the Fund an amount sufficient to ensure that all shareholders would be able to redeem their shares on the Guarantee Maturity Date for an amount equal to their respective Guaranteed Amounts on the Guarantee Maturity Date. During the Post Guarantee Period, which will commence immediately following the Guarantee Period, the Fund seeks long-term growth of capital through investments primarily in common stocks and other equity securities. The following table presents the time periods of the Fund's three phases:

Offering Period                               01/21/03 - 02/27/03
Guarantee Period                              03/03/03 - 03/03/08
Post Guarantee Period Commencement                       03/04/08

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   Security Valuation

   The Fund values portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations.

   Ordinarily, the Fund values each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

 18  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

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   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.

   - Short-term investments purchased by the Fund and maturing within 60 days of the date of purchase are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

   - The value of swap agreements is equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange in which the security is traded. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Fund's Board of Trustees believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset of its share to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Fund's net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund's net asset value. Investments in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage); a company event such as a material business development, dividend declaration, stock split or rights offering; a material disaster or an armed conflict.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment Income

   Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Fund.

                                               Notes to Financial Statements  19

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

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   Dividends and Distributions to Shareholders

   Income, dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends and capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investments for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in futures, wash sale deferrals, and certain securities sold at a loss.

   Expenses

   The Fund will pay its own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Adviser"). Most expenses can be directly attributed to the individual Fund. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Class Allocation

   The Fund presented herein offers the following classes of shares: Class A and Class B. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Class B Shares were purchased at net asset value without paying an initial sales charge. However, if a shareholder redeems his or her Class B Shares within five years of the purchase date, the shareholder will pay a deferred sales charge calculated as a percentage of NAV at time of purchase. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of Shares based upon the relative proportion of net assets of each class. Class B Shares, along with their pro rata reinvested dividend shares, automatically convert to Class A Shares eight years after purchase.

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

   The Fund typically uses derivatives in two ways: hedging and return enhancement. The Fund may use a hedging strategy for its cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist the Fund in meeting its investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Options

   The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market.

   When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

 20  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

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   If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates.

   Futures Contracts

   The Fund utilizes futures contracts to manage allocations between equity and fixed-income weightings. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to market risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

   Index Swap Agreements

   The Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund's investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

   Interest Rate Swap Agreements

   The Fund may enter into interest rate swap agreements, on either an asset-based or liability basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extend that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

                                               Notes to Financial Statements  21

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

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   Guarantees

   In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended October 31, 2005, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were $34,732,409 and $66,003,167, respectively. Purchases and sales of US Government and Agency obligations (excluding short-term instruments, options, futures and repurchase agreements) were $14,783,476 and $3,069,254, respectively. Under the Financial Guarantee Agreement with Ambac, the Fund has certain restrictions with respect to the type, weighting, and duration of securities for which it may enter into transactions.

4. RELATED PARTIES

   Adviser and Administrator

   FRIMCo advises and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to FRIMCo.

   The Fund is permitted to invest its cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Investment Company's Money Market Fund and US Government Money Market Fund (collectively the "Money Market Funds") (two of the Funds of the Investment Company not presented herein). As of October 31, 2005, $215,000 of the Money Market Fund's net assets represents investments by this Fund and $1,686,701,111 represents investment by other FRIC Funds not presented herein. As of October 31, 2005, $3,801,000 of the US Government Money Market Fund's net assets represents investment by this Fund.

   The advisory and administrative fees are based upon the average daily net assets of the Fund and the rate specified in the table below. The advisory and administrative fees are payable monthly and total $593,041 and $33,695, respectively, for the period ended October 31, 2005.

                                                    ANNUAL RATE
                                          -------------------------------
                                             ADVISER       ADMINISTRATOR
   ----------------------------------------------------------------------
   Guarantee Period                            0.88%            0.05%
   Post Guarantee Period                       0.88             0.05

   Pursuant to an expense limitation agreement (the "Expense Limitation Agreement") and subject to possible reimbursement to the investment adviser within three years, the adviser has contractually agreed to waive, during the Guarantee Period ending March 3, 2008, up to the full amount of its 0.93% combined advisory and administrative fees and to reimburse the Fund to the extent that expenses for Class A and Class B Shares exceed 2.10% and 2.85%, respectively, of average net assets on an annualized basis. Certain expenses that are not covered by the Expense Limitation Agreement, such as extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, will reduce the Guaranteed Amount. The total amount of the waiver for the period ended October 31, 2005 was $174,205.

   To the extent fees are waived by the Adviser, the Fund may reimburse the Adviser for any reductions in the Fund's expenses during the three years following the reduction if such reimbursement is requested by the Adviser, if such reimbursement can be achieved within the specified expense limitation and if the Board of Trustees approves the reimbursement as not inconsistent with the best interest of the Fund. For the periods ended October 31, 2005, October 31, 2004 and October 31, 2003, the Adviser has not recouped waivers of $174,205, $201,841 and $140,944, respectively.

   The Fund's expense ratio was less than its expense cap for the period ended October 31, 2005 due to a one-time expense reimbursement from the Adviser during the period. The Adviser reimbursed the Fund for amounts previously paid by the Fund

 22  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   to Russell/Mellon Analytical Services for analytical services received. The amount of the reimbursement for the period ended October 31, 2005 was $6,511.

   Custodian

   The Fund has entered into arrangements with its Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period ended October 31, 2005, the Fund's custodian fees were reduced $44 under these arrangements.

   Transfer Agent

   FRIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, FRIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. FRIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Fund reported herein for the period ended October 31, 2005 were $98,533.

   Distributor and Shareholder Servicing

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of FRIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class B Shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund's Class B Shares on an annual basis.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which the Fund may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class A or Class B Shares of the Fund. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund's Class A and Class B Shares on an annual basis.

   Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level on each of the Class A Shares and the Class B Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A and Class B Shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

   Accrued fees payable to affiliates as of October 31, 2005 were as follows:

                                             MULTI-MANAGER
                                          PRINCIPAL PROTECTED
   ----------------------------------------------------------
   Advisory fees                           $         44,857
   Administration fees                                2,546
   Distribution fees                                 36,985
   Shareholder servicing fees                        12,562
   Transfer agent fees                                3,422
   Trustee fees                                         155
                                           ----------------
                                           $        100,527
                                           ================

   Brokerage Commissions

   The Fund will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of correspondent brokers. FRS is an affiliate of FRIMCo. Trades placed through FRS and its correspondents are used to obtain either research services for FRIMCo, to assist it in its capacity as a manager of managers, to generate commission rebates to the Funds on whose behalf the trades were made or to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions. For purposes of trading to obtain research services for FRIMCo or to generate commission rebates to the Fund, the Fund's money managers are requested to and FRIMCo may, with respect to transactions it places, effect transactions with or through FRS or other brokers and its correspondents or other brokers only to the extent that the Fund will receive competitive execution, price and commissions. Research services provided to FRIMCo by

                                               Notes to Financial Statements  23

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

   FRS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be obtained from unaffiliated third parties at market rates. Research provided to FRIMCo will benefit the particular Funds generating the trading activity and may also benefit other Funds within FRIC and other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Fund will benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   FRS or other brokers may also rebate to the Fund a portion of commission earned on certain trading by the Fund through FRS and its correspondents in the form of commission recapture. Commission recapture is paid solely to the Fund generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once FRIMCo's research budget has been met. For the period ended October 31, 2005, there was no commission recapture for the Fund.

   FRS retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds. Trades through FRS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

   The amount retained by Frank Russell Securities, Inc. for the period ended October 31, 2005 was $631.

   Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

   Board of Trustees

   The Russell Fund Complex consists of Frank Russell Investment Company, which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee for both FRIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting or Nominating and Governance Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair was paid a fee of $6,000 per year. Prior to June 1, 2005, the Lead Trustee received compensation of $10,000 annually. Effective June 1, 2005, the position of Lead Trustee was eliminated and a new chairperson of the Board was elected with additional annual compensation of $52,000.

5. FEDERAL INCOME TAXES

   The Fund may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until its respective expiration dates, whichever occurs first. At October 31, 2005, the Fund had no capital loss carryforwards.

   At October 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

   Cost of Investments                         $     57,699,583
                                               ================
   Unrealized Appreciation                     $      1,532,840
   Unrealized Depreciation                             (817,710)
                                               ----------------
   Net Unrealized Appreciation (Depreciation)  $        715,130
                                               ================
   Undistributed Long-Term Capital Gains
      (Capital Loss Carryforward)              $      1,853,989
   Tax Composition of Distributions
   Long-Term Capital Gains                     $        599,341

 24  Notes to Financial Statements

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended October 31, 2005 and October 31, 2004 were as follows:

                                                                      SHARES                                DOLLARS
                                                        -----------------------------------   -----------------------------------
                                                              2005               2004               2005               2004
   RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND       ----------------   ----------------   ----------------   ----------------
      Class A
      Proceeds from shares sold                                       --                 --   $             --   $             --
      Proceeds from reinvestment of distributions                      2                  3                 19                 28
      Payments for shares redeemed                                   (66)               (99)              (693)            (1,028)
                                                        ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                        (64)               (96)              (674)            (1,000)
                                                        ----------------   ----------------   ----------------   ----------------
      Class B
      Proceeds from shares sold                                       --                 --                 --                 --
      Proceeds from reinvestment of distributions                     52                 73                552                753
      Payments for shares redeemed                                (1,672)            (1,312)           (17,254)           (13,538)
                                                        ----------------   ----------------   ----------------   ----------------
      Net increase (decrease)                                     (1,620)            (1,239)           (16,702)           (12,785)
                                                        ----------------   ----------------   ----------------   ----------------
      Total increase (decrease)                                   (1,684)            (1,335)  $        (17,376)  $        (13,785)
                                                        ================   ================   ================   ================

7. LINE OF CREDIT

   The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Investment Company's Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Fund may borrow up to a maximum of 33.33% of the value of its net assets under the agreement. The agreement will expire December 21, 2005 and is expected to be renewed at that time. The Fund did not have any drawdowns for the period ended October 31, 2005.

8. RECORD OWNERSHIP

   As of October 31, 2005, the Fund had no shareholders of record with greater than 10% of the total outstanding shares.

9. DIVIDENDS

   On December 15, 2005, the Board of Trustees of Frank Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 20, 2005 to shareholders on record December 16, 2005.

                                         NET INVESTMENT       SHORT-TERM         LONG-TERM
   FUNDS                                     INCOME         CAPITAL GAINS      CAPITAL GAINS
   -------------------------------------------------------------------------------------------
   Russell Multi-Manager Principal
     Protected - Class A                $             --   $             --   $         0.3358
   Russell Multi-Manager Principal
     Protected - Class B                              --                 --             0.3358

                                               Notes to Financial Statements  25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Frank Russell Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell Multi-Manager Principal Protected Fund (one of the portfolios constituting Frank Russell Investment Company, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewatehouseCoopers LLP

Seattle, Washington
December 20, 2005

 26  Report of Independent Registered Public Accounting Firm

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANGER PRINCIPAL PROTECTED FUND

TAX INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
For the year ended October 31, 2005, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as 100%.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $599,341 as long-term capital gain dividends for their taxable year ended October 31, 2005.

                                                             Tax Information  27

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with FRIMCo and the portfolio management contract (together, the "investment advisory agreements") with each Money Manager of the Fund at a meeting held on February 23, 2005. During the course of a year, the Trustees received a wide variety of materials regarding the investment performance of the Fund, sales and redemptions of the Fund's shares, and the management of the Fund by FRIMCo. In preparation for the annual review, the Board, with the advice and assistance of independent counsel, also received and considered (1) information and reports prepared by FRIMCo relating to the services provided by FRIMCo (and its affiliates) to the Fund, including information requested by the Trustees, and
(2) information received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and its operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by FRIMCo believed by the provider to be generally comparable in investment objectives and size to the Fund (collectively, the "Agreement Renewal Information").

Prior to voting, the Independent Trustees reviewed the proposed continuance of the investment advisory agreements with management and independent counsel and received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances. The Independent Trustees also reviewed the proposed continuance in a private session with independent counsel at which no representatives of FRIMCo or management were present. The discussion below reflects both of these reviews.

In evaluating the advisory agreement with FRIMCo and the portfolio management contracts with the Money Managers of the Fund, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy.

The Board considered that FRIMCo (rather than any Money Manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund have been allocated among multiple Money Managers.

FRIMCo is responsible for selecting Money Managers for the Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by FRIMCo in accordance with the Fund's investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with the Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, FRIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on FRIMCo's research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the Fund. The performance of individual Money Managers for the Fund may reflect the roles assigned to them by FRIMCo in the Fund's investment activities and any constraints placed by FRIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects in great part the performance of FRIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectus for the Fund emphasizes to investors FRIMCo's role as the principal investment manager for the Fund, rather than the investment selection role of the Fund's Money Managers, and describes the manner in which the Fund operates so that investors may take the information into account when deciding to purchase shares of the Fund.

 28  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

In addition to these general factors relating to the manager of managers structure of the Fund, the Trustees considered various specific factors on the basis of the Agreement Renewal Information in evaluating renewal of the advisory agreement with FRIMCo, including the following:

1. The nature, scope and quality of the services provided to the Fund by FRIMCo;

2. The advisory fee paid by the Fund to FRIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of the Fund;

3. Information provided by FRIMCo as to other fees and benefits received by FRIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by FRIMCo as to investment advisory fees paid by Comparable Funds;

5. Information provided by FRIMCo as to expenses incurred by the Fund;

6. Information provided by FRIMCo as to the profits that FRIMCo derives from its mutual fund operations generally and from the Fund; and

7. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Fund.

On the basis of the information received, the Board, in respect of the Fund, found the advisory fees charged and costs and expenses incurred by FRIMCo to be fair and reasonable; after giving effect to waivers and/or reimbursements; and considering the composition of the Comparable Funds, the relative performance and expense ratio of the Fund were comparable to those of peer funds; FRIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and FRIMCo's profitability with respect to the Fund was reasonable in light of the nature, scope and quality of the services provided by FRIMCo.

The Board considered for the Fund whether economies of scale have been realized and whether the fees for the Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on December 6, 2004 that the investment advisory fees for the Fund appropriately reflect any economies of scale realized by the Fund. Its findings at the earlier meeting were based upon information and analyses prepared by FRIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager of managers structure employed by the Fund relevant to the Board's deliberations, and took into consideration the Fund's rising costs of compliance with applicable laws, rules and regulations.

The Trustees considered that fees payable to FRIMCo by institutional clients with investment objectives similar to those of the Fund are lower, and may, in some cases, be substantially lower, than the rates paid by the Fund. FRIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Fund. For example, institutional clients have fewer administrative needs than the Fund. It was further noted that since the Fund must be able to constantly redeem its shares, it is more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

The Board also considered the special expertise of FRIMCo with respect to the manager of managers structure of the Fund and the likelihood that, at the current expense ratio of the Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of the Fund selected by its shareholders in purchasing their shares.

With respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from FRIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; FRIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and the Fund, FRIMCo or FRIMCo's affiliates; and FRIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. FRIMCo recommended that each Money Manager be retained at its current fee rate. FRIMCo advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the investment advisory agreements with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with FRIMCo; FRIMCo is aware of the fees charged by Money Managers to other clients; and FRIMCo believes that the fees agreed upon with Money Managers are

                         Basis for Approval of Investment Advisory Contracts  29

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted FRIMCo's explanation in light of the Board's findings as to the fairness and reasonableness of the aggregate investment advisory fees paid by the Fund and the fact that each Money Manager's fee is paid by FRIMCo.

Based substantially upon FRIMCo's recommendations together with the information received from FRIMCo in support of its recommendations, the Board concluded that the fees paid to the Money Managers of the Fund were fair and reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of the Fund was in the interests of shareholders.

In their deliberations, the Trustees did not identify any particular information as to the investment advisory agreement with FRIMCo or, other than FRIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them and their determinations were made in respect of the Fund.

At a meeting held on August 23, 2005, the Trustees received a proposal from FRIMCo to effect a Money Manager change for the Fund. In the case of the Fund, the Trustees approved the terms of the proposed portfolio management agreement with the successor Money Manager based substantially upon FRIMCo's recommendation; its explanation as to the lack of relevance of profitability to the evaluation of portfolio management agreements with Money Managers; and its belief that the proposed investment advisory fees for the successor Money Manager would be fair and reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at the February 23, 2005 meeting as to the fairness and reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed Money Manager change because each Money Manager's investment advisory fee is paid by FRIMCo.

 30  Basis for Approval of Investment Advisory Contracts

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to our Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available
(i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission's website at www.sec.gov, and (iv) at the Securities and Exchange Commission's public reference room.

The Board has delegated to FRIMCo, as FRIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. FRIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Ambac Assurance Corporation, a Wisconsin domiciled stock insurance company (the "Insurer"), is the issuer of a financial guarantee policy for the benefit of shareholders of the Fund. If the Fund is unable to meet its obligations under the guarantee on the Guarantee Maturity Date, the insurance policy requires Ambac to pay the Fund an amount sufficient to ensure that all shareholders would be able to redeem their shares on the Guarantee Maturity Date for an amount equal to their respective guaranteed amounts on the Guarantee Maturity Date. Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information, including AFG's most recent annual or quarterly report, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, or may be obtained free of charge by calling the Fund at (800) 787-7354.

                             Shareholder Requests for Additional Information  31

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Frank Russell Investment Company ("FRIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both FRIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Lynn L. Anderson,   Trustee since     Appointed until  - Vice Chairman, FRC                  39         - Trustee, The
  Born April 22,      1987              successor is     - Trustee, FRIC and RIF                            SSgA Funds
  1939                                  duly elected     - Until 2005, Chairman of the                      (investment
                                        and qualified      Board, FRIC and RIF                              company)
  909 A Street                                           - CEO, Russell Fund
  Tacoma, Washington                                       Distributors, Inc.
  98402-1616                                               (broker-dealer "RFD"))
                                                         - President and Chairman of
                                                           the Board, SSgA Funds
                                                           (investment company)
                                                         - Chairman of the Board, FRTC
                                                         - Until July 2004, Director,
                                                           Frank Russell Investments
                                                           (Ireland) Limited (Irish
                                                           limited company) and Frank
                                                           Russell Investments (Cayman)
                                                           Ltd. (manager of variable
                                                           capital investment
                                                           companies)
                                                         - Until October 2002,
                                                           President and CEO, FRIC and
                                                           RIF
                                                         - Until January 2005, Chairman
                                                           of the Board, RFD and FRIMCo
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        Trustee since     Appointed until  - Chairman of the Board, FRC          39         - None
  Phillips,           2002              successor is     - 1990-2003, President, FRC
  Born January 20,                      duly elected     - 1993-2003, CEO, FRC
  1948                                  and qualified.   - Trustee, FRIC and RIF
                                                         - Director, FRTC; Frank
  909 A Street                                             Russell Investments (Suisse)
  Tacoma, Washington                                       S.A. (global investment
  98402-1616                                               services); Frank Russell
                                                           Company Limited (consultant
                                                           to institutional investors
                                                           in Europe and the UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Frank
                                                           Russell Investments
                                                           (Delaware), Inc. (general
                                                           partner in various limited
                                                           partnerships ("FRIDI"))
----------------------------------------------------------------------------------------------------------------------------



* Each of Messrs. Anderson and Phillips is also an officer and/or director of one or more an affiliates of FRIC and RIF and is therefore an interested trustee.

 32  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    Trustee since     Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                                        and qualified      consulting)
 909 A Street                                            - February 2002 to June 2005,
 Tacoma, Washington                                        Lead Trustee, FRIC and RIF
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company);
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the
                                                           Operations and Distribution
                                                           Committee, WM Group of Funds
                                                         - February 2002 to June 2005,
                                                           Chairman of the Audit
                                                           Committee, FRIC and RIF
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy,  Trustee since     Appointed until  - June 2004 to present, Senior        39         - Director,
 Born June 6, 1946    2003              successor is       Vice President and Chief                         Gold Banc
                                        duly elected       Financial Officer, Waddell &                     Corporation,
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.                             Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001-2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979-2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine,       Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee since     Appointed until  - Retired since 1995                  39         None
 Born October 6,      1984              successor is
 1930                                   duly elected
                      Chairman of the   and qualified
 909 A Street         Nominating and
 Tacoma, Washington   Governance        Appointed until
 98402-1616           Committee since   successor is
                      2005              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------

                              Disclosure of Information about Fund Directors  33

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.,       2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                                   and qualified      subsidiary companies,
                                                           including Simpson Timber
 909 A Street                                              Company, Simpson Paper
 Tacoma, Washington                                        Company and Simpson Tacoma
 98402-1616                                                Kraft Company
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jack Thompson,       Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - February 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000                  39         None
 Born October 2,      2002              successor is     - 1987 to 2002, Director,
 1943                                   duly elected       Smith Barney Fundamental
                                        and qualified      Value Fund
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

 34  Disclosure of Information about Fund Directors

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
  Jr.,                and Chairman      resignation or     Russell Company (investment
  Born July 3, 1932   Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
  909 A Street                                             FRIMCo
  Tacoma, Washington                                     - Chairman Emeritus, FRIC and
  98402-1616                                               RIF; Frank Russell
                                                           Securities, Inc.
                                                           (broker-dealer and
                                                           investment adviser ("FRS"));
                                                           Russell 20-20 Association
                                                           (non-profit corporation);
                                                           and Frank Russell Trust
                                                           Company (non-depository
                                                           trust company ("FRTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of FRIC and RIF
 1919                                                      until 2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of FRIC and RIF
                                                           until 2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of FRIC and RIF.

                              Disclosure of Information about Fund Directors  35

FRANK RUSSELL INVESTMENT COMPANY
RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers,                Chief Compliance  Until successor  - Chief Compliance Officer, FRIC
 Born December 16, 1966         Officer since     is chosen and    - Chief Compliance Officer, RIF
                                2005              qualified by     - Chief Compliance Officer, FRIMCo
 909 A Street                                     Trustees         - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington 98402-1616                                       Policy
                                                                   - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, FRIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, FRIMCo
                                Officer since     qualified by     - Chairman of the Board and President, RFD and Russell
 909 A Street                   2004              Trustees           Insurance Agency, Inc. (insurance agency ("RIA"))
 Tacoma, Washington 98402-1616                                     - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, FRIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer and Chief Accounting Officer, FRIC and RIF
 Born November 26, 1963         Chief Accounting  is chosen and    - Director, Funds Administration, FRIMCo, FRTC and RFD
                                Officer since     qualified by     - Treasurer and Principal Accounting Officer, SSgA
 909 A Street                   1998              Trustees           Funds
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, FRIC, RIF, FRC, FRTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, FRIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, FRIC and
 909 A Street                                                        RIF
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary and     Until removed    - General Counsel and Managing Director of Law and
 Born October 8, 1941           General Counsel   by Trustees        Government Affairs, Secretary, FRC
                                since 1994
 909 A Street
 Tacoma, Washington 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 36  Disclosure of Information about Fund Directors

RUSSELL MULTI-MANAGER PRINCIPAL PROTECTED FUND

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Lynn L. Anderson
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Lee C. Gingrich
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, PhD
 William E. Baxter
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer (effective May 17, 2005) Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

ADVISER, ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Allan Forbes Building
 150 Newport Avenue AFB35
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 One Commerce Square
 Philadelphia, PA 19103-7098

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF OCTOBER 31, 2005
 Kayne Anderson Rudnick Investment Management, LLC, Los Angeles, CA Lehman Brothers Asset Management LLC, Chicago, IL
 Lord, Abbett & Co., Jersey City, NJ

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers  37

                      (This page intentionally left blank)

(RUSSELL LOGO)

Frank Russell Investment Company
909 A Street
Tacoma, Washington 98402
800-787-7354
Fax: 253-591-3495

www.russell.com                                               36-08-155(1 10/05)

ITEM 2. CODE OF ETHICS. [ANNUAL REPORT ONLY]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer ("Code").

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

     1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by each Mutual Fund;

     3) compliance with applicable laws and governmental rules and regulations;

     4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

     5)   accountability for adherence to the Code.

(c) The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant's principal executive officer and principal financial officer.

(e)  Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 11(a)(1), a copy of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. [ANNUAL REPORT ONLY]

Registrant's board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be "independent" for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. [ANNUAL REPORT ONLY]

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2004   $  833,920
2005   $1,206,402

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

       Fees      Nature of Services
       ----      ------------------
2004   $40,719   Performance of agreed-upon procedures
                 with respect to 04/30/04 semi-annual reports

2005   $49,753   Performance of agreed-upon procedures
                 with respect to 04/30/05 semi-annual reports

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

       Fees       Nature of Services
       ----       ------------------
2004   $550,443   Tax services
2005   $283,703   Tax services

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

       Fees      Nature of Services
       ----      ------------------
2004   $46,554   Review excise reconciliations; funds
                 merger analysis, review equalization
                 calculations, anti-money laundering

2005   $28,089   Review excise reconciliations, transfer
                 agent internal controls analysis,
                 overhead/travel

(e) (1) Registrant's audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant's accountants:

                        FRANK RUSSELL INVESTMENT COMPANY
                            RUSSELL INVESTMENT FUNDS
                AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                          EFFECTIVE DATE: MAY 19, 2003
                      AS AMENDED THROUGH NOVEMBER 14, 2005

I.   STATEMENT OF PURPOSE.

This Policy has been adopted by the Audit Committee (the "FRIC Audit Committee") of the Board of Trustees of Frank Russell Investment Company ("FRIC") and the Audit Committee (the "RIF Audit Committee") of the Russell Investment Funds ("RIF") to apply to any and all engagements of the independent auditor to FRIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of FRIC, the term "Audit Committee" as used in this policy shall refer to the FRIC Audit Committee and the term "Fund" shall refer to FRIC. In the case of RIF, the term "Audit Committee" as used in this Policy shall refer to the RIF Audit Committee and the term "Fund" shall refer to RIF. The term "Investment Adviser" shall refer to Frank Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds' independent auditor.

II.  STATEMENT OF PRINCIPLES.

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Fund's Board of Trustees (the "Audit Committee") is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services ("non-audit services") performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

     - Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

     -    Is in the position of auditing its own work; or

     - Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for

----------
* For purposes of this Policy, an affiliate of the Funds is defined as the Funds' investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the "SEC") establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services ("general pre-approval"), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund's independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. DELEGATION.

As provided in the Act and in the SEC's rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.  AUDIT SERVICES.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund's systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund's SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund's securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.   AUDIT-RELATED SERVICES.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. "Audit related services" include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.  TAX SERVICES.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor's independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund's tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII. ALL OTHER SERVICES.

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as "all other" services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the permissible "all other services" set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible "all other services" not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC's rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as

"all other services" for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.  PROCEDURES.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the "FRIC/RIF Clearance Committee" (the "Clearance Committee") (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC's rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of FRIMCo, and the officers of FRIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of FRIC or RIF.

X.   ADDITIONAL REQUIREMENTS.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor's continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and FRIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

AUDIT FEES           100%
AUDIT-RELATED FEES   100%
TAX FEES             100%
ALL OTHER FEES       100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2004   $114,012
2005   $127,413

(h) The registrant's audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. [NOT APPLICABLE]

ITEM 6. [SCHEDULES OF INVESTMENTS ARE INCLUDED AS PART OF THE REPORT TO SHAREHOLDERS FILED UNDER ITEM 1 OF THIS FORM]

ITEMS 7-9. [NOT APPLICABLE]

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES

     (a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

     (b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

ITEM 12. EXHIBIT LIST

     (a) Registrant's code of ethics described in Item 2

     (b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANK RUSSELL INVESTMENT COMPANY


By: /s/ Greg J. Stark
    ---------------------------------
    Greg J. Stark
    Principal Executive Officer
    and Chief Executive Officer

Date: December 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Greg J. Stark
    ---------------------------------
    Greg J. Stark
    Principal Executive Officer
    and Chief Executive Officer

Date: December 20, 2005


By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Principal Financial Officer,
    Principal Accounting Officer
    and Treasurer

Date: December 20, 2005